UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant
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Filed by a Party other than the Registrant
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Integrated Wellness Acquisition Corp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF INTEGRATED WELLNESS ACQUISITION CORP,
INFORMATION STATEMENT FOR STOCKHOLDERS OF BTAB ECOMMERCE HOLDINGS, INC.,
AND PROSPECTUS OF IWAC HOLDING COMPANY INC.
The board of directors of Integrated Wellness Acquisition Corp, a blank check company incorporated as a Cayman Islands exempted company (“IWAC” or “Purchaser”), has approved (i) the domestication of IWAC as a Delaware corporation (the “Domestication”), (ii) the Amended and Restated Business Combination Agreement, dated as of August 26, 2024 (as may be amended from time to time, the “Business Combination Agreement”), by and among IWAC, IWAC Holding Company Inc., a Delaware corporation and a wholly owned subsidiary of IWAC (“Pubco”), IWAC Purchaser Merger Sub II Inc., a Delaware corporation and a wholly owned subsidiary of Pubco (“Purchaser Merger Sub”), IWAC Company Merger, Sub Inc., a Georgia corporation and a wholly-owned subsidiary of Pubco (“Company Merger Sub” and together with Purchaser Merger Sub, the “Merger Subs”), Btab Ecommerce Group, Inc., a Georgia corporation (“Btab” or the “Company”), and acknowledging and agreeing solely with respect to Section 2.1(a)(ii) thereof, Binson Lau, a copy of which is attached to this joint proxy statement/information statement/prospectus as Annex A. The Business Combination Agreement amends, restates and supersedes the Business Combination Agreement, dated May 30, 2024 (the “Original BCA”), entered into by IWAC, IWAC Company Merger Sub, Inc., a Georgia corporation and a wholly owned subsidiary of IWAC, and Btab to add Pubco, Company Merger Sub and Purchaser Merger Sub as parties to the agreement and to restructure the transaction.
Pursuant to the Business Combination Agreement, the Business Combination (as defined below) will be effected in two steps. Subject to the approval and adoption of the Business Combination Agreement by the shareholders of IWAC, on the date of the consummation of the Business Combination (the “Closing Date”) and following the Domestication (as defined below): (a) Purchaser Merger Sub will merge with and into IWAC (the “Purchaser Merger”), with IWAC as the surviving company in the Purchaser Merger (the time at which the Purchaser Merger becomes effective is referred to herein as the “Purchaser Merger Effective Time”) and, as a result of the Purchaser Merger, IWAC will become a wholly‑owned Subsidiary of Pubco with security holders of IWAC receiving securities of Pubco with terms substantially equivalent to the terms of their securities of IWAC, and (b) Company Merger Sub will merge with and into Btab (the “Company Merger” and together with the Purchaser Merger, the “Mergers”), with Btab as the surviving company in the Company Merger (the time at which the Company Merger becomes effective is referred to herein as the “Company Merger Effective Time”) and, as a result of the Company Merger, Btab will become a wholly-owned Subsidiary of Pubco and (i) each Btab Class A Common Share (as defined below) will be automatically converted as of the Company Merger Effective Time into the right to receive Pubco Class A Shares and (ii) each Btab Class V Common Share (as defined below) will be automatically converted as of the Company Merger Effective Time into the right to receive Pubco Class V Shares.
At least one day prior to the Closing Date, IWAC will transfer by way of continuation from the Cayman Islands to Delaware and domesticate as a Delaware corporation in accordance with Section 388 of the General Corporation Law of the State of Delaware (the “DGCL”) and Part XII of the Cayman Islands Companies Act (Revised) (the “Cayman Companies Act”) (the “Domestication”).
On the Closing Date, prior to the Company Merger Effective Time, Btab will file an amendment to its articles of incorporation (the “Btab Charter Amendment”), which amendment will, among other things, create a new class of voting common stock with 1,000 votes per share, par value $0.001 (“Btab Class V Shares”). After the effectiveness of the filing of the Btab Charter Amendment, but prior to the Company Merger Effective Time, Binson Lau, the Chief Executive Officer of the Btab, who is also the Chairman of the Board of IWAC, shall exchange (x) all of his shares of Btab preferred stock, $0.001 per share (the “Btab Preferred Shares”) plus (y) such number of shares of Btab common stock, par value $0.001 per share (the “Btab Common Shares”), as will result in the issuance to Binson Lau of 100,000 Btab Class V Shares. Upon such exchange, all of the Btab Preferred Shares shall be terminated, extinguished and cancelled in full (the transactions in this paragraph, collectively, the “Btab Reorganization”).
At the Purchaser Merger Effective Time, (1) each issued and outstanding IWAC Common Share shall be converted automatically into and thereafter represent the right to receive one Pubco Class A Share (2) each issued and outstanding IWAC Public Warrant shall be converted into one Pubco Public Warrant, and (3) each outstanding IWAC Private Warrant shall be converted into one Pubco Private Warrant, and each of the Pubco Public Warrants and Pubco Private Warrants (together, the “Pubco Warrants”) shall have and be subject to substantially the same terms and conditions set forth in the respective IWAC Public Warrants and IWAC Private Warrants, respectively.
At the Company Merger Effective Time, (1) each Btab Common Share (other than (x) the Btab Common Shares that are Dissenting Shares and (y) treasury shares) issued and outstanding as of immediately prior to the Company Merger Effective Time, shall be automatically canceled and extinguished and converted into the right to receive a number of Pubco Class A Common Shares equal to its Pro Rata Share of the Aggregate Class A Share Consideration (defined below), and (2) the Btab Class V Shares (other than (x) the Btab Class V Shares that are Dissenting Shares and (y) treasury shares) issued and outstanding as of immediately prior to the Company Merger Effective Time, shall be automatically canceled and extinguished and converted into the right to receive the Aggregate Class V Share Consideration (defined below). From and after the Company Merger Effective Time, each Company Shareholder’s certificates (the “Company Certificates”) evidencing ownership of the Btab Common Shares held in book-entry form issued and outstanding immediately prior to the Company Merger Effective Time shall each cease to have any rights with respect to such Btab Common Shares except as otherwise expressly provided for in the Business Combination Agreement or under applicable Law.
Effective upon the Purchaser Merger Effective Time, Pubco will amend and restate its (i) certificate of incorporation in a form reasonably acceptable to the Parties (the “Proposed Charter”) and (ii) bylaws (the “Proposed Bylaws”). The Proposed Charter will reflect the change of the corporate name of Pubco to “BTAB Ecommerce Holdings, Inc.”
The consideration (the “Transaction Share Consideration”) to be paid to the shareholders of Btab as of immediately prior to the Company Merger Effective Time (the “Btab Shareholders”) for their Btab Common Shares and their Btab Class V Shares shall be an aggregate amount equal to $250,000,000 (the “Equity Value”). The Transaction Share Consideration shall be paid solely by Pubco issuing an aggregate of 25,000,000 new shares of common stock to the Btab Shareholders, consisting of 24,900,000 Pubco Class A Shares (the “Aggregate Class A Share Consideration”) and 100,000 Pubco Class V Common Shares (the “Aggregate Class V Share Consideration”), with each Pubco Class A Share and each Pubco Class V Share valued at $10.00 per share.
The IWAC Board obtained a fairness opinion from the Mentor Group, dated May 29, 2024, which provided that, as of that date and based on and subject to the assumptions, limitations, qualifications and other conditions set forth therein, Btab’s equity value in the Business Combination of $250,000,000 was fair, from a financial point of view, to the shareholders of IWAC.
Upon completion of the Business Combination, Pubco will qualify as a “controlled company” under the corporate governance rules of the Nasdaq Capital Market (“Nasdaq”). This is because Binson Lau, Pubco’s chairman of the board, will beneficially own up to approximately 36% of the issued and outstanding Pubco Class A Shares and 100% of the issued and outstanding Pubco Class V Shares (on an as-converted basis), depending on the level of redemptions by IWAC’s public shareholders. Each Pubco Class V Share carries 1,000 votes per share, resulting in Mr. Lau holding more than 50% of the total voting power for the election of directors. Under Nasdaq rules, a company in which more than 50% of the voting power for the election of directors is held by an individual, group, or another company is considered a “controlled company” and may elect not to comply with certain Nasdaq corporate governance requirements. Pubco currently intends to rely on these exemptions upon consummation of the Business Combination. As a result, Pubco’s stockholders will not have the same protections afforded to stockholders of companies that are subject to all Nasdaq corporate governance requirements. See “Risk Factors — Pubco will be a ‘controlled company’ within the meaning of the Nasdaq rules and, as a result, may rely on exemptions from certain corporate governance requirements.” See also “Risk Factors — Pubco’s corporate actions will be substantially controlled by its chairman of the board, who will have the ability to exert significant influence over important corporate matters.”
After careful consideration, the IWAC Board has determined that the proposals are fair to and in the best interests of IWAC and its shareholders and unanimously recommends that you vote or give instruction “FOR” the NTA Proposal, “FOR” the Domestication Proposal “FOR” the Business Combination Proposal, “FOR” the Charter Proposal, “FOR” each of the separate Organizational Documents Proposals, “FOR” the Incentive Plan Proposal “FOR” each of the director nominees set forth in the Director Election Proposal and, if presented at the Extraordinary General Meeting, “FOR” the Adjournment Proposal.
When IWAC shareholders consider the proposals presented in the accompanying joint proxy statement/information statement/prospectus, they should keep in mind that our Current Sponsor and IWAC’s directors and officers have interests in the Business Combination that are different from or in addition to, or may conflict with, interests of unaffiliated holders of IWAC ordinary shares. For instance, our Current Sponsor will benefit from the completion of a business combination and may be incentivized to complete a business combination that is less favorable to shareholders rather than liquidating IWAC. In such event, among other things, the value of certain interests of the Current Sponsor, its affiliates and IWAC directors and officers would become worthless including, among other things:
IWAC’s Current Sponsor, executive officers and directors may have interests in the Business Combination that may be different from, or in addition to, the interests of IWAC’s shareholders generally. The IWAC Board and the members of the Special Committee were aware of and considered these interests to the extent such interests existed at the time, among other matters, in approving the Business Combination

Agreement and in recommending that the Business Combination Agreement and the transactions contemplated thereby be approved by the shareholders of IWAC. These interests include, among other things:
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the fact that the 2,012,500 Ordinary Shares held by the Current Sponsor, and IWAC’s directors and officers, would be worthless because the Current Sponsor and IWAC’s directors and officers are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of approximately $25.25 million based upon the quoted price of the IWAC Class A ordinary shares of $12.55 per share on the OTC on November 3, 2025, despite having been initially purchased for a purchase price of $0.008 per share. As a result, the Current Sponsor and IWAC’s officers and directors are likely to be able to recoup their investment in IWAC and make a substantial profit on that investment, even if Public Shares have lost significant value. This means that the Current Sponsor and IWAC’s officers and directors could earn a positive rate of return on their investment, even if the Public Shareholders experience a negative rate of return in the post-business combination company. Accordingly, IWAC’s management team may have an economic incentive that differs from that of the Public Shareholders to pursue and consummate an initial business combination rather than to liquidate and to return all of the cash in the Trust Account to the Public Shareholders, even if that business combination were with a less favorable target company or on terms less favorable to shareholders rather than liquidate;

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the fact that the 4,795,000 IWAC Private Warrants held by the Current Sponsor were initially purchased for $1.00 per IWAC Private Warrant, which warrants will be worthless if a business combination is not consummated by December 15, 2025 (although the IWAC Private Warrants have certain rights that differ from the rights of holders of the IWAC Public Warrants, the aggregate value of the 4,795,000 IWAC Private Warrants held by the Current Sponsor estimated to be approximately $479,021 assuming the per warrant value of the IWAC Private Warrants is the same as the $0.0999 quoted price of the IWAC Public Warrants on the OTC on November 3, 2025);

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the fact that IWAC’s Insiders have waived their right to redeem their Founder Shares and any other Ordinary Shares held by them, or to receive distributions from the Trust Account with respect to the Founder Shares upon IWAC’s liquidation if IWAC is unable to consummate its initial business combination;

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the fact that unless IWAC consummates an initial business combination within the required time period under its organizational documents, its directors and officers will not receive reimbursement for any out-of-pocket expenses incurred by them in connection with the Business Combination (to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account), such as identifying and investigating possible business targets and business combinations. As of the date of this proxy statement/information statement/prospectus, there were no unreimbursed expenses;

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the continued indemnification of current directors and officers of IWAC and the continuation of directors’ and officers’ liability insurance after the Business Combination;

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the fact that Binson Lau, the Chairman of the IWAC Board, will serve as a director of Pubco following the Closing. As such, in the future, Mr. Lau may receive any cash fees or equity awards that the Pubco Board determines to pay its directors;

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the fact that Binson Lau is both the Chairman of the IWAC Board and the Chief Executive Officer of Btab, and holds approximately 41.3% of the outstanding Btab equity;

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the fact that John Chen is both a director of IWAC and indirectly holds approximately 0.91% of the Btab equity and is entitled to receive 20,000 Pubco Class A Shares upon the Closing;

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the fact that Matthew Malriat is a director and Chief Financial Officer of IWAC and is entitled to receive 100,000 Pubco Class A Shares upon the Closing;

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the fact that Yueh Eric Seto is both a director of IWAC and holds approximately 0.42% of the Btab equity and is entitled to receive 20,000 Pubco Class A Shares upon the Closing;

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the fact that Donald Fell is a director of IWAC and will serve as a director of Pubco following the Closing. As such, in the future, Mr. Fell may receive any cash fees or equity awards that the Pubco Board determines to pay its directors;

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the fact that the Current Sponsor, its affiliates and the Prior Sponsor have committed to loans to IWAC in the aggregate amount of approximately $4.96 million, which amount IWAC will be unable to repay to the Current Sponsor and the Prior Sponsor to the extent that the amount of such loans exceeds the amount of available proceeds not deposited in the Trust Account if a business combination is not completed. Such loans are also convertible, at the option of the Current Sponsor and the Prior Sponsor at a conversion price of $1.00 per share, up to a maximum of $4,000,000; and
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The fact that the following individuals have a material interest in the Current Sponsor, which represent indirect interests in the following securities:

Name of Person	Founder Shares	Private Warrants
Jiang Hui Bao	2,000,000	4,795,000
The foregoing interests present a risk that the Current Sponsor and IWAC’s officers and directors may be incentivized to complete a business combination with a less favorable target company or on terms less favorable to the Public Shareholders rather than to liquidate, in which case the Current Sponsor would lose its entire investment. As a result, the Current Sponsor and IWAC’s officers and directors may have a conflict of interest in determining whether Btab is an appropriate business with which to effectuate a business combination and/or in evaluating the terms of the Business Combination. See the section entitled “The Business Combination Proposal — Interests of IWAC’s Current Sponsor, Directors and Officers in the Business Combination” in the joint proxy statement/ information statement/prospectus for a further discussion.
Compensation Received by the Sponsor and other Parties
Set forth below is a summary of the terms and amount of the compensation received or to be received by the Current Sponsor and its affiliates in connection with the Business Combination or any related financing transaction, the amount of securities issued or to be issued by SPAC to the Current Sponsor and its affiliates and the price paid or to be paid for such securities or any related financing transaction.
	Interest in Securities	Other Compensation
Current Sponsor
At Closing, the Current Sponsor will hold a total of 2,000,000 Pubco Class A Shares, which would have a value of approximately $25.1 million based on the quoted price of the IWAC Class A ordinary shares as of November 3, 2025.
At Closing, the Current Sponsor will hold a total of 4,795,000 Pubco Warrants, which would have a value of approximately $479,021 based on the quoted price of the IWAC Public Warrants as of November 3, 2025.
The Current Sponsor has provided loans to IWAC, up to $4 million of which are convertible into ordinary shares at a conversion price of $1 per share. As of December 31, 2024, approximately $2.93 million was owed to the Current Sponsor.
Binson Lau, Chairman of the IWAC Board and CEO of Btab	At Closing, Mr. Lau will hold (directly and indirectly) a total of 10,334,350 Pubco Class A Shares, which would have a value of approximately $129.69 million based on the quoted price of the IWAC Class A ordinary shares as of November 3, 2025 and 100,000 Pubco Class V Shares.	Mr. Lau will serve as CEO and director of Btab following the Closing. As such, in the future Mr. Lau will receive $250,000 for his service as CEO.

	Interest in Securities	Other Compensation
John Chen, director of IWAC	At Closing, Mr. Chen will hold a total of 20,000 Pubco Class A Shares, which would have a value of approximately $0.25 million based on the quoted price of the IWAC Class A ordinary shares as of November 3, 2025.
Yueh Eric Seto, director of IWAC	At Closing, Mr. Seto will hold a total of 124,100 Pubco Class A Shares, which would have a value of approximately $1.55 million based on the quoted price of the IWAC Class A ordinary shares as of November 3, 2025.
Matthew Malriat, CFO and director of IWAC	At Closing, Mr. Malriat will hold a total of 100,000 Pubco Class A Shares, which would have a value of approximately $1.25 million based on the quoted price of the IWAC Class A ordinary shares as of November 3, 2025.
Donald Fell, director of IWAC		Mr. Fell will serve as a director of Pubco following the Closing. As such, in the future, Mr. Fell may receive any cash fees or equity awards that the Pubco Board determines to pay its directors;
There are currently no specified circumstances or arrangements under which the Current Sponsor, its affiliates, and promoters, directly or indirectly, could transfer ownership of securities of IWAC, or that could result in the surrender or cancellation of such securities. However, if additional investors participate through a financing, there may be arrangements where certain holders of IWAC Securities sell or transfer some of their securities to the investors.
Because the Sponsor acquired the Founder Shares at a nominal price, our Public Shareholders will incur an immediate and substantial dilution upon the closing of this offering and would incur additional dilution upon the exercise of warrants held by the Current Sponsor and its affiliates.
For more information about the potential conflicts of interest, the nature of compensation and the potential dilutive impact of such interests held by the Current Sponsor, IWAC’s directors and officers and their respective affiliates, see the following sections in the accompanying joint proxy statement/information statement/prospectus:
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“Questions and Answers about our Extraordinary General Meeting — What happens if a substantial number of public shareholders vote in favor of the business combination proposal and exercise their redemption rights?”

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“Risk Factors — Risks Related to the Business Combination and IWAC — Some of the Btab and IWAC officers and directors may be argued to have conflicts of interest that may influence them to support or approve the Business Combination without regard to your interests.”

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“Risk Factors — Risks Related to the Business Combination and IWAC — IWAC’s Public Shareholders will experience dilution due to the issuance to existing Btab equity holders of securities entitling them to a significant voting stake in Pubco.”; and

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“The Business Combination Proposal — Interests of IWAC’s Current Sponsor, Directors and Officers in the Business Combination”.

IWAC’s units, ordinary shares, and warrants are quoted on the OTC Markets under the symbols “WELUF,” “WELNF,” and “ WELWF,” respectively and shares of Btab’s common stock are quoted on the

OTC Markets Group, Inc. Pink tier under the symbol “BBTT.” Btab began trading under this ticker symbol on June 5, 2023, following a name change from American Seniors Association Holding Group, Inc. There will be no IWAC Units nor any NYSE listing of IWAC Units following the consummation of the Business Combination. The parties anticipate that, following the Business Combination, the Pubco Class A Shares and the Pubco Public Warrants will be listed on Nasdaq under the symbols “BTAB” and “BTABW” respectively.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued in the Business Combination or otherwise, or passed upon the adequacy or accuracy of this joint proxy statement/information statement/prospectus. Any representation to the contrary is a criminal offense.

INTEGRATED WELLNESS ACQUISITION CORP
1441 Broadway FL 6
New York, NY 10018
(917) 397-7625
NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 8, 2025
TO THE SHAREHOLDERS OF INTEGRATED WELLNESS ACQUISITION CORP:
NOTICE IS HEREBY GIVEN that an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) of Integrated Wellness Acquisition Corp, a Cayman Islands exempted company (“IWAC”), will be held at 10:00 a.m. Eastern Time, on December 8, 2025, at the office of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, New York 10105. You can participate in the Extraordinary General Meeting and vote your shares electronically via live webcast by visiting https://www.cstproxy.com/integratedwellnessholdings/2025 and entering the voter control number included on your proxy card. You will not be required to attend the Extraordinary General Meeting in person in order to vote, and IWAC encourages virtual participation. You are cordially invited to attend the Extraordinary General Meeting via the live webcast noted above, which will be held for the purposes of considering and voting upon, and if thought fit, passing and approving the following resolutions:
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Proposal No. 1 — The NTA Proposal — to pass the following resolution: "RESOLVED, as a special resolution, that subject to the approval of the Business Combination Proposal and with effect immediately prior to the effectiveness of the Domestication, article 36.5 (c) of IWAC’s current amended and restated articles of association be deleted in its entirety.”

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Proposal No. 2 — The Domestication Proposal — as a special resolution to (a) change the domicile of IWAC pursuant to a transfer by way of continuation of an exempted company out of the Cayman Islands and a domestication into the State of Delaware as a corporation (the “Domestication”); (b) adopt upon the Domestication taking effect, the certificate of incorporation (the “Interim Charter”), a copy of which is attached to this joint proxy statement/information statement/prospectus as Annex B, in place of IWAC’s current amended and restated memorandum and articles of association (the “Existing Organizational Documents”) and which will remove or amend those provisions of IWAC’s Existing Organizational Documents that terminate or otherwise cease to be applicable as a result of the Domestication; and (c) file a Certificate of Corporate Domestication and the Interim Charter with the Secretary of State of Delaware, under which IWAC will be transferred by way of continuation out of the Cayman Islands and domesticated as a corporation in the State of Delaware. At the time of the Domestication, simultaneously with the adoption of the Interim Charter, IWAC intends to adopt Bylaws in the form attached to this joint proxy statement/information statement/prospectus as Annex C (the “IWAC Bylaws”). The text of the proposed special resolution to effect the Domestication is as follows:

“RESOLVED, as a special resolution in accordance with Article 31 of IWAC’s current amended and restated articles of association, that IWAC transfer by way of continuation to Delaware and thereby be de-registered as an exempted company in the Cayman Islands and be registered by way of continuation as a corporation in the State of Delaware, and conditional upon, and with effect from, the registration of IWAC in the State of Delaware as a corporation with the laws of the State of Delaware, the name of Integral Wellness Acquisition Corp be changed to “Integrated Wellness Acquisition Corp.” (the “Domestication.”
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Proposal No. 3 — The Business Combination Proposal — as an ordinary resolution, that the Amended and Restated Business Combination Agreement, dated as of August 26, 2024 (as may be amended from time to time, the “Business Combination Agreement”), by and among IWAC, IWAC Holding Company Inc., a Delaware corporation and a wholly owned subsidiary of IWAC (“Pubco”), IWAC Purchaser Merger Sub II Inc., a Delaware corporation and a wholly owned subsidiary of Pubco (“Purchaser Merger Sub”), IWAC Company Merger, Sub Inc., a Georgia corporation and a wholly-owned subsidiary of Pubco (“Company Merger Sub” and together with Purchaser Merger Sub, the “Merger Subs”), Btab Ecommerce Group, Inc., a Georgia corporation (“Btab” or the “Company”), and (iv) acknowledging and agreeing solely with respect to Section 2.1(a)(ii) thereof, Binson Lau, a copy of which is attached to this joint proxy statement/information statement/prospectus as Annex A, and the transactions contemplated therein, including the business combination whereby (a) Purchaser Merger Sub will merge with and into IWAC (the “Purchaser Merger”), with IWAC as the surviving company in the Purchaser Merger (the time at which the Purchaser Merger becomes effective is referred to herein as the “Purchaser Merger Effective Time”) and, as a result of the Purchaser Merger, IWAC will become a wholly-owned subsidiary of Pubco with security holders of IWAC receiving securities of Pubco with terms substantially equivalent to the terms of their securities of IWAC, and (b) Company Merger Sub will merge with and into Btab (the “Company Merger” and together with the Purchaser Merger, the “Mergers”) with Btab as the surviving company in the Company Merger (the time at which the Company Merger becomes effective is referred to herein as the “Company Merger Effective Time”) and, as a result of the Company Merger, Btab will become a wholly-owned subsidiary of Pubco and (i) each Btab Class A Common Share will be automatically converted as of the Company Merger Effective Time into the right to receive Pubco Class A Shares and (ii) each Btab Class V Common Share will be automatically converted as of the Company Merger Effective Time into the right to receive Pubco Class V Shares (such proposal, the “Business Combination Proposal”), be approved and authorized in all respects.
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Proposal No. 4 — The Charter Proposal — as a special resolution, that the proposed amended and restated certificate of incorporation (the “Proposed Charter”) and proposed bylaws (the “Proposed Bylaws”, and together with the Proposed Charter, the “Proposed Organizational Documents”) of Pubco, the forms of which are attached to the accompanying joint proxy statement/information statement/prospectus as Annex D and Annex E, be approved to take effect at the Purchaser Merger Effective Time (such proposal, the “Charter Proposal”). The text of the proposed special resolution is as follows:

“RESOLVED, as a special resolution, that the Interim Charter of IWAC Holding Company Inc., attached as Annex D to the joint proxy statement/information statement/prospectus in respect of the meeting, be amended and restated and replaced in its entirety by the Proposed Charter, in the form appended to the accompanying joint proxy statement/ information statement/prospectus as Annex E, to be effective upon the consummation of the Business Combination.”
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Proposal No. 5 — The Organizational Documents Proposals — separate and apart from the vote on the Charter Proposal, as an ordinary resolution, on an advisory and non-binding basis, that the material differences between the Existing Organizational Documents and the Proposed Organizational Documents relating to approving provisions in the Proposed Charter, providing that directors may be removed without cause by majority of voting power of shares of Pubco, that special meetings may only be called by the Pubco Board and that stockholders may only act at annual or special meetings, amendments to the Proposed Charter, approval of the new name of Pubco, the status as blank check company, and the authorized share capital as described in six separate proposals be approved in all respects (such proposals, the “Organizational Documents Proposals”).

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Proposal No. 6 — The Incentive Plan Proposal — as an ordinary resolution, the Pubco 2025 Omnibus Incentive Plan (the “Incentive Plan”), a copy of which is attached to this joint proxy statement/information statement/prospectus as Annex F (such proposal, the “Incentive Plan Proposal”).

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Proposal No. 7 — The Director Election Proposal — as an ordinary resolution, that six (6) directors be elected to serve on Pubco’s board of directors (the “Pubco Board”) effective at the Purchaser Merger Effective Time, with each director assigned to a class as follows: three (3) directors as Class I directors to serve until the 2026 annual meeting of stockholders, two (2) directors as Class II directors to serve until the 2027 annual meeting of stockholders, and one (1) director as a Class III director to serve until the 2028 annual meeting of stockholders, or until their respective successors are duly elected and qualified (such proposal, the “Director Election Proposal”).

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Proposal No. 8 — The Adjournment Proposal — as an ordinary resolution, that the Extraordinary General Meeting be adjourned to a later date or dates or sine die, if necessary or desirable, at the determination of the IWAC Board (such proposal, the “Adjournment Proposal”).

These foregoing items of business are described in the accompanying joint proxy statement/information statement/prospectus, which IWAC encourages you to read in its entirety before voting. Only holders of record of IWAC Ordinary Shares at the close of business on November 3, 2025 (the “Record Date”) are entitled to notice of the Extraordinary General Meeting and to vote and have their votes counted at the Extraordinary General Meeting and any adjournments of the Extraordinary General Meeting.
After careful consideration, the IWAC Board has determined that the proposals are fair to and in the best interests of IWAC and its shareholders and unanimously recommends that you vote or give instruction “FOR” the NTA Proposal, “FOR” the Domestication Proposal “FOR” the Business Combination Proposal, “FOR” the Charter Proposal, “FOR” each of the separate Organizational Documents Proposals, “FOR” the Incentive Plan Proposal “FOR” each of the director nominees set forth in the Director Election Proposal and, if presented at the Extraordinary General Meeting, “FOR” the Adjournment Proposal.
Under the Business Combination Agreement, the approval of the Business Combination Proposal is a condition to the consummation of the Business Combination. If the Business Combination Proposal is not approved by IWAC’s shareholders, the Business Combination will not be consummated.
Additionally, the Business Combination Proposal is conditioned on the approval of the Charter Proposal, the Incentive Plan Proposal and the Director Election Proposal (collectively, the “Required Proposals”). Each of these proposals is more fully described in the accompanying joint proxy statement/information statement/prospectus, which IWAC encourages you to read carefully and in its entirety before voting.
Each of the NTA Proposal, the Domestication Proposal, the Charter Proposal, the Incentive Plan Proposal and the Director Election Proposal is conditioned on the approval of the Business Combination Proposal. Therefore, if the Business Combination Proposal is not approved, then the NTA Proposal, the Charter Proposal, the Incentive Plan Proposal and the Director Election Proposal will not be presented to IWAC shareholders at the Extraordinary General Meeting.
Each of the Organizational Documents Proposals and the Adjournment Proposal is not conditioned on the approval of any other proposal set forth in the accompanying joint proxy statement/information statement/prospectus.
The Prior Sponsor and Current Sponsor (collectively, the “Sponsors”) have agreed to vote their shares in favor of the Business Combination Proposal and has also indicated that they intend to vote their shares in favor of all other proposals being presented at the Extraordinary General Meeting. As of the Record Date, the Sponsors collectively held approximately 70.8% of the outstanding IWAC ordinary shares.
Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read the joint proxy statement/information statement/prospectus (and any documents incorporated into the joint proxy statement/information statement/prospectus by reference) carefully. Please pay particular attention to the section entitled “Risk Factors.”
IWAC’s board of directors (the “IWAC Board”) formed a special committee (the “Special Committee”) to consider and negotiate the terms and conditions of the Business Combination and to recommend to the IWAC Board whether to pursue the Business Combination and, if so, on what terms and conditions.
After careful consideration, the IWAC Board, based in part on the unanimous recommendation of the Special Committee, has unanimously approved IWAC’s entry into the Business Combination Agreement and the Business Combination. The IWAC Board also determined that each of the proposals described in the joint proxy statement/information statement/prospectus is fair, advisable and in the best interests of IWAC and its shareholders and recommends that you vote or give instruction to vote “FOR” each of these Proposals.
The existence of financial and personal interests of IWAC’s Current Sponsor, directors and officers may result in a conflict of interest on the part of one or more of the directors between what he or they may believe is in the best interests of IWAC and its shareholders and what he or they may believe is best for himself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “The Business Combination Proposal — Interests of IWAC’s Current Sponsor, Directors and Officers in the Business Combination” in the joint proxy statement/information statement/prospectus for a further discussion.

Under the Business Combination Agreement, the approval of each of the Domestication Proposal, the Business Combination Proposal, the Charter Proposal, the Incentive Plan Proposal and the Director Election Proposal (each, a “Required Proposal”) is a condition to the consummation of the Business Combination. If IWAC shareholders do not approve each of the Required Proposals, the Business Combination may not be consummated.
In connection with IWAC’s initial public offering of units (the “IPO”), on October 26, 2021, the Prior Sponsor and IWAC officers and directors, and later, the Current Sponsor, entered into the Insider Letter (as defined herein), pursuant to which they agreed, among other things, to vote their IWAC Class B ordinary shares purchased prior to the IPO (“founder shares”), as well as any IWAC ordinary shares sold in the IPO (“Public Shares”) purchased by them during or after the IPO, as well as any IWAC Class A ordinary shares issued or issuable upon the conversion of the founder shares, if any, in favor of IWAC’s initial business combination. Additionally, in connection with the execution of the Original BCA, on May 30, 2024, the Current Sponsor, IWAC and Btab and other holders of IWAC Class B ordinary shares entered into a Sponsor Letter Agreement (the “Sponsor Letter Agreement”), pursuant to which, in order to induce Btab to enter into the Business Combination Agreement and for no additional consideration, the Current Sponsor and certain other holders of IWAC Class B ordinary shares agreed to (a) vote in favor of the Business Combination Agreement and the transactions contemplated thereby (including the Domestication and the Mergers), (b) waive any adjustment to the conversion ratio set forth in the governing documents of IWAC and any other anti-dilution or similar protection with respect to their shares and (c) seek to amend the lock-up period in the Insider Letter to reduce it to 180 days; which Sponsor Letter Agreement shall be amended to approve the additional transactions contemplated by the Business Combination Agreement.
Pursuant to IWAC’s Existing Organizational Documents, a holder of Public Shares (“Public Shareholder”) may request that IWAC redeem all or a portion of its Public Shares for cash if the Business Combination is consummated. IWAC shareholders will be entitled to receive cash for any Public Shares to be redeemed only if such holders:
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hold (a) Public Shares or (b) units and elect to separate such units into the underlying Public Shares and warrants prior to exercising such redemption rights with respect to the Public Shares; and

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prior to 5:00 p.m., Eastern Time, on December 4, 2025 (two business days prior to the Extraordinary General Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company, IWAC’s transfer agent (the “Transfer Agent”), that IWAC redeem such Public Shares for cash and (b) deliver such Public Shares to the Transfer Agent, physically or electronically through Depository Trust Company (“DTC”).

Holders of Units must elect to separate the underlying Public Shares and warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.
Public Shareholders may elect to redeem all or a portion of their Public Shares even if they vote for the Business Combination Proposal.
If the Business Combination is not consummated, the Public Shares will not be redeemed for cash. If a Public Shareholder properly exercises its right to redeem its Public Shares and timely delivers its shares to the Transfer Agent, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with our initial public offering (the “Trust Account”), calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the Trust Account and not previously released to IWAC, net of taxes payable, divided by the number of then issued and outstanding Public Shares. For illustrative purposes, as of November 3, 2025, this would have amounted to approximately $12.78 per Public Share. If a Public Shareholder exercises its redemption rights, such holder will be exchanging its redeemed Public Shares for cash and will no longer own such shares, but will continue to hold any warrants that were part of IWAC Units issued in the IPO. See “The Extraordinary General Meeting — Redemption Rights” in the joint proxy statement/information statement/prospectus for a detailed description of the procedures to be followed by holders of Public Shares who wish to redeem such Public Shares for cash in connection with the Business Combination.
Notwithstanding the foregoing, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of such 15% limit would not be redeemed for cash.
The obligations of IWAC, Merger Sub and Btab to consummate the Mergers are subject to the satisfaction or waiver of certain closing conditions, including, but not limited to, (i) the applicable waiting period under the HSR Act relating to the Business Combination having expired or been terminated, (ii) the absence of any governmental order or law restraining, prohibiting or making illegal the consummation of the Business Combination, (iii) the approval of IWAC’s shareholders of the Required Proposals, (iv) the approval of Btab’s shareholders of the Business Combination Agreement and the Business Combination (including the Mergers), (v) the effectiveness of the registration statement of which this joint proxy statement/information statement/prospectus forms a part under the Securities Act of 1933, as amended (the “Securities Act”), and (vi) IWAC having at least $5,000,001 of net tangible assets as of immediately after the Effective Time.
The obligation of IWAC and the Merger Subs to consummate the Business Combination is also subject to the satisfaction or waiver of other closing conditions, including, but not limited to, (i) the representations and warranties of Btab being true and correct to the standards applicable to such representations and warranties, (ii) each of the covenants of Btab required to be completed at or prior to the Closing having been performed or complied with in all material respects, (iii) the absence of a Company Material Adverse Effect, (iv) the Btab Reorganization being completed, and (v) the delivery of customary closing certificates and transaction documents.
The obligation of Btab to consummate the Business Combination is also subject to the satisfaction or waiver of other closing conditions, including, but not limited to, (i) the representations and warranties of IWAC and the Merger Subs being true and correct to the standards applicable to such representations and warranties, (ii) each of the covenants of IWAC required to be completed at or prior to the Closing having been performed or complied with in all material respects, (iii) the approval by the NSYE of the listing of the IWAC Class A Common Shares to be issued in connection with the Mergers, (iv) the Domestication having been consummated on the Closing Date prior to the Effective Time, and (v) the delivery of customary closing certificates and transaction documents.
Concurrently with the execution of the Original BCA, each of Binson Lau and Btab Group Pty Ltd., (collectively, the “Significant Btab Shareholders”) delivered to IWAC a shareholder support agreement (each a “Shareholder Support Agreement”), pursuant to which, among other things, each such Significant Company Shareholder agreed to (a) support and vote in favor of the Business Combination Agreement, the ancillary documents to which Btab is or will be a party and the transactions contemplated thereby (including the Mergers) and (b) take, or cause to be taken, any actions necessary or advisable to cause certain agreements to be terminated effective as of the Closing; which Shareholder Support Agreement shall be amended to include Pubco as a party and to approve the additional transactions contemplated by the Business Combination Agreement.
Concurrently with the Closing, IWAC shall enter into a lock-up agreement (each a “Lock-Up Agreement”) with each Significant Btab Shareholder, representing 41.3% of the Btab shares in the aggregate. Pursuant to the Lock-Up Agreement, with respect to the shares received as consideration in the Business Combination (the “Restricted Securities”), each Significant Btab Shareholder shall agree not to, during the period commencing from the Closing, ending on the earliest of (x) the date that is 180 days after the Closing Date, (y) the date after the Closing on which Pubco consummates a liquidation, merger, share exchange asset acquisition, share repurchase, recapitalization, reorganization or other similar transaction with an unaffiliated third party that results in all of the Pubco’s public stockholders having the right to exchange their shares of Pubco common stock for cash, securities or other property and (z) the date on which the closing sale price of the Pubco Class A Shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any twenty (20) trading days within any thirty (30) trading day period commencing after the Closing: (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Restricted Securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Restricted Securities, or (iii) publicly disclose the intention to do any of the foregoing.
All IWAC shareholders as of the Record Date are cordially invited to attend the Extraordinary General Meeting. To ensure your representation at the Extraordinary General Meeting, however, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If you are a holder of record of IWAC Ordinary Shares, you may also cast your vote via Internet or telephone. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote yourself, obtain a proxy from your broker or bank. If you do not vote or do not instruct your broker or bank how to vote, it will have no effect on any of the proposals.
Your vote is important regardless of the number of shares you own. Whether you plan to attend the Extraordinary General Meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.
Thank you for your participation. IWAC looks forward to your continued support.
November 12, 2025	By Order of the Board of Directors

/s/ Binson Lau Binson Lau Chairman of the Board
IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS. TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (I) IF YOU HOLD IWAC CLASS A ORDINARY SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING IWAC CLASS A ORDINARY SHARES AND WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (II) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, AND (III) DELIVER YOUR IWAC CLASS A ORDINARY SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THIS JOINT PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS. IF THE TRANSACTION IS NOT CONSUMMATED, THEN THE PUBLIC SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. SEE “THE EXTRAORDINARY GENERAL MEETING  —  REDEMPTION RIGHTS” IN THE JOINT PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS FOR MORE SPECIFIC INSTRUCTIONS.

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ABOUT THIS JOINT PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS
This joint proxy statement/information statement/prospectus, which forms a part of a registration statement on Form S-4 filed with the SEC, an information statement of Btab, and constitutes a prospectus of Pubco under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), with respect to (1) up to 32,968,761 Pubco Class A Shares, (2) 12,600,000 Pubco Warrants and (3) 12,600,000 Pubco Class A Shares, issuable pursuant to the exercise of Pubco Warrants, in connection with the Business Combination. This document also constitutes a proxy statement of IWAC under Section 14(a) of the Exchange Act, and the rules thereunder, and a notice of meeting with respect to the extraordinary general meeting of IWAC’s shareholders to consider and vote upon the proposals to adopt the NTA Proposal (as described below), to adopt the Business Combination Proposal (as described below), to adopt the Charter Proposal (as described below), to adopt the Organizational Documents Proposals (as described below), to adopt the Director Election Proposal (as described below), and, if necessary, to adopt the Adjournment Proposal (as described below).
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Proposal No. 1 — The NTA Proposal — to pass the following resolution:

“RESOLVED, as a special resolution, that subject to the approval of the Business Combination Proposal and with effect immediately prior to the effectiveness of the Domestication, article 36.5 (c) of IWAC’s current amended and restated articles of association be deleted in its entirety.”
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Proposal No. 2 — The Domestication Proposal — as a special resolution to (a) change the domicile of IWAC pursuant to a transfer by way of continuation of an exempted company out of the Cayman Islands and a domestication into the State of Delaware as a corporation (the “Domestication”); (b) adopt upon the Domestication taking effect, the certificate of incorporation (the “Interim Charter”), a copy of which is attached to this joint proxy statement/information statement/prospectus as Annex B, in place of current amended and restated memorandum and articles of association (the “Existing Organizational Documents”) and which will remove or amend those provisions of IWAC’s Existing Organizational Documents that terminate or otherwise cease to be applicable as a result of the Domestication; and (c) file a Certificate of Corporate Domestication and the Interim Charter with the Secretary of State of Delaware, under which IWAC will be transferred by way of continuation out of the Cayman Islands and domesticated as a corporation in the State of Delaware. At the time of the Domestication, simultaneously with the adoption of the Interim Charter, IWAC intends to adopt Bylaws in the form attached to this joint proxy statement/information statement/prospectus as Annex C (the “IWAC Bylaws”). The text of the proposed special resolution to effect the Domestication is as follows:

“RESOLVED, as a special resolution in accordance with Article 31 of IWAC’s current amended and restated articles of association, that IWAC transfer by way of continuation to Delaware and thereby be de-registered as an exempted company in the Cayman Islands and be registered by way of continuation as a corporation in the State of Delaware, and conditional upon, and with effect from, the registration of IWAC in the State of Delaware as a corporation with the laws of the State of Delaware, the name of Integral Wellness Acquisition Corp be changed to “Integrated Wellness Acquisition Corp.” (the “Domestication”).”
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Proposal No. 3 — The Business Combination Proposal — as an ordinary resolution, that the Amended and Restated Business Combination Agreement, dated as of August 26, 2024 (as may be amended from time to time, the “Business Combination Agreement”), by and among IWAC, IWAC Holding Company Inc., a Delaware corporation and a wholly owned subsidiary of IWAC (“Pubco”), IWAC Purchaser Merger Sub II Inc., a Delaware corporation and a wholly owned subsidiary of Pubco (“Purchaser Merger Sub”), IWAC Company Merger, Sub Inc., a Georgia corporation and a wholly-owned subsidiary of Pubco (“Company Merger Sub” and together with Purchaser Merger Sub, the “Merger Subs”), Btab Ecommerce Group, Inc., a Georgia corporation (“Btab” or the “Company”), and (iv) acknowledging and agreeing solely with respect to Section 2.1(a)(ii) thereof, Binson Lau, a copy of which is attached to this joint proxy statement/information statement/prospectus as Annex A, and the transactions contemplated therein, including the business combination whereby (a) Purchaser Merger Sub will merge with and into IWAC (the “Purchaser Merger”), with IWAC as the surviving company in the Purchaser Merger (the time at which the Purchaser Merger becomes effective is referred to herein as the “Purchaser Merger Effective Time”) and, as a result of the

Purchaser Merger, IWAC will become a wholly-owned subsidiary of Pubco with security holders of IWAC receiving securities of Pubco with terms substantially equivalent to the terms of their securities of IWAC, and (b) Company Merger Sub will merge with and into Btab (the “Company Merger” and together with the Purchaser Merger, the “Mergers”) with Btab as the surviving company in the Company Merger (the time at which the Company Merger becomes effective is referred to herein as the “Company Merger Effective Time”) and, as a result of the Company Merger, Btab will become a wholly-owned subsidiary of Pubco and (i) each Btab Class A Common Share will be automatically converted as of the Company Merger Effective Time into the right to receive Pubco Class A Shares and (ii) each Btab Class V Common Share will be automatically converted as of the Company Merger Effective Time into the right to receive Pubco Class V Shares (such proposal, the “Business Combination Proposal”), be approved and authorized in all respects.
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Proposal No. 4 — The Charter Proposal — as a special resolution, that the proposed amended and restated certificate of incorporation (the “Proposed Charter”) and proposed bylaws (the “Proposed Bylaws”, and together with the Proposed Charter, the “Proposed Organizational Documents”) of Pubco, the forms of which are attached to the accompanying joint proxy statement/information statement/prospectus as Annex D and Annex E, be approved to take effect at the Purchaser Merger Effective Time (such proposal, the “Charter Proposal”). The text of the proposed special resolution is as follows:

“RESOLVED, as a special resolution, that the Interim Charter of IWAC Holding Company Inc., attached as Annex D to the joint proxy statement/information statement/prospectus in respect of the meeting, be amended and restated and replaced in its entirety by the Proposed Charter, in the form appended to the accompanying joint proxy statement/ information statement/prospectus as Annex E, to be effective upon the consummation of the Business Combination.”
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Proposal No. 5 — The Organizational Documents Proposals — separate and apart from the vote on the Charter Proposal, as an ordinary resolution, on an advisory and non-binding basis, that the material differences between the Existing Organizational Documents and the Proposed Organizational Documents relating to approving provisions in the Proposed Charter, providing that directors may be removed without cause by majority of voting power of shares of Pubco, that special meetings may only be called by the Pubco Board and that stockholders may only act at annual or special meetings, amendments to the Proposed Charter, approval of the new name of Pubco, the status as blank check company, and the authorized share capital as described in six separate proposals be approved in all respects (such proposals, the “Organizational Documents Proposals”).

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Proposal No. 6 — The Incentive Plan Proposal — as an ordinary resolution, the Pubco 2025 Omnibus Incentive Plan (the “Incentive Plan”), a copy of which is attached to this joint proxy statement/information statement/prospectus as Annex F be adopted (such proposal, the “Incentive Plan Proposal”).

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Proposal No. 7 — The Director Election Proposal — as an ordinary resolution, that six (6) directors be elected to serve on Pubco’s board of directors (the “Pubco Board”) effective at the Purchaser Merger Effective Time, with each director assigned to a class as follows: three (3) directors as Class I directors to serve until the 2026 annual meeting of stockholders, two (2) directors as Class II directors to serve until the 2027 annual meeting of stockholders, and one (1) director as a Class III director to serve until the 2028 annual meeting of stockholders, or until their respective successors are duly elected and qualified (such proposal, the “Director Election Proposal”).

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Proposal No. 8 — The Adjournment Proposal — as an ordinary resolution, that the Extraordinary General Meeting be adjourned to a later date or dates or sine die, if necessary or desirable, at the determination of the IWAC Board (such proposal, the “Adjournment Proposal”).

This joint proxy statement/information statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any such offer or solicitation in such jurisdiction.
MARKET, INDUSTRY AND OTHER DATA
This joint proxy statement/information statement/prospectus contains estimates, projections and other information concerning Btab’s industry, including market size and growth of the markets in which it participates, that are based on industry publications, reports and forecasts prepared by its management. In some cases, Btab does not expressly refer to the sources from which these estimates and information are derived. This information involves a number of assumptions and limitations, and you are cautioned not to give undue weight to these estimates. The industry in which Btab operates is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the section titled “Risk Factors.” These and other factors could cause results to differ materially from those expressed in these publications and reports.
The sources of certain statistical data, estimates, and forecasts contained in this joint proxy statement/information statement/prospectus include independent industry reports from Frost & Sullivan, a third-party research firm commissioned by Btab.
Certain estimates of market opportunity, including internal estimates of the addressable market for Btab and forecasts of market growth, included in this joint proxy statement/information statement/prospectus may prove inaccurate. Market opportunity estimates and growth forecasts, whether obtained from third-party sources or developed internally, are subject to significant uncertainty and are based on assumptions and estimates that may prove to be inaccurate. The estimates and forecasts in this joint proxy statement/information statement/prospectus relating to the size of Btab’s target market, market demand and adoption, capacity to address this demand, and pricing may prove to be inaccurate. The addressable market Btab estimates may not materialize for many years, if ever, and even if the markets in which it competes meet the size estimates in this joint proxy statement/information statement/prospectus, Btab’s business could fail to successfully address or compete in such markets, if at all. The Registrant and Co-Registrant are responsible for the contents of the prospectus, and both believe that there is a reasonable basis for the reliability and accuracy of the estimates, assumptions and information included therein.
Certain monetary amounts, percentages and other figures included in this joint proxy statement/information statement/prospectus have been subject to rounding adjustments. Certain other amounts that appear in this joint proxy statement/information statement/prospectus may not sum due to rounding.
SELECTED DEFINITIONS
When used in this joint proxy statement/information statement/prospectus, unless the context otherwise requires:
“Adjournment Proposal” means the proposal to consider the adjournment of the Extraordinary General Meeting, if necessary or desirable in the determination of the IWAC Board.
“Aggregate Class A Share Consideration” means the merger consideration to be issued by Pubco, in the form of 24,900,000 Pubco Class A Shares.
“Aggregate Class V Share Consideration” means the merger consideration to be issued by Pubco, in the form of 100,000 Pubco Class V Shares.
“Btab” means Btab Ecommerce Group, Inc., a Georgia corporation.
“Btab Board” means Btab’s board of directors.
“Btab Class A Common Shares” means the outstanding shares of Btab Class A common stock, $0.001 per share.
“Btab Class V Common Shares” means the outstanding shares of Btab Class V common stock, $0.001 per share.
“Btab Preferred Shares” means the outstanding shares of Btab preferred stock, $0.001 per share.
“Btab Shareholders” means the shareholders of Btab prior to the Company Merger Effective Time.
“BTIG” means BTIG, LLC, the underwriter of the IPO.
“Business Combination” means the transactions contemplated by the Business Combination Agreement.

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“Business Combination Agreement” means the Amended and Restated Business Combination Agreement, dated as of August 26, 2024, by and among IWAC, Btab, Pubco, Purchaser Merger Sub, Company Merger Sub, and acknowledging and agreeing solely with respect to Section 2.1(a)(ii) thereof, Binson Lau, in the form appended to this joint proxy statement/information statement/prospectus as Annex A, as the same may be further amended, modified, supplemented or waived from time to time in accordance with its terms.
“Business Combination Proposal” means the proposal to approve, by ordinary resolution, assuming the Domestication Proposal is approved and adopted, the adoption of the Business Combination Agreement and the terms and performance of the transactions contemplated thereby, including the Business Combination.
“Cayman Islands Companies Act” means the Companies Act (Revised) of the Cayman Islands.
“Charter Extension Amendment” means amendments, supplements, restatements or modifications to, or waive any provisions of, the Trust Agreement, Warrant Agreement or the governing documents of IWAC, Merger Sub or any of their Subsidiaries (other than in connection with an extension of IWAC’s deadline to complete its initial Business Combination in accordance with Purchaser’s Governing Documents).
“Charter Proposal” means the proposal to be considered at the Extraordinary General Meeting to approve the amendment and restatement of the Existing Organizational Documents by their replacement with the Proposed Charter and the Proposed Bylaws.
“Closing” means the closing of the Business Combination.
“Closing Date” means the date on which the Business Combination occurs.
“Company Merger Sub” means IWAC Company Merger, Sub Inc., a Georgia corporation and a wholly-owned subsidiary of Pubco.
“Current Sponsor” means Suntone Investment Pty Ltd, an Australian proprietary limited company.
“December 2023 Meeting” means the extraordinary general meeting of IWAC shareholders held on June 2, 2023 to extend the date by which IWAC has to consummate an initial business combination from June 13, 2023 to December 13, 2023 to December 13, 2024 (or such earlier date as determined by IWAC’s board of directors in its sole discretion).
“December 2024 Meeting” means the extraordinary general meeting of IWAC shareholders in lieu of an annual general meeting of shareholders held on December 11, 2024 to extend the date by which IWAC has to consummate an initial business combination from December 13, 2026 to December 15, 2025 (or such earlier date as determined by the IWAC Board in its sole discretion).
“dollars” or “$” means U.S. dollars.
“Domestication” means the transfer by way of continuation of IWAC out of the Cayman Islands and into the State of Delaware, and thereby be de-registered as an exempted company in the Cayman Islands and be registered by way of continuation as a corporation in the State of Delaware pursuant to the Cayman Islands Companies Act and the applicable provisions of the DGCL, with the IWAC Class A ordinary shares becoming IWAC Common Shares under the applicable provisions of the Cayman Islands Companies Act and the DGCL; the term includes all matters and necessary or ancillary changes in order to effect such Domestication, including the adoption of the Interim Charter (in the form appended hereto as Annex B, as the same may be amended, modified, supplemented or waived from time to time in accordance with its terms) consistent with the DGCL and changing the name and registered office of IWAC.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
“Existing Organizational Documents” means the amended and restated memorandum and articles of association of IWAC, as currently in effect, and as the same may be amended or restated from time to time in accordance with its terms and the laws of the Cayman Islands.

“Extraordinary General Meeting” means the extraordinary general meeting of the shareholders of IWAC to be held on December 8, 2025 at 10:00 a.m., Eastern Time, to vote on the proposals.
“founder shares” means the IWAC Class B ordinary shares.
“First Charter Amendment” means the amendment of IWAC’s amended and restated memorandum and articles of association at the June 2023 Meeting to extend the date by which IWAC has to consummate an initial business combination from June 13, 2023 to December 13, 2023 (or such earlier date as determined by IWAC’s board of directors in its sole discretion).
“GAAP” means generally accepted accounting principles as in effect in the United States of America.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder.
“Incentive Plan” means the Pubco 2025 Omnibus Incentive Plan, substantially in the form appended to this joint proxy statement/information statement/prospectus as Annex F, as the same may be amended, modified, supplemented or waived from time to time in accordance with its terms.
“Incentive Plan Proposal” means the proposal to be considered at the Extraordinary General Meeting to approve and adopt the Incentive Plan.
“Insider Letter” means the letter agreement dated December 8, 2021, by and among IWAC, the Prior Sponsor, and certain officers and directors of IWAC pursuant to which, among other things, the parties thereto agreed to vote all of the IWAC ordinary shares held by them in favor of any business combination presented to them and not to redeem any public shares held by them in connection therewith.
“IPO” means IWAC’s initial public offering of its units, public shares and warrants pursuant to the IPO registration statement, completed on December 13, 2021.
“IWAC” means Integrated Wellness Acquisition Corp, a blank check exempted company incorporated under the laws of the Cayman Islands.
“IWAC Board” means IWAC’s board of directors.
“IWAC Class A ordinary shares” means the issued and outstanding Class A ordinary shares, par value $0.0001 per share, of IWAC.
“IWAC Class B ordinary shares” means the issued and outstanding Class B ordinary shares, par value $0.0001 per share, of IWAC.
“IWAC Common Shares” means the shares of Class A common stock, par value $0.0001 per share and shares of Class V common stock, par value $0.0001 per share, of IWAC following the Domestication.
“IWAC Class A common shares” means the issued and outstanding shares of Class A common stock, par value $0.0001 per share, of IWAC following the Domestication.
“IWAC Class V common shares” means the issued and outstanding shares of Class V common stock, par value $0.0001 per share, of IWAC following the Domestication.
“IWAC ordinary shares” or “Ordinary Shares” means the IWAC Class A ordinary shares and IWAC Class B ordinary shares.
“IWAC Units” or “Units” means the units sold by IWAC in its IPO, consisting of one IWAC Class A ordinary share and one half of one Warrant.
“IWAC Private Warrants” means the outstanding private warrants of IWAC, issued in a private placement in connection with the IPO.
“IWAC Public Warrants” means the outstanding public warrants of IWAC, issued as part of the IWAC Units in the IPO.
“IWAC warrants” or “Warrants” means the IWAC Public Warrants and the IWAC Private Warrants.

“June 2023 Meeting” means the extraordinary general meeting of IWAC shareholders held on June 2, 2023 to extend the date by which IWAC has to consummate an initial business combination from June 13, 2023 to December 13, 2023 (or such earlier date as determined by IWAC’s board of directors in its sole discretion).
“NYSE” means the New York Stock Exchange.
“Organizational Documents Proposals” means the non-binding advisory proposals to take effect upon the Closing Date if the Charter Proposal is approved by the IWAC shareholders at the Extraordinary General Meeting.
“Person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, including a government, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.
“Pubco” means, IWAC Holding Company Inc., a Delaware corporation.
“Pubco Board” means the board of directors of Pubco.
“Pubco Class A Shares” or “Pubco Class A Common Shares” means the issued and outstanding shares of Class A common stock, par value $0.0001 per share, of Pubco.
“Pubco Class V Shares” or “Pubco Class V Common Shares” means the issued and outstanding shares of Class V common stock, par value $0.0001 per share, of Pubco.
“Pubco common stock” or “Pubco Common Shares” means the Pubco Class A Shares and the Pubco Class V Shares.
“Public Share” means IWAC Class A ordinary shares issued in its IPO.
“Public Shareholder” means holders of Public Shares.
“Purchaser Merger Sub” means IWAC Purchaser Merger Sub II Inc., a Delaware corporation and a wholly owned subsidiary of Pubco.
“Prior Sponsor” means IWH Sponsor LP, who was the sponsor at the time of the IPO.
“Proposed Bylaws” means the bylaws, to be adopted by IWAC upon Domestication, which shall be bylaws of Pubco after the Closing, in the form appended to this joint proxy statement/information statement/prospectus as Annex E, as the same may be amended, modified, supplemented or waived from time to time in accordance with its terms.
“Proposed Charter” means the Certificate of Incorporation, to be adopted by Pubco upon the Closing, provided that the Charter Proposal is approved by the IWAC shareholders at the Extraordinary General Meeting, in the form appended to this joint proxy statement/information statement/prospectus as Annex A, as the same may be amended, modified, supplemented or waived from time to time in accordance with its terms.
“Proposed Organizational Documents” means the Proposed Charter and the Proposed Bylaws.
“Public Shares” means the IWAC Class A ordinary shares underlying the units issued in the IPO.
“Record Date” means November 3, 2025, the date for determining the IWAC shareholders entitled to receive notice of and vote at the Extraordinary General Meeting.
“redemption rights” means the rights of the public shareholders to demand redemption of their Public Shares for cash in accordance with the procedures set forth in the Existing Organizational Documents and this joint proxy statement/information statement/prospectus.
“Required Proposals” means the Domestication Proposal, the Business Combination Proposal, the Charter Proposal, the Incentive Plan Proposal and the Director Election Proposal.

“Sarbanes-Oxley Act” means the U.S. Sarbanes-Oxley Act of 2002, as amended.
“SEC” means the U.S. Securities and Exchange Commission.
“Second Charter Amendment” means the amendment of IWAC’s amended and restated memorandum and articles of association at the December 2023 Meeting to extend the date by which IWAC has to consummate an initial business combination from December 13, 2023 to December 13, 2024 (or such earlier date as determined by IWAC’s board of directors in its sole discretion).
“Securities Act” means the Securities Act of 1933, as amended.
“Special Committee” means the Special Committee of the IWAC Board, composed of Suren Ajjarapu, a director and the chief executive officer of IWAC, Matthew Malriat, a director and the chief financial officer of IWAC and Donald Fell and Michael Peterson, both of whom are independent directors of IWAC.
“Sponsor Letter Agreement” means the Sponsor Letter Agreement, dated as of May 30, 2024, by and among IWAC, the Current Sponsor and Btab and other holders of IWAC Class B ordinary shares, pursuant to which the Current Sponsor and certain other holders of IWAC Class B ordinary shares agreed to vote its ordinary shares in favor of all of the proposals.
“Third Charter Amendment” means the amendment of IWAC’s amended and restated memorandum and articles of association at the December 2024 Meeting to extend the date by which IWAC has to consummate an initial business combination from December 13, 2024 to December 15, 2025 (or such earlier date as determined by IWAC’s board of directors in its sole discretion).
“Transfer Agent” means Continental Stock Transfer & Trust Company.
“Trust Account” means the trust account of IWAC which holds the net proceeds from the IPO and certain of the proceeds from the sale of the Private Placement Warrants, together with interest earned thereon.
“Trust Agreement” means the Investment Management Trust Agreement, dated as of December 8, 2021, by and between IWAC and the Trustee, as well as any other agreements entered into related to or governing the Trust Account.
“Trustee” means Continental Stock Transfer & Trust Company.
“Underwriting Agreement” means that certain underwriting agreement, dated as of December 8, 2021, by and between IWAC and the BTIG.
“U.S. Holder” means a beneficial owner of IWAC ordinary shares that is for U.S. federal income tax purposes: (a) an individual citizen or resident of the United States; (b) a corporation (or other entity treated as a corporation) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia; (c) an estate whose income is includible in gross income for U.S. federal income tax purposes regardless of its source; or (d) a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.
“Warrant Agent” means Continental Stock Transfer & Trust Company.

QUESTIONS AND ANSWERS ABOUT THE BUSINESS COMBINATION AND THE EXTRAORDINARY GENERAL MEETING
The following are answers to certain questions that you may have regarding the Business Combination and the Meeting. We urge you to carefully read the remainder of this joint proxy statement/information statement/prospectus because the information in this section may not provide all the information that might be important to you in determining how to vote. Additional important information is also contained in the annexes to this joint proxy statement/information statement/prospectus.
QUESTIONS AND ANSWERS ABOUT THE BUSINESS COMBINATION
Q:
WHAT IS THE BUSINESS COMBINATION?

A:
IWAC and Btab have entered into the Business Combination Agreement, pursuant to which, among other things, (a) Purchaser Merger Sub will merge with and into IWAC (the “Purchaser Merger”), with IWAC as the surviving company in the Purchaser Merger (the time at which the Purchaser Merger becomes effective is referred to herein as the “Purchaser Merger Effective Time”) and, as a result of the Purchaser Merger, IWAC will become a wholly-owned subsidiary of Pubco with security holders of IWAC receiving securities of Pubco with terms substantially equivalent to the terms of their securities of IWAC, and (b) Company Merger Sub will merge with and into Btab (the “Company Merger” and together with the Purchaser Merger, the “Mergers”), with Btab as the surviving company in the Company Merger (the time at which the Company Merger becomes effective is referred to herein as the “Company Merger Effective Time”) and , as a result of the Company Merger, Btab will become a wholly-owned subsidiary of Pubco and (i) each Btab Class A Common Share will be automatically converted as of the Company Merger Effective Time into the right to receive Pubco Class A Shares and (ii) each Btab Class V Common Share will be automatically converted as of the Company Merger Effective Time into the right to receive Pubco Class V Shares IWAC will hold the Meeting to, among other things, obtain the approvals required for the Business Combination and the other transactions contemplated by the Business Combination Agreement. You are receiving this joint proxy statement/information statement/prospectus in connection with such meeting. See “Proposal Three — The Business Combination Proposal — The Business Combination Agreement” beginning on page 114. In addition, a copy of the Business Combination Agreement is attached to this joint proxy statement/information statement/prospectus as Annex A. We urge you to carefully read this joint proxy statement/information statement/prospectus and the Business Combination Agreement in their entirety.

Q:
WHY AM I RECEIVING THIS DOCUMENT?

A:
IWAC is sending this joint proxy statement/information statement/prospectus to its shareholders to help them decide how to vote their IWAC ordinary shares with respect to the matters to be considered at the Extraordinary General Meeting.

The Business Combination cannot be completed unless IWAC’s shareholders approve each of the Required Proposals set forth in this joint proxy statement/information statement/prospectus. Information about the Extraordinary General Meeting, the Business Combination and the other business to be considered by shareholders at the Extraordinary General Meeting is contained in this joint proxy statement/information statement/prospectus.
This document constitutes a proxy statement of IWAC, an information statement of Btab and a prospectus of Pubco. It is a proxy statement because the board of directors of IWAC is soliciting proxies using this joint proxy statement/information statement/prospectus from its shareholders. It is an information statement to inform Btab stockholders the adoption of a resolution by written consent by the holders of Btab to approve the Business Combination. It is a prospectus because Pubco, in connection with the Business Combination, is offering shares of common stock in exchange for IWAC’s outstanding Ordinary Shares and as part of the consideration to be received as part of the Business Combination. See “Proposal Three — The Business Combination Proposal — The Business Combination Agreement — Consideration to be Received in the Mergers.”

x

Q:
WHEN WILL THE BUSINESS COMBINATION BE COMPLETED?

A:
The parties currently expect that the Business Combination will be completed in the second half of 2025. However, neither IWAC nor Btab can assure you of when or if the Business Combination will be completed, and it is possible that factors outside of the control of IWAC and Btab could result in the Business Combination being completed at a different time or not at all. The outside date for consummation of the Business Combination is the last date for IWAC to consummate its initial business combination in accordance with IWAC’s Existing Organizational Documents (after giving effect to any extensions that IWAC may obtain in its sole discretion). Before the Business Combination can be completed, IWAC must obtain the approval of IWAC shareholders for each of the Required Proposals, and IWAC and Btab must also satisfy other closing conditions. See “Proposal Three — The Business Combination Proposal — The Business Combination Agreement — Conditions to Closing.”

Q:
WHAT HAPPENS IF THE BUSINESS COMBINATION IS NOT COMPLETED?

A:
If IWAC does not complete the Business Combination with Btab for any reason, IWAC would need to search for another target business with which to complete a business combination. If IWAC does not complete the Business Combination with Btab or a business combination with another target business by December 15, 2025, or such later date as may be approved by IWAC’s shareholders, IWAC must cease all operations except for the purpose of winding up, as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the amount then held in the Trust Account, including interest earned on funds held in the Trust Account and not previously released to IWAC (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish IWAC’s Public Shareholder rights as members (including the right to receive further liquidation distributions, if any) and as promptly as reasonably possible following such redemption, subject to the approval of IWAC’s remaining members and the directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. The Sponsors have no redemption rights in the event a business combination is not effected in the required time period and, accordingly, their founder shares will be worthless. Additionally, in the event of such liquidation, there will be no distribution with respect to IWAC’s outstanding warrants. Accordingly, such warrants will expire worthless.

QUESTIONS AND ANSWERS ABOUT OUR EXTRAORDINARY GENERAL MEETING
Q:
WHAT AM I BEING ASKED TO VOTE ON AND WHY IS THIS APPROVAL NECESSARY?

A:
IWAC shareholders are being asked to vote on the following Proposals:

(1)
the NTA Proposal;

(2)
the Domestication Proposal;

(3)
the Business Combination Proposal;

(4)
the Charter Proposal;

(5)
the Organizational Documents Proposals;

(6)
the Incentive Plan Proposal;

(7)
the Director Election Proposal; and

(8)
the Adjournment Proposal.

The Business Combination is conditioned upon the approval of the NTA Proposal, the Domestication Proposal, the Business Combination Proposal, the Organizational Documents Proposal, the Incentive Plan Proposal and the Director Election Proposal, subject to the terms of the Business Combination Agreement. The Business Combination is not conditioned on the approval of the Organizational Documents Proposals or the Adjournment Proposal. If the Business Combination Proposal is not approved, the other proposals (except the Adjournment Proposal) will not be presented to the shareholders for a vote.
Q:
WHY IS IWAC PROPOSING THE NTA PROPOSAL?

A:
The adoption of the proposed amendment to remove the net asset test limitation from the Existing Organizational Documents is being proposed in order to facilitate the consummation of the Business Combination, by permitting redemptions by Public Shareholders even if such redemptions result in IWAC having net tangible assets that are less than US$5,000,001. The purpose of the net asset test limitation was initially to ensure that the ordinary shares are not deemed to be “penny stock” pursuant to Rule 3a51-1 under the Exchange Act. Because the IWAC Ordinary Shares and the Pubco Class A Shares would not be deemed to be a “penny stock” pursuant to other applicable provisions of Rule 3a51-1 under the Exchange Act, IWAC is presenting the NTA Proposal so that the parties may consummate the Business Combination even if IWAC has US$5,000,000 or less in net tangible assets following redemptions.

The approval of the NTA Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, will not count as a vote cast at the Extraordinary General Meeting.
Q:
WHY IS IWAC PROPOSING THE DOMESTICATION PROPOSAL?

A:
The IWAC Board believes that it would be in the best interests of IWAC to effect the Domestication to enable IWAC to avoid certain taxes that would be imposed if it were to conduct an operating business in the United States as a foreign corporation following the Business Combination. In addition, the IWAC Board believes Delaware provides a recognized body of corporate law that will facilitate corporate governance by its officers and directors. Delaware maintains a favorable legal and regulatory environment in which to operate. For many years, Delaware has followed a policy of encouraging companies to incorporate there and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are regularly updated and revised to meet changing business needs. As a result, many corporations have initially chosen Delaware as their domicile or have subsequently reincorporated in Delaware in a manner similar to the procedures IWAC is proposing. Due to Delaware’s longstanding policy of encouraging incorporation in that state and consequently its popularity as the state of incorporation, the Delaware courts have developed a considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing the DGCL and establishing public policies with respect to Delaware corporations. It is anticipated that the DGCL will continue to be interpreted and explained in a number of significant court decisions that may provide greater predictability with respect to IWAC’s corporate legal affairs following the Business Combination.
To effect the Domestication, IWAC will file a certificate certifying the passing of the Domestication Proposal with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and file a certificate of incorporation and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which IWAC will be domesticated and continue as a Delaware corporation, at which time IWAC will change its name to “Integrated Wellness Acquisition Corp.”
The approval of the Domestication Proposal is a condition to the Closing. The approval of the Domestication Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.
Q:
WHAT IS INVOLVED WITH THE DOMESTICATION?

A:
The Domestication will require IWAC to file certain documents in the Cayman Islands and the State of Delaware. At the effective time of the Domestication, IWAC will be de-registered as an exempted company in the Cayman Islands and will continue as a Delaware corporation. The Existing Organizational Documents will be replaced by the Interim Charter and your rights as a shareholder will cease to be governed by the laws of the Cayman Islands and will be governed by Delaware law.

Q:
HOW WILL THE DOMESTICATION AFFECT MY PUBLIC SHARES, WARRANTS AND UNITS?

A:
On the effective date of the Domestication, (a) each outstanding IWAC Class A ordinary share will automatically convert into one IWAC Class A common share, (b) each outstanding IWAC Class B ordinary share will automatically convert into one IWAC Class B common share, (c) the outstanding warrants to purchase IWAC Class A ordinary shares will be converted to become exercisable, 30 days following the Closing, at the same per share exercise price and for the same number of shares of IWAC Class A common shares as in effect immediately prior to the Domestication. At a moment in time after the effectiveness of the Domestication and before the closing of the Business Combination, each outstanding IWAC Unit (each of which currently consists of one IWAC Class A ordinary share and one-half of one warrant to purchase one IWAC Class A ordinary share) will be separated into its component Class A ordinary share and one-half of one warrant.

Q:
WHAT CHANGES ARE BEING MADE TO IWAC’S EXISTING ORGANIZATIONAL DOCUMENTS IN CONNECTION WITH THE DOMESTICATION?

A:
In connection with the Domestication, IWAC will be filing the Interim Charter with the Secretary of State of the State of Delaware prior to the Closing, which amends and removes the provisions of the Existing Organizational Documents that terminate or otherwise become inapplicable because of the Domestication and otherwise provides IWAC’s shareholders with the same or substantially the same rights as they have under the Existing Organizational Documents. In addition, the Interim Charter does not include limitations on redemptions in connection with an initial business combination due to any net tangible asset threshold, in a similar manner to the amendments set forth in the NTA Proposal.

Q:
WHAT ARE THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE DOMESTICATION TO U.S. HOLDERS OF ORDINARY SHARES?

A:
For a description of the material U.S. federal income tax consequences of the Domestication, see the description in the section entitled “Proposal Three — The Business Combination Proposal — Material U.S. Federal Income Tax Consequences of the Domestication to IWAC Shareholders.”

Q:
WHY IS IWAC PROPOSING THE BUSINESS COMBINATION PROPOSAL?

A:
IWAC was incorporated to effect a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses or entities. On December 13, 2021, IWAC completed its IPO and a private placement, generating gross proceeds of $121,850,000. Since IWAC’s IPO, IWAC’s activity has been limited to the evaluation of business combination candidates.

Btab is an e-commerce company that integrates supply chain management, product distribution, and digital commerce solutions to support small businesses in both online and offline retail operations. The company operates a hybrid business model that combines product manufacturing, wholesale distribution, and retail operations with e-commerce platforms and digital marketplace solutions.
Btab sources, manufactures, and distributes a range of furniture, home goods, and food products through both its own production facilities and third-party suppliers. The company supplies products to resellers, wholesalers, and direct customers, supporting their business operations through an integrated commerce infrastructure. The company’s commerce solutions include product supply, marketing platforms, physical showrooms, warehousing, fulfillment coordination, and after-sales support, enabling businesses to operate efficiently and scale their sales channels. Btab facilitates commerce by providing logistics and fulfillment services, including storage, delivery coordination, and pick-up management, to help businesses optimize their distribution strategies. The company also offers marketing and business management tools to support customer engagement, advertising, and brand development. In addition, its after-sales support services, such as exchange coordination and return management, ensure reliability for both resellers and end customers. By leveraging global supplier partnerships and bulk purchasing capabilities, Btab enables businesses to access cost-effective procurement solutions, inventory stability, and a broad range of product offerings. Through its hybrid business model, Btab functions as both a direct supplier and a digital commerce enabler, providing businesses with the necessary tools and infrastructure to manage operations through technology-driven automation and integrated supply chain solutions.
The IWAC Board and the Btab Board have approved the proposed Business Combination.
Based on its due diligence investigation of Btab and the industry in which it operates, including the financial and other information provided by Btab in the course of its negotiations in connection with the Business Combination Agreement, IWAC believes that the Business Combination with Btab will provide IWAC shareholders with an opportunity to participate in the ownership of a company with significant growth potential.
Q:
When was the Btab LOI signed, and was the IWAC Board aware of any conflict at that time?

A:
The non-binding Btab LOI was signed on February 8, 2024. At the time of signing, the IWAC Board had not yet been informed of the potential conflict of interest involving Mr. Binson Lau, who was simultaneously serving as a director and Chair of the IWAC Board and as the Chief Executive Officer of Btab. IWAC had also not yet engaged counsel to advise on Cayman Islands conflict-of-interest procedures. Because the LOI was non-binding, Company management had the authority to execute the LOI without Board approval. Once negotiations progressed toward a definitive agreement, IWAC retained appropriate counsel and formed a special committee of the Board to review and approve the transaction.

Q:
DID THE IWAC BOARD OBTAIN A THIRD-PARTY VALUATION OR FAIRNESS OPINION IN DETERMINING WHETHER OR NOT TO PROCEED WITH THE BUSINESS COMBINATION?

A:
Yes. The IWAC Board received a fairness opinion from Mentor Group as to the fairness, from a financial point of view, to IWAC’s public shareholders. For additional information, please see the section entitled “Proposal Three — The Business Combination Proposal — Opinion of Mentor Group, as Financial Advisor to the IWAC Board” and the opinion of Mentor Group attached hereto as Annex G for additional information.
Q:
DO I HAVE REDEMPTION RIGHTS?

A:
If you are a holder of Public Shares, you have the right to demand that IWAC redeem such shares for a pro rata portion of the cash held in the Trust Account, which holds the proceeds of IWAC’s IPO, as of two business days prior to the consummation of the transactions contemplated by the Business Combination Proposal (including interest earned on the funds held in the Trust Account and not previously released to IWAC, net of taxes payable) upon the Closing (such rights, “redemption rights”).

Notwithstanding the foregoing, a holder of Class A ordinary shares, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption, without the consent of the directors, with respect to more than 15% of the Public Shares. Accordingly, all Public Shares in excess of 15% held by a Public Shareholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group,” may not be redeemed.
Q:
WILL HOW I VOTE AFFECT MY ABILITY TO EXERCISE REDEMPTION RIGHTS?

A:
No. You may exercise your redemption rights whether you vote your IWAC ordinary shares for or against, or if you abstain from voting on, the Business Combination Proposal or any other proposal. As a result, the Business Combination Proposal can be approved by shareholders who will redeem their IWAC Class A ordinary shares and no longer remain shareholders and subject to the terms and conditions of the Business Combination Agreement, the Business Combination may be consummated even though the funds available from the Trust Account and the number of Public Shareholders are substantially reduced as a result of redemptions by Public Shareholders. Also, with fewer IWAC ordinary shares and Public Shareholders, the trading market for Pubco Class A Shares may be less liquid than the market for IWAC ordinary shares prior to the Business Combination and Pubco may not be able to meet the listing standards of a national securities exchange. In addition, with fewer funds available from the Trust Account, the capital infusion from the Trust Account into Btab’s business will be reduced.

Q:
HOW DO I EXERCISE MY REDEMPTION RIGHTS?

A:
If you are a holder of Public Shares and wish to exercise your redemption rights, you must demand that IWAC redeem your shares for cash no later than 5:00 p.m., Eastern Time on December 4, 2025 by delivering your share certificates (if any), and other redemption forms to the Transfer Agent physically or electronically using Depository Trust Company’s DWAC (Deposit and Withdrawal at Custodian) system prior to the vote at the Extraordinary General Meeting. Holders of Units must elect to separate the underlying Public Shares and IWAC Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into underlying Public Shares and Private Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent, directly and instruct them to do so. Any holder of Public Shares will be entitled to demand that such holder’s shares be redeemed for a full pro rata portion of the amount then in the Trust Account (which, for illustrative purposes, was approximately $15.15 million, or $12.78 per share, as of November 3, 2025). Such amount, including interest earned on the funds held in the Trust Account and not previously released to IWAC, net of taxes payable, if any, will be paid promptly upon consummation of the Business Combination. However, the proceeds deposited in the Trust Account could become subject to the claims of IWAC’s creditors, if any, which could have priority over the claims of IWAC’s Public Shareholders, regardless of whether such Public Shareholders vote for or against the Business Combination Proposal. Therefore, the per-share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. Your vote on any proposal will have no impact on the amount you will receive upon exercise of your redemption rights.

Any written demand of redemption rights must be received by the Transfer Agent prior to the vote taken on the Business Combination Proposal at the Extraordinary General Meeting. No demand for redemption will be honored unless the holder’s share certificates (if any) and other redemption forms have been delivered (either physically or electronically) to the Transfer Agent prior to the vote at the Extraordinary General Meeting.
If a holder of Public Shares properly makes a request for redemption and the certificates for the IWAC ordinary shares (if any) along with the redemption forms are delivered as described to the Transfer Agent as described herein, then, if the Business Combination is consummated, IWAC will redeem these shares for a pro rata portion of funds deposited in the Trust Account. If you exercise your redemption rights, then you will be exchanging your Public Shares for cash.
Any request to redeem Public Shares, once made, may be withdrawn at any time, with IWAC’s consent, until the closing of the Business Combination. If IWAC receives valid redemption requests from holders of Public Shares prior to the redemption deadline, IWAC may, at its sole discretion, following the redemption deadline and until the date of Closing, seek and permit withdrawals by one or more of such holders of their redemption requests. IWAC may select which holders to seek such withdrawals of redemption requests from based on any factors we may deem relevant, and the purpose of seeking such withdrawals may be to increase the funds held in the Trust Account. If a holder of Public Shares delivered its Public Shares for redemption to the Transfer Agent and decides within the required timeframe not to exercise its redemption rights, it may request that the Transfer Agent return the shares (physically or electronically). The holder can make such request by contacting the Transfer Agent, at the address or email address listed in this joint proxy statement/information statement/prospectus.
Q:
WHAT ARE THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES TO U.S. HOLDERS THAT EXERCISE THEIR REDEMPTION RIGHTS?

A:
For a description of the material U.S. federal income tax consequences to U.S. Holders that exercise their redemption rights, see the description in the section entitled “Proposal Three — The Business Combination Proposal — Material U.S. Federal Income Tax Consequences to Redemption — Tax Consequences to U.S. Holders that Elect to Have Their Ordinary Shares Converted for Cash.”

Q:
DO IWAC SHAREHOLDERS OR WARRANT HOLDERS OR BTAB SHAREHOLDERS HAVE APPRAISAL RIGHTS IN CONNECTION WITH THE PROPOSED MERGER AND THE PROPOSED DOMESTICATION?

A:
Neither IWAC shareholders nor IWAC Warrant holders have appraisal rights or dissenters’ rights in connection with the Domestication or the Business Combination under Cayman Islands law or under the DGCL.

Under the terms of applicable Georgia law, holders of Btab stock will be entitled to dissent from the merger and to obtain payment in cash of the fair value of their shares of Pubco stock. Set forth below is a summary of the procedure that must be followed by the holders of Btab stock in order to exercise their dissenters’ rights of appraisal. This summary is qualified in its entirety by reference to the text of the applicable Georgia statutes, a copy of which is attached to this joint proxy statement/information statement/prospectus as Annex H. Any holder of record of Btab stock who objects to the Business Combination Proposal, and who fully complies with all of the provisions of Article 13 of the GBCC (but not otherwise) will be entitled to demand and receive payment for all of his or her shares of Btab stock if the merger is consummated.
Q:
WHAT HAPPENS TO THE FUNDS DEPOSITED IN THE TRUST ACCOUNT AFTER CONSUMMATION OF THE TRANSACTION?

A:
The net proceeds of IWAC’s IPO, together with funds raised from the sale of IWAC Private Warrants simultaneously with the consummation of IWAC’s IPO, was placed in the Trust Account immediately following IWAC’s IPO. After consummation of the Business Combination, the funds remaining in the Trust Account will be used to pay holders of the IWAC ordinary shares who exercise redemption rights, to pay fees and expenses incurred in connection with the Business Combination (including aggregate fees of $4,025,000 as deferred underwriting commissions related to IWAC’s IPO) and will be deposited with Pubco to be used for general corporate purposes.
Q:
WHAT HAPPENS IF A SUBSTANTIAL NUMBER OF PUBLIC SHAREHOLDERS VOTE IN FAVOR OF THE BUSINESS COMBINATION PROPOSAL AND EXERCISE THEIR REDEMPTION RIGHTS?

A:
IWAC’s Public Shareholders may vote in favor of the Business Combination and still exercise their redemption rights. Accordingly, the Business Combination may be consummated even though the funds available from the Trust Account and the number of Public Shareholders are substantially reduced as a result of redemptions by Public Shareholders.

If an IWAC Public Shareholder exercises its redemption rights, such exercise will not result in the loss of any Warrants that it may hold. The 5,750,000 retained outstanding IWAC Public Warrants would have had an aggregate value of approximately $574,425 based on the $0.0999 quoted price of the IWAC Public Warrants on the OTC on November 3, 2025). If a substantial number of, but not all, Public Shareholders exercise their redemption rights, any non-redeeming shareholders would experience dilution to the extent such Warrants are exercised and additional Pubco Class A Common Shares are issued.
Unless the NTA Proposal is approved, IWAC will not redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001, as provided in the Existing Organizational Documents and the Interim Charter.
The below table shows the anticipated share ownership of various holders of Pubco Class A common stock upon closing of the Business Combination in the no redemption, 50% redemption, 75% redemption, and maximum redemption scenarios and is based on the following assumptions: (i) there are no other issuances of equity interests of IWAC or Btab, (ii) neither the Sponsor nor any of Btab’s current shareholders purchase Public Shares in the open market, and (iii) no IWAC warrants are exercised.
	Assuming No Redemptions Into Cash		Assuming 50% Redemptions Into Cash		Assuming 75% Redemptions Into Cash		Assuming Maximum Redemptions Into Cash
	Number of Shares Owned	% of Shares Owned	Number of Shares Owned	% of Shares Owned	Number of Shares Owned	% of Shares Owned	Number of Shares Owned	% of Shares Owned
Pubco Class A Shares held by Btab Shareholders	24,900,000	75.5%	24,900,000	76.9%	24,900,000	77.6%	24,900,000	78.6%
Pubco Class V Shares held by Btab Shareholders	100,000	0.3%	100,000	0.3%	100,000	0.3%	100,000	0.3%
Pubco Class A Shares held by IWAC Public Shareholders	1,185,481	3.6%	592,741	1.8%	296,370	1.0%	—	—
Pubco Class A Shares held by Sponsor and related party of Sponsor	1,582,500	4.8%	1,582,500	4.9%	1,582,500	4.9%	1,582,500	5.0%
Pubco Class A Shares held by Prior Sponsor	862,500	2.6%	862,500	2.7%	862,500	2.7%	862,500	2.7%
Pubco Class A Shares held by former IWAC directors and executive officers(1)	430,000	1.3%	430,000	1.3%	430,000	1.3%	430,000	1.4%
Pubco Class A Shares held by Sponsor as a result of the promissory note conversion(2)	3,908,280	11.9%	3,908,280	12.1%	3,908,280	12.2%	3,908,280	12.3%
Total	32,968,761	100.0%	32,376,021	100.0%	32,079,650	100.0%	31,783,280	100.0%

(1)
Represents Pubco Class A Shares held by certain individuals who served as directors and executive officers of IWAC prior to the Business Combination. Following the close of the Business Combination, one of these individuals, who holds 100,000 of these Pubco Class A Shares, will continue to serve as a director and executive officer post-Business Combination.
(2)
Represents Pubco Class A Shares underlying the convertible promissory note held by the Sponsor and assumed to be converted on the Closing Date, under the No Redemption and Maximum Redemption Scenarios.

If the Business Combination is completed not withstanding redemptions, Pubco will have fewer Public Shares outstanding and fewer public stockholders. With fewer Public Shares and public stockholders, the trading market for Pubco Class A Shares may be less liquid than the market for IWAC’s Public Shares was prior to the Business Combination and Pubco may not be able to meet the listing standards for Nasdaq. In addition, with fewer funds available from the Trust Account, the working capital infusion from the Trust Account into Btab’s business will be reduced. See “Risk Factors” for more details.
Dilution
Dilution per share to the original investors in IWAC is determined by its net tangible book value per share, as adjusted, while excluding the Business Combination, while giving effect to material probable or consummated transactions and other material effects on IWAC’s net tangible book value per share, from the initial public offering price of $10.00 per share paid by original investors in IWAC as set forth as follows under the two redemption scenarios:
	No redemptions	Maximum Redemptions
Number of shares
IWAC public shares	1,185,481	—
Sponsor and related parties	1,582,500	1,582,500
Prior Sponsor Directors	430,000	430,000
Prior Sponsor	862,500	862,500
Founder Shares	2,875,000	2,875,000
Total IWAC’s shares outstanding as of June 30, 2025	4,060,481	2,875,000
Potential source of dilution:
Pubco Class A Shares for Promissory Note conversion	3,908,280	3,908,280
Fully diluted shares outstanding as of June 30, 2025	7,968,761	6,783,280
IWAC net tangible book value as of June 30, 2025(1)	$(12,142,095)	$(12,142,095)
Adjusted for(2):
Trust account balance as of June 30, 2025	15,187,582	0
Transaction expenses to be paid by Btab	(665,000)	(665,000)
IWAC’s net tangible book value as of June 30, 2025 as adjusted	$2,380,487	$(12,807,095)
Net tangible book value per share as of June 30, 2025	$(1.52)	$(1.79)
Net tangible book value as adjusted per share as of June 30, 2025	$0.30	$(1.89)
Offering price per share	$10.00	$10.00
Dilution	$9.70	$11.89

(1)
IWAC’s net tangible book value was calculated by total assets minus total liabilities minus ordinary shares subject to redemption.

(2)
IWAC’s net tangible book value was adjusted for (i) trust account balance as a result of different level of redemption; and (ii) transaction expenses that have not recorded on IWAC’s financial statements as of June 30, 2025, which will have impacts on the calculation of net tangible book value upon closing.

For each redemption scenarios, potential dilution results in the amount of non-redeeming shareholders’ interest per share being at least the IPO price per share of $10.00:
IWAC outstanding shares as of June 30, 2025	7,968,761	6,783,280
Shares issued to Btab shareholders in Business Combination	24,900,000	24,900,000
Pubco Class V Shares issued to Btab Shareholders	100,000	100,000
Number of shares after giving effect to the de-SPAC transaction and related financing	32,968,761	31,783,280
The company valuation at or above which the non-redeeming shareholders’ interest per share being at least the IPO price per share	$329,687,609	$317,832,799

*
This table does not include potential sources of dilution that are not probable or not automatically convertible upon the consummation of the Business Combination.

The above discussion and table are based on 4,060,481 IWAC Shares outstanding on June 30, 2025, and excludes, as of such date, the following, which are material potential sources of future dilution that are considered improbable by the Company to be effected at or prior to the consummation of the Business Combination:
(i)
Excludes 5,750,000 shares underlying certain Pubco warrants, previously IWAC Public Warrants and automatically converted into Pubco warrants on the Closing Date, under the No Redemption and Maximum Redemption Scenarios.

(ii)
Excludes 4,795,000 shares underlying certain Pubco warrants, previously IWAC private placement warrants held by the Current Sponsor and automatically converted into Pubco warrants on the Closing Date, under the No Redemption and Maximum Redemption Scenarios.

(ii)
Excludes 2,055,000 shares underlying certain Pubco warrants, previously IWAC private placement warrants held by the Prior Sponsor and automatically converted into Pubco warrants on the Closing Date, under the No Redemption and Maximum Redemption Scenarios.

Upon completion of the Business Combination, Pubco will qualify as a “controlled company” under the corporate governance rules of the Nasdaq Capital Market (“Nasdaq”). This is because Binson Lau, Pubco’s chairman of the board, will beneficially own up to approximately 36% of the issued and outstanding Pubco Class A Shares and 100% of the issued and outstanding Pubco Class V Shares (on an as-converted basis), depending on the level of redemptions by IWAC’s public shareholders. Each Pubco Class V Share carries 1,000 votes per share, resulting in Mr. Lau holding more than 50% of the total voting power for the election of directors. Under Nasdaq rules, a company in which more than 50% of the voting power for the election of directors is held by an individual, group, or another company is considered a “controlled company” and may elect not to comply with certain Nasdaq corporate governance requirements. Pubco currently intends to rely on these exemptions upon consummation of the Business Combination. As a result, Pubco’s stockholders will not have the same protections afforded to stockholders of companies that are subject to all Nasdaq corporate governance requirements.
Q:
HOW DOES THE CURRENT SPONSOR INTEND TO VOTE ON THE PROPOSALS?

A:
The Current Sponsor owns and is entitled to vote an aggregate of approximately 49.3% of the outstanding IWAC ordinary shares. The Current Sponsor has agreed, among other things, to (i) vote all IWAC ordinary shares held by the Current Sponsor at any meeting of the shareholders of IWAC in favor of the approval and adoption of the Business Combination Agreement and the Business Combination; and (ii) not to redeem or transfer any of the IWAC ordinary shares held by the Current Sponsor, or deposit into a voting trust or enter into a voting agreement in a manner inconsistent with the Sponsor Letter Agreement. See also “Certain Relationships and Related Party Transactions — Sponsor Letter Agreement.”

Q:
WHAT CONSTITUTES A QUORUM AT THE EXTRAORDINARY GENERAL MEETING?

A:
The holders of a majority of the issued and outstanding IWAC ordinary shares entitled to vote at the

Meeting must be present, in person or virtually or represented by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy at the Meeting to constitute a quorum and in order to conduct business at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining a quorum. The Current Sponsor, which currently owns approximately 49.3% of the issued and outstanding IWAC ordinary shares, will count towards this quorum. In the absence of a quorum, the chairman of the Meeting has power to adjourn the Extraordinary General Meeting.
Q:
WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL AT THE EXTRAORDINARY GENERAL MEETING?

A:
The NTA Proposal:   The approval of the NTA Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the IWAC ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The NTA Proposal is conditioned on the approval of the Business Combination Proposal. Therefore, if the Business Combination Proposal is not approved, the NTA Proposal will have no effect, even if approved by IWAC’s shareholders. Pursuant to the Sponsor Letter Agreement, the Current Sponsor has agreed to vote shares representing approximately 49.3% of the aggregate voting power of the IWAC ordinary shares in favor of the NTA Proposal.

The Domestication Proposal:   The approval of the Domestication Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the IWAC ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting. The Domestication Proposal is conditioned on the approval of the Business Combination Proposal. Therefore, if the Business Combination Proposal is not approved, the Domestication Proposal will have no effect, even if approved by IWAC’s shareholders. Pursuant to the Sponsor Letter Agreement, the Current Sponsor has agreed to vote shares representing approximately 49.3% of the aggregate voting power of the IWAC ordinary shares in favor of the Domestication Proposal.
The Business Combination Proposal:   The approval of the Business Combination Proposal requires an ordinary resolution, being the affirmative vote of the holders of a simple majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting. IWAC shareholders must approve the Business Combination Proposal in order for the Business Combination to occur. If IWAC shareholders fail to approve the Business Combination Proposal, the Business Combination will not occur. Pursuant to the Sponsor Letter Agreement, the Current Sponsor has agreed to vote shares representing approximately 49.3% of the aggregate voting power of the IWAC ordinary shares in favor of the Business Combination Proposal.
The Charter Proposal:   The approval of the Charter Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting. The Charter Proposal is conditioned on the approval of the Domestication Proposal, and, therefore, also conditioned on approval of the Business Combination Proposal. Therefore, if the Business Combination Proposal or the Domestication Proposal is not approved, the Charter Proposal will have no effect, even if approved by IWAC’s shareholders. Pursuant to the Sponsor Letter Agreement, the Current Sponsor has agreed to vote shares representing approximately 49.3% of the aggregate voting power of the IWAC ordinary shares in favor of the Charter Proposal.
The Organizational Documents Proposals:   The approval of any of the Organizational Documents Proposals can be passed as an ordinary resolution under Cayman Islands law but is not required by Cayman Islands law or Delaware law separate and apart from the Charter Proposal, but pursuant to SEC guidance, IWAC is required to submit these provisions to its shareholders separately for approval as an ordinary resolution. However, the shareholder votes regarding these proposals are advisory votes, and are not binding on IWAC or the IWAC Board (separate and apart from the approval of the Charter Proposal). Furthermore, the Business Combination is not conditioned on the separate approval of the Organizational Documents Proposals (separate and apart from approval of the Charter Proposal). Pursuant to the Sponsor Letter Agreement, the Current Sponsor has agreed to vote shares representing approximately 49.3% of the aggregate voting power of the IWAC ordinary shares in favor of the Organizational Documents Proposals.
The Incentive Plan Proposal:   The approval of the Incentive Plan Proposal requires an ordinary resolution, being the affirmative vote of the holders of a simple majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The Incentive Plan Proposal is conditioned on the approval of the Domestication Proposal, the Business Combination Proposal, and the Charter Proposal. Therefore, if any of those proposals are not approved, the Incentive Plan Proposal will have no effect, even if approved by IWAC’s shareholders. Pursuant to the Sponsor Letter Agreement, the Current Sponsor has agreed to vote shares representing approximately 49.3% of the aggregate voting power of the IWAC ordinary shares in favor of the Incentive Plan Proposal.
The Director Election Proposal:   The approval of the Director Election Proposal requires an ordinary resolution, being the affirmative vote of the holders of a simple majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The Director Election Proposal is conditioned on the approval of the Business Combination Proposal, the Domestication Proposal, and the Charter Proposal. Therefore, if any of those proposals are not approved, the Director Election Proposal will have no effect, even if approved by IWAC’s shareholders. Pursuant to the Sponsor Letter Agreement, the Current Sponsor has agreed to vote shares representing approximately 49.3 % of the aggregate voting power of the IWAC ordinary shares in favor of the Director Election Proposal.
The Adjournment Proposal:   The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting. The Adjournment Proposal is not conditioned upon any other Proposal.
None of the proposals are conditioned on the approval of at least a majority of the unaffiliated security holders of IWAC.
Q:
WHO IS RESPONSIBLE FOR PAYING THE $1.4 MILLION OF UNPAID COSTS RELATED TO THE REFRESHING BUSINESS COMBINATION?

A:
The $1.4 million in unpaid costs relating to the previously terminated transaction with Refreshing are obligations of IWAC. These costs will primarily be satisfied using working capital provided to IWAC by the Current Sponsor. Subject to agreement with Btab and applicable negotiations with service providers, a portion of the PIPE financing proceeds may also be used to satisfy such obligations.

Q:
WHICH RELATED PARTY TRANSACTIONS HAVE OCCURRED, AND WHAT ARE THE TOTAL AMOUNTS INVOLVED?

A:
Both IWAC and Btab have engaged in various related party transactions, including founder share issuances, warrant purchases, promissory notes (some with conversion features), waived administrative fees, and reimbursements for out-of-pocket expenses. As of June 30, 2025:

•
IWAC-related sponsor loans totaled approximately $5.4 million drawn, with up to an additional $0.8 million available under amended convertible notes.

•
Btab had related party receivables of $1.82 million and related party payables of $2.76 million.

For a complete summary of these transactions, please refer to the section titled “Certain Relationships and Related Party Transactions” and the accompanying Related Party Transactions Table.

Summary of Related Party Transactions
Date	Related Party	Description of Transaction	Amount (USD)	Status/Balance as of Dec 31, 2024
July 2021	Prior Sponsor	Issuance of 2,875,000 founder shares	$25,000	Fully issued
July 2021	Prior Sponsor	Pre-IPO Promissory Note for working capital	$208,721	Fully repaid
July 2021	Prior Sponsor	Purchase of 6,850,000 private placement warrants at $1.00 per warrant	$6,850,000	Fully issued
Mar 2023	Prior Sponsor	First Extension Note (non-interest bearing)	$1,150,000	Fully drawn
Jun 2023	Prior Sponsor	Second Extension Note (non-interest bearing)	$960,000 (max)	$640,000 drawn
Dec 2023	Sriram	Third Extension Note (non-interest bearing)	$1,500,000 (max)	$0 drawn
Jan 2025	Current Sponsor	Amendment to Third Note (convertible up to $4M)	$4,000,000 (max)	Convertible note; open
Ongoing	Current Sponsor	$10,000 monthly admin fee (office space & support)	Waived	Waived
Various	Current Sponsor, Officers	Out-of-pocket reimbursements (due diligence, travel, etc.)	Not specified	Reviewed and reimbursed quarterly
TBD	Current Sponsor, Officers	Working capital loan (up to $1.5M), potentially convertible into warrants	Up to $1.5M	No agreements signed
2023 – 2024	Btab Related Parties	Related party loans, receivables and payables	Loans: $1.76M Payables: $1.86M

Q:
DO ANY OF IWAC’S SPONSOR, DIRECTORS OR OFFICERS HAVE INTERESTS IN THE BUSINESS COMBINATION THAT MAY DIFFER FROM OR BE IN ADDITION TO THE INTERESTS OF IWAC SHAREHOLDERS?

A:
IWAC’s Current Sponsor, executive officers and directors may have interests in the Business Combination that may be different from, or in addition to, the interests of IWAC’s shareholders generally. The IWAC Board and the members of the Special Committee were aware of and considered these interests to the extent such interests existed at the time, among other matters, in approving the Business Combination Agreement and in recommending that the Business Combination Agreement and the transactions contemplated thereby be approved by the shareholders of IWAC. These interests include, among other things:

•
the fact that the 2,012,500 IWAC Ordinary Shares held by the Current Sponsor, and IWAC’s directors and officers, would be worthless because the Current Sponsor and IWAC’s directors and officers are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of approximately $25.25 million based upon the quoted price of the IWAC Class A ordinary shares of $12.55 per share on the OTC on November 3, 2025, despite having been initially purchased for a purchase price of $0.008 per share. As a result, the Current Sponsor and IWAC’s officers and directors are likely to be able to recoup their investment in IWAC and make a substantial profit on that investment, even if Public Shares have lost significant value. This means that the Current Sponsor and IWAC’s officers and directors could earn a positive rate of return on their investment, even if the Public Shareholders experience a negative rate of return in the post-business combination company. Accordingly, IWAC’s management team may have an economic incentive that differs from that of the Public Shareholders to pursue and consummate an initial business combination rather than to liquidate and to return all of the cash in the Trust Account to the Public Shareholders, even if that business combination were with a less favorable target company or on terms less favorable to shareholders rather than liquidate;
•
the fact that the 4,795,000 IWAC Private Warrants held by the Current Sponsor were initially purchased for $1.00 per IWAC Private Warrant, which warrants will be worthless if a business combination is not consummated by December 15, 2025 (although the IWAC Private Warrants have certain rights that differ from the rights of holders of the IWAC Public Warrants, the aggregate value of the 4,795,000 IWAC Private Warrants held by the Current Sponsor estimated to be approximately $479,021 assuming the per warrant value of the IWAC Private Warrants is the same as the $0.0999 quoted price of the IWAC Public Warrants on the OTC on November 3, 2025);

•
the fact that IWAC’s Insiders have waived their right to redeem their Founder Shares and any other Ordinary Shares held by them, or to receive distributions from the Trust Account with respect to the Founder Shares upon IWAC’s liquidation if IWAC is unable to consummate its initial business combination;

•
the fact that unless IWAC consummates an initial business combination within the required time period under its organizational documents, its directors and officers will not receive reimbursement for any out-of-pocket expenses incurred by them in connection with the Business Combination (to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account), such as identifying and investigating possible business targets and business combinations. As of the date of this proxy statement/information statement/prospectus, there were no unreimbursed expenses;

•
the continued indemnification of current directors and officers of IWAC and the continuation of directors’ and officers’ liability insurance after the Business Combination;

•
the fact that Binson Lau, the Chairman of the IWAC Board, will serve as a director of Pubco following the Closing. As such, in the future Mr. Lau may receive any cash fees or equity awards that the Pubco Board determines to pay its directors;

•
the fact that Binson Lau is both the Chairman of the IWAC Board and the Chief Executive Officer of Btab, and holds approximately 41.3% of the outstanding Btab equity;

•
the fact that John Chen is both a director of IWAC and indirectly holds approximately 0.91% of the Btab equity and is entitled to receive 20,000 Pubco Class A Shares upon the Closing;

•
the fact that Matthew Malriat is a director and Chief Financial Officer of IWAC and is entitled to receive 100,000 Pubco Class A Shares upon the Closing;

•
the fact that Yueh Eric Seto is both a director of IWAC and holds approximately 0.42% of the Btab equity and is entitled to receive 20,000 Pubco Class A Shares upon the Closing;

•
the fact that Donald Fell is a director of IWAC and will serve as a director of Pubco following the Closing. As such, in the future, Mr. Fell may receive any cash fees or equity awards that the Pubco Board determines to pay its directors;

•
the fact that the Current Sponsor, its affiliates and the Prior Sponsor have committed to loans to IWAC in the aggregate amount of approximately $4.96 million, which amount IWAC will be unable to repay to the Sponsors to the extent that the amount of such loans exceeds the amount of available proceeds not deposited in the Trust Account if a business combination is not completed; and

•
The fact that the following individuals have a material interest in the Current Sponsor, which represent indirect interests in the following securities:

Name of Person	Founder Shares	Private Warrants
Jiang Hui Bao	2,000,000	4,795,000
The Current Sponsor is controlled by its sole member, Jiang Hui Bao. Jiang Hui Bao has voting and dispositive power over 2,000,000 IWAC Ordinary Shares and 4,795,000 IWAC Private Warrants.

The foregoing interests present a risk that the Current Sponsor and IWAC’s officers and directors may be incentivized to complete a business combination with a less favorable target company or on terms less favorable to the Public Shareholders rather than to liquidate, in which case the Sponsor would lose its entire investment. As a result, the Sponsor and IWAC’s officers and directors may have a conflict of interest in determining whether Btab is an appropriate business with which to effectuate a business combination and/or in evaluating the terms of the Business Combination.
Compensation Received by the Sponsor and other Parties
Set forth below is a summary of the terms and amount of the compensation received or to be received by the Current Sponsor and its affiliates in connection with the Business Combination or any related financing transaction, the amount of securities issued or to be issued by SPAC to the Current Sponsor and its affiliates and the price paid or to be paid for such securities or any related financing transaction.
	Interest in Securities	Other Compensation
Current Sponsor
At Closing, the Current Sponsor will hold a total of 2,000,000 Pubco Class A Shares, which would have a value of approximately $25.1 million based on the quoted price of the IWAC Class A ordinary shares as of November 3, 2025.
At Closing, the Current Sponsor will hold a total of 4,795,000 Pubco Warrants, which would have a value of approximately $479,021 based on the quoted price of the IWAC Public Warrants as of November 3, 2025.
The Current Sponsor has provided loans to IWAC, up to $4 million of which are convertible into ordinary shares at a conversion price of $1 per share. As of December 31, 2024, approximately $2.93 million was owed to the Current Sponsor.
Binson Lau, Chairman of the IWAC Board and CEO of Btab	At Closing, Mr. Lau will hold (directly and indirectly) a total of 10,334,350 Pubco Class A Shares and 100,000 Pubco Class V Shares, which would have a value of approximately $129.69 million based on the quoted price of the IWAC Class A ordinary shares as of November 3, 2025.	Mr. Lau will serve as CEO and director of Btab following the Closing. As such, in the future Mr. Lau will receive $250,000 for his service as CEO.
John Chen, director of IWAC	At Closing, Mr. Chen will hold a total of 20,000 Pubco Class A Shares, which would have a value of approximately $0.25 million based on the quoted price of the IWAC Class A ordinary shares as of November 3, 2025.
Yueh Eric Seto, director of IWAC	At Closing, Mr. Seto will hold a total of 124,100 Pubco Class A Shares, which would have a value of approximately $1.55 million based on the quoted price of the IWAC Class A ordinary shares as of November 3, 2025.

	Interest in Securities	Other Compensation
Matthew Malriat, CFO and director of IWAC	At Closing, Mr. Malriat will hold a total of 100,000 Pubco Class A Shares, which would have a value of approximately $1.25 million based on the quoted price of the IWAC Class A ordinary shares as of November 3, 2025.
Donald Fell, director of IWAC		Mr. Fell will serve as a director of Pubco following the Closing. As such, in the future, Mr. Fell may receive any cash fees or equity awards that the Pubco Board determines to pay its directors;
Because the Founder Shares were purchased at a nominal price, our Public Shareholders will incur an immediate and substantial dilution upon the Closing, assuming no value is ascribed to the IWAC Public Warrants. See the section titled “Risk Factors — Risks Related to the Business Combination and IWAC — The Sponsors paid nominal consideration for the Founder Shares they hold. As a result, the Current Sponsor may make a substantial profit if the Business Combination is consummated, even if the shares held by IWAC’s Public Shareholders lose substantial value. For this reason, the Current Sponsor may have a strong economic incentive to approve and complete the Business Combination, even if the Business Combination arguably may not be in the best interests of IWAC’s Public Shareholders.”
Certain Other Benefits in the Business Combination
In addition to the interests of IWAC’s insiders in the Business Combination, IWAC shareholders should be aware that of the fact that, pursuant to the Underwriting Agreement, upon consummation of the Business Combination, a deferred underwriting fee equal to $4,025,000 will be payable to BTIG in cash. Accordingly, BTIG has an interest in IWAC completing the Business Combination because, If the Business Combination (or another initial business combination) is not consummated, BTIG will not receive such fee.
Deferred Underwriting Fees
$4,025,000 of the underwriting fee was deferred and conditioned upon completion of an initial business combination. The following table illustrates the effective deferred underwriting fee on a percentage basis for Public Shares in the no redemption and maximum redemption scenarios and is based on the following assumptions: (i) there are no other issuances of equity interests of IWAC or Btab, (ii) neither the Current Sponsor nor any of Btab’s current stockholders purchase IWAC Public Shares in the open market, and (iii) no IWAC warrants are exercised.
	Assuming No Redemptions Into Cash	Assuming Maximum Redemptions Into Cash
Unredeemed Public Shares trust proceeds to Pubco	$15,187,582	$—
Deferred underwriting cash fees	$4,025,000	$4,025,000
Effective deferred underwriting cash fees (as a percentage of cash left in Trust Account post redemptions)	26.5%	—%

Q.
When will the Sponsors and their affiliates be entitled to transfer their Founder Shares and Private Warrants?

A.
Pursuant to the Insider Letter and the Sponsor Letter Agreement to be entered with us, each of the Sponsors and IWAC’s directors and officers has agreed to restrictions on its ability to transfer, assign, or sell the Founder Shares and Private Warrants, as summarized in the table below.

Subject Securities	Expiration Date	Natural Persons and Entities Subject to Restrictions	Exceptions to Transfer Restrictions
Founder Shares	Subject to certain limited exceptions, the Founders Shares will not be transferred, assigned, sold or released from escrow until the earlier of (A) one year after the completion of IWAC’s initial business combination and (B) subsequent to IWAC’s initial business combination, the earlier of (x) the date on which IWAC completes a liquidation, merger, share exchange, asset acquisition, share repurchase, recapitalization, reorganization or other similar transaction that results in all of the Public Shareholders having the right to exchange their Ordinary Shares for cash, securities or other property or (y) the date on which the last reported sale price of the Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share recapitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 180 days after IWAC’s initial business combination.	IWH Sponsor LP Suntone Investment Pty Ltd	IWH Sponsor LP: Transfers permitted (a) to IWAC’s directors or officers, any affiliates or family members of any of IWAC’s directors or officers, any members or partners of the Sponsor, or any affiliates of the Prior Sponsor, or any employees of such affiliates, (b) in the case of an individual, by gift to a member of the individual’s immediate family, any estate planning vehicle or to a trust, the beneficiary of which is a member of the individual’s immediate family, an affiliate of such person or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) by private sales or Transfers made in connection with the consummation of IWAC’s initial business combination at prices no greater than the price at which the Founder Shares, Private Placement Warrants or Class A Ordinary Shares, as applicable, were originally purchased; (f) pro rata distributions from the Prior Sponsor to its members, partners, or shareholders pursuant to the Prior Sponsor’s limited partnership agreement; (g) by virtue of the Prior Sponsor’s organizational documents upon liquidation or dissolution of the Sponsor; (h) to IWAC for no value for cancellation in connection with the consummation of IWAC’s initial business combination; in the event of IWAC’s liquidation prior to the completion of IWAC’s

Subject Securities	Expiration Date	Natural Persons and Entities Subject to Restrictions	Exceptions to Transfer Restrictions

initial business combination or (i) in the event of IWAC’s completion of a liquidation, merger, share exchange, reorganization or other similar transaction which results in all of the Public Shareholders having the right to exchange their IWAC Class A Ordinary Shares for cash, securities or other property subsequent to IWAC’s completion of an initial business combination; provided, however, that in the case of clauses (a) through (g), these permitted transferees must enter into a written agreement with IWAC agreeing to be bound by the transfer restrictions and other applicable restrictions in the Insider Letter
Suntone Investment Pty Ltd: Transfers permitted (A) to IWAC’s officers or directors, any affiliates or family member of any of IWAC’s officers or directors, the Current Sponsor, any members of the Current Sponsor or their affiliates, any affiliates of the Current Sponsor; (B) in the case of an individual, by gift to a member of one of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family, an affiliate of such person or to a charitable organization; (C) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (D) in the case of an individual, pursuant to a qualified domestic relations order; and (E) upon dissolution of the Current

Subject Securities	Expiration Date	Natural Persons and Entities Subject to Restrictions	Exceptions to Transfer Restrictions
Sponsor, under the Current Sponsor's operating agreement by virtue of the laws of the Cayman Islands or Delaware, as applicable to IWAC, or the laws of Australia, as applicable; (F) by private sales or transfers made in connection with the transactions contemplated by the Business Combination Agreement at prices no greater than the price at which the securities were originally purchased; provided that any transferee of any transfer of the type set forth in clauses (A) through (F) must enter into a written agreement, in form and substance reasonably satisfactory to Btab and IWAC, agreeing to be bound by the Sponsor Agreement prior to the occurrence of such transfer.
Private Warrants	30 days after the completion of IWAC’s initial business combination		Same as above

Q:
WHAT DO I NEED TO DO NOW?

A:
After carefully reading and considering the information contained in this joint proxy statement/information statement/prospectus, please submit your proxies as soon as possible so that your shares will be represented at the Extraordinary General Meeting. Please follow the instructions set forth on the proxy card or on the voting instruction form provided by your broker, bank or other nominee if your shares are held in the name of your broker, bank or other nominee.

Q:
HOW DO I VOTE?

A:
If you are a shareholder of record of IWAC as of November 3, 2025 (the “Record Date”) you may submit your proxy before the Extraordinary General Meeting in any of the following ways, if available:

•
use the toll-free number shown on your proxy card;

•
visit the website shown on your proxy card to vote via the internet; or

•
complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

If you are a shareholder of record of IWAC as of the Record Date, you may also cast your vote at the Extraordinary General Meeting.
If your shares are held in “street name” through a broker, bank or other nominee, your broker, bank or other nominee will send you separate instructions describing the procedure for voting your shares.
“Street name” shareholders who wish to vote at the Extraordinary General Meeting will need to obtain a proxy form from their broker, bank or other nominee.

Q:
WHEN AND WHERE IS THE EXTRAORDINARY GENERAL MEETING?

A:
The Extraordinary General Meeting will be held on December 8, 2025, at 10:00 a.m., Eastern Time at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, New York, NY 10105, or such other date, time, and place to which such meeting may be adjourned. You may attend the Extraordinary General Meeting and vote your shares electronically during the Extraordinary General Meeting via live webcast by visiting https://www.cstproxy.com/integratedwellnessholdings/2025. You will need the meeting control number that is printed on your proxy card to enter the Extraordinary General Meeting. All IWAC shareholders as of the Record Date, or their duly appointed proxies, may attend the Extraordinary General Meeting.

Q:
IF MY SHARES ARE HELD IN “STREET NAME” BY A BROKER, BANK OR OTHER NOMINEE, WILL MY BROKER, BANK OR OTHER NOMINEE VOTE MY SHARES FOR ME?

A:
If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to IWAC or by voting at the Extraordinary General Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee. In addition to such legal proxy, if you plan to attend the Extraordinary General Meeting, but are not a shareholder of record because you hold your shares in “street name,” please have evidence of your beneficial ownership of your shares (e.g., a copy of a recent brokerage statement showing the shares) and valid photo identification with you at the Extraordinary General Meeting.

Brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that are “non-routine” without specific instructions from the beneficial owner. It is expected that all of the Proposals are “non- routine” matters. Broker non-votes occur when a broker or nominee is not instructed by the beneficial owner of shares to vote on a particular Proposal for which the broker does not have discretionary voting power.
If you are an IWAC shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the NTA Proposal, the Domestication Proposal, the Business Combination Proposal, the Charter Proposal, the Organizational Documents Proposals, the Incentive Plan Proposal, the Director Proposal or the Adjournment Proposal. Such abstentions and broker non-votes will have no effect on the vote count for any of the proposals.
Q:
WHAT IF I ATTEND THE EXTRAORDINARY GENERAL MEETING AND ABSTAIN OR DO NOT VOTE?

A:
For purposes of the Extraordinary General Meeting, an abstention occurs when a shareholder attends the meeting and does not vote or returns a proxy with an “abstain” vote.

If you are an IWAC shareholder that attends the Extraordinary General Meeting and fails to vote on the NTA Proposal, the Domestication Proposal, the Business Combination Proposal, the Charter Proposal, the Organizational Documents Proposals, the Incentive Plan Proposal, the Director Proposal or the Adjournment Proposal, or if you respond to such proposals with an “abstain” vote, your failure to vote or “abstain” vote in each case will have no effect on the vote count for such proposals.
Q:
WHAT WILL HAPPEN IF I RETURN MY PROXY CARD WITHOUT INDICATING HOW TO VOTE?

A:
If you sign and return your proxy card without indicating how to vote on any particular proposal, the IWAC shares represented by your proxy will be voted as recommended by the IWAC Board with respect to such Proposal.

Q:
MAY I CHANGE MY VOTE AFTER I HAVE DELIVERED MY PROXY OR VOTING INSTRUCTION CARD?

A:
Yes.   You may change your vote at any time before your proxy is voted at the Extraordinary General Meeting. You may do this in one of three ways:

•
filing a notice with IWAC or its proxy solicitor;

•
mailing a new, subsequently dated proxy card; or

•
by attending the Extraordinary General Meeting and electing to vote your shares.

If you are a shareholder of record of IWAC and you choose to send a written notice or to mail a new proxy, you must submit your notice of revocation or your new proxy to Integrated Wellness Acquisition Corp, 1441 Broadway, FL. 6, New York, NY 10018, and it must be received at any time before the vote is taken at the Extraordinary General Meeting. Any proxy that you submitted may also be revoked by submitting a new proxy by mail, or online or by telephone, not later than 5:00 p.m. Eastern time on December 4, 2025, or by voting at the Extraordinary General Meeting. Simply attending the Extraordinary General Meeting will not revoke your proxy. If you have instructed a broker, bank or other nominee to vote your IWAC ordinary shares, you must follow the directions you receive from your broker, bank or other nominee in order to change or revoke your vote.
Q:
WHAT HAPPENS IF I FAIL TO TAKE ANY ACTION WITH RESPECT TO THE EXTRAORDINARY GENERAL MEETING?

A:
If you fail to take any action with respect to the Extraordinary General Meeting and the Business Combination is approved by shareholders and consummated, you will become a stockholder and/or warrant holder of Pubco. Failure to take any action with respect to the Extraordinary General Meeting will not affect your ability to exercise your redemption rights. If you fail to take any action with respect to the Extraordinary General Meeting and the Business Combination is not consummated, you will continue to be a shareholder of IWAC while IWAC searches for another target business with which to complete a business combination.

Q:
WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

A:
Shareholders may receive more than one set of voting materials, including multiple copies of this joint proxy statement/information statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered under more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q:
WHOM SHOULD I CONTACT IF I HAVE ANY QUESTIONS ABOUT THE PROXY MATERIALS OR VOTING?

A:
If you have questions about the Proposals or if you need additional copies of the joint proxy statement/information statement/prospectus or the enclosed proxy card you should contact IWAC’s proxy solicitor at:

Laurel Hill Advisory Group, LLC
(888) 742-1305 (toll-free)
(516) 933-3100 (Banks and Brokers Only)
To obtain timely delivery, IWAC’s shareholders must request the materials no later than five business days prior to the Extraordinary General Meeting.
You may also obtain additional information about IWAC from documents filed with the SEC by following the instructions in the section entitled “Additional Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your shares (either physically or electronically) to the Transfer Agent at least two business days prior to the Extraordinary General Meeting in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, New York 10004
Attention: Mark Zimkind
E-mail: mzimkind@continentalstock.com

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This joint proxy statement/information statement/prospectus contains forward-looking statements that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this joint proxy statement/information statement/prospectus, including statements regarding Btab’s, IWAC’s or Pubco’s future financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements include, without limitation, Btab’s or IWAC’s expectations concerning the outlook for their or Pubco’s business, productivity, plans and goals for future operational improvements and capital investments, operational performance, future market conditions or economic performance and developments in the capital and credit markets and expected future financial performance, as well as any information concerning possible or assumed future results of operations of Pubco as set forth in the sections of this joint proxy statement/information statement/prospectus titled “Proposal Three — The Business Combination Proposal — IWAC’s Board of Directors’ Reasons for Approval of the Business Combination.” Forward-looking statements also include statements regarding the expected benefits of the proposed Business Combination between Pubco, Btab and IWAC.
The following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements contained in this joint proxy statement/information statement/prospectus:
•
the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transactions contemplated therein to fail to close;

•
the outcome of any legal proceedings that may be instituted against IWAC, Btab, or others following the announcement of the Business Combination;

•
the inability of the parties to satisfy conditions to Closing, including IWAC and Btab shareholder approval;

•
the inability to meet stock exchange listing standards in connection with and following the consummation of the Business Combination;

•
the risk that the Business Combination disrupts current plans and operations of Btab as a result of the announcement and consummation of the Business Combination;

•
the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, and the ability of Pubco to maintain our existing reseller base and attract new resellers and increase the volume of sales by our resellers;

•
Btab’s and IWAC’s ability to obtain additional capital when necessary, including in connection with and after the Business Combination;

•
expenses related to the Business Combination;

•
unfavorable interpretations of laws or regulations or changes in applicable laws or regulations;

•
the possibility that Btab or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors;

•
cybersecurity risks, data loss and other breaches of Btab’s network security and the disclosure of personal information or the infringement upon Btab’s intellectual property by unauthorized third parties; and

•
other risks and uncertainties described in this joint proxy statement/information statement/ prospectus, including those under the section entitled “Risk Factors.”

The forward-looking statements contained in this joint proxy statement/information statement/prospectus are based on current expectations and beliefs concerning future developments and their potential effects on IWAC and/or Btab. There can be no assurance that future developments affecting IWAC and/or

Btab will be those that IWAC and/or Btab have anticipated. These statements are based on various assumptions, whether or not identified in this joint proxy statement/information statement/prospectus, and on the current expectations of IWAC’s and Btab’s management and are not predictions of actual performance. These forward-looking statements involve a number of risks, uncertainties, most of which are difficult to predict and many of which are beyond the control of IWAC or Btab, or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some of these risks and uncertainties may in the future be amplified by the potential business or economic disruptions caused by current and future pandemics, such as the COVID-19 pandemic, and there may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. IWAC and Btab undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.
Before any shareholder grants its proxy or instructs how its vote should be cast or vote on the proposals related to the proposed Business Combination contained in this joint proxy statement/information statement/prospectus, such shareholder should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in this joint proxy statement/information statement/prospectus may adversely affect IWAC and/or Btab.

JOINT PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS SUMMARY
This summary highlights selected information from this joint proxy statement/information statement/prospectus and does not contain all of the information that is important to you. To better understand the proposals to be submitted for a vote at the Extraordinary General Meeting, including the Mergers, you should read this joint proxy statement/information statement/prospectus, including the annexes and other documents referred to herein, carefully and in their entirety. The Business Combination Agreement is the legal document that governs the Mergers and the other transactions that will be undertaken in connection with the Mergers. The Business Combination Agreement is also described in detail in this joint proxy statement/information statement/prospectus in the section entitled “Proposal Three — The Business Combination Proposal — The Business Combination Agreement.”
The Parties to the Business Combination
Integrated Wellness Acquisition Corp (“IWAC”)
Integrated Wellness Acquisition Corp is a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.
On December 13, 2021, IWAC completed its initial public offering of 11,500,000 units, with each unit consisting of one Class A ordinary share and one-half of one warrant to purchase one Class A ordinary share at a price of $11.50 per share. Simultaneously with the closing of the IPO, IWAC consummated the private placement of an aggregate of 6,850,000 IWAC Private Warrants to the Prior Sponsor at a purchase price of $10.00 per private placement share. A total of $117,300,000 of the net proceeds of the sale of the units in the initial public offering and the sale of the IWAC Private Warrants in the private placement, was initially placed in a trust account for the benefit of the purchasers of the units in IWAC’s initial public offering.
Since the completion of the IPO, IWAC’s activity has been limited to the evaluation of business combination candidates.
IWAC originally had 15 months from the consummation of its initial public offering, or until March 13, 2023, to consummate an initial business combination. However, as permitted under IWAC’s amended and restated memorandum and articles of association, in March 2023, IWAC extended the date by which it must consummate an initial business combination by an additional three months until June 13, 2023. On February 10, 2023, IWAC entered into an Agreement and Plan of Merger (as it may be amended or supplemented from time to time, the “Refreshing Merger Agreement”) with Refreshing USA, LLC, a Washington limited liability company (“Refreshing”), IWAC Holdings Inc., a Delaware corporation and wholly-owned subsidiary of IWAC (“Pubco”), IWAC Purchaser Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Purchaser Merger Sub”), Refreshing USA Merger Sub LLC, a Washington limited liability company and a wholly-owned subsidiary of Pubco (“Company Merger Sub” and together with Purchaser Merger Sub, the “Merger Subs”), IWH Sponsor LP, a Delaware limited partnership, as the representative from and after the Effective Time (as defined below) of the stockholders of Pubco (other than the Sellers and their successors and assignees) (the “Purchaser Representative”), and Ryan Wear, in the capacity as the representative of the equity holders of Refreshing (the “Sellers”) from and after the Effective Time (the “Seller Representative”) and Refreshing entered into the Refreshing Merger Agreement.
IWAC Holdings Inc. filed a registration statement on Form S-4 relating to the Refreshing Merger Agreement on February 14, 2023. The S-4 was amended twice, in April and August 2023. On September 27, 2023, the Refreshing Merger Agreement was terminated by IWAC, as certain conditions to the closing of the Refreshing Merger Agreement, including the effectiveness of the registration statement and the listing of securities on NYSE were not met by the outside date.
On June 2, 2023, IWAC held an extraordinary general meeting of shareholders (the “June 2023 Meeting”). At the June 2023 Meeting, a proposal to amend by special resolution IWAC’s amended and restated memorandum and articles of association, as amended (the “First Charter Amendment”), to extend the date by which IWAC has to consummate an initial business combination from June 13, 2023 to December 13, 2023 (or such earlier date as determined by IWAC’s board of directors in its sole discretion) was approved. IWAC extended the date by which it must consummate an initial business combination until December 13, 2023.
On November 8, 2023, IWAC entered into a purchase agreement (the “Purchase Agreement”) with the Prior Sponsor, and Sriram Associates, LLC (“Sriram”), pursuant to which, the Prior Sponsor agreed to transfer to Sriram or its designees (i) 2,012,500 of IWAC’s Class B ordinary shares and (ii) 4,795,000 of the IWAC Private Warrants for a total purchase price of one dollar (the “Transfer”). In connection with the Transfer, new persons were to be appointed officers and directors of IWAC and IWAC agreed to take such actions necessary to effectuate such changes (the “Management Change”). The Transfer, the Management Change and the other transactions contemplated by the Purchase Agreement are hereinafter referred to as the “Sponsor Handover.” In connection with the Sponsor Handover, Sriram agreed to assume (i) certain vendor payables then outstanding by IWAC (estimated at approximately $338,345); (ii) the costs and expenses associated with the monthly extensions of IWAC until December 13, 2023 including monthly payments of $160,000; (iii) the costs and expenses for IWAC to take all actions necessary to file a proxy statement and hold a shareholders meeting prior to December 13, 2023 in order to extend IWAC’s term until December 13, 2024 structured in such manner as requested by Sriram. Sriram also agreed to (i) cause IWAC to satisfy all of its public company reporting requirements; (ii) to pay the D&O insurance premiums to extend IWAC’s existing D&O insurance policy (estimated at approximately $20,000); and (iii) to pay all outstanding legal fees owed by IWAC at or before a business combination (estimated at approximately $1.17 million).
On December 11, 2023, IWAC held an extraordinary general meeting in lieu of an annual general meeting of shareholders (the “December 2023 Meeting”). At the December 2023 Meeting, a proposal to amend by special resolution IWAC’s amended and restated memorandum and articles of association, as amended (the “Second Charter Amendment”), to extend the date by which IWAC has to consummate an initial business combination from December 13, 2023 to December 13, 2024 (or such earlier date as determined by the IWAC’s board of directors in its sole discretion) was approved. IWAC extended the date by which it must consummate an initial business combination by an additional twelve months until December 13, 2024 or a total of 36 months from the consummation of IWAC’s IPO.
On February 1, 2024, the Sponsor Handover was consummated. Suntone Investment Pty Ltd, a designee and affiliate of Sriram, acquired the securities in the Transfer and has subsequently served as the sponsor IWAC. Suntone Investment Pty Ltd is a privately held Australian company engaged in financial investment activities. Sunton was founded in 2023 and is headquartered at Suite 601, 22 Albert Road, South Melbourne VIC 3205. It focuses on identifying and supporting strategic investment opportunities across a range of sectors. The sponsor was selected for its strong background in corporate finance, cross-border investments, and capital markets. It brings regional expertise in financial investments and strategic deal sourcing, with a particular focus on the Asia-Pacific region. The current sponsor, Suntone Investment Pty Ltd, is controlled by its sole member, Jiang Hui Bao, who, while not having prior SPAC experience or involvement in other SPAC transactions, possesses relevant investment experience that supports the sponsor’s role in the business combination process. These qualifications support the conclusion that the sponsor and its affiliates are well-positioned to identify, evaluate, structure, and execute a business combination that creates long-term value for shareholders.
Our current sponsor plays a central role in facilitating the Business Combination. As the sponsor, it provides strategic guidance and resources throughout the transaction process, including support for public company readiness. Jiang Hui Bao, the sole member of the sponsor, supported the Business Combination by supporting the Sponsor Handover and facilitating the transfer of founder shares in connection with the transaction. In connection with the Business Combination, it acquired 2,000,000 founder shares from IWAC’s original sponsor as part of a Sponsor Handover completed on February 1, 2024. Of these shares, it has agreed to transfer 417,500 founder shares to IWAC’s Chief Financial Officer and certain non-employee directors, subject to the closing of the Business Combination. These transfers are intended to recognize key contributions to the transaction and align long-term incentives. Following these transfers, the sponsor will retain 1,582,500 founder shares.

Handover and the Management Change contemplated thereby, Suren Ajjarapu, Binson Lau, Matthew Malriat, John Zhong Chen, Yueh Eric Seto, Donald Fell and Michael Peterson were appointed to the IWAC Board. At such time, the then existing members of the IWAC Board and the then existing management team of IWAC (comprising Steven Schapera, Antonio Varano Della Vergiliana, James MacPherson, Robert Quandt, Gael Forterre, Scott Powell and Hadrien Forterre) agreed to resign.
On December 11, 2024, IWAC held an extraordinary general meeting in lieu of an annual general meeting of shareholders (the “December 2024 Meeting”). At the December 2024 Meeting, a proposal to amend by special resolution IWAC’s amended and restated memorandum and articles of association, as amended (the “Third Charter Amendment”), to extend the date by which IWAC has to consummate an initial business combination from December 13, 2024 to December 15, 2025 (or such earlier date as determined by the IWAC’s board of directors in its sole discretion) was approved. IWAC extended the date by which it must consummate an initial business combination by an additional twelve months until December 15, 2025.
On December 13, 2024, IWAC received written notice from the NYSE indicating that the staff of NYSE Regulation had determined to commence proceedings to delist IWAC’s securities from the NYSE due to IWAC’s failure to consummate a business combination within the shorter of (i) the time period specified by its constitutive documents or by contract or (ii) three years following the closing of IWAC’s initial public offering. Trading in IWAC’s securities was suspended immediately after market close on December 13, 2024. Following suspension of trading on NYSE, IWAC’s units, Class A ordinary shares and warrants became eligible to trade on the OTC Markets under the ticker symbols “WELUF,” “WELNF,” and “WELWF,” respectively.
On January 16, 2025, the NYSE filed a Form 25, formally removing IWAC’s securities from the NYSE.
On December 16, 2024, Suren Ajjarapu resigned as Chief Executive Officer of IWAC, effective immediately. Since his resignation, Mr. Aijarapu has continued to serve as director of IWAC. On December 16, 2024, the IWAC Board appointed Matthew Malriat, IWAC’s current Chief Financial Officer, to also serve as IWAC’s Chief Executive Officer.
The Existing Organizational Documents provide for the return of the proceeds of IWAC’s initial public offering held in the trust account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before a certain date (in IWAC’s case, December 15, 2025 or such later date as may be approved by IWAC’s shareholders). IWAC intends to consummate the Business Combination as soon as practicable and will not use the full amount of time through December 15, 2025, or such later date as may be approved by IWAC’s shareholders, to consummate the Business Combination unless necessary.
IWAC’s units, ordinary shares, and warrants are quoted on the OTC Markets under the symbols “WELUF,” “WELNF,” and “WELWF,” respectively.
IWAC’s principal executive office is located at 1441 Broadway, FL. 6, New York, NY 10018, and its telephone is (917) 397-7625.
IWAC Company Merger Sub, Inc. (“Company Merger Sub”)
Company Merger Sub is a Georgia corporation and a wholly-owned subsidiary of Pubco. Company Merger Sub does not own any material assets or operate any business. After the consummation of the Business Combination, Company Merger Sub will cease to exist because it will have merged with and into Btab in the Company Merger.
IWAC Holding Company Inc. (“Pubco”)
Pubco is a Delaware corporation and a wholly-owned subsidiary of IWAC. Pubco does not own any material assets or operate any business. Pubco was formed for the purpose of effectuating the Business Combination described herein and it has not conducted any activities other than those incidental to its formation and the transactions contemplated by the Business Combination Agreement.
Pubco will apply for listing, to be effective upon the Closing, of the shares of Pubco Class A Shares and the Pubco Public Warrants on the Nasdaq under the proposed symbols “BTAB” and “BTABW”, respectively. Pubco will not have units traded following the consummation of the Business Combination.

Pubco’s principal executive office is located at 1441 Broadway FL. 6, New York, NY 10018, and its telephone is (917) 397-7625.
IWAC Purchaser Merger Sub II Inc. (“Purchaser Merger Sub”)
Purchaser Merger Sub is a Delaware corporation and a wholly-owned subsidiary of Pubco. Purchaser Merger Sub does not own any material assets or operate any business. After the consummation of the Business Combination, Company Merger Sub will cease to exist because it will have merged with and into Btab in the Company Merger.
Btab Ecommerce Group, Inc. (“Btab”)
Btab is an e-commerce company that integrates supply chain management, product distribution, and digital commerce solutions to support small businesses in both online and offline retail operations. The company operates a hybrid business model that combines product manufacturing, wholesale distribution, and retail operations with e-commerce platforms and digital marketplace solutions. Btab sources, manufactures, and distributes a range of furniture, home goods, and food products through both its own production facilities and third-party suppliers. The company supplies products to resellers, wholesalers, and direct customers, supporting their business operations through an integrated commerce infrastructure. The company’s commerce solutions include product supply, marketing platforms, physical showrooms, warehousing, fulfillment coordination, and after-sales support, enabling businesses to operate efficiently and scale their sales channels.
Btab facilitates commerce by providing logistics and fulfillment services, including storage, delivery coordination, and pick-up management, to help businesses optimize their distribution strategies. The company also offers marketing and business management tools to support customer engagement, advertising, and brand development. In addition, its after-sales support services, such as exchange coordination and return management, ensure reliability for both resellers and end customers. By leveraging global supplier partnerships and bulk purchasing capabilities, Btab enables businesses to access cost-effective procurement solutions, inventory stability, and a broad range of product offerings. Through its hybrid business model, Btab functions as both a direct supplier and a digital commerce enabler, providing businesses with the necessary tools and infrastructure to manage operations through technology-driven automation and integrated supply chain solutions.
For the quarters ended June 30, 2025 and 2024, Btab generated revenues of $1,129,351 and $1,318,890 and reported a net loss of $393,711 and $480,884 respectively. For the six months ended June 30, 2025 and 2024, Btab generated revenues of $2,277,545 and $2,907,012 and reported a net loss of $806,161 and $840,566 respectively. Net cash provided by operating activities was $64,020 for the six months ended June 30, 2025, while net cash provided by operating activities was $87,653 for the six months ended June 30, 2024. As noted in the consolidated financial statements, we had an accumulated deficit of $5,920,931 and $5,113,878 as of June 30, 2025 and December 31, 2024, respectively. While the Technology and E-commerce services segment did not generate any revenue, Btab aspires to be the leading all-in-one platform for small business and independent merchants to build a successful online presence, grow their brands, and effectively manage their business across the globe. Btab’s independent registered public accounting firm have expressed substantial doubt about Btab’s ability to continue as a going concern, as set forth in their opinion included elsewhere in this proxy statement/consent solicitation statement/prospectus.
The Business Combination Agreement
General Terms and Effects
On August 26, 2024, IWAC and Btab entered into an Amended and Restated Business Combination Agreement (the “Business Combination Agreement”) with Pubco, Purchaser Merger Sub, Company Merger Sub, and acknowledging and agreeing solely with respect to Section 2.1(a)(ii) thereof, Binson Lau. The Business Combination Agreement amended, restated and superseded the Original Business Combination Agreement.

Pursuant to the Business Combination Agreement, the Business Combination will be effected in two steps. Subject to the approval and adoption of the Business Combination Agreement by the shareholders of IWAC and Btab, on the Closing Date of the consummation of the Business Combination and following the Domestication: (a) Purchaser Merger Sub will merge with and into IWAC (the “Purchaser Merger”), with IWAC as the surviving company in the Purchaser Merger (the time at which the Purchaser Merger becomes effective is referred to herein as the “Purchaser Merger Effective Time”) and, as a result of the Purchaser Merger, IWAC will become a wholly owned subsidiary of Pubco with the security holders of IWAC receiving securities of Pubco with terms substantially equivalent to the terms of their securities of IWAC, and (b) Company Merger Sub will merge with and into Btab (the “Company Merger” and together with the Purchaser Merger, the “Mergers”), with Btab as the surviving company in the Company Merger (the time at which the Company Merger becomes effective is referred to herein as the “Company Merger Effective Time”) and, as a result of the Company Merger, Btab will become a wholly owned Subsidiary of Pubco. Upon the consummation of the Busines Combination, Pubco expects to be renamed “Btab Ecommerce Holdings, Inc.”
Pre-Closing Recapitalization and Domestication
At least one day prior to the Closing Date, IWAC will transfer by way of continuation from the Cayman Islands to Delaware and domesticate as a Delaware corporation in accordance with Section 388 of the General Corporation Law of the State of Delaware (the “DGCL”) and Part XII of the Cayman Islands Companies Act (Revised) (the “Cayman Islands Act”) (the “Domestication”). On the Closing Date, prior to the Company Merger Effective Time, Btab will file an amendment to its articles of incorporation (the “Btab Charter Amendment”), which amendment will, among other things, create a new class of voting common stock with 1,000 votes per share, par value $0.001 (“Btab Class V Shares”). After the effectiveness of the filing of the Btab Charter Amendment, but prior to the Company Merger Effective Time, Binson Lau, the Chief Executive Officer of the Btab, who is also the Chairman of the Board of IWAC, shall exchange (x) all of his shares of Btab preferred stock, $0.001 per share (the “Btab Preferred Shares”) plus (y) such number of shares of Btab common stock, par value $0.001 per share (the “Btab Common Shares”), as will result in the issuance to Binson Lau of 100,000 Btab Class V Shares. Upon such exchange, all of the Btab Preferred Shares shall be terminated, extinguished and cancelled in full (the transactions in this paragraph, collectively, the “Btab Reorganization”).
Transaction Consideration
The consideration (the “Transaction Share Consideration”) to be paid to the shareholders of Btab as of immediately prior to the Company Merger Effective Time (the “Btab Shareholders”) for their Btab Common Shares and their Btab Class V Shares shall be an aggregate amount equal to $250,000,000 (the “Equity Value”). The Transaction Share Consideration shall be paid solely by Pubco issuing an aggregate of 25,000,000 new shares of common stock to the Btab Shareholders, consisting of 24,900,000 Pubco Class A Shares (the “Aggregate Class A Share Consideration”) and 100,000 Pubco Class V Common Shares (the “Aggregate Class V Share Consideration”), with each Pubco Class A Share and each Pubco Class V Share valued at $10.00 per share.
At the Purchaser Merger Effective Time, (1) each issued and outstanding IWAC Common Share shall be converted automatically into and thereafter represent the right to receive one Pubco Class A Share and (2) each issued and outstanding IWAC Public Warrant shall be converted into one Pubco Public Warrant, and each outstanding IWAC Private Warrant shall be converted into one Pubco Private Warrant, and each of the Pubco Public Warrants and Pubco Private Warrants (together with Pubco Public Warrants, “Pubco Warrants”) shall have and be subject to substantially the same terms and conditions set forth in the respective IWAC Public Warrants and IWAC Private Warrants, respectively.
At the Company Merger Effective Time, (1) each Company Common Share (other than (x) the Company Common Shares that are Dissenting Shares and (y) treasury shares) issued and outstanding as of immediately prior to the Company Merger Effective Time, shall be automatically canceled and extinguished and converted into the right to receive a number of Pubco Class A Common Shares equal to its Pro Rata Share of the Aggregate Class A Share Consideration, and (2) the Company Class V Shares (other than (x) the Company Class V Shares that are Dissenting Shares and (y) treasury shares) issued and outstanding as of immediately prior to the Company Merger Effective Time, shall be automatically canceled and extinguished and converted into the right to receive the Aggregate Class V Share Consideration. From and after the Company Merger Effective Time, each Company Shareholder’s certificates (the “Company Certificates”) evidencing ownership of the Company Shares and the Company Shares held in book-entry form issued and outstanding immediately prior to the Company Merger Effective Time shall each cease to have any rights with respect to such Company Shares except as otherwise expressly provided for herein or under applicable Law.
Effective upon the Purchaser Merger Effective Time, Pubco will amend and restate its (i) certificate of incorporation in a form reasonably acceptable to the Parties (the “Proposed Charter”) and (ii) bylaws (the “Proposed Bylaws”). The Proposed Charter will reflect the change of the corporate name of Pubco to “BTAB Ecommerce Holdings, Inc.”
Representations and Warranties
The Business Combination Agreement contains customary representations and warranties of the parties thereto with respect to, among other things, (i) organization and qualification, (ii) capitalization, (ii) authorization to enter into the Business Combination Agreement, (iv) financial statements, (v) absence of undisclosed liabilities, (vi) approvals and permits, (vii) material contracts, (viii) absence of certain changes, (ix) litigation, (x) compliance with laws, (xi) employee plans, (xii) environmental matters, (xiii) intellectual property, (xiv) labor matters, (xv) insurance, (xvi) taxes, (xvii) brokers, (xviii) real and personal property, (xix) transactions with affiliates, (xx) data privacy, (xxi) customers and suppliers, (xxii) anti-corruption laws, (xxiii) SEC filings and (xxiv) information supplied.
Covenants
The Business Combination Agreement includes customary covenants of the parties with respect to the operation of their respective businesses during the period after the date of the Business Combination Agreement and prior to consummation of the Mergers and their respective efforts to consummate the Mergers. The Business Combination Agreement also contains additional covenants of the parties, including, among others, (i) covenants providing for IWAC and Btab to cooperate in the preparation of this a registration statement/proxy statement (required to be filed in connection with the Transactions), (ii) covenants for IWAC to hold a meeting of its shareholders to vote on, among other things, the approval of the Business Combination Agreement and the Mergers, (iii) covenants for Btab to obtain the Shareholder Support Agreements, and (iv) covenants for Btab to obtain and deliver the written consent of the Btab shareholders (the “Btab Shareholder Written Consent”).
Pubco Equity Incentive Plan
Upon the Company Merger Effective Time, Pubco will adopt, subject to the receipt of the requisite approval of IWAC’s shareholders, the Incentive Plan, in the form as IWAC and Btab shall mutually agree, which plan shall reserve for grant thereunder a number of Pubco Class A Shares equal to twenty percent (20%) of Pubco’s post-closing fully diluted equity. The Incentive Plan will also have a customary evergreen provision.
Btab Exclusivity Restrictions
During the period between the date of the Business Combination Agreement and the earlier of (x) the Closing or (y) the termination of the Business Combination Agreement in accordance with its terms, Btab has agreed not to, among other things, (i) solicit, initiate, seek, entertain, encourage (including by means of furnishing or disclosing information), facilitate, endorse, recommend, accept, discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (whether formal or informal, written, oral or otherwise) with respect to a Company Acquisition Proposal; (ii) furnish or provide any non-public information or documents to any person in connection with, or that could reasonably be expected to lead to, a Company Acquisition Proposal (as defined in the Business Combination Agreement); (iii) enter into, participate in or continue in any discussions or negotiations with any third party in connection with or related to, or approve, accept, or enter into any letter of intent, term sheet or Contract or other arrangement or understanding regarding, any Company Acquisition Proposal (as defined in the Business Combination

Agreement); (iv) prepare, submit, file or take any steps in connection with a public or other offering or sale of any equity securities of Btab or any of its subsidiaries (or any affiliate, current or future parent entity or successor of Btab or any of its subsidiaries), including making any filings or confidential submissions to the SEC related thereto; (v) consummate any Company Acquisition Proposal or (vi) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any person to do or seek to do any of the items set forth above. As of the date of the Business Combination Agreement, Btab will (A) terminate, and cause each of its parent entities, affiliates and subsidiaries, and its and their representatives to terminate, any and all existing discussions or negotiations with any party other than IWAC and its affiliates regarding a Company Acquisition Proposal, (B) notify IWAC promptly upon receipt of any Company Acquisition Proposal by any Group Company or affiliate or any officer, director, equity holder, employee or other representative, and to describe the material terms and conditions of any such Company Acquisition Proposal in reasonable detail (including the identity of the persons making such Company Acquisition Proposal) and to provide a copy of any such Company Acquisition Proposal, if extended in writing, and (C) keep IWAC reasonably informed on a current basis of any modifications to such offer or information.
IWAC Exclusivity Restrictions
During the period between the date of the Business Combination Agreement and the earlier of (x) the Closing or (y) the termination of the Business Combination Agreement in accordance with its terms, IWAC has agreed not to, among other things, (i) solicit, initiate, encourage (including by means of furnishing or disclosing information), facilitate, discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with respect to a Purchaser Acquisition Proposal (as defined in the Business Combination Agreement); (ii) furnish or disclose any non-public information to any person in connection with, or that could reasonably be expected to lead to, a Purchaser Acquisition Proposal; (iii) enter into any contract or other arrangement or understanding regarding a Purchaser Acquisition Proposal; (iv) prepare or take any steps in connection with an offering of any securities of any IWAC party (or any Affiliate or successor of IWAC); or (v) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any person to do or seek to do any of the items set forth above. IWAC agrees to (a) notify Btab promptly upon receipt of any Purchaser Acquisition Proposal by IWAC, and to describe the material terms and conditions of any such Purchaser Acquisition Proposal in reasonable detail (including the identity of any person or entity making such IWAC Acquisition Proposal) and (b) keep Btab reasonably informed on a current basis of any modifications to such offer or information.
IWAC Change in Recommendation
IWAC is required to include in the Registration Statement/Proxy Statement the recommendation of the IWAC Board to IWAC’s shareholders that they approve the Required Proposals (the “IWAC Board Recommendation”), except in the case of a Change in Recommendation. The IWAC Board shall be permitted to withdraw or modify the IWAC Board Recommendation (a “Change in Recommendation”) if the IWAC Board determines that a failure to make a Change in Recommendation would be inconsistent with its fiduciary duties under applicable law.
Btab PCAOB Financials
Btab agreed to deliver to IWAC, within 60 days after the date of the Business Combination Agreement, its audited and unaudited financial statements, including its PCAOB audited financial statements for the fiscal year end December 31, 2024 and its auditor reviewed financial statements for the fiscal quarter ended June 30, 2025.
Conditions to Each Party’s Obligations
The obligations of IWAC, Merger Sub and Btab to consummate the Mergers are subject to the satisfaction or waiver of certain closing conditions, including, but not limited to, (i) the applicable waiting period under the HSR Act relating to the Business Combination having expired or been terminated, (ii) the absence of any governmental order or law restraining, prohibiting or making illegal the consummation of the Business Combination, (iii) the approval of IWAC’s shareholders of the Transaction Proposals, (iv) the approval of Btab’s shareholders of the Business Combination Agreement and the Business Combination (including the Mergers), (v) the effectiveness of the registration statement/proxy statement relating to the Business Combination under the Securities Act, (vi) Pubco having amended and restated its certificate of incorporation in substantially the form of the Proposed Charter; and (vii) IWAC having at least $5,000,001 of net tangible assets.
The obligation of IWAC and the Merger Subs to consummate the Transactions is also subject to the satisfaction or waiver of other closing conditions, including, but not limited to, (i) the representations and warranties of Btab being true and correct to the standards applicable to such representations and warranties, (ii) each of the covenants of Btab required to be completed at or prior to the Closing having been performed or complied with in all material respects, (iii) the absence of a Company Material Adverse Effect (as defined in the Business Combination Agreement), (iv) the Btab Reorganization being completed, and (v) the delivery of customary closing certificates and transaction documents.
The obligation of Btab to consummate the Transactions is also subject to the satisfaction or waiver of other closing conditions, including, but not limited to, (i) the representations and warranties of IWAC and Merger Sub being true and correct to the standards applicable to such representations and warranties, (ii) each of the covenants of IWAC required to be completed at or prior to the Closing having been performed or complied with in all material respects, (iii) the approval by the NYSE of the listing of the Pubco Class A Shares to be issued in connection with the Mergers, (iv) the Domestication having been consummated on the Closing Date prior to the Company Merger Effective Time, and (v) the delivery of customary closing certificates and transaction documents.
If permitted under applicable law, either IWAC or Btab may waive in writing any conditions for the benefit of itself contained in the Business Combination Agreement. If any of the conditions to a party’s obligation to consummate the Mergers is not satisfied or waived in writing by such party, then such party will not be required to consummate the Mergers.
Termination
The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the Closing, including, but not limited to:
(i)
by mutual written consent of IWAC and Btab;

(ii)
by IWAC, if Btab breaches its representations, warranties and covenants in the Business Combination Agreement such that the closing conditions would not be satisfied (subject to a cure period);

(iii)
by Btab, if IWAC breaches its representations, warranties and covenants in the Business Combination Agreement such that the closing conditions would not be satisfied (subject to a cure period);

(iv)
subject to certain limited exceptions, by either IWAC or Btab if the Mergers are not consummated by the date that is the last date for IWAC to consummate its initial business combination in accordance with its governing documents (after giving effect to any Charter Extension Amendments);

(v)
by either IWAC or Btab, if the requisite approval by IWAC shareholders of the Required Purchaser Shareholder Approval (as defined in the Business Combination Agreement) was not obtained;

(vi)
by either IWAC or Btab, if a governmental order permanently enjoining, restraining or otherwise prohibiting the consummation of the Business Combination is issued and becomes final and non- appealable; and

(viii)
by IWAC, if Btab does not deliver the Company Shareholder Written Consent (as defined in the Business Combination) within two (2) Business Days following the date the registration statement of which this proxy statement/information statement/prospectus is declared effective.

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement other than customary confidentiality obligations, except in the case of Willful Breach or Fraud (each as defined in the Business Combination Agreement).
Organizational Structure
The following diagrams illustrate the ownership structure of IWAC and Btab as of the date of this joint proxy statement/information statement/prospectus.
IWAC Ownership Structure
Btab Ownership Structure

The diagram below depicts a simplified version of Pubco’s organizational structure immediately following the completion of the Business Combination (including voting power percentages, and assuming no redemptions by IWAC’s Public Shareholders).
Post-Closing Structure

Holders of Pubco Warrants issued in replacement for IWAC Warrants
Sponsors
Former IWAC Public Shareholders
Former Btab Shareholders
Btab Ecommerce Holdings, Inc.
(Delaware corporation)
(f/k/a IWAC Holding Company Inc.)
("Pubco")
100%
100%
Btab Ecommerce Group, Inc.*
(Georgia Corporation)
("Btab")
Integrated Wellness Acquisition Corp.
(Delaware corporation)
("IWAC")

(1)
For a list of subsidiaries of Btab Ecommerce Group, Inc. and its ownership of each of these entities, please see the section titled “Btab’s Business.”

IWAC Extraordinary General Meeting and the Proposals
The Extraordinary General Meeting will be held on December 8, 2025, at 10 a.m., Eastern Time, in virtual format. For the purposes of the Existing Organizational Documents, the physical place of the Extraordinary General Meeting will be at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, New York, New York 10105. You or your proxyholder will be able to attend and vote at the Extraordinary General Meeting by visiting https://www.cstproxy.com/integratedwellnessholdings/2025 and using the control number that is printed on your proxy card. To register and receive access to the virtual meeting, registered shareholders and beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the accompanying joint proxy statement/information statement/prospectus.
At the Extraordinary General Meeting, IWAC’s shareholders will be asked to approve the NTA Proposal, the Domestication Proposal, the Business Combination Proposal, the Charter Proposal, the Organizational Documents Proposals, the Incentive Plan Proposal, the Director Proposal and the Adjournment Proposal (if necessary).
The IWAC Board has fixed the close of business on November 3, 2025 as the Record Date for determining the holders of IWAC ordinary shares entitled to receive notice of and to vote at the Extraordinary General Meeting. As of the Record Date, there were 4,060,481 IWAC ordinary shares outstanding and entitled to vote at the Extraordinary General Meeting. Each IWAC ordinary share entitles the holder to one vote at the Extraordinary General Meeting on each proposal to be considered at the Extraordinary General Meeting. As of the Record Date, the Current Sponsor, the Prior Sponsor and IWAC’s directors and officers and their affiliates owned and were entitled to vote 2,874,500 IWAC ordinary shares, representing approximately 71.0% of the IWAC ordinary shares outstanding on that date. IWAC currently expects that the Current Sponsor, Prior Sponsor and IWAC’s directors and officers will vote their shares in favor of the Proposals and, pursuant to the Insider Letter and the Sponsor Letter Agreement, the Current Sponsor, the Prior Sponsor and directors and officers have agreed to do so. As of the Record Date, Btab did not beneficially hold any IWAC ordinary shares.
The holders of a majority of the issued and outstanding IWAC ordinary shares entitled to vote at the Extraordinary General Meeting must be present, in person or virtually or represented by proxy or if a corporation or other non-natural person, by its duly authorized representative or proxy, at the Extraordinary General Meeting to constitute a quorum and in order to conduct business at the Extraordinary General Meeting.
Approval of the Business Combination Proposal, the Organizational Documents Proposals, the Incentive Plan Proposal, the Director Proposal and the Adjournment Proposal (if necessary) each requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Approval of the NTA Proposal, the Domestication Proposal and the Charter Proposal each requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.
The Business Combination is conditioned upon the approval of the Domestication Proposal, the Business Combination Proposal, the Charter Proposal, the Incentive Plan Proposal and the Director Proposal, subject to the terms of the Business Combination Agreement. The Business Combination is not conditioned on the NTA Proposal, the Organizational Documents Proposals or the Adjournment Proposal. If the Business Combination Proposal is not approved, the other Proposals (except the Adjournment Proposal) will not be presented to the shareholders for a vote.
Recommendation to IWAC’s Shareholders
The IWAC Board, based in part on the unanimous recommendation of the Special Committee, has determined that the Business Combination Proposal is in the best interests of IWAC and its shareholders, has approved IWAC’s entry into the Business Combination Agreement and the transactions contemplated thereby, and determined unanimously that each of the Proposals is fair to and in the best interests of IWAC and its shareholders and recommends that shareholders vote “FOR” the NTA Proposal, “FOR” the Domestication Proposal “FOR” the Business Combination Proposal, “FOR” the Charter Proposal, “FOR” each of the separate Organizational Documents Proposals, “FOR” the Incentive Plan Proposal “FOR” each of the director nominees set forth in the Director Election Proposal and, if presented at the Extraordinary General Meeting, “FOR” the Adjournment Proposal.
After careful consideration, the IWAC Board determined unanimously that each of the proposals is fair to and in the best interests of IWAC and its shareholders. The IWAC Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” each of these proposals.

For a description of various factors considered by the IWAC Board in reaching its decision to recommend in favor of voting for each of the proposals to be presented at the Extraordinary General Meeting of IWAC’s shareholders, see the sections herein regarding each of the proposals.
Recommendation of the Board and Reasons for the Business Combination
The IWAC Board, in evaluating the Business Combination, consulted with IWAC management and its financial, legal and other advisors. In reaching its unanimous resolution (i) that the Business Combination Agreement and the transactions contemplated thereby, including the Mergers and the Domestication, are advisable and in the best interests of IWAC and (ii) to recommend that the IWAC shareholders adopt the Business Combination Agreement and approve the Mergers and the other transactions contemplated by the Business Combination Agreement, the IWAC Board considered the unanimous recommendation of the Special Committee, the fairness opinion by the Mentor Group and a range of factors. Such factors included, but were not limited to, positive factors such as Btab’s earnings history and potential, Btab’s strong management team, opportunities for growth by Btab, Btab’s defensible and differentiated business niche, Btab’s diversified customer and supplier base. The IWAC Board also considered various potential negative factors associated with the Business Combination, including, but not limited to, market risk, Btab’s business plans potentially not being achieved, Btab’s revenue concentration, competition to Btab, macroeconomic uncertainty and conflicts of interest.
Additionally, the IWAC Board, in fulfilling its fiduciary duties, evaluated the benefits and detriments of the Business Combination to the unaffiliated security holders of IWAC. For example, the IWAC Board considered the ability of the IWAC securityholders to participate in the potential upside of Pubco if it is successful following the Closing, as well as the redemption right afforded to shareholders if the shareholders did not want to maintain their stake in Pubco. Further, potential dilution and post-Closing volatility of Pubco were also considered as potential negative aspects of the Business Combination to IWAC shareholders.
In light of the number and wide variety of factors considered in connection with its evaluation of the Business Combination, the IWAC Board did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors that it considered in reaching its determination and supporting its decision. The IWAC Board viewed its decision as being based on all of the information available and the factors presented to and considered by the IWAC Board, respectively. In addition, individual directors may have given different weight to different factors. For more information, see the section entitled “The Business Combination Agreement — Recommendation of the Board and Reasons for the Business Combination.” This explanation of IWAC’s reasons for the Business Combination and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under “Cautionary Note Regarding Forward-Looking Statements.”
The IWAC Board also gave consideration to certain risks related to the Business Combination, which are described in this joint proxy statement/information statement/prospectus under the caption “Risk Factors.”
Certain Regulatory Approvals
The parties agreed to use their respective reasonable best efforts to obtain, file with or deliver to, as applicable, any Consents of any governmental authorities or other Persons necessary, proper or advisable to consummate the transactions contemplated by the Business Combination Agreement or the ancillary documents. The parties agreed to use their respective reasonable best efforts to promptly obtain all authorizations, approvals, clearances, consents, actions or non-actions of any governmental authority in connection with the applicable filings, applications or notifications. Each party will promptly inform the other parties of any material communication between itself or its representatives and any governmental authority regarding the Business Combination. If a party or any of its affiliates receives any request for supplemental information or documentary material from any governmental authority with respect to the Business Combination, then the party, to the extent necessary and advisable, shall provide a reasonable response to such request as promptly as reasonably practicable.

Date, Time and Place of Extraordinary General Meeting of IWAC’s Shareholders
The Extraordinary General Meeting will be held on December 8, 2025, at 10:00 a.m., Eastern Time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, New York, New York 10105, or such other date, time, and place to which such meeting may be adjourned. You may attend the Extraordinary General Meeting and vote your shares electronically during the Extraordinary General Meeting via live webcast by visiting https://www.cstproxy.com/integratedwellnessholdings/2025. You will need the meeting control number that is printed on your proxy card to enter the Extraordinary General Meeting.
Voting Power; Record Date
The IWAC Board has fixed the close of business on November 3, 2025 as the Record Date for determining the holders of IWAC ordinary shares entitled to receive notice of and to vote at the Extraordinary General Meeting. As of the Record Date, there were 4,060,481 IWAC ordinary shares, consisting of (i) 1,185,481 Class A ordinary shares and (ii) 2,875,000 Class B ordinary shares, outstanding and entitled to vote. Each IWAC ordinary share is entitled to one vote per share at the Extraordinary General Meeting. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly voted.
Quorum and Vote of IWAC Shareholders
A quorum of IWAC shareholders is necessary to hold a valid meeting of shareholders. The presence, in person or by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the outstanding ordinary shares entitled to vote constitutes a quorum.
Approval of the Business Combination Proposal, the Organizational Documents Proposals, Incentive Plan Proposal, the Director Proposal and the Adjournment Proposal (if necessary) each requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Approval of the NTA Proposal, the Domestication Proposal and the Charter Proposal each requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.
Of the 4,060,481 IWAC ordinary shares outstanding and entitled to vote, approximately 71.0% are owned and entitled to be voted by the Prior Sponsor, Current Sponsor and IWAC’s directors and executive officers and their affiliates. The Sponsors and IWAC’s directors and executive officers have agreed to vote any IWAC ordinary shares held by it in favor of the transactions contemplated by the Business Combination Agreement.
Redemption Rights
Public Shareholders may seek to redeem the Public Shares that they hold, regardless of whether they vote for the Business Combination, against the Business Combination or do not vote in relation to the Business Combination. Any Public Shareholder may request redemption of their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the Trust Account and not previously released to IWAC net of taxes payable, divided by the number of then issued and outstanding Public Shares. If a holder properly seeks redemption as described in this section and the Business Combination is consummated, the holder will no longer own these shares following the Business Combination.
Notwithstanding the foregoing, a Public Shareholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking redemption rights, without the consent of the directors, with respect to 15% or more of the Public Shares. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit may not be redeemed for cash.
IWAC’s initial shareholders will not have redemption rights with respect to any ordinary shares owned by them, directly or indirectly.
IWAC shareholders will be entitled to receive cash for any Public Shares to be redeemed only if such holders:
(i)
hold (a) Public Shares or (b) units and elect to separate such units into the underlying Public Shares and warrants prior to exercising such redemption rights with respect to the Public Shares; and

(ii)
prior to 5:00 p.m., Eastern Time, on December 4, 2025, (a) submit a written request to the transfer agent that IWAC redeem such Public Shares for cash and (b) deliver share certificates for such Public Shares (if any) to the transfer agent, physically or electronically through DTC.

Any request to redeem Public Shares, once made, may be withdrawn at any time, with IWAC’s consent, until the closing of the Business Combination. If IWAC receives valid redemption requests from holders of Public Shares prior to the redemption deadline, IWAC may, at its sole discretion, following the redemption deadline and until the date of Closing, seek and permit withdrawals by one or more of such holders of their redemption requests. IWAC may select which holders to seek such withdrawals of redemption requests from based on any factors we may deem relevant, and the purpose of seeking such withdrawals may be to increase the funds held in the Trust Account. If a holder of Public Shares delivered its Public Shares for redemption to the transfer agent and decides within the required timeframe not to exercise its redemption rights, it may request that the transfer agent return the shares (physically or electronically). The holder can make such request by contacting the transfer agent, at the address or email address listed in this joint proxy statement/information statement/prospectus.
If the Business Combination is not approved or completed for any reason, then IWAC’s Public Shareholders who elected to exercise their redemption rights will not be entitled to redeem their shares. In such case, IWAC will promptly return any shares previously delivered by public holders.
If a Public Shareholder exercises its redemption rights, then it will be exchanging its redeemed Public Shares for cash and will no longer own those Public Shares. You will be entitled to receive cash for your Public Shares only if (a) you properly exercise your right to redeem the Public Shares that you will hold upon the Domestication, no later than the close of the vote on the Business Combination Proposal, and deliver your ordinary shares (either physically or electronically) to the transfer agent, prior to 5:00 p.m., Eastern Time, on December 4, 2025, and (b) the Business Combination is consummated.
In order for Public Shareholders to exercise their redemption rights in respect of the Business Combination, Public Shareholders must properly exercise their right to redeem the Public Shares that you will hold upon the Domestication no later than the close of the vote on the Business Combination Proposal and deliver their ordinary shares (either physically or electronically) to the transfer agent, prior to 5:00 p.m., Eastern Time December 4, 2025. Therefore, the exercise of redemption rights occurs prior to the Domestication. For the purposes of the Existing Organizational Documents of IWAC and Cayman Islands law, the exercise of redemption rights shall be treated as an election to have such Public Shares repurchased for cash and references in this joint proxy statement/information statement/prospectus shall be interpreted accordingly. Immediately following the Domestication and the consummation of the Business Combination, Public Shareholders who properly exercised their redemption rights in respect of their Public Shares shall be paid.
Public Shareholders who redeem their shares may continue to hold any warrants they owned prior to redemption, which results in additional dilution to non-redeeming holders upon exercise of such warrants. Assuming (i) all redeeming Public Shareholders acquired units in the IPO and continue to hold the warrants that were included in the units, and (ii) maximum redemptions of the ordinary shares held by the redeeming Public Shareholders, 5,750,000 warrants would be retained by redeeming Public Shareholders with a value of approximately $574,425 based on the $0.0999 quoted price of the IWAC Public Warrants on the OTC on November 3, 2025. As a result, the redeeming Public Shareholders would recoup their entire investment and continue to hold warrants with an aggregate market value of approximately $574,425, while non-redeeming Public Shareholders would suffer additional dilution in their percentage ownership and voting interest in Pubco upon exercise of the warrants held by redeeming Public Shareholders.
Unlike some other blank check companies which require Public Shareholders to vote against a business combination in order to exercise their redemption rights, Public Shareholders may vote in favor of the Business Combination and exercise their redemption rights. Accordingly, the Business Combination may be consummated even though the funds available from the Trust Account and the number of Public Shareholders are substantially reduced as a result of redemption by Public Shareholders. However, unless the NTA Proposal is approved, the Business Combination will not be consummated if redemptions would cause IWAC to not have at least US$5,000,001 in net tangible assets immediately prior to, or upon such consummation of the Business Combination.
With fewer Public Shares and public stockholders, the trading market for Pubco Class A Shares may be less liquid than the market for the IWAC Class A ordinary shares was prior to the Business Combination, and Pubco may not be able to meet the listing standards for Nasdaq or another national securities exchange. In addition, with less funds available from the Trust Account, the working capital infusion from the Trust Account into Btab’s business will be reduced.
Additionally, pursuant to our Existing Organizational Documents, our Public Shareholders will also have the right to redeem their shares if we amend our Existing Organizational Documents to extend the time period in which we have to consummate our initial business combination.
IWAC Appraisal Rights and Dissenters’ Rights
IWAC’s shareholders will not have appraisal rights or dissenters’ rights under Cayman Islands law or otherwise in connection with the Business Combination Proposal or the other proposals.
Proxy Solicitation
Proxies may be solicited by mail, telephone or in person. IWAC has engaged Laurel Hill Advisory Group, LLC to assist in the solicitation of proxies. If a shareholder grants a proxy, it may still vote its shares in person if it revokes its proxy before the Extraordinary General Meeting. A shareholder also may change its vote by submitting a later-dated proxy as described in the section entitled “The Extraordinary General Meeting — Revoking Your Proxy.”
Interests of IWAC’s Current Sponsor, Directors and Officers in the Business Combination
IWAC’s Sponsor, executive officers and directors may have interests in the Business Combination that may be different from, or in addition to, the interests of IWAC’s shareholders generally. The IWAC Board and the members of the Special Committee were aware of and considered these interests to the extent such interests existed at the time, among other matters, in approving the Business Combination Agreement and in recommending that the Business Combination Agreement and the transactions contemplated thereby be approved by the shareholders of IWAC. These interests include, among other things:
•
the fact that the 2,012,500 Ordinary Shares held by the Current Sponsor, and IWAC’s directors and officers, would be worthless because the Current Sponsor and IWAC’s directors and officers are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of approximately $25.25 million based upon the quoted price of the IWAC Class A ordinary shares of $12.55 per share on the OTC on November 3, 2025, despite having been initially purchased for a purchase price of $0.008 per share. As a result, the Current Sponsor and IWAC’s officers and directors are likely to be able to recoup their investment in IWAC and make a substantial profit on that investment, even if Public Shares have lost significant value. This means that the Current Sponsor and IWAC’s officers and directors could earn a positive rate of return on their investment, even if the Public Shareholders experience a negative rate of return in the post-business combination company. Accordingly, IWAC’s management team may have an economic incentive that differs from that of the Public Shareholders to pursue and consummate an initial business combination rather than to liquidate and to return all of the cash in the Trust Account to the

Public Shareholders, even if that business combination were with a less favorable target company or on terms less favorable to shareholders rather than liquidate;
•
the fact that the 4,795,000 IWAC Private Warrants held by the Current Sponsor were initially purchased for $1.00 per IWAC Private Warrant, which warrants will be worthless if a business combination is not consummated by December 15, 2025 (although the IWAC Private Warrants have certain rights that differ from the rights of holders of the IWAC Public Warrants, the aggregate value of the 4,795,000 IWAC Private Warrants held by the Current Sponsor estimated to be approximately $479,021 assuming the per warrant value of the IWAC Private Warrants is the same as the $0.0999 quoted price of the IWAC Public Warrants on the OTC on November 3, 2025);

•
the fact that IWAC’s Insiders have waived their right to redeem their Founder Shares and any other Ordinary Shares held by them, or to receive distributions from the Trust Account with respect to the Founder Shares upon IWAC’s liquidation if IWAC is unable to consummate its initial business combination;

•
the fact that unless IWAC consummates an initial business combination within the required time period under its organizational documents, its directors and officers will not receive reimbursement for any out-of-pocket expenses incurred by them in connection with the Business Combination (to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account), such as identifying and investigating possible business targets and business combinations. As of the date of this proxy statement/information statement/prospectus, there were no unreimbursed expenses;

•
the continued indemnification of current directors and officers of IWAC and the continuation of directors’ and officers’ liability insurance after the Business Combination;

•
the fact that Binson Lau, the Chairman of the IWAC Board, will serve as a director of Pubco following the Closing. As such, in the future Mr. Lau may receive any cash fees or equity awards that the Pubco Board determines to pay its directors;

•
the fact that Binson Lau is both the Chairman of the IWAC Board and the Chief Executive Officer of Btab, and holds approximately 41.3% of the outstanding Btab equity;

•
the fact that John Chen is both a director of IWAC and indirectly holds approximately 0.91% of the Btab equity and is entitled to receive 20,000 Pubco Class A Shares upon the Closing;

•
the fact that Matthew Malriat is a director and Chief Financial Officer of IWAC and is entitled to receive 100,000 Pubco Common Shares upon the Closing;

•
the fact that Yueh Eric Seto is both a director of IWAC and holds approximately 0.42% of the Btab equity and is entitled to receive 20,000 Pubco Class A Shares upon the Closing;

•
the fact that Donald Fell is a director of IWAC and will serve as a director of Pubco following the Closing. As such, in the future, Mr. Fell may receive any cash fees or equity awards that the Pubco Board determines to pay its directors;

•
the fact that the Current Sponsor, its affiliates and the Prior Sponsor have committed to loans to IWAC in the aggregate amount of approximately $4.96 million, which amount IWAC will be unable to repay to the Sponsor to the extent that the amount of such loans exceeds the amount of available proceeds not deposited in the Trust Account if a business combination is not completed; and

•
The fact that the following individuals have a material interest in the Sponsor, which represent indirect interests in the following securities:

Name of Person	Founder Shares	Private Warrants
Jiang Hui Bao	2,000,000	4,795,000
The Current Sponsor is controlled by its sole member, Jiang Hui Bao. Jiang Hui Bao has voting and dispositive power over 2,000,000 IWAC Ordinary Shares and 4,795,000 IWAC Private Warrants.
The foregoing interests present a risk that the Sponsor and IWAC’s officers and directors may be incentivized to complete a business combination with a less favorable target company or on terms less favorable to the Public Shareholders rather than to liquidate, in which case the Sponsor would lose its entire investment. As a result, the Sponsor and IWAC’s officers and directors may have a conflict of interest in determining whether Btab is an appropriate business with which to effectuate a business combination and/or in evaluating the terms of the Business Combination.
Compensation Received by the Sponsor
Set forth below is a summary of the terms and amount of the compensation received or to be received by the Current Sponsor and its affiliates in connection with the Business Combination or any related financing transaction, the amount of securities issued or to be issued by SPAC to the Current Sponsor and its affiliates and the price paid or to be paid for such securities or any related financing transaction.
	Interest in Securities	Other Compensation
Current Sponsor
At Closing, the Current Sponsor will hold a total of 2,000,000 Pubco Class A Shares, which would have a value of approximately $25.1 million based on the quoted price of the IWAC Class A ordinary shares as of November 3, 2025.
At Closing, the Current Sponsor will hold a total of 4,795,000 Pubco Warrants, which would have a value of approximately $479,021 based on the quoted price of the IWAC Public Warrants as of November 3, 2025.
The Current Sponsor has provided loans to IWAC, up to $4 million of which are convertible into ordinary shares at a conversion price of $1 per share. As of December 31, 2024, approximately $2.93 million was owed to the Current Sponsor.
Binson Lau, Chairman of the IWAC Board and CEO of Btab	At Closing, Mr. Lau will hold (directly and indirectly) a total of 10,334,350 Pubco Class A Shares, which would have a value of approximately $129.69 million based on the quoted price of the IWAC Class A ordinary shares as of November 3, 2025 and 100,000 Pubco Class V Shares.	Mr. Lau will serve as CEO and director of Btab following the Closing. As such, in the future. Mr. Lau will receive $250,000 for his service as CEO.
John Chen, director of IWAC	At Closing, Mr. Chen will hold a total of 20,000 Pubco Class A Shares, which would have a value of approximately $0.25 million based on the quoted price of the IWAC Class A ordinary shares as of November 3, 2025.
Yueh Eric Seto, director of IWAC	At Closing, Mr. Seto will hold a total of 124,100 Pubco Class A Shares, which would have a value of approximately $1.55 million based on the quoted price of the IWAC Class A ordinary shares as of November 3, 2025.

	Interest in Securities	Other Compensation
Matthew Malriat, CFO and director of IWAC	At Closing, Mr. Malriat will hold a total of 100,000 Pubco Class A Shares, which would have a value of approximately $1.25 million based on the quoted price of the IWAC Class A ordinary shares as of November 3, 2025.
Because the Founder Shares were initially acquired at a nominal price, our Public Shareholders will incur an immediate and substantial dilution upon the closing of the Business Combination, assuming no value is ascribed to the IWAC Public Warrants. See the section titled “Risk Factors — Risks Related to the Business Combination and IWAC — The Sponsors paid nominal consideration for the Founder Shares they hold. As a result, the Current Sponsor may make a substantial profit if the Business Combination is consummated, even if the shares held by IWAC’s Public Shareholders lose substantial value. For this reason, the Current Sponsor may have a strong economic incentive to approve and complete the Business Combination, even if the Business Combination arguably may not be in the best interests of IWAC’s Public Shareholders.”
Potential Dilution at Various Redemption Levels.
The below table shows the anticipated share ownership of various holders of Pubco Class A common stock upon closing of the Business Combination in the no redemption, 50% redemption, 75% redemption, and maximum redemption scenarios and is based on the following assumptions: (i) there are no other issuances of equity interests of IWAC or Btab, (ii) neither the Sponsor nor any of Btab’s current shareholders purchase Public Shares in the open market, and (iii) no IWAC warrants are exercised.
	Assuming No Redemptions Into Cash		Assuming 50% Redemptions Into Cash		Assuming 75% Redemptions Into Cash		Assuming Maximum Redemptions Into Cash
	Number of Shares Owned	% of Shares Owned	Number of Shares Owned	% of Shares Owned	Number of Shares Owned	% of Shares Owned	Number of Shares Owned	% of Shares Owned
Pubco Class A Shares held by Btab Shareholders	24,900,000	75.5%	24,900,000	76.9%	24,900,000	77.6%	24,900,000	78.3%
Pubco Class V Shares held by Btab Shareholders	100,000	0.3%	100,000	0.3%	100,000	0.3%	100,000	0.3%
Pubco Class A Shares held by IWAC Public Shareholders	1,185,481	3.6%	592,741	1.8%	296,370	1.0%	—	—
Pubco Class A Shares held by Sponsor and related party of Sponsor	1,582,500	4.8%	1,582,500	4.9%	1,582,500	4.9%	1,582,500	5.0%
Pubco Class A Shares held by Prior Sponsor	862,500	2.6%	862,500	2.7%	862,500	2.7%	862,500	2.7%
Pubco Class A Shares held by former IWAC directors and executive officers(1)	430,000	1.3%	430,000	1.3%	430,000	1.3%	430,000	1.4%
Pubco Class A Shares held by Sponsor as a result of the promissory note conversion(2)	3,908,280	11.9%	3,908,280	12.1%	3,908,280	12.2%	3,908,280	12.3%
Total	32,968,761	100.0%	32,376,021	100.0%	32,079,650	100.0%	31,783,280	100.0%

(1)
Represents Pubco Class A Shares held by certain individuals who served as directors and executive officers of IWAC prior to the Business Combination. Following the close of the Business

Combination, one of these individuals, who holds 100,000 of these Pubco Class A Shares, will continue to serve as a director and executive officer post-Business Combination.
(2)
Represents Pubco Class A Shares underlying the convertible promissory note held by the Sponsor and assumed to be converted on the Closing Date, under the No Redemption and Maximum Redemption Scenarios.

If the Business Combination is completed notwithstanding redemptions, Pubco will have fewer Public Shares outstanding and fewer public stockholders. With fewer Public Shares and public stockholders, the trading market for Pubco Class A Shares may be less liquid than the market for IWAC’s Public Shares was prior to the Business Combination and Pubco may not be able to meet the listing standards for Nasdaq. In addition, with fewer funds available from the Trust Account, the working capital infusion from the Trust Account into Btab’s business will be reduced. See “Risk Factors” for more details.
Dilution
Dilution per share to the original investors in IWAC is determined by its net tangible book value per share, as adjusted, while excluding the Business Combination, while giving effect to material probable or consummated transactions and other material effects on IWAC’s net tangible book value per share, from the initial public offering price of $10.00 per share paid by original investors in IWAC as set forth as follows under the two redemption scenarios:
	No redemptions	Maximum Redemptions
Number of shares
IWAC public shares	1,185,481	—
Sponsor and related parties	1,582,500	1,582,500
Prior Sponsor Directors	430,000	430,000
Prior Sponsor	862,500	862,500
Founder Shares	2,875,000	2,875,000
Total IWAC’s shares outstanding as of June 30, 2025	4,060,481	2,875,000
Potential source of dilution:
Pubco Class A Shares for Promissory Note conversion	3,908,280	3,908,280
Fully diluted shares outstanding as of June 30, 2025	7,968,761	6,783,280
IWAC net tangible book value as of June 30, 2025(1)	$(12,142,095)	$(12,142,095)
Adjusted for(2):
Trust account balance as of June 30, 2025	15,187,582	0
Transaction expenses to be paid by Btab	(665,000)	(665,000)
IWAC’s net tangible book value as of June 30, 2025 as adjusted	$2,380,487	$(12,807,095)
Net tangible book value per share as of June 30, 2025	$(1.52)	$(1.79)
Net tangible book value as adjusted per share as of June 30, 2025	$0.30	$(1.89)
Offering price per share	$10.00	$10.00
Dilution	$9.70	$11.89

(1)
IWAC’s net tangible book value was calculated by total assets minus total liabilities minus ordinary shares subject to redemption.

(2)
IWAC’s net tangible book value was adjusted for (i) trust account balance as a result of different level of redemption; and (ii) transaction expenses that have not recorded on IWAC’s financial statements as of June 30, 2025, which will have impacts on the calculation of net tangible book value upon closing.

For each redemption scenarios, potential dilution results in the amount of non-redeeming shareholders’ interest per share being at least the IPO price per share of $10.00:

IWAC outstanding shares as of June 30, 2025	7,968,761	6,783,280
Shares issued to Btab shareholders in Business Combination	24,900,000	24,900,000
Pubco Class V Shares issued to Btab Shareholders	100,000	100,000
Number of shares after giving effect to the de-SPAC transaction and related financing	32,968,761	31,783,280
The company valuation at or above which the non-redeeming shareholders’ interest per share being at least the IPO price per share	$329,687,609	$317,832,799

*
This table does not include potential sources of dilution that are not probable or not automatically convertible upon the consummation of the Business Combination.

The above discussion and table are based on 4,060,481 IWAC Shares outstanding on June 30, 2025, and excludes, as of such date, the following, which are material potential sources of future dilution that are considered improbable by the Company to be effected at or prior to the consummation of the Business Combination:
(i)
Excludes 5,750,000 shares underlying certain Pubco warrants, previously IWAC Public Warrants and automatically converted into Pubco warrants on the Closing Date, under the No Redemption and Maximum Redemption Scenarios.

(ii)
Excludes 4,795,000 shares underlying certain Pubco warrants, previously IWAC private placement warrants held by the Current Sponsor and automatically converted into Pubco warrants on the Closing Date, under the No Redemption and Maximum Redemption Scenarios.

(iii)
Excludes 2,055,000 shares underlying certain Pubco warrants, previously IWAC private placement warrants held by the Prior Sponsor and automatically converted into Pubco warrants on the Closing Date, under the No Redemption and Maximum Redemption Scenarios.

Certain Other Benefits in the Business Combination
In addition to the interests of IWAC’s insiders in the Business Combination, IWAC shareholders should be aware that of the fact that, pursuant to the Underwriting Agreement, upon consummation of the Business Combination, a deferred underwriting fee equal to $4,025,000 will be payable to BTIG in cash. Accordingly, BTIG has an interest in IWAC completing the Business Combination because, If the Business Combination (or another business combination) is not consummated, BTIG will not receive such fee.
Deferred Underwriting Fees
$4,025,000 of the underwriting fee was deferred and conditioned upon completion of a business combination. The following table illustrates the effective deferred underwriting fee on a percentage basis for Public Shares in the no redemption and maximum redemption scenarios and is based on the following assumptions: (i) there are no other issuances of equity interests of IWAC or Btab, (ii) neither the Current Sponsor nor any of Btab’s current stockholders purchase IWAC Public Shares in the open market, and (iii) no IWAC warrants are exercised.
	Assuming No Redemptions Into Cash	Assuming Maximum Redemptions Into Cash
Unredeemed Public Shares trust proceeds to Pubco	$15,187,582	$—
Deferred underwriting cash fees	$4,025,000	$4,025,000
Effective deferred underwriting cash fees (as a percentage of cash left in Trust Account post redemptions)	26.5%	%
Stock Exchange Listing
We expect to list the Pubco Class A Shares and Pubco Warrants on Nasdaq under the proposed symbols BTAB and BTABW respectively.

Comparison of Corporate Governance and Shareholder Rights
Following the consummation of the Domestication and Business Combination, the rights of IWAC shareholders who become Pubco stockholders in the Business Combination will no longer be governed by the Existing Organizational Documents and instead will be governed by the Proposed Charter and the Proposed Bylaws of Pubco. See “Comparison of Shareholder Rights Under Applicable Organizational Documents.”
U.S. Federal Income Tax Considerations
For a discussion summarizing the material U.S. federal income tax considerations of the Domestication and exercise of redemption rights, please see “Proposal Three — The Business Combination Proposal — Material U.S. Federal Income Tax Consequences of the Domestication to IWAC Shareholders” and “Proposal Three — The Business Combination Proposal — Material U.S. Federal Income Tax Consequences to Redemption — Tax Consequences to U.S. Holders that Elect to Have Their Ordinary Shares Converted for Cash.”
Expected Accounting Treatment
The Business Combination represents a reverse merger and will be accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with accounting principles generally accepted in the United States of America. Under this method of accounting, IWAC will be treated as the acquired company for financial reporting purposes. Accordingly, for accounting purposes, the financial statements of Pubco will represent a continuation of the financial statements of Btab with the Business Combination treated as the equivalent of Btab issuing shares for the net assets of IWAC, accompanied by a recapitalization. The net assets of IWAC will be recognized at historical cost (which is expected to be consistent with carrying value), with no goodwill or other intangible assets recorded. This determination is primarily based on Btab stockholders comprising a relative majority of the voting power of Pubco and having the ability to nominate a majority of the members of the Board of Pubco, and Btab’s existing senior management comprising the senior management of Pubco. Operations prior to the Business Combination will be presented as those of Btab in future reports of Pubco.
There will be no accounting effect or change in the carrying amount of the assets and liabilities of IWAC as a result of the Domestication. The business, capitalization and liabilities of IWAC immediately following the Domestication will be the same as those of IWAC immediately prior to the Domestication. There will also not be any accounting impact regarding the change in par value in the shares of IWAC as a result of the Domestication.
Regulatory Matters
The Mergers and the other transactions contemplated by the Business Combination Agreement are not subject to any additional U.S. federal or state regulatory requirements or approvals, or any regulatory requirements or approvals under the laws of the Cayman Islands except for the approval of the Registrar of Companies in the Cayman Islands to effect the Domestication.
Emerging Growth Company
IWAC is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes- Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that an emerging growth company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. IWAC has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, IWAC, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of IWAC’s financial statements with another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Risk Factors
In evaluating the proposals to be presented at the Extraordinary General Meeting, a shareholder should carefully read this joint proxy statement/information statement/prospectus and especially consider the factors discussed in the section entitled “Risk Factors.”
Summary of Risk Factors
You should carefully consider all of the risks described below, together with the other information contained in this joint proxy statement/information statement/prospectus, before voting on the Proposals. For purposes of the below summary of risk factors, “we” and “our” refers to Btab or Pubco, as the context may require. Such risks include, but are not limited to:
Risks Related to Btab’s Business, Industry and Operations
•
Btab’s independent registered public accounting firm have expressed substantial doubt about Btab’s ability to continue as a going concern, and neither Btab nor IWAC can assure you that the consummation of the Business Combination will eliminate this concern.

•
We have experienced growth in recent periods and our recent growth rates may not be indicative of our future growth.

•
The growth of our business depends on our ability to maintain our existing reseller base and attract new resellers and increase the volume of sales by our resellers.

•
We have a limited operating history as a public company, which makes it difficult to forecast our revenue and evaluate our business and future prospects.

•
Changes in consumer spending patterns and consolidation within the retail industry may affect us adversely.

•
Shipping is a critical part of our business and any changes in our shipping arrangements or any interruptions in shipping could adversely affect our operating results.

•
Risks associated with the outsourcing of our fulfillment process and other technology-related functions could materially and adversely affect our business, financial condition, and results of operations.

•
Our business is also affected by our ability to further enhance buyer and merchant engagement on our platforms, our ability to satisfy customer requirements and maintain high-quality product offerings, effective pricing of our products so that we are able to attract and retain customers and our ability to manage our costs and expenses by leveraging our scale of business.

•
Our operations are dependent on our proprietary and external technology platforms and comprehensive ecosystems, and any systems failures, interruptions, delays in service, catastrophic events, and resulting interruptions in the availability of our products or services could result in harm to our business and our brand, loss of users, customers and partners and subject us to substantial liability.

•
Government regulation of the Internet and ecommerce is evolving, and unfavorable changes or failure by us to comply with these regulations could have an adverse effect on our business, financial condition, results of operations and prospects.

Risks Related to Ownership of Pubco Common Shares Following the Business Combination
•
Each of IWAC and Btab have incurred and will incur substantial costs in connection with the Business Combination and related transactions, such as legal, accounting, consulting, and financial advisory fees.

•
The market price of Pubco’s ordinary shares may decline as a result of the Business Combination.

•
Pubco stockholders may experience dilution in the future.

•
Future sales, or the perception of future sales, by Pubco or its shareholders in the public market following the Business Combination could cause the market price for Pubco Common Shares to decline.

•
Pubco may redeem unexpired IWAC Public Warrants prior to their exercise at a time that is disadvantageous for IWAC warrant holders.

•
Because Pubco does not expect to pay dividends in the foreseeable future, you must rely on a price appreciation of its Class A common stock for a return on your investment.

Risks Related to Redemption
•
If you or a “group” of shareholders of which you are a part are deemed to hold an aggregate of more than 15% of IWAC Class A ordinary shares, you (or, if a member of such a group, all of the members of such group in the aggregate) may lose the ability to redeem all such shares in excess of 15% of IWAC Class A ordinary shares.

•
You will not have any rights or interests in funds from the trust account, except under certain limited circumstances. To liquidate your investment, therefore, you may be forced to sell your public shares and/or warrants, potentially at a loss.

Risks Related to the Consummation of the Domestication
•
Certain Holders may be required to recognize gain for U.S. federal income tax purposes as a result of the Domestication.

•
Upon consummation of the Domestication, the rights of holders of IWAC Common Stock arising under the DGCL and the Interim Charter will differ from and may be less favorable to the rights of holders of Class A ordinary shares arising under Cayman Islands law and the Existing Governing Documents.

Risks Related to the Business Combination and IWAC
•
Some of the Btab and IWAC officers and directors may be argued to have conflicts of interest that may influence them to support or approve the Business Combination without regard to your interests.

•
IWAC has no operating history and is subject to a mandatory liquidation and subsequent dissolution requirement. As such, there is a risk that IWAC will be unable to continue as a going concern if it does not consummate an initial business combination by December 15, 2025 (unless extended by IWAC’s shareholders). If IWAC is unable to effect an initial business combination by December 15, 2025, IWAC will be forced to liquidate and its warrants will expire worthless.

•
Because IWAC is incorporated under the laws of the Cayman Islands, in the event the Business Combination is not completed, you may face difficulties in protecting your interests, and your ability to protect your rights through the U.S. Federal courts may be limited.

•
The Sponsors paid nominal consideration for the founder shares they hold. As a result, the Current Sponsor may make a substantial profit if the Business Combination is consummated, even if the shares held by IWAC’s Public Shareholders lose substantial value. For this reason, the Current Sponsor may have a strong economic incentive to approve and complete the Business Combination, even if the Business Combination arguably may not be in the best interests of IWAC’s Public Shareholders.
Risks Related to Pubco’s Dual Class Structure
•
The dual class structure of Pubco will have the effect of concentrating voting power with Pubco’s chief executive officer, which will limit an investor’s ability to influence the outcome of important transactions, including a change in control.

•
Pubco will be a “controlled company” within the meaning of Nasdaq listing standards and, as a result, will qualify for, and intends to rely on, exemptions from certain corporate governance requirements. You will not have the same protections afforded to shareholders of companies that are subject to such requirements.

Risks Related to Tax
•
There is a risk that a U.S. Holder may recognize taxable gain with respect to its ordinary shares at the effective time of the Domestication.

•
We may be subject to the Excise Tax included in the Inflation Reduction Act of 2022 in the event of a liquidation or in connection with redemptions of our common stock after December 31, 2022.

SUMMARY HISTORICAL FINANCIAL INFORMATION OF BTAB
Btab is providing the following selected historical financial information to assist you in your analysis of the financial aspects of the Business Combination.
Btab’s balance sheet data as of June 30, 2025 and December 31, 2024, and statement of operations data for the six months ended June 30, 2025 and 2024, are derived from Btab’s unaudited and audited financial statements, respectively, included elsewhere in this joint proxy statement/information statement/prospectus.
The historical results presented below are not necessarily indicative of the results to be expected for any future period. You should read the following selected financial information in conjunction with each of Btab’s and IWAC’s consolidated financial statements and related notes and the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Btab” contained elsewhere herein.
	Six Months Ended June 30,
	2025	2024
Operating Income
Sales, net	2,277,545	2,907,012
Cost of sales	1,749,713	2,374,861
Total operating income	527,832	532,151
Operating Expenses
Selling and marketing expense	82,745	89,540
General and administrative expense	1,181,516	1,129,695
Loss from Operations	(736,429)	(687,084)
Other expenses (income)
Interest expense	215,474	189,002
(Gain) loss on foreign currency exchange	(2,171)	681
Other income, net	(20,293)	(36,190)
Loss Before Income Taxes	(929,439)	(840,577)
Income tax (benefit) expense	(123,278)	(11)
Net Loss	(806,161)	(840,566)
Other comprehensive (income) loss – Foreign currency translation adjustments	148,792	(86,568)
Total Comprehensive Loss	(954,953)	(753,998)
Net Loss per Common Share – Basic and Diluted	(0.001)	(0.001)
Weighted Average Common Shares Outstanding – Basic and Diluted	695,223,770	695,223,770
Balance Sheet Data	As of June 30 2025	As of December 31, 2024
Total assets	$6,635,738	$6,239,171
Total liabilities	$10,559,904	$9,207,492
Total commitments and contingencies	$—	$—
Total stockholders’ (deficit) equity	$(3,924,166)	$(2,968,321)

SUMMARY HISTORICAL FINANCIAL INFORMATION OF IWAC
IWAC is providing the following selected historical financial information to assist you in your analysis of the financial aspects of the Business Combination.
IWAC’s balance sheet data as of June 30, 2025 and December 31, 2024, and statement of operations data for the three months ended June 30, 2025 and 2024, are derived from Btab’s audited financial statements included elsewhere in this joint proxy statement/information statement/prospectus.
The historical results presented below are not necessarily indicative of the results to be expected for any future period. You should read the following selected financial information in conjunction with each of Btab’s and IWAC’s consolidated financial statements and related notes and the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Btab” contained elsewhere herein.
	Six months ended June 30,
	2025	2024
Formation and operating costs	$212,929	$73,970
Accounting and legal expenses	222,653	683,871
Listing fees	—	42,500
Insurance expense	50,440	43,850
Advertising and marketing expenses	—	18,369
Administrative expenses – related party	60,000	300,000
Administrative expenses	—	158
Total operating expenses	546,022	1,162,718
Loss from operations	(546,022)	(1,162,718)
Other income:
Interest earned on cash held in Trust Account	229,168	1,047,210
Total other income	229,168	1,047,210
Net (loss) income	$(316,854)	$(115,508)
Basic and diluted weighted average shares outstanding of redeemable Class A ordinary shares	1,185,481	4,255,117
Basic and diluted net income per share, redeemable Class A ordinary shares .	$0.25	$0.17
Basic and diluted weighted average shares outstanding of non-redeemable Class B ordinary shares	2,875,000	2,875,000
Basic and diluted net loss per share, non-redeemable Class B ordinary shares	$(0.21)	$(0.29)
Balance Sheet Data	As of June 30 2025	As of December 31, 2024
Total assets	$14,771,649	$14,221,800
Total liabilities	$12,148,525	$11,341,823
Total Class A ordinary shares subject to possible redemption	$14,765,219	$14,215,318
Total shareholders’ deficit	$(12,142,095)	$(11,335,340)

SUMMARY HISTORICAL FINANCIAL INFORMATION OF BTAB
Btab is providing the following selected historical financial information to assist you in your analysis of the financial aspects of the Business Combination.
Btab’s balance sheet data as of December 31, 2024, and statement of operations data for the year ended December 31, 2024, are derived from Btab’s audited financial statements included elsewhere in this joint proxy statement/information statement/prospectus.
The historical results presented below are not necessarily indicative of the results to be expected for any future period. You should read the following selected financial information in conjunction with each of Btab’s and IWAC’s consolidated financial statements and related notes and the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Btab” contained elsewhere herein.
	Year ended December 31,
	2024 (audited)	2023 (audited)
Operating Income:
Sales, net	$5,367,830	$8,628,160
Cost of sales	4,194,662	7,109,654
Total operating income	1,173,168	1,518,506
Operating Expenses:
Selling and marketing expense	198,407	137,983
General and administrative expense	2,549,581	1,806,118
Loss from Operations	(1,574,820)	(425,595)
Other expenses:
Interest expense	446,312	392,675
(Gain) Loss on foreign currency exchange	(16,659)	9,156
Other income, net	14,049	958
Loss Before Income Taxes	(2,018,522)	(828,384)
Income tax expense (benefit)	(168,263)	34,900
Net Loss	$(1,850,259)	$(863,284)
Other comprehensive loss:
Foreign currency translation adjustments	(168,554)	(20,148)
Total Comprehensive Loss	(1,681,705)	(883,432)
Net Loss per Common Share – Basic and Diluted	(0.003)	(0.001)
Weighted Average Common Shares Outstanding – Basic and Diluted	695,223,770	680,262,496
	Year ended December 31,
Balance Sheet Data	2024	2023
Total assets	$6,239,171	$6,270,631
Total liabilities	$9,207,492	$7,562,363
Total commitments and contingencies	$—	$—
Total stockholders’ (deficit) equity	$(2,968,321)	$(1,291,732)

SUMMARY HISTORICAL FINANCIAL INFORMATION OF IWAC
IWAC is providing the following selected historical financial information to assist you in your analysis of the financial aspects of the Business Combination.
IWAC’s balance sheet data as of December 31, 2024, and statement of operations data for the year ended December 31, 2024, are derived from IWAC’s audited financial statements included elsewhere in this joint proxy statement/information statement/prospectus.
The historical results presented below are not necessarily indicative of the results to be expected for any future period. You should read the following selected financial information in conjunction with each of Btab’s and IWAC’s consolidated financial statements and related notes and the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of IWAC” contained elsewhere herein.
	Year Ended December 31,
	2024	2023
Formation and operating costs	$140,852	$385,996
Accounting and legal expenses	1,346,772	1,528,977
Listing fees	85,000	85,000
Insurance expense	118,850	334,739
Advertising and marketing expenses	18,369	162,530
Administrative expenses – related party	360,000	—
Administrative expenses	156	677
Operating expenses	2,069,999	2,497,919
Loss from operations	(2,069,999)	(2,497,919)
Other income:
Earnings on marketable securities held in Trust Account	—	3,877,306
Interest earned on cash held in Trust Account	1,969,968	112,069
Unrealized earnings on marketable securities held in Trust Account	—	—
Total other income	1,969,968	3,989,375
Net income	$(100,031)	$1,491,456
Basic and diluted weighted average shares outstanding of redeemable Class A ordinary shares	4,104,151	7,914,564
Basic and diluted net income per share, redeemable Class A ordinary shares	$0.33	$0.34
Basic and diluted weighted average shares outstanding of non-redeemable Class B ordinary shares	2,875,000	2,875,000
Basic and diluted net loss per share, non-redeemable Class B ordinary shares	$(0.51)	$(0.43)
	Year Ended December 31,
Balance Sheet Data	2024	2023
Total assets	$14,221,800	$47,474,178
Total liabilities	$11,341,822	$8,132,907
Total Class A ordinary shares subject to possible redemption	$14,215,318	$47,466,611
Total shareholders’ deficit	$(11,335,340)	$(8,125,340)

SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
AND COMPARATIVE PER SHARE DATA
The following summary unaudited pro forma combined financial information (the “Summary Pro Forma Information”) presents the combination of the financial information of IWAC and Btab after giving effect to the transactions contemplated by the Business Combination Agreement, including the Business Combination, and related adjustments further described in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information.”
	Pro Forma Combined (Assuming No Redemptions Into Cash)	Pro Forma Combined (Assuming Maximum Redemptions Into Cash)
Summary Unaudited Pro Forma Condensed Combined Statement of Operations for the Six Months Ended June 30, 2025
Net loss	$(1,352,183)	$(1,352,183)
Weighted average Pubco Class A Shares outstanding – basic and diluted	32,868,761	31,683,280
Weighted average Pubco Class V Shares outstanding – basic and diluted	100,000	100,000
Basic and diluted net loss per Pubco Class A Share	$(0.04)	$(0.04)
Basic and diluted net loss per Pubco Class V Share	$(0.04)	$(0.04)
Summary Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2024
Net loss	$(6,364,141)	$(6,364,141)
Weighted average Pubco Class A Shares outstanding – basic and diluted	32,653,908	31,468,427
Weighted average Pubco Class V Shares outstanding – basic and diluted	100,000	100,000
Basic and diluted net loss per Pubco Class A Share	$(0.19)	$(0.20)
Basic and diluted net loss per Pubco Class V Share	$(0.19)	$(0.20)
Summary Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2025
Total assets	$15,591,925	$15,591,925
Total liabilities	$15,591,925	$10,591,925
Total shareholders’ equity	$5,000,000	$5,000,000

TICKER SYMBOL AND DIVIDENDS
Ticker Symbol and Market Price
IWAC’s units, ordinary shares, and warrants are quoted on the OTC Markets under the symbols “WELUF,” “WELNF,” and “ WELWF,” respectively. IWAC intends to apply for listing, to be effective at the time of the Purchaser Merger, of Pubco’s Class A common stock (the “Pubco Class A Shares”) and warrants to purchase Pubco Class A Shares on Nasdaq under the symbols “BTAB” and “BTABW” respectively. Pubco will not have units traded following the consummation of the Business Combination.
The closing price of IWAC’s units, Public Shares and warrants on May 30, 2024, the last trading day before announcement of the execution of the Original BCA, was $11.29, $11.51, and $0.0301, respectively. As of November 3, 2025, the Record Date for the Extraordinary General Meeting, the quoted price for IWAC’s units, Public Shares and warrants was $12.19, $12.55 and $0.0999, respectively.
There is currently no public market for the equity securities of Btab or Pubco.
Dividends
IWAC and Btab have not paid any cash dividends on their equity securities to date and do not intend to pay cash dividends prior to the completion of the Business Combination. The payment of cash dividends by Pubco in the future will be dependent upon the revenues and earnings, if any, capital requirements and general financial condition subsequent to the completion of the Business Combination. Following the completion of the Business Combination, the Pubco Board will consider whether or not to institute a dividend policy. It is presently intended that Pubco will retain its earnings for use in business operations and, accordingly, it is not anticipated that the Pubco Board will declare dividends in the foreseeable future.

RISK FACTORS
Shareholders should carefully consider the following risk factors, together with all of the other information included in this joint proxy statement/information statement/prospectus before they decide whether to vote or instruct their vote to be cast to approve the proposals described in this joint proxy statement/information statement/prospectus. The following risk factors apply to the business and operations of Btab and will also apply to the business and operations of Pubco following the completion of the Business Combination. The occurrence of one or more of the events or circumstances described in these risk factors, alone or in combination with other events or circumstances, may adversely affect the ability to complete or realize the anticipated benefits of the Business Combination, and may have an adverse effect on the business, cash flows, financial condition and results of operations of Pubco. You should also carefully consider the following risk factors in addition to the other information included in this joint proxy statement/information statement/prospectus, including matters addressed in the section entitled “Cautionary Note Regarding Forward-Looking Statements.” IWAC, Btab or Pubco may face additional risks and uncertainties that are not presently known to them, or that they currently deem immaterial, which may also impair their respective businesses or financial condition. The following discussion should be read in conjunction with the financial statements and notes to the financial statements included herein.
Risks Related to Btab’s Business
Unless the context otherwise requires, any reference in the below sections of this joint proxy statement/ information statement/prospectus to the “Company,” “we,” “us,” “our,” and “Btab” refers to Btab, Inc. and its consolidated subsidiaries prior to the consummation of the Business Combination, which will be the business of Pubco following the consummation of the Business Combination. Accordingly, the risks described below relating to Btab could also materially and adversely affect Pubco after the consummation of the Business Combination. The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and accompanying notes, and other financial information included elsewhere within this joint proxy statement/information statement/prospectus. This discussion includes forward-looking information regarding our business, results of operations and cash flows and contractual obligations and arrangements that involve risks, uncertainties and assumptions. Our actual results may differ materially from any future results expressed or implied by such forward-looking statements as a result of various factors, including, but not limited to, those discussed in the sections of this joint proxy statement/information statement/prospectus entitled “Cautionary Note Regarding Forward-Looking Statements” and “Btab Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
Risks Related to Btab’s Business, Industry and Operations
Btab’s independent registered public accounting firm have expressed substantial doubt about Btab’s ability to continue as a going concern, and neither Btab nor IWAC can assure you that the consummation of the Business Combination will eliminate this concern.
Btab’s independent registered public accounting firm have expressed substantial doubt about Btab’s ability to continue as a going concern, as set forth in their opinion included elsewhere in this joint proxy statement/information statement/prospectus.
Btab’s financial position and operating results raise substantial doubt about Btab’s ability to continue as a going concern, as reflected by the net loss of $806,161 for the six months ended June 30, 2025, accumulated deficit of $5,920,931, net cash provided by operating activities was $64,020 and negative working capital of $4,998,658 on June 30, 2025. Btab’s ability to continue as a going concern is, however, dependent on various factors, and neither Btab nor IWAC can assure you that the consummation of the Business Combination will eliminate any doubts about Btab’s ability to continue as a going concern. For example, if holders of IWAC ordinary shares elect to redeem shares in an amount that is above what IWAC expects, there may be less cash available to Pubco at the consummation of the Business Combination than expected. If Btab is unable to continue as a going concern, Btab may be forced to sell assets, seek bankruptcy relief or otherwise restructure its balance sheet or liquidate and you could lose all or a substantial portion of your investment.

We have experienced growth in historical periods and our recent growth rates may not be indicative of our future growth.
We have experienced growth since becoming an OTC Markets listed company, trading under the BBTT trading symbol, in Q1 of 2023. For the quarter ended June 30, 2025 and 2024, Btab generated revenues of $1,129,351 and $1,318,890 and reported a net loss of $393,711 and $480,884 respectively For the six months ended June 30, 2025 and 2024, Btab generated revenues of $2,277,545 and $2,907,012 and reported a net loss of $806,161 and $840,566 respectively. Net cash provided by operating activities was $64,020 for the six months ended June 30, 2025, while net cash provided by operating activities was $87,653 for the six months ended June 30, 2024. As noted in the consolidated financial statements, we had an accumulated deficit of $5,920,931 and $5,113,878 as of June 30, 2025 and December 31, 2024, respectively.
We believe our revenue growth depends on a number of factors, including, but not limited to, our ability to:
•
increase the overall sales volume facilitated by our platform;

•
maintain reseller retention rates;

•
successfully expand our resellers into new geographies;

•
attract new resellers to our platform in existing and new geographies, segments and verticals;

•
successfully integrate and or maintain the technologies, platforms and business propositions, modalities or offerings of business we have acquired and other businesses we may acquire in the future into our existing platforms;

•
successfully realize the benefits from our third-party partnerships and collaborations;

•
maintain the security, reliability and integrity of our platform;

•
maintain compliance with existing and comply with new applicable laws and regulations, including new tax rates and tariffs;

•
price our products effectively so that we are able to attract and retain customers;

•
successfully compete against our current and future competition and competing solutions; and

•
maintain service levels and consistent quality of our platform.

We have also encountered in the past, and expect to encounter in the future, risks and uncertainties frequently experienced by growing companies in the ecommerce space. If our assumptions regarding these risks and uncertainties, which we use to plan and operate our business, are incorrect or change, or if we do not address these risks successfully, our growth rates may slow and our business could suffer. There is no assurance our growth will continue.
The growth we have experienced and expect to continue to experience has placed and will continue to place significant demands on our management, financial, operational, technological and other resources. The anticipated growth and expansion of our business depends on a number of factors, including our ability to increase awareness of our brand and successfully compete with other companies; price our products effectively so that we are able to attract new consumers and expand sales to our existing consumers; expand distribution by adding new resellers to our reseller network; continue to introduce new products; maintain and improve our technology platform supporting our e-commerce business; expand our supplier and fulfillment capacities; expand into new geographic regions; and maintain quality control over our product offerings.
Such growth and expansion of our business places significant demands on our management and operations teams and requires significant additional resources, financial and otherwise, to meet our needs, which may not be available in a cost-effective manner, or at all. We expect to continue to expend substantial resources on marketing efforts to increase brand awareness; technology platform maintenance and improvements to support sales; and general administration, including increased finance, legal, and accounting expenses associated with being a public company.

These investments may not result in the growth of our business. Even if these investments do result in the growth of our business, if we do not effectively manage our growth, we may not be able to execute on our business plan, respond to competitive pressures, take advantage of market opportunities, satisfy consumer requirements or maintain high-quality product offerings, any of which could adversely affect our business, financial condition, results of operations and prospects. You should not rely on our historical rate of revenue growth as an indication of our future performance or the rate of growth which we may experience in any new category or from international expansion.
In addition, to support continued growth, we must effectively integrate, develop and motivate a large number of new employees while maintaining our corporate culture. We face significant competition for personnel. To attract top talent, we must offer competitive compensation and benefits packages before we can validate the productivity of new employees. We may also need to increase our employee compensation levels to remain competitive in attracting and retaining talented employees. Additionally, we may not be able to hire new employees quickly enough to meet our needs. The risks associated with a rapidly growing workforce will be particularly acute to the extent we expand into new geographic regions. If we fail to effectively manage our hiring needs or successfully integrate new hires, our efficiency, ability to meet forecasts and employee morale, productivity and retention could suffer, which could have an adverse effect on our business, financial condition, results of operations and prospects.
We are also required to manage numerous relationships with vendors and other third parties. Further growth of our operations, vendor base, fulfillment centers, information technology systems or internal controls and procedures may not be adequate to support our operations. If we are unable to manage the growth of our organization effectively, our business, financial condition, results of operations and prospects may be adversely affected.
Material Risks Related to Our Operations in the People’s Republic of China.
Although the Hong Kong Food Products segment previously constituted a significant portion of our revenue, it represented only 8% of our revenue in fiscal year 2024. This decrease reflects our strategic pivot to international markets. The Company has scaled down operations in Hong Kong but has not abandoned the market and continues to evaluate future opportunities in the region. While this strategic decision aligns with our long-term growth objectives, it introduces several risks associated with our operations in Hong Kong and the broader People's Republic of China (PRC).
These risks include, but are not limited to:
•
Regulatory Changes and Governmental Control: The PRC government has significant authority to intervene in the operations of businesses, and any changes in laws, regulations, or enforcement policies could adversely impact our remaining operations in Hong Kong and any future opportunities in the region.

•
Geopolitical and Economic Instability: Ongoing tensions between the PRC and other countries, particularly the U.S., may affect trade policies, tariffs, and overall market conditions, which could disrupt our supply chain or future business in Hong Kong.

•
Currency and Capital Flow Restrictions: The PRC government imposes controls on the movement of funds into and out of the country, which could limit our ability to repatriate funds or invest in remaining operations.

•
Declining Hong Kong Market Presence: The reduction in our Hong Kong operations could result in a loss of market share or customer loyalty, and any residual operations in the region remain exposed to local competition and regulatory challenges.

•
Hong Kong’s Evolving Legal Environment: The integration of certain aspects of Hong Kong’s governance with the PRC’s legal framework has created uncertainties regarding autonomy, regulatory consistency, and legal protections.

While our strategic pivot toward the U.S. market is intended to capture growth opportunities in a larger market, it may take time to offset the impact of reduced sales in Hong Kong. Any adverse developments related to our operations in Hong Kong or the PRC could have a material adverse effect on our business, financial condition, and results of operations.
Uncertainties with respect to the legal system of the People’s Republic of China (the “PRC”) and tax regime, including uncertainties regarding the enforcement of laws, and sudden or unexpected changes in policies, laws, and regulations in the PRC could adversely affect us.
While the majority of our operations, revenues, and assets are conducted or located outside of mainland China and Hong Kong, we are subject to certain legal and operational risks associated with having subsidiaries located in Hong Kong. Hong Kong Food Products represented approximately 8% and 41% of Btab’s revenue for the years ended December 31, 2024 and December 31, 2023, respectively. Although the majority of our operations are conducted outside of mainland China and Hong Kong, our operations in mainland China are governed by the PRC laws and regulations. The PRC legal system is a civil law system based on written statutes. Unlike the common law system, prior court decisions under the civil law system may be cited for reference but have limited precedential value. Since the PRC legal system continues to rapidly evolve, the interpretations of many laws and regulations are not always uniform and enforcement of these laws and regulations involves uncertainties. In addition, any new PRC laws or changes in PRC laws and regulations related to, among other things, its tax regime or foreign investment in the PRC could have a material adverse effect on our business, financial condition, results of operations, and our ability to operate our business in mainland China.
From time to time, we may have to resort to administrative and court proceedings to enforce our legal rights. Any administrative and court proceedings in mainland China may be protracted, resulting in substantial costs and diversion of resources and management attention. Since PRC administrative and court authorities have significant discretion in interpreting and implementing statutory provisions and contractual terms, it may be more difficult to evaluate the outcome of administrative and court proceedings and the level of legal protection we enjoy, than in more developed legal systems. These uncertainties may impede our ability to enforce contracts in the PRC and could materially and adversely affect our business, financial condition, and results of operations.
Furthermore, the PRC legal system is based in part on government policies and internal rules, some of which are not published on a timely basis, or at all, and may have retroactive effect. As a result, we may not be aware of our violation of any of these policies and rules until sometime after the violation. Such unpredictability towards our contractual, property and procedural rights and any failure to quickly respond to changes in the regulatory environment in the PRC could adversely affect our business, financial condition, and results of operations, and impede our ability to continue our operations in mainland China and proceed with our future business plans in mainland China.
The PRC government may intervene or influence our operations through our Hong Kong subsidiary at any time as the PRC government deems appropriate to further regulatory, political and societal goals, which may potentially result in a material adverse effect on our operations. We cannot rule out the possibility that it will in the future release regulations or policies regarding our industry that could adversely affect our business, financial condition, and results of operations. Further, currently under the Basic Law of the Hong Kong Special Administrative Region of the PRC (the “Basic Law”), Hong Kong is self-governed by its own government under the PRC framework of “one country two systems” with a high degree of autonomy under its local constitution. We cannot assure you, however, that the PRC will maintain the “one country two systems” framework, and the PRC government may seek to further influence the business conduct of entities organized under the laws of Hong Kong, including our Hong Kong subsidiary. If the PRC government were to enact laws and regulations in the future that resulted in significant oversight or other restrictions on the conduct of the business of our Hong Kong subsidiary, it could materially and adversely affect our business, financial condition, and results of operations.
The growth of our business depends on our ability to maintain our existing reseller base and attract new resellers and increase the volume of sales by our resellers.
Our growth strategy is to attract new resellers while maintaining our current reseller base and increasing the sales of our resellers. There is no guarantee that we will be able to do so. There is no guarantee that we can sustain or increase our historical reseller acquisition rates and if we do, that such new resellers will lead to a material increase in our revenues. Our ability to attract new resellers depends, in part, on the success of existing resellers and the success of our sales and marketing efforts, which may not be successful. We anticipate needing to spend substantial time, effort and resources in recruiting new resellers and helping them evaluate our platform and products, including providing demonstrations and showcasing our product offerings. Furthermore, engaging and marketing to resellers in new regions where we do not have a presence will require effort and resources and may not result in the acquisition of new resellers or in an increase in our sales volume. If we are unable to attract significant numbers of new resellers, we may not be able to materially increase our sales volumes and our business, operating results and financial condition could be adversely affected.
Additionally, even if we are successful in attracting new resellers, they may not generate sales and revenue at the same rate or scale as our current reseller base. If new resellers that we acquire fail to general sales and revenues to the same extent that our existing resellers do, this could materially adversely affect our operating results and our growth.
If we fail to cost-effectively acquire new consumers or retain our existing consumers, our business could be adversely affected.
Our success depends on our ability to attract new customers and engage existing customers cost-effectively. To acquire and engage customers, we must, among other things, promote and sustain our platform, provide high-quality products, user experiences, and customer service. If customers do not perceive our e-commerce products to be reliable, sustainable and of high quality, if we fail to introduce new and improved products, or if we introduce new products that are not favorably received by the market, we may not be able to attract or retain customers.
We have historically acquired a significant number of our customers through digital advertising on social media channels owned by the Btab network and external network, along with other social media platforms we may engage in the future, terminate their agreements with us at any time or introduce factors beyond our control, such as adjustments to algorithms that may decrease user engagement or negatively affect our ability to reach a broad audience; increases in pricing; and changes in policies that may delay or prevent our advertising through these channels, all of which could impact our ability to attract new customers.
Customer acquisition costs may fluctuate and rise on the channels that have been successful for us historically and on new channels that we are introducing. Rising costs may limit our ability to expand or maintain or acquisition efforts which could negatively affect our results of operations.
Other factors may reduce our ability to acquire, maintain and further engage with customers, including the effectiveness of our marketing efforts and other expenditures we make to continue to acquire new customers and maintain and increase engagement with existing customers; system updates to app stores and advertising platforms; changes in search algorithms by search engines; the development of new search engines or social media sites that reduce traffic on existing search engines and social media sites; and consumer behavior changes as a result of global conflicts or otherwise.
The financial projections are subjective in many respects. As a result, there can be no assurance that the financial projections will be realized or that actual results will not be significantly lower than estimated.
The IWAC Board considered, and recognized as part of its review and evaluation, the possibility that some of the assumptions underlying the projections would not materialize. Given the early stage of Btab’s revenue model and the significant projected growth, there is a risk that these projections may not be realized and may reflect assumptions that prove unrealistic. As such, reliance on these projections could result in inflated valuation conclusions. Since the financial projections cover multiple years, that information by its nature becomes less predictive with each successive year. Neither Btab’s management nor Btab representatives has made or makes any representations to any person regarding the ultimate performance of Btab relative to the financial projections. The financial projections are not fact nor a guarantee of actual future performance. The future financial results of Btab may differ materially from those expressed in the financial projections due to factors beyond Btab ability to control or predict. Our financial projections involve forward-looking estimates that may not materialize as expected. Several risks could impact performance, including variability in reseller and user adoption rates. If reseller participation grows at a slower pace than anticipated, revenue projections may need to be adjusted.
Execution risks also present challenges, as delays in monetization of online platforms or fulfillment expansions could impact revenue timelines. External macroeconomic and regulatory conditions, such as supply chain disruptions, economic downturns, and changes in regulatory requirements, may also influence financial performance. Additionally, if actual business expansion differs from projections, the post-Business Combination valuation may be affected.
We encourage you to review the financial statements of Btab included elsewhere in this proxy statement/ prospectus, as well as the financial information in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” in this proxy statement/prospectus and to not rely on any single financial measure.
We have acquired, and may acquire in the future, other businesses. Acquisitions divert a substantial part of our resources and management attention and if we are unable to effectively integrate acquired business, our operating results may materially suffer.
We have acquired and may in the future acquire complementary solutions, functionalities, technologies or businesses. Seeking and negotiating potential acquisitions diverts our management’s attention from other business concerns to a certain extent and is expensive and time-consuming. Acquisitions expose us and our business to unforeseen liabilities or risks associated with the business or assets acquired or with entering new markets. If we are unable to effectively integrate other acquired businesses, we may not be successful in developing and marketing our offerings and our operating results will materially suffer and the potential benefits of other potential acquisitions may not be realized to the full extent, in a timely fashion or at all. In addition, if the integrated platforms and solutions we offer do not achieve acceptance by the marketplace, our operating results will materially suffer.
We may not be able to successfully compete against current and future competition or other competing solutions, and we may need to change our pricing and model to remain competitive.
The markets in which we compete are evolving rapidly and intensely competitive, and we face a broad array of competitors from many different industry sectors.
Our business includes a variety of product types. Our current and potential competitors include: (1) companies that sell household and personal care products online and in physical stores; (2) physical, e-commerce, and omnichannel retailers, vendors, distributors, and manufacturers of the products we offer and sell to consumers; and (3) web search engines, comparison shopping websites, social networks, and other online and app-based means of discovering, using, or acquiring goods, either directly or in collaboration with other retailers. We compete based on various product attributes, including sustainability, price, and quality.
We compete with producers of household and personal care products and e-commerce and traditional sales outlets for these products. Some of our current and potential competitors have longer histories, larger fulfillment infrastructures, better established wholesale and retail distribution networks, faster shipping times, lower-cost shipping, lower operating costs, larger consumer bases, and greater control over inputs critical to our business such as financial, marketing, institutional and other resources, and larger consumer bases than we do. Other companies also may enter into business combinations or alliances that strengthen their competitive positions. These competitors may engage in more extensive research and development efforts, enter into or expand their presence in the personalized retail market, undertake more far-reaching marketing campaigns, and adopt more aggressive pricing policies, which may allow them to build larger customer bases or generate revenue from their existing customer bases more effectively than we do. If we fail to execute on any of the above better than our competitors, our operating results may be adversely affected.

Our operating results may fluctuate seasonally and are difficult to predict.
Fluctuations in our quarterly operating results may cause those results to fall below our financial guidance or other projections, or the expectations of analysts or investors, which could cause the price of our ordinary shares to decline. We currently do not provide quarterly financial guidance or other specific projections to the market. However, we evaluate our operating performance internally and may choose to provide such guidance in the future as our business and financial reporting practices evolve.
Our operating results are influenced by several factors, including seasonality, market trends, and customer demand, which can vary significantly between quarters. As a result, our financial performance may exhibit variability that could impact investor perceptions and the valuation of our shares.
We have incurred losses in the past, we expect to incur losses in the future, and Pubco may not be able to generate sufficient revenue to achieve and maintain profitability.
Btab has incurred losses. On December 31, 2024, and 2023 we had $5,367,830 and $8,628,160 of revenue generated and reported a net loss of $1,850,259 for the fiscal year ended December 31, 2024. We had negative working capital of $3,863,182 on December 31, 2024. As noted in our consolidated financial statements, we had an accumulated deficit of $5,113,878 as of December 31, 2024.
We expect to continue to incur significant expenses and operating losses for the foreseeable future as we seek to expand our distribution channels and increase our customer base; grow the product assortment offered by our Btab-owned brands, acquire or create additional Btab-owned brands, and hire additional employees to support our growth. We may not succeed in increasing our revenues. Any failure to increase our revenues as we implement initiatives to grow our business could prevent us from achieving profitability. We cannot be certain that we will be able to achieve profitability on a quarterly or annual basis. If we are unable to address these risks and difficulties as we encounter them, our business, financial condition and results of operations may suffer.
We have a limited operating history as a public company, which makes it difficult to forecast our revenue and evaluate our business and future prospects.
We became a public company in Q1 of 2023. As of the date of this proxy statement/information statement/prospectus, shares of Btab’s common stock are quoted on the OTC Markets Group, Inc. Pink tier under the symbol “BBTT.” As a result of our limited operating history as a public company, our ability to forecast our future results of operations and plan for and model future growth is limited and subject to a number of uncertainties. We have encountered and expect to continue to encounter risks and uncertainties frequently experienced by growing companies in rapidly evolving industries, such as the risks and uncertainties described herein.
Accordingly, we may be unable to prepare accurate internal financial forecasts or replace anticipated revenue that we do not receive as a result of these factors. If we do not address these risks successfully, our results of operations could differ materially from our estimates and forecasts or the expectations of investors, causing our business to suffer and our ordinary share price to decline.
We may require substantial additional funding to finance our operations, but adequate additional financing may not be available when we need it, on acceptable terms or at all.
Our affiliated shareholder, Btab Group Inc., and we have financed our operations and capital expenditures primarily through interest free loans from Mr. Binson Lau, our CEO, and third-party loans. In the future, we plan to raise additional capital through public or private financing or other arrangements. Such financing may not be available on acceptable terms, or at all, and our failure to raise capital when needed could harm our business. In addition, inflation rates in the U.S. have been higher than in previous years, which may result in higher costs of capital and constrained credit and liquidity should we seek capital in the US capital markets.
If we sell any securities in subsequent transactions, our current investors may be materially diluted. If we raise additional equity financing, our shareholders may experience significant dilution of their ownership interests and the per share value of our Common Stock could decline. Furthermore, if we engage in debt financing, the holders of debt would have priority over the holders of our equity holders, and we may be required to accept terms that restrict our ability to incur additional indebtedness. Any debt financing, if available, may involve restrictive covenants and could reduce our operational flexibility or achieve profitability. If we cannot raise funds on acceptable terms, we may not be able to grow our business or respond to competitive pressures and consumer member demand.
We must expend resources to maintain consumer awareness of our brand, build brand loyalty and generate interest in our products. Our marketing strategies and channels will evolve, and our efforts may or may not be successful.
To remain competitive and expand and keep market share for our products across our various channels, we need to increase our marketing and advertising spending. Substantial advertising and promotional expenditures may be required to maintain or improve our brand’s market position or to introduce new products to the market. An increase in our marketing and advertising efforts may not maintain our current reputation, lead to increased brand awareness, or attract new customers. If we are unable to maintain and promote a favorable perception of our brand and products on a cost-effective basis, our business, financial condition, results of operations and prospects could be adversely affected.
Changes in consumer spending patterns and consolidation within the retail industry may affect us adversely.
Competition, along with other factors such as consolidation within the retail industry and changes in consumer spending patterns, could also result in significant pricing pressure and render our marketing efforts to be not as successful. These factors may cause us to reduce prices for our customers, which could cause our gross margins to decline if we are unable to appropriately manage inventory levels or otherwise offset price reductions with comparable reductions in our operating costs. If our prices decline and we fail to sufficiently reduce our product costs or operating expenses, our profitability may decline, which could have a material adverse effect on our business, financial condition and operating results.
Shipping is a critical part of our business and any changes in our shipping arrangements or any interruptions in shipping could adversely affect our operating results.
We rely on several vendors for our shipping requirements. If we are not able to negotiate acceptable pricing and other terms with these vendors or if they experience performance problems or other difficulties, it could negatively impact our operating results and our consumer experience. Rising shipping costs and the imposition of surcharges from time to time could negatively impact our operating results. In addition, our ability to receive inbound inventory and ship products to consumers and retailers may be negatively affected by inclement weather, fire, flood, power loss, earthquakes, labor disputes, acts of war or terrorism, trade embargoes, customs and tax requirements and similar factors. We are also subject to risks of damage or loss during delivery by our shipping vendors. If our products are not delivered in a timely fashion or are damaged or lost during delivery, our consumers could become dissatisfied and cease shopping on our site or retailer or third-party ecommerce sites that carry our products, which could have an adverse effect on our business, financial condition, operating results and prospects.
Risks associated with the outsourcing of our fulfillment process and other technology-related functions could materially and adversely affect our business, financial condition, and results of operations.
We have also outsourced portions of our fulfillment process, as well as certain technology-related functions, to third-party service providers. Specifically, we rely on third parties in a number of foreign countries and territories, we are dependent on third-party vendors for credit card processing, and we use third-party hosting and networking providers to host our sites. The failure of one or more of these entities to provide the expected services on a timely basis, or at all, or at the prices we expect, or the costs and disruption incurred in changing these outsourced functions to being performed under our management and direct control or that of a third party, could have an adverse effect on our business, financial condition, results of operations and prospects. We are party to certain long-term contracts with select retail and ecommerce partners, and upon expiration of these existing agreements, we may not be able to renegotiate the terms on a commercially reasonable basis, or at all.
We are subject to risks related to online payment methods, including third-party payment processing-related risks.
We currently accept payments using a variety of methods, including credit card, debit card, and gift cards. As we offer new payment options to consumers, we may be subject to additional regulations, compliance requirements, fraud and other risks. We also rely on third parties to provide payment processing services, and for certain payment methods, we pay interchange and other fees, which may increase over time and raise our operating costs and affect our ability to achieve or maintain profitability. We are also subject to payment card association operating rules and certification requirements and rules governing electronic funds transfers, which could change or be reinterpreted to make it difficult or impossible for us to comply. If we (or a third party processing payment card transactions on our behalf) suffer a security breach affecting payment card information, we may have to pay onerous and significant fines, penalties and assessments arising out of the major card brands’ rules and regulations, contractual indemnifications or liability contained in our reseller and customer agreements and similar contracts, and we may lose our ability to accept payment cards for payment for our goods and services, which could materially impact our operations and financial performance.
We also occasionally receive orders placed with fraudulent data and we may ultimately be held liable for the unauthorized use of a cardholder’s card number in an illegal activity and be required by card issuers to pay charge-back fees. Charge-backs result not only in our loss of fees earned with respect to the payment, but also leave us liable for the underlying money transfer amount. If we fail to adequately control fraudulent credit card transactions, we may face civil liability, diminished public perception of our security measures, and significantly higher credit card-related costs, each of which could harm our business, results of operations and financial condition.
We may be subject to claims that our employees, consultants or independent contractors have wrongfully used or disclosed confidential information of third parties or that our employees have wrongfully used or disclosed alleged trade secrets of their former employers.
We employ, and expect to employ in the future, individuals who were previously employed elsewhere, including our competitors or potential competitors. We may be subject to claims that our employees, consultants or independent contractors have inadvertently or otherwise used or disclosed trade secrets or other proprietary information of their former employers or other third parties, or to claims that we have improperly used or obtained such trade secrets. Litigation may be necessary to defend against these claims. In defending such claims, in addition to paying monetary damages, we may lose valuable intellectual property rights or key personnel, which could adversely impact our business. Even if we are successful in defending against these claims, litigation could result in substantial costs and be a distraction to management and other employees.
Our operations are dependent on our proprietary and external technology platforms and comprehensive ecosystems, and any systems failures, interruptions, delays in service, catastrophic events, and resulting interruptions in the availability of our products or services could result in harm to our business and our brand, loss of users, customers and partners and subject us to substantial liability.
Our systems and those of our third-party service providers, including data center facilities, may experience hardware breakdown, service interruptions, computer viruses, denial-of-service and other cyberattacks, human error, earthquakes, hurricanes, floods, fires, natural disasters, power losses, disruptions in telecommunications services, fraud, military or political conflicts, terrorist attacks and other geopolitical unrest, or other events. Moreover, when too many customers connect to our platform within a short period of time, we have in the past and may in the future experience system interruptions that render our platforms temporarily unavailable and prevent us from efficiently completing payment transactions or fulfilling customer orders. Our systems are also subject to break-ins, sabotage, and acts of vandalism.

We must successfully maintain, scale and upgrade our information technology systems, and our failure to do so could have an adverse effect on our business, financial condition, results of operations and prospects.
We have identified the need to significantly expand, scale, and improve our information technology systems and personnel to support recent and expected future growth. To manage costs effectively, we plan to outsource most of these services to external providers, leveraging their expertise and scalability. As a result, we anticipate spending approximately $500,000 to $1.5 million over the next two years. However, this expenditure is optional and flexible, as it depends on the specific services and solutions we choose to utilize. The availability of multiple providers allows us to adjust our investment levels based on operational needs and market conditions.
Our planned upgrades include enhancements to support operational scalability, improve system reliability, and integrate advanced tools such as cloud-based infrastructure and data analytics capabilities. While these modifications and upgrades are designed to enhance efficiency and better align with our business needs, there are inherent costs and risks associated with replacing and changing these systems. These implementations may not result in productivity improvements at a level that outweighs the costs of implementation, or at all.
Additionally, difficulties with implementing new technology systems, delays in our timeline for planned improvements, significant system failures, or our inability to successfully modify our information systems to respond to changes in our business needs may cause disruptions in our business operations and could have an adverse effect on our business, financial condition, results of operations, and prospects.
If we (or our vendors) are unable to protect against or adequately respond to mitigate the impacts of a service interruption, data corruption, or cybersecurity attack, our operations could be disrupted, our reputation may be harmed and we could face significant costs to remediate the incident and defend against claims by business partners, customers, or regulators. Such security breaches or other cybersecurity incidents may harm our reputation and expose us to loss of consumers and business.
We rely on information technology networks and systems and data processing (some of which are managed by third-party service providers) to market, sell and deliver our products and services, to fulfill orders, to collect, receive, store, generate, use, transfer, disclose, make accessible, protect, secure, dispose of, share and otherwise process personal information, confidential or proprietary information, financial information and other information, to manage a variety of business processes and activities, for financial reporting purposes, to operate our business, process orders and to comply with regulatory, legal and tax requirements. These information technology networks and systems, and the processing they perform, may be susceptible to damage, disruptions or shutdowns, software or hardware vulnerabilities, security incidents, ransomware attacks, unauthorized activity and access, malicious code (such as malware, viruses and worms), acts of vandalism, employee or contractor theft, misplaced or lost data, fraud, misconduct or misuse, social engineering attacks and denial of service attacks, supply-side attacks, phishing and spear phishing attacks, organized cyberattacks, programming or human errors, failures during the process of upgrading or replacing software, databases or components, power outages, fires, natural disasters, hardware failures, telecommunication failures, user errors or catastrophic events, any of which could result in the loss or disclosure of confidential customer information or our own proprietary information, software, methodologies and business information.
In addition, to the extent our personnel working remotely and rely on their own computers, routers and other equipment, this may pose additional data security risks to networks, systems and data. Any material disruption of our networks, systems or data processing activities, or those of our third-party service providers, could disrupt our ability to undertake, and cause a material adverse impact to our business, reputation and financial condition.
As is common in the digital world we operate in, we and our third-party service providers have experienced occasional security incidents involving unauthorized access to our account credentials, however, all such incidents have been remediated and we are not aware of any of significant impact resulting from such incidents. While we regularly defend against and respond to cybersecurity threats and attacks, our efforts to contain, mitigate and remediate a data security incident may not be successful, resulting in unexpected interruptions, delays, cessation of service, negative publicity, and other harm to our business and our competitive position. The costs to respond to a significant security breach or security vulnerability, including to provide breach notification where required, can be substantial. We may not have, or in the future be able to obtain, adequate insurance coverage for security incidents or breaches, including fines, judgments, settlements, penalties, costs, attorney fees and other impacts that arise out of incidents or breaches.
Our insurance may not cover or mitigate all the risks facing our business.
Our current insurance coverage includes physical premises and its contents, employee-related insurance, and general business insurance. These policies provide protection against certain risks, such as property damage, employee incidents, and general operational liabilities. However, our coverage does not extend to cybersecurity incidents or data breaches. As an ecommerce and digital platform operator, we collect, store, and process sensitive customer and reseller data. Operating without cybersecurity insurance exposes us to significant risks, including potential data loss, business interruption, reputational damage, regulatory enforcement actions, legal claims, and the cost of investigating and remedying security incidents.
While we have insurance coverage for many aspects of our business risk, such as physical premises and its contents, employee-related insurance, and general business insurance, this insurance coverage may be incomplete or inadequate, or in some cases may not be available. Our business has evolving risks that may be unpredictable. We cannot be sure that our existing insurance coverage, including coverage for cyber events and errors and omissions, will continue to be available on acceptable terms or that our insurers will not deny coverage as to all or part of any future claim or loss. For certain risks we face, we may be required to, or may elect to, self-insure or rely on insurance held by third-parties, legal defenses and immunities, indemnification agreements or limits on liability, which may be insufficient.
For example, we may not have adequate insurance coverage related to the actions of sellers on our platforms or for security incidents or data breaches. In evolving areas such as platform products liability, court decisions suggest that different jurisdictions may take differing positions on the scope of e-commerce platform liability for seller products. In some circumstances, a platform might be held liable for violations of applicable legal regimes by sellers and their products, such as intellectual property laws, privacy and security laws, product regulation, or consumer protection laws. Court decisions and regulatory changes in these areas may shift quickly, both in the United States and worldwide, and our insurance may be inadequate or unavailable to protect us from existing or newly developing legal risks.
In addition, we remain exposed to the following risks:
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Limited Scope of Coverage:   Events such as natural disasters, system failures, or emerging threats may not be adequately covered.

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Potential Liability Gaps:   If claims exceed our coverage limits or relate to excluded risks, we may face substantial uninsured liabilities.

Finally, while some sellers on our platforms may be insured for some or all of these risks, many small businesses do not carry any or sufficient insurance, and, even if a seller is insured, the insurance may not cover the relevant loss. These factors may lead to increased costs for insurance, our increased liability, increased liability or requirements on sellers on our platforms, changes to our marketplaces or business model, or other damage to our brands and reputation.
We rely upon the Internet infrastructure, data center providers and telecommunications networks in the markets where we operate.
Our business depends on the performance and reliability of the Internet infrastructure and contracted data center providers in the markets where we operate. We may not have access to alternative networks or data servers in the event of disruptions or failures of, or other problems with, the relevant Internet infrastructure. In addition, the Internet infrastructure, especially in the emerging markets where we operate, may not support the demands associated with continued growth in Internet usage.
We rely on third parties in many aspects of our business, including, among others:

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networks, banks, payment processors and payment gateways that link us to bank clearing networks to process transactions;

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major telecommunication operators in the markets where we operate to provide us with data communications capacity primarily through local telecommunications lines and data centers to host our servers.; and

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third parties that provide facilities, infrastructure, components and services, including data center facilities and cloud computing.

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third-party data center providers for the storing of data related to our business.

We do not control the operation of these facilities and rely on contracted agreements to govern their performance. If our service providers do not perform satisfactorily, our operations could be disrupted, which could result in customer dissatisfaction, damage our reputation, and harm our business.
We use open-source software in our platform, which may subject us to additional risks and harm our intellectual property.
We use open-source software in our platform and expect to continue to use open-source software in the future. There are risks and uncertainties regarding the proper interpretation of and compliance with open-source software licenses. Some open-source software licenses require those who distribute open-source software as part of their own software product to publicly disclose all or part of the source code to such software product or to make available any derivative works of the open-source code on unfavorable terms or at no cost, and we may be subject to such terms. Consequently, there is a risk that the owners of the copyrights in such open-source software may claim that the open-source licenses governing their use impose certain conditions or restrictions on our ability to use the software that we did not anticipate. Such owners may seek to enforce the terms of the applicable open-source license, including by demanding release of the source code for the open-source software, derivative works of such software, or, in some cases, our proprietary source code that uses or was developed using such open-source software. These claims could also result in litigation, subject us to significant damages, require us to purchase costly third-party licenses, require us to devote additional research and development resources to change our products or discontinue the sale of our proprietary products, any of which could result in reputational harm and would be disruptive to our business. In addition, if the license terms for the open-source software we utilize change, we may be forced to re-engineer our platform or incur additional costs to comply with the changed license terms or to replace the affected open-source software. Furthermore, if we were to combine our proprietary platform with open-source software in a certain manner, we could, under certain of the open-source licenses, be required to release the source code of our proprietary platform to the public or offer our platform to users at no cost. This could allow our competitors to create similar platforms with lower development effort and time and ultimately could result in a loss of sales for us.
In addition to risks related to license requirements, usage of open-source software can lead to greater risks than use of third-party commercial software, as open-source licensors generally do not provide warranties or assurance of title or controls on origin of the software. There is typically no support available for open-source software, and we cannot ensure that the authors of such open-source software will implement or push updates to address security risks or will not abandon further development and maintenance.
Although we have implemented policies and tools to regulate the use and incorporation of open-source software into our platform, we cannot be certain that we have not incorporated open-source software in our platform in a manner that is inconsistent with such policies. Therefore, we may inadvertently use open source in a manner that we do not intend or that could expose us to claims for breach of contract or intellectual property infringement, misappropriation or other violation. Any of the foregoing could have a material adverse effect on our business, financial condition, prospects and results of operations.

Government regulation of the Internet and ecommerce is evolving, and unfavorable changes or failure by us to comply with these regulations could have an adverse effect on our business, financial condition, results of operations and prospects.
We are subject to general business regulations and laws as well as regulations and laws specifically governing the Internet and ecommerce, including consumer protection regulations that regulate retailers and govern the promotion and sale of merchandise. Existing and future regulations and laws could impede the growth of the Internet, ecommerce or mobile commerce, which could in turn adversely affect our growth. It is possible that general business regulations and laws, or those specifically governing the Internet or ecommerce, may be interpreted and applied in a manner that is inconsistent from one jurisdiction to another and may conflict with other rules or our practices. We cannot be sure that our practices have complied, comply or will comply fully with all such laws and regulations. Adverse developments with respect to these laws and regulations could have an adverse effect on our business, financial condition, results of operations and prospects.
Advertising inaccuracies or product mislabeling may have an adverse effect on our business by exposing us to lawsuits, product recalls or regulatory enforcement actions, increasing our operating costs and reducing demand for our product offerings.
Many products that we sell are labeled and advertised with claims as to their origin, ingredients or health, wellness, environmental or other benefits, including, by way of example, the use of the term “natural”, “organic”, “clean conscious”, or “sustainable”, or similar synonyms or implied statements relating to such benefits. Certain Btab products as a whole are marketed using similar environmental language.
Should we become subject to actions regarding our branding or product marketing, consumers may avoid purchasing products from us or seek alternatives, even if the basis for the claim is unfounded. Moreover, any regulatory or government enforcement actions may trigger class action lawsuits under state consumer protection laws.
Adverse publicity about these matters may discourage consumers from buying our products. The cost of defending against any such claims could be significant and we may incur substantial costs remediating product claims in labeling and advertising if we are unsuccessful in defending such actions. Any of these events could adversely affect our reputation and brand and decrease our sales, which could have an adverse effect on our business, financial condition, results of operations and prospects.
We anticipate experiencing ongoing rapid change and expect to see significant growth in our business and we may not succeed in managing or expanding our business across the expansive and diverse markets in which we operate.
Our business will become increasingly complex as we increase the number of our resellers and expanded into new jurisdictions, the types of products we offer, and the overall scale of our operations. We expect to expand our headcount, office facilities, technology infrastructure and corporate functions. Failure to continue to do so could negatively affect our business. Moreover, the jurisdictions in which we operate and plan to operate are diverse and have differing laws, and cultures. Managing our growing businesses across these emerging markets requires considerable management attention and resources. Should we choose to expand into additional markets, these complexities and challenges could further increase. Each market presents its own unique challenges, and the scalability of our business is dependent on our ability to tailor our product offerings to this diversity. In addition, the pace of regulatory change in the various jurisdictions in which we operate has been, and is expected to continue to be, rapid, while the impact and consequences of such change on our operations and our level of risk may be difficult to anticipate.
As a result of the pace of change in the types of products we offer and the number of jurisdictions in which we operate, we face the risk that our management and employees may not have the capacity to appropriately attend to all necessary aspects of our business.
Further, as our business has grown and our service offerings have evolved, certain of our processes and systems have continued to rely on manual inputs which are more prone to errors and faults than more automated processes. There is a risk that the pace of our automation and systemization of these manual processes will be insufficient to prevent significant operational, reporting and regulatory errors.
If we fail to successfully identify and manage any of the above or other significant changes facing the business, or to identify and manage the risks to which we are or may be exposed, or successfully respond to technological developments in the industry, we may experience a material adverse effect on our business, financial condition and results of operations.
We face risks in expanding into new geographic regions.
We plan to continue expanding into new geographic regions, and we currently face and will continue to face risks entering markets in which we have limited or no experience and in which we may not be well-known. Offering our services in new geographic regions often requires substantial expenditures and takes considerable time, and we may not be successful enough in these new geographies to recoup our investments in a timely manner or at all. We may be unable to attract a sufficient number of merchants, partners or users, fail to anticipate competitive conditions, or face difficulties in operating effectively in these new markets. Our efforts to expand our global operations may not be successful, which could limit our ability to grow our business.
Customer complaints or negative publicity about our customer service could reduce usage of our products and services.
Customer complaints or negative publicity about our customer service could severely diminish consumer confidence in and use of our products and services. Breaches of our customers’ privacy and our security measures could have the same effect. Any inability by us to manage or train our customer service representatives properly could compromise our ability to handle customer complaints effectively. If we do not handle customer complaints effectively, our reputation may suffer and we may lose our customers’ confidence.
We may not be able to protect our intellectual property rights.
We believe the protection of our intellectual property, including our trademarks, copyrights, domain names, and trade secrets, is critical to our success. We seek to protect our intellectual property rights by relying on applicable laws and regulations, as well as a variety of administrative procedures. We also rely on contractual restrictions to protect our proprietary rights when offering or procuring products and services, including confidentiality agreements with parties with whom we conduct business.
Any failure to protect or enforce our intellectual property rights adequately, or significant costs incurred in doing so, could materially harm our business. In addition, the laws of some jurisdictions in which we operate may only provide us with a limited or variable extent of protection in relation to software and intellectual property rights.
Failure by our network of retail and ecommerce partners, suppliers or manufacturers to comply with product safety, environmental or other laws and regulations, or with the specifications and requirements of our products, may disrupt our supply of products and adversely affect our business.
If our network of retail and ecommerce partners, suppliers or manufacturers fail to comply with environmental, health and safety or other laws and regulations, or face allegations of non-compliance, their operations may be disrupted and our reputation could be harmed. Additionally, our retail and ecommerce partners, suppliers and manufacturers are required to maintain the quality of our products and to comply with our standards and specifications. In the event of actual or alleged non-compliance, we might be forced to find alternative retail or ecommerce partners, suppliers or manufacturers and we may be subject to lawsuits and/or regulatory enforcement actions related to such non-compliance by the suppliers and manufacturers. As a result, our supply of products could be disrupted or our costs could increase, which could adversely affect our business, financial condition, results of operations and prospects.

We and our directors and executive officers may be subject to litigation for a variety of claims, which could harm our reputation and adversely affect our business, results of operations and financial condition.
In the ordinary course of business, we may face allegations, lawsuits, and regulatory inquiries, audits, and investigations regarding labor and employment, wage and hour, consumer protection, commercial, antitrust, alleged securities law violations or other investor claims, claims that our employees or independent contractors have wrongfully disclosed or we have wrongfully used proprietary information of our employees’ or independent contractors’ former employers and other matters, data privacy, security, consumer protection, and intellectual property infringement, acquisitions, or business practices. The number and significance of these potential claims and disputes may increase as our business expands. Further, our general liability insurance may not cover all potential claims made against us or be sufficient to indemnify us for all liability that may be imposed. Any claim against us, regardless of its merit, could be costly, divert management’s attention and operational resources, and harm our reputation.
Our directors and executive officers may also be subject to litigation. The limitation of liability and indemnification provisions that are included in our amended and restated certificate of incorporation, our amended and restated bylaws and indemnification agreements that we entered into, or may enter into, with our directors and executive officers provide or will provide that we will indemnify our directors and officers to the fullest extent permitted by Delaware law and may discourage stockholders from bringing a lawsuit against our directors and executive officers for breach of their fiduciary duties. Such provisions may also reduce the likelihood of derivative litigation against our directors and executive officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be harmed to the extent that we pay the costs of settlement and damage awards against our directors and executive officers as required by these indemnification provisions. We have obtained insurance policies under which some coverage is provided to our directors and executive officers against loss arising from claims made by reason of breach of fiduciary duty or other wrongful acts as a director or executive officer, These insurance policies may not cover all potential claims made against our directors and executive officers, may not be available to us in the future at a reasonable rate and may not be adequate to indemnify us for all liability that may be imposed. As litigation is inherently unpredictable, we cannot assure you that any potential claims or disputes will not harm our business, results of operations and financial condition.
The results of regulatory proceedings, litigation, claims, and audits cannot be predicted with certainty, and determining reserves for pending litigation and other legal, regulatory and audit matters require significant judgment. Regardless of the outcome of any litigation, the litigation itself can have an adverse impact on us because of legal costs, diversion of management resources and other factors.
We are subject to risks related to litigation, including intellectual property claims, consumer protection actions and regulatory disputes. Legal proceedings against us could harm our reputation and have a material adverse effect on our business, results of operations, financial condition and prospects.
We may become subject to claims, lawsuits (including class actions and individual lawsuits), government investigations, and other proceedings involving intellectual property, consumer protection, privacy, labor and employment, immigration, import and export practices, competition, accessibility, securities, tax, marketing and communications practices, commercial disputes, and other matters.
We expect that the number and significance of our legal disputes and inquiries will increase as we grow larger, as our business expands in scope and geographic reach, and as our products and services increase in complexity.
Becoming a public company will raise our public profile, which may result in increased litigation. In the future, we may also be accused of having, or be found to have, infringed or violated third-party intellectual property rights.
Regardless of the outcome, legal proceedings can have a material and adverse impact on us due to their costs, diversion of our resources, and other factors. The terms of any settlement or judgment in connection with any legal claims, lawsuits, or proceedings may require us to cease some or all of our operations or pay substantial amounts to the other party and could materially and adversely affect our business.

An occurrence of a natural disaster, widespread health epidemic or other outbreaks could seriously harm our business, financial condition and results of operations.
Natural disasters, such as fires or floods, the outbreak of a widespread health epidemic, or other events, such as wars, acts of terrorism, political events, environmental accidents, power shortages or communication interruptions could have an adverse effect on our business, financial condition, results of operations and prospects.
Risks Related to Ownership of Pubco Common Shares Following the Business Combination
Each of IWAC and Btab have incurred and will incur substantial costs in connection with the Business Combination and related transactions, such as legal, accounting, consulting, and financial advisory fees.
Each of IWAC and Btab have incurred and expect that it will incur significant, non-recurring costs in connection with consummating the Business Combination. IWAC and Btab may also incur additional costs to retain key employees. IWAC and Btab will also incur significant legal, financial advisor, accounting, banking and consulting fees, fees relating to regulatory filings and notices, SEC filing fees, printing and mailing fees and other costs associated with the Business Combination. Although the parties have been provided with estimates of the costs for each advisory firm, the total actual costs may exceed those estimates and some of these costs are payable regardless of whether the Business Combination are completed.
Additional unanticipated costs may be incurred in the course of conducting the business of Pubco after the completion of the Business Combination.
An active market for Pubco’s securities may not develop, which would adversely affect the liquidity and price of Pubco’s securities.
The price of Pubco’s securities may vary significantly due to factors specific to Pubco as well as to general market or economic conditions. Furthermore, an active trading market for Pubco’s securities may never develop or, if developed, it may not be sustained. Additionally, if Pubco securities become delisted from the Nasdaq for any reason (as was the case with IWAC’s securities on NYSE), and are quoted on the OTC Pink Sheets, an inter-dealer automated quotation system for equity securities not listed on a national exchange, the liquidity and price of Pubco securities may be more limited than if they were listed on the Nasdaq or another national exchange. Further, given that IWAC’s securities are delisted, it may be difficult to list these securities in connection with the business combination as such securities may not meet initial listing standards for Nasdaq resulting in continued limited liquidity. You may be unable to sell your securities unless a market can be established and sustained.
In addition, Nasdaq may delist Pubco’s securities from trading on its exchange, which could limit investors’ ability to make transactions in Pubco’s securities and subject Pubco to additional trading restrictions.
The market price of the Pubco Class A Shares may decline as a result of the Business Combination.
The market price of Pubco Class A Common Shares may decline as a result of the Business Combination for a number of reasons including if:
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investors react negatively to the prospects of Pubco’s business and the prospects of the Business Combination;

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the effect of the Business Combination on Pubco’s business and prospects is not consistent with the expectations of financial or industry analysts; or

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Pubco does not achieve the perceived benefits of the Business Combination as rapidly or to the extent anticipated by financial or industry analysts.

Because there are no current plans to pay cash dividends on the Pubco Class A Shares for the foreseeable future, you may not receive any return on investment unless you sell your Pubco Class A Shares at a price greater than what you paid for it.

Pubco intends to retain future earnings, if any, for future operations, expansion and debt repayment, and there are no current plans to pay any cash dividends for the foreseeable future. The declaration, amount and payment of any future dividends on Pubco Class A Shares will be at the sole discretion of the Pubco Board. The Pubco Board may take into account general and economic conditions, Pubco’s financial condition and results of operations, Pubco’s available cash and current and anticipated cash needs, capital requirements, contractual, legal, tax and regulatory restrictions, implications of the payment of dividends by Pubco to its shareholders or by its subsidiaries to it and such other factors as the Pubco board of directors may deem relevant. As a result, you may not receive any return on an investment in Pubco Class A Shares unless you sell your Pubco Class A Shares for a price greater than that which you paid for it.
Pubco stockholders may experience dilution in the future.
The percentage of Pubco Class A Shares owned by current shareholders may be diluted in the future because of equity issuances for acquisitions, capital market transactions or otherwise, including, without limitation, equity awards that Pubco may grant to its directors, officers and employees, exercise of the Pubco warrants. Such issuances may have a dilutive effect on Pubco’s earnings per share, which could adversely affect the market price of Pubco Class A Shares.
If securities or industry analysts do not publish research or reports about Pubco’s business, if they change their recommendations regarding Pubco Class A Shares or if Pubco’s operating results do not meet their expectations, the Pubco Class A Shares price and trading volume could decline.
The trading market for Pubco Class A Shares will depend in part on the research and reports that securities or industry analysts publish about Pubco or its businesses. If no securities or industry analysts commence coverage of Pubco, the trading price for Pubco Class A Shares could be negatively impacted. In the event securities or industry analysts initiate coverage, if one or more of the analysts who cover Pubco downgrade its securities or publish unfavorable research about its businesses, or if Pubco’s operating results do not meet analyst expectations, the trading price of Pubco Class A Shares would likely decline. If one or more of these analysts cease coverage of Pubco or fail to publish reports on Pubco regularly, demand for Pubco Shares could decrease, which might cause the Pubco Class A Shares price and trading volume to decline.
Future sales, or the perception of future sales, by Pubco or its shareholders in the public market following the Business Combination could cause the market price for Pubco Class A Shares to decline.
The sale of Pubco Class A Shares in the public market, or the perception that such sales could occur, could harm the prevailing market price of Pubco Class A Shares. These sales, or the possibility that these sales may occur, also might make it more difficult for Pubco to sell equity securities in the future at a time and at a price that it deems appropriate.
It is anticipated that, upon the Closing, IWAC’s public shareholders will retain an ownership interest of approximately 3.6% of the outstanding capital stock of Pubco, the Prior Sponsor will retain an ownership interest of approximately 16.7% of the outstanding capital stock of Pubco, the Current Sponsor will retain an ownership interest of approximately 2.6% of the outstanding capital stock of Pubco and the Btab securityholders will own approximately 79.4% of the outstanding capital stock of Pubco. The foregoing ownership percentages with respect to Pubco following the Business Combination exclude any outstanding warrants and assume that there are no redemptions of any shares by IWAC’s public shareholders in connection with the Business Combination. All shares currently held by IWAC public shareholders will be freely tradable without registration under the Securities Act, and without restriction by persons other than Pubco’s “affiliates” (as defined under Rule 144 under the Securities Act, (“Rule 144”)), including Pubco’s directors, executive officers and other affiliates.
In connection with the Mergers, certain existing Btab securityholders, who are expected to own approximately 41.3% of Pubco’s capital stock following the Business Combination (based on the above assumptions and Btab’s current stockholdings), have agreed with IWAC, subject to certain exceptions, not to dispose of or hedge any of their Pubco common stock or securities convertible into or exchangeable for Pubco common stock during the period from the date of the Closing continuing through the earliest of:

(i) the six-month anniversary of the Closing, and (ii) the date after the Closing on which Pubco consummates a liquidation, merger, capital stock exchange, reorganization or other similar transaction with an unaffiliated third party that results in all of the Pubco stockholders having the right to exchange their Pubco common stock for cash, securities or other property. See “Proposal 3 — The Business Combination Proposal — Related Agreements — Lock-up Agreement.”
In addition, the Pubco Class A Shares reserved for future issuance under the Pubco Incentive Plan will become eligible for sale in the public market once those shares are issued, subject to any applicable vesting requirements, lockup agreements and other restrictions imposed by law. A total number of shares representing 20% of the fully diluted, and as converted, outstanding Pubco Common Shares immediately following consummation of the Mergers are expected to be reserved for future issuance under the Pubco Incentive Plan. Pubco is expected to file one or more registration statements on Form S-8 under the Securities Act to register Pubco Class A Shares or securities convertible into or exchangeable for Pubco Class A Shares issued pursuant to the Pubco Incentive Plan. Any such Form S-8 registration statements will automatically become effective upon filing. Accordingly, shares registered under such registration statements will be available for sale in the open market.
In the future, Pubco may also issue its securities in connection with investments or acquisitions. The amount of Pubco Common Shares issued in connection with an investment or acquisition could constitute a material portion of the then-outstanding Pubco Common Shares. Any issuance of additional securities in connection with investments or acquisitions may result in additional dilution to Pubco stockholders.
Pubco may redeem unexpired Public Warrants prior to their exercise at a time that is disadvantageous for IWAC warrant holders.
Pubco has the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the last reported sales price of Pubco Common Shares equals or exceeds $18.00 per share (subject to adjustment as provided in the warrant agreement) for any 20 trading days within a 30 trading-day period commencing once the warrants become exercisable and ending on the third trading day prior to the date on which Pubco gives proper notice of such redemption and provided certain other conditions are met. If and when the warrants become redeemable by Pubco, Pubco may not exercise its redemption right if the issuance of Pubco Common Shares upon exercise of the warrants is not exempt from registration or qualification under applicable state blue sky laws or it is unable to effect such registration or qualification. Pubco will use its best efforts to register or qualify such ordinary shares under the blue sky laws of the state of residence in those states in which the warrants were offered. Redemption of the outstanding warrants could force you (1) to exercise your warrants and pay the exercise price therefor at a time when it may be disadvantageous for you to do so, (2) to sell your warrants at the then-current market price when you might otherwise wish to hold your warrants or (3) to accept the nominal redemption price which, at the time the outstanding warrants are called for redemption, is likely to be substantially less than the market value of your warrants. The value received upon exercise of the IWAC Public Warrants (i) may be less than the value the holders would have received if they had exercised their IWAC Public Warrants at a later time where the underlying share price is higher and (ii) may not compensate the holders for the value of the Public Warrants. The 5,750,000 retained outstanding IWAC Public Warrants would have had an aggregate value of approximately $574,425 based on the $0.0999 quoted price of the IWAC Public Warrants on the OTC on November 3, 2025.
The closing price of IWAC Ordinary Shares has never exceeded $18.00 per share and we cannot determine the likelihood of whether we will redeem any public warrants in the future.
The trading price of the Pubco Class A Shares is likely to be volatile, which could result in substantial losses to investors.
The trading price of the Pubco Class A Shares is likely to be volatile and could fluctuate widely due to factors beyond its control. This may happen because of broad market and industry factors, including the performance and fluctuation of the market prices of other companies with business operations similar to Btab. In addition to market and industry factors, the price and trading volume for the ordinary shares may be highly volatile for factors specific to Pubco’s operations, including the following:

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variations in its revenues, earnings and cash flow;

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announcements of new investments, acquisitions, strategic partnerships or joint ventures by it or its competitors;

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announcements of new offerings, solutions and expansions by it or its competitors;

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changes in financial estimates by securities analysts;

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detrimental adverse publicity about it, its services or its industry;

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announcements of new regulations, rules or policies relevant for its business;

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additions or departures of key personnel;

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release of lockup or other transfer restrictions on its outstanding equity securities or sales of additional equity securities; and

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potential litigation or regulatory investigations.

Any of these factors may result in large and sudden changes in the volume and price at which the ordinary shares will trade.
In the past, shareholders of public companies have often brought securities class action suits against those companies following periods of instability in the market price of their securities. If Pubco was to be involved in a class action suit, it could divert a significant amount of its management’s attention and other resources from its business and operations and require it to incur significant expenses to defend the suit, which could harm its results of operations. Any such class action suit, whether or not successful, could harm its reputation and restrict its ability to raise capital in the future. In addition, if a claim is successfully made against Pubco, it may be required to pay significant damages, which could have a material adverse effect on its financial condition and results of operations.
If securities or industry analysts do not publish research or reports about Pubco’s business, or if they adversely change their recommendations regarding the ordinary shares, the market price for the ordinary shares and trading volume could decline.
The trading market for the Pubco Class A Shares will be influenced by research or reports that industry or securities analysts publish about its business. If one or more analysts who cover Pubco downgrade the Pubco Class A Shares, the market price for the ordinary shares would likely decline. If one or more of these analysts cease to cover Pubco or fail to regularly publish reports on it, it could lose visibility in the financial markets, which in turn could cause the market price or trading volume for the ordinary shares to decline.
The sale or availability for sale of substantial amounts of Pubco Class A Shares could adversely affect their market price.
Sales of substantial amounts of Pubco Class A Shares in the public market after the consummation of the Business Combination, or the perception that these sales could occur, could adversely affect the market price of Pubco Class A Shares and could materially impair its ability to raise capital through equity offerings in the future. A significant portion of the Pubco Class A Shares outstanding after the Business Combination will be freely tradable without restriction or further registration under the Securities Act, and other Pubco Class A Shares held by certain stockholders may also be sold in the public market in the future subject to the restrictions in Rule 144 and Rule 701 under the Securities Act and the applicable lockup agreements. There will be 32,968,761 Pubco Class A Shares outstanding immediately after the Business Combination (assuming no redemption of public shares and no exercise of warrants). We cannot predict what effect, if any, market sales of securities held by Pubco’s significant stockholders or any other stockholder or the availability of these securities for future sale will have on the market price of the Pubco Class A Shares.

Techniques employed by short sellers may drive down the market price of the Pubco Class A Shares.
Short selling is the practice of selling securities that the seller does not own but rather has borrowed from a third party with the intention of buying identical securities back at a later date to return to the lender. The short seller hopes to profit from a decline in the value of the securities between the sale of the borrowed securities and the purchase of the replacement shares, as the short seller expects to pay less in that purchase than it received in the sale. As it is in the short seller’s interest for the price of the security to decline, many short sellers publish, or arrange for the publication of, negative opinions regarding the relevant issuer and its business prospects in order to create negative market momentum and generate profits for themselves after selling a security short. These short attacks have, in the past, led to selling of shares in the market.
Public companies often are the subject of short selling. Much of the scrutiny and negative publicity often centers on allegations of a lack of effective internal control over financial reporting resulting in financial and accounting irregularities and mistakes, inadequate corporate governance policies or a lack of adherence thereto and, in many cases, allegations of fraud. As a result, many companies are now conducting internal and external investigations into the allegations and, in the interim, are subject to shareholder lawsuits and/or SEC enforcement actions.
It is not clear what effect such negative publicity could have on Pubco. If it were to become the subject of any unfavorable allegations, whether such allegations are proven to be true or untrue, Pubco could have to expend a significant amount of resources to investigate such allegations and/or defend itself. While Pubco would strongly defend against any such short seller attacks, it may be constrained in the manner in which it can proceed against the relevant short seller by principles of freedom of speech, applicable state law or issues of commercial confidentiality. Such a situation could be costly and time-consuming, and could distract Pubco management from growing its business. Even if such allegations are ultimately proven to be groundless, allegations against Pubco could severely impact its business operations, and any investment in its ordinary shares could be greatly reduced or even rendered worthless.
Because Pubco does not expect to pay dividends in the foreseeable future, you must rely on a price appreciation of its ordinary shares for a return on your investment.
Pubco currently intends to retain most, if not all, of its available funds and any future earnings to fund the development and growth of its business. As a result, Pubco does not expect to pay any cash dividends in the foreseeable future. Therefore, you should not rely on an investment in the Pubco Class A Shares as a source for any future dividend income.
Pubco’s board of directors has discretion as to whether to distribute dividends, namely that Pubco may only pay dividends either out of profits or its share premium account, and provided always that in no circumstances may a dividend be paid if this would result in it being unable to pay its debts as they fall due in the ordinary course of business. In addition, Pubco’s stockholders may by ordinary resolution declare a dividend, but no dividend may exceed the amount recommended by its directors. Even if its board of directors decides to declare and pay dividends, the timing, amount and form of future dividends, if any, will depend on Pubco’s future results of operations and cash flow, its capital requirements and surplus, the amount of distributions, if any, received by it from its subsidiaries, its financial condition, contractual restrictions and other factors deemed relevant by its board of directors. Accordingly, the return on your investment in the Pubco Class A Shares will likely depend entirely upon any future price appreciation of the ordinary shares. There is no guarantee that the ordinary shares will appreciate in value. You may not realize a return on your investment in the ordinary shares and you may even lose your entire investment in the ordinary shares.
Pubco will incur significantly increased costs and devote substantial management time as a result of operating as a public company, particularly after it is no longer an “emerging growth company.”
After consummation of the Business Combination, Pubco will incur significant legal, accounting and other expenses that Btab did not incur as a private company and IWAC did not incur as a blank check company. For example, it will be required to comply with certain of the requirements of the Sarbanes-Oxley

Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act, as well as rules and regulations subsequently implemented by the SEC, including the establishment and maintenance of effective disclosure and financial controls and changes in corporate governance practices. Pubco expects that compliance with these requirements with respect to Btab’s business and operations will increase its legal and financial compliance costs and will make some activities more time consuming and costly. In addition, Pubco expects that its management and other personnel will need to divert attention from operational and other business matters to devote substantial time to these public company requirements. In particular, it expects to incur significant expenses and devote substantial management effort towards ensuring compliance with the requirements of Section 404 of the Sarbanes-Oxley Act. Btab is still in the process of compiling the system and processing documentation needed to comply with such requirements. Pubco may not be able to complete its evaluation, testing and any required remediation in a timely fashion. In that regard, Pubco anticipates that it will need to hire additional accounting and financial staff with appropriate public company experience and technical accounting knowledge.
However, for as long as Pubco remains an “emerging growth company” as defined in the JOBS Act, it intends to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.
Under the JOBS Act, “emerging growth companies” can delay adopting new or revised accounting standards until such time as those standards apply to private companies. Pubco expects to continue IWAC’s election to accept this exemption from new or revised accounting standards and, therefore, will not be subject to the same new or revised accounting standards as other public companies that are not “emerging growth companies.”
After Pubco is no longer an “emerging growth company,” it expects to incur additional management time and cost to comply with the more stringent reporting requirements, including complying with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act.
Pubco cannot predict or estimate the amount of additional costs it may incur as a result of becoming a public company or the timing of such costs.
Pubco’s corporate actions will be substantially controlled by its chairman of the board, who will have the ability to exert significant influence or control over important corporate matters that require approval of shareholders, which may deprive you of an opportunity to receive a premium for your ordinary shares and materially reduce the value of your investment.
Upon consummation of the Business Combination, Binson Lau, Pubco’s chairman of the board, will beneficially own as much as 36% of the issued and outstanding Pubco Class A Shares and 100% of the issued and outstanding Pubco Class V Shares (on an as-converted basis), depending on the number of shares redeemed by IWAC’s public shareholders in the transaction. Because each Pubco Class V Share carries 1,000 votes per share, Mr. Lau will control more than 50% of the total voting power of Pubco immediately following the closing of the Business Combination. As a result, Mr. Lau will have the ability to determine or significantly influence the outcome of matters submitted to shareholders for approval, including the election and removal of directors, mergers or consolidations, sales of substantially all of Pubco’s assets, and other significant corporate transactions. He may take actions that are not in the best interest of Pubco’s other stockholders.
These actions may be taken even if they are opposed by Pubco’s other stockholders, including the holders of the Pubco Class A Shares. Furthermore, this concentration of ownership may also discourage, delay or prevent a change in control of Pubco, which could have the dual effect of depriving its stockholders of an opportunity to receive a premium for their shares as part of a sale of Pubco and reducing the price of the ordinary shares. As a result of the foregoing, the value of your investment could be materially reduced. For more information regarding Pubco’s principal stockholders and their affiliated entities, see “Beneficial Ownership of Securities.”
Risks Related to Redemption
There is no guarantee that a public shareholder’s decision whether to redeem his, her or its shares for a pro rata portion of the Trust Account will put such shareholder in a better future economic position.
No assurance can be given as to the price at which a public shareholder may be able to sell Pubco Common Shares in the future following the completion of the Business Combination. Certain events following the consummation the Business Combination may cause an increase in Pubco’s share price, and may result in a lower value realized now than an IWAC shareholder might realize in the future had the shareholder not elected to redeem such shareholders’ IWAC Class A ordinary shares. Similarly, if a public shareholder does not redeem his, her or its shares, such shareholder will bear the risk of ownership of Pubco Common Shares after the consummation of the Business Combination, and there can be no assurance that a shareholder can sell his, her or its Pubco Common Shares in the future for a greater amount than the redemption price set forth in this joint proxy statement/information statement/prospectus. Any public shareholder should consult a financial advisor for assistance on how this may affect his, her or its individual situation.
If public shareholders fail to comply with the redemption requirements specified in this proxy statement/prospectus, they will not be entitled to redeem their IWAC Class A ordinary shares for a pro rata portion of the funds held in the Trust Account.
To exercise their redemption rights, holders of IWAC Class A ordinary shares are required to deliver their shares, either physically or electronically using Depository Trust Company’s DWAC System, to IWAC’s transfer agent prior to the vote at the Extraordinary General Meeting. If a public shareholder fails to properly seek redemption as described in this joint proxy statement/information statement/prospectus and the Business Combination with Btab is consummated, such holder will not be entitled to redeem these shares for a pro rata portion of funds deposited in the Trust Account. See the section entitled “The Extraordinary General Meeting of IWAC Shareholders — Redemption Rights” of this joint proxy statement/information statement/prospectus for additional information on how to exercise your redemption rights.
If you or a “group” of shareholders of which you are a part are deemed to hold an aggregate of more than 15% of IWAC Class A ordinary shares, you (or, if a member of such a group, all of the members of such group in the aggregate) may lose the ability to redeem all such shares in excess of 15% of IWAC Class A ordinary shares.
A public shareholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming in the aggregate his, her or its IWAC Class A ordinary shares or, if part of such a group, the group’s WEL Class A ordinary shares, in excess of 15% of IWAC Class A ordinary shares, without the consent of the directors. Your inability to redeem any such excess IWAC Class A ordinary shares could resulting in you suffering a material loss on your investment in IWAC if you sell such excess IWAC Class A ordinary shares in open market transactions. IWAC cannot assure you that the value of such excess IWAC Class A ordinary shares will appreciate over time following the Business Combination or that the market price of IWAC Class A ordinary shares will exceed the per-share redemption price.
You will not have any rights or interests in funds from the Trust Account, except under certain limited circumstances. To liquidate your investment, therefore, you may be forced to sell your public shares and/or warrants, potentially at a loss.
Public shareholders will be entitled to receive funds from the Trust Account only upon the earlier to occur of: (1) the completion of the Business Combination (or an alternative initial business combination if the Business Combination is not consummated for any reason), and then only in connection with those public shares that such shareholder properly elected to redeem; (2) the redemption of any public shares properly tendered in connection with a shareholder vote to amend IWAC’s amended and restated memorandum and articles of association (a) to modify the substance or timing of IWAC’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of the public shares if IWAC does not complete an initial business combination by December 15, 2025 or (b) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of public shares if IWAC has not completed an initial business combination by December 15, 2025, subject to applicable law and as further described herein. Public shareholders who redeem their public shares in connection with a shareholder vote described in clause (b) in the preceding sentence shall not be entitled to funds from the Trust Account upon the subsequent completion of an initial business combination or liquidation if IWAC has not completed the Business Combination by December 15, 2025, with respect to such public shares so redeemed. In no other circumstances will a public shareholder have any right or interest of any kind in the Trust Account. Holders of IWAC Public Warrants will not have any right to the proceeds held in the trust account with respect to the IWAC Public Warrants. Accordingly, to liquidate your investment, you may be forced to sell your public shares or warrants, potentially at a loss.
Risks Related to the Consummation of the Domestication
Certain Holders may be required to recognize gain for U.S. federal income tax purposes as a result of the Domestication.
As discussed more fully under the section “U.S. Federal Income Tax Considerations,” the Domestication should constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code. Assuming that the Domestication so qualifies, U.S. Holders (as defined in such section) of Class A ordinary shares will be subject to Section 367(b) of the Code and, as a result:
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Subject to the discussion below concerning PFICs, a U.S. Holder of Class A ordinary shares whose ordinary shares have a fair market value of less than $50,000 on the date of the Domestication and who is not a 10% shareholder (as defined above) will not recognize any gain or loss and will not be required to include any part of IWAC’s earnings in income.

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Subject to the discussion below concerning PFICs, a U.S. Holder of Class A ordinary shares whose ordinary shares have a fair market value of $50,000 or more, but who is not a 10% shareholder will generally recognize gain (but not loss) on the deemed receipt of Pubco Class A Common Stock in the Domestication. As an alternative to recognizing gain as a result of the Domestication, such U.S. Holder may file an election to include in income, as a dividend, the “all earnings and profits amount” (as defined in the Treasury Regulations under Section 367 of the Code) attributable to its Class A ordinary shares provided certain other requirements are satisfied.

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Subject to the discussion below concerning PFICs, a U.S. Holder of Class A ordinary shares who on the date of the Domestication is a 10% shareholder will generally be required to include in income, as a dividend, the “all earnings and profits amount” (as defined in the Treasury Regulations under Section 367 of the Code) attributable to its IWAC shares provided certain other requirements are satisfied.

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As discussed further under “U.S. Federal Income Tax Considerations” below, IWAC believes that it is (and has been) treated as a PFIC for U.S. federal income tax purposes. In the event that IWAC is (or in some cases has been) treated as a PFIC, notwithstanding the foregoing, proposed Treasury Regulations under Section 1291(f) of the Code (which have a retroactive effective date), if finalized in their current form, generally would require a U.S. Holder to recognize gain as a result of the Domestication unless the U.S. Holder makes (or has made) certain elections discussed further under “U.S. Federal Income Tax Considerations — The Domestication.” The tax on any such gain would be imposed at the rate applicable to ordinary income and an interest charge would apply based on a complex set of rules. It is difficult to predict whether such proposed regulations will be finalized and whether, in what form, and with what effective date, other final Treasury Regulations under Section 1291(f) of the Code will be adopted. Further, it is not clear how any such regulations would apply to the warrants. For a more complete discussion of the potential application of the

PFIC rules to U.S. Holders as a result of the Domestication, see the section entitled “U.S. Federal Income Tax Considerations.” Each U.S. Holder of Class A ordinary shares or warrants is urged to consult its own tax advisor concerning the application of the PFIC rules to the exchange of Class A ordinary shares for Pubco Class A Common Stock and IWAC Public Warrants for Pubco warrants pursuant to the Domestication.
Additionally, the Domestication may cause Non-U.S. Holders (as defined in “U.S. Federal Income Tax Considerations” below) to become subject to U.S. federal income withholding taxes on any dividends in respect of such Non-U.S. Holder’s Pubco Class A Common Stock subsequent to the Domestication.
The tax consequences of the Domestication are complex and will depend on a holder’s particular circumstances. All holders are strongly urged to consult their tax advisor for a full description and understanding of the tax consequences of the Domestication, including the applicability and effect of U.S. federal, state, local and foreign income and other tax laws. For a more complete discussion of the U.S. federal income tax considerations of the Domestication, see the section entitled “U.S. Federal Income Tax Considerations.”
Upon consummation of the Domestication, the rights of holders of IWAC Common Stock arising under the DGCL and the Interim Charter will differ from and may be less favorable to the rights of holders of Class A ordinary shares arising under Cayman Islands law and the Existing Governing Documents.
Following consummation of the Domestication, the rights of holders of IWAC Common Stock will be as provided in the Interim Charter and the DGCL. Those new organizational documents and the DGCL contain provisions that differ in some respects from those in the Existing Governing Documents and Cayman Islands law and, therefore, some rights of holders of IWAC Common Stock could differ from the rights that holders of Class A ordinary shares currently have. For instance, while class actions are generally not available to shareholders under Cayman Islands law, such actions are generally available under the DGCL. This change could increase the likelihood that IWAC becomes involved in costly litigation, which could have a material adverse effect on IWAC.
In addition, it is intended that the Business Combination be consummated shortly after the Domestication. Upon the consummation of the Business Combination, holders of IWAC Common Stock will receive Pubco Class A Common Stock, the rights of which will be governed by the Proposed Charter and Proposed Bylaws and the DGCL. There are differences between the Proposed Charter and Proposed Bylaws and the Existing Organizational Documents. For a more detailed description of the rights of holders of Pubco Class A Common Stock and how they may differ from the rights of holders of Class A ordinary shares, please see “Comparison of Shareholder Rights Under Applicable Organizational Documents.” The forms of the Proposed Certificate of Incorporation and the Proposed Bylaws of Pubco are attached as Annex B and Annex C, respectively, to this joint proxy statement/information statement/prospectus, and IWAC urges you to read them.
Delaware law and Pubco’s Proposed Governing Documents contain certain provisions, including anti-takeover provisions, that limit the ability of stockholders to take certain actions and could delay or discourage takeover attempts that stockholders may consider favorable.
The Proposed Governing Documents that will be in effect upon consummation of the Domestication, and the DGCL, contain provisions that could have the effect of rendering more difficult, delaying, or preventing an acquisition deemed undesirable by the Pubco Board and therefore depress the trading price of Pubco Class A Common Stock. These provisions could also make it difficult for stockholders to take certain actions, including electing directors who are not nominated by the current members of the Pubco Board or taking other corporate actions, including effecting changes in IWAC’s management. Among other things, the Proposed Governing Documents include provisions regarding:
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a classified board of directors;

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the dual-class structure that provides for Pubco Class V Common Stock being entitled to 1,000 votes per share;

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the ability of the Pubco Board to issue shares of preferred stock, including “blank check” preferred stock and to determine the price and other terms of those shares, including preferences and voting rights, without stockholder approval, which could be used to significantly dilute the ownership of a hostile acquirer;

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the limitation of the liability of, and the indemnification of, Pubco’s directors and officers;

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the requirement that a special meeting of stockholders may only be called by a majority of the entire Pubco Board, the Chairman of the Pubco Board, or the Chief Executive Officer of Pubco, which could delay the ability of stockholders to force consideration of a proposal or to take action, including the removal of directors;

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controlling the procedures for the conduct and scheduling of board of directors and stockholder meetings;

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the ability of the Pubco Board to amend the bylaws, which may allow the Pubco Board to take additional actions to prevent an unsolicited takeover and inhibit the ability of an acquirer to amend the bylaws to facilitate an unsolicited takeover attempt; and

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advance notice procedures with which stockholders must comply to nominate candidates to the Pubco Board or to propose matters to be acted upon at a stockholders’ meeting, which could preclude stockholders from bringing matters before annual or special meetings of stockholders and delay changes in the Pubco Board, and also may discourage or deter a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to obtain control of Pubco.

These provisions, alone or together, could delay or prevent hostile takeovers and changes in control or changes in the Pubco Board or management, that stockholders may consider to be in their best interests.
Pubco’s Proposed Certificate of Incorporation will designate a state or federal court located within the State of Delaware as the sole and exclusive forum for substantially all disputes between Pubco and its stockholders, which could limit Pubco’s stockholders’ ability to obtain a favorable judicial forum for disputes with Pubco or its directors, officers, stockholders, employees, or agents.
The Proposed Certificate of Incorporation, which will be in effect upon consummation of the Domestication, provides that, unless Pubco consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of Pubco, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee, or agent of Pubco to Pubco or Pubco’s stockholders, (iii) any action arising pursuant to any provision of the DGCL or the Proposed Certificate of Incorporation or Proposed Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim against Pubco governed by the internal affairs doctrine. The foregoing provisions will not apply to any claims arising under the Securities Act or the Exchange Act and, unless Pubco consents in writing to the selection of an alternative forum, the federal district courts of the United States will be the sole and exclusive forum for resolving any action asserting a claim arising under the Securities Act or the Exchange Act.
These choice of forum provisions in the Proposed Certificate of Incorporation may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Pubco or any of Pubco’s directors, officers, or other employees, which may discourage lawsuits with respect to such claims. There is uncertainty as to whether a court would enforce such provisions, and the enforceability of similar choice of forum provisions in other companies’ charter documents has been challenged in legal proceedings. It is possible that a court could find these types of provisions to be inapplicable or unenforceable, and if a court were to find the choice of forum provision contained in the Proposed Certificate of Incorporation to be inapplicable or unenforceable in an action, Pubco may incur additional costs associated with resolving such action in other jurisdictions, which could harm Pubco’s business, results of operations, and financial condition.

Risks Related to the Business Combination and IWAC
Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect IWAC’s business, including its ability to complete the Business Combination, and results of operations.
IWAC is subject to laws and regulations enacted by national, regional and local governments. In particular, IWAC is required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on IWAC’s business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on IWAC’s business, including its ability to complete the Business Combination, and results of operations.
On March 30, 2022, the SEC issued proposed rules relating to, among other items, enhancing disclosures in business combination transactions involving SPACs and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; effectively limiting the use of projections in SEC filings in connection with proposed business combination transactions; increasing the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940. Some of these rules were adopted by the SEC on January 24, 2024 and will apply to us and may materially adversely affect IWAC’s ability to consummate the Business Combination and may increase the costs and time related thereto as well as to Pubco.
Since we have not consummated our initial Business Combination by December 13, 2024, our securities have been delisted from the NYSE. Such delisting could have a material adverse effect on the trading of our securities and may adversely affect our ability to consummate an initial Business Combination
On December 13, 2024, IWAC received written notice from the NYSE indicating that the staff of NYSE Regulation had determined to commence proceedings to delist IWAC’s securities from the NYSE due to IWAC’s failure to consummate a business combination within the shorter of (i) the time period specified by its constitutive documents or by contract or (ii) three years following the closing of IWAC’s initial public offering. Trading in IWAC’s securities was suspended immediately after market close on December 13, 2024 (the “Trading Suspension”). Following Trading Suspension, IWAC’s units, Class A ordinary shares and warrants became eligible to trade on the OTC Markets under the ticker symbols “WELUF,” “WELNF,” and “WELWF,” respectively.
On January 16, 2025, the NYSE filed a Form 25, formally removing IWAC’s securities from the NYSE.
In all cases, IWAC and Btab are diligently working to satisfy or waive applicable closing conditions to complete the Business Combination and to effect trading of Pubco on Nasdaq as soon as practicable. Although the parties intend to complete the Business Combination as soon as practicable, it is uncertain if PubCo will be able to meet Nasdaq’s initial listing requirements to list its securities on Nasdaq.
If (i) Pubco is not able to list its securities on Nasdaq or another national securities exchange, (ii) the parties to the Business Combination Agreement waive applicable listing conditions as a condition to the Closing and (iii) the Business Combination closes and shareholders receive unlisted shares, then Pubco expects that its securities could potentially be quoted on an over-the-counter market. If this were to occur, Pubco could face significant material adverse consequences (along with IWAC, which is currently delisted and may suffer such adverse consequences), including:
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no longer being attractive as a merger partner;

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an inability to meet a condition to closing the Business Combination;

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a limited availability of market quotations for our securities;

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reduced liquidity for our securities;

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a determination that our Ordinary Shares are a “penny stock,” which will require brokers trading in our Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

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no longer being “covered securities,” as further described below;

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a limited amount of news and analyst coverage; and

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a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the state of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on the NYSE, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities.
Our Current Sponsor has agreed to vote in favor of the Business Combination, regardless of how our Public Shareholders vote.
Unlike some other blank check companies in which the initial shareholders agree to vote their shares in accordance with the majority of the votes cast by the Public Shareholders in connection with an initial business combination, the Current Sponsor has agreed, among other things to vote all of the Current Sponsor’s IWAC Class B ordinary shares and all other equity securities of IWAC entitled to vote on the matter that the Current Sponsor holds (if any), in each case, of record or beneficially as of the date of the Sponsor Letter Agreement, or of which the Current Sponsor acquires record or beneficial ownership after the date of the Sponsor Letter Agreement hereof and prior to the Record Date for the Extraordinary General Meeting (such IWAC Class B ordinary shares and such other equity securities, collectively, the “Subject Purchaser Equity Securities”) in favor of the transaction proposals and against any action, proposal, transaction, agreement or other matter presented at the Meeting that would reasonably be expected to (a) result in a breach of IWAC’s covenants, agreements or obligations under the Business Combination Agreement, (b) cause any of the conditions to the Closing set forth in Sections 6.1 or 6.3 of the Business Combination Agreement not to be satisfied or (c) otherwise materially impede, materially interfere with, materially delay, materially discourage, materially and adversely affect or materially inhibit the timely consummation of, the transactions contemplated by the Business Combination Agreement. No consideration was provided to the Current Sponsor in exchange for agreeing to vote in favor of the Business Combination.
As of the date of this joint proxy statement/information statement/prospectus, the Current Sponsor owns approximately 49.3% of the issued and outstanding IWAC ordinary shares.
If IWAC is deemed to be an investment company for purposes of the Investment Company Act, it could be forced to liquidate and investors in IWAC would not be able to participate in any benefits of owning shares in Pubco, including the potential appreciation of Pubco’s shares following the Business Combination and IWAC’s warrants would expire worthless.
IWAC’s net proceeds of the sale of the Units in the IPO and the sale of the Private Placement Warrants were placed in the Trust Account located in the United States and invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by IWAC meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by IWAC, until the earlier of (i) the completion of a business combination and (ii) IWAC’s liquidation. However, to mitigate the risk of IWAC being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), on January 5, 2024, IWAC instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust

Account, to liquidate the money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in a demand deposit account in a bank until the earlier of consummation of the Business Combination or liquidation, as reflected in the amendment to IWAC’s investment management trust agreement.
The holding of these assets in this form, however, is intended to be temporary and for the sole purpose of facilitating the intended business combination. By restricting the investment of the proceeds in this manner, and by focusing its directors’ and officers’ time toward, and operating its business for the purpose of, acquiring and growing businesses for the long term (rather than buying and selling businesses in the manner of a merchant bank or private equity fund or investing in assets for the purpose of achieving investment returns on such assets), IWAC intends to avoid being deemed an “investment company” within the meaning of the Investment Company Act. Further, investing in IWAC’s securities is not intended for persons who are seeking a return on investments in government securities or investment securities. Instead, the Trust Account is intended as a holding place for funds pending the earliest to occur of either: (i) the completion of IWAC’s initial business combination; (ii) the redemption of any IWAC Public Shares properly submitted in connection with a shareholder vote to amend the Existing Organizational Documents of IWAC (A) to modify the substance or timing of its obligation to allow redemption in connection with the Business Combination or to redeem 100% of its Public Shares if IWAC does not complete the Business Combination within the completion window or (B) with respect to any other material provisions relating to the rights of holders of IWAC Class A Ordinary Shares or pre-initial business combination activity; or (iii) absent the Business Combination within the completion window, IWAC’s return of the funds held in the Trust Account to its Public Shareholders as part of its redemption of the Public Shares. If IWAC does not invest the proceeds as described above, it may be deemed to be subject to the Investment Company Act.
If IWAC is deemed to be an investment company for purposes of the Investment Company Act and found to have been operating as an unregistered investment company, IWAC may not be able to consummate the Business Combination and may be required to change its operations, wind down its operations or register as an investment company under the Investment Company Act. In addition, its activities may be restricted, including (i) restrictions on the nature of its investments; and (ii) restrictions on the issuance of securities, each of which may make it difficult for IWAC to complete its Business Combination.
In addition, IWAC may have imposed upon it burdensome requirements, including: (i) registration as an investment company; (ii) adoption of a specific form of corporate structure; and (iii) reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.
In order not to be regulated as an investment company under the Investment Company Act, unless IWAC can qualify for an exclusion, IWAC must ensure that it is engaged primarily in a business other than investing, reinvesting or trading in securities and that its activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of its total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. IWAC is mindful of the SEC’s investment company definition and guidance and intends to complete an initial business combination with an operating business, such as the Business Combination with Btab, and not with an investment company, or to acquire minority interests in other businesses exceeding the permitted threshold.
Earlier this year, the SEC provided guidance that the determination of whether a SPAC, like IWAC, is an “investment company” under the Investment Company Act is a facts and circumstances determination requiring individualized analysis and depends on a variety of factors, including a SPAC’s duration, asset composition, business purpose and activities. When applying these factors to IWAC, IWAC does not believe that its principal activities will subject it to the Investment Company Act. To this end, IWAC was formed for the purpose of completing an initial business combination with one or more businesses, such as the Business Combination with Btab. Since IWAC’s inception, its business has been and will continue to be focused on identifying and completing the Business Combination with Btab, or another initial business combination, and thereafter, operating the post-transaction business or assets for the long term. Further, IWAC does not plan to buy businesses or assets with a view to resale or profit from their resale and it does not plan to buy unrelated businesses or assets or to be a passive investor.

IWAC is aware of litigation claiming that certain SPACs should be considered investment companies. Although IWAC believes that these claims are without merit, it cannot guarantee that IWAC will not be deemed to be an investment company and thus subject to the Investment Company Act. If IWAC were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which it has not allotted funds and may hinder its ability to complete the Business Combination or may result in its liquidation. If IWAC is unable to complete the Business Combination within the required time period under its organizational documents, its public shareholders may receive only approximately $12.78 per public share which is based on estimates as of November 3, 2025, upon the liquidation of its Trust Account. If IWAC is forced to liquidate as a result of the foregoing, investors in IWAC would not be able to participate in any benefits of owning shares in Pubco, including the potential appreciation of the Pubco Class A Shares following the Business Combination and IWAC’s warrants would expire worthless.
The consummation of the Business Combination is subject to a number of conditions, and if those conditions are not satisfied or waived, the Business Combination Agreement may be terminated in accordance with its terms and the Business Combination may not be completed.
The Business Combination Agreement conditions closing of the Business Combination to a number of conditions, including but not limited to, approval of the Business Combination Agreement by Btab shareholders, approval of the proposals required to effect the Business Combination by IWAC shareholders, receipt of certain regulatory approvals, effectiveness of the registration statement of which this joint proxy statement/information statement/prospectus is a part, approval of the shares of Pubco Class A Common Shares to be issued to Btab shareholders for listing on NYSE, the accuracy of the representations and warranties by both parties (subject to the materiality standards set forth in the Business Combination Agreement), and the performance by both parties of their covenants and agreements (subject to the materiality standards set forth in the Business Combination Agreement). These closing conditions may not be fulfilled in a timely manner or at all, and, accordingly, the Business Combination may not be completed. In addition, the parties can mutually decide to terminate the Business Combination Agreement at any time, before or after shareholder approvals, or IWAC or Btab may elect to terminate the Business Combination Agreement in certain other circumstances.
The Sponsors paid nominal consideration for the founder shares they hold. As a result, the Current Sponsor may make a substantial profit if the Business Combination is consummated, even if the shares held by IWAC’s Public Shareholders lose substantial value. For this reason, the Current Sponsor may have a strong economic incentive to approve and complete the Business Combination, even if the Business Combination arguably may not be in the best interests of IWAC’s Public Shareholders.
The personal and financial interests of IWAC’s Sponsor, officers and directors may influence or have influenced their motivation in identifying and selecting a target for an initial business combination, their support for completing the Business Combination and the operation of Pubco following the Business Combination.
IWAC’s Current Sponsor owns 2,000,000 Class B ordinary shares, which were initially acquired by the Prior Sponsor prior to IWAC’s IPO for a purchase price of $0.008 per share, and IWAC’s officers have pecuniary interests in such ordinary shares through indirect ownership interests in the Sponsor. Such shares had an aggregate market value of approximately $25.1 million based on the quoted price of $12.55 per share on the OTC on November 3, 2025. The Existing Organizational Documents require IWAC to complete an initial business combination (which will be the Business Combination should it occur) by December 15, 2025, unless extended by IWAC’s shareholders (the “Combination Period”). If an initial business combination is not completed and IWAC is forced to wind up, dissolve and liquidate in accordance with the Existing Organizational Documents, the 2,000,000 Class B ordinary shares currently held by the Current Sponsor will be worthless (as the holders have waived liquidation rights with respect to such ordinary shares).
IWAC’s Prior Sponsor, Current Sponsor, directors and officers, and their respective affiliates have incurred significant out-of- pocket expenses in connection with performing due diligence on suitable targets for business combinations and the negotiation of the Business Combination. At the Closing of the Business

Combination, IWAC’s Current Sponsor, directors and officers, and their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on IWAC’s behalf such as identifying potential target businesses and performing due diligence on suitable targets for business combinations. If an initial business combination is not completed prior to December 15, 2025 (or such later date as approved by IWAC’s shareholders), IWAC’s Current Sponsor, directors and officers, or any of their respective affiliates will not be eligible for any such reimbursement. In March 2023, the Prior Sponsor issued an unsecured promissory note to the Company (the “Extension Note”) in connection with the extension payment made by the Prior Sponsor to extend the Combination Period from March 13, 2023 to June 13, 2023. The Extension Note is non-interest bearing and payable on the earlier of the date the business combination is consummated or the liquidation of IWAC. As of December 31, 2023, IWAC had borrowed $1,150,000, the maximum amount under the Extension Note.
In June 2023, the Prior Sponsor issued an additional unsecured promissory note to IWAC (the “Second Extension Note”) in connection with the shareholder approval to extend the Combination Period from June 13, 2023 for up to an additional six months to December 13, 2023. The Second Extension Note is non-interest bearing and payable on the earlier of the date the business combination is consummated or the liquidation of IWAC. The Second Extension Note has a principal amount up to $960,000, of which the Company has borrowed $640,000 as of December 31, 2023 to pay for four of six additional extensions from June 13, 2023 to October 13, 2023. Sriram Associates, LLC (“Sriram”) assumed the monthly extension deposits and a designee and affiliate of Sriram paid for the final two extension deposits to extend the time which the Company has to complete an initial Business Combination from October 13, 2023 to December 13, 2023, contributing $320,000 to the Trust Account.
In December 2023, IWAC issued a promissory note (the “Third Extension Note”) in the aggregate principal amount of up to $1,500,000 to Sriram, pursuant to which Sriram agreed to loan IWAC up to $1,500,000 in connection with the extension of the Combination Period from December 13, 2023 to December 13, 2024. The Third Extension Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of IWAC’s initial business combination, and (b) the date of the liquidation of IWAC. As of December 31, 2023, the Company has not borrowed any amounts under the Third Extension Note. On June 18, 2024, Sriram assigned the Third Extension Note to the Current Sponsor, as assignee.
On January 14, 2025, IWAC amended the Third Extension Note to increase the principal amount to up to $4,000,000 to the Current Sponsor, pursuant to which the Current Sponsor may elect to convert up to a maximum amount of $1.5 million of the unpaid principal balance under such amended promissory note relating to working capital expenses into such number of ordinary shares (the “Conversion Shares”) equal to: (x) the portion of the principal amount of such amended promissory note being converted divided by (y) the conversion price of One Dollar ($1.00), rounded up to the nearest whole number of ordinary shares. Additionally, pursuant to the Third Extension Note, as amended, the remaining up to $2.5 million, if advanced for purposes of extending period in which IWAC may complete its initial business combination, may be converted pursuant to the same formula.
The exercise of IWAC’s directors’ and executive officers’ discretion in agreeing to changes or waivers in the terms of the Business Combination may result in a conflict of interest when determining whether changes to the terms of the Business Combination or waivers of conditions are appropriate and in IWAC’s shareholders’ best interest.
In the period leading up to the closing of the Business Combination, events may occur that, pursuant to the Business Combination Agreement, may require IWAC to agree to amend the Business Combination Agreement, to consent to certain actions taken by Btab or to waive rights that IWAC is entitled to under the Business Combination Agreement. Such events could arise because of changes in the course of Btab’s business, a request by Btab to undertake actions that would otherwise be prohibited by the terms of the Business Combination Agreement or the occurrence of other events that would have a material adverse effect on Btab’s business and would entitle IWAC to terminate the Business Combination Agreement. In any of such circumstances, it would be at IWAC’s discretion, acting through its board of directors, to grant its consent or waive those rights. The existence of financial and personal interests of one or more of the directors described in the preceding risk factors may result in a conflict of interest on the part of such director(s) between what he or they may believe is best for IWAC and its shareholders and what he or they may believe is best for himself or themselves in determining whether or not to take the requested action. As of the date of this joint proxy statement/information statement/prospectus, IWAC does not believe there will be any changes or waivers that IWAC’s directors and executive officers would be likely to make after shareholder approval of the Business Combination Proposal has been obtained. While certain changes could be made without further shareholder approval, IWAC will circulate a new or amended joint proxy statement/information statement/prospectus and resolicit IWAC’s shareholders if changes to the terms of the transaction that would have a material impact on its shareholders are required prior to the vote on the Business Combination Proposal.
Some of the Btab and IWAC officers and directors may be argued to have conflicts of interest that may influence them to support or approve the Business Combination without regard to your interests.
Certain officers and directors of Btab and IWAC participate in arrangements that provide them with interests in the Business Combination that may be different from yours, including, among others, the continued service as an officer or director of Pubco, severance benefits, equity grants, continued indemnification and the potential ability to sell an increased number of shares of common stock of Pubco. If the Business Combination is not consummated and IWAC is forced to wind up, dissolve and liquidate in accordance with the Existing Organizational Documents. Accordingly, the Current Sponsor and IWAC’s current executive officers and directors, have interests that may be different from, or in addition to, your interests as a shareholder. These interests, among others, may influence the officers and directors of IWAC and Btab to support or approve the Business Combination.
A portion of our total outstanding shares are restricted from immediate resale but may be sold into the market in the near future. This could cause the market price of our common stock to drop significantly, even if Pubco’s business is doing well.
Sales of a substantial number of shares of the common stock in the public market could occur at any time. These sales, or the perception in the market that the holders of a large number of shares intend to sell shares, could reduce the market price of the common stock. While the Current Sponsor has agreed, and will continue to be subject, to certain restrictions regarding the transfer of the common stock, these shares may be sold after the expiration of the applicable restrictions. Pubco may file one or more registration statements prior to or shortly after the closing of the Business Combination to provide for the resale of such shares from time to time. As restrictions on resale end and the registration statements are available for use, the market price of the common stock could decline if the holders of currently restricted shares sell them or are perceived by the market as intending to sell them.
Subsequent to the completion of the Business Combination, Pubco may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition and its share price, which could cause you to lose some or all of your investment.
IWAC cannot assure you that the due diligence IWAC has conducted on Pubco will reveal all material issues that may be present with regard to Pubco, or that factors outside of IWAC’s or Pubco’s control will not later arise. As a result of unidentified issues or factors outside of IWAC’s or Pubco’s control, Pubco may be forced to later write-down or write-off assets, restructure operations, or incur impairment or other charges that could result in reporting losses. Even if IWAC’s due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with the preliminary risk analysis conducted by IWAC. Even though these charges may be non-cash items that would not have an immediate impact on Pubco’s liquidity, the fact that Pubco reports charges of this nature could contribute to negative market perceptions about Pubco or its securities. In addition, charges of this nature may cause Pubco to violate leverage or other covenants to which it may be subject. Accordingly, any shareholders who choose to remain shareholders following the Business Combination could suffer a reduction in the value of their shares from any such write-down or write-downs.

Btab has been and may continue to be subject to changing economic or market conditions.
The IWAC Board, based in part on the unanimous recommendation of the Special Committee, in May 2024 approved IWAC’s entry into the Business Combination Agreement and the Business Combination, and has unanimously recommended IWAC’s shareholders vote or give instruction to vote “FOR” each of these Proposals. Shareholders should be aware that since that date Btab’s business has been and will continue to be subject to changing economic or market conditions and a number of other events and factors such as those listed in “Risk Factors — Risks Related to Btab’s Business”, many of which are beyond IWAC’s and Btab’s control. Such adverse or changing economic or market conditions and other events and factors may adversely affect Pubco’s business, financial condition and results of operations and/or the stock price of Pubco following the Business Combination.
IWAC’s Public Shareholders will experience dilution due to the issuance to existing Btab equity holders of securities entitling them to a significant voting stake in Pubco.
Based upon the assumptions described under the section entitled “Unaudited Pro Forma Condensed Combined Financial Information,” IWAC’s current Public Shareholders and the Current Sponsor would hold in the aggregate approximately 3.6% and 16.7%, respectively, of the outstanding economic interests in Pubco (in each case, assuming no redemptions by IWAC’s public shareholders), following the consummation of the Business Combination. Assuming maximum redemptions by IWAC’s Public Shareholders and subject to the other assumptions described under the section entitled “Unaudited Pro Forma Condensed Combined Financial Information,” IWAC’s Public Shareholders and the Current Sponsor would hold in the aggregate approximately 0% and 17.3%, respectively, of the outstanding economic interests in Pubco following the consummation of the Business Combination. Without limiting the other assumptions described under the section entitled “Unaudited Pro Forma Condensed Combined Financial Information,” these ownership percentages do not take into account:
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any warrants or options to purchase the common stock that will be outstanding following the Business Combination; and

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any equity awards that may be issued by Pubco.

If any ordinary shares are redeemed in connection with the Business Combination, the percentage of Pubco’s outstanding voting stock held by the current holders of IWAC will decrease relative to the percentage held if none of the ordinary shares are redeemed. To the extent that any of the outstanding warrants are exercised, IWAC’s existing shareholders may experience substantial dilution. Public Shareholders will also experience dilution in ownership of Pubco after the Closing as a result of future equity and equity-linked issuances by Pubco, which the Company may grant or issue from time to time.
IWAC has no operating history and is subject to a mandatory liquidation and subsequent dissolution requirement. As such, there is a risk that IWAC will be unable to continue as a going concern if it does not consummate an initial business combination by December 15, 2025 (unless extended by IWAC’s shareholders). If IWAC is unable to effect an initial business combination by December 15, 2025, IWAC will be forced to liquidate and its warrants will expire worthless.
IWAC is a blank check company, and as it has no operating history and is subject to a mandatory liquidation and subsequent dissolution requirement, there is a risk that IWAC will be unable to continue as a going concern if it does not consummate an initial business combination by December 15, 2025 (unless extended by IWAC shareholders). Unless IWAC amends its Existing Organizational Documents and certain other agreements into which IWAC has entered to expand the life of IWAC, if IWAC does not complete an initial business combination by December 15, 2025, IWAC will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares on a pro rata basis, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to IWAC net of taxes payable, if any, divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of IWAC’s remaining shareholders and its board of directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to IWAC’s warrants, which will expire and be worthless if IWAC fails to consummate an initial business combination by December 15, 2025, or such later date as may be approved by IWAC’s shareholders. The Existing Organizational Documents provide that, if it winds up for any other reason prior to the consummation of the initial business combination, IWAC will follow the foregoing procedures with respect to the liquidation of the Trust Account as promptly as reasonably possible but not more than ten business days thereafter, subject to applicable Cayman Islands law. In such case, based on the amount of funds on deposit in the Trust Account as of November 3, 2025, IWAC’s Public Shareholders would receive only approximately $12.78 per Public Share upon the redemption of their shares and their warrants would expire worthless.
Because the market price of shares of Pubco common stock will fluctuate, Btab’s stockholders cannot be certain of the value of the merger consideration they will receive until the Closing of the Business Combination.
Upon completion of the Business Combination, each share of Btab common stock will be converted into the right to receive shares of Pubco common stock. The stock component of the merger consideration that Btab stockholders will receive is a fixed number of shares of Pubco common stock; it is not a number of shares with a particular fixed market value. The market price of Pubco common stock at the Closing of the Business Combination may vary significantly from its price on the date the Business Combination Agreement was executed or on other dates. Stock price changes may result from a variety of factors, including changes in the business, operations, or prospects of IWAC, regulatory considerations, and general business, market, industry, or economic conditions. Many of these factors are outside of the control of IWAC and Btab.
IWAC has a limited ability to assess the management of Btab’s business and, as a result, cannot assure you that Btab’s management has all the skills, qualifications, or abilities to manage a public company.
IWAC’s ability to assess Btab’s management may be limited due to a lack of time, resources, or information. IWAC’s assessment of the capabilities of Btab’s management, therefore, may prove to be incorrect, and Btab management may lack the skills, qualifications, or abilities that IWAC believed Btab management had. Should Btab’s management not possess the skills, qualifications, or abilities necessary to manage a public company, the operations and profitability of Pubco post-Business Combination may be negatively impacted.
IWAC shareholders will have a reduced ownership and voting interest after the Business Combination and will exercise less influence over management.
Upon the issuance of the shares of Pubco common stock to Btab shareholders, the percentage ownership of current IWAC shareholders will be diluted. Additionally, of the expected five members of the Pubco Board after the completion of the Business Combination, two will be appointed by IWAC prior to the Closing. Because of this, current IWAC shareholders, as a group, will have less influence on the directors, management, and policies of Pubco than they now have on the board of directors, management, and policies of IWAC.
The market price of Pubco’s common stock may decline as a result of the Business Combination.
The market price of Pubco’s common stock may decline as a result of the Business Combination for a number of reasons including, without limitation, if:
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investors react negatively to the prospects of Pubco’s business and the prospects of the Business Combination;

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the effect of the Business Combination on Pubco’s business and prospects is not consistent with the expectations of financial or industry analysts; or

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Pubco does not achieve the perceived benefits of the Business Combination as rapidly or to the extent anticipated by financial or industry analysts.

Pubco’s stock price may change significantly following the Business Combination due to factors different from those currently affecting the prices of IWAC’s ordinary shares, and you could lose all or part of your investment as a result.
The trading price of Pubco’s common stock is likely to be volatile. The stock market recently has experienced extreme volatility. This volatility often has been unrelated or disproportionate to the operating performance of particular companies. You may not be able to resell your shares of the Pubco common stock at an attractive price due to a number of factors such as those listed in “Risk Factors — Risks Related to Btab, Inc.’s Business and to Pubco’s Business Following the Business Combination —” and the following:
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results of operations that vary from the expectations of securities analysts and investors;

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results of operations that vary from those of the Pubco’s competitors;

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changes in expectations as to the Pubco’s future financial performance, including financial estimates and investment recommendations by securities analysts and investors;

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declines in the market prices of stocks generally;

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strategic actions by Pubco or its competitors;

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announcements by Pubco or its competitors of significant contracts, acquisitions, joint ventures, other strategic relationships or capital commitments;

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any significant change in Pubco’s management;

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changes in general economic or market conditions or trends in Pubco’s industry or markets;

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changes in business or regulatory conditions, including new laws or regulations or new interpretations of existing laws or regulations applicable to Pubco’s business;

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future sales of Pubco’s common stock or other securities;

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investor perceptions of the investment opportunity associated with Pubco’s common stock relative to other investment alternatives;

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the public’s response to press releases or other public announcements by Pubco or third parties, including Pubco’s filings with the SEC;

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litigation involving Pubco, Pubco’s industry, or both, or investigations by regulators into the Pubco Board, Pubco’s operations or those of Pubco’s competitors;

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guidance, if any, that Pubco provides to the public, any changes in this guidance or Pubco’s failure to meet this guidance;

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the development and sustainability of an active trading market for Pubco’s common stock;

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actions by institutional or activist stockholders;

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changes in accounting standards, policies, guidelines, interpretations or principles; and

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other events or factors, including those resulting from pandemics, natural disasters, war, acts of terrorism or responses to these events.

These broad market and industry fluctuations may adversely affect the market price of Pubco’s common stock, regardless of Pubco’s actual operating performance. In addition, price volatility may be greater if the public float and trading volume of Pubco’s common stock is low.
Because there are no current plans to pay cash dividends on Pubco’s common stock for the foreseeable future, you may not receive any return on investment unless you sell your IWAC shares or Pubco common stock at a price greater than what you paid for it.
Pubco intends to retain future earnings, if any, for future operations, expansion and debt repayment and there are no current plans to pay any cash dividends for the foreseeable future. IWAC has not paid any cash dividends on its ordinary shares to date and does not intend to pay cash dividends prior to the completion of the Business Combination. Whether Pubco is able to pay cash dividends in the future will depend on its revenues and earnings, if any, as well its capital requirements and general financial condition subsequent to the Business Combination. The payment and amount of any cash dividends subsequent to the Business Combination will be entirely within the discretion of the Pubco Board at such time. The Pubco Board may take into account general and economic conditions, Pubco’s financial condition and results of operations, Pubco’s available cash and current and anticipated cash needs, capital requirements, contractual, legal, tax and regulatory restrictions, implications of the payment of dividends by Pubco to its stockholders or by its subsidiaries to it and such other factors as the Pubco Board may deem relevant. Additionally, Pubco’s ability to declare dividends may also be limited by restrictive covenants pursuant to any debt. As a result, you may not receive any return on an investment in Pubco common stock unless you sell your Pubco common stock for a price greater than that which you paid for it.
If the Adjournment Proposal is not approved, and an insufficient number of votes have been obtained to authorize the consummation of the Business Combination, the IWAC Board will not have the ability to adjourn the Meeting in order to solicit further votes, and, therefore, the Business Combination will not be approved.
The IWAC Board is seeking approval to adjourn the Meeting if at the Extraordinary General Meeting, if necessary, at the IWAC Board’s discretion. If the Adjournment Proposal is not approved, the IWAC Board may not have the ability to adjourn the Extraordinary General Meeting to a later date and, therefore, may not have sufficient time to solicit votes to approve consummation of the Business Combination, which would not be completed.
The unaudited pro forma condensed combined financial information included in this joint proxy statement/information statement/prospectus is for illustrative purposes only and the actual financial condition and results of operations after the Business Combination may differ materially.
The unaudited pro forma financial information included herein is presented for illustrative purposes only and is not necessarily indicative of what Pubco’s actual financial position or results of operations would have been had the Business Combination been completed on the date(s) indicated. The preparation of the pro forma financial information is based upon available information and certain assumptions and estimates that IWAC and Btab currently believe are reasonable. The unaudited pro forma condensed combined financial information for Pubco following the Business Combination in this joint proxy statement/information statement/prospectus is presented for illustrative purposes only and is not necessarily indicative of what our actual financial position or results of operations would have been had the Business Combination been completed on the dates indicated. See “Unaudited Pro Forma Condensed Combined Financial Information” for more information.
In addition, the assumptions used in preparing the pro forma financial information may not prove to be accurate and other factors may affect Pubco’s financial condition or results of operations following the Closing. Any potential decline in Pubco’s financial condition or results of operations may cause significant variations in the stock price of Pubco.
We cannot assure you that the Pubco Class A common stock will be approved for listing on Nasdaq or that Pubco will be able to comply with the continued listing standards of Nasdaq.
In connection with the closing, Pubco intends to list the Pubco Class A common stock and warrants on Nasdaq under the symbols “BTAB” and “BTABW,” respectively. Pubco’s continued eligibility for listing may depend on the number of IWAC ordinary shares that are redeemed. If, after the Business Combination, Nasdaq delists the Pubco Class A common stock from trading on its exchange for failure to meet the listing standards and Pubco is not able to list such securities on another national securities exchange, Pubco expects such securities could be quoted on an over-the-counter market. If this were to occur, Pubco and its stockholders could face significant material adverse consequences including:
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a limited availability of market quotations for Pubco’s securities;

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reduced liquidity for Pubco’s securities;

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a determination that the Pubco Class A common stock is a “penny stock,” which will require brokers trading the Pubco common stock to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for shares of Pubco common stock;

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a limited amount of news and analyst coverage; and

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a decreased ability to issue additional securities or obtain additional financing in the future.

IWAC and Btab will be subject to business uncertainties while the Business Combination is pending.
Uncertainty about the closing or effect of the Business Combination may affect the relationship between IWAC and Btab and their respective suppliers, users, distributors, licensors, and licensees during the pendency of the Business Combination. Any such impact may have an adverse effect on IWAC or Btab, and consequently on Pubco. These uncertainties may cause parties that deal with IWAC or Btab to seek to change existing business relationships with them and to delay or defer decisions concerning IWAC or Btab. Changes to existing business relationships, including termination or modification, could negatively affect each of IWAC’s and Btab’s revenue, earnings and cash flow, as well as the market price of IWAC’s ordinary shares. Adverse effects arising from the pendency of the Business Combination could be exacerbated by any delays in closing of the Business Combination or termination of the Business Combination Agreement.
Additionally, the attention of IWAC’s and Btab’s management may be directed towards the completion of the Business Combination, including obtaining regulatory approvals and other transaction- related considerations, and may be diverted from the day-to-day business operations of IWAC and Btab, as applicable, and matters related to the Business Combination may require commitments of time and resources that could otherwise have been devoted to other opportunities that might have been beneficial to IWAC and Btab, as applicable. Further, the Business Combination may give rise to potential liabilities, including as a result of pending and future stockholder lawsuits relating to the Business Combination. Any of these matters could adversely affect the businesses, financial condition, or results of operations of IWAC and Btab.
During the pendency of the Business Combination, IWAC and Btab may not be able to enter into a business combination with another party because of restrictions in the Business Combination Agreement, which could adversely affect their respective businesses. Furthermore, certain provisions of the Business Combination Agreement may discourage third parties from submitting alternative takeover proposals, including proposals that may be superior to the arrangements contemplated by the Business Combination Agreement.
Covenants in the Business Combination Agreement impede the ability of IWAC and Btab to make acquisitions or complete other transactions that are not in the ordinary course of business pending completion of the Business Combination. As a result, if the Business Combination is not completed, the parties may be at a disadvantage to their competitors during that period. In addition, while the Business Combination Agreement is in effect, each party is generally prohibited from soliciting, initiating, encouraging or entering into certain extraordinary transactions, such as a merger, sale of assets or other business combination outside the ordinary course of business, with any third party. Any such transactions could be favorable to such party’s shareholders or stockholders, respectively.
Third parties may terminate or alter existing contracts or relationships with IWAC or Btab.
IWAC and Btab have contracts with distributors, affiliates, landlords, licensors, and other business partners that may require IWAC or Btab, as applicable, to obtain consent from these other parties in connection with the Business Combination. If these consents cannot be obtained, the counterparties to these contracts and other third parties with which IWAC or Btab currently have relationships may have the ability to terminate, reduce the scope of, or otherwise materially adversely alter their relationships with either or both parties in anticipation of the Business Combination, or with Pubco following the Business Combination. The pursuit of such rights may result in IWAC, Btab, or Pubco suffering a loss of potential future revenue or incurring liabilities in connection with a breach of such agreements and losing rights that are material to its business. Any such disruptions could limit Pubco’s ability to achieve the anticipated benefits of the Business Combination. The adverse effect of such disruptions could also be exacerbated by a delay in the closing of the Business Combination or the termination of the Business Combination Agreement.

Termination of the Business Combination Agreement could negatively impact IWAC and Btab.
If the Business Combination is not completed for any reason, including as a result of Btab stockholders declining to adopt the Business Combination Agreement and related proposals or IWAC shareholders declining to approve the proposals required to effect the Business Combination, the ongoing businesses of Btab and IWAC may be adversely impacted and, without realizing any of the anticipated benefits of completing the Business Combination, Btab and IWAC would be subject to a number of risks, including the following:
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Btab or IWAC may experience negative reactions from the financial markets, and IWAC may experience a negative reaction to its stock price (including to the extent that current market prices reflect a market assumption that the Business Combination will be completed);

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Btab may experience negative reactions from its users, vendors, and employees;

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Btab and IWAC will have incurred substantial expenses and will be required to pay certain costs relating to the Business Combination, whether or not the Business Combination is completed; and

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since the Business Combination Agreement restricts the conduct of Btab’s and IWAC’s businesses prior to the completion of the Business Combination, each of Btab and IWAC may not have been able to take certain actions during the pendency of the Business Combination that would have benefitted it as an independent company, and the opportunity to take such actions may no longer be available. See “Proposal Three — The Business Combination Proposal — The Business Combination Agreement — Representations and Warranties.”

If the Business Combination Agreement is terminated and the Btab Board seeks another business combination, Btab stockholders cannot be certain that Btab will be able to find a party willing to offer equivalent or more attractive consideration than the consideration IWAC has agreed to provide in the Business Combination or that such other merger or business combination is completed. If the Business Combination Agreement is terminated and the IWAC Board seeks another merger or business combination, IWAC shareholders cannot be certain that IWAC will be able to find another acquisition target that would constitute a business combination or that such other merger or business combination will be completed. See “Proposal Three — The Business Combination Proposal —  The Business Combination Agreement — Termination.”
Btab directors and officers may have interests in the Business Combination different from the interests of Btab stockholders.
The executive officers of Btab negotiated the terms of the Business Combination Agreement with the executive officers of IWAC, and the Btab Board determined that entering into the Business Combination Agreement was in the best interests of Btab and its stockholders, declared the Business Combination Agreement advisable, and recommended that Btab stockholders adopt the Business Combination Agreement. In considering these facts and the other information contained in this joint proxy statement/information statement/prospectus, you should be aware that Btab executive officers and directors may have financial interests in the Business Combination that may be different from, or in addition to, the interests of Btab stockholders. The Btab Board was aware of and considered these interests, among other matters, in reaching the determination to approve the terms of the Business Combination and in recommending to Btab stockholders that they vote to approve the Business Combination. See “Proposal Three — The Business Combination Proposal — The Business Combination Agreement — Interests of Btab’s Current Sponsor, Directors and Officers in the Business Combination.”
IWAC and Btab may be materially adversely affected by negative publicity related to the proposed Business Combination and in connection with other matters.
From time to time, political and public sentiment in connection with the Business Combination and in connection with other matters could result in a significant amount of adverse press coverage and other adverse public statements affecting IWAC and Btab. Adverse press coverage and other negative publicity, whether or not driven by political or public sentiment, may also result in investigations by regulators, legislators and law enforcement officials or ultimately in legal claims. Responding to these investigations and lawsuits, regardless of the ultimate outcome of the proceeding, can divert the time and effort of senior management from the management of IWAC’s and Btab’s respective businesses.
Addressing any adverse publicity, governmental scrutiny, or enforcement or other legal proceedings is time consuming and expensive and, regardless of the factual basis for the assertions being made, could have a negative impact on the reputation of IWAC and Btab, on the morale and performance of their employees, and on their relationships with regulators. It may also have an adverse impact on their ability to take timely advantage of various business and market opportunities. The direct and indirect effects of negative publicity, and the demands of responding to and addressing it, may have a material adverse effect on IWAC’s and Btab’s respective businesses, financial condition, and results of operations.
The Business Combination Agreement and Stockholder Support Agreements contain provisions that may discourage other companies from attempting to acquire Btab for greater merger consideration.
The Business Combination Agreement and Stockholder Support Agreements contain provisions that may discourage a third party from submitting a business combination proposal to Btab that might result in greater value to Btab stockholders than the Business Combination with IWAC or may result in a potential competing acquirer proposing to pay a lower per share price to acquire Btab than it might otherwise have proposed to pay absent such provisions. These provisions include a general prohibition on Btab from soliciting, or, subject to certain exceptions, entering into discussions with any third party regarding any acquisition proposal or offers for competing transactions, and a commitment by certain Btab stockholders to vote in favor of the transactions contemplated by the Business Combination Agreement.
During the pendency of the Business Combination, IWAC will not be able to solicit, initiate or take any action to facilitate or encourage any inquiries or the making, submission or announcement of, or enter into a business combination with another party because of restrictions in the Business Combination Agreement.
During the pendency of the Business Combination, IWAC may not be able to enter into a business combination with another party because of non-solicitation provisions in the Business Combination Agreement which prohibit IWAC from soliciting other business combinations. If the Business Combination is not completed, these non-solicitation provisions will make it more difficult to complete an alternative business combination following the termination of the Business Combination Agreement due to the passage of time during which these provisions remain in effect.
Because IWAC is incorporated under the laws of the Cayman Islands, in the event the Domestication and Business Combination is not completed, you may face difficulties in protecting your interests, and your ability to protect your rights through the U.S. Federal courts may be limited.
Because IWAC is currently incorporated under the laws of the Cayman Islands, you may face difficulties in protecting your interests and your ability to protect your rights through the U.S. Federal courts may be limited prior to the Domestication. IWAC is currently registered as an exempted company under the laws of the Cayman Islands. As a result, it may be difficult for investors to effect service of process within the United States upon IWAC’s directors or officers, or enforce judgments obtained in the United States courts against IWAC’s directors or officers.
Until the Domestication is effected, IWAC’s corporate affairs are governed by the Existing Organizational Documents, the Cayman Islands Companies Act and the common law of the Cayman Islands. The rights of shareholders to take action against the directors, actions by minority shareholders and the fiduciary duties of its directors to IWAC under the laws of the Cayman Islands are to a large extent governed by the common law of the Cayman Islands. The common law of the Cayman Islands is derived in part from comparatively limited judicial precedent in the Cayman Islands as well as from English common law, the decisions of whose courts are of persuasive authority, but are not binding on a court in the Cayman Islands. The rights of IWAC’s shareholders and the fiduciary duties of its directors under Cayman Islands law are different from what they would be under statutes or judicial precedent in some jurisdictions in the United States. In particular, the Cayman Islands has a different body of securities laws as compared to the United States, and certain states, such as Delaware, may have more fully developed and judicially interpreted bodies of corporate law.

In addition, Cayman Islands exempted companies may not have standing to initiate a shareholders derivative action in a Federal court of the United States.
The courts of the Cayman Islands are unlikely (i) to recognize or enforce against IWAC judgments of courts of the United States obtained against IWAC or its directors or officers predicated upon the civil liability provisions of the federal securities laws of the United States or any state in the United States; and (ii) in original actions brought in the Cayman Islands, to impose liabilities against IWAC or its directors or officers predicated upon the civil liability provisions of the federal securities laws of the United States or any state in the United States, so far as the liabilities imposed by those provisions are penal in nature. In those circumstances, although there is currently no statutory enforcement or treaty between the United States and the Cayman Islands providing for enforcement of judgments obtained in the United States. The courts of the Cayman Islands will recognize and enforce a foreign money judgment of a foreign court of competent jurisdiction without retrial on the merits based on the principle that a judgment of a competent foreign court imposes upon the judgment debtor an obligation to pay the sum for which judgment has been given provided certain conditions are met. For a foreign judgment to be enforced in the Cayman Islands, such judgment must be final and conclusive, given by a court of competent jurisdiction (the courts of the Cayman Islands will apply the rules of Cayman Islands private international law to determine whether the foreign court is a court of competent jurisdiction), and must not be in respect of taxes or a fine or penalty, inconsistent with a Cayman Islands judgment in respect of the same matter, impeachable on the grounds of fraud or obtained in a manner, or be of a kind the enforcement of which is, contrary to natural justice or the public policy of the Cayman Islands. Furthermore, it is uncertain that Cayman Islands courts would enforce: (1) judgments of U.S. courts obtained in actions against us or other persons that are predicated upon the civil liability provisions of the U.S. federal securities laws; or (2) original actions brought against us or other persons predicated upon the Securities Act. Ogier (Cayman) LLP has informed us that there is uncertainty with regard to Cayman Islands law relating to whether a judgment obtained from the U.S. courts under civil liability provisions of the securities laws will be determined by the courts of the Cayman Islands as penal, punitive in nature. A Cayman Islands court may stay enforcement proceedings if concurrent proceedings are being brought elsewhere.
The Public Shareholders may have more difficulty in protecting their interests in the face of actions taken by management, members of the IWAC Board or controlling shareholders than they would as Public Shareholders of a United States company.
Pubco’s business and operations could be negatively affected if it becomes subject to any securities litigation or shareholder activism, which could cause Pubco to incur significant expense, hinder execution of business and growth strategy and impact its stock price.
In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Shareholder activism, which could take many forms or arise in a variety of situations, has been increasing recently. Volatility in the stock price of Pubco’s Class A common stock or other reasons may in the future cause it to become the target of securities litigation or shareholder activism. Securities litigation and shareholder activism, including potential proxy contests, could result in substantial costs and divert management’s and the board of directors’ attention and resources from Pubco’s business. Additionally, such securities litigation and shareholder activism could give rise to perceived uncertainties as to Pubco’s future, adversely affect its relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, Pubco may be required to incur significant legal fees and other expenses related to any securities litigation and activist shareholder matters. Further, its stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation and shareholder activism.
In connection with the Business Combination, the Current Sponsor, and IWAC’s directors, executive officers, advisors and their affiliates may elect to purchase Public Shares from Public Shareholders, which may influence a vote on a proposed business combination and reduce the public “float” of our ordinary shares.
In connection with the Business Combination, the Current Sponsor and the directors, executive officers, advisors or their affiliates may purchase Public Shares in privately negotiated transactions or in the open market either prior to or following the completion of our initial business combination, although they are under no obligation to do so. There is no limit on the number of Public Shares the Current Sponsor, IWAC’s directors, officers, advisors or any of their respective affiliates may purchase in such transactions, subject to compliance with applicable law. Any such privately negotiated purchases may be effected at purchase prices that are not higher than the per share pro rata portion of the Trust Account. However, other than as expressly stated herein, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase Public Shares in such transactions. None of the Current Sponsor or IWAC’s directors, officers, advisors or any of their respective affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller of such Public Shares or during a restricted period under Regulation M under the Exchange Act. Such a purchase could include a contractual acknowledgement that such shareholder, although still the record holder of such Public Shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. Such purchased shares will not be voted in favor of the Business Combination.
In the event that the Current Sponsor and the directors, executive officers, advisors or their affiliates purchase shares in privately negotiated transactions from Public Shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares. Any such purchases of our securities may result in the completion of our initial business combination that may not otherwise have been possible. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements. If such arrangements or agreements are entered into, IWAC will file a Current Report on Form 8-K prior to the Meeting to disclose any arrangements entered into or significant purchases made by any of the aforementioned persons. Any such report will include (i) the amount of shares purchased and the purchase price; (ii) the purpose of such purchases; (iii) the impact of such purchases on the likelihood that the Business Combination will be approved; (iv) the identities or characteristics of security holders who sold shares if not purchased in the open market or the nature of the sellers; and (v) the number of shares for which IWAC has received redemption requests.
In addition, if such purchases are made, the public “float” of our ordinary shares or warrants and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.
IWAC shareholders will experience immediate dilution due to the Business Combination and may experience additional dilution as a consequence of certain other transactions. Having a minority share position following the Business Combination may reduce the influence that current IWAC shareholders have on the management of Pubco.
It is anticipated that following the completion of the Business Combination and assuming (for illustrative purposes) no redemptions of outstanding Public Shares, IWAC’s current shareholders, including the Current Sponsor, the Prior Sponsor and the directors and officers will own approximately 14% of Pubco following the Mergers and existing Btab stockholders will own approximately 86% of Pubco following the Mergers.
If any IWAC Public Shareholders exercise their redemption rights in connection with the Business Combination, the ownership interest of the current IWAC shareholders in Pubco following the Mergers will decrease and the relative ownership interest of the Current Sponsor will increase. In addition, if the actual facts are different than the assumptions above (which they are likely to be), the percentage ownership retained by current IWAC shareholders in Pubco following the Mergers will be different, and non-redeeming shareholders may experience substantial dilution. Such dilution could, among other things, limit the ability of current IWAC shareholders to influence management of Pubco through the election of directors following the Business Combination.

There is no guarantee that an IWAC Public Shareholder’s decision whether to redeem its Public Shares for a pro rata portion of the Trust Account will put such shareholder in a better future economic position.
We cannot assure you as to the price at which a Public Shareholder may be able to sell the shares of Pubco common stock in the future following the completion of the Business Combination. Certain events following the consummation of any business combination, including the Business Combination, may cause an increase in the Pubco stock price, and may result in a lower value realized now than an IWAC shareholder might realize in the future had the shareholder not elected to redeem such shareholder’s Public Shares. Similarly, if an IWAC Public Shareholder does not redeem his, her, or its shares, such shareholder will bear the risk of ownership of Pubco common stock after the consummation of the Business Combination, and there can be no assurance that a shareholder can sell his, her, or its shares of Pubco common stock in the future for a greater amount than the redemption price set forth in this joint proxy statement/information statement/prospectus. An IWAC Public Shareholder should consult his, her, or its own tax or financial advisor for assistance on how this may affect its individual situation.
Furthermore, all outstanding IWAC Public Warrants will be converted into Pubco warrants in connection with the Domestication and Business Combination and will continue to be outstanding notwithstanding the actual redemptions. Pubco warrants with an aggregate value of approximately $574,425 based on the per warrant value of the IWAC Public Warrants the $0.0999 quoted price of the IWAC Public Warrants on the OTC on November 3, 2025 will be retained shareholders regardless of the level of redemptions. The potential for the issuance of a substantial number of shares of Pubco common stock upon exercise of these Pubco warrants could make Pubco less attractive to investors. Any such issuance will increase the number of issued and outstanding shares of Pubco Class A Common Shares and result in dilution to the IWAC Public Shareholders that elect not to redeem. Furthermore, the outstanding Pubco warrants could have the effect of depressing the per share price for Pubco Class A Common Shares.
If IWAC Public Shareholders fail to comply with the redemption requirements specified in this joint proxy statement/information statement/prospectus, they will not be entitled to redeem their Public Shares for a pro rata portion of the funds held in the Trust Account.
IWAC intends to comply with the U.S. federal proxy rules when conducting redemptions in connection with the Business Combination. However, despite IWAC’s compliance with these rules, if an IWAC shareholder fails to receive IWAC’s proxy materials, such shareholder may not become aware of the opportunity to redeem its IWAC ordinary shares. In addition, the proxy materials that IWAC will furnish to holders of Public Shares in connection with the Business Combination will describe the various procedures that must be complied with in order to validly tender or redeem Public Shares. In the event that a Public Shareholder fails to comply with these or any other procedures, its Public Shares may not be redeemed.
In order to exercise their redemption rights, Public Shareholders are required to deliver their Public Shares, either physically or electronically using the Depository Trust Company’s DWAC System, to IWAC’s transfer agent prior to the vote at the Extraordinary General Meeting. If a Public Shareholder properly seeks redemption as described in this joint proxy statement/information statement/prospectus and the Business Combination with Btab is consummated, IWAC will redeem these Public Shares for a pro rata portion of the funds deposited in the Trust Account and the Public Shareholder will no longer own such Public Shares following the Business Combination. See the section entitled “Extraordinary General Meeting of Shareholders — Redemption Rights” for additional information on how to exercise your redemption rights.
If you or a “group” of shareholders of which you are a part is deemed to hold an aggregate of more than 15% of the Public Shares, you (or, if a member of such a group, or all of the members of such group in the aggregate) may lose the ability to redeem all such Public Shares in excess of 15% of the Public Shares.
The Existing Organizational Documents provide that a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from seeking Redemption Rights with respect to more than an aggregate of 15% of the Public Shares sold in the IPO without our prior consent, which we refer to as the “Excess Shares.” However, we would not be restricting our shareholders’ ability to vote all of their shares (including Excess Shares) for or against the Business Combination. Your inability to redeem the Excess Shares will reduce your influence over our ability to complete the Business Combination and you could suffer a material loss on your investment in us if you sell Excess Shares in open market transactions. Additionally, you will not receive redemption distributions with respect to the Excess Shares if we complete the Business Combination. As a result, you will continue to hold that number of shares exceeding 15% and, in order to dispose of such shares, would be required to sell your shares in open market transactions, potentially at a loss.
IWAC shareholders will have their rights as stockholders governed by the organizational documents of Pubco.
As a result of the completion of the Domestication and Business Combination, holders of IWAC ordinary shares will become holders of shares of Pubco common stock, which will be governed by the organizational documents of Pubco. As a result, there will be differences between the rights currently enjoyed by IWAC shareholders and the rights of those shareholders who become Pubco stockholders. See “Comparison of Shareholder Rights Under Applicable Organizational Documents.”
If third parties bring claims against IWAC, the proceeds held in the Trust Account could be reduced and the per-share redemption amount received by IWAC shareholders may be less than $10.20 per share.
The deposit of funds in the Trust Account by IWAC may not protect those funds from third-party claims against IWAC. Although IWAC has sought to have all vendors, service providers, prospective target businesses, and other entities with which it does business execute agreements with IWAC waiving any right, title, interest, or claim of any kind in or to any monies held in the Trust Account for the benefit of the IWAC Public Shareholders, such parties may not execute such agreements, or even if they execute such agreements they may not be prevented from bringing claims against the Trust Account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility, or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with respect to a claim against IWAC’s assets, including the funds held in the Trust Account. If any third party refuses to execute an agreement waiving such claims to the monies held in the Trust Account, IWAC’s management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to IWAC than any alternative. Making such a request of potential target businesses may make IWAC’s acquisition proposal less attractive to them and, to the extent prospective target businesses refuse to execute such a waiver, it may limit the field of potential target businesses that IWAC might pursue.
Examples of possible instances where IWAC may engage a third party that refuses to execute a waiver include the engagement of a third-party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts, or agreements with IWAC and will not seek recourse against the Trust Account for any reason.
The Current Sponsor has agreed that it will be liable to IWAC if and to the extent any claims by a third party (other than IWAC’s independent auditors) for services rendered or products sold to IWAC, or a prospective target business with which IWAC has discussed entering into a transaction agreement, reduce the amount of funds in Trust Account to below (i) $10.20 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under IWAC’s indemnity of the underwriter of the IPO against certain liabilities, including liabilities under the Securities Act. Because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only third parties we currently expect to engage would be vendors such as lawyers, investment bankers, computer or information and technical services providers or prospective target businesses. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Current Sponsor will not be responsible to the extent of any liability for such third-party claims. We have not independently verified whether the Current Sponsor has sufficient funds to satisfy their indemnity obligations and believe that the Sponsor’s only assets are securities of our company; therefore, the Current Sponsor may not be able to satisfy those obligations. We have not asked the Current Sponsor to reserve for such obligations.
Therefore, IWAC cannot assure you that the Current Sponsor would be able to comply with those obligations. As a result, if any such claims were successfully made against the Trust Account, the funds available for IWAC’s initial business combination and redemptions could be reduced to less than $10.20 per Public Share. In such event, IWAC may not be able to complete its initial business combination, and IWAC shareholders would receive such lesser amount per Public Share in connection with any redemption of their Public Shares. None of IWAC’s officers will indemnify IWAC for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.
Our directors may decide not to enforce the indemnification obligations of the Current Sponsor, resulting in a reduction in the amount of funds in the Trust Account available for distribution to our Public Shareholders.
In the event that the proceeds in the Trust Account are reduced below the lesser of (i) $10.20 per share and (ii) the actual amount per share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.20 per share due to reductions in the value of the trust assets, in each case less taxes payable, and the Current Sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against the Current Sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against the Current Sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment and subject to their fiduciary duties may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the Trust Account available for distribution to our Public Shareholders may be reduced below $10.20 per share.
We may not have sufficient funds to satisfy indemnification claims of our directors and executive officers.
We agreed to indemnify our officers and directors to the fullest extent permitted by law. However, our officers and directors agreed to waive any right, title, interest or claim of any kind in or to any monies in the Trust Account and to not seek recourse against the Trust Account for any reason whatsoever (except to the extent they are entitled to funds from the Trust Account due to their ownership of Public Shares).
Accordingly, any indemnification provided will be able to be satisfied by us only if (i) we have sufficient funds outside of the Trust Account or (ii) we consummate an initial business combination (which shall be the Business Combination should it occur). Our obligation to indemnify our officers and directors may discourage shareholders from bringing a lawsuit against our officers or directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against our officers and directors, even though such an action, if successful, might otherwise benefit us and our shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against our officers and directors pursuant to these indemnification provisions.
If, after we distribute the proceeds in the Trust Account to our Public Shareholders, we file a bankruptcy or winding-up petition or an involuntary or winding-up bankruptcy petition is filed against us that is not dismissed, a bankruptcy court may seek to recover such proceeds, and the members of our board of directors may be viewed as having breached their fiduciary duties to our creditors, thereby exposing the members of our board of directors and us to claims of punitive damages.
If, after we distribute the proceeds in the Trust Account to our Public Shareholders, we file a bankruptcy or winding-up petition or an involuntary bankruptcy or winding-up petition is filed against us that is not dismissed, any distributions received by shareholders could be viewed under applicable debtor/creditor and/or bankruptcy or insolvency laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover some or all amounts received by our shareholders. In addition, our board of directors may be viewed as having breached its fiduciary duty to our creditors and/or having acted in bad faith, thereby exposing itself and us to claims of punitive damages, by paying Public Shareholders from the Trust Account prior to addressing the claims of creditors.
If, before distributing the proceeds in the Trust Account to our Public Shareholders, we file a bankruptcy or winding-up petition or an involuntary or winding-up bankruptcy petition is filed against us that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of our shareholders and the per-share amount that would otherwise be received by our shareholders in connection with our liquidation may be reduced.
If, before distributing the proceeds in the Trust Account to our Public Shareholders, we file a bankruptcy or winding-up petition or an involuntary bankruptcy or winding-up petition is filed against us that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our shareholders. To the extent any bankruptcy or insolvency claims deplete the Trust Account, the per-share amount that would otherwise be received by our shareholders in connection with our liquidation may be reduced.
The grant of registration rights to certain holders, and the future exercise of such rights may adversely affect the market price of our common stock.
Upon the completion of the Business Combination, the Amended and Restated Registration Rights Agreement will be entered into by and among Pubco and certain other parties thereto, replacing IWAC’s existing registration rights agreement. Pursuant to the Amended and Restated Registration Rights Agreement, the Holders, and their permitted transferees and assigns will have customary registration rights (including demand, shelf and piggy-back rights, subject to cooperation and cut-back provisions) with respect to their shares of common stock. We will bear the cost of registering these securities. The registration and availability of such a significant number of securities for trading in the public market may have an adverse effect on the market price of the common stock of Pubco.
We may amend the terms of the warrants in a manner that may be adverse to holders of warrants with the approval by the holders of at least 50% of the then outstanding warrants. As a result, the exercise price of the warrants could be increased, the exercise period could be shortened and the number of ordinary shares purchasable upon exercise of a warrant could be decreased, all without approval of each warrant affected.
Our warrants were issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder for the purpose of (i) curing any ambiguity or correct any mistake, including to conform the provisions of the warrant agreement to the description of the terms of the warrants and the warrant agreement set forth in this prospectus, or defective provision, (ii) removing or reducing IWAC’s ability to redeem the IWAC Public Warrants or (iii) adding or changing any provisions with respect to matters or questions arising under the warrant agreement as the parties to the warrant agreement may deem necessary or desirable and that the parties deem to not adversely affect the rights of the registered holders of the warrants in any material respect. The warrant agreement may be amended by the parties thereto with the vote or written consent of the registered holders of the warrants of at least 50% of the then outstanding IWAC Public Warrants and IWAC Private Warrants, voting together as a single class, to allow for the warrants to be or continue to be, as applicable, classified as equity in IWAC’s financial statements. All other modifications or amendments, including any modification or amendment to increase the warrant price or shorten the exercise period, (a) with respect to the terms of the IWAC Public Warrants or any provision of the warrant agreement with respect to the IWAC Public Warrants, will require the vote or written consent of the registered holders of the warrants of at least 50% of the then outstanding IWAC Public Warrants and (b) with respect to the terms of the IWAC Private Warrants or any provision of the warrant agreement with respect to the IWAC Private Warrants will require the vote or written consent of at least 50% of the then outstanding IWAC Private Warrants. Although our ability to amend the terms of the IWAC Public Warrants with the consent of at least 50% of the then-outstanding

IWAC Public Warrants is unlimited, examples of such amendments could be amendments to, among other things, increase the exercise price of the warrants, convert the warrants into cash, shorten the exercise period or decrease the number of Class A ordinary shares purchasable upon exercise of a warrant.
We may redeem unexpired warrants prior to their exercise at a time that is disadvantageous to holders of warrants, thereby making such warrants worthless.
We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the last sale price of our ordinary shares or common stock, as applicable, equals or exceeds $18.00 per share (as adjusted for share splits, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading- day period ending on the third trading day prior to the date on which we send the notice of redemption to the warrant holders. We will not redeem the warrants unless an effective registration statement under the Securities Act covering the issuance of the ordinary shares or common stock, as applicable, issuable upon exercise of the warrants is effective and a current prospectus relating to those ordinary shares or common stock, as applicable, is available throughout the 30-day redemption period, except if the warrants may be exercised on a cashless basis and such cashless exercise is exempt from registration under the Securities Act. If and when the warrants become redeemable by us, we may not exercise our redemption right if the issuance of shares upon the exercise of the warrants is not exempt from registration or qualification under applicable state blue sky laws or we are unable to register or qualify the underlying securities for sale under all applicable state securities laws. Redemption of the outstanding warrants could force holders thereof to (i) exercise warrants and pay the exercise price therefor at a time when it may be disadvantageous for such holder to do so, (ii) sell warrants at the then-current market price when such holder might otherwise wish to hold warrants or (iii) accept the nominal redemption price which, at the time the outstanding warrants are called for redemption, is likely to be substantially less than the market value of such warrants. None of the IWAC Private Warrants will be redeemable by us.
IWAC’s outstanding warrants may have an adverse effect on the market price of our common stock.
We issued 5,750,000 warrants as part of the units offered in the IPO, each exercisable to purchase one Class A ordinary share at $11.50 per share. Upon the Domestication, the warrants will entitle the holders to purchase shares of Class A common stock of Pubco. Such warrants, when exercised, will increase the number of issued and outstanding common stock and reduce the value of the common stock.
Public Shareholders who redeem their Public Shares may continue to hold any warrants they own, which results in additional dilution to non-redeeming holders upon exercise of the warrants.
Public Shareholders who redeem their shares may continue to hold any warrants they owned prior to redemption, which results in additional dilution to non-redeeming holders upon exercise of such warrants. Assuming (i) all redeeming Public Shareholders acquired units in the IPO and continue to hold the warrants that were included in the units, and (ii) maximum redemptions of the ordinary shares held by the redeeming Public Shareholders, 5,750,000 warrants would be retained by redeeming Public Shareholders with a value of approximately $574,425 based on the $0.0999 quoted price of the IWAC Public Warrants on the OTC on November 3, 2025. As a result, the redeeming Public Shareholders would recoup their entire investment and continue to hold warrants with an aggregate market value of approximately $574,425, while non-redeeming Public Shareholders would suffer additional dilution in their percentage ownership and voting interest in Pubco upon exercise of the warrants held by redeeming Public Shareholders.
We may be deemed a “foreign person” under the regulations relating to CFIUS and our failure to obtain any required approvals within the requisite time period may require us to liquidate.
Our Current Sponsor is Suntone Investment Pty Ltd , an Australian proprietary limited company. The Current Sponsor currently owns 49.3% of IWAC. Jiang Hui Bao is the CEO of the Sponsor and is a non-US person. Accordingly, the Committee on Foreign Investment in the Unites States (“CFIUS”) may consider us to be a “foreign person.” If CFIUS considers us to be a “foreign person” and Btab a U.S. business that may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. If the Business Combination with Btab falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate the Business Combination. In addition, if the Business Combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination.
Although we do not believe the business combination with Btab constitutes a business combination with a U.S. business that may affect national security, CFIUS may take a different view and decide to block or delay the business combination, impose conditions to mitigate national security concerns with respect to the business combination, order us to divest all or a portion of a U.S. business of Pubco if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the Current Sponsor.
The foreign ownership limitations, and the potential impact of CFIUS, may prevent us from consummating the business combination with a U.S. target company. If we were to seek an initial business combination other than the Business Combination, the pool of potential targets with which it could complete an initial business combination may be limited as a result of any such regulatory restriction, and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete an initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our Public Shareholders may only receive $12.78 per share, based on the amount in the Trust Account as of November 3, 2025. This will also cause you to lose any potential investment opportunity in potential target acquisition and the chance of realizing future gains on your investment through any price appreciation in Pubco, and our warrants will expire worthless.
We may not be able to complete the Business Combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.
Certain acquisitions or Business Combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit the Business Combination to be consummated with us, we may not be able to consummate the Business Combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.
Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the CFIUS. CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.
Outside the United States, laws or regulations may affect our ability to consummate the Business Combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated.
Because we are a Cayman Islands exempted company, we may be considered a “foreign person” under such rules.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.
Risks Related to Pubco’s Dual Class Structure
The dual class structure of the Pubco Common Stock will have the effect of concentrating voting power with Pubco’s founder, which will limit an investor’s ability to influence the outcome of important transactions, including a change in control.
Pubco Class V Shares will have 1,000 votes per share, while Pubco Class A Shares will have one vote per share. Upon the consummation of the Business Combination, the Btab Founder, Binson Lau, will hold all shares of Pubco Class V Common Stock granting him approximately 77.6% of the voting power of Pubco following the Business Combination (under the No Redemption Scenario). As a result, if they act together, he will be able to control matters submitted to Pubco’s shareholders for approval, including the election of directors, amendments of its organizational documents and any merger, consolidation, sale of all or substantially all of its assets or other major corporate transactions. As long as the Binson Lau continues to hold greater than 64.4% of the Pubco Class V Common Stock he may be able to control the outcome of matters submitted to stockholders for approval. Binson Lau may have interests that differ from yours and may vote in a way with which you disagree and which may be adverse to your interests. This concentrated control may have the effect of delaying, preventing or deterring a change in control of Pubco, could deprive its stockholders of an opportunity to receive a premium for their shares as part of a sale of Pubco, and might ultimately affect the market price of shares of Pubco Class A Common Stock. The Proposed Charter provides that each share of Class V common stock may be converted, at any time, into one share of Class A common stock at the option of the holder of Class V common stock, which, if issued in the future, could result in dilution to holders of Class A Shares. For information about its dual class structure, see the section titled “Description of Pubco’s Securities.”
Pubco cannot predict the impact Pubco’s dual class structure may have on the stock price of Pubco Common Stock.
Pubco cannot predict whether Pubco’s dual class structure will result in a lower or more volatile market price of the Pubco Common Stock or in adverse publicity or other adverse consequences. For example, certain index providers have announced restrictions on including companies with multiple-class share structures in certain of their indexes. In July 2017, FTSE Russell and S&P Dow Jones announced that they would cease to allow most newly public companies utilizing dual or multi-class capital structures to be included in their indices. Affected indices include the Russell 2000 and the S&P 500, S&P MidCap 400 and S&P SmallCap 600, which together make up the S&P Composite 1500. Beginning in 2017, MSCI, a leading stock index provider, opened public consultations on their treatment of no-vote and multi-class structures and temporarily barred new multi-class listings from certain of its indices; however, in October 2018, MSCI announced its decision to include equity securities “with unequal voting structures” in its indices and to launch a new index that specifically includes voting rights in its eligibility criteria. Under the announced policies, Pubco’s dual class capital structure would make us ineligible for inclusion in certain indices, and as a result, mutual funds, exchange-traded funds and other investment vehicles that attempt to passively track those indices will not be investing in its shares. These policies are still fairly new and it is as of yet unclear what effect, if any, they will have on the valuations of publicly traded companies excluded from the indices, but it is possible that they may depress these valuations compared to those of other similar companies that are included. Because of Pubco’s dual class structure, Pubco will likely be excluded from certain of these indexes and Pubco cannot assure you that other stock indexes will not take similar actions. Given the sustained flow of investment funds into passive strategies that seek to track certain indexes, exclusion from stock indexes would likely preclude investment by many of these funds and could make Pubco Class A Common Stock less attractive to other investors. As a result, the market price of the Pubco Class A common stock could be adversely affected.

Pubco will be a “controlled company” within the meaning of the Nasdaq rules and, as a result, qualify for and rely on exemptions from certain corporate governance requirements. As a result, Pubco stockholders will not have the same protections afforded to stockholders of companies that cannot rely on such exemptions and are subject to such requirements.
Pubco’s Chief Executive Officer will beneficially own and control a majority of the combined voting power of Pubco’s common stock. As a result, Pubco will be a “controlled company” within the meaning of the Nasdaq listing rules. Under these rules, a company of which more than 50% of the voting power is held by an individual, a group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements of Nasdaq, including, but not limited to, the requirement that:
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a majority of the board of directors consist of directors who qualify as “independent” as defined under the Nasdaq listing rules;

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its board of directors have a nominating and corporate governance committee composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities

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its board of directors have a compensation committee composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and

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its board of directors conduct an annual performance evaluation of its compensation committee and the nominating and corporate governance committee.

We intend to rely on some or all of these exemptions so long as we remain a “controlled company.” As a result, Pubco will not have (i) a majority of independent directors, (ii) a nominating and governance committee composed entirely of independent directors, and (iii) a compensation committee composed entirely of independent directors. Accordingly, Pubco stockholders will not have the same protections afforded to stockholders of companies subject to all of the corporate governance requirements of Nasdaq.
Risks Related to Tax
There is a risk that a U.S. Holder may recognize taxable gain with respect to its ordinary shares at the effective time of the Domestication.
The IWAC Board believes the Domestication should qualify as a reorganization within the meaning of Section 368(a) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes. Under Section 368(a)(1)(F) of the Code, a reorganization is a “mere change in identity, form or place of organization of one corporation, however effected.” Pursuant to the Domestication, IWAC will change its jurisdiction of incorporation from the Cayman Islands to Delaware. However, due to the absence of direct guidance on the application of Section 368(a)(1)(F) of the Code to a statutory conversion of a corporation holding only investment-type assets such as IWAC, this result is not entirely clear. Accordingly, due to the absence of such guidance, it is not possible to predict whether the IRS or a court considering the issue would take a contrary position. If the Domestication should fail to qualify as a reorganization under Section 368(a) of the Code, a U.S. Holder of ordinary shares generally would recognize a gain or loss with respect to its ordinary shares in an amount equal to the difference, if any, between the fair market value of the corresponding common stock of the Delaware corporation received in the Domestication and the U.S. Holder’s adjusted tax basis in its ordinary shares surrendered.
As described more fully under the section entitled “Proposal Three — The Business Combination Proposal — Material U.S. Federal Income Tax Consequences of the Domestication to IWAC Shareholders” below, it is intended that the Domestication will constitute a tax-free reorganization within the meaning of Section 368(a)(l)(F) of the Code. Assuming that the Domestication so qualifies, U.S. Holders (as defined in such section) of Ordinary Shares will be subject to Section 367(b) of the Code and, as a result:
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A U.S. Holder of Ordinary Shares whose ordinary shares have a fair market value of less than $50,000 on the date of the Domestication will not recognize any gain or loss and will not be required to include any part of IWAC’s earnings in income;

•
A U.S. Holder of ordinary shares whose ordinary shares have a fair market value of $50,000 or more, but who on the date of the Domestication owns (actually and constructively) less than 10% of the total combined voting power and value of all classes of ordinary shares will generally recognize gain (but not loss) on the exchange of ordinary shares for shares in Pubco (a Delaware corporation) pursuant to the Domestication. As an alternative to recognizing such gain, such U.S. Holders may file an election to include in income as a deemed dividend the “all earnings and profits amounts,” (as defined in Treasury Regulation Section 1.367(b)-2(d)) attributable to its ordinary shares, provided certain other requirements are satisfied. IWAC does not expect to have significant cumulative earnings and profits, if any, on the date of the Domestication; and

•
A U.S. Holder of ordinary shares whose ordinary shares have a fair market value of $50,000 or more, and who on the date of the Domestication owns (actually and constructively) 10% or more of the total combined voting power or value of all classes of ordinary shares will generally be required to include in income as a deemed dividend the “all earnings and profits amount,” (as defined in Treasury Regulation Section 1.367(b)-2(d)) attributable to its ordinary shares, provided certain other requirements are satisfied. IWAC does not expect to have significant cumulative earnings and profits, if any, on the date of the Domestication.

Furthermore, even if the Domestication qualifies as a reorganization under Section 368(a) of the Code, a U.S. Holder of ordinary shares may still recognize gain (but not loss) upon the exchange of its ordinary shares for common stock pursuant to the Domestication under the PFIC rules of the Code equal to the excess, if any, of the fair market value of the common stock of the Delaware corporation received in the Domestication and the U.S. Holder’s adjusted tax basis in the corresponding ordinary shares surrendered in exchange therefor. The tax on any such gain so recognized would be imposed at the rate applicable to ordinary income and an interest charge would apply. In such event, the U.S. Holder’s aggregate tax basis in common stock received in connection with the Domestication should be the same as the aggregate tax basis of ordinary shares surrendered in the transaction, increased by any amount included in the income of such U.S. Holder under the PFIC rules. Although the issue is not free from doubt, because IWAC is a blank check company with no current active business, based upon the composition of its income and assets, and upon a review of its financial statements, IWAC believes that it likely was a PFIC for its most recent taxable year ended on December 31, 2024, and will likely be considered a PFIC for its current taxable year which ends as a result of the Domestication. For a more complete discussion of the potential application of the PFIC rules to U.S. Holders as a result of the Domestication, see the description in the section entitled “Proposal Three — The Business Combination Proposal — Material U.S. Federal Income Tax Consequences of the Domestication to IWAC Shareholders — U.S. Holders — Effect of PFIC Rules on the Domestication.”
All holders are urged to consult their tax advisor for the tax consequences of the Domestication to their particular situation. For a more complete discussion of the U.S. federal income tax consequences of the Domestication, see the discussion in the section entitled “Proposal Three — The Business Combination Proposal — Material U.S. Federal Income Tax Consequences of the Domestication to IWAC Shareholders.”
IWAC (or Pubco following the Business Combination) could be adversely affected by changes in applicable tax laws, regulations, or administrative interpretations thereof in the United States or other jurisdictions.
IWAC (or Pubco following the Business Combination) could be adversely affected by changes in applicable tax laws, regulations, or administrative interpretations thereof in the United States or other jurisdictions and changes in tax law could reduce IWAC’s after-tax income and adversely affect IWAC’s (or following the Business Combination, Pubco’s) business and financial condition. For example, the U.S. federal tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”), enacted in December 2017, resulted in fundamental changes to the U.S. Internal Revenue Code of 1986 (the “Code”), as amended, including, among many other things, a reduction to the federal corporate income tax rate, a partial limitation on the deductibility of business interest expense, a limitation on the deductibility of certain director and officer compensation expense, limitations on net operating loss carrybacks and carryovers and changes relating to the scope and timing of U.S. taxation on earnings from international business operations. Subsequent legislation, the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) enacted on March 27, 2020, and subsequent federal law in response to COVID-19, including the Memorandum on Deferring Payroll Tax Obligations in Light of the Ongoing COVID-19 Disaster, dated August 8, 2020, relaxed certain of the limitations imposed by the Tax Act for certain taxable years, including the limitation on the use and carryback of net operating losses and the limitation on the deductibility of business interest expense. The exact impact of the Tax Act and the CARES Act for future years is difficult to quantify, but these changes could materially affect IWAC (or Pubco following the Business Combination). In addition, other changes could be enacted in the future to increase the corporate tax rate, limit further the deductibility of interest, or effect other changes that could have a material adverse effect on IWAC’s (or following the Business Combination, Pubco’s) financial condition. Such changes could also include increases in state taxes and other changes to state tax laws to replenish state and local government finances depleted by costs attributable to the COVID-19 pandemic and the reduction in tax revenues due to the accompanying economic downturn.
In addition, IWAC’s (or following the Business Combination, Pubco’s) effective tax rate and tax liability are based on the application of current income tax laws, regulations and treaties. These laws, regulations and treaties are complex and often open to interpretation. In the future, the tax authorities could challenge IWAC’s (or Pubco’s) interpretation of laws, regulations and treaties, resulting in additional tax liability or adjustment to IWAC’s (or Pubco’s) income tax provision that could increase IWAC’s (or Pubco’s) effective tax rate. Changes to tax laws may also adversely affect IWAC’s (or Pubco’s) ability to attract and retain key personnel.
We may be subject to the Excise Tax included in the Inflation Reduction Act of 2022 in the event of a liquidation or in connection with redemptions of our common stock after December 31, 2022.
On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). On December 27, 2022, the Treasury issued interim guidance on the Excise Tax in Notice 2023-2. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we would be a Delaware corporation as a result of the Domestication, and because our securities would trade on Nasdaq subject to completion of the transactions and approvals of the proposals described herein, we would be a “covered corporation” within the meaning of the IR Act following this offering. While not free from doubt, absent any further guidance from the U.S. Department of the Treasury, who has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax, the Excise Tax may apply to any redemptions of our common stock after December 31, 2022, including redemptions in connection with the Business Combination, extension vote or otherwise, unless an exemption is available. Issuances of securities in connection with the Business Combination or otherwise are expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same calendar year, but the number of securities redeemed may exceed the number of securities issued.
Whether and to what extent the Company would be subject to the Excise Tax in connection with a Business Combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Business Combination, extension or otherwise, (ii) the structure of a Business Combination, and (iii) the content of regulations and other additional guidance from the Treasury. In addition, because the Excise Tax would be payable by the Company and not by the redeeming holder, the mechanics of any required payment of the Excise Tax have not been determined. The foregoing could cause a reduction in the cash available on hand. In addition, because the Excise Tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the Excise Tax have not been determined.

As a result of the shutdown of the federal government, we have determined to rely on Section 8(a) of the Securities Act to cause the registration statement of which this prospectus forms a part to become effective automatically. Our reliance on Section 8(a) could result in a number of adverse consequences, including the potential for a need for us to file a post-effective amendment and distribute an updated prospectus to investors, or a stop order issued preventing use of the registration statement, and a corresponding stock price decline, litigation, reputational harm or other negative results.
The registration statement of which this prospectus forms a part is expected to become automatically effective by operation of Section 8(a) of the Securities Act on the 20th calendar day after the dated is filed with the Commission, in lieu of the Commission declaring the registration statement effective following the completion of its review. Although our reliance on Section 8(a) does not relieve us and other parties from the responsibility for the adequacy and accuracy of the disclosure set forth in the registration statement and for ensuring that the registration statement complies with applicable requirements, use of Section 8(a) poses a risk that, after the date of this prospectus, we may be required to file a post-effective amendment to the registration statement and distribute an updated prospectus to investors, or otherwise abandon this offering, if changes to the information in this prospectus are required, or if a stop order under Section 8(d) of the Securities Act prevents continued use of the registration statement. These or similar events could cause the trading price of our common stock to decline, result in securities class action or other litigation, and subject us to significant monetary damages, reputational harm and other negative results.

BTAB INFORMATION STATEMENT
This section contains information for BTAB stockholders regarding the written consent of the Btab stockholders of the Business Combination Agreement.
Notice of Stockholder Action by Written Consent
This information statement is being furnished to the stockholders of Btab Ecommerce Group, Inc. (“Btab”) to inform you that, on November___, 2025, holders of a majority of the outstanding shares of Btab’s voting stock executed and delivered written consents approving the Amended and Restated Business Combination Agreement, dated as of August 26, 2024 (as may be amended from time to time, the “Business Combination Agreement”), by and among Integrated Wellness Acquisition Corp. (“IWAC”), IWAC Holding Company Inc. (“Pubco”), the merger subsidiaries, and Btab.
Pursuant to the Business Combination Agreement, (i) Purchaser Merger Sub II Inc., a Delaware corporation and wholly owned subsidiary of Pubco, will merge with and into IWAC, with IWAC continuing as the surviving company and becoming a wholly owned subsidiary of Pubco, and (ii) Company Merger Sub Inc., a Georgia corporation and wholly owned subsidiary of Pubco, will merge with and into Btab, with Btab continuing as the surviving company and becoming a wholly owned subsidiary of Pubco (together, the “Mergers”). At the effective time of the Company Merger, each outstanding share of Btab Class A Common Stock will automatically be converted into the right to receive Pubco Class A Shares, and each outstanding share of Btab Class V Common Stock will automatically be converted into the right to receive Pubco Class V Shares.
The written consents of Btab’s majority stockholders constitute approval of the Business Combination in accordance with Section 14-2-704 of the Georgia Business Corporation Code. Accordingly, no meeting of stockholders will be held, and we are not asking you for a proxy and you are requested not to send us one. This information statement is being provided solely to inform Btab stockholders of the approval of the Business Combination by written consent and to satisfy the notice requirements of the Georgia Business Corporation Code. Pursuant to Section 14-2-704(e), the actions approved by written consent will become effective ten (10) days after the date this information statement is first mailed to stockholders who did not sign the written consent.
This information statement forms part of the Joint Proxy Statement / Information Statement / Prospectus contained in the Registration Statement on Form S-4 filed with the U.S. Securities and Exchange Commission (“SEC”) by Pubco. The Registration Statement covers (i) up to 32,968,761 Pubco Class A Shares, (ii) 12,600,000 Pubco Warrants, and (iii) 12,600,000 Pubco Class A Shares issuable upon exercise of those warrants, all to be issued in connection with the Business Combination. For additional information, see “About This Joint Proxy Statement / Information Statement / Prospectus.”
The Business Combination and related proposals are described in greater detail in the accompanying Joint Proxy Statement / Information Statement / Prospectus, which should be read carefully in its entirety before making any determination regarding the Business Combination.
This information statement does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor a solicitation of any proxy, in any jurisdiction where such offer or solicitation would be unlawful.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
Defined terms included below have the same meaning as terms defined and included elsewhere in this joint proxy statement/information statement/prospectus.
Introduction
The following unaudited pro forma condensed combined financial information and accompanying notes are provided to aid you in your analysis of the financial aspects of the Business Combination, as well as adjustments for other material events. These other material events are referred to herein as “Material Events” and the pro forma adjustments for the Material Events are referred to herein as “Adjustments for Material Events.” The following information is also relevant to understanding the unaudited pro forma condensed combined financial information contained herein:
•
On May 30, 2024, IWAC, IWAC Georgia Merger Sub, Inc. and Btab entered into the Original BCA. Subsequently, on August 26, 2024, the Original BCA was amended and restated in its entirety. As per the revised terms of the Amended and Restated Business Combination Agreement, IWAC Georgia Merger Sub, Inc. has been removed as a party to the agreement. Furthermore, three new parties have been incorporated into the agreement: IWAC Holding Company Inc., or Pubco and its two fully owned subsidiaries, IWAC Purchaser Merger Sub II Inc., or Purchaser Merger Sub and IWAC Company Merger Sub Inc., or Company Merger Sub. Pursuant to the terms of the Amended and Restated Business Combination Agreement:

•
On the Closing Date, immediately prior to the Company Merger Effective Time, Btab shall create a new class of voting common stock with 1,000 votes per share, par value $0.001, Btab Class V Shares. Additionally, the Chief Executive Officer of Btab shall exchange all of his Btab Preferred Shares plus 100,000 of his Btab Common Shares for 100,000 Btab Class V Shares. Upon such exchange, all of the Btab Preferred Shares shall be terminated, extinguished and canceled in full.

•
At least one day prior to the Closing Date, IWAC will cause each IWAC Class B ordinary share to be converted into one IWAC Class A ordinary share.

•
At least one day prior to the Closing Date, IWAC will undergo the Domestication. In connection with the Domestication, (i) each IWAC Class A ordinary share that is issued and outstanding immediately prior to the Domestication shall become one IWAC Class A Common Share and (ii) each IWAC Private Placement Warrant and IWAC Public Warrant that is outstanding immediately prior to the Domestication shall, from and after the Domestication, represent the right to purchase one IWAC Class A Common Share at an exercise price of $11.50 per share on the terms and subject to the conditions set forth in the IWAC warrant agreement, the IWAC Warrants. In addition, IWAC shall also create a new class of voting common stock with 1,000 votes per share, par value $0.0001, the IWAC Class V common shares.

•
Following the Domestication, the Business Combination will be effected in two steps on the Closing Date:

(a)
At the Purchaser Merger Effective Time, Purchaser Merger Sub will merge with and into IWAC, with IWAC as the surviving company and a wholly owned subsidiary of Pubco and Purchaser Merger Sub will cease to exist. As a result of the Purchaser Merger, each issued and outstanding IWAC Class A Common Share will be automatically converted into the right to receive one Pubco Class A Common Share and each issued and outstanding IWAC Class V common share will be automatically converted into the right to receive one Pubco Class V Common Share. Additionally, each issued and outstanding IWAC Warrant will be converted into one Pubco Warrant and be subject to substantially the same terms and conditions as set forth in the IWAC Warrants.

(b)
At the Company Merger Effective Time, Company Merger Sub will merge with and into Btab, with Btab as the surviving company and a wholly owned subsidiary of Pubco and Company Merger Sub will cease to exist. As a result of the Company Merger:

•
Each issued and outstanding share of Btab common stock will be automatically converted into the right to receive 0.0358 shares of Pubco Class A common stock equal to the Aggregate Class A Share Consideration, which is calculated as (A) the Equity Value attributable to the Aggregate Class A Share Consideration of $249,000,000, calculated as the aggregate Equity Value of $250,000,000, less the $1,000,000 Equity Value attributable to the Aggregate Class V Share Consideration, divided by (B) $10.00, divided by (C) the 695,123,770 shares of Btab common stock issued and outstanding immediately prior to the Closing Date.

•
Each issued and outstanding share of Btab Class V common stock that is issued and outstanding immediately prior to the Closing Date, will be canceled and automatically converted into the right to receive 1.0 share of Pubco Class V common stock equal to the Aggregate Class V Share Consideration, which is calculated as (A) the Equity Value attributable to the Aggregate Class V Share Consideration of $1,000,000, calculated as the aggregate Equity Value of $250,000,000, less the $249,000,000 Equity Value attributable to the Aggregate Class A Share Consideration, divided by (B) $10.00, divided by (C) the 100,000 shares of Btab Class V common stock issued and outstanding immediately prior to the Closing Date.

•
Effective upon the Purchaser Merger Effective Time, Pubco will change its corporate name to “Btab Ecommerce Holdings, Inc.”

The table below presents the exchanges of Btab Common Shares and Btab Class V Shares for shares of Pubco common stock that are expected to occur upon the consummation of the Business Combination.
	Btab shares outstanding as of June 30, 2025	Conversion of Btab Preferred Shares and Btab Common Shares into Btab Class V Shares	Btab shares assumed outstanding prior to Closing
Btab Preferred Stock, par value $0.001	10,000,000	(10,000,000)	—
Btab Common Stock, par value $0.001	695,223,770	(100,000)(1)	695,123,770
Btab Class V Common Stock, par value $0.001	—	100,000	100,000
Total	705,223,770	(10,000,000)	695,223,770

(1)
The terms of the Business Combination Agreement specify that the conversion of Btab Common Shares and Btab Preferred Shares into Btab Class V Shares is to be effected by the extinguishment and cancellation of all Btab Preferred Shares as well as the extinguishment and cancellation of 100,000 Btab Common Shares.

Btab Common Shares outstanding immediately prior to Closing
Btab Common Shares assumed outstanding immediately prior to Closing, par value $0.001 per share	695,123,770
Class A exchange ratio	0.0358
Estimated shares of Pubco Class A common stock issued to holders of Btab Common Shares upon Closing	24,900,000

Btab Class V Shares outstanding immediately prior to Closing
Btab Class V Shares assumed outstanding immediately prior to Closing, par value $0.001 per share	100,000
Class V exchange ratio	1.0000
Estimated shares of Pubco Class V common stock issued to holders of Btab Class V Shares upon Closing	100,000
Material Events and Background Relevant to Material Events
•
Pursuant to a promissory note between the Sponsor and IWAC, the Sponsor has agreed to deposit up to $1.5 million into the Trust Account in order to further extend the amount of time IWAC has available to complete its initial business combination. The $1.5 million may be drawn down in up to 12 monthly installments of approximately $0.1 million per withdrawal. Total actual and expected deposits subsequent to June 30, 2025 through the estimated Closing Date aggregated to $0.3 million. On June 18, 2024, Sriram assigned the Third Extension Note to Suntone, as assignee.

On January 14, 2025, IWAC amended the Third Extension Note to increase the principal amount to up to $4,000,000 to the Current Sponsor, pursuant to which the Current Sponsor may elect to convert up to a maximum amount of $1.5 million of the unpaid principal balance under such amended promissory note relating to working capital expenses into such number of ordinary shares (the “Conversion Shares”) equal to: (x) the portion of the principal amount of such amended promissory note being converted divided by (y) the conversion price of One Dollar ($1.00), rounded up to the nearest whole number of ordinary shares. Additionally, pursuant to the Third Extension Note, as amended, the remaining up to $2.5 million, if advanced for purposes of extending period in which IWAC may complete its initial business combination, may be converted pursuant to the same formula.
•
Total actual and expected interest income on cash held in the Trust Account subsequent to June 30, 2025 through the estimated Closing Date aggregated to $0.2 million.

The unaudited pro forma condensed combined financial information has been prepared based on the Btab and IWAC historical financial statements as adjusted to give effect to the Business Combination. The unaudited pro forma condensed combined balance sheet as of June 30, 2025, gives pro forma effect to the Business Combination as if it had occurred on June 30, 2025. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2025 combines the unaudited condensed statement of operations of Btab for the six months ended June 30, 2025 and the unaudited condensed consolidated statement of operations of IWAC for the six months ended June 30, 2025, giving effect to the transactions as if the Business Combination and other events contemplated by the Business Combination Agreement had been consummated on January 1, 2024. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2024, reflects adjustments assuming that any adjustments that were made to the unaudited pro forma condensed combined balance sheet as of December 31, 2024, are assumed to have been made on January 1, 2024, for the purpose of adjusting the unaudited pro forma condensed combined statement of operations.
The unaudited pro forma condensed combined financial information have been derived from and should be read in conjunction with:
•
the accompanying notes to the unaudited pro forma condensed combined financial information;

•
the historical audited financial statements of Btab as of and for the year ended December 31, 2024, and the related notes included elsewhere in this joint proxy statement/information statement/ prospectus;

•
the historical unaudited financial statements of Btab for the six months ended June 30, 2025, and the related notes included elsewhere in this joint proxy statement/information statement/prospectus

•
the historical audited financial statements of IWAC as of and for the year ended December 31, 2024, and the related notes included elsewhere in this joint proxy statement/information statement/ prospectus; and

•
the historical unaudited financial statements of IWAC for the six months ended June 30, 2025, and the related notes included elsewhere in this joint proxy statement/information statement/prospectus; and

•
the historical audited financial statements of IWAC Holding Company Inc., as of and for the period from August 8, 2024 (inception) through December 31, 2024, and the related notes, included elsewhere in this joint proxy statement/information statement/prospectus. As IWAC Holding Company Inc. had no activity during the six months ended June 30, 2025, the audited balance sheet and accompanying notes as of December 31, 2024 are presented without adjustment. An audited statement of operations for the year ended December 31, 2024 is also presented without adjustment, and an unaudited statement of operations for the six months ended June 30, 2025 is included for illustrative purposes only and reflects no activity for the period; and

•
other information relating to Btab and IWAC contained in this joint proxy statement/information statement/prospectus, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations of IWAC”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Btab”, and other financial information relating to each of Btab and IWAC included elsewhere in this joint proxy statement/information statement/prospectus.

The unaudited pro forma condensed combined financial information presents two redemption scenarios as follows:
•
Assuming No Redemptions Into Cash Scenario:   This scenario, which we refer to as the “No Redemption Scenario” assumes that no IWAC Public Shareholders exercise their right to have their IWAC Class A ordinary shares subject to possible redemption redeemed for their pro rata share of the Trust Account.

•
Assuming Maximum Redemption Into Cash Scenario:   This scenario, which we refer to as the “Maximum Redemption Scenario” assumes that all of the 1,185,481 IWAC Class A ordinary shares subject to possible redemption are redeemed for cash, resulting in an aggregate cash payment of approximately $15.2 million out of the Trust Account based on an assumed redemption price of $12.81 per share. This scenario assumes the merger vote eliminates the $5,000,001 net tangible asset requirement specified in the Amended and Restated Business Combination Agreement immediately after the Effective Time. Should the NTA Proposal not be approved, IWAC would not be permitted to proceed with the Business Combination.

The unaudited pro forma condensed combined financial information are for illustrative purposes only and are not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination and the Material Events taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of Pubco. The unaudited pro forma adjustments are based on information currently available, and assumptions and estimates underlying the unaudited pro forma adjustments are described in the accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Information. If the actual facts are different than these assumptions, then the amounts and shares outstanding in the unaudited pro forma condensed combined financial information that follows will be different, and those changes could be material.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF JUNE 30, 2025
	June 30, 2025	June 30, 2025	June 30, 2025	Scenario 1 Assuming No Redemptions					Scenario 2 Assuming Maximum Redemptions
	IWAC Holding Company Inc.	Integrated Wellness Acquisition Corp (Historical)	Btab Ecommerce Group, Inc. (Historical)	Transaction Accounting Adjustments				Pro Forma Balance Sheet	Transaction Accounting Adjustments		Pro Forma Balance Sheet
				Adjustments for Material Events	Notes	Other Transaction Accounting Adjustments	Notes		Other Transaction Accounting Adjustments	Notes
ASSETS
Current assets
Cash	1	4,030	87,124	—		(1,790,000)	3(a)	10,110,684	(15,187,582)	3(l)	10,110,684
						15,187,582	3(c)		15,187,582	3(o)
						(4,025,000)	3(d)
						(665,000)	3(j)
						(380,000)	3(m)
						4,384,738	3(n)
						(2,692,792)	3(p)
Accounts receivable, net	—	—	238,179	—		—		238,179	—		238,179
Prepaid expense	—	2,400	77,541	—		—		79,941	—		79,941
Inventory, net	—	—	1,607,719	—		—		1,607,719	—		1,607,719
Deposit	—	—	—	—		—		—	—		—
Other receivable	—	—	63,674	—		—		63,674	—		63,674
Subscription receivable – due from related party	99	—	—	—		—		99			99
Deferred offering cost	—	—	1,070,072	—		(1,070,072)	3(q)	—			—
Loan receivable, related parties	—	—	1,815,938	—		—		1,815,938	—		1,815,938
Loan receivable	—	—	—	—		—		—	—		—
Total current assets	100	6,430	4,960,247	—		8,949,457		13,916,234	—		13,916,234
Non-current assets
Cash held in Trust Account	—	14,765,219	—	267,547	3(aa)	(15,187,582)	3(c)	(0)	—		(0)
				154,817	3(bb)
Investment in IWAC Company Merger Sub Inc.	100	—						100			100
Investment in IWAC Purchaser Merger Sub II Inc.	100							100			100
Right of use assets, net	—	—	1,085,476	—		—		1,085,476	—		1,085,476
Property, Plant and equipment, net	—	—	151,349	—		—		151,349	—		151,349
Deferred tax asset	—	—	438,666	—		—		438,666	—		438,666
Total Non-current assets	200	14,765,219	1,675,491	422,363		(15,187,582)		1,675,691	—		1,675,691
Total Assets	300	14,771,649	6,635,738	422,363		(6,238,125)		15,591,925	—		15,591,925
Liabilities and Shareholders’ Equity (Deficit)
Current liabilities
Accounts payable and other current liabilities	—	2,693,233	2,104,426	—		(441)	3(i)	2,104,426	—		2,104,426
						(2,692,792)	3(p)
Accrued expenses	—	—	368,406	—		—		368,406			368,406
Income tax payable	—		77,233	—		—		77,233	—		77,233
Lease liability, related party	—	—	552,806	—		—		552,806	—		552,806
Note payable	—	—	300,000	—		—		300,000	—		300,000
Loan payable, related parties, current portion	—	—	2,761,606	—		—		2,761,606	—		2,761,606
Loan payable, current portion	—	—	3,680,987	—		—		3,680,987	—		3,680,987
Accrued interest	—	—	113,441	—		—		113,441	—		113,441
Due to related party	32,021	233,229	—	—		(233,229)	3(i)	32,021	—		32,021
Due to Suntone	—	—	—
Promissory note – suntone	—	3,407,063	—	267,547	3(aa)	(2,087,547)	3(b)	—	—		—
						(1,587,063)	3(i)
Promissory note – related party	—	1,790,000	—	—		(1,790,000)	3(a)	—	—		—
Total current liabilities	32,021	8,123,525	9,958,905	267,547		(8,391,072)		9,990,926	—		9,990,926
Non-current liabilities
Loan payable	—	—	38,047	—		—		38,047	—		38,047
Lease liability, related party	—	—	562,952	—		—		562,952	—		562,952
Deferred tax liability	—	—	—	—		—		—	—		—
Deferred underwriter’s fee payable	—	4,025,000	—	—		(4,025,000)	3(d)	—	—		—
Total Non-current liabilities	—	4,025,000	600,999	—		(4,025,000)		600,999	—		600,999
Total Liabilities	32,021	12,148,525	10,559,904	267,547		(12,416,072)		10,591,925	—		10,591,925

	June 30, 2025	June 30, 2025	June 30, 2025	Scenario 1 Assuming No Redemptions					Scenario 2 Assuming Maximum Redemptions
	IWAC Holding Company Inc.	Integrated Wellness Acquisition Corp (Historical)	Btab Ecommerce Group, Inc. (Historical)	Transaction Accounting Adjustments				Pro Forma Balance Sheet	Transaction Accounting Adjustments		Pro Forma Balance Sheet
				Adjustments for Material Events	Notes	Other Transaction Accounting Adjustments	Notes		Other Transaction Accounting Adjustments	Notes
Commitments and Contingencies
IWAC Class A ordinary shares subject to possible redemption, $0.0001 par value; 479,000,000 shares authorized; 1,185,481 shares issued and outstanding as of June 30, 2025 and December 31, 2024	—	14,765,219	—	—		(14,765,219)	3(e)	—	—		—
Shareholders’ (Deficit) Equity
Shares of common stock – $0.001 par value per share, 1,000 shares authorized, 1,000 shares issued and outstanding as of December 31, 2024	1	—	—	—		—		1	—		1
IWAC Preference shares, $0.0001 par value, 1,000,000 shares authorized; none issued and outstanding	—	—	—	—		—		—	—		—
IWAC Class A ordinary shares, $0.0001 par value; 479,000,000 shares authorized; 0 shares issued and outstanding (excluding 1,185,481 shares subject to possible redemption)	—	—	—	—		288	3(k)	—	—		—
						(288)	3(f)
IWAC Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 2,875,000 shares issued and outstanding	—	288	—	—		(288)	3(k)	—	—		—
Btab Common stock – $0.001 par value per share, 950,000,000 shares authorized, 695,223,770 shares issued and outstanding on June 30, 2025	—	—	695,224	—		(695,124)	3(g)	—	—		—
						(100)	3(h)
Btab Preferred stock – $0.001 par value per share, 20,000,000 shares authorized, 10,000,000 shares issued and outstanding on June 30, 2025	—	—	10,000	—		(10,000)	3(h)	—	—		—
Btab Class V Common Stock – $0.001 par value per share	—	—	—	—		(100)	3(g)	—	—		—
						100	3(h)
Pubco Class A Shares, par value $0.0001 per share	—	—	—	—		119	3(e)	3,287	(119)	3(l)	3,168
						288	3(f)
						2,490	3(g)
						182	3(i)
						209	3(b)
Pubco Class V Common Stock, par value $0.0001 per share	—	—	—	—		10	3(g)	10	—		10
Additional paid-in capital	299	—	1,300,749	—		2,087,338	3(b)	11,026,841	(15,187,464)	3(l)	11,026,960
						14,765,100	3(e)		15,187,582	3(o)
						1	3(f)
						(11,991,863)	3(g)
						10,000	3(h)
						1,820,551	3(i)
						(280,000)	3(m)
						4,384,738	3(n)
						(1,070,072)	3(q)
Other comprehensive income – Foreign currency translation adjustment	—	—	(9,208)	—		—		(9,208)	—		(9,208)
Accumulated (deficit) earnings	(32,021)	(12,142,383)	(5,920,931)	154,817	3(bb)	12,684,587	3(g)	(6,020,931)	—		(6,020,931)
						(665,000)	3(j)
						(100,000)	3(m)
Total Shareholders’ (Deficit) Equity	(31,721)	(12,142,095)	(3,924,166)	154,817		20,943,165		5,000,000	—		5,000,000
Total Liabilities and Shareholders’ Equity (Deficit)	300	14,771,649	6,635,738	422,363		(6,238,125)		15,591,925	—		15,591,925

See accompanying notes to the unaudited pro forma condensed combined financial information

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2025
	Six Months Ended June 30, 2025	Six Months Ended June 30, 2025	Six Months Ended June 30, 2025	Scenario 1 Assuming No Redemptions				Scenario 2 Assuming Maximum Redemptions
	IWAC Holding Company Inc.	Integrated Wellness Acquisition Corp (Reclassified) (Note 5)	Btab Ecommerce Group, Inc. (Historical)	Transaction Accounting Adjustments	Notes	Pro Forma Statement of Operations		Transaction Accounting Adjustments	Notes	Pro Forma Statement of Operations	Notes
Operating Income
Sales	$—	$—	$2,277,545	$—		$2,277,545		$—		$2,277,545
Cost of revenues	—	—	1,749,713	—		1,749,713		—		$1,749,713
Gross Profit	$—	$—	$527,832	$—		$527,832		$—		$527,832
Operating Expenses
Selling and marketing expense	—	—	82,745	—		82,745		—		82,745
General and administrative	—	546,022	1,181,516	—		1,727,538		—		1,727,538
Research and development	—	—	—	—		—		—		—
Total Operating Expenses	$—	$546,022	$1,264,261	$—		$1,810,283		$—		$1,810,283
Net Loss From Operations	$—	$(546,022)	$(736,429)	$—		$(1,282,451)		$—		$(1,282,451)
Other Income (Expense)
Interest expense	—	—	(215,474)	—		(215,474)		—		(215,474)
Loss on foreign currency exchange	—	—	2,171	—		2,171		—		2,171
Other income (loss), net	—	—	20,293	—	4(b)	20,293		—		20,293
		—	—	—	4(c)	—		—		—
Earnings on marketable securities held in the Trust Account	—	—	—	—	4(a)	—		—		—
Interest earned on cash held in Trust Account	—	229,168	—	(229,168)	4(a)	—		—		—
Unrealized gain on marketable securities held in Trust Account	—	—	—	—		—		—		—
Total Other Income (Expense)	$—	$229,168	$(193,010)	$(229,168)		$(193,010)		$—		$(193,010)
Net Income (Loss) Before Taxes	$—	$(316,854)	$(929,439)	$(229,168)		$(1,475,461)		$—		$(1,475,461)
Income Tax Benefit (Provision)	—	—	123,278	—		123,278		—		123,278
Net Income (Loss) After Taxes	$—	$(316,854)	$(806,161)	$(229,168)		$(1,352,183)		$—		$(1,352,183)
Other comprehensive loss – Foreign currency translation adjustment	$—	$—	$(148,792)	$—		$(148,792)		$—		(148,792)
Net Comprehensive Loss	$—	$(316,854)	$(954,953)	$—		$(1,500,975)		$—		$(1,500,975)
Weighted Average Btab Common Shares Outstanding – Basic and Diluted	1,000	—	695,223,770	—		—		—		—
Loss per Btab Common Share – Basic and Diluted	$—	$—	$(0.00116)	$—		$—		$—		$—
IWAC basic and diluted weighted average shares outstanding of redeemable Class A ordinary shares		1,185,481	—	—		—		—		—
Basic and diluted net income per share, redeemable IWAC Class A ordinary shares	$—	$0.25	$—	$—		$—		$—		$—
IWAC basic and diluted weighted average shares outstanding of non-redeemable Class B ordinary shares	—	2,875,000	—	—		—		—		—
Basic and diluted net loss per share, non-redeemable IWAC Class B ordinary shares	$—	$(0.21)	$—	$—		$—		$—		$—
Pubco weighted-average Class A Shares outstanding – basic and diluted	—	—	—	—		32,868,761	4(d)	—		31,683,280	4(d)
Basic and diluted net loss per share, Pubco Class A Shares	$—	$—	$—	$—		$(0.04)	4(d)	$—		$(0.04)	4(d)
Pubco weighted-average Class V Shares outstanding – basic and diluted	—	—	—	—		100,000	4(d)	—		100,000	4(d)
Basic and diluted net loss per share, Pubco Class V Shares	$—	$—	$—	$—		$(0.04)	4(d)			$(0.04)	4(d)
See accompanying notes to the unaudited pro forma condensed combined financial information

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2024
	For the period from August 8, 2024 (Inception) through December 31, 2024	Year Ended December 31, 2024	Year Ended December 31, 2024	Scenario 1 Assuming No Redemptions				Scenario 2 Assuming Maximum Redemptions
	IWAC Holding Company Inc.	Integrated Wellness Acquisition Corp (Reclassified) (Note 5)	Btab Ecommerce Group, Inc. (Historical)	Transaction Accounting Adjustments	Notes	Pro Forma Statement of Operations		Transaction Accounting Adjustments	Notes	Pro Forma Statement of Operations	Notes
Operating Income
Sales	$—	$—	$5,367,830	$—		$5,367,830		$—		$5,367,830
Cost of revenues	—	—	4,194,662	—		4,194,662		—		$4,194,662
Gross Profit	$—	$—	$1,173,168	$—		$1,173,168		$—		$1,173,168
Operating Expenses
Selling and marketing expense	—	—	198,407	—		198,407		—		198,407
General and administrative	32,021	2,069,999	2,549,581	—		4,619,580		—		4,619,580
Research and development	—	—	—	—		—		—		—
Total Operating Expenses	$32,021	$2,069,999	$2,747,988	$—		$4,817,987		$—		$4,817,987
Net Loss From Operations	$(32,021)	$(2,069,999)	$(1,574,820)	$—		$(3,644,819)		$—		$(3,644,819)
Other Income (Expense)
Interest expense	—	—	(446,312)	—		(446,312)		—		(446,312)
Loss on foreign currency exchange	—	—	16,659	—		16,659		—		16,659
Other income (loss), net	—	—	(14,049)	(1,993,883)	4(b)	(2,457,932)		—		(2,457,932)
		—	—	(450,000)	4(c)	—		—		—
Earnings on marketable securities held in the Trust Account	—	—	—	—	4(a)	—		—		—
Interest earned on cash held in Trust Account	—	1,969,968	—	(1,969,968)	4(a)	—		—		—
Unrealized gain on marketable securities held in Trust Account	—	—	—	—		—		—		—
Total Other Income (Expense)	$—	$1,969,968	$(443,702)	$(4,413,851)		$(2,887,585)		$—		$(2,887,585)
Net Income (Loss) Before Taxes	$(32,021)	$(100,031)	$(2,018,522)	$(4,413,851)		$(6,532,404)		$—		$(6,532,404)
Income Tax Benefit (Provision)	—	—	168,263	—		168,263		—		168,263
Net Income (Loss) After Taxes	$(32,021)	$(100,031)	$(1,850,259)	$(4,413,851)		$(6,364,141)		$—		$(6,364,141)
Other comprehensive loss − Foreign currency translation adjustment	$—	$—	$168,554	$—		$168,554		$—		168,554
Net Comprehensive Loss	$(32,021)	$(100,031)	$(1,681,705)	$—		$(6,195,587)		$—		$(6,195,587)
Weighted Average Btab Common Shares Outstanding – Basic and Diluted	1,000	—	695,223,770	—		—		—		—
Loss per Btab Common Share – Basic and Diluted	$(32.02)	$—	$(0.00266)	$—		$—		$—		$—
IWAC basic and diluted weighted average shares outstanding of redeemable Class A ordinary shares		4,104,151	—	—		—		—		—
Basic and diluted net income per share, redeemable IWAC Class A ordinary shares	$—	$0.33	$—	$—		$—		$—		$—
IWAC basic and diluted weighted average shares outstanding of non-redeemable Class B ordinary shares	—	2,875,000	—	—		—		—		—
Basic and diluted net loss per share, non-redeemable IWAC Class B ordinary shares	$—	$(0.51)	$—	$—		$—		$—		$—
Pubco weighted-average Class A Shares outstanding – basic and diluted	—	—	—	—		32,653,908	4(d)	—		31,468,427	4(d)
Basic and diluted net loss per share, Pubco Class A Shares	$—	$—	$—	$—		$(0.19)	4(d)	$—		$(0.20)	4(d)
Pubco weighted-average Class V Shares outstanding – basic and diluted	—	—	—	—		100,000	4(d)	—		100,000	4(d)
Basic and diluted net loss per share, Pubco Class V Shares	$—	$—	$—	$—		$(0.19)	4(d)			$(0.20)	4(d)
See accompanying notes to the unaudited pro forma condensed combined financial information

1.
Basis of Pro Forma Presentation

The unaudited pro forma condensed combined financial information was prepared in accordance with Article 11 of SEC Regulation S-X, as amended by the final rule, Release No. 33-10786, Amendments to Financial Disclosures about Acquired and Disposed Businesses. Release No. 33-10786 replaces the historical pro forma adjustments criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). Management has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the unaudited pro forma condensed combined financial information. The adjustments presented in the unaudited pro forma condensed combined financial information have been identified and presented to provide relevant information necessary for an understanding of the combined company upon consummation of the Business Combination and the Adjustments for Material Events. The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Business Combination. IWAC and Btab have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.
The unaudited pro forma condensed combined balance sheet gives effect to the Business Combination and other transactions as if it had occurred on June 30, 2025. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2025 gives effect to the transactions as if the Business Combination and other transactions had been consummated on January 1, 2024. The unaudited pro forma combined statement of operations for the year ended December 31, 2024 gives effect to the transactions as if the Business Combination and other transactions had been consummated on January 1, 2024.
IWAC Holding Company, Inc. was incorporated on August 8, 2024, solely for the purpose of effectuating the business combination between Integrated Wellness Acquisition Corp and Btab Ecommerce Group, Inc. From inception through December 31, 2024, IWAC Holding Company, Inc. incurred only nominal general and administrative expenses related to organizational and transaction-related activities. IWAC Holding Company, Inc. did not engage in any operations or incur any expenses during the six months ended June 30, 2025.
IWAC Holding Company, Inc. is presented as a separate column in the pro forma statements of operations for the six months ended June 30, 2025 solely for illustrative purposes, to demonstrate that its results were not inadvertently excluded. IWAC Holding Company, Inc. had no revenue or expenses during the six months ended June 30, 2025, and only incurred minimal general and administrative expenses during the period from inception through December 31, 2024. As a result, its inclusion had no impact on the pro forma net loss or earnings per share for the six months ended June 30, 2025.
The pro forma adjustments reflecting the consummation of the Business Combination and the Material Events are based on certain currently available information and certain assumptions and methodologies that both IWAC and Btab believe are reasonable under the circumstances. The pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments, and it is possible the differences may be material. Both IWAC and Btab believe that the assumptions and methodologies provide a reasonable basis for presenting all the significant effects of the Business Combination and the Material Events based on information available to management at this time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.
The unaudited pro forma condensed combined financial information present two redemption scenarios, the No Redemption Scenario and the Maximum Redemption Scenario. The No Redemption Scenario assumes that no IWAC Public Shareholders exercise their right to have their IWAC Class A common shares subject to possible redemption converted into their pro rata share of the Trust Account. The Maximum Redemption Scenario assumes that all remaining IWAC Class A ordinary shares subject to possible redemption (1,185,481 shares) are redeemed for cash, resulting in an aggregate cash payment of approximately $15.1 million out of the Trust Account based on an assumed redemption price of $12.81 per share. The number of shares redeemed represents the maximum redemptions that can occur while assuming the Merger vote eliminates the $5,000,001 net tangible asset requirement specified in IWAC’s Existing Organizational Documents and the Business Combination Agreement. Should the NTA Proposal not be approved, IWAC would not be permitted to proceed with the Business Combination.
The Business Combination Agreement provides that the parties may, but are not required to enter into financing agreements in connection with the Business Combination (any such agreements, the “Financing Agreements” and the financing contemplated by such Financing Agreements, the “Transaction Financing”), and the parties are currently pursuing subscriptions of up to $20 million for the Transaction Financing. The proposed Transaction Financing has been included in the No Redemptions and Maximum Redemption scenarios because management considers the Transaction Financing as probable, as the parties anticipate entering into subscription agreements for the proposed Transaction Financing prior to mailing the proxy statement/information statement/prospectus in an amount sufficient to meet its obligations related to the Business Combination at such level of redemptions. There is no assurance that the parties will enter into subscriptions for the Transaction Financing on these terms or at all and we will update this proxy statement/information statement/prospectus with additional information following the entry into any subscription agreements for the Transaction Financing.
Without giving effect to the receipt of at least $20 million in gross proceeds from the Transaction Financing, the parties will not have sufficient funds to fulfill their obligations related to the Business Combination under the Maximum Redemption scenario. As such, management believes the completion of the Transaction Financing will be necessary to consummate the Business Combination. In addition, in accordance with the terms of the Business Combination Agreement, the aggregate proceeds from, and the consummation of, the proposed Transaction Financing are not anticipated to be contingent upon the amount of actual redemptions. In the event that additional funding under a Transaction Financing is not obtained, the consummation of the Business Combination would no longer be probable, as the parties would not have sufficient funds to fulfill their obligations related to the Business Combination. As such, a scenario where a Transaction Financing does not occur on or prior to the Closing has been omitted from the pro forma presentation.
The foregoing scenarios are for illustrative purposes as IWAC does not have, as of the date of this joint proxy statement/information statement/prospectus, a meaningful way of providing any certainty regarding the number of redemptions by IWAC Public Shareholders that may occur.
Included in the shares outstanding and weighted-average shares outstanding (for the calculation of pro forma basic and diluted loss per share) as presented in the unaudited pro forma condensed combined financial information are the shares of Pubco Class A Shares and Pubco Class V Shares to be issued to legacy Btab shareholders under the No Redemption Scenario and the Maximum Redemption Scenario on the Closing Date of the Business Combination and the IWAC shares that will remain outstanding and that will represent shares of Pubco common stock (as adjusted, where applicable, for the Maximum Redemption Scenario) upon consummation of the Business Combination.
The table directly below present shares outstanding upon the Closing as depicted in the unaudited pro forma condensed combined financial information. This table assumes that no IWAC warrants, which will be converted into and become exercisable for one share of Pubco common stock upon the Closing, are exercised on or shortly after the Closing. As these warrants are the only potentially dilutive securities, the tables directly below present the pro forma ownership of Pubco upon the Closing of the Business Combination assuming no dilution.

	Assuming No Dilution from Warrants
	Scenario 1 Assuming No Redemptions Into Cash		Scenario 2 Assuming Maximum Redemptions Into Cash
	Number of Shares Owned	% of Shares Owned	Number of Shares Owned	% of Shares Owned
Pubco Class A Shares held by Btab Shareholders	24,900,000	75.5%	24,900,000	78.3%
Pubco Class V Shares held by Btab Shareholders	100,000	0.3%	100,000	0.3%
Pubco Class A Shares held by IWAC Public Shareholders(1)	1,185,481	3.6%	—	0.0%
Pubco Class A Shares held by Sponsor and related parties of Sponsor(2)	1,582,500	4.8%	1,582,500	5.0%
Pubco Class A Shares held by Prior Sponsor(3)	862,500	2.6%	862,500	2.7%
Pubco Class A Shares held by former IWAC directors and executive officers(4)	430,000	1.3%	430,000	1.4%
Pubco Class A Shares held by Sponsor as a result of the promissory note conversion(5)	3,908,280	11.9%	3,908,280	12.3%
Total	32,968,761	100.0%	31,783,280	100.0%

(1)
Excludes 5,750,000 shares underlying certain Pubco warrants, previously IWAC public warrants and automatically converted into Pubco warrants on the Closing Date, under the No Redemption and Maximum Redemption Scenarios.

(2)
Excludes 4,795,000 shares underlying certain Pubco warrants, previously IWAC private placement warrants held by the Sponsor and automatically converted into Pubco warrants on the Closing Date, under the No Redemption and Maximum Redemption Scenarios.

(3)
Excludes 2,055,000 shares underlying certain Pubco warrants, previously IWAC private placement warrants held by the Prior Sponsor and automatically converted into Pubco warrants on the Closing Date, under the No Redemption and Maximum Redemption Scenarios.

(4)
Represents Pubco Class A Shares held by certain individuals who served as directors and executive officers of IWAC prior to the Business Combination. Following the close of the Business Combination, one of these individuals, who holds 100,000 of these Pubco Class A Shares, will continue to serve as a director and executive officer post-Business Combination.

(5)
Represents Pubco Class A shares underlying the convertible promissory note held by the Sponsor whic is assumed to be conveted following the close of the Business Combination.

As a result of the Amended and Restated Business Combination Agreement, former shareholders of Btab common stock will receive an aggregate of 24,900,000 shares of Pubco Class A common stock, each share having one vote. The former shareholders of Btab Class V common stock will receive an aggregate of 100,000 shares of Pubco Class V common stock, each share having 1,000 votes. The above voting rights of the Btab Shareholders will approximate 96.9% and 97.8% of the total voting rights of Pubco’s issued equity interests under the No Redemption Scenario and Maximum Redemption Scenario, respectively. The table directly below summarizes the pro forma voting rights of the Pubco common stock immediately after the Closing Date:

	Scenario 1 Assuming No Redemptions Into Cash		Scenario 2 Assuming Maximum Redemptions Into Cash
	Voting Rights	% of Voting Rights	Voting Rights	% of Voting Rights
Pubco Class A Shares held by Btab Shareholders	24,900,000	19.3%	24,900,000	19.5%
Pubco Class V Shares held by Btab Shareholders	100,000,000	77.6%	100,000,000	78.3%
Pubco Class A Shares held by IWAC Public Shareholders	1,185,481	0.9%	—	0.0%
Pubco Class A Shares held by Sponsor and related parties of Sponsor	1,582,500	1.2%	1,582,500	1.2%
Pubco Class A Shares held by Prior Sponsor	862,500	0.7%	862,500	0.7%
Pubco Class A Shares held by former IWAC directors and executive officers(1)	430,000	0.3%	430,000	0.3%
Total(2)	128,960,481	100.0%	127,775,000	100.0%

(1)
Represents Pubco Class A Shares held by certain individuals who served as directors and executive officers of IWAC prior to the Business Combination. Following the close of the Business Combination, one of these individuals, who holds 100,000 of these Pubco Class A Shares, will continue to serve as a director and executive officer post-Business Combination.

(2)
The table above does not include up to 3,908,280 Pubco Class A shares issuable upon conversion of the convertible promissory note held by the Current Sponsor. Conversion of this note is at the election of the Current Sponsor and is not automatic at the Closing. Accordingly, such shares are not considered outstanding for voting purposes immediately following the Closing. If the Current Sponsor elects to convert, each such share would carry one vote per share.

2.
Accounting for the Business Combination

Notwithstanding the legal form, the Business Combination will be accounted for as a reverse recapitalization in accordance with U.S. GAAP and not as a business combination under ASC 805. Under this method of accounting, IWAC, will be treated as the acquired company for accounting purposes, whereas Btab will be treated as the accounting acquirer. In accordance with this method of accounting, the Business Combination will be treated as the equivalent of Btab issuing shares for the net assets of IWAC, accompanied by a recapitalization. The net assets of Btab will be stated at historical cost, with no goodwill or other intangible assets recorded, and operations prior to the Business Combination will be those of Btab. Btab has been determined to be the accounting acquirer for purposes of the Business Combination based on an evaluation of the following facts and circumstances:
•
Btab’s existing shareholders will have the greatest voting power in Pubco under both the No Redemption Scenario and Maximum Redemption Scenario.

•
Btab’s existing shareholders will have the ability to nominate a majority of the members of the Board of Pubco.

•
Btab’s existing senior management will comprise the senior management of Pubco.

3.
Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2025

The pro forma notes and adjustments, based on preliminary estimates that could change materially as additional information is obtained, are as follows:

Pro Forma Adjustments for Material Events:
(aa)
To reflect extension payments subsequent to June 30, 2025. These payments are made by the Sponsor into the Trust Account in accordance with a promissory note in order to extend the amount of time IWAC has available to complete its initial Business Combination through the estimated Closing Date.

(bb)
To reflect actual and expected income on Cash held in Trust Account from July 1, 2025 through the estimated Closing Date.

Pro Forma Other Transaction Accounting Adjustments:
(a)
To reflect the repayment of the outstanding principal on the IWAC promissory notes on the Closing Date.

(b)
To reflect the repayment of the extension payments to the Sponsor on the Closing Date in accordance with the amended promissory note. The payee will convert the maximum allowable balance under the Amended and Restated Promissory Note, dated January 14, 2025. This maximum balance includes up to $1.5 million of unpaid principal related to working capital expenses, along with any extension payments, with a total combined limit of $4 million.

(c)
To reflect the release of the Cash held in Trust Account to Cash, assuming no IWAC Public Shareholders exercise their right to have their IWAC Class A common shares subject to possible redemption redeemed for their pro rata share of the Trust Account.

(d)
To reflect the cash settlement of $4,025,000 in deferred underwriting fees incurred during IWAC’s initial public offering that are payable in connection with the Closing of the Business Combination.

(e)
To reflect, in the No Redemption Scenario, the exchange of the remaining 1,185,481 issued and outstanding IWAC Class A common shares subject to possible redemption immediately prior to the Closing for the same number of Pubco Class A Shares, which assumes approval of the NTA Proposal and adoption of the NTA Amendment at the Extraordinary General Meeting.

(f)
To reflect the exchange of all non-redeemable IWAC Class A common shares immediately prior to closing, inclusive of the IWAC Class A common shares resulting from the conversion of IWAC Class B common shares into IWAC Class A common shares described in Note 3(k).

(g)
To reflect the recapitalization of Btab through the Business Combination and the issuance of 24,900,000 Pubco Class A Shares and 100,000 Pubco Class V Shares. The adjustment eliminates the accumulated deficit of IWAC, inclusive of the impacts to IWAC’s accumulated deficit arising from Transaction Accounting Adjustments.

(h)
To reflect the conversion of all Btab Preferred Shares and 100,000 Btab Common Shares into 100,000 Btab Class V Shares. The 100,000 Btab Class V Shares are subsequently exchanged for 100,000 Pubco Class V Shares in connection with the Closing (see Note 3(g)).

(i)
To reflect the repayment of IWAC accounts payable, accrued liabilities, and amounts owed to the Prior Sponsor and Sponsor through the conversion of the maximum allowable balance under the Amended and Restated Promissory Note. The conversion includes the $1.5 million of working capital expenses and transaction costs that will ultimately be funded by the Sponsor as part the promissory note’s principal balance, combined with the $2,408,280 extension deposits converted under Note 3(b), the total amount converted under the loan is $3,908,280.

(j)
To reflect the payment of total preliminary estimated transaction costs of IWAC of $0.7 million that are anticipated to be incurred subsequent to June 30, 2025 but prior to the Closing Date.

(k)
To reflect the conversion of each IWAC Class B ordinary share into one IWAC Class A ordinary share immediately prior to Closing.

(l)
To reflect, in the Maximum Redemption Scenario, the assumption that IWAC Public Shareholders exercise their redemption rights with respect to a maximum of 1,185,481 IWAC Class A common shares subject to possible redemption prior to the consummation of the Business Combination at an estimated redemption price of $12.81 per share, which equates to an aggregate of $15.2 million in cash.

(m)
To reflect the payment of future estimated transaction costs of Btab of $0.4 million. The adjustment reflects legal and other professional fees of $0.3 million that are specific incremental costs directly attributable to the offering of securities associated with the Closing of the Business Combination, as well as transaction costs of $0.1 million that were incurred in connection with the Business Combination but that are not directly attributable to the offering of securities. The $0.3 million in costs that are specific incremental costs directly attributable to the offering of securities is recorded as a reduction to additional paid-in capital and the $0.1 million in costs that are not directly attributable to the offering of securities is recorded as an addition to the accumulated deficit.

(n)
To reflect the additional capital contribution required to meet the Nasdaq Capital Market’s minimum stockholder’s equity requirement of $5 million.

(o)
To reflect, in the Maximum Redemption Scenario, the additional capital contribution required to meet the Nasdaq Capital Market’s minimum stockholder’s equity requirement of $5 million, which is after considering the redemptions under 3(l).

(p)
To reflect the repayment of the remaining IWAC accounts payable to the Prior Sponsor and Current Sponsor.

(q)
To reclassify deferred offering costs to additional paid in capital

4.
Adjustments to the Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended June 30, 2025

The pro forma notes and adjustments, based on preliminary estimates that could change materially as additional information is obtained, are as follows:
Pro Forma Transaction Accounting Adjustments:
(a)
To reflect the removal of the previously recognized realized earnings and dividend income from IWAC’s marketable securities held in the Trust Account which will be released upon the Closing of the Business Combination.

(b)
The pro forma basic and diluted net loss per share amounts are computed using the two-class method required for companies with multiple classes of common stock, which determines net loss per common share for each class of common stock according to dividends declared or accumulated and participation rights in distributed and undistributed earnings or losses. The pro forma weighted average shares outstanding presented in the unaudited pro forma condensed combined statements of operations are based upon the number of Pubco shares outstanding at the Closing of the Business Combination, assuming the Business Combination occurred on January 1, 2024.

5.
Adjustments to the Unaudited Pro Forma Condensed Combined Statements of Operations for the Year ended December 31, 2024

The pro forma notes and adjustments, based on preliminary estimates that could change materially as additional information is obtained, are as follows:
Pro Forma Transaction Accounting Adjustments:
(a)
To reflect the removal of the previously recognized realized earnings and dividend income from IWAC’s marketable securities held in the Trust Account which will be released upon the Closing of the Business Combination.

(b)
To reflect the estimated transaction costs for IWAC for certain accounting, legal, and other professional fees expected to be incurred in connection with the Business Combination.

(c)
To reflect estimated transaction costs for Btab for certain accounting, auditing, and other professional fees expected to be incurred in connection with the Business Combination that are not deemed to be specific incremental costs directly attributable to this proposed offering of securities.

(d)
The pro forma basic and diluted net loss per share amounts are computed using the two-class method required for companies with multiple classes of common stock, which determines net loss per common share for each class of common stock according to dividends declared or accumulated and participation rights in distributed and undistributed earnings or losses. The pro forma weighted average shares outstanding presented in the unaudited pro forma condensed combined statements of operations are based upon the number of Pubco shares outstanding at the Closing of the Business Combination, assuming the Business Combination occurred on January 1, 2024.

Pro forma basic and diluted loss per share is calculated as follows for the three months ended June 30, 2025:
	Six Months Ended June 30, 2025
	Assuming No Redemptions Into Cash
	Class A	Class V
Numerator:
Allocation of pro forma net loss	$(1,348,082)	$(4,101)
Denominator:
Pro forma weighted-average shares outstanding:
Assume conversion of IWAC Class A common shares subject to possible redemption into Pubco Class A Shares effective January 1, 2024 as a result of assuming closing of the Business Combination on January 1, 2024	1,185,481	—
Assume conversion of non-redeemable IWAC Class A common shares into Pubco Class A Shares effective January 1, 2024 as a result of assuming closing of the Business Combination on January 1, 2024	2,875,000	—
Assume conversion of promissory note into Pubco Class A shares	3,908,280
Assume January 1, 2024 issuance of Pubco Class A Shares to Btab Shareholders as a result of assuming closing of the Business Combination on January 1, 2024	24,900,000	—
Assume January 1, 2024 issuance of Pubco Class V Shares to Btab Shareholders as a result of assuming closing of the Business Combination on January 1, 2024	—	100,000
Pro forma weighted-average shares outstanding – basic and diluted	32,868,761	100,000
Pro forma net loss per share:
Pro forma net loss per Pubco Class A Share – basic and diluted	$(0.04)
Pro forma net loss per Pubco Class V Share – basic and diluted		$(0.04)

	Six Months Ended June 30, 2025
	Assuming Maximum Redemptions Into Cash
	Class A	Class V
Numerator:
Allocation of pro forma net loss	$(1,347,929)	$(4,254)
Denominator:
Pro forma weighted-average shares outstanding:
Assume conversion of IWAC Class A common shares subject to possible redemption into Pubco Class A Shares effective January 1, 2024 as a result of assuming closing of the Business Combination on January 1, 2024	—	—
Assume conversion of non-redeemable IWAC Class A common shares into Pubco Class A Shares effective January 1, 2024 as a result of assuming closing of the Business Combination on January 1, 2024	2,875,000	—
Assume conversion of promissory note into Pubco Class A shares	3,908,280
Assume January 1, 2024 issuance of Pubco Class A Shares to Btab Shareholders as a result of assuming closing of the Business Combination on January 1, 2024	24,900,000	—
Assume January 1, 2024 issuance of Pubco Class V Shares to Btab Shareholders as a result of assuming closing of the Business Combination on January 1, 2024	—	100,000
Pro forma weighted-average shares outstanding – basic and diluted	31,683,280	100,000
Pro forma net loss per share:
Pro forma net loss per Pubco Class A Share – basic and diluted	$(0.04)
Pro forma net loss per Pubco Class V Share – basic and diluted		$(0.04)
As Pubco was in a pro forma net loss position for the period and each of the scenarios presented, diluted net loss per share is the same as basic net loss per share for the period and each scenario, as the inclusion of all potential common shares outstanding would have been anti-dilutive. The following securities were excluded from the computation of pro forma diluted net loss per share for the period and scenarios presented because including them would have had an anti-dilutive effect:
	Six Months Ended June 30, 2025
	Assuming No Redemptions Into Cash	Assuming Maximum Redemptions Into Cash
Pubco common stock underlying IWAC public warrants	5,750,000	5,750,000
Pubco common stock underlying IWAC private placement warrants(1)	6,850,000	6,850,000
Total anti-dilutive Pubco common stock	12,600,000	12,600,000

(1)
Represents 4,795,000 warrants held by the Sponsor in the No Redemption and Maximum Redemption Scenarios and 2,055,000 warrants held by the Prior Sponsor in the No Redemption and Maximum Redemption Scenarios.

Pro forma basic and diluted loss per share is calculated as follows for the year ended December 31, 2024:
	Year Ended December 31, 2024
	Assuming No Redemptions Into Cash
	Class A	Class V
Numerator:
Allocation of pro forma net loss	$(6,344,774)	$(19,367)
Denominator:
Pro forma weighted-average shares outstanding:
Assume conversion of IWAC Class A common shares subject to possible redemption into Pubco Class A Shares effective January 1, 2024 as a result of assuming closing of the Business Combination on January 1, 2024	1,185,481	—
Assume conversion of non-redeemable IWAC Class A common shares into Pubco Class A Shares effective January 1, 2024 as a result of assuming closing of the Business Combination on January 1, 2024	2,875,000	—
Assume conversion of promissory note into Pubco Class A shares	3,800,120
Assume January 1, 2024 issuance of Pubco Class A Shares to Btab Shareholders as a result of assuming closing of the Business Combination on January 1, 2024	24,900,000	—
Assume January 1, 2023 issuance of Pubco Class V Shares to Btab Shareholders as a result of assuming closing of the Business Combination on January 1, 2024	—	100,000
Pro forma weighted-average shares outstanding – basic and diluted	32,760,601	100,000
Pro forma net loss per share:
Pro forma net loss per Pubco Class A Share – basic and diluted	$(0.19)
Pro forma net loss per Pubco Class V Share – basic and diluted		$(0.19)
	Year Ended December 31, 2024
	Assuming Maximum Redemptions Into Cash
	Class A	Class V
Numerator:
Allocation of pro forma net loss	$(6,344,049)	$(20,092)
Denominator:
Pro forma weighted-average shares outstanding:
Assume conversion of IWAC Class A common shares subject to possible redemption into Pubco Class A Shares effective January 1, 2023 as a result of assuming closing of the Business Combination on January 1, 2023	—	—
Assume conversion of non-redeemable IWAC Class A common shares into Pubco Class A Shares effective January 1, 2023 as a result of assuming closing of the Business Combination on January 1, 2023	2,875,000	—
Assume conversion of promissory note into Pubco Class A shares	3,800,120
Assume January 1, 2023 issuance of Pubco Class A Shares to Btab Shareholders as a result of assuming closing of the Business Combination on January 1, 2023	24,900,000	—
Assume January 1, 2023 issuance of Pubco Class V Shares to Btab Shareholders as a result of assuming closing of the Business Combination on January 1, 2023	—	100,000
Pro forma weighted-average shares outstanding – basic and diluted	31,575,120	100,000
Pro forma net loss per share:
Pro forma net loss per Pubco Class A Share – basic and diluted	$(0.20)
Pro forma net loss per Pubco Class V Share – basic and diluted		$(0.20)

As Pubco was in a pro forma net loss position for the period and each of the scenarios presented, diluted net loss per share is the same as basic net loss per share for the period and each scenario, as the inclusion of all potential common shares outstanding would have been anti-dilutive. The following securities were excluded from the computation of pro forma diluted net loss per share for the period and scenarios presented because including them would have had an anti-dilutive effect:
	Year Ended December 31, 2024
	Assuming No Redemptions Into Cash	Assuming Maximum Redemptions Into Cash
Pubco common stock underlying IWAC public warrants	5,750,000	5,750,000
Pubco common stock underlying IWAC private placement warrants(1)	6,850,000	6,850,000
Total anti-dilutive Pubco common stock	12,600,000	12,600,000

(1)
Represents 4,795,000 warrants held by the Sponsor in the No Redemption and Maximum Redemption Scenarios and 2,055,000 warrants held by the Prior Sponsor in the No Redemption and Maximum Redemption Scenarios.

6.
Reclassification Adjustments

During the preparation of this unaudited pro forma condensed combined financial information, Btab performed a preliminary analysis of IWAC’s financial information to identify differences in financial statement presentation as compared to the presentation of Btab. Certain reclassification adjustments have been made to conform IWAC’s historical financial statement presentation to Btab’s historical financial statement presentation. Following the completion of the Business Combination, or as more information becomes available, Btab will finalize the review of financial statement presentation, which could differ from the presentation set forth in the unaudited pro forma condensed combined financial information presented herein.
The following items represent certain reclassification adjustments to conform IWAC’s Historical Consolidated Statement of Operations presentation for the six months ended June 30, 2025, to Btab’s Historical Consolidated Statement of Operations presentation for the six months ended June 30, 2025, which have no impact on net income (loss) and are summarized below:
(a)
To reclassify the IWAC historical general and administrative expenses within Formation and Operating Costs, Accounting and Legal Expenses, Listing Fees, Insurance Expense, Advertising and Marketing, and Administrative Expenses into the General and Administrative Expenses line item.

		Six Months Ended June 30, 2025
Btab Ecommerce Group, Inc. Historical Consolidated Statement of Operations Line Items	Integrated Wellness Acquisition Corp Historical Consolidated Statement of Income Line Items	Integrated Wellness Acquisition Corp (Historical)	Reclassification	Notes	Integrated Wellness Acquisition Corp
Sales		$—	$—		$—
Cost of revenues		—	—		—
Gross profit		$—	$—		$—
Operating Expenses
Selling and marketing expense		—	—		—
General and administrative		—	546,022	5(a)	546,022
Research and development		—	—		—
	Formation and operating costs	212,929	(212,929)	5(a)	—
	Accounting and legal expenses	222,653	(222,653)	5(a)	—
	Listing fees	—	—	5(a)	—
	Insurance expense	50,440	(50,440)	5(a)	—
	Advertising and marketing	—	—	5(a)	—
	Administrative expenses — related party	60,000	(60,000)	5(a)
	Administrative expenses	—	—	5(a)	—
Total Operating Expenses	Total Operating Expenses	$546,022	$—		$546,022
Net Loss from Operations	Net Loss from Operations	$(546,022)	$—		$(546,022)
Other Income	Other Income
Interest expense		—	—		—
Loss on foreign currency exchange		—	—		—
Other income, net		—	—		—
	Earnings on marketable securities held in the Trust Account	—	—		—
	Interest earned on cash held in Trust Account	229,168	—		229,168
	Unrealized gain on marketable securities held in Trust Account	—	—		—
Total Other Income	Total Other Income	$229,168	$—		$229,168
Net Income Before Taxes	Net Income Before Taxes	$(316,854)	$—		$(316,854)
Income Tax Provision	Income Tax Provision	—			—
Net Income After Taxes	Net Income After Taxes	$(316,854)	$—		$(316,854)
The following items represent certain reclassification adjustments to conform IWAC’s Historical Consolidated Statement of Operations presentation for the year ended December 31, 2024, to Btab’s Historical Consolidated Statement of Operations presentation for the year ended December 31, 2024, which have no impact on net income (loss) and are summarized below:
(b)
To reclassify the IWAC historical general and administrative expenses within Formation and Operating Costs, Accounting and Legal Expenses, Listing Fees, Insurance Expense, Advertising and Marketing, and Administrative Expenses into the General and Administrative Expenses line item.

		Year Ended December 31, 2024
Btab Ecommerce Group, Inc. Historical Consolidated Statement of Operations Line Items	Integrated Wellness Acquisition Corp Historical Consolidated Statement of Income Line Items	Integrated Wellness Acquisition Corp (Historical)	Reclassification	Notes	Integrated Wellness Acquisition Corp
Sales		$—	$—		$—
Cost of revenues		—	—		—
Gross profit		$—	$—		$—
Operating Expenses
Selling and marketing expense		—	—		—
General and administrative		—	2,069,999	5(a)	2,069,999
Research and development		—	—		—
	Formation and operating costs	140,852	(140,852)	5(a)	—
	Accounting and legal expenses	1,346,772	(1,346,772)	5(a)	—
	Listing fees	85,000	(85,000)	5(a)	—
	Insurance expense	118,850	(118,850)	5(a)	—
	Advertising and marketing	18,369	(18,359)	5(a)	—
	Administrative expenses — related party	360,000	(360,000)	5(a)	—
	Administrative expenses	156	(156)	5(a)	—
Total Operating Expenses	Total Operating Expenses	$2,069,999	$—		$2,069,999
Net Loss from Operations	Net Loss from Operations	$(2,069,999)	$—		$(2,069,999)
Other Income	Other Income
Interest expense		—	—		—
Loss on foreign currency exchange		—	—		—
Other income, net		—	—		—
	Earnings on marketable securities held in the Trust Account	—	—		—
	Interest earned on cash held in Trust Account	1,969,968	—		1,969,968
Total Other Income	Total Other Income	$1,969,968	$—		$1,969,968
Net Income Before Taxes	Net Income Before Taxes	$(100,031)	$—		$(100,031)
Income Tax Provision	Income Tax Provision	—			—
Net Income After Taxes	Net Income After Taxes	$(100,031)	$—		$(100,031)

EXTRAORDINARY GENERAL MEETING OF IWAC’S SHAREHOLDERS
General
IWAC is furnishing this joint proxy statement/information statement/prospectus to IWAC’s shareholders as part of the solicitation of proxies by IWAC’s board of directors for use at the Extraordinary General Meeting to be held on December 8, 2025, and at any adjournment thereof. This joint proxy statement/information statement/prospectus is first being furnished to IWAC’s shareholders on or about November 12, 2025 in connection with the vote on the proposals. This joint proxy statement/information statement/prospectus provides IWAC’s shareholders with information they need to know to be able to vote or instruct their vote to be cast at the Extraordinary General Meeting.
Date, Time and Place
The Extraordinary General Meeting will be held on December 8, 2025, at 10:00 a.m., Eastern Time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, New York, New York 10105, or such other date, time, and place to which such meeting may be adjourned. You may attend the Extraordinary General Meeting and vote your shares electronically during the Extraordinary General Meeting via live webcast by visiting https://www.cstproxy.com/integratedwellnessholdings/2025. You will need the meeting control number that is printed on your proxy card to enter the Extraordinary General Meeting.
Purpose of the Extraordinary General Meeting
At the Extraordinary General Meeting, IWAC is asking holders of its ordinary shares to:
•
consider and vote upon a proposal to approve by special resolution under Cayman Islands law, assuming the Business Combination Proposal is approved and adopted, the NTA Amendment, which shall be effective, if adopted and implemented by IWAC, immediately prior to the effectiveness of the Domestication, to remove the requirements contained in the Existing Organizational Documents limiting IWAC’s ability to redeem ordinary shares and consummate an initial business combination if the amount of such redemptions would cause IWAC to have less than $5,000,001 in net tangible assets (we refer to this proposal as the “NTA Proposal”);

•
consider and vote upon a proposal to approve by special resolution under Cayman Islands law, assuming the Business Combination Proposal is approved and adopted, to transfer IWAC by way of continuation out of the Cayman Islands and into the State of Delaware by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (we refer to this proposal as the “Domestication Proposal”);

•
consider and vote upon a proposal to approve and adopt by ordinary resolution the Business Combination Agreement (a copy of which is attached to this joint proxy statement/information statement/prospectus as Annex A) and to approve the transactions contemplated by the Business Combination Agreement (we refer to this proposal as the “Business Combination Proposal”);

•
consider and vote upon a proposal to approve by special resolution, assuming the Domestication Proposal and the Business Combination Proposal are approved and adopted, that the proposed amended and restated certificate of incorporation (the “Proposed Charter”) and proposed bylaws (the “Proposed Bylaws”, and together with the Proposed Charter, the “Proposed Organizational Documents”) of Pubco, the forms of which are attached to the accompanying joint proxy statement/information statement/prospectus as Annex D and Annex E, be approved to take effect at the Purchaser Merger Effective Time (we refer to this proposal as the “Charter Proposal”);

•
consider and vote upon six separate proposals (which we refer to, collectively, as the “Organizational Documents Proposals”) to approve as ordinary resolutions under Cayman Islands law, on a non-binding advisory basis, the following material differences between the Existing Organizational Documents and the Proposed Charter and Proposed Bylaws of Pubco:

a)
providing that directors may be removed at any time, with or without cause, by the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of stock of Pubco entitled to vote generally in the election of directors, voting together as a single class;

b)
providing that (i) stockholder special meetings may only be called by the Pubco Board pursuant to a resolution adopted by a majority of the Pubco Board and (ii) stockholders may only act at annual and special meetings and not by written consent;

c)
providing that any amendment of the Proposed Charter and that any amendment of the Proposed Bylaws requires either (i) a resolution adopted by a majority of the Pubco Board or (ii) the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of capital stock of Pubco entitled to vote on such amendment;

d)
changing the post-Business Combination company’s corporate name to “Btab Ecommerce Holdings, Inc.”;

e)
remove certain provisions related to IWAC’s status as a blank check company that will no longer apply upon consummation of the Business Combination; and

f)
increasing the total number of authorized shares of all classes of stock to 300,000,000 shares, each with a par value of $0.0001 per share, consisting of (i) 250,000,000 Pubco Class A Shares and (ii) 50,000,000 Pubco Class V Shares.

•
consider and vote upon a proposal to approve by ordinary resolution, the Incentive Plan, a copy of which is attached to this joint proxy statement/information statement/prospectus as Annex E (we refer to this proposal as the “Incentive Plan Proposal”);

•
consider and vote upon a proposal to elect by ordinary resolution, assuming the Business Combination Proposal is approved and adopted, that six (6) directors be elected to serve terms on Pubco’s board of directors (the “Pubco Board”) effective at the Purchaser Merger Effective Time until the 2025 annual meeting of shareholders or until their respective successors are duly elected and qualified (we refer to this proposal as the “Director Proposal”); and

•
consider and vote upon a proposal to approve by ordinary resolution under Cayman Islands law the adjournment of the Meeting to a later date or dates or sine die, if necessary or desirable, at the determination of the IWAC Board (we refer to this proposal as the “Adjournment Proposal”).

Recommendation of the IWAC Board
The IWAC Board has determined, based in part on the unanimous recommendation of the Special Committee, that the Business Combination Proposal is in the best interests of IWAC and its shareholders, has approved IWAC’s entry into the Business Combination Agreement and the transactions contemplated thereby, and recommends that shareholders vote “FOR” the Domestication Proposal and “FOR” the Business Combination Proposal. The IWAC Board also recommends that shareholders vote “FOR” the NTA Proposal, “FOR” the Charter Proposal, “FOR” each of the Organizational Documents Proposals, “FOR” for the Incentive Plan Proposal, “FOR” the Director Election Proposal and “FOR” the Adjournment Proposal if presented to the Extraordinary General Meeting.
The existence of financial and personal interests of IWAC’s Current Sponsor, directors and officers may result in a conflict of interest on the part of one or more of the directors between what he or they may believe is in the best interests of IWAC and its shareholders and what he or they may believe is best for himself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Proposal Three — The Business Combination Proposal  —  Interests of IWAC’s Current Sponsor, Directors and Officers in the Business Combination” for a further discussion.

Record Date; Who Is Entitled to Vote
IWAC has fixed the close of business on November 3, 2025, as the “record date” for determining IWAC shareholders entitled to notice of and to attend and vote at the Extraordinary General Meeting. As of the close of business on the Record Date, there were 1,185,481 Class A ordinary shares issued or outstanding and 2,875,000 Class B ordinary shares issued and outstanding. Each Class A ordinary share and Class B ordinary share is entitled to one vote per share at the Extraordinary General Meeting.
In connection with our IPO, our Prior Sponsor and our officers and directors at the time of our initial public offering entered into letter agreements to vote their founder shares, the Private Placement Shares and the ordinary shares issued or issuable upon the conversion of the founder shares, as well as any Public Shares purchased during or after our IPO, in favor of the Business Combination Proposal. We also expect our Current Sponsor to vote its shares in favor of all other proposals in accordance with the terms of the Sponsor Letter Agreement. As of the date hereof, our Prior Sponsor and Current Sponsor and directors and officers own approximately 71.0% of our total outstanding ordinary shares.
Quorum
The presence, in person or by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the outstanding ordinary shares entitled to vote constitutes a quorum at the general meeting.
Abstentions and Broker Non-Votes
If a shareholder fails to return a proxy card or fails to instruct a broker or other nominee how to vote, and does not attend the Extraordinary General Meeting in person, then the shareholder’s shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting. If a valid quorum is established, any such failure to vote or to provide voting instructions will have no effect on the outcome of any other Proposal in this joint proxy statement/information statement/prospectus.
Abstentions and broker-non votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the Proposals.
Vote Required for Approval
The approval of the NTA Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The NTA Proposal is conditioned on the approval of the Business Combination Proposal. Therefore, if the Business Combination Proposal is not approved, the NTA Proposal will have no effect, even if approved.
The approval of the Domestication Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The Domestication Proposal is conditioned on the approval of the Business Combination Proposal. Therefore, if the Business Combination Proposal is not approved, the Domestication Proposal will have no effect, even if approved.
The approval of the Business Combination Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.
The approval of the Charter Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The Charter Proposal is conditioned on the approval of the Domestication Proposal. Therefore, if the Business Combination Proposal or the Domestication Proposal is not approved, the Charter Proposal will have no effect, even if approved.
The approval of any of the Organizational Documents Proposals is not otherwise required by Cayman Islands law or Delaware law separate and apart from the Pubco Memorandum and Articles, but pursuant to SEC guidance, IWAC is required to submit these provisions to its stockholders separately for approval. However, the shareholder votes regarding these proposals are advisory votes, and are not binding on IWAC or the IWAC Board (separate and apart from the approval of the Charter Proposal). Furthermore, the Business Combination is not conditioned on the separate approval of the Organizational Documents Proposals (separate and apart from approval of the Charter Proposal).
The approval of the Incentive Plan Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The Incentive Plan Proposal is conditioned on the approval of the Business Combination Proposal, the Domestication Proposal, and the Organizational Documents Proposals. Therefore, if any of those proposals is not approved, the Incentive Plan Proposal will have no effect, even if approved.
The approval of the Director Election Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The Director Proposal is conditioned on the approval of the Business Combination Proposal, the Domestication Proposal, and the Organizational Documents Proposals. Therefore, if any of those proposals is not approved, the Director Proposal will have no effect, even if approved.
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The Adjournment Proposal is not conditioned upon any other proposal.
In each case, abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.
Voting Your Shares
Each ordinary share that you own in your name entitles you to one vote. Your proxy card shows the number of ordinary shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly voted.
There are two ways to vote your ordinary shares at the Extraordinary General Meeting:
•
You Can Vote By Signing and Returning the Enclosed Proxy Card.   If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by the IWAC Board “FOR” the NTA Proposal, “FOR” the Domestication Proposal, “FOR” the Business Combination Proposal, “FOR” the Charter Proposal, “FOR” each of the separate Organizational Documents Proposals, “FOR” the Incentive Plan Proposal, “FOR” the Director Proposal and “FOR” the Adjournment Proposal if presented to the Extraordinary General Meeting. Votes received after a matter has been voted upon at the Meeting will not be counted.

•
You Can Attend the Meeting and Vote in Person. You will receive a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must get a valid legal proxy from the broker, bank or other nominee. That is the only way IWAC can be sure that the broker, bank or nominee has not already voted your shares.

Revoking Your Proxy
If you are an IWAC shareholder and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:
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you may send another proxy card with a later date;

•
you may notify Laurel Hill Advisory Group, LLC, IWAC’s proxy solicitor, in writing before the Meeting that you have revoked your proxy; or

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you may attend the Extraordinary General Meeting, revoke your proxy, and vote in person or virtually, as indicated above.

Who Can Answer Your Questions About Voting Your Shares
If you are a shareholder and have any questions about how to vote or direct a vote in respect of your ordinary shares, you may contact IWAC’s proxy solicitor at:
Laurel Hill Advisory Group, LLC
(888) 742-1305 (toll-free)
(516) 933-3100 (Banks and Brokers Only)
Redemption Rights
Public Shareholders may seek to redeem the Public Shares that they hold, regardless of whether they vote for the Business Combination, against the Business Combination or do not vote in relation to the Business Combination. Any Public Shareholder may request redemption of their Public Shares for a per- share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the Trust Account and not previously released to IWAC net of taxes payable, divided by the number of then issued and outstanding Public Shares. If a holder properly seeks redemption as described in this section and the Business Combination is consummated, the holder will no longer own these shares following the Business Combination.
Notwithstanding the foregoing, a Public Shareholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking redemption rights with respect to 15% or more of the Public Shares without the consent of the directors. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit may not be redeemed for cash.
IWAC’s initial shareholders will not have redemption rights with respect to any ordinary shares owned by them, directly or indirectly.
IWAC shareholders will be entitled to receive cash for any Public Shares to be redeemed only if such holders:
(i)
hold (a) Public Shares or (b) units and elect to separate such units into the underlying Public Shares and warrants prior to exercising such redemption rights with respect to the Public Shares; and

(ii)
prior to 5:00 p.m., Eastern Time, on December 4, 2025, (a) submit a written request to the Transfer Agent that IWAC redeem such Public Shares for cash and (b) deliver share certificates for such Public Shares (if any) to the Transfer Agent, physically or electronically through DTC.

If you hold the shares in street name, you will have to coordinate with your broker to have your shares certificated or delivered electronically. Public Shares that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The Transfer Agent will typically charge the tendering broker a fee, and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder. In the event the Business Combination is not consummated this may result in an additional cost to shareholders for the return of their shares.
Holders of units must elect to separate the underlying Public Shares and warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and warrants, or if a holder holds units registered in its own name, the holder must contact the Transfer Agent, directly and instruct them to do so.
Any request to redeem Public Shares, once made, may be withdrawn at any time, with IWAC’s consent, until the closing of the Business Combination. If IWAC receives valid redemption requests from holders of Public Shares prior to the redemption deadline, IWAC may, at its sole discretion, following the redemption deadline and until the date of Closing, seek and permit withdrawals by one or more of such holders of their redemption requests. IWAC may select which holders to seek such withdrawals of redemption requests from based on any factors we may deem relevant, and the purpose of seeking such withdrawals may be to increase the funds held in the Trust Account. If a holder of Public Shares delivered its Public Shares for redemption to the Transfer Agent and decides within the required timeframe not to exercise its redemption rights, it may request that the Transfer Agent return the shares (physically or electronically). The holder can make such request by contacting the Transfer Agent, at the address or email address listed in this joint proxy statement/information statement/prospectus.
If the Business Combination is not approved or completed for any reason, then IWAC’s Public Shareholders who elected to exercise their redemption rights will not be entitled to redeem their shares. In such case, IWAC will promptly return any shares previously delivered by public holders.
The closing price of Class A ordinary shares on November 3, 2025, the Record Date, was $12.55. Prior to exercising redemption rights, shareholders should verify the market price of ordinary shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. IWAC cannot assure its shareholders that they will be able to sell their ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.
If a Public Shareholder exercises its redemption rights, then it will be exchanging its redeemed Public Shares for cash and will no longer own those Public Shares. You will be entitled to receive cash for your Public Shares only if you properly exercise your right to redeem the Public Shares that you will hold upon the Domestication, no later than the close of the vote on the Business Combination Proposal, and deliver your ordinary shares (either physically or electronically) to the Transfer Agent, prior to 5:00 p.m. Eastern Time on December 4, 2025 and the Business Combination is consummated.
In order for Public Shareholders to exercise their redemption rights in respect of the Business Combination, Public Shareholders must properly exercise their right to redeem the Public Shares that you will hold upon the Domestication no later than the close of the vote on the Business Combination Proposal and deliver their ordinary shares (either physically or electronically) to the Transfer Agent, prior to 5:00 p.m., Eastern Time on December 4, 2025. Therefore, the exercise of redemption rights occurs prior to the Domestication. For the purposes of the Existing Organizational Documents and Cayman Islands law, the exercise of redemption rights shall be treated as an election to have such Public Shares repurchased for cash and references in this joint proxy statement/information statement/prospectus shall be interpreted accordingly. Immediately following the Domestication and the consummation of the Mergers, Public Shareholders who properly exercised their redemption rights in respect of their Public Shares shall be paid.
No Appraisal Rights
Neither IWAC shareholders nor IWAC warrant holders have appraisal rights or dissenters’ rights in connection with the Business Combination or the Domestication under Cayman Islands law or under the DGCL.

Proxy Solicitation Costs
IWAC is soliciting proxies on behalf of its board of directors. This solicitation is being made by mail but also may be made by telephone or in person. IWAC and its directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means. IWAC will bear the cost of the solicitation.
IWAC has engaged Laurel Hill Advisory Group, LLC to assist in the proxy solicitation process. IWAC will pay that firm a fee of $8,500, plus expenses. Such fee will be paid with non-Trust Account funds.
IWAC will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. IWAC will reimburse them for their reasonable expenses.

PROPOSAL ONE — THE NTA PROPOSAL
General
As discussed elsewhere in this joint proxy statement/information statement/prospectus, IWAC is asking its shareholders to approve, by special resolution, the NTA Proposal. The NTA Proposal is conditioned upon the approval of the Business Combination Proposal. Therefore, if the Business Combination Proposal is not approved, then the NTA Proposal will not be presented to IWAC’s shareholders at the Extraordinary General Meeting. If the NTA Proposal is approved at the Extraordinary General Meeting, the following articles of the Existing Organizational Documents shall be amended as follows with effect immediately prior to the effectiveness of the Domestication:
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Article 36.5 (c) of the Existing Organizational Documents shall be deleted in its entirety.

Reasons for the Amendments
IWAC shareholders are being asked to approve the NTA Amendments to the Existing Organizational Documents prior to the consummation of the proposed Business Combination, which, in the judgment of the IWAC Board, may facilitate the consummation of the Business Combination. The Existing Organizational Documents limit IWAC’s ability to consummate an initial business combination if IWAC would have less than US$5,000,001 in net tangible assets. Because the IWAC Ordinary Shares and the Pubco Common Shares would not be deemed to be a “penny stock” pursuant to other applicable provisions of Rule 3a51-1 under the Exchange Act, IWAC is presenting the NTA Proposal to facilitate the consummation of the Business Combination. If the NTA Proposal is not approved and there are significant requests for redemption such that IWAC’s net tangible assets would be less than US$5,000,001 following such redemption prior to and upon consummation of the Business Combination, the Existing Organizational Documents would prevent IWAC from being able to consummate the Business Combination even if all other conditions to Closing are met. If the NTA Proposal is approved and the Existing Organizational Documents are amended with NTA Amendments, then it is possible that the Business Combination could be consummated even if IWAC’s net tangible assets would be less than US$5,000,001 following the redemption prior to and upon consummation of the Business Combination. If the Business Combination Proposal and the NTA Proposal are approved, all of the references in this joint proxy statement/information statement/prospectus to the “Existing Organizational Documents” shall be deemed to mean the Existing Organizational Documents as amended by the NTA Amendments contained in this NTA Proposal.
Required Vote and Recommendation of the Board
The approval of the NTA Proposal will require a special resolution, being a resolution passed at the Extraordinary General Meeting by at least two-thirds of the votes which are cast by those shareholders who, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement but will not have an effect on the NTA Proposal.
The full text of the resolution to be passed is as follows:
“RESOLVED, as a special resolution, that subject to the approval of the Business Combination Proposal and with effect immediately prior to the effectiveness of the Domestication:
Article 36.5 (c) of IWAC’s current amended and restated articles of association shall be deleted in its entirety.”
The Current Sponsor and IWAC’s directors and officers have agreed to vote the any ordinary shares owned by them in favor of the NTA Proposal. See “Proposal Three — The Business Combination Proposal — The Business Combination Agreement — Related Agreements — Sponsor Support Agreement” for more information.
THE IWAC BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE IWAC SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE NTA PROPOSAL.

PROPOSAL TWO — THE DOMESTICATION PROPOSAL
Overview
As discussed in this joint proxy statement/information statement/prospectus, if the Business Combination Proposal is approved, then IWAC is asking its shareholders to approve the Domestication Proposal. Under the Business Combination Agreement, the approval of the Domestication Proposal is also a condition to the consummation of the Business Combination. If, however, the Domestication Proposal is approved, but the Business Combination Proposal is not approved, then neither the Domestication nor the Business Combination will be consummated.
To effect the Domestication, IWAC will file a certificate certifying the passing of the Domestication Proposal with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and file a certificate of incorporation and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which IWAC will be domesticated and continue as a Delaware corporation, at which time IWAC will change its name to “Integrated Wellness Acquisition Corp.”
The Domestication Proposal, if approved, will approve a change of IWAC’s jurisdiction of registration and incorporation from the Cayman Islands to the State of Delaware. Accordingly, while IWAC is currently governed by the Cayman Islands Companies Act, upon Domestication, IWAC will be governed by the DGCL. We urge shareholders to carefully consult the information set out below under “Comparison of Shareholder Rights Under Applicable Organizational Documents.” Additionally, we note that if the Domestication Proposal is approved, then IWAC will also ask its shareholders to approve the Organizational Documents Proposal (discussed below), which, if approved, will replace the Interim Charter with a new certificate of incorporation and bylaws of Pubco under the DGCL (the “Proposed Organizational Documents”). The Proposed Organizational Documents differ in certain material respects from the Existing Organizational Documents, and we urge shareholders to carefully consult the information set out below under “Proposal Four — The Charter Proposal,” the Existing Organizational Documents of IWAC and the Proposed Charter and Proposed Bylaws, attached hereto as Annex D and Annex E, respectively.
Reasons for the Domestication
The IWAC Board believes that there are significant advantages to IWAC that will arise as a result of a change of domicile to Delaware. Further, the IWAC Board believes that any direct benefit that Delaware law provides to a corporation also indirectly benefits the shareholders, who are the owners of the corporation. The IWAC Board believes that there are several reasons why a reincorporation in Delaware is in the best interests of IWAC and its shareholders, including:
Prominence, Predictability, and Flexibility of Delaware Law.   For many years Delaware has followed a policy of encouraging incorporation in its state and, in furtherance of that policy, has been a leader in adopting, construing, and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware. Because of Delaware’s prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated the ability and a willingness to act quickly and effectively to meet changing business needs. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws. This favorable corporate and regulatory environment is attractive to businesses such as ours.
Well-Established Principles of Corporate Governance.   There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and to the conduct of a corporation’s board of directors, such as under the business judgment rule and other standards. Because the judicial system is based largely on legal precedents, the abundance of Delaware case law provides clarity and predictability to many areas of corporate law. Such clarity would be advantageous to IWAC, its board of directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions. Further, investors and securities professionals are generally more familiar with Delaware corporations, and the laws governing such corporations, increasing their level of comfort with Delaware corporations relative to other jurisdictions.

The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs. Moreover, Delaware’s vast body of law on the fiduciary duties of directors provides appropriate protection for IWAC’s shareholders from possible abuses by directors and officers.
Increased Ability to Attract and Retain Qualified Directors.   The re-domicile from the Cayman Islands to Delaware is attractive to directors, officers, and shareholders alike. IWAC’s incorporation in Delaware may make IWAC more attractive to future candidates for our board of directors, because many such candidates are already familiar with Delaware corporate law from their past business experience. To date, we have not experienced difficulty in retaining directors or officers, but directors of public companies are exposed to significant potential liability. Thus, candidates’ familiarity and comfort with Delaware laws —  especially those relating to director indemnification (as discussed below) — draw such qualified candidates to Delaware corporations. Our board of directors therefore believes that providing the benefits afforded directors by Delaware law will enable Pubco, following completion of the Business Combination, to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers. Moreover, Delaware’s vast body of law on the fiduciary duties of directors provides appropriate protection for our shareholders from possible abuses by directors and officers.
The frequency of claims and litigation pursued against directors and officers has greatly expanded the risks facing directors and officers of corporations in carrying out their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. While both Cayman Islands and Delaware law permit a corporation to include a provision in its governing documents to reduce or eliminate the monetary liability of directors for breaches of fiduciary duty in certain circumstances, we believe that, in general, Delaware law is more developed and provides more guidance than Cayman Islands law on matters regarding a corporation’s ability to limit director liability. As a result, we believe that the corporate environment afforded by Delaware will enable the surviving corporation to compete more effectively with other public companies in attracting and retaining new directors.
Anticipated Accounting Treatment of the Domestication
There will be no accounting effect or change in the carrying amount of the consolidated assets and liabilities of IWAC as a result of Domestication. The business, capitalization, assets and liabilities and financial statements of IWAC immediately following the Domestication will be the same as those of IWAC immediately prior to the Domestication.
Tax Consequences to Holders of Ordinary Shares Who Receive Common Stock as a Result of the Domestication
If the proposals described in this joint proxy statement/information statement/prospectus are approved, then holders of IWAC ordinary shares who do not elect to exercise their redemption rights will receive common stock as a result of the Domestication. For a description of the material U.S. federal income tax consequences of the Domestication, see the section entitled “Proposal Three — The Business Combination Proposal — Material U.S. Federal Income Tax Consequences of the Domestication to IWAC Shareholders.”
Resolution to be Voted Upon
The full text of the resolution to be proposed is as follows:
“RESOLVED, as a special resolution in accordance with Article 31 of IWAC’s current amended and restated articles of association, that IWAC transfer by way of continuation to Delaware and thereby be de-registered as an exempted company in the Cayman Islands and be registered by way of continuation as a corporation in the State of Delaware, and conditional upon, and with effect from, the registration of IWAC in the State of Delaware as a corporation with the laws of the State of Delaware, the name of Integral Wellness Acquisition Corp be changed to “Integral Wellness Acquisition Corp.” (the “Domestication”).”
Vote Required for Approval
The approval of this Domestication Proposal requires a special resolution under the Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

The Domestication is conditioned upon the approval of the Business Combination Proposal, subject to the terms of the Business Combination Agreement. Notwithstanding the approval of the Domestication Proposal, if the Business Combination is not consummated for any reason, the actions contemplated by the Domestication Proposal will not be effected.
The Current Sponsor and IWAC’s directors and officers have agreed to vote the any ordinary shares owned by them in favor of the Domestication Proposal. See “Proposal Three — The Business Combination Proposal — The Business Combination Agreement —  Related Agreements — Sponsor Support Agreement” for more information.
Recommendation of the IWAC Board of Directors
THE IWAC BOARD UNANIMOUSLY RECOMMENDS THAT ITS SHAREHOLDERS VOTE “FOR” THE DOMESTICATION PROPOSAL.

PROPOSAL THREE — THE BUSINESS COMBINATION PROPOSAL
Holders of IWAC ordinary shares are being asked to approve the Business Combination Agreement and the transactions contemplated thereby, including the Mergers. IWAC shareholders should carefully read this joint proxy statement/information statement/prospectus in its entirety for more detailed information concerning the Business Combination Agreement, substantially in the form attached as Annex A to this joint proxy statement/information statement/prospectus. Please see the sections entitled “The Business Combination Agreement” below for additional information regarding the Business Combination and a summary of certain terms of the Business Combination Agreement. You are urged to carefully read the Business Combination Agreement in its entirety before voting on this proposal.
IWAC may consummate the Business Combination only if it is approved by the affirmative vote of the holders of a simple majority of the ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.
The Business Combination Agreement
The Business Combination Agreement and this summary are included to provide you with information regarding the terms of the Business Combination Agreement. The Business Combination Agreement contains representations and warranties by IWAC and Btab. The representations, warranties and covenants made in the Business Combination Agreement by IWAC and Btab were qualified and subject to important limitations agreed to by IWAC and Btab in connection with negotiating the terms of the Business Combination Agreement. In particular, in your review of the representations and warranties contained in the Business Combination Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purpose of establishing circumstances in which a party to the Business Combination Agreement may have the right not to consummate the Business Combination if the representations and warranties of the other party were to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the Business Combination Agreement, rather than establishing or attempting to set forth matters as facts. The representations and warranties also may be subject to a contractual standard of materiality different from that generally applicable to shareholders and reports and documents filed with the SEC and some representations, warranties and covenants were qualified by the matters contained in the confidential disclosure letters that IWAC and Btab each delivered in connection with the Business Combination Agreement and certain documents filed with the SEC. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this joint proxy statement/information statement/prospectus, may have changed since the date of the Business Combination Agreement.
For the foregoing reasons, the representations and warranties or any descriptions of those provisions should not be read alone or relied upon as presenting the actual state of facts or condition of IWAC or Btab, or any of their respective subsidiaries or affiliates. Instead, such provisions or descriptions should be read only in conjunction with the other information provided elsewhere in this document or incorporated by reference into this joint proxy statement/information statement/prospectus. Please see the section entitled “Where You Can Find More Information.”
IWAC and Pubco will provide additional disclosures in its public reports to the extent it is aware of the existence of any material facts that are required to be disclosed under federal securities laws and that might otherwise contradict the terms and information contained in the Business Combination Agreement and will update such disclosure as required by federal securities laws.
General Terms and Effects
Pursuant to the Business Combination Agreement, the Business Combination (as defined below) will be effected in two steps. Subject to the approval and adoption of the Business Combination Agreement by the shareholders of IWAC, on the date of the consummation of the Business Combination (the “Closing Date”) and following the Domestication (as defined below): (a) Purchaser Merger Sub will merge with and into IWAC (the “Purchaser Merger”), with IWAC as the surviving company in the Purchaser Merger (the time at which the Purchaser Merger becomes effective is referred to herein as the “Purchaser Merger Effective Time”) and, as a result of the Purchaser Merger, IWAC will become a wholly owned Subsidiary of

Pubco with security holders of IWAC receiving securities of Pubco with terms substantially equivalent to the terms of their securities of IWAC, and (b) Company Merger Sub will merge with and into Btab (the “Company Merger” and together with the Purchaser Merger, the “Mergers”), with Btab as the surviving company in the Company Merger (the time at which the Company Merger becomes effective is referred to herein as the “Company Merger Effective Time”) and , as a result of the Company Merger, Btab will become a wholly owned Subsidiary of Pubco and (i) each Btab Class A Common Share will be automatically converted as of the Company Merger Effective Time into the right to receive Pubco Class A Shares and (ii) each Btab Class V Common Share will be automatically converted as of the Company Merger Effective Time into the right to receive Pubco Class V Shares.
Pre-Closing Recapitalization and Domestication
At least one day prior to the Closing Date, IWAC will transfer by way of continuation from the Cayman Islands to Delaware and domesticate as a Delaware corporation in accordance with Section 388 of the General Corporation Law of the State of Delaware (the “DGCL”) and Part XII of the Cayman Islands Companies Act (as amended) (the “Cayman Companies Act”) (the “Domestication”). On the Closing Date, prior to the Company Merger Effective Time, Btab will file an amendment to its articles of incorporation (the “Btab Charter Amendment”), which amendment will, among other things, create a new class of voting common stock with 1,000 votes per share, par value $0.001 (“Btab Class V Shares”). After the effectiveness of the filing of the Btab Charter Amendment, but prior to the Company Merger Effective Time, Binson Lau, the Chief Executive Officer of the Btab, who is also the Chairman of the Board of IWAC, shall exchange (x) all of his shares of Btab preferred stock, $0.001 per share (the “Btab Preferred Shares”) plus (y) such number of shares of Btab common stock, par value $0.001 per share (the “Btab Common Shares”), as will result in the issuance to Binson Lau of 100,000 Btab Class V Shares. Upon such exchange, all of the Btab Preferred Shares shall be terminated, extinguished and cancelled in full (the transactions in this paragraph, collectively, the “Btab Reorganization”).
Transaction Consideration
The consideration (the “Transaction Share Consideration”) to be paid to the shareholders of Btab as of immediately prior to the Company Merger Effective Time (the “Btab Shareholders”) for their Btab Common Shares and their Btab Class V Shares shall be an aggregate amount equal to $250,000,000 (the “Equity Value”). The Transaction Share Consideration shall be paid solely by Pubco issuing an aggregate of 25,000,000 new shares of common stock to the Btab Shareholders, consisting of 24,900,000 Pubco Class A Shares (the “Aggregate Class A Share Consideration”) and 100,000 Pubco Class V Common Shares (the “Aggregate Class V Share Consideration”), with each Pubco Class A Share and each Pubco Class V Share valued at $10.00 per share.
At the Purchaser Merger Effective Time, (1) each issued and outstanding IWAC Common Share shall be converted automatically into and thereafter represent the right to receive one Pubco Class A Share and (2) each issued and outstanding IWAC Public Warrant shall be converted into one Pubco Public Warrant, and each outstanding IWAC Private Warrant shall be converted into one Pubco Private Warrant, and each of the Pubco Public Warrants and Pubco Private Warrants (together with Pubco Public Warrants, “Pubco Warrants”) shall have and be subject to substantially the same terms and conditions set forth in the respective IWAC Public Warrants and IWAC Private Warrants, respectively.
At the Company Merger Effective Time, (1) each Company Common Share (other than (x) the Company Common Shares that are Dissenting Shares and (y) treasury shares) issued and outstanding as of immediately prior to the Company Merger Effective Time, shall be automatically canceled and extinguished and converted into the right to receive a number of Pubco Class A Common Shares equal to its Pro Rata Share of the Aggregate Class A Share Consideration, and (2) the Company Class V Shares (other than (x) the Company Class V Shares that are Dissenting Shares and (y) treasury shares) issued and outstanding as of immediately prior to the Company Merger Effective Time, shall be automatically canceled and extinguished and converted into the right to receive the Aggregate Class V Share Consideration. From and after the Company Merger Effective Time, each Company Shareholder’s certificates (the “Company Certificates”) evidencing ownership of the Company Shares and the Company Shares held in book-entry form issued and outstanding immediately prior to the Company Merger Effective Time shall each cease to have any rights with respect to such Company Shares except as otherwise expressly provided for herein or under applicable Law.
Effective upon the Purchaser Merger Effective Time, Pubco will amend and restate its (i) certificate of incorporation in a form reasonably acceptable to the Parties (the “Proposed Charter”) and (ii) bylaws (the “Proposed Bylaws”). The Proposed Charter will reflect the change of the corporate name of Pubco to “BTAB Ecommerce Holdings, Inc.”
Representations and Warranties
The Business Combination Agreement contains customary representations and warranties of the parties thereto with respect to, among other things, (i) organization and qualification, (ii) capitalization, (iii) authorization to enter into the Business Combination Agreement, (iv) financial statements, (v) absence of undisclosed liabilities, (vi) approvals and permits, (vii) material contracts, (viii) absence of certain changes, (ix) litigation, (x) compliance with laws, (xi) employee plans, (xii) environmental matters, (xiii) intellectual property, (xiv) labor matters, (xv) insurance, (xvi) taxes, (xvii) brokers, (xviii) real and personal property, (xix) transactions with affiliates, (xx) data privacy, (xxi) customers and suppliers, (xxii) anti-corruption laws, (xxiii) SEC filings and (xxiv) information supplied.
Covenants
The Business Combination Agreement includes customary covenants of the parties with respect to the operation of their respective businesses during the period after the date of the Business Combination Agreement and prior to consummation of the Mergers and their respective efforts to consummate the Mergers. The Business Combination Agreement also contains additional covenants of the parties, including, among others, (i) covenants providing for IWAC and Btab to cooperate in the preparation of this a registration statement/proxy statement (required to be filed in connection with the Transactions), (ii) covenants for IWAC to hold a meeting of its shareholders to vote on, among other things, the approval of the Business Combination Agreement and the Mergers, (iii) covenants for Btab to obtain the Shareholder Support Agreements, and (iv) covenants for Btab to obtain and deliver the written consent of the Btab shareholders (the “Btab Shareholder Written Consent”).
Pubco Equity Incentive Plan
Upon the Company Merger Effective Time, Pubco will adopt, subject to the receipt of the requisite approval of IWAC’s shareholders, the Incentive Plan, in the form as IWAC and Btab shall mutually agree, which plan shall reserve for grant thereunder a number of Pubco Class A Shares equal to twenty percent (20%) of Pubco’s post-closing fully diluted equity. The Incentive Plan will also have a customary evergreen provision.
Btab Exclusivity Restrictions
During the period between the date of the Business Combination Agreement and the earlier of (x) the Closing or (y) the termination of the Business Combination Agreement in accordance with its terms, Btab has agreed not to, among other things, (i) solicit, initiate, seek, entertain, encourage (including by means of furnishing or disclosing information), facilitate, endorse, recommend, accept, discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (whether formal or informal, written, oral or otherwise) with respect to a Company Acquisition Proposal; (ii) furnish or provide any non-public information or documents to any person in connection with, or that could reasonably be expected to lead to, a Company Acquisition Proposal (as defined in the Business Combination Agreement); (iii) enter into, participate in or continue in any discussions or negotiations with any third party in connection with or related to, or approve, accept, or enter into any letter of intent, term sheet or Contract or other arrangement or understanding regarding, any Company Acquisition Proposal (as defined in the Business Combination Agreement); (iv) prepare, submit, file or take any steps in connection with a public or other offering or sale of any equity securities of Btab or any of its subsidiaries (or any affiliate, current or future parent entity or successor of Btab or any of its subsidiaries), including making any filings or confidential submissions to the SEC related thereto; (v) consummate any Company Acquisition Proposal or (vi) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any person to do or seek to do any of the items set forth above. As of the date of the Business Combination Agreement, Btab will (A) terminate, and cause each of its parent entities, affiliates and subsidiaries, and its and their representatives to terminate, any and all existing discussions or negotiations with any party other than IWAC and its affiliates regarding a Company Acquisition Proposal, (B) notify IWAC promptly upon receipt of any Company Acquisition Proposal by any Group Company or affiliate or any officer, director, equity holder, employee or other representative, and to describe the material terms and conditions of any such Company Acquisition Proposal in reasonable detail (including the identity of the persons making such Company Acquisition Proposal) and to provide a copy of any such Company Acquisition Proposal, if extended in writing, and (C) keep IWAC reasonably informed on a current basis of any modifications to such offer or information.
IWAC Exclusivity Restrictions
During the period between the date of the Business Combination Agreement and the earlier of (x) the Closing or (y) the termination of the Business Combination Agreement in accordance with its terms, IWAC has agreed not to, among other things, (i) solicit, initiate, encourage (including by means of furnishing or disclosing information), facilitate, discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with respect to a Purchaser Acquisition Proposal (as defined in the Business Combination Agreement); (ii) furnish or disclose any non-public information to any person in connection with, or that could reasonably be expected to lead to, a Purchaser Acquisition Proposal; (iii) enter into any contract or other arrangement or understanding regarding a Purchaser Acquisition Proposal; (iv) prepare or take any steps in connection with an offering of any securities of any IWAC party (or any Affiliate or successor of IWAC); or (v) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any person to do or seek to do any of the items set forth above. IWAC agrees to (a) notify Btab promptly upon receipt of any Purchaser Acquisition Proposal by IWAC, and to describe the material terms and conditions of any such Purchaser Acquisition Proposal in reasonable detail (including the identity of any person or entity making such IWAC Acquisition Proposal) and (b) keep Btab reasonably informed on a current basis of any modifications to such offer or information.
IWAC Change in Recommendation
IWAC is required to include in the Registration Statement/Proxy Statement the recommendation of the IWAC Board to IWAC’s shareholders that they approve the Required Proposals (the “IWAC Board Recommendation”), except in the case of a Change in Recommendation. The IWAC Board shall be permitted to withdraw or modify the IWAC Board Recommendation (a “Change in Recommendation”) if the IWAC Board determines that a failure to make a Change in Recommendation would be inconsistent with its fiduciary duties under applicable law.
Btab PCAOB Financials
Btab agreed to deliver to IWAC, within 60 days after the date of the Business Combination Agreement, its audited and unaudited financial statements, including its PCAOB audited financial statements for the fiscal year end December 31, 2024 and its auditor reviewed financial statements for the fiscal quarter ended June 30, 2025.
Conditions to Each Party’s Obligations
The obligations of IWAC, Merger Sub and Btab to consummate the Mergers are subject to the satisfaction or waiver of certain closing conditions, including, but not limited to, (i) the applicable waiting period under the HSR Act relating to the Business Combination having expired or been terminated, (ii) the absence of any governmental order or law restraining, prohibiting or making illegal the consummation of the Business Combination, (iii) the approval of IWAC’s shareholders of the Transaction Proposals, (iv) the approval of Btab’s shareholders of the Business Combination Agreement and the Business Combination (including the Mergers), (v) the effectiveness of the registration statement/proxy statement relating to the Business Combination under the Securities Act, (vi) Pubco having amended and restated its certificate of incorporation in substantially the form of the Proposed Charter; and (vii) IWAC having at least $5,000,001 of net tangible assets.

The obligation of IWAC and the Merger Subs to consummate the Transactions is also subject to the satisfaction or waiver of other closing conditions, including, but not limited to, (i) the representations and warranties of Btab being true and correct to the standards applicable to such representations and warranties, (ii) each of the covenants of Btab required to be completed at or prior to the Closing having been performed or complied with in all material respects, (iii) the absence of a Company Material Adverse Effect (as defined in the Business Combination Agreement), (iv) the Btab Reorganization being completed, and (v) the delivery of customary closing certificates and transaction documents.
The obligation of Btab to consummate the Transactions is also subject to the satisfaction or waiver of other closing conditions, including, but not limited to, (i) the representations and warranties of IWAC and Merger Sub being true and correct to the standards applicable to such representations and warranties, (ii) each of the covenants of IWAC required to be completed at or prior to the Closing having been performed or complied with in all material respects, (iii) the approval by the NYSE of the listing of the Pubco Class A Shares to be issued in connection with the Mergers, (iv) the Domestication having been consummated on the Closing Date prior to the Company Merger Effective Time, and (v) the delivery of customary closing certificates and transaction documents.
If permitted under applicable law, either IWAC or Btab may waive in writing any conditions for the benefit of itself contained in the Business Combination Agreement. If any of the conditions to a party’s obligation to consummate the Mergers is not satisfied or waived in writing by such party, then such party will not be required to consummate the Mergers.
Termination
The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the Closing, including, but not limited to:
(i)
by mutual written consent of IWAC and Btab;

(ii)
by IWAC, if Btab breaches its representations, warranties and covenants in the Business Combination Agreement such that the closing conditions would not be satisfied (subject to a cure period);

(iii)
by Btab, if IWAC breaches its representations, warranties and covenants in the Business Combination Agreement such that the closing conditions would not be satisfied (subject to a cure period);

(iv)
subject to certain limited exceptions, by either IWAC or Btab if the Mergers are not consummated by the date that is the last date for IWAC to consummate its initial business combination in accordance with its governing documents (after giving effect to any Charter Extension Amendments);

(v)
by either IWAC or Btab, if the requisite approval by IWAC shareholders of the Required Purchaser Shareholder Approval (as defined in the Business Combination Agreement) was not obtained;

(vi)
by either IWAC or Btab, if a governmental order permanently enjoining, restraining or otherwise prohibiting the consummation of the Business Combination is issued and becomes final and non-appealable; and

(viii)
 by IWAC, if Btab does not deliver the Company Shareholder Written Consent (as defined in the Business Combination) within two (2) Business Days following the date the registration statement of which this proxy statement/information statement/prospectus is declared effective.

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement other than customary confidentiality obligations, except in the case of Willful Breach or Fraud (each as defined in the Business Combination Agreement).

Ownership of Pubco
The below table shows the anticipated share ownership of various holders of Pubco Class A common stock upon closing of the Business Combination in the no redemption and maximum redemption scenarios and is based on the following assumptions: (i) there are no other issuances of equity interests of IWAC or Btab, (ii) neither the Sponsors nor any of Btab’s current shareholders purchase Public Shares in the open market, and (iii) no IWAC warrants are exercised.
	Scenario 1 Assuming No Redemptions Into Cash		Scenario 2 Assuming Maximum Redemptions Into Cash
	Number of Shares Owned	% of shares owned	Number of Shares Owned	% of shares owned
Pubco Class A Shares held by Btab Shareholders	24,900,000	75.5%	24,900,000	78.3%
Pubco Class V Shares held by Btab Shareholders	100,000	0.3%	100,000	0.3%
Pubco Class A Shares held by IWAC Public Shareholders	1,185,481	3.6%	—	0.0%
Pubco Class A Shares held by Current Sponsor and related parties of Current Sponsor	1,582,500	4.8%	1,582,500	5.0%
Pubco Class A Shares held by Prior Sponsor	862,500	2.6%	862,500	2.7%
Pubco Class A Shares held by former IWAC directors and executive officers(1)	430,000	1.3%	430,000	1.4%
Pubco Class A Shares held by Sponsor as a result of the promissory note conversion(2)	3,908,280	11.9%	3,908,280	12.3%
Total	32,968,761	100.0%	31,783,280	100.0%

(1)
Represents Pubco Class A Shares held by certain individuals who served as directors and executive officers of IWAC prior to the Business Combination. Following the close of the Business Combination, one of these individuals, who holds 100,000 of these Pubco Class A Shares, will continue to serve as a director and executive officer post-Business Combination.

(2)
Represents Pubco Class A Shares underlying the convertible promissory note held by the Sponsor and assumed to be converted on the Closing Date, under the No Redemption and Maximum Redemption Scenarios.

Potential ownership of outstanding Pubco Class A Shares and Pubco Class V Shares upon Closing (on a diluted and as-converted basis assuming the exercise of outstanding warrants of Pubco and the issuance of Pubco Class A Shares in respect thereof):
	Assuming No Redemptions Into Cash		Assuming Maximum Redemptions Into Cash
	Number of Shares Owned	% of Shares Owned	Number of Shares Owned	% of Shares Owned
Pubco Class A Shares issued to Btab Shareholders	24,900,000	54.6%	24,900,000	56.1%
Pubco Class V Shares issued to Btab Shareholders	100,000	0.2%	100,000	0.2%
Pubco Class A Shares issued to IWAC Public Shareholders(1)	1,185,481	2.6%	—	0.0%
Pubco Class A Shares issued to Sponsor and related party of Sponsor(2)	1,582,500	3.5%	1,582,500	3.6%
Pubco Class A Shares issued to Prior Sponsor(3)	862,500	1.9%	862,500	1.9%
Pubco Class A Shares held by former IWAC directors and executive officers(4)	430,000	1.0%	430,000	1.0%
Total Pubco Class A Shares	28,960,481	63.6%	27,775,000	62.6%

	Assuming No Redemptions Into Cash		Assuming Maximum Redemptions Into Cash
	Number of Shares Owned	% of Shares Owned	Number of Shares Owned	% of Shares Owned
Total Pubco Class V Shares	100,000	0.2%	100,000	0.2%
Total Pubco Shares	29,060,481	63.8%	27,875,000	62.8%
Pubco Class A Shares underlying Public Warrants	5,750,000	12.6%	5,750,000	13.0%
Pubco Class A Shares underlying Private Placement Warrants(5)	6,850,000	15.0%	6,850,000	15.4%
Pubco Class A shares underlying Convertible Promissory Note	3,908,280	8.6%	3,908,280	8.8%
Total Pubco Class A Shares, fully diluted	45,468,761	99.8%	44,283,280	99.8%
Total Pubco Shares, fully diluted	45,468,761	100.0%	44,283,280	100.0%
Implied Pubco Class A per share value issued and outstanding(8)	$8.61	—	$8.98	—
Implied Pubco Class A per share value issued and outstanding (excluding shares issued to redeemable IWAC Public Shareholders)(7)(8)	$8.98	—	$8.98	—
Implied Pubco Class V per share value issued and outstanding(8)	$5.49	—	$5.49	—
Implied Pubco Class A per share value issued, outstanding and fully diluted(6)	$5.49	—	$5.63	—
Implied Pubco Class A per share value issued, outstanding and fully diluted (excluding shares issued to redeemable IWAC Public Shareholders)(6)(7)	$5.63	—	$5.63	—
Dilution per Pubco Class A Share per share value	$3.12	—	$3.35	—
Dilution per Pubco Class A Share per share value (excluding shares issued to redeemable IWAC Public Shareholders)	$3.35	—	$3.35	—

(1)
Includes redeemable Pubco Class A Shares held by IWAC Public Shareholders, excluding Pubco Class A Shares to be issued upon the exercise of the assumed 5,750,000 IWAC Public Warrants.

(2)
Includes Pubco Class A Shares held by Current Sponsor, excluding Pubco Class A Shares to be issued upon the exercise of the 4,795,000 Private Placement Warrants held by Sponsor.

(3)
Includes Pubco Class A Shares held by Prior Sponsor, excluding Pubco Class A Shares to be issued upon the exercise of the 2,055,000 Private Placement Warrants held by Prior Sponsor.

(4)
Represents Pubco Class A Shares held by certain individuals who served as directors and executive officers of IWAC prior to the Business Combination. Following the close of the Business Combination, one of these individuals, who holds 100,000 of these Pubco Class A Shares, will continue to serve as a director and executive officer post-Business Combination.

(5)
Includes Pubco Class A Shares to be issued upon the assumed exercise of the 4,795,000 Private Placement Warrants held by Current Sponsor and Pubco Class A Shares to be issued upon the assumed exercise of the 2,055,000 Private Placement Warrants held by Prior Sponsor.

(6)
Calculation of implied per share value assumes total Equity Value of $250 million of Pubco upon consummation of the Business Combination, is assumed to be allocated to the Pubco Class A Shares and Pubco Class V Shares on a relative fair value basis according to the number of outstanding and fully diluted shares in each class.

(7)
Excludes redeemable shares held by IWAC Public Shareholders

(8)
Calculation of implied per share value assumes total Equity Value of $250 million of Pubco upon consummation of the Business Combination, is assumed to be allocated to the Pubco Class A Shares and Pubco Class V Shares on a relative fair value basis according to the number of outstanding shares in each class.

Background of the Business Combination
Prior to the consummation of the IPO, neither IWAC, nor anyone on its behalf, had any substantive discussions, formal or otherwise, with respect to a proposed transaction with Btab. The following is a brief description of the background of the negotiations, the Business Combination and related transactions.
IWAC is a Cayman Islands exempted company structured as a blank check company for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.
Prior to the Sponsor Handover and entering into the Business Combination Agreement with Btab, IWAC’s Prior Sponsor and management conducted a thorough search for a potential business combination transaction, utilizing the network and investing and operating experience of its management team and Board.
From the date of its IPO through the Sponsor Handover, IWAC’s prior management and the IWAC Board evaluated and considered a number of potential target companies as candidates for a possible business combination transaction. Representatives of IWAC contacted and were contacted by a number of individuals and entities who offered to present potential acquisition opportunities to IWAC across a wide array of health, nutrition, fitness, wellness and beauty sectors and the products, devices, applications and technology driving growth within these verticals technology, with a focus on the U.S. and the European markets.
IWAC’s prior management and its advisors compiled a list of high priority potential targets and updated and supplemented such list from time to time. IWAC would make decisions on how to prioritize targets according to size, profitability, cash requirements, readiness, and willingness of the target to move quickly. This list of potential opportunities was periodically shared with, and reviewed in detail by, the IWAC Board.
During the period prior to the Sponsor Handover, IWAC and representatives of IWAC:
•
Identified and evaluated over 45 potential acquisition target companies;

•
Participated in in-person or telephonic discussions with representatives of more than 30 potential acquisition targets;

•
Signed 15 non-disclosure agreements and provided initial non-binding indications of interest to representatives of approximately seven potential acquisition targets.

IWAC reviewed the potential acquisition opportunities based on criteria, which included, among other criteria, the cash requirements at Closing, the readiness and willingness of potential target companies to become public, the markets in which potential target companies operate and their competitive positions and “track records” within such markets, the experience of the potential target companies’ management teams and the potential for revenue and earnings growth and strong free cash flow generation. IWAC focused on sectors and companies that its management believed would benefit from being a publicly traded company on a stock exchange in the United States.
On November 8, 2023, IWAC entered into a purchase agreement (the “Purchase Agreement”) with the Prior Sponsor, and Sriram Associates, LLC (“Sriram”), pursuant to which, the Prior Sponsor agreed to transfer to Sriram or its designees (i) 2,012,500 of IWAC’s Class B ordinary shares and (ii) 4,795,000 of the IWAC Private Warrants for a total purchase price of one dollar (the “Transfer”). In connection with the Transfer, new persons were to be appointed officers and directors of IWAC and IWAC agreed to take such actions necessary to effectuate such changes (the “Management Change”). The Transfer, the Management Change and the other transactions contemplated by the Purchase Agreement are hereinafter referred to as the “Sponsor Handover.” In connection with the Sponsor Handover, Sriram agreed to assume (i) certain vendor payables then outstanding by IWAC (estimated at approximately $338,345); (ii) the costs and expenses associated with the monthly extensions of IWAC until December 13, 2023 including monthly payments of $160,000; (iii) the costs and expenses for IWAC to take all actions necessary to file a proxy statement and hold a shareholders meeting prior to December 13, 2023 in order to extend IWAC’s term until December 13, 2024 structured in such manner as requested by Sriram. Sriram also agreed to (i) cause IWAC to satisfy all of its public company reporting requirements; (ii) to pay the D&O insurance premiums to extend IWAC’s existing D&O insurance policy (estimated at approximately $20,000); and (iii) to pay all outstanding legal fees owed by IWAC at or before a business combination (estimated at approximately $1.17 million).
The following chronicle of events leading up to the Sponsor Handover is not intended to be a complete list of all opportunities initially evaluated or explored or discussions held by IWAC, but sets forth the significant discussions and steps that IWAC took prior to the Sponsor Handover.
Description of negotiation process with candidates prior to the Sponsor Handover
Following the completion of the IPO, representatives of IWAC engaged in extensive discussions with several financial advisors, consulting firms and companies, mostly based in the United States, with respect to potential acquisition opportunities. Such financial advisors, consulting firms and companies did not include the Mentor Group and did not have affiliation with Btab. IWAC’s prior management team initially focused IWAC’s search on targets operating in the health (15 potential targets), nutrition (8 potential targets), wellness (3 potential targets) and beauty (9 potential targets) sectors, headquartered in the United States or in Europe. Prior to the Sponsor Handover, IWAC’s prior management team were offered potential acquisition opportunities by 13 entities and two individuals and researched additional targets through various channels. The individuals comprising IWAC’s prior management team who reached out to various potential targets included Steven Schapera, Antonio Varano, Hadrien Forterre, Gael Forterre, Robert Quandr and James MacPherson. Below is a summary of IWAC’s negotiation process with the six potential acquisition targets with which IWAC had significant discussions prior to the Sponsor Handover, as well as a discussion of the proposed transaction with Refreshing. The Company’s prior management team and board members progressed to more substantive discussions with these potential targets on the belief that these companies would be the most promising business combination partners of the various targets which IWAC had been introduced to, based on. profitability, privately or family owned and/or controlled, an EV/EBITDA range of 7X to 20X and an equity value of $220 million to $450 million. Additionally, the prior management team narrowed its scope of potential targets by evaluating which targets were willing to proceed, had better public company readiness, the ability to move quickly to a transaction (including PCAOB audited financials) and lack of a minimum cash condition.
Company A
On December 9, 2021, Mr. Steven Schapera, IWAC’s former Chief Executive Officer, held a conference call with the London branch of an independent investment bank and financial services firm based in the U.S., acting as a broker-dealer for Company A, in order to have a discussion about Company A, a U.K.-based manufacturer of hair care and cosmetic products operating both in the United States and Europe, to discuss the possibility of engaging in a possible business combination transaction, which would result in the combined company being listed on the NYSE. On December 13, 2021, the broker-dealer shared with IWAC a confidential information memorandum, an extract of the brand and market study and a process letter setting out the next steps to advance IWAC’s interest. Following initial review of Company A by IWAC’s management team, on December 16, 2021, IWAC sent to the broker-dealer a proposed non-binding indication of interest letter for discussion purposes. On January 4, 2022, Messrs. Steven Schapera, Robert Quandt and James MacPherson from IWAC’s former management along with Gael Forterre, a former member of the IWAC Board, and Antonio Varano, former Chairman of the IWAC Board, held a video conference with senior officers of the broker-dealer to have a general discussion about Company A including, among others, key financial metrics, products, distribution channels and investment opportunities. On January 12, 2022 and January 18, 2022, the same participants, together with an additional New York based financial specialist of the broker-dealer, held a video conference to discuss in more detail the financial model which outlined the mechanics of engaging in a business combination transaction with a special purpose acquisition company. Initial concerns were raised about the cash and financing requirements to complete a business transaction with Company A. Over the course of the next week, Messrs. Schapera and Quandt, along with Gael Forterre, reviewed business materials and financial information provided by the broker-dealer in connection with Company A and performed, among others, analysis with IWAC’s financial of comparable publicly listed companies to assess. On January 27, 2022, Mr. Schapera forwarded to representatives of the broker-dealer a revised non-binding indication of interest which included the valuation assumptions. On January 31, 2022, Mr. Schapera had a discussion with a representative of the broker-dealer who indicated that they would not proceed with the IWAC offer considering, among other things, a lack of enthusiasm for Company A to be listed, market uncertainty and doubts about the ability to raise sufficient required cash through PIPE investors. Following this discussion, discussions between IWAC and Company A were terminated.
Company B
On December 10, 2021, Mr. Schapera, received a non-disclosure agreement (“Company B NDA”) from the London branch of a French investment bank, which was acting as a broker-dealer for Company B, to begin discussion about Company B, a U.K.-based manufacturer of wellbeing products and to discuss the possibility of engaging in a possible business combination, which would result in the combined company being listed on the NYSE. Following execution of the Company B NDA, IWAC’s former management team and senior officers of the broker-dealer regularly discussed Company B in order to gather additional information and assess whether Company B could be a good opportunity for a business combination with a special purpose acquisition company. It was understood at that time that IWAC would be part of a bidding process alongside other candidates for a potential transaction with Company B. During that period, IWAC’s former management began to prepare a non-binding indication of interest letter (“Company B IOI”) which was sent to the broker-dealer on December 21, 2021, with the hope that IWAC would be chosen to participate in the next phase of the selection process.
On January 21, 2022, IWAC having been selected for the next phase, the broker-dealer provided IWAC’s former management with a management presentation prior to a conference which was held in the U.K. on January 27, 2022 with members of the management of Company B and which Messrs. Schapera and Quandt attended in person. Following such conference, and further to comments received from the broker-dealer on the Company B IOI including, among other matters, about the transaction value and the earnout structure proposed, IWAC’s former management began to work on a revised non-binding indication of interest letter (“Revised Company B IOI”) to address these comments and remain in the selection process. On February 8, 2022, Mr. Schapera provided the broker-dealer with the Revised Company B IOI. During the following weeks, the broker-dealer discussed the Revised Company B IOI with the management and shareholders of Company B and whether a potential business combination with IWAC was a viable option to be discussed further. On March 4, 2022, the broker dealer sent an email to former IWAC management to inform them that IWAC had not been selected by Company B as IWAC would not offer sufficient immediate liquidity nor could it provide a guarantee of funds being available at closing. Following that email, discussions between IWAC and Company B were terminated.
Company C
On December 9, 2021, Mr. James MacPherson, IWAC’s former Chief Financial Officer, executed a non-disclosure agreement with an advisor for the purposes of sourcing potential targets for a business combination. Following that, the advisor reached out to Mr. MacPherson to present a potential opportunity with Company C, a U.S.-based food supplement company operating in the United States. On December 21, 2021, a non-disclosure agreement was signed between Company C and IWAC to discuss further the possibility of engaging in a possible business combination transaction, which would result in the combined company being listed on the NYSE.
On January 6, 2022, a conference call was organized between Messrs. MacPherson, Varano and Gael Forterre and the founders of Company C to have a general discussion about the business and some of the key financial metrics of Company C. Following that meeting, the founders of Company C provided IWAC’s former management with additional information and materials including, among others, a corporate presentation, cash flow model and consolidated financials. Following the initial review of Company C by IWAC’s former management, on January 21, 2022, IWAC sent the founders of Company C a proposed non-binding indication of interest letter (“Company C IOI”) for discussion purposes. On January 28, 2022, IWAC’s former management received comments on the Company C IOI about, among other things, the valuation, the ownership and the management structure post-business combination. During the following weeks, IWAC’s former management and the founders of Company C had regular discussion about the valuation of Company C, the expected board and management structure after the business combination. On February 23, 2022, IWAC’s former management provided the founders of Company C with a revised non-binding indication of interest letter including a revised valuation together with additional terms such as an exclusivity period. During the following weeks, IWAC’s former management received regular questions and comments from the founders of Company C who were seeking to understand the structure of the potential business combination including, among other things, the expected redemption level and potential sources of financing as well as the various requirements to be satisfied in order to complete a business combination with IWAC, such as a PCAOB audit. After further discussions between the parties involved, it appeared that Company C lacked readiness and willingness to complete a transaction with IWAC and by early April 2022, discussions between Company C and IWAC were terminated.
Company D
On March 14, 2022, an investor in the Prior Sponsor introduced Mr. Robert Quandt, former Chief Operating Officer of IWAC, to one of the lead investors in Company D, to discuss a potential business combination between Company D and IWAC which would result in the combined company being listed on the NYSE while offering an exit strategy to such investor. Following that email, the investor introduced Messrs. Schapera and Quandt to a senior officer of an investment bank based in France which had been appointed to discuss potential business transactions for Company D. On March 21, 2022, the investment bank provided Messrs. Schapera and Quandt with a confidential information memorandum about Company D and on March 22, 2022, a conference call with the above parties was organized to discuss the possibility of engaging in a possible business combination transaction between Company D and IWAC. Additional discussions were held between the parties involved and on April 17, 2022, a non-disclosure agreement (“Company D NDA”) was signed between Company D and IWAC to engage in further discussions and receive additional information and materials about Company D.
Following the signature of the Company D NDA, additional conference calls were held between the parties leading to an in-person meeting on May 3, 2022 between Messrs. MacPherson, Varano and Gael Forterre, the senior officer of the investment bank, and the Chief Executive Officer of Company D at the New York office of Company D, to discuss the business of Company D and to discuss potential business combination terms, including, among other matters, the cash requirement at closing and the need to secure financing for closing. Following that meeting, several conference calls were held between IWAC’s former management team and potential investors to gauge potential interests in a transaction with Company D. In addition, following that in person meeting, IWAC had regular discussions with BTIG, LLC, the underwriter for IWAC’s IPO (“BTIG”), which assisted IWAC with the preparation of market analysis and an assessment of the valuation of Company D.
On May 16, 2022, Mr. Schapera met with the senior officer of the investment bank and the Chief Executive Officer of Company D in one of Company D’s main European retail stores, to discuss the business model of Company D and to understand the retail aspects of Company D’s business. Further to that meeting and having reviewed and considered all the information received about Company D, IWAC’s former management decided to prepare a non-binding indication of interest letter which, on May 20, 2022, was sent for discussion purposes to the senior officers of the investment bank mandated by Company D.
On June 2, 2022, IWAC’s former management was informed that IWAC had been selected for the Phase II of the bidding process for Company D and was given access to a virtual dataroom. As one of the key elements to complete a transaction with Company D was to secure a substantial amount of cash at closing, during the following weeks, IWAC’s former management had discussions with several potential investors that might back a business combination. In the meantime, IWAC’s former management prepared a revised non-binding indication of interest letter (“Revised Company D IOI”) which was sent on June 22, 2022 to the investment bank and included, among others terms, a higher ratio of cash offered at closing. The following week, a conference call was held between Mr. Schapera and the senior officer of the investment bank to discuss the terms of the Revised Company D IOI and the next steps. Mr. Schapera was informed that IWAC’s offer was not selected at that stage. Discussions between Company D and IWAC were terminated on June 27, 2022 with the idea to potentially reconvene at a future date should interests between the parties align.
Company E
On April 30, 2022, Mr. Hadrien Forterre, former director of IWAC, met with a senior officer of a Spanish investment bank acting as broker for a Peruvian-based agriculture company to explore a potential business combination or asset sales. Following that discussion, on May 17, 2022, the broker sent Mr. Forterre initial materials and information about Company E including a business plan and a corporate presentation. On May 20, 2022, a non-disclosure agreement was signed between Company E and IWAC to engage in further discussions and receive additional information and materials about Company E. On May 30, 2022, a conference call was held between former members of IWAC management including Messrs. Hadrien Forterre, MacPherson, Varano, Schapera and Gael Forterre, the Chief Executive Officer of Company E and the broker to discuss the opportunity of a potential business combination, which would result in the combined company being listed on the NYSE. During that conference call, the Chief Executive Officer of Company E also gave a general presentation of the business, its operations, its key financials and the expectations regarding a potential transaction with IWAC. The Chief Executive Officer of Company E mentioned the importance of securing a minimum of cash at closing and was keen to understand the structure and the parameters of a potential business combination to discuss further with the management and the shareholders of Company E.
During the following weeks, Messrs. Hadrien Forterre and Gael Forterre and the broker held regular conference calls to discuss the structure of a potential business combination and to prepare a tentative cap table based on different valuation and redemption scenario. During that time, IWAC’s management worked with BTIG to perform market analysis and help assess the valuation of Company E. On July 8, 2022, IWAC’s former management provided the broker and the Chief Executive Officer of Company E with additional materials including a complete presentation of IWAC and its founders, a presentation about the advantages of merging with a special purpose acquisition company and a proposed cap table. On July 9, 2022, Mr. Steven Schapera had an in-person meeting in London with the Chief Executive Officer of Company E to discuss the potential transaction in general. On July 20, 2022, Mr. Hadrien Forterre, the broker and the Chief Executive Officer of Company E had an in-person meeting in Madrid to discuss the potential business combination further and address concerns of Company E management, including, among others, redemption levels and cash available for distribution to shareholders.
During the following weeks, IWAC’s former management reviewed the materials and information provided about Company E and prepared the following materials which were sent on August 12, 2022 by Mr. Hadrien Forterre to the Chief Executive Officer of Company E: a non-binding indication of interest letter (“Company E IOI”), a cap table post-combination based on different redemption scenario together with a Q&A to address questions raised by the management of Company E. On August 18, 2022, Mr. Hadrien Forterre, the broker and the general manager of Company E had a conference call to discuss initial comments and questions on the Company E IOI. On September 5, 2022, Mr. Schapera had a call with the Chief Executive Officer of Company E who mentioned that Company E would need an amount of cash required beyond what was expected and feasible, and discussions were terminated between IWAC and Company E.
Company F
On February 3, 2022, following discussions between Mr. Antonio Varano and a potential advisor, IWAC executed a non-disclosure agreement with such advisor for the purposes of sourcing potential targets for a business combination. Following general discussions between Mr. Varano and the advisor regarding potential targets, on June 18, 2022, the advisor informed Mr. Varano of a potential opportunity with Company F, a white label manufacturer of health and beauty products. On June 21, 2022, a non-disclosure agreement was signed between Company F and IWAC to engage in further discussions and receive additional information and materials about Company F.
On June 28, 2022, Mr. Varano, the advisor, a broker acting on behalf of Company F and the management of Company F had an initial conference to discuss the possibility of a business combination between IWAC and Company F which would result in the combined company being listed on the NYSE. That meeting was also the opportunity to gather some initial information about Company F and the management expectations regarding a potential business combination. On June 29, 2022, the Chief Financial Officer of Company F sent to Mr. Varano and IWAC’s former management team, a corporation presentation outlining key information about Company F including, among others, its business, ownership structure and key financial information. This presentation was shared with BTIG in order for them to perform a market analysis and help IWAC assess the valuation of Company F and, during the following weeks, IWAC and BTIG had regularly meetings to discuss the valuation of Company F and the results of their market analysis. During that period, IWAC management also held several conference calls with the management of Company F and their respective advisors to discuss, among others, the post-business combination cap table, the cash requirements at closing and generally the opportunity of a business combination.
On July 22, 2022, following these discussions and review of the materials and information provided to IWAC’s former management team, a non-binding indication of interest letter (“Company F IOI”) was sent for discussion purposes to the advisor and broker to Company F. During the following weeks, the parties involved had several conference calls to discuss the terms of the Company F IOI and comments received from the management and the board of Company F. One of the main concerns raised was the amount of cash remaining at closing and the requirement for IWAC to find sources of financing to cover potential redemptions. On August 5, 2022, following these discussions, IWAC’s former management sent a revised non-binding indication of interest letter to Company F addressing these comments and with the objective to continue the discussions with Company F. Finally, following internal discussions with the management and the board of Company F, IWAC’s former management was informed on September 5, 2022, that Company F had decided not to pursue further a potential listing on the NYSE, and discussions were terminated.
Description of negotiation process with Refreshing
In mid-2022, an external advisor to Refreshing USA, LLC (“Refreshing”) mentioned the interest of Refreshing to explore potential transactions to A.G.P./Alliance Global Partners (“AGP”), who, at such time, acted as non-exclusive financial advisor to IWAC with respect to possible business combination transactions.
On August 19, 2022, representatives of AGP contacted members of both IWAC’s former management and board to inquire about IWAC’s interest in a potential business combination with a target operating in the food and beverage distribution and services industry and provided an executive summary of Refreshing’s business and a valuation analysis prepared by Refreshing in August 2022 showing an equity value of approximately $188 million. On August 22, 2022, former IWAC board members and management team and representatives of AGP had an introductory meeting with Ryan Wear, Refreshing’s founder and Chief Executive Officer and Jeremy Briggs, Refreshing’s Director of Finance. On August 23, 2022, IWAC and Refreshing entered into a non-disclosure agreement with the intention of receiving a draft term sheet from .
On August 23, 2022, AGP forwarded to IWAC a cap table workbook and a draft term sheet in line with parties’ expectations and including the following key terms: a valuation based on projected EBITDA, possibility of an earn-out to be agreed on, two board members to be appointed by IWAC and no cash required at Closing.
From August 23, 2022 until September 21, 2022, AGP and IWAC discussed the terms of the term sheet. During this discussion and negotiation period, AGP was regularly liaising with Refreshing to gather their comments on the term sheet. The material terms discussed included, among others, transaction consideration, earnout, lock-up period, management structure and exclusivity period. During this period, IWAC’s US legal counsel, Ellenoff Grossman & Schole LLP (“EGS”) reviewed and provided comments on the term sheet negotiated by IWAC. Also, during this phase, IWAC and AGP regularly discussed, the willingness of Refreshing equity holders and management to access public market, the readiness of Refreshing to go public (e.g. ability to complete a PCAOB audit on time) as well as the absence of cash required at Closing.
Between August 15, 2022 and September 14, 2022, the parties negotiated the term sheet and on September 14, 2022, the former IWAC Board members, after discussing during several conference calls the opportunity of a business combination with Refreshing and the terms of transaction, unanimously agreed to the terms of the final term sheet presented to it. On September 21, 2022, a term sheet was signed between IWAC and Refreshing (the “Term Sheet”), including, among other terms, that the transaction consideration to be issued to security holders of Refreshing in the Business Combination would reflect a pre-money equity, fully-diluted valuation of the Company, on a cash-free, debt-free basis, based upon approximately projected EBITDA at that time. The former IWAC Board members considered such 15.5 x multiple, and therefore valuation, to be fair in light of applicable multiples for other companies operating in the similar space and based on the past and projected growth rates of Refreshing.
Commencing with a kick-off conference call on September 26, 2022, discussions were held among the parties to discuss issues and status in preparation for the business combination. On September 28, 2022, EGS circulated an initial due diligence request list to McCarter & English, LLP, Refreshing’s U.S. legal counsel (“McCarter”). The documentation provided in the dataroom was reviewed by EGS from a legal perspective in conjunction with IWAC’s former management, and IWAC’s former management notified and discussed with IWAC’s former board the material due diligence findings.
On October 3-4, 2022, Messrs. Schapera, MacPherson and Gael Forterre had a first in-person meeting at Refreshing headquarters in Everett, WA, in order to meet Ryan Wear, Refreshing’s Chief Executive Officer and have a general discussion about Refreshing’s business, technology capital requirements and the parties’ respective expectations with regard to the proposed business combination. During that meeting, the parties also discussed the potential cap table structure post-Closing based on the valuation agreed, the level of ownership of Prior Sponsor and the potential level of ownership of public investors in IWAC, considering the absence of a minimum cash condition or financing requirement that could add further dilution to existing Refreshing shareholders.
On October 3, 2022, EGS and McCarter held an initial tax and transaction structuring. On the call, the parties discussed the possible alternatives for a tax-free transaction given the fact that Refreshing is a limited liability company not a corporation and therefore a customary reverse triangular merger would not result in a tax-free reorganization. Tax counsel considered an “Up-C transaction” with exchangeable shares and units or alternatively structuring the transaction a “double-dummy transaction” where a new public company would be formed and Refreshing and IWAC would each merge into a newly formed subsidiary of the new public company. On October 13, 2022, EGS and McCarter had a follow up tax structuring call to cover the same topics and to consider whether the criteria for a tax-free contribution using a double dummy could be satisfied based on the facts of the proposed business deal. On the October 13, 2022 call, tax counsel also considered tax issues relating to the re-domestication of IWAC to Delaware from the Cayman Islands prior to closing. McCarter and the Refreshing team continued to analyze the transaction structure over a period of three weeks. After discussions with the Refreshing accounting team and IWAC management, on or around October 24, 2022, the parties determined that the potential tax benefits of the Up-C structure for the post-closing company was likely outweighed by the additional administrative burden of the exchangeable shares that would be required under that approach and therefore the double dummy transaction, as reflected in the merger agreement relating to the transaction (the “Refreshing Merger Agreement”), was the agreed upon approach.
On November 28, 2022, EGS circulated initial drafts of the voting agreement, lock-up agreement, and the non-competition agreement. Such ancillary documents were in customary form and reflected the terms set forth in the Term Sheet, as a result, the revisions to the initial drafts were minimal.
From November 7, 2022 through January 2023, EGS and McCarter negotiated drafts of the Refreshing Merger Agreement, with negotiation surrounding net tangible asset conditions, representations and warranties, and earnout shares.
Between November 14, 2022 and February 10, 2023, a presentation to be used for meetings with potential investors between signing of the Refreshing Merger Agreement and closing and outlining the key elements of the Refreshing business and its growth opportunities was regularly reviewed, discussed and updated between the parties and their respective advisers.
During mid-November 2022, IWAC engaged ValueScope, Inc. (“ValueScope”) to provide a fairness opinion in connection with the proposed transaction. Following that date and during the following weeks, IWAC provided ValueScope with copies of the draft transaction documents and other information regarding IWAC and Refreshing together with other materials requested to perform their analysis.

On December 8, 2022, the parties held a conference call to discuss and negotiate the earnout consideration and structure.
On December 16, 2022, ValueScope provided a draft of its fairness opinion which concluded that the proposed Business Combination was fair to the shareholders of IWAC from a financial point of view.
Between mid-December 2022 and early February 2023, IWAC, EGS and McCarter held regularly meetings and exchanged various emails to provide comments and finalize the Refreshing Merger Agreement including, among other things, the disclosure schedules and other transaction documents. During that period, IWAC also considered the relevance of including a termination fee should Refreshing decided to walk out from the transaction between the signing of the Refreshing Merger Agreement and the Closing. Following discussions between IWAC’s former management and EGS, it was agreed not to include such termination fee as IWAC did not want to settle on a fee too low while also removing a potential negotiation hurdle. On January 26, 2023, EGS sent to Refreshing and McCarter a revised draft of the Refreshing Merger Agreement without a termination fee.
Between January 8, 2023 and January 10, 2023, the IWAC team had an in-person meeting with Ryan Wear and Jeremy Briggs at Refreshing’s headquarters in order to discuss, among other things, the internal corporate reorganization required by Refreshing prior to signing the Refreshing Merger Agreement. During that visit to Refreshing’s headquarters, Refreshing began discussing a potential employment arrangement with James MacPherson, IWAC’s former Chief Financial Officer and Director. On January 24 and 25, 2023, Ryan Wear and James MacPherson further discussed the needs of Refreshing’s business including the need to appoint a seasoned Chief Financial Officer post-Closing. On February 1, 2023, an offer was made to Mr. MacPherson to serve as Chief Financial Officer of Pubco, though the terms of such employment, including compensation and other matters, would be subject to the negotiation of a definitive employment agreement to be considered for approval by Pubco’s board of directors. Additional meetings at Refreshing’s headquarters were held between the same parties between January 20, 2023 and February 1, 2023 to discuss the progress made on the reorganization and generally the status of open items required to execute the Refreshing Merger Agreement and complete the Business Combination. The reorganization was required to consolidate the assets that had previously been acquired by the equity-holders of Refreshing’s seventeen (17) regional subsidiaries as well as to allocate the direct and indirect ownership of Refreshing to reflect the underlying intent of the owners. In addition, counsel for both IWAC and Refreshing believed that the transaction would be more appropriately consummated with Refreshing as the party rather than the operating entities. Accordingly, the assets and ownership interests of the respective subsidiaries were reallocated so that the subsidiaries owned all of the operating assets and Refreshing was the owner of those subsidiaries.
On January 26, 2023, ValueScope delivered its final written fairness opinion to the former IWAC Board.
On February 9, 2023, IWAC’s former board members met to consider the terms of the Refreshing Merger Agreement and the transactions contemplated thereby. Following presentations from James MacPherson, Antonio Varano, Gael Forterre and Hadrien Forterre, regarding the terms of the Refreshing Merger Agreement, the transactions contemplated thereby and fiduciary duties of directors when considering whether to authorize a potential business combination transaction, IWAC’s former board members unanimously approved the Refreshing Merger Agreement and the transactions contemplated thereby and recommended that IWAC’s shareholders consent to adopt and approve in all respects the Refreshing Merger Agreement and the transactions contemplated thereby. A preliminary draft of the written due diligence report prepared by EGS was also delivered to IWAC on February 9, 2023. Prior to the delivery of the draft report IWAC’s former management was advised of, and updated on the progress of, the material findings set forth in the report. On February 10, 2023, IWAC and Refreshing entered into the Refreshing Merger Agreement.
IWAC Holdings Inc. filed a registration statement on Form S-4 relating to the Refreshing Merger Agreement on February 14, 2023. The S-4 was amended twice, in April and August 2023. On September 27, 2023, the Refreshing Merger Agreement was terminated by IWAC, as certain conditions to the closing of the Refreshing Merger Agreement, including the effectiveness of the registration statement and the listing of securities on NYSE were not met by the outside date.

The total estimated costs and fees associated with the previously proposed business combination with Refreshing were approximately $2.2 million, which included legal, accounting, audit, advisory, and SEC filing fees. Of this amount, approximately $800,000 has already been paid. The remaining $1.4 million in unpaid costs are obligations of IWAC. These costs are expected to be paid primarily from working capital loans provided by the Current Sponsor in connection with the closing of the Business Combination with Btab. Subject to agreement with Btab and negotiations with service providers, a portion of these unpaid amounts may also be settled using proceeds from the PIPE financing.
Sponsor Handover
On November 8, 2023, IWAC entered into a purchase agreement (the “Purchase Agreement”) with the Prior Sponsor, and Sriram Associates, LLC (“Sriram”), pursuant to which, the Prior Sponsor agreed to transfer to Sriram or its designees (i) 2,012,500 of IWAC’s Class B ordinary shares and (ii) 4,795,000 of the IWAC Private Warrants for a total purchase price of one dollar (the “Transfer”). In connection with the Transfer, new persons were to be appointed officers and directors of IWAC and IWAC agreed to take such actions necessary to effectuate such changes (the “Management Change”). The Transfer, the Management Change and the other transactions contemplated by the Purchase Agreement are hereinafter referred to as the “Sponsor Handover.” In connection with the Sponsor Handover, Sriram agreed to assume (i) certain vendor payables then outstanding by IWAC (estimated at approximately $338,345); (ii) the costs and expenses associated with the monthly extensions of IWAC until December 13, 2023 including monthly payments of $160,000; (iii) the costs and expenses for IWAC to take all actions necessary to file a proxy statement and hold a shareholders meeting prior to December 13, 2023 in order to extend IWAC’s term until December 13, 2024 structured in such manner as requested by Sriram. Sriram also agreed to (i) cause IWAC to satisfy all of its public company reporting requirements; (ii) to pay the D&O insurance premiums to extend IWAC’s existing D&O insurance policy (estimated at approximately $20,000); and (iii) to pay all outstanding legal fees owed by IWAC at or before a business combination (estimated at approximately $1.17 million).
On February 1, 2024, the Sponsor Handover was consummated. Suntone Investment Pty Ltd, a designee and affiliate of Sriram, acquired the securities in the Transfer and has subsequently served as the sponsor IWAC.
In connection with the Sponsor Handover and the Management Change contemplated thereby, Suren Ajjarapu, Binson Lau, Matthew Malriat, John Zhong Chen, Yueh Eric Seto, Donald Fell and Michael Peterson were appointed to the IWAC Board. At such time, the then existing members of the IWAC Board and the then existing management team of IWAC (comprising Steven Schapera, Antonio Varano Della Vergiliana, James MacPherson, Robert Quandt, Gael Forterre, Scott Powell and Hadrien Forterre) agreed to resign. The new members of the IWAC Board (including the new CEO and CFO) were introduced to IWAC through various mutual business relationships and Mr. Ajjarapu, who is the controlling person of Sriram, and Mr. Malriat were approached due to their prior SPAC experience. Mr. Malriat and Mr. Ajjarapu held informal discussions with the Prior Sponsor about the Sponsor Handover and the appointment of the new team at a business conference and ultimately reached an agreement in November 2023.
Description of negotiation process with Btab
The terms of the proposed Business Combination with Btab were the result of thorough negotiations between the representatives of IWAC and Btab, based on diligence efforts of IWAC management with the support of its advisors. The following is a brief description of the background of the negotiations, the Business Combination and related transactions.
Following the consummation of the Sponsor Handover, IWAC’s management team and board focused their efforts on pursuing a business combination with Btab. Due to constraints on time (IWAC only having 11 months remaining to complete its initial business combination), IWAC’s search for qualified acquisition targets was limited and management believed that many targets would not be interested in engaging in a business combination transaction with IWAC.
IWAC sent an initial draft of a non-binding letter of intent to Btab (the “LOI”). IWAC and Btab negotiated the terms of the LOI directly between the parties, prior to IWAC’s engagement of transaction counsel.

On February 8, 2024, IWAC and Btab entered into the non-binding LOI (the “Btab LOI”). At that time, the potential conflict of interest involving Mr. Binson Lau both a board member of IWAC and the CEO of Btab had not yet been disclosed to the IWAC Board, and formal advice regarding Cayman Islands conflict procedures had not yet been obtained, as IWAC was yet to engage counsel. Moreover, the LOI was non-binding, and therefore Company management had the authority to execute the LOI without Board approval. Once the parties proceeded to negotiate a definitive agreement, appropriate counsel was engaged.
Pursuant to the Btab LOI, IWAC valued Btab at a pre-transaction enterprise value of $250 million. IWAC’s proposed valuation was determined by the management including its Chief Executive Officer and Chief Financial Officer, in consultation with its financial advisors, and submitted for consideration by IWAC Board based upon various comparable companies and market factors. The initial valuation was based on several qualitative and quantitative factors, and key assumptions including:
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Btab’s internal financial projections.   The Board reviewed multi-year financial forecasts prepared by Btab’s management, which projected significant revenue and margin expansion through 2028. These forecasts incorporated assumptions regarding reseller onboarding, monetization of platform tools, and geographic expansion;

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Market growth expectations.   The Board assessed macroeconomic and sector-specific forecasts relating to the ecommerce enablement and product supply industries in which Btab operates, particularly in Australia and the Asia-Pacific region. Btab’s internal growth strategy was compared to third-party data on digital adoption, platform-based reselling, and cross-border commerce;

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Competitive positioning.   The Board considered Btab’s strategic strengths, including vertical integration, reseller-centric platform architecture, and its alignment with small business ecommerce needs. These factors were evaluated in the context of comparable ecommerce enablement platforms; and

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Public company benchmarks.   The Mentor Group provided the Special Committee with comparable public company and transaction precedent analysis. Peer companies considered included Global-e Online, Shopify, Wayfair, and Temple & Webster. These comparables were used to assess whether a $250 million equity valuation was within a reasonable range for a growth-stage ecommerce platform.

Pursuant to the Btab LOI, the consideration for the transaction was initially proposed to consist of 25,000,000 IWAC Class A ordinary shares plus the holders of Btab’s preferred stock would also receive 10,000,000 IWAC preferred shares, each with 100 votes per share, however such shares would be without economic value. In addition, the shareholders of Btab would have the right to receive a contingent earnout of up to an additional 30,000,000 IWAC Class A ordinary shares, issuable in three tranches of 10,000,000 each upon the combined company achieving certain to be determined revenue targets.
The independent members of the IWAC Board did not separately retain an unaffiliated representative to act solely on behalf of unaffiliated security holders of IWAC for purposes of negotiating the terms of the Business Combination transaction and/or preparing a report concerning the approval of the Business Combination, but rather formed a special committee of the IWAC Board, as further described below. Additionally, following the approval of the special committee, Mr. Lau voted on the Business Combination while serving as the Chair of the IWAC Board and simultaneously as the chief executive officer of Btab.
On February 12, 2024, the IWAC Board engaged The Mentor Group, Inc. (“Mentor”) to provide a fairness opinion on the transaction.
On February 23, 2024, IWAC sent the executed Btab LOI to EGS and subsequently engaged EGS as transaction counsel. The EGS transactions team commenced its review of the Btab LOI and transaction terms on March 6, 2024.
On March, 8, 2024, EGS and Nelson Mullins Riley & Scarborough LLP (“NMRS”) held an initial tax and transaction structuring call. On March 14, 2024, EGS and NMRS held a counsel call to discuss and clarify certain business terms set forth in the Btab LOI.
The Btab LOI was negotiated directly by the parties in early February, prior to the involvement of EGS as transaction counsel. The EGS securities team became aware of the signed Btab LOI on February 23, 2024; however the EGS transactions team did not became involved in the matter until March 6, 2024.

On March 22, 2024, Btab, IWAC and their counsel held an all hands call to discuss the transaction.
During the conference call, the parties agreed that the overall transaction consideration would be $250 million and that each share issued as transaction consideration would be valued at $10 per share rather than valuing such shares at IWAC’s redemption price at the time of the Business Combination. This price was selected because it matched IWAC’s original IPO price and represented a customary reference point used in SPAC transactions. The parties considered using the redemption price at the time of Closing, which was estimated to be approximately $10.80 per share (inclusive of accrued trust interest), but ultimately determined that fixing the valuation at $10.00 would provide a more stable and straightforward framework for negotiation and execution. This decision also minimized the impact of short-term redemption fluctuations and simplified the determination of merger consideration. The parties also discussed whether the Class V shares should be issued for no consideration or whether they should also be valued at $10 per share, and whether the issuance of such shares should be in addition to the $250 million transaction consideration or included in such amount. The Class V shares to be issued to the Seller were valued at $10.00 per share and are included within the total $250 million aggregate equity consideration. These shares were not granted in addition to the agreed valuation but rather form part of the overall consideration allocated among Btab shareholders. The parties also agreed that Closing cash would be determined net of expenses rather than prior to expenses. The Btab team also provided an update on the expected timing of the 2023 audit.
Upon further review of the Btab LOI and noting that the proposed business combination would be a related party transaction, on March 25, 2024, EGS sought the advice of IWAC’s Cayman Island counsel, Ogier (Cayman) LLP (“Ogier”), for applicable corporate governance considerations. Since Binson Lau, is the Chairman of IWAC as well as the Chief Executive Officer of Btab, on March 25, 2024, EGS convened a call with IWAC’s Cayman Island counsel, Ogier to discuss conflict of interest and fiduciary duty issues, if any, raised by the proposed business combination under Cayman Islands law. Ogier advised that under Cayman Islands law Mr. Lau would not be required to resign as a director and officer of IWAC and BTAB and a special committee would not be required to approve the transaction provided that the conflict is fully disclosed to all directors in accordance with IWAC’s articles of association, IWAC otherwise complies with the its articles of association (including obtaining a fairness opinion), and Mr. Lau is able to satisfy his fiduciary duties to both companies.
On March 28, 2024, NMRS delivered the initial draft of the Original Business Combination Agreement to EGS.
On April 1, 2024, EGS advised the management of IWAC that Ogier, IWAC’s Cayman Island counsel, had advised EGS that there is no outright prohibition against Binson Lau remaining on the board of IWAC or acting as its Chairman under Cayman Islands law, and that he will not be required to resign from such roles because of the proposed transaction with Btab. In addition, Ogier advised EGS and EGS relayed to the IWAC Board that Btab was not be required to establish a special committee under Cayman Islands Law provided that the conflict is fully disclosed to the other directors in accordance with IWAC’s articles of association, IWAC otherwise complies with its articles of association (including obtaining a fairness opinion), and Mr. Lau is able to satisfy his fiduciary duties to both companies. Notwithstanding the foregoing, and regardless of Cayman Law requirements, EGS recommended that the transaction should be reviewed and negotiated by an independent committee of the IWAC Board since IWAC intends to redomesticate to the U.S. prior to the Closing, and the post-business combination company would be a Delaware corporation. EGS advised IWAC to have the transaction reviewed and negotiated by an independent committee of the board, as would typically be done in a domestic transaction under similar circumstances.
On April 11, 2024 EGS attended a meeting of the full IWAC Board, called to discuss the implications of pursing an initial business combination with Btab, given that Binson Lau the Chairman of the IWAC Board was also the Chief Executive Officer of Btab and a significant Btab shareholder. At the IWAC board meeting, the EGS team informed the IWAC Board of their recommendation that IWAC establish a special Committee to review the terms of the previously executed Btab LOI to confirm they are acceptable and to lead the negotiation of the terms of the definitive agreement going forward . Prior to the board meeting EGS provided the IWAC Board with draft resolutions for the appointment of a special committee. At the conclusion of the Board meeting on April 11, 2024, the IWAC Board resolved to move forward with the establishment of a special committee of the IWAC Board comprised of disinterested directors.

Between April 11, 2024 and April 30, 2024 the IWAC Board members finalized the composition of the special committee to make sure that it did not include any members with an interest in Btab. Ultimately, the IWAC Board decided to appoint only those directors who did not have any interest in Btab to form the special committee.
On April 30, 2024, the IWAC Board established a special committee (the “Special Committee”) of disinterested directors, consisting of Suren Ajjarapu, a director and the Chief Executive Officer of IWAC, Matthew Malriat, a director and the Chief Financial Officer of IWAC and Donald Fell and Michael Peterson, both of whom are independent directors of the IWAC. Members of the Special Committee were chosen by the IWAC Board due to their independence from Btab; directors who are shareholders of Btab were not included as members of the Special Committee.
On May 3, 2024, EGS delivered a revised draft of the Original Business Combination Agreement to the Special Committee. Between May 3 and May 29, EGS shared several versions of the Business Combination Agreement and the ancillary transaction documents with the Special Committee and incorporated comments from the management team and the Special Committee regarding such drafts.
On May 11, 2024, EGS circulated initial drafts of the Sponsor Letter Agreement and the Shareholder Support Agreement. An initial draft of the Lock-Up Agreement was circulated on May 13, 2024. The initial draft of the lock-Up Agreement circulated by EGS proposed a one-year post-Closing lock-up period for the former Btab Shareholders, subject to early release based on the IWAC post-Closing share price exceeding $12 for 20 trading days within a 30-trading day period or the occurrence of a merger, acquisition, share exchange or similar change control transaction after the Closing. The proposed one-year lock-up period was the same as the lockup period applicable to the Sponsor and the officers, directors of IWAC at the IPO (collectively, the “Insiders”).
On May 14, 2024, EGS delivered a revised draft of the Original Business Combination Agreement to NMRS. Between May 14 and May 30, 2024, NMRS and EGS exchanged several drafts of the Original Business Combination Agreement. EGS also delivered the initial drafts of the IWAC disclosure schedules on May 14, 2024. On May 15, 2024, the Special Committee held a meeting and determined that the earnout provisions, which the LOI left to be determined, should be removed from the Original Business Combination in order to simplify the terms of the Original Business Combination Agreement. On or around May 15, 2024, Btab agreed to remove the earnout provisions from the Original Business Combination Agreement.
In a revised draft of the Lock-Up Agreement circulated on May 20, 2024, BTAB countered by proposing a lock-up period of 180 days for the Btab Shareholders. The IWAC Special Committee agreed to the shorter lock-up period for the Btab Shareholders on the condition that the lock-up period applicable to the Insiders would also be reduced to 80 days. At the Closing, the Lock-Up Agreement will be entered into by all officers and directors of Pubco who own shares of Pubco post-Closing as well as all significant Btab Sharesholders, those owning more than 10% of the Btab Common Stock. Binson Lau and Btab Group Pty Ltd., who collectively own 29.68% of the Btab Common Stock are expected to be significant shareholders of Pubco and shall sign Lock-Up Agreements. If there are any other significant shareholders of Btab at the Closing, they will each also sign a Lock-Up Agreement.
On May 29, 2024, the Special Committee held a meeting by video conference to discuss the status of the proposed business combination with Btab. EGS was present at the meeting. EGS provided an update on the status of the transaction documents and the status of due diligence. On May 28, 2024, in advance of the IWAC Board meeting that was held on May 29, 2024, EGS sent the Special Committee, a high-level board summary of the transaction documents and substantially final versions of the Business Combination Agreement, Sponsor Letter Agreement, Shareholder Support Agreement, Lock-Up Agreement and the disclosure schedules for both parties. Additionally, a copy of the Mentor presentation and the draft fairness opinion was provided to the Special Committee in advance of the meeting. The Special Committee discussed and considered the deal parameters which had been included in the LOI, including the earn out, the number of shares and related dilution, and the details of the fairness opinion valuation. After considering the most recent revisions to the agreements, the status of the due diligence and taking into account the additional factors described below under the caption “— Recommendation of the Board and Reasons for the Business Combination,” the Special Committee unanimously approved the Original Business Combination Agreement, and ancillary agreements (the Sponsor Letter Agreement, the Shareholder Support Agreement and the Lock-Up Agreement) and the Business Combination, subject to receipt of a satisfactory fairness opinion from Mentor. The Special Committee agreed to provide its recommendation to the full IWAC Board that the IWAC Board should also approve the contemplated transaction, if a final fairness opinion is received from Mentor.
On May 29, 2024, immediately after the Special Committee meeting, the full IWAC Board held a meeting by video conference to discuss and approve the proposed business combination with Btab. Representatives from Mentor and EGS were present on the call. Representatives from Mentor presented the summary of their fairness opinion. A copy of the Mentor presentation and the draft fairness opinion was provided to the IWAC Board in advance of the meeting. Thereafter, Mentor rendered its oral opinion to the IWAC Board (which was confirmed in writing by delivery of Mentor’s written opinion dated May 30, 2024), that, the Business Combination was fair to the shareholders of IWAC from a financial point of view. The full text of the written opinion of Mentor, which describes, among other things, the assumptions, qualifications, limitations and other matters considered in connection with the preparation of its opinion is attached to this proxy statement/prospectus as Annex G. The IWAC Board members asked a number of questions to the representatives of Mentor related to the methodology and analysis included in their process and assessment. Specific questions to Mentor included how the model was built, what financial figures were included and used in order to build the model and how the valuation associated with Btab compared to other recent similar SPAC transactions. Mentor informed the IWAC Board Members that the model was built based on the final projections included below and utilizing primarily a weighted average of the future cash flows of the company. Additionally, Mentor noted that the valuation was reasonable, given the peer groups and market conditions.
After the Mentor presentation, Mentor was excused from the meeting. Suren Ajjarapu, a member of the Special Committee, provided an update to the full IWAC Board and informed them that the Special Committee had unanimously approved the proposed transaction, subject to receipt of the final fairness opinion, and recommended to the full Board that it also approve the Business Combination. EGS then provided a high level summary of the transactions, the Business Combination Agreement and the material ancillary documents. Prior to the meeting, representatives of EGS provided the IWAC Board with the latest draft of the Business Combination Agreement and a summary of the key terms in the Business Combination Agreement and ancillary documents. After considering the proposed terms of the Business Combination Agreement, and the related ancillary documents (such as Sponsor Letter Agreement, the Shareholder Support Agreement, and Lock-Up Agreement), and taking into account the other factors described below under the caption “— Recommendation of the Board and Reasons for the Business Combination,” the IWAC Board unanimously approved the Business Combination Agreement and the Business Combination, which approval included the two non-employee directors on the IWAC Board. None of the IWAC Board members abstained or voted against the Business Combination Agreement. In addition to the Business Combination Agreement, the IWAC Board specifically approved the Sponsor Letter Agreement, the Shareholder Support Agreement, Lock-Up Agreement, each of which was attached as an exhibit the Business Combination Agreement and each of which would be signed concurrently with the Business Combination Agreement. The IWAC Board also generally approved the execution of other ancillary documents that were referred to the Business Combination Agreement, including the Amended Pubco Certificate of Incorporation and the Pubco Bylaws.
On July 16, 2024, Btab and IWAC agreed to change the structure of the Business Combination to a “double dummy” structure. A double dummy merger is a transaction structure that is intended to qualify as tax free under Section 351 of the Internal Revenue Code. In a double dummy transaction, a new holding company is formed and the holding company then forms two wholly owned “dummy” subsidiaries, entities that are formed solely to facilitate the transaction. One subsidiary of the holding company merges with and into the target company, with the target company surviving the merger, while the second subsidiary merges with and into the acquiror, with the buyer surviving the other merger, and as a result the two mergers, the acquiror and the target company both become wholly owned subsidiaries of the new holding company. One benefit of using a double dummy structure is that Pubco will be considered a new issuer and registrant which may facilitate meeting certain stock exchange initial listing requirements in the event that IWAC would be delisted due to the passing of 36 months since its IPO.

On July 26, 2024, EGS delivered the initial draft of the Business Combination Agreement to NMRS. The Business Combination Agreement amended and restated the Original Business Combination Agreement to reflect a “double dummy” transaction structure, however, none of the material economic terms of the transaction or the representations and warranties of the parties were changed. On July 28, 2024, NMRS delivered to EGS a revised draft of the Business Combination Agreement.
Between July 28, 2024 and August 26, 2024, the parties exchanged several drafts of the Business Combination Agreement. The only material change in the draft between July 28 and August 26, 2024 was to insert a guarantee provision for IWAC, pursuant to which IWAC agreed that (i) it would cause Pubco and each Merger Sub to satisfy their respective covenants, agreements and obligations under the Business Combination Agreement, (ii) it would guarantee the performance of Pubco and the Merger Subs under the Business Combination Agreement and (iii) it would be liable for the breach of any representation, warranty, covenant or obligation of Pubco and each Merger Sub. On August 12, 2024, Mentor provided an updated fairness opinion to reflect the structure change of the transaction (though maintaining the valuation and the substance of the initial fairness opinion). The Business Combination Agreement was executed by the parties on August 26, 2024.
Recommendation of the Board and Reasons for the Business Combination
The IWAC Board, in evaluating the Business Combination, consulted with IWAC’s management and its financial and legal advisors. In reaching its unanimous resolution (i) that the Business Combination Agreement and the transactions contemplated thereby, including the Business Combination and the issuance of securities in connection therewith, are advisable and in the best interests of IWAC and (ii) to recommend that the IWAC shareholders adopt the Business Combination Agreement and approve the Business Combination and the other transactions contemplated by the Business Combination Agreement, the IWAC Board considered the recommendation of the Special Committee and a range of factors, including, but not limited to, the factors discussed below. In light of the number and wide variety of factors considered in connection with its evaluation of the Business Combination, the IWAC Board did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors that it considered in reaching its determination and supporting its decision. The IWAC Board viewed its decision as being based on all of the information available and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors. This explanation of IWAC’s reasons for the Business Combination and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under “Cautionary Note Regarding Forward-Looking Statements.”
The IWAC Board considered a number of factors pertaining to the Business Combination as generally supporting its decision to enter into the Business Combination Agreement and the transactions contemplated thereby, including, but not limited to, the following material factors:
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A recognized and effective brand: Brand that has high consumer awareness, with high engagement and purchase intent pointing to significant room for growth.

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A category leader or disruptor with a clear path to get there: Business that is differentiated in its respective category or one where the growth trajectory and industry dynamics suggest category leadership is probable. Key characteristics include demonstrated product efficacy and exceptionally positive product reviews.

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High growth with favorable profitability characteristics: Strong momentum with a clear runway for future growth along with sound unit economics.

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Diverse customer base with low customer turnover: Btab has a broad, diversified and growing customer base with demonstrated national customer demand, low churn rate and great opportunity to expand in scale to new geographic areas.

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Efficient business channel with strong operating margins: Unattended retail offers great efficiencies (no labor at point of sales, small physical footprint) and great flexibility (easy to change the products offered and meet current demand).

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Digitally-enabled with scalable technology: Business with a high-quality existing technology stack that supports continued scale and increased penetration that could benefit from investment in technology to further scale the business.

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Delivering sustainable consumer outcomes: Products or services that have a clear value proposition and can be proven to drive health, wellness and fitness outcomes. Business will have high social engagement and an authentic relationship with the customer.

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Led by a proven and experienced team: Team that has expertise and track record of achieving scale and one that would succeed in public markets.

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Available at an attractive valuation: Valuation that is appropriate given comparable companies and transactions and that allows for considerable upside for investors.

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A platform for growth: Business whose brand and value proposition position it to pursue organic and acquisitive growth across our targeted verticals where we see long-term favorable trends and a sizable number of opportunities as complementary add-ons.

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Upside opportunities: Business that can grow through product line extensions, geographic expansion and/or new channels.

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Reasonableness of Consideration. Following a review of the financial data provided to IWAC and the due diligence of Btab’s business conducted by IWAC’s management and advisors, and taking into account the opinion received from Mentor regarding the fairness of the consideration to be paid by IWAC in the Business Combination, the IWAC Board (taking into account the recommendation of the Special Committee) determined that the aggregate consideration to be paid in the Business Combination was fair to IWAC;

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Stockholder Liquidity. The obligation in the Business Combination Agreement to apply to list Pubco Common Shares issued as merger consideration listed on the NYSE, a major U.S. stock exchange, which the IWAC Board believes has the potential to offer stockholders enhanced liquidity;

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Financial Condition. The IWAC Board also considered factors such as Btab’s historical financial results, outlook, financial plan, debt structure and unit economics. In considering these factors, the IWAC Board reviewed Btab’s historical growth and its current prospects for growth if Btab achieves its business plan and various historical and current balance sheet items of Btab. In reviewing these factors, the IWAC Board noted that Btab will be well positioned to gain national market share and leverage its infrastructure while continuing to drive industry leading margins;

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Fairness Opinion. The opinion of the Mentor Group, dated May 29, 2024, to the IWAC Board to the effect that, as of that date and qualified by the assumptions, qualifications and limiting conditions therein, the consideration to be paid by IWAC in the Business Combination is fair, from a financial point of view, to IWAC, as more fully described below in the section of this proxy statement/prospectus entitled “- Opinion of the Mentor Group”;

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Lock-Up. Certain stakeholders of Btab (Binson Lau and Btab Group Pty Ltd., who own an aggregate of 41.3% of the outstanding Btab equity) have agreed to be subject to 180-day lockup in respect of their Transaction Shares following consummation of the Business Combination, subject to certain customary exceptions, which will provide important stability to the leadership and governance of Btab;

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Other Alternatives. After a thorough review of other business combination opportunities reasonably available to IWAC, IWAC concluded that the proposed Business Combination represents the best potential business combination for IWAC and the most attractive opportunity based upon the process utilized to evaluate and assess other potential business combination targets; and

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Negotiated Transaction. The financial and other terms of the Business Combination Agreement, including the consideration to be paid by IWAC which was supported by the fairness opinion, the lack of conditionality based on minimum cash of IWAC, and the robust representations and warranties provided by Btab in the Business Combination, and the fact that such terms and conditions are reasonable and were the product of arm’s length negotiations between the Special Committee and Btab.

The Special Committee and the IWAC Board also considered a variety of uncertainties and risks and other potentially negative factors concerning the Business Combination including, but not limited to, the following:
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Macroeconomic Risks. Macroeconomic uncertainty, including fluctuations in interest rates, inflation, exchange rates, and GDP growth. These factors can impact consumer spending, supply chain stability, and overall market demand for Btab’s products and services. For Btab, post-Closing, such risks could lead to challenges in revenue generation, increased operational costs, and disruptions to supply chains. Prolonged economic uncertainty could also affect Btab’s ability to execute its business plan, secure financing, or achieve projected growth, underscoring the importance of robust risk mitigation strategies;

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Redemption Risk. The potential that a significant number of IWAC shareholders elect to redeem their shares in connection with the consummation of the Business Combination and pursuant to IWAC’s Current Articles, which would potentially make the Business Combination more difficult to complete, including because redemptions may make it more challenging for Pubco to satisfy applicable exchange listing requirements at or immediately following the Closing;

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Shareholder Vote. The risk that IWAC’s shareholders may fail to provide the votes necessary to effect the Business Combination;

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Closing Conditions. The fact that the completion of the Business Combination is conditioned on the satisfaction of certain closing conditions that are not within IWAC’s control;

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Litigation. The possibility of litigation challenging the Business Combination or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the Business Combination; as of the date of this joint proxy statement/information statement/prospectus, no such litigation has been initiated;

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Listing Risks. The challenges associated with preparing Btab, a private entity, for the applicable disclosure and listing requirements to which Btab will be subject as a publicly traded company on the NYSE (or, to the extent applicable, another exchange);

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Benefits May Not Be Achieved. The risks that the potential benefits of the Business Combination may not be fully achieved or may not be achieved within the expected timeframe;

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Liquidation of IWAC. The risks and costs to IWAC if the Business Combination is not completed, including the risk of diverting management focus and resources from other business combination opportunities, which could result in IWAC being unable to effect a business combination within the applicable time frame or to obtain shareholder approval for a further extension thereof;

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Growth Initiatives May Not be Achieved. The risk that Btab growth initiatives may not be fully achieved or may not be achieved within the expected timeframe;

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Board and Independent Committees. The risk that the board of directors and independent committees of Pubco do not possess adequate skills set within the context of Btab operating as a public company;

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IWAC Shareholders Receiving a Minority Position in Btab. The risk that IWAC shareholders will hold a minority position in Btab;

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Fees and Expenses and Time Risk. The fees and expenses associated with completing the Business Combination and the substantial time and effort of management required to complete the Business Combination;

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Projections or Forecasts. The risk that any projections/forecasts provided by Btab may not be realized as expected or on the timelines presented;

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Other Risk Factors. Various other risk factors associated with the business of Btab, as described in the section entitled “Risk Factors” appearing elsewhere in this joint proxy statement/information statement/prospectus.

The above discussion of the material factors considered by the IWAC Board is not intended to be exhaustive, but does set forth the principal factors considered by the IWAC Board. The IWAC Board conducted an overall analysis of the factors described above, including thorough discussions with IWAC’s legal and financial advisors, and considered the factors overall to be favorable to, and to support, its determination to approve the Business Combination and to recommend that IWAC shareholders approve the Business Combination.
In considering the determination by the IWAC Board that the Business Combination is advisable and fair to and in the best interests of IWAC and its shareholders, shareholders should be aware that certain IWAC directors and officers have arrangements that may cause them to have interests in the transaction that are different from, in addition to, or may conflict with the interests of IWAC shareholders generally. See the sections titled “Risk Factors”, “Proposal Three — The Business Combination Proposal —  Interests of IWAC’s Directors and Officers and Others in the Business Combination” and “Beneficial Ownership of Securities” for more information and other risks.
Interests of IWAC’s Current Sponsor, Directors and Officers in the Business Combination
In considering the recommendation of the IWAC Board to vote in favor of approval of the Domestication Proposal, the Business Combination Proposal, the Organizational Documents Proposal and the other Proposals, shareholders should keep in mind that the Sponsor and certain members of the IWAC Board and the Sponsor, including its directors and officers, have interests in such Proposals that are different from, or in addition to, those of IWAC’s shareholders generally. In particular:
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the fact that the 2,012,500 Ordinary Shares held by the Current Sponsor, and IWAC’s directors and officers, would be worthless because the Current Sponsor and IWAC’s directors and officers are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of approximately $25.25 million based upon the quoted price of the IWAC Class A ordinary shares of $12.55 per share on the OTC on November 3, 2025, despite having been initially purchased for a purchase price of $0.008 per share. As a result, the Current Sponsor and IWAC’s officers and directors are likely to be able to recoup their investment in IWAC and make a substantial profit on that investment, even if Public Shares have lost significant value. This means that the Current Sponsor and IWAC’s officers and directors could earn a positive rate of return on their investment, even if the Public Shareholders experience a negative rate of return in the post-business combination company. Accordingly, IWAC’s management team may have an economic incentive that differs from that of the Public Shareholders to pursue and consummate an initial business combination rather than to liquidate and to return all of the cash in the Trust Account to the Public Shareholders, even if that business combination were with a less favorable target company or on terms less favorable to shareholders rather than liquidate;

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the fact that the 4,795,000 IWAC Private Warrants held by the Current Sponsor were initially purchased for $1.00 per IWAC Private Warrant, which warrants will be worthless if a business combination is not consummated by December 15, 2025 (although the IWAC Private Warrants have certain rights that differ from the rights of holders of the IWAC Public Warrants, the aggregate value of the 4,795,000 IWAC Private Warrants held by the Current Sponsor estimated to be approximately $479,021 assuming the per warrant value of the IWAC Private Warrants is the same as the $0.0999 quoted price of the IWAC Public Warrants on the OTC on November 3, 2025);

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the fact that IWAC’s Insiders have waived their right to redeem their Founder Shares and any other Ordinary Shares held by them, or to receive distributions from the Trust Account with respect to the Founder Shares upon IWAC’s liquidation if IWAC is unable to consummate its initial business combination;

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the fact that unless IWAC consummates an initial business combination within the required time period under its organizational documents, its directors and officers will not receive reimbursement for any out-of-pocket expenses incurred by them in connection with the Business Combination (to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account), such as identifying and investigating possible business targets and business combinations. As of the date of this proxy statement/information statement/prospectus, there were no unreimbursed expenses;

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the continued indemnification of current directors and officers of IWAC and the continuation of directors’ and officers’ liability insurance after the Business Combination;

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the fact that Binson Lau, the Chairman of the IWAC Board, will serve as a director of Pubco following the Closing. As such, in the future Mr. Lau may receive any cash fees or equity awards that the Pubco Board determines to pay its directors;

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the fact that Binson Lau is both the Chairman of the IWAC Board and the Chief Executive Officer of Btab, and holds approximately 41.3% of the outstanding Btab equity;

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the fact that John Chen is both a director of IWAC and indirectly holds approximately 0.91% of the Btab equity and is entitled to receive 20,000 Pubco Class A Shares upon the Closing;

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the fact that Matthew Malriat is a director and Chief Financial Officer of IWAC and is entitled to receive 100,000 Pubco Class A Shares upon the Closing;

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the fact that Yueh Eric Seto is both a director of IWAC and holds approximately 0.42% of the Btab equity and is entitled to receive 20,000 Pubco Class A Shares upon the Closing; and

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the fact that Donald Fell is a director of IWAC and will serve as a director of Pubco following the Closing. As such, in the future, Mr. Fell may receive any cash fees or equity awards that the Pubco Board determines to pay its directors;

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the fact that the Current Sponsor, its affiliates and the Prior Sponsor have committed to loans to IWAC in the aggregate amount of approximately $4.96 million, which amount IWAC will be unable to repay to the Sponsor to the extent that the amount of such loans exceeds the amount of available proceeds not deposited in the Trust Account if a business combination is not completed.

Manner of Effecting the Domestication and the Legal Effect of the Domestication
Delaware Law
Pursuant to Section 388 of the DGCL, a non-United States entity may become domesticated as a Delaware corporation by filing with the Delaware Secretary of State a Certificate of Corporate Domestication and a Certificate of Incorporation, certifying to the matters set forth in Section 388 of the DGCL. The Domestication must be approved in the manner provided for by the instrument or other writing governing the internal affairs of the non-United States entity and the conduct of its business or by applicable non-Delaware law, as appropriate and the Proposed Charter must be approved by the same authorization required to approve the Domestication.
When a non-United States entity has become domesticated as a Delaware corporation, for all purposes of Delaware law, the corporation will be deemed to be the same entity as the domesticating non-United States entity and the domestication will constitute a continuation of the existence of the domesticating non-United States entity in the form of a Delaware corporation. When any domestication will have become effective, for all purposes of Delaware laws, all of the rights, privileges and powers of the non-United States entity that has been domesticated and all property, real, personal and mixed and all debts due to such non-United States entity, as well as all other things and causes of action belonging to such non-United States entity, will remain vested in the corporation to which such non-United States entity has been domesticated (and also in the non-United States entity, if and for so long as the non-United States entity continues its existence in the foreign jurisdiction in which it was existing immediately prior to the domestication) and will be the property of such corporation (and also of the non-United States entity, if and for so long as the non-United States entity continues its existence in the foreign jurisdiction in which it was existing immediately prior to the domestication); but all rights of creditors and all liens upon any property of such non-United States entity will be preserved unimpaired and all debts, liabilities and duties of the non-United States entity that has been domesticated will remain attached to the corporation to which such non-United States entity has been domesticated (and also to the non-United States entity, if and for so long as the non-United States entity continues its existence in the foreign jurisdiction in which it was existing immediately prior to the domestication) and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as such corporation. The rights, privileges, powers and interests in property of the non-United States entity, as well as the debts, liabilities and duties of the non-United States entity, will not be deemed, as a consequence of the domestication, to have been transferred to the corporation to which such non-United States entity has domesticated for any purpose of the laws of the State of Delaware.
Cayman Islands Law
If the Domestication Proposal is approved, SPAC will also apply to deregister as a Cayman Islands exempted company pursuant to the Cayman Islands Companies Act. Upon the deregistration, SPAC will no longer be subject to the provisions of the Cayman Islands Companies Act. Except as provided in the Cayman Islands Companies Act, the deregistration will not affect the rights, powers, authorities, functions and liabilities or obligations of SPAC or any other person.
Comparison of Shareholder Rights Under Applicable Organizational Documents
Differences between IWAC organizational documents and Pubco Proposed Charter and Proposed Bylaws
IWAC is an exempted company incorporated under the laws of the Cayman Islands. The Cayman Islands Companies Act and IWAC’s Existing Organizational Documents govern the rights of its shareholders. The Cayman Islands Companies Act differs in some material respects from laws generally applicable to United States corporations and their shareholders. In addition, the Existing Organizational Documents will differ in certain material respects from the Proposed Charter and the Proposed Bylaws. As a result, when you become a stockholder of Pubco, your rights will differ in some regards as compared to when you were a shareholder of IWAC.
Below is a summary chart outlining important similarities and differences in the corporate governance and stockholder/shareholder rights associated with each of IWAC and Pubco according to applicable law and/or the organizational documents of IWAC and Pubco. You also should review the Proposed Charter and Proposed Bylaws attached hereto as Annex B and Annex C, respectively, to this joint proxy statement/information statement/prospectus, as well as the Delaware corporate law and the laws of the Cayman Islands, including the Cayman Islands Companies Act, to understand how these laws apply to IWAC and Pubco.
Provision	Delaware	Cayman Islands
Applicable legislation	General Corporation Law of the State of Delaware	The Companies Act (Revised)
General Vote Required for Combinations with Interested Stockholders/Shareholders	Generally, a corporation may not engage in a business combination with an interested stockholder for a period of three years after the time of the transaction in which the person became an interested stockholder, unless the corporation opts out of the statutory provision.	No Similar Provision
Appraisal Rights	Generally a stockholder of a publicly traded corporation does not have appraisal rights in connection with a merger. Stockholders of a publicly traded corporation do, however, generally have appraisal rights in connection with a merger if they are required by the terms of a merger agreement to accept for their shares anything except: (a) shares or depository receipts of the corporation surviving or	Shareholders that dissent from a merger are entitled to be paid the fair market value of their shares in certain circumstances, which if necessary may ultimately be determined by the court.

Provision	Delaware	Cayman Islands
resulting from such merger; (b) shares of stock or depository receipts that will be either listed on a national securities exchange or held of record by more than 2,000 holders; (c) cash in lieu of fractional shares or fractional depository receipts described in (a) and (b) above; or (d) any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in (a), (b) and (c) above.
Requirements for Stockholder/ Shareholder Approval	Subject to the certificate of incorporation, stockholder approval of mergers, a sale of all or substantially all the assets of the corporation, dissolution and amendments of constitutional documents require a majority of outstanding shares entitled to vote thereon; most other stockholder approvals, other than the election of directors, require a majority of those present and entitled to vote, provided a quorum is present.
Certain matters must be approved by special resolution of the shareholders as a matter of Cayman Islands law, including alteration of the memorandum or articles of association, appointment of inspectors to examine company affairs, reduction of share capital (subject, in relevant circumstances, to court approval), change of name, authorization of a plan of merger (other than a merger between a parent and a subsidiary), authorization of a transfer by way of continuation to another jurisdiction or consolidation or voluntary winding up of the company.
The Cayman Companies Act requires that a special resolution be passed by a majority of at least two-thirds or such higher percentage as set forth in the memorandum and articles of association, of shareholders being entitled to vote and do vote in person or by proxy at a general meeting, or by unanimous written consent of shareholders entitled to vote at a general meeting. The Cayman Companies Act defines “special resolutions” only. A company's memorandum and articles of association can therefore tailor the definition of “ordinary resolutions” as a whole, or with respect to specific

Provision	Delaware	Cayman Islands
provisions. Under our amended and restated articles of association an ordinary resolution must be passed at a general meeting by a simple majority of shareholders who (being entitled to do so) vote in person or by proxy at that meeting. The expression includes a unanimous written resolution.
Requirement for Quorum	Quorum is a majority of shares entitled to vote at the meeting unless otherwise set in the constitutional documents, but cannot be less than one-third of shares entitled to vote at the meeting.	Quorum is set in the company’s memorandum and articles of association.
Stockholder/Shareholder Consent to Action Without Meeting	Unless otherwise provided in the certificate of incorporation, stockholders may act by written consent.	Shareholder action by written resolutions (whether unanimous or otherwise) may be permitted by the articles of association. The articles of association may provide that shareholders may not act by written resolutions.
Inspection of Books and Records	Any stockholder may inspect the corporation’s books and records for a proper purpose during the usual hours for business.	Shareholders generally do not have any rights to inspect or obtain copies of the register of shareholders or other corporate records of a company.
Stockholder/Shareholder Lawsuits	A stockholder may bring a derivative suit subject to procedural requirements.	In the Cayman Islands, the decision to institute proceedings on behalf of a company is generally taken by the company’s board of directors. A Cayman Islands company may not have standing to initiate a shareholder derivative action in a federal court of the United States.
Removal of Directors;	Any director or the entire board may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except as follows:(1) unless the charter otherwise provides, in the case of a corporation with a classified board, stockholders may effect such removal only for cause; or(2) in the case of a corporation having cumulative voting, if less than the entire board is to be	Removal of directors and filling of board vacancies are governed by the terms of the company’s memorandum and articles of association and may provide that a director may be removed for any or no reason and that, in addition to shareholders, the board of directors may be granted the power to remove a director.

Provision	Delaware	Cayman Islands
removed, no director may be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board.
Number of Directors	The number of directors is fixed by the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate of incorporation. The bylaws may provide that the board may increase the size of the board and fill any vacancies.	Subject to the memorandum and articles of association, the board may increase the size of the board and fill any vacancies.
Classified or Staggered Boards	Classified boards are permitted.	Classified boards are permitted.
Fiduciary Duties of Directors	Directors must exercise a duty of care and duty of loyalty and good faith to the company and its stockholders.	As a matter of Cayman Islands law, a director owes three types of duties to the company: (i) statutory duties, (ii) fiduciary duties, and (iii) common law duties. The Cayman Companies Act imposes a number of statutory duties on a director. A Cayman Islands director’s fiduciary duties are not codified, however the courts of the Cayman Islands have held that a director owes the following fiduciary duties (a) a duty to act in what the director bona fide considers to be in the best interests of the company, (b) a duty to exercise their powers for the purposes they were conferred, (c) a duty to avoid fettering his or her discretion in the future and (d) a duty to avoid conflicts of interest and of duty. The common law duties owed by a director are those to act with skill, care and diligence that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to the company and, also, to act with the skill, care and diligence in keeping with a standard of care

Provision	Delaware	Cayman Islands
commensurate with any particular skill they have which enables them to meet a higher standard than a director without those skills. In fulfilling their duty of care to us, our directors must ensure compliance with our amended articles of association, as amended and restated from time to time. We have the right to seek damages where certain duties owed by any of our directors are breached.
Indemnification of Directors and Officers	A corporation shall have the power to indemnify any person who was or is a party to any proceeding because such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred if the person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal proceeding, had no reasonable cause to believe their conduct was unlawful. If the action was brought by or on behalf of the corporation, no indemnification is made when a person is adjudged liable to the corporation unless a court determines such person is fairly and reasonably entitled to indemnity for expenses the court deems proper.	Cayman Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of directors and officers, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against the consequences of committing a crime, or against the indemnified person’s own fraud or dishonesty.
Limited Liability of Directors	Permits the limiting or eliminating of the monetary liability of a director to a corporation or its stockholders, except with regard to breaches of duty of loyalty, intentional misconduct, unlawful stock repurchases or dividends, or improper personal benefit.	The Cayman Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of Officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide

Provision	Delaware	Cayman Islands
indemnification against fraud or the consequences of committing a crime.
Differences between Btab organizational documents and Pubco Proposed Charter and Proposed Bylaws
Provision	Btab Charter	Proposed Charter
Removal of Directors	The Btab Charter does not contain include removal provisions.
Any director or the entire board may be removed from office, with or without cause by the affirmative vote of holders of a majority of the then-outstanding shares of capital stock of Pubco entitled to vote generally in the election of directors, voting together as a single class.
See Article V, Section 5.04 of the Proposed Charter.

Stockholder Actions
The Btab Charter provides that, for so long as at least fifty percent (50%) of the number of shares of Convertible Preferred Stock remain outstanding, Btab shall not, either directly or indirectly, do any of the following without the affirmative vote of the majority of then-outstanding shares of Convertible Preferred Stock: (1) liquidate Btab or effect any merger, (2) amend Btab’s Charter or Bylaws in a manner adversely affecting the rights, powers and preferences of Convertible Preferred Stock, (3) create or issue additional shares of capital stock other than shares of Common Stock of Btab, (4) incur indebtedness in excess of $2 million, (5) enter into or create or assume liens of any kind with respect to any of Btab’s property, (6) enter into any transaction resulting in issuance of in excess of 10% of Btab’s then-issued and outstanding shares of common stock and (7) enter into any transaction resulting in the sale of material assets of Btab.
See Article Five of the Btab Charter

The Proposed Charter will provide that subject to the rights, if any, of the holders of any outstanding series of the preferred stock, and to the requirements of applicable law, special meetings of stockholders of the Company may be called only by the Pubco Board pursuant to a resolution adopted by a majority of the Company Board. Except as may be otherwise provided for or fixed pursuant to the Proposed Charter relating to the rights of the holders of any outstanding series of preferred stock, any action required or permitted to be taken by the stockholders of the Company must be effected by a duly called annual or special meeting of such stockholders.
See Article VII of the Proposed Charter.

Provision	Btab Charter	Proposed Charter
Charter Amendments
The Btab Charter may be amended by (1) a majority vote of the Board of Directors of Btab, or (2) a majority vote of Btab’s stockholders, subject to the affirmative vote of the majority of then-outstanding shares of Btab’s Convertible Preferred Stockholders.
See Article Five and Article Nine of the Btab Charter.

The Proposed Charter provides that an amendment shall be in accordance with the DGCL, which generally requires (1) the approval of the Company Board, (2) the approval of the holders of a majority of the voting power of the outstanding stock entitled to vote upon the proposed amendment and (3) the approval of the holders of a majority of the outstanding stock of any class entitled to vote thereon as a class, if any.
See Article IX of the Proposed Charter.

Name of the Company	Btab Ecommerce Group, Inc.	Btab Ecommerce Holdings, Inc. See Article I of the Proposed Charter.
Provisions Specific to a Blank Check Company and Variation of Rights of Shares Prior to a Business Combination	The Btab Charter does not contain provisions specific to a blank check company because it is not a blank check company.
The Proposed Charter does not include blank check company provisions or other provisions applicable prior to a Business Combination, such as Article IX of the Interim Charter, because, upon consummation of the Business Combination, Pubco will not to be a blank check company.
No corresponding provisions in the Proposed Charter.

Common Stock; Preferred Stock
The Btab Charter authorizes 950,000,000 Btab Common Shares and 20,000,000 Btab Preferred Shares, of which 10,000,000 are designated as Series A Preferred Shares, and 1,000,000 are designated as Convertible Preferred Stock, each share of which is convertible at the shareholders’ option into 1,000 shares of Btab Common Shares and 1,000 Common Stock Purchase Warrants to buy shares of Btab Common Shares at $0.25 per share for five years from the date of issuance.
See Article Five of the Btab Charter.

The Proposed Charter will provide for, upon completion of the Business Combination, that the total number of authorized capital stock consist of (i) 250,000,000 shares of Pubco Class A Shares and (ii) 50,000,000 shares of Pubco Class V Shares.
See Article IV of the Proposed Charter.

Provision	Btab Charter	Proposed Charter
Indemnification
The Btab Charter indemnifies to the fullest extent permitted by the General Corporation Law of Georgia any person (including their estate) made or threatened to be made a party to any suit or proceeding by reason of the fact that they were a director or officer of Btab.
See Article Eleven of the Btab Charter
The Proposed Charter will provide for, upon completion of the Business Combination, rights to indemnification, advancement of expenses, right for indemnitee to bring suit, non-exclusivity of rights, requirement for Pubco to maintain insurance for relevant actions, and indemnification of employees and agents of Pubco.
Comparison of the rights of Btab Shareholders, including under Georgia law and Delaware Law
As a result of the Company Merger, holders of Btab stock who receive shares of Pubco Class A common stock will become shareholders of Pubco. The rights of Btab shareholders are governed by Georgia law and Btab’s Amended and Restated Articles of Incorporation (the “Btab Charter”) and Btab’s Bylaws (the “Btab Bylaws”), which, in connection with the Mergers, will be amended by the Btab Charter Amendment, as described in “Pre-Closing Recapitalization and Domestication.” The following summary describes the rights of the Btab Shareholders under the Btab Charter, the Btab Bylaws and Georgia law at any time prior to the Company Merger Effective Time, excluding the capitalization of Btab, and the rights of Pubco stockholders under the Proposed Charter, Proposed Bylaws and Delaware Law after the Company Merger Effective Time. The Capitalization section of the below chart is in reference only to the Btab Charter prior to the Btab Charter Amendment, which will create the Btab Class V Shares, which will have 1,000 votes per share. Btab Class V Shares shall be exchanged with Pubco Class V Shares at the Company Merger Effective Time. See “Proposal Three — the Business Combination Proposal — Pre-Closing Recapitalization and Domestication”.
This discussion does not purport to be a complete description of these rights and may not contain all of the information regarding Btab’s capital stock that is important to you. These rights can be determined in full only by reference to the Btab Charter, the Proposed Charter and the Proposed Bylaws, copies of which are filed with the SEC as exhibits to the registration statement of which this prospectus is a part, the Georgia Business Corporate Code (“GBCC”) and the Delaware General Corporate Law (“DGCL”), which Btab and Pubco urge you to read. To find out where copies of these documents can be obtained, as well as to obtain copies of Pubco’s governing documents, see “Where You Can Find More Information” beginning on page 296.
Provision	Btab Charter/Btab Bylaws/Georgia Business Corporate Code	Proposed Charter/Proposed Bylaws/ Delaware General Corporate Law
Name of the Company	Btab Ecommerce Group, Inc.	Btab Ecommerce Holdings, Inc.
Capitalization	Article Five of the Btab Charter authorizes 950,000,000 Btab Common Shares and 20,000,000 Btab Preferred Shares, of which 10,000,000 are designated as Series A Preferred Shares, and 1,000,000 are designated as Convertible Preferred Stock (the “Btab Convertible Preferred Shares”), each share of which is convertible at the shareholders’ option into 1,000 shares of Btab Common Shares and 1,000 Common Stock Purchase	Article IV of the Proposed Charter will provide, upon completion of the Business Combination, that the total number of authorized capital stock consist of (i) 250,000,000 shares of Pubco Class A Shares, (ii) 50,000,000 shares of Pubco Class V Shares

Provision	Btab Charter/Btab Bylaws/Georgia Business Corporate Code	Proposed Charter/Proposed Bylaws/ Delaware General Corporate Law
Warrants to buy shares of Btab Common Shares at $0.25 per share for five years from the date of issuance.
Voting Rights	Pursuant to Article Five of the Btab Charter, each holder of Btab Common Shares is entitled to one vote for each share of such stock. Each Series A Preferred Share is entitled to one hundred votes per share, and each Btab Convertible Preferred Share is entitled to the number of votes equal to the number of whole Btab Common Shares into which it is convertible.	Pursuant to Section 4.02 of the Proposed Charter, holders of Pubco Class A Shares will be entitled to cast one vote per share of Pubco Class A Shares. Section 4.02 of the Proposed Charter also provides each holder of Pubco Class V Shares with 1,000 votes per share on any matter submitted to a vote of the stockholders generally.
Stockholder Actions	Article Five of the Btab Charter provides that, for so long as at least 50% of the number of Btab Convertible Preferred Shares remains outstanding, Btab shall not, either directly or indirectly, take any of the following actions without the affirmative vote of the majority of then-outstanding Btab Convertible Preferred Shares: (1) liquidate Btab or effect any merger, (2) amend the Btab Charter in a manner adversely affecting the rights, powers and preferences of Btab Convertible Preferred Shares, (3) create or issue additional shares of capital stock other than shares of Common Stock of Btab, (4) incur indebtedness in excess of $2 million, (5) enter into or create or assume liens of any kind with respect to any of Btab’s property, (6) enter into any transaction resulting in issuance of in excess of 10% of Btab’s then-issued and outstanding shares of common stock and (7) enter into any transaction resulting in the sale of material assets of Btab.
Section 7.01 of the Proposed Charter provides that, except as otherwise required by law and subject to the rights, if any, of the holders of any outstanding series of preferred stock, special meetings of stockholders of the Company may be called only by the Pubco Board pursuant to a resolution adopted by a majority of the Company Board, or at the request of the holders of Class V Stock.
Section 8.02 of the Proposed Charter requires the approval of at least two thirds of the voting power of the shares then outstanding to adopt, amend, alter or repeal the Proposed Bylaws (which includes the Class V Stock).

Provision	Btab Charter/Btab Bylaws/Georgia Business Corporate Code	Proposed Charter/Proposed Bylaws/ Delaware General Corporate Law
Charter Amendments
Sections 14-2-1002 and 14-2-1003 of the GBCC, with certain limited exceptions, require the approval of both the Board of Directors and a majority of the shareholders of each voting group entitled to vote to amend a company’s charter.
Article Five, Section 5.2 of the Btab Charter provides that, for so long as at least 50% of the number of shares of Btab Convertible Preferred Shares originally issued remain outstanding, Btab shall not amend, alter or repeal any provision of the Btab Charter or Btab Bylaws without the affirmative vote or written consent of a majority of the Btab Convertible Preferred Shareholders.

Article IX of the Proposed Charter provides that an amendment shall be in accordance with the DGCL, which, under Section 242(b)(2) thereof, generally requires (1) the approval of the Company Board, (2) the approval of the holders of a majority of the voting power of the outstanding stock entitled to vote upon the proposed amendment and (3) the approval of the holders of a majority of the outstanding stock of any class entitled to vote thereon as a class, if any.
Section 242(d)(1) of the DGCL also allows for directors to, without a meeting of the stockholders, (1) delete names and addresses of initial directors, registered agents, incorporators, the initial principal mailing address of the company, and provisions contained in any amendment to the certificate of incorporation as were necessary to effect such amendment, and (2) reclassify by subdividing issued shares of a class of stock into a greater number of issued shares provided the corporation has only 1 class of stock outstanding and such class is not divided into series.

Preemptive Rights	No holder of Btab Common Shares has a right to purchase Btab Common Shares upon any future issuance.	Preemptive rights must be expressly provided in the Proposed Charter under Section 102 of the DGCL. The Proposed Charter does not provide preemptive rights, accordingly no shares of Pubco Class A common stock will have preemptive rights to purchase additional shares of Pubco Class A common stock.

Provision	Btab Charter/Btab Bylaws/Georgia Business Corporate Code	Proposed Charter/Proposed Bylaws/ Delaware General Corporate Law
Merger, Consolidations, or Sales of Substantially All Assets
Sections 14-2-1101 and 14-2-1103 of the GBCC require approval of both the Board and, with certain limited exceptions, a majority of the shares of a company for a merger. Similarly, Section 14-2-1202 of the GBCC requires approval of both the Board and a majority of the shares for a sale of substantially all assets.
Article Five, Section 5.2.1 of the Btab Charter states that, for so long as at least 50% remain outstanding, any merger or consolidation must be approved by at least a majority of the Btab Convertible Preferred Shares unless such shareholders receive an amount equal to the original issue price of such shares.
Under Section 251 of the DGCL, the consummation of a merger or consolidation generally requires (1) approval of the board of directors of the corporation that is a constituent corporation in the merger or consolidation, and (2) an agreement of merger or consolidation be adopted by the affirmative vote of holders of a majority of the stock of that corporation entitled to vote thereon at an annual or special meeting for the purpose of acting on such agreement.
Provisions Specific to a Blank Check Company and Variation of Rights of Shares Prior to a Business Combination	The Btab Charter does not contain provisions specific to a blank check company because it is not a blank check company.	The Proposed Charter does not include blank check company provisions or other provisions applicable prior to a Business Combination, such as Article IX of the Interim Charter, because, upon consummation of the Business Combination, Pubco will not to be a blank check company.
Anti-Takeover Provisions	The anti-takeover provisions under Section 14-2-1132 of the GBCC provide that a Georgia corporation shall not engage in any business combination with any interested shareholder for a period of five years from when they became an interested shareholder unless the interested shareholder holds at least 90% of the outstanding voting shares, or the corporation’s board of directors approves the transaction which resulted in the shareholder becoming an interested shareholder.	In general, the anti-takeover provisions under Section 203 of the DGCL prohibit a publicly-held Delaware corporation from engaging in a business combination, such as a merger, with an interested stockholder, or person or group owning 15% or more of the corporation’s voting stock, for a period of three years following the date the person became an interested stockholder, unless (with certain exceptions) the business combination or the transaction in which the person became an interested stockholder is approved in the manner prescribed by Section 251 of the DGCL described above.
Directors: Number, Classes and Shareholder Voting	Article Seven of the Btab Charter specifies that directors’ terms	Section 5.03 of the Proposed Charter classifies directors into

Provision	Btab Charter/Btab Bylaws/Georgia Business Corporate Code	Proposed Charter/Proposed Bylaws/ Delaware General Corporate Law

shall expire as of the annual meeting of Btab Shareholders.
Pursuant to Section 1.1 of the Btab Bylaws, directors shall be elected at an annual meeting. Pursuant to Section 1.7 of the Btab Bylaws, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote shall be the act of the shareholders unless otherwise provided by law.
Section 14-2-728 of the GBCC states that, unless otherwise provided for in the articles of incorporation or a bylaw that fixes a greater voting requirement for election of directors that is adopted by the board of directors, directors are elected by a plurality of votes cast by the shares entitled to vote in the election. Such action may only be taken at a meeting if a quorum is present.

Class I, Class II and Class III directors, with the initial term of Class I Directors expiring at the first annual meeting of the stockholders after the Company Merger Effective Time, Class II Directors at the second annual meeting of the stockholders thereafter, and Class III Directors at the third annual meeting of the stockholders. Directors shall be elected by a plurality of the votes cast at an annual meeting of stockholders by holders of the Common Stock and Class V Stock.
In addition, Section 3.12 of the Proposed Bylaws state for so long as Binson Lau or his affiliates own, directly or indirectly, a majority of the voting power of the then outstanding shares of capital stock of the corporation then entitled to vote generally in the election of directors (which, for the avoidance of doubt includes the Class V Common Stock), Mr. Lau shall be a member of the Board of Directors. The Corporation shall take such action as may be necessary to nominate Mr. Lau to the Board of Directors, and to the extent that he is not elected by the Corporation’s stockholders, the Board of Directors shall increase the number of Directors and appoint Mr. Lau to the newly-created vacancy.

Directors: Authority	Pursuant to Article Nine of the Btab Charter, the following actions shall be taken only by a majority vote of the Btab Board of Directors: (1) adopt, amend, or repeal the Btab Bylaws, but any Bylaws adopted by the Btab Board of Directors may be amended by a majority of the shareholders of Btab, (2) distribute capital surplus to the shareholders without the approval of the shareholders,	Section 5.01 of the Proposed Charter provides that the business and affairs of Pubco shall be managed by or under the direction of the Pubco Board.

Provision	Btab Charter/Btab Bylaws/Georgia Business Corporate Code	Proposed Charter/Proposed Bylaws/ Delaware General Corporate Law
(3) cause Btab to make purchases of shares without the approval of the shareholders, (4) pay dividends without the approval of the shareholders, (5) amend the Btab Charter, (6) issue new stock or debt, (7) purchase, sell or transfer any substantial part of Btab’s assets, (8) merge or sell Btab, (9) dissolve or liquidate Btab, (10) make a material change to Btab’s business, (11) enter into any substantial contract or debt, (12) file for bankruptcy, or (13) take actions which the Btab Board is required or permitted to take without a meeting by written consent of the majority of directors entitled to vote thereon.
Removal of Directors
The Btab Charter does not contain removal provisions.
Pursuant to Section 14-2-80 of the GBCC, Btab Shareholders may remove one or more directors with or without cause unless the Btab Charter or a bylaw adopted by the shareholders provides otherwise.
Pursuant to Section 5.05 of the Proposed Charter, any director or the entire board may be removed from office, with or without cause by the affirmative vote of holders of a majority of the then-outstanding shares of capital stock of Pubco entitled to vote generally in the election of directors, voting together as a single class.
Filling Vacancies of Directors	Pursuant to Article Seven of the Btab Charter, vacancies on the Btab Board may only be filled by the majority vote of the remaining directors on the Btab Board of Directors. Any director so chosen shall hold office until the next election of such directors at the annual meeting of shareholders.	Pursuant to Section 5.04 of the Proposed Charter, any newly created directorships resulting from an increase in the authorized number of directors and any vacancies occurring in the Board of Directors may only be filled by the affirmative votes of a majority of the members of the Board of Directors, although less than a quorum, or by a sole remaining director. A director so elected to fill a newly created directorship resulting from an increase in the authorized number of directors shall serve until the next election of directors and until a successor is duly elected and qualified, subject to such director’s earlier death, resignation or removal. A director so elected to fill a vacancy shall

Provision	Btab Charter/Btab Bylaws/Georgia Business Corporate Code	Proposed Charter/Proposed Bylaws/ Delaware General Corporate Law
be elected to hold office until the earlier of the expiration of the term of office of the director whom he or she has replaced and until a successor is duly elected and qualified, subject to such director’s earlier death, resignation, or removal.
Indemnification of Directors and Officers/Limitation of Director Liability
Article Eleven of the Btab Charter indemnifies to the fullest extent permitted by the General Corporation Law of Georgia any person (including their estate) made or threatened to be made a party to any suit or proceeding by reason of the fact that they were a director or officer of Btab.
The Btab Charter and Btab Bylaws are silent on limitation of liability.
Section 14-2-852 of the GBCC requires a Georgia corporation to indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he or she was a party because he or she was a director of the corporation against reasonable expenses incurred by the director in connection with the proceeding.
Section 14-2-856 of the GBCC provides that a Georgia corporation’s articles of incorporation may set forth a provision eliminating or limiting the liability of a director to the corporation or its shareholders for monetary damages for any action taken, or any failure to take any action, as a director, except liability: (1) for any appropriation, in violation of his or her duties, of any business opportunity of the corporation, (2) for acts or omissions which involve intentional misconduct or a knowing violation of law, (3) for unlawful distributions,; or (4) for any transaction from which the director received an

Article VI of the Proposed Charter will provide for, upon completion of the Business Combination, rights to indemnification, advancement of expenses, right for indemnitee to bring suit, non-exclusivity of rights, a requirement for Pubco to maintain insurance for relevant actions, and indemnification of employees and agents of Pubco.
Section 6.01 of the Proposed Charter states that, to the fullest extent permitted by the DGCL, directors and officers of Pubco shall not be personally liable to Pubco or its stockholders for monetary damages or breaches of fiduciary duties.
Section 145 of the DGCL provides that a Delaware corporation may limit or eliminate a director’s or officer’s personal liability for monetary damages to the corporation or its stockholders for breach of fiduciary duty as a director, except for liability for: (1) any breach of the director’s or officer’s duty of loyalty to the corporation or its stockholders, (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) willful or negligent violation of provisions of Delaware law governing payment of dividends and stock purchases or redemption, (4) any transaction from which the director or officer derived an improper personal benefit, or (5) with respect to any officer, in

Provision	Btab Charter/Btab Bylaws/Georgia Business Corporate Code	Proposed Charter/Proposed Bylaws/ Delaware General Corporate Law
	improper personal benefit; provided, in each case, that no such provision shall eliminate or limit the liability of a director for any act or omission occurring prior to the date when such provision becomes effective.	any action by or in the right of such corporation.
Dividends	Article Five of the Btab Charter provides that dividends shall be payable quarterly in cash, and that no dividends shall be declared unless Btab Convertible Preferred Shares first receives a dividend in an amount equal to the greater of (1) any amount of declared dividends then accrued on such Btab Convertible Preferred Shares and not previously paid and (2) the dividend per share payable for each Btab Common Share multiplied by the number of Btab Common Shares issuable to the Btab Convertible Preferred Shareholders upon conversion.	Section 4.02 of the Proposed Charter provides that all shares of Pubco Common Stock shall be of equal rank and identical with respect to rights to dividends approved by the Pubco Board.
Liquidation	Article Five, Section 4.1 of the Btab Charter provides that holders of Btab Convertible Preferred Shares shall be entitled to be paid out of the assets of Btab available for distribution before any payment made to holders of Btab Common Shares. If insufficient to fully pay out holders of Btab Convertible Preferred Shares, the holders of such shares shall ratably share in any distribution of the assets available for distribution. Thereafter, under Section 4.2, the remaining assets will be distributed to each Btab Shareholder pro rata as if each share had been converted to Btab Common Shares pursuant to the terms of the Btab Charter immediately prior to such liquidation.	Section 4.02(b) of the Proposed Charter provides that, subject to express terms of any outstanding Pubco preferred stock, in the event of a liquidation the holders of Common Stock and Pubco Class V Shares shall be entitled to the distribution of remaining assets available ratably in proportion to the total number of shares of each then issued and outstanding.

Provision	Btab Charter/Btab Bylaws/Georgia Business Corporate Code	Proposed Charter/Proposed Bylaws/ Delaware General Corporate Law
Exclusive Forum	The Btab Charter does not specify a venue. Under Section 14-2-510 of the GBCC, each domestic and foreign corporation authorized to transact business in Georgia shall be deemed to reside and subject to venue as follows: (1) in civil proceedings, the county where the corporation maintains a registered office, (2) in contract disputes, county where contract is enforced or performed, (3) tort or injury actions, generally, in the county where cause of action originated, or (4) in garnishment proceedings, the county where the corporate office or place of business where employee defendant is located.	Article X of the Proposed Charter provides that, unless Pubco consents in writing to an alternative forum, the Court of Chancery of the State of Delaware or the federal district court of the State of Delaware will have jurisdiction over (1) derivative actions brought on behalf of Pubco, (2) actions asserting breach of fiduciary duty owed by Pubco’s current or former directors, officers or other employees or stockholders, (3) actions asserting a claim arising pursuant to the DGCL, Proposed Charter or Proposed Bylaws (as either may be amended) or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (4) any action asserting a claim governed by Delaware. Federal district courts of the United States shall be the exclusive forum for resolutions of actions arising under the Securities Act or Securities Exchange Act.
Interests of Btab’s Directors and Officers in the Business Combination
When Btab Security Holders and other interested persons consider the recommendation of Btab’s board of directors in favor of approval of the Business Combination, such persons should keep in mind that the directors and executive officers of Btab may have interests in the Business Combination and other proposals that may be different from, or in addition to, those of Btab Security Holders generally. These interests include, among other things:
•
the fact that unless Btab consummates an initial business combination within the required time period under its organizational documents, its directors and officers, of which will not receive reimbursement for any out-of-pocket expenses incurred by them in connection with the Business Combination (to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account), such as identifying and investigating possible business targets and business combinations. As of the date of this proxy statement/information statement/prospectus, there were no unreimbursed expenses;

•
the continued indemnification of current directors and officers of IWAC and the continuation of directors’ and officers’ liability insurance after the Business Combination;

•
the fact that Binson Lau, the Chairman of the IWAC Board, will serve as a director of Pubco following the Closing. As such, in the future Mr. Lau may receive any cash fees or equity awards that the Pubco Board determines to pay its directors;

•
the fact that Binson Lau is both the Chairman of the IWAC Board and the Chief Executive Officer of Btab, and holds approximately 41.3% of the outstanding Btab equity;

•
the fact that John Chen is both a director of IWAC and indirectly holds approximately 0.91% of the Btab equity and is entitled to receive 20,000 Pubco Class A Shares upon the Closing;

•
the fact that Yueh Eric Seto is both a director of IWAC and holds approximately 0.42% of the Btab equity and is entitled to receive 20,000 Pubco Class A Shares upon the Closing; and

•
the fact that Donald Fell is a director of IWAC and will serve as a director of Pubco following the Closing. As such, in the future, Mr. Fell may receive any cash fees or equity awards that the Pubco Board determines to pay its directors;

•
the fact that the Current Sponsor, its affiliates and the Prior Sponsor have committed to loans to IWAC in the aggregate amount of approximately $4.96 million, which amount IWAC will be unable to repay to the Sponsor to the extent that the amount of such loans exceeds the amount of available proceeds not deposited in the Trust Account if a business combination is not completed.

Certain Other Benefits in the Business Combination
Deferred Underwriting Fees
$4,025,000 of the underwriting fee was deferred and conditioned upon completion of a business combination. The following table illustrates the effective deferred underwriting fee on a percentage basis for Public Shares in the no redemption and maximum redemption scenarios and is based on the following assumptions: (i) there are no other issuances of equity interests of IWAC or Btab, (ii) neither the Current Sponsor nor any of Btab’s current stockholders purchase IWAC Public Shares in the open market, and (iii) no IWAC warrants are exercised.
	Assuming No Redemptions Into Cash	Assuming Maximum Redemptions Into Cash
Unredeemed Public Shares trust proceeds to Pubco	$14,853,774	$—
Deferred underwriting cash fees	$4,025,000	$4,025,000
Effective deferred underwriting cash fees (as a percentage of cash left in Trust Account post redemptions)	27.1%	%
Below is a table summarizing the entities to which our officer and directors currently have fiduciary duties, contractual obligations or other material management relationships:
Individual	Entity	Entity’s Business	Affiliation
Matthew Malriat	—	—	—
Suren Ajjarapu	Semper Paratus Acquisition Corp	SPAC	CEO and Chairman
	PowerUp Acquisition Corp.	SPAC	CEO and Chairman
	Kernel Group Holdings, Inc.	SPAC	CEO and Chairman
	OceanTech Acquisitions I Corp.	SPAC	CEO and Chairman
	Trxade Health, Inc.	Health Services Information Technology	CEO and Chairman and Secretary
	Ocean Biomedical Inc.	Biopharmaceuticals	Director
Binson Lau	Btab Ecommerce Group, Inc.	Ecommerce	CEO and Chairman
John Zhong Chen	Western Iron Ore Pty Ltd	Iron Ore Exploration	Founder and CEO
	HealthRegen Pty Ltd	Biotechnology/	CEO

Individual	Entity	Entity’s Business	Affiliation
Pharmaceuticals
Yueh Eric Seto	Morley Chow Seto	Law Firm	Co-Founder
Donald Fell	Aspire Biopharma	SPAC	Director
	Trxade Health, Inc./Scienture Holdings, Inc.	Health Services Information Technology	Director
Michael Peterson	Ocean Biomedical Inc.	Biotechnology	Director
	Lafayette Energy Corp	Oil and Gas Exploration	Director
In evaluating the conflicts of interest referenced above, the IWAC Board concluded that the potentially disparate interests would be mitigated because (i) certain of these interests were disclosed in the prospectus for IWAC’s IPO and are disclosed in this joint proxy statement/information statement/prospectus, (ii) most of these disparate interests would exist with respect to a business combination by IWAC with any other target business or businesses, and (iii) the Current Sponsor will hold equity interests in Pubco with value that, after the Closing, will be based on the future performance of Pubco’s stock. After considering the foregoing, the IWAC Board concluded, in its business judgment, that the potential benefits to IWAC and its shareholders relating to the Business Combination outweighed the potentially negative factors and risks relating to the Business Combination.
Certain Unaudited Projected Financial Information
In connection with IWAC’s due diligence and consideration of the potential business combination with Btab, Btab’s management provided IWAC with certain financial forecasts, including income and balance sheet projections (the “financial projections”).
The financial projections should not be viewed as public guidance. The financial projections were not prepared with a view toward public disclosure, or complying with the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information, but, in the view of Btab’s management, were prepared on a reasonable basis, reflecting the best currently available estimates and judgments, and present, to the best knowledge and belief of Btab’s management, the expected course of action and revenues that Btab anticipates generating, assuming the assumptions incorporated in the financial projections are themselves realized. Btab’s management believes the assumptions included in the financial projections to be reasonable, based on currently available information and professional judgement and experience, which are inherently uncertain and difficult to predict and many of which are beyond Btab’s control. Btab’s management determined five years to be a reasonable period to forecast estimated revenues because Btab’s management believes that five years would be a reasonable period of time for Btab’s product and service offerings to be well-developed and integrated into the market and for Btab to have established brand recognition among customers, vendor and suppliers. The financial projections should not be viewed as public guidance and you are cautioned not to place undue reliance on the financial projections.
Btab’s management determined that a five-year period is a reasonable timeframe to forecast estimated revenues, as this period allows for the full development, scaling, and integration of its product and service offerings into the market. Over this period, Btab anticipates expanding its existing product supply business, monetizing its e-commerce platforms and technology services, and increasing reseller adoption across multiple regions. The financial projections reflect the transition from a freemium model to revenue generation through subscriptions, transaction fees, and value-added services. By the end of the five-year period, Btab expects its product supply business to be well-developed, with increased production capacity in its Australia-Owned Manufactured Furniture Segment and expanded distribution channels for wholesale and commercial clients. The Third-Party Produced Furniture and Home Goods Segment is expected to benefit from a broader supplier network, improved inventory management, and a growing reseller base. In the Hong Kong Food Products Imports and Exports Segment, Btab plans to optimize logistics for cross-border trade, expand wholesale partnerships, and increase demand from international customers.
In addition to product expansion, Btab expects its e-commerce and technology services to be fully integrated and monetized. The Btab Marketplaces are projected to transition from a freemium model to revenue-generating platforms through transaction fees, reseller subscriptions, and paid promotional tools. The company plans to introduce AI-driven advertising tools and paid marketing services to enhance reseller visibility and engagement. E-commerce management solutions, including storefront hosting, fulfillment automation, and digital commerce tools, will be scaled to support growing reseller demand. Additionally, Btab will deploy AI-driven analytics, blockchain-enabled supply chain tracking, and machine-learning-based customer insights to enhance operational efficiency and user experience.
As these product and service offerings mature, brand recognition among customers, vendors, and suppliers is expected to play a critical role in financial growth. Greater brand awareness will increase consumer trust, leading to higher reseller acquisition and retention rates. A well-established brand will also attract more small businesses and entrepreneurs seeking reliable product supply and integrated commerce solutions. Additionally, a stronger brand presence will position Btab as a preferred technology partner for manufacturers, wholesalers, and suppliers, allowing for better pricing, a more extensive product range, and exclusive partnerships. This will further improve Btab’s ability to provide competitive offerings in the market.
The company’s brand recognition will also enhance its competitive positioning, differentiating Btab from traditional wholesalers and standalone e-commerce platforms. Establishing itself as a trusted technology partner will help attract larger resellers and businesses looking for end-to-end commerce solutions. As a result, reseller loyalty is expected to grow, leading to sustained revenue through repeat transactions and increased adoption of Btab’s paid platform features. Stronger demand for these services will support higher monetization rates for Btab’s technology tools, contributing to the projected revenue increases.
Btab’s five-year financial projections are based on the assumption that its market presence will strengthen over time, leading to increased adoption, operational efficiencies, and revenue diversification. The company expects that, through the expansion of reseller engagement, supply chain optimization, and platform monetization, it will achieve significant growth while reinforcing its position as a leading provider of product supply and e-commerce technology solutions.
The financial projections are not included in this joint proxy statement/information statement/prospectus in order to induce any IWAC shareholders to vote in favor of any of the proposals at the Extraordinary General Meeting. The assumptions incorporated in the financial projections are not based on Btab’s historical financial performance, but rather on the projections and estimates of Btab’s management derived from management experience and industry information, including information applicable to established companies and related industries, which are not representative of Btab’s expected business upon consummation of the Business Combination and may not be representative of Btab’s future plans or performance. The financial projections were finalized by the Btab Management team on April 4, 2024, and shared with the Mentor Group shortly thereafter. The financial projections were developed in good faith by Btab’s management team based on their reasonable best estimates and taking into account the assumptions set forth below. Btab’s management team has experience in the e-commerce, technology, and distribution sectors. Specifically, Binson Lau, our Chief Executive Officer and Director, has over 10 years of experience with international manufacturers, retailers, and end-users in various industries. He possesses an in-depth knowledge in digital transformation and product integration, including but not limited to grocery, farming, electronics, sports, commercial, consumer, and home products. The projections drew on observed growth curves from similarly situated start-ups that successfully expanded across multiple revenue channels.
The inclusion of financial projections in this joint proxy statement/information statement/prospectus should not be regarded as an indication that the IWAC Board, or their respective affiliates, advisors or other representatives considered, or now considers, the financial projections necessarily to be predictive of actual future results or to support or fail to support your decision whether to vote for or against the proposed Business Combination. Neither IWAC, Btab nor any of their respective affiliates intends to, and, except to the extent required by applicable law, each of them expressly disclaims any obligation to, update, revise or correct the financial projections to reflect circumstances existing or arising after the date such financial projections were generated or to reflect the occurrence of future events, even if any or all of the assumptions underlying the financial projections are shown to be in error or any of the financial projections otherwise would not be realized. We and Pubco will not refer back to the financial projections in future periodic reports filed under the Exchange Act.

The financial projections are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. The financial projections also reflect numerous estimates and assumptions with respect to general business, economic, regulatory, market and financial conditions. Btab may revise and update these financial projections prior to the consummation of the business combination to reflect the most current available data, updated operating assumptions, and any material changes to its strategic plans or commercial pipeline. Any changes will impact Btab’s business, all of which are difficult to predict and many of which are beyond IWAC and Btab’s control. Neither IWAC’s management, Btab’s management, nor any of their respective representatives has made or makes any representations to any person regarding the ultimate performance of Btab relative to the financial projections. The financial projections are forward looking statements that are inherently subject to significant uncertainties and contingencies, many of which are beyond Btab’s control. The various risks and uncertainties include those set forth in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Btab” and “Cautionary Statement Regarding Forward-Looking Statements” sections of this joint proxy statement/information statement/prospectus, respectively, and risks and uncertainties inherent in the assumptions further described below.
The financial projections are inherently subjective due to various factors, including market conditions, business execution, competitive landscape, and macroeconomic influences. Several assumptions were made in formulating these projections, and the IWAC Board recognized that certain underlying assumptions may not fully materialize, potentially leading to actual results that differ significantly from estimates.
The projections reflect management’s current expectations and incorporate various assumptions related to platform adoption, monetization strategy, and geographic expansion. For example, gross merchandise value (GMV) per reseller was informed by internal benchmarks and public comps from other ecommerce platforms. The expected monetization of freemium tools in 2025 is tied to planned adoption rates, pricing tiers, and the launch schedule of paid services. Reseller onboarding projections are based on prior observed ramp-up periods and planned regional platform rollouts.
Where specific assumptions could not be directly mapped to individual line items, they reflect qualitative inputs based on management’s experience and judgment. These include assumptions related to reseller behavior, the pace of SaaS tool uptake, and execution timelines. These qualitative drivers materially influenced the projections, even though they are not sensitivity-tested or isolated as numerical inputs in the model.
One of the primary subjective aspects of the projections is the rate of reseller adoption and engagement. Btab’s growth model assumes a steady increase in resellers utilizing its platforms, driven by the company’s supply chain capabilities, e-commerce solutions, and technology-driven efficiencies. However, the pace at which resellers adopt Btab’s offerings may be impacted by competition from alternative platforms, shifting market trends, or unforeseen operational challenges. If reseller acquisition is slower than anticipated, projected revenue growth may not materialize as expected.
Another key assumption is the successful monetization of Btab’s technology platforms. While Btab currently operates a freemium model, the financial projections assume that paid features — including online marketing tools, premium storefront services, and AI-driven advertising — will drive significant revenue starting in 2025. The IWAC Board considered the possibility that reseller demand for these paid services may develop at a slower-than-expected rate, delaying the company’s transition from a freemium model to a revenue-generating model.
Additionally, the projections assume continued expansion of product supply and distribution across multiple geographic regions. The model incorporates plans for increasing furniture manufacturing capacity in Australia, expanding wholesale and retail distribution, and scaling food product imports and exports in Hong Kong. These assumptions are subject to external risks such as supply chain disruptions, fluctuating raw material costs, and regulatory changes. If unforeseen market conditions or operational constraints hinder these expansion efforts, the projected revenue growth may not be fully realized.
Economic conditions and external macroeconomic factors also contribute to the subjectivity of the projections. The model assumes stable or improving economic conditions, with increasing demand for Btab’s product offerings and digital services. However, potential headwinds such as inflation, interest rate fluctuations, global supply chain disruptions, and shifts in consumer spending behavior could impact business performance and delay growth.

Furthermore, the assumption of sustained gross merchandise value (GMV) per reseller is another key consideration. The projections estimate a conservative GMV per reseller, reflecting industry benchmarks and historical data. However, if actual reseller sales volumes are lower than anticipated due to competition, changing consumer trends, or platform adoption challenges, revenue projections could be negatively affected.
The IWAC Board also considered execution risks, including Btab’s ability to scale its logistics and fulfillment operations efficiently. As reseller participation grows, fulfillment services, warehousing, and last-mile delivery capabilities must scale accordingly. Any delays in expanding logistics infrastructure or inefficiencies in fulfillment operations could impact projected revenue targets and profitability. Given these uncertainties, the IWAC Board recognized that some of the underlying assumptions may not fully materialize, and as a result, actual financial outcomes may differ significantly from the projections. This acknowledgment was a key factor in evaluating the potential risks associated with the Business Combination.
There can be no assurance that the projected results will be realized or that actual results will not be significantly lower than projected. Neither Kreit & Chiu CPA LLP, Btab’s independent registered public accounting firm, nor BDO USA. P.C., IWAC’s and Pubco’s independent registered accounting firm or any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections included below, nor have they expressed any opinion or any other form of assurance on such information or their achievability. Nonetheless, the financial projections described below are included in this proxy statement/prospectus because they were made available to IWAC and the IWAC Board in connection with their review of the Business Combination Agreement and related transactions. The financial projections were provided to IWAC only for use as a component in its overall evaluation of Btab and should not be viewed as public guidance. Furthermore, the financial projections do not take into account any circumstances or events occurring after the date on which the financial projections were reviewed by IWAC’s management. Since the financial projections cover multiple years, such information by its nature becomes less reliable with each successive year.
Btab believes the assumptions built into the financial projections were reasonable at the time the financial projections were prepared, given the information Btab had at that time and its business strategy at such time. However, there are important factors that may affect actual results and cause the results reflected in the financial projections not to be achieved include, among other things, risks and uncertainties relating to Btab’s business, industry performance, and general business and economic conditions, including the ongoing impacts of the COVID-19 pandemic and political and macroeconomic factors. The financial projections also reflect assumptions as to certain business decisions and strategy that are subject to change.
In addition, the below financial projections were prepared and provided prior to the announcement of the Business Combination, treating Btab on a standalone basis, without giving effect to, and as if Btab never contemplated, the Business Combination, including the impact of negotiating or executing the transactions, the expenses that may be incurred in connection with consummating the transactions, the effect of any business or strategic decision or action that has been or will be taken as a result of the Business Combination Agreement being executed, or the effect of any business or strategic decisions or actions that would likely have been taken if the Business Combination Agreement had not been executed but which were instead altered, accelerated, postponed or not taken in anticipation of the transactions.
EXCEPT TO THE EXTENT REQUIRED BY APPLICABLE FEDERAL SECURITIES LAWS, BY INCLUDING IN THIS PROXY STATEMENT/PROSPECTUS A SUMMARY OF THE FINANCIAL PROJECTIONS FOR BTAB, NEITHER BTAB NOR IWAC UNDERTAKES ANY OBLIGATION AND EXPRESSLY DISCLAIMS ANY RESPONSIBILITY TO UPDATE OR REVISE, OR PUBLICLY DISCLOSE ANY UPDATE OR REVISION TO, THESE FINANCIAL PROJECTIONS TO REFLECT CIRCUMSTANCES OR EVENTS, INCLUDING UNANTICIPATED EVENTS, THAT MAY HAVE OCCURRED OR THAT MAY OCCUR AFTER THE PREPARATION OF THESE FINANCIAL PROJECTIONS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING THE FINANCIAL PROJECTIONS ARE SHOWN TO BE IN ERROR OR CHANGE.
THE PROJECTIONS DO NOT NECESSARILY REPRESENT THE CURRENT VIEW OF THE BUSINESS BY BTAB’S MANAGEMENT AND SHOULD NOT BE VIEWED AS AN INDICATOR OF PUBCO’S FUTURE PERFORMANCE. THE PROJECTIONS DO NOT TAKE INTO ACCOUNT

ANY CIRCUMSTANCES OR EVENTS OCCURRING AFTER THE DATE THAT INFORMATION WAS PREPARED. READERS OF THIS PROXY STATEMENT/PROSPECTUS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THE PROJECTIONS SET FORTH BELOW. NONE OF BTAB, IWAC, PUBCO, NOR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, ADVISORS OR OTHER REPRESENTATIVES HAS MADE OR MAKES ANY REPRESENTATION TO ANY BTAB SHAREHOLDER, IWAC SHAREHOLDER OR ANY OTHER PERSON REGARDING ULTIMATE PERFORMANCE COMPARED TO THE INFORMATION CONTAINED IN THE FINANCIAL PROJECTIONS OR THAT FINANCIAL AND OPERATING RESULTS WILL BE ACHIEVED.
The projections provided by Btab management were reviewed and considered by the IWAC Board in connection with its evaluation of the business combination. If updated projections are delivered prior to the consummation of the transaction, the IWAC Board does not intend to reconvene or vote again unless such updates are deemed material to its evaluation or the shareholders’ understanding of the transaction.
This approach reflects the Board’s judgment that forward-looking financial projections are inherently subject to change, and that routine or non-material adjustments are unlikely to impact the merits of the transaction or the structure of the business combination.
The projections also assume that the business combination will be completed within the expected timeframe. If the closing is delayed, the implementation of monetization strategies, reseller onboarding, and other revenue-generating activities may also be delayed. As such, any updates to the projections that reflect timing shifts are not necessarily indicative of changes in the underlying business assumptions.
The key elements of the financial projections provided by the management of Btab to IWAC are summarized in the table below.

Projected Profit & Loss Statement (USD)
	Preliminary	Projected Years
For the year ended	31-Dec-23	31-Dec-24	31-Dec-25	31-Dec-26	31-Dec-27	31-Dec-28
Revenue from:
Product Supply and Online Stores	9,126,627	15,439,500	51,314,868	187,864,155	348,928,733	645,807,168
Managed Listing and Advertising	—	—	229,466	1,259,888	2,172,724	3,446,486
Physical Showroom Display	—	—	146,588	183,236	274,853	329,824
Warehousing Fulfillment	—	—	356,083	1,084,662	1,931,537	3,476,359
Total Revenue	9,126,627	15,439,500	52,047,005	190,391,940	353,307,847	653,059,837
Revenue Growth%		69%	232%	266%	86%	85%
Cost of Goods Sold
Product Supply	6,671,738	6,948,584	22,987,989	84,326,492	156,581,621	289,784,875
Direct Expenses
Online Stores	—	170,440	565,087	2,067,148	3,838,877	7,104,560
Managed Listing and Advertising	—	—	2,321	11,643	21,766	37,684
Physical Showroom Display	—	—	1,782,508	2,662,179	4,774,026	5,732,734
Warehousing Fulfillment	—	—	1,947,130	3,027,903	4,360,236	5,450,507
Total Direct Cost	—	170,440	4,297,045	7,768,872	12,994,905	18,325,486
Gross Profit	2,364,888	8,320,477	24,761,972	98,296,576	183,731,321	344,949,476
% of Revenue	25.91%	53.89%	47.58%	51.63%	52.00%	52.82%
Employee Cost	979,133	2,911,000	6,776,184	12,910,836	17,615,011	25,726,808
Marketing Expenses	276,879	169,835	1,301,175	5,711,758	14,132,314	27,755,043
Professional and Compliance Expenses	—	140,000	144,200	148,526	152,982	157,571
General & Administrative Expenses	215,842	50,000	51,500	53,045	54,636	56,275
Warehouse Expenses	—	1,066,800	1,379,376	1,616,812	2,104,592	2,682,313
Showroom & Office Expenses	—	1,136,800	1,338,176	1,722,902	2,661,883	3,290,087
Travelling	—	50,000	51,500	53,045	54,636	56,275
IT Maintenance Costs	—	25,000	25,750	26,523	27,318	28,138
Distribution Costs	—	38,599	130,118	475,980	883,270	1,632,650
Other Operating Expenses	461,792	50,000	51,500	53,045	54,636	56,275
Total Indirect Expenses	1,933,646	5,638,033	11,249,479	22,772,471	37,741,279	61,441,436
EBITDA	431,243	2,682,443	13,512,493	75,524,105	145,990,043	283,508,040
% of Revenue	4.73%	17.37%	25.96%	39.67%	41.32%	43.41%
Depreciation & Amortization	16,075	194,875	249,066	315,431	409,974	460,496
EBIT	415,168	2,487,568	13,263,426	75,208,674	145,580,069	283,047,544
% of Revenue	4.55%	16.11%	25.48%	39.50%	41.20%	43.34%
Interest Expense	309,621	—	—	—	—	—
EBT	105,547	2,487,568	13,263,426	75,208,674	145,580,069	283,047,544
% of Revenue	1.16%	16.11%	25.48%	39.50%	41.20%	43.34%
Tax Expense	—	522,389	2,785,320	15,793,822	30,571,814	59,439,984
NPAT	105,547	1,965,179	10,478,107	59,414,853	115,008,254	223,607,560
% of Revenue	1.16%	12.73%	20.13%	31.21%	32.55%	34.24%

Projected Balance Sheet
Statement of Financial Positions at Particulars	Preliminary	Projected Years
	31-Dec-23	31-Dec-24	31-Dec-25	31-Dec-26	31-Dec-27	31-Dec-28
Current Assets
Cash & Cash Equivalents	318,281	3,952,203	13,613,247	75,451,606	192,745,279	422,841,109
Trade & Other Receivables	2,392,872	846,000	2,851,891	10,432,435	19,359,334	35,784,101
Inventories	2,009,300	856,675	2,834,136	10,396,417	19,304,583	35,726,902
Lease Deposit	—	280,000	340,000	400,000	540,000	660,000
Other Assets	4,407,306	3,966,575.65	3,569,918.08	3,212,926.27	2,891,633.65	2,602,470.28
Total Current Assets	9,127,759	9,901,454	23,209,192	99,893,385	234,840,830	497,614,582
Non-Current Assets
Property, Plant & Equipment	230,534	473,625	600,259	821,338	1,097,347	1,297,542
Furniture and fittings	8,377	—	—	—	—	—
Intangible Assets	591,314	204,000	343,400	461,890	562,607	648,216
M&A	—	—	—	—	—	—
Other Non-Current Assets	96,464	91,641.22	87,059.16	82,706.20	78,570.89	74,642.35
Total Non-Current Assets	809,676	769,266	1,030,718	1,365,934	1,738,525	2,020,400
Expenses to the extent not written off
Total Assets	63,35,720	10,670,720	24,239,909	101,259,318	236,579,355	499,634,982
Current Liabilities
Trade & Other Payables	11,60,879	571,116	1,889,424	6,930,945	12,869,722	23,817,935
Income Tax provisions		522,389	2,785,320	15,793,822	30,571,814	59,439,984
Other Liabilities	5,862,857	1,756,325.25	1,650,945.74	1,551,888.99	1,458,775.65	1,371,249.11
Tax Liability	0	—	—	—	—	—
Total Current Liabilities	70,23,736	2,849,831	6,325,689	24,276,655	44,900,312	84,629,168
Non-Current Liabilities
Long term Borrowings	4,250,452	3,825,406.94	3,442,866.24	3,098,579.62	2,788,721.66	2,509,849.49
Other Non-Current Liabilities	47,050	44,697.61	42,462.73	40,339.59	38,322.61	36,406.48
Total Non-Current Liabilities	4,297,502	3,870,105	3,485,329	3,138,919	2,827,044	2,546,256
Total Liabilities	8,068,843	6,719,936	9,811,018	27,415,574	47,727,357	87,175,424
Net Assets / Liabilities	1,958,606	3,950,784	14,428,891	73,843,744	188,851,998	412,459,558
Equity
Net Loss	169,939	1,965,179	10,478,107	59,414,853	115,008,254	223,607,560
Contributed Equity	3,327,614	3,340,018	3,340,018	3,340,018	3,340,018	3,340,018
(Accumulated Deficit) Retained Earning	(1,663,457)	(1,354,413)	610,766	11,088,873	70,503,726	185,511,980
Dividend	(110,000)		—	—	—	—
Equity withdrawal	(13,951)	—	—	—	—	—
Equity Injection	26,355	—	—	—	—	—
Other Reserves	249,105	—	—	—	—	—
Total Equity	1,985,606	3,950,784	14,428,891	73,843,744	188,851,998	412,459,558

The financial projections are subjective in many respects. As a result, there can be no assurance that the financial projections will be realized or that actual results will not be significantly lower than estimated. The IWAC Board considered, and recognized as part of its review and evaluation, the possibility that some of the assumptions underlying the projections would not materialize. Since the financial projections cover multiple years, that information by its nature becomes less predictive with each successive year. Neither Btab’s management nor Btab representatives has made or makes any representations to any person regarding the ultimate performance of Btab relative to the financial projections. The financial projections are not fact nor a guarantee of actual future performance. The future financial results of Btab may differ materially from those expressed in the financial projections due to factors beyond Btab ability to control or predict.
Btab’s financial projections are based on a combination of historical performance, business expansion plans, and market-driven assumptions. In preparing the projections, Btab’s management relied on its operational experience in ecommerce product supply, logistics, and reseller enablement across Southeast Asia and Australia. The team also evaluated adoption patterns observed in comparable business models and digital marketplaces. Additionally, Btab used publicly available data from established ecommerce companies such as Amazon, Shopify, Alibaba, Temple & Webster, Wayfair, and Global-e Online to inform assumptions around user monetization, fulfillment margin structures, and technology scaling. These companies were not selected as direct peers but served as illustrative reference points for understanding functional strategies and industry direction.
1.
Basis for Financial Projections:   Btab’s financial projections are informed by historical trends in furniture, home goods, food product supply, and e-commerce businesses. These projections provide insights into existing distribution models enhanced by technology and demonstrate how technology-driven efficiencies can enhance sales, fulfillment, and inventory management. The company’s technology infrastructure is designed to scale, enabling increased reseller participation and expansion across online and offline markets. Industry benchmarks from established players in digital commerce, logistics, and reseller marketplaces serve as references to inform adoption rates and monetization strategies. Additionally, Btab expects to leverage operational efficiencies driven by e-commerce and automation to reduce costs and improve reseller engagement.

While Btab’s e-commerce platforms and technology services do not currently generate direct revenue, they are integral to supporting the growth of Btab’s product supply business. The projected revenue increases incorporate a gradual transition from a freemium model to a revenue-generating model for digital services.
2.
Key Assumptions Underlying Revenue Growth:   Btab projects an increase in revenues over the five years period based on several key assumptions related to reseller adoption, technology monetization, and Gross Merchandise Value (GMV) per seller. One of the primary drivers of revenue growth is the expansion of reseller adoption and product distribution. Btab expects to increase reseller participation through an improved fulfillment network, automated sales tools, and AI-driven logistics. The adoption of online platforms by new and existing resellers is projected to expand market reach and transaction volume.

Additionally, Btab plans to monetize its technology platforms and services beginning in 2025. The introduction of paid subscription models for online marketing tools, reseller promotions, and managed listings is expected to contribute to revenue growth. These adoption rates are estimated based on industry trends in SaaS-based services.
Furthermore, the company’s projected Gross Merchandise Value (GMV) per reseller and online merchant participation is based on conservative estimates. Btab has set cautious revenue assumptions per seller, ensuring that its projections remain realistic and sustainable.
Btab’s projected revenue growth for product supply and online stores from approximately $9.1 million in 2023 to $646 million in 2028 is based on several key operational and strategic assumptions. These include:
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A multi-year expansion of Btab’s reseller network across the Asia-Pacific region;

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The phased monetization of its existing freemium user base beginning in 2025, through the introduction of subscription services, premium listing upgrades, and integrated SaaS solutions;

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The development of additional revenue streams, including AI-driven marketing tools and end-to-end warehousing and logistics services targeted at wholesale buyers.

The significant year-over-year increases anticipated in 2025 and 2026 reflect the launch and initial scale-up of these monetization initiatives, alongside increased seller activity and fulfillment capacity. Beginning in 2027, the financial model assumes a transition to a steady-state growth phase, with revenues driven primarily by continued expansion in reseller volume and an increase in gross merchandise value (GMV) per reseller, rather than new service offerings.
3.
Industry Comparisons & Market Size Considerations:   Btab’s business model incorporates certain functional elements that are directionally similar to those used by established e-commerce platforms such as Amazon, Shopify, Alibaba, Temple & Webster, Wayfair, and Global-e Online, particularly in areas such as e-commerce enablement, third-party reseller infrastructure, product sourcing, and technology integration. These comparisons are included solely to help contextualize the types of services and structural features Btab seeks to integrate into its platform as it grows. However, Btab is a much earlier-stage company with a significantly smaller scale, financial resources, and market penetration than the aforementioned companies. These companies are far more mature, diversified, and globally scaled, and operate with materially greater technological and logistical capabilities. The inclusion of such companies is not intended to imply that Btab is currently comparable to them in terms of financial condition, market capitalization, revenue generation, profitability, or operational maturity. Rather, these references are provided to illustrate the broader industry frameworks and business models that Btab draws inspiration from as it seeks to establish a differentiated presence in the Asia-Pacific reseller market. Btab’s differentiation lies in its integrated approach: combining product supply, proprietary e-commerce infrastructure, and reseller enablement tools within a single ecosystem. This adaptive model is designed to empower small and mid-sized resellers in emerging Asia-Pacific markets. The company’s strategic focus aligns with macro industry trends in categories such as homewares, furniture, food, consumer packaged goods, and beauty and personal care, where digital enablement of traditional resellers remains relatively underdeveloped.

Btab’s financial projections assume a gradual and controlled approach to market penetration, focusing on sustainable reseller adoption and technological integration. The company will leverage its existing supply chain, e-commerce platforms, and reseller network to expand within these industries.
We encourage you to review the financial statements of Btab included elsewhere in this proxy statement/prospectus, as well as the financial information in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” in this proxy statement/prospectus and to not rely on any single financial measure.
Opinion of the Mentor Group
The Mentor Group Inc. (“The Mentor Group”) was retained by IWAC to act as its financial advisor in connection with the proposed Business Combination on or around February 10, 2024. IWAC selected The Mentor Group to act as its financial advisor based on The Mentor Group’s qualifications, expertise and reputation, its knowledge of and involvement in recent transactions in IWAC’s industry and its knowledge of the business and affairs of IWAC. On May 29, 2024, The Mentor Group rendered its oral opinion, which was subsequently confirmed in writing, to the IWAC Board to the effect that, as of that date and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by The Mentor Group as set forth in its written opinion, the $250,000,000 equity value of Btab pursuant to the Business Combination Agreement, which was provided by IWAC management, was fair from a financial point of view to the public shareholders of IWAC.
The Mentor Group based its analysis on the premise of a willing buyer, willing seller transacting for one hundred percent of the equity of Btab, both buyer and seller having reasonable knowledge of relevant facts. The Mentor Group did not recommend the equity value of $250,000,000 to any of the parties to the proposed transaction.

In arriving at its opinion, The Mentor Group:
•
Reviewed certain publicly available financial statements and other business and financial information of IWAC and Btab, respectively;

•
Reviewed the above-referenced financial projections relating to income and balance sheet projections for 2024 – 2028 prepared by the management of Btab;

•
Discussed the past and current operations and financial condition and the prospects of Btab with senior executives of IWAC;

•
Reviewed the pro forma impact of the Business Combination on IWAC’s cash flow, consolidated capitalization and certain financial ratios;

•
Reviewed the reported prices and trading activity for IWAC’s ordinary shares;

•
Reviewed the financial terms, to the extent publicly available, of certain comparable transactions;

•
Reviewed the Letter of Intent, the Business Combination Agreement, and certain related documents; and

•
Performed such other analyses, reviewed such other information and considered such other factors as The Mentor Group deemed appropriate, including:

(i)
reviewing the Btab Ecommerce Group, Inc. Annual report for the period ending December 31, 2023,

(ii)
performing a discounted cash flow analysis (“DCF”) utilizing the financial projections and an industry-derived discount rate,

(iii)
performing regression analyses on certain financial performance measures for ten industry companies comparable to Btab to determine the strength of the relationships between the financial performance measures and the equity value of the comparable companies; and,

(iv)
applying multiples of certain financial performance measures from the industry comparable companies to the same financial performance measures of Btab to determine an implied value of equity for each of the selected multiples over a five-year forecast period.

We have relied upon and assumed, without independent verification, the accuracy and completeness of all data that was publicly available or supplied or otherwise made available to The Mentor Group by IWAC and formed a substantial basis for its opinion. With respect to Btab’s financial projections, Mentor assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Btab of the future financial performance of Btab.
In addition, The Mentor Group assumed that the business combination will be consummated in accordance with the terms set forth in the Business Combination Agreement without any waiver, amendment or delay of any terms or conditions. The Mentor Group assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed business combination, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed business combination. The Mentor Group noted that it is not a legal, tax or regulatory advisor. The Mentor Group is a financial advisor only and relied upon, without independent verification, the assessment of Integrated Wellness and its legal, tax, and regulatory advisors with respect to legal, tax or regulatory matters. The Mentor Group did not make any independent valuation or appraisal of the assets or liabilities of Btab and was not furnished with any such valuations or appraisals. The Mentor Group’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to The Mentor Group as of, February 10, 2024. Events occurring after such date may affect The Mentor Group’s opinion and the assumptions used in preparing it, and The Mentor Group did not assume any obligation to update, revise or reaffirm its opinion.
Summary of Financial Analyses
The following is a summary of the material financial analyses performed by The Mentor Group in connection with its oral opinion and the preparation of its written opinion to the IWAC Board. The following summary is not a complete description of The Mentor Group’s opinion, or the financial analyses performed and factors considered by The Mentor Group in connection with its opinion, nor does the order of analyses described represent the relative importance or weight given to those analyses. Unless stated otherwise, the following quantitative information, to the extent that it is based on market data, is based on market data as of February 10, 2024, and is not necessarily indicative of current market conditions. In performing its financial analyses summarized below and in arriving at its opinion, with the consent of the IWAC Board, The Mentor Group used and relied upon the financial projections provided by Btab management on or around April 04, 2024, and described herein in the section entitled “Certain Unaudited Projected Financial Information”. Some of the financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses used by The Mentor Group, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. The analyses listed in the tables and described below must be considered as a whole. Assessing any portion of such analyses and of the factors reviewed, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying The Mentor Group’s opinion.
Comparable Company Analysis
The Mentor Group performed a comparable company analysis, which attempts to provide an implied value of a company by comparing it to similar companies that are publicly traded. The Mentor Group reviewed and compared, using publicly available information, certain historical, current, and prospective information for Btab with corresponding historical, current, and prospective financial information, ratios and public market multiples for publicly traded companies in the online automated commerce platforms that shared certain similar business and operating characteristics to Btab.
These companies were chosen based on The Mentor Group’s knowledge of the industry. Although none of such companies are identical or directly comparable to Btab, these companies are publicly traded companies with operations and/or other criteria, such as lines of business, markets, business risks, growth prospects, maturity of business and size and scale of business, that for purposes of its analysis The Mentor Group considered similar to Btab. The Mentor Group identified and analyzed a set of publicly traded companies that were deemed comparable to Btab based on similar lines of business, operating characteristics, and market participation. These comparable companies were selected using industry data, financial metrics, and publicly available sources, including Yahoo! Finance and Capital IQ. The selection process considered the following criteria:
•
Lines of Business:   Companies primarily engaged in e-commerce, online retail platforms, or marketplace business models.

•
Markets:   Operations serving both domestic and international customer bases through digital or web-based platforms.

•
Growth Prospects and Business Maturity:   Companies with emerging or growth-stage profiles, similar to Btab, with high revenue growth potential or recent expansion in offerings or markets.

•
Size and Scale:   Comparable in terms of revenue scale, enterprise value, and employee base where available.

•
Business Risks:   Exposure to platform development, online customer acquisition, digital marketing spend, and competition from global online retailers.

The historical, current, and prospective financial metrics and market multiples for these companies are presented in the following schedules:
•
Schedule 5 (GPC TEV Multiples):   Presents guideline public company enterprise value (EV) to revenue and EBITDA multiples over multiple time horizons (TTM, Forward 1-Year), along with each company's total enterprise value, revenue base, and margin profile.

•
Schedule 6 (GPC FSA):   Provides financial statement analysis, including income statement components such as gross profit, EBITDA, operating income, and net income, along with margin calculations.

•
Schedule 7 (GPC Growth):   Summarizes key growth rates (historical and projected) in revenue and profitability for the guideline companies.

•
Schedule 8 (Consensus Multiples):   Details public market expectations (analyst consensus) regarding forward revenue and earnings multiples, as well as growth forecasts.

•
Schedule 9 (GPC TEV Conclusion):   Shows Mentor’s selected multiple ranges (high, low, and selected) derived from the above analysis and used to estimate Btab’s business enterprise value (BEV).

Each company’s financial data and valuation multiples were reviewed in the context of their relevance to Btab’s operating profile. Although The Mentor Group utilized its industry knowledge in this process, the final set of guideline companies was selected based on objective quantitative and qualitative criteria outlined above and reflected in the referenced schedules.
The companies included in the comparable companies analysis were:
•
MercadoLibre, Inc.

•
Coupang, Inc.

•
Jumia Technologies AG

•
Etsy, Inc.

•
Revolve Group, Inc.

•
Chewy, Inc.

•
PDD Holdings Inc.

•
Wayfair Inc.

•
Global-E Online Ltd.

•
Beyond, Inc.

For purposes of this analysis, The Mentor Group analyzed the ratio of enterprise value, which The Mentor Group Enterprise defined as fully-diluted market capitalization plus total debt, plus non-controlling interest, less cash and cash equivalents, less short-term investments, minus net non-operating assets to estimated revenue, EBITDA (earnings before interest, taxes, depreciation, amortization and certain other non-recurring items), and EBIT (earnings before interest, taxes, and certain other non-recurring items) for calendar years 2024 through 2028, of Btab and each of these comparable companies based on publicly available financial information for comparison purposes.
Based on its analysis of the relevant metrics for each of the comparable companies and upon the application of its professional judgment and experience, The Mentor Group selected representative ranges of revenue and EBITDA and applied these ranges of multiples to the estimated relevant metric for Btab based on the financial projections.

The Mentor Group calculated the estimated implied equity value of Btab’s total equity as of February 10, 2024 as follows:
Comparable Company Multiples
Calendar Year Financial Metric	Selected Forward Multiple Range	Implied Value of Btab Total Equity ($000)
EV / 2024 Revenue	0.40 x – 0.90 x	$5,476.3 – $12,321.6
EV / 2025 Revenue	0.30 x – 0.80 x	10,726.6 – 28,604.2
EV / 2026 Revenue	0.30 x – 0.80 x	29,953.2 – 79,875.2
EV / 2027 Revenue	0.50 x – 1.80 x	70,717.3 – 254,582.1
EV / 2028 Revenue	0.50 x – 1.10 x	99,782.4 – 219,521.2
EV / 2024 EBITDA	10.60 x – 17.60 x	$25,213.1 – $41,863.3
EV / 2025 EBITDA	8.20 x – 13.10 x	76,119.2 – 121,605.0
EV / 2026 EBITDA	6.20 x – 9.90 x	245,556.1 – 392,097.6
EV / 2027 EBITDA	6.00 x – 9.30 x	350,652.2 – 543,510.9
EV / 2028 EBITDA	4.90 x – 7.60 x	424,514.3 – 658,430.3
No company utilized in the comparable company analysis is identical to Btab. In evaluating comparable companies, The Mentor Group made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Btab. These include, among other things, comparable company (i.e., overall industry) growth and profitability, the impact of competition both within the industry and from outside the industry (e.g. competition from increased in-store purchasing replacing online purchasing) on the businesses of Btab and the industry generally, and the absence of any adverse material change in the financial condition and prospects of Btab or the industry, or in the financial markets in general including currency and interest rate stability across global markets. Mathematical analysis (such as determining the mean or median) is not in itself a meaningful method of using comparable company data.
Discounted Cash Flow Analysis
The Mentor Group performed a discounted cash flow analysis, which is designed to provide an implied value of a company by calculating estimated future cash flows and terminal value of that company.
The Mentor Group calculated a range of implied enterprise values of Btab based on estimates of future cash flows provided by Btab management for fiscal years 2024 through 2028, as described herein in the section entitled “Certain Unaudited Projected Financial Information”. The Mentor Group first calculated the estimated unlevered free cash flows (calculated as tax-affected earnings before interest and taxes, plus depreciation and amortization, less capital expenditures, and adjusted for changes in working capital). The Mentor Group then calculated a range of terminal values for Btab as of February 10, 2024 by applying two perpetual growth rates of 3.0% and 5.0% based on the 4.8% average rate of inflation in Australia for the years 1960 – 2022. The unlevered free cash flows from fiscal years 2024 through 2028 and the terminal value were then discounted to present values using a range of discount rates (which The Mentor Group derived based on Btab’s assumed weighted average cost of capital using its experience and professional judgment), to calculate an implied enterprise value for Btab.
Based on the above-described analysis, The Mentor Group derived the following range of implied equity values for Btab common stock as of February 10, 2024:
Discounted Cash Flow Analysis	Implied Value of Btab Total Equity ($000)
Terminal Value Growth Rate 3.0%, Discount Rate 29%	$459,676.2
Terminal Value Growth Rate 3.0%, Discount Rate 31%		$412,491.7
Terminal Value Growth Rate 5.0%, Discount Rate 29%	490,220.9
Terminal Value Growth Rate 5.0%, Discount Rate 31%		437,355.1

General
In connection with the review of the business combination by the IWAC Board, The Mentor Group performed a variety of financial and comparative analyses for purposes of rendering its opinion including comparison of the financial growth and profitability margin forecasts of the selected industry comparable companies to the forecasts for Btab. The preparation of a financial opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, The Mentor Group considered the results of all of its analyses as a whole and attributed particular weights to several of the analyses or factors it considered. The Mentor Group considered only the application of industry multiples to Btab’s 2026 revenue and EBITDA. For the results of the DCF analysis, The Mentor Group selected terminal growth rates of three and five percent paired, respectively, with a discount rate of twenty-nine percent for each. Of the four results, The Mentor Group applied a forty percent weighting to the implied value resulting from application of the EBITDA multiple and an equal weighting of twenty percent to the remaining three selected implied equity values from the two approaches (DCF and market multiples). The Mentor Group believes that selecting any portion of its analyses, without considering all analyses as a whole, would create an incomplete view of the process underlying its analyses and opinion. In addition, The Mentor Group may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be The Mentor Group’s view of the actual value of Btab. In performing its analyses, The Mentor Group made numerous assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Btab. These include, among other things, the impact of competition on Btab’s business and the industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of Btab, or the industry, or in the financial markets in general. Any estimates contained in The Mentor Group’s analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates. The Mentor Group relied upon two of the three primary approaches to valuation in its analysis: the Income Approach and the Market Approach. For both approaches, The Mentor Group determined a range of value based on various factors. In applying the Income Approach, The Mentor Group performed a discounted cash flow analysis of the detailed forecast provided by Btab. The Mentor Group varied the terminal growth rate and the discount rate to determine a range of value under this approach. For the Market Approach, The Mentor Group utilized one method, the Guideline Public Company Method. For the Guideline Public Company Method, The Mentor Group selected ten public companies similar to Btab; in the same industry segment, but as public companies, much larger than Btab.
The Mentor Group relied primarily on a detailed forecast for the sale of products by Btab from four different revenue streams: a) product supply and online stores, b) managed listing and advertising, c) physical showroom display and d) warehousing fulfillment. This forecast was constructed on an annual basis from 2024 through 2028. The forecast provided details related to a) number of sellers and annual growth in sellers, b) products supplied by Btab and other firms to sellers, c) number of showrooms and space available for showing products, and d) number of warehouses including growth in total space available and space available for products. The revenue forecast was based on sales of both Btab and Btab reseller products. The detailed revenue analysis by implication incorporated such macro factors as the impact of current and future competition on revenue and “industry” growth in each of the forecast revenue streams.
Along with the detailed revenue forecast, a detailed expense forecast was also provided including details of expenses for each of the four revenue streams. The expense forecast by implication presumes Btab’s ability to provide the necessary resources to support growth in each of the four revenue streams. Any changes in consumer behavior and/or adverse material change in Btab’s financial condition could impact the forecasted revenue and expense profiles and thus the cash flow forecast for the four revenue streams and the company overall.
The Mentor Group conducted the analyses described above solely as part of its analysis of the fairness from a financial point of view of the total equity to be received by the holders of IWAC ordinary shares pursuant to the Business Combination Agreement and in connection with the delivery of its opinion, dated August 12, 2024, to the IWAC Board. These analyses do not purport to be appraisals or to reflect the prices at which shares of Pubco’s common stock might actually trade.

The consideration to be received by the holders of shares of Btab common stock pursuant to the Business Combination Agreement was determined through arm’s-length negotiations between Btab and IWAC. The Mentor Group did not provide advice to the IWAC Board during these negotiations and did not recommend any specific consideration to Integrated Wellness or the IWAC Board or that any specific consideration constituted the only appropriate consideration for the Mergers.
The Mentor Group’s opinion and its presentation to the IWAC Board was one of many factors taken into consideration by the IWAC Board in deciding to approve, adopt and authorize the Business Combination Agreement and the transactions contemplated thereby. Consequently, the analyses as described above should not be viewed as determinative of the opinion of the IWAC Board with respect to the consideration pursuant to the Business Combination Agreement.
The IWAC Board retained The Mentor Group based upon The Mentor Group’s qualifications, experience and expertise. The Mentor Group is a regional financial services firm engaged in investment banking and business valuation and appraisal.
Under the terms of its engagement letter, The Mentor Group provided the Btab board of directors with financial advisory services and a financial opinion, described in this section and attached to this proxy statement as Annex H, in connection with the Mergers, and IWAC has agreed to pay The Mentor Group a fee of $90,000 for its services. Integrated Wellness has also agreed to reimburse The Mentor Group for its reasonable out-of-pocket expenses.
Material U.S. Federal Income Tax Consequences of the Domestication and the Business Combination to IWAC Shareholders
The following description sets forth the material U.S. federal income tax consequences of the Domestication to the U.S. Holders (as defined below) of IWAC Ordinary Shares and the Business Combination following Domestication. It does not address U.S. federal income tax consequences of the Domestication or Business Combination on other IWAC securities. The following description addresses the U.S. federal income tax consequences to (i) U.S. Holders and Non-U.S. Holders (as defined below) of IWAC Ordinary Shares that elect to have their IWAC Ordinary Shares redeemed for cash if the Business Combination is completed, (ii) U.S. Holders that participate in the Business Combination, and (iii) Non-U.S. Holders of owning and disposing of Pubco common stock after the Domestication. For purpose of the following description relating to U.S. federal income tax consequences of the Domestication to the U.S. Holders of IWAC Ordinary Shares, the term “Company” refers to the Delaware corporation into which IWAC will be transferred by way of continuation in the Domestication and the combined company immediately following the Business Combination. The following description is the opinion of Ellenoff Grossman & Schole LLP. The information set forth in this section is based on the Code, its legislative history, final, temporary and proposed treasury regulations promulgated thereunder (“Treasury Regulations”), published rulings and court decisions, all as currently in effect. These authorities are subject to change or differing interpretations, possibly on a retroactive basis.
For purposes of this description, a “U.S. Holder” means a beneficial owner of IWAC Ordinary Shares that is for U.S. federal income tax purposes:
•
an individual citizen or resident of the United States;

•
a corporation (or other entity treated as a corporation) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia;

•
an estate whose income is includible in gross income for U.S. federal income tax purposes regardless of its source; or

•
a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

A “Non-U.S. Holder” means a beneficial owner of IWAC Ordinary Shares that, for U.S. federal income tax purposes, is not a U.S. Holder or a partnership or other entity classified as a partnership for U.S. federal income tax purposes.

This description does not address all aspects of U.S. federal income taxation that may be relevant to any particular holder based on such holder’s individual circumstances. In particular, this description considers only holders that hold IWAC Ordinary Shares as capital assets within the meaning of Section 1221 of the Code. This description does not address the alternative minimum tax, the Medicare tax on net investment income, or the U.S. federal income tax consequences to holders that are subject to special rules, including:
•
financial institutions or financial services entities;

•
broker-dealers;

•
persons that are subject to the mark-to-market accounting rules under Section 475 of the Code;

•
tax-exempt entities;

•
governments or agencies or instrumentalities thereof;

•
insurance companies;

•
regulated investment companies;

•
real estate investment trusts;

•
specified expatriates or former long-term residents of the United States;

•
persons that acquired IWAC Ordinary Shares pursuant to an exercise of employee options, in connection with employee incentive plans or otherwise as compensation;

•
persons that hold IWAC Ordinary Shares as part of a straddle, constructive sale, hedging, redemption or other integrated transaction;

•
persons whose functional currency is not the U.S. dollar;

•
controlled foreign corporations;

•
passive foreign investment companies;

•
partnerships (or other entities classified as partnership for U.S. federal income tax purposes) or partners in such partnerships or entities classified for U.S. federal income tax purposes as a “disregarded entity”;

•
persons required to accelerate the recognition of any item of gross income with respect to IWAC Ordinary Shares as a result of such income being recognized on an applicable financial statement;

•
persons who actually or constructively own 5 % or more of IWAC Ordinary Shares by vote or value (except as specifically provided below); or

•
the Sponsors or their affiliates.

This description does not address any tax laws other than the U.S. federal income tax law, such as gift or estate tax laws, state, local or non-U.S. tax laws or, except as described herein, any tax reporting obligations of a holder of IWAC Ordinary Shares. Additionally, this description does not address the tax treatment of partnerships or other pass-through entities or entities classified for U.S. federal income tax purposes as a “disregarded entity” or persons who hold IWAC Ordinary Shares through such entities. If a partnership (or other entity classified as a partnership or treated as a disregarded entity for U.S. federal income tax purposes) is the beneficial owner of IWAC Ordinary Shares, the U.S. federal income tax treatment of a partner in the partnership or owner of the disregarded entity will generally depend on the status of the partner or owner and the activities of the partnership or disregarded entity. This description also assumes that any distribution made (or deemed made) on IWAC Ordinary Shares and any consideration received (or deemed received) by a holder in consideration for the sale or other disposition of IWAC Ordinary Shares is made in U.S. dollars.
THE U.S. FEDERAL INCOME TAX TREATMENT OF THE BENEFICIAL OWNERS OF ORDINARY SHARES MAY BE AFFECTED BY MATTERS NOT DESCRIBED HEREIN AND DEPENDS IN SOME INSTANCES ON DETERMINATIONS OF FACT AND INTERPRETATIONS OF COMPLEX PROVISIONS OF U.S. FEDERAL INCOME TAX LAW FOR WHICH NO CLEAR PRECEDENT OR AUTHORITY MAY BE AVAILABLE. IWAC URGES BENEFICIAL OWNERS OF

ORDINARY SHARES WHO CHOOSE TO EXERCISE THEIR CONVERSION RIGHTS OR WHO CHOOSE TO PARTICIPATE IN THE DOMESTICATION TO CONSULT THEIR TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES TO SUCH HOLDER OF THE DOMESTICATION AND OWNING AND DISPOSING OF ORDINARY SHARES AS A RESULT OF ITS PARTICULAR CIRCUMSTANCES, INCLUDING THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.
U.S. Holders
Tax Consequences of the Domestication to U.S. Holders of IWAC Ordinary Shares
It is the opinion of IWAC’s counsel, Ellenoff Grossman & Schole LLP, that the Domestication will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code for U.S. federal income tax purposes.
Consequently, based on counsel’s opinion that the Domestication will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, except as otherwise provided below in the section entitled “— PFIC Considerations,” and “— Effects of Section 367 to U.S. Holders of IWAC Ordinary Shares,” a U.S. Holder of IWAC Ordinary Shares will not recognize gain or loss upon the exchange of its IWAC Ordinary Shares solely for IWAC common stock pursuant to the Domestication. A U.S. Holder’s aggregate tax basis in the IWAC common stock received in connection with the Domestication will generally be the same as its aggregate tax basis in the IWAC Ordinary Shares surrendered in the transaction. In addition, the holding period of IWAC common stock received in the Domestication generally will include the holding period of IWAC Ordinary Shares surrendered in the Domestication.
Tax Consequences of the Business Combination to U.S. Holders of IWAC Common Stock after the Domestication
It is the opinion of IWAC’s counsel, Ellenoff Grossman & Schole LLP, that the Business Combination will qualify as an exchange described in Section 351 of the Code. If the exchange so qualifies, a U.S. Holder of IWAC common stock generally will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of shares for Pubco common stock. pursuant to the exchange. However, there can be no assurance that the U.S. Internal Revenue Service (the “IRS”) will not successfully challenge this position, and if so then the exchange of IWAC common stock for Pubco common stock will be a taxable exchange, and the tax consequences described herein will be materially different from those described below. The remainder of this discussion is based on counsel’s opinion that the Business Combination will qualify as an exchange described in Section 351 of the Code. In rendering this opinion, counsel may require and rely upon representations contained in letters and certificates to be received from IWAC and Btab. If the letters or certificates are incorrect, the conclusions reached in the tax opinion could be jeopardized. In addition, the opinion will be subject to certain qualifications and limitations as set forth therein. Based on counsel’s opinion that the Business Combination will qualify as an exchange described in Section 351 of the Code, a U.S. Holder that receives Pubco common stock in exchange for IWAC common stock in the Business Combination generally will not recognize any gain or loss on such exchange. In such case, the aggregate adjusted tax basis of the Pubco common stock received in the Business Combination by a U.S. Holder will be equal to the adjusted tax basis of the IWAC common stock exchange there for. The holding period of the Pubco common stock will include the holding period during which the IWAC common stock exchanged therefor were held by such U.S. Holder (which, as discussed above, will include the holding period of any IWAC Ordinary Shares surrendered in the Domestication).
The Receipt of Pubco Warrants in the Business Combination
The following description is the opinion of Ellenoff Grossman & Schole LLP. The appropriate U.S. federal income tax treatment of the Warrants is uncertain because it is unclear whether the Merger and the Business Combination qualifies as a Section 368(a) reorganization. If the Business Combination qualifies as a reorganization pursuant to Section 368(a) of the Code, a U.S. Holder of IWAC Warrants that are converted to Pubco Warrants generally should not recognize gain or loss. The aggregate tax basis of the Pubco Warrants received by such U.S. holder should be the same as the aggregate adjusted tax basis of IWAC

Warrants exchanged therefor. The holding period of the Pubco Warrants received by such U.S. Holder will include the period during which IWAC Warrants exchanged therefor were held by such U.S. Holder. To qualify as a reorganization under Section 368 of the Code, a transaction must satisfy certain requirements, including, among others, that the acquiring corporation continue, either directly or indirectly through certain controlled corporations, either a significant line of the acquired corporation’s historic business or use a significant portion of the acquired corporation’s historic business assets in a business, in each case, within the meaning of Treasury Regulations Section 1.368-1(d). Accordingly, Ellenoff Grossman & Schole LLP is unable to render an opinion as to whether the Business Combination qualifies as a reorganization pursuant to Section 368(a) of the Code.
If the Business Combination satisfies the requirements of an exchange pursuant to Section 351 of the Code, but not a reorganization under Section 368(a) of the Code, a U.S. Holder of IWAC Warrants would realize and recognize gain or loss in such exchange in an amount equal to the difference between the fair market value of Pubco Warrants received by such U.S. Holder in the Business Combination and the adjusted tax basis of IWAC Warrants surrendered by such U.S. Holder in the Business Combination. If such U.S. Holder surrenders both IWAC Ordinary Shares and IWAC Warrants in the Business Combination in exchange for both Pubco common stock and Pubco Warrants, such U.S. Holder of IWAC Ordinary Shares and IWAC Warrants will be required to recognize gain (but not loss) in an amount equal to the lesser of (i) the amount of gain realized by such U.S. Holder (generally, the excess of (x) the sum of the fair market value of the IWAC Ordinary Shares and IWAC Warrants over (y) such U.S. Holder’s aggregate adjusted tax basis in the IWAC Ordinary Shares and IWAC Warrants) and (ii) the fair market value of the Pubco Warrants received by such U.S. Holder in such exchange. As a result of such an exchange, such U.S. Holder will have a tax basis in the Pubco common stock equal to the tax basis in the IWAC Ordinary Shares and IWAC Warrants surrendered, plus any gain recognized in the exchange, less the fair market value of the Pubco Warrants received. In addition, such U.S. Holder’s tax basis in the Pubco Warrants will be fair market value determined on the date of the Business Combination. In addition, the holding period for the Pubco common stock will include the period during which the U.S. Holder held its IWAC Ordinary Shares, and the holding period for the Pubco Warrants will start on the day after the Business Combination.
In the event that the Business Combination does not qualify as a non-recognition transaction pursuant to Section 368 of the Code, generally, the Business Combination will be treated as a taxable sale or exchange of IWAC Warrants or IWAC Warrants and IWAC Ordinary Shares, as may be applicable to any particular U.S. Holder, by U.S. Holders in exchange for Pubco Warrants or Pubco Warrants and Pubco common stock, as may be applicable.
U.S. Holders of IWAC Warrants are urged to consult with their tax advisors regarding the treatment of their warrants in connection with the Business Combination.
PFIC Considerations
Even if the Domestication qualifies as a reorganization within the meaning of Section 368(a) of the Code, the Domestication may still be a taxable event to U.S. Holders of IWAC Ordinary Shares under the PFIC provisions of the Code, to the extent that Section 1291(f) of the Code applies, as described below.
Effect of PFIC Rules on the Domestication
Even if the Domestication qualifies as a reorganization for U.S. federal income tax purposes under Section 368(a) of the Code, Section 1291(f) of the Code requires that, to the extent provided in regulations, a U.S. person that disposes of stock of a PFIC must recognize gain notwithstanding any other provision of the Code. No final Treasury regulations are in effect under Section 1291(f). Proposed Treasury Regulations under Section 1291(f) were promulgated in 1992, with a retroactive effective date once they become finalized. If finalized in their present form, those regulations would require taxable gain recognition by a U.S. Holder with respect to its exchange of IWAC Ordinary Shares for IWAC common stock in the Domestication if IWAC were classified as a PFIC at any time during such U.S. Holder’s holding period in the IWAC Ordinary Shares. Any such gain would be treated as an “excess distribution” made in the year of the Domestication and subject to the special tax and interest charge rules described below under “Definition and General Taxation of a PFIC.” The proposed Treasury Regulations under Section 1291(f) would not apply to an Electing Shareholder (as defined below) with respect to its IWAC Ordinary Shares for which a timely QEF election, QEF election with a purging election, or MTM election is made, as each such election is described below.
Definition and General Taxation of a PFIC
A non-U.S. corporation will be a PFIC if either (a) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it owns or is considered to own at least 25% of the shares by value, is passive income (the “gross income test”) or (b) at least 50% of its assets in a taxable year, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it owns or is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income (the “asset test”). Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets. The determination of whether a foreign corporation is a PFIC is made annually.
Pursuant to a “start-up exception”, a corporation will not be a PFIC for the first taxable year the corporation has gross income if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. Taking into account all relevant facts and circumstances, however, there is a material risk that IWAC will not be eligible for the “start-up exception.” If IWAC is determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder of IWAC Ordinary Shares and the U.S. Holder did not make either (a) a timely “qualified election fund” (QEF) election for IWAC’s first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) IWAC Ordinary Shares, (b) a QEF election along with a “purging election,” or (c) a “mark-to-market” (MTM) election, all of which are described further below, such U.S. Holder generally will be subject to special rules with respect to any gain recognized by the U.S. Holder on the sale or other disposition of its IWAC Ordinary Shares and any “excess distribution” made to the U.S. Holder. Excess distributions are generally any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the IWAC Ordinary Shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for the IWAC Ordinary Shares.
Under these rules, the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the IWAC Ordinary Shares. The amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of IWAC’s first taxable year in which it qualified as a PFIC, will be taxed as ordinary income. The amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder. The interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the U.S. Holder.
In general, if IWAC is determined to be a PFIC, a U.S. Holder may avoid the tax consequences described above with respect to its IWAC Ordinary Shares by making a timely QEF election (or a QEF election along with a purging election), or an MTM election, all as described below.
Impact of PFIC Rules on Certain U.S. Holders
The impact of the PFIC rules on a U.S. Holder of IWAC Ordinary Shares will depend on whether the U.S. Holder has made a timely and effective election to treat IWAC as a QEF, under Section 1295 of the Code, for IWAC’s first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) IWAC Ordinary Shares, the U.S. Holder made a QEF election along with a “purging election,” or if the U.S. Holder made an MTM election, all as described below. A U.S. Holder of a PFIC that made either a timely and effective QEF election, a QEF election along with a purging election, or an MTM election is hereinafter referred to as an “Electing Shareholder.”
A U.S. Holder’s ability to make a QEF election with respect to its IWAC Ordinary Shares is contingent upon, among other things, the provision by IWAC of certain information that would enable the U.S. Holder to make and maintain a QEF election. IWAC will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the U.S. Holder to make and maintain a QEF election, but there can be no assurance that IWAC will timely provide such information that is required to make and maintain the QEF election.
As indicated above, if a U.S. Holder of IWAC Ordinary Shares has not made a timely and effective QEF election with respect to IWAC’s first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) IWAC Ordinary Shares, such U.S. Holder generally may nonetheless qualify as an Electing Shareholder by filing on a timely filed U.S. income tax return (including extensions) a QEF election and a purging election to recognize under the rules of Section 1291 of the Code any gain that it would otherwise recognize if the U.S. Holder sold its IWAC Ordinary Shares for their fair market value on the “qualification date.” The qualification date is the first day of IWAC’s tax year in which IWAC qualifies as a QEF with respect to such U.S. Holder. The purging election can only be made if such U.S. Holder held IWAC Ordinary Shares on the qualification date. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the U.S. Holder will increase the adjusted tax basis in its IWAC Ordinary Shares by the amount of the gain recognized and will also have a new holding period in the IWAC Ordinary Shares for purposes of the PFIC rules.
Alternatively, if a U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable shares, the U.S. Holder may make an MTM election with respect to such shares for such taxable year. If the U.S. Holder makes a valid MTM election for the first taxable year of the U.S. Holder in which the U.S. Holder holds (or is deemed to hold) IWAC Ordinary Shares and for which IWAC is determined to be a PFIC, such holder will not be subject to the PFIC rules described above in respect to its IWAC Ordinary Shares. Instead, the U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its IWAC Ordinary Shares at the end of its taxable year over the adjusted basis in its IWAC Ordinary Shares. The U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its IWAC Ordinary Shares over the fair market value of its IWAC Ordinary Shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. Holder’s basis in its IWAC Ordinary Shares will be adjusted to reflect any such income or loss amounts and any further gain recognized on a sale or other taxable disposition of the IWAC Ordinary Shares will be treated as ordinary income. The MTM election is available only for shares that are regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including NYSE, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. U.S. Holders should consult their own tax advisers regarding the availability and tax consequences of an MTM election in respect to IWAC Ordinary Shares under their particular circumstances.
The rules dealing with PFICs and with the timely QEF election, the QEF election with a purging election, and the MTM election are very complex and are affected by various factors in addition to those described above. Accordingly, a U.S. Holder of IWAC Ordinary Shares should consult its own tax advisor concerning the application of the PFIC rules to such securities under such holder’s particular circumstances.
Effects of Section 367 to U.S. Holders of IWAC Ordinary Shares
Section 367 of the Code applies to certain non-recognition transactions involving foreign corporations, including a domestication of a foreign corporation in a reorganization within the meaning of Section 368(a) of the Code. Section 367 of the Code imposes income tax on certain United States persons in connection with transactions that would otherwise be tax-free. Section 367(b) of the Code will generally apply to U.S. Holders of IWAC Ordinary Shares on the date of the Domestication.
A. U.S. Holders Whose IWAC Ordinary Shares Have a Fair Market Value of $50,000 or More and Who Own More Than 10% of the Voting Power or Value of IWAC
A U.S. Holder who, on the date of the Domestication beneficially owns (directly, indirectly or constructively) 10% or more of the total combined voting power or value of IWAC (a “10% U.S. Shareholder”) must include in income as a dividend the “all earnings and profits amount” (as defined in Treasury Regulation Section 1.367(b)-2(d)) attributable to the IWAC Ordinary Shares it directly owns. A U.S.

Holder’s ownership of Warrants will be taken into account in determining whether such U.S. Holder owns 10% or more of the total combined voting power or value of IWAC. Complex attribution rules apply in determining whether a U.S. Holder owns 10% or more of the total combined voting power or value of IWAC and all U.S. Holders are urged to consult their tax advisors with respect to these attribution rules.
A 10% U.S. Shareholder’s “all earnings and profits amount” with respect to its IWAC Ordinary Shares is the net positive earnings and profits of IWAC attributable to its shares (as determined under Treasury Regulation Section 1.367(b)-2) but without regard to any gain that would be realized on a sale or exchange of such shares.
B. U.S. Holders Whose IWAC Ordinary Shares Have a Fair Market Value of $50,000 or More But Who Own Less Than 10% of the Voting Power and Value of IWAC
A U.S. Holder who, on the date of the Domestication, beneficially owns (directly, indirectly or constructively) IWAC Ordinary Shares with a fair market value of $50,000 or more but owns less than 10% of the total combined voting power and value of IWAC will recognize gain (but not loss) with respect to the Domestication unless such U.S. Holder elects to recognize the “all earnings and profits” amount attributable to such holder as described below.
Unless such a U.S. Holder makes the “all earnings and profits” election as described below, such holder generally must recognize gain (but not loss) with respect to IWAC common stock received in the Domestication in an amount equal to the excess of the fair market value of IWAC common stock received over the U.S. Holder’s adjusted tax basis in the IWAC Ordinary Shares deemed surrendered in the Domestication.
As an alternative to recognizing any gain as described in the preceding paragraph, such a U.S. Holder may elect to include in income as a deemed dividend the “all earnings and profits amount” attributable to its IWAC Ordinary Shares under Section 367(b) of the Code. There are, however, strict conditions for making this election. This election must comply with applicable Treasury Regulations and generally must include, among other things:
(i)
a statement that the Domestication is a Section 367(b) exchange;

(ii)
a complete description of the Domestication;

(iii)
a description of any stock, securities or other consideration transferred or received in the Domestication;

(iv)
a statement describing the amounts required to be taken into account for U.S. federal income tax purposes;

(v)
a statement that the U.S. Holder is making the election and that includes (A) a copy of the information that the U.S. Holder received from IWAC establishing and substantiating the “all earnings and profits amount” with respect to the U.S. Holder’s IWAC Ordinary Shares, and (B) a representation that the U.S. Holder has notified IWAC that the U.S. Holder is making the election; and

(vi)
certain other information required to be furnished with the U.S. Holder’s tax return or otherwise furnished pursuant to the Code or the Treasury Regulations thereunder.

In addition, the election must be attached by an electing U.S. Holder to such holder’s timely filed U.S. federal income tax return for the taxable year in which the Domestication occurs, and the U.S. Holder must send notice of making the election to IWAC no later than the date such tax return is filed. In connection with this election, IWAC may in its discretion provide each U.S. Holder eligible to make such an election with information regarding IWAC’s earnings and profits upon request.
U.S. HOLDERS ARE STRONGLY URGED TO CONSULT A TAX ADVISOR REGARDING THE CONSEQUENCES OF MAKING AN ELECTION AND THE APPROPRIATE FILING REQUIREMENTS WITH RESPECT TO AN ELECTION.

C. U.S. Holders that Own IWAC Ordinary Shares with a Fair Market Value of Less Than $50,000
Based on the Treasury Regulations issued under Section 367(b) of the Code, it is the opinion of Ellenoff, Grossman & Schole LLP that a U.S. Holder who, on the date of the Domestication, beneficially owns (directly, indirectly, or constructively) IWAC Ordinary Shares with a fair market value less than $50,000 will not be required to recognize any gain or loss under Section 367 of the Code in connection with the Domestication and generally will not be required to include any part of the “all earnings and profits amount” in income.
All U.S. Holders of IWAC Ordinary Shares are urged to consult their tax advisors with respect to the effect of Section 367 of the Code to their particular circumstances.
Material U.S. Federal Income Tax Consequences to Redemption
Tax Consequences to U.S. Holders That Elect to Have Their IWAC Ordinary Shares Converted for Cash
This section makes references to holders of IWAC Ordinary Shares that elect to have their IWAC Ordinary Shares “converted” for cash. For purposes of this description, “conversion” refers to the process of requesting that a holder’s IWAC Ordinary Shares be redeemed for cash in accordance with the terms of the Existing Organizational Documents and with applicable Cayman Islands law.
This section is addressed to U.S. Holders of IWAC Ordinary Shares that elect to have their IWAC Ordinary Shares redeemed for cash and is subject in its entirety to the description of the “passive foreign investment company” or “PFIC” rules as discussed above under the section entitled “— Tax Consequences of the Domestication to U.S. Holders of IWAC Shares — U.S. Holders — PFIC Considerations.” For purposes of this description, a “Converting U.S. Holder” is a U.S. Holder that so converts its IWAC Ordinary Shares into cash.
Except as described in the following paragraph and as described in the PFIC rules above, a Converting U.S. Holder generally will recognize capital gain or loss equal to the difference between the amount of cash received on the conversion and such shareholder’s adjusted basis in the IWAC Ordinary Shares exchanged if the conversion completely terminates the Converting U.S. Holder’s interest in IWAC (taking into account certain constructive ownership rules). A U.S. Holder’s adjusted tax basis in its IWAC Ordinary Shares will generally be equal to the cost of such IWAC Ordinary Shares. A U.S. Holder who purchased IWAC Ordinary Shares in the IPO generally will have a tax basis in the IWAC Ordinary Shares that were part of the units equal to the portion of the purchase price of such units allocated to the IWAC Ordinary Shares (such allocation based on the relative fair market value of the IWAC Ordinary Shares and the Warrants at the time). This gain or loss will be long-term capital gain or loss if the holding period of such IWAC Ordinary Shares is more than one year at the time of the exchange. It is possible that because of the conversion rights associated with the IWAC Ordinary Shares, the holding period of such shares may not be considered to begin until the date of such conversion (and thus it is possible that long-term capital gain or loss treatment may not apply). The deductibility of capital losses is subject to limitations. Shareholders who hold different blocks of IWAC Ordinary Shares (generally, shares of IWAC purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.
Cash received upon conversion that does not completely terminate the Converting U.S. Holder’s interest will still give rise to capital gain or loss, if the conversion is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the conversion is substantially disproportionate or not essentially equivalent to a dividend with respect to a Converting U.S. Holder, that Converting U.S. Holder is deemed to own not only shares actually owned, but also, in some cases, shares such holder may acquire pursuant to options (including shares that may be acquired pursuant to the Warrants) and shares owned by certain family members, certain estates and trusts of which the Converting U.S. Holder is a beneficiary and certain corporations and partnerships.
Generally, the conversion will be “substantially disproportionate” with respect to the Converting U.S. Holder if (i) the Converting U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes that carry voting rights) of IWAC is reduced immediately after the conversion to less than 80% of the Converting U.S. Holder’s percentage interest (including constructive ownership) in such shares immediately before the conversion; (ii) the Converting U.S. Holder’s percentage ownership of the outstanding IWAC Ordinary Shares (both voting and nonvoting) immediately after the conversion is reduced to less than 80% of such percentage ownership (including constructive ownership) immediately before the conversion; and (iii) the Converting U.S. Holder owns (including constructive ownership), immediately after the conversion, less than 50% of the total combined voting power of all classes of shares of IWAC entitled to vote. Whether the conversion will be considered “not essentially equivalent to a dividend” with respect to a Converting U.S. Shareholder will depend upon the particular circumstances of that U.S. Holder. At a minimum, however, the conversion must result in a meaningful reduction in the Converting U.S. Holder’s actual or constructive percentage ownership of IWAC. If the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation, and taking into account the effect of Redemptions by other shareholders, its percentage ownership (including constructive ownership) is reduced as a result of the Redemption, such U.S. Holder would generally be regarded as having a meaningful reduction in its interest. For example, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. Holder should consult with its own tax advisors as to the tax consequences to it of any Redemption of its IWAC Ordinary Shares.
If none of the tests described above applies and subject to the PFIC rules described above, the consideration paid to the Converting U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of IWAC’s current or accumulated earnings and profits. Any distribution in excess of earnings and profits will reduce the Converting U.S. Holder’s basis in the IWAC Ordinary Shares (but not below zero) and any remaining excess will be treated as gain realized on the sale or other disposition of the IWAC Ordinary Shares. U.S. Holders of IWAC Ordinary Shares considering exercising their conversion rights should consult their own tax advisors as to whether the conversion will be treated as a sale or as a distribution under the Code.
Non-U.S. Holders
Tax Consequences for Non-U.S. Holders of Owning and Disposing of Pubco Common Stock
Distributions on Pubco Common Stock
Distributions of cash or property to a Non-U.S. Holder in respect of Pubco common stock received in the Domestication will constitute dividends for U.S. federal income tax purposes to the extent paid from Pubco’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. If a distribution exceeds Pubco’s current and accumulated earnings and profits, the excess will be treated first as a tax-free return of capital to the extent of the Non-U.S. Holder’s adjusted tax basis in Pubco common stock. Any remaining excess will be treated as capital gain and will be treated as described below under “—Gain on Disposition of Pubco common stock.”
Dividends paid to a Non-U.S. Holder of Pubco common stock generally will be subject to withholding of U.S. federal income tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. However, dividends that are effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment of the Non-U.S. Holder) are not subject to such withholding tax, provided certain certification and disclosure requirements are satisfied. Instead, such dividends are subject to United States federal income tax on a net income basis in the same manner as if the Non-U.S. Holder were a United States person as defined under the Code. Any such effectively connected dividends received by a foreign corporation may be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.
A Non-U.S. Holder of Pubco common stock who wishes to claim the benefit of an applicable treaty rate and avoid backup withholding, as described below, for dividends will be required (a) to complete the applicable IRS Form W-8 and certify under penalty of perjury that such holder is not a United States person as defined under the Code and is eligible for treaty benefits or (b) if Pubco common stock is held through certain foreign intermediaries, to satisfy the relevant certification requirements of applicable United States

Treasury regulations. Special certification and other requirements apply to certain Non-U.S. Holders that are pass-through entities rather than corporations or individuals.
A Non-U.S. Holder of Pubco common stock who is eligible for a reduced rate of U.S. withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by timely filing an appropriate claim or refund with the IRS. Non-U.S. Holders are urged to consult their own tax advisors regarding their entitlement to the benefits under any applicable income tax treaty.
Gain on Disposition of Pubco Common Stock
Subject to the description of backup withholding below, any gain realized by a Non-U.S. Holder on the taxable disposition of Pubco common stock generally will not be subject to U.S. federal income tax unless:
•
the gain is effectively connected with a trade or business of the Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment of the non-U.S. Holder);

•
the Non-U.S. Holder is an individual who is present in the United States for a period or periods aggregating 183 days or more in the taxable year of the disposition, and certain other conditions are met; or

•
Pubco is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five year period ending on the date of disposition or the Non-U.S. Holder’s holding period for such securities disposed of, and, generally, in the case where shares of Pubco common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or indirectly, more than 5% of such Shares, as applicable, at any time during the shorter of the five year period ending on the date of disposition or the Non-U.S. Holder’s holding period for the Shares disposed of. There can be no assurance that shares of Pubco common stock will be treated as regularly traded on an established securities market for this purpose.

An individual Non-U.S. Holder described in the first bullet point immediately above will be subject to tax on the net gain derived from the sale under regular graduated U.S. federal income tax rates. An individual Non-U.S. Holder described in the second bullet point immediately above will be subject to a flat 30% tax on the gain derived from the sale, which may be offset by United States source capital losses, even though the individual is not considered a resident of the United States, provided that the individual has timely filed U.S. federal income tax returns with respect to such losses. If a Non-U.S. Holder that is a foreign corporation falls under the first bullet point immediately above, it will be subject to tax on its net gain in the same manner as if it were a United States person as defined under the Code and, in addition, may be subject to the branch profits tax equal to 30% (or such lower rate as may be specified by an applicable income tax treaty) of its effectively connected earnings and profits, subject to adjustments.
The Company does not believe it is and does not anticipate becoming a “United States real property holding corporation” for U.S. federal income tax purposes. However, the determination as to whether the Company is or will become a “United States real property holding corporation” will not be made until a future tax year, and there can be no assurance that the Company will not become such a corporation in the future.
Tax Consequences to Non-U.S. Holders That Elect to Have Their IWAC Ordinary Shares Converted for Cash
This section is addressed to Non-U.S. Holders of IWAC Ordinary Shares that elect to have their IWAC Ordinary Shares converted for cash. For purposes of this section of this joint proxy statement/information statement/prospectus, “conversion” of shares for cash means the process of exercising a holder’s right to redeem its shares for cash as further described in this joint proxy statement/information statement/prospectus. For purposes of this description, a “Converting Non-U.S. Holder” is a Non-U.S. Holder that so converts its IWAC Ordinary Shares.
Except as otherwise described in this section, a Converting Non-U.S. Holder who elects to have its IWAC Ordinary Shares converted for cash will generally be treated in the same manner as a Converting U.S.

Holder for U.S. federal income tax purposes. See the description above under “— U.S. Holders — Tax Consequences to U.S. Holders That Elect to Have Their IWAC Ordinary Shares Converted for Cash.”
A Converting Non-U.S. Holder will not be subject to U.S. federal income tax on any gain recognized as a result of the exchange unless:
•
such Converting Non-U.S. Holder is an individual who is present in the United States for 183 days or more during the taxable year in which the Redemption takes place and certain other conditions are met; or

•
such Converting Non-U.S. Holder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if required by an applicable income tax treaty, the gain is attributable to a United States permanent establishment of such Non-U.S. Holder), in which case the Converting Non-U.S. Holder will generally be subject to the same treatment as a Converting U.S. Holder with respect to the exchange, and a Converting Non-U.S. Holder that is classified as a corporation for U.S. federal income tax purposes may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

With respect to any Redemption of IWAC Ordinary Shares for cash that is treated as a distribution rather than a sale, any amount treated as dividend income to a Converting Non-U.S. Holder will generally be subject to U.S. withholding tax at a rate of 30%, unless the Converting Non-U.S. Holder is entitled to a reduced rate of withholding under an applicable income tax treaty. However, dividends received by a Converting Non-U.S. Holder that are effectively connected with such holder’s conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, such dividends are attributable to a United States permanent establishment of the Converting Non-U.S. Holder), will be taxed as described above under “— U.S. Holders — Tax Consequences to U.S. Holders That Elect to Have Their IWAC Ordinary Shares Converted for Cash.” In addition, dividends received by a Converting Non-U.S. Holder that is classified as a corporation for U.S. federal income tax purposes that are effectively connected with the holder’s conduct of a U.S. trade or business may also be subject to an additional branch profits tax at a rate of 30% or such lower rate as may be specified by an applicable income tax treaty.
Converting Non-U.S. Holders of IWAC Ordinary Shares considering exercising their redemption rights should consult their own tax advisors as to whether the Redemption of their shares will be treated as a sale or as a distribution under the Code.
This section makes references to holders of IWAC Ordinary Shares that elect to have their IWAC Ordinary Shares “converted” for cash as described in the section entitled “Special Meeting - redemption rights.” For purposes of this description, “conversion” refers to the process of requesting that a holder’s IWAC Ordinary Shares be redeemed for cash in accordance with the terms of the Existing Organizational Documents and with applicable Cayman Islands law.
Information Reporting and Backup Withholding
Pubco must report annually to the IRS and to each Non-U.S. Holder the amount of dividends paid to such holder and the tax withheld with respect to such dividends, regardless of whether withholding was required. Copies of the information returns reporting such dividends and withholding may also be made available to the tax authorities in the country in which the Non-U.S. Holder resides under the provisions of an applicable income tax treaty.
A Non-U.S. Holder will be subject to backup withholding for dividends paid to such holder unless such holder certifies under penalty of perjury that it is a Non-U.S. Holder (and the payor does not have actual knowledge or reason to know that such holder is a United States person as defined under the Code), or such holder otherwise establishes an exemption.
Information reporting and, depending on the circumstances, backup withholding will apply to the proceeds of a sale of Pubco common stock within the United States or conducted through certain United States-related financial intermediaries, unless the beneficial owner certifies under penalty of perjury that it is a Non-U.S. Holder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a United States person as defined under the Code), or such owner otherwise establishes an exemption.
Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a Non-U.S. Holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.
Foreign Account Tax Compliance Act
Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred as the “Foreign Account Tax Compliance Act” or “FATCA”) generally impose withholding at a rate of 30% in certain circumstances on dividends in respect of securities (including Pubco common stock) which are held by or through certain foreign financial institutions (including investment funds), unless any such institution (i) enters into, and complies with, an agreement with the IRS to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution that are owned by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments, or (ii) if required under an intergovernmental agreement between the United States and an applicable foreign country, reports such information to its local tax authority, which will exchange such information with the U.S. authorities. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Accordingly, the entity through which shares of Pubco common stock are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of Pubco common stock held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exceptions will generally be subject to withholding at a rate of 30%, unless such entity either (i) certifies to the applicable withholding agent that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners”, which will in turn be provided to the U.S. Department of Treasury. All holders should consult their tax advisors regarding the possible implications of FATCA on their ownership of Pubco common stock.
Anticipated Accounting Treatment of the Business Combination
The Business Combination represents a reverse merger and will be accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with accounting principles generally accepted in the United States of America. Under this method of accounting, IWAC will be treated as the acquired company for financial reporting purposes. Accordingly, for accounting purposes, the financial statements of Pubco will represent a continuation of the financial statements of Btab with the Business Combination treated as the equivalent of Btab issuing shares for the net assets of IWAC, accompanied by a recapitalization. The net assets of IWAC will be recognized at historical cost (which is expected to be consistent with carrying value), with no goodwill or other intangible assets recorded. This determination is primarily based on Btab stockholders comprising a relative majority of the voting power of Pubco and having the ability to nominate a majority of the members of the Board of Pubco, and Btab’s existing senior management comprising the senior management of Pubco. Operations prior to the Business Combination will be presented as those of Btab in future reports of Pubco.
There will be no accounting effect or change in the carrying amount of the assets and liabilities of IWAC as a result of the Domestication. The business, capitalization and liabilities of IWAC immediately following the Domestication will be the same as those of IWAC immediately prior to the Domestication. There will also not be any accounting impact regarding the change in par value in the shares of IWAC as a result of the Domestication.
Regulatory Matters
The Mergers and the transactions contemplated by the Business Combination Agreement are not subject to any additional federal or state regulatory requirement or approval, (i) except for filings with the Cayman Islands and Delaware necessary to effectuate the Domestication, and (ii) the Mergers and filings required of solicitation materials pursuant to Rule 14a-12 of the Exchange Act.

IWAC Appraisal Rights
Shareholders of IWAC do not have appraisal rights or dissenters’ rights in connection with the Mergers or the Domestication under the Cayman Islands Companies Act or under the DGCL.
Related Agreements
Sponsor Letter Agreement
Concurrently with the execution of the Original BCA, the Current Sponsor, IWAC, Btab, and certain other IWAC Class B shareholders entered into the Sponsor Letter Agreement, pursuant to which, among other things, the Current Sponsor and each of the IWAC shareholders party thereto agree to (a) vote in favor of the Business Combination Agreement and the transactions contemplated thereby (including the Domestication and the Mergers), (b) waive any adjustment to the conversion ratio set forth in the governing documents of IWAC and any other anti-dilution or similar protection with respect to their shares and (c) seek to amend the lock-up period in the Insider Letter to reduce it to 180 days; which Sponsor Letter Agreement shall be amended to approve the additional transactions contemplated by the Business Combination Agreement.
Shareholder Support Agreement
Concurrently with the execution of the Original BCA, each of Binson Lau and Btab Group Pty Ltd., (collectively, the “Significant Btab Shareholders”) delivered to IWAC a shareholder support agreement (each a “Shareholder Support Agreement”), pursuant to which, among other things, each such Significant Company Shareholder agreed to (a) support and vote in favor of the Business Combination Agreement, the ancillary documents to which Btab is or will be a party and the transactions contemplated thereby (including the Mergers) and (b) take, or cause to be taken, any actions necessary or advisable to cause certain agreements to be terminated effective as of the Closing; which Shareholder Support Agreement shall be amended to include Pubco as a party and to approve the additional transactions contemplated by the Business Combination Agreement.
Lock-Up Agreement
Concurrently with the Closing, IWAC shall enter into a lock-up agreement with each Significant Btab Shareholder (each a “Lock-Up Agreement”) which shall be amended to include Pubco as a party and to provide for the restrictions on transfer to apply to the Pubco Common Shares. Pursuant to the Lock-Up Agreement, with respect to the shares received as consideration in the Business Combination (the “Restricted Securities”), each Significant Btab Shareholder shall agree not to, during the period commencing from the Closing, ending on the earliest of (x) the date that is 180 days after the Closing Date, (y) the date after the Closing on which Pubco consummates a liquidation, merger, share exchange asset acquisition, share repurchase, recapitalization, reorganization or other similar transaction with an unaffiliated third party that results in all of the Pubco’s public stockholders having the right to exchange their shares of Pubco common stock for cash, securities or other property and (z) the date on which the closing sale price of the Pubco Class A Shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any twenty (20) trading days within any thirty (30) trading day period commencing after the Closing: (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Restricted Securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Restricted Securities, or (iii) publicly disclose the intention to do any of the foregoing.
Full Text of Resolution
The full text of the resolution to be proposed is as follows:
“RESOLVED, as an ordinary resolution, that IWAC’s entry into the Amended and Restated Business Combination Agreement, dated as of May 30, 2024, by and among IWAC, Btab and the other parties thereto

(in the form attached to the joint proxy statement/information statement/prospectus as Annex A), and the transactions contemplated thereby be confirmed, ratified and approved in all respects.”
Vote Required for Approval
The approval of this Business Combination Proposal (and consequently, the transactions contemplated by the Business Combination Agreement, including the Mergers) requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for purposes of establishing quorum, will not count as a vote cast at the Extraordinary General Meeting.
Failure to submit a proxy or to vote in person or virtually at the Extraordinary General Meeting, an abstention from voting or a broker non-vote will have no effect on the Business Combination Proposal.
The Business Combination is conditioned upon the approval of the Business Combination Proposal, subject to the terms of the Business Combination Agreement. If the Business Combination Proposal is not approved, the other Proposals (except the Adjournment Proposal, as described below) will not be presented to the shareholders for a vote.
The Current Sponsor and IWAC’s directors and officers have agreed to vote the founder shares and any ordinary shares owned by them in favor of the Business Combination Proposal.
Recommendation of the IWAC Board of Directors
THE IWAC BOARD UNANIMOUSLY RECOMMENDS THAT ITS SHAREHOLDERS VOTE “FOR” THE BUSINESS COMBINATION PROPOSAL.

PROPOSAL FOUR — THE CHARTER PROPOSAL
Overview
In connection with the Business Combination, IWAC is asking IWAC’s shareholders to consider and vote upon and to approve a proposal to replace the Interim Charter with the amended and restated certificate of incorporation (the “Proposed Charter”), substantially in the form attached to this proxy statement/prospectus as Annex D, to be effective upon the consummation of the Business Combination (the “Charter Proposal”). The Charter Proposal is conditioned on the approval of the Business Combination Proposal and the Domestication Proposal. Therefore, if either of the Business Combination Proposal or the Domestication Proposal is not approved, then the Charter Proposal will have no effect, even if approved by IWAC’s shareholders. The Charter Proposal is not conditioned on the separate approval of the Organizational Documents Proposals.
Proposed Amended and Restated Certificate of Incorporation of Pubco
The following table sets forth a summary of the principal changes proposed to be made between the Interim Charter and the Proposed Charter. This summary is qualified by reference to the complete text of the proposed Interim Charter, a copy of which is attached to this joint proxy statement/information statement/prospectus as Annex B, and the complete text of the Proposed Charter, a copy of which is attached to this proxy statement/prospectus as Annex D. All stockholders are encouraged to read each of the proposed Interim Charter and the Proposed Charter in their entirety for a more complete description of their terms.
Provision	Interim Charter	Proposed Charter
Removal of Directors
Subject to Section 5.05 of the Interim Charter, any or all of the directors may be removed from office with or without cause by the affirmative vote of holders of a majority of the then-outstanding shares of capital stock of IWAC entitled to vote generally in the election of directors, voting together as a single class.
See Article V, Section 5.04 of the Interim Charter.

Any director or the entire board may be removed from office, with or without cause by the affirmative vote of holders of a majority of the then-outstanding shares of capital stock of Pubco entitled to vote generally in the election of directors, voting together as a single class.
See Article V, Section 5.04 of the Proposed Charter.

Stockholder Actions	The annual meeting of stockholders of IWAC shall be held at such date and time as shall be designated from time to time by the IWAC Board. Subject to the rights of the holders of any outstanding series of the preferred stock, and to the requirements of applicable law, special meetings of stockholders of IWAC may be called only by the chairman of the IWAC Board chief executive officer of IWAC, or the IWAC Board pursuant to a resolution adopted by a majority of the IWAC Board, and the stockholders of record, owning not less than 10% of the entire capital stock of IWAC issued and outstanding and entitled to vote. Any action required or permitted to be taken by the stockholders of IWAC
The Proposed Charter will provide that subject to the rights, if any, of the holders of any outstanding series of the preferred stock, and to the requirements of applicable law, special meetings of stockholders of the Company may be called only by the Pubco Board pursuant to a resolution adopted by a majority of the Company Board. Except as may be otherwise provided for or fixed pursuant to the Proposed Charter relating to the rights of the holders of any outstanding series of preferred stock, any action required or permitted to be taken by the stockholders of the Company must be effected by a duly called annual or special meeting of such stockholders.
See Article VII of the Proposed Charter.

Provision	Interim Charter	Proposed Charter
may be effected by written consent of the stockholders holding the requisite number of shares required to approve such action. See Article VII of the Interim Charter.
Charter Amendments
The Interim Charter provides that an amendment of such Interim Charter shall be in accordance with the DGCL, which generally requires (1) the approval of the board of directors, (2) the approval of the holders of a majority of the voting power of the outstanding stock entitled to vote upon the proposed amendment and (3) the approval of the holders of a majority of the outstanding stock of any class entitled to vote thereon as a class, if any. Generally, the DGCL standard used for amendment to IWAC’s Interim Charter described above will apply. However, an amendment to Article IX of the Interim Charter relating to a “business combination” cannot be made without the affirmative vote of at least two-thirds of the votes of the shares entitled to vote thereon which were present at the meeting and were voted, or a resolution consented to in writing by holders of all of the votes of all of the shares entitled to vote thereon.
See Article XI of the Interim Charter.

The Proposed Charter provides that an amendment shall be in accordance with the DGCL, which generally requires (1) the approval of the Company Board, (2) the approval of the holders of a majority of the voting power of the outstanding stock entitled to vote upon the proposed amendment and (3) the approval of the holders of a majority of the outstanding stock of any class entitled to vote thereon as a class, if any.
See Article IX of the Proposed Charter.

Name of the Company	Integrated Wellness Acquisition Corp. See Article I, Section 1.01 of the Interim Charter.	Btab Ecommerce Holdings, Inc. See Article I of the Proposed Charter.
Provisions Specific to a Blank Check Company and Variation of Rights of Shares Prior to a Business Combination	The Interim Charter contains provisions in Article IX in connection with the mechanics and logistics relating to a Business Combination, and such provisions cannot be amended without a resolution approved at a duly convened and constituted meeting of the stockholders of IWAC by the affirmative vote of at least two-thirds of the votes of the shares entitled to vote thereon which were present at the meeting and were voted, or a resolution consented to in writing by holders of all of the votes of all the shares entitled to vote thereon.
The Proposed Charter does not include blank check company provisions or other provisions applicable prior to a Business Combination, such as Article IX of the Interim Charter, because, upon consummation of the Business Combination, Pubco will not to be a blank check company.
No corresponding provisions in the Proposed Charter.

The Interim Charter also contains

Provision	Interim Charter	Proposed Charter

provisions in Article IV, Section 4.05 designed to provide certain rights and protections to IWAC’s common stockholders. Where all or any of the rights of a class of shares are varied by a division into different classes of shares, any such variation shall be made only with the consent in writing of the holders of not less than two thirds of the issued shares of that class, or with the approval of a resolution passed by a majority of not less than two thirds of the votes cast at a separate meeting of the holders of the shares of that class.
See Article IX and Article IV, Section 4.05 of the Interim Charter.

Common Stock; Preferred Stock
IWAC’s Interim Charter authorizes 500,000,000 shares consisting of (i) 499,000,000 (including 479,000,000 shares of Class A Common Stock and (ii) 20,000,000 shares of Class B Common Stock), shares of common stock and (iii) 1,000,000 shares of preferred stock.
See Article IV of the Interim Charter.

The Proposed Charter will provide for, upon completion of the Business Combination, that the total number of authorized capital stock consist of (i) 250,000,000 shares of Pubco Class A Shares and (ii) 50,000,000 shares of Pubco Class V Shares.
See Article IV of the Proposed Charter.

Indemnification	The Interim charter provides that directors shall not be liable to IWAC or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL.	The Proposed Charter will provide for, upon completion of the Business Combination, rights to indemnification, advancement of expenses, right for indemnitee to bring suit, non-exclusivity of rights, requirement for Pubco to maintain insurance for relevant actions, and indemnification of employees and agents of Pubco.
Proposed Bylaws
In addition, below is a summary of the Proposed Bylaws. This summary is qualified by reference to the complete text of the Proposed Bylaws, a copy of which is attached to this joint proxy statement/information statement/prospectus as Annex E. All stockholders are encouraged to read the Bylaws in its entirety for a more complete description of its terms.
Pursuant to the Proposed Bylaws, Pubco shall maintain a registered office as set forth in the Proposed Charter. All meetings of stockholders shall be held at such place, if any, as may be designated from time to time by the Pubco Board and stated in the notice of the meeting.
Except as otherwise provided by applicable law, the Proposed Charter or the Proposed Bylaws, the presence, in person or by proxy, at a stockholders meeting of the holders of shares of outstanding capital stock of Pubco representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting. Any meeting of stockholders, annual or special, if a quorum shall not be presented or represented, may be adjourned by the chair of the meeting or a majority in voting power, from time to time, to reconvene at the same or some other place. At the adjourned meeting the stockholders, Pubco may transact any business which might have been transacted at the original meeting.
At any stockholders meeting, every stockholder entitled to vote may vote in person or by proxy. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Unless otherwise required by law, the Proposed Charter, or the Proposed Bylaws, the election of directors shall be decided by a majority of the votes cast at a meeting of the stockholders by the holders of stock entitled to vote in the election; provided, however, that, if Pubco’s secretary determines that the number of nominees for director exceeds the number of directors to be elected, directors shall be elected by a plurality of the votes properly cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. All other matters presented to the stockholders at a meeting at which a quorum is present shall be determined by the vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, unless otherwise provided by applicable law, the Proposed Charter or the Proposed Bylaws. No business may be transacted at an annual meeting of stockholders, other than business that is either specified in the notice of meeting given by or at the direction of the Pubco Board, otherwise properly brought before the annual meeting by or at the direction of the Pubco Board or otherwise properly brought before the annual meeting by any stockholder of Pubco who is a stockholder of record entitled to vote at such annual meeting on the date of the giving of the notice and who complies with the notice procedures set forth in the Proposed Bylaws. Business transacted at a special meeting requested by stockholders shall be limited to the matters described in the special meeting request; provided, however, that nothing herein shall prohibit the Pubco Board from submitting matters to the stockholders at any special meeting requested by stockholders.
The business and affairs of the Company shall be managed by or under the direction of the Pubco Board, which may exercise all such powers of the Company except as otherwise provided by law, by the Proposed Charter or by the Proposed Bylaws. Directors need not be stockholders or residents of the State of Delaware. The number of directors shall be fixed from time to time solely by resolution of a majority of the total number of directors that Pubco would have if there were no vacancies. The initial number of directors shall be six (6).
Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of Pubco, except as may be otherwise provided by the terms of one or more series of preferred stock with respect to the rights of holders of one or more series of preferred stock to elect directors. In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary. To be timely, a stockholder’s notice of nomination to the Secretary must be received by the Secretary at the principal executive offices of Pubco (i) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (A) the close of business on the 90th day before the meeting or (B) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by Pubco; and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by Pubco.
A majority of the Pubco Board shall constitute a quorum for the transaction of business at any meeting of the Pubco Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Pubco Board, except as may be otherwise specifically provided by applicable law, the Proposed Charter or the Proposed Bylaws. A majority of the directors present at any meeting of the Pubco Board, including an adjourned meeting, whether or not a quorum is present, may adjourn and reconvene such meeting to another time and place.
The Pubco Board may, by resolution of the Pubco Board, designate one or more committees, each committee to consist of one or more of the directors of the Company. Each committee shall keep regular minutes of its meetings. Any committee established shall have and may exercise all of the powers and authority of the Pubco Board in the management of the business and affairs of Pubco, and may authorize the seal of Pubco to be affixed to all papers that may require it. At meetings of a committee, unless the Pubco Board provides otherwise, a majority of the number of members of the committee (but not including any alternate member, unless such alternate member has replaced any absent or disqualified member at the time of, or in connection with, such meeting) shall constitute a quorum for the transaction of business. Unless the Pubco Board otherwise provides and except as provided in the Proposed Bylaws, each committee designated by the Pubco Board may make, alter, amend and repeal rules for the conduct of its business.
The officers of Pubco shall be chosen by the Pubco Board and shall include a Chief Executive Officer, a President, a Treasurer and a Secretary. The Pubco Board, in its discretion, may also elect one or more vice presidents, assistant treasurers, assistant secretaries, and other officers in accordance with the Bylaws. Any two or more offices may be held by the same person. The Chairman of the Pubco Board shall preside when present at all meetings of the stockholders and the Pubco Board, or in his or her absence or inability to act, the Chief Executive Officer, or, in his or her absence or inability to act, the officer or director whom the Pubco Board shall appoint. The Chief Executive Officer shall have general supervision, direction and control of the business of Pubco and over its officers. The Chief Executive Officer shall perform all duties incident to the office of the Chief Executive Officer, and any other duties as may be from time to time assigned to the Chief Executive Officer by the Pubco Board, in each case subject to the control of the Pubco Board. The elected officers of the Company shall be appointed by the Pubco Board and shall hold office until their successors are duly elected and qualified by the Pubco Board or until their earlier death, resignation, or removal from office. Generally, any officer elected by the Pubco Board may be removed, with or without cause, at any time by the Pubco Board; provided, however, Binson Lau, who will serve as the initial Chief Executive Officer of Pubco, may only be removed as Chief Executive Officer of Pubco by the unanimous consent of the Pubco Board, excluding Mr. Lau.
The shares of stock of Pubco shall be represented by certificates; provided that the Pubco Board may provide by resolution or resolutions that some or all of any class or series shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock
To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, Pubco shall indemnify and hold harmless such persons, and advance such expenses, on such terms as set forth in the Proposed Charter and the Bylaws. The rights to indemnification and advancement of expenses conferred on any indemnitee by the Proposed Charter shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under applicable law, the Proposed Charter, the Bylaws, an agreement, a vote of stockholders or disinterested directors, or otherwise. Pubco may purchase and maintain insurance, at its expense, to protect itself and/or any director, officer, employee or agent of Pubco or another corporation, partnership, joint venture, trust, or other enterprise against any expense, liability, or loss, whether or not Pubco would have the power to indemnify such person against such expense, liability, or loss under the DGCL.
Resolution to be Voted Upon
The full text of the resolution to be passed is as follows:
“RESOLVED, as a special resolution, that the Interim Charter of IWAC Holding Company Inc., attached as Annex D to the joint proxy statement/information statement/prospectus in respect of the meeting, be amended and restated and replaced in its entirety by the Proposed Charter, in the form appended to the accompanying joint proxy statement/information statement/prospectus as Annex E, to be effective upon the consummation of the Business Combination.”
Vote Required for Approval
The approval of the Charter Proposal will require a special resolution under Cayman Islands law, being a resolution passed by the holders of at least two-thirds of the Ordinary Shares who, being present (either in person or by proxy) and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

The Current Sponsor and IWAC’s directors and officers have agreed to vote the any ordinary shares owned by them in favor of the Charter Proposal. See “Proposal Three  — The Business Combination Proposal — The Business Combination Agreement — Related Agreements — Sponsor Support Agreement” for more information.
Recommendation of the Board
THE BOARD RECOMMENDS THAT IWAC’S SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE CHARTER PROPOSAL.
PROPOSAL FIVE — THE ORGANIZATIONAL DOCUMENTS PROPOSALS
Overview
As required by SEC guidance requiring that stockholders have the opportunity to present their views on important corporate governance provisions, IWAC is requesting that IWAC’s shareholders vote upon, on a non-binding advisory basis, proposals to approve certain governance provisions in the Proposed Charter, which are separately being presented. These separate votes are not otherwise required by Cayman Islands law or Delaware law separate and apart from the Charter Proposal. Accordingly, the votes regarding the Advisory Charter Proposals are advisory votes, and are not binding on IWAC or the IWAC Board (separate and apart from the approval of the Charter Proposal). Furthermore, the Business Combination is not conditioned on the separate approval of the Organizational Documents Proposals (separate and apart from approval of the Charter Proposal). Accordingly, regardless of the outcome of the non-binding advisory vote on the Organizational Documents Proposals, IWAC intends that the Proposed Charter will take effect upon the Closing (assuming approval of the Charter Proposal).
Proposal A
IWAC’s shareholders are being asked to approve provisions to be included in the Proposed Charter providing that directors may be removed at any time, with or without cause, by the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of stock of Pubco entitled to vote generally in the election of directors, voting together as a single class.
Proposal B
IWAC’s shareholders are being asked to approve provisions to be included in the Proposed Charter providing that (i) stockholder special meetings may only be called by the Pubco Board or holders of Class V Shares pursuant to a resolution adopted by a majority of the Pubco Board and (ii) stockholders may only act at annual and special meetings and not by written consent.
Proposal C
IWAC’s shareholders are being asked to approve provisions to be included in the Proposed Charter providing that any amendment of the Proposed Charter and that any amendment of the Proposed Bylaws requires either (i) a resolution adopted by a majority of the Pubco Board or (ii) the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of capital stock of Pubco entitled to vote on such amendment.
Proposal D
IWAC’s shareholders are being asked to approve provisions to be included in the Proposed Charter changing the post-Business Combination company’s corporate name to “Btab Ecommerce Holdings, Inc.”
Proposal E
IWAC’s shareholders are being asked to approve provisions to be included in the Proposed Charter to remove certain provisions related to IWAC’s status as a blank check company that will no longer apply upon consummation of the Business Combination.

Proposal F
To approve provisions in the Proposed Charter, which will amend and replace the Interim Charter if the Charter Proposal is approved, increasing the total number of authorized shares of all classes of stock to 300,000,000 shares, each with a par value of $0.0001 per share, consisting of (i) 250,000,000 Pubco Class A Shares and (ii) 50,000,000 Pubco Class V Shares.
Reasons for the Approvals of the Organizational Documents Proposals
Director Removal
The IWAC Board believes that providing that directors may be removed at any time, with or without cause, by the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of stock of Pubco entitled to vote generally in the election of directors, voting together as a single class will (i) increase board continuity and the likelihood that experienced board members with familiarity Pubco’s business operations would serve on the board at any given time, (ii) make it more difficult for a potential acquiror or other person, group or entity to gain control of the Pubco Board, and (iii) make the Proposed Charter more appropriate for a Delaware-incorporated public operating company.
Calling of Stockholder Meetings; Stockholder Action by Written Consent
The IWAC Board believes that special meetings of stockholders should be called by the Pubco Board to make it more difficult for a potential acquirer or other person, group or entity to gain control of the Pubco Board. The IWAC Board further believes that each decision of the stockholders should be made by all stockholders and only after thoughtful consideration of complete information. Information will be provided to stockholders through a proxy statement, and the period between delivery of the proxy statement and the stockholder meeting provides time for consideration of stockholder proposals. The IWAC Board believes that all stockholders, not just stockholders executing a written consent, should have the opportunity to participate in the decision-making process. This allows minority stockholders to take whatever action they deem appropriate to protect their interests, including seeking to persuade majority stockholders to follow a different course, or selling their shares.
Charter Amendments
Requiring (i) the affirmative vote of holders of a majority of the voting power of Pubco’s then outstanding shares of capital stock entitled to vote on such amendment to amend the Proposed Charter and (ii) the affirmative vote of the holders of a majority of the voting power of Pubco’s then outstanding shares of capital stock entitled to vote for stockholders to amend the Bylaws is intended to protect the Proposed Charter and Bylaws from arbitrary amendment and to make the Proposed Charter more appropriate for a Delaware-incorporated public operating company.
Corporate Name
The IWAC Board believes that changing Pubco’s post-business combination corporate name to “One Power Company” is desirable to reflect the Business Combination and to clearly identify Pubco as the publicly traded entity.
Blank Check Company
The IWAC Board has determined it is in the best interest of Pubco to eliminate provisions, including the specific provisions highlighted as being removed in the Charter Proposal, specific to IWAC’s status as a blank check company. This elimination is desirable because these provisions will serve no purpose following consummation of the Business Combination.
Authorized Capital Stock
The IWAC Board believes that it is important for Pubco to have available for issuance a number of authorized shares of Common Stock and preferred stock sufficient to facilitate the transactions contemplated by the Business Combination to support Pubco’s growth and to provide flexibility for future corporate needs (including, if needed, as part of financing for future growth acquisitions).
Resolution to be Voted Upon
The full text of the resolution to be passed is as follows:
“RESOLVED, as an ordinary resolution, on an advisory and non-binding basis, to approve each of the following proposals (Proposals A-F):
Proposal A
To approve provisions in the Proposed Charter, which will amend and replace the Interim Charter if the Charter Proposal is approved, providing that directors may be removed at any time, with or without cause, by the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of stock of Pubco entitled to vote generally in the election of directors, voting together as a single class;
Proposal B
To approve provisions in the Proposed Charter, which will amend and replace the Interim Charter if the Charter Proposal is approved, providing that (i) stockholder special meetings may only be called by the Pubco Board or holders of Class V Shares pursuant to a resolution adopted by a majority of the Pubco Board and (ii) stockholders may only act at annual and special meetings and not by written consent;
Proposal C
To approve provisions to be included in the Proposed Charter providing that any amendment of the Proposed Charter and that any amendment of the Proposed Bylaws requires the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of capital stock of Pubco entitled to vote on such amendment;
Proposal D
To approve provisions to be included in the Proposed Charter changing the post-Business Combination company’s corporate name to “Btab Ecommerce Holdings, Inc.”;
Proposal E
To approve provisions in the Proposed Charter to remove certain provisions related to IWAC’s status as a blank check company that will no longer apply upon consummation of the Business Combination; and
Proposal F
To approve provisions in the Proposed Charter, which will amend and replace the Interim Charter if the Charter Proposal is approved, increasing the total number of authorized shares of all classes of stock to 300,000,000 shares, each with a par value of $0.0001 per share, consisting of (i) 250,000,000 shares of Pubco Class A Shares and (ii) 50,000,000 shares of Pubco Class V Shares.
Vote Required for Approval
The approval of the Organizational Documents Proposals will require an ordinary resolution under Cayman Islands law, being a resolution passed by the holders of a simple majority of the Ordinary Shares who, being present (either in person or by proxy) and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.
As discussed above, the Organizational Documents Proposals are advisory votes and therefore are not binding on IWAC or the IWAC Board. Furthermore, the Business Combination is not conditioned on the separate approval of the Advisory Charter Proposals (separate and apart from approval of the Charter Proposal). Accordingly, regardless of the outcome of the non-binding advisory votes on the Organizational

Documents Proposals, IWAC intends that the Proposed Charter will take effect upon consummation of the Business Combination (assuming approval of the Charter Proposal).
The Current Sponsor and IWAC’s directors and officers have agreed to vote the any ordinary shares owned by them in favor of the Organizational Documents Proposals. See “Proposal Three  — The Business Combination Proposal — The Business Combination Agreement  — Related Agreements  — Sponsor Support Agreement” for more information.
Recommendation of the Board
THE BOARD RECOMMENDS THAT IWAC’S SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ORGANIZATIONAL DOCUMENTS PROPOSALS.

PROPOSAL SIX — THE INCENTIVE PLAN PROPOSAL
Assuming the Business Combination Proposal is approved, IWAC’s stockholders are also being asked to approve the 2025 Omnibus Incentive Plan (the “Incentive Plan”) a copy of which is attached as Annex F. The IWAC Board approved the Incentive Plan, subject to shareholder approval at the Extraordinary General Meeting. The Incentive Plan is being adopted in connection with the Business Combination Agreement and, subject to stockholder approval at the Extraordinary General Meeting, will become effective upon the Closing. A total of up to 20% of the outstanding shares of Pubco Common stock are being requested to be reserved for issuance under the Incentive Plan. Approval of the Incentive Plan will allow Pubco to provide equity and other awards as part of Pubco’s compensation program, an important tool for motivating, attracting and retaining talented employees and for creating stockholder value. Non-approval of the Incentive Plan will result in the Incentive Plan not becoming effective, resulting in no awards being granted thereunder, and will compel Pubco to consider significantly increasing the cash component of employee compensation following the Closing to attract and retain key employees because Pubco may need to replace components of compensation Pubco previously delivered or agreed to deliver in equity awards in order to provide market competitive pay, which would (if implemented) reduce Pubco’s operating cash flow.
We believe that long-term incentive compensation programs align the interests of management, employees and stockholders to create long-term stockholder value. Equity plans such as the Incentive Plan increase Pubco’s ability to achieve this objective, and, by allowing for several different forms of long-term incentive awards, helps Pubco to recruit, reward, motivate, and retain talented personnel. We believe that the approval of the Incentive Plan is an essential component to Pubco’s continued success following the Business Combination, and in particular, to Pubco’s ability to attract and retain outstanding and highly skilled individuals in the competitive labor markets in which Pubco will compete. Such awards are also crucial to Pubco’s ability to motivate employees to achieve its goals.
Key Plan Provisions
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Awards may be granted under the Incentive Plan for up to ten (10) years following the business combination, unless earlier terminated by the Pubco Board or compensation committee, but no incentive stock options may be granted after ten (10) years from the earlier of the Pubco Board’s of stockholders’ approval of the Incentive Plan.

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The Incentive Plan provides for the grant of stock options (both incentive stock options and nonqualified stock options) stock appreciation rights, restricted stock, restricted stock units, performance-based awards, and other stock- and cash-based awards.

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shares of Pubco Common stock will be authorized for issuance pursuant to awards under the Incentive Plan.

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The Incentive Plan will be administered by the Pubco Board or, if delegated by the Pubco Board, the compensation committee of the Pubco Board or such committee as permitted by the Incentive Plan.

Summary of the Incentive Plan
The following paragraphs provide a summary of principal features of the Incentive Plan and its operation. However, this summary is not a complete description of all provisions of the Incentive Plan and is qualified in its entirety by the specific language of the Incentive Plan.
Purposes of the Incentive Plan
The purposes of the Incentive Plan are to (i) encourage the profitability and growth of Pubco through short-term and long-term incentives that are consistent with Pubco’s objectives; (ii) give participants an incentive for excellence in individual performance; (iii) promote teamwork among participants; and (iv) give Pubco a significant advantage in attracting and retaining key employees, directors and consultants. These incentives will be provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance-based awards, and other stock- and cash-based awards as the administrator of the Incentive Plan may determine.

Authorized Shares
Subject to the adjustment provisions contained in the Incentive Plan, the maximum number of shares of Pubco Common stock that may be issued pursuant to awards under the Incentive Plan is (i)       shares of Pubco Common stock, plus (ii) any shares of Pubco Common stock subject to stock options or other awards that were assumed in the Business Combination, with the maximum number of shares to be added to the Incentive Plan pursuant to clause (ii) equal to an anticipated       shares of Pubco Common stock. The Incentive Plan also includes an evergreen provision that provides for an automatic annual increase plan on the first day of each calendar year to the number of shares of Pubco Common stock available for issuance under the Incentive Plan, equal to the lesser of:
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% of the total number of shares of Pubco Common stock issued and outstanding on a fully-diluted basis as of the last day of the immediately preceding Calendar year; or

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Such lesser amount determined by the administrator.

Generally, any shares of Pubco Common stock subject to an award under the Incentive Plan that are forfeited, canceled, settled or otherwise terminated without a distribution of shares of Pubco Common stock to a participant will thereafter be deemed to again be available for awards. In applying the immediately preceding sentence, if (i) shares of Pubco Common stock otherwise issuable or issued in respect of, or as part of, any award are withheld to cover taxes or any applicable exercise price, such shares will be treated as having been issued under the Incentive Plan and shall not be available for issuance under the Incentive Plan, and (ii) any share-settled stock appreciation rights or options are exercised, the aggregate number of shares of Pubco Common stock subject to such stock appreciation rights or options will be deemed issued under the Incentive Plan and will not be available again for issuance under the Incentive Plan. For the avoidance of doubt, (A) shares of Pubco Common stock underlying awards that are subject to the achievement of performance goals shall be counted against the share reserve based on the target value of such awards unless and until such time as such awards become vested and settled in shares of Pubco Common stock, and (B) awards that, pursuant to their terms, may be settled only in cash shall not count against the share reserve. If any extraordinary dividend or other extraordinary distribution (whether in cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of shares or other securities of Pubco, other change in the corporate structure of Pubco affecting the shares, or any similar equity restructuring transaction affecting the shares occurs, an equitable substitution or proportionate adjustment will be made, as may be determined by the administrator in its sole discretion to number and class of shares that may be delivered under the Incentive Plan and/or the number, class, and price of shares covered by each outstanding award, and the numerical share limits contained in the Incentive Plan.
Plan Administration
The Pubco Board or a committee appointed by the Pubco Board will administer the Incentive Plan and is referred to as the administrator. Different administrators may administer the Incentive Plan with respect to different groups of service providers. The Pubco Board may retain the authority to concurrently administer the Incentive Plan and revoke the delegation of some or all authority previously delegated.
Subject to the terms of the Incentive Plan and applicable laws, the administrator generally will have the power, in its sole discretion, to (i) select participants; (ii) determine whether and to what extent awards are to be granted to participants; (iii) determine the number of shares of Pubco Common stock to be made subject to each award; (iv) determine the terms and conditions, not inconsistent with the terms of the Incentive Plan, of each award granted, including, but not limited to, (A) the restrictions applicable to awards and the conditions under which restrictions applicable to such awards shall lapse, (B) the performance goals and performance periods applicable to awards, if any, (C) the exercise price of each award, (D) the vesting schedule applicable to each award, (E) any confidentiality or restrictive covenant provisions applicable to the Award, and (F) any amendments to or waivers of the terms and conditions of outstanding awards, including, but not limited to, extending the exercise period of such Awards and accelerating the vesting schedule of such awards; (v) determine the terms and conditions, not inconsistent with the terms of the Incentive Plan; (vi) determine fair market value; (vii) approve forms of award agreements for use with the Incentive Plan; (viii) determine the duration and purpose of leaves of absence that may be granted to a participant without constituting termination of the participant’s employment for purposes of awards granted under the Incentive Plan; (ix) adopt, alter and repeal such administrative rules, guidelines and practices governing the Incentive Plan as it shall from time to time deem advisable; (x) reconcile any inconsistency in, correct any defect in and/or supply any omission in the Incentive Plan, any award agreement or other instrument or agreement relating to the Incentive Plan or an award granted under the Incentive Plan; (xi) construe and interpret the terms and provisions of the Incentive Plan and any award issued under the Incentive Plan (and any award agreement relating thereto), and to otherwise supervise the administration of the Incentive Plan; and (xii) exercise all powers and authorities either specifically granted under the Incentive Plan or necessary or advisable in the administration of the Incentive Plan. The administrator’s decisions, determinations, and interpretations are final and binding on all participants and any other holders of awards.
Eligibility
Persons eligible to receive awards under the Incentive Plan are employees of and consultants to Pubco and its affiliates and non-employee directors of Pubco. Following the Closing, our employees (of which there were 62 as of September 30, 2025) and each of our three (3) non-employee directors are considered eligible under the Incentive Plan.
Pubco’s practice will generally be not to grant equity awards to consultants, but Pubco reserves the right to do so.
Stock Options
Options may be granted under the Incentive Plan. Subject to the provisions of the Incentive Plan, the administrator will determine the terms and conditions of options, including when such options vest and become exercisable (and the administrator will have the discretion to accelerate the time at which such options will vest or become exercisable) and whether such options are designated as incentive stock options intended to qualify under Section 422 of the Code or options not intended to so qualify. Incentive stock options may be granted only to employees. The per share exercise price of any option generally must be at least 100% of the fair market value of a share on the date of grant, and the term of an option may not be more than 10 years. However, with respect to any incentive stock option granted to an individual who owns 10% of the voting power of all classes of stock of Pubco or any of its parent or subsidiary corporations, the term of such option may not exceed 5 years, and the per share exercise price of such incentive stock option must be at least 110% of the fair market value of a share on the grant date. After a participant’s service terminates, he or she generally may exercise the vested portion of his or her option for the period of time stated in his or her option agreement. In no event may an option be exercised later than the expiration of its term, except in certain circumstances where the expiration occurs during a period where exercise is not permitted under applicable law. Subject to the provisions of the Incentive Plan, the administrator will determine the other terms of options, including but not limited to the acceptable forms of consideration for exercising an option.
Stock Appreciation Rights
Stock appreciation rights may be granted under the Incentive Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of Pubco Common stock from the date of grant to the date of exercise. Subject to the provisions of the Incentive Plan, the administrator will determine the terms and conditions of stock appreciation rights, including when such rights vest and become exercisable (and the administrator will have the discretion to accelerate the time at which such rights will vest or become exercisable) and whether to settle such award in cash, shares, or a combination of both. A stock appreciation right granted in conjunction with all or part of an option under the Incentive Plan entitles its holder to receive, at the time of exercise of the stock appreciation right and surrender of the related option, an amount per share equal to the excess of the fair market value (at the date of exercise) of a share of Common Share over the exercise price of the related option. The per share exercise price of a stock appreciation right must be at least 100% of the fair market value a share on the date of grant, and the term of a stock appreciation right may not be more than 10 years. After a participant’s service terminates, he or she generally may exercise the vested portion of his or her stock appreciation right for the period of time stated in his or her option agreement. In no event may a stock appreciation right be exercised later than the expiration of its terms, except in certain circumstances where the expiration occurs during a period where exercise is not permitted under applicable law, as described more fully in the Incentive Plan.
Restricted Stock
Restricted stock may be granted under the Incentive Plan. Restricted stock awards are grants of shares that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to a participant. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us or our affiliates), and the administrator will have the discretion to accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting rights but may have any dividends with respect to such shares accumulated and paid only if such shares vest in accordance with their terms. Shares of restricted stock as to which the restrictions have not lapsed are subject to forfeiture by the participant.
Restricted Stock Units
Restricted stock units may be granted under the Incentive Plan. A restricted stock unit is a bookkeeping entry representing a notional amount equal to the fair market value of one share of Pubco Common stock. The administrator will determine the terms and conditions of restricted stock units, including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment. The administrator may grant dividend equivalents in connection with a grant of restricted stock units, which dividend equivalents may be accumulated and paid only if such restricted stock units vest in accordance with their terms. The administrator will have the discretion to accelerate the time at which any restrictions will lapse or be removed and to settle earned restricted stock units in cash, shares, or a combination of both.
Performance-Based Awards
Performance-based awards may be granted under the Incentive Plan. Performance-based awards are awards that will result in a payment to a participant only if objectives established by the administrator are achieved or the awards otherwise vest. The administrator will establish organizational or individual performance objectives in its discretion, which, depending on the extent to which they are met, will determine the value of the payout for the performance-based awards to be paid out to participants. The administrator will have the discretion to reduce or waive any performance objectives or other vesting provisions for performance-based awards. Performance-based awards may have a threshold, target, and maximum payout value established by the administrator. The administrator will have the discretion to pay earned performance-based awards in the form of cash, shares, or in some combination of both.
Other Stock-Based Awards
To enable Pubco to respond to material developments in the areas of taxation and other legislation and to trends in executive compensation practices, the Incentive Plan authorizes the administrator to grant awards that are valued in whole or in part by reference to or otherwise based on or related to shares of our Pubco Common stock, including, but not limited to, unrestricted shares of Pubco Common stock and dividend equivalents. The administrator will have the discretion to accelerate the time at which any restrictions will lapse or be removed and to settle earned other stock-based awards in cash, shares, or a combination of both.
Other Cash-Based Awards
Other cash-based awards may be granted on a free-standing basis or as an element of, a supplement to, or in lieu of any other award. The administrator has the discretion to determine the terms and conditions of other cash-based awards, including vesting and forfeiture terms.
Non-Employee Directors
The Incentive Plan provides that any non-employee director of Pubco may not, in any fiscal year, be granted compensation (including, but not limited to, awards under the Incentive Plan and cash retainers or fees) with an aggregate value of more than $750,000, increased to $1,000,000 in connection with the non-employee director’s initial fiscal year of service, with the value of each equity award based on such award’s grant date fair value. For purposes of this limitation, the grant date fair value is determined in accordance with GAAP. Any compensation paid to a non-employee director for his or her prior services as an employee, or for his or her services as a consultant (other than as a non-employee director), will not count for purposes of the limitation. The maximum limit does not necessarily reflect the intended size of any potential equity awards to our non-employee directors.
Non-Transferability of Awards
Unless the administrator provides otherwise, the Incentive Plan generally does not allow for the transfer or disposal of awards and only the recipient of an award may exercise an award during his or her lifetime. Any unauthorized transfer will be void.
Change in Control
The Incentive Plan provides that if there is a “change in control” (as defined in the Incentive Plan) of Pubco, each outstanding award will be treated as the administrator determines without a participant’s consent, including that an award be continued by the successor corporation or that vesting of awards may accelerate automatically upon consummation of the transaction. The administrator will not be required to treat all awards, portions of awards or participants similarly and may modify awards, subject to the provisions of the Incentive Plan.
Unless provided otherwise in an award agreement or other applicable agreement, upon a change in control, the administrator may provide for: (i) the continuation of any award by Pubco, if it is the surviving entity; (ii) the assumption of any award by the surviving entity or its parent or subsidiary; (iii) the substitution by the surviving entity or its parent or subsidiary of equivalent awards for any award; or (iv) settlement of any award on a per share basis for the per share of Pubco Common stock change in control consideration (less, to the extent applicable, the exercise price), or, if the exercise price equals or exceeds such per share consideration, such sward will terminate and be canceled without consideration.
Forfeiture and Clawback
All awards granted under the Incentive Plan will be subject to recoupment under any clawback policy that we are required to adopt under applicable law or listing standards. In addition, the administrator may impose such other clawback, recovery or recoupment provisions in an award agreement as the administrator determines necessary or appropriate, including without limitation to any reacquisition right regarding previously acquired shares or other cash or property. In addition, the administrator may provide in an award agreement that the recipient’s rights, payments, and benefits with respect to such award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an award.
Amendment or Termination
The Incentive Plan will become effective upon the Closing and awards may be granted thereunder for up to ten (10) years following Business Combination, unless earlier terminated by the administrator, provided that no incentive stock options may be granted after ten (10) years from the earlier of the IWAC Board’s approval of the Incentive Plan or the effective date of the Incentive Plan. In addition, the Pubco Board will have the authority to amend, suspend, or terminate the Incentive Plan, but such action generally may not materially impair the rights of any participant without his or her written consent.
Summary of U.S. Federal Income Tax Consequences
The following summary is intended only as a general guide to U.S. federal income tax consequences of participation in the Incentive Plan. The summary is based on existing U.S. federal income tax laws and regulations as of the date of this filing, and there can be no assurance that those laws and regulations will not change, including potentially retroactively. The summary does not purport to be complete in all respects and does not discuss all potential tax consequences, including upon a participant’s death, under the provisions of the tax laws of any municipality, state or foreign country in which the participant may reside, or under the provisions of relating federal employment tax laws. Tax consequences for any particular participant may vary based on individual circumstances.
Incentive Stock Options
A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an option that qualifies as incentive stock option under Section 422 of the Code. The aggregate fair market value, determined at the time of grant, of incentive stock options that are exercisable for the first time by an option holder during any calendar year may not exceed $100,000. Incentive stock options or portions thereof that exceed such limit will generally be treated as nonqualified stock options.
If a participant exercises the option, no federal income tax consequences arise as a result of such exercise (except as described below regarding the alternative minimum tax). If, following exercise and receipt of the shares, the participant sells or otherwise disposes of those shares after both the two-year anniversary of the date the option was granted and the one-year anniversary of the exercise, the participant will recognize a long-term capital gain or loss equal to the difference between the sale price of the shares and the exercise price, and we will not be entitled to any deduction for U.S. federal income tax purposes.
However, if the participant disposes of such shares on or before either the two-year anniversary of the date of grant or the one-year anniversary of the date of exercise (such disposal, a “disqualifying disposition”), any gain up to the excess of the fair market value of the shares on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the shares are disposed of in a transaction in which the participant would not recognize a gain (such as a gift). Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for U.S. federal income tax purposes.
For purposes of the federal alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment item in computing a participant’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits for purposes.
Nonqualified Stock Options
A participant generally recognizes no taxable income as the result of the grant of a nonqualified option. However, upon exercising the option, the participant normally recognizes ordinary income on a per share basis equal to the amount by which the fair market value of the shares on the exercise date exceeds the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a tax deduction related to the ordinary income recognized by the participant. Upon the sale of the shares acquired by the exercise of a nonqualified stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss. No tax deduction is available to us with respect to the grant of a nonqualified stock option or the sale of the shares acquired through the exercise of the nonqualified stock option.
Stock Appreciation Rights
In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a tax deduction related to the ordinary income recognized by the participant. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.
Restricted Stock Awards
A participant acquiring shares of restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code, to accelerate the ordinary income tax event to the date of acquisition by filing an election with the IRS no later than thirty days after the date the shares are acquired, in which event the participant would not be taxed on the fair market value of the restricted shares on the vesting date. We generally should be entitled to a tax deduction related to the ordinary income recognized by the participant. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the participant’s basis in the stock, will be taxed as capital gain or loss.
Restricted Stock Unit Awards
There are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant upon settlement of the award. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a tax deduction related to the ordinary income recognized by the participant. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.
Performance-Based Awards
A participant generally will recognize no income upon the grant of a performance-based award. Upon the vesting or settlement of such awards, depending on the type of award, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any unrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a tax deduction related to the ordinary income recognized by the participant. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.
Other Stock- and Cash-Based Awards
In the case of an award of dividend equivalent rights or other stock-based award, a participant will generally recognize ordinary income in an amount equal to the fair market value of any shares received on the date of payment or delivery. In the case of a cash-based award, a participant will generally recognize ordinary income in an amount equal to the cash received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a tax deduction related to the ordinary income recognized by the participant.
No Repricing
Notwithstanding any other provision of the Incentive Plan, no option or stock appreciation right may be amended to reduce the exercise price nor cancelled in exchange for other options or stock appreciation rights with a lower exercise price, shares or cash, without stockholder approval if required by the applicable stock or listing exchange.
Section 409A
Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Incentive Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% U.S. federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. While Pubco intends that any award required to comply with Section 409A does so comply, Pubco does not guarantee such compliance and does not assume any liability or responsibility with respect to such compliance.
Tax Effect for Pubco
The Company generally will be entitled to a federal tax deduction in connection with an award under the Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option), except to the extent such deduction is limited by applicable provisions of the Code. Special rules limit the deductibility of compensation paid to our chief executive officer and certain “covered employees” as determined under Section 162(m) of the Code. Under Section 162(m), the annual compensation paid to any of these specified individuals will be deductible only to the extent that it does not exceed $1,000,000.
THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND PUBCO WITH RESPECT TO AWARDS UNDER THE Incentive Plan. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE IMPACT OF EMPLOYMENT OR OTHER TAX REQUIREMENTS, THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH, OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.
Number of Awards Granted to Employees, Consultants and Directors
The number of awards that an employee, director, or consultant may receive under the Incentive Plan is in the discretion of the administrator and therefore cannot be determined in advance. We have not previously sponsored an equity incentive plan, and, therefore, the aggregate number of shares of Pubco Common stock which would have been received by or allocated to our named executive officers; executive officers, as a group; directors who are not executive officers, as a group; and all other current employees who are not executive officers, as a group is not determinable. Therefore, a New Plan Benefit Table is not provided.
Registration with the SEC
If the Incentive Plan is approved by our stockholders and becomes effective, Pubco is expected to file a registration statement on Form S-8 registering the shares reserved for issuance under the Incentive Plan as soon as reasonably practicable after becoming eligible to use such form.
Equity Compensation Plan Information
No shares of Pubco Common stock were covered by awards outstanding under any equity compensation plan as of the date of this joint proxy statement/information statement/prospectus.
Vote Required for Approval
The approval of this Incentive Plan Proposal requires an ordinary resolution under Cayman Islands law, being the simple majority of the holders of the ordinary shares who, being present (or represented by proxy) and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for purposes of establishing quorum, will not count as a vote cast at the Extraordinary General Meeting.
Failure to submit a proxy or to vote in person at the Extraordinary General Meeting, an abstention from voting or a broker non-vote will have no effect on the Incentive Plan Proposal.
The Current Sponsor and IWAC’s directors and officers have agreed to vote the any ordinary shares owned by them in favor of the Incentive Plan Proposal. See “Proposal Three  — The Business Combination Proposal — The Business Combination Agreement  — Related Agreements  — Sponsor Support Agreement” for more information.
THE IWAC BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT IWAC SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE INCENTIVE PLAN PROPOSAL.

PROPOSAL SEVEN — THE DIRECTOR ELECTION PROPOSAL
The IWAC Board is currently divided into three classes with only one class of directors being elected in each year and each class serving a three-year term.
If the Charter Proposal is approved, the Proposed Charter will keep the classification of our Board and the Pubco Board will consist of three classes of directors, with only one class of directors being elected in each year at the annual meeting of stockholders commencing in 2026, and each class (except for those directors appointed prior to the first annual meeting of stockholders) serving a three-year term whose term will continue to the first annual meeting of stockholders following the date of the Closing.
Douglas Benoit, Donald Fell, and Daniel Kelly Kennedy have been nominated to serve as a Class I directors, whose terms expire at the annual meeting of stockholders to be held in 2026 or until such director’s successor has been duly elected and qualified, or until each such director’s earlier death, resignation, retirement or removal. Matthew Malriat and Qun Hua Wang have been nominated to serve as Class II directors, whose terms expire at the annual meeting of stockholders to be held in 2026 or until each such director’s successor has been duly elected and qualified, or until each such director’s earlier death, resignation, retirement or removal. Binson Lau has been nominated to serve as the Class III director whose terms expire at the annual meeting of stockholders to be held in 2027 or until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, retirement or removal.
For information about the nominees to the Pubco Board, see “Management of Pubco Following the Business Combination.”
Full Text of Resolution
The full text of the resolution to be proposed is as follows:
“RESOLVED, as an ordinary resolution, that the appointment of Douglas Benoit, Donald Fell, and Daniel Kelly Kennedy to serve as a Class I directors of IWAC Holding Company Inc. whose terms expire at the annual meeting of stockholders to be held in 2026 or until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, retirement or removal, Matthew Malriat and Qun Hua Wang to serve as Class II directors of IWAC Holding Company Inc. whose terms expire at the annual meeting of stockholders to be held in 2027 or until each such director’s successor has been duly elected and qualified, or until each such director’s earlier death, resignation, retirement or removal, and Binson Lau to serve as Class III director of IWAC Holding Company Inc. whose terms expire at the annual meeting of stockholders to be held in 2028 or until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, retirement or removal, be authorized, approved and confirmed in all respects.”
Vote Required for Approval
If the Business Combination Proposal is not approved, the Director Election Proposal will not be presented at the Extraordinary General Meeting. The approval of this Director Election Proposal requires an ordinary resolution, being the affirmative vote of the holders of a simple majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for purposes of establishing quorum, will not count as a vote cast at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for purposes of establishing quorum, will not count as a vote cast at the Extraordinary General Meeting.
Failure to submit a proxy or to vote in person at the Extraordinary General Meeting, an abstention from voting or a broker non-vote will have no effect on the Director Election Proposal.
The Business Combination is conditioned upon the approval of the Director Election Proposal, subject to the terms of the Business Combination Agreement. Notwithstanding the approval of the Director Election Proposal, if the Business Combination is not consummated for any reason, the actions contemplated by the Director Election Proposal will not be effected.
The Current Sponsor and IWAC’s directors and officers have agreed to vote the any ordinary shares owned by them in favor of the Director Proposal. See “Proposal Three  — The Business Combination Proposal  — The Business Combination Agreement — Related Agreements — Sponsor Support Agreement” for more information.

THE IWAC BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT IWAC SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE DIRECTOR ELECTION PROPOSAL.

PROPOSAL EIGHT — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow IWAC’s board of directors to adjourn the Extraordinary General Meeting to a later date or dates or sine die, if necessary or desirable, at the determination of the IWAC Board. In no event will IWAC’s board of directors adjourn the Extraordinary General Meeting or consummate the Business Combination beyond the date by which it may properly do so under our Existing Organizational Documents and Cayman Islands law.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by IWAC’s shareholders, IWAC’s board of directors may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for the approval of the NTA Proposal, the Domestication Proposal, the Business Combination Proposal, the Charter Proposal, the Incentive Plan Proposal or the Director Election Proposal. If we do not consummate the Business Combination and fail to complete an initial business combination by December 15, 2025 (subject to the requirements of law), we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the Public Shareholders.
Full Text of Resolution
The full text of the resolution to be proposed is as follows:
“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a later date or dates or sine die to be determined by the chairman of the extraordinary general meeting, if necessary or desirable, at the determination of the IWAC Board be confirmed, ratified and approved in all respects.”
Vote Required for Approval
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for purposes of establishing quorum, will not count as a vote cast at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for purposes of establishing quorum, will not count as a vote cast at the Extraordinary General Meeting.
Failure to submit a proxy or to vote in person at the Extraordinary General Meeting, an abstention from voting or a broker non-vote will have no effect on the Adjournment Proposal. The Business Combination is not conditioned upon the approval of the Adjournment Proposal.
Recommendation of the IWAC Board of Directors
THE IWAC BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT IWAC SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BTAB’S BUSINESS
References in this section to “we,” “our,” “us,” “the Company” or “Btab” generally refer to Btab Limited and its consolidated subsidiaries.
Our Company
Btab is an e-commerce company that integrates supply chain management, product distribution, and digital commerce solutions to support small businesses in both online and offline retail operations. The company operates a hybrid business model that combines product manufacturing, wholesale distribution, and retail operations with e-commerce platforms and digital marketplace solutions.
Btab sources, manufactures, and distributes a range of furniture, home goods, and food products through both its own production facilities and third-party suppliers. The company supplies products to resellers, wholesalers, and direct customers, supporting their business operations through an integrated commerce infrastructure. The company’s commerce solutions include product supply, marketing platforms, physical showrooms, warehousing, fulfillment coordination, and after-sales support, enabling businesses to operate efficiently and scale their sales channels.
Btab facilitates commerce by providing logistics and fulfillment services, including storage, delivery coordination, and pick-up management, to help businesses optimize their distribution strategies. The company also offers marketing and business management tools to support customer engagement, advertising, and brand development. In addition, its after-sales support services, such as exchange coordination and return management, ensure reliability for both resellers and end customers.
By leveraging global supplier partnerships and bulk purchasing capabilities, Btab enables businesses to access cost-effective procurement solutions, inventory stability, and a broad range of product offerings. Through its hybrid business model, Btab functions as both a direct supplier and a digital commerce enabler, providing businesses with the necessary tools and infrastructure to manage operations through technology-driven automation and integrated supply chain solutions.
We aspire to be the leading e-commerce company for small businesses, measured by the breadth of our product offering, the number of active resellers and customers served across markets, and the gross merchandise value (GMV) transacted through our ecosystem. Our goal is to support a global network of resellers and micro-entrepreneurs by providing access to technology-driven commerce solutions, efficient product sourcing, and logistics infrastructure.
We also aim to make a significant social impact by enabling small businesses and independent merchants, particularly in underserved and emerging markets, to access e-commerce tools and global supply chains. We define ‘significant social impact’ as creating inclusive economic opportunities through scalable digital platforms, helping to reduce the digital divide for small retailers, and supporting job creation and entrepreneurship through accessible business tools.
Our company, Btab Ecommerce Group, Inc. (BEG), is comprised of the following entities:
Btab Ecommerce Service Pty Ltd. (BES), which provides service through online platforms and physical trading locations. These services consist of ecommerce management and online marketing services including, ads in marketplaces, banner ads in the Btab network and property listing;
Btab Technology Pty Ltd. (BTEC), which develops digital commerce solutions, SaaS platforms, and automation tools. BES and BTEC did not generate any revenue as of June 30, 2025;
Lounge Innovation WA Pty Ltd. (LI), which manufactures and distributes furniture on a wholesale basis;
TE Wang Pty Ltd (TE), Australia Third-Party Produced Furniture and Home Goods, which provides retail and wholesale homeware and furniture supplies; and
Millenium Impex Limited (MI), which supplies food, grocery, and general goods in retail and wholesale markets.

Below is an outline of our general business models:

Manufacturer/ Wholesaler
Manufacturer/ Wholesaler
Manufacturer/ Wholesaler
Btab Network
Btab
Technology that works
SHOP
Online Store/ Reseller
SHOP
Online Store/ Reseller
SHOP
Online Store/ Reseller
Online Marketplaces
here?
Btab
Business Flow
B2B to B2C

Reorganization/Major Developments in our Business
American Seniors Association Holding Group, Inc. (“ASA”) was incorporated on February 19, 2010, in the State of Georgia, the United States. The Company offered membership discounts on dental, eye, auto, life, home, pet, and travel insurance along with discounts through a travel and auto club. All sales generating assets were sold on September 11, 2020. During the year ended December 31, 2022, the Company had no revenue and was an acquisition target. On March 6, 2023, the Company announced it had acquired, effective March 3, 2023, five operating subsidiaries from the Btab Group, a private entity, and issued certain shares of its stock as consideration for the purchase of the operating subsidiaries. Btab Group became the controlling shareholder of the Company concurrently with the closing of the acquisition. The Company changed its name on June 5, 2023 to Btab Ecommerce Group, Inc. (“BEG”) and began trading under the BBTT trading symbol on June 5, 2023. ASA is now the parent and holding company in the consolidated group and has no operations that generate revenues.

Third-Party Providers
Btab regularly collaborates in the ordinary course of business with third-party providers to support its business operations. These partnerships include:
1.
Product Suppliers: External manufacturers and wholesalers that provide finished goods or raw materials for resale across Btab’s operational segments.

2.
Logistics Providers: Btab partners with global and regional logistics firms for fulfillment services, including storage, shipping, and returns. These providers ensure seamless order fulfillment and enhanced customer satisfaction.

3.
Technology Vendors: Third-party technology partners provide additional tools for integrating payment gateways, analytics, and data management.

4.
E-Commerce Marketplaces: Established platforms such as Amazon and eBay are leveraged to enhance market visibility and product distribution.

5.
Marketing and Advertising Partners: Partnerships with social media platforms and advertising networks enable targeted campaigns and broader market outreach.

Our Reportable Business Segments
We diversify our business by geography, historically operating in both Hong Kong and Australia. However, during fiscal year 2024, our geographic concentration shifted primarily to Australia, as Hong Kong revenues declined due to a strategic reduction in investment and focus on new international markets. While we continue to maintain an active presence in Hong Kong, the segment contributed approximately 8% of total revenues in 2024, down from 41% in 2023.
Our business is organized into four reportable segments:
I.
Australia-Owned Manufactured Furniture

Our Australia-Owned Manufactured Furniture segment represented approximately 42% and 71% of our net revenues for the fiscal years ended December 31, 2023 and 2024, respectively. This segment includes furniture designed and produced by our in-house Australian manufacturing team, supporting both direct-to-consumer and reseller fulfillment channels through Lounge Innovation WA Pty Ltd. or “LI”. LI was incorporated on October 28, 1992, in Western Australia. LI’s business consists primarily of furniture manufacturing, wholesale, research and development on commercial furniture design and manufacturing. Specifically, we supply products directly to consumers and to resellers, from our own manufacturing facilities. LI’s products are sold primarily through the following channels: independent contract furniture dealers, direct customer sales, owned and independent retailers, and promoted through the Company’s eCommerce and marketing platforms. This segment leverages Btab’s technology platforms for supply chain management, enhancing operational efficiency and customer engagement. By integrating digital tools into its supply chain, LI ensures streamlined order fulfillment and enhanced reseller support, reinforcing its position as a leading player in the Australian furniture market.

a.
Products and Customers

Our Australia-Owned Manufactured Furniture segment specializes in the design, production, and distribution of high-quality upholstered furniture, case goods, and home furnishing accessories. These products are sold through both wholesale channels to resellers and directly to end users, including customized, project-based clients. We supply wholesale resellers with a diverse range of fabric and leather furniture, including recliners and traditional styles. Additionally, LI offers customized furniture solutions tailored to meet the unique requirements of specific industries. For example, in the aged care industry, furniture must be designed with enhanced durability, ergonomic support, and safety features, which differ significantly from standard consumer-grade products. LI’s flexibility in customization allows it to adapt designs, materials, and functionality to meet industry-specific needs. LI employs automated manufacturing processes, including a CAD-CAM system for design and pattern matching, integrated with a precision fabric-cutting system. These technologies enhance production efficiency and consistency in product quality. The company has received over 40 Furniture Industry of Australia awards, recognizing its adherence to industry standards in design and material selection. In addition to traditional wholesale distribution, LI leverages e-commerce platforms to expand its market reach and enhance customer engagement. While e-commerce does not serve as a direct revenue-generating channel, it plays a key role in driving brand awareness, facilitating product discovery, and generating leads for wholesale and project-based sales. By integrating digital commerce with its traditional sales strategy, LI provides a seamless customer experience, improves operational efficiency, and strengthens its position in the Australian furniture market.
b.
Industry Trends and Market Opportunity

According to statista, the furniture market in Australia is projected to generate revenues of over $12 billion in 2025, with an annual growth rate (CAGR 2025-2029) of 4.89% from 2025-2029. Our furniture manufacturing and wholesale business is one of the largest manufacturers and designers of upholstery in Australia. LI’s business consists primarily of furniture manufacturing, wholesale, research and development on commercial furniture design and manufacturing. We compete against large and well-known designers and manufacturers of furniture that sell broad product lines through various types of retail establishments such as Ikea and King Living. We also compete against many other companies that manufacture and sell narrower product lines sold through retail establishments. This industry is highly competitive, and some of our principal competitors in the industry are larger than we are and have greater resources than we do. Competitive activities on their part could cause our sales to suffer. From time to time, we need to reduce the prices for some of our products to respond to competitive and customer pressures or to maintain our position in the marketplace. Such pressures also may restrict our ability to increase prices in response to raw material and other cost increases. Any reduction in prices as a result of competitive pressures, or any failure to increase prices when raw material costs increase, would harm profit margins and, if our sales volumes fail to grow sufficiently to offset any reduction in margins, our results of operations would suffer.
We are also subject to significant competition from other manufacturers for the time, attention and commitment of new and existing resellers, as well as continued traffic to our retail stores. Our ability to remain competitive depends, in significant part, on our success in retaining and growing our reseller and end-user base. There can be no assurance that our programs for recruiting and retaining distributors will be successful. The pool of individuals who may be interested in purchasing our products is limited in each market and it is reduced to the extent other furniture manufacturing companies successfully operate in the same competitive space. There can be no assurance that other furniture manufacturers will not be able to encroach upon our existing resellers or deplete the pool of potential customers in a given market.
II.
Australia Third-Party Produced Furniture and Home Goods

Our Australia Third-Party Produced Furniture and Home Goods segment represented approximately 21.4% of our Fiscal 2024 net revenues, compared to 17.2% in 2023, reflecting increased demand for externally sourced furniture lines and expanded procurement through T E Wang Pty Ltd (“TE”). TE was incorporated on December 7, 2001, in Western Australia, Australia. It is in the business of homeware and furniture supplies. These products are sold under the New Idea Furniture brand and distributed through multiple sales channels, including our furniture store, reseller partnerships, and our digital commerce sites, such as https://furnitureperth.net.au, https://products.marketplace.net.au, and https://australiafurniture.xyz. This segment leverages Btab’s e-commerce tools, including inventory management and order fulfillment systems, to optimize operations. Specifically, we supply products directly to consumers and to resellers, from third-party manufacturers and wholesalers. With Btab’s platform such as https://homeware.furniture, https://bathroomkitchen.com.au and https://workspace.homeware.furniture, we connect resellers with manufacturers and wholesalers around the world, allowing them to access better deals and a greater product range through our buying power.
a.
Products and Customers

Our Australia Third-Party Produced Furniture and Home Goods segment focuses on reselling upholstered furniture, case goods, and other home furnishing accessories to resellers and end consumers through both wholesale distribution and digital commerce platforms. TE’s core strength lies in its ability to source, distribute, and optimize the sale of high-quality furniture and home goods. This is achieved through a diverse supplier network, a multi-channel sales strategy, and advanced supply chain management. In addition to traditional wholesale distribution, TE leverages e-commerce platforms to enhance product visibility and drive customer engagement. While e-commerce does not serve as a direct revenue-generating channel, it plays a significant role in supporting overall sales by facilitating customer outreach, product discovery, and lead generation. By integrating digital commerce with traditional sales channels, TE ensures efficient order fulfillment, inventory management, and a seamless customer experience across multiple touchpoints.
b.
Industry Trends and Market Opportunity

The Australian furniture and home décor market is projected to generate combined revenues of approximately US$14.5 billion in 2025, with an anticipated annual growth rate of 4.5% from 2025 to 2029. The furniture sector is expected to contribute US$12.65 billion (Source: Statista), growing at a CAGR of 4.89%, while the home décor sector is projected at US$1.85 billion (Source: Statista), with a CAGR of 2.47%. This segment is highly competitive, consisting of a wide range of products such as furniture, decor, kitchenware, bedding, lighting, and storage solutions. Major players in this space include both large retailers such as Ikea, Harvey Norman, Bunnings Warehouse, Nick Scali and Temple & Webster (as an online retailer), as well as specialized local brands such as Fantastic Furniture, and Freedom Furniture. These companies operate through multiple sales channels, including physical retail stores, online platforms, and direct-to-consumer (DTC) models.
The home goods industry faces many of the same challenges as the furniture sector. Shifting consumer preferences, influenced by design trends, sustainability concerns, and economic factors, play a significant role in shaping market demand. Companies must also navigate price pressures, particularly during seasonal promotions and fluctuations in raw material and logistics costs. Additionally, competition from direct-import brands and private-label retailers continues to drive aggressive pricing strategies, further intensifying market competition.
To remain competitive, businesses in this industry must offer a diverse and well-curated product range to differentiate themselves from mass-market competitors. Optimizing supply chains is crucial to reducing costs and minimizing disruptions. Furthermore, investment in digital commerce and omnichannel retailing leveraging online platforms has become essential for sustaining market relevance and expanding customer reach. As consumer behavior shifts increasingly towards online shopping, leveraging Btab’s e-commerce tools and maintaining efficient inventory management systems will be crucial for retaining market share and driving growth.
III.
Hong Kong Food Products (Import and Export)

Our Hong Kong food products segment, representing approximately 8% of our Fiscal 2024 net revenues, primarily facilitates the import and export of food products, with significant reach across Asia through Millenium Impex Limited (“MI”). MI was incorporated on September 21, 2015, in Hong Kong, China. It operates in the food, grocery, and general goods supplies sector. Btab’s platforms such as https://aussie.markets/grocery/ and https://chemistd.chemist.deals are integral to sales management and supplier coordination for this business. Although the Hong Kong Food Products segment previously constituted a significant portion of our revenue, it represented only 8% of our revenue in fiscal year 2024.

This decrease reflects our strategic pivot to international markets. We have scaled down operations in Hong Kong but have not abandoned the market and continue to evaluate future opportunities in the region.
a.
Products and Customers

Our Hong Kong Food Products segment focuses on sourcing, distributing, and exporting food and grocery products across Asia. The product portfolio includes meats, spices and condiments, wine and beverages, and grocery staples. The customer base primarily consists of wholesale distributors, supermarket chains, specialty food retailers, restaurants, and catering companies. The segment supplies beef and other meats, as well as chili products, sauces, and seasoning blends tailored to the Asian market. Additionally, it distributes wines, and non-alcoholic beverages to retail and hospitality businesses. The product line also includes grocery staples, such as health care food products, cooking oils, canned goods, and packaged snacks. Through established supplier partnerships and supply chain logistics, the segment ensures product availability, cost efficiency, and reliable delivery to meet market demand. In addition to wholesale distribution, this segment utilizes e-commerce platforms to strengthen its market presence and customer reach. While e-commerce does not directly generate revenue, it enhances brand visibility, facilitates product discovery, and supports lead generation for wholesale orders. By integrating digital commerce with traditional sales strategies, the segment enhances operational efficiency, optimizes inventory management, and ensures a streamlined customer experience across multiple sales channels.
b.
Industry Trends and Market Opportunity

The Hong Kong food products market serves as a key import and export hub in Asia, facilitating trade across the region. In 2024, Hong Kong imported approximately $24.1 billion in food and agricultural products, including $1.6 billion from the United States and approximately $20.2 billion in consumer-oriented goods, representing a 1.1% decline from 2023. (Source: USDA Foreign Agricultural Service, Exporter Guide Annual — Hong Kong, Report No. HK2025-0032, March 2025). Given its strategic location and well-developed logistics infrastructure, Hong Kong remains a crucial gateway for food distribution to Mainland China and Southeast Asia.
The industry is highly competitive, with demand shifting towards organic, health-conscious, and sustainably sourced food. Supermarkets dominate food retail sales, accounting for over 60% of total retail sales, supported by 700+ supermarkets, 1,300 convenience stores, and 100+ traditional markets (USDA). Major players in this market include Dah Chong Hong Holdings, Four Seas Food Investment, Kampery Group, and Sun Shun Fuk Foods, each specializing in different product categories such as packaged goods, fresh imports, and beverages (HKTDC).
The Hong Kong food and grocery sector is projected to grow at a compound annual growth rate (CAGR) of 3.1% from 2025 to 2029, driven by three key factors:
1.
Digital transformation — The rise of online grocery platforms is changing how consumers purchase food.

2.
Health-conscious consumption — Increasing demand for organic and sustainable food products is shaping import trends.

3.
Cross-border trade opportunities — Hong Kong’s low import tariffs and strong logistics network provide a gateway for food distribution to Mainland China and Southeast Asia.

Despite its growth potential, the industry faces several challenges. Price pressures remain a concern, with importers and wholesalers adjusting prices due to fluctuations in raw material costs, trade regulations, and transportation expenses. Additionally, businesses must navigate supply chain risks, including logistics disruptions, port congestion, and changing regulatory requirements.
Overall, success in the Hong Kong food products industry depends on our ability to maintain robust supplier relationships, leverage technology for operational efficiency, and adapt quickly to changing market demands, particularly as consumer trends continue to evolve in favor of health-conscious and sustainably sourced food options.

IV.
Technology and E-commerce Services

This segment encompasses Btab’s technology platforms and e-commerce services, which are foundational to the company’s operations. Although no material revenue has been directly generated from online marketing services, e-commerce management services, or technology services in 2025 and 2024, these platforms such as https://btabdomains.com, https://propterest.com.au, https://www.btabads.com, and https://socialsocial.social, play a critical enabling role for the group. The development of our e-commerce network is primarily conducted by our affiliate company, Btab Group Inc. Our e-commerce technology is expected to streamline operations and improve efficiency, supporting our plans for geographic expansion into new international markets as a global e-commerce company.
a.
Products and Customers

Btab has technology platforms that support its business operations, improving efficiency, scalability, and engagement across multiple segments. These platforms are utilized by both affiliated companies within the Btab Group and external users under a freemium model, enabling business operations across all segments. As part of its strategic growth plan, Btab is working to enhance these platforms with advanced technology, including artificial intelligence (AI), to support operational improvements and transition towards monetized models.
Btab Marketplaces:
Btab facilitates transactions between suppliers and resellers through its network of marketplaces. These platforms provide the necessary infrastructure for product distribution, inventory management, and business scalability, supporting the company’s ecosystem. Key features include:
•
Industry-Specific Marketplaces: Platforms catering to furniture, home goods, and food products, ensuring supply chain efficiency.

•
Regional Marketplaces: Marketplaces localized for Australia, the USA, and Asia-Pacific, allowing businesses to access global trade while maintaining local relevance.

•
Integrated Supply Chain Support: Tools for order processing, inventory tracking, and supplier coordination to facilitate efficient transactions.

•
User-Friendly Interfaces: Customizable systems that simplify buying and selling processes for resellers and suppliers.

These marketplaces contribute to operational efficiency and are expected to transition towards monetized models by mid-2025.
Online Marketing Platforms:
Btab operates multiple marketing platforms that support resellers by providing tools to improve product visibility and sales. These platforms operate under a freemium model and include:
•
Managed Listings: Automated product listings across Btab’s marketplaces and third-party platforms.

•
Pay-Per-Click Advertising: Advertising options that allow resellers to manage ad budgets and target specific audiences.

•
Banner and Display Ads: Advertising options integrated across Btab’s platform.

•
Social Commerce Integration: Tools for connecting with social media platforms to support product promotions.

•
Performance Analytics: Reporting tools that assist resellers in evaluating advertising performance.

These platforms support resellers in enhancing their business operations. Monetization through subscription and transaction-based pricing is expected by mid-2025.
Btab Commerce and Btab Domains:
Btab Commerce and Btab Domains provide infrastructure for storefront operations, inventory management, and domain hosting, enabling businesses to manage their online presence.

•
Customizable Storefronts: Tools to create online stores.

•
Inventory Management: Features for tracking stock and automating reordering.

•
Integrated Payment Solutions: Payment gateways for transaction processing.

•
Domain Management Services: Hosting and domain registration services.

•
Scalability: Adaptable tools for business expansion.

These platforms facilitate business operations and enhance engagement with customers and suppliers.
Third-Party Platforms:
Btab also uses established marketplaces such as Amazon and eBay to expand market reach and facilitate product distribution.
a.
Industry Trends and Market Opportunity

The e-commerce and technology services industry is experiencing rapid growth, driven by increasing digital adoption, evolving consumer behavior, and the need for businesses to transition to an online-first marketplace. With the expansion of global trade and the rise of small businesses and independent merchants, platforms that support e-commerce operations — such as supply chain management, marketing, and customer engagement tools — have become essential. According to Global Market Insights, the market for digital commerce applications, or “e-commerce platforms,” was valued at $8.7 billion in 2023 and is expected to grow at a compound annual growth rate (CAGR) of 13.5%, reaching $27.1 billion by 2031(Global Market Insights). This global market includes both legacy e-commerce platforms and Software-as-a-Service (SaaS) e-commerce platforms.
We believe our total addressable market (TAM) is materially larger than e-commerce platform spend due to the potential for additional revenue streams from our technology partner ecosystem. This estimation is based on our ability to generate incremental revenues through third-party technology integrations, value-added online marketing services, e-commerce management solutions, and related offerings. This expanded TAM reflects our ability to monetize not only product sales facilitated through our platforms and third-party marketplaces, but also value-added services delivered to our reseller base. These include SaaS subscriptions for reseller tools, managed listings, advertising, logistics services, and showroom or sales support. While these services have not yet generated material standalone revenue, we expect to begin monetizing them in 2025. As these offerings scale, we believe they will significantly increase our monetizable opportunity relative to conventional platform-only models. These revenue streams complement our existing e-commerce platforms and expand our market reach by leveraging our partnerships and technology infrastructure. While direct revenue from e-commerce platforms has not been recorded, several platforms within the Btab ecosystem have indirectly contributed to group revenue by facilitating transactions and enhancing operational efficiency. These contributions include:
1.
Marketplaces: Btab and third-party platforms such as Amazon and Facebook facilitates transactions between suppliers and resellers, enabling revenue generation through product sales recorded under various categories. The platforms have been leveraged by businesses in the group to distribute products and drive sales. Revenue from these transactions is recorded under “product sales” rather than being attributed directly to the platform.

2.
Btab Commerce and Btab Domains: These tools support inventory management, storefront operations, and domain hosting, indirectly enhancing revenue streams by improving customer and supplier engagement.

The integrated approach of Btab’s ecosystem drives revenue through platform-enabled activities, with contributions recorded under end transactions, such as product sales and shipping services. This highlights the significance of e-commerce platforms in supporting group operations and achieving long-term growth objectives.
While we have not generated material revenues from online marketing services, e-commerce management services, or technology services for the six months ended June 30, 2025 and the fiscal year ended December 31,

2024, these initiatives remain a key focus of our long-term strategy. Significant investments have been made in infrastructure, operational readiness, and partnerships to support the development and future monetization of these service lines. As we continue to build out these capabilities, we anticipate capturing a larger portion of the total addressable market. We believe our partner ecosystem positions us uniquely to derive additional value from these offerings, further strengthening our competitive advantage in the broader e-commerce landscape.
This sector is projected to continue its robust growth, with significant investments in proprietary technologies designed to optimize operations, improve efficiency, and enhance user experience. These trends directly impact Btab’s business model, as the company leverages its e-commerce platforms to transform its revenue-generating business lines in furniture, home goods, food supplies, and logistics services. Below are the key trends shaping the industry:
1.
Criticality of Online Presence

As global internet usage increases, businesses are prioritizing their online presence to remain competitive. A significant portion of consumers now prefer online shopping for various products, including homeware and office supplies. This shift underscores the importance of integrated e-commerce ecosystems like Btab’s, which empower small businesses to build robust online presences.
2.
Rise in Online Commerce

Global retail e-commerce sales reached approximately $5.8 trillion in 2023 and are projected to surpass $8 trillion by 2027, reflecting sustained growth in online consumer spending (Statista, 2023). This trend is particularly strong in sectors such as furniture, home goods, and groceries, where consumers increasingly favor the convenience of online shopping. Platforms such as Temple & Webster in Australia and Wayfair in the United States demonstrate how e-commerce ecosystems drive growth by offering convenience, scalability, and seamless consumer experiences.
Btab leverages this shift by integrating its revenue-generating businesses — spanning homeware, furniture, and food products — into its e-commerce platform. This approach enables direct consumer engagement, expands market reach, and positions Btab to replicate the success of leading e-commerce platforms.
3.
Digital Transformation in B2B Commerce

B2B e-commerce is undergoing significant digital transformation, with businesses increasingly relying on online platforms to streamline procurement and enhance efficiency. This trend is pertinent to Btab’s operations in office furniture supplies and shipping services, where digital platforms facilitate seamless transactions and supply chain management.
4.
Omni-Channel Selling and Consumer Behavior

Consumers are adopting omni-channel shopping behaviors, blending online and offline touchpoints to research and purchase products. A substantial portion of global e-commerce occurs on marketplaces, highlighting the importance of platforms like Btab’s, which enable businesses to engage with consumers across multiple channels, including marketplaces, social networks, and branded websites.
5.
Growth of Digitally Native Brands (DNBs)

The rise of digitally native brands (DNBs) is reshaping retail, with direct-to-consumer (DTC) models gaining popularity. Btab’s e-commerce platforms are tailored to support the rapid growth and scalability of DNBs, offering turnkey solutions that facilitate quick product launches and scaling to mid-market size and beyond.
6.
Advancements in Digital Technologies

Digital transformation continues to drive innovations in AI, data analytics, cloud computing, and omnichannel integration. These advancements are reshaping e-commerce, enabling businesses to offer personalized shopping experiences, streamline operations, and gain actionable insights from customer data. Btab leverages these technologies to enhance its platform’s capabilities, empowering small businesses and independent merchants to compete effectively in the digital economy.
Our Growth Strategy

Products
Variety of Products available to resellers
Online Stores
Resellers sell products via online stores
Marketing
Resellers use online marketing platforms to promote and achieve more sales volume
Sales Support / Product Showrooms
Resellers use multiple sales channels such as online marketplaces and physical showrooms to drive sales
Fulfillment
Orders fulfill by fulfillment companies
Btab
Commerce

I.
E-Commerce

We intend to focus on developing our e-commerce business and brand across all of our reportable segments to generate growth in our business. As e-commerce continues to gain momentum, particularly in international markets, businesses are focusing on streamlining their technology platforms to provide integrated solutions that simplify online selling, order fulfillment, and logistics management. Btab aims to become a key player in this space by offering a comprehensive set of tools for small businesses to create and manage their online presence. This includes online store building, e-commerce hosting, payment solutions, inventory management, and digital marketing support. We believe these services will enable merchants to focus on growing their businesses while leveraging advanced technology to handle the complexities of online commerce.
We also believe there is a growing need for efficient supply-chain technology that allows businesses to manage their inventories, fulfill orders promptly, and scale operations globally. As part of its future investments, Btab’s focus on developing and delivering proprietary e-commerce and supply-chain technology will play a crucial role in expanding its global footprint, improving operational efficiencies, and supporting geographic expansion.
To further strengthen its platform capabilities and unlock new growth opportunities, Btab is investing in advanced technology upgrades across its platforms:
Online Marketing:
Btab is enhancing its digital marketing platforms with AI-powered analytics and advanced automation to further support users in promoting their products and driving sales. These upgrades will include Predictive Targeting Algorithms, Dynamic Content Optimization, Integrated Multi-Channel Campaign Management and Customizable Dashboard. Monetization will begin by mid-2025 through a mix of subscription fees, transaction-based charges, and advanced premium features such as audience segmentation tools and real-time performance monitoring.

E-Commerce Management:
Enhancements to these tools will include AI-driven inventory forecasting, automated pricing adjustments, and predictive customer behavior analysis. These upgrades aim to help users optimize inventory levels, improve sales efficiency, and maximize profitability. Phased rollouts of the upgraded platforms are expected to begin in mid-2025.
Technology Services:
Btab is integrating advanced technologies, such as AI and machine learning, into its platforms to enhance operational efficiency for its partner ecosystem. Planned upgrades include automated data insights for supplier engagement, blockchain-enabled transaction security, and AI-driven customer support solutions. These improvements will enhance the functionality and scalability of the platforms, with monetization targeted to commence by the end of 2025.
Strategic Importance of the Platforms
These platforms are essential to Btab’s current operations, enabling seamless business activities, improving operational efficiency, and supporting scalability across all segments. By enhancing these platforms with advanced technologies, Btab aims to transition from a freemium model to a revenue-generating model, unlocking significant growth opportunities. The planned upgrades will position Btab’s platforms as state-of-the-art solutions for businesses, strengthening its competitive advantage and expanding its role as a leading technology partner in the digital economy.
While this segment has not yet generated revenues, we believe the global shift towards online retail and the increasing reliance on technology for business operations offer significant growth opportunities. By positioning itself as a leading all-in-one platform for independent merchants, Btab aims to meet the evolving demands of small businesses seeking to establish and scale their digital operations across diverse international markets. This industry is competitive, with established players like Shopify and Amazon. However, we believe there is substantial room for innovation and disruption by offering specialized solutions tailored to the unique needs of small businesses and independent merchants.
We aim to help connect global manufacturers and consumers and increase affordability. We want to be the platform for everyone around the world that wants to access to global manufacturers and start an online retail business. To that end, we plan to pursue the following growth strategies:
Grow Our Base of Users and resellers:
We are focused on growing our reseller base and user base around the world. We currently serve users in over 20 countries and continue to expand our reach through strategic initiatives.
Resellers are individuals or businesses that sell products supplied by Btab using the storefronts, networks, facilities and tools provided by Btab. These resellers benefit from Btab’s infrastructure, which streamlines product sourcing, inventory management, and customer engagement. Resellers are integral to Btab’s revenue model, driving product sales while leveraging Btab’s ecosystem to grow their own businesses. The reseller base represents a transactional customer segment directly tied to product sales. Historically, Btab sold their products through multiple channels; however, moving forward, we aim to expand the reselling opportunities to more individuals and small businesses worldwide. This approach enables anyone to become a retailer through Btab, leveraging e-commerce as a tool to access global markets and streamline online selling.
Users include individuals or businesses that utilize Btab’s online marketing platforms and tools to promote their own products or services. Unlike resellers, users may not sell or purchase Btab’s products but engage with Btab’s ecosystem to access marketing solutions, operational tools, and business growth strategies. Users also include website visitors, who interact with Btab’s digital platforms such as https://socialsocial.social but may not actively participate in transactions. While resellers contribute directly to revenue, users play a crucial role in expanding engagement, increasing platform activity, and potentially converting into resellers or customers over time.

(Manufacturers / Wholesalers)
Resellers
1)
Btab
Products
2)
Btab
Products
3)
Btab
Products
4)
Btab
Products
5)
Btab
Products
and more
Btab
Online Store
Resellers can sell products supplied by a supplier (Specialized Store)
OR
Btab
Online Store
Resellers can sell products supplied by multiple suppliers

Btab offers resellers a new online selling model that allows them to represent a specific brand. This approach addresses the concerns of brands that prefer not to have their products sold alongside competitors. Traditionally, partnering with these brands was challenging without a significant investment.

Btab offers resellers a new opportunity to sell a range of products from multiple suppliers and brands at low cost, helping them stay competitive. This was previously challenging for small businesses without significant investment and was typically only feasible for larger corporations.

Interactive and Engaging Features
Btab plans to implement a range of features designed to enhance reseller and user engagement on its platforms. These features aim to increase user participation and drive sales activity. To encourage engagement, Btab will introduce gamified incentives, where resellers can earn rewards for achieving specific sales milestones or effectively promoting products. Additionally, Btab will offer educational webinars and interactive tutorials to assist resellers in optimizing their e-commerce strategies, improving platform utilization, and maximizing their revenue potential.
Btab is also focusing on social commerce integration, incorporating tools that allow resellers to leverage social media platforms for sales. Features such as shoppable posts, customer engagement tools, and embedded product reviews will enable resellers to market and sell products directly through social channels. These enhancements aim to create a more dynamic and engaging user experience, making it easier for resellers to attract and convert customers.
Engagement and Monetization
Increased engagement on Btab’s platforms is expected to contribute directly to monetization through various mechanisms. Btab will leverage data analytics and artificial intelligence (AI) to provide personalized product recommendations, targeted promotions, and inventory forecasting for resellers. By analyzing user behavior, Btab will be able to enhance the shopping experience, leading to higher conversion rates and increased transaction volumes.
To further drive reseller activity, Btab will implement reseller incentives and dynamic discounting models. Volume-based discounts and performance-based incentives will encourage repeat transactions and higher sales. Additionally, promotional tools will allow resellers to access targeted pricing strategies that align with their sales performance and customer demand trends.
Btab is also investing in ease-of-use enhancements to ensure that its platform remains accessible and user-friendly. A simplified interface with intuitive navigation will reduce barriers to adoption, enabling resellers and users to efficiently manage their stores, track inventory, and optimize sales. Improved customer support and logistics integration will further streamline the reseller experience, making it easier for businesses to operate successfully within the Btab ecosystem.
Funding and Implementation Timeline
Btab’s growth strategy will be supported through a combination of internal reinvestment and strategic funding initiatives. Revenue generated from existing product lines will be reinvested into the development of new services, such as advertising solutions, subscription models, and reseller management tools. Additionally, Btab plans to explore strategic partnerships and acquisitions, focusing on complementary technology and logistics services. These acquisitions will be financed through a mix of cash reserves, equity issuance, and external collaborations.
To support marketing and customer acquisition efforts, Btab will allocate a percentage of its operational cash flow toward targeted advertising and reseller outreach programs. Furthermore, Btab intends to invest in ongoing research and development (R&D) to drive innovation and enhance platform capabilities.
Implementation Timeline
Q1 2026: Rollout of interactive engagement tools, including gamified incentives and social commerce integration.
Q2 2026: Monetization of online marketing and SaaS-based features, including premium advertising and reseller analytics tools.
Q3 2026: Deployment of major platform upgrades, AI-driven analytics, and expanded reseller tools.
2026-2027: Execution of strategic acquisitions and integration of complementary services to strengthen Btab’s ecosystem.
II.
Strategic Acquisition of Underperforming Companies

Btab believes that the highly fragmented nature of the consumer goods industry, combined with the opportunity to leverage our position as a public company with access to financial resources, presents a significant opportunity for consolidation of brands that are ready to transition to growth in the e-commerce space. We use a disciplined approach to identify and evaluate acquisition candidates, and have strategically focused on acquiring underperforming businesses to expand our operational capabilities, diversify its revenue streams, and create synergies within our ecosystem. The Company evaluates underperformance based on the following criteria:
•
Financial Performance:   Businesses with declining or negative profit margins, revenue contraction, or inefficiencies in cost management.

•
Operational Challenges:   Companies that exhibit significant inefficiencies in supply chain management, inventory control, or e-commerce integration.

•
Market Presence:Entities that underutilize their market potential due to limited digital infrastructure, ineffective marketing strategies, or reduced customer engagement.

Since 2022, Btab has acquired five companies, three out of the five companies meeting one or more of the above criteria. These acquisitions include:
1.
Lounge Innovation WA Pty Ltd (LI):   A furniture manufacturer facing operational inefficiencies and a limited digital footprint.

2.
Millennium Impex Limited (MI):   A Hong Kong-based food and grocery supplier with constrained scalability and supply chain challenges.

3.
T E Wang Pty Ltd (TE):   A homeware and furniture supplier with underutilized market potential in Australia.

Through these acquisitions, Btab has implemented its e-commerce platforms, marketing tools, and operational expertise to address inefficiencies, optimize cost structures, and expand market reach. These acquired companies are referred to as “transformative partners” due to their alignment with Btab’s long-term strategic goals. We intend to actively pursue additional acquisitions over time, and we believe that our ability to acquire businesses at prevailing private company valuations will present opportunities for earnings growth, accretion and private-to-public valuation multiple positive arbitrage. Moreover, our acquisition strategy will provide opportunities not only to expand into new geographic areas, but also to expand our range of product offerings in existing areas of operation and cross-sell to our collective enterprise.

Our Competitive Strengths
Integrated E-Commerce and Supply Chain Solutions
Btab provides a comprehensive and integrated solution tailored to small and medium-sized businesses (SMBs), combining product sourcing, e-commerce tools, and marketing functionalities within a centralized ecosystem. This approach simplifies business operations, reduces reliance on multiple vendors, and enhances cost efficiency for SMBs.
Btab’s e-commerce distribution platforms feature an intuitive and flexible architecture that enables users to build, manage, and scale online stores with minimal technical expertise. The platform integrates SEO-driven marketing tools, data analytics, and fulfillment management solutions supported by strategic third-party logistics partnerships. Planned technology upgrades in Q4 2025 and beyond include predictive analytics for inventory forecasting, blockchain-enabled transaction security, and AI-driven customer support, further strengthening Btab’s competitive positioning.
Accessibility and Affordability
Btab’s platform reduces operational complexity and costs for SMBs by eliminating the need for multiple service providers. By integrating e-commerce management, social media presence, and data analytics within a single platform, Btab enables businesses to operate seamlessly across multiple sales channels and devices. This unified approach improves customer engagement, expands market access, and enhances long-term growth potential for SMBs.
Established Supply Chain and Market Presence
Btab’s operational footprint, supplier network, and long-standing customer relationships provide it with a competitive edge in the retail, wholesale, and commercial markets across Australia and Asia. The company’s ability to offer a diverse range of competitively priced, high-quality products allows it to serve multiple customer segments effectively.
Btab differentiates itself through scale and breadth of operations, enabling it to meet customer expectations through cost-efficient procurement, streamlined logistics, and access to a broad selection of products.
Strong Relationships with Leading Suppliers
Success in the furniture, home goods, and food import/export industries is highly dependent on supply chain stability and production quality. Btab has established long-term partnerships with suppliers in Australia and Asia, many of whom adhere to strict manufacturing and quality standards. These supplier relationships ensure consistent product availability, pricing stability, and operational efficiency.
Industry Stability and Market Positioning
Btab operates in markets that are less affected by rapid technological disruptions compared to industries like electronics or fast fashion. The core functionalities of home goods, furniture, and food distribution have evolved gradually over time, making these sectors less volatile and providing a stable growth trajectory. This predictability in demand cycles allows Btab to execute long-term business strategies with a structured capital allocation approach.
Experienced Management Team
Btab’s leadership team brings extensive experience in industrial manufacturing, e-commerce, and supply chain management. Key executives have over 20 years of experience in their respective fields, overseeing business expansion, strategic acquisitions, and operational improvements. The management team is focused on driving efficiency, optimizing platform capabilities, and executing a sustainable growth strategy to position Btab as a leading provider of integrated e-commerce solutions.

Competition
Btab operates in highly competitive markets across its furniture, home goods, food imports and exports, and technology services segments. Each of these industries is fragmented and features a mix of large multinational corporations, regional manufacturers, suppliers, distributors, and retail brands.
Furniture and Home Goods
The furniture and home goods markets are highly competitive and include a variety of companies, ranging from large global manufacturers and retail chains to regional and local suppliers. Competitors in this sector include Nick Scali, Fantastic Furniture, Freedom Furniture, Harvey Norman, and IKEA, as well as imported furniture brands that distribute through major retailers.
In this segment, companies compete based on product variety and pricing, supply chain efficiency, and brand recognition. Large retailers offer mass-produced furniture at highly competitive prices, while boutique manufacturers focus on premium, high-margin designs. Additionally, competitors with strong manufacturing and logistics partnerships can offer better lead times and cost savings. Well-established companies also benefit from higher brand awareness and long-standing consumer trust. Btab competes by leveraging its supply chain relationships, streamlined logistics, and a hybrid wholesale-direct model that enables it to serve both resellers and end consumers efficiently.
Food Products Imports and Exports
The food import and export industry in Hong Kong and Australia features competition from large food distributors, specialty importers, and regional wholesalers.
Key competitors include global food distributors that operate across multiple markets, specialized importers that focus on niche food products such as premium meats, condiments, and wine, and local and regional grocery wholesalers that supply supermarket chains, restaurants, and specialty food stores. The primary competitive factors in this segment include regulatory compliance and import/export restrictions, pricing and cost efficiencies in sourcing and logistics, and distribution partnerships with grocery retailers and hospitality businesses. Btab competes by maintaining strong supplier relationships, optimizing logistics networks, and ensuring regulatory compliance in multiple markets.
Technology and E-Commerce Services
Btab offers technology and e-commerce services that support its existing business segments. While not a direct competitor to large e-commerce service providers like Shopify or Amazon, Btab competes in specific areas of e-commerce enablement, such as product sourcing, order fulfillment, and digital marketing solutions.
Competitors in this space include third-party logistics providers (3PLs) that handle fulfillment for small businesses, online marketing and advertising platforms that offer digital promotion tools for merchants, and wholesale e-commerce marketplaces that connect manufacturers with resellers. Btab differentiates itself by integrating e-commerce functionality into its supply chain operations, allowing small businesses to access wholesale products and distribution networks without requiring advanced e-commerce expertise.
Insurance Coverage
Our current insurance coverage includes physical premises and its contents, employee-related insurance, and general business insurance. These policies provide protection against certain risks, such as property damage, employee incidents, and general operational liabilities. However, our coverage may not extend to all potential risks, such as cybersecurity incidents, business interruptions, or other unforeseen events.
Despite this coverage, we remain exposed to the following risks:
•
Limited Scope of Coverage: Certain risks, such as cyber threats, data breaches, or natural disasters leading to business interruptions, are not currently covered under our insurance policies.

•
Potential Liability Gaps: If claims exceed our coverage limits or arise from uncovered risks, we may face substantial financial liabilities.

•
Operational Disruptions: In the absence of comprehensive insurance for business interruptions, our operations and financial results could be materially impacted in the event of significant disruptions.

While we regularly review our insurance policies to ensure alignment with our business needs, there is no guarantee that existing coverage will be adequate for all future risks. Any uninsured or underinsured liability could materially and adversely affect our business, financial condition, and results of operations. For additional information, please refer to our risk factor, “Our insurance may not cover or mitigate all the risks facing our business.”
Intellectual Property
We rely on a portfolio of intellectual property assets to support our business operations and enhance our brand equity globally. Our intellectual property portfolio includes registered trademarks, domain names, and licensed brand assets. These assets are either owned directly by our subsidiaries or are licensed to us under long-term exclusive agreements.
Trademarks Owned by Our Subsidiaries
As of the date of this prospectus, we own several registered trademarks that are material to our e-commerce platforms, product branding, and overall corporate identity. These trademarks are held through our wholly owned Australian subsidiaries, Btab Technology Pty Ltd and Lounge Innovation WA Pty Ltd, which are subsidiaries of Btab Ecommerce Group, Inc. The following table sets forth the material registered trademarks that we own:
Trademark	Jurisdiction	Registration No.	Classes	Owner Entity	Expiration Date
Btab	United States	7059255	35, 42	Btab Technology Pty Ltd	May 23, 2033
Btab	United Kingdom	UK00003760751	35, 42	Btab Technology Pty Ltd	March 2, 2032
Btab	European Union	018665824	35, 42	Btab Technology Pty Ltd	March 2, 2032
Btab	India	3106687, 3108002	35, 42	Btab Technology Pty Ltd	March 25, 2032
Btab	China	63440892	35, 42	Btab Technology Pty Ltd	September 13, 2032
Lounge Innovation	Australia	1211545	20	Lounge Innovation WA Pty Ltd	November 23, 2027
Downunder Furniture	Australia	1284477	20	Lounge Innovation WA Pty Ltd	February 10, 2029
Trademarks Licensed to Us
Pursuant to an exclusive, royalty-free, worldwide license agreement dated March 3, 2023, between Btab Group Inc. and Btab Ecommerce Group, Inc., we have the right to use additional brand assets owned by Btab Group Inc. The license grants us exclusive rights to use the following registered trademarks:
Trademark	Jurisdiction	Registration No.	Classes	Expiration Date
Btab	Australia	1644510	35, 42	September 2, 2034
PropTerest	Australia	1631015	36, 42	September 2, 2034
InterestPin	Australia	1644513	35, 42	June 27, 2034
Domain Names
We own and operate the following domain names, which are integral to our digital commerce strategy and brand recognition:

•
Btabcorp.com

•
BtabCommerce.com

•
Loungeinnovation.com.au

•
Newideafurniture.com.au

In addition, under the license agreement with Btab Group Inc., we operate a portfolio of additional digital assets and domain names, including:
•
InterestPin.com

•
PropTerest.com.au

•
BathroomKitchen.com.au

•
SocialSocial.Social

•
Chemist.deals

•
TripTerest.com

•
Homeware.Furniture

We also license more than 30 additional domain names supporting our international e-commerce operations.
We continue to evaluate opportunities to strengthen our intellectual property portfolio. This includes pursuing additional trademark applications, registering new domain names, and, where appropriate, seeking patent protection to enhance our competitive position and support long-term global growth.
Regulatory Matters
Government Regulation
As with any company operating on the internet, we grapple with a growing number of local, national and international laws and regulations. These laws are often complex, sometimes contradict other laws, and are frequently evolving. Laws may be interpreted and enforced in different ways in various locations around the world, posing a significant challenge to our global business. This ambiguity includes laws and regulations possibly affecting our business, such as those related to data privacy and security, pricing, taxation, content regulation, digital services and intermediatory regulations, intellectual property ownership and infringement, anti-money laundering, anti-corruption, product liability, consumer protection, extended producer responsibility, product safety and export control. Changes to such laws and regulations could cause us or third-party partners on which we rely to incur additional costs and change our or their respective business practices in order to comply. Government regulation of the Internet and e-commerce is evolving, and unfavorable changes or failure by us to comply with these regulations could substantially harm our business and operating results.
Our operations are significantly influenced by existing and evolving regulatory regimes across the jurisdictions in which we operate. Compliance with consumer protection laws, data privacy frameworks (such as GDPR, the Australian Privacy Act, and PRC PIPL), and trade regulations directly impacts how we structure our ecommerce platform, collect and store user data, and ship goods internationally. For example, recent changes to independent contractor classification laws in certain jurisdictions may require us to reassess our reseller engagement model, increasing labor-related compliance costs. Product safety and labelling standards in the U.S. and Australia require continual updates to packaging and supply chain systems. Moreover, the emergence of AI-related disclosure laws, cybersecurity incident reporting requirements, and digital service taxes in certain markets introduces additional regulatory complexity and cost. As our business expands geographically and technologically, we expect the regulatory burden to increase. While we actively monitor and adapt to these changes, noncompliance or sudden changes in enforcement could adversely affect our operations, financial condition, or strategic plans.
We are subject to general business regulations and laws as well as regulations and laws specifically governing the Internet and e-commerce. Existing and future regulations and laws could impede the growth of the Internet, e-commerce or mobile commerce. These regulations and laws may involve taxes, tariffs, privacy and data security, anti-spam, content protection, artificial intelligence, electronic contracts and communications, consumer protection, Internet neutrality and gift cards. It is not clear how existing laws governing issues such as property ownership, sales and other taxes and consumer privacy apply to the Internet as the vast majority of these laws were adopted prior to the advent of the Internet and do not contemplate or address the unique issues raised by the Internet or e-commerce. It is possible that general business regulations and laws, or those specifically governing the Internet or e-commerce, may be interpreted and applied in a manner that is inconsistent from one jurisdiction to another and may conflict with other rules or our practices. We cannot be sure that our practices have complied, comply or will comply fully with all such laws and regulations. Any failure, or perceived failure, by us to comply with any of these laws or regulations could result in damage to our reputation, a loss in business and proceedings or actions against us by governmental entities or others. Any such proceeding or action could hurt our reputation, force us to spend significant amounts in defense of these proceedings, distract our management, increase our costs of doing business, decrease the use of our sites by consumers and suppliers and may result in the imposition of monetary liability. We may also be contractually liable to indemnify and hold harmless third parties from the costs or consequences of non-compliance with any such laws or regulations. In addition, it is possible that governments of one or more countries may seek to censor content available on our sites or may even attempt to completely block access to our sites. Adverse legal or regulatory developments could substantially harm our business. In particular, in the event that we are restricted, in whole or in part, from operating in one or more countries, our ability to retain or increase our customer base may be adversely affected, and we may not be able to maintain or grow our net revenue and expand our business as anticipated. For instance, since 2022 the U.S. and other countries have implemented a series of sanctions against Russia in response to the conflict in Ukraine and U.S. agencies have enhanced trade restrictions.
Further, as we enter new market segments or channels or geographical areas and expand the products and services we offer, we may be subject to additional laws and regulatory requirements or prohibited from conducting our business, or certain aspects of it, in certain jurisdictions. We will incur additional costs complying with these additional obligations and any failure or perceived failure to comply would adversely affect our business and reputation. In addition, there is also uncertainty regarding potential laws, regulations and policies related to sustainability, climate change laws and regulations, and global environmental sustainability matters, including disclosure obligations and reporting on such matters. Changes in the legal or regulatory environment affecting sustainability, climate change, and sustainability disclosure, responsible sourcing, supply chain transparency, or environmental protection, among others, including regulations to limit carbon dioxide and other GHG emissions, to discourage the use of plastic or to limit or to impose additional costs on commercial water use may result in increased compliance costs for us and our business partners, all of which may negatively impact our results of operations, financial condition and cash flows. The expectations related to sustainability matters are rapidly evolving, and from time to time, we announce certain initiatives and goals related to these matters. We could fail, or be perceived to fail to act responsibly, in our efforts, or we could fail in accurately reporting our progress on such initiatives and goals. Additionally, the rapid evolution and increased adoption of artificial intelligence technologies and our obligations to comply with emerging laws and regulations may require us to develop additional artificial intelligence-specific governance programs.
As these new laws, regulations, treaties and similar initiatives and programs are adopted and implemented, we will be required to comply or potentially face market access limitations or restrictions on our products entering certain jurisdictions, sanctions or other penalties, including fines. Such burdens or costs may result in an adverse effect on our financial condition, results of operations and cash flows. We could also face significant compliance and operational burdens and incur significant costs in our efforts to comply with or rectify non-compliance with these laws or regulations.
Regulatory Environment and Evolving Legal Landscape
Many of the laws governing eCommerce, digital transactions, data privacy, and cross-border trade are constantly evolving, with interpretations and enforcement varying across jurisdictions. Regulatory changes may occur immediately or over time, influenced by judicial decisions, legislative updates, and administrative actions. As Btab expands into new markets or introduces new services, additional compliance requirements may emerge, affecting our business model, operations, and cost structure.

Industry-Specific Regulatory Considerations
Btab’s operations are subject to specific industry regulations, including:
1.
Furniture and Home Goods Regulations — Compliance with product safety standards, consumer protection laws, and labeling requirements in key markets such as Australia, the United States, and Asia.

2.
Food Products Imports and Exports — Subject to food safety, import/export controls, and trade compliance laws, including Australian Consumer Law (ACL) for food products, PRC Food Safety Law, and Hong Kong’s import regulations.

3.
Technology and eCommerce — Data protection laws such as the Australian Privacy Act, PRC Personal Information Protection Law (PIPL), and various consumer data security laws that govern how Btab collects, processes, and stores user and transaction data.

Employment and Independent Contractor Considerations
Btab engages with resellers, suppliers, and business users across different markets. As a result, we must comply with worker classification laws, employment standards, tax withholding obligations, and labor laws in various jurisdictions. Changes in regulations concerning independent contractor classification, wages, and benefits could affect our business model and operational costs.
Data Protection and Compliance Risks
Our business relies heavily on technology and data analytics to provide eCommerce solutions, marketing services, and reseller platforms. As such, compliance with data protection and privacy laws is a critical factor in our business strategy. Regulatory bodies worldwide are increasingly enforcing strict data protection measures, and violations of privacy laws may result in substantial penalties.
To comply with data protection laws, including the Australian Privacy Act, PRC PIPL, and GDPR (where applicable), Btab employs security protocols, user consent mechanisms, and compliance monitoring to ensure the responsible handling of customer and business data.
Regulatory Uncertainty and Potential Impact on Business
Given the dynamic nature of regulatory environments, Btab actively monitors changes in trade policies, eCommerce regulations, and data protection laws that could impact our operations. Compliance-related costs, potential fines, or legal challenges could pose risks to our financial performance. As we expand our market presence, we remain committed to adhering to evolving legal requirements and implementing best-in-class compliance measures.
Legal Proceedings
From time to time, we may be involved in various legal proceedings arising from the normal course of business activities. We are not presently a party to any litigation the outcome of which we believe, if determined adversely to us, would individually or taken together have a material adverse effect on our business, financial condition and results of operations.
Corporate Headquarters
Our corporate headquarters are located in Sydney and Perth Australia, which are leased through our subsidiary Btab Ecommerce Services Pty Ltd. Both the offices have a combined space of approximately 700 sqm.
We have a furniture manufacturing facility in Western Australia. The size of the factory is approximately 4100 sqm, includes a product showroom of approximately 500 sqm. This facility also serves as a research and development center for new products. The building is leased through our subsidiary Lounge Innovation WA Pty Ltd.

We have another product showroom for home products in Western Australia, the size is approximately 1,200 sqm, leased through our subsidiary T E Wang Pty Ltd.
We have a warehouse in Western Australia, size is approximately 1,000 sqm, leased through our subsidiary T E Wang Pty Ltd.

BTAB MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
Unless the context otherwise requires, references to “we,” “us”, “our”, “Btab” and the “Company” in this section are to the business and operation of Btab Group Inc prior to the Business Combination. The following discussion and analysis should be read in conjunction with Btab’s financial statements and related notes thereto included elsewhere in this joint proxy statement/information statement/prospectus. In addition to historical information, this discussion contains forward-looking statements that involve risks, uncertainties, and assumptions that could cause Btab’s actual results to differ materially from management’s expectations. Factors which could cause such differences are discussed herein and set forth in “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” sections included elsewhere in this joint proxy statement/information statement/prospectus. Certain capitalized terms below are defined elsewhere in this joint proxy statement/ information statement/prospectus.
Business Overview
Btab aspires to be the leading all-in-one platform for small businesses and independent creators to build a successful online presence, grow their brands, and effectively manage their businesses across the globe. Specifically, we supply products to resellers, either from our own manufacturing facilities or from third-party manufacturers and wholesalers. We also connect resellers with manufacturers and wholesalers around the world, allowing them to access better deals and a greater product range through our buying power.
Our business currently operates through two geographic regions, encompassing four reportable segments: Australia-owned manufactured furniture, Australia third-party produced furniture and home goods, Hong Kong food products, and other (technology and e-commerce services). The Australia-owned manufactured furniture segment involves local production to meet high-quality demands, while the third-party produced furniture and home goods segment trades diverse products in the Australian market. The Hong Kong food product trading segment leverages a robust supply chain to serve the dynamic local market. The technology and e-commerce services segment utilizes social media and online marketing to enhance sales across all other segments, with investments in proprietary e-commerce technology aimed at streamlining operations and supporting global expansion.
As part of our growth strategy, Btab acquires underperforming businesses with strong e-commerce and brand potential, offering them access to our comprehensive e-commerce services and global network. This approach helps these businesses thrive while expanding our market presence and diversifying our offerings. Consumer behavior continues to evolve with increasing online engagement, making it crucial for brands to have an effective online presence. Btab will addresses this need by helping small businesses and independent creators develop professional-quality, impactful online presences quickly and cost-effectively.
Financial Performance:
For the quarter ended June 30, 2025 and 2024, we generated revenues of $1,129,351 and $1,318,890 and reported a net loss of $393,711 and $480,884 respectively For the six months ended June 30, 2025 and 2024, we generated revenues of $2,277,545 and $2,907,012 and reported a net loss of $806,161 and $840,566 respectively. Net cash provided by operating activities was $64,020 for the six months ended June 30, 2025, while net cash provided by operating activities was $87,653 for the six months ended June 30, 2024. As noted in our consolidated financial statements, we had an accumulated deficit of $5,920,931 and $5,113,878 as of June 30, 2025 and December 31, 2024, respectively.
Cash Flow and Capital Management:
During six months ended June 30, 2025, cash provided by operation activities is $64,020. The total issuance of loans that increased related party loan receivables is $411,344 and the cash proceeds from loan payable to related party is $541,891. No cash was paid towards dividends or share repurchases. In addition, we repaid $196,213 of current debt and funded $12,362 in capital expenditures.
We believe that our liquidity position and capital resources have been carefully managed to ensure we can meet our future commitments and fund ongoing operating activities. This includes managing working capital efficiently and leveraging both internal and external sources of capital.

Strategic Initiatives:
To ensure continued growth, we plan to undertake several strategic initiatives:
•
Expansion through Acquisitions:   Continuously seeking high-quality, top-reviewed brands in local markets with scaling potential.

•
Operational Excellence:   Using data analytics and optimization techniques to enhance the performance of acquired businesses and brands.

•
Product Diversification:   Expanding into new product categories and markets.

•
Geographic Expansion:   Planning to enter new international markets to leverage global e-commerce growth.

•
Technology and Automation:   Investing in proprietary e-commerce technology to streamline operations and improve efficiency.

•
Brand Building:   Focusing on creating strong, recognizable brands to drive customer loyalty and long-term value.

•
Logistics and Fulfillment:   Leveraging efficient inventory control and strategic sourcing to maintain high-quality and timely product delivery as well as enhance the sales process for storage, pick-up, delivery, and return services.

•
Customer and reseller experience:   Using advanced tools to create personalized marketing campaigns to foster customer interactions and offering a suite of tools, educational resources and marketing support for resellers.

Outlook and Future Trends:
The furniture segments operating in the competitive Australian market is known for its demand for quality and design. The grocery and food segment in Hong Kong benefits from a dynamic market with a high demand for diverse food products. Our technology and e-commerce services are poised to tap into the growing online retail market, leveraging digital marketing and social media.
We anticipate sustained growth across all segments. Our focus will be on:
•
Expanding our product offerings and market reach.

•
Enhancing our supply chain and e-commerce capabilities.

•
Leveraging our technology investments to boost sales.

Business Segment Information
Our business currently operates through two geographic regions (Australian and Hong Kong) encompassing four reportable segments: Australia-owned manufactured furniture, Australia third-party produced furniture and home goods, Hong Kong food products and other (technology and e-commerce services).
Australia-Owned Manufactured Furniture — This segment involves the manufacturing of furniture within Australia. We leverage our expertise in high-quality furniture production to meet local demand, operating primarily in Australia. Australia-Owned Manufactured Furniture represented approximately 75% and 74% of Btab’s consolidated revenue for the quarters ended June 30, 2025, and June 30, 2024, respectively. For the six months ended June 30, 2025, and June 30, 2024, Australia-Owned Manufactured Furniture accounted for approximately 72% and 68% of Btab’s consolidated revenue, respectively.
Australia Third-Party Produced Furniture and Home Goods — This segment focuses on furniture and home goods produced by third parties in the Australian market. It caters to a diverse market seeking a variety of home furnishings and decor. Australia Third-Party Produced Furniture and Home Goods represented approximately 25% and 22% of Btab’s consolidated revenue for the quarters ended June 30, 2025, and June 30, 2024, respectively. For the six months ended June 30, 2025, and June 30, 2024, this segment accounted for approximately 28% and 18% of Btab’s consolidated revenue, respectively.
Hong Kong Food Products — This segment is dedicated to the sale of packaged food products, capitalizing on our robust supply chain, reseller network, and market knowledge to serve the Hong Kong market effectively. Hong Kong Food Products represented approximately 0% and 4% of Btab’s revenue for the quarters ended June 30, 2025, and June 30, 2024, respectively. For the six months ended June 30, 2025, and June 30, 2024, this segment accounted for approximately 0% and 14% of Btab’s revenue, respectively. This segment experienced reduced revenues for the quarters and six months ended June 30, 2024, due to the temporary cessation of business.
Other (Technology and E-commerce Services) — We leverage our affiliate e-commerce capabilities through licensing and other intellectual property, utilizing social media exposure and online marketing to boost sales across all other segments. The development of our e-commerce network is primarily conducted by our affiliate company, Btab Ecommerce Group, Inc. Our future investments in proprietary e-commerce and supply-chain technology are expected to streamline operations and improve efficiency, supporting our plans for geographic expansion into new international markets as a global e-commerce company. The Other segment did not generate any revenues for the quarter ended and six months ended June 30, 2025 and June 30, 2024.
Key Performance Measures
Management evaluates the performance of its reportable segments based on sales and gross profit.
	Quarter ended June 30,		Six months ended June 30,		3 months variance		6 months variance
In US Dollars	2025	2024	2025	2024	$	%	$	%
Sales, net	1,129,351	1,318,890	2,277,545	2,907,012	(189,539)	-14%	(629,467)	-22%
Gross profit	229,260	283,609	527,832	532,151	(54,349)	-19%	(4,319)	-1%
Sales.   Total sales decreased by $189,539, or 14%, for the quarter ended June 30, 2025, compared to the quarter ended June 30, 2024. For the six months ended June 30, 2025, total sales decreased by $629,467 compared to the six months ended June 30, 2024. This decline is primarily due to the cessation of sales in the Hong Kong Food Products segment, resulting in a net decrease in total product sales.
Gross Profit.   Gross profit decreased by $54,349, or 19%, for the quarter ended June 30, 2025, compared to the quarter ended June 30, 2024. For the six months ended June 30, 2025, gross profit decreased by $4,319 compared to the six months ended June 30, 2024. Gross profit decreased as a result of lower sales volumes and the product mix sold within Australia. For the quarters ended June 30, 2025, and 2024, our gross margin was 20% and 22%, respectively. For the six months ended June 30, 2025, and 2024, our gross margin was 23% and 18%, respectively.
Key Factors Affecting our Results of Operations
Key Factors Affecting the Business
Our results of operations and financial condition are affected by our ability to continue as a going concern, in addition to the general factors affecting the retail industry in the markets in which we operate, including the level of overall economic growth, increase in per capita disposable income and growth in consumer spending in those markets. In addition, they are also affected by factors driving online retail in the markets in which we operate, such as the growing popularity of online shopping, improvements in logistics infrastructure and the increasing adoption of online payment methods. Currency exchange rate fluctuations may impact our revenues and expenses and hence, our operating results. Global events have created extreme volatility in the global capital markets and is expected to have further global economic consequences, including disruptions to the global supply chain and energy markets, which may adversely affect us or the third parties on whom we rely to conduct our business and may also have a negative effect on consumer spend.
Unfavorable changes in any of these general factors could materially and adversely affect our results of operations.

While our business is influenced by general factors affecting our industry, our results of operations are more directly affected by certain company specific factors, including:
•
Maintain our existing reseller base and attract new resellers

•
Our ability to further enhance buyer and merchant engagement on our platforms

•
Satisfy customer requirements and maintain high-quality product offerings

•
Our ability to provide valuable online platform services and broaden service offerings

•
Increase awareness of our brand and successfully compete with other companies

•
Price our products effectively so that we are able to attract and retain customers

•
Our ability to manage our costs and expenses by leveraging our scale of business

•
Expand our supplier and fulfillment capacities

•
Successfully realize all the benefits from our third-party partnerships and collaborations

Certain factors could prevent acquisition opportunities from materializing, including target-company availability, relative valuation expectations, and certain due diligence considerations, among other factors.
Factors Affecting Growth Through Acquisitions
Btab’s business strategy involves growth through, among other things, the acquisition of other companies, predominately underperforming businesses with high e-commerce potential. Btab evaluates companies that it believes will strategically fit into its business and growth objectives, including those that will support its overall strategy of portfolio diversification, geographic expansion, and technological innovation, among other areas of focus. While Btab seeks acquisition opportunities that it believes will augment its business and growth objectives, certain factors could prevent acquisition opportunities from materializing, including target-company availability, relative valuation expectations, liquidity, and certain due diligence considerations, among other factors.
We believe that our performance and future success depend on a number of factors that present significant opportunities for us, including those discussed in Part I, Item 1, “Business,” but also pose risks and challenges, including those discussed in Part I, Item 1A, “Risk Factors.”
Components of Our Results of Operations
Sales
We principally generate revenues from the sale of homeware, office furniture supplies, food supplies, grocery supplies and shipping services for the delivery of goods sold. The Company is also in the business of online marketing services, e-commerce management services, technology services for which no revenue was generated in the quarter ended and six months June 30, 2025, and 2024.
Cost of Sales
Our cost of sales consists primarily of costs associated with sourcing of food supplies and manufacturing of furniture, and operational merchant support expenses, such as customer service, transaction and finance fees to process customer collections of sales platforms and manufacturing. Cost of sales are expected to increase in the near future due to rising costs to conduct business and the anticipated growth of our business through local and international expansion.
Selling and Marketing
Selling and marketing expenses include costs related to advertisements used to drive purchases of goods, costs for travel to trade shows and events for the promotion of goods, wages and commissions to compensate salespersons, and employee and contractor wages and commissions to promote new products to the market. Increases in selling and marketing expenses typically generate an increase in sales within a year from the date the costs were incurred. We anticipate increased advertising costs in the future to enhance our exposure to the market and customers.
General and Administrative
General and administrative expenses are primarily contractor and employee-related costs to support business operations as well as the maintenance of property and equipment, professional fees, and rent. The functional elements included in general and administrative are bad debt expense, finance charges, depreciation, foreign taxes, insurance, transport, general office operational expenses for physical and information technology needs and professional expenses.
Income taxes
Income taxes consist primarily of income taxes under Australian and Hong Kong tax authorities, in the jurisdictions where we conduct business. We have no uncertain tax positions or estimated income tax provisions or penalties in the US. Our effective tax rate is determined from tax rates in jurisdictions outside of the US and the income we earn in those jurisdictions. In the US due to current and carried forward losses from business segments with no revenues and minimal operations we have estimated deferred tax assets and liabilities and allocated a full valuation allowance, as there are no current taxable revenues, and we are unable to project if there will be any operations in the US in the near future to utilize deferred tax assets.
Other Income (Expense)
Other income (expense) includes interest expense and loss on foreign currency exchange.
Results of Operations — Consolidated
Quarter Ended and Six Months Ended June 30, 2025 Compared to Quarter Ended and Six Months Ended June 30, 2024
The table below sets forth a summary of our consolidated results of operations for the periods indicated, both in absolute amounts and the percentage variances in our financial performance. This information should be read together with our consolidated financial statements and related notes included elsewhere in this prospectus. The operating results in any period are not necessarily indicative of the results that may be expected for any future period.
	Quarter ended June 30,		Six months ended June 30,		3 months variance		6 months variance
In US Dollars	2025	2024	2025	2024	$	%	$	%
Sales, net	1,129,351	1,318,890	2,277,545	2,907,012	(189,539)	-14%	(629,467)	-22%
Cost of sales	900,091	1,035,281	1,749,713	2,374,861	(135,190)	-13%	(625,148)	-26%
Gross profit	229,260	283,609	527,832	532,151	(54,349)	-19%	(4,319)	-1%
Operating Expenses
Selling and marketing expenses	42,584	39,755	82,745	89,540	2,829	7%	(6,795)	-8%
General and administration expenses	579,502	628,089	1,181,516	1,129,695	(48,587)	-8%	51,821	5%
Total Operating Expenses	622,086	667,844	1,264,261	1,219,235	(45,758)	-7%	45,026	4%
Loss from Operations	(392,826)	(384,235)	(736,429)	(687,084)	(8,591)	2%	(49,345)	7%
Other Expenses
Interest expense	103,467	106,398	215,474	189,002	(2,931)	-3%	26,472	14%
(Gain)/Loss on foreign currency exchange	(1,657)	1,004	(2,171)	681	(2,661)	-265%	(2,852)	-419%
Other income (loss), net	(20,373)	(10,753)	(20,293)	(36,190)	(9,620)	89%	15,897	-44%
Loss Before Income Tax	(474,263)	(480,884)	(929,439)	(840,577)	6,621	-1%	(88,862)	11%
Income tax benefit	(80,552)	—	(123,278)	(11)	(80,552)	100%	(123,267)	1120609%
Net Loss	(393,711)	(480,884)	(806,161)	(840,566)	87,173	-18%	34,405	-4%

	Quarter ended June 30,		Six months ended June 30,		3 months variance		6 months variance
In US Dollars	2025	2024	2025	2024	$	%	$	%
Other comprehensive loss – Foreign currency translation adjustment	130,594	28,357	148,792	(86,568)	102,237	361%	235,360	-272%
Total Comprehensive Loss	(524,305)	(509,241)	(954,953)	(753,998)	(15,064)	3%	(200,955)	27%

Sales, net
Sales decreased to $1,129,351 in Q2 2025 from $1,318,890 in Q2 2024, representing a decrease of $189,539, or 14%. For the six months ended June 30, 2025, sales decreased to $2,277,545 compared to $2,907,012 in the prior-year period, a decline of $629,467, or 22%. Changes in foreign currency exchange rates reduced net sales by approximately $32,274 in Q2 2025 and $87,676 for the six months ended June 30, 2025. For further discussion of the effect of foreign exchange rates on sales growth, see “Effect of Foreign Exchange Rates” provided herein.
Due to temporary cease of sales in the Hong Kong Food Products segment, sales recorded during the period was decreased by $49,971 or 100% in Q2 2025 and $403,824, or 100% for the six months ended June 30, 2025. The Australia manufactured furniture segment recorded a decrease of $348,396 or 18% for the six months ended June 30, 2025, including a decline of $127,343 or 13% in Q2 2025. The Australia third-party produced furniture and home goods segment recorded a decrease of $12,225 or 4% in Q2 2025 and achieved an increase of $122,753 or 24% for the six months ended June 30, 2025.
Cost of Sales
Cost of sales decreased to $900,091 in Q2-2025 from $1,035,281 in Q2-2024. This is a decrease of $135,190 or 13%. For the six months ended June 30, 2025, cost of sales decreased to $1,749,713 compared to $2,374,861 in the prior-year period, a decline of $625,148, or 26%. Changes in foreign currency exchange rates reduced cost of sales by $25,723 in Q2-2025 and $66,607 for the six months ended June 30, 2025. For a discussion of the effect of foreign exchange rates on cost of sales see “Effect of Foreign Exchange Rates” herein. Cost of sales decreased primarily as a result of decrease in sales volume within the Hong Kong Food Products segment. Cost of sales recorded during the period was decreased by $48,767 or 100% in Q2 2025 and $404,279, or 100% for the six months ended June 30, 2025. The Australia manufactured furniture segment recorded a decrease of $109,937 or 13% in Q2 2025, decrease by $299,763 or 17% for the six months ended June 30, 2025. The Australia third-party produced furniture and home goods segment recorded a increase of $23,514 or 17% in Q2 2025 and increase of $78,894 or 32% for the six months ended June 30, 2025.
Gross Profit
Gross profit decreased to $229,260 in Q2-2025 from $283,609 in Q2-2024. For the six months ended June 30, 2025, gross profit decreased to $532,151 from $527,832 in the prior-year period as a result of decreased sales volume and product mix within the Australia third party produced furniture and home goods and also decrease in revenue of Australia manufactured furniture segment. Further, despite the reduction of gross profit value, gross profit margin had decreased from 22% in Q2-2024 to 20% in Q2-2025. However, the gross profit margin had increased from 18% for the six months ended June 30, 2024 to 23% for the six months ended June 30, 2025.
Operating Expenses — Selling and Marketing
Selling and marketing expenses increased to $42,584 in Q2 2025 from $39,755 in Q2 2024, an increase of $2,829, or 7%, primarily due to higher branding and promotional activities during the period. For the six months ended June 30, 2025, selling and marketing expenses decreased to $82,745 from $89,540, a decrease of $6,795, or 8%, mainly due to reduced spending in certain promotional initiatives.
Operating Expenses — General and Administrative
General and administrative expenses increased to $579,502 in Q2-2025 from $628,089 in Q2-2024. This is a decrease of $48,587 or 8%. The decrease was driven by a reduction in accounting fees and investor relations expenses. For the six months ended June 30, 2025, general and administrative expenses increased to $1,181,516 from $1,129,695, an increase of $51,821, or 3%, mainly due to an increase in auditing fees and inventory fair value adjustment.
Loss from Operations
There was a loss from operations in Q2-2025 and 2024 in the amount of $392,826 and $384,235, respectively.
This is an increase in loss of $8,591. This variance was primarily attributable to a decrease in gross profit from Australia third party produced furniture and home goods segment and Australia manufactured furniture segment offset by decrease in operating expenses within non-revenue generating entities.
There was a loss from operations for the six months ended June 30, 2025 and 2024 in the amount of $736,429 and $687,084, respectively. This is an increase in loss of $49,345 This variance was primarily attributable to a decrease in gross profit from Australia third party produced furniture and home goods segment and Australia manufactured furniture segment.
Income Tax Benefit
An income tax benefit of $80,552 and $0 was recorded for the quarters ended June 30, 2025 and 2024, respectively. For the six months ended June 30, 2025 and 2024, income tax benefits of $123,278 and $11 were recorded, respectively. The company recognized a taxable loss during the current year, which resulted in the recognition of a deferred tax benefit. As of June 30, 2024, the Company evaluated its deferred tax assets and concluded that it was more likely than not that they would not be realized in the foreseeable future. Accordingly, no income tax benefit was recognized for the three and six months ended June 30, 2024, and a full valuation allowance was maintained. By June 30, 2025, however, improved operating performance and expectations of future taxable income supported the conclusion that a valuation allowance was no longer required. As a result, the Company recognized a deferred tax benefit in the current year, reflecting the tax effect of the taxable loss incurred.
Net Loss
The net loss was $393,711 in Q2-2025, compared to $480,884 in Q2-2024. The decrease in loss was primarily due to an increase in tax benefits in Q2-2025.
For the six months ended June 30, 2025 and 2024, net losses of $806,161 and $840,566 were recorded, respectively. The decrease in loss was also attributable to higher tax benefits in Q2-2025.
Results of Operations — Australia-Owned Manufactured Furniture
Quarter Ended and Six Months Ended June 30, 2025 Compared to Quarter Ended and Six Months Ended June 30, 2024
The table below sets forth a summary of our results of operations from the Australia-owned manufactured furniture segment located in Australia for the periods indicated, both in absolute amounts and the percentage variances in our financial performance. This information should be read together with our consolidated financial statements and related notes included elsewhere in this prospectus. The operating results in any period are not necessarily indicative of the results that may be expected for any future period.
	Quarter ended June 30,		6 Months ended June 30,		3 months Variance		6 months Variance
In US Dollars	2025	2024	2025	2024	$	%	$	%
Sales, net	$848,140	$975,483	$1,635,472	$1,983,868	$(127,343)	-13%	$(348,396)	-18%
Cost of sales	736,696	846,633	1,421,512	1,721,275	(109,937)	-13%	(299,763)	-17%
Gross profit	111,444	128,850	213,960	262,593	(17,406)	-14%	(48,633)	-19%
Operating Expenses
Selling and marketing expense	38,515	38,947	75,107	69,165	(432)	-1%	5,942	9%

	Quarter ended June 30,		6 Months ended June 30,		3 months Variance		6 months Variance
In US Dollars	2025	2024	2025	2024	$	%	$	%
General and administration expense	159,753	210,042	278,954	342,976	(50,289)	-24%	(64,021)	-19%
Total Operating Expenses	198,268	248,989	354,061	412,141	(50,721)	-20%	(58,079)	-14%
Loss from Operations	$(86,824)	$(120,139)	$(140,102)	$(149,548)	$33,315	-28%	$9,446	-6%

Sales, net
Sales decreased to $848,140 in Q2-2025 from $975,483 in Q2-2024. This is a decrease of $127,343 or 13%. Sales decreased to $ 1,635,472 for the six months ended June 30, 2025 from $1,983,868 for the six months ended June 30, 2024. This is a decrease of $348,396 or 18%. The decrease on sales was driven by a decreased in volume of sale of office and home products. Changes in foreign currency exchange rates reduced net sales by $24,238 in Q2-2025 and $62,228 for the six months ended June 30, 2025. For a discussion of the effect of foreign exchange rates on sales growth, see “Effect of Foreign Exchange Rates” herein.
Cost of Sales
Cost of sales decreased to $736,696 in Q2-2025 from $846,696 in Q2-2024. This is a decrease of $109,937 or 13% in line with the decrease in sales during the period. Cost of sales decreased to $ 1,421,512 for the six months ended June 30, 2025 from $1,721,275 for the six months ended June 30, 2024, this is a decrease of $299,763 or 17% in line with the decrease in sales during the period. Changes in foreign currency exchange rates reduced cost of sales by $21,053 in Q2-2025 and $54,097 for the six months ended June 30, 2025 . For a discussion of the effect of foreign exchange rates on cost of sales growth, see “Effect of Foreign Exchange Rates” herein. Cost of sales decreased as a result of a decrease in sales volume. The primary products which experienced a decrease in purchases included fabrics, frames, and foam.
Gross Profit
Gross profit decreased to $111,444 in Q2-2025, down from $128,850 in Q2-2024. For the six months ended June 30, 2025, gross profit fell to $213,960, compared to $262,593 for the same period in 2024. This decline was the result of decreased sales volume and changes in product mix during the period. The gross profit margin remained consistent at 13% in Q2-2024 and Q2-2025, as well as in the first half of both 2024 and 2025.
Operating Expenses — Selling and Marketing
Selling and marketing expenses decreased to $38,515 in Q2-2025, down from $38,947 in Q2-2024. This represents a minor decrease of $432, or 1%. For the six months ended June 30, 2025, selling and marketing expenses increased to $75,107, up from $69,165 for the same period in 2024. There are ongoing selling and marketing expenses to support revenue. In line with this, there has been an increase of $5,942 in selling and marketing expenses, the increase in selling and marketing expenses consistent with the Company’s operational strategy and reflect a deliberate effort to strengthen brand presence and sustain sales momentum.
Operating Expenses — General and Administrative
General and administrative expenses decreased to $159,752 in Q2-2025 from $210,042 in Q2-2024, representing a decrease of $50,290, or 24%. For the six months ended June 30, 2025, general and administrative expenses increased to $278,954, up from $342,976 for the same period in 2024. These changes were primarily driven by a decrease in the Superannuation Guarantee Charge for both the quarter ended and the six months ended June 30, 2025, compared to the prior period.
Loss from Operations
Loss from operations was $86,824 in Q2-2025 compared to a loss from operations of $120,139 in Q2-2024. This decrease in loss from operations of $33,315 was primarily driven by a decrease in administration expenses arising from Superannuation Guarantee Charge offset by decrease in revenue. For the six months ended June 30, 2025, loss from operation decrease to $140,102 from $149,548 for the same period in 2024 was primarily driven by a decrease in administration expenses arising from superannuation guarantee charge.
Results of Operations — Australia Third-Party Produced Furniture and Home Goods
Quarter Ended and Six Months Ended June 30, 2025 Compared to Quarter Ended and Six Months Ended June 30, 2024
The table below sets forth a summary of our results of operations from Australia third-party produced furniture and home goods segment for the periods indicated, both in absolute amounts and the percentage variances in our financial performance. This information should be read together with our consolidated financial statements and related notes included elsewhere in this prospectus. The operating results in any period are not necessarily indicative of the results that may be expected for any future period.
	Quarter ended June 30,		6 Months ended June 30,		3 months Variance		6 months Variance
In US Dollars	2025	2024	2025	2024	$	%	$	%
Sales, net	$281,211	$293,436	$642,062	$519,309	$(12,225)	-4%	$122,753	24%
Cost of sales	163,395	139,881	326,124	247,230	23,514	17%	78,894	32%
Gross profit	117,816	153,555	315,938	272,079	(35,739)	-23%	43,859	16%
Operating Expenses
Selling and marketing expenses	4,018	808	7,587	1,218	3,210	397%	6,369	523%
General and administration expenses	196,763	201,907	341,059	405,056	(5,144)	-3%	(63,997)	-16%
Total Operating Expenses	200,781	202,715	348,646	406,274	(1,934)	-1%	(57,628)	-14%
Loss from Operations	$(82,965)	$(49,160)	$(32,708)	$(134,195)	$(33,805)	69%	$101,487	-76%
Sales, net
Sales decreased to $281,211 in Q2 2025 from $293,436 in Q2 2024. This decrease of $12,225, or 4%, is attributed to a decline in product sales during the period. However, sales increased to $642,062 for the six months ended June 30, 2025, compared to $519,309 for the same period in 2024. This represents an increase of $122,753, or 24%, reflecting higher product sales in Q1 2025 and leading to an improvement in six-month performance. Changes in foreign currency exchange rates reduced net sales by $8,036 in Q2 2025 and $25,488 for the six months ended June 30, 2025. For a discussion of the effect of foreign exchange rates on sales growth, see “Effect of Foreign Exchange Rates” herein.
Cost of Sales
Cost of sales increased to $163,395 in Q2-2025 from $139,881 in Q2-2024. This increase of $23,514, or 17%, was caused by higher freight charges. However, cost of sales increased to $326,124 for the six months ended June 30, 2025, from $247,230 for the same period in 2024, which is consistent with the decrease in sales during the period. Changes in foreign currency exchange rates reduced the cost of sales by $4,670 in Q2-2025 and by $12,521 for the six months ended June 30, 2025. For a discussion of the effect of foreign exchange rates, see “Effect of Foreign Exchange Rates” herein.
Gross Profit
Gross profit decreased to $117,816 in Q2-2025 from $153,555 in Q2-2024 due to decreased sales volume. For the six months ended June 30, 2025, gross profit increased to $315,938, compared to $272,079 for the same period in 2024. Furthermore, there was a 10% change in gross profit margin, from 52% in Q2-2024 to 42% in Q2-2025, and the gross profit margin decreased to 49% for the six months ended June 30, 2025, down from 52% for the six months ended June 30, 2024. The change in the margin for both periods was also caused by an increase in freight costs while sales decreased.
Operating Expenses — Selling and Marketing
Selling and marketing expenses increased to $4,018 in Q2-2025 from $808 in Q2-2024. However, selling and marketing expenses rose to $7,587 for the six months ended June 30, 2025, compared to $1,218 for the same period in 2024. The increase is primarily attributable to higher marketing expenses, including Facebook postings and printed banners, for both the quarter ended and the six months ended June 30, 2025, compared to the prior period.
Operating Expenses — General and Administrative
General and administrative expenses decreased to $196,763 in Q2-2025 from $201,907 in Q2-2024, primarily due to lower inventory obsolescence expenses, partially offset by adjustments for the decrease in inventory fair value and higher travel expenses. For the six months ended June 30, 2025, general and administrative expenses decreased to $341,059 from $405,056 in the prior-year period, mainly reflecting lower inventory obsolescence expenses and the reversal of bad debt expenses, partially offset by adjustments for the decrease in inventory fair value and higher travel expenses.
Loss from Operations
Loss from operations was $82,965 in Q2-2025, compared to a loss from operations of $49,160 in Q2-2024, there is a increase in loss of $33,805 or 69%. This was caused by a decrease in sales, offset by a decrease in general and administrative expenses. Loss from operations was reduced to $32,708 for the six months ended June 30, 2025, compared to a loss from operations of $134,195 for the six months ended June 30, 2024. There is an decrease in loss of $101,487 or 76%. This was caused by a decrease in general and administrative expenses and increase in sales.
Results of Operations — Hong Kong Food Product
Quarter Ended and Six Months Ended June 30, 2025 Compared to Quarter Ended and Six Months Ended June 30, 2024
The table below sets forth a summary of our results of operations from the Hong Kong food product segment for the periods indicated, both in absolute amounts and the percentage variances in our financial performance. This information should be read together with our consolidated financial statements and related notes included elsewhere in this prospectus. The operating results in any period are not necessarily indicative of the results that may be expected for any future period.
	Quarter ended June 30,		6 Months ended June 30,		3 months Variance		6 months Variance
In US Dollars	2025	2024	2025	2024	$	%	$	%
Sales, net	$—	49,971	$11	403,835	$(49,971)	100%	$(403,824)	100%
Cost of sales	—	48,767	2,077	406,356	(48,767)	100%	(404,279)	-99%
Gross profit	—	1,204	(2,066)	(2,521)	(1,204)	100%	455	-18%
Operating Expenses
Selling and marketing expenses	—	—	—	—	—	—	—	—
General and administration expenses	13,749	12,674	25,053	23,562	1,075	8%	1,491	6%
Total Operating Expenses	13,749	12,674	25,053	23,562	1,075	8%	1,491	6%
Loss from Operations	$(13,749)	$(11,470)	$(27,119)	$(26,083)	$(2,279)	20%	$(1,036)	4%
Sales, net
Sales fell to $0 in Q2 2025 from $49,971 in Q2 2024. For the six months ended June 30, 2025, sales decreased to $11 from $403,835 during the same period in 2024, primarily due to a temporary halt in operations.
Cost of Sales
Cost of sales decreased to $0 in Q2 2025 from $48,767 in Q2 2024. For the six months ended June 30, 2025, it decreased to $2,077 from $406,356 in the same period of 2024. This significant decrease is consistent with the decline in sales.

Gross (loss) Profit
Gross profit decreased to a loss of $0 in Q2-2025 from a profit of $1,204 in Q2-2024. For the six months ended June 30, 2025, gross loss decrease to $2,066 from $2,521 in the same period of 2024, primarily due to a temporary halt in operations.
Operating Expenses — Selling and Marketing
There is no selling and marketing expense because the products are sold directly to a list of select customers. In the future, we plan to incur marketing and selling expenses to more broadly market our products.
Operating Expenses — General and Administrative
General and administrative expenses slightly increased by $1,075, from $12,674 in Q2 2024 to $13,749 in Q2 2025. For the six months ended June 30, 2025, they rose by $1,491, from $23,562 during the same period in 2024 to $25,053.
Loss from Operations
The company recorded an operational loss of $13,749 in Q2 2025, compared to $11,470 in Q2 2024, marking an increase of $2,279, or 20%. For the six months ending June 30, losses rose from $26,083 in 2024 to $27,119 in 2025, an increase of $1,036, or 4%.
Results of Operations — Others (Technology and E-commerce Services)
Quarter Ended and Six Months Ended June 30, 2025 Compared to Quarter Ended and Six Months Ended June 30, 2024
This segment currently generates no revenues. Operating costs are comprised of $209,288 and $203,466 for the quarter ended June 30, 2025 and 2024 respectively, and $536,500 and $377,258 for the six months ended June 30, 2025 and 2024 respectively. General and administrative expenses increased by $5,771 or 3% for the quarter ended June 30, 2025 and increase by $178,348 or 50% or primarily due to audit and other professional fees.
Currently management uses the legal entities under this segment to operate the licenses and intellectual property provided by our affiliate company, Btab Group Inc., which currently does not charge any fees for their use. Development of our e-commerce network will continue to incur costs in the future.
Liquidity and Capital Resources
We assess our liquidity in terms of our ability to generate cash to fund our operating, investing and financing activities. In doing so, we review and analyze our current cash on hand, days sales outstanding, inventory turns, days payable outstanding, capital expenditure forecasts, interest and principal payments on debt and income tax payments.
The Company currently obtains funds for operations and to settle debts when they become due from cash flows from operations and related party debt. Related party debt is non-interest bearing and due on demand and related parties tend to require repayment when there is enough liquidity to accommodate repayment. We intend to finance our future working capital requirements and capital expenditures from cash generated from operating activities, and funds raised from financing activities. We believe that our current available cash and cash equivalents will be sufficient to meet our working capital requirements and capital expenditures in the ordinary course of business for the forthcoming period. We may be required to seek additional equity or debt financing. In the event we require additional financing, we may not be able to raise such financing on terms acceptable to us or at all. If we are unable to raise additional capital or generate cash flows necessary to expand our operations and invest in continued innovation, we may not be able to compete successfully, which would adversely affect our business, financial condition and results of operations.

Cash Management
As of June 30, 2025, and December 31 2024, we had $87,124 and $100,485 respectively, in cash. Cash and cash equivalents consist of cash on hand and demand deposits placed with banks or other financial institutions which are unrestricted as to withdrawal and use and have original maturities of less than three months. We maintain the majority of our cash and cash equivalents in accounts with major highly rated multi-national and local financial institutions, and our deposits at these institutions do not exceed insured limits.
Holding Company Status
Foreign Exchange
We have operations in various foreign countries, principally Australia and Hong Kong. Therefore, changes in the value of the related currencies affect our financial statements when translated into U.S. dollars.
Debt Profile
(dollar amounts in USD)
					Carrying amount
Principal	Amount	Issuance Date	Maturity Date*	Interest Rate	2025	2024
A	$2,045,378	December 1, 2023	November 30, 2026	8.12%	$1,976,632	$1,859,071
B	160,428	December 1, 2023	February 27, 2026	8.12%	154,072	144,908
C	1,021,834	December 1, 2023	November 30, 2026	8.12%	981,371	923,004
D	338,931	December 6, 2023	November 30, 2026	10.61%	154,907	364,710
E	403,979	December 6, 2023	February 27, 2026	10.72%	324,316	304,161
F	9,467	December 8, 2023	May 5, 2024	11.70%	1,956	7,360
G	21,842	February 18, 2022	February 18, 2025	6.48%	—	1,209
H	75,072	September 12, 2024	December 9, 2026	23.26%	49,068	73,651
I	7,989	November 29, 2024	August 18, 2025	12.40%	19,983	7,102
J	145,622	February 21, 2025	December 21, 2025	8.68%	56,729	—
Total principal debt					$3,719,034	$3,685,176
Loan payable, non-current portion					38,047	35,784
Loan payable, current portion					$3,680,987	$3,649,392

*
Maturity date represents the date on which the loan facility expires and is due for renewal. Further, loans with maturity date in 2024 wererenewed however the Company is awaiting renewal agreements to be provided by the Banks.

Refer to Note 13 — “Commitments and Contingencies” in Part I, Item 1 — Financial Statements and Supplementary Data” for disclosure of our debt obligations.
Related Party Transactions
Refer to Note 10 — “Related Party Transactions”, and Note 14 — “Commitments and Contingencies”, in Part I, Item 1 — Financial Statements and Supplementary Data” for disclosure of our debt obligations.
Statement of cash flows
The following table presents a summary of cash flows from operating, investing and financing activities for the following comparative periods. For additional detail, please see the Consolidated Statements of Cash Flows in the consolidated financial statements.

Six Months Ended June 30, 2025 Compared to Six Months Ended June 30, 2024
	Six Months Ended June 30,		Variance
In US Dollars	2025	2024	$
Net cash provided by operating activities	64,020	87,653	(23,633)
Net cash used in investing activities	(12,362)	(29,968)	17,606
Net cash used in financing activities	(65,666)	(231,896)	166,230
Effect of exchange rate changes on cash	647	63,991	(63,344)
Net decrease in cash	(13,361)	(110,220)	96,859
Operating Activities
Net cash provided operating activities decreased by $23,633 to net cash provided by operating activities in the amount of $64,020 for the six months ended June 30, 2025, compared to net cash provided by operating activities of $87,653 for the six months ended June 30, 2024. This was primarily due to an increase of deferred income tax credit of $98,118, also change in working capital including change in prepaid expenses and account receivables reduced cash, while increases in accounts payable and accrued liabilities and accrued interest provided a partial offset.
Investing Activities
Net cash used in investing activities amounted to $12,362 for the six months ended June 30, 2025 an decrease from $29,968 for the six months ended June 30, 2024. This was primarily attributable to the decrease in purchase of property, plant and equipment from $12,362 in for the six months ended June 30, 2025, compared to $29,968 for the six months ended June 30, 2024.
Financing Activities
Net cash used in financing activities amounted to $65,666 for the six months ended June 30, 2025, primarily attributable to proceeds from related party loan payables of $541,891, partially offset by payments of related party loan receivables of $411,344 and repayments of loan and note payables of $196,213.
Net cash used in financing activities amounted to $231,896 for the six months ended June 30, 2024, primarily attributable to payments of related party loan receivables of $595,124, partially offset by proceeds from related party loan payables of $206,121 and proceeds from loan and note payables of $157,107.
Capital allocation strategy
We continually assess our capital allocation strategy, including decisions relating to mergers and acquisitions, share repurchases, capital expenditures, debt pay-downs, etc.
Effect of Foreign Exchange Rates
Information regarding the effect of foreign exchange rates, versus the U.S. Dollar, on our net sales, operating expenses, and operating income is provided to show reported period operating results had the foreign exchange rates remained the same as those in effect in the comparable prior year period. The effect on our net sales, operating expenses, and operating income from changes in our foreign exchange rates versus the U.S. Dollar is as follows:
	Quarter Ended June 30, 2025
	As Reported	Exchange Rate Effect(1)	At Prior Year Rates(2)
Sales, net	$1,129,351	32,274	1,161,625
Operating expenses	1,522,177	38,517	1,560,694
Loss from operations.	$(392,826)	(6,243)	(399,069)

	Six Months Ended June 30, 2025
	As Reported	Exchange Rate Effect(1)	At Prior Year Rates(2)
Sales, net	$2,277,545	87,676	2,365,221
Operating expenses	3,013,974	96,714	3,110,688
Loss from operations	$(736,429)	(9,038)	(745,467)

(1)
Represents the change in reported amounts resulting from changes in foreign exchange rates from those in effect in the comparable prior year period for operating results.

(2)
Represents the outcome that would have resulted had foreign exchange rates in the reported period been the same as those in effect in the comparable prior year period for operating results.

Contractual Obligations and Commitments
Leases
In January 2024, we entered into an operating lease in Bassandean in Australia with the lease expiring in 2027. As of June 30, 2025, we had future minimum payments of $968,178 of which, 376,694 is due in the next twelve months.
In July 2023, we entered into two operating leases in Malaga, Perth in Australia with the leases expiring in 2026. As of June 30, 2025, we had future minimum lease payments of $233,276, which are due within the next twelve months.
Notes Payable
As part of the business combination in March 2023, we assumed an unsecured note payable with an unrelated entity for $300,000, with a maturity date of December 31, 2020. The note carries an annual interest rate of 4% and a default interest rate of 10%. On December 31, 2020, the note fell into default and all outstanding principal and interest was due on demand. The default interest was waived for 2024 and 2023. As of June 30, 2025 and December 31, 2024 the amount owed for this note was $300,000 principal and $73,348 accrued interest.
Per preliminary discussions with the note holder, the note is expected to be settled after the business combination with IWAC.
Loans Payable
As of June 30, 2025 and December 31, 2024, notes payable balance and the related accrued interest due was $373,348, respectively. Refer to our debt profile above.
Related Party
Related party debt owed is noninterest bearing and due on demand. On June 30, 2025, and December 31, 2024, related party payables totaled are $2,761,606 and $1,857,614 respectively.
Refer to Note 13 — “Commitments and Contingencies” in Part II, Item 8 — Financial Statements and Supplementary Data” for disclosure of our debt obligations.
Off-balance sheet financing arrangements
We have no obligations, assets or liabilities which would be considered off-balance sheet arrangements.
We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or purchased any non-financial assets.

Related party transactions
Refer to Note 10 — “Related Party Transactions” in Part I, Item 1 — Financial Statements and Supplementary Data” for disclosure of our related party transactions.
Recently Issued Accounting Standards
See Note 3 to our Consolidated Financial Statements for a discussion of recently issued and adopted accounting pronouncements.
Critical Accounting Policies
Our critical accounting policies and estimates are reviewed periodically, and any changes that could materially impact our financial results are disclosed.
Critical accounting estimates
Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues, and expenses. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results may differ from these estimates. We believe the following critical accounting policies affect the more significant judgments and estimates used in the preparation of our financial statements. For additional information on our accounting policies, see Note 3 to our audited consolidated financial statements.
Emerging Growth Company Status
Pursuant to the JOBS Act, an emerging growth company is provided the option to adopt new or revised accounting standards that may be issued by FASB or the SEC either (i) within the same periods as those otherwise applicable to non-emerging growth companies or (ii) within the same time periods as private companies. Btab qualifies as an emerging growth company. Btab intends to take advantage of the exemption for complying with new or revised accounting standards within the same time periods as private companies. Accordingly, the information contained herein may be different than the information you receive from other public companies.
Business combination — Reverse Merger
A reverse merger that is a business combination can occur only if the accounting acquiree meets the definition of a business and should be accounted for using the acquisition method. These transactions are unique and often include asset acquisitions, capital transactions, or business combinations, or a combination of these elements.
In accordance with ASC 805 — Reverse Mergers, a reverse recapitalization is a transaction in which a shell company issues its equity interest to effect the acquisition of an operating company. A reverse acquisition is accounted for as a capital transaction equivalent to the operating company issuing its equity for the net assets of the shell company followed by a recapitalization. The shell company is not deemed a business by the SEC and therefore reverse capitalization is not accounted for as a business combination. Therefore, there is no Goodwill.
The key distinction between a reverse acquisition and a reverse recapitalization is that in a reverse acquisition the legal acquirer/issuer (ASA) is a business and in a reverse recapitalization the legal acquirer/ issuer is a shell company. For accounting purposes, the company that is legally acquired in the reverse merger (i.e., the accounting acquirer) is considered the continuing reporting entity.
The reverse merger between the Btab Group and ASA is determined to be a reverse capitalization in consideration that the accounting acquiror is not a legal acquiror, as the Btab Group obtained control of ASA and ASA was a shell company and not deem a business.

Reverse recapitalization requires retrospective reporting of the shares issued by the legal acquiror for the purpose of the acquisition. Amounts are consolidated for reporting purposes and shares previously outstanding by the legal acquiror are treated as issued in the year of the reverse merger. Intercompany balances and investments in the entities which acquired the public company would be eliminated for consolidation reporting and the surviving equity reported would be that of the public company.
Revenue recognition
The Company recognizes revenue under ASC 606 “Revenue from Contracts with Customers”. The core principle of the new revenue standard is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. The following five steps are applied to achieve that core principle:
•
Step 1: Identify the contract with the customer

•
Step 2: Identify the performance obligations in the contract

•
Step 3: Determine the transaction price

•
Step 4: Allocate the transaction price to the performance obligations in the contract

•
Step 5: Recognize revenue when the Company satisfies a performance obligation

The transaction price is the amount of consideration to which an entity expects to be entitled in exchange for transferring promised goods or services to a customer. The consideration promised in a contract with a customer may include fixed amounts, variable amounts, or both.
When determining the transaction price, the Company also considers the effects of all of the following:
•
Variable consideration

•
Constraining estimates of variable consideration

•
The existence of a significant financing component in the contract

•
Noncash consideration

•
Consideration payable to a customer

Principal vs. Agent Considerations:
In some transactions, we must determine whether we are acting as the principal or as an agent. As the principal, we recognize revenue on a gross basis when we control the promised good or service before transferring it to the customer. As an agent, we recognize revenue on a net basis when we arrange for another party to provide the good or service to the customer. This determination requires significant judgment and involves consideration of various factors, including whether we have primary responsibility for fulfilling the promise to provide the specified good or service, whether we have inventory risk before the specified good or service has been transferred to the customer, and whether we have discretion in establishing the prices for the specified good or service.
Evaluating these factors involves judgment and can impact the timing and amount of revenue recognized. Changes in the judgments regarding whether we act as a principal or an agent can significantly affect our reported revenue and related costs Customer contracts or arrangements do not include financing components, non-cash considerations, variable consideration or other considerations payable to customers. Revenues are reported net of sales discount, rebates, returns. Shipping income is charged to customers and earned when goods are delivered.
Revenues generated in 2025 consist of sale of homeware, furniture, food grocery and general supplies.
Timing of revenue recognition is at time of delivery when the title transfers to the customer.
The transaction price is allocated to each distinct performance obligation and recognized as revenue when, or as, the performance obligation is satisfied.

The Company’s policy for revenue recognition is as follows:
BES provides service through online platforms and physical trading locations. Services: Ecommerce management, online marketing services (property listing, ads in marketplaces, banner ads in the Btab network). Revenue is recognized upon the completion of specific performance obligations defined in the customer contract. Contract terms may be in writing, non-written, verbal, or implied. Contract terms define prices, delivery timeline, specifications of performance, and settlement terms. No income was generated in 2025 or 2024.
BTEC develops and sells software and digital goods and provides technology support. It develops ecommerce sites, platforms and other software applications. It sells digital goods such as domain names and provides software services such as access and use of applications and sites through subscription sales.
Revenue is recognized upon the completion of specific performance obligations or overtime, as defined in the customer contract. Contract terms may be in writing, non-written, verbal, or implied. Contract terms define prices, delivery timeline, specifications of performance, and settlement terms. No income was generated in 2025 or 2024.
TE sells homeware and furniture supplies in retail and wholesale. Revenue is recognized upon the delivery or transfer of goods, which is the only specific performance obligation defined in the customer’s contract or terms of sale. Contract terms may be in writing, non-written, verbal, or implied. Contract terms define prices, delivery timeline, specifications of performance, and settlement terms. Approximately $0.3 million and $0.6 million in revenues were generated in the quarter ended and six months ended June 30, 2025 respectively.
LI manufactures and sells furniture in wholesale. Revenue is recognized upon the delivery or transfer of goods, which is the only specific performance obligation defined in the customer’s contract or terms of sale. Contract terms may be in writing, non-written, verbal, or implied and define prices, delivery timeline, specifications of performance, and settlement terms. Approximately $0.8 million and $1.6 million in revenues were generated in the quarter ended and six months ended June 30, 2025 respectively.
MI sells food, grocery and general goods supplies in retail and wholesale. Revenue is recognized upon the delivery or transfer of goods, which is the only specific performance obligation defined in the customer’s contract or terms of sale. Contract terms may be in writing, non-written, verbal, or implied. Contract terms define prices, delivery timeline, specifications of performance, and settlement terms. Approximately $0 million in revenues was generated in the quarter ended and six months ended June 30, 2025.
Customer contracts or arrangements do not include financing components, non-cash considerations, variable consideration or other considerations payable to customers. Revenues are reported net of sales discount, rebates, returns. Shipping income is charged to customers and earned when goods are delivered.
Accounts receivable
Accounts receivables are based on amounts billed to customers for services provided and goods sold and amounts due from merchant provider/s. The Company sells goods in accordance with the terms of sale stated in the respective invoices and contracts. Amounts due from merchant service providers are for payments processed and amounts pending to be deposited to the Company’s account. The Company estimates an allowance for doubtful accounts, based upon its review of outstanding receivables, historical collection information, and existing economic conditions. Invoices are issued for payments to be made as agreed, yet reported accounts receivable are the net realizable value for sales generated upon specific performance (delivery of the good or performance of the service). Delinquent receivables are directly written off if management is aware of specific circumstances regarding a customer’s inability or unwillingness to pay.
When allowance for doubtful accounts is estimated, the amount is allocated as a contra account to accounts receivable indirectly adjusting it to its net realizable value and a bad debt expense is incurred. When the Company deems the collections of specific amounts are less likely, they are directly written off by a direct adjustment to accounts receivable and an incurrence of bad debt expense. When an accounts receivable balance previously written off is recovered, a gain is recognized as “Recovered bad debt” and included in sales in the period recovered.
Allowance for Doubtful Accounts
As an e-commerce company, we offer credit terms to our customers, which results in accounts receivable balances. We have adopted the Current Expected Credit Loss (CECL) model in accordance with Accounting Standards Codification (ASC) Topic 326, “Financial Instruments — Credit Losses,” to estimate our allowance for doubtful accounts. This model requires us to estimate the lifetime expected credit losses for our receivables, taking into consideration historical experience, current conditions, and reasonable and supportable forecasts.
The estimation of the allowance for doubtful accounts involves significant judgment and is based on a thorough analysis of various factors, including:
•
Historical Loss Experience: We analyze our historical loss data to determine loss rates for different segments of our customer base. This includes reviewing past due accounts, write-offs, and recoveries.

•
Current Conditions: We consider current economic conditions and their potential impact on our customers’ ability to pay. Factors such as changes in the economic environment, customer base, and payment patterns are taken into account.

•
Reasonable and Supportable Forecasts: We incorporate forward-looking information into our estimates, which involves assessing macroeconomic indicators such as GDP growth, unemployment rates, and other relevant factors that could impact credit risk.

•
Customer Creditworthiness: We evaluate the creditworthiness of our customers using various metrics, including credit scores, financial health indicators, and payment history. This helps us to identify high-risk accounts and adjust our allowance accordingly.

•
Aging of Receivables: We perform an aging analysis of our accounts receivable to identify and assess the likelihood of collection for accounts that are past due. Older receivables generally carry a higher risk of default and therefore require a higher allowance.

•
Industry Trends: We consider industry-specific trends and developments that could affect the collectability of our receivables. For example, changes in consumer behavior, regulatory changes, and technological advancements in the e-commerce sector are monitored.

The allowance for doubtful accounts is reviewed and updated on a regular basis to reflect new information and changes in conditions. Any adjustments to the allowance are recorded in our financial statements and impact our net income.
Judgments and Estimates
The process of estimating the allowance for doubtful accounts requires significant judgment, particularly in determining the reasonable and supportable forecasts and assessing the impact of current economic conditions. Changes in these estimates can materially affect our financial statements.
For example, an unexpected economic downturn could lead to a higher number of defaults than anticipated, requiring an increase in the allowance. Conversely, improvements in the economic environment could result in lower credit losses.
We continually monitor the accuracy of our estimates by comparing actual write-offs to our previous estimates and adjusting our models as necessary. Although we believe our allowance for doubtful accounts is reasonable, actual results could differ from our estimates, which could have a material impact on our financial results.
Inventory
ASC 330 “Inventory” requires entities to measure inventory at a lower of cost or market. The market value is determined by its net realizable value. The net realizable value is the estimated selling price in the ordinary course of business, less reasonably predictable cost of completion, disposal, and transportation. Inventory consists primarily of foods, groceries, furniture and homewares, and are stated at the lower of cost or net realizable value.
Inventory Valuation
The Company’s inventory uses the first-in-first-out costing method. Obsolete, damaged, or expired inventories are written off as a loss. An inventory reserve may be allocated to account for potential loss of inventory that could occur in the normal course of business.
The valuation of inventory involves significant judgment and estimates, particularly regarding the following factors:
Net Realizable Value (NRV): NRV is the estimated selling price in the ordinary course of business, less estimated costs of completion and disposal. This requires us to make judgments about future demand, pricing, and market conditions. Changes in these estimates can significantly impact the value of our inventory. For example, if market conditions deteriorate, we may need to write down the value of inventory to reflect lower NRV.
Obsolescence: We regularly review our inventory for obsolescence and excess quantities. Products that are no longer in demand or have become outdated due to technological advancements or changes in consumer preferences are written down to their NRV. Estimating obsolescence involves assessing product lifecycles, historical sales data, and current market trends.
Damaged and Returned Goods: Inventory includes items that may be returned by customers or damaged during storage and handling. We estimate the impact of such returns and damages on the value of our inventory based on historical return rates and current conditions. Significant changes in return rates or damage levels could necessitate adjustments to our inventory valuation.
Economic Conditions: Broader economic factors, such as inflation, changes in consumer spending, and global supply chain disruptions, can affect inventory valuation. We monitor these conditions closely and adjust our estimates as necessary to reflect their impact on our inventory’s NRV.
Judgments and Estimates
The estimation of inventory valuation requires significant judgment, especially in determining NRV and identifying obsolete or excess inventory. Changes in these estimates can materially affect our financial statements. For example, an overestimation of future demand may result in excess inventory, requiring a write- down to NRV, while underestimating demand could lead to stockouts and lost sales.
We continually review our inventory management processes and update our estimates based on new information and market conditions. Although we believe our estimates are reasonable, actual results could differ from these estimates, which could have a material impact on our financial results.
Sensitivity Analysis
To illustrate the potential impact of changes in our estimates, a 1% increase in our inventory valuation allowance as of June 30, 2025, would result in an additional cost of goods sold of approximately $16,077. Conversely, a 1% decrease in the allowance would reduce our cost of goods sold by approximately $16,077.
Risk and Uncertainty
Given the inherent uncertainties in predicting future demand, market conditions, and other factors affecting inventory valuation, our estimates are subject to a high degree of variability. We are also exposed to various risks, including changes in consumer preferences, supplier reliability, and economic volatility, which could impact our inventory management and valuation.
Quantitative and Qualitative Disclosures about Market Risk
Foreign Currency Exchange Risk
While we generate the majority of our revenue in Australian dollars (AUD), a portion of our revenue is denominated in the Hong Kong dollar (HKD). For the quarter ended and six months ended June 30, 2025,

100% of our revenue was denominated in AUD and 0% in HKD. As we expand globally, we will be further exposed to fluctuations in currency exchange rates.
Transaction (gains) and losses, were $(1,657) for the quarter ended June 30, 2025, compared to losses of $1,004 for the same period in 2024. For the six months ended June 30, 2025, transaction gains totaled $(2,171), compared to losses of $681 for the six months ended June 30, 2024.
We currently do not hedge foreign currency exposure. We may in the future hedge our foreign currency exposure and may use currency forward contracts, currency options or other common derivative financial instruments to reduce foreign currency risk. It is difficult to predict the effect that future hedging activities would have on our operating results.
Interest Rate Sensitivity
We had cash equivalents and loan receivables totaling $87,124 and $1,815,938, respectively as of June 30, 2025. Our cash equivalents are held for working capital purposes on accounts that do not bear interest. Our cash equivalents are not subject to changes interest rates and market conditions. Fixed rate loan receivable may have their market values adversely affected due to a rise in interest rates.
Borrowings under loan agreements are principally subject to a fixed interest rate between 6.48% – 23.26%. We currently do not hedge interest rate exposure. We may in the future hedge our interest rate exposure and may use swaps, caps, collars, structured, collars or other common derivative financial instruments to reduce interest rate risk. It is difficult to predict the effect that future hedging activities would have on our operating results.
Credit Risk
We maintain components of our cash and cash equivalents balance in various accounts, which from time to time exceed the federal depository insurance coverage limit. We have not experienced any losses on our deposits of cash and cash equivalents and accounts are monitored by our management team to mitigate risk. We are exposed to credit risk in the event of default by the financial institution holding our cash and cash equivalents or an event of default by the issuers of the corporate bonds and commercial paper we hold.
Financial instruments, which potentially subject the Company to credit risk, consist principally of cash, accounts receivable and loans receivable. We have not experienced any losses on our deposits of cash and cash equivalents and accounts are monitored by our management team to mitigate risk. We are exposed to credit risk in the event of a default of accounts receivable and loan receivable balances. The Company also holds material deposits on account in Hong Kong and Australia. Smaller cash balances are maintained with major financial institutions in the USA that are credit worthy. The Company maintains all cash in bank accounts insured up to $250,000 by the US Federal Deposit Insurance Corporation. On June 30, 2025, and 2024, no cash balances were held in excess of federally insured limits in the USA. Cash is maintained with major financial institutions in Hong Kong that are credit worthy. The Company maintains all cash in bank accounts insured up to HKD $500,000 (approximately USD $64,000) by Hong Kong’s Monetary Authority “Deposit Protection Scheme” (“DPS”). On December 31, 2024, no cash balances were held in excess of DPS insured limits in Hong Kong. Cash is maintained with major financial institutions in Australia that are credit worthy. The Company maintains most cash in bank accounts insured up to AUD $250,000 (approximately USD $170,000) by Australian Prudential Regulation Authority’ (APRA) “Federal Claims Scheme” (“FCS”). On June 30, 2025, no cash balances were held in excess of FCS insured limits in Australia. As of June 30, 2025, and 2024, 100% of “Note payable” was owed to an unrelated party. On June 30, 2025, and 2024 two (2) parties were owed 100% of accrued interest. The risk of loss associated with a counter-party’s inability to fulfill its payment obligations. Credit risk is limited to the carrying value amount on the balance sheet. On June 30, 2025, accounts receivable totaled $238,179 and on December 31, 2024, accounts receivable totaled $204,156. Balances are being paid as agreed, but the extended terms to pay raises credit risk for these balances. The Company has $1,815,938 due to it from related party loan receivables, these notes are subject to credit risk if related parties are unable to repay when they become due. Payments are currently being made as agreed.

Inflation
To date, inflation has not materially impacted our results of operations. Although we have not been materially affected by inflation in the past, we can provide no assurance that we will not be affected by higher rates of inflation in the future.
Concentration of Customers
During the six months ended June 30, 2025, one customer made up 10% or more of total sales, and in aggregate 10.6% (approximately $0.24 million) of total sales. During the six months June 30, 2024, one customer each made up 10.6% or more of total sales, with approximately $0.2 million.
As on June 30, 2025 two customers made up 10% or more of accounts receivable with approximately 0.1 million or 29.6%. On December 31, 2024 one customer made up 10% or more of accounts receivable with approximately 0.1 million or 49.2%.
Concentration of Supplier
During the six months ended June 30, 2025, two suppliers each made up 10% or more of purchases with approximately $0.26 million or 25.9% of total purchases. During the six months ended June 30, 2024, four suppliers each made up 10% or more of purchases with approximately $0.7 million or 43.9% of total purchases.
As on June 30, 2025, two suppliers made up 10% or more of accounts payable, and in aggregate 21.2% (approximately $0.1 million) of accounts payable and accrued liabilities. As on December 31, 2024, two suppliers made up 10% or more of accounts payable, and in aggregate 46.2% (approximately $0.5 million) of accounts payable and accrued liabilities.
Concentration of credit risk
Financial instruments that are potentially subject to significant concentration of credit risk consist of cash and cash equivalents, short-term investments, accounts receivable and notes receivable.

IWAC’S BUSINESS
General
Integrated Wellness Acquisition Corp is a blank check company incorporated as a Cayman Island exempted company and formed for the purpose of effecting an initial business combination. The 2024 SPAC Rules may materially affect our ability to negotiate and complete our initial Business Combination and may increase the costs and time related thereto.
Initial Public Offering and Private Placement
On December 13, 2021, we consummated our initial public offering of 11,500,000 units. Each unit consists of one Class A ordinary share and one-half of one redeemable warrant of the Company, with each warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per whole share. The units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $115,000,000.
Simultaneously with the closing of our initial public offering, we completed the private sale of an aggregate of 6,850,000 warrants to our Prior Sponsor at a purchase price of $1.00 per IWAC Private Warrant, generating gross proceeds of $6,850,000.
A total of $117,300,000 (equal to $10.20 per unit), comprised of $112,700,000 of the proceeds from our initial public offering and $4,600,000 of the proceeds of the sale of the IWAC Private Warrants, was placed in the trust account maintained by Continental, acting as trustee.
Termination of Business Combination
On February 10, 2023, the Company entered into the merger agreement with Refreshing USA, LLC (“Refreshing”), Pubco, Purchaser Merger Sub, Refreshing Merger Sub, our Prior Sponsor in the capacity as the Purchaser Representative and Ryan Wear in the capacity as the Seller Representative (the “Merger Agreement”). Refreshing is a national provider of vending services to education, healthcare, business & industry, sports & leisure and corrections clients. It oversees multiple subsidiaries and businesses across the United States that operate vending assets and services and estimates that it serves hundreds of thousands of customers nationwide.
On September 26, 2023, the Company notified Refreshing that the Company had elected to terminate the Merger Agreement, effective immediately, pursuant to Section 8.1(b) thereof, since the conditions to the closing of the initial business combination were not satisfied or waived by the outside date of July 31, 2023 (the “Termination”). As a result, the Merger Agreement is of no further force and effect, with the exception of certain specified provisions in the Merger Agreement, which shall survive the Termination and remain in full force and effect in accordance with their respective terms.
Sponsor Handover
On November 8, 2023, IWAC entered into a purchase agreement (the “Purchase Agreement”) with the Prior Sponsor, and Sriram Associates, LLC (“Sriram”), pursuant to which, the Prior Sponsor agreed to transfer to Sriram or its designees (i) 2,012,500 of IWAC’s Class B ordinary shares and (ii) 4,795,000 of the IWAC Private Warrants for a total purchase price of one dollar (the “Transfer”). In connection with the Transfer, new persons were to be appointed officers and directors of IWAC and IWAC agreed to take such actions necessary to effectuate such changes (the “Management Change”). The Transfer, the Management Change and the other transactions contemplated by the Purchase Agreement are hereinafter referred to as the “Sponsor Handover.” In connection with the Sponsor Handover, Sriram agreed to assume (i) certain vendor payables then outstanding by IWAC (estimated at approximately $338,345); (ii) the costs and expenses associated with the monthly extensions of IWAC until December 13, 2023 including monthly payments of $160,000; (iii) the costs and expenses for IWAC to take all actions necessary to file a proxy statement and hold a shareholders meeting prior to December 13, 2023 in order to extend IWAC’s term until December 13, 2024 structured in such manner as requested by Sriram. Sriram also agreed to (i) cause IWAC to satisfy all of its public company reporting requirements; (ii) to pay the D&O insurance premiums to extend IWAC’s existing D&O insurance policy (estimated at approximately $20,000); and (iii) to pay all outstanding legal fees owed by IWAC at or before a business combination (estimated at approximately $1.17 million).
On February 1, 2024, the Sponsor Handover was consummated. Suntone Investment Pty Ltd, a designee and affiliate of Sriram, acquired the securities in the Transfer and has subsequently served as the sponsor of IWAC.
Our Business
While we may pursue an acquisition opportunity in any industry or sector, we have focused and will continue to focus on businesses in the health, nutrition, fitness, wellness and beauty sectors and the products, devices, applications and technology driving growth within these verticals. Our management team and board of directors have extensive knowledge and relationships within these markets, and we have capitalized and will continue to capitalize on our ability to identify and acquire businesses that stand to benefit from our unique operational and strategic expertise.
Consumer health, nutrition, fitness, wellness and beauty businesses are supported by strong global growth trends as consumers increasingly commit to living a healthy lifestyle. Consumers are seeking products and services to more effectively monitor, maintain, and improve their health and to achieve a diverse range of objectives, whether nutritional, athletic, fitness or daily wellness related. This evolution has resulted in a large and growing number of compelling business opportunities across the $4.5 trillion global wellness landscape. High growth private companies are taking meaningful market share from prior category leaders, driving an increase in private equity investment and merger and acquisition activity in our targeted sectors. Given the limited number of public companies in our focus verticals, we see a strong opportunity to bring a quality private company to the public.
We believe our team’s deep and extensive relationships across this ecosystem provides us with a competitive advantage in sourcing, evaluating and pursuing a broad range of opportunities in these targeted sectors. While we may pursue any target, we seek strong fundamental businesses with an emphasis on one or more of the following attributes:
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Strong consumer brand awareness, engagement and affinity;

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Category-leader or disruptor in the highest-growth segments of the industry;

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Clear and substantiated impact on consumer health and wellness outcomes;

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Tech-enabled or the opportunity to bring technology into the consumer health experience;

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Strong growth with further growth opportunities either via geographic, product or channel diversification; and

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Strong economics or high potential for improvement.

Initial Business Combination
If our securities are then listed on the NYSE, our initial business combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the net assets held in the trust account (excluding the deferred underwriting commissions and taxes payable on the interest earned on the trust account) at the time of signing a definitive agreement in connection with our initial business combination. If our board of directors is not able to independently determine the fair market value of the target business or businesses, we will obtain an opinion from an independent investment banking firm or an independent valuation or appraisal firm with respect to the satisfaction of such criteria. While we consider it unlikely that our board will not be able to make an independent determination of the fair market value of a target business or businesses, it may be unable to do so if the board is less familiar or experienced with the target company’s business, there is a significant amount of uncertainty as to the value of the company’s assets or prospects, including if such company is at an early stage of development, operations or growth, or if the anticipated transaction involves a complex financial analysis or other specialized skills and the board determines that outside expertise would be helpful or necessary in conducting such analysis. Since any opinion, if obtained, would merely state that the fair market value of the target business meets the 80% of net assets threshold, unless such opinion includes material information regarding the valuation of a target business or the consideration to be provided, it is not anticipated that copies of such opinion would be distributed to our shareholders. However, if required under applicable law, any proxy statement that we deliver to shareholders and file with the SEC in connection with a proposed transaction will include such opinion.
We have filed a registration statement on Form 8-A with the SEC to register our securities under Section 12 of the Exchange Act. As a result, we are subject to the rules and regulations promulgated under the Exchange Act. We have no current intention of suspending or terminating our reporting or other obligations under the Exchange Act prior or subsequent to the consummation of our initial business combination.
We anticipate structuring our initial business combination so that the post-business combination company in which our Public Shareholders own shares will own or acquire 100% of the equity interests or assets of the target business or businesses. We may, however, structure our initial business combination such that the post-business combination company owns or acquires less than 100% of such interests or assets of the target business in order to meet certain objectives of the target management team or shareholders or for other reasons, but we will only complete such business combination if the post-business combination company owns or acquires 50% or more of the issued and outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. Even if the post-business combination company owns or acquires 50% or more of the voting securities of the target, our shareholders prior to the business combination may collectively own a minority interest in the post-business combination company, depending on valuations ascribed to the target and us in the business combination. For example, we could pursue a transaction in which we issue a substantial number of new shares in exchange for all of the outstanding share capital of a target or issue a substantial number of new shares to third-parties in connection with financing our initial business combination. In this case, we would acquire a 100% controlling interest in the target. However, as a result of the issuance of a substantial number of new shares, our shareholders immediately prior to our initial business combination could own less than a majority of our outstanding shares subsequent to our initial business combination. If less than 100% of the equity interests or assets of a target business or businesses are owned or acquired by the post-business combination company, the portion of such business or businesses that is owned or acquired is what will be valued for purposes of the 80% of net assets test. If the business combination involves more than one target business, the 80% of net assets test will be based on the aggregate value of all of the target businesses. If our securities are not then listed on the NYSE for whatever reason, we would no longer be required to meet the foregoing 80% of net asset test.
To the extent we effect our initial business combination with a company or business that may be financially unstable or in its early stages of development or growth, we may be affected by numerous risks inherent in such company or business. Although our management will endeavor to evaluate the risks inherent in a particular target business, we cannot assure you that we will properly ascertain or assess all significant risk factors.
Any costs incurred with respect to the identification and evaluation of a prospective target business with which our initial business combination is not ultimately completed will result in our incurring losses and will reduce the funds we can use to complete another business combination.
In addition, we have agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of our sponsor.
Effecting Our Initial Business Combination
General
We are not presently engaged in, and we will not engage in, any operations until we consummate our initial business combination. We intend to effectuate our initial business combination using cash from the proceeds of our initial public offering and the private placement of the IWAC Private Warrants, the proceeds of the sale of our shares in connection with our initial business combination (pursuant to forward purchase agreements or backstop agreements we may enter into following the consummation of our initial public offering or otherwise), shares issued to the owners of the target, debt issued to banks or other lenders or the owners of the target, or a combination of the foregoing or other sources. We may seek to complete our initial business combination with a company or business that may be financially unstable or in its early stages of development or growth, which would subject us to the numerous risks inherent in such companies and businesses.
If our initial business combination is funded using equity consideration or the proceeds of any equity or debt financing, or not all of the funds released from the trust account are used for payment of the consideration in connection with our initial business combination or used for redemptions of our Class A ordinary shares, we may apply the balance of the cash released to us from the trust account for general corporate purposes, including for maintenance or expansion of operations of the post-business combination company, the payment of principal or interest due on indebtedness incurred in completing our initial business combination, to fund the purchase of other companies or for working capital.
Although our management seeks to assess the risks inherent in target businesses with which we may combine, we cannot assure you that this assessment will result in our identifying all risks that a target business may encounter. Furthermore, some of those risks may be outside of our control, meaning that we can do nothing to control or reduce the chances that those risks will adversely affect a target business.
We may need to obtain additional financing to complete our initial business combination, either because the transaction requires more cash than is available from the proceeds held in our trust account, or because we become obligated to redeem a significant number of our Public Shares upon completion of the business combination, in which case we may issue additional securities or incur debt in connection with such business combination. There are no prohibitions on our ability to issue securities or incur debt in connection with our initial business combination. We are not currently a party to any arrangement or understanding with any third party with respect to raising any additional funds through the sale of securities, the incurrence of debt or otherwise.
Permitted Purchases and Other Transactions with Respect to Our Securities
If we seek shareholder approval of our initial business combination and we do not conduct redemptions in connection with our initial business combination pursuant to the tender offer rules, our Current Sponsor, directors, executive officers or their affiliates may purchase Public Shares or warrants in privately negotiated transactions or in the open market either prior to or following the completion of our initial business combination. Additionally, at any time at or prior to our initial business combination, subject to applicable securities laws (including with respect to material nonpublic information), our Current Sponsor, directors, executive officers or their affiliates may enter into transactions with investors and others to provide them with incentives to acquire Public Shares, vote their Public Shares in favor of our initial business combination or not redeem their Public Shares. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the trust account will be used to purchase Public Shares or warrants in such transactions. If they engage in such transactions, they will be restricted from making any such purchases when they are in possession of any material non-public information not disclosed to the seller or if such purchases are prohibited by Regulation M under the Exchange Act.
In the event that our Current Sponsor, directors, officers or their affiliates purchase shares in privately negotiated transactions from Public Shareholders who have already elected to exercise their redemption rights or submitted a proxy to vote against our initial business combination, such selling shareholders would be required to revoke their prior elections to redeem their shares and any proxy to vote against our initial business combination. We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will be required to comply with such rules.
The purpose of any such transaction could be to (i) vote in favor of our initial business combination and thereby increase the likelihood of obtaining shareholder approval of the business combination, (ii) reduce the number of public warrants outstanding or vote such warrants on any matters submitted to the warrant holders for approval in connection with our initial business combination or (iii) satisfy a closing condition in an agreement with a target that requires us to have a minimum net worth or a certain amount of cash at the closing of our initial business combination, where it appears that such requirement would otherwise not be met. Any such purchases of our securities may result in the completion of our initial business combination that may not otherwise have been possible.
In addition, if such purchases are made, the public “float” of our Class A ordinary shares or public warrants may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.
Our Current Sponsor, officers, directors and/or their affiliates anticipate that they may identify the shareholders with whom our Current Sponsor, officers, directors or their affiliates may pursue privately negotiated transactions by either the shareholders contacting us directly or by our receipt of redemption requests submitted by shareholders (in the case of Class A ordinary shares) following our mailing of tender offer or proxy materials in connection with our initial business combination. To the extent that our Current Sponsor, officers, directors or their affiliates enter into a private transaction, they would identify and contact only potential selling or redeeming shareholders who have expressed their election to redeem their shares for a pro rata share of the trust account or vote against our initial business combination, whether or not such shareholder has already submitted a proxy with respect to our initial business combination but only if such shares have not already been voted at the general meeting related to our initial business combination. Our Current Sponsor, executive officers, directors or their affiliates will select which shareholders to purchase shares from based on the negotiated price and number of shares and any other factors that they may deem relevant, and will be restricted from purchasing shares if such purchases do not comply with Regulation M under the Exchange Act and the other federal securities laws.
Our Current Sponsor, officers, directors and/or their affiliates will be restricted from making purchases of shares if the purchases would violate Section 9(a)(2) or Rule 10b-5of the Exchange Act. We expect any such purchases would be reported by such person pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements.
Redemption Rights for Public Shareholders upon Completion of Our Initial Business Combination
We will provide our Public Shareholders with the opportunity to redeem all or a portion of their Class A ordinary shares upon the completion of our initial business combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account calculated as of two business days prior to the consummation of the initial business combination including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, if any, divided by the number of then-outstanding Public Shares, subject to the limitations described herein. As of November 3, 2025, the amount in the trust account was approximately $12.78 per Public Share. The per-share amount we will distribute to investors who properly redeem their shares will not be reduced by the deferred underwriting commissions we will pay to the underwriters. The redemption rights will include the requirement that a beneficial holder must identify itself in order to validly redeem its shares. There will be no redemption rights upon the completion of our initial business combination with respect to our warrants. Further, we will not proceed with redeeming our Public Shares, even if a Public Shareholder has properly elected to redeem its shares, if a business combination does not close. Our amended and restated memorandum and articles of association provide that only Public Shares and not any founder shares are entitled to redemption rights. In addition, our Current Sponsor and each member of our management team have entered into an agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to any founder shares and Public Shares held by them in connection with (i) the completion of our initial business combination and (ii) a shareholder vote to approve an amendment to our amended and restated memorandum and articles of association (A) that would modify the substance or timing of our obligation to provide holders of our Class A ordinary shares the right to have their shares redeemed in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination by the deadline set forth in our amended and restated memorandum and articles of association or (B) with respect to any other provision relating to the rights of holders of our Class A ordinary shares.

Limitations on Redemptions
Our amended and restated memorandum and articles of association provide that in no event will we redeem our Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001 (so that we do not then become subject to the SEC’s “penny stock” rules). However, the proposed business combination may require: (i) cash consideration to be paid to the target or its owners, (ii) cash to be transferred to the target for working capital or other general corporate purposes or (iii) the retention of cash to satisfy other conditions in accordance with the terms of the proposed business combination. In the event the aggregate cash consideration we would be required to pay for all Class A ordinary shares that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the proposed business combination exceeds the aggregate amount of cash available to us, we will not complete the business combination or redeem any shares, and all Class A ordinary shares submitted for redemption will be returned to the holders thereof.
Manner of Conducting Redemptions
We will provide our Public Shareholders with the opportunity to redeem all or a portion of their Class A ordinary shares upon the completion of our initial business combination either (i) in connection with a general meeting called to approve the business combination or (ii) by means of a tender offer. Except as required by applicable law or stock exchange rules, the decision as to whether we will seek shareholder approval of a proposed business combination or conduct a tender offer will be made by us, solely in our discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would require us to seek shareholder approval under applicable law or stock exchange listing requirement or whether we were deemed to be a foreign private issuer (which would require a tender offer rather than seeking shareholder approval under SEC rules). Asset acquisitions and share purchases would not typically require shareholder approval while direct mergers with our Company where we do not survive and any transactions where we issue more than 20% of our issued and outstanding ordinary shares or seek to amend our amended and restated memorandum and articles of association would typically require shareholder approval. We intend to conduct redemptions without a shareholder vote pursuant to the tender offer rules of the SEC unless shareholder approval is required by applicable law or stock exchange listing requirement or we choose to seek shareholder approval for business or other reasons. If we list our securities on the NYSE, we will be required to comply with the NYSE rules.
If we held a shareholder vote to approve our initial business combination, we will, pursuant to our amended and restated memorandum and articles of association:
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conduct the redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, which regulates the solicitation of proxies, and not pursuant to the tender offer rules; and

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file proxy materials with the SEC.

In the event that we seek shareholder approval of our initial business combination, we will distribute proxy materials and, in connection therewith, provide our Public Shareholders with the redemption rights described above upon completion of the initial business combination.
If we seek shareholder approval of our initial business combination, we will complete our initial business combination only if we obtain the approval of an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a simple majority of the shareholders who attend and vote at a general meeting of the Company (unless a greater vote is required by applicable law or stock exchange rules). In such case, our Sponsors and each member of our management team have agreed to vote their founder shares and Public Shares in favor of our initial business combination. Each Public Shareholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction or vote at all. Our amended and restated memorandum and articles of association provide that only Public Shares and not any founder shares are entitled to redemption rights. In addition, our Sponsors and each member of our management team have entered into an agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to any founder shares and Public Shares held by them in connection with (i) the completion of our initial business combination and (ii) a shareholder vote to approve an amendment to our amended and restated memorandum and articles of association (A) that would modify the substance or timing of our obligation to provide holders of our Class A ordinary shares the right to have their shares redeemed in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination by the deadline set forth in our amended and restated memorandum and articles of association or (B) with respect to any other provision relating to the rights of holders of our Class A ordinary shares.
If we conduct redemptions pursuant to the tender offer rules of the SEC, we will, pursuant to our amended and restated memorandum and articles of association:
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conduct the redemptions pursuant to Rule 13e-4 and Regulation 14E of the Exchange Act, which regulate issuer tender offers; and

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file tender offer documents with the SEC prior to completing our initial business combination which contain substantially the same financial and other information about the initial business combination and the redemption rights as is required under Regulation 14A of the Exchange Act, which regulates the solicitation of proxies.

Upon the public announcement of our initial business combination, if we elect to conduct redemptions pursuant to the tender offer rules, we and our Current Sponsor will terminate any plan established in accordance with Rule 10b5-1 to purchase Class A ordinary shares in the open market, in order to comply with Rule 14e-5 under the Exchange Act.
In the event we conduct redemptions pursuant to the tender offer rules, our offer to redeem will remain open for at least 20 business days, in accordance with Rule 14e-1(a)under the Exchange Act, and we will not be permitted to complete our initial business combination until the expiration of the tender offer period. In addition, the tender offer will be conditioned on Public Shareholders not tendering more than the number of Public Shares we are permitted to redeem. If Public Shareholders tender more shares than we have offered to purchase, we will withdraw the tender offer and not complete such initial business combination.
Limitation on Redemption upon Completion of Our Initial Business Combination If We Seek Shareholder Approval
If we seek shareholder approval of our initial business combination and we do not conduct redemptions in connection with our initial business combination pursuant to the tender offer rules, our amended and restated memorandum and articles of association provide that a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming its shares with respect to more than an aggregate of 15% of the Public Shares sold in our initial public offering, which we refer to as “Excess Shares,” without our prior consent. We believe this restriction will discourage shareholders from accumulating large blocks of shares, and subsequent attempts by such holders to use their ability to exercise their redemption rights against a proposed business combination as a means to force us or our management to purchase their shares at a significant premium to the then-current market price or on other undesirable terms. Absent this provision, a Public Shareholder holding more than an aggregate of 15% of the shares sold in our initial public offering could threaten to exercise its redemption rights if such holder’s shares are not purchased by us, our Current Sponsor or our management at a premium to the then-current market price or on other undesirable terms. By imposing such limitations on our shareholders’ ability to redeem no more than 15% of the shares sold in our initial public offering without our prior consent, as described above, we believe we will limit the ability of a small group of shareholders to unreasonably attempt to block our ability to complete our initial business combination, particularly in connection with a business combination with a target that requires as a closing condition that we have a minimum net worth or a certain amount of cash.
However, we would not be restricting our shareholders’ ability to vote all of their shares (including Excess Shares) for or against our initial business combination.
Tendering Share Certificates in Connection with a Tender Offer or Redemption Rights
Public Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” will be required to either tender their certificates (if any) to our transfer agent prior to the date set forth in the proxy solicitation or tender offer materials, as applicable, mailed to such holders, or to deliver their shares to the transfer agent electronically using the DWAC System, at the holder’s option, in each case up to two business days prior to the initially scheduled vote to approve the business combination. The proxy solicitation or tender offer materials, as applicable, that we will furnish to holders of our Public Shares in connection with our initial business combination will indicate the applicable delivery requirements, which will include the requirement that a beneficial holder must identify itself in order to validly redeem its shares. Accordingly, a Public Shareholder would have from the time we send out our tender offer materials until the close of the tender offer period, or up to two business days prior to the initially scheduled vote on the proposal to approve the business combination if we distribute proxy materials, as applicable, to tender its shares if it wishes to seek to exercise its redemption rights. Given the relatively short period in which to exercise redemption rights, it is advisable for shareholders to use electronic delivery of their Public Shares.
There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC System. The transfer agent will typically charge the tendering broker a nominal fee and it would be up to the broker whether or not to pass this cost on to the redeeming holder. However, this fee would be incurred regardless of whether or not we require holders seeking to exercise redemption rights to tender their shares. The need to deliver shares is a requirement of exercising redemption rights regardless of the timing of when such delivery must be effectuated.
In order to perfect redemption rights in connection with their business combinations, many blank check companies would distribute proxy materials for the shareholders’ vote on an initial business combination, and a holder could simply vote against a proposed business combination and check a box on the proxy card indicating such holder was seeking to exercise his or her redemption rights. After the business combination was approved, the company would contact such shareholder to arrange for him or her to deliver his or her certificate to verify ownership. As a result, the shareholder then had an “option window” after the completion of the business combination during which he or she could monitor the price of the company’s shares in the market. If the price rose above the redemption price, he or she could sell his or her shares in the open market before actually delivering his or her shares to the company for cancellation. As a result, the redemption rights, to which shareholders were aware they needed to commit before the general meeting, would become “option” rights surviving past the completion of the business combination until the redeeming holder delivered its certificate. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholders’ election to redeem is irrevocable once the business combination is approved.
Any request to redeem such shares, once made, may be withdrawn at any time up to two business days prior to the initially scheduled vote on the proposal to approve the business combination, unless otherwise agreed to by us. Furthermore, if a holder of a public share delivered its certificate in connection with an election of redemption rights and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may simply request that the transfer agent return the certificate (physically or electronically). It is anticipated that the funds to be distributed to holders of our Public Shares electing to redeem their shares will be distributed promptly after the completion of our initial business combination.
If our initial business combination is not approved or completed for any reason, then our Public Shareholders who elected to exercise their redemption rights would not be entitled to redeem their shares for the applicable pro rata share of the trust account. In such case, we will promptly return any certificates delivered by public holders who elected to redeem their shares.
Extension of Time to Complete Business Combination
We originally had 15 months from the consummation of our initial public offering, or until March 13, 2023, to consummate our initial business combination. However, as requested by our Prior Sponsor and as permitted under our amended and restated memorandum and articles of association and the trust agreement entered into between us and Continental, in March 2023 we extended the date by which we must consummate an initial business combination by an additional three months until June 13, 2023.

On June 2, 2023, the Company held an extraordinary general meeting of shareholders (the “June Meeting”). At the June Meeting, a proposal to amend by special resolution the Company’s amended and restated memorandum and articles of association, as amended (the “First Charter Amendment”), to extend the date by which the Company has to consummate an initial business combination from June 13, 2023 to December 13, 2023 (or such earlier date as determined by the Company’s board of directors in its sole discretion) was approved. The Company extended the date by which it must consummate an initial business combination until December 13, 2023.
On December 11, 2023, the Company held an extraordinary general meeting in lieu of an annual general meeting of shareholders (the “December 2023 Meeting”). At the December 2023 Meeting, a proposal to amend by special resolution the Company’s amended and restated memorandum and articles of association, as amended (the “Second Charter Amendment”), to extend the date by which the Company has to consummate an initial business combination from December 13, 2023 to December 13, 2024 (or such earlier date as determined by the Company’s board of directors in its sole discretion) was approved. The Company extended the date by which it must consummate an initial business combination by an additional twelve months until December 13, 2024 or a total of 36 months from the consummation of our initial public offering.
On December 11, 2024, IWAC held an extraordinary general meeting in lieu of an annual general meeting of shareholders (the “December 2024 Meeting”). At the December 2024 Meeting, a proposal to amend by special resolution IWAC’s amended and restated memorandum and articles of association, as amended (the “Third Charter Amendment”), to extend the date by which IWAC has to consummate an initial business combination from December 13, 2024 to December 15, 2025 (or such earlier date as determined by the IWAC’s board of directors in its sole discretion) was approved. IWAC extended the date by which it must consummate an initial business combination by an additional twelve months until December 15, 2025.
Redemption of Public Shares and Liquidation If No Initial Business Combination
Under our current amended and restated memorandum and articles of association, we have until December 15, 2025 to consummate an initial business combination. If we have not consummated an initial business combination by such time, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to consummate an initial business combination by December 15, 2025. Our amended and restated memorandum and articles of association provide that, if we wind up for any other reason prior to the consummation of our initial business combination, we will follow the foregoing procedures with respect to the liquidation of the trust account as promptly as reasonably possible but not more than ten business days thereafter, subject to applicable Cayman Islands law.
Our Sponsors and each member of our management team have entered into an agreement with us, pursuant to which they have agreed to waive their rights to liquidating distributions from the trust account with respect to any founder shares they hold if we fail to consummate an initial business combination by the deadline set forth in our amended and restated memorandum and articles of association (although they will be entitled to liquidating distributions from the trust account with respect to any Public Shares they hold if we fail to complete our initial business combination within the prescribed time frame).
Our Sponsors, executive officers and directors have agreed, pursuant to a written agreement with us, that they will not propose any amendment to our amended and restated memorandum and articles of association (A) that would modify the substance or timing of our obligation to provide holders of our Class A ordinary shares the right to have their shares redeemed in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination by the deadline set forth in our amended and restated memorandum and articles of association or (B) with respect to any other provision relating to the rights of holders of our Class A ordinary shares, unless we provide our Public Shareholders with the opportunity to redeem their Public Shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, if any, divided by the number of the then-outstanding Public Shares. However, we may not redeem our Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001 (so that we do not then become subject to the SEC’s “penny stock” rules). If this optional redemption right is exercised with respect to an excessive number of Public Shares such that we cannot satisfy the net tangible asset requirement, we would not proceed with the amendment or the related redemption of our Public Shares at such time. This redemption right shall apply in the event of the approval of any such amendment, whether proposed by our Current Sponsor, any executive officer, director, director nominee or any other person.
If we do not consummate an initial business combination by the deadline set forth in our amended and restated memorandum and articles of association, we expect that all costs and expenses associated with implementing our plan of dissolution, as well as payments to any creditors, will be funded from amounts remaining out of the $7,567 held outside the trust account as of December 31, 2023, plus up to $100,000 of funds from the trust account available to us to pay dissolution expenses, although we cannot assure you that there will be sufficient funds for such purpose.
If we were to expend all of the net proceeds of our initial public offering and the sale of the IWAC Private Warrants, other than the proceeds deposited in the trust account, based on the amount in the trust account as of December 31, 2023 the per-share redemption amount received by shareholders upon our dissolution would be approximately $11.13 (before taking into account the withdrawal of interest to pay taxes, if any, and of up to $100,000 to pay dissolution expenses). The proceeds deposited in the trust account could, however, become subject to the claims of our creditors which would have higher priority than the claims of our Public Shareholders. We cannot assure you that the actual per-share redemption amount received by shareholders will not be less than $11.13. While we intend to pay such amounts, if any, we cannot assure you that we will have funds sufficient to pay or provide for all creditors’ claims.
Although we seek to have all vendors, service providers (except our independent registered public accounting firm), prospective target businesses and other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of our Public Shareholders, there is no guarantee that they will execute such agreements or even if they execute such agreements that they would be prevented from bringing claims against the trust account including, but not limited, to fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with respect to a claim against our assets, including the funds held in the trust account. If any third-party refuses to execute an agreement waiving such claims to the monies held in the trust account, our management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third-party that has not executed a waiver if management believes that such third-party’s engagement would be significantly more beneficial to us than any alternative. Examples of possible instances where we may engage a third-party that refuses to execute a waiver include the engagement of a third-party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. The representative of the underwriters will not execute an agreement with us waiving such claims to the monies held in the trust account. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the trust account for any reason. In order to protect the amounts held in the trust account, our Current Sponsor has agreed that it will be liable to us if and to the extent any claims by a third-party for services rendered or products sold to us (other than our independent registered public accounting firm), or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the trust account to below the lesser of (i) $10.20 per Public Share and (ii) the actual amount per Public Share held in the trust account as of the date of the liquidation of the trust account if less than $10.20 per Public Share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third-party or prospective target business that executed a waiver of any and all rights to seek access to the trust account nor will it apply to any claims under our indemnity of the representative of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third-party, our Current Sponsor will not be responsible to the extent of any liability for such third-party claims. We believe that our Current Sponsor’s only assets are securities of our Company and, therefore, we believe it is unlikely that our Current Sponsor would be able to satisfy those obligations. We have not asked our Current Sponsor to reserve for such indemnification obligations, and therefore, no funds are currently set aside to cover any such obligations. None of our other officers will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.
In the event that the proceeds in the trust account are reduced below the lesser of (i) $10.20 per Public Share and (ii) the actual amount per Public Share held in the trust account as of the date of the liquidation of the trust account if less than $10.20 per Public Share due to reductions in the value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay our tax obligations, and our Current Sponsor asserts that it is unable to satisfy its indemnification obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our Current Sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our Current Sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. Accordingly, we cannot assure you that due to claims of creditors the actual value of the per-share redemption price will not be less than $10.20 per Public Share.
We have sought and will continue to seek to reduce the possibility that our Current Sponsor will have to indemnify the trust account due to claims of creditors by endeavoring to have all vendors, service providers (except our independent registered public accounting firm), prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the trust account. Our Current Sponsor will also not be liable as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act. In the event that we liquidate and it is subsequently determined that the reserve for claims and liabilities is insufficient, shareholders who received funds from our trust account could be liable for claims made by creditors. However, such liability will not be greater than the amount of funds from our trust account received by any such shareholder. As of December 31, 2023, the amount held outside the trust account was $7,567.
If we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our shareholders. To the extent any bankruptcy claims deplete the trust account, we cannot assure you we will be able to return $12.78 per Public Share to our Public Shareholders. Additionally, if we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by shareholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer,” a “fraudulent conveyance” or a “voidable transfer.” As a result, a bankruptcy court could seek to recover some or all amounts received by our shareholders. Furthermore, our board of directors may be viewed as having breached its fiduciary duty and/or may have acted in bad faith by paying Public Shareholders from the trust account prior to addressing the claims of creditors, thereby exposing itself and us to claims seeking damages, including potential punitive damages. We cannot assure you that claims will not be brought against us for these reasons.
Our Public Shareholders will be entitled to receive funds from the trust account only (i) in the event of the redemption of our Public Shares if we do not complete our initial business combination by the deadline set forth in our amended and restated memorandum and articles of association, (ii) in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to provide holders of our Class A ordinary shares the right to have their shares redeemed in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination by the deadline set forth in our amended and restated memorandum and articles of association or (B) with respect to any other provision relating to the rights of holders of our Class A ordinary shares, or (iii) if they redeem their respective shares for cash upon the completion of the initial business combination. Public Shareholders who redeem their Class A ordinary shares in connection with a shareholder vote described in clause (ii) in the preceding sentence shall not be entitled to funds from the trust account upon the subsequent completion of an initial business combination or liquidation if we have not consummated an initial business combination by the deadline set forth in our amended and restated memorandum and articles of association, with respect to such Class A ordinary shares so redeemed. In no other circumstances will a shareholder have any right or interest of any kind to or in the trust account. In the event we seek shareholder approval in connection with our initial business combination, a shareholder’s voting in connection with the business combination alone will not result in a shareholder’s redeeming its shares to us for an applicable pro rata share of the trust account. Such shareholder must have also exercised its redemption rights described above. These provisions of our amended and restated memorandum and articles of association, like all provisions of our amended and restated memorandum and articles of association, may be amended with a shareholder vote.
Competition
In identifying, evaluating and selecting a target business for our initial business combination, we are encountering intense and increasing competition from other entities having a business objective similar to ours, including other blank check companies, private equity groups and leveraged buyout funds, public companies, operating businesses seeking strategic acquisitions. Many of these entities are well established and have extensive experience identifying and effecting business combinations directly or through affiliates. Moreover, many of these competitors possess greater financial, technical, human and other resources than us. Our ability to acquire larger target businesses is limited by our available financial resources. This inherent limitation gives others an advantage in pursuing the acquisition of a target business. Furthermore, our obligation to pay cash in connection with our Public Shareholders who exercise their redemption rights may reduce the resources available to us for our initial business combination and our outstanding warrants, and the future dilution they potentially represent, may not be viewed favorably by certain target businesses. Either of these factors may place us at a competitive disadvantage in successfully negotiating an initial business combination.
Human Capital
We currently have two executive officers. These individuals are not obligated to devote any specific number of hours to our matters but they devote as much of their time as they deem necessary to our affairs until we have completed our initial business combination. The amount of time they devote in any time period varies based on the stage of the business combination process we are in. We do not intend to have any full-time employees prior to the completion of our initial business combination.
Periodic Reporting and Financial Information
Our units, Class A ordinary shares, and warrants are registered under the Exchange Act, and as a result, we have reporting obligations, including the requirement that we file annual, quarterly and current reports with the SEC. In accordance with the requirements of the Exchange Act, our annual reports, including this Report, contain financial statements audited and reported on by our independent registered public accountants.
We will provide shareholders with audited financial statements of the prospective target business as part of the proxy solicitation or tender offer materials, as applicable, sent to shareholders. These financial statements may be required to be prepared in accordance with, or reconciled to, GAAP or IFRS, depending on the circumstances, and the historical financial statements may be required to be audited in accordance with the standards of the PCAOB. These financial statement requirements may limit the pool of potential target businesses we may acquire because some targets may be unable to provide such statements in time for us to disclose such statements in accordance with federal proxy rules and complete our initial business combination within the prescribed time frame. We cannot assure you that any particular target business identified by us as a potential acquisition candidate will have financial statements prepared in accordance with the requirements outlined above, or that the potential target business will be able to prepare its financial statements in accordance with the requirements outlined above. To the extent that these requirements cannot be met, we may not be able to acquire the proposed target business. While this may limit the pool of potential acquisition candidates, we do not believe that this limitation will be material.
We are required to evaluate our internal control procedures for the year ending December 31, 2023 as required by the Sarbanes-Oxley Act. Until we are deemed to be a large accelerated filer or an accelerated filer and no longer qualify as an emerging growth company, will we not be required to comply with the independent registered public accounting firm attestation requirement on our internal control over financial reporting. A target business may not be in compliance with the provisions of the Sarbanes-Oxley Act regarding adequacy of their internal controls. The development of the internal controls of any such entity to achieve compliance with the Sarbanes-Oxley Act may increase the time and costs necessary to complete any such acquisition.
We have filed a registration statement on Form 8-A with the SEC to register our securities under Section 12 of the Exchange Act. As a result, we are subject to the rules and regulations promulgated under the Exchange Act. We have no current intention of suspending or terminating our reporting or other obligations under the Exchange Act prior or subsequent to the consummation of our initial business combination.
We are a Cayman Islands exempted company. Exempted companies are Cayman Islands companies conducting business mainly outside the Cayman Islands and, as such, are exempted from complying with certain provisions of the Companies Act. As an exempted company, we have applied for and received an undertaking from the Financial Secretary of the Cayman Islands that, in accordance with Section 6 of the Tax Concessions Act (Revised) of the Cayman Islands (the “Tax Concessions Act”) , for a period of twenty (20) years from 12 July 2021, as the date of the undertaking, no law which is hereafter enacted in the Cayman Islands imposing any tax to be levied on profits, income, gains or appreciations will apply to us or our operations and, in addition, that no tax to be levied on profits, income, gains or appreciations or which is in the nature of estate duty or inheritance tax will be payable (i) on or in respect of our shares, debentures or other obligations or (ii) by way of the withholding in whole or in part of a relevant payment (as defined in the Tax Concessions Act).
We are an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the JOBS Act. As such, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. If some investors find our securities less attractive as a result, there may be a less active trading market for our securities and the prices of our securities may be more volatile.
In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We intend to take advantage of the benefits of this extended transition period.
We will remain an emerging growth company until the earlier of (1) (a) December 31, 2026, (b) the last day of the fiscal year in which we have total annual gross revenue of at least $1.235 billion, or (c) the last day of the fiscal year in which we are deemed to be a large accelerated filer, which means the market value of our Class A ordinary shares that are held by non-affiliates exceeds $700 million as of the prior June 30th, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the prior three-year period.
Additionally, we are a “smaller reporting company” as defined in Item 10(f)(1) of Regulation S-K. Smaller reporting companies may take advantage of certain reduced disclosure obligations, including,

among other things, providing only two years of audited financial statements. We will remain a smaller reporting company until the last day of the fiscal year in which (1) the market value of our ordinary shares held by non-affiliates exceeds $250 million as of the prior June 30, or (2) our annual revenues exceeded $100 million during such completed fiscal year and the market value of our ordinary shares held by non-affiliates exceeds $700 million as of the prior June 30.

IWAC MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
The following discussion and analysis should be read in conjunction with the unaudited condensed financial statements and related notes of IWAC included elsewhere in this joint proxy statement/information statement/prospectus. This discussion contains forward-looking statements reflecting our current expectations, estimates and assumptions concerning events and financial trends that may affect our future operating results or financial position. Actual results and the timing of events may differ materially from those contained in these forward-looking statements due to a number of factors, including those discussed in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements.” Unless the context otherwise requires, any reference in this section of this joint proxy statement/information statement/prospectus to “we,” “us” or “our” refers to IWAC.
Overview
We are a blank check company incorporated under the laws of the Cayman Islands for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities, which we refer to throughout this Quarterly Report as our initial business combination. While we may pursue an initial business combination target in any industry, we currently intend to concentrate our efforts in identifying businesses in the health, nutrition, fitness, wellness and beauty sectors and the products, devices, applications and technology driving growth within these verticals.
The issuance of additional shares in connection with a business combination to the owners of the target or other investors:
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may significantly dilute the equity interest of investors in our initial public offering, which dilution would further increase if the anti-dilution provisions in the Class B ordinary shares resulted in the issuance of Class A ordinary shares on a greater than one-to-one basis upon conversion of the Class B ordinary shares;

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may subordinate the rights of holders of Class A ordinary shares if preference shares are issued with rights senior to those afforded our Class A ordinary shares;

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could cause a change in control if a substantial number of our Class A ordinary shares are issued, which may affect, among other things, our ability to use our net operating loss carry forwards, if any, and could result in the resignation or removal of our present officers and directors;

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may have the effect of delaying or preventing a change of control of us by diluting the share ownership or voting rights of a person seeking to obtain control of us;

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may adversely affect prevailing market prices for our units, Class A ordinary shares and/or warrants; and

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may not result in adjustment to the exercise price of our warrants.

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Similarly, if we issue debt securities or otherwise incur significant debt to bank or other lenders or the owners of a target, it could result in:

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default and foreclosure on our assets if our operating revenues after an initial business combination are insufficient to repay our debt obligations;

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acceleration of our obligations to repay the indebtedness even if we make all principal and interest payments when due if we breach certain covenants that require the maintenance of certain financial ratios or reserves without a waiver or renegotiation of that covenant;

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our immediate payment of all principal and accrued interest, if any, if the debt is payable on demand;

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our inability to obtain necessary additional financing if the debt contains covenants restricting our ability to obtain such financing while the debt is outstanding;

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our inability to pay dividends on our Class A ordinary shares;

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using a substantial portion of our cash flow to pay principal and interest on our debt, which will reduce the funds available for dividends on our Class A ordinary shares if declared, expenses, capital expenditures, acquisitions and other general corporate purposes;

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limitations on our flexibility in planning for and reacting to changes in our business and in the industry in which we operate;

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increased vulnerability to adverse changes in general economic, industry and competitive conditions and adverse changes in government regulation; and

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limitations on our ability to borrow additional amounts for expenses, capital expenditures, acquisitions, debt service requirements, execution of our strategy and other purposes and other disadvantages compared to our competitors who have less debt.

We expect to incur significant costs in the pursuit of our initial business combination. We cannot assure you that our plans to raise capital or to complete our initial business combination will be successful. These factors, among others, raise substantial doubt about our ability to continue as a going concern.
Refreshing Business Combination
On February 10, 2023, the Company entered into an Agreement and Plan of Merger (as it may be amended or supplemented from time to time, the “Merger Agreement”) with Refreshing USA, LLC, a Washington limited liability company (“Refreshing”), IWAC Holdings Inc., a Delaware corporation and wholly-owned subsidiary of IWAC, IWAC Purchaser Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco, Refreshing USA Merger Sub LLC, a Washington limited liability company and a wholly-owned subsidiary of Pubco (“Refreshing Merger Sub”), the Prior Sponsor, as the representative from and after the Effective Time (as defined in the Merger Agreement) of the stockholders of Pubco (other than the Sellers (as defined below) and their successors and assignees), and Ryan Wear, in the capacity as the representative of the equity holders of Refreshing (the “Sellers”) from and after the Effective Time.
On September 26, 2023, the Company notified Refreshing that the Company had elected to terminate the Merger Agreement, effective immediately, pursuant to Section 8.1(b) thereof, since conditions to the closing of the initial business combination were not satisfied or waived by the outside date of July 31, 2023. As a result, the Merger Agreement is of no further force and effect, with the exception of certain specified provisions in the Merger Agreement, which shall survive the Termination and remain in full force and effect in accordance with their respective terms.
On February 8, 2024, the Company entered into a letter of intent with Btab Ecommerce Group, Inc. for an initial Business Combination. There is no assurance that the letter of intent will lead to a definitive agreement or the consummation of an initial Business Combination.
Sponsor Handover
On November 8, 2023, IWAC entered into a purchase agreement (the “Purchase Agreement”) with the Prior Sponsor, and Sriram Associates, LLC (“Sriram”), pursuant to which, the Prior Sponsor agreed to transfer to Sriram or its designees (i) 2,012,500 of IWAC’s Class B ordinary shares and (ii) 4,795,000 of the IWAC Private Warrants for a total purchase price of one dollar (the “Transfer”). In connection with the Transfer, new persons were to be appointed officers and directors of IWAC and IWAC agreed to take such actions necessary to effectuate such changes (the “Management Change”). The Transfer, the Management Change and the other transactions contemplated by the Purchase Agreement are hereinafter referred to as the “Sponsor Handover.” In connection with the Sponsor Handover, Sriram agreed to assume (i) certain vendor payables then outstanding by IWAC (estimated at approximately $338,345); (ii) the costs and expenses associated with the monthly extensions of IWAC until December 13, 2023 including monthly payments of $160,000; (iii) the costs and expenses for IWAC to take all actions necessary to file a proxy statement and hold a shareholders meeting prior to December 13, 2023 in order to extend IWAC’s term until December 13, 2024 structured in such manner as requested by Sriram. Sriram also agreed to (i) cause IWAC to satisfy all of its public company reporting requirements; (ii) to pay the D&O insurance premiums to extend IWAC’s existing D&O insurance policy (estimated at approximately $20,000); and (iii) to pay all outstanding legal fees owed by IWAC at or before a business combination (estimatat approximately $1.17 million).

On February 1, 2024, the Sponsor Handover was consummated (the “Closing”). Suntone Investment Pty Ltd, a designee and affiliate of Sriram, acquired the securities in the Transfer and has subsequently served as the sponsor of IWAC.
In connection with the Closing, the parties agreed to the changes to the Company’s management team and board of directors. New members of board of directors (the “Board”) and a new management team (comprising Suren Ajjarapu, Binson Lau, Matthew Malriat, John Zhong Chen, Yueh Eric Seto, Donald Fell and Michael Peterson (the “Director Designees”)) for the Company would be appointed by the existing Board (other than Suren Ajjarapu). Upon appointments, Michael Peterson, Donald Fell and John Zhong Chen will serve as members of the Company’s audit committee; upon appointments, Donald Fell, Michael Peterson and John Zhong Chen will serve as members of the Company’s compensation committee; upon appointments, John Zhong Chen, Michael Peterson and Donald Fell will serve as members of the Company’s nominating and corporate governance committee. The existing members of the Board and the existing management team (comprising Steven Schapera, Antonio Varano Della Vergiliana, James MacPherson, Robert Quandt, Gael Forterre, Scott Powell and Hadrien Forterre) agreed to resign, effective 10 days after the mailing of a Schedule 14F-1 (“Waiting Period”) filed by the Company on February 1, 2024.
On January 29, 2024, the Board of the Company appointed Suren Ajjarapu as a director of the Company, effective immediately. There are no family relationships between Mr. Ajjarapu and any director or executive officer of the Company. There are no transactions between the Company and Mr. Ajjarapu that are subject to disclosure under Item 404(a) of Regulation S-K.
On January 29, 2024, in addition to Suren Ajjarapu, the Board of the Company also appointed other Director Designees to serve as directors of the Company, effective upon the expiration of the Waiting Period of 14F-1.
Recent Developments
On December 11, 2024, IWAC held an extraordinary general meeting in lieu of an annual general meeting of shareholders (the “December 2024 Meeting”). At the December 2024 Meeting, a proposal to amend by special resolution IWAC’s amended and restated memorandum and articles of association, as amended (the “Third Charter Amendment”), to extend the date by which IWAC has to consummate an initial business combination from December 13, 2024 to December 15, 2025 (or such earlier date as determined by the IWAC’s board of directors in its sole discretion) was approved. IWAC extended the date by which it must consummate an initial business combination by an additional twelve months until December 15, 2025.On December 13, 2024, the Company received written notice from the NYSE indicating that the staff of NYSE Regulation had determined to commence proceedings to delist the Company’s securities from the NYSE due to the Company’s failure to consummate a business combination within the shorter of (i) the time period specified by its constitutive documents or by contract or (ii) three years following the closing of the Company’s initial public offering. Trading in the Company’s securities was suspended immediately after market close on December 13, 2024. Following the suspension of trading on NYSE, the Company’s units, Class A ordinary shares and warrants have been trading on the OTC Markets under the ticker symbols “WELUF,” “WELNF,” and “WELWF,” respectively. NYSE filed a Form 25 with the SEC on January 2, 2025 to delist the securities from the NYSE.
Results of Operations
We have neither engaged in any operations nor generated any revenues to date. Our only activities since inception have been related to the Company’s formation, the initial public offering, and identifying a target for a business Combination. We will not generate any operating revenues until after completion of our initial business combination. We generate non-operating income in the form of dividends earned on marketable securities held in the trust account and interest earned on cash held in the trust account. Our expenses have increased substantially after the closing of our initial public offering as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.
For the three months ended June 30, 2025, we had a net loss of $24,353. Net loss is comprised primarily of formation and operating costs of $21,192, accounting and legal expenses of $63,590, insurance expense of $25,562, and administrative expenses due to related party of $30,000, offset by interest earned on cash held in the Trust Account of $115,991.
For the six months ended June 30, 2025, we had a net loss of $316,854. Net loss is comprised primarily of formation and operating costs of $212,929, accounting and legal expenses of $222,653, insurance expense of $50,440, and administrative expenses due to related party of $60,000, offset by interest earned on cash held in the Trust Account of $229,168.
For the three months ended June 30, 2024, we had a net loss of $78,378. Net loss is comprised primarily of formation and operating costs of $27,502, accounting and legal expenses of $498,364, listing fees of $21,250, insurance expense of $24,988, and administrative expenses due to related party of $30,000, offset by interest earned on cash held in the Trust Account of $523,726.
For the six months ended June 30, 2024, we had a net loss of $115,508. Net loss is comprised primarily of formation and operating costs of $73,970, accounting and legal expenses of $683,871, listing fees of $42,500, insurance expense of $43,850, advertising and marketing expenses of $18,369, administrative expenses of $158, and administrative expenses due to related party of $300,000, offset by interest earned on cash held in the Trust Account of $1,047,210.
Liquidity, Capital Resources and Going Concern
On December 13, 2021, we consummated our initial public offering of 11,500,000 units, at $10.00 per unit, which included the full exercise by the underwriters of their over-allotment option in the amount of 1,500,000 units, generating gross proceeds of $115,000,000.
Simultaneously with the closing of our initial public offering, we completed the private sale of an aggregate of 6,850,000 private placement warrants to our Prior Sponsor at a purchase price of $1.00 per private placement warrant, generating gross proceeds of $6,850,000.
A total of $117,300,000 of the proceeds from our initial public offering and the sale of the private placement warrants was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental, acting as trustee. On December 13, 2023, the Company transferred amounts held in the Trust Account from J.P. Morgan Chase Bank, N.A. to Morgan Stanley Smith Barney LLC. maintained by Continental, acting as trustee.
Transaction costs of our initial public offering amounted to $6,822,078, consisting of $2,300,000 of underwriting discount, $4,025,000 of deferred underwriting discount, and $497,078 of actual offering costs. Of these amounts, $302,696 was allocated to the public warrants and charged against additional paid-in capital and $6,519,382 were allocated to Class A ordinary shares, reducing the initial carrying amount of such shares.
For the six months ended June 30, 2025, net cash provided by operating activities was $75,114. Net loss of $316,854 was decreased by the Sponsor waiver of administrative services fees of $60,000 and $331,968 related to changes in operating assets and liabilities.
For the six months ended June 30, 2024, net cash provided by operating activities was $655,064. Net loss of $115,508 was decreased by the Sponsor waiver of administrative services fees of $300,000 and $470,572 related to changes in operating assets and liabilities.
As of June 30, 2025, we had cash held in the Trust Account of $14,765,219 (including $229,168 of interest earned on cash held in the Trust Account for the six months ended June 30, 2025.
As of June 30, 2025, we had cash of $4,030 held outside the Trust Account. We intend to use the funds held outside the Trust Account primarily to close our business combination with Btab.
We may need to raise additional funds in order to meet the expenditures required for operating our business prior to our initial business combination. We expect to incur significant costs related to identifying a target business, undertaking in-depth due diligence and negotiating an initial business combination.
These conditions raise substantial doubt about our ability to continue as a going concern for a period of time within one year from the date that the financial statements are issued. In order to fund working capital deficiencies or finance transaction costs in connection with an intended initial business combination, our Current Sponsor or an affiliate of our Current Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete our initial business combination, we may repay such loaned amounts out of the proceeds of the trust account released to us. In the event that our initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants of the post business combination entity at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants. The terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans. Prior to the completion of our initial business combination, we do not expect to seek loans from parties other than our Current Sponsor, its affiliates or an affiliate of our management team as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.
Off-Balance Sheet Financing Arrangements
We have no obligations, assets or liabilities, which would be considered off-balance sheet arrangements as of June 30, 2025. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or purchased any non-financial assets.
Contractual Obligations
We do not have any long-term debt obligations, capital lease obligations, operating lease obligations, purchase obligations or other long-term liabilities, other than described below.
We have an agreement to pay our sponsor a monthly fee of $10,000 for office space, utilities and administrative support until the earlier of the completion of an initial business combination and our liquidation. For the three months ended June 30, 2025 and the year ended December 31, 2024, our sponsor has waived any payments under this agreement.
The underwriters of the initial public offering are entitled to a deferred fee $4,025,000. The deferred fee will become payable to the underwriters from the amounts held in the trust account solely in the event that we complete our initial business combination, subject to the terms of the underwriting agreement.
Promissory Note — Related Party
In March 2023, the Prior Sponsor issued an unsecured promissory note to the Company (the “Extension Note”) in connection with the extension payment made by the Prior Sponsor to extend the Termination Date from March 13, 2023 to June 13, 2023. The Extension Note is non-interest bearing and payable on the earlier of the date the business combination is consummated or the liquidation of the Company. As of June 30, 2025, the Company had borrowed $1,150,000, the maximum amount under the Extension Note with no repayments or additional borrowings.
In June 2023, the Prior Sponsor issued an additional unsecured promissory note to the Company (the “Second Extension Note”) in connection with the shareholder approval to extend the date which the Company must consummate an initial business combination from June 13, 2023 for up to an additional six months to December 13, 2023. The Second Extension Note is non-interest bearing and payable on the earlier of the date the business combination is consummated or the liquidation of the Company. The Second Extension Note has a principal amount up to $960,000, and the Prior Sponsor previously deposited $640,000 pursuant to such note to extend the time by which the Company has to complete an initial Business Combination from June 13, 2023 to October 13, 2023. Sriram assumed the monthly extension deposits and a designee and affiliate of Sriram paid for the final two extension deposits to extend the time by which the Company has to complete an initial Business Combination from October 13, 2023 to December 13, 2023, contributing $320,000 to the Trust Account. The contributions by a designee and affiliate of Sriram were not pursuant to the Second Extension Note and instead are recorded as a liability on the consolidated balance sheets.

In December 2023, the Company issued a promissory note (the “Third Extension Note”) in the aggregate principal amount of up to $1,500,000 to Sriram, pursuant to which Sriram agreed to loan the Company up to $1,500,000 in connection with the extension of the Company’s Termination Date from December 13, 2023 to December 13, 2024. The Third Extension Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial Business Combination, and (b) the date of the liquidation of the Company.
On January 14, 2025, the Company issued an amended and restated promissory note (the “January 2025 Note”) in the aggregate principal amount of up to $4,000,000 to the Sponsor. Such note amends and restates in its entirety the Third Extension Note. The Sponsor may elect to convert up to a maximum amount of $1.5 million of the unpaid principal balance under the January 2025 Note relating to working capital expenses into such number of ordinary shares (the “Conversion Shares”) equal to: (x) the portion of the principal amount of the January 2025 Note being converted divided by (y) the conversion price of $1.00, rounded up to the nearest whole number of ordinary shares. The note is payable in cash or the Conversion Shares which are issuable upon the consummation of the Company’s initial business combination. The note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial business combination, and (b) the date of the liquidation of the Company. As of June 30, 2025, the Company had borrowed $3,407,063 under the January 2025 Note.
Registration Rights Agreement
The holders of the Founder Shares, Private Placement Warrants, and warrants that may be issued upon conversion of Working Capital Loans (and any Class A ordinary shares issuable upon the exercise of the Private Placement Warrants and warrants that may be issued upon conversion of the Working Capital Loans and upon conversion of the Founder Shares) are entitled to registration rights pursuant to a registration rights agreement signed on the effective date of the IPO, requiring the Company to register such securities for resale. The holders will have the right to require the Company to register for resale these securities pursuant to a shelf registration under Rule 415 under the Securities Act. The holders of a majority of these securities will also be entitled to make up to three demands, plus short form registration demands, that the Company register such securities. In addition, the holders will be entitled to certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of the initial Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Critical Accounting Estimates
The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have not identified any critical accounting estimates as of June 30, 2025.
Recent Accounting Pronouncements
See “Recent Accounting Pronouncements” in Note 2 to the accompanying financial statements.
Factors That May Adversely Affect our Results of Operations
Our results of operations and our ability to complete an initial business combination may be adversely affected by various factors that could cause economic uncertainty and volatility in the financial markets, many of which are beyond our control. Our business could be impacted by, among other things, downturns in the financial markets or in economic conditions, increases in oil prices, inflation, increases in interest rates, supply chain disruptions, declines in consumer confidence and spending, and geopolitical instability, such as the military conflict in Ukraine and in the Middle East. We cannot at this time fully predict the likelihood of one or more of the above events, their duration or magnitude or the extent to which they may negatively impact our business and our ability to complete initial business combination.

MANAGEMENT OF PUBCO FOLLOWING THE BUSINESS COMBINATION
Board of Directors and Executive Officers
The below sets forth certain information concerning the persons who are expected to serve as directors and/or executive officers of Pubco following the consummation of the Business Combination.
Name	Age	Position
Binson Lau	47	Chief Executive Officer, President, Chairman of the Board, Director
Matthew Malriat	38	Chief Financial Officer and Director
Qun Hua Wang	63	Chief Product Officer, Director
Douglas Benoit	52	Independent Director
Daniel Kelly Kennedy	42	Independent Director
Donald Fell	78	Independent Director
Binson Lau, our Chief Executive Officer and Director, has over 10 years of experience with international manufacturers, retailers, and end-users in various industries. He possesses an in-depth knowledge in digital transformation and product integration, including but not limited to grocery, farming, electronics, sports, commercial, consumer, and home products. Mr. Lau founded Btab Group Inc., an ecommerce company focusing on empowering small businesses, and serves as its Chief Executive Officer and Chairman of the Board since November 2018. Since March 2023, Mr. Lau also serves as the Chairman of the Board of Btab Ecommerce Group, Inc. (OTC: BBTT), a holding company of five subsidiaries focusing on e-commerce, manufacturing and wholesale. Since January 2015, Mr. Lau founded and has been serving as the Chief Executive Officer and Director of Btab Group Australia, an ecommerce technology development company in Australia. Mr. Lau received a bachelor’s degree in Commerce from Curtin University in 2000. Mr. Lau’s extensive experience and knowledge in e-commerce retailers, products, and end-users makes him a valuable addition to our management team and board of directors.
Matthew Malriat will serve as our Chief Financial Officer and on our board of directors. Mr. Malriat is an active Certified Public Accountant (CPA) with over 10 years of experience in capital markets, corporate finance transactions, and audit services, including raising capital via IPOs, Special Purpose Acquisition Companies (SPACs), acquisitions and divestitures. He oversaw the SPAC mergers of Volta Inc. and Janus International Group, Inc., thereafter, he advised the post business combination entities on SEC reporting and technical reporting matters and financial statements. He has participated in various capacities on other similar transactions. Mr. Malriat’s transaction experience includes public and private transactions across a variety of end markets and product categories. He completed a secondment in Switzerland where he provided US GAAP and IFRS assurance and advisory services to public companies throughout Europe, Asia and the US. He also formerly served as an audit contractor for Ernst & Young and as an advisory director at KPMG. Mr. Malriat received a Bachelor of Science degree in both Computer Science and Accounting from West Chester University of Pennsylvania in 2009 and 2010, respectively. We intend to draw upon Mr. Malriat’s comprehensive experience on multiple boards, his network of contacts, and his deep understanding of SPAC business initiatives.
Qun Hua Wang will serve as our Chief Product Officer and one of our directors. Mr. Wang has over 20 years of experience serving in the furniture industry, property development, and import and export businesses. Since 2020, Mr. Wang has served as the Chief Operation Officer and Chief Product Officer of Btab Group Inc. Since March 2023, Mr. Wang has also served as the Chief Operation Officer and Chief Product Officer of Btab Ecommerce Group, Inc. Additionally, since December 2001, Mr. Wang has served as a director at T E Wang Pty Ltd, a company acquired by Btab Group Inc. and focused on selling furniture, home furnishing, and retail trade, amongst other goods. Since August 2013, Mr. Wang has served as a director in TEW Investments Pty Ltd., focused on property investments. Finally, since August 2007, Mr. Wang has also served as a director at Long Wang International Pty. Ltd., a company focused upon bed and mattress manufacturing and retail trade. We intend to draw upon Mr. Wang’s comprehensive experience on multiple boards, his network of contacts, and his deep understanding of e-commerce retail businesses.
Douglas Benoit will serve as one of our independent directors. Mr. Benoit is a U.S. military veteran with more than a decade of executive leadership experience. Prior to that, Mr. Benoit has served as Executive

Director and Company Commander in the U.S. Army and has extensive expertise in strategic planning, federal contracting, and real estate acquisitions exceeding $250 million. Since 2021, he currently serves as CEO and Co-Founder of FacialDx Inc., an AI company developing non-invasive facial screening software for diagnostic applications. Mr. Benoit holds a Master of Science in Real Estate Finance and a Master of Arts in Business Management and Leadership. Mr. Benoit holds a Master of Science in Real Estate Finance from the University of Central Florida and a Master of Arts in Management and Leadership from Webster University. Additionally, Mr. Benoit holds a Bachelor’s degree in kinesiology and exercise science from San Diego State Univerity.
Daniel Kelly Kennedy will serve as one of our independent directors. Mr. Kennedy Daniel Kelly Kennedy is a finance professional based in New York City with expertise in investor relations, corporate communications, and business development. Mr. Kennedy is the founder and current Chief Executive Officer of 58th Street Digital LLC, a New York–based consulting firm specializing in capital markets advisory, investor relations, and cross-border business development. In addition to that, Mr. Kennedy has held senior roles across multiple public companies. From January 2025 to September 2025, he served as Director of Business Development of ZJK Industrial Co. Ltd. (NASDAQ: ZJK). Prior to that, he served as Director of Communications at Mercurity Fintech Holding (NASDAQ: MFH) from October 2022 to August 2024, during which time he also served as an inside director on the company’s board, and as Marketing Manager at Bit Mining Limited (NASDAQ: BTCM) from June 2021 to October 2022.
In addition to his corporate roles, Mr. Kennedy is a published financial columnist for CoinDesk, Entrepreneur.com, and other major financial publications. He holds both a Bachelor of Arts in History and a Master of Education from King’s College in Wilkes-Barre, Pennsylvania.
Donald Fell will serve as our independent director. Mr. Fell has a wealth of experience in the field of economics and business. He is presently Professor and Institute Director for the Davis, California-based Foundation for Teaching Economics and adjunct professor of economics for the University of Colorado, Colorado, Springs. Mr. Fell also served as a director of esther Healthcare Acquisition Corp. (n/k/a Ocean Biomedical Inc. (Nasdaq: OCEA) from 2021 to February 2023. Mr. Fell has served as a director of Kernel Group Holdings, Inc., a special purpose acquisition company (Nasdaq: KRNL) since December 2022 and TRxADE HEALTH, INC since January 2014, as well as a director of Trxade Nevada since December 2013. From 1995 – 2012, Mr. Fell held positions with the University of South Florida as a member of the Executive MBA faculty, Director of Executive and Professional Education and Senior Fellow of the Public Policy Institute. He has also served as visiting professor of economics at the University of LaRochelle, France, and as adjunct professor of economics at both Illinois State University and The Ohio State University. Mr. Fell holds undergraduate and graduate degrees in economics from Indiana State University and is all but dissertation (ABD) in economics from Illinois State University. Through his work with the Foundation for Teaching Economics and the University of Colorado, Colorado Springs he has conducted graduate institutes on economic policy and environmental economics in 44 states, throughout Canada, the Islands and Eastern Europe.
Board Composition Following the Business Combination
Classes of Directors
Following the completion of the Business Combination, the board of directors of Pubco will be divided into three classes of directors, as follows:
•
the Class I directors will be Douglas Benoit, Donald Fell, and Daniel Kelly Kennedy;

•
the Class II directors will be Matthew Malriat and Qun Hua Wang; and

•
the Class III director will be Binson Lau.

At each annual general meeting of Pubco stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.
Director Independence
We anticipate that Pubco will have three “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. In addition, we anticipate that Messrs. Benoit, Fell, and Kennedy will qualify as independent directors for the purpose of serving on the audit committee of Pubco under SEC rules.

Board Committees
After the completion of the Business Combination, the standing committee of Pubco’s board of directors will consist of an audit committee. The board of directors may from time to time establish other committees.
Pubco’s president and chief executive officer and other executive officers will regularly report to the non-executive directors and the audit, the compensation and the nominating and corporate governance committees to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. We believe that the leadership structure of Pubco’s board of directors will provide appropriate risk oversight of Pubco’s activities given the controlling interests held by Binson Lau who will have substantial influence over Pubco’s business upon completion of the Business Combination.
Director Independence
Controlled Company Exception
After the completion of the Business Combination, Binson Lau will beneficially own more than 50% of the combined voting power of Pubco common stock. As a result, the post-Business Combination company, or BTAB Ecommerce Holdings, Inc. will be a “controlled company” within the meaning of the Nasdaq corporate governance standards. Under these corporate governance standards, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or other company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (1) that a majority of the Pubco’s board of directors consist of independent directors, (2) that the Pubco’s board of directors have a compensation committee that consists entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities, and (3) that the Pubco’s director nominations be made, or recommended to the Pubco’s full board of directors, by Pubco’s independent directors or by a nominations committee that consists entirely of independent directors and that Pubco adopts a written charter or board resolution addressing the nominations process. Accordingly, you will not have the same protections afforded to stockholders of companies that are subject to these corporate governance requirements. In the event that Pubco ceases to be a “controlled company” and its common stock continues to be listed on the Nasdaq, Pubco will be required to comply with these provisions within the applicable transition periods.
Following the Business Combination, Pubco intends to rely on the “controlled company” exemption. As a result, Pubco will not have a majority of independent directors on its board of directors. In addition, Pubco’s Compensation Committee and Nominating and Corporate Governance Committee may not consist entirely of independent directors or be subject to annual performance evaluations. Accordingly, you may not have the same protections afforded to stockholders of companies that are subject to all of the NASDAQ corporate governance requirements.
Committees of the Board of Directors
Pubco’s Board will have the authority to appoint committees to perform certain management and administration functions. Pubco’s board will establish an audit committee, a compensation committee, and a nominating and corporate governance committee. Pubco will be a controlled company and therefore its compensation committee and a nominating and corporate governance committee may not be comprised of only independent directors. The composition and responsibilities of the audit committee, compensation committee and nominating and corporate governance committee are described below. Members will serve on the audit committee, compensation committee and nominating and corporate governance committee until their resignation or until otherwise determined by the board of directors.
Audit Committee
The audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under the Nasdaq’s listing standards. The Nasdaq’s standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, Pubco must certify to the Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. Upon the completion of the Business Combination, we expect Pubco to have an audit committee, consisting of Douglas Benoit, Daniel Kelly, and Donald Fell Kennedy. Mr. Fell will serve as the chairperson of the audit committee. Each proposed member of the audit committee qualifies as an independent director under Nasdaq’s corporate governance standards and the independence requirements of Rule 10A-3 under the Exchange Act and is “financially literate” as defined under Nasdaq listing standards. Following the Business Combination, Pubco’s board of directors will determine which member of its audit committee qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K.
The purpose of the audit committee will be to prepare the audit committee report required by the SEC to be included in Pubco’s proxy statement and to assist the board of directors in overseeing and monitoring (1) the quality and integrity of the financial statements, (2) compliance with legal and regulatory requirements, (3) Pubco’s independent registered public accounting firm’s qualifications and independence, (4) the performance of Pubco’s internal audit function and (5) the performance of Pubco’s independent registered public accounting firm.
The board of directors will adopt a written charter for the audit committee which will be available on Pubco’s website upon the completion of the Business Combination.
Compensation Committee
Upon the completion of the Business Combination, we expect Pubco to have a compensation committee, consisting of Douglas Benoit and Daniel Kelly, who will be serving as the chairperson.
The purpose of the compensation committee is to assist the board of directors in discharging its responsibilities relating to (1) setting Pubco’s compensation program and compensation of its executive officers and directors, (2) monitoring Pubco’s incentive and equity-based compensation plans and (3) preparing the compensation committee report required to be included in Pubco’s proxy statement under the rules and regulations of the SEC.
The board of directors will adopt a written charter for the compensation committee which will be available on Pubco’s website upon the completion of the Business Combination
Nominating and Corporate Governance Committee
Upon the completion of the Business Combination, we expect Pubco to have a nominating and corporate governance committee, consisting of Daniel Kelly and Douglas Benoit, who will be serving as the chairperson. The purpose of the nominating and corporate governance committee will be to assist the board of directors in discharging its responsibilities relating to (1) identifying individuals qualified to become new board of directors members, consistent with criteria approved by the board of directors, (2) reviewing the qualifications of incumbent directors to determine whether to recommend them for reelection and selecting, or recommending that the board of directors select, the director nominees for the next annual meeting of shareholders, (3) identifying board of directors members qualified to fill vacancies on any board of directors committee and recommending that the board of directors appoint the identified member or members to the applicable committee, (4) reviewing and recommending to the board of directors corporate governance principles applicable to Pubco, (5) overseeing the evaluation of the board of directors and management and (6) handling such other matters that are specifically delegated to the committee by the board of directors from time to time.
The board of directors will adopt a written charter for the nominating and corporate governance committee which will be available on Pubco’s website upon completion of the Business Combination.
Compensation Committee Interlocks and Insider Participation
No member of Pubco’s compensation committee has ever been an officer or employee of either company. None of Combined Entity’s expected executive officers serve, or have served during the last year,

as a member of the board of directors, compensation committee, or other board committee performing equivalent functions of any other entity that has one or more executive officers serving as one of our directors or on either company’s compensation committee.
Code of Business Conduct and Ethics
Effective upon the consummation of the Business Combination, Pubco will adopt a code of business conduct and ethics that will apply to all of its employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct and ethics will be available after the closing on Pubco’s website. Pubco expects that, to the extent required by law, any amendments to the code, or any waivers of its requirements, will be disclosed on its website.
Limitation on Liability and Indemnification Matters
Pubco’s memorandum and articles of association that will become effective immediately following the consummation of the Business Combination and will contain provisions that limit the personal liability of Pubco’s directors and officers to Pubco for loss or damages incurred by Pubco as a result of the carrying out of their functions, unless that liability arises through the actual fraud or willful default of such person. Pursuant to the memorandum and articles of association of Pubco, no person shall be found to have committed actual fraud or willful default unless or until a court of competent jurisdiction shall have made a finding to that effect. Consequently, Pubco’s directors and officers will not be personally liable to Pubco for loss or damages incurred by Pubco as a result of the carrying out of their functions, unless a court of competent jurisdiction shall have made a finding to effect that liability has arisen through the actual fraud or willful default of such person.
In addition, the memorandum and articles of association of Pubco contain indemnification provisions entitling Pubco’s directors and officers to indemnification out of the assets of Pubco against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud or willful default.

EXECUTIVE COMPENSATION
Btab Executive Officer and Director Compensation
Executive Officer and Director Compensation Following the Business Combination
Pubco has not yet paid any compensation to its directors or executive officers. It is currently expected that the compensation to be paid to executive officers of Pubco will be substantially similar to the compensation paid to Btab executive officers immediately prior to the Company Merger Effective Time. In connection with the consummation of the Business Combination, IWAC intends to propose for adoption by the IWAC Board a compensation program for IWAC’s directors and key executives that is designed to align compensation with Pubco’s business objectives and the creation of stockholder value, while enabling Pubco to attract, retain, incentivize and reward directors who contribute to the long-term success of Pubco. The Pubco board of directors expects to review director and executive compensation periodically to ensure that its director and executive compensation remains competitive such that Pubco is able to recruit and retain qualified directors and executives. Following the closing of the Mergers, Pubco intends to develop a non-employee director compensation program.
Btab Executive Officer and Director Compensation
The following sets forth information about the compensation paid to or accrued by Btab’s chief executive officer and its two other most highly compensated persons serving as executive officers as of the periods indicated for services rendered for such periods. These executives are referred to as Btab’s “named executive officers.”
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Contract Income ($)	RSUs ($)	Stock Options ($)	Bonus ($)	All Other Compensation ($)	Total ($)
Binson Lau, CEO	2024	$—	—	—	—	—	—	$—
Ronald Woessner, Sr. VP and General Counsel	2024	$—	—	—	—	—	—	$—
Qun Hua Wang, CPO	2024	$—	—	—	—	—	—	$—
The executives are not paid by Btab Ecommerce Group, Inc. but rather the affiliates.
Executive Employment Agreements
Btab currently has the following Employment Agreements in place:
Btab Group Inc. and Btab Ecommerce Group, Inc. entered into an Employee Services Sharing Agreement that allow Btab Group Inc. to share the services of specific employees with Btab Ecommerce Group, Inc. Under this arrangement, Btab Group Inc. agrees to assume all of the costs for the salaries and benefits of these shared employees. These terms provide a structured framework for the sharing of employee services while safeguarding the interests of both parties.
Quantification of Potential Payments and Benefits to the Executive Officer of Btab in Connection with the Business Combination
The information set forth in the table below is intended to comply with Item 402(t) of the SEC’s Regulation S-K, which requires disclosure of information about certain compensation for the chief executive officer and other executives of Btab that is based on, or otherwise relates to, the transactions contemplated by the Business Combination, which is referred to as the purchase-related compensation.

Name	Cash ($)	Equity ($)	Pension/ NQDC ($)	Perquisites/ Benefits ($)	Tax Reimbursements ($)	Other ($)(1)	Total ($)
	$—	—	—	—	—	—	—

(1)
In connection with the Business Combination, no outstanding Btab options or warrants (whether vested or unvested) were assumed, continued or replaced by the Surviving Company.

Non-Competition Agreements
Btab has not entered into any non-competition agreements with any of its employees.
Benefits and Perquisites
Btab, through its subsidiaries, provides benefits to its named executive officers on the same basis as provided to all of its employees, including insurance and leave. Btab does not offer any executive-specific benefit or perquisite programs.
Other
Btab has no equity awards anticipated at the Closing of the Business Combination and no outstanding equity awards or incentive plans to date.
Director Compensation
For fiscal year 2024, Btab did not provide director compensation to its non-employee directors. However, all of the directors are reimbursed for their reasonable out-of-pocket expenses related to their services as a member of the Btab board of directors. In connection with the Business Combination, we intend to approve and implement a non-employee director compensation policy.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding (i) the actual beneficial ownership of IWAC ordinary shares as of August 31, 2025 and (ii) expected beneficial ownership of Pubco common stock immediately following the Closing, assuming that no Public Shares are redeemed and, alternatively, that all Public Shares are redeemed, by:
•
each person who is, or is expected to be, the beneficial owner of more than 5% of issued and outstanding shares of our common stock or of Pubco common stock;

•
each of our current executive officers and directors;

•
each person who will become an executive officer or director of Pubco post-Business Combination; and

•
all executive officers and directors of IWAC as a group pre-Business Combination and all executive officers and directors of Pubco as a group post-Business Combination.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are exercisable as of May 31, 2025 or exercisable within 60 days thereof.
The beneficial ownership of IWAC ordinary shares pre-Business Combination is based on 4,060,481 Class A ordinary shares (including 1,185,481 Public Shares and 2,875,000 founder shares) issued and outstanding as of October 21, 2025.
The expected beneficial ownership of shares of Pubco common stock post-Business Combination presented in the table below under “Assuming No Redemption” is based upon the assumptions set forth in the unaudited pro forma section herein and assumes: (i) that no Public Shareholders exercise their Redemption Rights (no redemptions scenario) and (ii) that none of the investors set forth in the table below has purchased or purchases IWAC ordinary shares (pre-Business Combination) or Pubco common stock (post-Business Combination).
The expected beneficial ownership of shares of Pubco common stock post-Business Combination presented in the table below under “Assuming Maximum Redemptions” is based upon the assumptions set forth in the unaudited pro forma section herein and assumes: (i) that the maximum number of Public Shares have been redeemed by IWAC’s Public Shareholders (maximum redemptions scenario), and (ii) that none of the investors set forth in the table below has purchased or purchases ordinary shares of IWAC (pre-Business Combination) or Pubco common stock (post-Business Combination).
Pre-Business Combination Beneficial Ownership Table
	Class A Ordinary Shares		Class B Ordinary Shares(2)		Approximate Percentage of Outstanding Ordinary Shares
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Suntone Investment Pty Ltd (Current Sponsor)(3)	—	—	2,000,000	69.6%	49.3%
Suren Ajjarapu	—	—	12,500	*	*
Matthew Malriat	—	—	—	—	—
Binson Lau	—	—	—	—	—
John Zhong Chen	—	—	—	—	—
Yueh Eric Seto	—	—	—	—	—
Donald Fell	—	—	—	—	—
Michael Peterson	—	—	—	—	—
All directors and executive officers as a group (7 individuals)	—	—	2,012,500	70%	49.6%

	Class A Ordinary Shares		Class B Ordinary Shares(2)		Approximate Percentage of Outstanding Ordinary Shares
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Other 5% Shareholders
IWH Sponsor LP (Prior Sponsor)(4)			862,500	30%	21.2%
Mizuho Financial Group, Inc.(5)	105,006	31.8%	—	—	9.2%
W.R. Berkley Corporation(6)	121,500	10.2%			3.0%
Polar Asset Management Partners Inc.(7)	250,000	21.1%	—	—	6.2%
Harraden Circle Investments, LLC(8)	100,000	8.45%			2.5%
Shaolin Capital Management LLC(9)	232,200	19.6%	—	—	5.7%
Bank of Nova Scotia(10)	250,000	21.1%	—	—	6.2%
LMR Partners LLP(11)	100,000	8.45%			2.5%
Wolverine Asset Management LLC(12)	88,000	7.42%	—	—	2.1%

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is c/o Integrated Wellness Acquisition Corp, 1441 Broadway FL 6, New York, NY 10018.

(2)
Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis, subject to adjustment pursuant to the anti-dilution provisions contained therein. Class B Ordinary Shares otherwise have the same rights as Class A Ordinary Shares, except that prior to our initial business combination, only Class B Ordinary Shares have the right to vote in the election of directors.

(3)
The shares reported in this row are held of record by our Current Sponsor, Suntone Investment Pty Ltd, an Australian proprietary limited company. Jiang Hui Bao, the Chief Executive Officer of our Current Sponsor, may be deemed to have beneficial ownership of the securities held of record by our Current Sponsor but disclaims any such beneficial ownership except to the extent of her pecuniary interest therein.

(4)
The shares reported in this row are held of record by the Prior Sponsor, which is the record holder of 862,500 Class B Ordinary Shares. IWH Sponsor GP LLC is the general partner of the Prior Sponsor. Hadrien Forterre, Antonio Varano Della Vergiliana and Arcturus Holdings, LLC are the managing members of IWH Sponsor GP LLC. James MacPherson is the managing member of Arcturus Holdings, LLC. By virtue of these relationships, each of these entities and individuals may be deemed to share beneficial ownership of the securities held of record by the Prior Sponsor. Each of them disclaims any such beneficial ownership except to the extent of their pecuniary interest therein. The number of Public Shares held may not reflect any subsequent redemption of Public Shares by the holder Accordingly, the number of Public Shares and the percentages set forth in the table may not reflect the holder’s current beneficial ownership.

(5)
According to a Schedule 13G filed on August 13, 2025 by Mizuho Financial Group, Inc. Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of the securities directly held by Mizuho Securities USA LLC which is their wholly-owned subsidiary. The business address of Mizuho Financial Group, Inc. is 1–5–5, Otemachi, Chiyoda–ku, Tokyo 100–8176, Japan. The number of Public Shares held may not reflect any subsequent redemption of Public Shares by the holder. Accordingly, the number of Public Shares and the percentages set forth in the table may not reflect the holder’s current beneficial ownership.

(6)
According to a Schedule 13G filed on January 30, 2025 by W. R. Berkley Corporation and Berkley Insurance Company. The business address is 475 Steamboat Road, Greenwich, CT 06830. The number of Public Shares held may not reflect any subsequent redemption of Public Shares by the holder. Accordingly, the number of Public Shares and the percentages set forth in the table may not reflect the holder’s current beneficial ownership.

(7)
According to a Schedule 13G filed on November 11, 2024 by Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, which serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) with respect to the shares and warrants directly held by PMSMF. The business address of Polar Asset Management Partners Inc. is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6. The number of Public Shares held may not reflect any subsequent redemption of Public Shares by the holder. Accordingly, the number of Public Shares and the percentages set forth in the table may not reflect the holder’s current beneficial ownership.
(8)
According to a Schedule 13G filed on December 26, 2024 by i) Harraden Circle Investments, LLC (“Harraden Adviser”); ii) Harraden Circle Investors GP, LP (“Harraden GP”); iii) Harraden Circle Investors GP, LLC ("Harraden LLC"); iv) Harraden Circle Investors, LP (“Harraden Fund”), v) Harraden Circle Special Opportunities, LP (“Harraden Special Op Fund”); and vi) Frederick V. Fortmiller, Jr. (“Mr. Fortmiller”). Frederick V. Fortmiller, Jr. is the managing member of each of Harraden LLC and Harraden Adviser. In such capacities, each of Harraden GP, Harraden LLC, Harraden Adviser and Mr. Fortmiller may be deemed to indirectly beneficially own the Company Common Shares directly beneficially owned by Harraden Fund. The business address of the holders is 299 Park Avenue, 21st Floor, New York, NY 10171. The number of Public Shares held may not reflect any subsequent redemption of Public Shares by the holder. Accordingly, the number of Public Shares and the percentages set forth in the table may not reflect the holder’s current beneficial ownership.

(9)
According to a Schedule 13G/A filed on February 22, 2024 by Shaolin Capital Management LLC. Shaolin Capital Management LLC, a company incorporated under the laws of State of Delaware, which serves as the investment advisor to Shaolin Capital Partners Master Fund, Ltd. a Cayman Islands exempted company, MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC, DS Liquid DIV RVA SCM LLC and Shaolin Capital Partners SP, a segregated portfolio of PC MAP SPC being managed accounts advised by the Shaolin Capital Management LLC. The business address of Shaolin Capital Management LLC is 230 NW 24th Street, Suite 603, Miami, FL 33127. The number of Public Shares held may not reflect any subsequent redemption of Public Shares by the holder. Accordingly, the number of Public Shares and the percentages set forth in the table may not reflect the holder’s current beneficial ownership.

(10)
According to a Schedule 13G filed on August 6, 2025 by Bank of Nova Scotia, a Canadian entity. The business address of Bank of Nova Scotia is 40 Temperance Street, Toronto, Ontario, Canada M5H 0B4. The number of Public Shares held may not reflect any subsequent redemption of Public Shares by the holder. Accordingly, the number of Public Shares and the percentages set forth in the table may not reflect the holder’s current beneficial ownership.

(11)
According to a Schedule 13G filed on August 14, 2025 by LMR Partners, LLP. LMR Partners LLP, LMR Partners Limited, LMR Partners LLC, LMR Partners AG, LMR Partners (DIFC) Limited and LMR Partners (Ireland) Limited (collectively, the “LMR Investment Managers”), which serve as the investment managers to certain funds with respect to the Public Shares, held by certain funds. Ben Levine and Stefan Renold, who are ultimately in control of the investment and voting decisions of the LMR Investment Managers with respect to the securities held by certain funds. Ben Levine and Stefan Renold, along with the LMR Investment Managers are the “Reporting Person.” The business address of the Reporting Persons is c/o LMR Partners LLP, 9th Floor, Devonshire House, 1 Mayfair Place, London, W1J 8AJ, United Kingdom. The number of Public Shares held may not reflect any subsequent redemption of Public Shares by the holder. Accordingly, the number of Public Shares and the percentages set forth in the table may not reflect the holder’s current beneficial ownership.

(12)
According to a Schedule 13G filed on September 7, 2025 by Wolverine Asset Management LLC, Wolverine Trading Partners, Inc., Wolverine Holdings, L.P. Christopher L. Gust and Robert R. Bellick (the “Reporting Person”). Wolverine Asset Management, LLC (“WAM”) is an investment manager. The sole member and manager of WAM is Wolverine Holdings, L.P. (“Wolverine Holdings”). Robert R. Bellick and Christopher L. Gust may be deemed to control Wolverine Trading Partners, Inc. (“WTP”), the general partner of Wolverine Holdings. The business address of the Reporting Persons is c/o Wolverine Asset Management, LLC, 175 West Jackson Boulevard, Suite 340, Chicago, IL 60604. The number of Public Shares held may not reflect any subsequent redemption of Public Shares by the holder. Accordingly, the number of Public Shares and the percentages set forth in the table may not reflect the holder’s current beneficial ownership.

Post-Business Combination Beneficial Ownership Table
	Combined Company Post-Business Combination
	Assuming no redemptions by IWAC shareholders				Assuming maximum redemptions by IWAC shareholders
Name and Address of Beneficial Owner(1)	Number of Shares of Class A Common Stock	% of Class	Number of Shares of Class V Common Stock	% of Class	Number of Shares of Class A Common Stock	% of Class	Number of Shares of Class V Common Stock	% of Class
Directors and Executive Officers Post-Business Combination:
Binson Lau(2)	10,334,351	31%	100,000	100%	14,242,631	45%	100,000	100%
Matthew Malriat	100,000	0%	—	0%	100,000	0%	—	0%
Qun Hua Wang(3)	2,648,638	8%	—	0%	2,648,638	8%	—	0%
All directors and executive officers of Combined Company post-Business Combination as a group (three individuals)	13,082,989	40%	100,000	100%	16,991,269	54%	100,000	100%
Five Percent Holders Post-Business Combination:
Binson Lau	4,156,119	13%	100,000	100%	4,156,119	13%	100,000	100%
Btab Group Pty Ltd(4)	3,234,259	10%	—	0%	3,234,259	10%	—	0%
Corporate Combined Group Pty Ltd(4)	2,284,470	7%	—	0%	2,284,470	7%	—	0%
Tom Wang Pty Ltd(5)	1,921,025	6%	—	0%	1,921,025	6%	—	0%
Suntone Investment Pty Ltd(6)	5,478,280	17%	—	0%	5,478,280	17%	—	0%

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is c/o Angel Place Level 17, 123 Pitt Street, Sydney, NSW 2000 Australia or Mailing address 99 Wall Street, Suite 1118, New York, NY 10005, United States.

(2)
The shares of Class A Common Stock reported in this row represent 4,156,119 shares directly held by Binson Lau and (i) 3,234,259 shares held of record by Btab Group Pty Ltd, (ii) 2,284,470 shares held of record by Corporate Combined Group Pty Ltd, and (iii) 659,503 shares held of record by Btab Group Inc. Mr. Lau has the sole voting and dispositive power over the shares held by Btab Group Pty Ltd and Corporate Combined Group Pty Ltd. Additionally, Mr. Lau has majority voting or dispositive power with respect to the shares held by Btab Group Inc. Mr. Lau may accordingly be deemed to be the beneficial owner of all shares held by Btab Group Pty Ltd, Corporate Combined Group Pty Ltd, and Btab Group Inc. Mr. Lau disclaims individual ownership of such shares in (i), (ii), and (iii) except to the extent of his individual pecuniary interest therein.

(3)
The Class A Common Stock shares reported in this row represent (i) 1,921,025 shares held of record by Tom Wang Pty Ltd and (ii) 727,613 shares held of record in Tom Eva Trust. Qun Hua Wang holds the sole voting and dispositive power with respect to the shares held by Tom Wang Pty Ltd. Mr. Wang, together with related parties of Mr. Wang, holds the voting and dispositive power with respect to the shares held by Tom Eva Trust and, accordingly, may be deemed to be the beneficial owner of such shares in (i) and (ii). Mr. Wang disclaims individual ownership of such shares except to the extent of his individual pecuniary interest therein.

(4)
Binson Lau has the sole voting and dispositive power over the shares held by Btab Group Pty Ltd and Corporate Combined Group Pty Ltd. Mr. Lau disclaims individual ownership of such shares, except to the extent of his individual pecuniary interest therein.

(5)
Qun Hua Wang has the sole voting and dispositive power over the shares held by Tom Wang Pty Ltd. Mr. Wang disclaims individual ownership of such shares, except to the extent of his individual pecuniary interest therein.

(6)
The shares reported in this row are held of record by the Current Sponsor, Suntone Investment Pty Ltd, an Australian proprietary limited company as well as the shares issed to the Current Sponsor as a result of the conversion of the promissory note. Jiang Hui Bao, the Chief Executive Officer of our Sponsor, may be deemed to have beneficial ownership of the securities held of record by our Sponsor but disclaims any such beneficial ownership except to the extent of her pecuniary interest therein.

CERTAIN RELATIONSHIPS AND RELATED PARTIES TRANSACTIONS
Both IWAC and Btab have engaged in various related party transactions, including founder share issuances, warrant purchases, promissory notes (some with conversion features), waived administrative fees, and reimbursements for out-of-pocket expenses. As of June 30, 2025:
•
IWAC-related sponsor loans totaled approximately $5.4 million drawn, with up to an additional $0.8 million available under amended convertible notes.

•
Btab had related party receivables of $1.82 million and related party payables of $2.76 million.

Summary of Related Party Transactions
Date	Related Party	Description of Transaction	Amount (USD)	Status/Balance as of Dec 31, 2024
July 2021	Prior Sponsor	Issuance of 2,875,000 founder shares	$25,000	Fully issued
July 2021	Prior Sponsor	Pre-IPO Promissory Note for working capital	$208,721	Fully repaid
July 2021	Prior Sponsor	Purchase of 6,850,000 private placement warrants at $1.00 per warrant	$6,850,000	Fully issued
Mar 2023	Prior Sponsor	First Extension Note (non-interest bearing)	$1,150,000	Fully drawn
Jun 2023	Prior Sponsor	Second Extension Note (non-interest bearing)	$960,000 (max)	$640,000 drawn
Dec 2023	Sriram	Third Extension Note (non-interest bearing)	$1,500,000 (max)	$0 drawn
Jan 2025	Current Sponsor	Amendment to Third Note (convertible up to $4M)	$4,000,000 (max)	Convertible note; open
Ongoing	Current Sponsor	$10,000 monthly admin fee (office space & support)	Waived	Waived
Various	Current Sponsor, Officers	Out-of-pocket reimbursements (due diligence, travel, etc.)	Not specified	Reviewed and reimbursed quarterly
TBD	Current Sponsor, Officers	Working capital loan (up to $1.5M), potentially convertible into warrants	Up to $1.5M	No agreements signed
2023 – 2024	Btab Related Parties	Related party loans, receivables and payables	Loans: $1.76M Payables: $1.86M
IWAC
In July 2021, our Prior Sponsor paid $25,000 to cover certain expenses on our behalf in consideration for 2,875,000 founder shares. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20% of the issued and outstanding shares upon completion of our initial public offering. Up to 375,000 founder shares were subject to forfeiture by our Prior Sponsor depending on the extent to which the underwriters’ over-allotment option was exercised. Due to the underwriters’ option to exercise in full its over-allotment at the initial public offering, no founder shares remain subject to forfeiture and our Prior Sponsor currently holds 21.2% of our issued and outstanding ordinary shares. The founder shares (including the Class A ordinary shares issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.
Our Prior Sponsor purchased an aggregate of 6,850,000 IWAC Private Warrants for a purchase price of $1.00 per whole warrant in a private placement that occurred simultaneously with the closing of our initial public offering. Each IWAC Private Warrant entitles the holder to purchase one Class A ordinary share at $11.50 per share, subject to adjustment. The IWAC Private Warrants (including the Class A ordinary shares issuable upon exercise thereof) may be subject to certain transfer restrictions contained in the letter agreement by and among the Company, our Prior Sponsor and any other parties thereto, as amended from time to time, including that any permitted transferees must enter into a written agreement with the Company agreeing to be bound by the transfer restrictions contained in such letter agreement.
In July 2021, we issued an unsecured promissory note to our Prior Sponsor (the “Promissory Note”), pursuant to which we could borrow up to an aggregate principal amount of $300,000. The Promissory Note was non-interest and payable on the earlier of March 31, 2022 and the consummation of our initial public offering. On December 13, 2021, the date of the consummation of our initial public offering, we repaid our Prior Sponsor in full for the $208,721 outstanding under the Promissory Note.
In March 2023, we issued an unsecured promissory note to our Prior Sponsor (the “Extension Note”) in connection with the extension payment made by the Prior Sponsor to extend the Termination Date from March 13, 2023 to June 13, 2023. The Extension Note is non-interest bearing and payable on the earlier of the date the business combination is consummated or the liquidation of the Company. As of December 31, 2023, the Company had borrowed $1,150,000, the maximum amount under the Extension Note.
In June 2023, we issued an additional unsecured promissory note to the Prior Sponsor (the “Second Extension Note”) in connection with the shareholder approval to extend the date which the Company must consummate an initial business combination from June 13, 2023 for up to an additional six months to December 13, 2023. The Second Extension Note is non-interest bearing and payable on the earlier of the date the business combination is consummated or the liquidation of the Company. The Second Extension Note has a principal amount up to $960,000, of which the Company has borrowed $640,000 as of December 31, 2023.
In December 2023, we issued a promissory note (the “Third Extension Note”) in the aggregate principal amount of up to $1,500,000 to Sriram, pursuant to which Sriram agreed to loan the Company up to $1,500,000 in connection with the extension of the Company’s termination date from December 13, 2023 to December 13, 2024. The Third Extension Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial Business Combination, and (b) the date of the liquidation of the Company. As of December 31, 2023, the Company has not borrowed any amounts under the Third Extension Note.
On January 14, 2025, IWAC amended the Third Extension Note to increase the principal amount to up to $4,000,000 to the Current Sponsor, pursuant to which the Current Sponsor may elect to convert up to a maximum amount of $1.5 million of the unpaid principal balance under such amended promissory note relating to working capital expenses into such number of ordinary shares (the “Conversion Shares”) equal to: (x) the portion of the principal amount of such amended promissory note being converted divided by (y) the conversion price of One Dollar ($1.00), rounded up to the nearest whole number of ordinary shares. Additionally, pursuant to the Third Extension Note, as amended, the remaining up to $2.5 million, if advanced for purposes of extending period in which IWAC may complete its initial business combination, may be converted pursuant to the same formula.
In addition, in order to finance transaction costs in connection with an intended initial business combination, our Current Sponsor or an affiliate of our Current Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we may repay such loaned amounts out of the proceeds of the trust account released to us. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the IWAC Private Warrants, including as to exercise price, exercisability and exercise period. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our Current Sponsor, its affiliates or our management team as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

We currently maintain our executive offices at 1441 Broadway 6th Floor, New York, NY 10018. The cost for our use of this space is included in the $10,000 per month fee we have agreed to pay to our sponsor for office space, administrative and support services, commencing on the date that our securities were first listed on the NYSE until the completion of our initial business combination or our liquidation. The sponsor has waived payments of the $10,000 per month fee.
In addition, our Current Sponsor, officers or directors or their respective affiliates are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews, on a quarterly basis, all payments that were made by us to our Current Sponsor, officers, directors or their affiliates and determines which expenses and the amount of expenses to be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.
If any of our officers or directors becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such opportunity to such entity. Our officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.
Other than the payments and reimbursements described above, no compensation of any kind, including finder’s and consulting fees, has been or will be paid to our Current Sponsor, officers or directors or their respective affiliates, for services rendered prior to or in connection with the completion of an initial business combination.
After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a general meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.
We have entered into a registration rights agreement pursuant to which our Current Sponsor is entitled to certain registration rights with respect to the IWAC Private Warrants, the warrants issuable upon conversion of working capital loans (if any) and the Class A ordinary shares issuable upon exercise of the foregoing and upon conversion of the founder shares.
Btab
Related Party Transaction Policy Following the Business Combination
Upon consummation of the Business Combination, Pubco will adopt a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.
Related party receivables and payables owed are noninterest bearing and due on demand. Related parties extend funding to the Company to support operations and collect customer balances on its behalf. Amounts owed are a result of such transactions. On December 31, 2024, and 2023, related party loan receivables totaled are $1,763,832 and $2,753,141 respectively, and related party payables totaled are $1,857,614 and $841,171 respectively. Refer to Note 10 — “Related Party Transactions”, in — Financial Statements and Supplementary Data” for disclosure of our related party transactions.
A “Related Person Transaction” is a transaction, arrangement or relationship in which Pubco or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest.
A “Related Person” means:
•
any person who is, or at any time during the applicable period was, one of the Pubco’s officers or one of Pubco’s directors;

•
any person who is known by Pubco to be the beneficial owner of more than five percent (5%) of its voting stock;

•
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer or a beneficial owner of more than five percent (5%) of its voting stock, and any person (other than a tenant or employee) sharing the household of such director, officer or beneficial owner of more than five percent (5%) of its voting stock; and any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a ten percent (10%) or greater beneficial ownership interest.

Pubco will have policies and procedures designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to its charter, the audit committee will have the responsibility to review related party transactions.
All of the transactions described in this section were entered into prior to the adoption of this policy.
Certain of the foregoing disclosures are summaries of certain provisions of our related party agreements and are qualified in their entirety by reference to all of the provisions of such agreements. Because these descriptions are only summaries of the applicable agreements, they do not necessarily contain all of the information that you may find useful. Copies of certain of the agreements (or forms of the agreements) have been filed as exhibits to the registration statement of which this prospectus is a part and are available electronically on the website of the SEC at www.sec.gov.

DESCRIPTION OF SHARE CAPITAL
Description of IWAC Securities Prior to the Domestication and the Business Combination
General
Pursuant to our amended and restated memorandum and articles of association, our authorized share capital is US$50,000 divided into 479,000,000 Class A ordinary shares, $0.0001 par value, and 20,000,000 Class B ordinary shares, $0.0001 par value, and 1,000,000 preference shares, $0.0001 par value. The following description summarizes the material terms of our capital stock and does not purport to be complete.
Units
Each unit consists of one Class A ordinary share and one-half of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share. Pursuant to the warrant agreement, a warrant holder may exercise its warrants only for a whole number of the company’s Class A ordinary shares.
Ordinary Shares
Ordinary shareholders of record are entitled to one vote for each share held on all matters to be voted on by shareholders. Except as described below, holders of Class A ordinary shares and holders of Class B ordinary shares will vote together as a single class on all matters submitted to a vote of our shareholders except as required by law. There is no cumulative voting with respect to the appointment of directors, with the result that the holders of more than 50% of the shares voted for the appointment of directors can elect all of the directors. Our shareholders are entitled to receive ratable dividends when, as and if declared by the board of directors out of funds legally available therefor. Prior to our initial business combination, only holders of our Class B ordinary shares will have the right to vote on the appointment of directors. Holders of our Public Shares will not be entitled to vote on the appointment of directors during such time. In addition, prior to the completion of an initial business combination, holders of a majority of our founder shares may remove a member of the board of directors for any reason. The provisions of our amended and restated memorandum and articles of association governing the appointment or removal of directors prior to our initial business combination may only be amended by a special resolution passed by holders of not less than two-thirds of our ordinary shares who attend and vote at our general meeting which shall include the affirmative vote of a simple majority of our Class B ordinary shares.
We will provide our Public Shareholders with the opportunity to redeem all or a portion of their Public Shares upon the completion of our initial business combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account calculated as of two business days prior to the consummation of our initial business combination, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, if any, divided by the number of the then-outstanding Public Shares, subject to the limitations described herein. In addition, our Current Sponsor and each member of our management team have entered into an agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to any founder shares and Public Shares held by them in connection with (i) the completion of our initial business combination and (ii) a shareholder vote to approve an amendment to our amended and restated memorandum and articles of association (A) that would modify the substance or timing of our obligation to provide holders of our Class A ordinary shares the right to have their shares redeemed in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination by December 15, 2025, or (B) with respect to any other provision relating to the rights of holders of our Class A ordinary shares.
If we seek shareholder approval of our initial business combination and we do not conduct redemptions in connection with our initial business combination pursuant to the tender offer rules, our amended and restated memorandum and articles of association provides that a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming its shares with respect to Excess Shares, without our prior consent. However, we would not be restricting our shareholders’ ability to vote all of their shares (including Excess Shares) for or against our initial business combination. Our shareholders’ inability to redeem the Excess Shares will reduce their influence over our ability to complete our initial business combination, and such shareholders could suffer a material loss in their investment if they sell such Excess Shares on the open market. Additionally, such shareholders will not receive redemption distributions with respect to the Excess Shares if we complete our initial business combination. And, as a result, such shareholders will continue to hold that number of shares exceeding 15% and, in order to dispose such shares may be required to sell their shares in open market transactions, potentially at a loss.
In the event of a liquidation, dissolution or winding up of the company after a business combination, our shareholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of shares, if any, having preference over the ordinary shares. Our shareholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the ordinary shares, except that we will provide our Public Shareholders with the opportunity to redeem their Public Shares for cash at a per share price equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, if any, divided by the number of the then-outstanding Public Shares, upon the completion of our initial business combination, subject to the limitations described in the Proxy Statement/Information Statement/Prospectus.
Founder Shares
The founder shares are designated as Class B ordinary shares and, except as described below, are identical to the Class A ordinary shares included in the units being sold in the IPO, and holders of founder shares have the same shareholder rights as Public Shareholders, except that: (a) prior to our initial business combination, only holders of the Class B ordinary shares have the right to vote on the appointment of directors and holders of a majority of our Class B ordinary shares may remove a member of the board of directors for any reason; (b) the founder shares are subject to certain transfer restrictions, as described in more detail below; (c) our amended and restated memorandum and articles of association provides that only Public Shares and not any founder shares are entitled to redemption rights, and further our Current Sponsor and each member of our management team have entered into an agreement with us, pursuant to which they have agreed to (i) waive their redemption rights with respect to their founder shares (ii) waive their redemption rights with respect to their founder shares and Public Shares in connection with a shareholder vote to approve an amendment to our amended and restated memorandum and articles of association (A) that would modify the substance or timing of our obligation to provide holders of our Class A ordinary shares the right to have their shares redeemed in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination by December 15, 2025 or (B) with respect to any other provision relating to the rights of holders of our Class A ordinary shares; and (iii) waive their rights to liquidating distributions from the trust account with respect to any founder shares they hold if we fail to consummate an initial business combination by December 15, 2025 (although they will be entitled to liquidating distributions from the trust account with respect to any Public Shares they hold if we fail to complete our initial business combination within the prescribed time frame); (d) the founder shares will automatically convert into our Class A ordinary shares at the time of our initial business combination or earlier at the option of the holders thereof as described herein; and (e) the founder shares are entitled to registration rights. If we seek shareholder approval of our initial business combination, we will complete our initial business combination only if we obtain the approval of an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a simple majority of the shareholders who attend and vote at a general meeting of the company. In such case, our Current Sponsor and each member of our management team have agreed to vote their founder shares and Public Shares in favor of our initial business combination.
The founder shares are designated as Class B ordinary shares and will automatically convert into Class A ordinary shares (which such Class A ordinary shares delivered upon conversion will not have redemption rights or be entitled to liquidating distributions from the trust account if we do not consummate an initial business combination) at the time of our initial business combination or earlier at the option of the holders thereof at a ratio such that the number of Class A ordinary shares issuable upon conversion of all founder shares will equal, in the aggregate, on an as-converted basis, 20% of the sum of (i) the total number of ordinary shares issued and outstanding upon completion of the IPO, plus (ii) the total number of

Class A ordinary shares issued or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the company in connection with or in relation to the consummation of the initial business combination, excluding any Class A ordinary shares or equity-linked securities exercisable for or convertible into Class A ordinary shares issued, deemed issued, or to be issued, to any seller in the initial business combination and any IWAC Private Warrants issued to our Sponsors, their affiliates or any member of our management team. The holders of a majority of the issued and outstanding Class B ordinary shares may agree to waive the foregoing adjustment provisions as to any particular issuance or deemed issuance of additional shares of Class A ordinary shares or equity-linked securities. In no event will the Class B ordinary shares convert into Class A ordinary shares at a rate of less than one-to-one.
Except as described herein, our Sponsors and our directors and executive officers have agreed not to transfer, assign or sell any of their founder shares until earliest of (A) one year after the completion of our initial business combination and (B) subsequent to our initial business combination, (x) if the closing price of our Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 180 days after our initial business combination, or (y) the date on which we complete a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of our Public Shareholders having the right to exchange their ordinary shares for cash, securities or other property. Except as described herein, the IWAC Private Warrants will not be transferable until 30 days following the completion of our initial business combination. We refer to such transfer restrictions throughout this prospectus as the lock-up. Any permitted transferees would be subject to the same restrictions and other agreements of our Sponsors and our directors and executive officers with respect to any founder shares.
Prior to our initial business combination, only holders of our Class B ordinary shares will have the right to vote on the appointment of directors. Holders of our Public Shares will not be entitled to vote on the appointment directors during such time. In addition, prior to the completion of an initial business combination, holders of a majority of our founder shares may remove a member of the board of directors for any reason. These provisions of our amended and restated memorandum and articles of association may only be amended by a special resolution passed by holders of not less than two-thirds of our ordinary shares who attend and vote at our general meeting which shall include the affirmative vote of a simple majority of our Class B ordinary shares. With respect to any other matter submitted to a vote of our shareholders, including any vote in connection with our initial business combination, except as required by law, holders of our Class B ordinary shares and holders of our Public Shares will vote together as a single class, with each share entitling the holder to one vote.
Register of Members
Under Cayman Islands law, we must keep a register of members and there will be entered therein:
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the names and addresses of the members and a statement of the shares held by each member, which:

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distinguishes each share by its number (so long as the share has a number);

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confirms the amount paid, or agreed to be considered as paid, on the shares of each member;

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confirms the number and category of shares held by each member;

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confirms whether each relevant category of shares held by a member carries voting rights under the articles of association of the company, and if so, whether such voting rights are conditional;

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the date on which the name of any person was entered on the register as a member; and

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the date on which any person ceased to be a member.

For these purposes, “voting rights” means rights conferred on shareholders in respect of their shares to vote at general meetings of the company on all or substantially all matters. A voting right is conditional where the voting right arises only in certain circumstances.
Under Cayman Islands law, the register of members of our company is prima facie evidence of the matters set out therein (i.e., the register of members will raise a presumption of fact on the matters referred to above unless rebutted) and a member registered in the register of members will be deemed as a matter of Cayman Islands law to have legal title to the shares as set against its name in the register of members. Upon the closing of this public offering, the register of members will be immediately updated to reflect the issue of shares by us. Once our register of members has been updated, the shareholders recorded in the register of members will be deemed to have legal title to the shares set against their name. However, there are certain limited circumstances where an application may be made to a Cayman Islands court for a determination on whether the register of members reflects the correct legal position. Further, the Cayman Islands court has the power to order that the register of members maintained by a company should be rectified where it considers that the register of members does not reflect the correct legal position. If an application for an order for rectification of the register of members were made in respect of our ordinary shares, then the validity of such shares may be subject to re-examination by a Cayman Islands court.
Preference Shares
Our amended and restated memorandum and articles of association authorizes 1,000,000 preference shares and provide that preference shares may be issued from time to time. Our board of directors will be able to, without shareholder approval, issue preference shares with voting and other rights that could adversely affect the voting power and other rights of the holders of the ordinary shares and could have anti-takeover effects. The ability of our board of directors to issue preference shares without shareholder approval could have the effect of delaying, deferring or preventing a change of control of us or the removal of existing management. We have no preference shares issued and outstanding at the date hereof. Although we do not currently intend to issue any preference shares, we cannot assure you that we will not do so in the future. No preference shares are being issued or registered in this offering.
Warrants
Public Shareholders’ Warrants
Each whole warrant entitles the registered holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing on the later of one year from the closing of this offering and 30 days after the completion of our initial business combination, except as discussed in the immediately succeeding paragraph. Pursuant to the warrant agreement, a warrant holder may exercise its warrants only for a whole number of Class A ordinary shares. This means only a whole warrant may be exercised at a given time by a warrant holder. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Accordingly, unless you purchase at least two units, you will not be able to receive or trade a whole warrant. The warrants will expire five years after the completion of our initial business combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.
We will not be obligated to deliver any Class A ordinary shares pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the Class A ordinary shares underlying the warrants is then effective and a prospectus relating thereto is current, subject to our satisfying our obligations described below with respect to registration, or a valid exemption from registration is available. No warrant will be exercisable and we will not be obligated to issue a Class A ordinary share upon exercise of a warrant unless the Class A ordinary share issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In no event will we be required to cashless settle any warrant. In the event that a registration statement is not effective for the exercised warrants, the purchaser of a unit containing such warrant will have paid the full purchase price for the unit solely for the Class A ordinary share underlying such unit.
We have agreed that as soon as practicable, but in no event later than 20 business days after the closing of our initial business combination, we will use our commercially reasonable efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the Class A ordinary shares issuable upon exercise of the warrants, and we will use our commercially reasonable efforts to cause the same to become effective within 60 business days after the closing of our initial business combination, and to maintain the effectiveness of such registration statement and a current prospectus relating to those Class A ordinary shares until the warrants expire or are redeemed, as specified in the warrant agreement; provided that if our Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, we may, at our option, require holders of public warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event we so elect, we will not be required to file or maintain in effect a registration statement, but we will use our commercially reasonably efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective by the 60th business day after the closing of the initial business combination, warrant holders may, until such time as there is an effective registration statement and during any period when we will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption, but we will use our commercially reasonably efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. In such event, each holder would pay the exercise price by exchanging the warrants for that number of Class A ordinary shares equal to the quotient obtained by dividing (x) the product of the number of Class A ordinary shares underlying the warrants, multiplied by the excess of the “fair market value” (as defined below) over the exercise price of the warrants by (y) the fair market value. The “fair market value” as used in this paragraph shall mean the volume weighted average price of the Class A ordinary shares for the 10 trading days ending on the trading day prior to the date on which the notice of exercise is received by the warrant agent.
Redemption of warrants.   Once the warrants become exercisable, we may redeem the outstanding warrants (except as described herein with respect to the IWAC Private Warrants):
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in whole and not in part;

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at a price of $0.01 per warrant;

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upon a minimum of 30 days’ prior written notice of redemption to each warrant holder; and

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if, and only if, the closing price of the Class A ordinary shares equals or exceeds $18.00 per share (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a warrant as described under the heading “— Warrants — Public Shareholders’ Warrants — Anti-Dilution Adjustments”) for any 20 trading days within a 30-trading day period ending three trading days before we send the notice of redemption to the warrant holders.

We will not redeem the warrants as described above unless a registration statement under the Securities Act covering the issuance of the Class A ordinary shares issuable upon exercise of the warrants is then effective and a current prospectus relating to those Class A ordinary shares is available throughout the 30-day redemption period. If and when the warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws.
We have established the last of the redemption criterion discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the warrant exercise price. If the foregoing conditions are satisfied and we issue a notice of redemption of the warrants, each warrant holder will be entitled to exercise his, her or its warrant prior to the scheduled redemption date. However, the price of the Class A ordinary shares may fall below the $18.00 redemption trigger price (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a warrant as described under the heading “— Warrants — Public Shareholders’ Warrants — Anti-Dilution Adjustments”) as well as the $11.50 (for whole shares) warrant exercise price after the redemption notice is issued.
No fractional Class A ordinary shares will be issued upon exercise. If, upon exercise, a holder would be entitled to receive a fractional interest in a share, we will round down to the nearest whole number of the number of Class A ordinary shares to be issued to the holder. If, at the time of redemption, the warrants are exercisable for a security other than the Class A ordinary shares pursuant to the warrant agreement (for instance, if we are not the surviving company in our initial business combination), the warrants may be exercised for such security. At such time as the warrants become exercisable for a security other than the Class A ordinary shares, the company (or surviving company) will use its commercially reasonable efforts to register under the Securities Act the security issuable upon the exercise of the warrants.
Redemption Procedures.   A holder of a warrant may notify us in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess of 9.8% (or such other amount as a holder may specify) of the Class A ordinary shares issued and outstanding immediately after giving effect to such exercise.
Anti-Dilution Adjustments.   If the number of outstanding Class A ordinary shares is increased by a capitalization or share dividend paid in Class A ordinary shares to all or substantially all holders of Class A ordinary shares, or by a split-up of Class A ordinary shares or other similar event, then, on the effective date of such capitalization or share dividend, split-up or similar event, the number of Class A ordinary shares issuable on exercise of each warrant will be increased in proportion to such increase in the outstanding Class A ordinary shares. A rights offering made to all or substantially all holders of ordinary shares entitling holders to purchase Class A ordinary shares at a price less than the “historical fair market value” (as defined below) will be deemed a share dividend of a number of Class A ordinary shares equal to the product of (i) the number of Class A ordinary shares actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for Class A ordinary shares) and (ii) one minus the quotient of (x) the price per Class A ordinary share paid in such rights offering and (y) the historical fair market value. For these purposes, (i) if the rights offering is for securities convertible into or exercisable for Class A ordinary shares, in determining the price payable for Class A ordinary shares, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) “historical fair market value” means the volume weighted average price of Class A ordinary shares as reported during the 10 trading day period ending on the trading day prior to the first date on which the Class A ordinary shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.
In addition, if we, at any time while the warrants are outstanding and unexpired, pay a dividend or make a distribution in cash, securities or other assets to all or substantially all of the holders of the Class A ordinary shares on account of such Class A ordinary shares (or other securities into which the warrants are convertible), other than (a) as described above, (b) any cash dividends or cash distributions which, when combined on a per share basis with all other cash dividends and cash distributions paid on the Class A ordinary shares during the 365-day period ending on the date of declaration of such dividend or distribution does not exceed $0.50 (as adjusted to appropriately reflect any other adjustments and excluding cash dividends or cash distributions that resulted in an adjustment to the exercise price or to the number of Class A ordinary shares issuable on exercise of each warrant) but only with respect to the amount of the aggregate cash dividends or cash distributions equal to or less than $0.50 per share, (c) to satisfy the redemption rights of the holders of Class A ordinary shares in connection with a proposed initial business combination, (d) to satisfy the redemption rights of the holders of Class A ordinary shares in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to provide holders of our Class A ordinary shares the right to have their shares redeemed in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination by December 15, 2025 or (B) with respect to any other provision relating to the rights of holders of our Class A ordinary shares, (e) as a result of the repurchase of Class A ordinary shares by us if a proposed initial business combination is presented to our shareholders for approval, or (f) in connection with the redemption of our Public Shares upon our failure to complete our initial business combination, then the warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each Class A ordinary share in respect of such event.
If the number of outstanding Class A ordinary shares is decreased by a consolidation, combination, reverse share split or reclassification of Class A ordinary shares or other similar event, then, on the effective date of such consolidation, combination, reverse share split, reclassification or similar event, the number of Class A ordinary shares issuable on exercise of each warrant will be decreased in proportion to such decrease in outstanding Class A ordinary shares.

Whenever the number of Class A ordinary shares purchasable upon the exercise of the warrants is adjusted, as described above, the warrant exercise price will be adjusted by multiplying the warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of Class A ordinary shares purchasable upon the exercise of the warrants immediately prior to such adjustment and (y) the denominator of which will be the number of Class A ordinary shares so purchasable immediately thereafter.
In addition, if (x) we issue additional Class A ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of our initial business combination at an issue price or effective issue price of less than $9.20 per ordinary share (with such issue price or effective issue price to be determined in good faith by our board of directors and, in the case of any such issuance to our sponsor or its affiliates, without taking into account any founder shares held by our sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of our initial business combination on the date of the consummation of our initial business combination (net of redemptions), and (z) the volume weighted average trading price of our Class A ordinary shares during the 20 trading day period starting on the trading day prior to the day on which we consummate our initial business combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, the $18.00 per share redemption trigger price described above under “— Redemption of warrants” will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.
In case of any reclassification or reorganization of the outstanding Class A ordinary shares (other than those described above or that solely affects the par value of such Class A ordinary shares), or in the case of any merger or consolidation of us with or into another corporation (other than a consolidation or merger in which we are the continuing corporation and that does not result in any reclassification or reorganization of our outstanding Class A ordinary shares), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of us as an entirety or substantially as an entirety in connection with which we are dissolved, the holders of the warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the warrants and in lieu of the Class A ordinary shares immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of Class A ordinary shares or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the warrants would have received if such holder had exercised their warrants immediately prior to such event. However, if such holders were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon such consolidation or merger, then the kind and amount of securities, cash or other assets for which each warrant will become exercisable will be deemed to be the weighted average of the kind and amount received per share by such holders in such consolidation or merger that affirmatively make such election, and if a tender, exchange or redemption offer has been made to and accepted by such holders (other than a tender, exchange or redemption offer made by the company in connection with redemption rights held by shareholders of the company as provided for in the company’s amended and restated memorandum and articles of association or as a result of the redemption of Class A ordinary shares by the company if a proposed initial business combination is presented to the shareholders of the company for approval) under circumstances in which, upon completion of such tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the meaning of Rule 13d-3 under the Exchange Act) more than 50% of the aggregate voting power, including the power to vote on the election of directors of the Company, of the issued and outstanding equity securities of the Company, the holder of a warrant will be entitled to receive (upon exercise of the warrant) the highest amount of cash, securities or other property to which such holder would actually have been entitled as a shareholder if such warrant holder had exercised the warrant prior to the expiration of such tender or exchange offer, accepted such offer and all of the Class A ordinary shares held by such holder had been purchased pursuant to such tender or exchange offer, subject to adjustment (from and after the consummation of such tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in the warrant agreement. If less than 70% of the consideration receivable by the holders of Class A ordinary shares in such a transaction is payable in the form of Class A ordinary shares in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the warrant properly exercises the warrant within thirty days following public disclosure of such transaction, the warrant exercise price will be reduced as specified in the warrant agreement based on the Black-Scholes value (as defined in the warrant agreement) of the warrant. The purpose of such exercise price reduction is to provide additional value to holders of the warrants when an extraordinary transaction occurs during the exercise period of the warrants pursuant to which the holders of the warrants otherwise do not receive the full potential value of the warrants.
The warrants will be issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder for the purpose of (i) curing any ambiguity or correct any mistake, including to conform the provisions of the warrant agreement to the description of the terms of the warrants and the warrant agreement set forth in this prospectus, or defective provision, (ii) removing or reducing the company’s ability to redeem the IWAC Public Warrants or (iii) adding or changing any provisions with respect to matters or questions arising under the warrant agreement as the parties to the warrant agreement may deem necessary or desirable and that the parties deem to not adversely affect the rights of the registered holders of the warrants in any material respect. The warrant agreement may be amended by the parties thereto with the vote or written consent of the registered holders of the warrants of at least 50% of the then outstanding IWAC Public Warrants and IWAC Private Warrants, voting together as a single class, to allow for the warrants to be or continue to be, as applicable, classified as equity in the company’s financial statements. All other modifications or amendments, including any modification or amendment to increase the warrant price or shorten the exercise period, (a) with respect to the terms of the IWAC Public Warrants or any provision of the warrant agreement with respect to the IWAC Public Warrants will require the vote or written consent of the registered holders of the warrants of at least 50% of the then outstanding IWAC Public Warrants and (b) with respect to the terms of the IWAC Private Warrants or any provision of the warrant agreement with respect to the IWAC Private Warrants will require the vote or written consent of at least 50% of the then outstanding IWAC Private Warrants. You should review a copy of the warrant agreement, which will be filed as an exhibit to the registration statement of which this prospectus is a part, for a complete description of the terms and conditions applicable to the warrants.
The warrant holders do not have the rights or privileges of holders of ordinary shares and any voting rights until they exercise their warrants and receive Class A ordinary shares. After the issuance of Class A ordinary shares upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by shareholders.
No fractional warrants will be issued upon separation of the units and only whole warrants will trade. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round down to the nearest whole number the number of Class A ordinary shares to be issued to the warrant holder.
We have agreed that, subject to applicable law, any action, proceeding or claim against us arising out of or relating in any way to the warrant agreement will be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and we irrevocably submit to such jurisdiction, which jurisdiction will be the exclusive forum for any such action, proceeding or claim. See “Risk Factors — Our warrant agreement will designate the courts of the State of New York or the United States District Court for the Southern District of New York as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by holders of our warrants, which could limit the ability of warrant holders to obtain a favorable judicial forum for disputes with our company.” This provision applies to claims under the Securities Act but does not apply to claims under the Exchange Act or any claim for which the federal district courts of the United States of America are the sole and exclusive forum.

IWAC Private Warrants
The IWAC Private Warrants have terms and provisions that are identical to those of the warrants being sold as part of the units in this offering, except that (i) the IWAC Private Warrants (including the Class A ordinary shares issuable upon exercise of the IWAC Private Warrants) may be exercised for cash or on a “cashless basis”, as described below, (ii) the IWAC Private Warrants may be subject to certain transfer restrictions contained in the letter agreement by and among the company, the Sponsor and any other parties thereto, as amended from time to time, including that any permitted transferees must enter into a written agreement with the company agreeing to be bound by the transfer restrictions contained in such letter agreement, and (iii) the IWAC Private Warrants will not be redeemable by the company. The IWAC Private Warrants will not become public warrants as a result of any transfer of the IWAC Private Warrants, regardless of the transferee. Any amendment to the terms of the IWAC Private Warrants or any provision of the warrant agreement with respect to the IWAC Private Warrants will require the vote or written consent of at least 50% of the then outstanding IWAC Private Warrants.
If holders of the IWAC Private Warrants elect to exercise them on a cashless basis, they would pay the exercise price by exchanging his, her or its warrants for that number of Class A ordinary shares equal to the quotient obtained by dividing (x) the product of the number of Class A ordinary shares underlying the warrants, multiplied by the excess of the “Sponsor fair market value” over the exercise price of the warrants by (y) the Sponsor fair market value. For these purposes, the “Sponsor fair market value” shall mean the average reported closing price of the Class A ordinary shares for the 10 trading days ending on the third trading day prior to the date on which the notice of warrant exercise is sent to the warrant agent. The reason that we have agreed that these warrants will be exercisable on a cashless basis so long as they are held by our sponsor and its permitted transferees is because it is not known at this time whether they will be affiliated with us following a business combination. If they remain affiliated with us, their ability to sell our securities in the open market may be significantly limited. We expect to have policies in place that restrict insiders from selling our securities except during specific periods of time. Even during such periods of time when insiders will be permitted to sell our securities, an insider cannot trade in our securities if he or she is in possession of material non-public information. Accordingly, unlike Public Shareholders who could exercise their warrants and sell the Class A ordinary shares received upon such exercise freely in the open market in order to recoup the cost of such exercise, the insiders could be significantly restricted from selling such securities. As a result, we believe that allowing the holders to exercise such warrants on a cashless basis is appropriate.
In order to fund working capital deficiencies or finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. Up to $1,500,000 of such loans may be convertible into warrants of the post business combination entity at a price of $1.00 per warrant at the option of the lender. Such warrants would be identical to the IWAC Private Warrants.
Dividends
We have not paid any cash dividends on our ordinary shares to date and do not intend to pay cash dividends prior to the completion of our initial business combination. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of our initial business combination. The payment of any cash dividends subsequent to our initial business combination will be within the discretion of our board of directors at such time and we will only pay such dividend out of our funds which are lawfully available for that purpose, and subject to the requirements of the Companies Act, dividends may be declared and paid out of our profits or our share premium account (subject to solvency requirements) as permitted under Cayman Islands law. Further, if we incur any indebtedness in connection with a business combination, our ability to declare dividends may be limited by restrictive covenants we may agree to in connection therewith.
Transfer Agent and Warrant Agent
The transfer agent for our ordinary shares and warrant agent for our warrants is Continental Stock Transfer & Trust Company. We have agreed to indemnify Continental Stock Transfer & Trust Company in its roles as transfer agent and warrant agent, its agents and each of its shareholders, directors, officers and employees against all claims and losses that may arise out of acts performed or omitted for its activities in that capacity, except for any claims and losses due to any gross negligence or intentional misconduct of the indemnified person or entity.
Listing of IWAC’s Securities
IWAC’s units, ordinary shares, and warrants are quoted on the OTC Markets under the symbols “WELUF,” “WELNF,” and “ WELWF,” respectively. At the closing of the Business Combination, the units will separate into their component shares and warrants so that the units will no longer exist as separate securities and will no longer trade separately under “WELUF.” There can be no assurance that Pubco securities will be listed on Nasdaq following the Business Combination as Pubco might not meet certain continued listing standards.
Description of Pubco Securities
The following summary of the material terms of Pubco’s securities following the Business Combination is not intended to be a complete summary of the rights and preferences of such securities. The descriptions below are qualified by reference to the actual text of the Proposed Charter. We urge you to read the Proposed Charter in its entirety for a complete description of the rights and preferences of Pubco’s securities following the Business Combination. The Proposed Charter is described in “Proposal Two — The Charter Proposal” and the full text of the Proposed Charter is attached as Annex D to this proxy statement/prospectus.
The Proposed Charter will authorize the issuance of 300,000,000 shares, each with a par value of $0.0001 per share, consisting of (i) 250,000,000 shares of Pubco Class A Shares and (ii) 50,000,000 shares of Pubco Class V Shares.
Pubco Common Stock Following the Business Combination
Class A Common Stock
Voting Power
Holders of Pubco Class A common stock will be entitled to cast one vote per share of Pubco Class A common stock. Generally, holders of all classes of Pubco common stock will vote together as a single class, and an action will be approved by Pubco stockholders if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, while directors are elected by a plurality of the votes cast. Holders of Pubco Class A common stock will not be entitled to cumulate their votes in the election of directors.
Liquidation, Dissolution and Winding Up
Subject to applicable law, in the event of any voluntary or involuntary liquidation, dissolution or winding up of Pubco, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of Pubco Common Stock shall be entitled to receive all the remaining assets of Pubco available for distribution to its stockholders, ratably in proportion to the total number of shares of Pubco Class A and Class V common stock then issued and outstanding.
Preemptive or Other Rights
No shares of Pubco Class A common stock will be subject to redemption or have preemptive rights to purchase additional shares of Pubco Class A common stock. Holders of shares of Pubco Class A common stock will not have subscription, redemption or conversion rights. All the outstanding shares of Pubco Class A common stock will be validly issued, fully paid and non-assessable.
Class V Common Stock
Issuance of Pubco Class V Common Stock
Shares of Pubco Class V common stock may be issued only to, and registered in the name of, Binson Lau (the “Pubco Founder”) and any entities controlled by a Pubco Founder (including all subsequent successors, assigns and permitted transferees), which we collectively refer to as “Permitted Class V Owners”.

Voting Rights
Holders of Pubco Class V common stock will be entitled to cast 1,000 votes per share of Pubco Class V common stock. Generally, holders of all classes of Pubco common stock will vote together as a single class, and an action will be approved by Pubco stockholders if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, while directors are elected by a plurality of the votes cast. Holders of Pubco Class V common stock will not be entitled to cumulate their votes in the election of directors.
Liquidation Rights
Subject to applicable law, in the event of any voluntary or involuntary liquidation, dissolution or winding up of Pubco, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of Pubco Common Stock shall be entitled to receive all the remaining assets of Pubco available for distribution to its stockholders, ratably in proportion to the total number of shares of Pubco Class A and Class V common stock then issued and outstanding.
Voluntary Conversion of Class V Common Stock.
Each share of Pubco Class V common stock shall be convertible into one fully paid and nonassessable share of Pubco Class A common stock at the option of the holder thereof at any time upon written notice to Pubco. In order to effectuate a conversion of shares of Pubco Class V common stock, a holder shall (a) submit a written election to Pubco that such holder elects to convert shares of Pubco Class V common stock, the number of such shares elected to be converted and (b) (if such shares are certificated), along with such written election, surrender to Pubco the certificate or certificates representing the shares being converted, duly assigned or endorsed for transfer to Pubco (or accompanied by duly executed stock powers relating thereto) or, in the event the certificate or certificates are lost, stolen or missing, accompanied by an affidavit of loss executed by the holder. The conversion of such shares hereunder shall be deemed effective as of the date of surrender of such Pubco Class V common stock certificate or certificates, delivery of such affidavit of loss or the written election to convert for uncertificated shares. Upon the receipt by Pubco of a written election and, if applicable, the surrender of such certificate(s) and accompanying materials, Pubco shall as promptly as practicable (but in any event within 10 days thereafter) either (a) deliver to the relevant holder (i) a certificate in such holder’s name (or the name of such holder’s designee as stated in the written election) for the number of shares of Pubco Class A common stock to which such holder shall be entitled upon conversion of the applicable shares as calculated pursuant to this section and, if applicable (ii) a certificate in such holder’s (or the name of such holder’s designee as stated in the written election) for the number of shares of Pubco Class V common stock (including any fractional share) represented by the certificate or certificates delivered to Pubco for conversion but otherwise not elected to be converted pursuant to the written election or (b) note the conversion of the shares on the stock ledger of Pubco. All shares of capital stock issued hereunder by Pubco shall be duly and validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof. Each share of Class V Common Stock that is converted pursuant the Proposed Charter will be retired by the Corporation and shall not be available for reissuance.
Automatic Conversion of Class V Common Stock
Each share of Pubco Class V common stock will automatically convert into one (1) share of Pubco Class A common stock upon any sale, pledge or other transfer, whether or not for value, by the initial registered holder thereof, other than in each case any transfer to a Permitted Class V Owner. Notwithstanding anything to the contrary set forth herein, any holder of Pubco Class V common stock may pledge his, her or its shares of Pubco Class V common stock to a pledgee pursuant to a bona fide pledge of the shares as collateral security for indebtedness due to the pledgee so long as the shares are not transferred to or registered in the name of the pledgee. In the event of any pledge meeting these requirements, the pledged shares will not be converted automatically into shares of Pubco Class A common stock. If the pledged shares of Pubco Class V common stock become subject to any foreclosure, realization or other similar action by the pledgee, they will be converted automatically into shares of Pubco Class A common stock upon the occurrence of that action.

Other Matters
No shares of Pubco Class V common stock will be subject to redemption or have preemptive rights to purchase additional shares of Pubco Class V common stock. All outstanding shares of Pubco Class V common stock will be validly issued, fully paid and non-assessable.
Preferred Stock
The Proposed Charter may provide that the Pubco Board has the authority, without action by the stockholders, to designate and issue shares of preferred stock in one or more classes or series, and the number of shares constituting any such class or series, and to fix the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of preferred stock, including, without limitation, dividend rights, dividend rates, conversion rights, exchange rights, voting rights, rights and terms of redemption, dissolution preferences, and treatment in the case of a merger, business combination transaction, or sale of Pubco’s assets, which rights may be greater than the rights of the holders of the Pubco common stock.
It is expected that, immediately after the Business Combination, including the Mergers, no shares of Pubco preferred stock will be outstanding.
The purpose of authorizing the Pubco Board to issue Pubco preferred stock and determine the rights and preferences of any classes or series of preferred stock is to eliminate delays associated with a Pubco stockholder vote on specific issuances. The simplified issuance of Pubco preferred stock, while providing flexibility in connection with possible acquisitions, future financings and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or could discourage a third party from seeking to acquire, a majority of the outstanding voting stock of Pubco. Additionally, the issuance of Pubco preferred stock may adversely affect the holders of Pubco Class A common stock, including by restricting dividends on the Pubco Class A common stock, diluting the voting power of the Pubco Class A common stock or subordinating the dividend or liquidation rights of the Pubco Class A common stock. As a result of these or other factors, the issuance of Pubco preferred stock could have an adverse impact on the market price of Pubco Class A common stock.
Notice and Appraisal Rights to holders of Btab Securities
Action without a Meeting
The following discussion is not a complete description of the law relating to shareholders’ rights available under Georgia law. This description is qualified in its entirety by the full text of Article 7 and Article 13 of the GBCC, certain portions of which are reprinted as Annex H to this joint proxy statement/prospectus. If you desire to exercise your appraisal rights, you should review carefully the GBCC and are urged to consult a legal advisor before electing or attempting to exercise these rights.
Under the terms of applicable Georgia law, in the event of an action taken without a meeting and instead by written consent, such written consent shall not be valid unless the consenting shareholders have been furnished the same material that would have been required to be sent to shareholders in a notice of a meeting at which the proposed action would have been submitted to the shareholders for action, including notice of any applicable dissenters’ rights as provided in GBCC 14-2-1320. Or, the written consent contains an express waiver of the right to receive the material otherwise required to be furnished. If action is taken by less than all of the shareholders entitled to vote therein, all voting shareholders on the record date who did not participate in taking the action shall be given written notice of the action, in addition to the materials described in this paragraph, not more than ten days after the taking of the action without a meeting.
Unless otherwise fixed under GBCC section 14-2-703 or section 14-2-707, the record date for determining shareholders entitled to take action without a meeting shall be the date the first shareholder signs the consent. No written consent shall be effective unless within 60 days of the earliest date appearing on the consent delivered to Btab, evidence of written consents signed by shareholders sufficient to act by written consent are received by Btab. Such written consents may be revoked by a writing to that effect received by the Btab prior to the receipt by Btab of unrevoked written consents sufficient in number to take corporate action under GBCC.

Dissenters’ Rights
The following discussion is not a complete description of the law relating to dissenters’ rights available under Georgia law. This description is qualified in its entirety by the full text of Article 13 of the GBCC certain portions of which are reprinted as Annex H to this joint proxy statement/information statement/prospectus. If you desire to exercise your appraisal rights, you should review carefully the GBCC and are urged to consult a legal advisor before electing or attempting to exercise these rights.
Under the terms of applicable Georgia law, holders of Btab stock will be entitled to dissent from the Company Merger and to obtain payment in cash of the fair value of their shares of Btab stock. Set forth below is a summary of the procedure that must be followed by the holders of Btab stock in order to exercise their dissenters’ rights of appraisal. This summary is qualified in its entirety by reference to the text of the applicable Georgia statutes, certain portions of which of which is attached to this joint proxy statement/prospectus as Annex H. Any holder of record of Btab stock who objects to the Business Combination Proposal, and who fully complies with all of the provisions of Article 13 of the GBCC (but not otherwise) will be entitled to demand and receive payment for all of his or her shares of Btab stock if the Company Merger is consummated.
A shareholder of Btab who objects to the Btab merger proposal and desires to receive payment of the “fair value” of his or her Btab stock must not vote his or her shares in favor of the approval of the Btab merger proposal. A failure to vote against the Btab merger proposal will not constitute a waiver of dissenters’ rights. Dissenting shareholders must separately comply with the above condition.
If the Business Combination proposal is approved, Btab will mail, no later than ten (10) days after the effective date of the Company Merger, by certified mail to each shareholder who is entitled to assert dissenters’ rights, a written notice addressed to the shareholder at such address as the shareholder has furnished Btab in writing or, if none, at the shareholder’s address as it appears on the records of Btab. The dissenter’s notice will: (i) state where the dissenting shareholder must send a payment demand, and where and when the certificates for the dissenting shareholder’s shares, if any, are to be deposited; (ii) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received; (iii) set a date by which Pubco must receive the shareholder’s payment demand (which date may not be fewer than thirty (30) nor more than sixty (60) days after the date the dissenters’ notice is delivered); and (iv) be accompanied by a copy of Article 13 of the GBCC.
A shareholder sent a dissenters’ notice must demand payment and deposit his or her certificates in accordance with the terms of the notice. A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters’ notice, is not entitled to payment for his shares under Article 13 of the GBCC.
Within ten (10) days after the later of the effective date of the Company Merger, or the date on which Btab receives a payment demand, Btab will send a written offer to each shareholder who complied with the provisions set forth in the dissenters’ notice to pay each such shareholder an amount that Btab estimates to be the fair value of those shares, plus accrued interest. The offer of payment will be accompanied by: (i) Btab’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of making the offer, an income statement for that year, a statement of changes in shareholders’ equity for that year, and the latest available interim statements, if any; (ii) a statement of Btab’s estimate of the fair value of the shares; (iii) an explanation of how any interest was calculated; (iv) a statement of the dissenting shareholder’s right to demand payment of a different amount under Section 14-2-1327 of the GBCC; and (v) a copy of Article 13 of the GBCC.
A dissenting shareholder choosing to accept Btab’s offer of payment must do so by written notice to Btab within thirty (30) days after receipt of Btab’s offer of payment. A dissenting shareholder not responding to that offer within the thirty (30) day period will be deemed to have accepted the offer of payment. Btab must make payment to each shareholder who responds to the offer of payment within sixty (60) days after the making of the offer of payment, or the effective date of the Company Merger, whichever is later. Upon payment, the dissenting shareholder will cease to have any interest in his or her shares of Btab stock.
If a dissenting shareholder does not accept, within thirty (30) days after Btab’s offer, the estimate of fair value in payment for such shares and interest due thereon and demands payment of some other estimate of the fair value of the shares and interest due thereon, then Btab, within sixty (60) days after receiving the payment demand of a different amount from a dissenting shareholder, must commence a proceeding in superior court of the county where its main office is located to determine the rights of the dissenting shareholder and the fair value of his or her shares. If Btab does not commence the proceedings within the sixty (60) day period, then it must pay each dissenter whose demand remains unsettled the amount demanded by the dissenting shareholder.
In the event of a court proceeding, the court will determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court, but not including fees and expenses of attorneys and experts for the respective parties. The court will assess these costs against Btab, except that the court may assess these costs against all or some of the dissenters in amounts the court finds equitable to the extent the court finds the dissenters acted arbitrarily or not in good faith in demanding payment under the dissenters’ provisions. The court may also assess the fees and expenses of attorneys and experts for the respective parties in amounts the court finds equitable: (i) against Btab and in favor of any or all dissenters if the court finds Btab did not substantially comply with the dissenters’ provisions; or (ii) against Btab or a dissenter in favor of any other party if the court finds that the party against whom fees and expenses are assessed acted arbitrarily or not in good faith with respect to the rights provided by the dissenters’ provisions. If the court finds that the services of attorneys for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against Btab, the court may award these attorneys reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.
Btab shareholders should be aware that cash paid to dissenting shareholders in satisfaction of the fair value of their shares of Btab stock will result in the recognition of any gain or loss realized for U.S. federal income tax purposes.
Failure by a Btab shareholder to follow the steps required by the GBCC for perfecting dissenters’ rights may result in the loss of such rights. In view of the complexity of these provisions and the requirement that they be strictly complied with, if you hold shares of Btab stock and are considering dissenting from the approval of the Btab merger proposal and exercising your dissenters’ rights under the GBCC, you should consult your legal advisors.

FUTURE SHAREHOLDER PROPOSALS AND NOMINATIONS
For any proposal to be considered for inclusion in Pubco’s proxy statement and form of proxy for submission to the stockholders at Pubco’s 2026 annual meeting of shareholders, assuming consummation of the Business Combination, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Bylaws. Since the 2026 annual meeting would be Pubco’s first annual meeting of stockholders, such proposals must be received by Pubco at its offices at 1441 Broadway FL 6 New York, NY 10018, a reasonable time before Pubco begins to print and mail the 2026 annual meeting proxy materials in order to be considered for inclusion in Pubco’s proxy materials for the 2026 annual meeting.
HOUSEHOLDING INFORMATION
Unless IWAC has received contrary instructions, IWAC may send a single copy of this joint proxy statement/information statement/prospectus to any household at which two or more shareholders reside if IWAC believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce IWAC’s expenses. However, if shareholders prefer to receive multiple sets of IWAC’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of IWAC’s disclosure documents, the shareholders should follow these instructions:
If the Class A ordinary shares are registered in the name of the shareholder, the shareholder should contact IWAC’s offices at Integrated Wellness Acquisition Corp, 1441 Broadway FL. 6, New York, NY, 10018. If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.
TRANSFER AGENT AND REGISTRAR
The transfer agent for IWAC’s securities is Continental Transfer & Trust Company.
SUBMISSION OF SHAREHOLDER PROPOSALS
The IWAC Board is aware of no other matters that may be brought before the Extraordinary General Meeting.
FUTURE PROPOSALS
For any proposal to be considered for inclusion in IWAC’s proxy statement and form of proxy for submission to the stockholders at Pubco’s 2025 annual meeting of stockholders, assuming consummation of the Business Combination, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Proposed Bylaws. Since the 2025 annual meeting would be Pubco’s first annual meeting of stockholders, such proposals must be received by Pubco at its offices at 1441 Broadway FL 6 New York, NY 10018, timely (as described in the paragraph below and the Proposed Bylaws appended as Annex E) before Pubco begins to print and mail the 2025 annual meeting proxy materials in order to be considered for inclusion in Pubco’s proxy materials for the 2025 annual meeting.
In addition, if the Business Combination is consummated, the Proposed Bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. To be timely, a stockholder’s notice must be delivered to Pubco at 1441 Broadway FL 6 New York, NY 10018 (917) 397-7625, not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders. Nominations and proposals also must satisfy other requirements set forth in the Proposed Bylaws. Pubco’s board of directors may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

LEGAL MATTERS
Ellenoff Grossman & Schole LLP has passed upon the validity of the common stock of Pubco and the warrants of Pubco offered by this joint proxy statement/information statement/prospectus and certain other legal matters related to this joint proxy statement/information statement/prospectus. Ellenoff Grossman & Schole LLP, as tax counsel for IWAC, has passed upon certain U.S. federal income tax consequences of the Business Combination for IWAC.
EXPERTS
The consolidated financial statements of Integrated Wellness Acquisition Corp as of December 31, 2024 and 2023 and for each of the years then ended included in this joint proxy statement/information statement/prospectus and in the Registration Statement have been so included in reliance on the report of BDO USA, P.C., and independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The report on the consolidated financial statements contains an explanatory paragraphs regarding the Company’s ability to continue as a going concern.
The consolidated balance sheets of Btab Ecommerce Group, Inc., as of December 31, 2024 and December 31, 2023 and the related consolidated statements of operations, comprehensive (loss) income, changes in stockholders’ deficit and cash flows for each of the years then ended have been audited by Kreit & Chiu CPA LLP, an independent registered public accounting firm. The financial statements notes contain a paragraph describing conditions which raise substantial doubt about the Company’s ability to continue as a going concern and a paragraph describing the adoption of new accounting pronouncements.
The balance sheet of IWAC Holding Company Inc., as of December 31, 2024 and the related statement of operations, comprehensive (loss) income, changes in stockholders’ deficit and cash flows for the period from August 8, 2024 (inception) to December 31, 2024 have been audited by Kreit & Chiu CPA LLP, an independent registered public accounting firm. The financial statements notes contain a paragraph describing conditions which raise substantial doubt about the Company’s ability to continue as a going concern and a paragraph describing the adoption of new accounting pronouncements. The financial statements as of and for the six months ended June 30, 2025 were not reviewed by Kreit & Chiu CPA LLP.
WHERE YOU CAN FIND MORE INFORMATION
IWAC has filed a registration statement on Form S-4 to register the issuance of securities described elsewhere in this joint proxy statement/information statement/prospectus. This joint proxy statement/information statement/prospectus is a part of that registration statement. This joint proxy statement/information statement/prospectus does not contain all of the information included in the registration statement. For further information pertaining to IWAC and its securities, you should refer to the registration statement and to its exhibits. Whenever reference is made in this joint proxy statement/information statement/prospectus to any of IWAC’s contracts, agreements or other documents, the references are not necessarily complete, and you should refer to the annexes to the joint proxy statement/information statement/prospectus and the exhibits attached to the registration statement for copies of the actual contract, agreement or other document.
IWAC files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including the registration statement, over the Internet at the SEC’s website at www.sec.gov.
If you would like additional copies of this joint proxy statement/information statement/ prospectus or any document incorporated by reference herein, or if you have questions about the Business Combination, you should contact via phone or in writing:
1441 Broadway FL 6
New York, NY 10018 (917) 397-7625

If you are a shareholder of IWAC and would like to request documents, please do so no later than five business days before the Extraordinary General Meeting in order to receive them before the Extraordinary General Meeting.
If you request available documents from IWAC, IWAC will mail them to you by first class mail, or another equally prompt means. Information and statements contained in this joint proxy statement/information statement/prospectus or any annex to this joint proxy statement/information statement/prospectus are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to the registration statement of which this joint proxy statement/ information statement/prospectus forms a part, which includes exhibits incorporated by reference from other filings made with the SEC and attached to the joint proxy statement/information statement/prospectus which forms a part of this registration statement.
All information contained in this joint proxy statement/information statement/prospectus relating to IWAC has been supplied by IWAC, and all such information relating to Btab has been supplied by Btab. Information provided by one another does not constitute any representation, estimate or projection of the other.

IWAC HOLDING COMPANY INC.
INDEX TO FINANCIAL STATEMENTS
IWAC Holding Company Inc. did not engage in any business transactions, incur expenses, generate revenue, or undertake any financing or investing activities during the period from January 1, 2025 through June 30, 2025. Accordingly, while there was no activity during this period, unaudited statements of operations, cash flows, balance sheet, and stockholders’ equity as of and for the six months ended June 30, 2025 have been presented solely for illustrative and comparative purposes. These statements are clearly labeled as unaudited, as they have not been audited or reviewed in accordance with PCAOB standards. They are included to provide transparency regarding the absence of activity and to maintain consistency with the presentation of the other entities included in this joint proxy statement/information statement/prospectus. As there have been no transactions or changes during this period, the accompanying footnotes remain unchanged from those originally prepared in conjunction with the audit of the financial statements for the period from August 8, 2024 (inception) through December 31, 2024.
IWAC Holding Company Inc. has evaluated subsequent events through September 18, 2025, the date the financial statements were available to be issued, and has determined that there were no events that required disclosure or adjustment in the financial statements.
Report of Independent Registered Public Accounting Firm	F-2
Financial Statements:
Balance Sheets as of June 30, 2025 (unaudited) and December 31, 2024	F-3
Statements of Operations for the six months ended June 30, 2025 (unaudited) and the period from August 8, 2024 (Inception) through December 31, 2024	F-4
Statements of Changes in Shareholders’ Deficit for the period from August 8, 2024 (Inception) through December 31, 2024 and for the six months ended June 30, 2025 (unaudited)	F-5
Statements of Cash Flows as of June 30, 2025 (unaudited) and December 31, 2024	F-6
Notes to Financial Statements	F-7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board of Director and Shareholder
IWAC Holding Company Inc.
Opinion on the Financial Statements
We have audited the accompanying balance sheet of IWAC Holding Company Inc. (the “Company”) as of December 31, 2024, the related statement of operations, changes in shareholders’ deficit, and cash flows for the period from August 8, 2024 (inception) through December 31, 2024 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of IWAC Holding Company Inc. as of December 31, 2024, and the results of its operations and its cash flows for the period from August 8, 2024 (inception) through December 31, 2024, in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
Going Concern
The Company’s financial statements have been prepared on a going concern basis, which contemplates the realization of assets and liquidation of liabilities during the normal course of operations. The Company incurred net losses of US$32,021 for the period from August 8, 2024 (inception) through December 31, 2024, with a working capital deficit of US$31,921 as of December 31, 2024. The Company’s operating results for future periods are subject to numerous uncertainties and it is uncertain if the Company will be able to reduce or eliminate its net losses for the foreseeable future. Accordingly, the Company may not be able to obtain additional financing. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Basis for Opinion
These financial statements are the responsibility of the entity’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company. in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provide a reasonable basis for our opinion.
/s/ Kreit & Chiu CPA LLP
We have served as the Company’s auditor since 2024.
Los Angeles, California
May 14, 2025

IWAC Holding Company Inc.
Balance Sheets
(Expressed in US Dollars except for share and per share data, or otherwise noted)
	As of June 30, 2025	As of December 31, 2024
	(unaudited)
Current Assets
Cash	$1	$1
Subscription receivable – due from related party	$99	$99
Total Currents Assets	$100	$100
Non-Current Assets
Investment in IWAC Company Merger Sub Inc.	$100	$100
Investment in IWAC Purchaser Merger Sub II Inc.	$100	$100
Total Non-Current Assets	$200	$200
Total Assets	$300	$300
Liabilities and Shareholders’ Deficit
Current Liabilities
Due to related party	$32,021	$32,021
Total Liabilities	$32,021	$32,021
Shareholders’ Deficit
Shares of common stock – $0.001 par value per share, 1,000 shares authorized, 1,000 shares issued and outstanding as of June 30, 2025 and December 31, 2024	$1	$1
Additional paid-in capital	$299	$299
Accumulated deficit	$(32,021)	$(32,021)
Total Shareholders’ Deficit	$(31,721)	$(31,721)
Total Liabilities and Shareholders’ Deficit	$300	$300

IWAC Holding Company Inc.
Statements of Operations
(Expressed in US Dollars except for share and per share data, or otherwise noted)
	For the Six Months Ended June 30, 2025	For the period from August 8, 2024 (Inception) through December 31, 2024
	(unaudited)
Operating Expenses
General and administrative expense	$—	$32,021
Total operating expenses	$—	$32,021
Net Loss	$—	$(32,021)
Weighted average number of share outstanding, basic and diluted	1,000	1,000
Basic and diluted net loss per common stock	—	(32.02)

IWAC Holding Company Inc.
Statements of Changes in Shareholders’ Deficit
(Expressed in US Dollars except for share and per share data, or otherwise noted)
	Common Stock		Additional Paid In Capital	Accumulated Deficit	Total shareholder’s deficit
	Shares	Amount at $0.001 Par
Balance as of August 8, 2024 (inception)	—	$—	$—	$—	$—
Issuance or common stock	1,000	1	99	—	100
Equity contributions in-kind	—	—	200	—	200
Net loss	—	—	—	(32,021)	(32,021)
Balance as of December 31, 2024	1,000	$1	$299	$(32,021)	$(31,721)
	Common Stock		Additional Paid In Capital	Accumulated Deficit	Total shareholder’s deficit
	Shares	Amount at $0.001 Par
Balance as of January 1, 2025	1,000	$1	$299	$(32,021)	$(31,721)
Net loss	—	—	—	—	—
Balance as of June 30, 2025 (unaudited)	1,000	$1	$299	$(32,021)	$(31,721)

IWAC Holding Company Inc.
Statements of Cash Flow
(Expressed in US Dollars except for share and per share data, or otherwise noted)
	For the Six Months Ended June 30, 2025 (unaudited)	For the period from August 8, 2024 (Inception) through December 31, 2024
Cash flows from operating activities
Net Loss	$—	$(32,021)
Increase (decrease) in liabilities:
Due to related party	—	32,021
Net cash used in operating activities	$—	$—
Net cash provided by investing activities	$—	$—
Cash flows from financing activities
Equity contributions	—	1
Net cash provided by financing activities	$—	$1
Net change in cash		1
Cash, beginning of period	1	—
Cash, end of period	$1	$1
Supplemental disclosure of non-cash investing and financing activities:
Non cash investment in subsidiaries	$—	$200
Non-cash Subscription receivable – due from related party	$—	$99

IWAC Holding Company, Inc.
NOTES TO FINANCIAL STATEMENTS
(In U.S. dollars, except for share and per share data, or otherwise noted)
1.
Description of Organization and Business Operations

IWAC Holding Company Inc. (the “Company”) was incorporated under the laws of the Delaware on August 8, 2024, and is a wholly owned subsidiary of Integrated Wellness Acquisition Corp., a Cayman Islands exempted company (“IWAC, “WEL”). The Company and its wholly owned subsidiaries, IWAC Company Merger Sub, Inc, a Georgia corporation (“Company Merger Sub”), and IWAC Purchaser Merger Sub II, Inc., a Delaware corporation (“Purchaser Merger Sub”), were formed for the purpose of effecting mergers with each of IWAC and Btab Ecommerce Group, Inc. (“Btab”), through a series of transactions (the “Business Combination”), pursuant to that certain Amended and Restated Business Combination Agreement, dated August 26, 2024, by and among the Company, Btab, Company Merger Sub, Purchaser Merger Sub and the other party thereto. Upon Consummation of the Business Combination, WEL and Btab will each be the surviving entity in its respective merger and each will become a wholly owned subsidiary of the Company, with the Company becoming a publicly listed company whose shares shall be traded on Nasdaq.
Integrated Wellness Acquisition Corp. (“IWAC”, “WEL”) is a blank check company incorporated as a Cayman Islands exempted company on July 7, 2021 for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses. IWAC formed IWAC Holding Company Inc. (the “Company”) as its wholly owned subsidiary (100%), and the Company formed each of Purchaser Merger Sub and Company Merger Sub as its wholly owned subsidiaries (100%). IWAC directly owns 100% of the equity interests of the Company, and in turn, The Company owns 100% of the equity interests of each of Purchaser Merger Sub and Company Merger Sub. Upon Consummation of the Business Combination, WEL and Btab will each be the surviving entity in its respective merger and each will become a wholly owned subsidiary of the Company, with the Company becoming a publicly listed company whose shares shall be traded on Nasdaq.
2.
Going concern

The Company’s financial statements have been prepared on a going concern basis, which contemplates the realization of assets and liquidation of liabilities during the normal course of operations. The Company incurred net losses of $32,021for the period from August 8, 2024 (inception) through December 31, 2024, with a working capital deficit of $31,921 as of December 31, 2024. The Company’s operating results for future periods are subject to numerous uncertainties and it is uncertain if the Company will be able to reduce or eliminate its net losses for the foreseeable future. Accordingly, the Company may not be able to obtain additional financing. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Management plans to address this uncertainty through a Business Combination as discussed in Note 1. The Company’s financial statements do not give effect to any adjustments relating to the carrying values and classification of assets and liabilities that would be necessary should the Company be unable to continue as a going concern.
3.
Summary of significant accounting policies

(a)
Basis of presentation

The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) to reflect the financial position, results of operations and cash flows of the Company. Significant accounting policies followed by the Company in the preparation of the accompanying financial statements are summarized below.
(b)
Use of estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, related disclosures of contingent assets and liabilities at the balance sheet date, and the reported revenues and expenses during the reported periods in the financial statements and accompanying notes. Changes in facts and circumstances may result in revised estimates. Actual results could differ from those estimates, and as such, differences may be material to the financial statements.
(c)
Fair value measurement

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.
(d)
Recent accounting pronouncements

From time to time, new accounting pronouncements are issued by the FASB and are early adopted by the Company or adopted as of the specified effective date. There were no recent accounting pronouncements that impacted the Company or are expected to have a significant effect on its financial statements.
(e)
Cash flow reporting

We follow ASC 230, Statements of Cash Flows, for cash flows reporting, classifies cash receipts and payments according to whether they stem from operating, investing, or financing activities and provides definitions of each category. The cash flow statement prepared using the indirect method under ASC 230 starts with net income and adjusts for non-cash items, changes in working capital, and other non-operating cash flows to reconcile net income to net cash provided by operating activities, alongside separate reporting of investing and financing cash flows.
(f)
Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance for deferred income tax assets is recorded when it is more likely than not that some portion or all of the deferred income tax assets will not be realized. The Company’s policy is to classify interest and penalties related to income taxes as income tax expense in the statements of operations.
ASC 740-10 clarifies the accounting for uncertainty in income taxes recognized in an entity’s financial statements and prescribes a recognition threshold and measurement attributes for financial statement disclosure of tax positions taken or expected to be taken on a tax return. Under ASC 740-10, the impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Additionally, ASC 740-10 provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. As a result of the implementation of ASC 740-10 and currently, the Company does not have a liability for unrecognized income tax benefits or any uncertain income tax positions.
(g)
Segment Information

ASC Topic 280, “Segment Reporting,” establishes standards for companies to report in their financial statements information about operating segments, products, services, geographic areas, and major customers. Operating segments are defined as components of an enterprise that engage in business activities from which it may recognize revenues and incur expenses, and for which separate financial information is available that is regularly evaluated by the Company’s chief operating decision maker, or group, in deciding how to allocate resources and assess performance.

The Company’s CODM has been identified as the Chief Financial Officer, who reviews the assets, operating results, and financial metrics for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that there is only one operating segment.
The CODM assesses performance for the single operating segment and decides how to allocate resources based on net income or loss that is reported on the statements of operations. The CODM uses net income or loss to manage the business and ensure sufficient capital is available to complete a business combination within the required period. The CODM also reviews significant expenses, consistent with those reported in the statements of operations, to ensure alignment with contractual agreements and budget expectations. Segment assets are reported as total assets on the balance sheets. All components included in net income or loss are described within their respective disclosures in the financial statements.
As at December 31, 2024 the Company does not have a reportable segment.
4.
Net Loss Per Share

Basic net loss per share is computed by dividing net loss by the weighted-average number of common shares outstanding during the period. Diluted net loss per share is based on the weighted-average common shares outstanding during the period plus dilutive potential common shares calculated using the treasury stock method. Such potentially dilutive shares are excluded when the effect would be to reduce a net loss per share. For purposes of basic and diluted per share computations, loss from continuing operations and net loss are reduced by the down round adjustments for convertible preferred stock and warrants.
There are no potential dilutive shares as of December 31, 2024.
The following table sets forth the computation of basic and diluted net income per share:
Year Ended December 31 2024
Net loss attributable to the common stockholders	32,021
Basic weighted average outstanding shares of common stock	1,000
Loss per Share:
Basic and diluted	(32.02)

5.
Income Taxes

At December 31, 2024, net operating loss carry forwards for Federal and state income tax purposes totaling approximately $6,724 available to reduce future income which under the Tax Cuts and Jobs Act of 2018, allows for an indefinite carryforward period, with carryforwards limited to 80% of each subsequent year’s net income. There is no income tax affect due to the recognition of a full valuation allowance on the expected tax benefits of future loss carry forwards based on uncertainty surrounding realization of such assets.
A reconciliation of the statutory income tax rates and the effective tax rate is as follows:
Year Ended December 31, 2024
Statutory U.S. federal rate	21.0%
State income tax, net of federal benefit	7.0%
Permanent differences	—
Valuation allowance	(28.0)%
Provision for income taxes	0.0%

6.
Formation costs and other costs

For the period from August 8, 2024 (inception) through December 31, 2024, the Company’s sole shareholder, IWAC, incurred formation costs and other cost like audit fees on behalf of the Company. Payment for these costs have not been made as of the date hereof but have been accrued under due to related party.

7.
Common stock

The number of authorized shares of common stock of the Company is 1,000 shares, each with a par value of $0.001. As of December 31, 2024 the Company had 1,000 shares of common stock issued and outstanding.
8.
Related party

In August, IWAC and the Company, entered into subscription agreements involving the acquisition of shares in affiliated entities. Specifically, IWAC subscribed to 1,000 shares of the Company, while the Company subsequently subscribed to 1,000 shares each of Company Merger Sub and Purchaser Merger Sub. Each transaction involved a subscription price of $100 and was conducted in accordance with relevant corporate laws, including the Delaware General Corporation Law and the Georgia Business Corporation Act. Given the shared ownership and management among these entities, these transactions are classified as related party transactions, and each was approved per the bylaws of the corporations involved. This transaction resulted in a related party receivable of $99. The total due to related party as on December 31, 2024 is $32,021 which includes formation cost and other cost like audit fees.
9.
Investments

The Company owns 1,000 shares of common stock, par value $.001 per share, of each of its wholly owned subsidiaries Company Merger Sub and Purchaser Merger Sub, representing all of the issued and outstanding shares of both companies. The Company acquired the shares for a subscription price of $100 each, which can be paid for or contributed in any manner permitted in the respective bylaws.
10.
Commitments and contingencies

From time to time, various lawsuits and legal proceedings may arise in the ordinary course of business. However, litigation is subject to inherent uncertainties and an adverse result in these or other matters may arise from time to time that may harm our business. We are currently not aware of any legal proceedings or claims that it believes will have a material adverse effect on its business, financial condition or operating results.
11.
Subsequent events

The Company has evaluated subsequent events through September 18, 2025, the date of issuance of the financial statements, and has not identified any other subsequent events with material financial impact on the Company’s financial statements.

INTEGRATED WELLNESS ACQUISITION CORP

INTEGRATED WELLNESS ACQUISITION CORP
CONDENSED CONSOLIDATED BALANCE SHEETS
	June 30, 2025 (unaudited)	December 31, 2024
ASSETS
Current assets
Cash	$4,030	$5,141
Due from related party	2,400	1,341
Total Current Assets	6,430	6,482
Non-current assets:
Restricted Cash and Cash held in Trust Account	14,765,219	14,215,318
Total Non-current Assets	14,765,219	14,215,318
TOTAL ASSETS	$14,771,649	$14,221,800
LIABILITIES, CLASS A ORDINARY SHARES SUBJECT TO POSSIBLE REDEMPTION AND SHAREHOLDERS’ DEFICIT
Current liabilities
Accrued expenses	$2,268,760	$1,943,887
Accounts payable	424,473	416,320
Due to related party	233,229	233,229
Promissory note – Suntone	3,407,063	2,933,387
Promissory note – related party	1,790,000	1,790,000
Total Current Liabilities	8,123,525	7,316,823
Non-current liabilities:
Deferred underwriter’s fee payable	4,025,000	4,025,000
Total Noncurrent Liabilities	4,025,000	4,025,000
Total Liabilities	12,148,525	11,341,823
Commitments and Contingencies (Note 5)
Class A ordinary shares subject to possible redemption, $0.0001 par value; 1,185,481 shares issued and outstanding at redemption value	14,765,219	14,215,318
Shareholders’ Deficit
Preference shares, $0.0001 par value, 1,000,000 shares authorized; none issued and outstanding	—	—
Class A ordinary shares subject to possible redemption, $0.0001 par value; 479,000,000 shares authorized; no shares issued and outstanding (excluding 1,185,481 shares subject to possible redemption)	—	—
Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 2,875,000 shares issued and outstanding	288	288
Additional paid-in capital	—	—
Accumulated deficit	(12,142,383)	(11,335,628)
Total Shareholders’ Deficit	(12,142,095)	(11,335,340)
TOTAL LIABILITIES, CLASS A ORDINARY SHARES SUBJECT TO POSSIBLE REDEMPTION AND SHAREHOLDERS’ DEFICIT	$14,771,649	$14,221,800
The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

INTEGRATED WELLNESS ACQUISITION CORP
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Formation and operating costs	$21,192	$27,502	$212,929	$73,970
Accounting and legal expenses	63,590	498,364	222,653	683,871
Listing fees	—	21,250	—	42,500
Insurance expense	25,562	24,988	50,440	43,850
Advertising and marketing	—	—	—	18,369
Administrative expenses – related party	30,000	30,000	60,000	300,000
Administrative expenses	—	—	—	158
Total operating expenses	140,344	602,104	546,022	1,162,718
Loss from operations	(140,344)	(602,104)	(546,022)	(1,162,718)
Other income:
Interest earned on cash held in Trust Account	115,991	523,726	229,168	1,047,210
Total other income	115,991	523,726	229,168	1,047,210
Net loss	$(24,353)	$(78,378)	$(316,854)	$(115,508)
Basic and diluted weighted average shares outstanding of redeemable Class A ordinary shares	1,185,481	4,255,117	1,185,481	4,255,117
Basic and diluted net income per share, redeemable Class A ordinary shares	$0.16	$0.07	$0.25	$0.17
Basic and diluted weighted average shares outstanding of non-redeemable Class B ordinary shares	2,875,000	2,875,000	2,875,000	2,875,000
Basic and diluted net loss per share, non-redeemable Class B ordinary shares	$(0.07)	$(0.14)	$(0.21)	$(0.29)
The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

INTEGRATED WELLNESS ACQUISITION CORP
CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN CLASS A ORDINARY SHARES SUBJECT TO
POSSIBLE REDEMPTION AND SHAREHOLDERS’ DEFICIT (UNAUDITED)
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2025 AND 2024
					Additional Paid-in Capital	Accumulated Deficit	Total Shareholders’ Deficit
	Class A Ordinary Shares Subject to Possible Redemption		Class B Ordinary Shares
	Shares	Amount	Shares	Amount
Balance – January 1, 2025	1,185,481	$14,215,318	2,875,000	$288	$—	$(11,335,628)	$(11,335,340)
Sponsor waiver of administrative services fee	—	—	—	—	30,000	—	30,000
Accretion of Class A ordinary shares to redemption amount	—	273,217	—	—	(30,000)	(243,217)	(273,217)
Net loss	—	—	—	—	—	(292,501)	(292,501)
Balance – March 31, 2025	1,185,481	$14,488,535	2,875,000	$288	$—	$(11,871,346)	$(11,871,058)
Sponsor waiver of administrative services fee	—	—	—	—	30,000	—	30,000
Accretion of Class A ordinary shares to redemption amount	—	276,684	—	—	(30,000)	(246,684)	(276,684)
Net loss	—	—	—	—	—	(24,353)	(24,353)
Balance – June 30, 2025	1,185,481	$14,765,219	2,875,000	$288	$—	$(12,142,383)	$(12,142,095)
					Additional Paid-in Capital	Accumulated Deficit	Total Shareholders’ Deficit
	Class A Ordinary Shares Subject to Possible Redemption		Class B Ordinary Shares
	Shares	Amount	Shares	Amount
Balance – January 1, 2024	4,255,117	$47,466,611	2,875,000	$288	$—	$(8,125,628)	$(8,125,340)
Sponsor waiver of administrative services fee	—	—	—	—	270,000	—	270,000
Accretion of Class A ordinary shares to redemption amount	—	1,023,484	—	—	(270,000)	(753,484)	(1,023,484)
Net loss	—	—	—	—	—	(37,130)	(37,130)
Balance – March 31, 2024	4,255,117	$48,490,095	2,875,000	$288	$—	$(8,916,242)	$(8,915,954)
Sponsor waiver of administrative services fee	—	—	—	—	30,000	—	30,000
Accretion of Class A ordinary shares to redemption amount	—	898,727	—	—	(30,000)	(868,727)	(898,727)
Net loss	—	—	—	—	—	(78,378)	(78,378)
Balance – June 30, 2024	4,255,117	$49,388,822	2,875,000	$288	$—	$(9,863,347)	$(9,863,059)
The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

INTEGRATED WELLNESS ACQUISITION CORP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
	Six Months Ended June 30,
	2025	2024
Cash Flows from Operating Activities:
Net loss	$(316,854)	$(115,508)
Adjustments to reconcile net loss to net cash provided by operating activities:
Sponsor waiver of administrative services fee	60,000	300,000
Changes in operating assets and liabilities:
Prepaid expenses	—	(99,457)
Accounts payable and accrued expenses	333,027	570,994
Due from related party	(1,059)	(965)
Net cash provided by operating activities	75,114	655,064
Cash Flows from Financing Activities:
Payments made by Suntone under promissory note – Suntone	473,676	1,265,097
Net cash provided by financing activities	473,676	1,265,097
Net Change in Restricted Cash and Cash held in Trust Account	548,790	1,920,161
Restricted cash and cash held in Trust Account – Beginning	14,220,459	47,474,178
Restricted cash and cash held in Trust Account – Ending	$14,769,249	$49,394,339
Non-Cash Investing and Financing Activities:
Accretion of Class A ordinary shares subject to possible redemption	$549,901	$1,922,211
Transfer of Due to Suntone amounts to Promissory Note – Suntone	—	$1,533,284
The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

INTEGRATED WELLNESS ACQUISITION CORP
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1 — ORGANIZATION AND BUSINESS OPERATIONS
Organization and General
Integrated Wellness Acquisition Corp (the “Company” or “IWAC”) is a blank check company incorporated in the Cayman Islands as an exempted company on July 7, 2021. The Company was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (“Business Combination”). The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). IWAC Holding Company Inc., a Delaware corporation, a wholly-owned subsidiary of the Company (“Pubco”) was incorporated on August 8, 2024. IWAC Purchaser Merger Sub II Inc., a Delaware corporation and wholly owned subsidiary of Pubco (“Purchaser Merger Sub”) was incorporated on August 9, 2024. IWAC Company Merger Sub Inc., a Georgia corporation and a wholly-owned subsidiary of Pubco (“Company Merger Sub”) was incorporated on August 12, 2024, 2024. IWAC Holdings Inc. and its subsidiary IWAC Purchaser Merger Sub Inc., incorporated on January 19, 2023, are Delaware corporations and wholly-owned subsidiaries of the Company that are dormant since the termination of the proposed business combination with Refreshing USA, LLC on September 26, 2023. IWAC Georgia Merger Sub, Inc., a Georgia corporation and a wholly owned subsidiary of IWAC that was incorporated on May 17, 2024, has been dormant since the parties entered into the Btab Business Combination Agreement on August 26, 2024.
Sponsor and Initial Financing
As of June 30, 2025, the Company had not commenced any operations. All activity for the period from July 7, 2021 (inception) through June 30, 2025 relates to the Company’s formation, the initial public offering (the “Initial Public Offering” or “IPO”), which is described below, and identifying and negotiating with a target for a Business Combination. The Company generates non-operating income in the form of earnings and interest on marketable securities and cash held in the Trust Account (as defined below) from the proceeds derived from the Initial Public Offering. The Company has selected December 31 as its fiscal year end.
The registration statement for the Company’s IPO was declared effective on December 8, 2021. On December 13, 2021, the Company consummated the IPO of 11,500,000 units (the “Units” and, with respect to the Class A ordinary shares included in the Units sold, the “Public Shares”), which includes the exercise by the underwriter of its over-allotment option in the amount of 1,500,000 Units, at $10.00 per Unit, generating gross proceeds of $115,000,000. Each Unit consists of one Public Share and one-half of one warrant (“Public Warrants”). Each whole Public Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment (see Note 4).
Simultaneously with the closing of the IPO, the Company consummated the sale of 6,850,000 warrants (each, a “Private Placement Warrant” and, collectively, the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant in a private placement to IWH Sponsor LP (the “Prior Sponsor”), generating proceeds of $6,850,000.
Transaction costs of the IPO amounted to $6,822,078, consisting of $2,300,000 of underwriting discount, $4,025,000 of deferred underwriting discount, and $497,078 of offering costs. Of these amounts, $302,696 was allocated to the Public Warrants and charged against additional paid-in capital and $6,519,382 were allocated to Class A ordinary shares subject to possible redemption reducing the initial carrying amount of such shares.
Sponsor Handover
On November 8, 2023, IWAC entered into a purchase agreement (the “Purchase Agreement”) with the Prior Sponsor, and Sriram Associates, LLC (“Sriram”), pursuant to which, the Prior Sponsor agreed to transfer to Sriram or its designees (i) 2,012,500 of IWAC’s Class B ordinary shares and (ii) 4,795,000 of the

IWAC Private Warrants for a total purchase price of one dollar (the “Transfer”). In addition to the one dollar purchase price, Sriram agreed to assume all obligations of IWAC, including but not limited to (i) the costs and expenses associated with the monthly extension approved by the SPAC shareholders at the June 2023 Meeting; and (ii) the costs and expenses for IWAC to take all actions necessary to file a proxy statement and hold a shareholders meeting prior to December 13, 2023 in order to extend the term of IWAC to the date which is up to 36 months following the consummation of its IPO. In connection with the Transfer, new persons were to be appointed officers and directors of IWAC and IWAC agreed to take such actions necessary to effectuate such changes (the “Management Change”). The Transfer, the Management Change and the other transactions contemplated by the Purchase Agreement are hereinafter referred to as the “Sponsor Handover.” In connection with the Sponsor Handover, Sriram agreed to assume (i) certain vendor payables currently outstanding by IWAC; (ii) the costs and expenses associated with the monthly extensions of IWAC until December 13, 2023 including monthly payments of $160,000; (iii) the costs and expenses for IWAC to take all actions necessary to file a proxy statement and hold a shareholders meeting prior to December 13, 2023 in order to extend IWAC’s term until December 13, 2024 structured in such manner as requested by Sriram. Sriram also agreed to (i) cause IWAC to satisfy all of its public company reporting requirements; (ii) to pay the D&O insurance premiums to extend IWAC’s existing D&O insurance policy; and (iii) to pay all outstanding legal fees owed by IWAC at or before a business combination.
As of June 30, 2025, a designee and affiliate of Sriram has paid $3,407,063 for the Company’s outstanding obligations and deposits into the Trust Account, which are recorded as a liability on the consolidated balance sheets.
On February 1, 2024, the Sponsor Handover was consummated (the “Closing”). Suntone Investment Pty Ltd (“Suntone”), a designee and affiliate of Sriram, acquired the securities in the Transfer and has subsequently served as the Sponsor of the Company. In connection with the Closing, the parties agreed to the changes to the Company’s management team and board of directors.
The Trust Account
Following the closing of the IPO on December 13, 2021, an amount of $117,300,000 ($10.20 per Unit) from the net proceeds of the sale of the Units in the IPO and the sale of the Private Placement Warrants was placed in a trust account (the “Trust Account”). The funds in the Trust Account were invested only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company is not permitted to withdraw any of the principal or interest held in the Trust Account except for the withdrawal of interest to pay taxes, if any. The funds held in the Trust Account will not otherwise be released from the Trust Account until the earlier of: (i) the Company’s completion of a Business Combination and (ii) the distribution of the funds held in the Trust Account, as described below.
Business Combination
The Company’s management has broad discretion with respect to the specific application of the net proceeds of the IPO, although substantially all of the net proceeds from the Initial Public Offering are intended to be generally applied toward consummating a Business Combination with (or acquisition of) a Target Business. As used herein, “Target Business” means one or more operating businesses that together have an aggregate fair market value equal to at least 80% of the value of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the interest earned on the Trust Account) at the time of the signing of a definitive agreement in connection with a Business Combination. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination.
The Company will provide its public shareholders with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination, either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The public shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account, calculated as of two business days prior to the completion of a Business Combination, including any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations. The per-share amount to be distributed to the public shareholders who redeem their shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriter (as discussed in Note 5). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants. As a result, Class A ordinary shares are recorded at their redemption amount and classified as temporary equity, in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, “Distinguishing Liabilities from Equity” (“ASC 480”).
The Company will only proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 either prior to or upon such consummation of a Business Combination and, if the Company seeks shareholder approval, a majority of the shares voted are voted in favor of the Business Combination. If a shareholder vote is not required by applicable law or stock exchange rules and the Company does not decide to hold a shareholder vote for business or other reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association (the “Amended and Restated Memorandum and Articles of Association”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, shareholder approval of the transaction is required by applicable law or stock exchange rules, or the Company decides to obtain shareholder approval for business or other reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks shareholder approval in connection with a Business Combination, the Sponsor has agreed to vote its Founder Shares (as defined in Note 4), and any Public Shares purchased during or after the IPO in favor of approving a Business Combination. Additionally, each public shareholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction or do not vote at all.
Notwithstanding the above, if the Company seeks shareholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Amended and Restated Memorandum and Articles of Association provides that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the Public Shares, without the prior consent of the Company.
The Amended and Restated Memorandum and Articles of Association of the Company provides that only Public Shares and not any Founder Shares are entitled to redemption rights. In addition, the Sponsor has agreed (a) to waive its redemption rights with respect to its Founder Shares and Public Shares held by it in connection with the completion of a Business Combination and (b) not to propose an amendment to the Amended and Restated Memorandum and Articles of Association (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial Business Combination or to redeem 100% of its Public Shares if the Company does not complete a Business Combination or (ii) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity, unless the Company provides the public shareholders with the opportunity to redeem their Public Shares in conjunction with any such amendment.
The Company originally had until 18 months from the closing of the IPO to complete a Business Combination (or up to 21 months from the closing of the IPO if the Company extended the time to complete a Business Combination by the sponsor depositing into the Trust Account for each three-month extension $1,150,000 ($0.10 per share)), up to an aggregate of $2,300,000, or $0.20 per unit, on or prior to the date of the applicable deadline. On March 14, 2023, the Prior Sponsor deposited an aggregate of $1,150,000 (representing $0.10 per public share) into the Trust Account for its public shareholders. The deposit enabled the Company to extend the date by which the Company has to complete a Business Combination from March 13, 2023 to June 13, 2023 (the “Initial Extension”). The Initial Extension was the first of two three-month automatic extensions permitted under the Company’s governing documents and provides the Company with additional time to complete a Business Combination. On June 2, 2023, the Company’s shareholders voted to extend the date by which the Company has to consummate an initial business combination from June 13, 2023 to December 13, 2023 (or such earlier date as determined by the Company’s board of directors (the “Board”) in its sole discretion) (the “Second Extension”).

On June 2, 2023, the Company held an extraordinary general meeting of shareholders (the “Meeting”). At the Meeting, the shareholders of the Company approved, among other things, a proposal by special resolution to extend the date by which the Company has to consummate an initial business combination from June 13, 2023 to December 13, 2023. An aggregate of $160,000 (representing $0.03 per public share) was deposited into the Trust Account for each of the six one-month extensions through December 13, 2023. During the fiscal year ended December 31, 2023, the Company exercised six one-month extensions, depositing an aggregate $960,000 into the Trust Account to extend the date by which the Company had to consummate an initial business combination through December 13, 2023.
In connection with the Meeting, holders of 6,108,728 of the Company’s Class A ordinary shares exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, $64,980,943 was removed from the Trust Account to pay such holders.
On December 11, 2023, the Company held an extraordinary general meeting of shareholders (the “December 2023 Meeting”). At the December 2023 Meeting, the shareholders of the Company approved, among other things, a proposal to amend by special resolution the Company’s amended and restated memorandum and articles of association to extend the date by which the Company has to consummate an initial business combination from December 13, 2023 to December 13, 2024. An aggregate of $125,000 (representing $0.03 per public share) was deposited into the Trust Account for each of the twelve one-month extensions through December 13, 2024. As of December 31, 2024 an aggregate of $1,500,000 was deposited into the Trust Account to extend the date by which the Company has to consummate an initial business combination through December 13, 2024.
In connection with the December 2023 Meeting, holders of 1,136,155 of the Company’s Class A ordinary shares exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, $12,644,095 was removed from the Trust Account on December 13, 2023 to pay such holders.
On December 11, 2024, the Company held an extraordinary general meeting in lieu of an annual general meeting of shareholders (the “December 2024 Meeting”). At the December 2024 Meeting, a proposal to amend by special resolution the Company’s amended and restated memorandum and articles of association, as amended (the “Third Charter Amendment”), to extend the date by which the Company has to consummate an initial business combination from December 13, 2024 to December 15, 2025 (or such earlier date as determined by the Company’s board of directors in its sole discretion) was approved. The Company extended the date by which it must consummate an initial business combination by an additional twelve months until December 15, 2025 (the “Termination Date”) provided additional extension payments are made each month. As of September 5, 2025, the Company has exercised nine (9) additional one-month extension periods, depositing an aggregate of $481,180 into the Trust Account, thereby extending the time by which the Company must complete an initial business combination to September 13, 2025. Three payments were made after June 30, 2025.
In connection with the December 2024 Meeting, holders of 3,069,636 of the Company’s Class A ordinary shares exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, $36,721,262 was removed from the Trust Account on December 13, 2024 to pay such holders.
If the Company is unable to complete a Business Combination by the Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations (less up to $100,000 of interest to pay dissolution expenses, which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination by the Termination Date.
The Sponsor has agreed to waive its liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination by the Termination Date. However, if the Sponsor acquires Public Shares in or after the IPO, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination by the Termination Date. The underwriter has agreed to waive it right to its deferred underwriting commission held in the Trust Account in the event the Company does not complete a Business Combination by the Termination Date and, in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the per share amount in the Trust Account.
The Sponsor has agreed to be liable to the Company if and to the extent any claims by a third party for services rendered (other than its independent registered public accounting firm) or products sold to the Company, or a prospective Target Business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (1) $10.20 per Public Share or (2) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay franchise and income taxes. This liability will not apply with respect to claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and will not apply as to any claims under the Company’s indemnity of the underwriter of the IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except the Company’s independent registered public accounting firm), prospective Target Businesses and other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.
On May 30, 2024, the Company entered into a Business Combination Agreement (the “Original Business Combination Agreement”) with IWAC Georgia Merger Sub, Inc., a Georgia corporation and a wholly owned subsidiary of the Company, and Btab Ecommerce Group, Inc., a Georgia corporation (“Btab”).
On August 26, 2024, the Company and Btab entered into an Amended and Restated Business Combination Agreement (the “Business Combination Agreement”) with Pubco, Purchaser Merger Sub, and Company Merger Sub, and acknowledging and agreeing solely with respect to Section 2.1(a)(ii) thereof, Binson Lau. The Business Combination Agreement amended, restated and superseded the Original Business Combination Agreement. Pursuant to the Business Combination Agreement, the Business Combination will be effected in two steps. Subject to the approval and adoption of the Business Combination Agreement by the shareholders of the Company and Btab, on the date of the consummation of the Business Combination and following the Domestication (as defined below): (a) Purchaser Merger Sub will merge with and into IWAC (the “Purchaser Merger”), with the Company as the surviving company in the Purchaser Merger and, as a result of the Purchaser Merger, the Company will become a wholly owned Subsidiary of Pubco with the security holders of the Company receiving securities of Pubco with terms substantially equivalent to the terms of their securities of the Company, and (b) Company Merger Sub will merge with and into Btab, with Btab as the surviving company in the Company Merger and, as a result of the Company Merger, Btab will become a wholly owned Subsidiary of Pubco. Upon the consummation of the transactions contemplated by the Business Combination Agreement (the transactions contemplated by the Business Combination Agreement, the “Btab Business Combination”), Pubco expects to be renamed “Btab Ecommerce Holdings, Inc.”
The Transaction consideration to be paid by Pubco to the shareholders of Btab as of immediately prior to the Company Merger Effective Time (the “Btab Shareholders”) for their Btab Common Shares and their Btab Class V Shares shall be an aggregate amount equal to $250,000,000 (the “IWAC Equity Value”). The Transaction consideration shall be paid solely by Pubco issuing an aggregate of 25,000,000 new shares of common stock to the Btab Shareholders, consisting of 24,900,000 Pubco Class A Common Shares (the

“Aggregate Class A Share Consideration”) and 100,000 Pubco Class V Common Shares (the “Aggregate Class V Share Consideration”), with each Pubco Class A Common Share and each Pubco Class V Common Share valued at $10.00 per share.
On December 13, 2024, the Company received written notice from the NYSE indicating that the staff of NYSE Regulation had determined to commence proceedings to delist the Company’s securities from the NYSE due to the Company’s failure to consummate a business combination within the shorter of (i) the time period specified by its constitutive documents or by contract or (ii) three years following the closing of the Company’s initial public offering. Trading in the Company’s securities was suspended immediately after market close on December 13, 2024. Following the suspension of trading on NYSE, the Company’s units, Class A ordinary shares and warrants have been trading on the OTC Markets under the ticker symbols “WELUF,” “WELNF,” and “WELWF,” respectively. NYSE filed a Form 25 with the SEC on January 2, 2025 to delist the securities from the NYSE.
Going Concern
As of June 30, 2025 and December 31, 2024, the Company had $4,030 and $5,141 in cash, respectively, and a working capital deficit of $8,117,096 and $7,310,341, respectively. The Company has incurred and expects to continue to incur significant costs in pursuit of its financing and acquisition plans. The Company may need to raise additional capital through loans or additional investments from its Sponsor, shareholders, officers, directors, or third parties. The Company’s officers, directors and Sponsor may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, to meet the Company’s working capital needs. Accordingly, the Company may not be able to obtain additional financing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. The Company cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.
Risks and Uncertainties
The Company’s ability to complete the Business Combination may be adversely affected by various factors, many of which are beyond the Company’s control. The Company’s ability to consummate the Business Combination could be impacted by, among other things, changes in laws or regulations, downturns in the financial markets or in economic conditions, inflation, fluctuations in interest rates, increases in tariffs, supply chain disruptions, declines in consumer confidence and spending, public health considerations, and geopolitical instability, such as the military conflicts in Ukraine and the Middle East. The Company cannot at this time predict the likelihood of one or more of the above events, their duration or magnitude or the extent to which they may negatively impact the Company’s ability to complete the Business Combination.
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 8 of Regulation S-X of the SEC. Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a complete presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed consolidated financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair statement of the financial position, operating results and cash flows for the periods presented. The accompanying condensed consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, IWAC Holdings Inc., are presented on a condensed consolidated basis.
The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 as filed with the SEC on April 15, 2025, which contains the audited financial statements and notes thereto. The financial information as of December 31, 2024 is derived from the audited financial statements presented in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. The interim results for the three and six months ended June 30, 2025 are not necessarily indicative of the results to be expected for the year ending December 31, 2025 or for any future interim periods.
Emerging Growth Company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the JOBS Act, and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies.
The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s condensed consolidated financial statements with another public company, which is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Use of Estimates
The preparation of financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the condensed consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.
Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the condensed consolidated financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.
Cash and Cash Equivalents
The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company does not have any cash equivalents as of June 30, 2025 or December 31, 2024.
Cash and Marketable Securities Held in Trust Account
Following the closing of the IPO on December 13, 2021, an amount of $117,300,000 from the net proceeds of the sale of the Units in the IPO and the sale of the Private Placement Warrants was placed in the Trust Account and invested in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of a Business Combination and (ii) the distribution of the funds held in the Trust Account. As of June 30, 2025 and December 31, 2024, substantially all of the assets were held in cash deposits. Dividend income, if any, is included in other income as earnings on marketable securities held in the Trust Account, interest income is included in other income as interest earned on cash held in the Trust Account, and accrued dividend income, if any, is included in other income as unrealized (loss) gain on marketable securities held in the Trust Account in the condensed consolidated statements of operations.
Derivative Financial Instruments
The Company accounts for derivative liabilities as either equity-classified or liability-classified instruments based on an assessment of the instruments’ specific terms and applicable authoritative guidance in ASC 480 and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the instruments are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the instruments meet all of the requirements for equity classification under ASC 815, including whether the instruments are indexed to the Company’s own common shares and whether the instrument holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, was conducted at the time of issuance and as of each subsequent quarterly period end date while the instruments are outstanding. Management concluded that the Public Warrants and Private Placement Warrants issued pursuant to the warrant agreement qualify for equity accounting treatment.
Fair Value Measurements
Fair value is defined as the price that would be received for the sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:
•
Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

•
Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•
Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as calculations derived from valuation techniques in which one or more significant inputs or significant value drivers are observable.

In many cases, a valuation technique used to measure fair value includes inputs from multiple levels of the fair value hierarchy described above. The lowest level of significant input determines the placement of the entire fair value measurement in the hierarchy.
The fair value of the Company’s financial assets and liabilities approximates the carrying amounts represented in the condensed consolidated balance sheets, primarily due to its short-term nature.
Income taxes
The Company accounts for income taxes in accordance with the provisions of ASC Topic 740, “Income Taxes” using the asset and liability method and deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities in the condensed consolidated financial statements and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to the period when assets are realized or liability is settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in the operation of statement in the period that includes the enactment date. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Current income taxes are provided for in accordance with the laws of the relevant taxing authorities. Deferred tax assets were deemed immaterial and the Company has recorded a full valuation allowance as of June 30, 2025 and December 31, 2024.
Tax positions must initially be recognized in the condensed consolidated financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts. There were no unrecognized tax benefits as of June 30, 2025 and December 31, 2024. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties as of June 30, 2025 and December 31, 2024. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.
There is currently no taxation imposed on income by the government of the Cayman Islands. In accordance with federal income tax regulations, income taxes are not levied on the Company, but rather on the individual owners. United States taxation would occur on the individual owners if certain tax elections are made by U.S. owners and the Company were treated as a passive foreign investment company. Additionally, U.S. taxation could occur to the Company itself if the Company is engaged in a U.S. trade or business. The Company is not expected to be treated as engaged in a U.S. trade or business at this time.
Class A Ordinary Shares Subject to Possible Redemption
The Company accounts for its Class A ordinary shares subject to possible redemption in accordance with the guidance in ASC 480. Class A ordinary shares subject to mandatory redemption are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s Class A ordinary shares features certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, at June 30, 2025 and December 31, 2024, Class A ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ deficit section of the Company’s condensed consolidated balance sheets.
The Company recognizes changes in redemption value at the end of each reporting period and adjusts the carrying value of redeemable ordinary shares to equal the redemption value at the end of each reporting period. Such changes are reflected in additional paid-in capital, or in the absence of additional capital, in accumulated deficit.
As of June 30, 2025, the Class A ordinary shares, classified as temporary equity in the balance sheet, are reconciled in the following table:
Gross proceeds from Initial Public Offering	$115,000,000
Less:
Proceeds allocated to Public Warrants	(5,102,550)
Offering costs allocated to Class A ordinary shares subject to possible redemption	(6,519,382)
Add:
Re-measurement of Class A ordinary shares subject to possible redemption	13,922,293
Class A ordinary shares subject to possible redemption, December 31, 2021	117,300,361
Re-measurement of Class A ordinary shares subject to possible redemption	1,691,913
Class A ordinary shares subject to possible redemption, December 31, 2022	118,992,274
Redemption of Class A ordinary shares subject to possible redemption	(77,625,038)
Re-measurement of Class A ordinary shares subject to possible redemption	6,099,375
Class A ordinary shares subject to possible redemption, December 31, 2023	47,466,611
Re-measurement of Class A ordinary shares subject to possible redemption	(36,721,262)
Class A ordinary shares subject to possible redemption, December 31, 2024	3,469,968
Class A ordinary shares subject to possible redemption, December 31, 2024	14,215,318

Re-measurement of Class A ordinary shares subject to possible redemption	273,217
Class A ordinary shares subject to possible redemption, March 31, 2025	$14,488,535
Re-measurement of Class A ordinary shares subject to possible redemption	276,684
Class A ordinary shares subject to possible redemption, June 30, 2025	$14,765,219

Net Income (Loss) Per Ordinary Share
The condensed consolidated statements of operations include a presentation of income (loss) per Class A redeemable ordinary share and loss per Class B non-redeemable ordinary share following the two-class method of income per ordinary share. In order to determine the net income (loss) attributable to both the Class A redeemable ordinary shares and Class B non-redeemable ordinary shares, the Company first considered the total income (loss) allocable to both sets of shares.
This is calculated using the total net income (loss) less any dividends paid. For purposes of calculating net income (loss) per share, any remeasurement of the Class A ordinary shares subject to possible redemption was treated as dividends paid to the public shareholders. Subsequent to calculating the total income (loss) allocable to both classes of shares, the Company split the amount to be allocated using the weighted average shares outstanding for the Class A redeemable ordinary shares and the Class B non-redeemable ordinary shares for the three and six months ended June 30, 2025 and 2024, reflective of the respective participation rights.
The following tables reflect the calculation of basic and diluted net income (loss) per ordinary share for the three and six months ended June 30, 2025:
For the Three Months Ended June 30, 2025
Net loss	$(24,353)
Accretion of temporary equity to redemption value	(276,684)
Net loss including accretion of temporary equity to redemption value	$(301,037)
	For the Three Months Ended June 30, 2025
	Class A	Class B
Basic and diluted net income (loss) per share:
Numerator:
Allocation of net loss including accretion of temporary equity	$(87,890)	$(213,148)
Allocation of accretion of temporary equity to redemption value	276,684	—
Allocation of net income (loss)	$188,794	$(213,148)
Denominator:
Weighted-average shares outstanding	1,185,481	2,875,000
Basic and diluted net income (loss) per share	$0.16	$(0.07)
For the Six Months Ended June 30, 2025
Net loss	$(316,854)
Accretion of temporary equity to redemption value	(549,901)
Net loss including accretion of temporary equity to redemption value	$(866,755)

	For the Six Months Ended June 30, 2025
	Class A	Class B
Basic and diluted net income (loss) per share:
Numerator:
Allocation of net loss including accretion of temporary equity	$(253,054)	$(613,701)
Allocation of accretion of temporary equity to redemption value	549,901	—
Allocation of net income (loss)	$296,847	$(613,701)
Denominator:
Weighted-average shares outstanding	1,185,481	2,875,000
Basic and diluted net income (loss) per share	$0.25	$(0.21)
The following tables reflect the calculation of basic and diluted net income (loss) per ordinary share for the three and six months ended June 30, 2024:
For the Three Months Ended June 30, 2024
Net loss	$(78,378)
Accretion of temporary equity to redemption value	(898,727)
Net loss including accretion of temporary equity to redemption value	$(977,105)
	For the Three Months Ended June 30, 2024
	Class A	Class B
Basic and diluted net income (loss) per share:
Numerator:
Allocation of net loss including accretion of temporary equity	$(583,117)	$(393,988)
Allocation of accretion of temporary equity to redemption value	898,727	—
Allocation of net income (loss)	$315,610	$(393,988)
Denominator:
Weighted-average shares outstanding	4,255,117	2,875,000
Basic and diluted net income (loss) per share	$0.07	$(0.14)
For the Six Months Ended June 30, 2024
Net loss	$(115,508)
Accretion of temporary equity to redemption value	(1,922,211)
Net loss including accretion of temporary equity to redemption value	$(2,037,719)

	For the Six Months Ended June 30, 2024
	Class A	Class B
Basic and diluted net income (loss) per share:
Numerator:
Allocation of net loss including accretion of temporary equity	$(1,216,072)	$(821,647)
Allocation of accretion of temporary equity to redemption value	1,922,211	—
Allocation of net income (loss)	$706,139	$(821,647)
Denominator:
Weighted-average shares outstanding	4,255,117	2,875,000
Basic and diluted net income (loss) per share	$0.17	$(0.29)
Related Parties
Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Companies are also considered to be related if they are subject to common control or common significant influence.
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed Federally insured limits. Exposure to cash and cash equivalents credit risk is reduced by placing such deposits with major financial institutions and monitoring their credit ratings. At June 30, 2025 and December 31, 2024, the Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.
Recent Accounting Pronouncements
Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s condensed consolidated financial statements.
NOTE 3 — RELATED PARTY TRANSACTIONS
Founder Shares
On July 7, 2021, the Prior Sponsor paid an aggregate of $25,000 to cover certain expenses on behalf of the Company in exchange for issuance of 2,875,000 of the Company’s Class B ordinary shares (the “Founder Shares”). The Founder Shares included an aggregate of up to 375,000 shares subject to forfeiture by the Prior Sponsor to the extent that the underwriter’s over-allotment option was not exercised in full, so that the number of Founder Shares would collectively represent 20% of the Company’s issued and outstanding shares after the IPO. Simultaneously with the closing of the IPO, the underwriters exercised the over-allotment option in full. Accordingly, 375,000 Founder Shares are no longer subject to forfeiture.
The Sponsor has agreed, subject to certain limited exceptions, not to transfer, assign or sell any of the Founder Shares until the earlier of (A) one year after the completion of a Business Combination or (B) subsequent to a Business Combination, (x) if the last reported sale price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share capitalization, share subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 180 days after a Business Combination, or (y) the date on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the Public Shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property.

Promissory Note — Related Party
In March 2023, the Prior Sponsor issued an unsecured promissory note to the Company (the “Extension Note”) in connection with the extension payment made by the Prior Sponsor for the Initial Extension. The Extension Note is non-interest bearing and payable on the earlier of the date the business combination is consummated or the liquidation of the Company. As of June 30, 2025, the Company had borrowed $1,150,000, the maximum amount under the Extension Note.
In June 2023, the Prior Sponsor issued an additional unsecured promissory note to the Company (the “Second Extension Note”) in connection with the shareholder approval of the Second Extension. The Second Extension Note is non-interest bearing and payable on the earlier of the date the business combination is consummated or the liquidation of the Company. The Second Extension Note has a principal amount up to $960,000, and the Prior Sponsor previously deposited $640,000 pursuant to such note to extend the time by which the Company has to complete an initial Business Combination from June 13, 2023 to October 13, 2023.
As of June 30, 2025 and December 31, 2024, the Company had borrowed $1,150,000 under the Extension Note and $640,000 under the Second Extension Note for aggregate borrowings of $1,790,000. These amounts are recorded to Promissory note — related party on the condensed consolidated balance sheets.
Promissory Note — Suntone
In connection with the Second Extension, Sriram assumed the monthly extension deposits and a designee and affiliate of Sriram contributed $320,000 to the Trust Account for the final two extension deposits to extend the time by which the Company has to complete an initial Business Combination from October 13, 2023 to December 13, 2023. The contributions made by a designee and affiliate of Sriram were not pursuant to the Second Extension Note and instead are recorded to Promissory note — Suntone as of June 30, 2025 and December 31, 2024 on the condensed consolidated balance sheets.
On December 13, 2023, the Company issued a promissory note (the “Third Extension Note”) in the aggregate principal amount of up to $1,500,000 to Sriram, pursuant to which Sriram agreed to loan the Company up to $1,500,000 in connection with the extension of the Company’s Termination Date from December 13, 2023 to December 13, 2024. The Third Extension Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial Business Combination, and (b) the date of the liquidation of the Company.
On June 18, 2024, Sriram assigned the Third Extension Note (the “Assignment”) by and between Sriram, as assignor, and Suntone, as assignee.
On January 14, 2025, the Company issued an amended and restated promissory note (the “January 2025 Note”) in the aggregate principal amount of up to $4,000,000 to the Sponsor. Such note amends and restates in its entirety the Third Extension Note. The Sponsor may elect to convert up to a maximum amount of $1.5 million of the unpaid principal balance under the January 2025 Note relating to working capital expenses into such number of ordinary shares (the “Conversion Shares”) equal to: (x) the portion of the principal amount of the January 2025 Note being converted divided by (y) the conversion price of $1.00, rounded up to the nearest whole number of ordinary shares. The promissory note is payable in cash or the Conversion Shares are issuable upon the consummation of the Company’s initial business combination. The note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial business combination, and (b) the date of the liquidation of the Company.
As of June 30, 2025, the Company has borrowed $3,407,063 under the Third Extension Note.
Administrative Services Agreement
The Company has agreed to pay the Sponsor a total of $10,000 per month for office space, secretarial and administrative services provided to the Company. Upon completion of the initial Business Combination or the Company’s liquidation, the Company will cease paying these monthly fees. Both the Prior Sponsor and Sriram have waived these payments, which the Company accounts for as capital contributions. For the six months ended June 30, 2025 and 2024, the Company has recorded $60,000 and $300,000 to Administrative Expense — Related Party on the condensed consolidated statements of operations, respectively. The balance for the six months ended June 30, 2024 includes an out-of-period adjustment to account for the $10,000 monthly administrative services fee incurred for the years ended December 31, 2023 and 2022, or $240,000 in the aggregate.
Related Party Loans
In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor, an affiliate of the Sponsor, or certain of the Company’s officers and directors or their affiliates may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants, at a price of $1.00 per warrant, of the post Business Combination entity. If the Company completes a Business Combination, the Company will repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The warrants would be identical to the Private Placement Warrants. As of June 30, 2025 and December 31, 2024, no Working Capital Loans were outstanding.
Due from Related Party
As of June 30, 2025 and December 31, 2024, the Sponsor owed the Company $2,400 and $1,341, respectively, for payments made by the Company on behalf of the Sponsor.
Due to Related Party
As of June 30, 2025 and December 31, 2024, the Company owed the Sponsor $233,229 for payments made by the Sponsor on behalf of the Company.
NOTE 4 — SHAREHOLDERS’ EQUITY
Preference Shares — The Company is authorized to issue 1,000,000 preference shares with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors. At June 30, 2025 and December 31, 2024, there were no preference shares issued or outstanding.
Class A Ordinary Shares — The Company is authorized to issue 479,000,000 Class A ordinary shares with a par value of $0.0001 per share. Holders of Class A ordinary shares are entitled to one vote for each share. In connection with the shareholders meeting on June 2, 2023, holders of Class A ordinary shares redeemed 6,108,728 shares for cash. In connection with the shareholders meeting on December 11, 2023, holders of Class A ordinary shares redeemed 1,136,155 shares for cash. In connection with the shareholders meeting on December 11, 2024, holders of Class A ordinary shares redeemed 3,069,636 shares for cash. Accordingly, at June 30, 2025 and December 31, 2024, there were no Class A ordinary shares issued and outstanding, except for 1,185,481 Class A ordinary shares subject to possible redemption.
Class B Ordinary Shares — The Company is authorized to issue 20,000,000 Class B ordinary shares with a par value of $0.0001 per share. At June 30, 2025 and December 31, 2024, there were 2,875,000 Class B ordinary shares issued and outstanding.
With respect to any matter submitted to a vote of our shareholders, including any vote in connection with a Business Combination, except as required by law, holders of our Founder Shares and holders of our Public Shares will vote together as a single class, with each share entitling the holder to one vote. However, prior to the consummation of the Business Combination, holders of the Class B ordinary shares will have the right to elect all of the Company’s directors and may remove members of the board of directors for any reason.

The Class B ordinary shares will automatically convert into Class A ordinary shares at the time of a Business Combination on a one-for-one basis, subject to adjustment. In the case that additional Class A ordinary shares, or equity-linked securities, are issued or deemed issued in excess of the amounts offered in the IPO and related to the closing of a Business Combination, the ratio at which Class B ordinary shares shall convert into Class A ordinary shares will be adjusted (unless the holders of a majority of the outstanding Class B ordinary shares agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of Class A ordinary shares issuable upon conversion of all Class B ordinary shares will equal, in the aggregate, on an as-converted basis, 20% of the sum of the total number of all ordinary shares outstanding upon the completion of the IPO plus all Class A ordinary shares and equity-linked securities issued or deemed issued in connection with a Business Combination, excluding any shares or equity-linked securities issued, or to be issued, to any seller in a Business Combination and excluding any private placement warrants issued to our sponsor, its affiliates or any member of our management team upon conversion of Working Capital Loans. The holders of a majority of the issued and outstanding Class B ordinary shares may agree to waive the foregoing adjustment provisions as to any particular issuance or deemed issuance of additional Class A ordinary shares or equity-linked securities.
Warrants — Public Warrants may only be exercised for a whole number of shares. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. Accordingly, unless a unit holder purchases at least two units, they will not be able to receive or trade a whole warrant. The Public Warrants will become exercisable on the later of (a) 12 months from the closing of the IPO and (b) 30 days after the completion of a Business Combination.
The Company will not be obligated to deliver any Class A ordinary shares pursuant to the exercise of a Public Warrant and will have no obligation to settle such Public Warrant exercise unless a registration statement under the Securities Act with respect to the Class A ordinary shares underlying the Public Warrants is then effective and a prospectus relating thereto is current, subject to the Company satisfying its obligations with respect to registration, or a valid exemption from registration is available. No Public Warrant will be exercisable, and the Company will not be obligated to issue any Class A ordinary shares upon exercise of a Public Warrant unless the Class A ordinary shares issuable upon such Public Warrant exercise have been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the Public Warrants.
The Company has agreed that as soon as practicable, but in no event later than 20 business days after the closing of a Business Combination, it will use its commercially reasonable efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the Class A ordinary shares issuable upon exercise of the Public Warrants, and the Company will use its commercially reasonable efforts to cause the same to become effective within 60 business days after the closing of a Business Combination, and to maintain the effectiveness of such registration statement and a current prospectus relating to those Class A ordinary shares until the Public Warrants expire or are redeemed, as specified in the warrant agreement; provided that if the Class A ordinary shares is at the time of any exercise of a Public Warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their Public Warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, but it will use its commercially reasonably efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. If a registration statement covering the Class A ordinary shares issuable upon exercise of the Public Warrants is not effective by the 60th business day after the closing of a Business Combination, public warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise Public Warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption, but the Company will use its commercially reasonably efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.
Once the Public Warrants become exercisable, the Company may redeem the Public Warrants:
•
in whole and not in part;

•
at a price of $0.01 per warrant;

•
upon not less than 30 days’ prior written notice of redemption to each warrant holder; and

•
if, and only if, the closing price of the Class A ordinary shares equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending three trading days before the Company sends the notice of redemption to the warrant holders.

If and when the Public Warrants become redeemable by the Company, it may exercise its redemption right even if the Company is unable to register or qualify the underlying securities for sale under all applicable state securities laws.
In addition, if (x) the Company issues additional Class A ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of a Business Combination at an issue price or effective issue price of less than $9.20 per Class A ordinary shares (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of a Business Combination on the date of the consummation of a Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Class A ordinary shares during the 20 trading day period starting on the trading day prior to the day on which the Company consummates a Business Combination (such price, the “Market Value”) is below $9.20 per share, then the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price and the $18.00 per share redemption trigger price will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.
The Private Placement Warrants are identical to the Public Warrants included in the Units sold in the IPO, except that the Private Placement Warrants and the Class A ordinary shares issuable upon the exercise of the Private Placement Warrants are not transferable, assignable or saleable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants are exercisable for cash or on a cashless basis, at the holder’s option, and are non-redeemable by the Company.
NOTE 5 — COMMITMENTS AND CONTINGENCIES
Registration Rights Agreement
The holders of the Founder Shares, Private Placement Warrants, and warrants that may be issued upon conversion of Working Capital Loans (and any Class A ordinary shares issuable upon the exercise of the Private Placement Warrants and warrants that may be issued upon conversion of the Working Capital Loans and upon conversion of the Founder Shares) are entitled to registration rights pursuant to a registration rights agreement signed on the effective date of the IPO, requiring the Company to register such securities for resale. The holders will have the right to require the Company to register for resale these securities pursuant to a shelf registration under Rule 415 under the Securities Act. The holders of a majority of these securities will also be entitled to make up to three demands, plus short form registration demands, that the Company register such securities. In addition, the holders will be entitled to certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of the Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Underwriting Agreement
The Company granted the underwriters a 45-day option from the date of the IPO to purchase up to 1,500,000 additional Units to cover over- allotments, if any, at the IPO price less the underwriting discount. On December 13, 2021, the underwriters exercised the over-allotment option in full, generating an additional $15,000,000 in gross proceeds. As a result of the over-allotment being exercised in full, the Prior Sponsor did not forfeit any Founder Shares back to the Company. The underwriters were paid a cash underwriting discount of $0.20 per Unit, or $2,300,000 in the aggregate at the closing of the IPO. In addition, $0.35 per Unit, or $4,025,000 is payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement. This fee will be forfeited by the underwriters if a Business Combination does not occur.
NOTE 6 — SEGMENT INFORMATION
ASC Topic 280, “Segment Reporting,” establishes standards for companies to report in their financial statements information about operating segments, products, services, geographic areas, and major customers. Operating segments are defined as components of an enterprise that engage in business activities from which it may recognize revenues and incur expenses, and for which separate financial information is available that is regularly evaluated by the Company’s chief operating decision maker, or group, in deciding how to allocate resources and assess performance.
The Company’s CODM has been identified as the Chief Financial Officer, who reviews the assets, operating results, and financial metrics for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that there is only one operating segment.
The CODM assesses performance for the single operating segment and decides how to allocate resources based on net income or loss that is reported on the statements of operations. The CODM uses net income or loss to manage the business and ensure sufficient capital is available to complete a business combination within the required period. The CODM also reviews significant expenses, consistent with those reported in the statements of operations, to ensure alignment with contractual agreements and budget expectations. Segment assets are reported as total assets on the balance sheets. All components included in net income or loss are described within their respective disclosures in the financial statements.
NOTE 7 — SUBSEQUENT EVENTS
The Company evaluated events through the date of this filing with no material subsequent events noted.

INTEGRATED WELLNESS ACQUISITION CORP
INDEX TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors
Integrated Wellness Acquisition Corp
New York, New York
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated balance sheets of Integrated Wellness Acquisition Corp. (the “Company”) as of December 31, 2024 and 2023, the related consolidated statements of operations, changes in Class A ordinary shares subject to possible redemption and shareholders’ deficit and cash flows for each of the years then ended and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Going Concern Uncertainty
The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company does not have sufficient cash to sustain its operations and has a net working capital deficit that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ BDO USA, P.C.
We have served as the Company’s auditor since 2021.
New York, New York
April 15, 2025

INTEGRATED WELLNESS ACQUISITION CORP
CONSOLIDATED BALANCE SHEETS
	December 31,
	2024	2023
ASSETS
Current Assets
Cash	$5,141	$7,567
Due from related party	1,341	—
Total Current Assets	6,482	7,567
Non-current Assets
Cash held in Trust Account	14,215,318	47,466,611
Total Non-current Assets	14,215,318	47,466,611
TOTAL ASSETS	$14,221,800	$47,474,178
LIABILITIES, CLASS A ORDINARY SHARES SUBJECT TO POSSIBLE REDEMPTION AND SHAREHOLDERS’ DEFICIT
Current Liabilities
Accrued expenses	$1,943,887	$1,179,943
Account payable	416,319	348,345
Due to related party	233,229	233,229
Due to Suntone	—	556,390
Promissory note – Suntone	2,933,387	—
Promissory note – related party	1,790,000	1,790,000
Total Current Liabilities	7,316,823	4,107,907
Non-current Liabilities
Deferred underwriting commissions	4,025,000	4,025,000
Total Non-current Liabilities	4,025,000	4,025,000
Total Liabilities	11,341,823	8,132,907
Commitments and Contingencies (Note 5)
Class A ordinary shares subject to possible redemption, $0.0001 par value; 479,000,000 shares authorized; 1,185,481 and 4,255,117 shares issued and outstanding at redemption value as of December 31, 2024 and 2023	14,215,318	47,466,611
Shareholders’ Deficit:
Preference shares, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Class A ordinary shares, $0.0001 par value; 479,000,000 shares authorized; 0 shares issued and outstanding (excluding 1,185,481 and 4,255,117 shares subject to possible redemption as of December 31, 2024 and 2023)	—	—
Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 2,875,000 shares issued and outstanding	288	288
Additional paid-in capital	—	—
Accumulated deficit	(11,335,628)	(8,125,628)
Total Shareholders’ Deficit	(11,335,340)	(8,125,340)
TOTAL LIABILITIES, CLASS A ORDINARY SHARES SUBJECT TO POSSIBLE REDEMPTION AND SHAREHOLDERS’ DEFICIT	$14,221,800	$47,474,178
The accompanying notes are an integral part of these consolidated financial statements.

INTEGRATED WELLNESS ACQUISITION CORP
CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Year Ended December 31,
	2024	2023
Formation and operating costs	$140,852	$385,996
Accounting and legal expenses	1,346,772	1,528,977
Listing fees	85,000	85,000
Insurance expense	118,850	334,739
Advertising and marketing expenses	18,369	162,530
Administrative expenses – related party	360,000	—
Administrative expenses	156	677
Operating expenses	2,069,999	2,497,919
Loss from operations	(2,069,999)	(2,497,919)
Other income:
Earnings on marketable securities held in Trust Account	—	3,877,306
Interest earned on cash held in Trust Account	1,969,968	112,069
Total other income	1,969,968	3,989,375
Net (loss) income	$(100,031)	$1,491,456
Basic and diluted weighted average shares outstanding of redeemable Class A ordinary shares	4,104,151	7,914,564
Basic and diluted net income per share, redeemable Class A ordinary shares	$0.33	$0.34
Basic and diluted weighted average shares outstanding of non-redeemable Class B ordinary shares	2,875,000	2,875,000
Basic and diluted net loss per share, non-redeemable Class B ordinary shares	$(0.51)	$(0.43)
The accompanying notes are an integral part of these consolidated financial statements.

INTEGRATED WELLNESS ACQUISITION CORP
CONSOLIDATED STATEMENTS OF CHANGES IN CLASS A ORDINARY SHARES SUBJECT TO POSSIBLE REDEMPTION AND SHAREHOLDERS’ DEFICIT
	Class A Ordinary Shares Subject to Possible Redemption		Class B Ordinary Shares		Additional Paid-in Capital	Accumulated Deficit	Shareholders’ Deficit
	Shares	Amount	Shares	Amount
Balance as of January 1, 2024	4,255,117	$47,466,611	2,875,000	$288	$—	$(8,125,628)	$(8,125,340)
Redemption of Class A ordinary shares	(3,069,636)	(36,721,262)	—	—	—	—	—
Sponsor waiver of administrative services fee	—	—	—	—	360,000	—	360,000
Accretion of Class A ordinary shares to redemption amount	—	3,469,969	—	—	(360,000)	(3,109,969)	(3,469,969)
Net income	—	—	—	—	—	(100,031)	(100,031)
Balance as of December 31, 2024	1,185,481	$14,215,318	2,875,000	$288	$—	$(11,335,628)	$(11,335,340)
	Class A Ordinary Shares Subject to Possible Redemption		Class B Ordinary Shares		Additional Paid-in Capital	Accumulated Deficit	Shareholders’ Deficit
	Shares	Amount	Shares	Amount
Balance as of January 1, 2023	11,500,000	$118,992,274	2,875,000	$288	$—	$(3,517,709)	$(3,517,421)
Redemption of Class A ordinary shares	(7,244,883)	(77,625,038)	—	—	—	—	—
Accretion of Class A ordinary shares to redemption amount	—	6,099,375	—	—	—	(6,099,375)	(6,099,375)
Net income	—	—	—	—	—	1,491,456	1,491,456
Balance as of December 31, 2023	4,255,117	$47,466,611	2,875,000	$288	$—	$(8,125,628)	$(8,125,340)
The accompanying notes are an integral part of these consolidated financial statements.

INTEGRATED WELLNESS ACQUISITION CORP
CONSOLIDATED STATEMENTS OF CASH FLOWS
	For the Year Ended December 31,
	2024	2023
Cash Flows from Operating Activities:
Net (loss) income	$(100,031)	$1,491,456
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Sponsor waiver of administrative services fee	360,000	—
Earnings on marketable securities held in Trust Account	—	(103,081)
Changes in current assets and current liabilities:
Prepaid expenses	—	365,545
Accounts payable and accrued expenses	831,919	1,258,850
Due to related party	—	207,729
Due from related party	(1,341)	—
Net cash provided by operating activities	1,090,547	3,220,499
Cash Flows from Investing Activities:
Investment of cash in Trust Account	—	(160,000)
Reinvestment of earnings on Trust Account	—	(3,774,225)
Purchase of marketable securities in Trust Account	—	(1,950,000)
Proceeds from redemption of cash and marketable securities held in Trust Account	—	124,979,580
Net cash provided by investing activities	—	119,095,355
Cash Flows from Financing Activities:
Payment of shareholder redemptions	(36,721,262)	(77,625,038)
Proceeds from promissory note – related party	—	1,790,000
Payments and deposits made by Suntone	976,894	556,390
Payments made by Suntone under promissory note – Suntone	1,400,102	—
Net cash used in financing activities	(34,344,266)	(75,278,648)
Net Change in Cash and Cash held in Trust Account	(33,253,719)	47,037,206
Cash and cash held in Trust – Beginning	47,474,178	436,972
Total cash and cash held in Trust Account – Ending	$14,220,459	$47,474,178
Supplemental Disclosure of Non-cash Financing Activities:
Accretion of Class A ordinary shares subject to possible redemption	$3,469,969	$6,099,375
Transfer of Due to Suntone amounts to Promissory Note – Suntone	$1,533,284	$—
Due to Suntone	$—	$566,390
The accompanying notes are an integral part of these consolidated financial statements.

INTEGRATED WELLNESS ACQUISITION CORP
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE 1 — ORGANIZATION AND BUSINESS OPERATIONS
Organization and General
Integrated Wellness Acquisition Corp (the “Company” or “IWAC”) is a blank check company incorporated in the Cayman Islands as an exempted company on July 7, 2021. The Company was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (“Business Combination”). The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). IWAC Holding Company Inc., a Delaware corporation, a wholly — owned subsidiary of the Company (“Pubco”) was incorporated on August 8, 2024. IWAC Purchaser Merger Sub II Inc., a Delaware corporation and wholly owned subsidiary of Pubco (“Purchaser Merger Sub”) was incorporated on August 9, 2024. IWAC Company Merger Sub Inc., a Georgia corporation and a wholly — owned subsidiary of Pubco (“Company Merger Sub”) was incorporated on August 12, 2024. IWAC Holdings Inc. and its subsidiary IWAC Purchaser Merger Sub Inc., incorporated on January 19, 2023, are Delaware corporations and wholly — owned subsidiaries of the Company that are dormant since the termination of the proposed business combination with Refreshing USA, LLC on September 26, 2023. IWAC Georgia Merger Sub, Inc. incorporated on May 17, 2024, a Georgia corporation and a wholly owned subsidiary of IWAC is dormant since the parties entered into the Btab Business Combination Agreement on August 26, 2024.
Sponsor and Initial Financing
As of December 31, 2024, the Company had not commenced any operations. All activity for the period from July 7, 2021 (inception) through December 31, 2024 relates to the Company’s formation, the initial public offering (the “Initial Public Offering” or “IPO”), which is described below, and identifying and negotiating with a target for a Business Combination. The Company generates non-operating income in the form of earnings and interest on marketable securities and cash held in the Trust Account (as defined below) from the proceeds derived from the Initial Public Offering. The Company has selected December 31 as its fiscal year end.
The registration statement for the Company’s IPO was declared effective on December 8, 2021. On December 13, 2021, the Company consummated the IPO of 11,500,000 units (the “Units” and, with respect to the Class A ordinary shares included in the Units sold, the “Public Shares”), which includes the exercise by the underwriter of its over-allotment option in the amount of 1,500,000 Units, at $10.00 per Unit, generating gross proceeds of $115,000,000. Each Unit consists of one Public Share and one-half of one warrant (“Public Warrants”). Each whole Public Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment (see Note 4).
Simultaneously with the closing of the IPO, the Company consummated the sale of 6,850,000 warrants (each, a “Private Placement Warrant” and, collectively, the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant in a private placement to IWH Sponsor LP (the “Prior Sponsor”), generating proceeds of $6,850,000.
Transaction costs of the IPO amounted to $6,822,078, consisting of $2,300,000 of underwriting discount, $4,025,000 of deferred underwriting discount, and $497,078 of offering costs. Of these amounts, $302,696 was allocated to the Public Warrants and charged against additional paid-in capital and $6,519,382 were allocated to Class A ordinary shares subject to possible redemption reducing the initial carrying amount of such shares.
Sponsor Handover
On November 8, 2023, the Company entered into a purchase agreement (the “Purchase Agreement”) with IWH Sponsor LP, the Prior Sponsor, and Sriram Associates, LLC ( “Sriram”), pursuant to which, the

Prior Sponsor agreed to transfer to Sriram or its designees (i) 2,012,500 of the Company’s Class B ordinary shares and (ii) 4,795,000 of the Company’s private placement warrants for a total purchase price of one dollar (the “Transfer”). In connection with the Transfer, new persons were to be appointed officers and directors of the Company and the Company agreed to take such actions necessary to effectuate such changes (the “Management Change”). The Transfer, the Management Change and the other transactions contemplated by the Purchase Agreement are hereinafter referred to as the “Sponsor Handover.”
In addition to the payment of the purchase price, Sriram agreed to assume various obligations of the Company, including (i) the costs and expenses associated with the monthly extension approved by the Company’s shareholders until December 12, 2023 including monthly extension payments of $160,000, (ii) the costs and expenses for the Company to take all necessary actions to file a proxy statement and hold a shareholders meeting prior to December 13, 2023 in order to extend the term of the Company to the date which is 36 months following the consummation of its IPO, (iii) satisfaction of all of its public company reporting requirements, (iv) payment of D&O insurance premium to extend the Company’s existing D&O insurance policy and maintain D&O coverage through the closing of the Business Combination and obtain appropriate tail coverage, (v) payment of all outstanding legal fees owed by the Company at or before the closing of a Business Combination, (vi) payment of all of the Company’s existing liabilities and (vii) performance of all other obligations of a sponsor related to the Company. As of December 31, 2024, a designee and affiliate of Sriram has paid $2,933,387 for the Company’s outstanding obligations and deposits into the Trust Account, which are recorded as a liability on the consolidated balance sheets.
On February 1, 2024, the Sponsor Handover was consummated (the “Closing”). Suntone Investment Pty Ltd (“Suntone”), a designee and affiliate of Sriram, acquired the securities in the Transfer and has subsequently served as the Sponsor of the Company. In connection with the Closing, the parties agreed to the changes to the Company’s management team and board of directors.
The Trust Account
Following the closing of the IPO on December 13, 2021, an amount of $117,300,000 ($10.20 per Unit) from the net proceeds of the sale of the Units in the IPO and the sale of the Private Placement Warrants was placed in a trust account (the “Trust Account”). The funds in the Trust Account were invested only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company is not permitted to withdraw any of the principal or interest held in the Trust Account except for the withdrawal of interest to pay taxes, if any. The funds held in the Trust Account will not otherwise be released from the Trust Account until the earlier of: (i) the Company’s completion of a Business Combination and (ii) the distribution of the funds held in the Trust Account, as described below.
Business Combination
The Company’s management has broad discretion with respect to the specific application of the net proceeds of the IPO, although substantially all of the net proceeds from the Initial Public Offering are intended to be generally applied toward consummating a Business Combination with (or acquisition of) a Target Business. As used herein, “Target Business” means one or more operating businesses that together have an aggregate fair market value equal to at least 80% of the value of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the interest earned on the Trust Account) at the time of the signing of a definitive agreement in connection with a Business Combination. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination.
The Company will provide its public shareholders with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination, either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The public shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account, calculated as of two business days prior to the completion of a Business Combination, including any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations. The per-share amount to be distributed to the public shareholders who redeem their shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriter (as discussed in Note 5). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants. As a result, Class A ordinary shares are recorded at their redemption amount and classified as temporary equity, in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, “Distinguishing Liabilities from Equity” (“ASC 480”).
The Company will only proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 either prior to or upon such consummation of a Business Combination and, if the Company seeks shareholder approval, a majority of the shares voted are voted in favor of the Business Combination. If a shareholder vote is not required by applicable law or stock exchange rules and the Company does not decide to hold a shareholder vote for business or other reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association (the “Amended and Restated Memorandum and Articles of Association”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, shareholder approval of the transaction is required by applicable law or stock exchange rules, or the Company decides to obtain shareholder approval for business or other reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks shareholder approval in connection with a Business Combination, the Sponsor has agreed to vote its Founder Shares (as defined in Note 4), and any Public Shares purchased during or after the IPO in favor of approving a Business Combination. Additionally, each public shareholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction or do not vote at all.
Notwithstanding the above, if the Company seeks shareholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Amended and Restated Memorandum and Articles of Association provides that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the Public Shares, without the prior consent of the Company.
The Amended and Restated Memorandum and Articles of Association of the Company provides that only Public Shares and not any Founder Shares are entitled to redemption rights. In addition, the Sponsor has agreed (a) to waive its redemption rights with respect to its Founder Shares and Public Shares held by it in connection with the completion of a Business Combination and (b) not to propose an amendment to the Amended and Restated Memorandum and Articles of Association (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial Business Combination or to redeem 100% of its Public Shares if the Company does not complete a Business Combination or (ii) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity, unless the Company provides the public shareholders with the opportunity to redeem their Public Shares in conjunction with any such amendment.
The Company originally had until 18 months from the closing of the IPO to complete a Business Combination (or up to 21 months from the closing of the IPO if the Company extended the time to complete a Business Combination by the sponsor depositing into the Trust Account for each three-month extension $1,150,000 ($0.10 per share)), up to an aggregate of $2,300,000, or $0.20 per unit, on or prior to the date of the applicable deadline. On March 14, 2023, the Prior Sponsor deposited an aggregate of $1,150,000 (representing $0.10 per public share) into the Trust Account for its public shareholders. The deposit enabled the Company to extend the date by which the Company has to complete a Business Combination from March 13, 2023 to June 13, 2023 (the “Initial Extension”). The Initial Extension was the first of two three-month automatic extensions permitted under the Company’s governing documents and provides the Company with additional time to complete a Business Combination. On June 2, 2023, the Company’s shareholders voted to extend the date by which the Company has to consummate an initial business combination from June 13, 2023 to December 13, 2023 (or such earlier date as determined by the Company’s board of directors (the “Board”) in its sole discretion) (the “Second Extension”).

On June 2, 2023, the Company held an extraordinary general meeting of shareholders (the “Meeting”). At the Meeting, the shareholders of the Company approved, among other things, a proposal by special resolution to extend the date by which the Company has to consummate an initial business combination from June 13, 2023 to December 13, 2023. An aggregate of $160,000 (representing $0.03 per public share) was deposited into the Trust Account for each of the six one — month extension through December 13, 2023. During the fiscal year eneded December 31, 2023, the Company exercises six one — month extensions, depositing an aggregate $960,000 into the Trust Account to extend the date by which the Company had to consummate an initial business combination through December 13, 2023.
In connection with the Meeting, holders of 6,108,728 of the Company’s Class A ordinary shares exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, $64,980,943 was removed from the Trust Account to pay such holders.
On December 11, 2023, the Company held an extraordinary general meeting of shareholders (the “December Meeting”). At the December Meeting, the shareholders of the Company approved, among other things, a proposal to amend by special resolution the Company’s amended and restated memorandum and articles of association to extend the date by which the Company has to consummate an initial business combination from December 13, 2023 to December 13, 2024. An aggregate of $125,000 (representing $0.03 per public share) was deposited into the Trust Account for each of the twelve one — month extensions through December 13, 2024. As of December 31, 2024 an aggregate of $1,500,000 was deposited into the Trust Account to extend the date by which the Company has to consummate an initial business combination through December 13, 2024.
In connection with the December Meeting, holders of 1,136,155 of the Company’s Class A ordinary shares exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, $12,644,095 was removed from the Trust Account on December 13, 2023 to pay such holders.
On December 11, 2024, the Company held an extraordinary general meeting in lieu of an annual general meeting of shareholders (the “December 2024 Meeting”). At the December 2024 Meeting, a proposal to amend by special resolution the Company’s amended and restated memorandum and articles of association, as amended (the “Third Charter Amendment”), to extend the date by which the Company has to consummate an initial business combination from December 13, 2024 to December 15, 2025 (or such earlier date as determined by the Company’s board of directors in its sole discretion) was approved. The Company extended the date by which it must consummate an initial business combination by an additional twelve months until December 15, 2025 (the “Termination Date”).
In connection with the December 2024 Meeting, holders of 3,069,636 of the Company’s Class A ordinary shares exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, $36,721,262 was removed from the Trust Account on December 13, 2024 to pay such holders.
If the Company is unable to complete a Business Combination by the Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations (less up to $100,000 of interest to pay dissolution expenses, which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination by the Termination Date.
The Sponsor has agreed to waive its liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination by the Termination Date. However, if the Sponsor

acquires Public Shares in or after the IPO, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination by the Termination Date. The underwriter has agreed to waive it right to its deferred underwriting commission held in the Trust Account in the event the Company does not complete a Business Combination by the Termination Date and, in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the per share amount in the Trust Account.
The Sponsor has agreed to be liable to the Company if and to the extent any claims by a third party for services rendered (other than its independent registered public accounting firm) or products sold to the Company, or a prospective Target Business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (1) $10.20 per Public Share or (2) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay franchise and income taxes. This liability will not apply with respect to claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and will not apply as to any claims under the Company’s indemnity of the underwriter of the IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except the Company’s independent registered public accounting firm), prospective Target Businesses and other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.
On May 30, 2024, the Company entered into a Business Combination Agreement with IWAC Georgia Merger Sub, Inc., a Georgia corporation and a wholly owned subsidiary of the Company, and Btab Ecommerce Group, Inc., a Georgia corporation (“Btab”).
On August 26, 2024, the Company and Btab entered into an Amended and Restated Business Combination Agreement (the “Business Combination Agreement”) with Pubco, Purchaser Merger Sub, and Company Merger Sub, and acknowledging and agreeing solely with respect to Section 2.1 (a) (ii) thereof, Binson Lau. The Business Combination Agreement amended, restated and superseded the Original Business Combination Agreement. Pursuant to the Business Combination Agreement, the Business Combination will be effected in two steps. Subject to the approval and adoption of the Business Combination Agreement by the shareholders of the Company and Btab, on the date of the consummation of the Business Combination and following the Domestication (as defined below): (a) Purchaser Merger Sub will merge with and into IWAC (the “Purchaser Merger”), with the Company as the surviving company in the Purchaser Merger and, as a result of the Purchaser Merger, the Company will become a wholly owned Subsidiary of Pubco with the security holders of the Company receiving securities of Pubco with terms substantially equivalent to the terms of their securities of the Company, and (b) Company Merger Sub will merge with and into Btab, with Btab as the surviving company in the Company Merger and, as a result of the Company Merger, Btab will become a wholly owned Subsidiary of Pubco. Upon the consummation of the transactions contemplated by the Business Combination Agreement (the transactions contemplated by the Business Combination Agreement, the “Btab Business Combination”), Pubco expects to be renamed “Btab Ecommerce Holdings, Inc.”
The Transaction consideration to be paid by Pubco to the shareholders of Btab as of immediately prior to the Company Merger Effective Time (the “Btab Shareholders”) for their Btab Common Shares and their Btab Class V Shares shall be an aggregate amount equal to $250,000,000 (the “IWAC Equity Value”). The Transaction consideration shall be paid solely by Pubco issuing an aggregate of 25,000,000 new shares of common stock to the Btab Shareholders, consisting of 24,900,000 Pubco Class A Common Shares (the “Aggregate Class A Share Consideration”) and 100,000 Pubco Class V Common Shares (the “Aggregate Class V Share Consideration”), with each Pubco Class A Common Share and each Pubco Class V Common Share valued at $10.00 per share.

On December 13, 2024, the Company received written notice from the NYSE indicating that the staff of NYSE Regulation had determined to commence proceedings to delist the Company’s securities from the NYSE due to the Company’s failure to consummate a business combination within the shorter of (i) the time period specified by its constitutive documents or by contract or (ii) three years following the closing of the Company’s initial public offering. Trading in the Company’s securities was suspended immediately after market close on December 13, 2024. Following the suspension of trading on NYSE, the Company’s units, Class A ordinary shares and warrants have been trading on the OTC Markets under the ticker symbols “WELUF,” “WELNF,” and “WELWF,” respectively. NYSE filed a Form 25 with the SEC on January 2, 2025 to delist the securities from the NYSE.
Going Concern
As of December 31, 2024, the Company had $5,141 in cash and a working capital deficit of $7,310,341. The Company has incurred and expects to continue to incur significant costs in pursuit of its financing and acquisition plans. The Company may need to raise additional capital through loans or additional investments from its Sponsor, shareholders, officers, directors, or third parties. The Company’s officers, directors and Sponsor may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, to meet the Company’s working capital needs. Accordingly, the Company may not be able to obtain additional financing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. The Company cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.
Risks and Uncertainties
Results of operations and the Company’s ability to complete an initial Business Combination may be adversely affected by various factors that could cause economic uncertainty and volatility in the financial markets, many of which are beyond its control. The business could be impacted by, among other things, downturns in the financial markets or in economic conditions, inflation, increases in interest rates, adverse developments affecting the financial services industry, and geopolitical instability, such as the military conflict in Ukraine and in the Middle East. The Company cannot at this time fully predict the likelihood of one or more of the above events, their duration or magnitude or the extent to which they may negatively impact our business and our ability to complete an Initial Business Combination. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The accompanying audited consolidated financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC. The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, IWAC Holdings Inc. and are presented on a consolidated basis.
Emerging Growth Company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the JOBS Act, and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies.
The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s consolidated financial statements with another public company, which is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Use of Estimates
The preparation of financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.
Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the consolidated financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.
Cash and Cash Equivalents
The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company does not have any cash equivalents as of December 31, 2024 or 2023.
Cash and Marketable Securities Held in Trust Account
Following the closing of the IPO on December 13, 2021, an amount of $117,300,000 from the net proceeds of the sale of the Units in the IPO and the sale of the Private Placement Warrants was placed in the Trust Account and invested in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of a Business Combination and (ii) the distribution of the funds held in the Trust Account. As of December 31, 2024, substantially all of the assets were held in cash deposits. For the year ended December 31, 2023, dividend income is included in other income as earnings on marketable securities held in the Trust Account in the consolidated statements of operations. For the year ended December 31, 2024, interest income is included in other income as interest earned on cash held in the Trust Account.
Derivative Financial Instruments
The Company accounts for derivative liabilities as either equity-classified or liability-classified instruments based on an assessment of the instruments’ specific terms and applicable authoritative guidance in ASC 480 and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the instruments are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the instruments meet all of the requirements for equity classification under ASC 815, including whether the instruments are indexed to the Company’s own common shares and whether the instrument holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, was conducted at the time of issuance and as of each subsequent quarterly period end date while the instruments are outstanding. Management concluded that the Public Warrants and Private Placement Warrants issued pursuant to the warrant agreement qualify for equity accounting treatment.
Fair Value Measurements
Fair value is defined as the price that would be received for the sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:
•
Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

•
Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•
Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as calculations derived from valuation techniques in which one or more significant inputs or significant value drivers are observable.

In many cases, a valuation technique used to measure fair value includes inputs from multiple levels of the fair value hierarchy described above. The lowest level of significant input determines the placement of the entire fair value measurement in the hierarchy.
The fair value of the Company’s financial assets and liabilities approximates the carrying amounts represented in the consolidated balance sheets, primarily due to its short-term nature.
Income taxes
The Company accounts for income taxes in accordance with the provisions of ASC Topic 740, “Income Taxes” using the asset and liability method and deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities in the consolidated financial statements and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to the period when assets are realized or liability is settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in the operation of statement in the period that includes the enactment date. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Current income taxes are provided for in accordance with the laws of the relevant taxing authorities. Deferred tax assets were deemed immaterial and the Company has recorded a full valuation allowance as of December 31, 2024 and 2023.
Tax positions must initially be recognized in the consolidated financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts. There were no unrecognized tax benefits as of December 31, 2024 and 2023. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties as of December 31, 2024 and 2023. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.
There is currently no taxation imposed on income by the government of the Cayman Islands. In accordance with federal income tax regulations, income taxes are not levied on the Company, but rather on the individual owners. United States taxation would occur on the individual owners if certain tax elections are made by U.S. owners and the Company were treated as a passive foreign investment company. Additionally, U.S. taxation could occur to the Company itself if the Company is engaged in a U.S. trade or business. The Company is not expected to be treated as engaged in a U.S. trade or business at this time.
Class A Ordinary Shares Subject to Possible Redemption
The Company accounts for its Class A ordinary shares subject to possible redemption in accordance with the guidance in ASC 480. Class A ordinary shares subject to mandatory redemption are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s Class A ordinary shares features certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, at December 31, 2024, Class A ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ deficit section of the Company’s balance sheet.
The Company recognizes changes in redemption value at the end of each reporting period and adjusts the carrying value of redeemable ordinary shares to equal the redemption value at the end of each reporting period. Such changes are reflected in additional paid-in capital, or in the absence of additional capital, in accumulated deficit.
As of December 31, 2024, the Class A ordinary shares, classified as temporary equity in the balance sheet, are reconciled in the following table:
Gross proceeds from Initial Public Offering	$115,000,000
Less:
Proceeds allocated to Public Warrants	(5,102,550)
Offering costs allocated to Class A ordinary shares subject to possible redemption	(6,519,382)
Add:
Re-measurement of Class A ordinary shares subject to possible redemption	13,922,293
Class A ordinary shares subject to possible redemption, December 31, 2021	117,300,361
Re-measurement of Class A ordinary shares subject to possible redemption	1,691,913
Class A ordinary shares subject to possible redemption, December 31, 2022	118,992,274
Redemption of Class A ordinary shares subject to possible redemption	(77,625,038)
Re-measurement of Class A ordinary shares subject to possible redemption	6,099,375
Class A ordinary shares subject to possible redemption, December 31, 2023	47,466,611
Re-measurement of Class A ordinary shares subject to possible redemption	(36,721,262)
Class A ordinary shares subject to possible redemption, December 31, 2024	3,469,969
Class A ordinary shares subject to possible redemption, December 31, 2024	$14,215,318
Net Income (Loss) Per Ordinary Share
The consolidated statements of operations include a presentation of income (loss) per Class A redeemable ordinary share and loss per Class B non-redeemable ordinary share following the two-class method of income per ordinary share. In order to determine the net income (loss) attributable to both the Class A redeemable ordinary shares and Class B non-redeemable ordinary shares, the Company first considered the total income (loss) allocable to both sets of shares.
This is calculated using the total net income (loss) less any dividends paid. For purposes of calculating net income (loss) per share, any remeasurement of the Class A ordinary shares subject to possible redemption was treated as dividends paid to the public shareholders. Subsequent to calculating the total income (loss) allocable to both classes of shares, the Company split the amount to be allocated using the weighted average shares outstanding for the Class A redeemable ordinary shares and the Class B non-redeemable ordinary shares for the year ended December 31, 2024 and 2023, reflective of the respective participation rights.

The following table reflects the calculation of basic and diluted net income (loss) per ordinary share for the year ended December 31, 2024:
For the Year Ended December 31, 2024
Net income	$(100,031)
Accretion of temporary equity to redemption value	(3,469,968)
Net loss including accretion of temporary equity to redemption value	$(3,569,999)
	For the Year Ended December 31, 2024
	Class A	Class B
Basic and diluted net income (loss) per share:
Numerator:
Allocation of net loss including accretion of temporary equity	$(2,099,369)	$(1,470,630)
Allocation of accretion of temporary equity to redemption value	3,469,969	—
Allocation of net income (loss)	$1,370,599	$(1,470,630)
Denominator:
Weighted-average shares outstanding	4,104,151	2,875,000
Basic and diluted net income (loss) per share	$0.33	$(0.51)
The following table reflects the calculation of basic and diluted net income (loss) per ordinary share for the year ended December 31, 2023:
For the Year Ended December 31, 2023
Net income	$1,491,456
Accretion of temporary equity to redemption value	(6,099,375)
Net loss including accretion of temporary equity to redemption value	$(4,607,919)
	For the Year Ended December 31, 2023
	Class A	Class B
Basic and diluted net income (loss) per share:
Numerator:
Allocation of net loss including accretion of temporary equity	$(3,380,087)	$(1,227,832)
Allocation of accretion of temporary equity to redemption value	6,099,375	—
Allocation of net income (loss)	$2,719,288	$(1,227,832)
Denominator:
Weighted-average shares outstanding	7,914,564	2,875,000
Basic and diluted net income (loss) per share	$0.34	$(0.43)
Related Parties
Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed Federally insured limits. Exposure to cash and cash equivalents credit risk is reduced by placing such deposits with major financial institutions and monitoring their credit ratings. At December 31, 2024, the Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.
Recent Accounting Pronouncements
In August 2020, the FASB issued ASU No. 2020-06, “Debt-Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging-Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity” (“ASU 2020-06”), which simplifies accounting for convertible instruments by removing major separation models required under current GAAP. ASU 2020-06 removes certain settlement conditions that are required for equity contracts to qualify for the derivative scope exception and it also simplifies the diluted earnings per share calculation in certain areas. ASU 2020-06 is effective for fiscal years beginning after December 15, 2023, including interim periods within those fiscal years, with early adoption permitted. The Company is currently assessing the impact, if any, that ASU 2020-06 would have on its financial position, results of operations or cash flows.
In March 2023, the FASB issued ASU No. 2023-07, “Segment Reporting (Topic 280): Amendments to the Segment Reporting Model.” This update aims to improve the transparency and consistency of segment reporting and enhances the information provided to users of financial statements by requiring companies to disclose additional segment information. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. The Company adopted the ASU on January 1, 2024 and has included the applicable disclosures.
Management does not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s consolidated financial statements.
NOTE 3 — RELATED PARTY TRANSACTIONS
Founder Shares
On July 7, 2021, the Prior Sponsor paid an aggregate of $25,000 to cover certain expenses on behalf of the Company in exchange for issuance of 2,875,000 of the Company’s Class B ordinary shares (the “Founder Shares”). The Founder Shares included an aggregate of up to 375,000 shares subject to forfeiture by the Prior Sponsor to the extent that the underwriter’s over-allotment option was not exercised in full, so that the number of Founder Shares would collectively represent 20% of the Company’s issued and outstanding shares after the IPO. Simultaneously with the closing of the IPO, the underwriters exercised the over-allotment option in full. Accordingly, 375,000 Founder Shares are no longer subject to forfeiture.
The Sponsor has agreed, subject to certain limited exceptions, not to transfer, assign or sell any of the Founder Shares until the earlier of (A) one year after the completion of a Business Combination or (B) subsequent to a Business Combination, (x) if the last reported sale price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share capitalization, share subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 180 days after a Business Combination, or (y) the date on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the Public Shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property.
Promissory Note — Related Party
In March 2023, the Prior Sponsor issued an unsecured promissory note to the Company (the “Extension Note”) in connection with the extension payment made by the Prior Sponsor for the Initial Extension. The Extension Note is non-interest bearing and payable on the earlier of the date the business combination is consummated or the liquidation of the Company. As of December 31, 2024, the Company had borrowed $1,150,000, the maximum amount under the Extension Note.
In June 2023, the Prior Sponsor issued an additional unsecured promissory note to the Company (the “Second Extension Note”) in connection with the shareholder approval of the Second Extension. The Second Extension Note is non-interest bearing and payable on the earlier of the date the business combination is consummated or the liquidation of the Company. The Second Extension Note has a principal amount up to $960,000, and the Prior Sponsor previously deposited $64,000 pursuant to such note to extend the time by which the Company has to complete an initial Business Combination from June 13, 2023 to October 13, 2023.
As of December 31, 2024 and 2023, the Company had borrowed $1,150,000 under the Extension Note and $640,000 under the Second Extension Note for aggregate borrowings of $1,790,000. These amounts are recorded to Promissory note — related party on the consolidated balance sheets.
Promissory Note — Suntone
In connection with the Second Extension, Sriram assumed the monthly extension deposits and a designee and affiliate of Sriram contributed $320,000 to the Trust Account for the final two extension deposits to extend the time by which the Company has to complete an initial Business Combination from October 13, 2023 to December 13, 2023. The contributions made by a designee and affiliate of Sriram were not pursuant to the Second Extension Note and instead are recorded to Promissory note — Suntone as of December 31, 2024 and Due to Suntone as of December 31, 2023 on the consolidated balance sheets.
On December 13, 2023, the Company issued a promissory note (the “Third Extension Note”) in the aggregate principal amount of up to $1,500,000 to Sriram, pursuant to which Sriram agreed to loan the Company up to $1,500,000 in connection with the extension of the Company’s Termination Date from December 13, 2023 to December 13, 2024. The Third Extension Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial Business Combination, and (b) the date of the liquidation of the Company.
On June 18, 2024, Sriram assigned the Third Extension Note (the “Assignment”) by and between Sriram, as assignor, and Suntone, as assignee.
As of December 31, 2024 the Company has borrowed $2,933,387 under the Third Extension Note. This amount includes $1,533,284 of amounts previously classified as a Due to Suntone liability on the consolidated balance sheets, and $1,400,102 of additional deposits and payments made by Suntone on behalf of the Company subsequent to the Assignment. These amounts are recorded to Promissory note — Suntone on the consolidated balance sheets.
Administrative Services Agreement
The Company has agreed to pay the Sponsor a total of $10,000 per month for office space, secretarial and administrative services provided to the Company. Upon completion of the initial Business Combination or the Company’s liquidation, the Company will cease paying these monthly fees. Both the Prior Sponsor and Sriram have waived these payments under this agreement, which the Company accounts for as capital contributions. For the year ended December 31, 2024 and 2023, the Company recorded $360,000 and $0 to Administrative Expense — Related Party on the consolidated statements of operations, respectively, which includes an out-of-period adjustment to account for the $10,000 monthly administrative services fee incurred for the years ended December 31, 2023 and 2022, or $240,000 in the aggregate.
Related Party Loans
In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor, an affiliate of the Sponsor, or certain of the Company’s officers and directors or their affiliates may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants, at a price of $1.00 per warrant, of the post Business Combination entity. If the Company completes a Business Combination, the Company will repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The warrants would be identical to the Private Placement Warrants. As of December 31, 2024 and 2023, no Working Capital Loans were outstanding.
Due from Related Party
As of December 31, 2024 and 2023, the Prior owed the Company $1,341 and $0, respectively, for payments made by the Company on behalf of the Sponsor.
Due to Related Party
As of December 31, 2024 and 2023, the Company owes the Prior $233,229 and $233,229, respectively, for payments made by the Sponsor on behalf of the Company.
Due to Suntone
Subsequent to the Sponsor Handover, Suntone has paid for ongoing and outstanding obligations of the Company and extension deposits. As of December 31, 2024 and December 31, 2023, Suntone has made payments in the aggregate of $2,933,387 and $556,390, respectively. As Suntone will be repaid for these amounts, the Company recorded payments made on behalf of the Company to Due to Suntone on the consolidated balance sheets.
The Company and Sriram formalized repayment terms in accordance with the Assignment of the Third Extension Note on June 18, 2024. As such, $1,533,284 of amounts recorded to Due to Suntone on the consolidated balance sheets as of June 18, 2024 have been reclassified to Promissory note — Suntone on the consolidated balance sheets as of December 31, 2024.
NOTE 4 — SHAREHOLDERS’ EQUITY
Preference Shares — The Company is authorized to issue 1,000,000 preference shares with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors. At December 31, 2024 and 2023, there were no preference shares issued or outstanding.
Class A Ordinary Shares — The Company is authorized to issue 479,000,000 Class A ordinary shares with a par value of $0.0001 per share. Holders of Class A ordinary shares are entitled to one vote for each share. In connection with the shareholder meeting on June 2, 2023, holders of Class A ordinary shares redeemed 6,108,728 shares for cash. In connection with the shareholders meeting on December 11, 2023, holders of Class A ordinary shares redeemed 1,136,155 shares for cash. In connection with the shareholders meeting on December 11, 2024, holders of Class A ordinary shares redeemed 3,069,636 shares for cash. Accordingly, at December 31, 2024 and 2023, there were 1,185,481 and 4,255,117 Class A ordinary shares issued and outstanding subject to possible redemption.
Class B Ordinary Shares — The Company is authorized to issue 20,000,000 Class B ordinary shares with a par value of $0.0001 per share. At December 31, 2024 and 2023, there were 2,875,000 Class B ordinary shares issued and outstanding.
With respect to any matter submitted to a vote of our shareholders, including any vote in connection with a Business Combination, except as required by law, holders of our Founder Shares and holders of our Public Shares will vote together as a single class, with each share entitling the holder to one vote. However, prior to the consummation of the Business Combination, holders of the Class B ordinary shares will have the right to elect all of the Company’s directors and may remove members of the board of directors for any reason.
The Class B ordinary shares will automatically convert into Class A ordinary shares at the time of a Business Combination on a one-for-one basis, subject to adjustment. In the case that additional Class A ordinary shares, or equity-linked securities, are issued or deemed issued in excess of the amounts offered in the IPO and related to the closing of a Business Combination, the ratio at which Class B ordinary shares shall convert into Class A ordinary shares will be adjusted (unless the holders of a majority of the outstanding Class B ordinary shares agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of Class A ordinary shares issuable upon conversion of all Class B ordinary shares will equal, in the aggregate, on an as-converted basis, 20% of the sum of the total number of all ordinary shares outstanding upon the completion of the IPO plus all Class A ordinary shares and equity-linked securities issued or deemed issued in connection with a Business Combination, excluding any shares or equity-linked securities issued, or to be issued, to any seller in a Business Combination and excluding any private placement warrants issued to our sponsor, its affiliates or any member of our management team upon conversion of Working Capital Loans. The holders of a majority of the issued and outstanding Class B ordinary shares may agree to waive the foregoing adjustment provisions as to any particular issuance or deemed issuance of additional Class A ordinary shares or equity-linked securities.
Warrants — Public Warrants may only be exercised for a whole number of shares. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. Accordingly, unless a unit holder purchases at least two units, they will not be able to receive or trade a whole warrant. The Public Warrants will become exercisable on the later of (a) 12 months from the closing of the IPO and (b) 30 days after the completion of a Business Combination.
The Company will not be obligated to deliver any Class A ordinary shares pursuant to the exercise of a Public Warrant and will have no obligation to settle such Public Warrant exercise unless a registration statement under the Securities Act with respect to the Class A ordinary shares underlying the Public Warrants is then effective and a prospectus relating thereto is current, subject to the Company satisfying its obligations with respect to registration, or a valid exemption from registration is available. No Public Warrant will be exercisable, and the Company will not be obligated to issue any Class A ordinary shares upon exercise of a Public Warrant unless the Class A ordinary shares issuable upon such Public Warrant exercise have been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the Public Warrants.
The Company has agreed that as soon as practicable, but in no event later than 20 business days after the closing of a Business Combination, it will use its commercially reasonable efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the Class A ordinary shares issuable upon exercise of the Public Warrants, and the Company will use its commercially reasonable efforts to cause the same to become effective within 60 business days after the closing of a Business Combination, and to maintain the effectiveness of such registration statement and a current prospectus relating to those Class A ordinary shares until the Public Warrants expire or are redeemed, as specified in the warrant agreement; provided that if the Class A ordinary shares is at the time of any exercise of a Public Warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their Public Warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, but it will use its commercially reasonably efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. If a registration statement covering the Class A ordinary shares issuable upon exercise of the Public Warrants is not effective by the 60th business day after the closing of a Business Combination, public warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise Public Warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption, but the Company will use its commercially reasonably efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.
Once the Public Warrants become exercisable, the Company may redeem the Public Warrants:
•
in whole and not in part;

•
at a price of $0.01 per warrant;

•
upon not less than 30 days’ prior written notice of redemption to each warrant holder; and

•
if, and only if, the closing price of the Class A ordinary shares equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending three trading days before the Company sends the notice of redemption to the warrant holders.

If and when the Public Warrants become redeemable by the Company, it may exercise its redemption right even if the Company is unable to register or qualify the underlying securities for sale under all applicable state securities laws.
In addition, if (x) the Company issues additional Class A ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of a Business Combination at an issue price or effective issue price of less than $9.20 per Class A ordinary shares (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of a Business Combination on the date of the consummation of a Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Class A ordinary shares during the 20 trading day period starting on the trading day prior to the day on which the Company consummates a Business Combination (such price, the “Market Value”) is below $9.20 per share, then the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price and the $18.00 per share redemption trigger price will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.
The Private Placement Warrants are identical to the Public Warrants included in the Units sold in the IPO, except that the Private Placement Warrants and the Class A ordinary shares issuable upon the exercise of the Private Placement Warrants are not transferable, assignable or saleable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants are exercisable for cash or on a cashless basis, at the holder’s option, and are non-redeemable by the Company.
NOTE 5 — COMMITMENTS AND CONTINGENCIES
Registration Rights Agreement
The holders of the Founder Shares, Private Placement Warrants, and warrants that may be issued upon conversion of Working Capital Loans (and any Class A ordinary shares issuable upon the exercise of the Private Placement Warrants and warrants that may be issued upon conversion of the Working Capital Loans and upon conversion of the Founder Shares) are entitled to registration rights pursuant to a registration rights agreement signed on the effective date of the IPO, requiring the Company to register such securities for resale. The holders will have the right to require the Company to register for resale these securities pursuant to a shelf registration under Rule 415 under the Securities Act. The holders of a majority of these securities will also be entitled to make up to three demands, plus short form registration demands, that the Company register such securities. In addition, the holders will be entitled to certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of the Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Underwriting Agreement
The Company granted the underwriters a 45-day option from the date of the IPO to purchase up to 1,500,000 additional Units to cover over- allotments, if any, at the IPO price less the underwriting discount. On December 13, 2021, the underwriters exercised the over-allotment option in full, generating an additional $15,000,000 in gross proceeds. As a result of the over-allotment being exercised in full, the Prior Sponsor did not forfeit any Founder Shares back to the Company. The underwriters were paid a cash underwriting discount of $0.20 per Unit, or $2,300,000 in the aggregate at the closing of the IPO. In addition, $0.35 per Unit, or $4,025,000 is payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement. This fee will be forfeited by the underwriters if a Business Combination does not occur.

NOTE 6 — SEGMENT INFORMATION
ASC Topic 280, “Segment Reporting,” establishes standards for companies to report in their financial statements information about operating segments, products, services, geographic areas, and major customers. Operating segments are defined as components of an enterprise that engage in business activities from which it may recognize revenues and incur expenses, and for which separate financial information is available that is regularly evaluated by the Company’s chief operating decision maker, or group, in deciding how to allocate resources and assess performance.
The Company’s CODM has been identified as the Chief Financial Officer, who reviews the assets, operating results, and financial metrics for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that there is only one operating segment.
The CODM assesses performance for the single operating segment and decides how to allocate resources based on net income or loss that is reported on the statements of operations. The CODM uses net income or loss to manage the business and ensure sufficient capital is available to complete a business combination within the required period. The CODM also reviews significant expenses, consistent with those reported in the statements of operations, to ensure alignment with contractual agreements and budget expectations. Segment assets are reported as total assets on the balance sheets. All components included in net income or loss are described within their respective disclosures in the financial statements.
NOTE 7 — SUBSEQUENT EVENTS
On January 14, 2025, the Company issued an amended and restated promissory note (the “January 2025 Note”) in the aggregate principal amount of up to $4,000,000 to the Sponsor. Such note amends and restates in its entirety the Third Extension Note. The Sponsor may elect to convert up to a maximum amount of $1.5 million of the unpaid principal balance under the January 2025 Note relating to working capital expenses into such number of ordinary shares (the “Conversion Shares”) equal to: (x) the portion of the principal amount of the January 2025 Note being converted divided by (y) the conversion price of $1.00, rounded up to the nearest whole number of ordinary shares. The promissory note is payable in cash or the conversion Shares are issuable upon the consummation of the Company’s initial business combination.

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
FOR THE QUARTER ENDED JUNE 30, 2025

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Expressed in US Dollars)
	June 30 2025 (unaudited)	December 31 2024
Assets
Current Assets
Cash	$87,124	$100,485
Accounts receivable, net of allowance	238,179	204,156
Prepaid expense	77,541	50,594
Inventory, net	1,607,719	1,532,024
Other receivable	63,674	47,065
Loan receivable, related parties	1,815,938	1,763,832
Deferred offering costs	1,070,072	879,847
Total Current Assets	4,960,247	4,578,003
Non-Current Assets
Right of use assets, net	$1,085,476	$1,195,447
Property, Plant and equipment, net	151,349	154,260
Deferred tax asset	438,666	311,461
Total Non-Current Assets	$1,675,491	$1,661,168
Total Assets	$6,635,738	$6,239,171
Liabilities and Shareholders’ Equity (Deficit)
Current Liabilities
Accounts payable and other current liabilities	$2,104,426	$1,535,434
Accrued expenses	368,406	333,824
Income tax payable	77,233	205,246
Lease liabilities, related party	552,806	486,337
Note payable	300,000	300,000
Loan payable, related parties, current portion	2,761,606	1,857,614
Loan payable, current portion	3,680,987	3,649,392
Accrued interest	113,441	73,338
Total Current Liabilities	9,958,905	8,441,185
Non-Current Liabilities
Lease liabilities, related party, non-current portion	562,952	730,523
Loan payable, non-current portion	38,047	35,784
Total Non-Current Liabilities	600,999	766,307
Total Liabilities	$10,559,904	$9,207,492
Shareholders’ Equity (Deficit)
Common stock – $0.001 par value per share, 950,000,000 shares authorized, 695,223,770 shares issued and outstanding on June 30, 2025 and December 31, 2024, respectively	$695,224	$695,224
Preferred stock – $0.001 par value per share, 20,000,000 shares authorized, 10,000,000 issued and outstanding on June 30, 2025 and December 31, 2024, respectively	10,000	10,000
Additional paid in capital	1,300,749	1,300,749
Accumulated Other comprehensive loss – Foreign currency translation adjustment	(9,208)	139,584
Accumulated deficit	(5,920,931)	(5,113,878)
Total Shareholders’ Equity (Deficit)	$(3,924,166)	$(2,968,321)
Total Liabilities and Shareholders’ Equity (Deficit)	$6,635,738	$6,239,171

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND OTHER COMPREHENSIVE
LOSS (unaudited)
(Expressed in US Dollars)
	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Operating Income
Sales, net	1,129,351	1,318,890	2,277,545	2,907,012
Cost of sales	900,091	1,035,281	1,749,713	2,374,861
Gross Profit	229,260	283,609	527,832	532,151
Operating Expenses
Selling and marketing expense	42,584	39,755	82,745	89,540
General and administrative expense	579,502	628,089	1,181,516	1,129,695
Loss from Operations	(392,826)	(384,235)	(736,429)	(687,084)
Other expenses (income)
Interest expense	103,467	106,398	215,474	189,002
(Gain) loss on foreign currency exchange	(1,657)	1,004	(2,171)	681
Other (income) loss, net	(20,373)	(10,753)	(20,293)	(36,190)
Loss Before Taxes	(474,263)	(480,884)	(929,439)	(840,577)
Income tax (benefit) expense	(80,552)	—	(123,278)	(11)
Net Loss	(393,711)	(480,884)	(806,161)	(840,566)
Other comprehensive (income) loss – Foreign currency translation adjustments	130,594	28,357	148,792	(86,568)
Total Comprehensive Loss	(524,305)	(509,241)	(954,953)	(753,998)
Net Loss per Common Share – Basic and Diluted	(0.00057)	(0.00069)	(0.00116)	(0.00121)
Weighted Average Common Shares Outstanding – Basic and Diluted	695,223,770	695,223,770	695,223,770	695,223,770

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ DEFICIT (unaudited)
For the Three and Six Months Ended June 30, 2025 and 2024
(Expressed in United States Dollars)
	Common Stock		Preferred Stock		Additional Paid In Capital	Accumulated Other Comprehensive Income (Loss)	Accumulated Deficit	Total
	Number of Shares	Amount at $0.001 Par	Number of Shares	Amount at $0.001 Par
Balance – January 1, 2025	695,223,770	$695,224	10,000,000	$10,000	$1,300,749	$139,584	$(5,113,878)	$(2,968,321)
Other comprehensive income (loss) – Foreign currency translation adjustment						(18,198)		(18,198)
Prior period adjustments							$(2,865)	(2,865)
Net loss							$(412,450)	(412,450)
Balance – March 31, 2025	695,223,770	$695,224	10,000,000	$10,000	$1,300,749	$121,386	$(5,529,193)	$(3,401,834)
Other comprehensive income (loss) – Foreign currency translation adjustment						(130,594)		(130,594)
Prior period adjustments							$1,973	1,973
Net loss							$(393,711)	(393,711)
Balance – June 30, 2025	695,223,770	$695,224	10,000,000	$10,000	$1,300,749	$(9,208)	$(5,920,931)	$(3,924,166)
	Common Stock		Preferred Stock		Additional Paid In Capital	Accumulated Other Comprehensive Income (Loss)	Accumulated Deficit	Total
	Number of Shares	Amount at $0.001 Par	Number of Shares	Amount at $0.001 Par
Balance – January 1, 2024	695,223,770	$695,224	10,000,000	$10,000	$1,300,749	$(28,970)	$(3,268,734)	$(1,291,731)
Other comprehensive income (loss) – Foreign currency translation adjustment						114,925		114,925
Prior period adjustments							$—	—
Net loss							$(359,682)	(359,682)
Balance – March 31, 2024	695,223,770	$695,224	10,000,000	$10,000	$1,300,749	$85,955	$(3,628,416)	$(1,536,488)
Other comprehensive income (loss) – Foreign currency translation adjustment						(28,357)		(28,357)
Prior period adjustments							$—	—
Net loss							$(480,884)	(480,884)
Balance – June 30, 2024	695,223,770	$695,224	10,000,000	$10,000	$1,300,749	$57,598	$(4,109,300)	$(2,045,729)

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)
(Expressed in US Dollars)
For the Six Months Ended June 30,	2025	2024
Cash flows from operating activities
Net loss	$(806,161)	$(840,566)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization expense	23,082	19,835
Amortization of ROU assets	259,337	259,590
Accretion of interest for lease liability	39,367	54,832
Deferred income taxes	(98,118)	—
Changes in assets and liabilities:
(Increase) decrease in assets:
Accounts receivable	(20,014)	66,335
Other receivable	(20,654)	(5,582)
Deposit	5,720	24,496
Inventory	20,402	124,142
Prepaid expenses	(21,198)	17,693
Accounts payable and accrued liabilities	643,632	367,319
Accrued interest	38,625	(441)
Net cash provided by operating activities	$64,020	$87,653
Cash flows from investing activities
Purchase of property, plant, and equipment	(12,362)	(29,968)
Net cash used in investing activities	$(12,362)	$(29,968)
Cash flows from financing activities
Payment of loan receivable, related party(1)	$(411,344)	$(595,124)
Proceeds of loan payable, related parties(1)	541,891	206,121
(Repayment) proceeds of loan payable and note payable	(196,213)	157,107
Net cash used in financing activities	$(65,666)	$(231,896)
Effect of exchange rate changes on cash	647	63,991
Net change in cash	$(13,361)	$(110,220)
Cash, beginning of period	100,485	227,743
Cash, end of period	$87,124	$117,523
Supplemental disclosure of cash flow information:
Cash paid for interest	$98,863	$116,104
Cash paid for taxes	$118,641	$—
Supplemental disclosure of non-cash investing and financing activities:
Lease expenses offset against loan receivable	$309,505	$314,287
Record ROU lease liability	$77,293	$1,261,453
Capitalization of ROU asset	$77,293	$1,261,453
Salary expense offset against loan receivable	$17,295	$19,209
Deferred offering costs paid by related parties	$—	$134,923
Deferred offering costs included in accounts payable	$190,244	$101,509
Payment for suppliers on behalf of Company	$513,789	$188,065

(1)
See related party transactions in Note 10

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
NOTE 1 — NATURE OF BUSINESS AND ORGANIZATION
Btab Ecommerce Group, Inc. (“BEG”) consolidated financial statements is comprised of the following entities: Btab Ecommerce Services Pty, Ltd. (BES), Btab Technology Pty, Ltd. (BTEC), Lounge Innovation WA Pty, Ltd. (LI), Millenium Impex Limited (MI), TE Wang Pty Ltd (TE), and is referred to herein as “the Company”. The consolidated financial statements comprised of these entities and Btab Ecommerce Group, Inc. (BEG), collectively called “BTAB Group” or “Company”.
American Seniors Association Holding Group, Inc. (“ASA”) was incorporated on February 18, 2010, in the State of Georgia, the United States. The Company offered membership discounts on dental, eye, auto, life, home, pet, and travel insurance along with discounts through a travel and auto club. All sales generating assets were sold on September 11, 2020. During the year ended December 31, 2022, the Company had no revenue stream and was an acquisition target for operating entities seeking to be quoted on the OTC Pink Listing. On January 12, 2023, the ASA was acquired in a reverse recapitalization by the Btab Group. The Btab Group effectively took control of the Company on March 3, 2023, changed its name on March 29, 2023, to Btab Ecommerce Group, Inc. (“BEG”) and changed its quote symbol on June 5, 2023, to BBTT. ASA is now the parent and holding company in the consolidated group and has no operations that generate revenues.
Our business currently operates through two geographic regions, encompassing four reportable segments: Australia-owned manufactured furniture (LI), Australia third-party produced furniture and home goods (TE), Hong Kong food products (MI) and other (technology and e-commerce services).
BES was incorporated on January 29, 2019, in New South Wales, Australia. It operates in the realm of E-commerce, and is a dynamic player engaged in providing ecommerce management services, partnership and online marketing services through both online platforms and physical trading locations. The Company caters to a diverse customer base, ranging from individual one-time purchasers to institutional repeat clients.
BTEC was incorporated on January 30, 2019, in New South Wales, Australia. It offers ecommerce and social commerce solutions, technology services, domain name services and services for development of online marketplace.
LI was incorporated on October 28, 1992, in Western Australia, Australia. It is in the business of furniture manufacturing, wholesale, and research and development on commercial furniture design and manufacturing.
MI was incorporated on September 21, 2015, in Hong Kong, China. It operates in the wholesale food, grocery, and general goods supplies sector.
TE was incorporated on December 7, 2001, in Western Australia, Australia. It is in the business of homeware and furniture supplies.
Our business has traditionally followed seasonal trends, influenced by consumer behavior. Demand tends to peak in the fourth fiscal quarter, when there is more discretionary spending for the holiday season.
For our wholesale operations, the fourth fiscal quarter has historically seen the highest sales volume compared to other quarters. In contrast, our retail segment, which includes company-owned stores, typically experiences its highest sales volume in the second quarter.
We aim to maintain consistent production throughout the year, scheduling manufacturing to ensure steady activity. However, the second and third months generally bring lower demand across the furniture industry. As a result, we usually close our domestic plants for one week each fiscal year to conduct routine equipment maintenance.
At the end of June 30, 2025 we had about 57 full-time equivalent employees, slightly down from around 59 at the end of fiscal 2024. This decrease mainly resulted from efforts to improve efficiency by

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
NOTE 1 — NATURE OF BUSINESS AND ORGANIZATION (continued)
adjusting staffing levels in our Australia Operations. Of the total employees at the end of fiscal 2024, approximately 31 worked in our Wholesale segment, 9 in Retail, 6 in our support business, with the rest being corporate staff. Most of our employees are full-time.
Currently management uses the legal entities under the other segment to operate the licenses and intellectual property provided by our affiliate company, Btab Group Inc., which currently does not charge any fees for their use.
The Company has elected a December 31 fiscal year-end.
As of the date of this filing, BEG continues to progress toward consummation of its proposed business combination (the “Business Combination”) with Integrated Wellness Acquisition Corp. (“IWAC”) pursuant to the Amended and Restated Business Combination Agreement dated August 26, 2024 (the “Business Combination Agreement”). The transaction structure contemplates a series of mergers resulting in a newly formed Delaware holding company, IWAC Holding Company Inc. (“Pubco”), becoming the publicly listed parent company of both IWAC and Btab. The Business Combination remains subject to regulatory approval, shareholder consent, and other customary closing conditions.
NOTE 2 — GOING CONCERN
The accompanying unaudited interim consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company’s financial position and operating results raise substantial doubt about the Company’s ability to continue as a going concern, as reflected by the net loss of $806,161 for the six months ended June 30, 2025, accumulated deficit of $5,920,931, net cash provided by operating activities of $64,020 and negative working capital of $4,998,658 on June 30, 2025.
In order to fund working capital deficiencies or finance transaction costs in connection with an intended initial business combination, our parent company, affiliate entities, or certain members of management including our officers and directors may, but are not obligated to, loan us funds as may be required. The consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.
NOTE 3 — BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES
Basis of presentation
The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America or (“U.S. GAAP”) as found in the Accounting Standards Codification (“ASC”), the Accounting Standards Update (“ASU”) of the Financial Accounting Standards Board (“FASB”) and the rules and regulations of the US Securities and Exchange Commission (the “SEC”) and are expressed in US Dollars. Significant accounting policies applicable to the Company are summarized as follows:
Principals of consolidation — reverse merger
A reverse merger that is a business combination can occur only if the accounting acquiree meets the definition of a business and should be accounted for using the acquisition method. These transactions are unique and often include asset acquisitions, capital transactions, or business combinations, or a combination of these elements.
In accordance with ASC 805 — Reverse Mergers, a reverse recapitalization is a transaction in which a shell company issues its equity interest to effect the acquisition of an operating company. A reverse acquisition is accounted for as a capital transaction equivalent to the operating company issuing its equity for the net

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
NOTE 3 — BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
assets of the shell company followed by a recapitalization. The shell company is not deemed a business by the SEC and therefore reverse recapitalization is not accounted for as a business combination. Therefore, there is no Goodwill.
The key distinction between a reverse acquisition and a reverse recapitalization is that in a reverse acquisition the legal acquirer/issuer (ASA) is a business and in a reverse recapitalization the legal acquirer/ issuer is a shell company. For accounting purposes, the company that is legally acquired in the reverse merger (i.e., the accounting acquirer) is considered the continuing reporting entity.
The reverse merger between the Btab Group and ASA is determined to be a reverse recapitalization in consideration that the accounting acquiror is not a legal acquiror, as the Btab Group obtained control of ASA and ASA was a Shell company and not deemed to be a business.
Reverse recapitalization requires retrospective reporting of the shares issued by the legal acquiror for the purpose of the acquisition. Amounts are consolidated for reporting purposes and shares previously outstanding by the legal acquiror are treated as issued in the year of the reverse merger. Intercompany balances and investments in the entities which acquired the public company would be eliminated for consolidation reporting and the surviving equity reported would be that of the public company.
Use of estimates
The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Foreign Currency Translation
The financial statements of the Company’s foreign subsidiaries are measured using the local currency as the functional currency. Assets and liabilities of these subsidiaries are translated into U.S. dollars at the exchange rate in effect on the balance sheet date, while income and expenses are translated at the average exchange rates prevailing during the period. The resulting translation adjustments are included in a separate component of accumulated other comprehensive income (loss) within stockholders’ deficit. The Company evaluates its foreign subsidiaries to determine the functional currency. Management determines the functional currency based on several factors, including the primary currency in which each entity operates, sources of revenue and expenses, and the level of integration with the Company’s other operations.
Cash
For purposes of reporting within the statements of cash flows, the Company considers all cash on hand, cash accounts not subject to withdrawal restrictions or penalties, and all highly liquid debt instruments purchased with a maturity of 90 days or less to be cash.
Related party disclosures
Under ASC 850 “Related Party Transactions” an entity or person is considered to be a “related party” if it has control, significant influence or is a key member of management personnel or affiliate thereto. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties. The Company, in accordance with ASC 850, presents disclosures about related party transactions and outstanding balances with related parties, see Note 10.
Accounts receivable, net
Accounts receivables are based on amounts billed to customers for services provided and goods sold and amounts due from merchant providers. The Company sells goods in accordance with the terms of sale

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
NOTE 3 — BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
stated in the respective invoices and contracts. Amounts due from merchant service providers are for payments processed and amounts pending to be deposited to the Company’s account. The Company estimates an allowance for credit losses, based upon its review of outstanding receivables, historical collection information (customer-specific credit risk), and existing economic conditions.
Invoices are issued for payments to be made as agreed, yet reported accounts receivable are the net realizable value for sales generated upon specific performance (delivery of the good or performance of the service). Delinquent receivables are directly written off if management is aware of specific circumstances regarding a customer’s inability or unwillingness to pay. As of June 30, 2025, the allowance for credit loss was reduced by the bad debt recoveries and bad debts written off as explained in Note 5 with no additional allowance deemed necessary.
When allowance for credit losses is estimated, the amount is allocated as a contra account to accounts receivable indirectly adjusting it to its net realizable value and a bad debt expense is incurred. When the Company deems the collections of specific amounts are less likely, they are directly written off by a direct adjustment to accounts receivable and an incurrence of bad debt expense. When an accounts receivable balance previously written off is recovered, a gain is recognized as “Recovered bad debt” and included in other income in the period recovered.
Our allowances for credit losses reflect our best estimate of losses inherent in the trade accounts receivable balance. We determine the allowance based on known troubled accounts, weighing probabilities of future conditions and expected outcomes, and other currently available evidence. Economic forecasts, including inflation trends and interest rate projections, discretionary spending, and consumer behavior were considered but were determined to have an immaterial impact on the expected credit loss as of the adoption date and for the six month period ending June 30, 2025.
Inventory, net
ASC 330 “Inventory” requires entities to measure inventory at a lower of cost or net realizable value. The net realizable value is the estimated selling price in the ordinary course of business, less reasonably predictable cost of completion, disposal, and transportation. Inventory consists primarily of foods, groceries, furniture and homewares, and are stated at the lower of cost or net realizable value. The Company’s inventory uses the first-in-first-out costing method. Obsolete, damaged, or expired inventories are written off as a loss. An inventory reserve may be allocated to account for potential loss of inventory that could occur in the normal course of business.
Prepaid expense
The Company determines prepaid expenses when payments are advanced to third parties, usually vendors for services to be rendered or goods to be provided overtime or at a point in time. Portions of these advances (usually cash payments) that are allocated as the value for services or goods to be provided in the future are reported as a prepaid expense in the asset section of the consolidated balance sheet.
Deferred offering costs
Deferred offering costs consist of legal, accounting, and other third-party fees directly attributable to a planned equity offering. These costs are initially capitalized as current assets. Upon completion of the offering, the deferred costs are offset against the proceeds and recorded as a reduction to additional paid-in capital. If the offering is abandoned, the costs are expensed immediately in the period the offering is terminated.

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
NOTE 3 — BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
Prior period adjustments
From time to time, the Company may identify errors related to prior periods. When such errors are determined to be immaterial to both the current period and the prior period financial statements, they are corrected in the period in which they are identified rather than restating the prior period financial statements.
During the year ended December 31, 2024, the Company identified and corrected certain immaterial errors related to prior periods. These adjustments were primarily related to correcting the misstatements related to depreciation, other general and administrative expenses and liabilities that had a net impact of $5,115. These adjustments were recorded through the opening accumulated equity (deficit) balance in the current year and did not have a material impact on the Company’s financial position, results of operations, or cash flows in any of the periods presented.
During the six month period ended June 30, 2025, an adjustment was recorded through the opening accumulated equity (deficit) balance in the amount of $(892) and did not have a material impact on the Company’s financial position, results of operations, or cash flows in any of the periods presented.
The Company assessed materiality based on both quantitative and qualitative factors in accordance with the guidance in Staff Accounting Bulletin No. 99, Materiality (SAB 99) and Staff Accounting Bulletin No. 108, Considering the Effects of Prior Year Misstatements When Quantifying Misstatements in Current Year Financial Statements (SAB 108).
Property, plant, and equipment
Property, plant, and equipment are recorded at cost and are depreciated/amortized using the straight- line method over the estimated useful lives of the assets which are as follows:
Computer: 2 to 5 years
Furniture and Fixture: 2 to 10 years
Plant and Equipment: 2 to 14 years
Vehicle: 4 to 8 years
Lease Hold Improvements: 5 to 40 years
Share capital
In accordance with ASC 505 “Equity” the Company considers an equity instrument to be any contract that evidences a residual interest in the assets of an entity after deducting all of its liabilities. The Company’s common and preferred shares are classified as equity instruments. Incremental costs directly attributable to the issuance of new shares are recognized in equity as a reduction from the gross proceeds received from the issued shares.
Basic and diluted earnings per share
Under ASC 260 “Earnings Per Share,” the Company presents basic and diluted earnings (loss) per share (“EPS”) amounts on the face of the consolidated statements of operations. Basic EPS is computed by dividing income (loss) available to common stockholders (the numerator) by the weighted-average number of common shares outstanding (the denominator) during the period. Shares issued during the period and shares reacquired during the period are weighted for the portion of the period they were outstanding. The computation of diluted EPS is similar to the computation of basic EPS except that the denominator is increased to include the number of additional common shares that would have been outstanding if the dilutive potential common shares had been issued. There were no potentially dilutive securities outstanding on June 30, 2025 and December 31, 2024.

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
NOTE 3 — BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
Fair value of financial instruments
In accordance with ASC 820 “Fair Value Measurement” the Company categorizes financial instruments in a ‘fair value hierarchy which categorizes the inputs used in valuation techniques into three levels. The hierarchy gives the highest priority to (unadjusted) quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The following are the three categories related to the fair value measurement of such assets or liabilities:
•
Level 1 inputs are quoted prices in active markets for identical assets or liabilities that the Company can access at the measurement date, it holds a position in a single asset or liability and the asset or liability is traded in an active market.

•
Level 2 inputs are inputs other than quoted market prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. Inputs are derived principally from or corroborated by observable market data by correlation or other means (‘market-corroborated inputs’).

•
Level 3 inputs are unobservable for the asset or liability. An entity develops unobservable inputs using the best information available in the circumstances, which might include the entity’s own data, taking into account all information about market participant assumptions that is reasonably available.

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)	Total as of June 30, 2025
Loan receivable	$—	$—	$1,815,938	$1,815,938
Loan payable	—	—	$6,480,640	$6,480,640
Note payable	—	—	$300,000	$300,000
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)	Total as of December 31, 2024
Loan receivable	$—	$—	$1,763,832	$1,763,832
Loan payable	—	—	$5,542,790	$5,542,790
Note payable	—	—	$300,000	$300,000
The carrying value of most of the Company’s assets and liabilities on June 30, 2025 and December 31, 2024 are deemed to approximate fair value due to their short-term nature.
The above financial instruments are classed at level 3 of the fair value hierarchy. There are no assets or liabilities that require disclosure in level 1 or 2.
Leases
Any lease with a term of 12 months or less is considered short-term. As permitted by ASC 842, short-term leases are excluded from the ROU asset and lease liabilities on the consolidated balance sheets.
Consistent with all other operating leases, short-term lease expense is recorded on a straight-line basis over the lease term.

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
NOTE 3 — BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
The Company follows ASC 842 “Leases,” which requires that lessees recognize Right-Of-Use (“ROU”) assets and lease liabilities calculated based on the present value of lease payments for all lease agreements with terms that are greater than twelve months. Lease contracts under ASC 842 are measured and presented in the consolidated financial statements as operating leases.
At the lease’s inception, the Company determines if an arrangement is a lease and if it includes options to extend or terminate the contract if it is reasonably sure that the options will be exercised. It recognizes lease expense for lease payments on a straight-line basis over the lease term.
The ROU asset and related lease liabilities recorded under ASC 842 are calculated based on the present value of the lease payments using (1) the rate implicit in the lease or (2) the lessee’s incremental borrowing rate, defined as the rate of interest that a lessee would have to pay to borrow on a collateralized basis over a similar term an amount equal to the lease payments in a comparable economic environment.
Income taxes
Current income tax is recorded in accordance with the laws of the relevant tax jurisdictions. The Company applies the liability method of income taxes in accordance with ASC Topic 740, Income Taxes (“ASC 740”), which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the consolidated financial statements. Under this method, deferred tax assets and liabilities are provided based on temporary differences arising between the tax bases of assets and liabilities and the financial statements, using enacted tax rates that will be in effect in the period in which the differences are expected to reverse.
Deferred tax assets and liabilities are recognized for the expected future tax consequences of events that have been included in the consolidated financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The deferred tax assets of the Company relate to operating loss carryforwards for federal income tax purposes. A full valuation allowance for deferred tax assets has been provided as the Company believes there is a potential the deferred tax asset will not be realized in consideration of the going concern condition and related uncertainties. Realization of deferred tax assets is dependent on the Company generating sufficient taxable income in future periods.
Uncertain tax positions
The Company applies the provisions of ASC 740, in accounting for uncertainty in income taxes. ASC 740 clarifies the accounting for uncertainty in income taxes by prescribing the recognition threshold a tax position is required to meet before being recognized in the consolidated financial statements. The Company has elected to classify interest and penalties related to an uncertain tax position (if and when required) as part of “income tax expenses” in the consolidated statements of operations and comprehensive income (loss). The Company did not have any significant unrecognized uncertain tax positions or any unrecognized liabilities as of June 30, 2025 and December 31, 2024. The Company did not have any interest or penalties associated with unrecognized tax benefit for the years ended June 30, 2025 and December 31, 2024.
The Company periodically evaluates its tax positions to determine whether it is more likely than not that such positions would be sustained upon examination by a tax authority for all open tax years, as defined by the statute of limitations, based on their technical merits. As of June 30, 2025, and December 31, 2024, the Company has not established a liability for uncertain tax positions.

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
NOTE 3 — BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
Revenue recognition
The Company recognizes revenue under ASC 606 “Revenue from Contracts with Customers”. The core principle of the new revenue standard is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. The following five steps are applied to achieve that core principle:
•
Step 1:   Identify the contract with the customer

•
Step 2:   Identify the performance obligations in the contract

•
Step 3:   Determine the transaction price

•
Step 4:   Allocate the transaction price to the performance obligations in the contract

•
Step 5:   Recognize revenue when the Company satisfies a performance obligation

The transaction price is the amount of consideration to which an entity expects to be entitled in exchange for transferring promised goods or services to a customer. The consideration promised in a contract with a customer may include fixed amounts, variable amounts, or both.
When determining the transaction price, the Company also considers the effects of all of the following:
•
Variable consideration

•
Constraining estimates of variable consideration

•
The existence of a significant financing component in the contract

•
Noncash consideration

•
Consideration payable to a customer

Revenues generated in 2024 consist of sale of homeware, furniture, food grocery and general supplies. Timing of revenue recognition is at time of delivery when the title transfers to the customer in an amount that reflects the consideration the Company expects to be entitled to in exchange for those goods or services, after considering allowances for refund, price concession, discount and value added tax (“VAT”).
The transaction price is allocated to each distinct performance obligation and recognized as revenue when, or as, the performance obligation is satisfied.
The Company’s policy for revenue recognition is as follows:
BES provides service through online platforms and physical trading locations. Services: Ecommerce management, online marketing services (property listing, ads in marketplaces, banner ads in the Btab network). Revenue is recognized upon the completion of specific performance obligations defined in the customer contract. Contract terms may be in writing, non-written, verbal, or implied. Contract terms define prices, delivery timeline, specifications of performance, and settlement terms. No income was generated in 2024.
BTEC develops and sells software and digital goods and provides technology support. It develops ecommerce sites, platforms and other software applications. It sells digital goods such as domain names and provides software services such as access and use of applications and sites through subscription sales.
Revenue is recognized upon the completion of specific performance obligations or overtime, as defined in the customer contract. Contract terms may be in writing, non-written, verbal, or implied. Contract terms define prices, delivery timeline, specifications of performance, and settlement terms. No income was generated in 2024.

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
NOTE 3 — BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
TE sells homeware and furniture supplies in retail and wholesale. Revenue is recognized upon the delivery or transfer of goods, which is the only specific performance obligation defined in the customer’s contract or terms of sale. Contract terms may be in writing, non-written, verbal, or implied. Contract terms define prices, delivery timeline, specifications of performance, and settlement terms. Approximately $0.64 million in revenues were generated in the six months ended June 30, 2025.
LI manufactures and sells furniture in wholesale. Revenue is recognized upon the delivery or transfer of goods, which is the only specific performance obligation defined in the customer’s contract or terms of sale. Contract terms may be in writing, non-written, verbal, or implied and define prices, delivery timeline, specifications of performance, and settlement terms. Approximately $1.64 million in revenues were generated in the six months ended June 30, 2025.
MI sells food, grocery and general goods supplies in retail and wholesale. Revenue is recognized upon the delivery or transfer of goods, which is the only specific performance obligation defined in the customer’s contract or terms of sale. Contract terms may be in writing, non-written, verbal, or implied. Contract terms define prices, delivery timeline, specifications of performance, and settlement terms. No income was generated in the six months ended June 30, 2025.
Customer contracts or arrangements do not include financing components, non-cash considerations, variable consideration or other considerations payable to customers. Revenues are reported net of sales discount, rebates, returns. Shipping income is charged to customers and earned when goods are delivered.
Foreign currency translation
The Company is exposed to foreign currency translation risk through their foreign branches and subsidiaries. The foreign branches and subsidiaries generally report their earnings in their local currencies. The assets and liabilities of the foreign branches and subsidiaries are translated from their respective local currencies to the U.S. Dollar using exchange rates at the balance sheet dates. The statements of operations for the foreign subsidiaries are translated from their respective local currencies to the U.S. Dollar using average exchange rates for the periods covered by the statements. Related translation adjustments are recorded as a component of accumulated other comprehensive income or loss. Foreign currency transaction gains or losses resulting from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the accompanying consolidated statements of operations.
Commitments and Contingencies
We establish an accrued liability for legal matters when those matters present loss contingencies that are both probable and reasonably estimable. As a litigation matter develops and in conjunction with any outside legal counsel handling the matter, we evaluate on an ongoing basis whether such matter presents a loss contingency that is probable and reasonably estimable. If, at the time of evaluation, the loss contingency related to a litigation matter is not both probable and reasonably estimable, the matter will continue to be monitored for further developments that would make such loss contingency both probable and reasonably estimable. Once the loss contingency related to a litigation matter is deemed to be both probable and reasonably estimable, we will establish an accrued liability with respect to such loss contingency and record a corresponding amount of litigation-related expense. We continue to monitor the matter for further developments that could affect the amount of the accrued liability that has been previously established.
Segments
Our business currently operates through two geographic regions, encompassing four reportable segments: Australia-owned manufactured furniture, Australia third-party produced furniture and home goods, Hong Kong food products and Other (technology and e-commerce services). These segments are structured to align the Company’s products and service offerings based on the geographic location between Australia and Hong Kong and with how the Company’s Chief Operating Decision Maker (“CODM”)

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
NOTE 3 — BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
assesses the Company’s operations. The CODM allocates resources and evaluates the financial performance of each operating segment. The Company’s segments are strategic businesses that are managed separately because each one develops, manufactures and markets distinct products and services. Refer to Note 15, Segments Information, for further detail.
Recent accounting pronouncements
ASU 2023-07 “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures”
Issued in November 2023, this update amends the existing segment reporting guidance (ASC Topic 280) to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses that are regularly provided to the CODM and included within each reported measure of segment profit or loss, an amount for other segment items by reportable segment and a description of its composition, the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources. The amendments in this update were effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024.
The Company adopted this standard on a retrospective basis within our annual report from the year ended December 31, 2024 with no material impact to our consolidated financial statements. See Note 15, “Segment Reporting,” to our consolidated financial statements.
ASU 2023-09 “Income Taxes (Topic 740): Improvements to Income Tax Disclosures”
Issued in December 2023, this update enhances the disclosures required in the income tax reconciliation table and mandates additional information regarding taxes paid in the U.S. and foreign jurisdictions. This update is effective for the current fiscal year. The impact of the new standard on the financial statements was not significant.
ASU 2024-03, “Income Statement — Reporting Comprehensive Income — Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses”
In November 2024, the FASB issued ASU 2024-03, Income Statement — Reporting Comprehensive Income — Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses. This update aims to enhance transparency for users of financial statements by requiring public business entities to disaggregate specific expense categories. The update mandates disclosures in the notes to financial statements, detailing the composition and trends of key expense categories within major income statement captions. These enhanced disclosures are expected to help investors more effectively assess the entity’s performance, understand its cost structure, and make more accurate forecasts of future cash flow. ASU 2024-03 is effective for annual periods beginning after December 15, 2026, and interim periods beginning after December 15, 2027, with early adoption permitted. The Company is currently evaluating the potential impact of ASU 2024-03 on its financial reporting and disclosures.
ASU 2025-03 “Business Combinations (Topic 805): Identifying the Accounting Acquirer in Business Combinations Involving a Variable Interest Entity”
Issued in May 2025, this update clarifies how to determine the accounting acquirer in a business combination when a variable interest entity (VIE) is involved. The amendments require entities to apply specific guidance for identifying the accounting acquirer when power is shared among multiple unrelated parties or when no party clearly has control, reducing diversity in practice and improving consistency in accounting outcomes. The amendments in this update are effective for fiscal years beginning after December 15, 2026, including interim periods within those fiscal years. Early adoption is permitted.
ASU 2025-05 “Financial Instruments — Credit Losses (Topic 326): Practical Expedient and Policy Election for Estimating Expected Credit Losses”

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
NOTE 3 — BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
Issued in July 2025, this update provides a new practical expedient and policy election for entities estimating expected credit losses on certain trade receivables and other financial assets. The amendments allow entities to elect a more streamlined approach when reasonable and supportable forecasts do not significantly affect expected credit losses, thereby reducing complexity and cost of applying the current expected credit loss (CECL) model. The amendments in this update are effective for fiscal years beginning after December 15, 2025, including interim periods within those fiscal years. Early adoption is permitted.
Other Recently Issued Accounting Pronouncements
The Company periodically reviews new accounting standards that are issued. Although some of these accounting standards may be applicable to the Company, the Company has not identified any new standards that it believes merit further discussion, and the Company expects that none would have a significant impact on its consolidated financial statements
NOTE 4 — CONCENTRATION OF CREDIT RISK AND FINANCIAL RISK MANAGEMENT
Concentration of credit risk
Financial instruments, which potentially subject the Company to credit risk, consist principally of cash and accounts receivable.
Cash is maintained with major financial institutions in the USA that are credit worthy. The Company maintains all cash in bank accounts insured up to $250,000 by the US Federal Deposit Insurance Corporation. On June 30, 2025 and December 31, 2024, no cash balances were held in excess of federally insured limits in the USA. The Company also holds deposits on account in Hong Kong and Australia.
Cash is maintained with major financial institutions in Hong Kong that are credit worthy. The Company maintains all cash in bank accounts insured up to HKD 500,000 (approximately USD $64,000) by Hong Kong’s Monetary Authority “Deposit Protection Scheme” (“DPS”).
Cash is maintained with major financial institutions in Australia that are credit worthy. The Company maintains most cash in bank accounts insured up to AUD $250,000 (approximately USD $155,000) by Australian Prudential Regulation Authority’ (APRA) “Federal Claims Scheme” (“FCS”). As on June 30, 2025, and December 31, 2024, no cash balances were held in excess of FCS insured limits in Australia. As on June 30, 2025, and December 31, 2024, no cash balances were held in excess of DPS insured limits in Hong Kong. As of June 30, 2025, and December 31, 2024, 100% of “Note payable” was owed to an unrelated party.
During the six months ended June 30, 2025, one customer made up 10% or more of total sales, and in aggregate 10.6% (approximately $0.24 million) of total sales. During the period ended June 30, 2024, one customer made up 10.6% of total sales (approximately $0.2 million).
During the six months ended June 30, 2025, two suppliers each made up 10% or more of purchases with approximately $0.26 million or 25.9% of total purchases. During the period ended June 30, 2024, four suppliers each made up 10% or more of purchases with approximately $0.7 million or 43.9% of total purchases.
As on June 30, 2025, two suppliers made up 10% or more of accounts payable, and in aggregate 21.2% (approximately $0.1 million) of accounts payable and accrued liabilities. As on December 31, 2024, two suppliers made up 10% or more of accounts payable, and in aggregate 46.2% (approximately $0.5 million) of accounts payable and accrued liabilities.
On June 30, 2025 two customers made up 10% or more of accounts receivable with approximately 0.1 million or 29.6%. On December 31, 2024 one customer made up 10% or more of accounts receivable with approximately 0.1 million or 49.2%.

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
NOTE 4 — CONCENTRATION OF CREDIT RISK AND FINANCIAL RISK MANAGEMENT
 (continued)
Financial risk management objectives and policies
The Company is exposed to various financial risks resulting from its operations. The Company’s management, with the Board of Directors’ oversight, manages financial risks. Material risks are reviewed, mitigated, and monitored by management and governance through business strategies from their experience and use of industry, regulatory and other professional advisors.
Financial risks
The Company’s main financial risk exposure and its financial risk management policies are as follows:
•
Credit risk — The risk of loss associated with a counter-party’s inability to fulfill its payment obligations. Credit risk is limited to the carrying value amount on the balance sheet. There was $238,179 receivable balance on June 30, 2025, and on December 31, 2024, accounts receivable totaled $204,156. The Company has $1,815,938 due to it from related party loan receivables on June 30, 2025 and $1,763,832 on December 31, 2024, these notes are subject to credit risk if related parties are unable to repay when they become due. Payments are currently being made as agreed.

•
Liquidity risk — The risk the Company will not be able to meet its financial obligations as they fall due. The Company manages its liquidity needs by carefully monitoring the cash outflows required for day-to-day operations. The Company is constantly seeking capital from debt and equity relationships with related and unrelated parties to have access to cash as needed to sustain its operations and pay its debts as they become due.

•
Market and other risk — The risk of uncertainty arising primarily from possible movements in its market and their impact on the future economic viability of the Company’s operations and the ability of the Company to raise capital and earn income.

These market risks are evaluated by monitoring changes in key economic indicators and market information on an on-going basis and adjusting operating budgets accordingly. There is a risk of noncompliance with regulators, as the Company is regulated by the OTC Markets and SEC and is publicly quoted.
Regulatory requirements are constantly being revised to protect the markets’ interest. More stringent reporting and disclosure requirements are inevitable. To mitigate the risk of noncompliance the Company regularly consults with its SEC legal counsel, regulatory and financial reporting consultants.
NOTE 5 — ACCOUNTS RECEIVABLE, NET AND REVENUE
The Company adopted ASU 2016-13, ‘Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments,’ on January 1, 2023. The adoption of this standard did not have a material impact on the Company’s consolidated financial statements. The Company determined that its historical loss rates and current conditions, along with reasonable and supportable forecasts, indicated that a credit loss reserve adjustment was necessary for trade receivables. As such, no adjustment to retained earnings was made upon adoption.

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
NOTE 5 — ACCOUNTS RECEIVABLE, NET AND REVENUE (continued)
On June 30, 2025, and December 31, 2024 the Company had $238,179 and $204,156 accounts receivable balances respectively. The following are accounts receivable balances on June 30, 2025, and December 31, 2024 by entity:
Entity	Six Months Ended June 30, 2025	Year ended December 31, 2024
LI	$233,081	$194,852
MI	(0)	(390)
TE	5,098	11,714
BES	—	—
Allowance for credit losses	—	(2,020)
Total accounts receivable	$238,179	$204,156
	Six months ended June 30, 2025
	LI	MI	TE	Total
Beginning allowance for credit losses	$—	$—	$2,020	$2,020
Additional credit losses	—	—	—	—
Write offs	—	—	(12,004)	(12,004)
Recoveries	—	—	9,955	9,955
Translation Adjustment	—	—	29	29
Ending allowance for credit losses	$—	$—	$0	$—
	Year ended December 31, 2024
	LI	MI	TE	Total
Beginning allowance for credit losses	$—	$—	$245,678	$245,678
Additional credit losses	—	—	(84,494)	(84,494)
Write offs	—	—	(148,633)	(148,633)
Translation Adjustment	—	—	(10,531)	(10,531)
Ending allowance for credit losses	$—	$—	$2,020	$2,020
For the three months ended June 30, 2025, and 2024 the Company had sales of $1,129,351 and $1,318,890, respectively. For the six months ended June 30, 2025, and June 30, 2024 the Company had sales of $2,277,545 and $2,907,012, respectively. All revenues are recognized at a point in time. During the three and six months ended June 30, 2025 and 2024, sales is comprised of the following by entity:
Entity	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
LI	848,140	975,483	1,635,472	1,983,868
MI	$—	49,971	11	403,836
TE	$281,211	293,436	642,062	519,309
Total Sales, net	$1,129,351	$1,318,890	$2,277,545	$2,907,012

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
NOTE 6 — PREPAID EXPENSES
On June 30, 2025, and December 31, 2024 the Company had $77,541 and $50,594 prepaid expenses.
The following are prepaid expenses balances on June 30, 2025 and December 31, 2024, by entity:
As of June 30, 2025	LI	MI	TE	Total
Prepaid insurance	$50,965		$7,609	$58,574
Prepaid other trade vendors	18,967			18,967
Total Prepaid expense	$69,932	$—	$7,609	$77,541
As of December 31, 2024	LI	MI	TE	Total
Prepaid insurance	$6,728	$—	$33,662	$40,390
Prepaid other trade vendors	10,204	—	—	10,204
Total Prepaid expense	$16,932	$—	$33,662	$50,594
NOTE 7 — INVENTORY
On June 30, 2025, and December 31, 2024 the Company had $1,607,719 and $1,532,024 inventory on hand. The following are inventory on hand balances by entity:
As of June 30, 2025	LI	MI	TE	Total
Raw materials	$375,505	$—	$—	$375,505
Work in progress	53,932	—	—	53,932
Finished goods	298,966	2,308	1,130,569	1,431,843
Total inventory	728,403	2,308	1,130,569	1,861,280
Less: Allowance for obsolete and slow moving items	(18,024)	—	(235,537)	(253,561)
Total Inventory, net	$710,379	$2,308	$895,032	$1,607,719
As of December 31, 2024	LI	MI	TE	Total
Raw materials	$362,021	$—	$—	$362,021
Work in progress	51,996	—	—	51,996
Finished goods	288,229	2,333	1,127,561	1,418,123
Total inventory	702,246	2,333	1,127,561	1,832,140
Less: Allowance for obsolete and slow moving items	(16,952)	—	(283,164)	(300,116)
Total Inventory, net	$685,294	$2,333	$844,397	$1,532,024
NOTE 8 — PROPERTY, PLANT, AND EQUIPMENT
On June 30, 2025 and December 31, 2024 the Company held property, plant, and equipment in the amounts of $151,349 and $154,260, respectively. The following are property, plant, and equipment balances on June 30, 2025 and December 31, 2024 by type:

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
NOTE 8 — PROPERTY, PLANT, AND EQUIPMENT (continued)
Description	As of June 30, 2025	As of December 31, 2024
Furniture and fittings	410,277	385,383
Plant and equipment	805,992	747,839
Motor vehicle	555,409	542,778
Total property, plant, and equipment	1,771,679	1,676,000
Less: Accumulated deprecation and amortization	(1,620,330)	(1,521,740)
Property, plant, and equipment, net	151,349	154,260
For the three months ended June 30, 2025 and 2024, depreciation expense was $11,508 and $11,965, respectively. For the six months ended June 30, 2025 and 2024, depreciation expense was $23,082 and $19,835 respectively. There were no write-offs of property, plant, and equipment during either the three- or six-month periods ended June 30, 2025 and 2024; however, disposals amounted to $21,358 and $47,399 for the three months ended June 30, 2025 and 2024, respectively, and $21,358 and $98,217 for the six months ended June 30, 2025 and 2024, respectively.
NOTE 9 — ACCOUNTS PAYABLE, OTHER CURRENT LIABILITIES AND ACCRUED EXPENSES
Accounts payable and other current liabilities include payables for vendors and creditors on account for the purchase of goods and services to each entity as well as amounts owed to the buyer of the assets (see Note 11) for revenue collected on their behalf. The total amount owed on June 30, 2025, and December 31, 2024, was $2,104,426 and $1,535,434 respectively with details as follows:
Accounts Payable and Other Current Liabilities	As of June 30, 2025	As of December 31, 2024
Credit card	$255,479	$220,358
Customer deposit	582,194	149,987
Vendors	1,266,753	1,165,089
Total Accounts Payable and Accrued Liabilities	$2,104,426	$1,535,434
Accrued expenses are primarily comprised of amounts owed to the taxing authorities including the goods and services tax (“GST”), payroll related payables including pay as go withholding (“PAYG withholding”) and superannuation, as well as amounts owed to financial institutions and customers. The total amount owed on June 30, 2025 and December 31, 2024, was $368,406 and $333,824, respectively, with details as follows:
Accrued Expenses	As of June 30, 2025	As of December 31, 2024
Accrued compensations and benefits*	$(13,422)	$9,212
Non US GST liabilities	324,266	273,015
Vendors	57,562	51,597
Total Accrued Expenses	$368,406	$333,824

(1)
June 30, 2025 and December 31, 2024 balance includes receivable balance from ATO of $221,313 and $234,634 respectively, resulting in a net receivable balance for the six month period ended June 30, 2025

(2)
June 30, 2025 and December 31, 2024 balance includes late tax filing penalty accrual of $50,000

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
NOTE 10 — RELATED PARTY TRANSACTIONS
Related party receivables and payables
Related party receivables and payables owed are noninterest bearing and due on demand. Related parties extend funding to the Company to support operations and collect customer balances on its behalf. Amounts owed are a result of such transactions. Excluding leases (See Note 13), on June 30, 2025 and December 31, 2024, related party loan receivables totaled are $1,815,938 and $1,763,832, respectively, and related party payables totaled are $2,761,606 and $1,857,614, respectively.
The following tables set forth the related party transactions of our Company that occurred during the years as presented (for the portion of such period that they were considered related):
Related Party — Related Company*	Related Party — Directors
TEW Investments Pty Ltd	Mr. Qun Hua Wang
Mobilia Australia	Mr. Yu-Hua Wang
Dolce Home	Mr. A Menna
Super fund Home	Ms. Frank Menna
Drip Dry International Pty Ltd	Mr. Xiaokang Wang
Menna Holding	Mr. David Oui
Pro Hold Pty Ltd	Mr. Binson Lau
Multicorp Management Pty Ltd	Mr. Cornell
Pures Skincare Pty Ltd
Innovation Properties Pty Ltd
Btab Product Management Pty Ltd
Ideal Workforce
Property Holdings
Anthony Meena Family Trust Frank
Meena Family Trust Btab
Corporation
BTAB Group Pty Ltd

*
The related companies are under various common directors, listed above, of the group and its subsidiaries.

Related party receivable transactions for the six months ended June 30, 2025;
Relationship	Loan receivable, related parties, current portion Director	Loan receivable, related parties, current portion Related company	Total
Entity
Sum of Opening balance	$306,571	$1,457,261	$1,763,832
Additions / drawdowns	332,151	131,071	463,222
Funds drawn from company	134,036	53,741	187,777
Payment of Related Parties loans/ expenses by the company	189,116	77,330	266,446
Adjustment entries	8,999	—	8,999
Principal reduction / Repayments	(296,219)	(214,356)	(510,575)
Settlements made	(109,088)	(10,100)	(119,188)
Set off against lease rentals(1)	(147,434)	(205,119)	(352,553)
Payment for suppliers on behalf of company	(39,697)	(65,500)	(105,197)
Adjustment entries(2)	—	66,363	66,363

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
NOTE 10 — RELATED PARTY TRANSACTIONS (continued)
Relationship	Loan receivable, related parties, current portion Director	Loan receivable, related parties, current portion Related company	Total
Transfers (Credits)	—	(874)	(874)
Foreign currency translation	8,180	92,153	100,333
Ending balance	$350,683	$1,465,255	$1,815,938

(1)
including GST

(2)
Balances in general ledger accounts that pertained to transactions with Directors were reclassified to be included in the respective Directors’ receivable /payable account

Related party payable transactions for the six months ended June 30, 2025;
Relationship	Loan payable, related parties, current portion Director	Loan payable, related parties, current portion Related company	Total
Entity
Opening balance	$1,330,264	$527,350	$1,857,614
Additions / drawdowns	512,331	367,813	880,144
Payments made on behalf of TE	403,353	5,239	408,592
Loans obtained	108,978	362,574	471,552
Principal reduction / Repayments	(7,408)	(44,016)	(51,424)
Payments made on behalf of related party	(7,408)	(33,667)	(41,075)
Funds drawn from company	—	(10,349)	(10,349)
Transfers (Debits)	11,283	—	11,283
Foreign currency translation	35,863	28,126	63,989
Ending balance	$1,882,333	$879,273	2,761,606
Related party receivable transactions for the year ended December 31, 2024;
Relationship	Loan receivable, related parties Director	Loan receivable, related parties Related company	Total
Opening balance	$784,561	$1,968,580	$2,753,141
Additions / drawdowns	501,551	310,397	811,948
Receivables collected on behalf of the Company	155,740	—	155,740
Funds drawn from the Company	135,857	—	135,857
Payment of related party loans/expenses by the Company	58,130	310,397	368,527
Payment adjustment on truck purchase	87,172	—	87,172
Loan collected on behalf of the Company	64,652	—	64,652
Principal reduction / Repayments	(723,268)	(578,330)	(1,301,598)
Settlements made	(37,745)	—	(37,745)
Set off against lease rentals(1)	(223,200)	(367,382)	(590,582)

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
NOTE 10 — RELATED PARTY TRANSACTIONS (continued)
Relationship	Loan receivable, related parties Director	Loan receivable, related parties Related company	Total
Payment for suppliers on behalf of Company	(316,402)	(230,406)	(546,808)
Reclassifications(2)	(145,921)	19,458	(126,463)
Transfers(Credits)	(202,603)	(60,731)	(263,334)
Foreign currency translation	(53,670)	(181,227)	(234,897)
Other (charged to income statement)	—	(1,428)	(1,428)
Ending balance	$306,571	$1,457,261	$1,763,832

(1)
including GST

(2)
Balances in general ledger accounts that pertained to transactions with Directors were reclassified to be included in the respective Directors’ receivable /payable account

Related party payable transactions for the year ended December 31, 2024;
Relationship	Loan payable, related parties, current portion Director	Loan payable, related parties, current portion Related company	Total
Opening balance	$615,446	$225,725	$841,171
Additions / drawdowns	1,066,932	585,798	1,652,730
Cash received	171,403	10,100	181,503
Payments made on behalf of the Company	809,101	435,301	1,244,402
Loans obtained	86,428	140,397	226,825
Principal reduction / Repayments	(37,109)	(47,451)	(84,560)
Funds drawn from Company	(37,109)	—	(37,109)
Payments made on behalf of related party	—	(47,451)	(47,451)
Transfers (Debits)	(271,237)	(215,910)	(487,147)
Foreign currency translation	(43,768)	(20,812)	(64,580)
Ending balance	$1,330,264	$527,350	$1,857,614
NOTE 11 — SHAREHOLDERS’ EQUITY (DEFICIT)
On March 3, 2023, ASA (currently known as BEG) closed a reverse acquisition agreement, originally entered into on January 12, 2023, with the “Btab Group”, a group of businesses not previously affiliated with the Company, in which Btab Group effected a reverse merger and took control of ASA. Btab Group has five wholly owned subsidiaries: (1) Lounge Innovation WA Pty Ltd, (2) Btab Ecommerce Services Pty Ltd, (3) Millennium Impex Limited, (4) TE Wang Pty Ltd and (5) Btab Technology Pty Ltd. The group is in the industry of e-commerce support services through the development of Ecommerce Platforms, Social Commerce Marketplaces, Domain Name Networks, and Online Marketing Networks and the Manufacturing and Sale of Furniture, Home Goods, Food and Supplies retail and wholesale. The Company issued 625,701,393 shares of its common stock to Btab Group and certain of its affiliates, and 10,000,000 shares of its preferred stocks to the director of Btab Group as consideration.
The Company has 950,000,000 shares of Common Stock authorized for issuance with a par value of $0.001. 695,223,770 shares of Common Stock were issued and outstanding on June 30, 2025 and December 31, 2024.

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
NOTE 11 — SHAREHOLDERS’ EQUITY (DEFICIT) (continued)
The Company has 20,000,000 shares of Preferred Stock authorized for issuance with a par value of $0.001. 10,000,000 shares of Series A Preferred Stock were issued and outstanding on June 30, 2025 and December 31, 2024, all of which were held by Mr. Binson Lau, the Company’s CEO. On all matters for which shareholder approval is required, each Series A Preferred Share is equal to one hundred Common Stock shares. 1,000,000 of these authorized Preferred Stock are designated as Convertible Preferred Stock. Each share of Convertible Preferred Stock is convertible at the shareholders’ option into 1,000 shares of Common Stock and 1,000 Common Stock Purchase Warrants to buy shares of Common Stock at $0.25 per share for five years from the date of issuance. No Convertible Preferred Stock was issued and outstanding on June 30, 2025 and December 31, 2024.
The Preferred Stock ranks senior to the Common Stock with respect to the payment of dividends and rights to payment on dissolution, liquidation, and winding up of the Company. There are no warrants issued and outstanding on June 30, 2025 and December 31, 2024.
NOTE 12 — INCOME TAXES
The Company is subject to income taxes by entity on income arising in or derived from the tax jurisdiction in which each entity is domiciled. The Company conducts all of its businesses through its subsidiaries and affiliated entities, principally in Hong Kong (“HK”) and Australia.
The Company’s U.S. parent company is subject to U.S. income tax rate of 21% and files U.S. federal income tax return. As of June 30, 2025 and December 31, 2024, the U.S. entity has net operating loss (“NOL”) carry forwards for income tax purposes of $1,286,856 and $856,144, respectively. The Company’s subsidiary LI and TE is subject to 25% corporate income tax in Australia, while the Company’s subsidiary MI is subject to 16.5% corporate income tax in HK.
Loss before income taxes consists of the following:
	For the Three Months Ended June 30, 2025	For the Three Months Ended June 30, 2024	For the Six Months Ended June 30, 2025	For the Six Months Ended June 30, 2024
United States	159,814	141,155	430,713	277,553
Foreign	314,449	339,729	498,726	563,024
Total	474,263	480,884	929,439	840,577
The Company did not provide any current or deferred U.S. federal income tax provision or benefit for the six months ended June 30, 2025 and the year ended December 31, 2024, as it incurred tax losses during both years. No tax returns were prepared or estimated balances were determined for 2024, and there is no change in the estimated deferred asset and valuation allowance. Net income in 2024 was minimal, fell under various foreign jurisdictions, and if the Company is subject to taxable income in the U.S., it may be permitted to offset it against net operating losses carried forward. When it is more likely than not that a tax asset cannot be realized through future income, the Company must record an allowance against any potential future tax benefit.
During the year ended December 31, 2023, the Company experienced a delay in filing certain international information returns as well as the U.S. federal income tax return for the 2023 tax year. On June 21, 2024, the Company engaged a Texas-based CPA firm to prepare its 2023 tax filings and paid a partial fee to initiate the work. However, due to circumstances beyond the control of both the Company and the CPA firm, specifical operational disruptions caused by Hurricane Beryl, which impacted the Sugar Land, Texas region in July 2024, as well as staffing shortages — the firm was unable to complete the engagement.
The Company had extended its return to October 15, 2024, and the IRS subsequently extended the filing deadline to February 15, 2025, as part of its disaster relief measures for areas affected by Hurricane

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
NOTE 12 — INCOME TAXES (continued)
Beryl. Due to unforeseen disruptions affecting the initial firm’s ability to complete the engagement, the Company engaged a larger national firm, Bennett Thrasher LLP, on January 24, 2025, to complete the tax filings. Due to onboarding and data migration, the international information returns were not submitted by the IRS disaster-relief deadline. Subsequently, the Company engaged an alternative service provider to complete the filings. the U.S. federal income tax return for the 2023 tax year was successfully submitted on July 21, 2025, and the filing status has been acknowledged as accepted.
The Company intends to actively pursue penalty relief from the IRS under both the reasonable cause standard and First-Time Abatement principles. Based on the Company’s clean compliance history, timely good-faith actions, and established IRS relief guidance, management believes the likelihood of a material penalty is remote but reasonably possible and, accordingly, has an existing accrued penalty in the amount of $50,000 on the balance sheet as of June 30, 2025.
The operational and compliance delays caused by Hurricane Beryl, along with the change in tax preparers, did not materially impact the Company’s deferred tax positions or current period tax expense.
Management continues to monitor the realizability of net operating losses in U.S. and foreign jurisdictions, and no new tax legislation affecting the Company’s tax rate or deferred balances was enacted during the reporting periods.
With the exception of foreign jurisdictions in which subsidiaries have a history of reported earnings, the Company has provided a full valuation allowance against the net deferred tax asset, consisting of net operating loss carry forwards, because management has determined that it is more likely than not that it will not earn income sufficient to realize the deferred tax assets in the future. The Company’s tax expense differs from the “expected” tax expense for Federal and State income tax purposes (computed by applying the United States Federal tax rate of 21% and the State tax rate of 5.75% to income before taxes), as follows:
Excluding the penalty, the primary components of our deferred tax assets and (liabilities) were as follows:
	For the Six Months Ended June 30, 2025	For the Year ended December 31, 2024
Assets
State income tax – net operating losses, credits and other	$58,455	$38,890
Federal net operating losses, credits	270,240	179,790
Foreign net operating losses	438,666	311,461
Valuation allowance	(328,695)	(218,680)
Total deferred tax assets	$438,666	$311,461
Liabilities
Foreign – Property, plant and equipment	—	—
Total deferred tax liability	$—	$—
The deferred tax assets associated with loss carry forwards and the related expiration dates are as follows:
	Amount	Expiration
U.S. Federal net operating losses	1,286,856	Indefinite
Income tax expense (benefit) consists of the following components:

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
NOTE 12 — INCOME TAXES (continued)
	For the Three Months Ended June 30, 2025	For the Three Months Ended June 30, 2024	For the Six Months Ended June 30, 2025	For the Six Months Ended June 30, 2024
Federal
Current.	$—	$—	$—	$—
Deferred	(33,561)	(29,643)	(90,450)	(58,287)
State
Current	—	—	—	—
Deferred	(7,259)	(6,412)	(19,565)	(12,608)
Foreign
Current	78,059	83,968	123,028	138,600
Deferred	(158,611)	(83,968)	(246,306)	(138,611)
Total income tax expense	$(121,372)	$(36,055)	$(233,293)	$(70,906)
Change in allowance	40,820	36,055	110,015	70,895
Total income tax expense, net	$(80,552)	$—	$(123,278)	$(11)
Our effective tax rate differs from the U.S. federal income tax rate for the following reasons:
(% of income before income taxes)	For the Three Months Ended June 30, 2025		For the Three Months Ended June 30, 2024
Statutory tax rate	99,595	21.00%	100,985	21.00%
Increase (reduction) in income taxes resulting from:
Difference in tax rates	12,024	2.54%	12,625	2.63%
State income taxes	-7,259	-1.53%	-6,412	-1.33%
Change in valuation allowance	-26,301	-5.55%	-23,231	-4.83%
Permanent differences / discrete items	—	0.00%	—	0.00%
Effective tax rate	78,059	16.46%	83,968	17.46%
(% of income before income taxes)	For the Six Months Ended June 30, 2025		For the Six Months Ended June 30, 2024
Statutory tax rate	195,182	21.00%	176,521	21.00%
Increase (reduction) in income taxes resulting from:
Difference in tax rates	18,295	1.97%	20,364	2.42%
State income taxes	-19,565	-2.11%	-12,608	-1.50%
Change in valuation allowance	-70,884	-7.63%	-45,678	-5.43%
Permanent differences / discrete items	—	0.00%	—	0.00%
Effective tax rate	123,028	13.24%	138,599	16.49%
The annual offset of the Company’s carryforward tax losses against any future taxable profits may be limited under the provisions of Internal Revenue Code Section 382 upon any change(s) in control of the Company. The Company has not taken a tax position that, if challenged, would have a material effect on the consolidated financial statements for the six months ended June 30, 2025 and the year ended December 31, 2024, as defined under ASC 740, “Income Taxes.” The Company did not accrue liability for uncertain tax positions. The Company’s tax returns are subject to examination by tax authorities beginning with the year ending December 31, 2021.

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
NOTE 12 — INCOME TAXES (continued)
For the three months ended March 31, 2025, the Company paid income taxes of $57,686, all of which related to foreign jurisdictions. For the six months ended June 30, 2025, total income taxes paid amounted to $118,641, also entirely attributable to foreign jurisdictions. No income tax payments were made during the comparable three- and six-month periods ended June 30, 2024. The payments primarily consisted of Australian income taxes paid by subsidiary TE and Hong Kong income taxes paid by subsidiary MI.
NOTE 13 — COMMITMENTS AND CONTINGENCIES
General litigation
From time to time, the Company may be subject to legal proceedings, claims, and liabilities that arise in the ordinary course of business. The Company is not aware of any pending litigation as of the date of this report, and therefore, in the opinion of management and based upon the advice of its outside counsels any potential liability from such matters would not be material to the Company’s financial position, results of operations, and cash flows.
BES
BES historically leased offices from third parties classified as an operating lease. The lease, however, was terminated on December 8, 2023 because the CEO’s private company bought the building and eliminated the monthly rent costs to Btab Ecommerce Group.
Lease — TE
TE entered into a lease agreement on July 1, 2023, with a related party, to lease an office located at 743 Marshall Road, Malaga, WA, 6090 for $133,655 (AUD $203,247) per year payable in monthly installments of $11,138 (AUD $16,937). The lease expires on June 30, 2026. The first 12 months of lease payments were abated, all future payments after the first year of payments have an increase of 3% per year. In accordance with ASC 842, all future lease payments were discounted by the incremental borrowing rate of 7% to determine the present value of the lease at inception and the cost basis of the ROU assets. Future minimum lease payments, exclusive of common area maintenance, are as follows:
Six Months Ended June 30,
2025	$70,898
2026	$70,898
2027	—
Total future lease payment	$141,796
TE entered into another lease agreement on July 1, 2023, with a related party to lease an office located at Unit 2,1 Principal Link, Malaga, WA 6090 for $86,229 (AUD $131,127) per year payable in monthly installments of $7,186 (AUD $10,927). The lease expires on June 30, 2026. The first 12 months of lease payments were abated, all future payments after the first year of payments have an increase of 3% per year. In accordance with ASC 842, all future lease payments were discounted by the incremental borrowing rate of 7% to determine the present value of the lease at inception and the cost basis of the ROU assets. Future minimum lease payments, exclusive of common area maintenance, are as follows:
Six Months Ended June 30,
2025	$45,740
2026	$45,740
2027	—

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
NOTE 13 — COMMITMENTS AND CONTINGENCIES (continued)
Six Months Ended June 30,
Total future lease payment	$91,480

The lessor of both leases is TE Wang Family Trust, a related party under ASC 850, as it is controlled by members of the Wang family. Qun Hua Wang, a Director of TE, is a principal of the trust and also one of the lease signatories. Accordingly, this arrangement represents a common control lease as defined under ASU 2023-01. The lease was negotiated on a non-market basis and includes non-standard terms such as full first-year rent abatement and annual escalation clauses.
Management has assessed the legally enforceable terms and conditions of this lease to determine the lease classification as an operating lease and ROU asset valuation, as the Company is not eligible for the practical expedient available to private entities under ASC 842-10-15-3A. No leasehold improvements were made in connection with this lease as of June 30, 2025.
TE has various lease arrangements from third parties under lease classified as operating leases. Total rental expenses paid for the six months ended June 30, 2025 and June 30, 2024 were $109,235 and $113,343, respectively.
Lease — Lounge Innovation WA Pty Ltd
Lounge Innovation WA Pty Ltd entered into a lease agreement on January 1, 2024, with a related party, to lease a showroom and warehouse located at No.3 Yelland Way, Bassendean, WA, 6054 for $355,104 (AUD $540,000) per year payable in monthly installments of $29,592 (AUD $45,000). The lease expires on December 31, 2027. The first 12 months of lease payments were abated, all future payments after the first year of payments have an increase of 4% per year. In accordance with ASC 842, all future lease payments were discounted by the incremental borrowing rate of 7% to determine the present value of the lease at inception and the cost basis of the` ROU assets. Future minimum lease payments, exclusive of common area maintenance, are as follows:
Six Months Ended June 30,
2025	$184,654
2026	384,080
2027	399,444
Total future lease payment	$968,178
The lessor, Anthony Menna, is a related party under ASC 850, as he is both the landlord of the premises and a Director of Lounge Innovation WA Pty Ltd, the lessee. Accordingly, this arrangement qualifies as a common control lease as defined under ASU 2023-01.
Management has evaluated the legally enforceable terms and conditions of the lease in accordance with ASC 842 and determined it should be classified as an operating lease. As a public business entity, the Company is not eligible to apply the practical expedient available to private entities under ASC 842-10-15-3A, and therefore did not apply it. No leasehold improvements were made in connection with this lease as of June 30, 2025.
Lounge Innovation WA Pty Ltd has net off $182,555 (AUD $280,800) of total rental expenses for the six months ended June 30, 2025 from the loan receivable from Property Holdings WA Pty Ltd, a related company that holds the leased property, with Anthony Menna as its sole director. Additionally, the loan receivable gets reduced by a 10% GST in the amount of $18,256 (AUD $28,080) at interim period currency rates.

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
NOTE 13 — COMMITMENTS AND CONTINGENCIES (continued)
Notes payable
The Company has an unsecured note payable with an unrelated entity for $300,000 signed on December 31, 2015, with a maturity date of December 31, 2020. The note carries an annual interest rate of 4% and a default interest rate of 10%. Interest is payable monthly. On December 31, 2020, the note fell into default and all outstanding principal and interest is due on demand. The default interest was waived for 2025 and 2024. The following are the terms and balances owed for the note payable:
					Note Payable Balance as of
Effective	Interest Rate	Default Interest Rate	Original Principal	Maturity Date	June 30, 2025	December 31, 2024
12/31/2015	4%	10%	$300,000	12/31/2020	$300,000	$300,000
ASA was a shell Company acquired in March 2023, that was obligated for this note payable. The accrued interest on the note payable for the period ended June 30, 2025 and December 31, 2024, was $73,348.
Loan Payable
LI has the following short-term borrowings due to unrelated parties through the issuance of a credit instruments or overdraft facilities:
					Net Carrying Value
Loan	Principal Amount	Issuance Date	Maturity Date	Interest Rate	June 30, 2025	December 31, 2024
A	$2,045,378	December 1, 2023	November 30, 2026	8.12%	$1,976,632	$1,859,071
B	160,428	December 1, 2023	February 27, 2026	8.12%	154,072	144,908
C	1,021,834	December 1, 2023	November 30, 2026	8.12%	981,371	923,004
D	338,931	December 6, 2023	November 30, 2026	10.61%	154,907	364,710
E	403,979	December 6, 2023	February 27, 2026	10.72%	324,316	304,161
F	9,467	December 8, 2023	May 5, 2024	11.70%	1,956	7,360
G	21,842	February 18, 2022	February 18, 2025	6.48%	—	1,209
H	75,072	September 12, 2024	December 9, 2026	23.26%	49,068	73,651
I	7,989	November 29, 2024	August 18, 2025	12.40%	19,983	7,102
J	145,622	February 21, 2025	December 21, 2025	8.68%	56,729	—
Total principal debt					$3,719,034	$3,685,176

*
Maturity date represents the date on which the loan facility expires and is due for renewal. Further, loans with maturity date in 2024 and through the date of these financial statements were renewed however the Company is awaiting renewal agreements to be provided by the Banks.

The weighted-average interest rate for the outstanding loan payable is 8.7% and 8.9% for the six months ended June 30, 2025 and the year ended December 31, 2024, respectively. The loans are subject to annual renewal and the scheme of renewal will be available until the maturity date. The accrued interest for the outstanding loan payable is $40,093 for the six months ended June 30, 2025 and $10 for the year ended December 31, 2024.

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
NOTE 13 — COMMITMENTS AND CONTINGENCIES (continued)
Related Party
Related party debt owed is noninterest bearing and due on demand. Related parties extend funding to the Company to support operations resulting in loan payables owed by the Company and collect from its customers on its behalf, resulting in related party loan receivable due to the Company. On June 30, 2025 and December 31, 2024, related party loan receivables totaled $1,815,938 and $1,763,832, respectively, and related party payables totaled are $2,761,606 and $1,857,614, respectively.
NOTE 14 — SEGMENT REPORTING
Our business currently operates through two geographic regions, encompassing four reportable segments: Australia-owned manufactured furniture, Australia third-party produced furniture and home goods, Hong Kong food products and other (technology and e-commerce services), in accordance with ASC Topic 280, Segment Reporting.
This segment reporting structure aligns with how the Chief Operating Decision Maker (CODM) assesses the Company’s performance and allocates resources. The Company’s Chief Executive Officer identified as the CODM, currently makes key operating decisions based on financial information and allocate resources at the consolidated company level. The CODM regularly reviews operating segments’ financial operating results, specifically net income, to evaluate and make key operating decisions including making resource allocation decisions.
Summarized financial information for the Company’s segments is shown in the following tables:
	Three Months Ended June 30,		Six Months Ended June 30,
In US Dollars	2025	2024	2025	2024
Sales, net
Australia-Owned Manufacture Furniture	$848,140	$975,483	$1,635,472	$1,983,868
Australia third-party produced furniture and home goods	281,211	293,436	642,062	519,309
Hong Kong food products	—	49,971	11	403,835
Others			—	—
Consolidated Sales, net	$1,129,351	$1,318,890	$2,277,545	$2,907,012
Cost of Sales
Australia-Owned Manufacture Furniture	$736,696	$846,633	$1,421,512	$1,721,275
Australia third-party produced furniture and home goods	163,395	139,881	326,124	247,230
Hong Kong food products	—	48,767	2,077	406,356
Others	—	—
Total Cost of Sales	$900,091	$1,035,281	$1,749,713	$2,374,861
Selling and Marketing Expenses
Australia-Owned Manufacture Furniture	$38,515	$38,947	$75,107	$69,165
Australia third-party produced furniture and home goods	4,018	808	7,587	1,218
Hong Kong food products	—	—	—	—
Others	51	—	51	19,157
Total Selling and Marketing Expenes	$42,584	$39,755	$82,745	$89,540
General and Administrative Expenses

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
NOTE 14 — SEGMENT REPORTING (continued)
	Three Months Ended June 30,		Six Months Ended June 30,
In US Dollars	2025	2024	2025	2024
Australia-Owned Manufacture Furniture	$159,753	$210,042	$278,955	$342,976
Australia third-party produced furniture and home goods	196,763	201,907	341,059	405,056
Hong Kong food products	13,749	12,674	25,053	23,562
Others	209,237	203,466	536,449	358,101
Total General and Administrative Expenses	$579,502	$628,089	$1,181,516	$1,129,695
Operating Loss
Australia-Owned Manufacture Furniture	$(86,824)	$(120,139)	$(140,102)	$(149,548)
Australia third-party produced furniture and home goods	(82,965)	(49,160)	(32,708)	(134,195)
Hong Kong food products	(13,749)	(11,470)	(27,119)	(26,083)
Others	(209,288)	(203,466)	(536,500)	(377,258)
Total Segment Operating Loss	$(392,826)	$(384,235)	$(736,429)	$(687,084)

In US Dollars	Six Months Ended June 30, 2025	Year ended December 31, 2024
Identifiable Assets
Australia-Owned Manufacture Furniture	$3,939,719	$3,649,222
Australia third-party produced furniture and home goods	1,336,711	1,408,894
Hong Kong food products	173,841	204,036
Others	1,185,467	977,019
Consolidated Assets	$6,635,738	$6,239,171
During the six months ended June 30, 2025 and the year ended December 31, 2024, the Company initiated a strategic focus on evaluating new market opportunities outside of Hong Kong, resulting in a reallocation of resources and a moderation of business activities within its Hong Kong food products segment. This realignment resulted in a reallocation of resources and a reduction in direct investment and sales efforts within the Hong Kong business. The Company clarifies that operations in Hong Kong have not been abandoned, nor classified as held for sale or discontinued. Rather, the Company continues to maintain an active operational presence in the region. This measured scaling down reflects a targeted approach to optimize performance and identify higher- margin opportunities across the Company’s global footprint.
No impairment charges or restructuring costs were recorded. The operational performance is reflective of the Company’s recalibration of its Hong Kong footprint and the timing of new sales initiatives launched during the year.
This strategic shift was shaped in part by macroeconomic and trade-related developments. Notably, in December 2024, the Chinese government lifted its remaining restrictions on Australian agricultural imports, including meat products. These policy changes materially altered sourcing patterns and introduced heightened competition across regional supply chains, prompting the Company to reassess its product mix and sourcing strategy for the Hong Kong segment.
Looking ahead, management will continue to evaluate the performance and strategic relevance of its Hong Kong operations as part of broader geographic planning. While 2024 included a reduction in activity, the Company remains committed to assessing opportunities for sustainable growth in the region and will adjust the scope and scale of operations as necessary in response to evolving conditions.

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
NOTE 15 — SUBSEQUENT EVENTS
The Company has evaluated subsequent events or transactions occurring through September 18, 2025, the date on which the consolidated financial statements were available to be issued and determined that, there were no material events or transactions are required to be disclosed herein.

Btab Ecommerce Group, Inc. and Subsidiaries
Consolidated Financial Statements
For the Years Ended December 31, 2024, and 2023

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS OF
BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders
Btab Ecommerce Group, Inc. and its subsidiaries
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated balance sheets of Btab Ecommerce Group, Inc. and its subsidiaries (the “Company”), as of December 31, 2024, and 2023, and the related consolidated statement of operations and other comprehensive income/ (loss), statement of cash flows, and statement of changes in shareholders’ equity/(deficit) for each of the two years then ended, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024, and 2023, and the results of its operations and its cash flows for each of the two years then ended, in conformity with the accounting principles generally accepted in the United States of America.
Going Concern
The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company’s financial position and operating results raise substantial doubt about the Company’s ability to continue as a going concern, as reflected by the net loss of $1,850,259 and $863,284 for the fiscal years ended December 31, 2024, and 2023, respectively, accumulated deficit of $5,113,878 and $3,268,734, and negative working capital of $3,863,182 and $1,810,175 as on December 31, 2024, and 2023, respectively. These matters raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the Company’s auditor since 2023.
/s/ Kreit & Chiu CPA LLP
Los Angeles, California
May 14, 2025

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Expressed in US Dollars)
As of December 31,	2024	2023
Assets
Current Assets
Cash	$100,485	$227,743
Accounts receivable, net of allowance for credit losses of $2,020 and $245,678, respectively	204,156	364,150
Prepaid expense	50,594	74,563
Inventory, net	1,532,024	1,927,344
Deposit	—	25,087
Other receivable	47,065	26,295
Deferred offering cost	879,847	—
Loan receivable, related parties	1,763,832	2,753,141
Total Current Assets	4,578,003	5,398,323
Non-Current Assets
Right of use assets, net	$1,195,447	$535,944
Property, plant and equipment, net	154,260	273,732
Deferred tax asset	311,461	62,632
Total Non-Current Assets	1,661,168	872,308
Total Assets	$6,239,171	$6,270,631
Liabilities and Shareholders’ Equity (Deficit)
Current Liabilities
Accounts payable and other current liabilities	$1,535,434	$1,160,879
Accrued expenses	333,824	598,861
Income tax payable	205,246	201,356
Lease liabilities, related party	486,337	185,530
Note payable	300,000	300,000
Loan payable, related parties, current portion	1,857,614	841,171
Loan payable, current portion	3,649,392	3,859,104
Accrued interest	73,338	61,597
Total Current Liabilities	8,441,185	7,208,498
Non-Current Liabilities
Lease liabilities, related party, non-current portion	730,523	353,865
Loan payable, non-current portion	35,784	—
Total Non-Current Liabilities	766,307	353,865
Total Liabilities	$9,207,492	$7,562,363
Shareholders’ Deficit
Common stock – $0.001 par value per share, 950,000,000 shares authorized, 695,223,770 shares issued and outstanding on December 31, 2024 and 2023, respectively	$695,224	$695,224
Preferred stock – $0.001 par value per share, 20,000,000 shares authorized, 10,000,000 shares issued and outstanding on December 31, 2024 and 2023	10,000	10,000
Additional paid-in capital	1,300,749	1,300,749
Accumulated Other comprehensive Income/ (loss) – Foreign currency translation adjustment	139,584	(28,971)
Accumulated deficit	(5,113,878)	(3,268,734)
Total Shareholders’ Deficit	$(2,968,321)	$(1,291,732)
Total Liabilities and Shareholders’ Deficit	$6,239,171	$6,270,631
The accompanying notes are an integral part of these consolidated financial statements.

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND OTHER COMPREHENSIVE INCOME/ (LOSS)
(Expressed in US Dollars)
Years Ended December 31,	2024	2023
Sales, net	$5,367,830	$8,628,160
Cost of sales	4,194,662	7,109,654
Gross Profit	$1,173,168	$1,518,506
Operating Expenses
Selling and marketing expense	$198,407	$137,983
General and administrative expense	2,549,581	1,806,118
Loss from Operations	$(1,574,820)	$(425,595)
Other Expenses (income)
Interest expense	$446,312	$392,675
(Gain) loss on foreign currency exchange	(16,659)	9,156
Other expense, net	14,049	958
Loss Before Income Taxes	$(2,018,522)	$(828,384)
Income tax (benefit) expense	(168,263)	34,900
Net Loss	$(1,850,259)	$(863,284)
Other comprehensive (income) loss – Foreign currency translation adjustments	(168,554)	20,148
Total Comprehensive Loss	$(1,681,705)	$(883,432)
Net Loss per Common Share – Basic and Diluted	$(0.003)	$(0.001)
Weighted Average Common Shares Outstanding – Basic and Diluted	695,223,770	680,262,496
The accompanying notes are an integral part of these consolidated financial statements.

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY/(DEFICIT)
For the Years Ended December 31, 2024 and 2023
(Expressed in United States Dollars)
	Common Stock		Preferred Stock		Additional Paid-In Capital	Accumulated Other Comprehensive Income/ (Loss)	Accumulated Deficit	Total
	Number of Shares	Amount	Number of Shares	Amount
Balance – December 31, 2022*	605,701,393	$605,701	10,000,000	$10,000	$1,749,091	$(8,823)	$(2,277,731)	$78,238
Foreign currency translation adjustment	—	—	—	—	—	(20,147)	—	(20,148)
Adoption of CECL	—	—	—	—	—	—	(127,719)	(127,719)
Capital Contributions and distributions .	—	—	—	—	1,639	—	—	1,639
Shares issued for Btab Group Acquisition	20,000,000	20,000	—	—	(20,000)	—	—	—
ASA reverse merger share issuance	69,522,377	69,523	—	—	(429,981)	—	—	(360,458)
Net loss	—	—	—	—	—	—	(863,284)	(863,284)
Balance – December 31, 2023	695,223,770	$695,224	10,000,000	$10,000	$1,300,749	$(28,970)	$(3,268,734)	$(1,291,731)
Foreign currency translation adjustment	—	—	—	—	—	168,554		168,554
Prior period adjustments	—	—	—	—	—	—	5,115	5,115
Net loss	—	—	—	—	—	—	(1,850,259)	(1,850,259)
Balance – December 31, 2024	695,223,770	$695,224	10,000,000	$10,000	$1,300,749	$139,584	$(5,113,878)	$(2,968,321)

*
605,701,393 shares are retrospectively reported as issued before 2022 due to their issuance in 2023 to affect a reverse merger essentially deemed a reverse recapitalization.

The accompanying notes are an integral part of these consolidated financial statements.

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Expressed in US Dollars)
For the Years Ended December 31,	2024	2023
Cash flows from operating activities
Net loss	$(1,850,259)	$(863,284)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization expense	149,191	47,371
Amortization of ROU assets	479,462	97,782
Accretion of interest for lease liability	76,588	—
Deferred income taxes	(254,390)	(61,471)
Changes in assets and liabilities:
(Increase) decrease in assets:
Accounts receivable	126,553	776,968
Other receivable	(34,308)	105,291
Deposit	22,778	(17,827)
Inventory	233,392	822,284
Prepaid expenses	17,104	34,454
Accounts payable and accrued liabilities	2,143,815	(21,635)
Accrued interest	10,158	12,608
Net cash provided by operating activities	$1,120,084	$932,541
Cash flows from investing activities
Proceeds from the acquisition of ASA	—	4,547
Purchase of property, plant, and equipment	(40,724)	(147,603)
Net cash used in investing activities .	$(40,724)	$(143,056)
Cash flows from financing activities
Equity distributions	$—	$(28)
Collections of loan receivable, related party(1)	$(316,837)	$272,354
Repayments of loan payable, related parties(1).	(803,762)	(1,178,354)
Proceeds of loan payable	175,831	98,275
Payment of deferred offering costs	(284,924)	—
Net cash used in financing activities	$(1,229,692)	$(807,912)
Effect of exchange rate changes on cash	23,074	(24,825)
Net change in cash	$(127,258)	$(43,252)
Cash, beginning of period.	227,743	270,995
Cash, end of period .	$100,485	$227,743
Supplemental disclosure of cash flow information:
Cash paid for interest	$410,671	$354,217
Cash paid for taxes	$8,740	$—
Supplemental disclosure of non-cash investing and financing activities:
Non cash ASA negative net assets acquired	$—	$363,005
Lease expenses offset against loan receivable	$560,297	$224,684
Record ROU lease liability	$1,169,050	$679,365
Capitalization of ROU asset	$1,169,050	$679,365
Salary expense offset against loan receivable	$38,622	$38,430
Deferred offering costs expenses	$594,923	$—
Payment for suppliers on behalf of Company	$1,791,210	$2,024,577
Netting of related party loan receivable/payable	$493,448	$871,245

(1)
See related party transactions in Note 10

The accompanying notes are an integral part of these consolidated financial statements.

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2024, and 2023
NOTE 1 — NATURE OF BUSINESS AND ORGANIZATION
Btab Ecommerce Group, Inc. (“BEG”) consolidated financial statements is comprised of the following entities: Btab Ecommerce Services Pty, Ltd. (BES), Btab Technology Pty, Ltd. (BTEC), Lounge Innovation WA Pty, Ltd. (LI), Millenium Impex Limited (MI), TE Wang Pty Ltd (TE), and is referred to herein as “the Company”. For both 2024 and 2023, the consolidated financial statements comprised of these entities and Btab Ecommerce Group, Inc. (BEG), collectively called “BTAB Group” or “Company”.
American Seniors Association Holding Group, Inc. (“ASA”) was incorporated on February 18, 2010, in the State of Georgia, the United States. The Company offered membership discounts on dental, eye, auto, life, home, pet, and travel insurance along with discounts through a travel and auto club. All sales generating assets were sold on September 11, 2020. During the year ended December 31, 2022, the Company had no revenue stream and was an acquisition target for operating entities seeking to be quoted on the OTC Pink Listing. On January 12, 2023, the ASA was acquired in a reverse recapitalization by the Btab Group. The Btab Group effectively took control of the Company on March 3, 2023, changed its name on March 29, 2023, to Btab Ecommerce Group, Inc. (“BEG”) and changed its quote symbol on June 5, 2023, to BBTT. ASA is now the parent and holding company in the consolidated group and has no operations that generate revenues.
Our business currently operates through two geographic regions, encompassing four reportable segments: Australia-owned manufactured furniture (LI), Australia third-party produced furniture and home goods (TE), Hong Kong food products (MI) and other (technology and e-commerce services).
BES was incorporated on January 29, 2019, in New South Wales, Australia. It operates in the realm of E-commerce, and is a dynamic player engaged in providing ecommerce management services, partnership and online marketing services through both online platforms and physical trading locations. The Company caters to a diverse customer base, ranging from individual one-time purchasers to institutional repeat clients.
BTEC was incorporated on January 30, 2019, in New South Wales, Australia. It offers ecommerce and social commerce solutions, technology services, domain name services and services for development of online marketplace.
LI was incorporated on October 28, 1992, in Western Australia, Australia. It is in the business of furniture manufacturing, wholesale, and research and development on commercial furniture design and manufacturing.
MI was incorporated on September 21, 2015, in Hong Kong, China. It operates in the wholesale food, grocery, and general goods supplies sector.
TE was incorporated on December 7, 2001, in Western Australia, Australia. It is in the business of homeware and furniture supplies.
Our business has traditionally followed seasonal trends, influenced by consumer behavior. Demand tends to peak in the fourth fiscal quarter, when there is more discretionary spending for the holiday season.
For our wholesale operations, the fourth fiscal quarter has historically seen the highest sales volume compared to other quarters. In contrast, our retail segment, which includes company-owned stores, typically experiences its highest sales volume in the second quarter.
We aim to maintain consistent production throughout the year, scheduling manufacturing to ensure steady activity. However, the second and third months generally bring lower demand across the furniture industry. As a result, we usually close our domestic plants for one week each fiscal year to conduct routine equipment maintenance.
At the end of fiscal 2024, we had about 59 full-time equivalent employees, slightly down from around 60 at the end of fiscal 2023. This decrease mainly resulted from efforts to improve efficiency by adjusting

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2024, and 2023
NOTE 1 — NATURE OF BUSINESS AND ORGANIZATION (continued)
staffing levels in our Australia Operations. Of the total employees at the end of fiscal 2024, approximately 38 worked in our Wholesale segment, 8 in Retail, 6 in our support business, with the rest being corporate staff. Most of our employees are full-time.
Currently management uses the legal entities under the other segment to operate the licenses and intellectual property provided by our affiliate company, Btab Group Inc., which currently does not charge any fees for their use.
The Company has elected a December 31 fiscal year-end.
NOTE 2 — GOING CONCERN
The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company’s financial position and operating results raise substantial doubt about the Company’s ability to continue as a going concern, as reflected by the net loss of $1,850,259 for the fiscal year ended December 31, 2024, accumulated deficit of $5,113,878, and negative working capital of $3,863,182 on December 31, 2024.
In order to fund working capital deficiencies or finance transaction costs in connection with an intended initial business combination, our parent company, affiliate entities, or certain members of management including our officers and directors may, but are not obligated to, loan us funds as may be required. The consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.
NOTE 3 — BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES
Basis of presentation
The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America or (“U.S. GAAP”) as found in the Accounting Standards Codification (“ASC”), the Accounting Standards Update(“ASU”) of the Financial Accounting Standards Board (“FASB”) and the rules and regulations of the US Securities and Exchange Commission (the “SEC”) and are expressed in US Dollars. Significant accounting policies applicable to the Company are summarized as follows:
Principals of consolidation — reverse merger
A reverse merger that is a business combination can occur only if the accounting acquiree meets the definition of a business and should be accounted for using the acquisition method. These transactions are unique and often include asset acquisitions, capital transactions, or business combinations, or a combination of these elements.
In accordance with ASC 705 — Reverse Mergers, a reverse recapitalization is a transaction in which a shell company issues its equity interest to effect the acquisition of an operating company. A reverse acquisition is accounted for as a capital transaction equivalent to the operating company issuing its equity for the net assets of the shell company followed by a recapitalization. The shell company is not deemed a business by the SEC and therefore reverse recapitalization is not accounted for as a business combination. Therefore, there is no Goodwill.
The key distinction between a reverse acquisition and a reverse recapitalization is that in a reverse acquisition the legal acquirer/issuer (ASA) is a business and in a reverse recapitalization the legal acquirer/ issuer is a shell company. For accounting purposes, the company that is legally acquired in the reverse merger (i.e., the accounting acquirer) is considered the continuing reporting entity.

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2024, and 2023
NOTE 3 — BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
The reverse merger between the Btab Group and ASA is determined to be a reverse recapitalization in consideration that the accounting acquiror is not a legal acquiror, as the Btab Group obtained control of ASA and ASA was a Shell company and not deemed to be a business.
Reverse recapitalization requires retrospective reporting of the shares issued by the legal acquiror for the purpose of the acquisition. Amounts are consolidated for reporting purposes and shares previously outstanding by the legal acquiror are treated as issued in the year of the reverse merger. Intercompany balances and investments in the entities which acquired the public company would be eliminated for consolidation reporting and the surviving equity reported would be that of the public company.
Use of estimates
The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Foreign Currency Translation
The financial statements of the Company’s foreign subsidiaries are measured using the local currency as the functional currency. Assets and liabilities of these subsidiaries are translated into U.S. dollars at the exchange rate in effect on the balance sheet date, while income and expenses are translated at the average exchange rates prevailing during the period. The resulting translation adjustments are included in a separate component of accumulated other comprehensive income (loss) within stockholders’ deficit. The Company evaluates its foreign subsidiaries to determine the functional currency. Management determines the functional currency based on several factors, including the primary currency in which each entity operates, sources of revenue and expenses, and the level of integration with the Company’s other operations.
Cash
For purposes of reporting within the statements of cash flows, the Company considers all cash on hand, cash accounts not subject to withdrawal restrictions or penalties, and all highly liquid debt instruments purchased with a maturity of 90 days or less to be cash.
Related party disclosures
Under ASC 850 “Related Party Transactions” an entity or person is considered to be a “related party” if it has control, significant influence or is a key member of management personnel or affiliate thereto. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties. The Company, in accordance with ASC 850, presents disclosures about related party transactions and outstanding balances with related parties, see Note 10.
Accounts receivable, net
Accounts receivables are based on amounts billed to customers for services provided and goods sold and amounts due from merchant provider/s. The Company sells goods in accordance with the terms of sale stated in the respective invoices and contracts. Amounts due from merchant service providers are for payments processed and amounts pending to be deposited to the Company’s account. The Company estimates an allowance for credit losses, based upon its review of outstanding receivables, historical collection information (customer-specific credit risk), and existing economic conditions.
Invoices are issued for payments to be made as agreed, yet reported accounts receivable are the net realizable value for sales generated upon specific performance (delivery of the good or performance of the

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2024, and 2023
NOTE 3 — BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
service). Delinquent receivables are directly written off if management is aware of specific circumstances regarding a customer’s inability or unwillingness to pay. Management has made an analysis of its accounts receivable and determined an allowance for credit losses was required as of December 31, 2023, for 68.9% accounts receivable due to TE from its customers. As of December 31, 2024, this allowance for credit loss was reduced by the bad debt recoveries and bad debts written off as explained in Note 5 with no additional allowance deemed necessary.
When allowance for credit losses is estimated, the amount is allocated as a contra account to accounts receivable indirectly adjusting it to its net realizable value and a bad debt expense is incurred. When the Company deems the collections of specific amounts are less likely, they are directly written off by a direct adjustment to accounts receivable and an incurrence of bad debt expense. When an accounts receivable balance previously written off is recovered, a gain is recognized as “Recovered bad debt” and included in other income in the period recovered.
Our allowances for credit losses reflect our best estimate of losses inherent in the trade accounts receivable balance. We determine the allowance based on known troubled accounts, weighing probabilities of future conditions and expected outcomes, and other currently available evidence. Economic forecasts, including inflation trends and interest rate projections, discretionary spending, and consumer behavior were considered but were determined to have an immaterial impact on the expected credit loss as of the adoption date and for the fiscal year ending December 31, 2024
Inventory, net
ASC 330 “Inventory” requires entities to measure inventory at a lower of cost or net realizable value. The net realizable value is the estimated selling price in the ordinary course of business, less reasonably predictable cost of completion, disposal, and transportation. Inventory consists primarily of foods, groceries, furniture and homewares, and are stated at the lower of cost or net realizable value. The Company’s inventory uses the first-in-first-out costing method. Obsolete, damaged, or expired inventories are written off as a loss. An inventory reserve may be allocated to account for potential loss of inventory that could occur in the normal course of business.
Prepaid expense
The Company determines prepaid expenses when payments are advanced to third parties, usually vendors for services to be rendered or goods to be provided overtime or at a point in time. Portions of these advances (usually cash payments) that are allocated as the value for services or goods to be provided in the future are reported as a prepaid expense in the asset section of the consolidated balance sheet.
Deferred offering costs
Deferred offering costs consist of legal, accounting, and other third-party fees directly attributable to a planned equity offering. These costs are initially capitalized as current assets. Upon completion of the offering, the deferred costs are offset against the proceeds and recorded as a reduction to additional paid-in capital. If the offering is abandoned, the costs are expensed immediately in the period the offering is terminated.
Prior period adjustments
From time to time, the Company may identify errors related to prior periods. When such errors are determined to be immaterial to both the current period and the prior period financial statements, they are corrected in the period in which they are identified rather than restating the prior period financial statements.
During the year ended December 31, 2024, the Company identified and corrected certain immaterial errors related to prior periods. These adjustments were primarily related to correcting the misstatements

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2024, and 2023
NOTE 3 — BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
related to depreciation, other general and administrative expenses and liabilities that had a net impact of $5,115. These adjustments were recorded through the opening accumulated equity (deficit) balance in the current year and did not have a material impact on the Company’s financial position, results of operations, or cash flows in any of the periods presented. The Company assessed materiality based on both quantitative and qualitative factors in accordance with the guidance in Staff Accounting Bulletin No. 99, Materiality (SAB 99) and Staff Accounting Bulletin No. 108, Considering the Effects of Prior Year Misstatements When Quantifying Misstatements in Current Year Financial Statements (SAB 108).
Property, plant, and equipment
Property, plant, and equipment are recorded at cost and are depreciated/amortized using the straight- line method over the estimated useful lives of the assets which are as follows:
Computer: 2 to 5 years
Furniture and Fixture: 2 to 10 years
Plant and Equipment: 2 to 14 years
Vehicle: 4 to 8 years
Lease Hold Improvements: 5 to 40 years
Share capital
In accordance with ASC 505 “Equity” the Company considers an equity instrument to be any contract that evidences a residual interest in the assets of an entity after deducting all of its liabilities. The Company’s common and preferred shares are classified as equity instruments. Incremental costs directly attributable to the issuance of new shares are recognized in equity as a reduction from the gross proceeds received from the issued shares.
Basic and diluted earnings per share
Under ASC 260 “Earnings Per Share,” the Company presents basic and diluted earnings (loss) per share (“EPS”) amounts on the face of the consolidated statements of operations. Basic EPS is computed by dividing income (loss) available to common stockholders (the numerator) by the weighted-average number of common shares outstanding (the denominator) during the period. Shares issued during the period and shares reacquired during the period are weighted for the portion of the period they were outstanding. The computation of diluted EPS is similar to the computation of basic EPS except that the denominator is increased to include the number of additional common shares that would have been outstanding if the dilutive potential common shares had been issued. There were no potentially dilutive securities outstanding on December 31, 2024, and 2023.
Fair value of financial instruments
In accordance with ASC 820 “Fair Value Measurement” the Company categorizes financial instruments in a ‘fair value hierarchy which categorizes the inputs used in valuation techniques into three levels. The hierarchy gives the highest priority to (unadjusted) quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The following are the three categories related to the fair value measurement of such assets or liabilities:
•
Level 1 inputs are quoted prices in active markets for identical assets or liabilities that the Company can access at the measurement date, it holds a position in a single asset or liability and the asset or liability is traded in an active market.

•
Level 2 inputs are inputs other than quoted market prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. Inputs are derived principally from or corroborated by observable market data by correlation or other means (‘market-corroborated inputs’).

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2024, and 2023
NOTE 3 — BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
•
Level 3 inputs are unobservable for the asset or liability. An entity develops unobservable inputs using the best information available in the circumstances, which might include the entity’s own data, taking into account all information about market participant assumptions that is reasonably available.

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)	Total as of December 31, 2024
Loan receivable	$—	$—	$1,763,832	$1,763,832
Loan payable	—	—	5,542,790	5,542,790
Note payable	—	—	300,000	300,000
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)	Total as of December 31, 2023
Loan receivable	$—	$—	$2,753,141	$2,753,141
Loan payable	—	—	4,700,275	4,700,275
Note payable	—	—	300,000	300,000
The carrying value of most of the Company’s assets and liabilities on December 31, 2024, and 2023 are deemed to approximate fair value due to their short-term nature.
The above financial instruments are classed at level 3 of the fair value hierarchy. There are no assets or liabilities that require disclosure in level 1 or 2.
Leases
Any lease with a term of 12 months or less is considered short-term. As permitted by ASC 842, short-term leases are excluded from the ROU asset and lease liabilities on the consolidated balance sheets.
Consistent with all other operating leases, short-term lease expense is recorded on a straight-line basis over the lease term.
The Company follows ASC 842 “Leases,” which requires that lessees recognize Right-Of-Use (“ROU”) assets and lease liabilities calculated based on the present value of lease payments for all lease agreements with terms that are greater than twelve months. Lease contracts under ASC 842 are measured and presented in the consolidated financial statements as operating leases.
At the lease’s inception, the Company determines if an arrangement is a lease and if it includes options to extend or terminate the contract if it is reasonably sure that the options will be exercised. It recognizes lease expense for lease payments on a straight-line basis over the lease term.
The ROU asset and related lease liabilities recorded under ASC 842 are calculated based on the present value of the lease payments using (1) the rate implicit in the lease or (2) the lessee’s incremental borrowing rate, defined as the rate of interest that a lessee would have to pay to borrow on a collateralized basis over a similar term an amount equal to the lease payments in a comparable economic environment.
Income taxes
Current income tax is recorded in accordance with the laws of the relevant tax jurisdictions. The Company applies the liability method of income taxes in accordance with ASC Topic 740, Income Taxes

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2024, and 2023
NOTE 3 — BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
(“ASC 740”), which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the consolidated financial statements. Under this method, deferred tax assets and liabilities are provided based on temporary differences arising between the tax bases of assets and liabilities and the financial statements, using enacted tax rates that will be in effect in the period in which the differences are expected to reverse.
Deferred tax assets and liabilities are recognized for the expected future tax consequences of events that have been included in the consolidated financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The deferred tax assets of the Company relate to operating loss carryforwards for federal income tax purposes. A full valuation allowance for deferred tax assets has been provided as the Company believes there is a potential the deferred tax asset will not be realized in consideration of the going concern condition and related uncertainties. Realization of deferred tax assets is dependent on the Company generating sufficient taxable income in future periods.
Uncertain tax positions
The Company applies the provisions of ASC 740, in accounting for uncertainty in income taxes. ASC 740 clarifies the accounting for uncertainty in income taxes by prescribing the recognition threshold a tax position is required to meet before being recognized in the consolidated financial statements. The Company has elected to classify interest and penalties related to an uncertain tax position (if and when required) as part of “income tax expenses” in the consolidated statements of operations and comprehensive income (loss). The Company did not have any significant unrecognized uncertain tax positions or any unrecognized liabilities as of December 31, 2023 and 2024. The Company did not have any interest or penalties associated with unrecognized tax benefit for the years ended December 31, 2023 and 2024.
The Company periodically evaluates its tax positions to determine whether it is more likely than not that such positions would be sustained upon examination by a tax authority for all open tax years, as defined by the statute of limitations, based on their technical merits. As of December 31, 2024, and 2023, the Company has not established a liability for uncertain tax positions.
Revenue recognition
The Company recognizes revenue under ASC 606 “Revenue from Contracts with Customers”. The core principle of the new revenue standard is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. The following five steps are applied to achieve that core principle:
•
Step 1:   Identify the contract with the customer

•
Step 2:   Identify the performance obligations in the contract

•
Step 3:   Determine the transaction price

•
Step 4:   Allocate the transaction price to the performance obligations in the contract

•
Step 5:   Recognize revenue when the Company satisfies a performance obligation

The transaction price is the amount of consideration to which an entity expects to be entitled in exchange for transferring promised goods or services to a customer. The consideration promised in a contract with a customer may include fixed amounts, variable amounts, or both.
When determining the transaction price, the Company also considers the effects of all of the following:
•
Variable consideration

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2024, and 2023
NOTE 3 — BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
•
Constraining estimates of variable consideration

•
The existence of a significant financing component in the contract

•
Noncash consideration

•
Consideration payable to a customer

Revenues generated in 2024 consist of sale of homeware, furniture, food grocery and general supplies. Timing of revenue recognition is at time of delivery when the title transfers to the customer in an amount that reflects the consideration the Company expects to be entitled to in exchange for those goods or services, after considering allowances for refund, price concession, discount and value added tax (“VAT”).
The transaction price is allocated to each distinct performance obligation and recognized as revenue when, or as, the performance obligation is satisfied.
The Company’s policy for revenue recognition is as follows:
BES provides service through online platforms and physical trading locations. Services: Ecommerce management, online marketing services (property listing, ads in marketplaces, banner ads in the Btab network). Revenue is recognized upon the completion of specific performance obligations defined in the customer contract. Contract terms may be in writing, non-written, verbal, or implied. Contract terms define prices, delivery timeline, specifications of performance, and settlement terms. No income was generated in 2024.
BTEC develops and sells software and digital goods and provides technology support. It develops ecommerce sites, platforms and other software applications. It sells digital goods such as domain names and provides software services such as access and use of applications and sites through subscription sales.
Revenue is recognized upon the completion of specific performance obligations or overtime, as defined in the customer contract. Contract terms may be in writing, non-written, verbal, or implied. Contract terms define prices, delivery timeline, specifications of performance, and settlement terms. No income was generated in 2024.
TE sells homeware and furniture supplies in retail and wholesale. Revenue is recognized upon the delivery or transfer of goods, which is the only specific performance obligation defined in the customer’s contract or terms of sale. Contract terms may be in writing, non-written, verbal, or implied. Contract terms define prices, delivery timeline, specifications of performance, and settlement terms. Approximately $1.17 million in revenues were generated in 2024.
LI manufactures and sells furniture in wholesale. Revenue is recognized upon the delivery or transfer of goods, which is the only specific performance obligation defined in the customer’s contract or terms of sale. Contract terms may be in writing, non-written, verbal, or implied and define prices, delivery timeline, specifications of performance, and settlement terms. Approximately $3.80 million in revenues were generated in 2024.
MI sells food, grocery and general goods supplies in retail and wholesale. Revenue is recognized upon the delivery or transfer of goods, which is the only specific performance obligation defined in the customer’s contract or terms of sale. Contract terms may be in writing, non-written, verbal, or implied. Contract terms define prices, delivery timeline, specifications of performance, and settlement terms. Approximately $0.4 million in revenues was generated in 2024.
Customer contracts or arrangements do not include financing components, non-cash considerations, variable consideration or other considerations payable to customers. Revenues are reported net of sales discount, rebates, returns. Shipping income is charged to customers and earned when goods are delivered.

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2024, and 2023
NOTE 3 — BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
Foreign currency translation
The Company is exposed to foreign currency translation risk through their foreign branches and subsidiaries. The foreign branches and subsidiaries generally report their earnings in their local currencies. The assets and liabilities of the foreign branches and subsidiaries are translated from their respective local currencies to the U.S. Dollar using exchange rates at the balance sheet dates. The statements of operations for the foreign subsidiaries are translated from their respective local currencies to the U.S. Dollar using average exchange rates for the periods covered by the statements. Related translation adjustments are recorded as a component of accumulated other comprehensive income or loss. Foreign currency transaction gains or losses resulting from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the accompanying consolidated statements of operations.
Commitments and Contingencies
We establish an accrued liability for legal matters when those matters present loss contingencies that are both probable and reasonably estimable. As a litigation matter develops and in conjunction with any outside legal counsel handling the matter, we evaluate on an ongoing basis whether such matter presents a loss contingency that is probable and reasonably estimable. If, at the time of evaluation, the loss contingency related to a litigation matter is not both probable and reasonably estimable, the matter will continue to be monitored for further developments that would make such loss contingency both probable and reasonably estimable. Once the loss contingency related to a litigation matter is deemed to be both probable and reasonably estimable, we will establish an accrued liability with respect to such loss contingency and record a corresponding amount of litigation-related expense. We continue to monitor the matter for further developments that could affect the amount of the accrued liability that has been previously established.
Segments
Our business currently operates through two geographic regions, encompassing four reportable segments: Australia-owned manufactured furniture, Australia third-party produced furniture and home goods, Hong Kong food products and Other (technology and e-commerce services). These segments are structured to align the Company’s products and service offerings based on the geographic location between Australia and Hong Kong and with how the Company’s Chief Operating Decision Maker (“CODM”) assesses the Company’s operations. The CODM allocates resources and evaluates the financial performance of each operating segment. The Company’s segments are strategic businesses that are managed separately because each one develops, manufactures and markets distinct products and services. Refer to Note 15, Segments Information, for further detail.
Recent accounting pronouncements
ASU 2020-06 — Debt: Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40)
This update simplifies the accounting for convertible debt instruments and contracts in an entity’s own equity, removing certain separation models and improving earnings per share (EPS) guidance. This guidance is effective for fiscal years beginning after December 15, 2023, for Smaller Reporting Companies (SRCs).
The adoption of this ASU did not have a material impact on the Company’s financial position or results of operations.
ASU 2022-03 “Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions”
The FASB issued ASU 2022-03 to (1) clarify the guidance in Topic 820, Fair Value Measurement, when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2024, and 2023
NOTE 3 — BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
equity security, (2) to amend a related illustrative example, and (3) to introduce new disclosure requirements for equity related securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. ASU 2022-03 clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The guidance was effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years with early adoption permitted. The adoption of this ASU did not have a material impact to our consolidated financial statements.
ASU 2023-01 “Leases (Topic 842): Common Control Arrangements”
In March 2023, the FASB issued ASU 2023-01, Lease (Topic 842): Common Control Arrangements, which clarifies the accounting for leasehold improvements associated with leases between entities under common control (hereinafter referred to as common control lease). ASU 2023-01 requires entities to amortize leasehold improvements associated with common control lease over the useful life to the common control group (regardless of the lease term) as long as the lessee controls the use of the underlying asset through a lease, and to account for any remaining leasehold improvements as a transfer between entities under common control through an adjustment to equity when the lessee no longer controls the underlying asset. This ASU will be effective for fiscal years beginning after December 15, 2023, including interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been made available for issuance. An entity may apply ASU 2023-01 either prospectively or retrospectively. The impact of the new standard on the financial statements was not significant.
ASU 2023-07 “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures”
Issued in November 2023, this update amends the existing segment reporting guidance (ASC Topic 280) to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses that are regularly provided to the CODM and included within each reported measure of segment profit or loss, an amount for other segment items by reportable segment and a description of its composition, the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources. The amendments in this update were effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024.
The Company adopted this standard on a retrospective basis within our annual report from the year ended December 31, 2023, with no material impact to our consolidated financial statements. See Note 15, “Segment Reporting,” to our consolidated financial statements.
ASU 2023-08 “Intangibles-Goodwill and Other-Crypto Assets (Subtopic 350-60): Accounting for and Disclosure of Crypto Assets”
This standard provides accounting and disclosure guidance for crypto assets that meet the definition of an intangible asset and certain other criteria. In-scope assets are subsequently measured at fair value with changes recorded in the income statement. The standard requires separate presentation of (1) in-scope crypto assets from other intangible assets and (2) changes in the fair value of those crypto assets. Disclosure of significant crypto asset holdings and an annual reconciliation of the beginning and ending balances of crypto assets are also required. This ASU becomes effective for annual periods beginning in 2025, including interim periods, with early adoption permitted. The Company does not anticipate this ASU will have a material impact on its financial position or results of operations.
ASU 2023-09 “Income Taxes (Topic 740): Improvements to Income Tax Disclosures”
Issued in December 2023, this update enhances the disclosures required in the income tax reconciliation table and mandates additional information regarding taxes paid in the U.S. and foreign jurisdictions. This

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2024, and 2023
NOTE 3 — BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
update is effective for fiscal years beginning after December 15, 2024. The Company is currently evaluating the impact that adoption of ASU 2023-09 will have on its financial statements. We do not expect the disclosure changes that result from the adoption of ASU 2023-09 to materially impact our consolidated financial statements.
Other Recently Issued Accounting Pronouncements
The Company periodically reviews new accounting standards that are issued. Although some of these accounting standards may be applicable to the Company, the Company has not identified any new standards that it believes merit further discussion, and the Company expects that none would have a significant impact on its consolidated financial statements
NOTE 4 — CONCENTRATION OF CREDIT RISK AND FINANCIAL RISK MANAGEMENT
Concentration of credit risk
Financial instruments, which potentially subject the Company to credit risk, consist principally of cash and accounts receivable.
Cash is maintained with major financial institutions in the USA that are credit worthy. The Company maintains all cash in bank accounts insured up to $250,000 by the US Federal Deposit Insurance Corporation. On December 31, 2024, and 2023, no cash balances were held in excess of federally insured limits in the USA. The Company also holds deposits on account in Hong Kong and Australia.
Cash is maintained with major financial institutions in Hong Kong that are credit worthy. The Company maintains all cash in bank accounts insured up to HKD 500,000 (approximately USD $64,000) by Hong Kong’s Monetary Authority “Deposit Protection Scheme” (“DPS”).
Cash is maintained with major financial institutions in Australia that are credit worthy. The Company maintains most cash in bank accounts insured up to AUD $250,000 (approximately USD $155,000) by Australian Prudential Regulation Authority’ (APRA) “Federal Claims Scheme” (“FCS”). On December 31, 2024, no cash balances were held in excess of FCS insured limits in Australia.
On December 31, 2024, no cash balances were held in excess of DPS insured limits in Hong Kong. As of December 31, 2024, and 2023, 100% of “Note payable” was owed to an unrelated party.
During the year ended December 31, 2024, one customer made up 10% or more of total sales, and in aggregate 10.3% (approximately $0.5 million) of total sales. During the year ended December 31, 2023, two customers each made up 10% or more of total sales, with approximately $2.2 million or 25.7% of total sales.
During the year ended December 31, 2024, two suppliers each made up 10% or more of purchases with approximately $0.6 million or 23.3% of total purchases. During the year ended December 31, 2023, one supplier made up 10% or more of total purchases, with approximately $2 million or 44% of total purchases.
During the year ended December 31, 2024, two suppliers made up 10% or more of accounts payable, and in aggregate 46.2% (approximately $0.5 million) of accounts payable and accrued liabilities. During the year ended December 31, 2023, three suppliers made up 10% or more of total accounts payable, and in aggregate 43.0% (approximately $0.3 million) of accounts payable and accrued liabilities.
On December 31, 2024 one customer made up 10% or more of accounts receivable with approximately 0.1 million or 49.2%. During the year ended December 31, 2023, no customer made up 10% or more of accounts receivables.

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2024, and 2023
NOTE 4 — CONCENTRATION OF CREDIT RISK AND FINANCIAL RISK MANAGEMENT
 (continued)
Financial risk management objectives and policies
The Company is exposed to various financial risks resulting from its operations. The Company’s management, with the Board of Directors’ oversight, manages financial risks. Material risks are reviewed, mitigated, and monitored by management and governance through business strategies from their experience and use of industry, regulatory and other professional advisors.
Financial risks
The Company’s main financial risk exposure and its financial risk management policies are as follows:
•
Credit risk — The risk of loss associated with a counter-party’s inability to fulfill its payment obligations. Credit risk is limited to the carrying value amount on the balance sheet. There was $364,150 receivable balance on December 31, 2023, and on December 31, 2024, accounts receivable totaled $204,156. A significant portion of this balance is excessively aged greater than 90 days, balances are being paid as agreed, the extended terms to pay raises credit risk for these balances. The Company has $1,763,832 due to it from related party loan receivables on December 31, 2024 and $2,753,141 on December 31,2023, these notes are subject to credit risk if related parties are unable to repay when they become due. Payments are currently being made as agreed.

•
Liquidity risk — The risk the Company will not be able to meet its financial obligations as they fall due. The Company manages its liquidity needs by carefully monitoring the cash outflows required for day-to-day operations. The Company is constantly seeking capital from debt and equity relationships with related and unrelated parties to have access to cash as needed to sustain its operations and pay its debts as they become due.

•
Market and other risk — The risk of uncertainty arising primarily from possible movements in its market and their impact on the future economic viability of the Company’s operations and the ability of the Company to raise capital and earn income.

These market risks are evaluated by monitoring changes in key economic indicators and market information on an on-going basis and adjusting operating and budgets accordingly. There is a risk of noncompliance with regulators, as the Company is regulated by the OTC Markets and SEC and is publicly quoted.
Regulatory requirements are constantly being revised to protect the markets’ interest. More stringent reporting and disclosure requirements are inevitable. To mitigate the risk of noncompliance the Company regularly consults with its SEC legal counsel, regulatory and financial reporting consultants.
NOTE 5 — ACCOUNTS RECEIVABLE, NET AND REVENUE
The Company adopted ASU 2016-13, ‘Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments,’ on January 1, 2023. The adoption of this standard did not have a material impact on the Company’s consolidated financial statements. The Company determined that its historical loss rates and current conditions, along with reasonable and supportable forecasts, indicated that a credit loss reserve adjustment was necessary for trade receivables. As such, no adjustment to retained earnings was made upon adoption.
On December 31, 2024, and 2023 the Company had $204,156 and $364,150 accounts receivable balances. The following are accounts receivable balances on December 31, 2024, and 2023 by entity:

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2024, and 2023
NOTE 5 — ACCOUNTS RECEIVABLE, NET AND REVENUE (continued)
	Year ended December 31,
Entity	2024	2023
LI	$194,852	$249,556
MI	(390)	846
TE	11,714	359,426
Allowance for credit losses	(2,020)	(245,678)
Total accounts receivables	$204,156	$364,150
	Year ended December 31, 2024
	LI	MI	TE	Total
Beginning allowance for credit losses	$—	$—	$245,678	$245,678
Bad debt recoveries	—	—	(84,494)	(84,494)
Write offs	—	—	(148,633)	(148,633)
Translation adjustment	—	—	(10,531)	(10,531)
Ending allowance for credit losses	$—	$—	$2,020	$2,020
	Year ended December 31, 2023
	LI	MI	TE	Total
Beginning allowance for credit losses	$—	$—	$6,710	$6,710
Additional credit losses	—	—	245,087	245,087
Write offs	—	—	(11,984)	(11,984)
Translation adjustment	—	—	5,865	5,865
Ending allowance for credit losses	$—	$—	$245,678	$245,678
On December 31, 2024, and 2023 the Company had sales of $5,367,830 and $8,628,160 during the year. All revenues are recognized at a point in time. During the year ended December 31, 2024, and 2023 sales is comprised of the following by entity:
	Year ended December 31,
Entity	2024	2023
LI	$3,817,104	$3,657,521
MI	403,836	3,490,131
TE	1,146,890	1,480,508
Total Sales, net	$5,367,830	$8,628,160
NOTE 6 — PREPAID EXPENSES
On December 31, 2024, and 2023 the Company had $50,594 and 74,563 prepaid expenses. The following are prepaid expenses balances on December 31, 2024, and 2023 by entity:
As of December 31, 2024	LI	MI	TE	Total
Prepaid insurance	$6,728	$—	$33,662	$40,390
Prepaid other trade vendors	10,204	—	—	10,204
Total Prepaid expense	$16,932	$—	$33,662	$50,594

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2024, and 2023
NOTE 6 — PREPAID EXPENSES (continued)
As of December 31, 2023	LI	MI	TE	Total
Prepaid insurance	$7,956	$—	$35,831	$43,787
Prepaid other trade vendors	30,776	—	—	30,776
Total Prepaid expense	$38,732	$—	$35,831	$74,563
NOTE 7 — INVENTORY
On December 31, 2024, and 2023 the Company had $1,532,024 and $1,927,344 inventory on hand. The following are inventory on hand balances on December 31, 2024, and 2023 by entity:
As of December 31, 2024	LI	MI	TE	Total
Raw materials	$362,021	$—	$—	$362,021
Work in progress	51,996	—	—	$51,996
Finished goods	288,229	2,333	1,127,561	$1,418,123
Total inventory	702,246	2,333	1,127,561	$1,832,140
Less: Allowance for obsolete and slow-moving items	(16,952)	—	(283,164)	(300,116)
Total Inventory, net	$685,294	$2,333	$844,397	$1,532,024
As of December 31, 2023	LI	MI	TE	Total
Raw materials	$346,345	$—	—	$346,345
Work in progress	141,174	—	—	141,174
Finished goods	283,233	159,747	1,067,367	1,510,347
Total inventory	770,752	159,747	1,067,367	1,997,866
Less: Allowance for obsolete and slow-moving items	—	—	(70,522)	(70,522)
Total Inventory, net	$770,752	$159,747	$996,845	$1,927,344
NOTE 8 — PROPERTY, PLANT, AND EQUIPMENT
On December 31, 2024, and 2023 the Company property, plant, and equipment in the amounts of $154,260 and $273,732, respectively. The following are property, plant, and equipment balances on December 31, 2024, and 2023 by type:
	As of December 31,
Description	2024	2023
Furniture and fittings	$385,383	$401,939
Plant and equipment	747,839	815,918
Motor vehicle	542,778	689,005
Total property, plant, and equipment	1,676,000	1,906,862
Less: Accumulated depreciation and amortization	(1,521,740)	(1,633,130)
Property, plant, and equipment, net	$154,260	$273,732
Depreciation expense for the fiscal years ended December 31, 2024 and 2023, was $149,191 and $47,371, respectively. There were no write-offs of property plant and equipment for 2024, however, there were disposals of $98,217 and $0, respectively. Current year depreciation has adjustments for prior period items. Refer to Note 3 — Prior period adjustments for more details.

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2024, and 2023
NOTE 9 — ACCOUNTS PAYABLE, OTHER CURRENT LIABILITIES AND ACCRUED EXPENSES
Accounts payable and other current liabilities include payables for vendors and creditors on account for the purchase of goods and services to each entity as well as amounts owed to the buyer of the assets (see Note 11) for revenue collected on their behalf. The total amount owed on December 31, 2024, and 2023, was $1,535,434 and $1,160,879 respectively with details as follows:
	As of December 31,
Accounts Payable and Other Current Liabilities	2024	2023
Credit card	$220,358	$92,230
Customer deposit	149,987	253,551
Vendors	1,165,089	815,098
Total Accounts payable and other current liabilities	$1,535,434	$1,160,879
Accrued expenses are primarily comprised of amounts owed to the taxing authorities including the goods and services tax (“GST”), payroll related payables including pay as go withholding (“PAYG withholding”) and superannuation, as well as amounts owed to financial institutions and customers. The total amount owed on December 31, 2024, and 2023, was $333,824 and $598,861 respectively with details as follows:
	As of December 31,
Accrued Expenses	2024	2023
Accrued compensations and benefits(1)	$9,212	$—
Accrued loan interest	—	19,436
Bank overdraft	—	—
Non US GST liabilities	273,015	285,423
Non US tax liabilities	—	290,633
Vendors(2)	51,597	3,369
Total Accrued expenses	$333,824	$598,861

(1)
Includes receivable balance from ATO of $234,634

(2)
Includes late tax filing penalty accrual of $50,000

NOTE 10 — RELATED PARTY TRANSACTIONS
Related party receivables and payables
Related party receivables and payables owed are noninterest bearing and due on demand. Related parties extend funding to the Company to support operations and collect customer balances on its behalf. Amounts owed are a result of such transactions. Excluding leases (See Note 13), on December 31, 2024, and 2023, related party loan receivables totaled are $1,763,832 and $2,753,141 respectively, and related party payables totaled are $1,857,614 and $841,171 respectively.
The following tables set forth the related party transactions of our Company that occurred during the years as presented (for the portion of such period that they were considered related):

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2024, and 2023
NOTE 10 — RELATED PARTY TRANSACTIONS (continued)
Related Party — Related Company	Related Party — Directors
TEW Investments Pty Ltd	Mr. Qun Hua Wang
Mobilia Australia	Mr. Yu-Hua Wang
Dolce Home	Mr. A Menna
Super fund Home	Ms. Frank Menna
Drip Dry International Pty Ltd	Mr. Xiaokang Wang
Menna Holding	Mr. David Oui
Pro Hold P/L	Mr. Binson Lau
Multicorp Management Pty Ltd	Mr. Cornell
Pures Skincare Pty Ltd
Innovation Properties Pty Ltd
JARV Enterprises (WA) Pty Ltd
Btab Product Management Pty Ltd
Ideal Workforce
Property Holdings
Anthony Meena Family Trust
Rank Meena Family Trust
Btab Corporation
BTAB Group Pty Ltd
Related party receivable transactions for the year ended December 31, 2023;
Relationship	2023 Loan receivable, related parties Director	2023 Loan receivable, related parties Related company	2023 Total
Opening balance	$853,689	$3,302,945	$4,156,634
Additions / drawdowns	1,999,011	212,688	2,211,699
Receivables collected on behalf of the Company	904,620	—	904,620
Funds drawn from the Company	973,425	172,959	1,146,384
Payment of related party loans/ expenses by the Company	100,287	39,729	140,016
Loan collected on behalf of the Company	20,679	—	20,679
Principal reduction / Repayments	(2,442,141)	(673,504)	(3,115,645)
Settlements made	(358,558)	(38,626)	(397,184)
Set off against lease rentals(1)	—	(294,278)	(294,278)
Payment for suppliers on behalf of the Company	(1,740,937)	—	(1,740,937)
Reclassifications(2)	(342,646)	(340,600)	(683,246)
Transfers(Credits)	373,169	(876,981)	(503,812)
Foreign currency translation	833	3,432	4,265
Ending balance	$784,561	$1,968,580	$2,753,141

(1)
including GST

(2)
Balances in general ledger accounts that pertained to transactions with Directors were reclassified to be included in the respective Directors’ receivable /payable account

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2024, and 2023
NOTE 10 — RELATED PARTY TRANSACTIONS (continued)
Related party payable transactions for the year ended December 31, 2023;
Relationship	2023 Loan payable, related parties, current portion Director	2023 Loan payable, related parties, current portion Related company	2023 Total
Opening balance	$411,811	$449,307	$861,118
Additions / drawdowns	211,279	994,467	1,205,746
Cash received	—	800,928	800,928
Payments made on behalf of the Company	178,533	105,107	283,640
Loans obtained	32,746	88,432	121,178
Principal reduction / Repayments	(2,618)	(362,123)	(364,741)
Funds (drawn from)/paid to the Company	—	(239,238)	(239,238)
Payments made on behalf of related party	(4,710)	(13,893)	(18,603)
Contribution from related party	—	(108,992)	(108,992)
Reclassifications*	2,092	—	2,092
Transfers (Debits)	(5,252)	(856,388)	(861,640)
Foreign currency translation	226	462	688
Ending balance	$615,446	$225,725	$841,171

*
Balances in general ledger accounts that pertained to transactions with Directors were reclassified to be included in the respective Directors’ receivable /payable account

Related party receivable transactions for the year ended December 31, 2024;
Relationship	2024 Loan receivable, related parties Director	2024 Loan receivable, related parties Related company	2024 Total
Opening balance	$784,561	$1,968,580	$2,753,141
Additions / drawdowns	501,551	310,397	811,948
Receivables collected on behalf of the Company	155,740	—	155,740
Funds drawn from the Company	135,857	—	135,857
Payment of related party loans/expenses by the Company	58,130	310,397	368,527
Payment adjustment on truck purchase	87,172	—	87,172
Loan collected on behalf of the Company	64,652	—	64,652
Principal reduction / Repayments	(723,268)	(578,330)	(1,324,557)
Settlements made	(37,745)	—	(37,745)
Set off against lease rentals(1)	(223,200)	(367,382)	(590,582)
Payment for suppliers on behalf of Company	(316,402)	(230,406)	(546,808)
Reclassifications(2)	(145,921)	19,458	(126,463)
Transfers(Credits)	(202,603)	(60,731)	(263,334)
Foreign currency translation	(53,670)	(181,227)	(234,897)
Other (charged to income statement)	—	(1,428)	(1,428)
Ending balance	$306,571	$1,457,261	$1,763,832

(1)
including GST

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2024, and 2023
NOTE 10 — RELATED PARTY TRANSACTIONS (continued)
(2)
Balances in general ledger accounts that pertained to transactions with Directors were reclassified to be included in the respective Directors’ receivable /payable account

Related party payable transactions for the year ended December 31, 2024;
Relationship	2024 Loan payable, related parties, current portion Director	2024 Loan payable, related parties, current portion Related company	2024 Total
Opening balance	$615,446	$225,725	$841,171
Additions / drawdowns	1,066,932	585,798	1,652,730
Cash received	171,403	10,100	181,503
Payments made on behalf of the Company	809,101	435,301	1,244,402
Loans obtained	86,428	140,397	226,825
Principal reduction / Repayments	(37,109)	(47,451)	(84,560)
Funds drawn from Company	(37,109)	—	(37,109)
Payments made on behalf of related party	—	(47,451)	(47,451)
Transfers (Debits)	(271,237)	(215,910)	(487,147)
Foreign currency translation	(43,768)	(20,812)	(64,580)
Ending balance	$1,330,264	$527,350	$1,857,614
NOTE 11 — SHAREHOLDERS’ EQUITY (DEFICIT)
On March 3, 2023, ASA (currently known as BEG) closed a reverse acquisition agreement, originally entered into on January 12, 2023, with the “Btab Group”, a group of businesses not previously affiliated with the Company, in which Btab Group effected a reverse merger and took control of ASA. Btab Group has five wholly owned subsidiaries: (1) Lounge Innovation WA Pty Ltd, (2) Btab Ecommerce Services Pty Ltd, (3) Millennium Impex Limited, (4) TE Wang Pty Ltd and (5) Btab Technology Pty Ltd. The group is in the industry of e-commerce support services through the development of Ecommerce Platforms, Social Commerce Marketplaces, Domain Name Networks, and Online Marketing Networks and the Manufacturing and Sale of Furniture, Home Goods, Food and Supplies retail and wholesale. The Company issued 625,701,393 shares of its common stock to Btab Group and certain of its affiliates, and 10,000,000 shares of its preferred stocks to the director of Btab Group as consideration.
The Company has 950,000,000 shares of Common Stock authorized for issuance with a par value of $0.001. 695,223,770 shares of Common Stock were issued and outstanding on December 31, 2024, and 2023.
The Company has 20,000,000 shares of Preferred Stock authorized for issuance with a par value of $0.001. 10,000,000 shares of Series A Preferred Stock were issued and outstanding on December 31, 2024, and 2023, all of which were held by Mr. Binson Lau, the Company’s CEO. On all matters for which shareholder approval is required, each Series A Preferred Share is equal to one hundred Common Stock shares. 1,000,000 of these authorized Preferred Stock are designated as Convertible Preferred Stock. Each share of Convertible Preferred Stock is convertible at the shareholders’ option into 1,000 shares of Common Stock and 1,000 Common Stock Purchase Warrants to buy shares of Common Stock at $0.25 per share for five years from the date of issuance. No Convertible Preferred Stock was issued and outstanding on December 31, 2024, or 2023. UNA

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2024, and 2023
NOTE 11 — SHAREHOLDERS’ EQUITY (DEFICIT) (continued)
The Preferred Stock ranks senior to the Common Stock with respect to the payment of dividends and rights to payment on dissolution, liquidation, and winding up of the Company. There are no warrants issued and outstanding on December 31, 2024, and 2023.
NOTE 12 — INCOME TAXES
The Company is subject to income taxes by entity on income arising in or derived from the tax jurisdiction in which each entity is domiciled. The Company conducts all of its businesses through its subsidiaries and affiliated entities, principally in Hong Kong (“HK”) and Australia.
The Company’s U.S. parent company is subject to U.S. income tax rate of 21% and files U.S. federal income tax return. As of December 31, 2024 and 2023, the U.S. entity has net operating loss (“NOL”) carry forwards for income tax purposes of $856,144 and $402,666, respectively. The Company’s subsidiary LI and TE is subject to 25% corporate income tax in Australia, while the Company’s subsidiary MI is subject to 16.5% corporate income tax in HK. The Company’s subsidiary MI was subject to 8.25% corporate income tax in HK for 2023 as the tax authorities allow for a reduced rate for the first year.
Loss before income taxes consists of the following:
	For the Year Ended December 31,
	2024	2023
United States	503,478	142,088
Foreign	1,515,044	686,296
Total	2,018,522	828,384
The Company did not provide any current or deferred U.S. federal income tax provision or benefit for the years ended December 31, 2024, and 2023, as it incurred tax losses during both years. No tax returns were prepared or estimated balances were determined for 2024, and there is no change in the estimated deferred asset and valuation allowance. Net income in 2024 was minimal, fell under various foreign jurisdictions, and if the Company is subject to taxable income in the U.S., it may be permitted to offset it against net operating losses carried forward. When it is more likely than not that a tax asset cannot be realized through future income, the Company must record an allowance against any potential future tax benefit.
During the year ended December 31, 2023, the Company experienced a delay in filing certain international information returns as well as the U.S. federal income tax return for the 2023 tax year. On June 21, 2024, the Company engaged a Texas-based CPA firm to prepare its 2023 tax filings and paid a partial fee to initiate the work. However, due to circumstances beyond the control of both the Company and the CPA firm, specifically operational disruptions caused by Hurricane Beryl, which impacted the Sugar Land, Texas region in July 2024, as well as staffing shortages — the firm was unable to complete the engagement.
The Company had extended its return to October 15, 2024, and the IRS subsequently extended the filing deadline to February 15, 2025, as part of its disaster relief measures for areas affected by Hurricane Beryl. Due to unforeseen disruptions affecting the initial firm’s ability to complete the engagement, the Company engaged a larger national firm, Bennett Thrasher LLP, on January 24, 2025, to complete the tax filings. Due to onboarding and data migration, the international information returns were not submitted by the IRS disaster-relief deadline.
The Company intends to actively pursue penalty relief from the IRS under both the reasonable cause standard and First-Time Abatement principles. Based on the Company’s clean compliance history, timely good-faith actions, and established IRS relief guidance, management believes the likelihood of a material

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2024, and 2023
NOTE 12 — INCOME TAXES (continued)
penalty is remote but reasonably possible and, accordingly, has accrued a penalty amount of $50,000 under other expenses as of December 31, 2024.
With the exception of foreign jurisdictions in which subsidiaries have a history of reported earnings, the Company has provided a full valuation allowance against the net deferred tax asset, consisting of net operating loss carry forwards, because management has determined that it is more likely than not that it will not earn income sufficient to realize the deferred tax assets in the future. The Company’s tax expense differs from the “expected” tax expense for Federal and State income tax purposes (computed by applying the United States Federal tax rate of 21% and the State tax rate of 5.75% to income before taxes), as follows:
Excluding the penalty, the primary components of our deferred tax assets and (liabilities) were as follows:
	For the Year Ended December 31,
	2024		2023
Assets
State income tax – net operating losses, credits and other . . . . . . . . . .		$38,890	$18,291
Federal net operating losses, credits . . . . . . . . . . . . . . . . . . . . . . . . . .		179,790	84,560
Foreign net operating losses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		311,461	62,632
Valuation allowance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		(218,680)	(102,850)
Total deferred tax assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		$311,461	$62,632
Liabilities
Foreign – Property, plant and equipment . . . . . . . . . . . . . . . . . . . . . .		$—	$—
Total deferred tax liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$		$—
The deferred tax assets associated with loss carry forwards and the related expiration dates are as follows:
	Amount	Expiration
U.S. Federal net operating losses	$856,144	Indefinite

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2024, and 2023
NOTE 12 — INCOME TAXES (continued)
Income tax expense (benefit) consists of the following components:
	For the Year Ended December 31,
	2024		2023

Federal
Current	$		$—
Deferred		(95,230)	(29,838)
State
Current		—	—
Deferred		(20,600)	(6,455)
Foreign
Current		360,976	169,744
Deferred		(529,239)	(134,843)
Total income tax expense		$(284,093)	$(1,392)
Change in allowance		115,830	36,292
Total income tax expense, net		$(168,263)	$34,900
Our effective tax rate differs from the U.S. federal income tax rate for the following reasons:
	For the Year Ended December 31,
(% of income before income taxes)	2024	2023
Statutory tax rate	21.00%	21.00%
Increase (reduction) in income taxes resulting from:
Difference in tax rates	2.18%	5.54%
State income taxes	(1.05)%	(0.78)%
Change in valuation allowance	(3.79)%	(2.82)%
Permanent differences / discrete items	0.00%	(2.45)%
Effective tax rate	18.34%	$20.49%
The annual offset of the Company’s carryforward tax losses against any future taxable profits may be limited under the provisions of Internal Revenue Code Section 382 upon any change(s) in control of the Company. The Company has not taken a tax position that, if challenged, would have a material effect on the consolidated financial statements for the years ended December 31, 2024, and 2023 as defined under ASC 740, “ Income Taxes.” The Company did not accrue liability for uncertain tax positions. The Company’s tax returns are subject to examination by tax authorities beginning with the year ending December 31, 2021.
NOTE 13 — COMMITMENTS AND CONTINGENCIES
General litigation
From time to time, the Company may be subject to legal proceedings, claims, and liabilities that arise in the ordinary course of business. The Company is not aware of any pending litigation as of the date of this report, and therefore, in the opinion of management and based upon the advice of its outside counsels any

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2024, and 2023
NOTE 13 — COMMITMENTS AND CONTINGENCIES (continued)
potential liability from such matters would not be material to the Company’s financial position, results of operations, and cash flows.
BES
BES historically leased offices from third parties classified as an operating lease. The lease, however, was terminated on December 8, 2023 because the CEO’s private company bought the building and eliminated the monthly rent costs to Btab Ecommerce Group.
Lease — TE
TE entered into a lease agreement on July 1, 2023, with a related party, to lease an office located at 743 Marshall Road, Malaga, WA, 6090 for $134,097 (AUD $203,247) per year payable in monthly installments of $11,175 (AUD $16,937). The lease expires on June 30, 2026. The first 12 months of lease payments were abated, all future payments after the first year of payments have an increase of 3% per year. In accordance with ASC 842, all future lease payments were discounted by the incremental borrowing rate of 7% to determine the present value of the lease at inception and the cost basis of the ROU assets. Future minimum lease payments, exclusive of common area maintenance, are as follows:
Years Ended December 31,
2025	131,420
2026	66,680
Total future lease payment	$198,100
TE entered into another lease agreement on July 1, 2023, with a related party to lease an office located at Unit 2,1 Principal Link, Malaga, WA 6090 for $87,812 (AUD $131,127) per year payable in monthly installments of $7,210 (AUD $10,927). The lease expires on June 30, 2026. The first 12 months of lease payments were abated, all future payments after the first year of payments have an increase of 3% per year. In accordance with ASC 842, all future lease payments were discounted by the incremental borrowing rate of 7% to determine the present value of the lease at inception and the cost basis of the ROU assets. Future minimum lease payments, exclusive of common area maintenance, are as follows:
Years Ended December 31,
2025	84,787
2026	43,020
Total future lease payment	$127,807
The lessor of both leases is TE Wang Family Trust, a related party under ASC 850, as it is controlled by members of the Wang family. Qun Hua Wang, a Director of TE, is a principal of the trust and also one of the lease signatories. Accordingly, this arrangement represents a common control lease as defined under ASU 2023-01. The lease was negotiated on a non-market basis and includes non-standard terms such as full first-year rent abatement and annual escalation clauses.
Management has assessed the legally enforceable terms and conditions of this lease to determine the lease classification as an operating lease and ROU asset valuation, as the Company is not eligible for the practical expedient available to private entities under ASC 842-10-15-3A. No leasehold improvements were made in connection with this lease as of December 31, 2024.
TE has various lease arrangements from third parties under lease classified as operating leases. Total rental expenses paid for the year ended December 31, 2024, was $227,216.

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2024, and 2023
NOTE 13 — COMMITMENTS AND CONTINGENCIES (continued)
Lease — Lounge Innovation WA Pty Ltd
Lounge Innovation WA Pty Ltd entered into a lease agreement on January 1, 2024, with a related party, to lease a showroom and warehouse located at No.3 Yelland Way, Bassendean, WA, 6054 for $356,278 (AUD $540,000) per year payable in monthly installments of $29,690 (AUD $45,000). The lease expires on December 31, 2027. The first 12 months of lease payments were abated, all future payments after the first year of payments have an increase of 4% per year. In accordance with ASC 842, all future lease payments were discounted by the incremental borrowing rate of 7% to determine the present value of the lease at inception and the cost basis of the` ROU assets. Future minimum lease payments, exclusive of common area maintenance, are as follows:
Years Ended December 31,
2025	$333,984
2026	$333,984
2027	$333,984
Total future lease payment	$1,001,952
The lessor, Anthony Menna, is a related party under ASC 850, as he is both the landlord of the premises and a Director of Lounge Innovation WA Pty Ltd, the lessee. Accordingly, this arrangement qualifies as a common control lease as defined under ASU 2023-01.
Management has evaluated the legally enforceable terms and conditions of the lease in accordance with ASC 842 and determined it should be classified as an operating lease. As a public business entity, the Company is not eligible to apply the practical expedient available to private entities under ASC 842-10-15-3A, and therefore did not apply it. No leasehold improvements were made in connection with this lease as of December 31, 2024.
Lounge Innovation WA Pty Ltd has net off $356,289 (AUD $540,000) of total rental expenses for the year ended December 31, 2024 from the loan receivable from Property Holdings WA Pty Ltd, a related company that holds the leased property, with Anthony Menna as its sole director. Additionally, the loan receivable gets reduced by a 10% GST in the amount of AUD $54,000 or $11,093 at year end currency rates.
Notes payable
The Company has an unsecured note payable with an unrelated entity for $300,000 signed on December 31, 2015, with a maturity date of December 31, 2020. The note carries an annual interest rate of 4% and a default interest rate of 10%. Interest is payable monthly. On December 31, 2020, the note fell into default and all outstanding principal and interest is due on demand. The default interest was waived for 2024 and 2023. The following are the terms and balances owed for the note payable:
	Interest Rate	Default Interest Rate	Original Principal	Maturity Date	Note payable Balance as of December 31,
Effective					2024	2023
12/31/2015	4%	10%	$300,000	12/31/2020	$300,000	$300,000
ASA was a shell Company acquired in March 2023, that was obligated for this note payable. On December 31, 2023, the amount owed by ASA for this note was $300,000 principal and $61,148 accrued interest. The accrued interest for the note payable for the year-ended December 31, 2024 was $73,348.
Loan Payable
LI has the following short-term borrowings due to unrelated parties through the issuance of a credit instruments or overdraft facilities:

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2024, and 2023
NOTE 13 — COMMITMENTS AND CONTINGENCIES (continued)
Loan	Effective	Interest Rate	Original Principal	Maturity Date*	Note payable Balance as of December 31, 2024	Note payable Balance as of December 31, 2023
A	12/1/2023	8.12%	$2,045,378	12/1/2026	$1,859,071	$2,045,378
B	12/1/2023	8.12%	160,428	10/1/2024	144,908	159,672
C	12/1/2023	8.12%	1,021,834	10/1/2024	923,004	1,018,432
D	12/6/2023	10.61%	338,931	12/6/2024	364,710	288,371
E	12/6/2023	10.72%	403,979	12/6/2024	304,162	330,441
F	12/8/2023	11.70%	9,467	5/8/2024	7,360	7,852
G	2/18/2022	6.48%	21,842	2/18/2025	1,209	8,958
H	12/9/2024	23.26%	75,072	12/9/2026	73,651	—
I	11/29/2024	12.40%	7,989	8/18/2025	7,101	—
					$3,685,176	$3,859,104

*
Maturity date represents the date on which the loan facility expires and is due for renewal. Further, loans with maturity date in 2024 were renewed however the Company is awaiting renewal agreements to be provided by the Banks.

The weighted-average interest rate for the outstanding loan payable is 8.9% and 7.9% for the years ended December 31, 2024 and 2023, respectively. The loans are subject to annual renewal and the scheme of renewal will be available until the maturity date. The accrued interest for the outstanding loan payable is $10 and $19,888 for the years ended December 31, 2024 and 2023, respectively.
Related Party
Related party debt owed is noninterest bearing and due on demand. Related parties extend funding to the Company to support operations resulting in loan payables owed by the Company and collect from its customers on its behalf, resulting in related party loan receivable due to the Company. On December 31, 2024, and 2023, related party loan receivables totaled $1,763,832 and $2,753,141, respectively, and related party payables totaled are $1,857,614 and $841,171, respectively.
NOTE 14 — SEGMENT REPORTING
Our business currently operates through two geographic regions, encompassing four reportable segments: Australia-owned manufactured furniture, Australia third-party produced furniture and home goods, Hong Kong food products and other (technology and e-commerce services), in accordance with ASC Topic 280, Segment Reporting.
This segment reporting structure aligns with how the Chief Operating Decision Maker (CODM) assesses the Company’s performance and allocates resources. The Company’s Chief Executive Officer identified as the CODM, currently makes key operating decisions based on financial information and allocate

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2024, and 2023
NOTE 14 — SEGMENT REPORTING (continued)
resources at the consolidated company level. The CODM regularly reviews operating segments’ financial operating results, specifically net income, to evaluate and make key operating decisions including making resource allocation decisions.
Summarized financial information for the Company’s segments is shown in the following tables:
	Year Ended December 31,
In US Dollars	2024	2023
Sales, net
Australia-Owned Manufacture Furniture	$3,817,104	$3,657,521
Australia third-party produced furniture and home goods	1,146,890	1,480,508
Hong Kong food products	403,836	3,490,131
Others	—	—
Consolidated Sales, net	$5,367,830	$8,628,160
Cost of Sales
Australia-Owned Manufacture Furniture	$3,265,825	$3,212,503
Australia third-party produced furniture and home goods	514,566	567,795
Hong Kong food products	414,271	3,329,356
Others	—	—
Total Cost of Sales	$4,194,662	$7,109,654
Selling and Marketing Expense
Australia-Owned Manufacture Furniture	$169,982	$135,197
Australia third-party produced furniture and home goods	9,111	2,733
Hong Kong food products	—	53
Others	19,314	—
Total Selling and Marketing Expense	$198,407	$137,983
General and Administrative Expense
Australia-Owned Manufacture Furniture	$670,622	$529,111
Australia third-party produced furniture and home goods	1,032,022	978,263
Hong Kong food products	197,758	41,333
Others	649,179	257,411
Total General and Administrative Expense	$2,549,581	$1,806,118
Loss from Operations
Australia-Owned Manufacture Furniture	$(289,326)	$(219,290)
Australia third-party produced furniture and home goods	(408,809)	(68,283)
Hong Kong food products	(208,193)	119,389
Others	(668,492)	(257,411)
Total Loss from Operations	$(1,574,820)	$(425,595)

BTAB ECOMMERCE GROUP, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2024, and 2023
NOTE 14 — SEGMENT REPORTING (continued)
	Year Ended December 31,
In US Dollars	2024	2023
Identifiable Assets
Australia-Owned Manufacture Furniture	$3,649,222	$3,366,568
Australia third-party produced furniture and home goods	1,408,894	2,493,112
Hong Kong food products	204,036	379,842
Others	977,019	31,109
Consolidated Assets	$6,239,171	$6,270,631
During the year ended December 31, 2024, the Company initiated a strategic focus on evaluating new market opportunities outside of Hong Kong, resulting in a reallocation of resources and a moderation of business activities within its Hong Kong food products segment. This realignment resulted in a reallocation of resources and a reduction in direct investment and sales efforts within the Hong Kong business. In fiscal year 2024, the Hong Kong Food Products segment recorded revenue only during the three months when operations were active. The Company temporarily paused sales and distribution activities in Hong Kong for most of the year due to international expansion efforts and office renovations. Operations resumed in Q4 2024 on a limited basis. While scaled back, the segment remains active and has not been classified as discontinued or held for sale. The Company clarifies that operations in Hong Kong have not been abandoned, nor classified as held for sale or discontinued. Rather, the Company continues to maintain an active operational presence in the region. This measured scaling down reflects a targeted approach to optimize performance and identify higher-margin opportunities across the Company’s global footprint.
The Hong Kong segment generated $403,836 in net sales in 2024, compared to $3,490,131 sales in 2023. Cost of sales in 2024 totaled $414,271, general and administrative expenses increased to $197,758 from $41,333 in the prior year, driven by ongoing infrastructure, staffing, and product development efforts during the transition. As a result, the segment recorded a loss from operations of $208,193 in 2024, compared to income of $119,389 in 2023. No impairment charges or restructuring costs were recorded. The operational performance is reflective of the Company’s recalibration of its Hong Kong footprint and the timing of new sales initiatives launched during the year.
This strategic shift was shaped in part by macroeconomic and trade-related developments. Notably, in December 2024, the Chinese government lifted its remaining restrictions on Australian agricultural imports, including meat products. These policy changes materially altered sourcing patterns and introduced heightened competition across regional supply chains, prompting the Company to reassess its product mix and sourcing strategy for the Hong Kong segment.
Looking ahead, management will continue to evaluate the performance and strategic relevance of its Hong Kong operations as part of broader geographic planning. While 2024 included a reduction in activity, the Company remains committed to assessing opportunities for sustainable growth in the region and will adjust the scope and scale of operations as necessary in response to evolving conditions.
NOTE 15 — SUBSEQUENT EVENTS
The Company has evaluated subsequent events or transactions occurring through May 14, 2025, the date on which the consolidated financial statements were available to be issued and determined that, there were no material events or transactions are required to be disclosed herein.

Annex A
Execution Version
AMENDED AND RESTATED
BUSINESS COMBINATION AGREEMENT
BY AND AMONG
INTEGRATED WELLNESS ACQUISITION CORP,
IWAC HOLDING COMPANY INC.,
IWAC PURCHASER MERGER SUB II INC.,
IWAC COMPANY MERGER SUB INC.,
AND
BTAB ECOMMERCE GROUP, INC.
DATED AS OF AUGUST 26, 2024

A-i

A-ii

A-iii

AMENDED AND RESTATED
BUSINESS COMBINATION AGREEMENT
This AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT (this “Agreement”), dated as of August 26, 2024, is made by and among (i) Integrated Wellness Acquisition Corp, a Cayman Islands exempted company incorporated with limited liability (“Purchaser”), (ii) IWAC Holding Company Inc., a Delaware corporation and a wholly owned subsidiary of Purchaser (“Pubco”), (iii) IWAC Purchaser Merger Sub II Inc., a Delaware corporation and a wholly owned subsidiary of Pubco (“Purchaser Merger Sub”), (iv) IWAC Company Merger Sub Inc., a Georgia corporation and a wholly-owned subsidiary of Pubco (“Company Merger Sub” and together with Purchaser Merger Sub, the “Merger Subs”), (iii) Btab Ecommerce Group, Inc., a Georgia corporation (the “Company”), and (iv) acknowledging and agreeing solely with respect to Section 2.1(a)(ii), Binson Lau. Purchaser, Purchaser Merger Sub, Company Merger Sub, Pubco and the Company shall be referred to herein from time to time individually as a “Party” and collectively as the “Parties”. Capitalized terms used but not otherwise defined herein have the meanings set forth in Section 1.1.
WHEREAS Purchaser, the Company, IWAC Georgia Merger Sub, Inc., a Georgia corporation and a wholly owned subsidiary of Purchaser (the “Original Merger Sub”) and Binson Lau, solely with respect to Section 2.1(a)(ii) thereof, entered into that certain Business Combination Agreement dated as of May 30, 2024 (the “Original Business Combination Agreement”);
WHEREAS, Purchaser and the Company, in accordance with Section 8.3 of the Original Business Combination Agreement, desire to amend and restate the Original Business Combination Agreement in its entirety;
WHEREAS, Purchaser is a blank check company incorporated as a Cayman Islands exempted company on July 7, 2021 for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses;
WHEREAS, pursuant to the amendment and restatement of the Original Business Combination Agreement, the Original Merger Sub, is no longer a party to this Agreement;
WHEREAS, (i) prior to the date of this Agreement, Purchaser formed Pubco as its wholly owned subsidiary, and (ii) Pubco formed each of Purchaser Merger Sub and Company Merger Sub as its wholly owned subsidiaries;
WHEREAS, Purchaser directly owns 100% of the equity interests of Pubco, and in turn, Pubco owns 100% of the equity interests of each of Purchaser Merger Sub and Company Merger Sub;
WHEREAS, pursuant to the Governing Documents of Purchaser, Purchaser is required to provide an opportunity for its shareholders to have their outstanding Purchaser Class A Ordinary Shares redeemed on the terms and subject to the conditions set forth therein in connection with obtaining the Purchaser Shareholder Approval;
WHEREAS, concurrently with the execution of the Original Business Combination Agreement, Suntone Investment Pty Ltd, an Australian proprietary limited company (the “Sponsor”), the Other Purchaser Class B Shareholders, Purchaser, the Company and the other parties thereto are entering into the sponsor letter agreement, substantially in the form attached to the Original Business Combination Agreement (the “Sponsor Letter Agreement”), pursuant to which, among other things, the Sponsor and each Other Purchaser Class B Shareholder have agreed to (a) vote in favor of the Original Business Combination Agreement and the transactions contemplated hereby (including the Domestication and the Company Merger) and (b) waive any adjustment to the conversion ratio set forth in the Governing Documents of Purchaser and any other anti-dilution or similar protection with respect to the Purchaser Class B Shares (whether resulting from the transactions contemplated by the Investor Subscription Agreements or otherwise), in each case, on the terms and subject to the conditions set forth in the Sponsor Letter Agreement which Sponsor Letter shall be amended after the date hereof to approve the transactions contemplated by this Agreement (the “Transactions”);
WHEREAS, Pubco owns all of the issued and outstanding capital stock of the Merger Subs, each of which was formed for the sole purpose of the applicable Merger;

WHEREAS, on the Closing Date, prior to the time at which the Purchaser Merger Effective Time occurs, Purchaser shall transfer by way of continuation from the Cayman Islands to Delaware and domesticate as a Delaware corporation in accordance with Section 388 of the General Corporation Law of the State of Delaware (the “DGCL”) and Part XII of the Cayman Islands Companies Act (as amended) (the “Cayman Islands Act”) (the “Domestication”), on the terms and subject to the conditions set forth in this Agreement;
WHEREAS, on the Closing Date, following the Domestication, ((a) Purchaser Merger Sub will merge with and into Purchaser (the “Purchaser Merger”), with Purchaser as the surviving company in the Purchaser Merger and, as a result of the Purchaser Merger, Purchaser will become a wholly owned Subsidiary of Pubco with security holders of Purchaser receiving securities of Pubco with terms substantially equivalent to the terms of the Purchaser Securities, and (b) Company Merger Sub will merge with and into the Company (the “Company Merger” and together with the Purchaser Merger, the “Mergers”), with the Company as the surviving company in the Company Merger and, as a result of the Company Merger, the Company will become a wholly owned Subsidiary of Pubco and each Company Share will be automatically converted as of the Company Merger Effective Time into the right to receive Pubco Shares;
WHEREAS, at the Closing, the Sponsor and certain other Persons will enter into an amended and restated registration and shareholder rights agreement, substantially in a form to be mutually agreed between Purchaser and the Company (the “Registration Rights Agreement”), pursuant to which, among other things, the investors party thereto will be granted certain registration rights with respect to their respective Pubco Shares, on the terms and subject to the conditions therein;
WHEREAS, the board of directors of Purchaser (the “Purchaser Board”), Pubco and each Merger Sub have each (a) approved this Agreement, the Ancillary Documents to which the respective companies is or will be a party and the transactions contemplated hereby and thereby (including the Domestication and the Mergers) and (b) recommended, among other things, approval of this Agreement and the transactions contemplated by this Agreement (including the Domestication and the Mergers) by the holders of Purchaser, Pubco, Purchaser Merger Sub and Company Merger Sub shares entitled to vote thereon;
WHEREAS, the board of directors of the Company has (a) approved this Agreement, the Ancillary Documents to which the Company is or will be a party and the transactions contemplated hereby and thereby (including the Company Merger) and (b) recommended, among other things, the approval of this Agreement, the Ancillary Documents to which the Company is or will be a party and the transactions contemplated hereby and thereby (including the Company Merger) by the holders of Company Shares entitled to vote thereon;
WHEREAS, concurrently with the execution of the Original Business Combination Agreement, Binson Lau and Btab Group Pty Ltd., (collectively, the “Significant Company Shareholders”) duly executed and delivered to Purchaser a Shareholder Support Agreement, substantially in the form attached to the Original Business Combination Agreement (the “Shareholder Support Agreement”), pursuant to which, among other things, each such Supporting Company Shareholder agreed to, among other things, (a) support and vote in favor of the Original Business Combination Agreement, the Ancillary Documents to which the Company is or will be a party and the transactions contemplated hereby and thereby (including the Company Merger) and (b) take, or cause to be taken, any actions necessary or advisable to cause certain agreements to be terminated effective as of the Closing; which Shareholder Support Agreement shall be amended after the date hereof to include Pubco as a party and to approve the additional Transactions contemplated by this Agreement;
WHEREAS, at the Closing, Pubco, the Company, and each Significant Company Shareholder will enter into a Lock-Up Agreement, substantially in the form attached to the Original Business Combination Agreement (collectively, the “Lock-Up Agreements”), which Lock-Up Agreements shall become effective as of the Closing and which shall be revised after the date hereof to include Pubco as a party and to provide for the restrictions on transfer therein to apply to the Pubco Common Shares; and
WHEREAS, each of the Parties intends for U.S. federal income tax purposes that (a) this Agreement constitute and hereby is adopted as a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a), (b) the Domestication be treated as a transaction that qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code and (c) the Mergers shall, collectively, constitute an exchange governed by the provisions of Section 351 of the Code (clauses (a)-(c), the “Intended Tax Treatment”).
NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:
ARTICLE 1
CERTAIN DEFINITIONS
Section 1.1   Definitions.   As used in this Agreement, the following terms have the respective meanings set forth below.
“Additional Purchaser SEC Reports” has the meaning set forth in Section 4.7.
“Affiliate” means, with respect to any Person, any other Person who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto.
“Agreement” has the meaning set forth in the introductory paragraph to this Agreement.
“Aggregate Class A Share Consideration” means 24,900,000 Pubco Class A Common Shares.
“Aggregate Class V Share Consideration” means 100,000 Pubco Class V Common Shares.
“Allocation Schedule” has the meaning set forth in Section 2.3.
“Amended Pubco Certificate of Incorporation” has the meaning set forth in Section 2.1(g).
“AMSA” has the meaning set forth in Section 3.4(a).
“Ancillary Documents” means the Registration Rights Agreement, the Sponsor Letter Agreement, the Shareholder Support Agreement, the Lock-Up Agreements, the Amended Pubco Certificate of Incorporation, the Pubco Bylaws, and each other agreement, document, instrument and/or certificate contemplated by this Agreement executed or to be executed in connection with the transactions contemplated hereby.
“Annual Report” means an Annual Report on Form 10-K filed with the SEC.
“Anti-Corruption Laws” means, collectively, (a) the U.S. Foreign Corrupt Practices Act (FCPA), (b) the UK Bribery Act 2010 and (c) any other applicable anti-bribery or anti-corruption Laws related to combatting bribery, corruption and money laundering.
“Binson Lau” means (a) Binson Lau, the individual, or (b) a living trust established by Binson Lau, as the context so requires.
“Business Combination Proposal” has the meaning set forth in Section 5.8.
“Business Day” means a day, other than a Saturday or Sunday, on which commercial banks in New York, New York are open for the general transaction of business; provided that banks shall be deemed to be generally open for the general transaction of business in the event of a “shelter in place” or similar closure of physical branch locations at the direction of any Governmental Entity if such banks’ electronic funds transfer system (including for wire transfers) are open for use by customers on such day.
“Cayman Islands Act” has the meaning set forth in the recitals to this Agreement.
“CBA” means any collective bargaining agreement or other Contract with any labor union, labor organization, or works council or other employee representative body.
“Change in Recommendation” has the meaning set forth in Section 5.8.

“Change of Control Payment” means (a) any severance, success, change of control, retention, transaction bonus or other similar payment or amount to any Person as a result of or in connection with this Agreement or the transactions contemplated hereby (including any such payments or similar amounts that may become due and payable based upon the occurrence of one or more additional circumstances, matters or events) or (b) any payments made or required to be made pursuant to or in connection with or upon termination of, and any fees, expenses or other payments owing or that will become owing in respect of, any Company Related Party Transaction during the period beginning on the date of the Latest Balance Sheet and ending on the Closing Date.
“Charter Extension Amendment” has the meaning set forth in Section 5.10(a).
“Charter Proposal” has the meaning set forth in Section 5.8.
“Closing” has the meaning set forth in Section 2.2.
“Closing Company Financial Statements” has the meaning set forth in Section 3.4(b).
“Closing Date” has the meaning set forth in Section 2.2.
“Closing Filing” has the meaning set forth in Section 5.4(b).
“Closing Press Release” has the meaning set forth in Section 5.4(b).
“COBRA” means Part 6 of Subtitle B of Title I of ERISA, Section 4980B of the Code and any similar state Law.
“Code” means the U.S. Internal Revenue Code of 1986, as amended.
“Company” has the meaning set forth in the introductory paragraph to this Agreement.
“Company Acquisition Proposal” means any inquiry, proposal or offer concerning (a) any transaction or series of related transactions under which any Person(s), directly or indirectly, (i) acquires or otherwise purchases the Company or any of its controlled Affiliates or (ii) acquires, is granted, leased or licensed or otherwise purchases all or a material portion of the assets, properties or businesses of the Company or any of its controlled Affiliates (in the case of each of clause (i) and (ii), whether by merger, consolidation, liquidation, dissolution, recapitalization, reorganization, amalgamation, scheme of arrangement, share exchange, business combination, purchase or issuance of equity securities, tender offer or otherwise), or (b) any issuance, sale or acquisition of any portion of the equity interests or voting power or similar investment in the Company or any of its controlled Affiliates. Notwithstanding the foregoing or anything to the contrary herein, none of this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby shall constitute a Company Acquisition Proposal.
“Company Certificates” has the meaning set forth in Section 2.1(f)(vii).
“Company Charter Amendment” has the meaning set forth in Section 2.1(a).
“Company Class V Shares” means, immediately after the Company Charter Amendment, the 100,000 shares of the Company’s Class V common stock, par value $0.001 per share, which shall be entitled to ten thousand (10,000) votes per share on all matters on which the Company Class V Shares will be entitled to vote.
“Company Common Shares” means the Company’s common stock, par value $0.001 per share, each of which share is entitled to one (1) vote per share on all matters on which the Company Common Shares are or will be (after the Company Charter Amendment) entitled to vote.
“Company Convertible Securities” means, collectively, any options, warrants or rights to subscribe for or purchase any capital stock of the Company or securities (including debt securities) convertible into or exchangeable for, or that otherwise confer on the holder any right to acquire any capital stock of the Company.
“Company D&O Persons” has the meaning set forth in Section 5.15(a).
“Company D&O Tail Policy” has the meaning set forth in Section 5.15(c).

“Company Data” means all databases, data compilations and other data, including retail measurements, consumer panels, product descriptors, classifications, features, and identifiers, orders, sales, transactions, inventories, purchasing, preference and consumption data, market segmentation, performance and channel data, and supplier, vendor, distributor and customer lists and market research and studies, in each case that is utilized in connection with the operation of a Group Company, whether in hard copy or electronic or other format, and whether or not de-identified, aggregated, anonymized, compiled or structured.
“Company Disclosure Schedules” means the disclosure schedules to this Agreement delivered to Purchaser by the Company on the date of this Agreement.
“Company Expenses” means, as of any determination time, the aggregate amount of fees, expenses, commissions or other amounts incurred by or on behalf of, or otherwise payable by, whether or not due, any Group Company in connection with the negotiation, preparation or execution of this Agreement or any Ancillary Documents, the performance of its covenants or agreements in this Agreement or any Ancillary Document or the consummation of the transactions contemplated hereby or thereby, including (a) the fees and expenses of outside legal counsel, accountants, advisors, brokers, investment bankers, consultants, or other agents or service providers of any Group Company, (b) the aggregate amount of Change of Control Payments that are payable as a result of the execution of this Agreement or the consummation of the transactions contemplated by this Agreement that when paid constitute compensation to the recipient, transaction or similar bonuses, stay bonuses, retention payments and any other similar payments (including, in each case, the employer portion of any unemployment, social security or payroll Taxes thereon, determined as if such amounts were payable at the Closing) that are created, accelerated, accrued, become payable to, or in respect of any current or former employee or other individual service provider, but excluding “double trigger” payments and any payment due as a result of an action taken on or after the Closing Date or after the consummation of the transactions contemplated by this Agreement (including the termination of any employee on the Closing Date or after the consummation of such transaction), (c) any other fees in connection with Purchaser’s initial public offering, and (d) any other fees, expenses, commissions or other amounts that are expressly allocated to any Group Company pursuant to this Agreement or any Ancillary Document, including fifty percent (50%) of the HSR Act filing fee and fifty percent (50%) of any filing fee related to the Registration Statement / Proxy Statement. Notwithstanding the foregoing or anything to the contrary herein, Company Expenses shall not include any Purchaser Expenses.
“Company Fundamental Representations” means the representations and warranties set forth in Section 3.1(a) and Section 3.1(b) (Organization and Qualification), Section 3.2(a), Section 3.2(c) and Section 3.2(f) (Capitalization of the Group Companies), Section 3.3 (Authority), Section 3.8(a) (No Company Material Adverse Effect) and Section 3.17 (Brokers).
“Company IT Systems” means all networks, servers, endpoints, computer systems, platforms, Software, computer hardware, firmware, middleware, data communication lines, routers, hubs, storage, switches and all other information technology systems, Databases, servers, network equipment, including all electronic connections between and among them, and related documentation, in each case, owned, licensed or leased by or used in the operation of a Group Company.
“Company Licensed Intellectual Property” means Intellectual Property Rights owned by any Person (other than a Group Company) that are licensed to any Group Company, including those set forth in Schedule Section 3.13(b).
“Company Material Adverse Effect” means any change, event, effect or occurrence that, individually or in the aggregate with any other change, event, effect or occurrence, has had or would reasonably be expected to have a material adverse effect on (a) the business, results of operations or financial condition of the Group Companies, taken as a whole, or (b) the ability of the Company to consummate the Company Merger in accordance with the terms of this Agreement; provided, however, that, in the case of clause (a), none of the following shall be taken into account in determining whether a Company Material Adverse Effect has occurred or is reasonably likely to occur: any adverse change, event, effect or occurrence arising after the date of this Agreement from or related to (i) general business or economic conditions in or affecting the United States, or changes therein, or the global economy generally, (ii) any national or international political or social conditions in the United States or any other country, including the engagement by the United States or any other country in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence in any place of any military or terrorist attack, sabotage or cyberterrorism, (iii) changes in conditions of the financial, banking, capital or securities markets generally in the United States or any other country or region in the world, or changes therein, including changes in interest rates in the United States or any other country and changes in exchange rates for the currencies of any countries, (iv) changes in any Laws applicable to the Group Companies, (v) changes in the industries or markets in which any Group Company operates, (vi) the execution or public announcement of this Agreement or the pendency or consummation of the transactions contemplated by this Agreement and the Ancillary Documents, including the impact thereof on the relationships, contractual or otherwise, of any Group Company with employees, customers, investors, contractors, lenders, suppliers, vendors, partners, licensors, licensees, payors or other third parties related thereto (provided that the exception in this clause (vi) shall not apply to the representations and warranties set forth in Section 3.5(b) to the extent that its purpose is to address the consequences resulting from the public announcement or pendency or consummation of the transactions contemplated by this Agreement and the Ancillary Documents or the condition set forth in Section 6.2(a) to the extent it relates to such representations and warranties), (vii) any failure by any Group Company to meet, or changes to, any internal or published budgets, projections, forecasts, estimates or predictions (although the underlying facts and circumstances resulting in such failure may be taken into account to the extent not otherwise excluded from this definition pursuant to clauses (i) through (vi) or (viii)), or (viii) any hurricane, tornado, flood, earthquake, tsunami, natural disaster, mudslides, wild fires, epidemics, pandemics (including COVID-19) or quarantines, acts of God or other natural disasters or comparable events in the United States or any other country or region in the world, or any escalation of the foregoing; provided, however, that any change, event, effect or occurrence resulting from a matter described in any of the foregoing clauses (i) through (v) and clause (viii) may be taken into account in determining whether a Company Material Adverse Effect has occurred or is reasonably likely to occur to the extent such change, event, effect or occurrence has a disproportionate adverse effect on the Group Companies, taken as a whole, relative to other participants operating in the industries or markets in which the Group Companies operate.
“Company Merger” has the meaning set forth in the recitals to this Agreement.
“Company Merger Sub” has the meaning set forth in the introductory paragraph to this Agreement.
“Company Merger Sub Common Stock” means the shares of common stock, par value $0.001 per share, of Company Merger Sub.
“Company Non-Party Affiliates” means, collectively, each Company Related Party and each former, current or future Affiliate, Representative, successor or permitted assign of any Company Related Party (other than, for the avoidance of doubt, the Company).
“Company Owned Intellectual Property” means all Intellectual Property Rights that are owned or purported to be owned by the Group Companies, including the Intellectual Property Rights set forth on Section 3.13(a) of the Company Disclosure Schedule.
“Company Preferred Shares” means, collectively and prior to the Company Charter Amendment, shares of Company preferred stock, par value $0.001, designated as either (i) Series A Preferred Stock, par value $0.001 per share, with 100 votes per share, or (ii) Convertible Preferred Stock, par value $0.001 per share, with such number of votes per share as is equal to the whole number of Company Common Shares into which such shares of Convertible Preferred Stock are convertible as of the record date for determining shareholders entitled to vote on a matter.
“Company Product” means all products and services (including products and services under development) that are, as of the date of this Agreement, being developed, marketed, offered, sold, licensed, provided or distributed by or on behalf of the Group Companies.
“Company Registered Intellectual Property” means all Registered Intellectual Property owned or purported to be owned by, or filed in the name of, any Group Company.
“Company Related Party” has the meaning set forth in Section 3.19.
“Company Related Party Transactions” has the meaning set forth in Section 3.19.

“Company Reorganization” has the meaning set forth in Section 2.1(a).
“Company Sale” means any transaction or series of transactions (a) following which a person or “group” (within the meaning of Section 13(d) of the Exchange Act) of persons obtains direct or indirect beneficial ownership of securities (or rights convertible or exchangeable into securities) representing 50% or more of the voting power of or economic rights or interests in Pubco, (b) constituting a merger, consolidation, reorganization or other business combination, however effected, following which either (i) the members of the Pubco Board immediately prior to such merger, consolidation, reorganization or other business combination do not constitute at least a majority of the board of directors of the company surviving the combination or, if the surviving company is a subsidiary, the ultimate parent thereof or (ii) the voting securities of Pubco immediately prior to such merger, consolidation, reorganization or other business combination do not continue to represent or are not converted into 50% or more of the combined voting power of the then-outstanding voting securities of the person resulting from such combination or, if the surviving company is a subsidiary, the ultimate parent thereof, or (c) the result of which is a sale of all or substantially all of the assets of Pubco to any Person.
“Company Shareholder Written Consent” has the meaning set forth in Section 5.13(b).
“Company Shareholder Written Consent Deadline” has the meaning set forth in Section 5.13(b).
“Company Shareholders” means, collectively, the holders of Company Shares as of any determination time prior to the Company Merger Effective Time.
“Company Shares” means the Company Common Shares and the Company Preferred Shares.
“Company Surviving Subsidiary” has the meaning set forth in Section 2.1(f)(i).
“Company Surviving Subsidiary Share” has the meaning set forth in Section 2.1(f)(vi).
“Consent” means any notice, authorization, declaration, expiration or termination of any applicable waiting period (including any extension thereof), qualification, registration, filing, notification, waiver, variance, registration, order, consent or approval to be obtained from, filed with or delivered to, a Governmental Entity or other Person.
“Continental” means Continental Stock Transfer & Trust Company.
“Contract” or “Contracts” means any agreement, contract, license, lease, obligation, undertaking or other commitment or arrangement that is legally binding upon a Person or any of his, her or its properties or assets.
“Copyrights” has the meaning set forth in the definition of Intellectual Property Rights.
“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions thereof or related or associated epidemics, pandemic or disease outbreaks.
“Databases” means any and all databases, data collections and data repositories of any type and in any form (and all corresponding data and organizational or classification structures or information), together with all rights therein.
“Data Rights” has the meaning set forth in the definition of Intellectual Property Rights.
“DGCL” has the meaning set forth in the recitals to this Agreement.
“Disinterested Director” means an independent director (i.e., such independent director is not a Company Shareholder, an Affiliate of a Company Shareholder, or an officer, director, manager, employee, trustee or beneficiary of a Company Shareholder, nor an immediate family member of any of the foregoing) then serving on the Post-Closing Purchaser Board.
“Disinterested Director Majority” means the vote or consent of a majority of the Disinterested Directors.
“Dissenting Shareholder” has the meaning set forth in Section 2.6.

“Dissenting Shares” has the meaning set forth in Section 2.6.
“Domestication” has the meaning set forth in the recitals to this Agreement.
“Domestication Proposal” has the meaning set forth in Section 5.8.
“EGS” has the meaning set forth in Section 5.5(a)(iii).
“Employee Benefit Plan” means each “employee benefit plan” (as such term is defined in Section 3(3) of ERISA, whether or not subject to ERISA) and each other incentive, bonus, commission, profit-sharing, stock option, stock purchase, stock ownership, other equity or equity-based compensation, employment, individual independent contractor, individual consulting, compensation (other than base salary or base wage rate), vacation or other leave, change in control, retention, transaction, supplemental retirement, severance, separation pay, health, medical, disability, life insurance, welfare, deferred compensation, fringe benefit, employee loan (but excluding loans under a qualified 401(k) plan) or other benefit or compensatory plan, program, policy, practice, scheme, Contract or other arrangement, in each case, written or unwritten, formal or informal, that any Group Company maintains, sponsors, contributes to or is required to contribute to, or under or with respect to which any Group Company has any Liability, actual or contingent.
“Environmental Laws” means all Laws and Orders concerning pollution, protection of the environment or cultural, biological or natural resources, or human health or safety, including relating to the release, treatment, storage, generation, use or disposal of, or exposure to, Hazardous Substances.
“Equity Incentive Plan Proposal” has the meaning set forth in Section 5.8.
“Equity Securities” means any share, share capital, capital stock, partnership, membership, joint venture or similar interest in any Person (including any stock appreciation, phantom stock, profit participation or similar rights), and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable therefor.
“Equity Value” means $250,000,000.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” of any entity means each entity that is treated as a single employer with such entity for purposes of Section 4001(b)(1) of ERISA or Section 414 of the Code.
“Exchange Act” means the Securities Exchange Act of 1934.
“Exchange Agent” has the meaning set forth in Section 2.4(a).
“Exchange Fund” has the meaning set forth in Section 2.4(c).
“Federal Securities Laws” means the Exchange Act, the Securities Act and the other U.S. federal securities laws and the rules and regulations of the SEC promulgated thereunder or otherwise.
“Financial Statements” has the meaning set forth in Section 3.4(a).
“Financing Agreement” has the meaning set forth in Section 5.20(c).
“Fraud” means an act or omission by a Party, and requires: (a) a false or incorrect representation or warranty expressly set forth in this Agreement, (b) with actual knowledge (as opposed to constructive, imputed or implied knowledge) by the Party making such representation or warranty that such representation or warranty expressly set forth in this Agreement is false or incorrect, (c) an intention to deceive another Party, to induce him, her or it to enter into this Agreement, (d) another Party, in justifiable or reasonable reliance upon such false or incorrect representation or warranty expressly set forth in this Agreement, causing such Party to enter into this Agreement, and (e) another Party to suffer damage by reason of such reliance. For the avoidance of doubt, “Fraud” does not include any claim for equitable fraud, promissory fraud, unfair dealings fraud or any torts (including a claim for fraud or alleged fraud) based on negligence or recklessness.
“GAAP” means United States generally accepted accounting principles in effect from time to time.

“GBCC” means the Georgia Business Corporation Code.
“Governing Document Proposals” has the meaning set forth in Section 5.8.
“Governing Documents” means the legal document(s) by which any Person (other than an individual) establishes its legal existence or which govern its internal affairs. For example, the “Governing Documents” of a U.S. corporation are its certificate or articles of incorporation and by-laws, the “Governing Documents” of a U.S. limited partnership are its limited partnership agreement and certificate of limited partnership, the “Governing Documents” of a U.S. limited liability company are its operating or limited liability company agreement and certificate of formation, and the “Governing Documents” of a Cayman Islands exempted company are its memorandum and articles of association.
“Governmental Entity” means any United States or non-United States (a) federal, state, local, provincial, municipal or other government, (b) governmental or quasi-governmental entity of any nature (including any governmental agency, governmental commission or other authority, branch, department, official, board, bureau, instrumentality or entity and any court or other tribunal) or (c) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature, including any public or private arbitral body or mediator.
“Group Companies” means, collectively, the Company and its Subsidiaries.
“Hazardous Substance” means any material, substance, waste or chemical that is regulated by, or for which Liability or standards of conduct may be imposed pursuant to, any Environmental Law, including any petroleum products or byproducts, asbestos, lead, polychlorinated biphenyls, per- and poly-fluoroalkyl substances, noise, odor, toxic mold or radon.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder.
“Indebtedness” means, as of any time, without duplication, with respect to any Person, the outstanding principal amount of, accrued and unpaid interest on, fees and expenses arising under or in respect of (a) indebtedness for borrowed money, (b) other obligations evidenced by any note, bond, debenture or other debt security, (c) obligations for the deferred purchase price of property or assets, including “earn-outs” and “seller notes” (but excluding any trade payables arising in the ordinary course of business), (d) reimbursement and other obligations with respect to letters of credit, bank guarantees, bankers’ acceptances or other similar instruments, (e) leases required to be capitalized under GAAP, (f) derivative, hedging, swap, foreign exchange or similar arrangements, including swaps, caps, collars, hedges or similar arrangements, (g) any outstanding severance obligations with respect to terminations that occurred or occur prior to the Closing Date and any accrued or earned bonuses or deferred compensation to the extent unpaid prior to Closing, (h) any underfunded pension liability, unfunded deferred compensation plan obligations (including with respect to any Employee Benefit Plan intended to be qualified under Section 401(a) of the Code), outstanding severance obligations and post-retirement health or welfare benefits and (i) any of the obligations of any other Person of the type referred to in clauses (a) through (h) above directly or indirectly guaranteed by such Person or secured by any assets of such Person, whether or not such Indebtedness has been assumed by such Person. For the avoidance of doubt, Indebtedness does not include Company Expenses or Purchaser Expenses. Indebtedness shall include any and all amounts necessary and sufficient to retire such Indebtedness, including principal (including the current portion thereof) and/or scheduled payments, accrued interest or finance charges, and other fees, penalties or payments (prepayment or otherwise) necessary and sufficient to retire such indebtedness at Closing.
“Intellectual Property Rights” means all intellectual property rights and related proprietary rights protected, created or arising under the Laws of the United States or any other jurisdiction or under any international convention, including all (a) patents and patent applications, industrial designs and design patent rights, including any continuations, divisionals, continuations-in-part and provisional applications and statutory invention registrations, and any patents issuing on any of the foregoing and any reissues, reexaminations, substitutes, supplementary protection certificates, extensions of any of the foregoing (collectively, “Patents”); (b) trademarks, service marks, trade names, service names, brand names, trade dress rights, logos, Internet domain names, corporate names and other source or business identifiers, together with the goodwill associated with any of the foregoing, and all applications, registrations, extensions and renewals of any of the foregoing (collectively, “Marks”); (c) copyrights and works of authorship, and design rights, mask work rights and moral rights, whether or not registered or published, and all registrations, applications, renewals, extensions and reversions of any of any of the foregoing (collectively, “Copyrights”); (d) trade secrets, know-how and confidential and proprietary information, including invention disclosures, inventions and formulae, whether patentable or not (“Trade Secrets”); (e) rights in or to Software or other technology; (f) database rights, including rights under the European Union Directive 96/9/EC and all other similar rights throughout the world, whether or not arising by statute, even when not a creative work of authorship or non-public (“Data Rights”); and (g) any other intellectual or proprietary rights protectable, arising under or associated with any of the foregoing, including those protected by any Law anywhere in the world.
“Intended Tax Treatment” has the meaning set forth in the recitals to this Agreement.
“Investment Company Act” means the Investment Company Act of 1940.
“JOBS Act” means the Jumpstart Our Business Startups Act of 2012.
“Latest Balance Sheet” has the meaning set forth in Section 3.4(a).
“Law” means any federal, national, state, local, foreign, national, multi-national or supranational statute, law (including common law and, if applicable, fiduciary or similar duties), act, statute, ordinance, treaty, Order, approval, rule, code, regulation or other binding directive, decision or guidance issued, promulgated or enforced by a Governmental Entity having jurisdiction over a given matter.
“Leased Real Property” means all leasehold or subleasehold estates and other rights to use or occupy any land, buildings, structures, improvements, fixtures or other interest in real property held by any of the Group Companies.
“Liability” or “liability” means any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, known or unknown, matured or unmatured or determined or determinable, including those arising under any Law (including any Environmental Law), Proceeding or Order and those arising under any Contract, agreement, arrangement, commitment or undertaking. Notwithstanding the foregoing or anything to the contrary herein, Liability shall not include any Company Expenses or Purchaser Expenses.
“Lien” means any mortgage, pledge, security interest, encumbrance, lien, license or sub-license, charge, or other similar encumbrance or interest (including, in the case of any Equity Securities, any voting, transfer or similar restrictions).
“Lock-Up Agreement” has the meaning set forth in the recitals to this Agreement.
“Lookback Date” means the date which is three (3) years prior to the date of this Agreement.
“Losses” means any and all losses, Proceedings, Orders, Liabilities, damages (including consequential damages), diminution in value, Taxes, interest, penalties, Liens, amounts paid in settlement, costs and expenses (including reasonable expenses of investigation and court costs and reasonable attorneys’ fees and expenses).
“Marks” has the meaning set forth in the definition of Intellectual Property Rights.
“Material Contracts” has the meaning set forth in Section 3.7(a).
“Mergers” has the meaning set forth in the recitals to this Agreement.
“Merger Subs” has the meaning set forth in the introductory paragraph to this Agreement.
“Multiemployer Plan” has the meaning set forth in Section (3)37 or Section 4001(a)(3) of ERISA.
“NYSE” means The New York Stock Exchange.
“NYSE Proposal” has the meaning set forth in Section 5.8.

“Non-Party Affiliate” has the meaning set forth in Section 8.13.
“Officers” has the meaning set forth in Section 5.16(a).
“Order” means any writ, order, judgment, injunction, decision, determination, award, ruling, subpoena, verdict or decree entered, issued or rendered by any Governmental Entity.
“Original Business Combination Agreement” has the meaning set forth in the Recitals.
“Other Purchaser Class B Shareholders” means each holder of Purchaser Class B Ordinary Shares other than (a) the Sponsor and (b) the qualified institutional buyers or institutional accredited investors who purchased Purchaser Class B Ordinary Shares from the Sponsor in connection with Purchaser’s initial public offering.
“Other Purchaser Shareholder Approval” means the approval of each Other Transaction Proposal by the affirmative vote of the holders of the requisite number of Purchaser Shares entitled to vote thereon, whether in person or by proxy at the Purchaser Shareholders Meeting (or any adjournment or postponement thereof), in accordance with the Governing Documents of Purchaser and applicable Law.
“Other Transaction Proposal” means each Transaction Proposal, other than the Required Transaction Proposals.
“Owned Real Property” means all land, together with all buildings, structures, improvements and fixtures located thereon, and all easements and other rights and interests appurtenant thereto, owned by any of the Group Companies.
“Parties” has the meaning set forth in the introductory paragraph to this Agreement.
“Patents” has the meaning set forth in the definition of Intellectual Property Rights.
“PCAOB” means the Public Company Accounting Oversight Board.
“Permits” means any consents, approvals, authorizations, franchises, clearances, licenses, registrations, permits, exemption, waiver, variance or certificates of, or granted by, any Governmental Entity.
“Permitted Liens” means (a) mechanic’s, materialmen’s, carriers’, repairers’ and other similar statutory Liens arising or incurred in the ordinary course of business for amounts that are not yet delinquent or are being contested in good faith by appropriate proceedings and for which sufficient reserves have been established in accordance with GAAP, (b) Liens for Taxes, assessments or other governmental charges not yet due and payable as of the Closing Date or which are being contested in good faith by appropriate proceedings and for which sufficient reserves have been established in accordance with GAAP, (c) encumbrances and restrictions on real property (including easements, covenants, conditions, rights of way and similar restrictions) that do not prohibit or materially interfere with any of the Group Companies’ use or occupancy of such real property, (d) zoning, building codes and other land use Laws regulating the use or occupancy of real property or the activities conducted thereon which are imposed by any Governmental Entity having jurisdiction over such real property and which are not violated by the use or occupancy of such real property or the operation of the businesses of the Group Company and do not prohibit or materially interfere with any of the Group Companies’ use or occupancy of such real property, (e) cash deposits or cash pledges to secure the payment of workers’ compensation, unemployment insurance, social security benefits or obligations arising under similar Laws or to secure the performance of public or statutory obligations, surety or appeal bonds, and other obligations of a like nature, in each case in the ordinary course of business and which are not yet due and payable, (f) grants by any Group Company of non-exclusive rights in Intellectual Property Rights in the ordinary course of business consistent with past practice, and (g) other Liens (except for those securing Indebtedness) that do not materially and adversely affect the value, use or operation of the asset subject thereto.
“Person” means an individual, partnership, corporation, limited liability company, joint stock company, unincorporated organization or association, trust, joint venture, business trust, trust, Governmental Entity or other similar entity, whether or not a legal entity.

“Personal Data” means any data or information that identifies or is capable of being associated with an identified natural person, or that is defined as “personal information” or any similar term (e.g., “personal data” or “personally identifiable information”) under applicable Law.
“Pre-Closing Purchaser Holders” means the holders of Purchaser Shares at any time prior to the Purchaser Merger Effective Time.
“Privacy and Data Security Policies” has the meaning set forth in Section 3.20(a).
“Privacy Contracts” means all Contracts between any Group Company and any Person that govern the Processing of Personal Data.
“Privacy Laws” means Laws relating to the Processing or protection of Personal Data.
“Privacy and Security Requirements” means any and all of the following to the extent applicable to Processing of Personal Data by or on behalf of the Group Companies or otherwise relating to privacy, data and cyber security, or Security Breach notification requirements, and in each case applicable to the Group Companies: (a) all applicable Privacy Laws, (b) provisions relating to Processing of Personal Data in all applicable Privacy Contracts, (c) all applicable Privacy and Data Security Policies and (d) industry standards to the extent applicable to the Group Companies, including the Payment Card Industry Data Security Standard, issued by the Payment Card Industry Security Standards Council.
“Proceeding” means any lawsuit, litigation, action, audit, examination, claim, complaint, charge, proceeding, suit, petition, assessment, investigation, inquiry, mediation, or arbitration (in each case, whether civil, criminal or administrative and whether public or private) pending by or before or otherwise involving any Governmental Entity.
“Process” (or “Processing” or “Processes”) means the collection, compilation, receipt, access, acquisition, use, storage, processing, recording, distribution, transfer, import, export, protection (including security measures), destruction, disposal or disclosure or other activity regarding data (whether electronically or in any other form or medium).
“Pro Rata Share” means with respect to each Company Shareholder, a fraction expressed as a percentage (i) the numerator of which shall be the total number of Company Common Shares held by the Company Shareholder and (ii) the denominator of which shall be the total number of Company Common Shares that are issued and outstanding.
“Prospectus” has the meaning set forth in Section 8.18.
“Pubco” has the meaning set forth in the introductory paragraph to this Agreement.
“Pubco Board” means the board of directors of Pubco.
“Pubco Class A Common Shares” means, shares of Class A Common Stock, par value $0.0001 per share, of Pubco.
“Pubco Class V Common Shares” means shares of Class V Common Stock, par value $0.0001 per share, of Pubco, which shares shall have 1,000 votes per share as set forth in the Pubco Certificate of Incorporation.
“Pubco Common Shares” means, collectively, the Pubco Class A Common Shares and the Pubco Class V Common Shares.
“Pubco Equity Incentive Plan” has the meaning set forth in Section 5.19.
“Public Shareholders” has the meaning set forth in Section 8.18.
“Public Software” means any Software that contains, includes, incorporates, or has instantiated therein, or is derived in any manner (in whole or in part) from, any Software that is distributed as free software, open source software (e.g., Linux) or similar licensing or distribution models, including under any terms or conditions that impose any requirement that any Software using, linked with, incorporating, distributed with or derived from such Public Software (a) be made available or distributed in source code form; (b) be licensed for purposes of making derivative works; or (c) be redistributable at no, or a nominal, charge.
“Purchaser” has the meaning set forth in the introductory paragraph to this Agreement; provided that for the avoidance of doubt, from and after the consummation of the Domestication, “Purchaser” means the Purchaser as domesticated in Delaware.
“Purchaser Acquisition Proposal” means (a) any transaction or series of related transactions under which Purchaser or any of its controlled Affiliates, directly or indirectly, (i) acquires or otherwise purchases any other Person(s), (ii) engages in a business combination with any other Person(s) or (iii) acquires or otherwise purchases all or a material portion of the assets or businesses of any other Persons(s) (in the case of each of clauses (i), (ii) and (iii), whether by merger, consolidation, recapitalization, purchase or issuance of equity securities, tender offer or otherwise) or (b) any equity, debt or similar investment in Purchaser or any of its controlled Affiliates. Notwithstanding the foregoing or anything to the contrary herein, none of this Agreement, the Ancillary Documents, or the transactions contemplated hereby or thereby shall constitute a Purchaser Acquisition Proposal.
“Purchaser Board” has the meaning set forth in the recitals to this Agreement.
“Purchaser Board Recommendation” has the meaning set forth in Section 5.8.
“Purchaser Bylaws” has the meaning set forth in Section 2.1(d).
“Purchaser Certificate of Merger” has the meaning set forth in Section 2.1(e)(ii).
“Purchaser Class A Ordinary Shares” means, prior to the Domestication, Class A ordinary shares, par value $0.0001 per share, of Purchaser.
“Purchaser Class B Ordinary Shares” means, prior to the Domestication, Purchaser’s Class B ordinary shares, par value $0.0001 per share.
“Purchaser Common Shares” means, from and after the consummation of the Domestication, shares of voting common stock, par value $0.0001 per share, of Purchaser.
“Purchaser D&O Persons” has the meaning set forth in Section 5.14(a).
“Purchaser Disclosure Schedules” means the disclosure schedules to this Agreement delivered to the Company by Purchaser on the date of this Agreement.
“Purchaser Expenses” means, as of any determination time, the aggregate amount of fees, expenses, commissions or other amounts incurred by or on behalf of, or otherwise payable by, whether or not due, any Purchaser Party in connection with Purchaser’s initial public offering (including any and all deferred expenses in connection therewith (including fees or commissions payable to the underwriters and any legal fees)), the operation of the business and affairs of Purchaser (including all amounts payable by Purchaser pursuant to any promissory note or other debt instrument to which it is a party), the negotiation, preparation or execution of this Agreement or any Ancillary Documents, the performance of its covenants or agreements in this Agreement or any Ancillary Document or the consummation of the transactions contemplated hereby or thereby, including (a) the fees and expenses of outside legal counsel, accountants, advisors, brokers, investment bankers, consultants, or other agents or service providers of any Purchaser Party and (b) any other fees, expenses, commissions or other amounts that are allocated to any Purchaser Party pursuant to this Agreement or any Ancillary Document, including fifty percent (50%) of the HSR Act filing fee and fifty percent (50%) of any filing fee related to the Registration Statement / Proxy Statement. Notwithstanding the foregoing or anything to the contrary herein, Purchaser Expenses shall not include any Company Expenses and any Purchaser Expenses that are incurred and not paid as of the date of this Agreement shall be deemed to be Company Expenses.
“Purchaser Financial Statements” means all of the financial statements of Purchaser included in the Purchaser SEC Reports.

“Purchaser Fundamental Representations” means the representations and warranties set forth in Section 4.1 (Organization and Qualification), Section 4.2 (Authority), Section 4.4 (Brokers) and Section 4.6 (Capitalization of Purchaser Parties).
“Purchaser Liabilities” means, as of any determination time, the aggregate amount of Liabilities of the Purchaser Parties that would be accrued on a balance sheet in accordance with GAAP, whether or not such Liabilities are due and payable as of such time. Notwithstanding the foregoing or anything to the contrary herein, Purchaser Liabilities shall not include any Purchaser Expenses.
“Purchaser Material Adverse Effect” means any change, event, effect or occurrence that, individually or in the aggregate with any other change, event, effect or occurrence, has had or would reasonably be expected to have a material adverse effect on (a) the business, results of operations or financial condition of the Purchaser Parties, taken as a whole, or (b) the ability of any Purchaser Party to consummate the Domestication or the Purchaser Merger in accordance with the terms of this Agreement; provided, however, that, in the case of clause (a), none of the following shall be taken into account in determining whether an Purchaser Material Adverse Effect has occurred or is reasonably likely to occur: any adverse change, event, effect or occurrence arising after the date of this Agreement from or related to (i) general business or economic conditions in or affecting the United States, or changes therein, or the global economy generally, (ii) any national or international political or social conditions in the United States or any other country, including the engagement by the United States or any other country in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence in any place of any military or terrorist attack, sabotage or cyberterrorism, (iii) changes in conditions of the financial, banking, capital or securities markets generally in the United States or any other country or region in the world, or changes therein, including changes in interest rates in the United States or any other country and changes in exchange rates for the currencies of any countries, (iv) changes in any Laws applicable to any Purchaser Party, (v) the industries or markets in which any Purchaser Party operates, (vi) the execution or public announcement of this Agreement or the pendency or consummation of the transactions contemplated by this Agreement and the Ancillary Documents, including the impact thereof on the relationships, contractual or otherwise, of any Purchaser Party with investors, contractors, lenders, suppliers, vendors, partners, licensors, licensees, payors or other third parties related thereto (provided that the exception in this clause (vi) shall not apply to the representations and warranties set forth in Section 4.3(b) to the extent that its purpose is to address the consequences resulting from the public announcement or pendency or consummation of the transactions contemplated by this Agreement and the Ancillary Documents or the condition set forth in Section 6.3(a) to the extent it relates to such representations and warranties), (vii) any failure by any Purchaser Party to meet, or changes to, any internal or published budgets, projections, forecasts, estimates or predictions (although the underlying facts and circumstances resulting in such failure may be taken into account to the extent not otherwise excluded from this definition pursuant to clauses (i) through (vi) or (viii)), or (viii) any hurricane, tornado, flood, earthquake, tsunami, natural disaster, mudslides, wild fires, epidemics, pandemics (including COVID-19) or quarantines, acts of God or other natural disasters or comparable events in the United States or any other country or region in the world, or any escalation of the foregoing; provided, however, that any change, event, effect or occurrence resulting from a matter described in any of the foregoing clauses (i) through (v) or clause (viii) may be taken into account in determining whether an Purchaser Material Adverse Effect has occurred or is reasonably likely to occur to the extent such change, event, effect or occurrence has a disproportionate adverse effect on Purchaser Parties, taken as a whole, relative to other “SPACs.”
“Purchaser Merger” has the meaning set forth in the recitals to this Agreement.
“Purchaser Merger Effective Time” has the meaning set forth in Section 2.1(e)(i).
“Purchaser Merger Sub” has the meaning set forth in the introductory paragraph to this Agreement.
“Purchaser Merger Sub Common Stock” means the shares of common stock, par value $0.001 per share, of Purchaser Merger Sub.
“Purchaser Non-Party Affiliates” means, collectively, each Purchaser Related Party and each of the former, current or future Affiliates, Representatives, successors or permitted assigns of any Purchaser Related Party (other than, for the avoidance of doubt, any Purchaser Party).

“Purchaser Parties” means, collectively, Pubco, Purchaser, Purchaser Merger Sub and Company Merger Sub.
“Purchaser Private Warrant” means one (1) whole warrant that was issued to the Sponsor in a private placement that closed simultaneously with the IPO, with each whole warrant entitling the holders thereof to purchase one (1) Purchaser Class A Ordinary Share at a purchase price of $11.50 per share (subject to adjustment in accordance with the Warrant Agreement).
“Purchaser Public Warrant” means one-half of one (1/2) whole warrant that was included in as part of each Purchaser Unit, with each whole warrant entitling the holder thereof to purchase one (1) Purchaser Class A Ordinary Share at a purchase price of $11.50 per share (subject to adjustment in accordance with the Warrant Agreement).
“Purchaser Related Parties” has the meaning set forth in Section 4.9.
“Purchaser Related Party Transactions” has the meaning set forth in Section 4.9.
“Purchaser SEC Reports” has the meaning set forth in Section 4.7.
“Purchaser Securities” means the Purchaser Units, the Purchaser Ordinary Shares, and the Purchaser Warrants, collectively.
“Purchaser Shareholder Approval” means, collectively, the Required Purchaser Shareholder Approval and the Other Purchaser Shareholder Approval.
“Purchaser Shareholders Meeting” has the meaning set forth in Section 5.8.
“Purchaser Shareholder Redemption” means the right of the holders of Purchaser Class A Ordinary Shares to redeem all or a portion of their Purchaser Class A Ordinary Shares (in connection with the transactions contemplated by this Agreement or otherwise) as set forth in Governing Documents of Purchaser.
“Purchaser Shares” means (a) prior to the consummation of the Domestication, collectively, the Purchaser Class A Ordinary Shares and the Purchaser Class B Ordinary Shares and (b) from and after the consummation of the Domestication, the Purchaser Class A Common Shares. Any reference to the Purchaser Shares in this Agreement or any Ancillary Document shall be deemed to refer to clause (a) and/or clause (b) of this definition, as the context so requires.
“Purchaser Surviving Subsidiary” has the meaning set forth in Section 2.1(e)(i).
“Purchaser Surviving Subsidiary Share” has the meaning set forth in Section 2.1(e)(vi).
“Purchaser Units” means the units issued in the IPO consisting of one (1) Purchaser Class A Ordinary Share and one-half of one (1/2) Purchaser Public Warrant.
“Purchaser Warrants” means Purchaser Private Warrants and Purchaser Public Warrants, collectively.
“Real Property Leases” means all leases, sub-leases, licenses, concessions or other agreements (written or oral), pursuant to which the Group Companies hold any Leased Real Property, including the right to all security deposits and other amounts and instruments deposited by or on behalf of the Group Companies thereunder.
“Registered Intellectual Property” means all issued Patents, pending Patent applications, registered Marks, pending applications for registration of Marks, registered Copyrights, pending applications for registration of Copyrights and active and operational Internet domain name registrations.
“Registration Rights Agreement” has the meaning set forth in the recitals to this Agreement.
“Registration Statement / Proxy Statement” means a registration statement on Form S-4 relating to the transactions contemplated by this Agreement and the Ancillary Documents and containing a prospectus and proxy statement of Purchaser and an information statement of the Company.

“Representatives” means with respect to any Person, such Person’s Affiliates and its and such Affiliates’ respective directors, managers, officers, employees, accountants, consultants, advisors, attorneys, agents and other representatives.
“Required Purchaser Shareholder Approval” means the approval of each Required Transaction Proposal by the affirmative vote of the holders of the requisite number of Purchaser Shares entitled to vote thereon, whether in person or by proxy at the Purchaser Shareholders Meeting (or any adjournment or postponement thereof), in accordance with the Governing Documents of Purchaser and applicable Law.
“Required Governing Document Proposals” means the Governing Document Proposals solely to the extent related to the amendments to the Governing Documents of Pubco.
“Required Transaction Proposals” means, collectively, the Business Combination Proposal, the Domestication Proposal, the NYSE Proposal and the Charter Proposal.
“Sanctions and Export Control Laws” means any applicable Law related to (a) import and export controls, including the U.S. Export Administration Regulations, (b) economic sanctions, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the European Union, any European Union Member State, the United Nations, and His Majesty’s Treasury of the United Kingdom or (c) anti-boycott measures.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.
“Schedules” means, collectively, the Company Disclosure Schedules and the Purchaser Disclosure Schedules.
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the U.S. Securities Act of 1933.
“Securities Laws” means Federal Securities Laws and other applicable foreign and domestic securities or similar Laws.
“Security Breach” means any (a) unauthorized acquisition of, access to, or loss of, or misuse (by any means) of, Personal Data; (b) unauthorized or unlawful Processing, sale or rental of Personal Data; (c) other act or omission that compromises the security or confidentiality of Personal Data; or (d) breach of security, phishing incident, ransomware or malware attack affecting any Company IT Systems.
“Shareholder Support Agreement Deadline” has the meaning set forth in Section 5.13(a).
“Shareholder Support Agreement” has the meaning set forth in the recitals to this Agreement.
“Significant Company Shareholders” has the meaning set forth in the recitals to this Agreement.
“Significant Customer” has the meaning set forth in Section 3.21(a).
“Significant Supplier” has the meaning set forth in Section 3.21(b).
“Signing Filing” has the meaning set forth in Section 5.4(b).
“Signing Press Release” has the meaning set forth in Section 5.4(b).
“Software” shall mean any and all (a) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code; (b) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise; (c) descriptions, flowcharts and other work product used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons; and (d) all documentation, including user manuals and other training documentation, related to any of the foregoing.
“Sponsor” has the meaning set forth in the recitals to this Agreement.
“Sponsor Letter Agreement” has the meaning set forth in the recitals to this Agreement.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership or other legal entity of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or (b) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof and for this purpose, a Person or Persons own a majority ownership interest in such a business entity (other than a corporation) if such Person or Persons shall be allocated a majority of such business entity’s gains or losses or shall be a, or control any, managing director or general partner of such business entity (other than a corporation). The term “Subsidiary” shall include all Subsidiaries of such Subsidiary.
“Tax” means any federal, state, local or non-United States income, gross receipts, franchise, estimated, alternative minimum, sales, use, transfer, value added, excise, stamp, customs, duties, ad valorem, real property, personal property (tangible and intangible), capital stock, social security, unemployment, payroll, wage, employment, severance, occupation, registration, environmental, communication, mortgage, profits, license, lease, service, goods and services, withholding, premium, unclaimed property, escheat, turnover, windfall profits or other taxes of any kind whatever, whether computed on a separate or combined, unitary or consolidated basis or in any other manner, together with any interest, deficiencies, penalties, additions to tax, or additional amounts imposed by any Governmental Entity with respect thereto, whether disputed or not, and including any secondary Liability for any of the aforementioned.
“Tax Authority” means any Governmental Entity responsible for the collection or administration of Taxes or Tax Returns.
“Tax Return” means returns, information returns, statements, declarations, claims for refund, schedules, attachments and reports relating to Taxes filed or required to be filed with any Governmental Entity.
“Termination Date” has the meaning set forth in Section 7.1(d).
“Trade Secrets” has the meaning set forth in the definition of Intellectual Property Rights.
“Trading Day” means any day on which Purchaser Class A Common Shares are actually traded on the principal securities exchange or securities market on which Purchaser Class A Common Shares are then traded.
“Transactions” has the meaning set forth in the recitals to this Agreement.
“Transaction Financing” has the meaning set forth in Section 5.20(c).
“Transaction Litigation” has the meaning set forth in Section 5.2(d).
“Transaction Proposals” has the meaning set forth in Section 5.8.
“Transaction Share Consideration” means an aggregate number of Pubco Common Shares equal to the Equity Value divided by $10.00 (corresponding to 25,000,000 Pubco Common Shares, which shares shall consist of 24,900,000 Pubco Class A Common Shares and 100,000 Pubco Class V Common Shares).
“Trust Account” has the meaning set forth in Section 8.18.
“Trust Account Released Claims” has the meaning set forth in Section 8.18.
“Trust Agreement” has the meaning set forth in Section 4.8.
“Trustee” has the meaning set forth in Section 4.8.
“Union” has the meaning set forth in Section 3.14(c).
“Unpaid Company Expenses” means the Company Expenses that are unpaid as of immediately prior to the Closing.

“Unpaid Purchaser Expenses” means the Purchaser Expenses that are unpaid as of immediately prior to the Closing.
“Unpaid Expenses” means all Unpaid Company Expenses and all Unpaid Purchaser Expenses.
“WARN” means the Worker Adjustment Retraining and Notification Act of 1988, as well as analogous applicable state or local Laws.
“Warrant Agreement” means that certain Warrant Agreement, dated as of December 8, 2021, by and between Purchaser and Continental, as warrant agent.
“Willful Breach” means a material breach that is a consequence of an act undertaken or a failure to act by the breaching party with the knowledge that the taking of such act or such failure to act would, or would reasonably be expected to, constitute or result in a breach of this Agreement.
ARTICLE 2
MERGERS
Section 2.1   Closing Transactions.   On the terms and subject to the conditions set forth in this Agreement, the following transactions shall occur in the order set forth in this Section 2.1:
(a)   Company Reorganization.   On the Closing Date, prior to the Company Merger Effective Time:
(i)   the Company shall file an amendment to its articles of incorporation (the “Company Charter Amendment”), which amendment shall, among other things, create the Company Class V Shares, and
(ii)   after the effectiveness of the filing of the Company Charter Amendment, but prior to the Company Merger Effective Time, Binson Lau shall, as evidenced by his signature to this Agreement acknowledging the terms of this Section 2.1(a)(ii), exchange (x) all of his Company Preferred Shares plus (y) such number of his Company Common Shares, but no more than 100,000 Company Common Shares, as will result in the issuance to Binson Lau in the exchange based on the final merger exchange ratio of 100,000 Company Class V Shares, and, upon such exchange, all Company Preferred Shares shall be terminated, extinguished and cancelled in full (the transactions in clauses (i) and (ii) above, collectively, the “Company Reorganization”).
(b)   Redemption.   On the Closing Date, Purchaser shall redeem each Purchaser Class A Ordinary Share from the Pre-Closing Purchaser Holders who shall have elected to redeem their Purchaser Class A Ordinary Shares in connection with the transactions contemplated hereby pursuant to the Governing Documents of Purchaser.
(c)   Recapitalization.   At least one day prior to the Closing Date, Purchaser shall cause each Purchaser Class B Ordinary Share that is issued and outstanding as of such date to be converted into one Purchaser Class A Ordinary Share.
(d)   Domestication.   At least one day prior to the Closing Date prior to, Purchaser shall cause the Domestication to occur in accordance with Section 388 of the DGCL and Part XII of the Cayman Islands Act. In connection with the Domestication, (i) each Purchaser Class A Ordinary Share that is issued and outstanding immediately prior to the Domestication ((x) including, for the avoidance of doubt, any Purchaser Class A Ordinary Share issued pursuant to Section 2.1(c) and (y) excluding, for the avoidance of doubt, any Purchaser Class A Ordinary Share that is redeemed pursuant to Section 2.1(a)) shall become one Purchaser Class A Common Share, (ii) each Purchaser Warrant that is outstanding immediately prior to the Domestication shall, from and after the Domestication, represent the right to purchase one Purchaser Class A Common Share at an exercise price of $11.50 per share on the terms and subject to the conditions set forth in the Warrant Agreement, and (iii) the Governing Documents of Purchaser shall be replaced with the applicable Governing Documents for a Delaware Corporation, including a Delaware certificate of incorporation and bylaws of Purchaser, provided that such Governing Documents shall each be in a form reasonably acceptable to Purchaser and the

Company and such Governing Documents shall be substantially similar to and comply with the requirements contained in the Company’s current Governing Documents.
(e)   The Purchaser Merger.
(i)   Following the consummation of the Domestication, on the terms and subject to the conditions set forth in this Agreement and in accordance with the DGCL, on the Closing Date Purchaser Merger Sub shall merge with and into Purchaser at the Purchaser Merger Effective Time. Following the Purchaser Merger Effective Time, the separate existence of the Purchaser Merger Sub shall cease and Purchaser shall continue as the surviving company in the Purchaser Merger (the “Purchaser Surviving Subsidiary”) and a wholly owned Subsidiary of Pubco.
(ii)   At the Closing, the parties hereto shall cause a certificate of merger, in a form reasonably acceptable to Purchaser and the Company (the “Purchaser Certificate of Merger”), to be executed and filed with the Secretary of State of the State of Delaware. The Purchaser Merger shall become effective on the date and at the time at which the Purchaser Certificate of Merger is accepted for filing by the Secretary of State of the State of Delaware, or at such later date and/or time as is agreed by Purchaser, Purchaser Merger Sub, and the Company, and specified in the Purchaser Certificate of Merger (the time the Purchaser Merger becomes effective being referred to herein as the “Purchaser Merger Effective Time”).
(iii)   The Purchaser Merger shall have the effects set forth in Section 251 of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Purchaser Merger Effective Time, all of the assets, properties, rights, privileges, powers and franchises of Purchaser and Purchaser Merger Sub shall vest in the Purchaser Surviving Subsidiary and all debts, liabilities, obligations, restrictions, disabilities and duties of each of Purchaser and Purchaser Merger Sub shall become the debts, liabilities, obligations and duties of the Purchaser Surviving Subsidiary, in each case, in accordance with the DGCL.
(iv)   At the Purchaser Merger Effective Time, the Governing Documents of Purchaser Merger Sub shall become the Governing Documents of the Purchaser Surviving Subsidiary except that the name of the Purchaser Surviving Subsidiary shall be “Integrated Wellness Acquisition Corp”.
(v)   At the Purchaser Merger Effective Time, the directors and executive officers the Purchaser Surviving Subsidiary shall be the same as the board of directors and executive officers of Pubco, after giving effect to Section 5.16, each to hold office in accordance with the Governing Documents of the Purchaser Surviving Subsidiary until such director’s or officer’s successor is duly elected or appointed and qualified, or until the earlier of their death, resignation or removal.
(vi)   At the Purchaser Merger Effective Time, by virtue of the Purchaser Merger and without any action on the part of any Party or any other Person, each share of Purchaser Merger Sub Common Stock issued and outstanding immediately prior to the Purchaser Merger Effective Time shall be automatically cancelled and extinguished and converted into one share of common stock, par value $0.0001, of the Purchaser Surviving Subsidiary (each such share, a “Purchaser Surviving Subsidiary Share”).
(vii)   At the Purchaser Merger Effective Time, every issued and outstanding Purchaser Unit shall be automatically detached and the holder thereof shall be deemed to hold one Purchaser Class A Share and one half (1/2) of one (1) Purchaser Warrant in accordance with the terms of the applicable Purchaser Unit, which underlying Purchaser Securities shall be converted in accordance with the applicable terms of this Section 2.1 below.
(viii)   At the Purchaser Merger Effective Time, each issued and outstanding Purchaser Share (other than those described in Section 2.1(e)(x) below) shall be converted automatically into and thereafter represent the right to receive one Pubco Class A Common Share, following which, all Purchaser Shares shall cease to be outstanding and shall automatically be canceled and shall cease to exist. The holders of certificates previously evidencing Purchaser Shares outstanding immediately prior to the Purchaser Merger Effective Time shall cease to have any rights with respect to such shares except as provided herein or required under applicable Law. Each certificate previously evidencing Purchaser Shares (other than those described in Section 2.1(e)(x) below) shall be exchanged for a certificate representing the same number of Pubco Common Shares upon the surrender of such certificate. To the extent required by Section 262 of the DGCL, each certificate formerly representing Purchaser Shares owned by holders of Purchaser Shares who have validly elected to dissent from the Purchaser Merger pursuant to Section 262 of the DGCL shall thereafter represent only the right to receive fair value for their Purchaser Shares in accordance with the applicable provisions of the DGCL.
(ix)   At the Purchaser Merger Effective Time, each issued and outstanding Purchaser Public Warrant shall be converted into one Pubco Public Warrant and each issued and outstanding Purchaser Private Warrant shall be converted into one Pubco Private Warrant. At the Purchaser Merger Effective Time, the Purchaser Warrants shall cease to be outstanding and shall automatically be canceled and retired and shall cease to exist. Each of the Pubco Public Warrants shall have, and be subject to, substantially the same terms and conditions set forth in the Purchaser Public Warrants, and each of the Pubco Private Warrants shall have, and be subject to, substantially the same terms and conditions set forth in the Purchaser Private Warrants, except that in each case they shall represent the right to acquire Pubco Common Shares in lieu of Purchaser Class A Shares. At or prior to the Purchaser Merger Effective Time, Purchaser shall cause Pubco to take all corporate action necessary to reserve for future issuance, and shall maintain such reservation for so long as any of the Pubco Warrants remain outstanding, a sufficient number of Pubco Common Shares for delivery upon the exercise of such Pubco Warrants.
(x)   At the Purchaser Merger Effective Time, by virtue of the Purchaser Merger and without any action on the part of any Party or any other Person, each Purchaser Common Share held immediately prior to the Purchaser Merger Effective Time by Purchaser as treasury stock shall be automatically canceled and extinguished, and no consideration shall be paid with respect thereto.
(f)   The Company Merger.
(i)   On the terms and subject to the conditions set forth in this Agreement and in accordance with the GBCC, on the Closing Date promptly following the consummation of the Purchaser Merger, Company Merger Sub shall merge with and into the Company at the Company Merger Effective Time. Following the Company Merger Effective Time, the separate existence of Company Merger Sub shall cease and the Company shall continue its existence under the GBCC as the surviving company in the Company Merger (the “Company Surviving Subsidiary”) and a wholly owned Subsidiary of Pubco.
(ii)   At the Closing, the parties hereto shall cause a certificate of merger, in a form reasonably acceptable to Purchaser and the Company (the “Company Certificate of Merger”), to be executed, acknowledged and filed with the Secretary of State of the State of Georgia as provided in Section 14-2-1105 of the GBCC. The Company Merger shall become effective on the date and at the time at which the Company Certificate of Merger has been duly filed with the Secretary of State of the State of Georgia or at such later date and/or time as is agreed by Purchaser, Company Merger Sub and the Company in writing and specified in the Certificate of Merger (the time the Company Merger becomes effective being referred to herein as the “Company Merger Effective Time”).
(iii)   At and after the Company Merger Effective Time, the Company Merger shall have the effects set forth in this Agreement and the applicable provisions of the GBCC. Without limiting the generality of the foregoing, and subject thereto, at the Company Merger Effective Time, all of the assets, properties, rights, privileges, powers and franchises of the Company and Company Merger Sub shall vest in the Company Surviving Subsidiary and all debts, liabilities, obligations, restrictions, disabilities and duties of each of the Company and Company Merger Sub shall become the debts, liabilities, obligations and duties of the Company Surviving Subsidiary, in each case, in accordance with the GBCC.

(iv)   At the Company Merger Effective Time, the Governing Documents of Company Merger Sub shall be the Governing Documents of the Company Surviving Subsidiary, except that the name of the Company Surviving Subsidiary shall be “Btab Ecommerce Group, Inc.” or such other name as determined by the Company in its sole discretion, in each case, until thereafter changed or amended as provided therein or by applicable Law.
(v)   At the Company Merger Effective Time, the directors and officers of the Company immediately prior to the Company Merger Effective Time shall be the initial directors and officers of the Company Surviving Subsidiary, each to hold office in accordance with the Governing Documents of the Company Surviving Subsidiary until such director’s or officer’s successor is duly elected or appointed and qualified, or until the earlier of their death, resignation or removal.
(vi)   At the Company Merger Effective Time, by virtue of the Company Merger and without any action on the part of any Party or any other Person, each share of Company Merger Sub Common Stock issued and outstanding immediately prior to the Company Merger Effective Time shall be automatically cancelled and extinguished and converted into one share of common stock, par value $0.001, of the Company Surviving Subsidiary (each such share, a “Company Surviving Subsidiary Share”).
(vii)   At the Company Merger Effective Time, by virtue of the Company Merger and without any action on the part of any Party or any other Person, (A) each Company Common Share (other than (x) the Company Common Shares that are Dissenting Shares and (y) the Company Common Shares cancelled and extinguished pursuant to Section 2.1(f)(viii) issued and outstanding as of immediately prior to the Company Merger Effective Time, shall be automatically canceled and extinguished and converted into the right to receive a number of Pubco Class A Common Shares equal to its Pro Rata Share of the Aggregate Class A Share Consideration, and (B) the Company Class V Shares (other than (x) the Company Class V Shares that are Dissenting Shares and (y) the Company Class V Shares cancelled and extinguished pursuant to Section 2.1(f)(viii) issued and outstanding as of immediately prior to the Company Merger Effective Time, shall be automatically canceled and extinguished and converted into the right to receive the Aggregate Class V Share Consideration. From and after the Company Merger Effective Time, each Company Shareholder’s certificates (the “Company Certificates”) evidencing ownership of the Company Shares and the Company Shares held in book-entry form issued and outstanding immediately prior to the Company Merger Effective Time shall each cease to have any rights with respect to such Company Shares except as otherwise expressly provided for herein or under applicable Law.
(viii)   At the Company Merger Effective Time, by virtue of the Company Merger and without any action on the part of any Party or any other Person, each Company Share held immediately prior to the Company Merger Effective Time by the Company as treasury stock shall be automatically canceled and extinguished, and no consideration shall be paid with respect thereto.
(g)   Amended Pubco Governing Documents.   Effective upon the Purchaser Merger Effective Time, Purchaser shall cause Pubco to amend and restate its (i) certificate of incorporation in a form reasonably acceptable to the Parties (the “Amended Pubco Certificate of Incorporation”) and (ii) bylaws. The Amended Pubco Certificate of Incorporation will reflect the change of the corporate name of Pubco to “BTAB Ecommerce Holdings, Inc.”
Section 2.2   Closing of the Transactions Contemplated by this Agreement.   The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place electronically by exchange of the closing deliverables by the means provided in Section 8.11 as promptly as reasonably practicable, but in no event later than the third (3rd) Business Day, following the satisfaction (or, to the extent permitted by applicable Law, waiver) of the conditions set forth in Article 6 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to satisfaction or waiver of such conditions at the Closing) or at such other place, date and/or time as Purchaser and the Company may agree in writing. The date on which the Closing actually occurs is referred to herein as the “Closing Date.”

Section 2.3   Allocation Schedule.   No later than three (3) Business Days prior to the Closing Date, the Company shall deliver to Purchaser an allocation schedule (the “Allocation Schedule”) setting forth (a) the number of Company Common Shares and Company Class V Shares held by each Company Shareholder, (b) the calculation of the Equity Value and the Transaction Share Consideration (which shall, for the avoidance of doubt, be reduced by the aggregate portion of the Transaction Share Consideration that would otherwise be attributable to the Dissenting Shares), (c) the portion of the Transaction Share Consideration allocated to each Company Shareholder (other than Dissenting Shareholders), (d) a certification, duly executed by an authorized officer of the Company, that (i) the information delivered pursuant to clauses (a), (b) and (c) is, and will be as of immediately prior to the Company Merger Effective Time, true and correct in all respects and in accordance with the last sentence of this Section 2.3 and (ii) the Company has performed, or otherwise complied with, as applicable, its covenants and agreements set forth in Section 5.13(d), and (e) reasonable supporting documentation in support of the calculation of the amounts set forth in clauses (a), (b) and (c). The Company will review any comments to the Allocation Schedule provided by Purchaser or any of its Representatives, make any changes proposed by Purchaser or its Representatives that are correcting mathematical or other manifest error and otherwise consider in good faith any reasonable comments proposed by Purchaser or any of its Representatives. Notwithstanding the foregoing or anything to the contrary herein, (A) the aggregate number of Pubco Common Shares that each Company Shareholder will have a right to receive pursuant to Section 2.1(f)(vii) will be rounded down to the nearest whole share, (B) in no event shall the aggregate number of Pubco Common Shares set forth on the Allocation Schedule that are allocated in respect of Company Common Shares and Company Class V Shares exceed the Transaction Share Consideration and (C) in no event shall the Allocation Schedule (or the calculations or determinations therein) breach, as applicable, any applicable Law, the Governing Documents of the Company or any other Contract to which the Company is a party or bound (taking into account, for the avoidance of doubt, any actions taken by the Company pursuant to Section 5.13(d)).
Section 2.4   Deliverables.
(a)   As promptly as reasonably practicable following the date of this Agreement, but in no event later than ten (10) Business Days prior to the Closing Date, Purchaser shall appoint Continental (or its applicable Affiliate) as an exchange agent (the “Exchange Agent”) and enter into an exchange agent agreement with the Exchange Agent for the purpose of exchanging Company Certificates, if any, representing the Company Shares and each Company Share held in book-entry form on the stock transfer books of the Company immediately prior to the Company Merger Effective Time, and stock certificates or other instruments representing the Purchaser Shares (collectively, the “Purchaser Certificates”), if any, and each Purchaser Share held in book-entry form on the stock transfer books of Purchaser immediately prior to the Purchaser Merger Effective Time, in either case, for the portion of the Transaction Share Consideration issuable in respect of such Company Shares pursuant to Section 2.1(f)(vii) or Purchaser Share pursuant to Section 2.1(e)(viii) and on the terms and subject to the other conditions set forth in this Agreement. Notwithstanding the foregoing or anything to the contrary herein, in the event that Continental is unable or unwilling to serve as the Exchange Agent, then Purchaser and the Company shall, as promptly as reasonably practicable thereafter, but in no event later than the Closing Date, mutually agree upon an exchange agent (in either case, such agreement not to be unreasonably withheld, conditioned or delayed), Purchaser shall appoint and enter into an exchange agent agreement with such exchange agent, who shall for all purposes under this Agreement constitute the Exchange Agent, in form and substance reasonably satisfactory to the Company.
(b)   On or immediately following the Effective Date, the Company shall mail or otherwise deliver, or shall cause to be mailed or otherwise delivered, to the Company Shareholders a letter of transmittal in a form reasonably acceptable to Purchaser, the Letter of Transmittal (as defined below). As a condition to receiving the Transaction Share Consideration, each Company Shareholder is required to execute and return to Purchaser, a Letter of Transmittal that will include (i) such Company Shareholder’s representations and warranties of due authority, valid ownership, title and interest, absence of encumbrances and ability to engage in the Merger; (ii) a general release and waiver from such Company Shareholder for any pre-Closing claims such Company Shareholder may have against the Company; and (ii) such Company shareholder’s confidentiality obligations (the “Letter of Transmittal”).

(c)   At the Company Merger Effective Time, Purchaser shall cause Pubco to deposit, or cause to be deposited, with the Exchange Agent, for the benefit of the Company Shareholders and for exchange in accordance with this Section 2.4 through the Exchange Agent, evidence of Pubco Shares in book-entry form representing the portion of the Transaction Share Consideration issuable pursuant to Section 2.1(f)(vii) in exchange for the Company Shares outstanding immediately prior to the Company Merger Effective Time. All shares in book-entry form representing the portion of the Transaction Share Consideration issuable pursuant to Section 2.1(f)(vii) deposited with the Exchange Agent shall be referred to in this Agreement as the “Exchange Fund”.
(d)   Each Company Shareholder whose Company Shares have been converted into the right to receive a portion of the Transaction Share Consideration pursuant to Section 2.1(f)(vii) shall be entitled to receive the portion of the Transaction Share Consideration to which he, she or it is entitled on the Closing Date upon (i) surrender of a Company Certificate (or affidavit of loss in lieu thereof in the form required by the Letter of Transmittal), together with the delivery of a properly completed and duly executed Letter of Transmittal (including, for the avoidance of doubt, any documents or agreements required by the Letter of Transmittal), to the Exchange Agent or (ii) in the case of Company Shares held in book-entry form, a properly completed and duly executed Letter of Transmittal (including, for the avoidance of doubt, any documents or agreements required by the Letter of Transmittal), to the Exchange Agent.
(e)   If a properly completed and duly executed Letter of Transmittal, together with any Company Certificates (or affidavit of loss in lieu thereof in the form required by the Letter of Transmittal), if any, is delivered to the Exchange Agent in accordance with Section 2.4(d) (i) at least one Business Day prior to the Closing Date, then Pubco and the Company shall take all necessary actions to cause the applicable portion of the Transaction Share Consideration to be issued to the applicable Company Shareholder in book-entry form on the Closing Date or (ii) less than one Business Day prior to the Closing Date, then Pubco and the Company (or the Company Surviving Subsidiary) shall take all necessary actions to cause the applicable portion of the Transaction Share Consideration to be issued to the Company Shareholder in book-entry form within two (2) Business Days after such delivery.
(f)   If any portion of the Transaction Share Consideration or any other Pubco Shares are to be issued in a name other than that in which the Company Certificates or Purchaser Certificates surrendered (or the transferred Company Share in book-entry form) in exchange thereof are registered, it shall be a condition to the issuance of the applicable portion of the Transaction Share Consideration or such other Pubco Shares that (i) either such Company Certificate or Purchaser Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such Company Share or Purchaser Share in book-entry form shall be properly transferred and (ii) the Person requesting such consideration pay to the Exchange Agent any transfer Taxes required as a result of such consideration being issued to a Person other than the registered holder of such Company Certificate, Purchaser Certificate, or Company Share or Purchaser Share, as applicable, in book-entry form or establish to the satisfaction of the Exchange Agent that such transfer Taxes have been paid or are not payable.
(g)   From and after the Company Merger Effective Time, until surrendered or transferred, as applicable, in accordance with this Section 2.4, each Company Share (other than, for the avoidance of doubt, the Company Shares cancelled and extinguished pursuant to Section 2.1(f)(viii) shall solely represent the right to receive a portion of the Transaction Share Consideration to which such Company Share is entitled to receive pursuant to Section 2.1(f)(vii).
(h)   At the Company Merger Effective Time, the stock transfer books of the Company shall be closed and there shall be no transfers of Company Shares that were outstanding immediately prior to the Company Merger Effective Time.
(i)   Any portion of the Exchange Fund that remains unclaimed by the Company Shareholders twelve (12) months following the Closing Date shall be delivered to Pubco or as otherwise instructed by Pubco, and any Company Shareholder who has not exchanged his, her or its Company Shares for the applicable portion of the Transaction Share Consideration in accordance with this Section 2.4 prior to that time shall thereafter look only to Pubco for the issuance of the applicable portion of the Transaction Share Consideration, without any interest thereon. None of Pubco, the Company Surviving Subsidiary or any of their respective Affiliates shall be liable to any Person in respect of any consideration delivered to a public official pursuant to any applicable abandoned property, unclaimed property, escheat, or similar Law. Any portion of the Transaction Share Consideration remaining unclaimed by the Company Shareholders immediately prior to such time when the amounts would otherwise escheat to or become property of any Governmental Entity shall become, to the extent permitted by applicable Law, the property of Pubco free and clear of any claims or interest of any Person previously entitled thereto.
Section 2.5   Withholding.   Pubco, Purchaser, the Merger Subs, the Group Companies and the Exchange Agent (and each of their respective Affiliates, agents and representatives) shall be entitled to deduct and withhold (or cause to be deducted and withheld) from any amounts payable pursuant to this Agreement such amounts as are required to be deducted and withheld under applicable Law. To the extent that amounts are so deducted and withheld and timely remitted to the applicable Governmental Entity, such deducted and withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made. The Parties shall cooperate in good faith to eliminate or reduce any such deduction or withholding (including through the request and provision of any statements, forms or other documents to reduce or eliminate any such deduction or withholding).
Section 2.6   Appraisal and Dissenters’ Rights.   Notwithstanding any provision of this Agreement to the contrary, Company Shares that are issued and outstanding immediately prior to the Company Merger Effective Time and which are held by a Company Shareholder who did not vote in favor of the Company Merger (or consent thereto in writing) and who is entitled to demand and properly demands and perfects appraisal for such shares in accordance with, and complies in all respects with, Section 14-2-1301 et seq. of the GBCC, if and to the extent such Section provides for appraisal rights for such Shares in the Merger (the “Dissenting Shares” and such holders, the “Dissenting Shareholders”) shall not be converted into or be exchangeable for the right to receive such Dissenting Shareholder’s portion of the Transaction Share Consideration pursuant to Section 2.1(f)(vii), but instead such holder shall be entitled to receive such consideration as may be determined to be due to such Dissenting Shareholder in accordance with Section 14-2-1301 et seq. of the GBCC (and at the Company Merger Effective Time, such Dissenting Shares shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and such holder shall cease to have any rights with respect thereto, except the rights set forth in the GBCC), unless and until such holder shall have failed to perfect or shall have effectively withdrawn or lost its right to appraisal under the GBCC with respect to such Dissenting Shares. Notwithstanding the foregoing, if any holder of Dissenting Shares shall have waived, effectively withdrawn or lost such right to appraisal under Section 14-2-1301 et seq. of the GBCC or a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 14-2-1301 et seq. of the GBCC, then the right of such holder to be paid the fair value of such holder’s Dissenting Shares under Section 14-2-1301 et seq. of the GBCC shall cease and such Company Shareholder’s Dissenting Shares shall be deemed to have been converted at the Company Merger Effective Time into, and shall have become, the right to receive payments with respect to such Dissenting Shares, if any, the applicable portion of the Transaction Share Consideration pursuant to Section 2.1(f)(vii) without interest. The Company shall give Pubco and the Purchaser Representative prompt notice and a copy of any written demands for appraisal, attempted withdrawals of such demands, and any other instruments served pursuant to applicable Law that are received by the Company relating to Company Shareholders’ rights of appraisal. The Company shall not, except with the prior written consent of Pubco and the Purchaser Representative, voluntarily make any payment with respect to any demands for appraisal, offer to settle or settle any such demands or approve any withdrawal of any such demands.
ARTICLE 3
REPRESENTATIONS AND WARRANTIES RELATING TO THE GROUP COMPANIES
Subject to Section 8.8, except as set forth in the Company Disclosure Schedules, the Company hereby represents and warrants to the Purchaser Parties as follows:
Section 3.1   Organization and Qualification.
(a)   Each Group Company is a corporation, limited liability company or other applicable business entity duly organized or formed, as applicable, validly existing and in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) under the Laws of its jurisdiction of formation or organization (as applicable). Section 3.1(a) of the Company Disclosure Schedules sets forth the jurisdiction of formation or organization (as applicable) for each Group Company. Each Group Company has the requisite corporate, limited liability company or other applicable business entity power and authority to own, lease and operate its properties and to carry on its businesses as presently conducted, except where the failure to have such power or authority would not have a Company Material Adverse Effect.
(b)   True and complete copies of the Governing Documents of the Company have been made available to Purchaser, in each case, as amended and in effect as of the date of this Agreement. The Governing Documents of the Company are in full force and effect, and the Company is not in material breach or violation of any provision set forth in its Governing Documents.
(c)   Each Group Company is duly qualified or licensed to transact business and is in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) in each jurisdiction in which the property and assets owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not have a Company Material Adverse Effect.
Section 3.2   Capitalization of the Group Companies.
(a)   Section 3.2(a) of the Company Disclosure Schedules sets forth a true and complete statement as of the date of this Agreement of (i) the number and class or series (as applicable) of all of the Equity Securities of the Company issued and outstanding and, (ii) the identity of the Persons that are the record and beneficial owners of more than 5% of the Equity Securities of the Company. All of the Equity Securities of the Company have been duly authorized and validly issued. All of the outstanding Company Shares are fully paid and non-assessable and there is no other capital stock of the Company outstanding. The Equity Securities of the Company (1) were not issued in violation of the Governing Documents of the Company or any other Contract to which the Company is party or bound, (2) were not issued in violation of any preemptive rights, call option, right of first refusal or first offer, subscription rights, transfer restrictions or similar rights of any Person and (3) have been offered, sold and issued in compliance with applicable Law, including Securities Laws. The Company has no undisclosed outstanding (x) equity appreciation, phantom equity or profit participation rights or (y) options, restricted stock, phantom stock, warrants, purchase rights, subscription rights, conversion rights, exchange rights, calls, puts, rights of first refusal or first offer or other Contracts that could require the Company, and no obligation of the Company, to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem any Equity Securities or securities convertible into or exchangeable for Equity Securities of the Company, except as set forth in Section 3.2(a) of the Company Disclosure Schedules.
(b)   The Equity Securities of the Company are free and clear of all Liens (other than transfer restrictions under applicable Securities Law). There are no voting trusts, proxies or other Contracts to which the Company is a party with respect to the voting or transfer of the Company’s Equity Securities.
(c)   Section 3.2(c) of the Company Disclosure Schedules sets forth a true and complete statement of (i) the number and class or series (as applicable) of all of the Equity Securities of each Subsidiary of the Company issued and outstanding and (ii) the identity of the Persons that are the record and beneficial owners thereof. There are no outstanding (A) equity appreciation, phantom equity, or profit participation rights or (B) options, restricted stock, phantom stock, warrants, purchase rights, subscription rights, conversion rights, exchange rights, calls, puts, rights of first refusal or first offer or other Contracts that could require any Subsidiary of the Company to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem any Equity Securities or securities convertible into or exchangeable for Equity Securities of the Subsidiaries of the Company. There are no voting trusts, proxies or other Contracts with respect to the voting or transfer of any Equity Securities of any Subsidiary of the Company except as set forth in Section 3.2(c) of the Company Disclosure Schedules.

(d)   None of the Group Companies owns or holds (of record, beneficially, legally or otherwise), directly or indirectly, any Equity Securities in any other Person or the right to acquire any such Equity Security, and none of the Group Companies are a partner or member of any partnership, limited liability company or joint venture.
(e)   Section 3.2(e) of the Company Disclosure Schedules sets forth a list of all Indebtedness for borrowed money of the Group Companies as of the date of this Agreement, including the principal amount of such Indebtedness, the outstanding balance as of the date of this Agreement, and the debtor and the creditor thereof, and any related Liens. As of the date of this Agreement, the Company is not aware of any material defaults or events of defaults that have occurred and are continuing under such Indebtedness. As of the Closing, the Company is not aware of any events or circumstances that with notice or the passage of time would constitute a material default or event of default under any such Indebtedness (except for a lender waiver of such default that is disclosed on Section 3.2(e) of the Company Disclosure Schedules). Except as set forth on Section 3.2(e) of the Company Disclosure Schedules, none of the Group Companies has any authorized or outstanding bonds, debentures, notes or other indebtedness, the holders of which have the right to vote (or that are convertible into, exchangeable for, or evidencing the right to subscribe for or acquire securities having the right to vote) with the equity holders of such Group Company on any matter.
(f)   Section 3.2(f) of the Company Disclosure Schedules sets forth a list of all Change of Control Payments of the Group Companies.
Section 3.3   Authority.   The Company has the requisite corporate power and authority to execute and deliver this Agreement and each Ancillary Document to which it is or will be a party, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. Subject to the receipt of the Company Shareholder Written Consent, the execution and delivery of this Agreement, the Ancillary Documents to which the Company is or will be a party and the consummation of the transactions contemplated hereby and thereby have been (or, in the case of any Ancillary Document entered into after the date of this Agreement, will be upon execution thereof) duly authorized by all necessary corporate (or other similar) action on the part of the Company. This Agreement and each Ancillary Document to which the Company is or will be a party has been or will be, upon execution thereof, as applicable, duly and validly executed and delivered by the Company and constitutes or will constitute, upon execution and delivery thereof, as applicable, a valid, legal and binding agreement of the Company (assuming that this Agreement and the Ancillary Documents to which the Company is or will be a party are or will be upon execution thereof, as applicable, duly authorized, executed and delivered by the other Persons party thereto), enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).
Section 3.4   Financial Statements; Undisclosed Liabilities.
(a)   The Company has made available to Purchaser (i) a true and complete copy of (x) the audited consolidated balance sheet of American Seniors Association Holding Group, Inc. (“AMSA”), the predecessor in interest to the Company, as of December 31, 2022 and the related audited consolidated statements of operations and comprehensive loss, stockholders’ equity (deficit), and cash flows for AMSA for the period ended December 31, 2022, together with all related notes and schedules thereto, (y) the unaudited consolidated balance sheets of the Group Companies as of December 31, 2023 and (z) the related audited and unaudited, respectively, consolidated statements of operations and comprehensive loss, stockholders’ equity and cash flows of the Group Companies for each of the periods then ended, together with all related notes and schedules thereto, and (ii) the unaudited consolidated balance sheet of the Group Companies as of March 31, 2024 (the “Latest Balance Sheet”) and the related unaudited consolidated statements of operations and comprehensive loss, stockholders’ equity and cash flows of the Group Companies for the period then ended, together with all related notes and schedules thereto (clauses (i) and (ii), collectively, the “Financial Statements”). Each of the Financial Statements (including the notes thereto) (A) was prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto), (B) fairly presents, in all material respects, the financial position, results of operations and cash flows of the Group Companies as at the date thereof and for the period indicated therein, except as otherwise specifically noted therein, and (C) comply in all material respects with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act in effect as of the respective dates thereof (including Regulation S-X or Regulation S-K, as applicable).
(b)   Except (i) as set forth on the face of the Latest Balance Sheet, (ii) for Liabilities incurred in the ordinary course of business since the date of the Latest Balance Sheet (none of which is a Liability for breach of contract, breach of warranty, tort, infringement or violation of Law), (iii) for Liabilities incurred in connection with the negotiation, preparation or execution of this Agreement or any Ancillary Documents, the performance of their respective covenants or agreements in this Agreement or any Ancillary Document or the consummation of the transactions contemplated hereby or thereby and (iv) for Liabilities that are not and would not reasonably be expected to be, individually or in the aggregate, material to the Group Companies, taken as a whole, no Group Company has any Liabilities of the type required to be set forth on a balance sheet in accordance with GAAP.
Section 3.5   Consents and Requisite Governmental Approvals; No Violations.
(a)   No Consent from any Governmental Entity is required on the part of the Company with respect to the Company’s execution, delivery or performance of its obligations under this Agreement or the Ancillary Documents to which the Company is or will be party or the consummation of the transactions contemplated by this Agreement or by the Ancillary Documents, except for (i) compliance with and filings under the HSR Act, (ii) the filing with the SEC of (A) the Registration Statement / Proxy Statement and the declaration of the effectiveness thereof by the SEC and (B) such reports under Section 13(a) or 15(d) of the Exchange Act as may be required in connection with this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby, (iii) filing of the Company Certificate of Merger, (iv) filings that may be necessary or advisable with respect to the Australia Corporations Act 2001, or (v) any other consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not have a Company Material Adverse Effect.
(b)   Neither the execution, delivery or performance by the Company of this Agreement nor the Ancillary Documents to which the Company is or will be a party nor the consummation of the transactions contemplated hereby or thereby will, directly or indirectly (with or without due notice or lapse of time or both) (i) result in any breach of any provision of the Company’s Governing Documents, (ii) result in a violation or breach of, or constitute a default or give rise to any right of termination, Consent (other than the Company Preferred Shares), cancellation, amendment, modification, suspension, revocation or acceleration under, any of the terms, conditions or provisions of (A) any Contract to which any Group Company is a party or (B) any material Permits, (iii) violate, or constitute a breach under, any Order or applicable Law to which any Group Company or any of its properties or assets are bound or (iv) result in the creation of any Lien upon any of the assets or properties (other than any Permitted Liens) or Equity Securities of any Group Company, except, in the case of any of clauses (ii) through (iv) above (other than with respect to Contracts governing Indebtedness), as would not have a Company Material Adverse Effect.
Section 3.6   Permits.   Each of the Group Companies has all material Permits that are required to own, lease or operate its properties and assets and to conduct its business as currently conducted. Except as is not and would not reasonably be expected to be material to any Group Companies, (i) each material Permit has been duly and validly obtained by the applicable Group Company and is in full force and effect in accordance with its terms, (ii) no written notice of revocation, cancellation or termination of any material Permit has been received by any Group Company, (iii) to the knowledge of the Company, none of such material Permits upon its termination or expiration in the ordinary due course will not be renewed or reissued in the ordinary course of business upon terms and conditions substantially similar to its existing terms and conditions, (iv) there are no Proceedings pending or threatened in writing that would reasonably be expected to result in the revocation, cancellation or termination of any such material Permit and (v) each Group Company is in compliance with all material Permits applicable to such Group Company.

Section 3.7   Material Contracts.
(a)   Section 3.7(a) of the Company Disclosure Schedules sets forth a true and complete list of the following Contracts, other than this Agreement and the Ancillary Documents, to which a Group Company is a party or by which any of its properties or assets may be bound, subject or affected (each a “Material Contract”):
(i)   any agreement which creates or imposes a non-contingent forward Liability to a non-Group Company greater than $500,000;
(ii)   any Contract with (A) a Significant Customer, other than those that, if breached or terminated by a party thereto, would not individually or in the aggregate materially impact the financial condition or results of operations or business of a Group Company, or (B) a Significant Supplier involving the purchase or sale of any inventory, goods or services with a value greater than $250,000;
(iii)   any Contract under which any Group Company is lessee of or holds or operates, in each case, any tangible property (other than real property), owned by any other Person (other than any Affiliates of the Company) in excess of $250,000;
(iv)   any joint venture, profit-sharing, partnership, collaboration, co-promotion, commercialization or research or development Contract, in each case, which requires, or would reasonably be expected to require (based on any occurrence, development, activity or event contemplated by such Contract), aggregate payments to or from any Group Company in excess of $250,000 over the life of the Contract;
(v)   any Contract that (A) limits or purports to limit, in any material respect, the freedom of any Group Company to engage or compete in any line of business or with any Person or in any area or that would so limit or purport to limit, in any material respect, the operations of Purchaser or any of its Affiliates after the Closing, (B) contains any exclusivity, “most favored nation” or similar provisions, obligations or restrictions or (C) contains any other provisions restricting or purporting to restrict the ability of any Group Company to sell, manufacture, develop, commercialize, test or research products, directly or indirectly through third parties, in any material respect or that would so limit or purports to limit, in any material respect, Purchaser or any of its Affiliates after the Closing;
(vi)   any Contract with any Person (A) pursuant to which any Group Company (or Purchaser or any of its Affiliates after the Closing) may be required to pay royalties or other contingent payments based on any research, development, sale, distribution or other similar occurrences, developments, activities or events or (B) under which any Group Company grants to any Person any right of first refusal, right of first negotiation, option to purchase, option to license or any other similar rights with respect to any material Company Product or any material Company Owned Intellectual Property;
(vii)   any Contract for the disposition of any portion of the assets or business of any Group Company or for the acquisition by any Group Company of the assets involving consideration in excess of $500,000 (other than acquisitions or dispositions made in the ordinary course of business), or under which any Group Company has any continuing obligation with respect to an “earn-out”, contingent purchase price or other contingent or deferred payment obligation;
(viii)   any Contract that will be required to be filed with the Registration Statement under applicable SEC requirements or would otherwise be required to be filed by the Company as an exhibit for a Form S-1 pursuant to Items 601(b)(1), (2), (4), (9) or (10) of Regulation S-K under the Securities Act as if the Company was the registrant; or
(ix)   is otherwise material to any Group Company and outside of the ordinary course of business and not described in clauses (i) through (viii) above; and
(x)   any commitment to enter into any Material Contract of the type described in clauses (i) through (ix) of this Section 3.7(a).

(b)   True, correct and complete copies of the Material Contracts (including all material modifications, amendments and supplements thereto) have been delivered to or made available to Purchaser or its agents or representatives.
(c)   Each Material Contract is valid and binding on the applicable Group Company and, to the knowledge of the Company, the counterparty thereto, and is in full force and effect, and the applicable Group Company and, to the knowledge of the Company, the counterparties thereto are not in material breach of, or default under, any Material Contract.
(d)   Since the Lookback Date, (i) no Group Company has received any written or, to the knowledge of the Company, oral claim or notice of material breach of or material default under any Material Contract and (ii) no Significant Customer has exercised its buy-out option under any power purchase agreement or similar Contract.
(e)   To the knowledge of the Company, no event has occurred which, individually or together with other events, would reasonably be expected to result in a material breach of or a material default under any Material Contract by the applicable Group Company or, to the knowledge of the Company, any other party thereto (in each case, with or without notice or lapse of time or both).
Section 3.8   Absence of Changes.   During the period beginning on December 31, 2023, and ending on the date of this Agreement, (a) no Company Material Adverse Effect has occurred and (b) except as expressly required by this Agreement, any Ancillary Document or in connection with the transactions contemplated hereby and thereby, (i) the Company has conducted its business in the ordinary course in all material respects and (ii) no Group Company has taken any action that would require the consent of Purchaser if taken during the period from the date of this Agreement until the Closing pursuant to Section 5.1(b)(i), Section 5.1(b)(ii), Section 5.1(b)(iv), Section 5.1(b)(ix), Section 5.1(b)(x), Section 5.1(b)(xii), Section 5.1(b)(xv), Section 5.1(b)(xvi), Section 5.1(b)(xviii), Section 5.1(b)(xix), or Section 5.1(b)(xxiv) (to the extent related to any of the foregoing).
Section 3.9   Litigation.   There is (and since the Lookback Date there has been) no Proceeding pending or, to the Company’s knowledge, threatened against any Group Company that, if adversely decided or resolved, has been or would reasonably be expected to be, individually or in the aggregate, material to any Group Company. Neither the Group Companies nor any of their respective properties or assets is subject to any material Order. As of the date of this Agreement, there are no material Proceedings by a Group Company pending against any other Person.
Section 3.10   Compliance with Applicable Law.   Each Group Company (a) conducts (and for the last three (3) years has conducted) its business in compliance with all Laws and Orders applicable to such Group Company and is not in violation of any such Law or Order and (b) has not received any communication from any Governmental Entity that alleges that such Group Company is not in compliance with any such Law or Order, except in each case of clauses (a) and (b), as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Group Companies, taken as a whole.
Section 3.11   Employee Plans.
(a)   Section 3.11(a) of the Company Disclosure Schedules sets forth a true and complete list of all material Employee Benefit Plans (including, for each such Employee Benefit Plan, its jurisdiction). With respect to each material Employee Benefit Plan, the Group Companies have provided Purchaser with true and complete copies of the material documents pursuant to which the plan is maintained, funded and administered, including, as applicable: (i) all current plan documents governing such plan and all amendments thereto (or, to the extent unwritten, a summary of its material terms); (ii) the current summary plan description and any summaries of material modifications thereto; (iii) the most recent annual report filed with the Internal Revenue Service (Form 5500-series) including all schedules and attachments thereto; (iv) each current related trust agreement or other funding arrangement (including insurance policies and stop loss insurance policies); (v) the most recent determination, advisory, or opinion letter from the Internal Revenue Service; and (vi) the most recent compliance testing results, including nondiscrimination testing, and (vii) all material, non-routine notices from or correspondence with any Governmental Entity relating to an Employee Benefit Plan received in the past three (3) years relating to any matter that has or could result in a material Liability to any Group Company.

(b)   No Group Company has any Liability, whether absolute or contingent (including any Liability on behalf of any ERISA Affiliate) with respect to or under: (i) a Multiemployer Plan; (ii) a “defined benefit plan” (as defined in Section 3(35) of ERISA, whether or not subject to ERISA) or a plan that is or was subject to Title IV of ERISA or Section 412 of the Code; (iii) a “multiple employer plan” within the meaning of Section of 413(c) of the Code or Section 210 of ERISA; or (iv) a “multiple employer welfare arrangement” as defined in Section 3(40) of ERISA. No Group Company has any Liabilities to provide any retiree or post-termination health or life insurance or other welfare-type benefits to any Person other than health continuation coverage pursuant to COBRA or similar Law and for which the recipient pays the full cost of coverage. No Group Company has any Liabilities by reason of at any time being considered a single employer under Section 414 of the Code with any other Person.
(c)   Each Employee Benefit Plan (and each related trust, insurance Contract, or fund) has been maintained, funded and administered all material respects in compliance with its terms and with the applicable requirements of ERISA, the Code, and other applicable Laws. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and has timely received or may reasonably rely upon a favorable determination or opinion or advisory letter from the Internal Revenue Service, and nothing has occurred that could reasonably be expected to cause the loss of such qualification. None of the Group Companies has incurred or is expected to incur (whether or not assessed) any penalty or Tax under Section 4980H, 4980B, 4980D, 6721 or 6722 of the Code.
(d)   There are no pending or, to the Company’s knowledge, threatened claims or Proceedings with respect to any Employee Benefit Plan (other than routine claims for benefits). There have been no non-exempt “prohibited transactions” within the meaning of Section 4975 of the Code or Sections 406 or 407 of ERISA and no breaches of fiduciary duty (as determined under ERISA) with respect to any Employee Benefit Plan. With respect to each Employee Benefit Plan, all material contributions, distributions, reimbursements and premium payments that are due have been timely made or accrued according to GAAP (to the extent applicable).
(e)   The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement could not (alone or in combination with any other event) (i) result in any payment or benefit becoming due to or result in the forgiveness of any indebtedness of any current or former director, manager, officer, employee, individual independent contractor or other service providers of any of the Group Companies, (ii) increase the amount or value of any compensation or benefits payable to any current or former director, manager, officer, employee, individual independent contractor or other service providers of any of the Group Companies, (iii) result in any breach or violation of or default under or limit any Group Company’s right to amend, modify or terminate any Employee Benefit Plan or related trust, or (iv) result in the acceleration of the time of payment or vesting, or trigger any payment or funding of any compensation or benefits to any current or former director, manager, officer, employee, individual independent contractor or other service providers of any of the Group Companies.
(f)   Each Employee Benefit Plan that constitutes in any part a “nonqualified deferred compensation plan” (as defined under Section 409A(d)(1) of the Code) subject to Section 409A of the Code has been operated and administered in all material respects in operational compliance with, and is in all respects in documentary compliance with, Section 409A of the Code, and no amount under any such Employee Benefit Plan has been or is expected to be subject to any interest or additional Taxes imposed under Section 409A of the Code. The Group Companies have no obligation to make a “gross-up” or similar payment in respect of any taxes that may become payable under Section 4999 or 409A of the Code.
(g)   No amount that could be received (whether in cash or property or the vesting of property) by any Person who could be a “disqualified individual” of any of the Group Companies under any Employee Benefit Plan or otherwise as a result of the consummation of the transactions contemplated by this Agreement could, separately or in the aggregate, be nondeductible under Section 280G of the Code or subjected to an excise tax under Section 4999 of the Code.

Section 3.12   Environmental Matters.
(a)   Each of the Group Companies are (and since the Lookback Date have been) in compliance in all material respects with all Environmental Laws, which compliance includes and has included obtaining, maintaining and complying in all material respects with all Permits required pursuant to Environmental Laws for the occupation of their facilities and the operation of their business.
(b)   Each Permit required under Environmental Law for the development, design, construction, ownership, or operation of any projects in development by the Group Companies has been obtained by the Group Companies or, to the Company’s knowledge, will be obtained in due course and without unanticipated cost or adverse conditions prior to the time the same is required to be obtained under Environmental Law for the occupation of their facilities and the operation of their business, except in each case as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Group Companies, taken as a whole.
(c)   None of the Group Companies have received any notice, Order or communication from any Governmental Entity or any other Person regarding any material actual, alleged, or potential violation in any respect of, a failure to comply in any respect with, or Liability under, any Environmental Laws, except in each case as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Group Companies, taken as a whole.
(d)   There is (and since the Lookback Date there has been) no Proceeding pending or, to the Company’s knowledge, threatened against any Group Company pursuant to Environmental Laws.
(e)   There has been no manufacture, release, treatment, storage, disposal, arrangement for or permitting the disposal, transport or handling of, contamination by, or exposure of any Person to, any Hazardous Substances that has given or would give rise to any material Liability pursuant to Environmental Laws for any Group Company.
The Group Companies have made available to Purchaser copies of all environmental audits, assessments, reports and other material environmental, health and safety documents that are in any Group Company’s possession or control relating to the current or former operations, properties or facilities of the Group Companies.
Section 3.13   Intellectual Property.
(a)   Section 3.13(a) of the Company Disclosure Schedules sets forth a true and complete list of all currently issued or pending Company Registered Intellectual Property, including the (i) the record owner of such item, (ii) the jurisdictions in which such item has been issued or registered or filed, and (iii) the issuance, registration or application number and corresponding date, as applicable, for such item. There is no material unregistered Intellectual Property Rights owned by any Group Company, in each case, as of the date of this Agreement.
(b)   As of the date of this Agreement, all necessary fees, maintenance, filings and renewals with respect to any material Company Registered Intellectual Property have been timely submitted to the relevant intellectual property office or Governmental Entity and Internet domain name registrars as necessary to maintain such material Company Registered Intellectual Property in full force and effect. As of the date of this Agreement, no issuance or registration obtained and no application filed by the Group Companies, in each case for any Intellectual Property Right, has been cancelled, abandoned, allowed to lapse or not renewed, except where the applicable Group Company has, in its reasonable business judgment, decided to cancel, abandon, allow to lapse or not renew such issuance, registration or application. As of the date of this Agreement, no Group Company is currently in receipt of any notice with respect to any alleged infringement or unlawful or improper use of any Intellectual Property Right owned or alleged to be owned by others. As of the date of this Agreement there are no Proceedings pending or threatened, including litigations, interference, re-examination, inter partes review, reissue, opposition, nullity, or cancellation proceedings pending that relate to any Company Registered Intellectual Property or third party Intellectual Property Rights and, to the Company’s knowledge, no such Proceedings are threatened by any Governmental Entity or any other Person.

(c)   Each Group Company exclusively owns all right, title and interest in and to all Company Owned Intellectual Property, free and clear of all Liens (other than Permitted Liens), except for licenses as set forth in Schedule 3.13(a). For all Patents owned by the Group Companies, each inventor on the Patent has assigned their rights to a Group Company. No Group Company has (i) transferred ownership of, or granted any exclusive license with respect to, any Company Owned Intellectual Property to any other Person, except as set forth in Schedule 3.13(a), or (ii) granted any customer the right to use any Company Product or service on anything other than a non-exclusive basis. The applicable Group Company has valid rights under all Contracts for Company Licensed Intellectual Property to use, sell, license and otherwise exploit, as the case may be, all Company Licensed Intellectual Property licensed pursuant to such Contracts as the same is currently used, sold, licensed and otherwise exploited by such Group Company.
(d)   The Company has taken steps reasonable under the circumstances to maintain and protect all of the Intellectual Property Rights owned by the Company. No funding from any Governmental Entity or funding or facilities of a university, college, other educational institution or non-profit organization was used in the development of any Intellectual Property Rights owned by, or developed by or for a Group Company.
(e)   Each Group Company has taken commercially reasonable steps to safeguard and maintain the secrecy of any trade secrets, know-how and other confidential information owned by such Group Company. Without limiting the foregoing, each Group Company has not disclosed any trade secrets, know-how or confidential information to any other Person unless such disclosure was under an appropriate written non-disclosure agreement containing appropriate limitations on use, reproduction and disclosure or such Person was bound under applicable Law to equivalent limitations. Since the Lookback Date, there has not been any violation or unauthorized access to or disclosure of any trade secrets, know-how or confidential information of or in the possession of each Group Company, or violation of any written obligations with respect to such trade secrets, know-how or confidential information.
(f)   None of the Company Owned Intellectual Property and, to the Company’s knowledge, none of the Company Licensed Intellectual Property is subject to any outstanding Order that restricts in any material respect the use, sale, transfer, licensing or exploitation thereof by the Group Companies or affects the validity, use or enforceability of any such Company Owned Intellectual Property.
(g)   Neither the conduct of the business of the Group Companies nor any of the current Company Products offered, marketed, licensed, provided, sold, distributed or otherwise exploited by the Group Companies nor the design, development, manufacturing, reproduction, use, marketing, offer for sale, sale, importation, exportation, distribution, maintenance or other exploitation of any Company Product infringes, constitutes or results from an unauthorized use or misappropriation of or otherwise violates any valid Intellectual Property Rights of any other Person in any material respect.
(h)   Since the Lookback Date, there is no Proceeding pending nor has any Group Company received any written charge, complaint, claim, demand, notice or other communications (i) alleging that a Group Company has infringed, misappropriated or otherwise violated any Intellectual Property Rights of any other Person, (ii) challenging the validity, enforceability, use or exclusive ownership of any Company Owned Intellectual Property or (iii) claiming that any Group Company must take a license under or refrain from using any Intellectual Property Right or consider the applicability of any Intellectual Property Right to any products or services of the Group Companies or to the conduct of the business of the Group Companies.
(i)   To the Company’s knowledge, no Person is infringing, misappropriating, misusing, diluting or violating any Company Owned Intellectual Property. Since the Lookback Date, no Group Company has made any claim against any Person alleging any infringement, misappropriation or other violation of any Company Owned Intellectual Property.
(j)   Each Group Company has obtained, possesses and is in material compliance with valid licenses to use all of the Software present on the Company IT Systems. No Group Company has disclosed or delivered to any escrow agent or any other Person, other than employees or contractors who are subject to confidentiality obligations, any of the source code that is Company Owned Intellectual Property, and no other Person has the right, contingent or otherwise, to obtain access to or use any such source code. To the Company’s knowledge, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time or both) will, or could reasonably be expected to, result in the delivery, license or disclosure of any source code that is owned by a Group Company or otherwise constitutes Company Owned Intellectual Property to any Person who is not, as of the date the event occurs or circumstance or condition comes into existence, a current employee or contractor of a Group Company subject to confidentiality obligations with respect thereto.
(k)   The Company IT Systems and Company Data are in good working condition to effectively perform all information technology operations, are fully functional and operate and run in a reasonable and efficient business manner, and are reasonably sufficient in all material respects for the immediate needs of the Group Companies and Company Products, including as to capacity, scalability, and ability to meet current and anticipated peak volumes in a timely manner. Since the Lookback Date, there has been no failure, substandard performance, or any data loss involving any Company IT System that has caused a material disruption to the Group Companies. The Company IT Systems do not contain any malware or other processes or components intentionally designed to permit unauthorized access to, maliciously disable, encrypt or erase, or otherwise harm any Company IT Systems. Since the Lookback Date, the Group Companies have not received written notice of any audit in connection with any Material Contract pursuant to which they use any third-party Company IT System or Company Data.
(l)   No Group Company has accessed, used, modified, linked to, created derivative works from or incorporated into any proprietary Software that constitutes a Company Product or is otherwise considered Company Owned Intellectual Property and that is distributed to Persons outside of the Group Companies or its employees or contractors, any Public Software, in whole or in part, in each case in a manner that (i) requires any Company Owned Intellectual Property to be licensed, sold, disclosed, distributed, hosted or otherwise made available, including in source code form and/or for the purpose of making derivative works, for any reason, (ii) grants, or requires any Group Company to grant, the right to decompile, disassemble, reverse engineer or otherwise derive the source code or underlying structure of any Company Owned Intellectual Property, (iii) limits in any manner the ability to charge license fees or otherwise seek compensation in connection with the marketing, licensing or distribution of any Company Owned Intellectual Property or (iv) otherwise imposes any limitation, restriction or condition on the right or ability of any Group Company to use, hold for use, license, host, distribute or otherwise dispose of any Company Owned Intellectual Property, other than compliance with notice and attribution requirements.
(m)   Each item of Company Owned Intellectual Property or material Company Licensed Intellectual Property will be owned or available for use by an applicable Group Company immediately subsequent to the Closing on identical terms and conditions as such Company Owned Intellectual Property or Company Licensed Intellectual Property was owned or available for use by the Group Companies immediately prior to the Closing.
Section 3.14   Labor Matters.
(a)   To their knowledge, none of the Group Companies has any material Liability for any past due wages or other compensation for services (including salaries, wage premiums, commissions, fees or bonuses) to their current or former employees and independent contractors under applicable Law, Contract or company policy, or any fines, Taxes, interest, penalties or other sums for failure to pay or delinquency in paying such compensation in a timely manner. Since the Lookback Date, (i) none of the Group Companies has or has had any material Liability for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Entity with respect to unemployment compensation benefits, social security, social insurances or other benefits or obligations for any employees of any Group Company (other than routine payments to be made in the normal course of business and consistent with past practice); and (ii) the Group Companies have withheld all amounts required by applicable Law or by agreement to be withheld from wages, salaries and other payments to employees or independent contractors or other service providers of each Group Company, except as has not and would not reasonably be expected to result in, individually or in the aggregate, material Liability to the Group Companies.

(b)   Since the Lookback Date, there has been no “mass layoff” or “plant closing” as defined by WARN related to any Group Company, and the Group Companies have not incurred any material Liability under WARN nor will they incur any Liability under WARN as a result of the transactions contemplated by this Agreement.
(c)   No Group Company is a party to or bound by any CBAs nor to the knowledge of the Company is there any duty on the part of any Group Company to bargain or consult with, or provide notice or information to, any labor organization, labor union, works council or other employee representative (each a “Union”) which is representing any employee of the Group Companies, or any applicable labor tribunal, in connection with the execution of this Agreement or the transactions contemplated by this Agreement. There are no CBAs or any other labor-related agreements or arrangements that pertain to any of the employees of the Group Companies; and no employees of any Group Company are represented by a Union. Since the Lookback Date, there has been no actual or, to the Company’s knowledge, threatened unfair labor practice charges, material grievances, material labor arbitrations, strikes, lockouts, work stoppages, slowdowns, picketing, hand billing or other material labor disputes against or affecting any Group Company. In the past five (5) years, no labor union, works council, other labor organization, or group of employees of the Group Companies has made a demand for recognition, and there are no representation proceedings presently pending or threatened to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority. To the Company’s knowledge, since the Lookback Date, there have been no pending or threatened labor organizing activities with respect to any employees of any Group Company.
(d)   To the knowledge of Company, the Group Companies are and for the last three years have been in compliance in all material respects with all applicable Laws respecting labor, employment and employment practices, including, without limitation, all laws respecting terms and conditions of employment, health and safety, wages and hours (including the classification of independent contractors and exempt and non-exempt employees), immigration (including the completion of I-9s for all employees and the proper confirmation of employee visas), harassment, discrimination and retaliation, disability rights or benefits, equal opportunity (including compliance with any affirmative action plan obligations), plant closures and layoffs (including WARN), COVID-19, workers’ compensation, labor relations, employee leave issues, and unemployment insurance.
(e)   To the Company’s knowledge, no current or former employee or independent contractor of any Group Company is in any material respect in violation of any term of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, noncompetition agreement, restrictive covenant or other obligation: (i) owed to any Group Company; or (ii) owed to any third party with respect to such person’s right to be employed or engaged by the applicable Group Company.
(f)   No employee layoff, facility closure or shutdown (whether voluntary or by Order), reduction-in-force, furlough, temporary layoff, material work schedule change or reduction in hours, or reduction in salary or wages, or other workforce changes affecting employees of the Group Companies has occurred within the past six (6) months or is currently contemplated, planned or announced, including as a result of COVID-19 or any Law, Order, directive, guidelines or recommendations by any Governmental Entity in connection with or in response to COVID-19. The Group Companies have not otherwise experienced any material employment-related liability with respect to, arising out of or in connection with COVID-19.
(g)   To the Company’s knowledge, no executive officer or senior or management-level employee of any of the Group Companies has given notice of termination of employment or otherwise disclosed plans to terminate employment with any of the Group Companies within the twelve (12) month period following the date hereof. No officer, director, executive, employee, contractor or agent of the Group Companies has been accused in writing or, to the Company’s knowledge, orally, of any sexual harassment, sexual assault, other similar misconduct or sexual discrimination or other discrimination, retaliation or related policy violation allegation in connection with his or her employment or engagement with the Group Companies or otherwise during the last five (5) years.

(h)   The Group Companies have no employees other than those being shared with the Group Companies pursuant to the Employee Services Sharing Agreement described in Schedule 3.7(a).
(i)   Section 3.14(i) of the Company Disclosure Schedules contains a list of all independent contractors (including consultants) currently engaged by any Group Company, along with the position, the entity engaging such Person, date of retention and rate of remuneration for each such Person. Except as set forth in Section 3.14(i) of the Company Disclosure Schedules, all of such independent contractors are a party to a written Contract with a Group Company. To the Knowledge of the Company, for the purposes of applicable Law, including the Code, all independent contractors who are currently, or within the last six (6) years have been, engaged by a Group Company are bona fide independent contractors and not employees of a Group Company. Except as set forth in Section 3.14(i) of the Company Disclosure Schedules, each independent contractor is terminable on fewer than thirty (30) days’ notice, without any obligation of any Group Company to pay severance or a termination fee.
Section 3.15   Insurance.   Section 3.15 of the Company Disclosure Schedules sets forth a list of all material policies of fire, liability, workers’ compensation, property, casualty and other forms of insurance owned or held by any Group Company as of the date of this Agreement. All such policies are in full force and effect, all premiums due and payable thereon as of the date of this Agreement have been paid in full as of the date of this Agreement, and true and complete copies of all such policies have been made available to Purchaser. As of the date of this Agreement, no claim by any Group Company is pending under any such policies as to which coverage has been denied or disputed, or rights reserved to do so, by the underwriters thereof, except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Group Companies, taken as a whole.
Section 3.16   Tax Matters.
(a)   Each Group Company has prepared and filed all material Tax Returns required to have been filed by it, all such Tax Returns are true and complete in all material respects and prepared in compliance in all material respects with all applicable Laws and Orders, and each Group Company has paid all material Taxes required to have been paid by it regardless of whether shown on a Tax Return.
(b)   Each Group Company has timely withheld and paid to the appropriate Tax Authority all material amounts required to have been withheld and paid in connection with amounts paid or owing to any employee, individual independent contractor, other service providers, equity interest holder or other third-party.
(c)   No Group Company is currently the subject of a Tax audit or examination with respect to material Taxes. No Group Company has been informed in writing of the commencement or anticipated commencement of any Tax audit or examination that has not been resolved or completed, in each case, with respect to material Taxes.
(d)   No Group Company has consented to extend or waive the time in which any material Tax may be assessed or collected by any Tax Authority, other than any such extensions or waivers that are no longer in effect or that were extensions of time to file Tax Returns obtained in the ordinary course of business.
(e)   No “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. income Tax Law), private letter rulings, technical advice memoranda or similar agreements or rulings have been entered into or issued by any Tax Authority with respect to any Group Company, which agreement or ruling would be effective after the Closing Date.
(f)   No Group Company is or has been a party to any “listed transaction” as defined in Section 6707A of the Code and Treasury Regulations Section 1.6011-4 (or any corresponding or similar provision of state, local or non-U.S. income Tax Law).
(g)   There are no Liens for material Taxes on any assets of the Group Companies other than Permitted Liens.

(h)   During the two (2)-year period ending on the date of this Agreement, no Group Company was a distributing corporation or a controlled corporation in a transaction purported or intended to be governed by Section 355 of the Code (or so much of Section 356 of the Code as relates to Section 355 of the Code).
(i)   No Group Company (i) has been a member of an affiliated group filing a consolidated U.S. federal income Tax Return (other than a group the common parent of which was a Group Company or any of its current Affiliates) or (ii) has any material Liability for the Taxes of any Person (other than a Group Company or any of its current Affiliates) under Section 1.1502-6 of the Treasury Regulations (or any similar provision of state, local or non-U.S. Law), as a transferee or successor, or by Contract (other than any Contract the primary subject matter of which does not relate to Taxes).
(j)   No written claims have ever been made by any Tax Authority in a jurisdiction where a Group Company does not file Tax Returns that such Group Company is or may be subject to taxation or to a Tax Return filing requirement by that jurisdiction, which claims have not been resolved or withdrawn.
(k)   No Group Company is a party to any Tax allocation, Tax sharing or Tax indemnity or similar agreements or arrangements (other than one that is included in a Contract entered into in the ordinary course of business the primary subject matter of which does not relate to Taxes) and no Group Company is a party to any joint venture, partnership or other arrangement that is treated as a partnership for U.S. federal income Tax purposes.
(l)   Each Group Company is tax resident only in its jurisdiction of formation.
(m)   No Group Company has a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise has an office or fixed place of business in a country other than the country in which it is organized.
(n)   No Group Company will be required to include any material item of income in, or exclude any material deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting, or use of an improper method of accounting, made on or prior to the Closing Date; (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law) executed on or prior to the Closing Date; (iii) intercompany transactions as described in Treasury Regulations Section 1.1502-13 (or any corresponding or similar provision of state, local or foreign income Tax Law) that existed prior to the Closing or excess loss account described in Treasury Regulations Section 1.1502-19 (or any corresponding or similar provision of state, local or foreign income Tax Law); (iv) installment sale or open transaction disposition made on or prior to the Closing Date; (v) prepaid amount or deferred revenue received on or prior to the Closing Date (other than deferred revenue or prepaid amounts collected by the Company in the ordinary course of business); or (vi) election described in Section 108(i) of the Code (or any successor federal provision or corresponding or similar provision of state, local or non-U.S. Law).
(o)   No Group Company has taken or agreed to take any action not contemplated by this Agreement and/or any Ancillary Document that would reasonably be expected to prevent the Merger from qualifying for the Intended Tax Treatment. To the knowledge of the Company, no facts or circumstances exist, other than any facts or circumstances to the extent that such facts or circumstances exist or arise as a result of or related to any act or omission of any Purchaser Party or any of their respective Affiliates, in each case, occurring after the date of this Agreement and not contemplated by this Agreement and/or any of the Ancillary Documents, that would reasonably be expected to prevent the Merger from qualifying for the Intended Tax Treatment.
Section 3.17   Brokers.   Except for fees (including the amounts due and payable assuming the Closing occurs) set forth on Section 3.17 of the Company Disclosure Schedules (which fees shall be the sole responsibility of the Company, except as otherwise provided in Section 8.6), no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any of its Affiliates for which any of the Group Companies has any obligation.

Section 3.18   Real and Personal Property.
(a)   Owned Real Property.   Section 3.18(a) of the Company Disclosure Schedules sets forth a true and complete list (including street addresses) and description or parcel ID of each parcel of Owned Real Property. With respect to each such parcel of Owned Real Property, (i) the applicable Group Company has good, valid and marketable indefeasible fee simple title to the Owned Real Property, free and clear of all Liens other than Permitted Liens, (ii) to the extent in Group Company’s possession, the Company has delivered or made available to Purchaser true, complete and correct copies of the deeds and other instruments (as recorded) by which the applicable Group Company acquired such Owned Real Property, and copies of all title insurance policies in the possession of the Group Company and relating to the Owned Real Property, (iii) except as set forth in Section 3.18(a) of the Company Disclosure Schedules, no Group Company has leased or otherwise granted to any Person the right to use or occupy such Owned Real Property or any portion thereof, and (iv) other than the right granted pursuant to this Agreement, there are no outstanding options, rights of first offer or rights of first refusal to purchase such Owned Real Property or any portion thereof or interest therein.
(b)   Leased Real Property.   Section 3.18(b) of the Company Disclosure Schedules sets forth a true and complete list of all Real Property Leases for Leased Real Property, including the date and name of the parties to such Real Property Lease document. True and complete copies of all such Real Property Leases have been made available to Purchaser (including all amendments, extensions, renewals, guaranties and other agreements with respect thereto). Each Real Property Lease is in full force and effect and is a valid, legal and binding obligation of the applicable Group Company party thereto, enforceable in accordance with its terms against such Group Company and, to the Company’s knowledge, each other party thereto (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity). There is no breach or default by any Group Company or, to the Company’s knowledge, any third party under any Real Property Lease, and, to the Company’s knowledge, no event has occurred which (with or without notice or lapse of time or both) would constitute a breach or default or would permit termination of, or a material modification or acceleration thereof by any party to such Real Property Leases. Except as set forth in Section 3.18(b) of the Company Disclosure Schedule, no Group Company has subleased, licensed, or otherwise granted any Person the right to use or occupy the Leased Real Property, or any portion thereof, subject to such Real Property Lease.
(c)   Real Property Used in the Business.   The Owned Real Property identified in Section 3.18(a) and the Leased Real Property identified in Section 3.18(b) of the Company Disclosure Schedules, comprise all of the material real property used or intended to be used in, or otherwise related to, the Group Companies’ business.
(d)   Personal Property.   Each Group Company has good, marketable and indefeasible title to, or a valid leasehold interest in or license or right to use, all of the material tangible assets and tangible properties of the Group Companies reflected in the Financial Statements or thereafter acquired by the Group Companies, including all buildings, structures, improvements, and fixtures located on any Leased Real Property which are owned by any of the Group Companies, free and clear of all Liens except for Permitted Liens, except for assets disposed of in the ordinary course of business and equipment assets less than $100,000.00 financed in the normal course of business, and except as set forth on Section 3.18(d) of the Company Disclosure Schedules.
Section 3.19   Transactions with Affiliates.   Section 3.19 of the Company Disclosure Schedules sets forth all Contracts over $25,000 between (a) any Group Company, on the one hand, and (b) any officer, director, employee, partner, member, manager, direct or indirect equity holder or Affiliate of any Group Company (other than, for the avoidance of doubt, any other Group Company) or any family member of the foregoing Persons, on the other hand (each Person identified in this clause (b), a “Company Related Party”), other than (i) Contracts with respect to a Company Related Party’s employment with (including benefit plans and other ordinary course compensation from) any of the Group Companies entered into in the ordinary course of business, (ii) Contracts with respect to a Company Shareholder’s status as a holder of Equity Securities of the Company and (iii) Contracts entered into after the date of this Agreement that are either permitted pursuant to Section 5.1(b) or entered into in accordance with Section 5.1(b). Except as set forth on Section 3.19 of the Company Disclosure Schedules, no Company Related Party (A) owns any interest in any material asset used in any Group Company’s business, (B) possesses, directly or indirectly, any material financial interest in, or is a director or executive officer of, any Person which is a supplier, lender, partner, lessor, lessee or other material business relation of any Group Company or (C) owes any material amount to, or is owed any material amount by, any Group Company (other than ordinary course accrued compensation, employee benefits, employee or director expense reimbursement or other transactions entered into after the date of this Agreement that are either permitted pursuant to Section 5.1(b) or entered into in accordance with Section 5.1(b)). All Contracts, arrangements, understandings, interests and other matters that are required to be disclosed pursuant to this Section 3.19 are referred to herein as “Company Related Party Transactions”.
Section 3.20   Data Privacy and Security.
(a)   Each Group Company does not knowingly collect or process Personal Data contrary to law, to each Group Company’s knowledge. The Company has safeguards in place that are sufficient to protect Personal Data and confidential information in the Company’s possession or control from unauthorized access by third Persons and to ensure that the operation of the businesses of each Group Company (including with respect to employee matters) are in compliance with all Privacy and Security Requirements in all material respects.
(b)   There are no pending Proceedings, nor has there been any Proceedings against any Group Company initiated by (i) any Person; (ii) the United States Federal Trade Commission, any state attorney general or similar state official; (iii) any other Governmental Entity or (iv) any regulatory or self-regulatory entity, in each case, alleging that any Processing of Personal Data by or on behalf of a Group Company is in violation of any applicable Privacy Laws.
(c)   Since the Lookback Date, (i) there has been no material unauthorized access, use, acquisition or disclosure of Personal Data, or confidential business information in the possession or control of any Group Company or, to the Company’s knowledge, any third party service provider on behalf of any Group Company, and (ii) to the Company’s knowledge, there have been no unauthorized intrusions into or Security Breaches of any Group Company systems networks, communication equipment or other technology necessary for the operations of the Group Companies’ business. The Group Companies have not experienced any material successful unauthorized access to, use or modification of, or interference with Company IT Systems since the Lookback Date and none of the Group Companies is aware of any written or, to the knowledge of the Company, oral notices or complaints from any Person regarding such a Security Breach or incident. None of the Group Companies has received any written complaints, claims, demands, inquiries or other notices, including a notice of investigation, from any Person (including any Governmental Entity or self-regulatory authority) regarding any of the Group Companies’ Processing of Personal Data or compliance with applicable Privacy and Security Requirements. Since the Lookback Date, none of the Group Companies have provided or have been obligated to provide notice under any Privacy and Security Requirements to regarding any Security Breach or unauthorized access to or use of any Company IT System or Personal Data.
(d)   Each Group Company owns or has a license to use the Company IT Systems as necessary to operate the business of each Group Company as currently conducted. The Group Companies have a sufficient number of license seats for all Software included in the Company IT Systems.
(e)   The Group Companies are and have been in compliance in all material respects with all applicable Privacy and Security Requirements since the Lookback Date.
(f)   The Group Companies have implemented reasonable physical, technical and administrative safeguards to protect the privacy, operation, confidentiality, integrity and security of all Company IT Systems and Personal Data in their possession or control from unauthorized access by any Person, including each of the Group Companies’ employees and contractors.
Section 3.21   Customers and Suppliers.
(a)   Except as set forth on Section 3.21(a) of the Company Disclosure Schedule, the Group Companies have no outstanding material disputes concerning its products and/or services with any customer who was one of the 10 largest customers of or to the Group Companies in the year ended December 31, 2023 (each, a “Significant Customer”), and, to the knowledge of the Company, there is no material dissatisfaction on the part of any Significant Customer. Each Significant Customer is listed on Section 3.21(a) of the Company Disclosure Schedule. No Significant Customer has communicated in writing that it does not intend to continue as a customer of the applicable Group Company after the Closing or that it intends to terminate or materially modify existing Contracts with the applicable Group Company, nor does the Company have any knowledge of any Significant Customer’s intent to discontinue its relationship or materially modify or reduce existing Contracts.
(b)   Except as set forth on Section 3.21(b) of the Company Disclosure Schedule, the Group Companies have no outstanding material disputes concerning products and/or services provided by any supplier or partner who either, (i) in the year ended December 31, 2023, was one of the 10 largest suppliers of products and/or services to or partner of the Company, based on amounts paid or payable with respect to such period (each, a “Significant Supplier”) or (ii) is a material data provider. Each Significant Supplier is listed on Section 3.21(b) of the Company Disclosure Schedule. The Group Companies have not received any information from any Significant Supplier that such supplier shall not continue as a supplier to the applicable Group Company after the Closing or that such Significant Supplier intends to terminate or materially modify existing Contracts with the applicable Group Company.
Section 3.22   Compliance with International Trade & Anti-Corruption Laws.
(a)   Neither the Group Companies nor, to the Company’s knowledge, any of their Representatives, or any other Persons acting for or on behalf of any of the foregoing, is or has been, in the past five (5) years, (i) a Person named on any Sanctions and Export Control Laws-related list of designated Persons maintained by a Governmental Entity; (ii) located, organized or resident in a country or territory which is itself the subject of or target of comprehensive Sanctions and Export Control Laws; (iii) an entity fifty percent (50%) or more-owned, directly or indirectly, by one or more Persons described in clause (i) or (ii); or (iv) otherwise engaging in dealings with or for the benefit of any Person described in clauses (i)  – (iii), in each case in violation of applicable Sanctions and Export Control Laws.
(b)   Neither the Group Companies nor, to the Company’s knowledge, any of their Representatives, or any other Persons acting for or on behalf of any of the foregoing has (i) made, offered, promised, paid or received any unlawful bribes, kickbacks or other similar payments to or from any Person, (ii) made or paid any contributions, directly or indirectly, to a domestic or foreign political party or candidate for any improper purpose or (iii) otherwise made, offered, received, authorized, promised or paid any improper payment, in each case in violation of any applicable Anti-Corruption Laws.
(c)   To the Company’s knowledge, neither the Group Companies nor any of their Representatives, or any other Persons acting for or on behalf of any of the foregoing has been, in the past five (5) years, the subject of any allegation, voluntary disclosure, investigation, prosecution or enforcement action related to any Anti-Corruption Laws or Sanctions and Export Control Laws.
Section 3.23   Information Supplied.   None of the information supplied or to be supplied by or on behalf of the Group Companies expressly for inclusion or incorporation by reference prior to the Closing in the Registration Statement / Proxy Statement will, when the Registration Statement / Proxy Statement is declared effective or when the Registration Statement / Proxy Statement is mailed to the Pre-Closing Purchaser Holders or at the time of the Purchaser Shareholders Meeting, and in the case of any amendment thereto, at the time of such amendment, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
Section 3.24   Investigation; No Other Representations.
(a)   The Company, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that (i) it has conducted its own independent review and analysis of, and, based thereon, has formed an independent judgment concerning, the business, assets, condition, operations and prospects of, Purchaser Parties and (ii) it has been furnished with or given access to such documents and information about Purchaser Parties and their respective businesses and operations as it and its Representatives have deemed necessary to enable it to make an informed decision with respect to the execution, delivery and performance of this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby.

(b)   In entering into this Agreement and the Ancillary Documents to which it is or will be a party, the Company has relied solely on its own investigation and analysis and the representations and warranties expressly set forth in Article 4 and in the Ancillary Documents to which it is or will be a party and no other representations or warranties of Purchaser Party, any Purchaser Non-Party Affiliate or any other Person, either express or implied, and the Company, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that, except for the representations and warranties expressly set forth in Article 4 and in the Ancillary Documents to which it is or will be a party, none of the Purchaser Parties, any Purchaser Non-Party Affiliate or any other Person makes or has made any representation or warranty, either express or implied, in connection with or related to this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby.
Section 3.25   EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES.   NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO ANY PURCHASER PARTY OR ANY OF THEIR RESPECTIVE REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION (INCLUDING ANY FINANCIAL PROJECTIONS OR OTHER SUPPLEMENTAL DATA), EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS ARTICLE 3, ANY CERTIFICATES REQUIRED TO BE DELIVERED IN CONNECTION WITH THE CLOSING OR THE ANCILLARY DOCUMENTS, NONE OF THE COMPANY, ANY COMPANY NON-PARTY AFFILIATE OR ANY OTHER PERSON MAKES, AND THE COMPANY EXPRESSLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, IN CONNECTION WITH THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, INCLUDING AS TO THE MATERIALS RELATING TO THE BUSINESS AND AFFAIRS OR HOLDINGS OF THE GROUP COMPANIES THAT HAVE BEEN MADE AVAILABLE TO ANY PURCHASER PARTY OR ANY OF THEIR REPRESENTATIVES OR IN ANY PRESENTATION OF THE BUSINESS AND AFFAIRS OF THE GROUP COMPANIES BY THE MANAGEMENT OF THE COMPANY OR OTHERS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY OR BY THE ANCILLARY DOCUMENTS, AND NO STATEMENT CONTAINED IN ANY OF SUCH MATERIALS OR MADE IN ANY SUCH PRESENTATION SHALL BE DEEMED A REPRESENTATION OR WARRANTY HEREUNDER OR OTHERWISE OR DEEMED TO BE RELIED UPON BY ANY PURCHASER PARTY OR ANY PURCHASER NON-PARTY AFFILIATE IN EXECUTING, DELIVERING AND PERFORMING THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN ARTICLE 3, ANY CERTIFICATES REQUIRED TO BE DELIVERED IN CONNECTION WITH THE CLOSING OR THE ANCILLARY DOCUMENTS, IT IS UNDERSTOOD THAT ANY COST ESTIMATES, PROJECTIONS OR OTHER PREDICTIONS, ANY DATA, ANY FINANCIAL INFORMATION OR ANY MEMORANDA OR OFFERING MATERIALS OR PRESENTATIONS, INCLUDING ANY OFFERING MEMORANDUM OR SIMILAR MATERIALS MADE AVAILABLE BY ANY GROUP COMPANY ARE NOT AND SHALL NOT BE DEEMED TO BE OR TO INCLUDE REPRESENTATIONS OR WARRANTIES OF THE COMPANY, ANY COMPANY NON-PARTY AFFILIATE OR ANY OTHER PERSON, AND ARE NOT AND SHALL NOT BE DEEMED TO BE RELIED UPON BY ANY PURCHASER PARTY OR ANY PURCHASER NON-PARTY AFFILIATE IN EXECUTING, DELIVERING OR PERFORMING THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES RELATING TO THE PURCHASER PARTIES
Subject to Section 8.8, except as set forth on the Purchaser Disclosure Schedules, or (b) except as set forth in any Purchaser SEC Reports (excluding any disclosures in any “risk factors” section that do not constitute statements of fact, disclosures in any forward-looking statements disclaimers and other disclosures that are generally cautionary, predictive or forward-looking in nature), each Purchaser Party hereby represents and warrants to the Company as follows:

Section 4.1   Organization and Qualification.   Each Purchaser Party is an exempted company, corporation, limited liability company or other applicable business entity duly organized, incorporated or formed, as applicable, validly existing and in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) under the Laws of its jurisdiction of organization, incorporation or formation (as applicable).
Section 4.2   Authority.   Each Purchaser Party has the requisite exempted company, corporate, limited liability company or other similar power and authority to execute and deliver this Agreement and each of the Ancillary Documents to which it is or will be a party and to consummate the transactions contemplated hereby and thereby. Subject to the receipt of the Purchaser Shareholder Approval, and the approvals and consents to be obtained by Pubco and the Merger Subs pursuant to Section 5.9, the execution and delivery of this Agreement, the Ancillary Documents to which an Purchaser Party is or will be a party and the consummation of the transactions contemplated hereby and thereby have been (or, in the case of any Ancillary Document entered into after the date of this Agreement, will be upon execution thereof) duly authorized by all necessary exempted company, corporate, limited liability company or other similar action on the part of such Purchaser Party. This Agreement has been and each Ancillary Document to which an Purchaser Party is or will be a party will be, upon execution thereof, duly and validly executed and delivered by such Purchaser Party and constitutes or will constitute, upon execution thereof, as applicable, a valid, legal and binding agreement of such Purchaser Party (assuming this Agreement has been and the Ancillary Documents to which such Purchaser Party is or will be a party are or will be, upon execution thereof, as applicable, duly authorized, executed and delivered by the other Persons party hereto or thereto, as applicable), enforceable against such Purchaser Party in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).
Section 4.3   Consents and Requisite Governmental Approvals; No Violations.
(a)   No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity is required on the part of any Purchaser Party with respect to such Purchaser Party’s execution, delivery or performance of its obligations under this Agreement or the Ancillary Documents to which it is or will be party or the consummation of the transactions contemplated by this Agreement or by the Ancillary Documents, except for (i) compliance with and filings under the HSR Act, (ii) the filing with the SEC of (A) the Registration Statement / Proxy Statement and the declaration of the effectiveness thereof by the SEC and (B) such reports under Section 13(a) or 15(d) of the Exchange Act as may be required in connection with this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby, (iii) such filings with and approvals of NYSE to permit the Pubco Class A Common Shares to be issued in connection with the transactions contemplated by this Agreement and the other Ancillary Documents to be listed on NYSE, (iv) such filings and approvals required in connection with the Domestication, (v) filing of the Purchaser Certificate of Merger, (vi) the approvals and consents to be obtained by Pubco and the Merger Subs pursuant to Section 5.9, (vii) the Purchaser Shareholder Approval or (viii) any other consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not have an Purchaser Material Adverse Effect.
(b)   Neither the execution, delivery or performance by any Purchaser Party of this Agreement nor the Ancillary Documents to which such Purchaser Party is or will be a party nor the consummation by any Purchaser Party of the transactions contemplated hereby or thereby will, directly or indirectly (with or without due notice or lapse of time or both) (i) result in any breach of any provision of the Governing Documents of such Purchaser Party, (ii) result in a violation or breach of, or constitute a default or give rise to any right of termination, cancellation, amendment, modification, suspension, revocation or acceleration under, any of the terms, conditions or provisions of any Contract to which such Purchaser Party is a party, (iii) violate, or constitute a breach under, any Order or applicable Law to which such Purchaser Party or any of its properties or assets are bound or (iv) result in the creation of any Lien upon any of the assets or properties (other than any Permitted Liens) of such Purchaser Party, except in the case of clauses (ii) through (iv) above, as would not have an Purchaser Material Adverse Effect.
Section 4.4   Brokers.   Except for fees (including the amounts due and payable assuming the Closing occurs) set forth on Section 4.4 of the Purchaser Disclosure Schedules (which fees shall be the sole responsibility of Purchaser, except as otherwise provided in Section 8.6), no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of any Purchaser Party for which a Purchaser Party has any obligation.
Section 4.5   Information Supplied.   None of the information supplied or to be supplied by or on behalf of the Purchaser Parties expressly for inclusion or incorporation by reference prior to the Closing in the Registration Statement / Proxy Statement will, when the Registration Statement / Proxy Statement is declared effective or when the Registration Statement / Proxy Statement is mailed to the Pre-Closing Purchaser Holders or at the time of the Purchaser Shareholders Meeting, and in the case of any amendment thereto, at the time of such amendment, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
Section 4.6   Capitalization of the Purchaser Parties.
(a)   Section 4.6(a) of the Purchaser Disclosure Schedules sets forth a true and complete statement of the number and class or series (as applicable) of the issued and outstanding Purchaser Shares and the Purchaser Warrants as of the date hereof. All outstanding Equity Securities of Purchaser (except to the extent such concepts are not applicable under the applicable Law of Purchaser’s jurisdiction of organization, incorporation or formation, as applicable, or other applicable Law) prior to the consummation of the Mergers have been duly authorized and validly issued and are fully paid and non-assessable. Such Equity Securities (i) were not issued in violation of the Governing Documents of Purchaser and (ii) are not subject to any preemptive rights, call option, right of first refusal, subscription rights, transfer restrictions or similar rights of any Person (other than transfer restrictions under applicable Securities Laws or under the Governing Documents of Purchaser or under this Agreement or the Ancillary Documents) and were not issued in violation of any preemptive rights, call option, right of first refusal, subscription rights, transfer restrictions or similar rights of any Person. Except for the Purchaser Shares and Purchaser Warrants set forth on Section 4.6(a) of the Purchaser Disclosure Schedules (taking into account, any changes or adjustments to the Purchaser Shares and the Purchaser Warrants as a result of, or to give effect to, the Domestication and assuming that no Purchaser Shareholder Redemptions are effected), immediately prior to Closing, there shall be no other outstanding Equity Securities of Purchaser.
(b)   Prior to giving effect to the Mergers, Pubco is authorized to issue, and has issued, 1,000 Pubco Common Shares, all of which are outstanding and owned by Purchaser. Prior to giving effect to the Transactions, Purchaser does not have any Subsidiaries or own any equity interests in any other Person other than Pubco and the indirect ownership of Purchaser Merger Sub and Company Merger Sub.
(c)   Prior to giving effect to the Company Merger, Company Merger Sub is authorized to issue, and has issued, 1,000 shares of Company Merger Sub Common Stock, all are outstanding and owned by Pubco. Prior to giving effect to the Purchaser Merger, Purchaser Merger Sub is authorized to issue, and has issued, 1,000 shares of Purchaser Merger Sub Common Stock, all of which are outstanding and owned by Pubco. Prior to giving effect to the Transactions, Pubco does not have any Subsidiaries or own any equity interests in any other Person other than the Merger Subs.
(d)   Except as expressly contemplated by this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby or as otherwise mutually agreed to by the Company and Purchaser, there are no outstanding (A) equity appreciation, phantom equity or profit participation rights or (B) options, restricted stock, phantom stock, warrants, purchase rights, subscription rights, conversion rights, exchange rights, calls, puts, rights of first refusal or first offer or other Contracts that could require any Purchaser Party, and, except as expressly contemplated by this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby or as otherwise mutually agreed in writing by the Company and Purchaser, there is no obligation of any Purchaser Party, to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem any Equity Securities or securities convertible into or exchangeable for Equity Securities of any Purchaser Party.
(e)   Section 4.6(e) of the Purchaser Disclosure Schedules sets forth as of the date of this Agreement a list of: (i) its Subsidiaries and (ii) any Equity Securities it owns, directly or indirectly, in any Person.

(f)   Section 4.6(f) of the Purchaser Disclosure Schedules sets forth as of the date of this Agreement a list of (i) all Indebtedness for borrowed money of Purchaser, including the principal amount of such Indebtedness, the outstanding balance, and the debtor and the creditor thereof and (ii) a good faith estimate of the aggregate amount of all other Purchaser Liabilities (including all such liabilities with respect to any business combinations or financing transactions contemplated by Purchaser other than the transactions contemplated by this Agreement).
Section 4.7   SEC Filings.   Purchaser has timely filed or furnished all statements, forms, reports and documents required to be filed or furnished by it prior to the date of this Agreement with the SEC pursuant to Federal Securities Laws since its initial public offering (collectively, and together with any exhibits and schedules thereto and other information incorporated therein, and as they have been supplemented, modified or amended since the time of filing, the “Purchaser SEC Reports”), and, as of the Closing, will have filed or furnished all other statements, forms, reports and other documents required to be filed or furnished by it subsequent to the date of this Agreement with the SEC pursuant to Federal Securities Laws through the Closing (collectively, and together with any exhibits and schedules thereto and other information incorporated therein, and as they have been supplemented, modified or amended since the time of filing, but excluding the Registration Statement / Proxy Statement, the “Additional Purchaser SEC Reports”). Each of the Purchaser SEC Reports, as of their respective dates of filing, and as of the date of any amendment or filing that superseded the initial filing, complied and each of the Additional Purchaser SEC Reports, as of their respective dates of filing, and as of the date of any amendment or filing that superseded the initial filing, will comply, in all material respects with the applicable requirements of the Federal Securities Laws (including, as applicable, the Sarbanes-Oxley Act and any rules and regulations promulgated thereunder) applicable to the Purchaser SEC Reports or the Additional Purchaser SEC Reports (for purposes of the Additional Purchaser SEC Reports, assuming that the representation and warranty set forth in Section 3.23 is true and correct in all respects with respect to all information supplied by or on behalf of Group Companies expressly for inclusion or incorporation by reference therein). As of their respective dates of filing, the Purchaser SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made or will be made, as applicable, not misleading (for purposes of the Additional Purchaser SEC Reports, assuming that the representation and warranty set forth in Section 3.23 is true and correct in all respects with respect to all information supplied by or on behalf of Group Companies expressly for inclusion or incorporation by reference therein). As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the Purchaser SEC Reports.
Section 4.8   Trust Account.   As of the date of this Agreement, Purchaser has an amount in cash in the Trust Account equal to at least $49,930,000. The funds held in the Trust Account are held in trust pursuant to that certain Investment Management Trust Agreement, dated as of December 8, 2021 (the “Trust Agreement”), between Purchaser and Continental, as trustee (the “Trustee”). There are no separate agreements, side letters or other agreements or understandings (whether written or unwritten, express or implied) that would cause the description of the Trust Agreement in the Purchaser SEC Reports to be inaccurate in any material respect or, to Purchaser’s knowledge, that would entitle any Person to any portion of the funds in the Trust Account (other than (i) in respect of deferred underwriting commissions or Taxes, (ii) the Pre-Closing Purchaser Holders who shall have elected to redeem their Purchaser Class A Ordinary Shares pursuant to the Governing Documents of Purchaser or (iii) if Purchaser fails to complete a business combination within the allotted time period set forth in the Governing Documents of Purchaser and liquidates the Trust Account, subject to the terms of the Trust Agreement, Purchaser (in limited amounts to permit Purchaser to pay the expenses of the Trust Account’s liquidation, dissolution and winding up of Purchaser) and then the Pre-Closing Purchaser Holders). Prior to the Closing, none of the funds held in the Trust Account are permitted to be released, except in the circumstances described in the Governing Documents of Purchaser and the Trust Agreement. Purchaser has performed all material obligations required to be performed by it to date under, and is not in material default or delinquent in performance or any other respect (claimed or actual) in connection with, the Trust Agreement, and, to the knowledge of Purchaser, no event has occurred which, with due notice or lapse of time or both, would constitute such a material default thereunder. As of the date of this Agreement, there are no claims or proceedings pending with respect to the Trust Account. Since December 8, 2021, Purchaser has not released any money from the Trust Account (other than interest income earned on the funds held in the Trust Account as permitted by the Trust Agreement). Upon the consummation of the transactions contemplated hereby, including the distribution of assets from the Trust Account (A) in respect of deferred underwriting commissions or Taxes or (B) to the Pre-Closing Purchaser Holders who have elected to redeem their Purchaser Class A Ordinary Shares pursuant to the Governing Documents of Purchaser, each in accordance with the terms of and as set forth in the Trust Agreement, Purchaser shall have no further obligation under either the Trust Agreement or the Governing Documents of Purchaser to liquidate or distribute any assets held in the Trust Account, and the Trust Agreement shall terminate in accordance with its terms.
Section 4.9   Transactions with Affiliates.   Section 4.9 of the Purchaser Disclosure Schedules sets forth all Contracts between (a) Purchaser, on the one hand, and (b) any officer, director, employee, partner, member, manager, direct or indirect equityholder (including the Sponsor) or Affiliate of either Purchaser or the Sponsor, on the other hand (each Person identified in this clause (b), a “Purchaser Related Party”), other than (i) Contracts with respect to an Purchaser Related Party’s employment with, or the provision of services to, Purchaser entered into in the ordinary course of business (including benefit plans, indemnification arrangements and other ordinary course compensation), (ii) Contracts with respect to a Pre-Closing Purchaser Holder’s or a holder of Purchaser Warrants’ status as a holder of Purchaser Shares or Purchaser Warrants, as applicable, and (iii) Contracts entered into after the date of this Agreement that are either permitted pursuant to Section 5.9 or entered into in accordance with Section 5.9. Except as set forth on Section 4.9 of the Purchaser Disclosure Schedules, no Purchaser Related Party (A) owns any interest in any material asset used in the business of Purchaser, (B) possesses, directly or indirectly, any material financial interest in, or is a director or executive officer of, any Person which is a material client, supplier, customer, lessor or lessee of Purchaser or (C) owes any material amount to, or is owed any material amount by, Purchaser. All Contracts, arrangements, understandings, interests and other matters that are required to be disclosed pursuant to this Section 4.9 are referred to herein as “Purchaser Related Party Transactions”.
Section 4.10   Litigation.   As of the date of this Agreement, there is (and since its organization, incorporation or formation, as applicable, there has been) no Proceeding pending or, to Purchaser’s knowledge, threatened against any Purchaser Party that, if adversely decided or resolved, would be material to the Purchaser Parties, taken as a whole. None of the Purchaser Parties nor any of their respective properties or assets is subject to any material Order. As of the date of this Agreement, there are no material Proceedings by any Purchaser Party pending against any other Person.
Section 4.11   Compliance with Applicable Law.   Each Purchaser Party is (and since its organization, incorporation or formation, as applicable, has been) in compliance with all applicable Laws, except as would not have a Purchaser Material Adverse Effect.
Section 4.12   Business Activities.
(a)   Since its incorporation, Purchaser has not conducted any business activities other than activities (i) in connection with or incidental or related to its incorporation or continuing corporate (or similar) existence, (ii) directed toward the accomplishment of a business combination, including those incidental or related to or incurred in connection with the negotiation, preparation or execution of this Agreement or any Ancillary Documents, the performance of its covenants or agreements in this Agreement or any Ancillary Document or the consummation of the transactions contemplated hereby or thereby or (iii) those that are administrative, ministerial or otherwise immaterial in nature. Except as set forth in Purchaser’s Governing Documents, there is no Contract binding upon any Purchaser Party or to which any Purchaser Party is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of it or its Subsidiaries, any acquisition of property by it or its Subsidiaries or the conduct of business by it or its Subsidiaries (including, in each case, following the Closing).
(b)   Pubco and each Merger Sub was organized solely for the purpose of entering into this Agreement, the Ancillary Documents and consummating the transactions contemplated hereby and thereby and none of Pubco or the Merger Subs has engaged in any activities or business, other than those incidental or related to or incurred in connection with its incorporation or continuing corporate existence or the negotiation, preparation or execution of this Agreement or any Ancillary Documents, the performance of its covenants or agreements in this Agreement or any Ancillary Document or the consummation of the transactions contemplated hereby or thereby.

Section 4.13   Internal Controls; Listing; Financial Statements.
(a)   Except as is not required in reliance on exemptions from various reporting requirements by virtue of Purchaser’s status as an “emerging growth company” within the meaning of the Securities Act, as modified by the JOBS Act, or “smaller reporting company” within the meaning of the Exchange Act, since its initial public offering, (i) Purchaser has established and maintained a system of internal controls over financial reporting (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of Purchaser’s financial reporting and the preparation of Purchaser’s financial statements for external purposes in accordance with GAAP and (ii) Purchaser has established and maintained disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) designed to ensure that material information relating to Purchaser is made known to Purchaser’s principal executive officer and principal financial officer by others within Purchaser.
(b)   Purchaser has not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.
(c)   Since its initial public offering, Purchaser has complied in all material respects with all applicable listing and corporate governance rules and regulations of NYSE. The classes of securities representing issued and outstanding Purchaser Class A Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on NYSE. As of the date of this Agreement, there is no material Proceeding pending or, to the knowledge of Purchaser, threatened against Purchaser by NYSE or the SEC with respect to any intention by such entity to deregister Purchaser Class A Ordinary Shares or prohibit or terminate the listing of Purchaser Class A Ordinary Shares on NYSE. Purchaser has not taken any action that is designed to terminate the registration of the Purchaser Class A Ordinary Shares under the Exchange Act.
(d)   The Purchaser SEC Reports contain true and complete copies of the applicable Purchaser Financial Statements. The Purchaser Financial Statements (i) fairly present in all material respects the financial position of Purchaser as at the respective dates thereof, and the results of its operations, shareholders’ equity and cash flows for the respective periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end audit adjustments (none of which is expected to be material) and the absence of footnotes), (ii) were prepared in conformity with GAAP applied on a consistent basis during the periods involved (except, in the case of any audited financial statements, as may be indicated in the notes thereto and subject, in the case of any unaudited financial statements, to normal year-end audit adjustments (none of which is expected to be material) and the absence of footnotes), (iii) in the case of the audited Purchaser Financial Statements, were audited in accordance with the standards of the PCAOB and (iv) comply in all material respects with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act in effect as of the respective dates thereof (including Regulation S-X or Regulation S-K, as applicable).
(e)   Purchaser has established and maintains systems of internal accounting controls that are designed to provide, in all material respects, reasonable assurance that (i) all transactions are executed in accordance with management’s authorization and (ii) all transactions are recorded as necessary to permit preparation of proper and accurate financial statements in accordance with GAAP and to maintain accountability for Purchaser’s and its Subsidiaries’ assets. Purchaser maintains and, for all periods covered by the Purchaser Financial Statements, has maintained books and records of Purchaser in the ordinary course of business that are accurate and complete and reflect the revenues, expenses, assets and liabilities of Purchaser in all material respects.
(f)   Since its incorporation, Purchaser has not received any written complaint, allegation, assertion or claim that there is (i) a “significant deficiency” in the internal controls over financial reporting of Purchaser to Purchaser’s knowledge, (ii) a “material weakness” in the internal controls over financial reporting of Purchaser to Purchaser’s knowledge or (iii) fraud, whether or not material, that involves management or other employees of Purchaser who have a significant role in the internal controls over financial reporting of Purchaser.
Section 4.14   No Undisclosed Liabilities.   Except for the Liabilities (a) set forth in Section 4.14 of the Purchaser Disclosure Schedules, (b) incurred in connection with the negotiation, preparation or execution of this Agreement or any Ancillary Documents, the performance of its covenants or agreements in this

Agreement or any Ancillary Document or the consummation of the transactions contemplated hereby or thereby (it being understood and agreed that the expected third parties that are, as of the date hereof, entitled to fees, expenses or other payments in connection with the matters described in this clause (b) shall be set forth on Section 4.14 of the Purchaser Disclosure Schedules), (c) that are incurred in connection with or incidental or related to an Purchaser Party’s organization, incorporation or formation, as applicable, or continuing corporate (or similar) existence, in each case, which are immaterial in nature, (d) that are incurred in connection with activities that are administrative or ministerial, in each case, which are immaterial in nature, (e) that are either permitted pursuant to Section 5.10(d) or incurred in accordance with Section 5.10(d) (for the avoidance of doubt, in each case, with the written consent of the Company) or (f) set forth or disclosed in the Purchaser Financial Statements included in the Purchaser SEC Reports, none of the Purchaser Parties has any Liabilities of the type required to be set forth on a balance sheet in accordance with GAAP.
Section 4.15   Tax Matters.
(a)   Purchaser has prepared and filed all material Tax Returns required to have been filed by it, all such Tax Returns are true and complete in all material respects and prepared in compliance in all material respects with all applicable Laws and Orders, and Purchaser has paid all material Taxes required to have been paid or deposited by it regardless of whether shown on a Tax Return.
(b)   Purchaser has timely withheld and paid to the appropriate Tax Authority all material amounts required to have been withheld and paid in connection with amounts paid or owing to any employee, individual independent contractor, other service providers, equity interest holder or other third-party.
(c)   Purchaser is not currently the subject of a Tax audit or examination with respect to material Taxes. Purchaser has not been informed in writing of the commencement or anticipated commencement of any Tax audit or examination that has not been resolved or completed, in each case, with respect to material Taxes.
(d)   Purchaser has not consented to extend or waive the time in which any material Tax may be assessed or collected by any Tax Authority, other than any such extensions or waivers that are no longer in effect or that were extensions of time to file Tax Returns obtained in the ordinary course of business, in each case with respect to material Taxes.
(e)   No “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. income Tax Law), private letter rulings, technical advice memoranda or similar agreements or rulings have been entered into or issued by any Tax Authority with respect to any Purchaser Party, which agreement or ruling would be effective after the Closing Date.
(f)   None of the Purchaser Parties is or has been a party to any “listed transaction” as defined in Section 6707A of the Code and Treasury Regulations Section 1.6011-4 (or any corresponding or similar provision of state, local or non-U.S. income Tax Law).
(g)   Each Purchaser Party is tax resident only in its jurisdiction of organization, incorporation or formation, as applicable.
(h)   None of the Purchaser Parties has taken or agreed to take any action not contemplated by this Agreement and/or any Ancillary Documents that would reasonably be expected to prevent the Mergers or the Domestication from qualifying for the Intended Tax Treatment. To the knowledge of Purchaser, no facts or circumstances exist, other than any facts or circumstances to the extent that such facts or circumstances exist or arise as a result of or related to any act or omission occurring after the signing date by a Group Company or a Company Shareholder or any of their respective Affiliates, in each case, occurring after the date of this Agreement and not contemplated by this Agreement and/or any of the Ancillary Documents, that would reasonably be expected to prevent the Mergers or the Domestication from qualifying for the Intended Tax Treatment.
Section 4.16   Compliance with International Trade & Anti-Corruption Laws.
(a)   Since the Lookback Date, neither Purchaser nor, to Purchaser’s knowledge, any of its Representatives, or any other Persons acting for or on behalf of any of the foregoing, is or has been, (i) a Person named on any Sanctions and Export Control Laws-related list of designated Persons maintained by a Governmental Entity; (ii) located, organized or resident in a country or territory which is itself the subject of or target of comprehensive Sanctions and Export Control Laws; (iii) an entity fifty percent (50%) or more-owned, directly or indirectly, by one or more Persons described in clause (i) or (ii); or (iv) otherwise engaging in dealings with or for the benefit of any Person described in clauses (i)  – (iii), in each case in violation of applicable Sanctions and Export Control Laws.
(b)   Since the Lookback Date, neither Purchaser nor, to Purchaser’s knowledge, any of its Representatives, or any other Persons acting for or on behalf of any of the foregoing has (i) made, offered, promised, paid or received any unlawful bribes, kickbacks or other similar payments to or from any Person; (ii) made or paid any contributions, directly or indirectly, to a domestic or foreign political party or candidate for any improper purpose or (iii) otherwise made, offered, received, authorized, promised or paid any improper payment under any Anti-Corruption Laws.
Section 4.17   Investigation; No Other Representations.
(a)   Each Purchaser Party, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that (i) it has conducted its own independent review and analysis of, and, based thereon, has formed an independent judgment concerning, the business, assets, condition, operations and prospects, of the Group Companies and (ii) it has been furnished with or given access to such documents and information about the Group Companies and their respective businesses and operations as it and its Representatives have deemed necessary to enable it to make an informed decision with respect to the execution, delivery and performance of this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby.
(b)   In entering into this Agreement and the Ancillary Documents to which it is or will be a party, each Purchaser Party has relied solely on its own investigation and analysis and the representations and warranties expressly set forth in Article 3 and in the Ancillary Documents to which it is or will be a party and no other representations or warranties of the Company, any Company Non-Party Affiliate or any other Person, either express or implied, and each Purchaser Party, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that, except for the representations and warranties expressly set forth in Article 3 and in the Ancillary Documents to which it is or will be a party, none of the Company, any Company Non-Party Affiliate or any other Person makes or has made any representation or warranty, either express or implied, in connection with or related to this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby.
Section 4.18   EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES.   NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE COMPANY OR ANY OF ITS REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION (INCLUDING ANY FINANCIAL PROJECTIONS OR OTHER SUPPLEMENTAL DATA), EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS ARTICLE 4, ANY CERTIFICATES REQUIRED TO BE DELIVERED IN CONNECTION WITH THE CLOSING AND THE ANCILLARY DOCUMENTS, NONE OF THE PURCHASER PARTIES, ANY PURCHASER NON-PARTY AFFILIATE OR ANY OTHER PERSON MAKES, AND EACH PURCHASER PARTY EXPRESSLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, IN CONNECTION WITH THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, INCLUDING AS TO THE MATERIALS RELATING TO THE BUSINESS AND AFFAIRS OR HOLDINGS OF ANY PURCHASER PARTY THAT HAVE BEEN MADE AVAILABLE TO THE COMPANY OR ANY OF ITS REPRESENTATIVES OR IN ANY PRESENTATION OF THE BUSINESS AND AFFAIRS OF ANY PURCHASER PARTY BY OR ON BEHALF OF THE MANAGEMENT OF SUCH PURCHASER PARTY OR OTHERS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY OR BY THE ANCILLARY DOCUMENTS, AND NO STATEMENT CONTAINED IN ANY OF SUCH MATERIALS OR MADE IN ANY SUCH PRESENTATION SHALL BE DEEMED A REPRESENTATION OR WARRANTY HEREUNDER OR OTHERWISE OR DEEMED TO BE RELIED UPON BY THE COMPANY OR ANY COMPANY NON-PARTY AFFILIATE IN EXECUTING, DELIVERING AND PERFORMING THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS ARTICLE 4, ANY CERTIFICATES REQUIRED

TO BE DELIVERED IN CONNECTION WITH THE CLOSING OR THE ANCILLARY DOCUMENTS, IT IS UNDERSTOOD THAT ANY COST ESTIMATES, PROJECTIONS OR OTHER PREDICTIONS, ANY DATA, ANY FINANCIAL INFORMATION OR ANY MEMORANDA OR OFFERING MATERIALS OR PRESENTATIONS, INCLUDING, BUT NOT LIMITED TO, ANY OFFERING MEMORANDUM OR SIMILAR MATERIALS MADE AVAILABLE BY OR ON BEHALF OF ANY PURCHASER PARTY ARE NOT AND SHALL NOT BE DEEMED TO BE OR TO INCLUDE REPRESENTATIONS OR WARRANTIES OF ANY PURCHASER PARTY, ANY PURCHASER NON-PARTY AFFILIATE OR ANY OTHER PERSON, AND ARE NOT AND SHALL NOT BE DEEMED TO BE RELIED UPON BY THE COMPANY OR ANY COMPANY NON-PARTY AFFILIATE IN EXECUTING, DELIVERING OR PERFORMING THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
ARTICLE 5
COVENANTS
Section 5.1   Conduct of Business of the Company.
(a)   From and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, the Company shall, and the Company shall cause its Subsidiaries to, except as expressly contemplated by this Agreement or any Ancillary Document, as required by applicable Law, as set forth on Section 5.1(a) or Section 5.1(b) of the Company Disclosure Schedules, or as consented to in writing by Purchaser (it being agreed that any request for a consent shall not be unreasonably withheld, conditioned or delayed), (i) operate the business of the Group Companies in the ordinary course in all material respects, (ii) use commercially reasonable efforts to maintain and preserve intact in all material respects the business organization, assets, properties and material business relations and goodwill of the Group Companies, taken as a whole and (iii) use commercially reasonable efforts to maintain all insurance policies of the Group Companies, or substitutes therefor.
(b)   Without limiting the generality of the foregoing, from and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, the Company shall, and the Company shall cause its Subsidiaries to, except as expressly contemplated by this Agreement or any Ancillary Document, as required by applicable Law, as set forth on Section 5.1(b) of the Company Disclosure Schedules or as consented to in writing by Purchaser (such consent, other than in the case of Section 5.1(b)(i), Section 5.1(b)(ii)(A), Section 5.1(b)(iv), Section 5.1(b)(xii), Section 5.1(b)(xiv), Section 5.1(b)(xv), Section 5.1(b)(xvi), Section 5.1(b)(xvii), (xviii), or (xxiv) (to the extent related to any of the foregoing), not to be unreasonably withheld, conditioned or delayed), not do any of the following:
(i)   declare, set aside, make or pay a dividend on, or make any other distribution or payment in respect of, any Equity Securities of any Group Company or repurchase or redeem any outstanding Equity Securities of any Group Company, other than dividends or distributions, declared, set aside or paid by any of the Company’s Subsidiaries to the Company or any Subsidiary that is, directly or indirectly, wholly owned by the Company;
(ii)   (A) merge, consolidate, combine or amalgamate any Group Company with any Person or (B) purchase or otherwise acquire (whether by merging or consolidating with, purchasing any Equity Security in or a substantial portion of the assets of, or by any other manner) any corporation, partnership, association or other business entity or organization or division thereof, except, in each case, for acquisitions whose aggregate consideration (for all such acquisitions) is not greater than $500,000;
(iii)   adopt any amendments, supplements, restatements or modifications to any Group Company’s Governing Documents;

(iv)   (A) sell, assign, abandon, lease, license or otherwise dispose of any material assets or material properties of any Group Company, other than inventory or obsolete equipment or grants by any Group Company of non-exclusive rights in Intellectual Property Rights, in each case in the ordinary course of business, or (B) create, subject to or incur any Lien on any material assets or properties of any Group Company (other than Permitted Liens);
(v)   transfer, issue, sell, grant, pledge or otherwise directly or indirectly dispose of, or subject to a Lien, (A) any Equity Securities of any Group Company or (B) any options, warrants, rights of conversion or other rights, agreements, arrangements or commitments obligating any Group Company to issue, deliver or sell any Equity Securities of any Group Company;
(vi)   incur, create or assume any Indebtedness for borrowed money, other than (A) ordinary course trade payables; and (B) Indebtedness for working capital requirements incurred in the ordinary course of business;
(vii)   (A) other than in the ordinary course of business consistent with past practice, amend, modify, cancel, repay or redeem any Indebtedness held by the Company or waive any such rights or (B) (i) fail to comply with the terms of Contracts relating to any Indebtedness for borrowed money and (ii) fail to promptly notify Purchaser of any default or event of default under any such Contracts;
(viii)   make any loans, advances or capital contributions to, or guarantees for the benefit of, or any investments in, any Person, other than (A) intercompany loans, guarantees or capital contributions between the Company and any of its wholly owned Subsidiaries and (B) the reimbursement of expenses of employees in the ordinary course of business;
(ix)   except (x) as otherwise required by Law (it being understood and agreed, for the avoidance of doubt, that in no event shall the exception in this clause or (y) be deemed or construed as permitting any Group Company to take any action that is prohibited by any other provision of this Section 5.1(b)), (A) amend, modify, adopt, enter into or terminate any Employee Benefit Plan or any benefit or compensation plan, policy, program or Contract that would be an Employee Benefit Plan if in effect as of the date of this Agreement, (B) materially increase the compensation (including equity and equity-linked compensation), severance or benefits payable to any current or former director, manager, officer, employee, individual independent contractor or other service provider of any Group Company, (C) take any action to accelerate any vesting, lapsing of restrictions, payment, right to payment, or benefit, or the funding of any payment, right to payment or benefit, payable or to become payable to any current or former director, manager, officer, employee, individual independent contractor or other service provider of any Group Company, (D) grant any change in control, retention or transaction bonuses or similar awards, (E) forgive any loans or issue any loans to any current or former director, manager, officer, employee, individual independent contractor or other service provider of any Group Company (other than in connection with any qualified retirement plan). (F) waive or release any noncompetition, non-solicitation, no-hire, nondisclosure, noninterference, non-disparagement or other restrictive covenant obligation of any current or former director, manager, officer, employee, individual independent contractor or other service provider of any Group Company, (G) implement any employee layoffs, plant closings, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes or other such actions that could implicate WARN, or (H) (i) negotiate, modify, enter into, amend or extend any CBA or (ii) reorganize or certify any labor union, labor organization, works council, or group of employees of the Company or its Subsidiaries and the bargaining representative for any employees of the Group Companies;
(x)   make, change or revoke any material election concerning Taxes, enter into any material closing (or similar) agreement, settle or compromise any material Tax claim or assessment, or consent to any extension or waiver of the limitation period applicable to or relating to any material Tax claim or assessment, other than any such extension or waiver that is obtained in the ordinary course of business;

(xi)   enter into any settlement, conciliation or similar Contract the performance of which would involve the payment by the Group Companies in excess of $250,000, in the aggregate, or that imposes, or by its terms will impose at any point in the future, any material, non-monetary obligations on any Group Company (or Purchaser or any of its Affiliates after the Closing);
(xii)   authorize, recommend, propose or announce an intention to adopt, or otherwise effect, a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, reorganization or similar transaction involving any Group Company;
(xiii)   change any Group Company’s methods of accounting in any material respect, other than changes that are made in accordance with PCAOB standards;
(xiv)   enter into any Contract with any broker, finder, investment banker or other Person under which such Person is or will be entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement;
(xv)   make any Change of Control Payment that is not set forth on Section 3.2(f) of the Company Disclosure Schedules;
(xvi)   (A) amend, modify or terminate any Material Contract (excluding, for the avoidance of doubt, any expiration or automatic extension or renewal of any such Material Contract pursuant to its terms), (B) waive any material benefit or right under any Material Contract or (C) enter into any Contract that would constitute a Material Contract;
(xvii)   enter into, renew, modify or revise any Company Related Party Transaction (or any Contract or agreement that if entered into prior to the execution and delivery of this Agreement would be a Company Related Party Transaction);
(xviii)   enter into any material new line of business outside of the business currently conducted by the Group Companies as of the date hereof (it being understood that this Section 5.1(b)(xviii) shall not restrict the Company from extending its business into new geographies);
(xix)   make capital expenditures that are in the aggregate greater than $5,000,000, except to the extent such expenditures are specifically described on Section 5.1(b)(xix) of the Company Disclosure Schedule and except for any project related expenses of the Company incurred in the ordinary course of business consistent with past practice, except, in each case, for capital expenditures to repair damage resulting from insured casualty events or capital expenditures required on an emergency basis or for the safety of individuals, assets or the environment;
(xx)   fail to maintain in full force and effect in all material respects, or fail to replace or renew, the material insurance policies of the Group Companies;
(xxi)   take any action, or knowingly fail to take any action, which action or failure to act would reasonably be expected to prevent or impede the transactions contemplated by this Agreement from qualifying for the Intended Tax Treatment; or
(xxii)   enter into any Contract to take, or cause to be taken, any of the actions set forth in this Section 5.1(b).
Notwithstanding anything in this Section 5.1 or this Agreement to the contrary, nothing set forth in this Agreement shall give Purchaser, directly or indirectly, the right to control or direct the operations of the Group Companies prior to the Closing.
Section 5.2   Efforts to Consummate; Litigation.
(a)   Subject to the terms and conditions herein provided, each of the Parties shall use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary or advisable to consummate and make effective as promptly as reasonably practicable the transactions contemplated by this Agreement (including (i) the satisfaction, but not waiver, of the closing conditions set forth in Article 6 and, in the case of any Ancillary Document to which such Party will be a party after the date of this Agreement, to execute and deliver such Ancillary Document when required pursuant to this Agreement, and (ii) the Company taking, or causing to be taken, all actions necessary or advisable to cause the agreements set forth on Section 5.2(a) of the Company Disclosure Schedules to be terminated effective as of the Closing without any further obligations or liabilities to the Company or any of its Affiliates (including the other Group Companies and, from and after the Purchaser Merger Effective Time, Purchaser)). Without limiting the generality of the foregoing, each of the Parties shall use reasonable best efforts to obtain, file with or deliver to, as applicable, any Consents of any Governmental Entities or other Persons necessary, proper or advisable to consummate the transactions contemplated by this Agreement or the Ancillary Documents. The Company shall bear the costs incurred in connection with obtaining such Consents; provided, however, that each Party shall pay fifty percent (50%) of the HSR Act filing fee; provided, further, that each Party shall bear its out-of-pocket costs and expenses in connection with the preparation of any such Consents. Each Party shall (i) make any appropriate filings pursuant to the HSR Act with respect to the transactions contemplated by this Agreement promptly following the date of this Agreement, and (ii) respond as promptly as reasonably practicable to any requests by any Governmental Entity for additional information and documentary material that may be requested pursuant to the HSR Act. Purchaser shall promptly inform the Company of any communication between any Purchaser Party, on the one hand, and any Governmental Entity, on the other hand, and the Company shall promptly inform Purchaser of any communication between the Company, on the one hand, and any Governmental Entity, on the other hand, in either case, regarding any of the transactions contemplated by this Agreement or any Ancillary Document. Without limiting the foregoing, each Party and their respective Affiliates shall not extend any waiting period, review period or comparable period under the HSR Act or enter into any agreement with any Governmental Entity not to consummate the transactions contemplated hereby or by the Ancillary Documents, except with the prior written consent of Purchaser and the Company. Nothing in this Section 5.2 obligates any Party or any of its Affiliates to agree to (i) sell, license or otherwise dispose of, or hold separate and agree to sell, license or otherwise dispose of, any entities, assets or facilities of any Group Company or any entity, facility or asset of such Party or any of its Affiliates, (ii) terminate, amend or assign existing relationships and contractual rights or obligations, (iii) amend, assign or terminate existing licenses or other agreements, or (iv) enter into new licenses or other agreements. No Party shall agree to any of the foregoing measures with respect to any other Party or any of its Affiliates, except with Purchaser’s and the Company’s prior written consent. Nothing in this Section 5.2 shall obligate Purchaser or the Company to share copies of filings under the HSR Act.
(b)   From and after the date of this Agreement until the earlier of the Closing or termination of this Agreement in accordance with its terms, the Purchaser Parties, on the one hand, and the Company, on the other hand, shall give counsel for the Company (in the case of any Purchaser Party) or Purchaser (in the case of the Company), a reasonable opportunity to review in advance, and consider in good faith the views of the other in connection with, any proposed written communication to any Governmental Entity relating to the transactions contemplated by this Agreement or the Ancillary Documents. Each of the Parties agrees not to participate in any substantive meeting or discussion, either in person or by telephone with any Governmental Entity in connection with the transactions contemplated by this Agreement unless it consults with, in the case of any Purchaser Party, the Company, or, in the case of the Company, Purchaser in advance and, to the extent not prohibited by such Governmental Entity, gives, in the case of any Purchaser Party, the Company, or, in the case of the Company, Purchaser, the opportunity to attend and participate in such meeting or discussion.
(c)   Notwithstanding anything to the contrary in the Agreement, in the event that this Section 5.2 conflicts with any other covenant or agreement in this Article 5 that is intended to specifically address any subject matter, then such other covenant or agreement shall govern and control solely to the extent of such conflict.
(d)   From and after the date of this Agreement until the earlier of the Closing or termination of this Agreement in accordance with its terms, Purchaser, on the one hand, and the Company, on the other hand, shall each notify the other in writing promptly after learning of any shareholder demands or other shareholder Proceedings (including derivative claims) relating to this Agreement, any Ancillary Document or any matters relating thereto (collectively, the “Transaction Litigation”) commenced against, in the case of Purchaser, any of the Purchaser Parties or any of their respective Representatives

(in their capacity as a representative of an Purchaser Party) or, in the case of the Company, any Group Company or any of their respective Representatives (in their capacity as a representative of the Company or any Group Company). Purchaser and the Company shall each (i) keep the other reasonably informed regarding any Transaction Litigation, (ii) give the other the opportunity to, at its own cost and expense, participate in the defense, settlement and compromise of any such Transaction Litigation and reasonably cooperate with the other in connection with the defense, settlement and compromise of any such Transaction Litigation, (iii) consider in good faith the other’s advice with respect to any such Transaction Litigation and (iv) reasonably cooperate with each other. Notwithstanding the foregoing, Purchaser shall, subject to and without limiting the covenants and agreements, and the rights of the Company, set forth in the immediately preceding sentence, control the negotiation, defense and settlement of any such Transaction Litigation brought against Purchaser, any of the Purchaser Parties or any of their respective Representatives, and the Company shall, subject to and without limiting the covenants and agreements, and the rights of Purchaser, set forth in the immediately preceding sentence, control the negotiation, defense and settlement of any such Transaction Litigation brought against the Company, any Group Company or any of their respective Representatives; provided, however, that until the earlier of the Closing or termination of this Agreement in accordance with its terms, in no event shall the Company, any other Group Company or any of their respective Representatives settle or compromise any Transaction Litigation without the prior written consent of Purchaser or, following the Closing, Purchaser Representative (in each case, not to be unreasonably withheld, conditioned or delayed, provided that it shall be deemed to be reasonable for Purchaser or, following the Closing, Purchaser Representative to withhold, condition or delay its consent if any such settlement or compromise (A) prejudices the rights or defenses of any Purchaser Related Party or Representative thereof that is and remains party to such Transaction Litigation and any such Purchaser Related Party does not receive a legally binding, full, unconditional and irrevocable release, (B) provides for (x) the payment of cash any portion of which is directly payable by Purchaser (other than following the Closing), any Purchaser Related Party or Representative thereof, unless Purchaser, such Purchaser Related Party or Representative thereof, as applicable, has consented in writing to such provision or (y) any non-monetary, injunctive, equitable or similar relief against Purchaser (other than following the Closing) or any Purchaser Related Party or any of their respective Representatives or (C) contains an admission of wrongdoing or Liability by Purchaser (other than following the Closing) or an Purchaser Related Party or any of its or their Representatives). Without limiting the generality of the foregoing, in no event shall Purchaser, any of the Purchaser Parties or any of their respective Representatives settle or compromise any Transaction Litigation without the Company’s prior written consent.
Section 5.3   Confidentiality and Access to Information.
(a)   From and after the date of this Agreement until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, the Company shall provide, or cause to be provided, to Purchaser and its Representatives (x) upon reasonable advance written notice, during normal business hours reasonable access to the properties, projects, directors, officers, books and records of the Group Companies (in a manner so as to not interfere with the normal business operations of the Group Companies) and (y) with complete copies of all internal financial reports of the Company and its Subsidiaries prepared by the Company in the ordinary course of business promptly after completion of such reports. Notwithstanding the foregoing, none of the Group Companies shall be required to provide to Purchaser or any of its Representatives any information (i) if and to the extent doing so would (A) violate any Law to which any Group Company is subject, including any Privacy Law, (B) result in the disclosure of any trade secrets of third parties in breach of any Contract with such third party, (C) violate any legally-binding obligation of any Group Company with respect to confidentiality, non-disclosure or privacy or (D) jeopardize protections afforded to any Group Company under the attorney-client privilege or the attorney work product doctrine (provided that, in case of each of clauses (A) through (D), the Company shall, and shall cause the other Group Companies to, use commercially reasonable efforts to (x) provide such access as can be provided (or otherwise convey such information regarding the applicable matter as can be conveyed) without violating such privilege, doctrine, Contract, obligation or Law, and (y) provide such information in a manner without violating such privilege, doctrine, Contract, obligation or Law), or (ii) if any Group Company, on the one hand, and Purchaser, any Purchaser Party, any Purchaser Non-Party Affiliate or any of their respective Representatives, on the other hand, are adverse parties in a litigation and such information is reasonably pertinent thereto; provided that the Company shall, in the case of clause (i) or (ii), provide prompt written notice of the withholding of access or information on any such basis.
(b)   From and after the date of this Agreement until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, upon reasonable advance written notice, Purchaser shall provide, or cause to be provided, to the Company and its Representatives during normal business hours reasonable access to the directors, officers, books and records of the Purchaser Parties (in a manner so as to not interfere with the normal business operations of the Purchaser Parties). Notwithstanding the foregoing, Purchaser shall not be required to provide, or cause to be provided to, the Company or any of its Representatives any information (i) if and to the extent doing so would (A) violate any Law to which any Purchaser Party is subject, (B) result in the disclosure of any trade secrets of third parties in breach of any Contract with such third party, (C) violate any legally-binding obligation of any Purchaser Party with respect to confidentiality, non-disclosure or privacy or (D) jeopardize protections afforded to any Purchaser Party under the attorney-client privilege or the attorney work product doctrine (provided that, in case of each of clauses (A) through (D), Purchaser shall use, and shall cause the other Purchaser Parties to use, commercially reasonable efforts to (x) provide such access as can be provided (or otherwise convey such information regarding the applicable matter as can be conveyed) without violating such privilege, doctrine, Contract, obligation or Law and (y) provide such information in a manner without violating such privilege, doctrine, Contract, obligation or Law), or (ii) if an Purchaser Party, on the one hand, and any Group Company, any Company Non-Party Affiliate or any of their respective Representatives, on the other hand, are adverse parties in a litigation and such information is reasonably pertinent thereto; provided that Purchaser shall, in the case of clause (i) or (ii), provide prompt written notice of the withholding of access or information on any such basis.
Section 5.4   Public Announcements.
(a)   Subject to Section 5.4(b), Section 5.7 and Section 5.8, none of the Parties or any of their respective Representatives shall issue any press releases or make any public announcements with respect to this Agreement or the transactions contemplated hereby without the prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed) of, prior to the Closing, the Company and Purchaser or, after the Closing, Pubco; provided, however, that each Party may make any such announcement or other communication (i) if such announcement or other communication is required by applicable Law, in which case (A) prior to the Closing, the disclosing Party and its Representatives shall use reasonable best efforts to consult with the Company, if the disclosing party is any Purchaser Party, or Purchaser, if the disclosing party is the Company, to review such announcement or communication and the opportunity to comment thereon and the disclosing Party shall consider such comments in good faith, or (B) after the Closing, the disclosing Party and its Representatives shall use reasonable best efforts to consult with Pubco and the disclosing Party shall consider such comments in good faith, (ii) to the extent such announcements or other communications contain only information previously disclosed in a public statement, press release or other communication previously approved in accordance with this Section 5.4 and (iii) to Governmental Entities in connection with any Consents required to be made under this Agreement, the Ancillary Documents or in connection with the transactions contemplated hereby or thereby. Notwithstanding anything to the contrary in this Section 5.4 or otherwise in this Agreement, the Parties agree that the Sponsor and its respective Representatives may provide general information about the subject matter of this Agreement and the transactions contemplated hereby to any direct or indirect current or prospective investor or in connection with normal fund raising or related marketing or informational or reporting activities, provided that the recipients of such information are subject to customary confidentiality obligations prior to the receipt of such information.
(b)   The press release concerning this Agreement and the transactions contemplated hereby shall be a joint press release in the form agreed by the Company and Purchaser prior to the execution of this Agreement and such press release (the “Signing Press Release”) shall be released as promptly as reasonably practicable after the execution of this Agreement. As promptly as practicable after the execution of this Agreement, Purchaser shall file a current report on Form 8-K (the “Signing Filing”) with a description of this Agreement as required by, and in compliance with, the Securities Laws (provided that, for the avoidance of doubt, such description of this Agreement may alternatively be included in a separate current report on Form 8-K to be filed within four (4) Business Days after the date of execution of this Agreement), which the Company shall have the opportunity to review and comment upon prior to filing and Purchaser shall consider such comments in good faith. The Company, on the one hand, and Purchaser, on the other hand, shall mutually agree upon (such agreement not to be unreasonably withheld, conditioned or delayed by either the Company or Purchaser, as applicable) a press release announcing the consummation of the transactions contemplated by this Agreement (the “Closing Press Release”) prior to the Closing, and, on the Closing Date, the Parties shall cause the Closing Press Release to be released. Promptly after the Closing (but in any event within four (4) Business Days after the Closing), Purchaser shall file a current report on Form 8-K (the “Closing Filing”) with the Closing Press Release and a description of the Closing as required by Securities Laws, including all information related to the Company and any financial statements required thereby, the Parties shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing. In connection with the preparation of each of the Signing Filing, the Closing Press Release and the Closing Filing, each Party shall, upon written request by any other Party, furnish such other Party with all information concerning itself, its directors, officers and equityholders, and such other matters as may be reasonably necessary for such press release or filing.
Section 5.5   Tax Matters.
(a)   (i)   The Parties intend that the Domestication shall be treated as a transaction that qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code and Purchaser shall (and shall cause its respective Affiliates to) use commercially reasonable efforts to cause the Domestication to so qualify. The Parties intend that the Mergers collectively, constitute a transaction described in Section 351 of the Code, and each Party shall (and shall cause its respective Affiliates to) use commercially reasonable efforts to cause the Mergers to so qualify. The Parties shall file all Tax Returns consistent with, and take no position inconsistent with (whether in audits, Tax Returns or otherwise), the treatment described in this Section 5.5(a)(i) unless required to do so pursuant to a “determination” that is final within the meaning of Section 1313(a) of the Code.
(ii)   Pubco, Purchaser, the Merger Subs, and the Company hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a). The Parties shall not, and shall not permit or cause their respective Affiliates to, take any action, or knowingly fail to take any action, which action or failure to act prevents or impedes, or would reasonably be expected to prevent or impede, (A) the Merger qualifying for the Intended Tax Treatment, and (B) in the case of Purchaser, the Domestication qualifying for the Intended Tax Treatment.
(iii)   If, in connection with the preparation and filing of the Registration Statement / Proxy Statement, the SEC requests or requires that tax opinions be prepared and submitted, Purchaser and the Company shall deliver to Ellenoff Grossman & Schole LLP (“EGS”) and Duane Morris LLP, respectively, customary Tax representation letters satisfactory to its counsel, dated and executed as of the date the Registration Statement / Proxy Statement shall have been declared effective by the SEC and such other date(s) as determined reasonably necessary by such counsel in connection with the preparation and filing of the Registration Statement / Proxy Statement, and, if required, Purchaser shall request EGS to furnish an opinion, subject to customary assumptions and limitations, to the effect that the Intended Tax Treatment should apply to the Domestication and, if required, the Company shall request Duane Morris LLP to furnish an opinion, subject to customary assumptions and limitations, to the effect that the Intended Tax Treatment should apply to the Mergers.
(b)   Each of the Parties shall (and shall cause their respective Affiliates to) cooperate fully, as and to the extent reasonably requested by another Party, in connection with the filing of relevant Tax Returns, and any audit or Tax proceeding. Such cooperation shall include the retention and (upon the other Party’s request) the provision (with the right to make copies) of records and information reasonably relevant to any audit or Tax proceeding, making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder and making available to the Pre-Closing Purchaser Holders information reasonably necessary to compute any income of any such holder (or its direct or indirect owners) arising (i) if applicable, as a result of Purchaser’s status as a “passive foreign investment company” within the meaning of Section 1297(a) of the Code or a “controlled foreign corporation” within the meaning of Section 957(a) of the Code for any taxable period ending on or prior to the Closing, including timely providing (A) a PFIC Annual Information Statement to enable such holders to make a “Qualifying Electing Fund” election under Section 1295 of the Code for such taxable period, and (B) information to enable applicable holders to report their allocable share of “subpart F income” under Section 951 of the Code for such taxable period, and (ii) under Section 367(b) of the Code and the Treasury Regulations promulgated thereunder as a result of the Domestication.
(c)   The Parties agree to treat the taxable year of Purchaser as ending on December 31 for U.S. federal income tax purposes.
(d)   The Company Surviving Subsidiary shall be responsible for any sales, use, real property transfer, stamp or other similar transfer Taxes imposed in connection with the Domestication, the Mergers or the other transactions contemplated by this Agreement.
Section 5.6   Exclusive Dealing.
(a)   From the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, the Company shall not, and shall cause the other Group Companies and, with respect to clauses (iii) and (iv), the Company’s current or future parent entity, Affiliate, or Subsidiary, and its and their respective Representatives not to, directly or indirectly: (i) solicit, initiate, seek, entertain, encourage (including by means of furnishing or disclosing information), facilitate, endorse, recommend, accept, discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (whether formal or informal, written, oral or otherwise) with respect to a Company Acquisition Proposal; (ii) furnish or provide any non-public information or documents to any Person in connection with, or that could reasonably be expected to lead to, a Company Acquisition Proposal; (iii) enter into, participate in or continue in any discussions or negotiations with any third party in connection with or related to, or approve, accept, or enter into any letter of intent, term sheet or Contract or other arrangement or understanding regarding, any Company Acquisition Proposal; (iv) prepare, submit, file or take any steps in connection with a public or other offering or sale of any Equity Securities of any Group Company (or any Affiliate, current or future parent entity or successor of any Group Company), including making any filings or confidential submissions to the SEC related thereto; (v) consummate any Company Acquisition Proposal or (vi) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any Person to do or seek to do any of the foregoing. The Company agrees to (A) terminate, and cause each of its parent entities, Affiliates and Subsidiaries, and its and their Representatives to terminate, any and all existing discussions or negotiations with any Person or group of Persons other than Purchaser and its Affiliates regarding a Company Acquisition Proposal, (B) notify Purchaser promptly upon receipt of any Company Acquisition Proposal by any Group Company or Affiliate or any officer, director, equity holder, employee or other Representative, and to describe the material terms and conditions of any such Company Acquisition Proposal in reasonable detail (including the identity of the Persons making such Company Acquisition Proposal) and to provide a copy of any such Company Acquisition Proposal, if extended in writing, and (C) keep Purchaser reasonably informed on a current basis of any modifications to such offer or information.
(b)   From the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, the Purchaser Parties shall not, and each of them shall cause their Representatives not to, directly or indirectly: (i) solicit, initiate, encourage (including by means of furnishing or disclosing information), facilitate, discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with respect to a Purchaser Acquisition Proposal; (ii) furnish or disclose any non-public information to any Person in connection with, or that could reasonably be expected to lead to, a Purchaser Acquisition Proposal; (iii) enter into any Contract or other arrangement or understanding regarding a Purchaser Acquisition Proposal; (iv) prepare or take any steps in connection with an offering of any securities of any Purchaser Party (or any Affiliate or successor of Purchaser); or (v) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any Person to do or seek to do any of the foregoing. Purchaser agrees to

(A) notify the Company promptly upon receipt of any Purchaser Acquisition Proposal by any Purchaser Party, and to describe the material terms and conditions of any such Purchaser Acquisition Proposal in reasonable detail (including the identity of any person or entity making such Purchaser Acquisition Proposal) and (B) keep the Company reasonably informed on a current basis of any modifications to such offer or information.
Section 5.7   Preparation of Registration Statement / Proxy Statement.   As promptly as reasonably practicable following the date of this Agreement, Pubco, Purchaser and the Company shall prepare and mutually agree upon (such agreement not to be unreasonably withheld, conditioned or delayed by either Purchaser or the Company, as applicable), and Purchaser and Pubco shall file with the SEC, the Registration Statement / Proxy Statement (it being understood that the Registration Statement / Proxy Statement shall include (i) an information statement of the Company and (ii) a proxy statement / prospectus of Purchaser which will be included therein as a prospectus and which will be used for the Purchaser Shareholders Meeting to adopt and approve (as applicable) the Transaction Proposals and other matters reasonably related to the Transaction Proposals, all in accordance with and as required by the Governing Documents of each Party, applicable Law, and any applicable rules and regulations of the SEC and NYSE). Each of Pubco, Purchaser and the Company shall use its reasonable best efforts to (a) cause the Registration Statement / Proxy Statement to comply in all material respects with the applicable rules and regulations promulgated by the SEC (including, with respect to the Group Companies, the provision of financial statements (audited and unaudited) of, and any other information with respect to, the Group Companies for all periods, and in the form, required to be included in the Registration Statement / Proxy Statement under Securities Laws (after giving effect to any waivers received) or in response to any comments from the SEC and to cause the Group Companies’ independent auditor to deliver the required audit opinions and consents); (b) promptly notify the others of, reasonably cooperate with each other with respect to and respond promptly to any comments of the SEC or its staff; (c) have the Registration Statement / Proxy Statement declared effective under the Securities Act as promptly as reasonably practicable after it is filed with the SEC; and (d) keep the Registration Statement / Proxy Statement effective through the Closing in order to permit the consummation of the transactions contemplated by this Agreement. Purchaser, on the one hand, and the Company, on the other hand, shall promptly furnish, or cause to be furnished, to the other all information concerning such Party, its Non-Party Affiliates and their respective Representatives that may be required or reasonably requested in connection with any action contemplated by this Section 5.7 or for including in any other statement, filing, notice or application made by or on behalf of Purchaser and Pubco to the SEC or NYSE in connection with the transactions contemplated by this Agreement or the Ancillary Documents, including delivering customary tax representation letters to counsel to enable counsel to deliver any tax opinions requested or required by the SEC to be submitted in connection therewith. If any Party becomes aware of any information that should be disclosed in an amendment or supplement to the Registration Statement / Proxy Statement, then (i) such Party shall promptly inform, in the case of any Purchaser Party, the Company, or, in the case of the Company, Purchaser, thereof; (ii) such Party shall prepare and mutually agree upon with, in the case of Purchaser, the Company, or, in the case of the Company, Purchaser (in either case, such agreement not to be unreasonably withheld, conditioned or delayed), an amendment or supplement to the Registration Statement / Proxy Statement; (iii) Purchaser and Pubco shall file such mutually agreed upon amendment or supplement with the SEC; and (iv) the Parties shall reasonably cooperate, if appropriate, in mailing such amendment or supplement to the Pre-Closing Purchaser Holders. Purchaser and Pubco shall as promptly as reasonably practicably advise the Company of the time of effectiveness of the Registration Statement / Proxy Statement, the issuance of any stop order relating thereto or the suspension of the qualification of Pubco Shares for offering or sale in any jurisdiction, and Pubco, Purchaser and the Company shall each use its reasonable best efforts to have any such stop order or suspension lifted, reversed or otherwise terminated. Each of the Parties shall use reasonable best efforts to ensure that none of the information related to him, her or it or any of his, her or its Non-Party Affiliates or its or their respective Representatives, supplied by or on his, her or its behalf for inclusion or incorporation by reference in the Registration Statement / Proxy Statement will, at the time the Registration Statement / Proxy Statement is initially filed with the SEC, at each time at which it is amended, or at the time it becomes effective under the Securities Act contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

Section 5.8   Purchaser Shareholder Approval.   As promptly as reasonably practicable following the time at which the Registration Statement / Proxy Statement is declared effective under the Securities Act, Purchaser shall (a) duly give notice of and (b) use reasonable best efforts to duly convene and hold an extraordinary general meeting of its shareholders (the “Purchaser Shareholders Meeting”) in accordance with the Governing Documents of Purchaser, for the purposes of obtaining the Purchaser Shareholder Approval and, if applicable, any approvals related thereto and providing its shareholders with the opportunity to elect to effect an Purchaser Shareholder Redemption. Purchaser shall, through approval of its board of directors, recommend to its shareholders (the “Purchaser Board Recommendation”), (i) the adoption and approval of this Agreement and the transactions contemplated hereby (including the Domestication and the Mergers) (the “Business Combination Proposal”); (ii) the approval of the Domestication (the “Domestication Proposal”); (iii) the adoption and approval of the issuance of the Pubco Class A Common Shares in connection with the transactions contemplated by this Agreement as required by NYSE listing requirements (under the new name contemplated by the Governing Document Proposals and corresponding new trading symbol) (the “NYSE Proposal”); (iv) the adoption and approval of the Amended Pubco Certificate of Incorporation (the “Charter Proposal”) and the adoption and approval of the amendments to the Governing Documents of Pubco contemplated by the Amended Pubco Certificate of Incorporation and the Pubco Bylaws, including without limitation the change of Pubco’s name to “Btab Ecommerce Holdings, Inc.” upon the Closing (the “Governing Document Proposals”); (v) the adoption and approval of the Pubco Equity Incentive Plan (the “Equity Incentive Plan Proposal”); (vi) the election of directors to the Pubco Board as contemplated by Section 5.16; (vii) the adoption and approval of each other proposal that either the SEC or NYSE (or the respective staff members thereof) indicates is necessary in its comments to the Registration Statement / Proxy Statement or in correspondence related thereto; (viii) the adoption and approval of each other proposal reasonably agreed to by Purchaser, Pubco and the Company as necessary or appropriate in connection with the consummation of the transactions contemplated by this Agreement or the Ancillary Documents; and (ix) the adoption and approval of a proposal for the adjournment of the Purchaser Shareholders Meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt any of the foregoing (such proposals in clauses (i) through (ix) together, the “Transaction Proposals”); provided, that Purchaser may postpone or adjourn the Purchaser Shareholders Meeting (A) to solicit additional proxies for the purpose of obtaining the Purchaser Shareholder Approval, (B) for the absence of a quorum, or (C) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosures that Purchaser has determined, based on the advice of outside legal counsel, is reasonably likely to be required under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the Pre-Closing Purchaser Holders prior to the Purchaser Shareholders Meeting; provided that, without the consent of the Company, in no event shall Purchaser adjourn the Purchaser Shareholders Meeting for more than fifteen (15) Business Days later than the most recently adjourned meeting or to a date that is beyond the Termination Date. The Purchaser recommendation contemplated by the preceding sentence shall be included in the Registration Statement / Proxy Statement. Except as otherwise required by applicable Law, including if the failure to change, qualify, withdraw or otherwise modify the Purchaser Board’s recommendation (a “Change in Recommendation”) would be inconsistent with the directors’ fiduciary duties under applicable Law, in which case, the Purchaser Board may make such a Change in Recommendation, Purchaser covenants that none of the Purchaser Board or Purchaser nor any committee of the Purchaser Board shall change, qualify, withdraw or modify, or propose publicly or by formal action of the Purchaser Board, any committee of the Purchaser Board or Purchaser to change, qualify, withdraw or modify, in a manner adverse to the Company, the Purchaser Board Recommendation or any other recommendation by the Purchaser Board or Purchaser of the proposals set forth in the Registration Statement / Proxy Statement.
Section 5.9   Pubco and the Merger Subs Shareholder Approval.   As promptly as reasonably practicable (and in any event within one Business Day) following the date of this Agreement, Purchaser, as the sole shareholder of Pubco, will approve and adopt this Agreement, the Ancillary Documents to which Pubco is or will be a party and the transactions contemplated hereby and thereby (including the Mergers). As promptly as reasonably practicable (and in any event within one Business Day) following the date of this Agreement, Pubco, as the sole shareholder of each of Purchaser Merger Sub and Company Merger Sub, will approve and adopt this Agreement, the Ancillary Documents to which each of Purchaser Merger Sub and Company Merger Sub is or will be a party and the transactions contemplated hereby and thereby (including the Mergers).

Section 5.10   Conduct of Business of Purchaser.   From and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, Purchaser shall not, and shall cause its Subsidiaries not to, as applicable, except as expressly contemplated by this Agreement or any Ancillary Document (including, for the avoidance of doubt, in connection with the Domestication), as required by applicable Law, as set forth on Section 5.10 of the Purchaser Disclosure Schedules or as consented to in writing by the Company (such consent not to be unreasonably withheld, conditioned or delayed), do any of the following:
(a)   adopt any amendments, supplements, restatements or modifications to, or waive any provisions of, the Trust Agreement, Warrant Agreement or the Governing Documents of any Purchaser Party or any of its Subsidiaries (other than in connection with an extension of Purchaser’s deadline to complete its initial Business Combination in accordance with Purchaser’s Governing Documents (a “Charter Extension Amendment”));
(b)   declare, set aside, make or pay a dividend on, or make any other distribution or payment in respect of, any Equity Securities of Purchaser or any of its Subsidiaries, or repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any outstanding Equity Securities of Purchaser or any of its Subsidiaries, as applicable (other than redemptions from the Trust Account that are required pursuant to Purchaser’s Governing Documents);
(c)   split, combine or reclassify any of its capital stock or other Equity Securities or issue any other security in respect of, in lieu of or in substitution for shares of its capital stock;
(d)   incur, create or assume any Indebtedness, except for Indebtedness for borrowed money in an amount not to exceed $1,250,000 in the aggregate;
(e)   make any loans or advances to, or capital contributions in, any other Person, other than to, or in, Purchaser or any of its Subsidiaries;
(f)   issue any Equity Securities of Purchaser or any of its Subsidiaries or grant any additional options, warrants or stock appreciation rights with respect to Equity Securities of the foregoing of Purchaser or any of its Subsidiaries, other than issuances of Purchaser Warrants to the Sponsor for repayment of loans made by the Sponsor to Purchaser;
(g)   enter into, renew, modify or revise any Purchaser Related Party Transaction (or any Contract or agreement that if entered into prior to the execution and delivery of this Agreement would be a Purchaser Related Party Transaction), other than (x) loans made by the Sponsor to Purchaser and (y) issuances of Purchaser Warrants to the Sponsor for repayment of loans made by the Sponsor to Purchaser;
(h)   enter into any new line of business outside of the business currently conducted by Purchaser and its Subsidiaries as of the date hereof;
(i)   make, change or revoke any material election concerning Taxes, enter into any material closing (or similar) agreement, settle or compromise any material Tax claim or assessment, or consent to any extension or waiver of the limitation period applicable to or relating to any material Tax claim or assessment, other than any such extension or waiver that is obtained in the ordinary course of business;
(j)   authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution;
(k)   enter into any Contract with any broker, finder, investment banker or other Person under which such Person is or will be entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement;
(l)   take any action, or knowingly fail to take any action, which action or failure to act would reasonably be expected to prevent or impede the transactions contemplated by this Agreement from qualifying for the Intended Tax Treatment; or
(m)   enter into any Contract to take, or cause to be taken, any of the actions set forth in this Section 5.10.

Notwithstanding anything in this Section 5.10 or this Agreement to the contrary, (i) nothing set forth in this Agreement shall give the Company, directly or indirectly, the right to control or direct the operations of any Purchaser Party and (ii) nothing set forth in this Agreement shall prohibit, or otherwise restrict the ability of, any Purchaser Party from using the funds held by Purchaser outside the Trust Account to pay any Purchaser Expenses or Purchaser Liabilities or from otherwise distributing or paying over any funds held by Purchaser outside the Trust Account to the Sponsor or any of its Affiliates, in each case, prior to the Closing. Furthermore, prior to the Closing, Purchaser shall have caused Pubco to amend and restate its certificate of incorporation in substantially the form of the Amended Pubco Certificate of Incorporation.
Section 5.11   NYSE Listing.   Each of Pubco and Purchaser shall use its reasonable best efforts to cause the shares of Pubco Class A Common Shares issuable in accordance with this Agreement, including the Mergers, to be approved for listing on the NYSE (and the Company shall reasonably cooperate in connection therewith), subject to official notice of issuance, in each case, as promptly as reasonably practicable after the date of this Agreement, and in any event prior to the Purchaser Merger Effective Time. For the avoidance of doubt, no amendments, supplements, restatements or modifications to the Trust Agreement, Warrant Agreement or the Governing Documents of any Purchaser Party or any of its Subsidiaries that are adverse to Purchaser, the Sponsor or Sponsor’s Affiliates in any material respect shall be required for Purchaser to satisfy the conditions set forth in this Section 5. 11.
Section 5.12   Trust Account.   Upon satisfaction or, to the extent permitted by applicable Law, waiver of the conditions set forth in Article 6 and provision of notice thereof to the Trustee, (a) at the Closing, Purchaser shall (i) cause the documents, certificates and notices required to be delivered to the Trustee pursuant to the Trust Agreement to be so delivered, and (ii) make all appropriate arrangements to cause the Trustee to (A) pay as and when due all amounts, if any, payable to the Public Shareholders of Purchaser pursuant to the Purchaser Shareholder Redemption, (B) pay the amounts due to the underwriters of Purchaser’s initial public offering for their deferred underwriting commissions as set forth in the Trust Agreement, if applicable, and (C) immediately thereafter, pay all remaining amounts then available in the Trust Account to Purchaser in accordance with the Trust Agreement, and (b) thereafter, the Trust Account shall terminate, except as otherwise provided therein.
Section 5.13   Shareholder Support Agreements; Company Shareholder Approval.
(a)   The Company has delivered to Purchaser the Transaction Support Agreement duly executed by each Supporting Company Shareholder. As promptly as reasonably practicable (and in any event within seven calendar day) following the date of this Agreement (the “Shareholder Support Agreement Deadline”), the Company shall deliver, or cause to be delivered, to Purchaser an amendment to the Shareholder Support Agreement duly executed by each Supporting Company Shareholder. Such amendment shall provide for the approval of the additional Transactions contemplated by this Agreement.
(b)   As promptly as reasonably practicable (and in any event within two (2) Business Days) following the time at which the Registration Statement / Proxy Statement is declared effective under the Securities Act (the “Company Shareholder Written Consent Deadline”), the Company shall obtain and deliver to Purchaser a true and correct copy of a written consent (in form and substance reasonably satisfactory to Purchaser) approving this Agreement, the Ancillary Documents to which the Company is or will be a party and the transactions contemplated hereby and thereby (including the Merger) that is duly executed by the Company Shareholders that hold at least the requisite number of issued and outstanding Company Shares required to approve and adopt such matters in accordance with Section 14-2-1103 of the GBCC and the Company’s Governing Documents (the “Company Shareholder Written Consent”). The Company, through its board of directors, shall recommend to the holders of Company Shares the approval and adoption of this Agreement and the transactions contemplated by this Agreement (including the Merger).
Section 5.14   Purchaser Indemnification; Directors’ and Officers’ Insurance.
(a)   Each Party agrees that (i) all rights to indemnification or exculpation now existing in favor of the directors and officers of each Purchaser Party, as provided in the applicable Purchaser Party’s Governing Documents or otherwise in effect as of immediately prior to the Purchaser Merger Effective

Time, in either case, solely with respect to any matters occurring on or prior to the Purchaser Merger Effective Time shall survive the transactions contemplated by this Agreement and shall continue in full force and effect from and after the Purchaser Merger Effective Time for a period of six (6) years and (ii) Pubco will perform and discharge, or cause to be performed and discharged, all obligations to provide such indemnity and exculpation during such six (6)-year period. To the maximum extent permitted by applicable Law, during such six (6)-year period, Pubco shall advance, or cause to be advanced, expenses in connection with such indemnification as provided in the applicable Purchaser Party’s Governing Documents or other applicable agreements as in effect immediately prior to the Purchaser Merger Effective Time. The indemnification and liability limitation or exculpation provisions of Pubco’s Governing Documents shall not, during such six (6)-year period, be amended, repealed or otherwise modified after the Purchaser Merger Effective Time in any manner that would materially and adversely affect the rights thereunder of individuals who, as of immediately prior to the Purchaser Merger Effective Time, or at any time prior to such time, were directors or officers of any Purchaser Party (the “Purchaser D&O Persons”) entitled to be so indemnified, have their liability limited or be exculpated with respect to any matters occurring on or prior to the Purchaser Merger Effective Time and relating to the fact that such Purchaser D&O Person was a director or officer of any Purchaser Party immediately prior to the Purchaser Merger Effective Time, unless such amendment, repeal or other modification is required by applicable Law.
(b)   Purchaser shall not have any obligation under this Section 5.14 to any Purchaser D&O Person when and if a court of competent jurisdiction shall ultimately determine (and such determination shall have become final and non-appealable) that the indemnification of such Purchaser D&O Person in the manner contemplated hereby is prohibited by applicable Law.
(c)   For a period of six (6) years after the Purchaser Merger Effective Time, Pubco shall maintain, without any lapses in coverage, directors’ and officers’ liability insurance for the benefit of those Persons who are currently covered by any comparable insurance policies of the Purchaser Parties as of the date of this Agreement with respect to matters occurring on or prior to the Purchaser Merger Effective Time. Such insurance policies shall provide coverage on terms (with respect to coverage and amount) that are substantially the same as (and no less favorable in the aggregate to the insured than) the coverage provided under Purchaser’s directors’ and officers’ liability insurance policies as of the date of this Agreement. Alternatively, Purchaser may purchase, at or prior to the Closing, and Pubco shall maintain, or cause to be maintained, in effect for a period of six (6) years after the Purchaser Merger Effective Time, without lapses in coverage, an extended reporting period or tail insurance policy that affords coverage which is no less favorable in the aggregate to the insured than the coverage provided under Purchaser’s directors’ and officers’ liability insurance policies as of the date of this Agreement. In either event, Pubco shall not be obligated to pay annual premiums in excess of three hundred percent (300%) of the most recent annual premium paid by Purchaser prior to the date of this Agreement and, in such event, Pubco shall purchase the maximum coverage available for three hundred percent (300%) of the most recent annual premium paid by Purchaser prior to the date of this Agreement.
(d)   If Pubco or any of its successors or assigns (i) shall merge or consolidate with or merge into any other corporation or entity and shall not be the surviving or continuing corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of their respective properties and assets as an entity in one or a series of related transactions to any Person, then in each such case, proper provisions shall be made so that the successors or assigns of Pubco shall assume all of the obligations set forth in this Section 5.14.
(e)   The Purchaser D&O Persons entitled to the indemnification, liability limitation, exculpation and insurance set forth in this Section 5.14 are intended to be third-party beneficiaries of this Section 5.14. This Section 5.14 shall survive the consummation of the transactions contemplated by this Agreement and shall be binding on all successors and assigns of Pubco.
Section 5.15   Company Indemnification; Directors’ and Officers’ Insurance.
(a)   Each Party agrees that (i) all rights to indemnification or exculpation now existing in favor of the directors and officers of the Group Companies, as provided in the Group Companies’ Governing Documents or otherwise in effect as of immediately prior to the Company Merger Effective Time, in either case, solely with respect to any matters occurring on or prior to the Company Merger Effective Time, shall survive the transactions contemplated by this Agreement and shall continue in full force and effect from and after the Company Merger Effective Time for a period of six (6) years and (ii) Pubco will cause the applicable Group Companies to perform and discharge all obligations to provide such indemnity and exculpation during such six (6)-year period. To the maximum extent permitted by applicable Law, during such six (6)-year period, Pubco shall cause the applicable Group Companies to advance expenses in connection with such indemnification as provided in the Group Companies’ Governing Documents or other applicable agreements in effect as of immediately prior to the Company Merger Effective Time. The indemnification and liability limitation or exculpation provisions of the Group Companies’ Governing Documents shall not, during such six (6)-year period, be amended, repealed or otherwise modified after the Company Merger Effective Time in any manner that would materially and adversely affect the rights thereunder of individuals who, as of the Company Merger Effective Time or at any time prior to the Effective Time, were directors or officers of the Group Companies (the “Company D&O Persons”) entitled to be so indemnified, have their liability limited or be exculpated with respect to any matters occurring prior to Closing and relating to the fact that such Company D&O Person was a director or officer of any Group Company prior to the Company Merger Effective Time, unless such amendment, repeal or other modification is required by applicable Law.
(b)   None of Pubco, Purchaser or the Group Companies shall have any obligation under this Section 5.15 to any Company D&O Person when and if a court of competent jurisdiction shall ultimately determine (and such determination shall have become final and non-appealable) that the indemnification of such Company D&O Person in the manner contemplated hereby is prohibited by applicable Law.
(c)   The Company, Pubco and Purchaser shall use commercially reasonable efforts to ensure that the directors’ and officers’ liability insurance of Pubco from and after the Closing will provide directors’ and officers’ liability insurance coverage for the benefit of those Persons who are currently covered by any comparable insurance policies of the Group Companies as of the date of this Agreement with respect to matters occurring on or prior to the Company Merger Effective Time. If Pubco is unable to secure such coverage under its directors’ and officers’ liability insurance, then the Company may purchase, at or prior to the Closing, and Pubco shall maintain, or cause to be maintained, in effect for a period of six (6) years after the Company Merger Effective Time, without lapses in coverage, a “tail” policy providing directors’ and officers’ liability insurance coverage for the benefit of those Persons who are currently covered by any comparable insurance policies of the Group Companies as of the date of this Agreement with respect to matters occurring on or prior to the Company Merger Effective Time (the “Company D&O Tail Policy”). Such “tail” policy shall provide coverage on terms (with respect to coverage and amount) that are substantially the same as (and no less favorable in the aggregate to the insured than) the coverage provided under the Group Companies’ directors’ and officers’ liability insurance policies as of the date of this Agreement; provided that none of the Company, Purchaser, Pubco or any of their respective Affiliates shall pay a premium for such “tail” policy in excess of three hundred percent (300%) of the most recent annual premium paid by the Group Companies prior to the date of this Agreement and, in such event, the Company, Pubco or one of their respective Affiliates shall purchase the maximum coverage available for three hundred percent (300%) of the most recent annual premium paid by the Group Companies prior to the date of this Agreement.
(d)   If Pubco or any of its successors or assigns (i) shall merge or consolidate with or merge into any other corporation or entity and shall not be the surviving or continuing corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of their respective properties and assets as an entity in one or a series of related transactions to any Person, then in each such case, proper provisions shall be made so that the successors or assigns of Pubco shall assume all of the obligations set forth in this Section 5.15.
(e)   The Company D&O Persons entitled to the indemnification, liability limitation, exculpation and insurance set forth in this Section 5.15 are intended to be third-party beneficiaries of this Section 5.15. This Section 5.15 shall survive the consummation of the transactions contemplated by this Agreement and shall be binding on all successors and assigns of Pubco.

Section 5.16   Post-Closing Directors and Officers.
(a)   Pubco shall take all such action within its power as may be necessary or appropriate such that, effective immediately after the Purchaser Merger Effective Time, the Pubco Board will consist of five (5) directors: (two) persons that are designated by Purchaser prior to the Closing; both of whom shall be required to qualify as an independent director under the NYSE rules; three (3) persons designated by the Company prior to the Closing, one of whom shall be required to qualify as an independent director under the NYSE rules; provided that the applicable Party shall only designate Person(s) eligible to serve as a director on the Pubco Board in accordance with the applicable corporate governance standards and qualifications set forth by NYSE and any SEC rules, regulations or provisions related to individuals serving on the board of directors of a public company. The structure and composition of the post-Closing Pubco Board will be mutually agreed upon by the Parties prior to the Closing.
(b)   The individual serving as the chief executive officer of Purchaser immediately after the Closing will be the same individual (in the same office) as that of the Company immediately prior to the Closing. In the event that such chief executive officer is unwilling or unable (whether due to death, disability, termination of service or otherwise) to serve as the chief executive officer, then, prior to the mailing of the Registration Statement / Proxy Statement to the Pre-Closing Purchaser Holders, Purchaser and the Company may designate another individual to replace such individual to serve as such chief executive officer. The Company may appoint additional qualified persons to serve as officers in other capacities immediately prior to Closing and, in which case, such additional officers shall be the same individuals (and in the same office) immediately following the Closing.
Section 5.17   PCAOB Financials.
(a)   As promptly as reasonably practicable, and in any event no later than sixty (60) days following the date of this Agreement, the Company shall deliver to Purchaser any audited or unaudited consolidated balance sheets and the related audited or unaudited consolidated statements of operations and comprehensive loss, stockholders’ equity and cash flows of the Group Companies as of and for a year-to-date period ended as of the end of any fiscal quarter (and as of and for the same period from the previous fiscal year) or fiscal year (and as of and for the prior fiscal quarter), as applicable that is required to be included in the Registration Statement / Proxy Statement, including without limitation the consolidated financial statements for the fiscal year ended December 31, 2023, audited in accordance with PCAOB standards, and the auditor reviewed financial statements for the fiscal quarter March 31, 2024. All such financial statements, together with any audited or unaudited consolidated balance sheet and the related audited or unaudited consolidated statements of operations and comprehensive loss, stockholders’ equity and cash flows of the Group Companies as of and for a year-to-date period ended as of the end of a fiscal quarter (and as of and for the same period from the previous fiscal year) or fiscal year (and as of and for the prior fiscal quarter) that is required to be included in the Registration Statement / Proxy Statement (A) will fairly present in all material respects the financial position of the Group Companies as at the date thereof, and the results of its operations, shareholders’ equity and cash flows for the respective periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end audit adjustments (none of which is expected to be material) and the absence of footnotes), (B) will be prepared in conformity with GAAP applied on a consistent basis during the periods involved (except, in the case of any audited financial statements, as may be indicated in the notes thereto and subject, in the case of any unaudited financial statements, to normal year-end audit adjustments (none of which is expected to be material) and the absence of footnotes), (C) in the case of any audited financial statements, will be audited in accordance with the standards of the PCAOB and contain an unqualified report of the Company’s auditor and (D) will comply in all material respects with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act in effect as of the respective dates thereof (including Regulation S-X or Regulation S-K, as applicable).
(b)   The Company shall use its reasonable best efforts (i) to assist, upon advance written notice, during normal business hours and in a manner such as to not unreasonably interfere with the normal operation of any member of such Group Company, Purchaser in causing to be prepared in a timely manner any other financial information or statements (including customary pro forma financial statements) that are required to be included in the Registration Statement / Proxy Statement and any

other filings to be made by Pubco or Purchaser with the SEC in connection with the transactions contemplated by this Agreement or any Ancillary Document and (ii) to obtain the consents of its auditors with respect thereto as may be required by applicable Law or requested by the SEC.
Section 5.18   FIRPTA Certificates.   At or prior to the Closing, the Company shall deliver, or cause to be delivered, to Purchaser (a) a certificate, duly executed by the Company, complying with Treasury Regulations Section 1.1445-2(c)(3), together with evidence that the Company has provided notice to the Internal Revenue Service in accordance with the provisions of Treasury Regulations Section 1.897-2(h)(2), in each case, in a form and substance reasonably acceptable to Purchaser, and (b) a statement in accordance with the requirements of Treasury Regulations Section 1.1445-2(b)(2) from the Company certifying that it is not a “foreign person” as defined in Section 1445(f)(3) of the Code and (c) an IRS Form W-9 duly executed by the Company.
Section 5.19   Pubco Equity Incentive Plan.   Prior to the effectiveness of the Registration Statement / Proxy Statement, the Pubco Board shall approve and adopt an equity incentive plan, substantially in the form as the Company, Pubco and Purchaser mutually agree (such agreement not to be unreasonably withheld, conditioned or delayed by any of the Company, Pubco or Purchaser, as applicable) (the “Pubco Equity Incentive Plan”), in the manner prescribed under applicable Law, effective as of one day prior to the Closing Date, reserving for grant thereunder a number of Pubco Class A Common Shares as shall equal twenty percent (20%) of the Pubco post-closing fully diluted equity, or as otherwise mutually agreed by the Company, Pubco and Purchaser in writing. The Pubco Equity Incentive Plan will provide that the Pubco Class A Common Shares reserved for issuance thereunder will automatically increase annually on the first day of each fiscal year beginning with the 2025 fiscal year in an amount equal to a percentage of Pubco Shares outstanding on the last day of the immediately preceding fiscal year to be mutually agreed by the Company and Pubco or such lesser amount as determined by the administrator of the Pubco Equity Incentive Plan.
Section 5.20   Financing Cooperation.   From the date hereof until the earlier of the Closing Date or the termination of this Agreement pursuant to Section 7.1, Purchaser and/or Pubco may, but shall not be required to, enter into financing agreements (any such agreements, the “Financing Agreements” and the financing contemplated by such Financing Agreements, the “Transaction Financing”) on such terms as Purchaser, Pubco and the Company shall agree (such agreement not to be unreasonably withheld, conditioned or delayed) and, if requested by Purchaser, the Company shall, and shall cause its Representatives to, reasonably cooperate with Pubco and Purchaser in connection with such Financing Agreements (including having the Company’s senior management participate in any investor meetings and roadshows as reasonably requested by Purchaser). Such Financing Agreements may include non-redemption agreements from existing Public Shareholders and backstop agreements and private placement subscription agreements (whether for equity or debt) with any investors. Purchaser, Pubco and the Company shall use their commercially reasonable efforts to consummate the Transaction Financing in accordance with the Financing Agreements.
Section 5.21   Section 16 Matters.   Prior to the Purchaser Merger Effective Time, Purchaser shall take all such steps (to the extent permitted under applicable Law) as are reasonable necessary to cause any acquisition or disposition of Purchaser Class A Ordinary Shares or any derivative thereof that occurs or is deemed to occur by reason of or pursuant to the transactions contemplated by this Agreement or the Ancillary Documents by each Person who is or will be or may become subject to Section 16 of the Exchange Act with respect to Purchaser, including by virtue of being deemed a director by deputization, to be exempt under Rule 16b-3 promulgated under the Exchange Act.
Section 5.22   Extension.   Purchaser shall exercise its right to seek shareholder approval to amend its memorandum and articles to extend Purchaser’s deadline to complete its initial business combination by three months at the Sponsor’s sole cost in the ordinary course as necessary. In the event that shareholder approval is obtained, and Purchaser extends the deadline to complete its initial business combination, Purchaser shall use commercially reasonable efforts to not cause, directly or indirectly, a material diminishment of the assets of the Trust Account.
Section 5.23   Purchaser Guarantee.   Notwithstanding anything to the contrary in this Agreement or any of the Ancillary Documents, Purchaser (a) agrees to use reasonable best efforts to take all actions necessary to cause Pubco and each of the Merger Subs, as applicable, to perform all of their respective agreements, covenants and obligations under this Agreement and each of the Ancillary Documents to which such entity is a party, (b) unconditionally guarantees to the Company the full and complete performance by Pubco and each of the Merger Subs, as applicable, of their respective agreements, covenants and obligations under this Agreement and each of the Ancillary Documents to which such entity is a party and (c) shall be liable for any breach of any representation, warranty, covenant or obligation of Pubco and each of the Merger Subs, as applicable, under this Agreement as provided herein and each of the Ancillary Documents.
ARTICLE 6
CONDITIONS TO CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED
BY THIS AGREEMENT
Section 6.1   Conditions to the Obligations of the Parties.   The obligations of the Parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction or, if permitted by applicable Law, waiver by the Party for whose benefit such condition exists of the following conditions:
(a)   the applicable waiting period under the HSR Act and approvals, if any, required under any foreign laws shall have been obtained and any waiting periods under any foreign laws shall have expired or been terminated;
(b)   no Order or Law issued by any court of competent jurisdiction or other Governmental Entity or other legal restraint or prohibition preventing the consummation of the transactions contemplated by this Agreement shall be in effect;
(c)   the Registration Statement / Proxy Statement shall have become effective in accordance with the provisions of the Securities Act, no stop order shall have been issued by the SEC and shall remain in effect with respect to the Registration Statement / Proxy Statement, and no proceeding seeking such a stop order shall have been threatened or initiated by the SEC and remain pending;
(d)   the Company Shareholder Written Consent shall have been obtained;
(e)   the Required Purchaser Shareholder Approval shall have been obtained;
(f)   prior to the Closing, Pubco shall have amended and restated its certificate of incorporation in substantially the form of the Amended Pubco Certificate of Incorporation; and
(g)   after giving effect to the transactions contemplated hereby, Purchaser shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) immediately after the Purchaser Merger Effective Time.
Section 6.2   Other Conditions to the Obligations of the Purchaser Parties.   The obligations of the Purchaser Parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction or, if permitted by applicable Law, waiver by Purchaser (on behalf of itself and the other Purchaser Parties) of the following further conditions:
(a)   (i) the Company Fundamental Representations (other than the representations and warranties set forth in Section 3.2(a) and Section 3.8(a)) and the representations and warranties of the Company set forth in Section 3.16(o) shall be true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation set forth herein) in all material respects as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date), (ii) the representations and warranties set forth in Section 3.2(a) shall be true and correct in all respects (except for de minimis inaccuracies) as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects (except for de minimis inaccuracies) as of such earlier date), (iii) the representations and warranties set forth in Section 3.8(a) shall be true and correct in all respects as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date); provided, however, that this clause (iii) shall be deemed to be satisfied if no Company Material Adverse Effect is continuing, and (iv) the representations and warranties of the Company set forth in Article 3 (other than the Company Fundamental Representations and the representations and warranties of the Company set forth in Section 3.16(o)) shall be true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation set forth herein) in all respects as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date), except where the failure of such representations and warranties to be true and correct, taken as a whole, does not cause a Company Material Adverse Effect;
(b)   the Company shall have performed and complied in all material respects with the covenants and agreements required to be performed or complied with by the Company under this Agreement at or prior to the Closing;
(c)   since the date of this Agreement, no Company Material Adverse Effect has occurred that is continuing;
(d)   the Material Contracts listed on Section 6.2(d) of the Company Disclosure Schedules are in full force and effect, the applicable Group Company is not in material breach of, or default under, such Material Contracts and the applicable Group Company has not received any notice of any material breach or default under such Material Contracts; and
(e)   at or prior to the Closing, the Company shall have delivered, or caused to be delivered, to Purchaser the following documents:
(i)   a certificate duly executed by an authorized officer of the Company, dated as of the Closing Date, to the effect that the conditions specified in Section 6.2(a), Section 6.2(b), Section 6.2(c) and Section 6.2(d) are satisfied, in a form and substance reasonably satisfactory to Purchaser;
(ii)   evidence reasonably acceptable to Purchaser that the Company has terminated, extinguished and cancelled in full any outstanding Company Convertible Securities;
(iii)   executed counterparts to all of the Ancillary Documents to which the Company or any Company Shareholder is a party;
(iv)   payoff letters and any applicable Lien and other financing statement terminations (in form and substance reasonably satisfactory to Purchaser and drafts of which shall be delivered to Purchaser at least five (5) Business Days prior to the Closing Date) with respect to all Indebtedness identified on Section 6.2(e)(v) of the Company Disclosure Schedules, pursuant to which all such Indebtedness and all Liens with respect to the Company arising under such Indebtedness shall terminate; and
(v)   evidence reasonably acceptable to Purchaser that the Company Reorganization shall have been completed prior to the Closing Date.
Section 6.3   Other Conditions to the Obligations of the Company.   The obligations of the Company to consummate the transactions contemplated by this Agreement are subject to the satisfaction or, if permitted by applicable Law, waiver by the Company of the following further conditions:
(a)   (i) the Purchaser Fundamental Representations (other than the representations and warranties set forth in Section 4.6(a)) and the representations and warranties of the Purchaser Parties set forth in Section 4.15(h) shall be true and correct (without giving effect to any limitation as to “materiality” or “Purchaser Material Adverse Effect” or any similar limitation set forth herein) in all material respects as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date), (ii) the representations and warranties set forth in Section 4.6(a) shall be true and correct in all respects (except for de minimis inaccuracies) as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects (except for de minimis inaccuracies) as of such earlier date), (iii) the representations and warranties of the Purchaser Parties (other than the Purchaser Fundamental Representations and the representations and warranties of the Purchaser Parties set forth in Section 4.15(h)) contained in Article 4 of this Agreement shall be true and correct (without giving effect to any limitation as to “materiality” or “Purchaser Material Adverse Effect” or any similar limitation set forth herein) in all respects as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except where the failure of such representations and warranties to be true and correct, taken as a whole, does not cause an Purchaser Material Adverse Effect;
(b)   the Purchaser Parties shall have , or been caused by the Purchaser to have, performed and complied in all material respects with the covenants and agreements required to be performed or complied with by them under this Agreement at or prior to the Closing (except, for the avoidance of doubt, for the obligations set forth in Section 5.20);
(c)   the Pubco Class A Common Shares to be issued in connection with the transactions contemplated by this Agreement (including, for the avoidance of doubt, the Pubco Class A Common Shares to be issued pursuant to the Mergers) shall have been approved for listing on NYSE, subject only to official notice of issuance thereof and the requirement to have a sufficient number of round lot holders;
(d)   the Domestication shall have been consummated on the Closing Date prior to the Purchaser Merger Effective Time;
(e)   Purchaser shall have made all necessary arrangements to cause the Trustee to release all of the funds contained in the Trust Account available to Purchaser upon the Closing;
(f)   at or prior to the Closing, Purchaser shall have delivered, or caused to be delivered, to the Company the following documents:
(i)   a certificate duly executed by an authorized officer of Purchaser, dated as of the Closing Date, to the effect that the conditions specified in Section 6.3(a) and Section 6.3(b) are satisfied, in a form and substance reasonably satisfactory to the Company; and
(ii)   executed counterparts to all of the Ancillary Documents to which Purchaser, the Sponsor or any of their respective Affiliates is party.
Section 6.4   Frustration of Closing Conditions.   The Company may not rely on the failure of any condition set forth in this Article 6 to be satisfied if such failure was proximately caused by the Company’s failure to use reasonable best efforts to cause the Closing to occur, as required by Section 5.2. None of the Purchaser Parties may rely on the failure of any condition set forth in this Article 6 to be satisfied if such failure was proximately caused by Purchaser’s failure to use reasonable best efforts to cause the Closing to occur, as required by Section 5.2.
ARTICLE 7
TERMINATION
Section 7.1   Termination.   This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Closing:
(a)   by mutual written consent of Purchaser and the Company;
(b)   by Purchaser, if any of the representations or warranties set forth in Article 3 shall not be true and correct or if the Company has failed to perform any covenant or agreement on the part of the Company set forth in this Agreement (including an obligation to consummate the Closing) such that the condition to Closing set forth in either Section 6.2(a) or Section 6.2(b) could not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failures to perform any covenant or agreement, as applicable, is (or are) not cured or cannot be cured within the earlier of (i) thirty (30) days after written notice thereof is delivered to the Company by Purchaser, and (ii) the Termination Date; provided, however, that none of the Purchaser Parties is then in breach of this Agreement so as to prevent the condition to Closing set forth in either Section 6.3(a) or Section 6.3(b) from being satisfied;
(c)   by the Company, if any of the representations or warranties set forth in Article 4 shall not be true and correct or if any Purchaser Party has failed to perform any covenant or agreement on the part of such applicable Purchaser Party set forth in this Agreement (including an obligation to consummate the Closing) such that the condition to Closing set forth in either Section 6.3(a) or Section 6.3(b) could not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failures to perform any covenant or agreement, as applicable, is (or are) not cured or cannot be cured within the earlier of (i) thirty (30) days after written notice thereof is delivered to Purchaser by the Company and (ii) the Termination Date; provided, however, the Company is not then in breach of this Agreement so as to prevent the condition to Closing set forth in Section 6.2(a) or Section 6.2(b) from being satisfied;
(d)   by either Purchaser or the Company, if the transactions contemplated by this Agreement shall not have been consummated on or prior to the date that is the last date for Purchaser to consummate its initial Business Combination in accordance with Purchaser’s Governing Documents (after giving effect to any Charter Extension Amendments that Purchaser may obtain following the date hereof in its sole discretion) (such date, the “Termination Date”); provided, that (x) the right to terminate this Agreement pursuant to this Section 7.1(d) shall not be available to Purchaser if any Purchaser Party’s breach of any of its covenants or obligations under this Agreement shall have proximately caused the failure to consummate the transactions contemplated by this Agreement on or before the Termination Date, and (y) the right to terminate this Agreement pursuant to this Section 7.1(d) shall not be available to the Company if the Company’s breach of its covenants or obligations under this Agreement shall have proximately caused the failure to consummate the transactions contemplated by this Agreement on or before the Termination Date;
(e)   by either Purchaser or the Company, if any Governmental Entity shall have issued an Order or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by this Agreement and such Order or other action shall have become final and nonappealable;
(f)   by either Purchaser or the Company if the Purchaser Shareholders Meeting has been held (including any adjournment or postponement thereof), has concluded, Purchaser’s shareholders have duly voted and the Required Purchaser Shareholder Approval was not obtained; or
(g)   by Purchaser, if the Company does not deliver, or cause to be delivered to Purchaser (i) a Shareholder Support Agreement duly executed by each Supporting Company Shareholder in accordance with Section 5.13(a) on or prior to the Shareholder Support Agreement Deadline or (ii) the Company Shareholder Written Consent in accordance with Section 5.13(b) on or prior to the Company Shareholder Written Consent Deadline.
Section 7.2   Effect of Termination.   In the event of the termination of this Agreement pursuant to Section 7.1, this entire Agreement shall forthwith become void (and there shall be no Liability or obligation on the part of the Parties and their respective Non-Party Affiliates) with the exception of Section 5.3, this Section 7.2, Article 8 and Article 1 (to the extent related to the foregoing), each of which shall survive such termination and remain valid and binding obligations of the Parties. Notwithstanding the foregoing or anything to the contrary herein, the termination of this Agreement pursuant to Section 7.1 shall not affect (i) any Liability on the part of any Party for any Willful Breach of any covenant or agreement set forth in this Agreement prior to such termination or Fraud or (ii) any Person’s Liability under any Shareholder Support Agreement, or the Sponsor Letter Agreement to which he, she or it is a party to the extent arising from a claim against such Person by another Person party to such agreement on the terms and subject to the conditions thereunder.

ARTICLE 8
MISCELLANEOUS
Section 8.1   Non-Survival.   Other than those representations, warranties and covenants as provided in the last sentence of this Section 8.1, each of the representations and warranties, and each of the agreements and covenants (to the extent such agreement or covenant contemplates or requires performance at or prior to the Purchaser Merger Effective Time), of the Parties set forth in this Agreement, shall terminate at the Purchaser Merger Effective Time, such that no claim for breach of any such representation, warranty, agreement or covenant, detrimental reliance or other right or remedy (whether in contract, in tort, at law, in equity or otherwise) may be brought with respect thereto after the Purchaser Merger Effective Time against any Party, any Company Non-Party Affiliate or any Purchaser Non-Party Affiliate. Each covenant and agreement contained herein that, by its terms, expressly contemplates performance after the Purchaser Merger Effective Time shall so survive the Purchaser Merger Effective Time in accordance with its terms, and each covenant and agreement contained in any Ancillary Document that, by its terms, expressly contemplates performance after the Purchaser Merger Effective Time shall so survive the Purchaser Merger Effective Time in accordance with its terms and any other provision in any Ancillary Document that expressly survives the Purchaser Merger Effective Time shall so survive the Purchaser Merger Effective Time in accordance with the terms of such Ancillary Document.
Section 8.2   Entire Agreement; Assignment.   This Agreement (together with the Ancillary Documents) constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof, including the Original Business Combination Agreement. This Agreement may not be assigned by any Party (whether by operation of law or otherwise) without the prior written consent of (a) Purchaser and the Company prior to Closing and (b) Pubco and the Sponsor after the Closing. Any attempted assignment of this Agreement not in accordance with the terms of this Section 8.2 shall be void.
Section 8.3   Amendment.   This Agreement may be amended or modified only by a written agreement executed and delivered by (a) Purchaser and the Company prior to the Closing and (b) Pubco and the Sponsor after the Closing. This Agreement may not be modified or amended except as provided in the immediately preceding sentence and any purported amendment by any Party or Parties effected in a manner which does not comply with this Section 8.3 shall be void, ab initio.
Section 8.4   Notices.   All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given) (i) by delivery in person, (ii) by e-mail (having obtained electronic delivery confirmation thereof (i.e., an electronic record of the sender that the e-mail was sent to the intended recipient thereof without an “error” or similar message that such e-mail was not received by such intended recipient)) and confirmed in the manner specified in clause (iii), or (iii) by registered or certified mail (postage prepaid, return receipt requested) (upon receipt thereof) to the other Parties as follows:
(a)   If to a Purchaser Party prior to the Closing, to:
Integrated Wellness Acquisition Corp
1441 Broadway, FL. 6
New York, NY 10018
Attn:      Suren Ajjarapu
E-mail:   sa@kernelcap.com
with a copy (which shall not constitute notice) to:
Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105, U.S.A.
Attention:   Barry I. Grossman, Esq.
                Lloyd N. Steele, Esq.
E-mail:       bigrossman@egsllp.com
                 lsteele@egsllp.com

(b)   If to the Company, to:
Btab Ecommerce Group, Inc.
Angel Place Level 17, 123 Pitt Street
Sydney, NSW 2000 Australia
Attention:   Binson Lau
Email:       binson@btabcorp.com
with a copy (which shall not constitute notice) to:
Nelson Mullins Riley & Scarborough LLP
101 Constitution Avenue, NW Suite 900
Washington, D.C., 20001
Attention:   Andrew M. Tucker, Esq. and Lori Anne Czepiel, Esq.
E-mail:       Andy.Tucker@nelsonmullins.com and lorianne.czepiel@nelsonmullins.com
(c)   If to Purchaser after the Closing, to:
Btab Ecommerce Holdings, Inc.
Angel Place Level 17, 123 Pitt Street
Sydney, NSW 2000 Australia
Attention:   Binson Lau
Email:       binson@btabcorp.com
with a copy (which shall not constitute notice) to:
Nelson Mullins Riley & Scarborough LLP
101 Constitution Avenue, NW Suite 900
Washington, D.C., 20001
Attention:   Andrew M. Tucker, Esq. and Lori Anne Czepiel, Esq.
E-mail:       Andy.Tucker@nelsonmullins.com and lorianne.czepiel@nelsonmullins.com
and
Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105, U.S.A.
Attention:   Barry I. Grossman, Esq.
                 Lloyd N. Steele, Esq.
E-mail:       bigrossman@egsllp.com
                lsteele@egsllp.com
or to such other address as the Party to whom notice is given may have previously furnished to the others in writing in the manner set forth above.
Section 8.5   Governing Law.   This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware (except that the Cayman Islands Act shall apply to the Domestication and any claims related to internal affairs of Purchaser prior to the Domestication).
Section 8.6   Fees and Expenses.   Except as otherwise set forth in this Agreement, all fees and expenses incurred in connection with this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby, including the fees and disbursements of counsel, financial advisors and accountants, shall be paid by the Party incurring such fees or expenses; provided that, for the avoidance of doubt, (a) if this Agreement is terminated in accordance with its terms, the Company shall pay, or cause to be paid, all Unpaid Company Expenses and Purchaser shall pay, or cause to be paid, all Unpaid Purchaser Expenses and (b) if the Closing occurs, then Purchaser or Pubco shall pay, or cause to be paid, all Unpaid Expenses.

Section 8.7   Construction; Interpretation.   The term “this Agreement” means this Amended and Restated Business Combination Agreement together with the Annexes, Schedules and Exhibits hereto, as the same may from time to time be amended, modified, supplemented or restated in accordance with the terms hereof. The headings set forth in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement. No Party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions hereof, and all provisions of this Agreement shall be construed according to their fair meaning and not strictly for or against any Party. Unless otherwise indicated to the contrary herein by the context or use thereof: (a) the words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole, including the Annexes, Schedules and Exhibits, and not to any particular section, subsection, paragraph, subparagraph or clause set forth in this Agreement; (b) masculine gender shall also include the feminine and neutral genders, and vice versa; (c) words importing the singular shall also include the plural, and vice versa; (d) the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation”; (e) references to “$” or “dollar” or “US$” shall be references to United States dollars; (f) the word “or” is not exclusive; (g) the words “writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form; (h) the word “day” means calendar day unless Business Day is expressly specified; (i) the word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; (j) all references to Articles, Sections, Annexes, Exhibits or Schedules are to Articles, Sections, Annexes, Exhibits and Schedules of this Agreement; (k) the words “provided” or “made available” or words of similar import (regardless of whether capitalized or not) shall mean, when used with reference to documents or other materials required to be provided or made available to Purchaser, any documents or other materials posted to the Company’s DropBox electronic data room for the Transaction provided to the Purchaser as of two (2) Business Days prior to the date of the Original Business Combination Agreement; (l) all references to any Law will be to such Law as amended, supplemented or otherwise modified or re-enacted from time to time; and (m) all references to any Contract are to that Contract as amended or modified from time to time in accordance with the terms thereof (subject to any restrictions on amendments or modifications set forth in this Agreement). If any action under this Agreement is required to be done or taken on a day that is not a Business Day, then such action shall be required to be done or taken not on such day but on the first succeeding Business Day thereafter.
Section 8.8   Schedules.   The Schedules shall be arranged in sections and subsections corresponding to the numbered and lettered Sections and subsections set forth in this Agreement. Any item disclosed in the Company Disclosure Schedules or in the Purchaser Disclosure Schedules corresponding to any Section or subsection of Article 3 (in the case of the Company Disclosure Schedules) or Article 4 (in the case of the Purchaser Disclosure Schedules) shall be deemed to have been disclosed with respect to every other section and subsection of Article 3 (in the case of the Company Disclosure Schedules) or Article 4 (in the case of the Purchaser Disclosure Schedules), as applicable, where the relevance of such disclosure to such other Section or subsection is reasonably apparent on the face of the disclosure. The information and disclosures set forth in the Schedules that correspond to the section or subsections of Article 3 or Article 4 may not be limited to matters required to be disclosed in the Schedules, and any such additional information or disclosure is for informational purposes only and does not necessarily include other matters of a similar nature.
Section 8.9   Parties in Interest.   This Agreement shall be binding upon and inure solely to the benefit of each Party and its successors and permitted assigns and, except as provided in Section 5.14, Section 5.15 and the two subsequent sentences of this Section 8.9, nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement. The Sponsor shall be an express third-party beneficiary of Section 5.16(b), Section 5.16(c), Section 8.2, Section 8.3, Section 8.14 and this Section 8.9 (to the extent related to the foregoing). Each of the Non-Party Affiliates shall be an express third-party beneficiary of Section 8.13 and this Section 8.9 (to the extent related to the foregoing).
Section 8.10   Severability.   Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable Law, but if any term or other provision of this Agreement is held to be invalid, illegal or unenforceable under applicable Law, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision of this Agreement is invalid, illegal or unenforceable under applicable Law, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.
Section 8.11   Counterparts; Electronic Signatures.   This Agreement and each Ancillary Document (including any of the closing deliverables contemplated hereby) may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement or any Ancillary Document (including any of the closing deliverables contemplated hereby) by e-mail, or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement or any such Ancillary Document.
Section 8.12   Knowledge of Company; Knowledge of Purchaser.   For all purposes of this Agreement, the phrase “to the Company’s knowledge,” “to the knowledge of the Company” and “known by the Company” and any derivations thereof shall mean as of the applicable date, the actual knowledge of the individuals set forth on Section 8.12(a) of the Company Disclosure Schedules, assuming reasonable due inquiry of his or her direct reports. For all purposes of this Agreement, the phrase “to Purchaser’s knowledge” and “to the knowledge of Purchaser” and any derivations thereof shall mean as of the applicable date, the actual knowledge of the individuals set forth on Section 8.12(b) of the Purchaser Disclosure Schedules, assuming reasonable due inquiry of his or her direct reports. For the avoidance of doubt, none of the individuals set forth on Section 8.12(a) of the Company Disclosure Schedules or Section 8.12(b) of the Purchaser Disclosure Schedules shall have any personal Liability or obligations regarding such knowledge.
Section 8.13   No Recourse.   Except for claims pursuant to any Ancillary Document by any party(ies) thereto against any Company Non-Party Affiliate or any Purchaser Non-Party Affiliate (each, a “Non-Party Affiliate”), and then solely with respect to claims against the Non-Party Affiliates that are party to the applicable Ancillary Document, each Party agrees on behalf of itself and on behalf of the Company Non-Party Affiliates, in the case of the Company, and the Purchaser Non-Party Affiliates, in the case of Purchaser, that (a) this Agreement may only be enforced against, and any action for breach of this Agreement may only be made against, the Parties, and no claims of any nature whatsoever arising under or relating to this Agreement, the negotiation hereof or its subject matter, or the transactions contemplated hereby shall be asserted against any Non-Party Affiliate, and (b) none of the Non-Party Affiliates shall have any Liability arising out of or relating to this Agreement, the negotiation hereof or its subject matter, or the transactions contemplated hereby, including with respect to any claim (whether in tort, contract or otherwise) for breach of this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, as expressly provided herein, or for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished by the Company, Purchaser or any Non-Party Affiliate concerning any Group Company, any Purchaser Party, this Agreement or the transactions contemplated hereby.
Section 8.14   Extension; Waiver.   The Company prior to the Closing and a Disinterested Director Majority after the Closing may (a) extend the time for the performance of any of the obligations or other acts of the Purchaser Parties set forth herein, (b) waive any inaccuracies in the representations and warranties of the Purchaser Parties set forth herein or (c) waive compliance by the Purchaser Parties with any of the agreements or conditions set forth herein. Purchaser prior to the Closing and a Disinterested Director Majority after the Closing may (i) extend the time for the performance of any of the obligations or other acts of the Company, set forth herein, (ii) waive any inaccuracies in the representations and warranties of the Company set forth herein or (iii) waive compliance by the Company with any of the agreements or conditions set forth herein. Any agreement on the part of any such Party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such Party. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of any Party to assert any of its rights hereunder shall not constitute a waiver of such rights.
Section 8.15   Waiver of Jury Trial.   THE PARTIES EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY PROCEEDING, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT

OR UNDER ANY ANCILLARY DOCUMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY ANCILLARY DOCUMENT OR ANY OF THE TRANSACTIONS RELATED HERETO OR THERETO OR ANY FINANCING IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH PROCEEDING, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.15.
Section 8.16   Submission to Jurisdiction.   Each of the Parties irrevocably and unconditionally submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction, any state or federal court within the State of Delaware) for the purposes of any Proceeding, claim, demand, action or cause of action (a) arising under this Agreement or under any Ancillary Document or (b) in any way connected with or related or incidental to the dealings of the Parties in respect of this Agreement or any Ancillary Document or any of the transactions contemplated hereby or any of the transactions contemplated thereby, and irrevocably and unconditionally waives any objection to the laying of venue of any such Proceeding in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Proceeding has been brought in an inconvenient forum. Each Party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Proceeding claim, demand, action or cause of action against such Party (i) arising under this Agreement or under any Ancillary Document or (ii) in any way connected with or related or incidental to the dealings of the Parties in respect of this Agreement or any Ancillary Document or any of the transactions contemplated hereby or any of the transactions contemplated thereby, (A) any claim that such Party is not personally subject to the jurisdiction of the courts as described in this Section 8.16 for any reason, (B) that such Party or such Party’s property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (C) that (x) the Proceeding, claim, demand, action or cause of action in any such court is brought against such Party in an inconvenient forum, (y) the venue of such Proceeding, claim, demand, action or cause of action against such Party is improper or (z) this Agreement, or the subject matter hereof, may not be enforced against such Party in or by such courts. Each Party agrees that service of any process, summons, notice or document by registered mail to such party’s respective address set forth in Section 8.4 shall be effective service of process for any such Proceeding, claim, demand, action or cause of action.
Section 8.17   Remedies.   Except as otherwise expressly provided herein, any and all remedies provided herein will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the Parties do not perform their respective obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate the transactions contemplated by this Agreement) in accordance with their specific terms or otherwise breach such provisions. It is accordingly agreed that the Parties shall be entitled to seek an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case, without posting a bond or undertaking and without proof of damages and this being in addition to any other remedy to which they are entitled at law or in equity. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief when expressly available pursuant to the terms of this Agreement on the basis that the other parties have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity.
Section 8.18   Trust Account Waiver.   Reference is made to the final prospectus of Purchaser, filed with the SEC (File No. 333-260713) on December 9, 2021 (the “Prospectus”). The Company acknowledges and agrees and understands that Purchaser has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering and from certain private placements occurring simultaneously with such initial public offering (including interest accrued from time to time thereon) for the benefit of Purchaser’s public shareholders (including overallotment shares acquired by Purchaser’s underwriters, the “Public Shareholders”), and Purchaser may disburse monies from the Trust Account only in the express circumstances described in the Prospectus. For and in consideration of Purchaser entering into this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company hereby agrees on behalf of itself and its Representatives that, notwithstanding the foregoing or anything to the contrary in this Agreement, none of the Company nor any of its Representatives does now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, this Agreement or any proposed or actual business relationship between Purchaser or any of its Representatives, on the one hand, and the Company or any of its Representatives, on the other hand, or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Trust Account Released Claims”). The Company, on its own behalf and on behalf of its Representatives, hereby irrevocably waives any Trust Account Released Claims that it or any of its Representatives may have against the Trust Account (including any distributions therefrom) now or in the future as a result of, or arising out of, any negotiations, or Contracts with Purchaser or its Representatives and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of any agreement with Purchaser or its Affiliates).
Section 8.19   Legal Representation.   The Parties agree that, notwithstanding the fact that EGS may have, prior to Closing, jointly represented Purchaser, Merger Sub, and/or the Sponsor in connection with this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby, and has also represented Purchaser and/or its Affiliates in connection with matters other than the transaction that is the subject of this Agreement, EGS will be permitted in the future, after Closing, to represent the Sponsor or its Affiliates in connection with matters in which such Persons are adverse to Purchaser or any of its Affiliates, including any disputes arising out of, or related to, this Agreement. The Company who is or has the right to be represented by independent counsel in connection with the transactions contemplated by this Agreement, hereby agree, in advance, to waive (and to cause their Affiliates to waive) any actual or potential conflict of interest that may hereafter arise in connection with EGS’s future representation of one or more of the Sponsor or its Affiliates in which the interests of such Person are adverse to the interests of Purchaser, the Company or any of their respective Affiliates, including any matters that arise out of this Agreement or that are substantially related to this Agreement or to any prior representation by EGS of Purchaser, Merger Sub, any Sponsor, or any of their respective Affiliates. The Parties acknowledge and agree that, for the purposes of the attorney-client privilege, the Sponsor shall be deemed the client of EGS with respect to the negotiation, execution and performance of this Agreement and the Ancillary Documents. All such communications shall remain privileged after the Closing and the privilege and the expectation of client confidence relating thereto shall belong solely to the Sponsor, shall be controlled by the Sponsor and shall not pass to or be claimed by Purchaser or Pubco; provided, further, that nothing contained herein shall be deemed to be a waiver by the Purchaser or any of its Affiliates (including, after the Purchaser Merger Effective Time, the Purchaser Surviving Subsidiary and its Affiliates) of any applicable privileges or protections that can or may be asserted to prevent disclosure of any such communications to any third party.

IN WITNESS WHEREOF, each of the Parties has caused this Business Combination Agreement to be duly executed on its behalf as of the day and year first above written.
Purchaser:
INTEGRATED WELLNESS ACQUISITION CORP
By:
/s/ Suren Ajjarapu

Name:   Suren Ajjarapu
Title:    Chief Executive Officer
Pubco:
IWAC HOLDING COMPANY INC.
By:
/s/ Suren Ajjarapu

Name:   Suren Ajjarapu
Title:    Chief Executive Officer
Purchaser Merger Sub:
IWAC PURCHASER MERGER SUB II INC.
By:
/s/ Suren Ajjarapu

Name:   Suren Ajjarapu
Title:    President
Company Merger Sub:
IWAC COMPANY MERGER SUB INC.
By:
/s/ Suren Ajjarapu

Name:   Suren Ajjarapu
Title:    President
The Company:
BTAB ECOMMERCE GROUP, INC.
By:
/s/ Binson Lau

Name:   Binson Lau
Title:    Chief Executive Officer
[Signature Page to Amended and Restated Business Combination Agreement]

ACKNOWLEDGEMENT:
Acknowledged and Agreed solely with respect to
the terms of Section 2.1(a)(ii) hereto:
/s/ Binson Lau Binson Lau, individually
[Signature Page to Amended and Restated Business Combination Agreement]

Annex B
CERTIFICATE OF INCORPORATION
OF
INTEGRATED WELLNESS ACQUISITION CORP.
Article I. NAME OF CORPORATION
Section 1.01   The name of the corporation is Integrated Wellness Acquisition Corp. (the “Corporation”).
Article II. PURPOSE
Section 2.01   The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law (“DGCL”). In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation including, but not limited to, effecting a Business Combination (as defined in Article XIII).
Article III. REGISTERED AGENT
Section 3.01   The address of the registered office of the Corporation in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, State of Delaware, 19808, and the name of the Corporation’s registered agent at such address is Corporation Service Company.
Section 3.02   The Corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors (the “Board”), and may also have offices at such other places, both within and without the State of Delaware, as the Board may from time to time determine or the business of the corporation may require.
Article IV. CAPITALIZATION
Section 4.01   Authorized Capital Stock.   The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 500,000,000 shares, consisting of (a) 499,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), including (i) 479,000,000 shares of Class A Common Stock (the “Class A Common Stock”), and (ii) 20,000,000 shares of Class B Common Stock (the “Class B Common Stock”), and (b) 1,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).
Section 4.02   Preferred Stock.   Subject to Article IX hereof, without prejudice to any special rights previously conferred on the holders of any existing Preferred Stock, the Board is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.
Section 4.03   Common Stock.
(a)   The Board is hereby expressly authorized to provide for the issuance of shares of Common Stock from time to time. Except as may otherwise be provided in this Certificate of Incorporation (including any certificate filed with the Secretary of State of the State of Delaware establishing the terms of a series of Preferred Stock in accordance with Section 4.02), each holder of Common Stock shall be entitled to one vote for each share of Common Stock held of record by such holder on each matter properly submitted to the stockholders on which the holders of the Common Stock are entitled to vote. Except as otherwise required by law or this Certificate of Incorporation, or in any Preferred Stock Designation, at any annual or special meeting of the stockholders of the Corporation, holders of the Class A Common Stock and holders of the Class B Common Stock, voting together as a single class, shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Certificate of Incorporation, or in a Preferred Stock Designation, the holders of the Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation or any amendment to any Preferred Stock Designation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation or any Preferred Stock Designation.
Except as otherwise required by law or this Certificate of Incorporation (including any Preferred Stock Designation), for so long as any shares of Class B Common Stock shall remain outstanding, the Corporation shall not, without the prior vote or written consent of the holders of a majority of the shares of Class B Common Stock then outstanding, voting separately as a single class, amend, alter or repeal any provision of this Certificate of Incorporation, whether by merger, consolidation or otherwise, if such amendment, alteration or repeal would alter or change the powers, preferences or relative, participating, optional or other or special rights of the Class B Common Stock. Any action required or permitted to be taken at any meeting of the holders of Class B Common Stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding Class B Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Class B Common Stock were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt written notice of the taking of corporate action without a meeting by less than unanimous written consent of the holders of Class B Common Stock shall, to the extent required by law, be given to those holders of Class B Common Stock who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders of Class B Common Stock to take the action were delivered to the Corporation.
(b)   Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX and any other provisions of this Certificate of Incorporation (as amended), the holders of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor, and shall share equally on a per share basis in such dividends and distributions.
(c)   Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX and any other provisions of this Certificate of Incorporation (as amended), in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Class A Common Stock (on an as converted basis with respect to the Class B Common Stock) held by them.
(d)   Shares of Class B Common Stock shall automatically convert into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”): (i) at any time and from time to time at the option of the holders thereof; and (ii) automatically on the day of the closing of a Business Combination.
Notwithstanding the Initial Conversion Ratio, in the case that additional shares of Class A Common Stock or any other Equity-linked Securities, are issued, or deemed issued, by the Corporation in excess of the amounts offered in the IPO and related to the closing of a Business Combination, all shares of Class B Common Stock issued and outstanding shall automatically convert into shares of Class A Common Stock at the time of the closing of a Business Combination at an adjusted ratio so that the number of shares of Class A Common Stock issuable upon conversion of all shares of Class B Common Stock will equal, on an as-converted basis, in the aggregate, 20 per cent of the sum of: (a) the total number of shares of Class A

Common Stock and Class B Common issued and outstanding upon completion of the IPO (net of redemptions of Class A Shares pursuant to Section 9.2, plus (b) the total number of shares of Class A Common Stock issued or deemed issued or issuable upon conversion or exercise of any Equity-linked Securities or rights issued, or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination, excluding any shares of Class A Common Stock or Equity-linked Securities exercisable for or convertible into shares of Class A Common Stock issued, deemed issued, or to be issued, to any seller in the initial Business Combination and any private placement warrants issued to the Corporation’s sponsor, Suntone Investment Pty Ltd, its affiliates or any director or officer upon conversion of working capital loans. As used herein, the term “Equity-linked Securities” means any securities of the Corporation which are convertible into or exchangeable or exercisable for Common Stock
Notwithstanding anything to the contrary contained herein, the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional shares of Class A Common Stock or Equity-linked Securities by the written consent or agreement of holders of a majority of the shares of Class B Common Stock then issued and outstanding consenting or agreeing separately as a separate class in the manner provided in the Variation of Rights in Section 4.05 hereof.
The foregoing conversion ratio shall also be adjusted to account for any subdivision (by stock split, subdivision, exchange, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, exchange, reclassification, recapitalization or otherwise) or similar reclassification or recapitalization of the outstanding shares of Class A Common Stock into a greater or lesser number of shares occurring after the original filing of this Certificate of Incorporation without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalization of the outstanding shares of Class B Common Stock.
Each share of Class B Common Stock shall convert into its pro rata number of shares of Class A Common Stock pursuant to this Section 4.03. The pro rata share for each holder of Class B Common Stock will be determined as follows: each share of Class B Common Stock shall convert into such number of shares of Class A Common Stock as is equal to the product of one (1) multiplied by a fraction, the numerator of which shall be the total number of shares of Class A Common Stock into which all of the issued and outstanding shares of Class B Common Stock shall be converted pursuant to this Section 4.03 and the denominator of which shall be the total number of issued and outstanding shares of Class B Common Stock at the time of conversion. Notwithstanding anything to the contrary in this Section 4.03, in no event may any shares of Class B Common Stock convert into shares of Class A Common Stock at a ratio that is less than the Conversion Ratio.
Section 4.04   Rights and Options.   The Corporation has the authority to create and issue rights, warrants and options or convertible securities entitling the holders thereof to subscribe for, purchase or receive shares of any class or series of the Corporation’s capital stock or other securities of the Corporation, and such rights, warrants and options shall be evidenced by instrument(s) approved by the Board. The Board is hereby expressly authorized to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock subject thereto may not be less than the par value thereof.
Section 4.05   Variation of Rights.
(a)   If at any time the capital stock of the Corporation is divided into different classes of shares, all or any of the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Corporation is being wound up, be varied only with the consent in writing of the holders of not less than two thirds of the issued shares of that class, or with the approval of a resolution passed by a majority of not less than two thirds of the votes cast at a separate meeting of the holders of the shares of that class. To any such meeting, the necessary quorum shall be at least one third of the issued shares of the class, and any holder of shares of the class present in person or by proxy may demand a poll.
(b)   The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

Section 4.06   Fractional Shares.   The Corporation may at the discretion of the Board, but shall not otherwise be obliged to, issue fractional shares or round up or down fractional holdings of shares to its nearest whole number and a fractional share (if authorized by the Board) may have the corresponding fractional rights, obligations and liabilities of a whole share of the same class or series of shares.
Article V. BOARD OF DIRECTORS
Section 5.01   Powers of the Board.   The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Certificate of Incorporation or the Bylaws (“Bylaws”) of the Corporation, the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Certificate of Incorporation and any Bylaws adopted by the stockholders.
Section 5.02   Number, Election and Term.
(a)   The number of directors of the Corporation shall be as set forth in the Bylaws.
(b)   Subject to Section 5.05 hereof, the directors of the Corporation shall be divided into three classes designated Class I, Class II, and Class III. The number of directors in each class shall be as nearly equal as possible. The Board may assign members of the Board already in office at the time of effectiveness of this Certificate of Incorporation (the “Effective Time”) to such classes. The Class I directors shall stand elected for a term expiring at the Corporation’s first annual stockholder meeting following the Effective Time, the Class II directors shall stand elected for a term expiring at the Corporation’s second annual stockholder meeting following the Effective Time and the Class III directors shall stand elected for a term expiring at the Corporation’s third annual stockholder meeting following the Effective Time. At each annual meeting of the stockholders of the Corporation following the Effective Time, successors to the class of directors whose term expires at that annual meeting shall be elected for a term of office to expire at the third annual stockholder meeting following their election, subject to their earlier death, resignation or removal. Except as the DGCL or any applicable law may otherwise require, in the interim between an annual stockholder meeting or general meeting called for the election of directors and/or the removal of one or more directors any vacancy on the Board, may be filled by the majority vote of the remaining directors.
(c)   Subject to Section 5.05 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
(d)    Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.
Section 5.03   Newly Created Directorships and Vacancies.   Subject to Section 5.05 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
Section 5.04   Appointment and Removal of Directors.
(a)
Subject to Section 5.05 hereof, prior to the closing of a Business Combination, the holders of Class B Common Stock may appoint any person to be a director of the Corporation or remove any or all of the directors of the Corporation with the prior vote or written consent of the holders of a majority of the shares of Class B Common Stock then outstanding, voting separately as a single class.

(b)
Following the consummation of a Business Combination, the holders of Class A Common Stock may appoint any person to be a director or remove any director with the prior vote or written consent of the holders of a majority of the shares of the Class A Common Stock then outstanding, voting together as a single class.
Section 5.05   Preferred Stock — Directors.   Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Certificate of Incorporation or any Preferred Stock Designation and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.
Article VI. BYLAWS
Section 6.01   Bylaws.   In furtherance and not in limitation of the powers conferred upon it by law, the Board and the stockholders shall have the power to adopt, amend, alter or repeal the Bylaws as set out at Article XI below.
Article VII. MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT
Section 7.01   Meetings.   The annual meeting of stockholders of the Corporation shall be held at such date and time as shall be designated from time to time by the Board of Directors. Subject to the rights of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the chairman of the Board, chief executive officer or president of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board, and the stockholders of record, owning not less than 10% of the entire capital stock of the Corporation issued and outstanding and entitled to vote.
Section 7.02   Advance Notice.   Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.
Section 7.03   Action by Written Consent.   Any action required or permitted to be taken by the stockholders of the Corporation may be effected by written consent of the stockholders holding the requisite number of shares required to approve such action.
Article VIII. LIMITED LIABILITY; INDEMNIFICATION
Section 8.01   Limitation of Director Liability.   A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.
Section 8.02   Indemnification and Advancement of Expenses.
(a)   To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or non-profit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees)

incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.02 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.02 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.02(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.
(b)   The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.02 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Certificate of Incorporation, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.
(c)   Any repeal or amendment of this Section 8.02 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate of Incorporation inconsistent with this Section 8.02, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.
(d)   This Section 8.02 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnity and to advance expenses to persons other than indemnitees.
Article IX. BUSINESS COMBINATION
Section 9.01    General.
(a)   The provisions of this Article IX shall apply during the period commencing upon the Effective Time and terminating upon the first to occur of(i) the consummation of the Corporation’s initial Business Combination and (ii) the distribution of the Trust Fund pursuant to this Article IX.
(b)   Unless a stockholder vote is required by law or the rules of the New York Stock Exchange, or, at the sole discretion of the Board, the Board determines to hold a stockholder vote for business or other reasons, the Corporation may enter into a Business Combination without submitting such Business Combination to its stockholders for approval.
(c)   Although not required, in the event that a stockholder vote is held, and a majority of the votes of the shares entitled to vote thereon which were present at the meeting to approve the Business Combination are voted for the approval of such Business Combination, the Corporation shall be authorized to consummate the Business Combination.
Section 9.02   Redemption Rights.
(a)   In the event that the Corporation fails to consummate a Business Combination by December 13, 2024 (or such earlier date as determined by Board, in its sole discretion) (the “Termination Date”), such failure shall trigger an automatic redemption of the Public Shares (an “Automatic Redemption Event”) and the Directors of the Corporation shall take all such action necessary (i) as promptly as reasonably possible but no more than ten (10) business days thereafter to redeem the Public Shares or distribute the Trust Account to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (ii) as promptly as practicable, to cease all operations except for the purpose of making such distribution and any subsequent winding up of the Corporation’s affairs. In the event of an

Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.
(b)   In the event that a Business Combination is consummated by the Corporation other than in connection with a stockholder vote under Section 9.01, the Corporation will, subject to below, offer to redeem the Public Shares for cash in accordance with Rule 13e-4 and Regulation 14E of the Securities Exchange Act of 1934 (the “Exchange Act”) and subject to any limitations (including but not limited to cash requirements) set forth in the definitive transaction agreements related to the initial Business Combination (the “Tender Redemption Offer”), provided however that the Corporation shall not redeem those Shares held by the Initial Stockholders or their affiliates or the directors or officers of the Corporation pursuant to such Tender Redemption Offer, whether or not such holders accept such Tender Redemption Offer. The Corporation will file tender offer documents with the SEC prior to consummating the Business Combination which contain substantially the same financial and other information about the Business Combination and the redemption rights as would be required in a proxy solicitation pursuant to Regulation 14A of the Exchange Act. In accordance with the Exchange Act, the Tender Redemption Offer will remain open for a minimum of 20 business days and the Corporation will not be permitted to consummate its Business Combination until the expiry of such period. If in the event a stockholder holding Public Shares accepts the Tender Redemption Offer and the Corporation has not otherwise withdrawn the tender offer, the Corporation shall, promptly after the consummation of the Business Combination, pay such redeeming stockholder, on a pro rata basis, cash equal to the applicable Per-Share Redemption Price.
(c)   In the event that a stockholder vote is held to approve the Business Combination, then the Corporation will in connection with a Business Combination either:
(i)   notwithstanding any proxy solicitation in connection with any stockholder vote (to the extent one is required or determined to be held), conduct any required or agreed redemptions in connection with any proposed Business Combination solely pursuant to a Tender Redemption Offer on the same basis as is set out under Section 9.02(b) and on no other basis; or if the Board at its sole discretion elects, or if the Corporation is required to do so by any applicable law or the rules of the New York Stock Exchange (whether or not the Corporation is also conducting or required to conduct a Tender Redemption Offer in respect of the Business Combination), in connection with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, offer to redeem the Public Shares (the “Proxy Redemption Offer”), other than those shares held by the Initial Stockholders or their affiliates or the directors or officers of the Corporation, regardless of whether such shares are voted for or against the Business Combination, for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price; provided, that any such redeeming stockholder who either individually or together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as such term is defined under Section 13 of the Exchange Act) shall not be permitted to redeem more than fifteen percent (15%) of the total Public Shares sold in the IPO.
(d)   In the event the Board proposes any amendment to this Article IX or to any of the other rights of the Common Stock as set out in Section 4.03, but not for the purposes of approving or in conjunction with the consummation of, a Business Combination that would affect the substance or timing of the Corporation’s obligations as described in this Article IX to pay or to offer to pay the Per-Share Redemption Price to any holder of the Public Shares (an “Amendment”) and such Amendment is (i) duly approved by either (x) a resolution approved at a duly convened and constituted meeting of the stockholders of the Corporation by the affirmative vote of at least two-thirds of the shares entitled to vote thereon which were present at the meeting and were voted, or (y) a resolution consented to in writing by holders of all of the votes of all the shares entitled to vote thereon; and; and (ii) the amended Certificate of Incorporation reflecting such amendment are filed at the Secretary of State of Delaware, the Corporation will offer to redeem the Public Shares to any stockholder for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price (an “Amendment Redemption Event”), provided however that the Corporation shall not redeem those shares held by the Initial Stockholders or their affiliates or the directors or officers of the Corporation pursuant to such offer, whether or not such holders accept such offer.

Section 9.03   Distributions from the Trust Account.
(a)   A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an Automatic Redemption Event, an Amendment Redemption Event or in the event he accepts a Tender Redemption Offer or a Proxy Redemption Offer where the Business Combination is consummated. In no other circumstances shall a holder of Public Shares have any right or interest of any kind in or to the Trust Account. A holder of Public Shares shall be entitled to receive distributions from the Trust Account only as provided in Section 9.02. In no other circumstances shall a holder of Public Shares have any right or interest of any kind in or to distributions from the Trust Account.
(b)   Neither the Corporation nor any officer, director or employee of the Corporation will disburse any of the proceeds held in the Trust Account until the earlier of (i) a Business Combination, or (ii) an Automatic Redemption Event or in payment of the acquisition price for any shares which the Corporation elects to purchase, redeem or otherwise acquire in accordance with this Article IX, in each case in accordance with the trust agreement governing the Trust Account; provided that interest earned on the Trust Account (as described in the Registration Statement) may be released from time to time to the Corporation to pay the Corporation’s tax obligations and up to US$100,000 of such interest may also be released from the Trust Account to pay any liquidation expenses of the Corporation if applicable.
(c)   Provided that in the event that the Corporation enters liquidation prior to or without having consummated a Business Combination then, in such circumstances, in the event that any surplus assets (the “Residual Assets”) of the Corporation remain following the Corporation’s having complied with its applicable obligations to redeem Public Shares and distribute the funds held in the Trust Account in respect of such redemptions, the Public Shares shall not have any right to receive any share of those Residual Assets which are held outside the Trust Account and such Residual Assets shall be distributed (on a pro rata basis) only in respect of those shares of Common Stock that are not Public Shares.
Section 9.04   Issuance of Shares or Other Securities.   Prior to the consummation of the Corporation’s initial Business Combination, the Corporation shall not issue any additional shares of capital stock of the Corporation or any other securities that would entitle the holders thereof to receive funds from the Trust Account or vote as a class with Public Shares on any Business Combination proposal.
Section 9.05   Transactions with Affiliates.   The Business Combination must be approved by a majority of the independent members of the Board. In the event the Corporation enters into a Business Combination with a company that is affiliated with any of the directors or officers of the Corporation, the Corporation will obtain an opinion from an independent investment banking firm or another valuation or appraisal firm that regularly renders fairness opinions that such a Business Combination is fair to the Corporation from a financial point of view.
Section 9.06   No Transactions with Other Blank Check Companies.   The Corporation shall not enter into a Business Combination with another blank check company, as such term is defined in Rule 419 of the Securities Act of 1933, or a similar company with nominal operations.
ARTICLE X. CORPORATE OPPORTUNITY
To the extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Certificate of Incorporation or in the future, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation, except, the doctrine of corporate opportunity shall apply with respect to any of the directors or officers of the Corporation with respect to a corporate opportunity that was offered to such person solely in his or her capacity as a director or officer of the Corporation and (i) such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue and (ii) the director or officer is permitted to refer that opportunity to the Corporation without violating any legal obligation.

ARTICLE XI. AMENDMENT OF CERTIFICATE OF INCORPORATION AND BYLAWS
The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Certificate of Incorporation and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges of whatever nature herein conferred upon stockholders, directors or any other persons by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article XI; provided, however, that Article IX of this Certificate of Incorporation may be amended only as provided therein.
ARTICLE XII. EXCLUSIVE FORUM FOR CERTAIN LAWSUITS; CONSENT TO JURISDICTION
Section 12.1   Forum.   Subject to the last sentence in this Section 12.1, and unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by the applicable law, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL or this Certificate of Incorporation or the Bylaws, or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine and, if brought outside of Delaware, the stockholder bringing the suit will be deemed to have consented to service of process on such stockholder’s counsel except any action (A) as to which the Court of Chancery in the State of Delaware determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), (B) which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or (C) for which the Court of Chancery does not have subject matter jurisdiction. Notwithstanding the foregoing, (i) the provisions of this Section 12.1 will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction and (ii) unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.
Section 12.2   Consent to Jurisdiction.   If any action the subject matter of which is within the scope of Section 12.1 immediately above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 12.1 immediately above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
Section 12.3   Severability.   If any provision or provisions of this Article XII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XII (including, without limitation, each portion of any sentence of this Article XII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.
Section 12.4   Deemed Notice.   Any person or entity purchasing or otherwise acquiring or holding any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article XII.

ARTICLE XIII. DEFINITIONS AND INTERPRETATION
Business Combination means the initial acquisition by the Corporation, whether through a merger, share reconstruction or amalgamation, asset or stock acquisition, exchangeable share transaction, contractual control arrangement or other similar type of transaction, with a Target Business at Fair Value.
Domestication means the re-domicile of the Corporation as a Delaware corporation in accordance with Section 388 of DGCL, and Section 206 of the Cayman Islands Companies Law and shall no longer be considered a company incorporated in the Cayman Islands which takes effectiveness upon the filing of this Certificate of Incorporation and the Certificate of Domestication with the Secretary of the State of Delaware.
Fair Value means a value at least equal to 80% of the balance in the Trust Account (excluding any deferred underwriting fees and any taxes payable on the Trust Account balance) at the time of the execution of a definitive agreement for a Business Combination.
Initial Stockholder means the Sponsor, the directors and officers of the Corporation or their respective affiliates who held Shares prior to the IPO.
IPO means the initial public offering of securities of the Corporation, which offering closed on December 13, 2021.
Per-Share Redemption Price means:
(a)
with respect to an Automatic Redemption Event, the aggregate amount on deposit in the Trust Account (including interest not previously released to us, which shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses) divided by the number of then outstanding Public Shares;

(b)
with respect to an Amendment Redemption Event, the aggregate amount on deposit in the Trust Account (including interest earned but net of taxes payable), divided by the number of then outstanding Public Shares; and

(c)
with respect to either a Tender Redemption Offer or a Proxy Redemption Offer, the aggregate amount then on deposit in the Trust Account on the date that is two business days prior to the consummation of the Business Combination (including interest but net of taxes payable), divided by the number of then outstanding Public Shares.

Public Shares means the Class A Shares included in the units issued in the IPO which are automatically converted into shares of Common Stock of the Corporation upon the effectiveness of Domestication.
Registration Statement means the Corporation’s registration statement on Form S-1 filed with the SEC as declared effective on December 8, 2021.
SEC means the United States Securities and Exchange Commission.
Sponsor means Suntone Investment Pty Ltd, an Australian proprietary limited company.
Target Business means any business or entity with whom the Corporation wishes to undertake a Business Combination.
Target Business Acquisition Period means the period commencing from the effectiveness of the registration statement filed with the SEC in connection with the IPO up to and including the first to occur of (i) a Business Combination or (ii) the Termination Date.
Trust Account means mean the trust account established by the Corporation prior to the IPO and into which a certain amount of the IPO net proceeds and the net proceeds from a simultaneous private placement of warrants simultaneously with the closing of the IPO, are deposited.

IN WITNESS WHEREOF, Integrated Wellness Acquisition Corp. has caused this Certificate of Incorporation to be duly executed in its name and on its behalf as of the [ ] day of [ ], 2024.
INTEGRATED WELLNESS ACQUISITION CORP.
By:

Name:
Title:
Incorporator

[Signature Page to Certificate of Incorporation]

Annex C
BYLAWS
OF
INTEGRATED WELLNESS ACQUISITION CORP.,
a Delaware corporation (the “Corporation”)
Adopted as of            , 2024
ARTICLE I
OFFICES; BOOKS AND RECORDS
Section 1.01.   Registered Office.   The registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, DE 19801, New Castle County. The name of the Corporation’s registered agent at such address is The Corporation Trust Company.
Section 1.02.   Other Offices.   The Corporation may also have offices at such other places both within and without the State of Delaware as the Corporation’s Board of Directors (the “Board”) may from time to time determine or the business of the Corporation may require.
Section 1.03.   Books and Records.   The books and records of the Corporation may be kept within or without the State of Delaware as the Board may from time to time determine or the business of the Corporation may require.
ARTICLE II
MEETINGS OF STOCKHOLDERS
Section 2.01.   Time and Place of Meetings.   All meetings of stockholders shall be held at such place, either within or without the State of Delaware, on such date and at such time as may be determined from time to time by the Board (or the President in the absence of a designation by the Board). The Board, in its sole discretion, may determine that such meetings be held wholly or partially by means of remote communication. For any meeting of stockholders to be held by remote communication, the Corporation shall (i) implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by remote communication is a stockholder or proxy holder, (ii) implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.
Section 2.02.   Annual Meetings.   An annual meeting of stockholders shall be held for the election of directors and for the transaction of such other business as may properly be brought before such meeting. Stockholders may, unless the Corporation’s Certificate of Incorporation (as it may be amended from time to time, the “Certificate”) otherwise provides, act by written consent to elect directors.
Section 2.03.   Special Meetings.   Special meetings of stockholders for any proper purpose or purposes may be called at any time by the Board or the President or shall be called by the Secretary of the Corporation whenever the stockholders of record owning a majority of the then issued and outstanding capital stock of the Corporation entitled to vote on matters to be submitted to stockholders of the Corporation shall request therefor (either by written instrument signed by a majority, by resolution adopted by a vote of the majority or by a ballot submitted by electronic transmission, provided that any such electronic transmission shall set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder). Any such written request shall state a proper purpose or purposes of the meeting and shall be delivered to the President or Secretary of the Corporation.
Section 2.04.   Notice of Meetings and Adjourned Meetings; Waivers of Notice.
(a)   Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting of stockholders shall be given which shall state the hour, means of remote communication, if any, date and place, if any, thereof, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, such notice shall be delivered either personally or by mail, not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder of record entitled to vote at such meeting.
(b)   A written waiver of any such notice signed by the person entitled thereto, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of an individual at a meeting in person, by proxy, or by remote communication shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice. Neither the business to be transacted at, nor the purpose of, an annual or special meeting of stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate or these bylaws. Unless these bylaws otherwise require, when a meeting is adjourned to another time or place (whether or not a quorum is present), notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.
Section 2.05.   Quorum.   Unless otherwise provided under the Certificate or these bylaws and subject to the Delaware General Corporation Law (the “DGCL”), the presence, in person, by proxy, or by remote communication, of the holders of record of a majority of the then issued and outstanding capital stock of the Corporation entitled to vote at a meeting of stockholders shall be necessary and sufficient to constitute a quorum for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, any officer entitled to preside at or act as secretary of a meeting of stockholders shall adjourn the meeting, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.
Section 2.06.   Voting and Proxies.
(a)   Unless otherwise provided in the Certificate and subject to the DGCL, each stockholder shall be entitled to one vote for each then issued and outstanding share of capital stock held by such stockholder. Any share of capital stock of the Corporation held by the Corporation shall have no voting rights. Unless otherwise provided in the DGCL, the Certificate or these bylaws, the affirmative vote of a majority of the shares of Common Stock of the Corporation present, in person, by means of remote communication, or by written proxy, at a meeting of stockholders and entitled to vote on the subject matter shall be the act of the stockholders. If the Certificate provides for more or less than one vote for any share, on any matter, every reference in these bylaws to a majority or other proportion of stock shall refer to such majority or other proportion of the votes of such stock.
(b)   Any stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to a corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by written proxy, provided that the instrument authorizing such proxy to act shall have been executed in writing (which shall include faxing, telegraphing or cabling) or by electronic transmission by such stockholder or by such stockholder’s duly authorized attorney and no such proxy shall be voted or acted upon after three (3) years from its date of authorization, unless the proxy provides for a longer period.
Section 2.07.   Action by Consent.
(a)   Unless otherwise provided in the Certificate, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.
(b)   Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.
Section 2.08.   Organization.   At each meeting of stockholders, the President, if one shall have been elected, or in his or her absence or if one shall not have been elected, such person designated by the vote of the majority of the stockholders present at such meeting, shall act as chairman of the meeting. The Secretary of the Corporation (or in his or her absence or inability to act, the person whom the chairman of the meeting shall appoint secretary of the meeting) shall act as secretary of the meeting and keep the minutes thereof. The order of business at all meetings of stockholders shall be as determined by the chairman of the meeting.
Section 2.09.   Inspectors of Election.   The Board, in advance of any meeting of the stockholders, may appoint one or more inspectors to act at the meeting or any adjournment thereof. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability.
ARTICLE III
DIRECTORS
Section 3.01.   General Powers.   Except as otherwise provided in the DGCL or the Certificate, the business and affairs of the Corporation shall be managed by or under the direction of the Board.
Section 3.02.   Number, Election and Term of Office.   The number of directors which shall constitute the whole Board shall be fixed from time to time by resolution of the Board but shall not be fewer than one (1) nor more than twelve (12). The directors shall be elected at the annual meeting of the stockholders, and each director so elected shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. Directors need not be stockholders. The initial Board shall consist of one (1) director until changed as herein provided. All elections of directors shall be held by written ballot, except as otherwise provided in the Certificate, or these bylaws; if authorized by the Board, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission.
Section 3.03.   Quorum and Manner of Acting.   Unless the Certificate or these bylaws require a greater number, a majority of the total number of directors serving on the Board shall constitute a quorum for the transaction of business, and the affirmative vote of a majority of the directors deemed to be present at a meeting at which a quorum is present shall be the act of the Board. When a meeting is adjourned to another time or place, if any (whether or not a quorum is present), notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which directors may be deemed to be present in person and vote at such meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Board may transact any business which might have been transacted at the original meeting. If a quorum shall not be present at any meeting of the Board the directors present thereat shall adjourn the meeting, from time to time, without notice other than announcement at the meeting, until a quorum shall be present.
Section 3.04.   Time and Place of Meetings.   The Board shall hold its meetings at such place, either within or without the State of Delaware, or by remote communication, and at such time as may be determined from time to time by the Board (or the President in the absence of a determination by the Board).
Section 3.05.   Annual Meeting.   The Board shall meet for the purpose of organization, the election of officers and the transaction of other business, as soon as practicable after each annual meeting of stockholders, on the same day and at the same place where such annual meeting shall be held. Notice of such meeting need not be given. In the event such annual meeting is not so held, the annual meeting of the Board may be held at such place either within or without the State of Delaware, or by remote communication, on such date and at such time as shall be specified in a notice thereof given as hereinafter provided in Section 3.07 herein or in a waiver of notice thereof signed by any director who chooses to waive the requirement of notice.
Section 3.06.   Regular Meetings.   After the place and time of regular meetings of the Board shall have been determined and notice thereof shall have been once given to each member of the Board, regular meetings may be held without further notice being given.
Section 3.07.   Special Meetings.   Special meetings of the Board may be called by the President and shall be called by the President or Secretary on the written request of any two (2) directors (unless there are less than two (2) directors at such time). Notice of special meetings of the Board shall be given to each director at least two (2) days before the date of the meeting in such manner as is determined by the Board. A written waiver of any such notice, signed by the director entitled hereto, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.
Section 3.08.   Committees.   The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the DGCL to be submitted to the stockholders for approval, (ii) adopting, amending or repealing any bylaw of the Corporation, (iii) amending the Certificate, (iv) adopting an agreement of merger or consolidation, (v) recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, or (vi) recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution and unless the resolution of the Board or the Certificate expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Each committee shall keep regular minutes of its meetings and report the same to the Board when required.
Section 3.09.   Action by Consent.   Unless otherwise restricted by the Certificate or these bylaws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of the Board, or committee. Such filings shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
Section 3.10.   Telephonic or Electronic Meetings.   Unless otherwise restricted by the Certificate or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or such committee, as the case may be, by means of conference telephone, remote communication, or similar communications equipment by means of which all persons participating in the meeting can hear, speak, and/or communicate with each other, and such participation in a meeting shall constitute presence in person at the meeting.
Section 3.11.   Resignation.   Any director may resign at any time by giving written notice to the Board or to the Secretary of the Corporation. The resignation of any director shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 3.12.   Vacancies.   Unless otherwise provided in the Certificate, vacancies and newly created directorships resulting from any increase in the authorized number of directors to be elected by all the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Each director so chosen shall hold office until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. If there are no directors in office, then an election of directors may be held in accordance with the DGCL. Unless otherwise provided in the Certificate, when one or more directors shall resign from the Board, effective at a future date, a majority of the directors then in office shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in the filling of other vacancies.
Section 3.13.   Removal.   Any and all directors may be removed, with or without cause, at any time by the affirmative vote of the holders of a majority of the outstanding capital stock of the Corporation entitled to vote and the vacancies thus created may be filled in accordance with Section 3.12 herein.
Section 3.14.   Compensation.   Unless otherwise restricted by the Certificate or these bylaws, the Board shall have authority to fix the compensation of directors, including fees and reimbursement of expenses.
ARTICLE IV
OFFICERS
Section 4.01.   Principal Officers.   The principal officers of the Corporation shall be a President, one or more Vice Presidents, a Treasurer and a Secretary who shall have the duty, among other things, to record the proceedings of the meetings of stockholders and directors in a book kept for that purpose. The Corporation may also have such other principal officers as the Board may in its discretion appoint. One person may hold the offices and perform the duties of any two or more of said offices.
Section 4.02.   Election, Term of Office and Remuneration.   The principal officers of the Corporation shall be elected annually by the Board at the annual meeting thereof. Each such officer shall hold office until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. The remuneration of all officers of the Corporation shall be fixed by the Board. Any vacancy in any office shall be filled in such manner as the Board shall determine.
Section 4.03.   Subordinate Officers.   In addition to the principal officers enumerated in Section 4.01 herein, the Corporation may have one or more Assistant Treasurers or Assistant Secretaries and such other subordinate officers, agents and employees as the Board may deem necessary, each of whom shall hold office for such period as the Board may from time to time determine. The Board may delegate to any principal officer the power to appoint and to remove any such subordinate officers, agents or employees.
Section 4.04.   Removal.   Except as otherwise permitted with respect to subordinate officers, any officer may be removed, with or without cause, at any time, by resolution adopted by the Board.
Section 4.05.   Resignations.   Any officer may resign at any time by giving written notice to the Board (or to a principal officer if the Board has delegated to such principal officer the power to appoint and to remove such officer). The resignation of any officer shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
Section 4.06.   Powers and Duties.   The officers of the Corporation shall have such powers and perform such duties incident to each of their respective offices and such other duties as may from time to time be conferred upon or assigned to them by the Board.
ARTICLE V
EXECUTION OF INSTRUMENTS AND DEPOSIT OF CORPORATE FUNDS
Section 5.01.   Execution of Instruments Generally.   The Board may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation, and such authorization may be general or confined to specific instances.

Section 5.02.   Borrowing.   No loans or advance shall be obtained or contracted for, by or on behalf of the Corporation and no negotiable paper shall be issued in its name, unless and except as authorized by the Board. Such authorization may be general or confined to specific instances. Any officer or agent of the Corporation thereunto so authorized may obtain loans and advances for the Corporation, and for such loans and advances may make, execute and deliver promissory notes, bonds, or other evidences of indebtedness of the Corporation. Any officer or agent of the Corporation thereunto so authorized may pledge, hypothecate or transfer as security for the payment of any and all loans, advances, indebtedness and liabilities of the Corporation, any and all stocks, bonds, other securities and other personal property at any time held by the Corporation, and to that end may endorse, assign and deliver the same and do every act and thing necessary or proper in connection therewith.
Section 5.03.   Deposits.   All funds of the Corporation not otherwise employed shall be deposited from time to time to its credit in such banks or trust companies or with such bankers or other depositories as the Board may select, or as may be selected by any officer or officers or agent or agents authorized so to do by the Board. Endorsements for deposit to the credit of the Corporation in any of its duly authorized depositories shall be made in such manner as the Board from time to time may determine.
Section 5.04.   Proxies.   Proxies to vote with respect to shares of stock of other corporations owned by or standing in the name of the Corporation may be executed and delivered from time to time on behalf of the Corporation by the President or by any other person or persons thereunto authorized by the Board.
Section 5.04   Checks.   All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board may from time to time designate.
Section 5.06.   Other Contracts and Instruments.   All other contracts and instruments binding the Corporation shall be executed in the name and on the behalf of the Corporation by those officers, employees or agents of the Corporation as may be authorized by the Board, which authorization may be general or confirmed to specific instances.
ARTICLE VI
CERTIFICATES OF STOCK
Section 6.01.   Form and Execution of Certificates.   The interest of each stockholder of the Corporation shall be evidenced by a certificate or certificates for shares of stock in such form as the Board may from time to time prescribe. The certificates of stock of each class shall be consecutively numbered and signed by the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation. Any or all of the signatures on the certificate may be a facsimile. The Board shall have the power to appoint one or more transfer agents and/or registrars for the transfer or registration of certificates of stock of any class, and may require stock certificates to be countersigned or registered by one or more of such transfer agents and/or registrars.
Section 6.02.   Transfer of Shares.   The shares of the stock of the Corporation shall be transferrable on the books of the Corporation by the holder thereof in person or by his or her attorney lawfully constituted, upon surrender for cancellation of certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof or guaranty of the authenticity of the signature as the Corporation or its agents may reasonably require. A record shall be made of each transfer. The Board shall have the power and authority to make such rules and regulations as it may deem necessary or proper concerning the issue, transfer and registration of certificates for shares of stock of the Corporation.
Section 6.03.   Closing of Transfer Books.   The stock transfer books of the Corporation may, if deemed appropriate by the Board, be closed for such length of time not exceeding fifty (50) days as the Board may determine, preceding the date of any meeting of stockholders or the date for the payment of any dividend or the date for the allotment of rights or the date when the issuance, change, conversion or exchange of capital stock shall go into effect, during which time no transfer of stock on the books of the Corporation may be made.

Section 6.04.   Lost or Destroyed Certificates.   A new certificate of stock may be issued in the place of any certificate previously issued by the Corporation, alleged to have been lost, stolen, destroyed or mutilated, and the Board may, in its discretion, require the owner of such lost, stolen, destroyed or mutilated certificate, or his or her legal representative, to give the Corporation a bond, in such sum as the Board may direct, in order to indemnify the Corporation against any claims that may be made against it in connection therewith.
Section 6.05.   Consideration and Payment.   The capital stock may be issued for such consideration, not less than the par value of any such stock expressed in dollars, as shall be fixed by the Board. Payment of such consideration may be made, in whole or in part, in money, other tangible or intangible property, labor or services performed.
ARTICLE VII
LIABILITY AND INDEMNIFICATION
Section 7.01.   Limitation of Liability.   To the fullest extent permitted by the DGCL, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.
Section 7.02.   Indemnification.   Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “Proceeding”), by reason of the fact that he or she (or a person of whom he or she is the legal representative), is or was a director or officer of the Corporation or a director (or member of a similar governing body) or officer of any of its subsidiaries (any of the foregoing persons, a “Mandatory Indemnitee”) shall be indemnified and held harmless by the Corporation to the fullest extent which it is empowered to do so by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) against all expense (including court costs, attorneys’ fees, witness fees, fines (including but not limited to excise taxes assessed on a person with respect to an employee benefit plan), amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any Proceeding), liability and loss (including attorneys’ fees actually and reasonably incurred by such person in connection with such Proceeding) and such indemnification shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in Section 7.03, the Corporation shall indemnify any such person seeking indemnification in connection with a Proceeding initiated by such person only if such Proceeding was authorized by the Board. The right to indemnification conferred in this Article VII shall be a contract right and, subject to Sections 7.03 and 7.06, shall include the right to payment by the Corporation of the expenses incurred in defending any such Proceeding in advance of its final disposition. The Corporation may, by action of the Board, provide indemnification to any person who is or was serving as an employee, fiduciary or agent of the Corporation, or any person other than a Mandatory Indemnitee who is or was serving at the request of the Corporation as a director, officer, employee, fiduciary or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, employee, fiduciary or agent or in any other capacity while serving as a director, officer, employee, fiduciary or agent) (any of the foregoing persons, an “Optional Indemnitee”) with the same scope and effect as the foregoing indemnification of Mandatory Indemnitees.
Section 7.03.   Procedure for Indemnification.   Any indemnification of any Mandatory Indemnitee described in Section 7.02 or advance of expenses under Section 7.06 shall be made promptly, and in any event within thirty (30) days, upon the written request of the Mandatory Indemnitee. If a determination by the Corporation that the Mandatory Indemnitee is entitled to indemnification pursuant of this Article VII is required, and the Corporation fails to respond within sixty (60) days to a written request for indemnification, the Corporation shall be deemed to have approved the request. If the Corporation denies a written request for indemnification or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within thirty (30) days, the right to indemnification or advances as granted by this Article VII shall be enforceable by the Mandatory Indemnitee in any court of competent jurisdiction. Such person’s costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any Proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of such defense shall be on the Corporation. Neither the failure of the Corporation (including the Board, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.
Section 7.04.   Nonexclusively of Article VII.   The rights to indemnification and the payment of expenses incurred in defending a Proceeding in advance of its final disposition conferred in this Article VII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the certificate of incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.
Section 7.05.   Insurance.   The Corporation shall purchase and maintain, or shall cause to be purchased and maintained, insurance on its own behalf and on behalf of any Mandatory Indemnitee or Optional Indemnitee, whether or not the Corporation would have the power to indemnify such person against such liability under this Article VII.
Section 7.06.   Expenses.
The Corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed Proceeding, by reason of the fact that he is or was a Mandatory Indemnitee prior to the final disposition of the Proceeding, promptly following request therefor, all expenses incurred by such Mandatory Indemnitee in connection with such Proceeding, provided, however, that, if the DGCL requires, an advancement of expenses incurred by a Mandatory Indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Mandatory Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such Mandatory Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such Mandatory Indemnitee is not entitled to be indemnified for such expenses under this Article VII or otherwise. Such expenses described in the preceding sentence incurred by Optional Indemnitees may also be so paid and advanced upon such terms and conditions, if any, as the Board deems appropriate.
Notwithstanding the foregoing, no advance shall be made by the Corporation to an officer of the Corporation (except by reason of the fact that such officer is or was a director of the Corporation, in which event this paragraph shall not apply) in any Proceeding, if a determination is reasonably and promptly made (i) by a majority vote of directors who were not parties to the Proceeding, even if not a quorum, or (ii) by a committee of such directors designated by a majority of such directors, even though less than a quorum, or (iii) if there are no such directors, or such directors so direct, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation.
Section 7.07.   Contract Rights.   The provisions of this Article VII shall be deemed to be a contract right between the Corporation and each Mandatory Indemnitee who serves in any applicable capacity at any time while this Article VII and the relevant provisions of the DGCL or other applicable law are in effect, and any repeal or modification of this Article VII or any such law shall not affect any rights or obligations then existing with respect to any state of facts or Proceeding then existing.
Section 7.08.   Merger or Consolidation.   For purposes of this Article VII, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, fiduciaries and agents, so that any person who is or was a director, officer, employee, fiduciary or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article VII with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.
Section 7.09.   Effect of Repeal, Amendment or Modification.   Any repeal, amendment or modification of this Article VII shall be prospective only and shall not adversely affect any right or protection of, or any limitation of the liability of, any director of the Corporation or other Mandatory Indemnitee existing at, or arising out of facts or incidents occurring prior to, the effective date of such repeal, amendment or modification.
ARTICLE VIII
GENERAL PROVISIONS
Section 8.01.   Dividends.   Subject to limitations contained in the DGCL and the Certificate, the Board may declare and pay dividends upon the shares of capital stock of the Corporation. Dividends may be paid in cash, in shares of the Corporation’s capital stock or in the Corporation’s bonds or property, including the shares or bonds of other corporations or entities, subject to any provisions of law and of the Certificate. Before payment of any dividend, the Board may set aside out of any funds available for dividends such sum or sums as the Board, in its absolute discretion, deems proper as a reserve fund to meet contingencies or for equalizing dividends or to repair or maintain property or to serve such other purposes conducive to the interests of the Corporation
Section 8.02.   Fiscal Year.   The fiscal year of the Corporation shall end on December 31 of each year unless otherwise determined by resolution of the Board.
Section 8.03.   Seal.   The Board, in its discretion, may adopt a corporate seal for the Corporation. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.
Section 8.04.   Voting of Stock Owned by the Corporation.   The Board may authorize any person, on behalf of the Corporation, to attend, vote at and grant proxies to be used at any meeting of stockholders of any corporation (except this Corporation) in which the Corporation may hold stock.
Section 8.05   Notice.
(a)   Whenever notice is required to be given by law, the Certificate or these bylaws, such notice may be mailed or given by a form of electronic transmission consented to by the person to whom the notice is given. Any such consent shall be revocable by such person by written notice to the Corporation. Any such consent shall be deemed revoked if (a) the Corporation is unable to deliver by electronic transmission two consecutive notices in accordance with such consent and (b) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.
(b)   Notice given pursuant to these bylaws shall be deemed given: (i) if mailed, when deposited in the United States mail, postage pre-paid, addressed to the person entitled to such notice at his or her address as it appears on the books and records of the Corporation, (ii) if by facsimile telecommunication, when directed to a number at which such person has consented to receive notice; (iii) if by electronic mail, when directed to an electronic mail address at which such person has consented to receive notice; (iv) if by a posting on an electronic network together with separate notice to such person of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (v) if by any other form of electronic transmission, when directed to such person. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated herein.

(c)   For purposes of these bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.
Section 8.06.   Waiver of Notice.   Whenever notice is required to be given by law, the Certificate or these bylaws, a waiver thereof submitted by electronic transmission or in writing signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of an individual at a meeting, in person, by written proxy, or by means of remote communication, shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and the execution by a person of a consent in writing or by electronic transmission in lieu of meeting shall constitute a waiver of notice of the action taken by such consent. Neither the business to be transacted at, nor the purpose of, any meeting of the stockholders, directors, or members of a committee of the Board need be specified in any such waiver or notice.
Section 8.07.   Counterparts.   The Corporation, through its authorized representatives, the Board and the stockholders shall have the power to execute all instruments, including without limitation, consents of the Board, consents of the stockholders, and agreements of the Corporation, in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. A facsimile, telecopy or other reproduction of such instrument may be executed by one or more parties thereto, and an executed copy of such instrument may be delivered by one or more parties thereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes as of the date first written in such instrument.
Section 8.08.   Interpretation.   The headings of the Articles and Sections of these bylaws are inserted for convenience only and shall not affect the construction or interpretation of these bylaws. Whenever the words “include,” “includes” or “including” are used in these bylaws, they will be deemed to be followed by the words “without limitation.” Unless the context of a provision of these bylaws requires otherwise, (i) “or” is disjunctive but not necessarily exclusive, (ii) words in the singular include the plural and vice versa, and (iii) the use in these bylaws of a pronoun in reference to a party hereto includes the masculine, feminine or neuter, as the context may require.
Section 8.09.   Amendments.   These bylaws may be altered, amended or repealed and new bylaws may be adopted by the Corporation’s stockholders, or the Board when such power is conferred upon the Board by the Certificate, at any meeting of stockholders or the Board, as applicable. If the power to adopt, amend or repeal bylaws is conferred upon the Board by the Certificate, it shall not divest or limit the power of the stockholder to adopt, amend or repeal bylaws.

Annex D
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
Btab Ecommerce Holdings, Inc.
Btab Ecommerce Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
1.    The present name of the Corporation is IWAC Holding Company Inc. The date of the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was [•], 2024 (the “Original Certificate of Incorporation”).
2.    This Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) amends, integrates and restates the Original Certificate of Incorporation and was duly adopted in accordance with the provisions of Sections 242, and 245 of the General Corporation Law of the State of Delaware (the “DGCL”).
3.    The text of the Original Certificate of Incorporation is hereby amended, integrated and restated in its entirety to provide as herein set forth in full.
ARTICLE I
NAME OF THE CORPORATION
The name of the corporation is Btab Ecommerce Holdings, Inc. (the “Corporation”).
ARTICLE II
REGISTERED AGENT
The address of the Corporation’s registered office in the State of Delaware is c/o The Corporation Trust Company, 1209 Orange Street in the City of Wilmington, County of New Castle, 19801. The name of its registered agent at such address is The Corporation Trust Company.
ARTICLE III
BUSINESS PURPOSE
The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).
ARTICLE IV
CAPITAL STOCK
Section 4.01. Authorized Classes of Stock.   The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is [   ] shares, consisting of (a) [   ] shares of common stock (the “Common Stock”) and (b) [•] shares of Class V common stock (the “Class V Stock”). Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of any of the Common Stock, Class V Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation with the power to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL or any successor provision thereof, and no vote of the holders of any series of the Common Stock, Class V Stock or Preferred Stock voting separately as a class shall be required therefor.
Section 4.02. Common Stock.
(a)    Dividends.   Subject to the express terms of any outstanding series of Preferred Stock, dividends may be paid in cash or otherwise with respect to the Common Stock out of the assets of the Corporation legally available therefor, upon the terms, and subject to the limitations, as the Board of Directors of the Corporation (the “Board of Directors”) may determine. All shares of Common Stock of the Corporation shall be of equal rank and shall be identical with respect to rights to such dividends.
(b)    Liquidation Rights.   Subject to the express terms of any outstanding Preferred Stock, in the event of a Liquidation of the Corporation, the holders of Common Stock and Class V Stock shall be entitled to share in the distribution of any remaining assets available for distribution to the holders of Common Stock and Class V Stock ratably in proportion to the total number of shares of Common Stock and Class V Stock then issued and outstanding.
(c)    Voting Rights.   Subject to the express terms of any outstanding series of Preferred Stock and except as otherwise provided herein or required by the DGCL:
i.    The holders of Common Stock shall be entitled to one (1) vote per share on any matter submitted to a vote of the stockholders generally.
ii.    The holders of Class V Stock shall be entitled to 1,000 votes per share on any matter submitted to a vote of the stockholders generally.
iii.    Notwithstanding the foregoing, except as otherwise required by law, holders of Common Stock and Class V Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) or pursuant to the DGCL.
iv.   Except as provided by law or by the other provisions of this Certificate of Incorporation or the terms of the Preferred Stock, holders of Preferred Stock shall vote together with the holders of Common Stock and Class V Stock as a single class and on an as-converted to Common Stock basis.
(d)     Conversion of Class V Stock.
i.   Voluntary Conversion.   Each share of Class V Stock shall be convertible into one fully paid and nonassessable share of Common Stock at the option of the holder thereof at any time upon written notice to the Corporation. In order to effectuate a conversion of shares of Class V Stock, a holder shall (a) submit a written election to the Corporation that such holder elects to convert shares of Class V Stock, the number of such shares elected to be converted and (b) (if such shares are certificated), along with such written election, surrender to the Corporation the certificate or certificates representing the shares being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto) or, in the event the certificate or certificates are lost, stolen or missing, accompanied by an affidavit of loss executed by the holder. The conversion of such shares hereunder shall be deemed effective as of the date of surrender of such Class V Stock certificate or certificates, delivery of such affidavit of loss or the written election to convert for uncertificated shares. Upon the receipt by the Corporation of a written election and, if applicable, the surrender of such certificate(s) and accompanying materials, the Corporation shall as promptly as practicable (but in any event within 10 days thereafter) either (a) deliver to the relevant holder (i) a certificate in such holder’s name (or the name of such holder’s designee as stated in the written election) for the number of shares of Common Stock to which such holder shall be entitled upon conversion of the applicable shares as calculated pursuant to this Section 4.02 and, if applicable (ii) a certificate in such holder’s (or the name of such holder’s designee as stated in the written election) for the number of shares of Class V Stock (including any fractional share) represented by the certificate or certificates delivered to the Corporation for conversion but otherwise not elected to be converted pursuant to the written election or (b) note the conversion of the shares on the stock ledger of the Corporation. All shares of capital stock issued hereunder by the Corporation shall be duly and validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof. Each share of Class V Stock that is converted pursuant to this Section 4.02(d) shall be retired by the Corporation and shall not be available for reissuance.

ii.    Automatic Conversion of Class V Stock.   Each share of Class V Stock will automatically convert into one (1) share of Common Stock upon any sale, pledge or other transfer (a “Transfer”), whether or not for value, by the initial registered holder thereof, upon any Transfer, other than in each case any subsequent successors, assigns, transferees and any entities controlled by Binson Lau (including all subsequent successors, assigns and permitted transferees) permitted under this Certificate of Incorporation. Notwithstanding anything to the contrary set forth herein, any holder of Class V Stock may pledge his, her or its shares of Class V Stock to a pledgee pursuant to a bona fide pledge of the shares as collateral security for indebtedness due to the pledgee so long as the shares are not transferred to or registered in the name of the pledgee. In the event of any pledge meeting these requirements, the pledged shares will not be converted automatically into shares of Common Stock. If the pledged shares of Class V Stock become subject to any foreclosure, realization or other similar action by the pledgee, they will be converted automatically into shares of Common Stock upon the occurrence of that action.
Section 4.03. Preferred Stock.
(a)    General.   The Board of Directors is hereby authorized to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional, or other special rights, if any, and any qualifications, limitations, or restrictions thereof, of the shares of such series, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:
(i)   the designation of the series;
(ii)   the number of shares of the series;
(iii)   the dividend rate or rates on the shares of that series, whether dividends will be cumulative, and if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;
(iv)   whether the series will have voting rights in addition to the voting rights provided by law, and, if so, the terms of such voting rights;
(v)   whether the series will have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;
(vi)   whether or not the shares of that series shall be redeemable, in whole or in part, at the option of the Corporation or the holder thereof, and if made subject to such redemption, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemptions, which amount may vary under different conditions and at different redemption rates;
(vii)   the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;
(viii)   the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;
(ix)   the restrictions, if any, on the issue or reissue of any additional Preferred Stock; and
(x)   any other relative rights, preferences, and limitations of that series.

ARTICLE V
BOARD OF DIRECTORS
Section 5.01. General Powers.   The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
Section 5.02. Number of Directors.   Subject to any rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors of the Corporation which shall constitute the entire Board of Directors shall be as fixed from time to time solely by resolution of a majority of the total number of directors that the Corporation would have if there were no vacancies.
Section 5.03. Term of Office.   Except as may otherwise be provided in the terms of any Preferred Stock issued by the Corporation, the Board of Directors shall be divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The term of the initial Class I Directors shall expire at the first annual meeting of the stockholders of the Corporation following the effectiveness of this Certificate of Incorporation, the term of the initial Class II Directors shall expire at the second annual meeting of the stockholders of the Corporation following the effectiveness of this Certificate of Incorporation and the term of the initial Class III Directors shall expire at the third annual meeting of the stockholders of the Corporation following the effectiveness of this Certificate of Incorporation. At each succeeding annual meeting of the stockholders of the Corporation, beginning with the first annual meeting of the stockholders of the Corporation following the effectiveness of this Certificate of Incorporation, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. Subject to Section 5.06, if the number of directors is changed, any increase or decrease shall be apportioned by the Board of Directors among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director. Directors shall be elected by a plurality of the votes cast at an annual meeting of stockholders by holders of the Common Stock and Class V Stock. The Board of Directors is hereby expressly authorized, by resolution or resolutions thereof, to assign members of the Board of Directors already in office to the aforesaid classes at the time this Certificate of Incorporation (and therefore such classification) becomes effective in accordance with the DGCL.
Section 5.04. Newly Created Directorships and Vacancies.   Except as otherwise required by law and subject to any rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, any newly created directorships resulting from an increase in the authorized number of directors and any vacancies occurring in the Board of Directors may only be filled by the affirmative votes of a majority of the members of the Board of Directors, although less than a quorum, or by a sole remaining director. A director so elected to fill a newly created directorship resulting from an increase in the authorized number of directors shall serve until the next election of directors and until a successor is duly elected and qualified, subject to such director’s earlier death, resignation or removal. A director so elected to fill a vacancy shall be elected to hold office until the earlier of the expiration of the term of office of the director whom he or she has replaced and until a successor is duly elected and qualified, subject to such director’s earlier death, resignation, or removal.
Section 5.05. Removal.   Subject to any rights of the holders of any series of Preferred Stock, any director or the entire Board of Directors may be removed from office at any time, with or without cause, by the holders of a majority in voting power of the shares of capital stock of the Corporation then entitled to vote at an election of directors.
Section 5.06 Preferred Stock Directors.   During any period when the holders of one or more series of Preferred Stock have the separate right to elect additional directors as provided for or fixed pursuant to the provisions of Article IV, Section 4.03 hereof (including any certificate of designation) (a “Preferred Stock Director”), and upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such number of directors that the holders of any series of Preferred Stock have a right to elect, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions; and (ii) each Preferred Stock Director shall serve until such Preferred Stock Director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, resignation, disqualification or removal. Except as otherwise provided for or fixed pursuant to the provisions of Article IV, Section 4.03 hereof (including any certificate of designation), whenever the holders of one or more series of Preferred Stock having a separate right to elect additional directors cease to have or are otherwise divested of such right pursuant to said provisions, the terms of office of all Preferred Stock Directors elected by the holders of such series of Preferred Stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate (in which case each such Preferred Stock Director shall cease to be qualified as a director and shall cease to be a director) and the total authorized number of directors of the Corporation shall be automatically reduced accordingly.
Section 5.07. Written Ballot.   Unless and except to the extent that the Bylaws shall so require, the election of directors of the Corporation need not be by written ballot.
ARTICLE VI
LIMITATION OF LIABILITY; INDEMNIFICATION
Section 6.01. Limitation of Liability.   To the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, a director or officer of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director or as an officer, as the case may be. No amendment to, modification of, or repeal of this Section 6.01 shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment. Notwithstanding anything herein to the contrary and in additional to any vote required by law, the affirmative vote of the holders of not less than two thirds (2/3) in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon, shall be required to amend or repeal any provision of this Article VI.
Section 6.02. Right to Indemnification.   Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), where the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that, except as provided in Section 6.04 hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.
Section 6.03 Right to Advancement of Expenses.   The Corporation shall, to the fullest extent permitted by law, pay the expenses incurred in defending any proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise.

Section 6.04 Right of Indemnitee to Bring Suit.   The rights to indemnification and to the advancement of expenses conferred in Section 6.02 and Section 6.03, respectively, shall be contract rights. If a claim under Section 6.02 or Section 6.03 is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (a) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section 6.04 or otherwise shall be on the Corporation.
Section 6.05 Non-Exclusivity of Rights.   The rights to indemnification and to the advancement of expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under the Corporation’s Certificate of Incorporation, these Bylaws, or any statute, agreement, vote of stockholders or disinterested directors or otherwise.
Section 6.06 Insurance.   The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.
Section 6.07 Amendment of Rights.   Any amendment, alteration or repeal of this Article VI that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.
Section 6.08 Indemnification of Employees and Agents of the Corporation.   The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the Corporation to the fullest extent of the provisions of this Section with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.
ARTICLE VII
STOCKHOLDER ACTION
Section 7.01. Special Meetings of Stockholders.   Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation shall only be called by the Board of Directors or at the request of the holders of Class V Stock.
ARTICLE VIII
BYLAWS
Section 8.01. Board of Directors.   In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized and empowered to adopt, amend, alter, or repeal the Bylaws without any action on the part of the stockholders.

Section 8.02. Stockholders.   The stockholders shall also have the power to adopt, amend, alter, or repeal the Bylaws; provided that, in addition to any affirmative vote of the holders of any particular class or series of capital stock of the Corporation required by applicable law or this Certificate of Incorporation, such adoption, amendment, alteration, or repeal by the stockholders shall require the approval of the affirmative vote of the holders of at least two thirds (2/3) in voting power of the shares of the then outstanding voting stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
ARTICLE IX
AMENDMENTS
The Corporation reserves the right to amend, alter, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.
ARTICLE X
FORUM SELECTION
Unless the Corporation consents in writing to the selection of an alternative forum, (A) (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, this Certificate of Incorporation or the Bylaws (as either may be amended or restated) or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware or (iv) any action asserting a claim governed by the internal affairs doctrine of the law of the State of Delaware shall, to the fullest extent permitted by law, be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, the federal district court of the State of Delaware; and (B) the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. Notwithstanding the foregoing, the foregoing provisions of this Article X shall not apply to claims seeking to enforce any liability or duty created by the Securities Exchange Act of 1934, or any other claim for which the U.S. federal courts have exclusive jurisdiction. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article X.
[Signature Page to Follow]

THIS CERTIFICATE OF INCORPORATION is executed as of this [   ] day of [   ] 2024.
Btab Ecommerce Holdings, Inc.
By:

Name: Binson Lau
Title: Chief Executive Officer

Annex E
BYLAWS OF
BTAB ECOMMERCE HOLDINGS, INC.
Effective as of [          ], 2024
ARTICLE I
OFFICES AND RECORDS
Section 1.1   Delaware Office.   The registered office of Btab Ecommerce Holdings, Inc. (the “Corporation”) in the State of Delaware shall be as set forth in the Corporation’s Certificate of Incorporation (as it may be amended and/or restated from time to time, the “Certificate of Incorporation”).
Section 1.2   Other Offices.   The Corporation may have such other offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Corporation may from time to time require.
Section 1.3   Books and Records.   The books and records of the Corporation may be kept at such locations either within or outside the State of Delaware as may from time to time be designated by the Board of Directors.
ARTICLE II
STOCKHOLDERS
Section 2.1   Annual Meeting.   The annual meeting of the stockholders of the Corporation shall be held at such date, place, if any, and time as may be fixed by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting. The Corporation may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors.
Section 2.2   Special Meeting.   Special meetings of stockholders for any purposes or purposes may be called as set forth in the Certificate of Incorporation. At such a special meeting of stockholders, only such business shall be conducted as shall be specified in the notice of meeting. The Corporation may postpone, reschedule or cancel any special meeting of stockholders previously scheduled by the Board of Directors.
Section 2.3   Place of Meeting.   The Board of Directors may designate the place, if any, of meeting for any meeting of the stockholders. If no designation is made by the Board of Directors, the place of meeting shall be the principal office of the Corporation.
Section 2.4   Notice of Meeting.   Notice of the purpose or purposes, in the case of a special meeting, and of the date, time and place, if any, of every meeting of the stockholders shall be given by the Secretary of the Corporation to each stockholder of record entitled to vote at the meeting, at least ten (10) days, but not more than 60 days, prior to the date designated for the meeting, except as otherwise required by applicable, the Certificate of Incorporation or these Bylaws
Section 2.5   Quorum and Adjournment.   Except as otherwise provided by law or by the Certificate of Incorporation, the holders of at least a majority of the voting power of the outstanding shares of the Corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series voting separately as a class or series, the holders of at least a majority of the voting power of the outstanding shares of such class or series, present in person or represented by proxy, shall constitute a quorum for the transaction of such business for the purposes of taking action on such business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the chairman of the meeting or the stockholders so present, by the affirmative vote of the holders of a majority in voting power of the shares of the Corporation which are present in person or represented by proxy and entitled to vote thereon, shall have the power to adjourn the meeting from time to time, until a quorum shall be present or represented. At an adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed. No notice of the time and place of adjourned meetings need be given provided such adjournment is for less than thirty (30) days and further provided that no new record date is fixed for the adjourned meeting and provided further that the time or place, if any, of the adjourned meeting is announced at the meeting at which the adjournment is taken or are provided in any other manner permitted by the General Corporation Law of the State of Delaware (the “DGCL”).
Section 2.6   Proxies.   Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the corporation a revocation of the proxy or a new proxy bearing a later date.
Section 2.7   Notice of Stockholder Business and Nominations.
(a)   Annual Meetings of Stockholders.
(i)   Nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the stockholders may be made at an annual meeting of stockholders only (1) pursuant to the Corporation’s notice with respect to such meeting, (2) by or at the direction of the Board of Directors or (3) by any stockholder of record of the Corporation who was a stockholder of record at the time of the giving of the notice provided for in the following paragraph, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section 2.7.
(ii)   For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (3) of subsection (a)(i) of this Section 2.7, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required under this Section 2.7 and shall be delivered to the Secretary at the principal executive office of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the mailing of the notice for the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of (x) the 90th day prior to such annual meeting or (y) the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of a postponement or adjournment of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. The number of nominees a stockholder may nominate for election at the annual meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the annual meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such annual meeting. Such stockholder’s notice shall set forth: (1) as to each individual whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Corporation that are owned of record or beneficially by such individual and the date such shares were acquired and the investment intent of such acquisition, (C) whether such stockholder believes any such individual is, or is not, an “interested person” of the Corporation, as defined in the Investment Company Act of 1940, as amended, and the rules promulgated thereunder (the “Investment Company Act”) and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to make such determination and (D) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including such individual’s written consent to being named in the Corporation’s proxy statement and accompanying proxy card as a nominee and to serving as a director if elected); (2) as to any other business that the stockholder proposes to bring before the meeting, a description of such business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for proposing such business at the meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder and the Stockholder Associated Person therefrom; and (3) as to the stockholder giving the notice and any Stockholder Associated Person:(A) the class, series and number of all shares of stock of the Corporation which are owned of record or beneficially by such stockholder and by such Stockholder Associated Person, if any, including any shares of any class or series of capital stock of the Corporation as to which such stockholder and such beneficial owner or any of its affiliates or associates has a right to acquire beneficial ownership at any time in the future; (B) the name and address of such stockholder, as they appear on the Corporation’s stock ledger and current name and address, if different, and of such Stockholder Associated Person; (C) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder’s notice, (C) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, including, in the case of a nomination, the nominee, including any agreements, arrangements or understandings relating to any compensation or payments to be paid to any such proposed nominee(s), pertaining to the nomination(s) or other business proposed to be brought before the meeting of stockholders (which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding), (D) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder and such beneficial owners, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Corporation, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner, with respect to securities of the Corporation, (E) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (F) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee, (y) otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination and/or (z) to solicit proxies in support of any proposed nominee in accordance with Rule 14a-19 promulgated under the Exchange Act, (G) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, (H) any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, understanding or relationship pursuant to which such stockholder or beneficial owner has or shares a right to, directly or indirectly, vote any shares of any class or series of capital stock of the Corporation, (I) any rights to dividends or other distributions on the shares of any class or series of capital stock of the Corporation, directly or indirectly, owned beneficially by such stockholder or beneficial owner that are separated or separable from the underlying shares of the Corporation, and (J) any performance-related fees (other than an asset based fee) that such stockholder or beneficial owner, directly or indirectly, is entitled to based on any increase or decrease in the value of shares of any class or series of capital stock of the Corporation or any interests described in clause (3)(D). The foregoing notice requirements of this paragraph (a)(ii) of this Section 2.7 shall be deemed satisfied by a stockholder with respect to business other than a nomination if the stockholder has notified the Corporation of such stockholder’s intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as the Corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.
(iii)   Notwithstanding anything in this subsection (a) of this Section 2.7 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement of such action at least 55 days prior to the first anniversary of the date of mailing of the notice of the preceding year’s annual meeting, a stockholder’s notice required by this Section 2.7(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.
(iv)   For purposes of this Section 2.7, “Stockholder Associated Person” of any stockholder shall mean (1) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (2) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder, and (3) any person controlling, controlled by or under common control with such Stockholder Associated Person.
(b)   Special Meetings of Stockholders.   Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Corporation’s notice with respect to such meeting, (ii) by or at the direction of the Board of Directors, or (iii) provided that the Board of Directors or the stockholders pursuant to Section 2.2 of these Bylaws have determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 2.7 and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 2.7. The number of nominees a stockholder may nominate for election at the special meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the special meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such special meeting. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any such stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by subsection (ii) of Section 2.7(a) shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting at which directors are to be elected. In no event shall the public announcement of a postponement or adjournment of a special meeting commence a new time period (or extent any time period) for the giving of a stockholder’s notice as described above.
(c)   General.
(i)   Upon written request by the Secretary or the Board of Directors or any committee thereof, any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall provide, within five (5) Business Days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 2.7.
(ii)   Except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act, only such individuals who are nominated in accordance with this Section 2.7 shall be eligible for election by stockholders as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 2.7. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (a) to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 2.7 and (b) if any proposed nomination or business was not made or proposed in compliance with this Section 2.7, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding anything to the contrary in these Bylaws, unless otherwise required by law, if any stockholder or Stockholder Associated Person (i) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act with respect to any proposed nominee and (ii) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3) promulgated under the Exchange Act (or fails to timely provide reasonable evidence sufficient to satisfy the Corporation that such stockholder or Stockholder Associated Person has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act in accordance with the following sentence), then the nomination of each such proposed nominee shall be disregarded, notwithstanding that proxies or votes in respect of the election of such proposed nominees may have been received by the Corporation (which proxies and votes shall be disregarded). Upon request by the Corporation, if any stockholder or Stockholder Associated Person provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act, such stockholder or Stockholder Associated Person shall deliver to the Corporation, no later than five (5) Business Days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act. Notwithstanding the foregoing provisions of this Section 2.7, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.7, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.
(iii)   For purposes of this Section 2.7, (1) the “date of mailing of the notice” shall mean the date of the proxy statement for the solicitation of proxies for election of directors and (2) “public announcement” shall mean disclosure (A) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable news service or (B) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act or the Investment Company Act. For purposes of these Bylaws, “Business Day” shall mean any day other than a Saturday, a Sunday or other day on which banking institutions in the State of Delaware are authorized or obligated by law or executive order to close.
(iv)   Notwithstanding the foregoing provisions of this Section 2.7, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.7. Nothing in this Section 2.7 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, nor the right of the Corporation to omit a proposal from, the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.
(v)   In addition to the requirements set forth elsewhere in these Bylaws, to be eligible to be a nominee for election or re-election as a director of the Corporation, such proposed nominee or a person on such proposed nominee’s behalf must deliver (with respect to a nomination made by a stockholder pursuant to this Section 2.7, in accordance with the time periods for delivery of timely notice under this Section 2.7), to the Secretary of the Corporation at the principal executive offices of the Corporation a completed and signed questionnaire with respect to the background and qualification of such proposed nominee and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such proposed nominee (i) is not and will not become a party to (x) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (y) any Voting Commitment that could limit or interfere with such proposed nominee’s fiduciary duties under applicable law, (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the Corporation, and (iii) would be in compliance, if elected as a director of the Corporation, and will comply with, all applicable publicly disclosed corporate governance, code of conduct and ethics, conflict of interest, confidentiality, corporate opportunities, trading and any other policies and guidelines of the Corporation applicable to directors.
(vi)   A stockholder providing notice of a proposed nomination for election to the Board (given pursuant to this Section 2.7) shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct (x) as of the record date for the meeting and (y) as of the date that is fifteen (15) days prior to the meeting or any adjournment or postponement thereof. Any such update and supplement shall be delivered in writing to the Secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) days after the record date for the meeting (in the case of any update and supplement required to be made as of the record date for the meeting) and not later than ten (10) days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update or supplement required to be made as of fifteen (15) days prior to the meeting or adjournment or postponement thereof).
(d)   Notwithstanding anything to the contrary contained in this Section 2.7, as long as Binson Lau (the “Principal Stockholder”) and his affiliates and associates (other than the Corporation and any entity that is controlled by the Corporation) (the “Principal Stockholder Affiliates”) collectively beneficially own in the aggregate (directly or indirectly) at least [10%] of the voting power of the then outstanding shares of capital stock of the Corporation then entitled to vote generally in the election of directors (the “Advance Notice Trigger Date”), each of the Principal Stockholder and the Principal Stockholder Affiliates shall not be subject to the advance notice procedures set forth in this Section 2.7 with respect to any nomination or business proposed to be brought by such Principal Stockholder or Principal Stockholder Affiliate before an annual meeting of stockholders or any nomination proposed to be brought by such Principal Stockholder before a special meeting of stockholders called by the Corporation for the purposes of electing directors. Prior to the Advance Notice Trigger Date, if the Principal Stockholder or a Principal Stockholder Affiliate seeks to bring a nomination or other business before an annual or special meeting, as appliable, the notice of such nomination or business (which, for the avoidance of doubt, does not need to comply with the requirements of this Section 2.7) must be delivered to the Corporation at any time prior to the mailing of the definitive proxy statement pursuant to Section 14(a) of the Exchange Act related to such meeting of stockholders.
Section 2.8   Voting.
(a)   Except as otherwise provided by these Bylaws, each director shall be elected by the vote of the majority of the votes cast with respect to that director’s election at any meeting for the election of directors at which a quorum is present, provided that if, as of the tenth (10th) day preceding the date the Corporation first mails its notice of meeting for such meeting to the stockholders of the Corporation, the number of nominees exceeds the number of directors to be elected (a “Contested Election”), the directors shall be elected by the vote of a plurality of the votes cast. For purposes of this Section 2.8, a majority of votes cast shall mean that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election (with “abstentions” and “broker nonvotes” not counted as a vote cast either “for” or “against” that director’s election).
In order for any incumbent director to become a nominee of the Board of Directors for further service on the Board of Directors, such person must submit an irrevocable resignation, contingent on (i) that person not receiving a majority of the votes cast in an election that is not a Contested Election, and (ii) acceptance of that resignation by the Board of Directors in accordance with the policies and procedures adopted by the Board of Directors for such purpose. In the event an incumbent director fails to receive a majority of the votes cast in an election that is not a Contested Election, the nominating and governance committee, or such other committee designated by the Board of Directors pursuant to these Bylaws, shall make a recommendation to the Board of Directors as to whether to accept or reject the resignation of such incumbent director, or whether other action should be taken. The Board of Directors shall act on the resignation, taking into account the committee’s recommendation, and publicly disclose (by a press release and filing an appropriate disclosure with the Securities and Exchange Commission) its decision regarding the resignation and, if such resignation is rejected, the rationale behind the decision within ninety (90) days following certification of the election results. The committee in making its recommendation and the Board of Directors in making its decision each may consider any factors and other information that they consider appropriate and relevant.
(b)   All other matters submitted to the stockholders at any meeting, at which a quorum is present shall, unless a different or minimum vote is required by the certificate of incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the corporation, or any law or regulation applicable to the corporation or its securities, in which case such different or minimum vote shall be the applicable vote on the matter, be decided by a majority of the votes cast.
Section 2.9   Inspectors of Elections.   The Corporation may, and shall if required by law, appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives of the Corporation, to act at the meeting and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act, at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by the DGCL.
Section 2.10   Conduct of Meetings.
(a)   The Chief Executive Officer shall preside at all meetings of the stockholders. In the absence of the Chief Executive Officer, the Chairman of the Board shall preside at a meeting of the stockholders. In the absence of the Chief Executive Officer or the Chairman of the Board, the President shall preside at a meeting of the stockholders. In the absence of each of the Chief Executive Officer, the Chairman of the Board and the President, the Secretary shall preside at a meeting of the stockholders. In the anticipated absence of all officers designated to preside over the meetings of stockholders, the Board of Directors may designate an individual to preside over a meeting of the stockholders.
(b)   The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.
(c)   The Board of Directors may, to the extent not prohibited by law, adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may to the extent not prohibited by law include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless, and to the extent, determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

ARTICLE III
BOARD OF DIRECTORS
Section 3.1   General Powers.   The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
Section 3.2   Number and Tenure.   Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors shall be as fixed as set forth in the Certificate of Incorporation. The terms of directors shall be as set forth in the Certificate of Incorporation.
Section 3.3   Regular Meetings.   The Board of Directors may, by resolution, provide the time and place for the holding of regular meetings of the Board of Directors.
Section 3.4   Special Meetings.   Special meetings of the Board of Directors shall be called at the request of the Chairman of the Board, the Chief Executive Officer, or a majority of the Board of Directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place and time of the meetings.
Section 3.5   Action By Unanimous Consent of Directors.   Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of proceedings of the board or committee in the same paper or electronic form as the minutes are maintained.
Section 3.6   Notice.   Notice of any special meeting shall be given to each director at his business or residence in writing, or by facsimile transmission, telephone communication or electronic transmission. If mailed, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, at least five (5) days before such meeting. If by facsimile transmission or other electronic transmission, such notice shall be transmitted at least twenty-four (24) hours before such meeting. If by telephone, the notice shall be given at least twelve (12) hours prior to the time set for the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting. A meeting may be held at any time without notice if all the directors are present (except as otherwise provided by law) or if those not present waive notice of the meeting in writing or by electronic transmission, either before or after such meeting.
Section 3.7   Conference Telephone Meetings.   Members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.
Section 3.8   Quorum.   A whole number of directors equal to at least a majority of the total number of directors that the Corporation would have if there were no vacancies shall constitute a quorum for the transaction of business, but if at any meeting of the Board of Directors there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time without further notice. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.
Section 3.9   Vacancies.   Newly created directorships and vacancies on the Board of Directors shall be filled as set forth in the Certificate of Incorporation.
Section 3.10   Committees.
(a)   The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, that no committee shall have power or authority in reference to the following matters: (i) approving, adopting or recommending to stockholders any action or matter (other than the election or removal of directors) required by law to be submitted to stockholders for approval or (ii) adopting, amending or repealing any bylaw.
(b)   Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to these Bylaws.
Section 3.11   Removal.   Directors shall be removed as set forth in the Certificate of Incorporation.
Section 3.12   Eligibility.   For so long as Binson Lau is: (i) serving as the CEO of the Corporation; and (ii) owns, directly or indirectly, the Class V common stock of the Corporation, Mr. Lau shall be a member of the Board of Directors. The Corporation shall take such action as may be necessary to nominate Mr. Lau to the Board of Directors, and to the extent that he is not elected by the Corporation’s stockholders, the Board of Directors shall increase the number of Directors and appoint Mr. Lau to the newly-created vacancy.
ARTICLE IV
OFFICERS
Section 4.1   Elected Officers.   The elected officers of the Corporation shall be a Chief Executive Officer, a President, a Secretary, a Treasurer, and such other officers as the Board of Directors from time to time may deem proper. The Chief Executive Officer shall also serve as the Chairman of the Board. All officers chosen by the Board of Directors shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article IV. Such officers shall also have powers and duties as from time to time may be conferred by the Board of Directors or by any duly authorized committee thereof.
Section 4.2   Election and Term of Office.   The elected officers of the Corporation shall be elected by the Board of Directors. Each officer shall hold office for the term as determined by the Board of Directors.
Section 4.3   Chairman of the Board.   The Chairman of the Board shall preside at all meetings of the Board.
Section 4.4   Chief Executive Officer.   The Chief Executive Officer shall be the general manager of the Corporation, subject to the control of the Board of Directors, and as such shall, subject to Section 2.10 (A) hereof, preside at all meetings of stockholders, shall have general supervision of the affairs of the Corporation, shall sign or countersign or authorize another officer to sign all certificates, contracts, and other instruments of the Corporation as authorized by the Board of Directors, shall make reports to the Board of Directors and stockholders, and shall perform all such other duties as are incident to such office or are properly required by the Board of Directors.
Section 4.5   President.   The President shall be the chief operating officer of the corporation and shall be subject to the general supervision, direction, and control of the Chief Executive Officer unless the Board of Directors provides otherwise.
Section 4.6   Secretary.   The Secretary shall give, or cause to be given, notice of all meetings of stockholders and directors and all other notices required by law or by these Bylaws, and in case of his absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the Chairman of the Board, the Chief Executive Officer, the President or by the Board of Directors, upon whose request the meeting is called as provided in these Bylaws. The Secretary shall record all the proceedings of the meetings of the Board of Directors, any committees thereof and the stockholders of the Corporation in a book to be kept for that purpose, and shall perform such other duties as may be assigned to such Secretary by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President. The Secretary shall have custody of the seal of the Corporation and shall affix the same to all instruments requiring it, when authorized by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President, and attest to the same.
Section 4.7   Treasurer.   The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate receipts and disbursements in books belonging to the Corporation. The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation in such depositaries as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors the Chairman of the Board, the Chief Executive Officer or the President, taking proper vouchers for such disbursements. The Treasurer shall render to the Chairman of the Board, the Chief Executive Officer, the President and the Board of Directors, whenever requested, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond for the faithful discharge of his duties in such amount and with such surety as the Board of Directors shall prescribe.
Section 4.8   Removal.   Subject to Section 4.9, any officer elected by the Board of Directors may be removed at any time by the Board of Directors. No elected officer shall have any contractual rights against the Corporation for compensation by virtue of such election beyond the date of the election of his successor, his death, his resignation or his removal, whichever event shall first occur, except as otherwise provided in an employment contract or an employee plan.
Section 4.9   Removal of CEO.   Binson Lau may only be removed as CEO of the Corporation by the unanimous consent of the Board of Directors, excluding Mr. Lau.
Section 4.10   Vacancies.   A newly created office and a vacancy in any office because of death, resignation, or removal may be filled by the Board of Directors for the unexpired portion of the term.
ARTICLE V
STOCK CERTIFICATES AND TRANSFERS
Unless the Board of Directors has determined by resolution that some or all of any or all classes or series of stock shall be uncertificated shares, the interest of each stockholder of the Corporation shall be evidenced by certificates for shares of stock. The shares of the stock of the Corporation shall be transferred on the books of the Corporation by the holder thereof in person or by his attorney, upon surrender for cancellation of certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, and with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require.
Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation by two authorized officers of the Corporation (it being understood that each of the Chairman of the Board of Directors, Vice Chairman of the Board of Directors, the Chief Executive Officer, the President, a Vice President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Corporation shall be authorized officers for this purpose) representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.
ARTICLE VI
INDEMNIFICATION
Section 6.1   Right to Indemnification.   Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), where the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that, except as provided in Section 6.3 hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.
Section 6.2   Right to Advancement of Expenses.   The Corporation shall, to the fullest extent permitted by law, pay the expenses incurred in defending any proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise.
Section 6.3   Right of Indemnitee to Bring Suit.   The rights to indemnification and to the advancement of expenses conferred in Section 6.1 and Section 6.2, respectively, shall be contract rights. If a claim under Section 6.1 or Section 6.2 is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (a) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section 6.3 or otherwise shall be on the Corporation.
Section 6.4   Non-Exclusivity of Rights.   The rights to indemnification and to the advancement of expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under the Corporation’s Certificate of Incorporation, these Bylaws, or any statute, agreement, vote of stockholders or disinterested directors or otherwise.

Section 6.5   Insurance.   The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.
Section 6.6   Amendment of Rights.   Any amendment, alteration or repeal of this Article VI that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.
Section 6.7   Indemnification of Employees and Agents of the Corporation.   The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the Corporation to the fullest extent of the provisions of this Section with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.
ARTICLE VII
MISCELLANEOUS PROVISIONS
Section 7.1   Fiscal Year.   The fiscal year of the Corporation shall begin on the first day of January and end on the thirty-first day of December of each year or as shall be otherwise determined by the Board of Directors.
Section 7.2   Dividends.   The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Certificate of Incorporation.
Section 7.3   Seal.   The corporate seal, if any, shall have inscribed the name of the Corporation thereon and shall be in such form as may be approved from time to time by the Board of Directors.
Section 7.4   Waiver of Notice.   Whenever any notice is required to be given to any stockholder or director of the Corporation under the provisions of the DGCL, a waiver thereof in writing, signed by the person or persons entitled to such notice, or a waiver by electronic transmission, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders of the Board of Directors need be specified in any waiver of notice of such meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.
Section 7.5   Resignations.   Any director or any officer, whether elected or appointed, may resign at any time by serving written notice of such resignation on the Chairman of the Board, the Chief Executive Officer or the Secretary, or by submitting such resignation by electronic transmission (as such term is defined in the DGCL), and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board, the Chief Executive Officer, or the Secretary or at such later date as is stated therein. No formal action shall be required of the Board of Directors or the stockholders to make any such resignation effective.
Section 7.6   Contracts.   Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, any contracts or other instruments may be executed and delivered in the name and on the behalf of the Corporation by such officer or officers of the Corporation as the Board of Directors may from time to time direct. Such authority may be general or confined to specific instances as the Board may determine. The Chairman of the Board, the Chief Executive Officer, the President or any Vice President may execute bonds, contracts, deeds, leases and other instruments to be made or executed for or on behalf of the Corporation. Subject to any restrictions imposed by the Board of Directors or the Chairman of the Board, the Chief Executive Officer, the President or any Vice President of the Corporation may delegate contractual powers to others under his jurisdiction, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.

Section 7.7   Proxies.   Unless otherwise provided by resolution adopted by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President or any Vice President may from time to time appoint any attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation or other entity, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock and other securities of such other corporation or other entity, or to consent, in the name of the Corporation as such holder, to any action by such other corporation or other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, all such written proxies or other instruments as he may deem necessary or proper. Any of the rights set forth in this Section 7.7 which may be delegated to an attorney or agent may also be exercised directly by the Chairman of the Board, the Chief Executive Officer, the President or any Vice President.
ARTICLE VIII
AMENDMENTS
Subject to the provisions of the Corporation’s Certificate of Incorporation, these Bylaws may be adopted, amended or repealed by the Board of Directors. Subject to the provisions of the Certificate of Incorporation, the stockholders shall also have the power to adopt, amend or repeal these Bylaws, provided that in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Certificate of Incorporation, the affirmative vote of the holders of at least two thirds (2/3) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of these Bylaws.

Annex F
BTAB ECOMMERCE HOLDINGS, INC.
2025 OMNIBUS INCENTIVE PLAN
Effective [         ] 2025
Section 1.   General.
The purposes of the Btab Ecommerce Holdings, Inc. 2025 Omnibus Incentive Plan (the “Plan”) are to (i) encourage the profitability and growth of the Company through short-term and long-term incentives that are consistent with the Company’s objectives; (ii) give participants an incentive for excellence in individual performance; (iii) promote teamwork among participants; and (iv) give the Company a significant advantage in attracting and retaining key employees, directors and consultants. To accomplish such purposes, the Plan provides that the Company may grant (i) Options, (ii) Stock Appreciation Rights, (iii) Restricted Shares, (iv) Restricted Stock Units, (v) Performance-Based Awards (including performance-based Restricted Shares and Restricted Stock Units), (vi) Other Share-Based Awards, (vii) Other Cash-Based Awards or (viii) any combination of the foregoing. The Plan was originally adopted in connection with the consummation of the Company’s business combination (the “Business Combination”) contemplated by that certain Amended and Restated Business Combination Agreement, dated as of August 26, 2024, by and among the Company (as defined below), Integrated Wellness Acquisition Corp, a blank check company incorporated as a Cayman Islands exempted company, IWAC Purchaser Merger Sub II Inc., a Delaware corporation, IWAC Company Merger, Sub Inc., a Georgia corporation, and Btab Ecommerce Group, Inc., a Georgia corporation (the “Business Combination Agreement”).
Section 2.   Definitions.
For purposes of the Plan, the following terms shall be defined as set forth below:
(a)   “Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 of the Plan.
(b)   “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. A Person shall be deemed an Affiliate of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained. For purposes of this definition, “control” (including with correlative meanings, the terms “controlling,” “controlled by,” or “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.
(c)   “Articles of Incorporation” means the articles of incorporation of the Company, as amended and/or restated and in effect from time to time.
(d)   “Award” means any Option, Stock Appreciation Right, Restricted Share, Restricted Stock Unit, Performance-Based Award, Other Share-Based Award or Other Cash-Based Award granted under the Plan.
(e)   “Award Agreement” means a written agreement, contract or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan. Evidence of an Award may be in written or electronic form, may be limited to notation on the books and records of the Company and, with the approval of the Administrator, need not be signed by a representative of the Company or a Participant. Any shares of Common Stock that become deliverable to the Participant pursuant to the Plan may be issued in certificate form in the name of the Participant or in book-entry form in the name of the Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.
(f)   “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

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(g)   “Board” means the Board of Directors of the Company.
(h)   “Bylaws” means the bylaws of the Company, as may be amended and/or restated from time to time.
(i)   “Cause” shall have the meaning assigned to such term in any Company, Subsidiary or Affiliate unexpired employment, severance, or similar agreement or Award Agreement with a Participant, or if no such agreement exists or if such agreement does not define “Cause” (or a term of like import), Cause means (i) the Participant’s breach of fiduciary duty or duty of loyalty to the Company, (ii) the Participant’s conviction of or plea of nolo contendere to a crime involving moral turpitude or a felony, (iii) the Participant’s failure, refusal or neglect to perform and discharge his or her duties and responsibilities on behalf of the Company or a Subsidiary of the Company (other than by reason of Disability) or to comply with any lawful directive of the Board or its designee, (iv) the Participant’s breach of any written policy of the Company or a Subsidiary or Affiliate thereof (including, without limitation, those relating to sexual harassment or the disclosure or misuse of confidential information), (v) the Participant’s breach of any agreement with the Company or a Subsidiary or Affiliate thereof (including, without limitation, any confidentiality, non-competition, non- solicitation or assignment of inventions agreement), (vi) the Participant’s commission of fraud, dishonesty, theft, embezzlement, self- dealing, misappropriation or other malfeasance against the business of the Company or a Subsidiary or Affiliate thereof, or (vii) the Participant’s commission of acts or omissions constituting gross negligence or gross misconduct in the performance of any aspect of his or her lawful duties or responsibilities, which have or may be expected to have an adverse effect on the Company, its Subsidiaries or Affiliates. A Participant’s employment shall be deemed to have terminated for “Cause” if, on the date his or her employment terminates, facts and circumstances exist that would have justified a termination for Cause, to the extent that such facts and circumstances are discovered by the Company within three (3) months following such termination. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause for purposes of the Plan.
(j)   “Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) extraordinary dividend (whether in the form of cash, shares of Common Stock or other property), stock split or reverse stock split, (iii) combination or exchange of shares, (iv) other change in corporate structure or (v) payment of any other distribution, which, in any such case, the Administrator determines, in its sole discretion, affects the Common Stock such that an adjustment pursuant to Section 5 of the Plan is appropriate.
(k)   “Change in Control” means the occurrence of any of the following:
(i)   any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding voting securities (the “Outstanding Company Voting Securities”), excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below or any acquisition directly from the Company; or
(ii)   the following individuals cease for any reason to constitute at least a majority of the number of Directors then serving on the Board: individuals who, during any period of two (2) consecutive years, constitute the Board and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of Directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the two (2) year period or whose appointment, election or nomination for election was previously so approved or recommended; or

F-2

(iii)   the consummation of a merger or consolidation of the Company with any other entity, other than a merger or consolidation (A) that results in the Outstanding Company Voting Securities immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the Outstanding Company Voting Securities (or such surviving entity or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof) outstanding immediately after such merger or consolidation, and (B) immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the Board of the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or
(iv)   the consummation of a plan of complete liquidation or dissolution of the Company; or
(v)   the consummation of an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned directly or indirectly by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale, or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof. For each Award that constitutes “nonqualified deferred compensation” under Code Section 409A, a Change in Control (where applicable) shall be deemed to have occurred under the Plan with respect to such Award only if the event(s) constituting a “Change in Control” also constitutes a “change in control event” under Code Section 409A.
(l)   “Change in Control Price” shall have the meaning set forth in Section 12 of the Plan.
(m)   “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. Any reference to a section of the Code shall be deemed to include a reference to any regulations and administrative guidance promulgated thereunder.
(n)   “Committee” means any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and any other qualifications required by the applicable stock exchange on which the shares of Common Stock are traded. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Company’s Articles of Incorporation or Bylaws, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.
(o)   “Common Stock” means Class A Shares, $0.0001 par value per share, of the Company (and any stock or other securities into which such shares of common stock may be converted or into which they may be exchanged).
(p)   “Company” means Btab Ecommerce Holdings, Inc., a Delaware corporation (f/k/a IWAC Holding Company Inc. (or any successor corporation, except as the term “Company” is used in the definition of “Change in Control” above).
(q)   “Consultant” means any individual consultant or independent contractor of the Company or an Affiliate thereof, in each case, who is not an Employee, Executive Officer or Non-Employee Director.
(r)   “Director” means any individual who is a member of the Board on or after the Effective Date.
(s)   “Disability” means, with respect to any Participant who is an Employee, a permanent and total disability as defined in Code Section 22(e)(3).

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(t)   “Effective Date” shall have the meaning set forth in Section 22 of the Plan.
(u)   “Eligible Director” means a person who is (i) with respect to actions intended to obtain an exemption from Section 16(b) of the Exchange Act pursuant to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; and (ii) with respect to actions undertaken to comply with the rules of the New York Stock Exchange, the Nasdaq Stock Market or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, an “independent director” under the rules of the New York Stock Exchange, the Nasdaq Stock Market or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or a person meeting any similar requirement under any successor rule or regulation.
(v)   “Eligible Recipient” means: (i) an Employee; (ii) a Non-Employee Director; or (iii) a Consultant, in each case, who has been selected as an eligible recipient under the Plan by the Administrator.
(w)   “Employee” shall mean any employee of the Company or an Affiliate thereof, as described in Treasury Regulation Section 1.421-1(h), including an Executive Officer or Director who is also treated as an employee.
(x)   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(y)   “Executive Officer” means each Participant who is an executive officer (within the meaning of Rule 3b-7 under the Exchange Act) of the Company.
(z)   “Exercise Price” means, with respect to any Award under which the holder may purchase shares of Common Stock, the price per share at which a holder of such Award granted hereunder may purchase shares of Common Stock issuable upon exercise of such Award, as determined by the Administrator in accordance with Code Section 409A, as applicable.
(aa)   “Fair Market Value” as of a particular date shall mean: (i) if the shares of Common Stock are listed on any established stock exchange or a national market system, including, without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported, the closing price on the last trading date immediately preceding such date) as quoted on such exchange or system on the day of determination; (ii) if the shares of Common Stock are not then listed on a national securities exchange, the average of the highest reported bid and lowest reported asked prices for a share of Common Stock as reported by the National Association of Securities Dealers, Inc. Automated Quotations System for the last preceding date on which there was a sale of such stock in such market; or (iii) whether or not the shares of Common Stock are then listed on a national securities exchange or traded in an over-the-counter market or the value of such shares is not otherwise determinable, such value as determined by the Administrator in good faith and in a manner not inconsistent with Code Sections 409A or 422, as applicable.
(bb)   “Free Standing Rights” shall have the meaning set forth in Section 8(a) of the Plan.
(cc)   “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.
(dd)   “Non-Employee Director” means a Director who is not an Employee.
(ee)   “Nonqualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
(ff)   “Outstanding Common Stock” means the then-outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of Options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock.
(gg)   “Option” means an option to purchase shares of Common Stock granted pursuant to Section 7 of the Plan.

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(hh)   “Other Cash-Based Award” means a cash Award granted to a Participant under Section 11 of the Plan, including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.
(ii)   “Other Share-Based Award” means a right or other interest granted to a Participant under the Plan that is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including, but not limited to, unrestricted shares of Common Stock or dividend equivalents, each of which may be subject to the attainment of Performance Goals or a period of continued employment or other terms or conditions as permitted under the Plan.
(jj)   “Participant” means an Eligible Recipient who holds an outstanding Award under the Plan, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be, solely with respect to any Awards outstanding at the date of the Eligible Recipient’s death.
(kk)   “Performance-Based Award” means any Award granted under the Plan that is subject to one or more Performance Goals. Any dividends or dividend equivalents payable or credited to a Participant with respect to any unvested Performance-Based Award shall be subject to the same Performance Goals as the shares of Common Stock or units underlying the Performance-Based Award.
(ll)   “Performance Goals” means performance goals based on performance criteria selected by the Administrator, which performance criteria may include, but are not limited to, any of the following: (i) earnings before interest and taxes; (ii) earnings before interest, taxes, depreciation and amortization; (iii) net operating profit after tax; (iv) cash flow; (v) revenue; (vi) net revenues; (vii) sales; (viii) days sales outstanding; (ix) income; (x) net income; (xi) operating income; (xii) net operating income; (xiii) operating margin; (xiv) earnings; (xv) earnings per share; (xvi) return on equity; (xvii) return on investment; (xviii) return on capital; (xix) return on assets; (xx) return on net assets; (xxi) total shareholder return; (xxii) economic profit; (xxiii) market share; (xxiv) appreciation in the fair market value, book value or other measure of value of the shares of Common Stock; (xxv) expense or cost control; (xxvi) working capital; (xxvii) customer satisfaction; (xxviii) employee retention or employee turnover; (xxix) employee satisfaction or engagement; (xxx) environmental, health or other safety goals; (xxxi) individual performance; (xxxii) strategic objective milestones; (xxxiii) any other criteria specified by the Administrator in its sole discretion; and (xxxiv) any combination of, or a specified increase or decrease in, as applicable, any of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company or an Affiliate thereof, or a division or strategic business unit of the Company or Affiliate thereof, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Administrator in its sole discretion. The Performance Goals may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur). At the time a Performance-Based Award is granted, the Administrator may specify any reasonable definition of the Performance Goals it uses. Such definitions may provide for equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or an Affiliate thereof or the financial statements of the Company or an Affiliate thereof, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be unusual in nature, infrequent in occurrence or unusual in nature and infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of the Company or an Affiliate or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render the Performance Goals unsuitable, the Administrator may modify such Performance Goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Administrator may determine that the Performance Goals or performance period are no longer appropriate and may (x) adjust, change or eliminate the Performance Goals or the applicable performance period as it deems appropriate to

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make such goals and period comparable to the initial goals and period, or (y) make a cash payment to the Participant in an amount determined by the Administrator.
(mm)   “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, however, a Person shall not include (i) for purposes of determining whether a Change in Control has occurred only, the Company or any of its Subsidiaries; (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (iii) an underwriter temporarily holding securities pursuant to an offering of such securities; or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.
(nn)   “Plan” means this Btab Ecommerce Holdings, Inc. 2025 Omnibus Incentive Plan, as amended and/or amended and restated from time to time.
(oo)   “Related Rights” shall have the meaning set forth in Section 8(a) of the Plan.
(pp)   “Restricted Shares” means an Award of shares of Common Stock granted pursuant to Section 9 of the Plan subject to certain restrictions and/or vesting requirements that lapse at the end of a specified period or periods.
(qq)   “Restricted Stock Unit” means an Award consisting of an unfunded, unsecured right granted to a Participant, as described in Section 10 of the Plan, that is (i) valued solely by reference to Fair Market Value of shares of Common Stock, (ii) subject to any restrictions specified in the Award Agreement, and (iii) payable in cash or in shares of Common Stock (as specified in the Award Agreement).
(rr)   “Restricted Period” means the period of time determined by the Administrator during which an Award or a portion thereof is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.
(ss)   “Rule 16b-3” shall have the meaning set forth in Section 3(a) of the Plan.
(tt)   “Securities Act” means the Securities Act of 1933, as amended from time to time.
(uu)   “Stock Appreciation Right” means the right pursuant to an Award granted under Section 8 of the Plan to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the shares of Common Stock covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.
(x)   “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than fifty percent (50%) of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person. An entity shall be deemed a Subsidiary of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained. Notwithstanding the foregoing, in the case of an Incentive Stock Option or any determination relating to an Incentive Stock Option, “Subsidiary” means a corporation that is a subsidiary of the Company within the meaning of Code Section 424(f).
(ww)   “Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation, or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.
Section 3.   Administration.
(a)   The Plan shall be administered by the Administrator in accordance with the requirements of Rule 16b-3 under the Exchange Act (“Rule 16b-3”), to the extent applicable.

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(b)   Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:
(i)   to select those Eligible Recipients who shall be Participants;
(ii)   to determine whether and to what extent Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units, Other Share-Based Awards, Other Cash-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;
(iii)   to determine the number of shares of Common Stock to be made subject to each Award;
(iv)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder, including, but not limited to, (A) the restrictions applicable to Awards and the conditions under which restrictions applicable to such Awards shall lapse, (B) the Performance Goals and performance periods applicable to Awards, if any, (C) the Exercise Price of each Award, (D) the vesting schedule applicable to each Award, (E) any confidentiality or restrictive covenant provisions applicable to the Award, and (F) subject to the requirements of Code Section 409A (to the extent applicable), any amendments to or waivers of the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the vesting schedule of such Awards;
(v)   to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all Award Agreements evidencing Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units or Other Share-Based Awards, Other Cash-Based Awards or any combination of the foregoing granted hereunder;
(vi)   to determine Fair Market Value;
(vii)   to approve forms of Award Agreements for use with the Plan;
(viii)   to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s employment for purposes of Awards granted under the Plan;
(ix)   to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;
(x)   to reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan, any Award Agreement or other instrument or agreement relating to the Plan or an Award granted under the Plan;
(xi)   to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan; and
(xii)   to exercise all powers and authorities either specifically granted under the Plan or necessary or advisable in the administration of the Plan.
(c)   Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Administrator may allocate all or any portion of its responsibilities and powers to any one (1) or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one (1) or more officers of the Company, the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of, or which is allocated to, the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to Directors or other persons who are subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an Award to such Director or other person. Notwithstanding the foregoing in this Section 3(c), it is intended that any action

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under the Plan intended to qualify for the exemptions provided by Rule 16b-3 will be taken only by the Board or by a committee or subcommittee of two (2) or more Eligible Directors. However, the fact that any member of such committee or subcommittee shall fail to qualify as an Eligible Director shall not invalidate any action that is otherwise valid under the Plan.
(d)   All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all parties, including the Company and the Participants. No member of the Board or the Committee, or any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company and of any Subsidiary thereof acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.
Section 4.   Shares Reserved for Issuance Under the Plan and Limitations on Awards.
(a)   Subject to adjustment in accordance with Section 5 of the Plan, the Administrator is authorized to deliver with respect to Awards granted under the Plan an aggregate of twenty percent (20%) of the Outstanding Common Stock as of the Effective Date; provided, that the total number of shares of Common Stock that will be reserved, and that may be issued, under the Plan will automatically increase on the first trading day of each calendar year, beginning with calendar year 2026, by a number of shares of Common Stock equal to three percent (3%) of the total number of Outstanding Common Stock on the last day of the prior calendar year. Notwithstanding the foregoing, (i) the maximum number of shares of Common Stock reserved for issuance under the Plan that may be issued as Incentive Stock Options shall be [     ], and (ii) the Administrator may act prior to January 1 of a given year to provide that there will be no such increase in the share reserve for that year or that the increase in the share reserve for such year will be a lesser number of shares of Common Stock than provided herein.
(b)   Notwithstanding anything herein to the contrary, the maximum number of shares of Common Stock subject to Awards granted during any fiscal year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the fiscal year with respect to such Director’s service as a Non-Employee Director, shall not exceed $[750,000], increased to $[1,000,000] in the fiscal year of his or her initial services as a Non-Employee Director (calculating the value of any such Awards based on the grant date Fair Market Value of such Awards for financial reporting purposes).
(c)   Shares of Common Stock issued under the Plan may, in whole or in part, be authorized but unissued shares of Common Stock or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. Any shares of Common Stock subject to an Award under the Plan that, after the Effective Date, are forfeited, canceled, settled or otherwise terminated without a distribution of shares of Common Stock to a Participant will thereafter be deemed to be available for Awards. In applying the immediately preceding sentence, if (i) shares of Common Stock otherwise issuable or issued in respect of, or as part of, any Award are withheld to cover taxes or any applicable Exercise Price, such shares shall be treated as having been issued under the Plan and shall not be available for issuance under the Plan, and (ii) any share-settled Stock Appreciation Rights or Options are exercised, the aggregate number of shares of Common Stock subject to such Stock Appreciation Rights or Options shall be deemed issued under the Plan and shall not be available for issuance under the Plan. In addition, shares of Common Stock (x) tendered to exercise outstanding Options or other Awards, (y) withheld to cover applicable taxes on any Awards or (z) repurchased on the open market using Exercise Price proceeds shall not be available for issuance under the Plan. For the avoidance of doubt, (A) shares of Common Stock underlying Awards that are subject to the achievement of performance goals shall be counted against the share reserve based on the target value of such Awards unless and until such time as such Awards become vested and settled in shares of Common Stock, and (B) Awards that, pursuant to their terms, may be settled only in cash shall not count against the share reserve set forth in Section 4(a).
(d)   Substitute Awards shall not reduce the shares of Common Stock authorized for grant under the Plan; provided however, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as incentive stock options shall be counted against the Incentive Stock Option limit in Section 7(b). In the event that an entity acquired by the Company or any Affiliate

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or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by such entity’s equityholders (if such approval is required) and not adopted in contemplation of such acquisition or combination, the equity securities available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common equity of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Common Stock authorized for grant under the Plan; provided, that Awards using such available shares of Common Stock shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.
(e)   In the event that the Company or an Affiliate thereof consummates a transaction described in Treasury Regulation Section 1.424-1(a)(3), individuals who become Employees or Directors on account of such transaction may be granted Substitute Awards due to assumption of or in substitution for awards granted by their former employer, and any such Substitute Awards that are Options or Stock Appreciation Rights may be granted with an Exercise Price less than the Fair Market Value of a share of Common Stock on the grant date thereof; provided, however, that the Exercise Price of, the number of shares of Common Stock subject to, and other terms and conditions of Substitute Awards that are Options or Stock Appreciation Rights shall be determined in accordance with the applicable provisions of Code Sections 409A and 424.
Section 5.   Equitable Adjustments.
In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made, in each case, as may be determined by the Administrator, in its sole discretion, in (a) the aggregate number of shares of Common Stock reserved for issuance under the Plan, (b) the kind, number and Exercise Price subject to outstanding Options and Stock Appreciation Rights granted under the Plan; provided, however, that any such substitution or adjustment with respect to Options and Stock Appreciation Rights shall occur in accordance with the requirements of Code Section 409A, and (c) the kind, number and purchase price of shares of Common Stock subject to outstanding Restricted Shares or Other Share-Based Awards granted under the Plan, in each case as may be determined by the Administrator, in its sole discretion; provided, however, that any fractional shares of Common Stock resulting from the adjustment shall be eliminated for no consideration. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding Award granted hereunder (i) in exchange for payment in cash or other property having an aggregate Fair Market Value of the shares of Common Stock covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any, and (ii) with respect to any Awards for which the Exercise Price or purchase price per share of Common Stock is greater than or equal to the then current Fair Market Value per share of Common Stock, for no consideration. Notwithstanding anything contained in the Plan to the contrary, any adjustment with respect to an Incentive Stock Option due to an adjustment or substitution described in this Section 5 shall comply with the rules of Code Section 424(a), and in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be disqualified as an incentive stock option for purposes of Code Section 422. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.
Section 6.   Eligibility.
The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among Eligible Recipients.

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Section 7.   Options.
(a)   General.   The Administrator may, in its sole discretion, grant Options to Participants. Solely with respect to Participants who are Employees, the Administrator may grant Incentive Stock Options, Nonqualified Stock Options or a combination of both. With respect to all other Participants, the Administrator may grant only Nonqualified Stock Options. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, which Award Agreement shall specify whether the Option is an Incentive Stock Option or a Nonqualified Stock Option and shall set forth, among other things, the Exercise Price of the Option, the term of the Option, and provisions regarding vesting and exercisability of the Option granted thereunder. The provisions of each Award Agreement that grants Options need not be the same with respect to each Participant, and such Award Agreement to individual Participants need not be the same in subsequent years (if granted at all). More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement. The prospective recipient of an Option shall not have any rights with respect to such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.
(b)   Limits on Incentive Stock Options.   If the Administrator grants Incentive Stock Options, then to the extent that the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and of any parent corporation (within the meaning of Code Section 424(e) and of any Subsidiary) exceeds $100,000, such Options will be treated as Nonqualified Stock Options to the extent required by Code Section 422. Each Participant who exercises an Incentive Stock Option must notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any shares of Common Stock received pursuant to the exercise of Incentive Stock Options. A “Disqualifying Disposition” is any disposition (including any sale) of such shares of Common Stock before the later of (i) two years after the date the Participant was granted the Incentive Stock Option, or (ii) one year after the date the Participant acquired the shares of Common Stock by exercising the Incentive Stock Option.
(c)   Exercise Price.   The Exercise Price of shares of Common Stock purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant; provided, however, that (i) in no event shall the Exercise Price of an Option be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant, and (ii) no Incentive Stock Option granted to an Employee who, at the time such Incentive Stock Option is granted, owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of any parent corporation (within the meaning of Code Section 424(e)) or of any Subsidiary shall have an Exercise Price less than one-hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on such date.
(d)   Option Term.   The maximum term of each Option shall be fixed by the Administrator, but in no event shall (i) an Option be exercisable more than five (5) years after the date such Option is granted, and (ii) an Incentive Stock Option granted to an Employee who, at the time such Incentive Stock Option is granted, owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of any parent corporation (within the meaning of Code Section 424(e)) or of any Subsidiary be exercisable more than five (5) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate. Notwithstanding any contrary provision in this Plan (including, without limitation, Section 7(h)), if, on the date an outstanding Nonqualified Stock Option would expire, the exercise of such Option, including by a “net exercise” or “cashless” exercise, would violate applicable law, the expiration date applicable to such Option will be tolled, except to the extent such tolling would violate Code Section 409A, to a date that is thirty (30) calendar days after the date the exercise of such Option would no longer violate applicable securities laws.

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(e)   Exercisability.   Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of pre-established Performance Goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a share.
(f)   Method of Exercise.   Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased, accompanied by payment in full of the aggregate Exercise Price of the shares of Common Stock so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of shares of Common Stock otherwise issuable upon exercise), (ii) in the form of unrestricted shares of Common Stock already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the shares of Common Stock as to which such Option shall be exercised, (iii) by check acceptable to the Company on in cash, (iv) any other form of consideration approved by the Administrator and permitted by applicable law, or (v) any combination of the foregoing. In determining which methods a Participant may utilize to pay the Exercise Price, the Administrator may consider such factors as it determines are appropriate; provided, however, that with respect to Incentive Stock Options, all such discretionary determinations shall be made by the Administrator at the time of grant and specified in the Award Agreement.
(g)   Termination of Employment or Service.   Unless the applicable Award Agreement provides otherwise, in the event that the employment or service of a Participant with the Company and all Affiliates thereof shall terminate, the following terms and conditions shall apply:
(i)   In the event of the termination of a Participant’s employment or service by the Company without Cause or due to a resignation by the Participant for any reason, (A) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is ninety (90) days after such termination (with such period being extended to one (1) year after the date of such termination in the event of the Participant’s death during such ninety (90) day period), on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.
(ii)   In the event of the termination of a Participant’s employment or service as a result of the Participant’s Disability or death, (A) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is one (1) year after such termination, on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.
(iii)   In the event of the termination of a Participant’s employment or service for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.
(iv)   For purposes of determining which Options are exercisable upon termination of employment or service for purposes of this Section 7(h), Options that are not exercisable solely due to a blackout period shall be considered exercisable.

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(v)   Notwithstanding anything herein to the contrary, an Incentive Stock Option may not be exercised more than three (3) months following the date as of which a Participant ceases to be an Employee for any reason other than death or Disability. In the event that an Incentive Stock Option is exercisable following the date that is three (3) months following the date as of which a Participant ceases to be an Employee for any reason other than death or Disability, such Option shall be deemed to be a Nonqualified Stock Option.
(h)   Other Change in Employment Status.   An Option may be affected, with regard to vesting schedule, exercisability, termination, and other terms and conditions, by leaves of absence, changes from full-time to part-time employment, partial disability or other changes in the employment status or service of a Participant, as evidenced in a Participant’s Award Agreement.
(i)   Change in Control.   Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Options shall be subject to Section 12 of the Plan.
Section 8.   Stock Appreciation Rights.
(a)   General.   Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Any Related Right that relates to a Nonqualified Stock Option may be granted at the same time the Option is granted or at any time thereafter, but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made, the number of shares of Common Stock to be awarded, the Exercise Price, and all other terms and conditions of the Stock Appreciation Rights. Notwithstanding the foregoing, (i) no Related Right may be granted for more shares of Common Stock than are subject to the Option to which it relates and (ii) each Stock Appreciation Right must be granted with an Exercise Price not less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant. The provisions of each Award Agreement that grants Stock Appreciation Rights need not be the same with respect to each Participant, and such Award Agreement to individual Participants need not be the same in subsequent years (if granted at all). Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.
(b)   Awards.   The prospective recipient of a Stock Appreciation Right shall not have any rights with respect to such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.
(c)   Exercisability.
(i)   Stock Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.
(ii)   Stock Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 above and this Section 8 of the Plan.
(d)   Payment Upon Exercise.
(i)   Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of shares of Common Stock, determined using the Fair Market Value, equal in value to the product of (A) the excess of the Fair Market Value per share of Common Stock as of the date of Exercise Price specified in the Free Standing Right, multiplied by (B) the number of shares of Common Stock in respect of which the Free Standing Right is being exercised.

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(ii)   A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of shares of Common Stock, determined using the Fair Market Value, equal in value to the product of (A) the excess of the Fair Market Value per share of Common Stock as of the date of exercise over the Exercise Price specified in the related Option, multiplied by (B) the number of shares of Common Stock in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.
(iii)   Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Stock Appreciation Right in shares of Common Stock, cash, or any combination of shares of Common Stock and cash.
(e)   Termination of Employment or Service.
(i)   Subject to Section 8(f), in the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Free Standing Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.
(ii)   Subject to Section 8(f), in the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Related Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.
(f)   Term.
(i)   The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.
(ii)   The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.
(g)   Change in Control.   Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Stock Appreciation Rights shall be subject to Section 12 of the Plan.
Section 9.   Restricted Shares.
(a)   General.   Each Award of Restricted Shares granted under the Plan shall be evidenced by an Award Agreement. Restricted Shares may be issued either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Restricted Shares shall be made; the number of shares of Common Stock to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares; the Restricted Period, if any, applicable to the Restricted Shares; the Performance Goals (if any) applicable to Restricted Shares; and all other terms and conditions of the Restricted Shares. If the restrictions, Performance Goals and/or terms and conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Shares in accordance with the terms of the grant. The terms and conditions applicable to each Award Agreement that grants Restricted Shares need not be the same with respect to each Participant, and such Award Agreement to individual Participants need not be the same in subsequent years (if granted at all).
(b)   Awards and Certificates.   The prospective recipient of Restricted Shares shall not have any rights with respect to any such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided in herein, (i) each Participant who is granted an Award of Restricted Shares may, in the Company’s sole discretion, be issued a stock certificate in respect of such Restricted Shares; and (ii) any such certificate so issued shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such

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Award. The Company may require that the stock certificates, if any, evidencing Restricted Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Shares, the Participant shall have delivered a stock power, endorsed in blank, relating to the shares of Common Stock covered by such Award. Notwithstanding anything in the Plan to the contrary, any Restricted Shares (whether before or after any vesting conditions have been satisfied) may, in the Company’s sole discretion, be issued in uncertificated form pursuant to the customary arrangements for issuing shares in such form.
(c)   Restrictions and Conditions.   The Restricted Shares granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or thereafter:
(i)   The Restricted Shares shall be subject to the restrictions on transferability set forth in the Award Agreement and in the Plan.
(ii)   The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain Performance Goals, the Participant’s termination of employment or service as Non-Employee Director or Consultant of the Company or an Affiliate thereof, or the Participant’s death or Disability.
(iii)   Subject to this Section 9(c)(iii), the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Shares during the Restricted Period. In the Administrator’s discretion and as provided in the applicable Award Agreement, a Participant may be entitled to dividends or dividend equivalents on an Award of Restricted Shares, which will be payable in accordance with the terms of such grant as determined by the Administrator in accordance with Section 19 of the Plan. Certificates for unrestricted shares of Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Shares, except as the Administrator, in its sole discretion, shall otherwise determine.
(iv)   The rights, if any, of Participants granted Restricted Shares upon termination of employment or of service as a Non-Employee Director or Consultant of the Company or an Affiliate thereof for any reason during the Restricted Period shall be set forth in the Award Agreement.
(d)   Change in Control.   Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Restricted Shares shall be subject to Section 12 of the Plan.
Section 10.   Restricted Stock Units.
(a)   General.   Restricted Stock Units may be issued either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Restricted Stock Units shall be made; the number of Restricted Stock Units to be awarded; the Restricted Period, if any, applicable to Restricted Stock Units; the Performance Goals (if any) applicable to Restricted Stock Units; and all other terms and conditions of the Restricted Stock Units. If the restrictions, Performance Goals and/or terms and conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Stock Units in accordance with the terms of the grant. The terms and conditions applicable to each Award Agreement that grants Restricted Stock Units need not be the same with respect to each Participant, and such Award Agreement to individual Participants need not be the same in subsequent years (if granted at all).
(b)   Award Agreement.   The prospective recipient of Restricted Stock Units shall not have any rights with respect to any such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.

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(c)   Restrictions and Conditions.   The Restricted Stock Units granted pursuant to this Section 10 shall be subject to the following restrictions and terms and conditions and any additional restrictions or terms and conditions as determined by the Administrator at the time of grant or, subject to Code Section 409A, thereafter:
(i)   The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain Performance Goals, the Participant’s termination of employment or service as a Non-Employee Director or Consultant of the Company or an Affiliate thereof, or the Participant’s death or Disability.
(ii)   Participants holding Restricted Stock Units shall have no voting rights or other rights as a stockholder with respect to the shares of Common Stock underlying such Award. A Restricted Stock Unit may, at the Administrator’s discretion, carry with it a right to dividend equivalents, subject to Section 19 of the Plan. Any such right to dividend equivalents would entitle the holder to be credited with an amount equal to all cash dividends paid on one share of Common Stock while the Restricted Stock Unit is outstanding. The Administrator, in its discretion, may grant dividend equivalents from the date of grant, only after a Restricted Stock Unit is vested, or otherwise.
(iii)   The rights, if any, of Participants granted Restricted Stock Units upon termination of employment or of service as a Non-Employee Director or Consultant of the Company or an Affiliate thereof for any reason during the Restricted Period shall be set forth in the Award Agreement.
(d)   Settlement of Restricted Stock Units.   Settlement of vested Restricted Stock Units shall be made to Participants in the form of shares of Common Stock, unless the Administrator, in its sole discretion, provides for the payment of the Restricted Stock Units in cash (or partly in cash and partly in shares of Common Stock) equal to the value of the shares of Common Stock that would otherwise be distributed to the Participant.
(e)   Change in Control.   Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Restricted Stock Units shall be subject to Section 12 of the Plan.
Section 11.   Other Share-Based or Cash-Based Awards.
(a)   The Administrator is authorized to grant Awards to Participants in the form of Other Share-Based Awards or Other Cash-Based Awards, as deemed by the Administrator to be consistent with the purposes of the Plan and as evidenced by an Award Agreement. The Administrator shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, at the date of grant or thereafter, including any Performance Goals and performance periods. Shares of Common Stock or other securities or property delivered pursuant to an Award in the nature of a purchase right granted under this Section 11 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, shares of Common Stock, other Awards, notes or other property, as the Administrator shall determine, subject to any required corporate action.
(b)   The prospective recipient of an Other Share-Based Award or Other Cash-Based Award shall not have any rights with respect to such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.
(c)   Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Other Share-Based Awards and Other Cash-Based Awards shall be subject to Section 12 of the Plan.
Section 12.   Change in Control.
Unless the Administrator provides otherwise in the applicable Award Agreement or in another applicable agreement between the Company or an applicable Affiliate and the Participant, and subject to Section 5, in the event of a Change in Control, the Company may provide for: (i) the continuation of any

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Award by the Company, if the Company is the surviving corporation; (ii) the assumption of any Award by the surviving entity or its parent or subsidiary; (iii) the substitution by the surviving entity or its parent or subsidiary of equivalent awards for any Award, provided, however, that any such substitution with respect to Options and Stock Appreciation Rights shall occur in accordance with the requirements of Code Sections 409A or 424, as applicable; or (iv) settlement of any Award on a per share basis for the Change in Control Price (less, to the extent applicable, the Exercise Price), or, if the Exercise Price equals or exceeds the Change in Control Price, such Award shall terminate and be canceled without consideration. To the extent that Restricted Shares, Restricted Stock Units or other Awards settle in shares of Common Stock in accordance with their terms upon a Change in Control, such shares of Common Stock shall be entitled to receive as a result of the Change in Control transaction the same consideration as the shares of Common Stock held by stockholders of the Company as a result of the Change in Control transaction. For purposes of this Section 12, “Change in Control Price” shall mean (A) the price per share of Common Stock paid to stockholders of the Company in the Change in Control transaction, or (B) in the case of a Change in Control occurring solely by reason of events not related to a transfer of shares of Common Stock, the Fair Market Value of a share of Common Stock upon a Change in Control, as determined by the Administrator. To the extent that the consideration paid in any such Change in Control transaction consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in good faith by the Administrator.
Section 13.   Amendment and Termination.
(a)   The Board or the Committee may amend, alter or terminate the Plan, but no amendment, alteration, or termination shall be made that would materially and adversely alter or impair the rights of a Participant under any Award theretofore granted without such Participant’s prior written consent.
(b)   Notwithstanding the foregoing, (i) approval of the Company’s stockholders shall be obtained for any amendment that would require such approval in order to satisfy the requirements of Code Section 422, if applicable, any rules of the stock exchange on which the shares of Common Stock are traded or other applicable law, and (ii) without stockholder approval to the extent required by the rules of any applicable national securities exchange or inter-dealer quotation system on which the shares of Common Stock are listed or quoted, except as otherwise permitted under Section 5 of the Plan, (A) no amendment or modification may reduce the Exercise Price of any Option or Stock Appreciation Right, (B) the Administrator may not cancel any outstanding Option or Stock Appreciation Right and replace it with a new Option or Stock Appreciation Right, another Award or cash, and (C) the Administrator may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system.
(c)   Subject to the terms and conditions of the Plan and Code Sections 409A and 424, as applicable, the Administrator may modify, extend or renew outstanding Awards under the Plan, or accept the surrender of outstanding Awards (to the extent not already exercised) and grant new Awards in substitution of them (to the extent not already exercised).
(d)   No alteration, modification or termination of an Award will, without the prior written consent of the Participant, adversely alter or impair any rights or obligations under any Award already granted under the Plan, provided that, notwithstanding anything in this Plan or an Award Agreement to the contrary, the Administrator may amend an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of correcting errors occurring in connection with the grant, operation or documentation of an Award, including rescinding an Award erroneously granted, including, but not limited to, an Award erroneously granted to an individual who is not eligible to receive on an Award on the date of grant of the Award. By accepting an Award under the Plan, each Participant agrees to any amendment made pursuant to this Section 13(d) to any Award Agreement under the Plan without further consideration or action.
Section 14.   Unfunded Status of Plan.
The Plan is intended to constitute an “unfunded” plan for incentive compensation. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan. With respect to any payments

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not yet made or shares of Common Stock not yet transferred to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.
Section 15.   Rights as Stockholder.
No individual shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Award until the date of record issuance of such shares of Common Stock in the books of the Company or the issuance of a stock certificate with respect to such shares. Except for adjustments provided in Section 5, no adjustment to any Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.
Section 16.   Deferrals of Payment.
To the extent permitted by applicable law, including Code Section 409A, the Administrator, in its sole discretion, may determine that the delivery of shares of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award, shall be deferred. The Administrator may also, in its sole discretion, establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of any such consideration, including any applicable election procedures, the timing of such elections, the mechanisms for payments of amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.
Section 17.   Withholding Taxes.
Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for federal, state and/or local tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind, domestic or foreign, required by law or regulation to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award granted hereunder, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever shares of Common Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related federal, state or local taxes to be withheld and applied to the tax obligations. With the approval of the Administrator, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery of shares of Common Stock or by delivering already owned unrestricted shares of Common Stock, in each case, having a value equal to the amount required to be withheld or other greater amount not exceeding the maximum statutory rate required to be collected on the transaction under applicable law, as applicable to the Participant, if such other greater amount would not, as determined by the Administrator, result in adverse financial accounting treatment (including in connection with the effectiveness of FASB Accounting Standards Update 2016-09). Such shares of Common Stock shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such an election may be made with respect to all or any portion of the shares of Common Stock to be delivered pursuant to an Award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Option or other Award.
Section 18.   Certain Forfeitures.
The Administrator may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to the applicable vesting conditions of an Award. Such events may include, without limitation, breach of any non-competition, non- solicitation, confidentiality, or other restrictive covenants that are contained in an Award Agreement or that are otherwise applicable to

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the Participant, a termination of the Participant’s employment for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and its Subsidiaries and/or its Affiliates.
Section 19.   Dividends; Dividend Equivalents.
Notwithstanding anything in this Plan to the contrary, to the extent that an Award contains a right to receive dividends or dividend equivalents while such Award remains unvested, such dividends or dividend equivalents will be accumulated and paid only after and to the extent that the underlying Award vests.
Section 20.   Non-United States Employees.
Without amending the Plan, the Administrator may grant Awards to Eligible Recipients residing in non-United States jurisdictions on such terms and conditions different from those specified in the Plan, including the terms of any award agreement or plan, adopted by the Company or any Subsidiary thereof to comply with, or take advantage of favorable tax or other treatment available under, the laws of any non-United States jurisdiction, as may in the judgment of the Administrator be necessary or desirable to foster and promote achievement of the purposes of the Plan and, in furtherance of such purposes the Administrator may make such modifications, amendments, procedures, sub-plans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.
Section 21.   Transfer of Awards.
No purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator, and other than by will or by the laws of descent and distribution. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such shares of Common Stock. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal disability, by the Participant’s guardian or legal representative. Under no circumstances will a Participant be permitted to transfer an Option or Stock Appreciation Right to a third-party financial institution without prior stockholder approval. Notwithstanding the foregoing, an Incentive Stock Option is transferrable by the Participant to whom it was granted only by will or the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by such Participant.
Section 22.   No Employment Rights; No Right to Award.
The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or an Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or an Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time for any reason or no reason. No party shall have any claim or right to receive an Award under the Plan. The Administrator’s granting of an Award to a Participant at any time shall neither require the Administrator to grant any other Award to such Participant or other party at any time nor preclude the Administrator from making subsequent grants to such Participant or other party. There is no requirement for uniformity of treatment among Participants.
Section 23.   Effective Date.
The Plan will be effective as of the date of consummation of the transactions contemplated by the Business Combination Agreement so long as the Plan has been approved by the Company’s stockholders. The Plan will be unlimited in duration and, in the event of Plan termination, will remain in effect as long as

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any shares of Common Stock awarded under it are outstanding and not fully vested; provided, however, that no Awards will be made under the Plan on or after the tenth anniversary of the Effective Date; provided further, that in no event may an Incentive Stock Option be granted more than ten years after the earlier of (a) the date of the adoption of the Plan by the Board or (b) the Effective Date.
Section 24.   Code Section 409A.
The intent of the parties is that payments and benefits under the Plan be either exempt from Code Section 409A or comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and be administered consistent with such intent. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Code Section 409A shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required in order to avoid accelerated taxation and/or tax penalties and other liabilities under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided upon a “separation from service” to a Participant who is a “specified employee” shall be paid on the first business day after the date that is six (6) months following the Participant’s separation from service (or upon the Participant’s death, if earlier), provided that if such amounts are payable in installments, then all installments otherwise payable during such six-month period shall be accumulated and paid on such first business day thereafter and all remaining installment payments shall be paid according to their original schedule. In addition, for purposes of the Plan, each amount, including each installment in a series of installment payments, to be paid or benefit to be provided to the Participant pursuant to the Plan shall be construed as a separate identified payment for purposes of Code Section 409A. Nothing contained in the Plan or an Award Agreement shall be construed as a guarantee of any particular tax effect with respect to an Award. The Company does not guarantee that any Awards provided under the Plan will be exempt from or in compliance with the provisions of Code Section 409A, and in no event will the Company be liable for any or all portion of any taxes, penalties, interest or other expenses or liabilities that may be incurred by a Participant (or any party claiming through on or behalf of such Participant) on account of any Award being subject to, but not in compliance with, Code Section 409A.
Section 25.   Notification of Election under Code Section 83(b).
If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days after filing notice of the election with the Internal Revenue Service and shall promptly provide a copy of such filing notice to the Company.
Section 26.   Compliance with Laws.
(a)   The obligation of the Company to settle Awards in shares of Common Stock or other consideration shall be subject to (i) all applicable laws, rules, and regulations, (ii) such approvals as may be required by governmental agencies or the applicable national securities exchange on which the shares of Common Stock may be admitted, and (iii) policies maintained by the Company from time to time in order to comply with applicable laws, rules, regulations and corporate governance requirements, including, without limitation, with respect to insider trading restrictions. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless and until such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel (if the Company has requested such an opinion), satisfactory to the Company, that such shares of Common Stock may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Administrator shall have the authority to provide that all shares of Common Stock or other securities of the Company issued under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities

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exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted and any other applicable federal, state, local or non-U.S. laws, rules, regulations and other requirements, and the Administrator may cause a legend or legends to be put on certificates representing shares of Common Stock or other securities of the Company issued under the Plan to make appropriate reference to such restrictions or may cause such shares of Common Stock or other securities of the Company issued under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it, in its sole discretion, deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.
(b)   The Administrator may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of shares of Common Stock to the Participant, the Participant’s acquisition of shares of Common Stock from the Company and/or the Participant’s sale of shares of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Administrator determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall, subject to any limitations or reductions as may be necessary to comply with Code Section 409A, (i) pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares of Common Stock would have been vested or issued, as applicable), over (B) the aggregate Exercise Price (in the case of an Option or Stock Appreciation Right) or any amount payable as a condition of issuance of shares of Common Stock (in the case of any other Award), and such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof, or (ii) in the case of Restricted Shares, Restricted Stock Units or Other Share-Based Awards, provide the Participant with a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Restricted Shares, Restricted Stock Units or Other Share-Based Awards, or the underlying shares of Common Stock in respect thereof.
Section 27.   Paperless Administration.
In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.
Section 28.   Clawback/Recovery.
The Plan and all Awards issued hereunder shall be subject to any compensation recovery and/or recoupment policy adopted by the Company to comply with applicable law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or to comport with good corporate governance practices, as such policies may be amended from time to time. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or a Subsidiary.
Section 29.   Governing Law.
The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law of such state.
Section 30.   Severability.
If any provision of this Plan, any Award Agreement or any other agreement entered into in connection with an Award shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction. In addition, if any particular provision contained in this Plan, any Award Agreement or any other agreement entered into in connection with an

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Award shall for any reason be held to be excessively broad as to duration, geographic scope, activity or subject, it shall be construed by limiting and reducing such provision as to such characteristic so that the provision is enforceable to fullest extent compatible with applicable law.
Section 31.   Captions and Titles.
The use of captions and titles in this Plan or any Award Agreement or any other agreement entered into in connection with an Award is for the convenience of reference only and shall not affect the meaning or interpretation of any provision of this Plan or such agreement.
Section 32.   Plan Document Controls.
In the event of any inconsistency or conflict between the Plan and an Award Agreement, the terms and conditions of the Plan shall control.

F-21

Annex G
August 12, 2024
Board of Directors
Integrated Wellness Acquisition Corp
1441 Broadway FL.6
New York, NY 10018
c/o Mr. Suren Ajjarapu
CEO
Dear Mr. Ajjarapu:
We understand that the Amended and Restated Business Combination Agreement (the “Business Combination Agreement”) dated August [12], 2024 shall be entered into by and among Integrated Wellness Acquisition Corp (“Purchaser”), a NYSE publicly-traded special purpose acquisition company, trading under the ticker symbol “WEL,” IWAC Holding Company Inc., a Delaware corporation and wholly owned subsidiary of Purchaser (“Pubco”), IWAC Purchaser Merger Sub II Inc., a Delaware corporation and wholly owned subsidiary of Pubco (“Purchaser Merger Sub”), IWAC Company Merger Sub Inc., a Georgia corporation and a wholly-owned subsidiary of Pubco (“Company Merger Sub” and together with Purchaser Merger Sub, the “Merger Subs”), Btab Ecommerce Group, Inc., a Georgia corporation (“Btab” or the “Company”) and Binson Lau, for certain limited purposes. Purchaser, Purchaser Merger Sub, Company Merger Sub and the Company shall be referred to herein from time to time individually as a “Party” and collectively as the “Parties”. We understand that the Business Combination Agreement amends and restates that certain Business Combination Agreement, dated May 30, 2024, by and among Purchaser, the Company and certain other parties thereto (the “Original Business Combination Agreement”).
We understand that Purchaser is a blank check company incorporated as a Cayman Islands exempted company on July 7, 2021 for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses. Prior to the date of the Business Combination Agreement, Purchaser formed Pubco as its wholly owned subsidiary, and Pubco formed each of Purchaser Merger Sub and Company Merger Sub as its wholly owned subsidiaries. Pubco will become the publicly listed company upon the consummation of the business combination and the other transactions contemplated by the Business Combination Agreement (collectively, the “Transaction”).
We understand that the Company operates as an e-commerce business in Australia, Hong Kong, China, India, the United Kingdom, and the United States. The Company was formerly known as American Seniors Association Holding Group, Inc. and changed its name to Btab Ecommerce Group, Inc. in June 2023. The Company was founded in 1997 and is currently based in New York, New York.
We understand that Purchaser directly owns one hundred percent of the equity interests of Pubco, and in turn, Pubco owns one hundred of the equity interests of each of Purchaser Merger Sub and Company Merger Sub, each of which was formed for the sole purpose of the applicable Merger.
We understand that Purchaser was incorporated in the Cayman Islands, and on the Closing Date, prior to the time at which the Effective Time occurs, Purchaser shall transfer by way of continuation from the Cayman Islands to Delaware and domesticate as a Delaware corporation in accordance with Section 388 of the General Corporation Law of the State of Delaware (the “DGCL”) and Part XII of the Cayman Islands Companies Act (as amended) (the “Cayman Islands Act”) (the “Domestication”), on the terms and subject to the conditions set forth in the Business Combination Agreement.

We understand that, on the Closing Date, following the Domestication, a) Purchaser Merger Sub will merge with and into Purchaser (the “Purchaser Merger”), with Purchaser as the surviving company in the Purchaser Merger and, as a result of the Purchaser Merger, Purchaser will become a wholly owned Subsidiary of Pubco with security holders of Purchaser receiving securities of Pubco with terms substantially equivalent to the terms of the Purchaser Securities, and b) Company Merger Sub will merge with and into the Company (the “Company Merger” and together with the Purchaser Merger, the “Mergers”), with the Company as the surviving company in the Company Merger and, as a result of the Company Merger, the Company will become a wholly owned Subsidiary of Pubco and each Company Share will be automatically converted as of the Effective Time into the right to receive Pubco Shares.
We understand that for purposes of the Business Combination Agreement, “Equity Value”, refers to the pre-money equity value of the Company and means $250,000,000.
We understand that for purposes of the Business Combination Agreement: a) “Pubco Class A Common Shares means shares of Class A common stock, par value $0.0001 per share of Pubco; b) “Pubco Class V Common Shares” means shares of Class V common stock, par value $0.0001 per share of Pubco; and, c) “Pubco Common Shares” means, collectively, the Pubco Class A Common Shares and the Pubco Class V Common Shares. Each Pubco Class V Common Share shall entitle the holder to have 1,000 votes per share.
We understand that for purposes of the Business Combination Agreement: a) “Purchaser Class A Ordinary Shares” means, prior to the Domestication, Class A ordinary shares, par value $0.0001 per share, of Purchaser; b) “Purchaser Class B Ordinary Shares” means, prior to the Domestication, Purchaser’s Class B ordinary shares, par value $0.0001 per share; and c) “Purchaser Common Shares” means, from and after the consummation of the Domestication, shares of voting common stock, par value $0.0001 per share, of Purchaser.
We understand that for purposes of the Business Combination Agreement, “Transaction Share Consideration” means an aggregate number of Pubco Common Shares equal to the Equity Value divided by $10.00 (corresponding to 25,000,000 Pubco Common Shares, which shares shall consist of 24,900,000 Pubco Class A Common Shares and 100,000 Pubco Class V Common Shares).
We understand that on the terms and subject to the conditions set forth in the Business Combination Agreement, the following transactions, among others, shall occur and in the following order:
a)
Domestication. At least one day prior to the Closing Date prior to, Purchaser shall cause the Domestication to occur in accordance with Section 388 of the DGCL and Part XII of the Cayman Islands Act.

b)
Purchaser Merger:

i.
Following the consummation of the Domestication, on the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the DGCL, on the Closing Date at the effective time of the Purchaser Merger (the “Purchaser Merger Effective Time”), Purchaser Merger Sub shall merge with and into Purchaser. Following the Purchaser Merger, the separate existence of the Purchaser Merger Sub shall cease and Purchaser shall continue as the surviving company in the Purchaser Merger and a wholly owned Subsidiary of Pubco.

ii.
At the Purchaser Merger Effective Time, every issued and outstanding Purchaser Unit shall be automatically detached and the holder thereof shall be deemed to hold one Purchaser Class A Share and one half (1/2) of one (1) Purchaser Warrant in accordance with the terms of the applicable Purchaser Unit, which underlying Purchaser Securities shall be converted in accordance with the applicable terms of the Business Combination Agreement.

iii.
At the Purchaser Merger Effective Time, each issued and outstanding Purchaser Share (except those shares held as treasury stock) shall be converted automatically into and thereafter represent the right to receive one Pubco Class A Common Share, following which, all Purchaser Shares shall cease to be outstanding and shall automatically be canceled and shall cease to exist.

c)
Company Merger:

i.
On the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the Georgia Business Corporation Code (“GBCC”), on the Closing Date promptly following the Purchaser Merger at the effective time of the Company Merger (the “Company Merger Effective Time”), Company Merger Sub shall merge with and into the Company. Following the Company Merger, the separate existence of Company Merger Sub shall cease and the Company shall continue its existence under the GBCC as the surviving company in the Company Merger and a wholly owned Subsidiary of Pubco.

ii.
At the Company Merger Effective Time, by virtue of the Company Merger and without any action on the part of any Party or any other Person, (A) each Company Class A Common Share issued and outstanding as of immediately prior to the Company Merger Effective Time, shall be automatically canceled and extinguished and converted into the right to receive a number of Pubco Class A Common Shares equal to its pro rata Share of 24,900,000 Pubco Common Shares, and (B) each of the 100,000 Company Class V Shares (which are super voting shares of the Company) issued and outstanding as of immediately prior to the Company Merger Effective Time, shall be automatically canceled and extinguished and converted into the right to receive Pubco Class V Shares on a one-for one basis.

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have reviewed:
1)
the Amended and Restated Business Combination Agreement, dated August [12], 2024 (“Business Combination Agreement”) by and among Integrated Wellness Acquisition Corp., IWAC Holding Company Inc., IWAC Purchaser Merger Sub II Inc., IWAC Company Merger Sub Inc., BTAB Ecommerce Group, Inc., and Binson Lau (for limited purposes).

2)
the Letter of Intent (“Proposal”) by and between WEL and Btab Ecommerce Group, Inc. entered into on February 10, 2024.

3)
the Business Combination Agreement, dated May 30, 2024 (“Original Business Combination Agreement”), by and among WEL, the Company and the other parties thereto;

4)
the Articles of Association of WEL, dated July 7, 2021;

5)
the Certificate of Incorporation of WEL, dated July 7, 2021;

6)
the Memorandum of Association of WEL, dated July 7, 2021;

7)
the Form S-1 Registration Statement for WEL, dated September 2, 2021;

8)
the Form S-1 Registration Statement for WEL, dated November 3, 2021;

9)
the Form 10-Q for WEL, for the quarter ended September 30, 2023;

10)
the Form 10-K for WEL, for the fiscal year ended December 31, 2023, filed March 31, 2023;

11)
searched for companies similar to the Company in various business transaction and stock market databases including CapitalIQ, BV Resources and Yahoo Finance;

12)
reviewed the Btab Ecommerce Financial Model 04.04.2024.pdf; and,

13)
constructed a financial model with various approaches and methodologies to determine a range of enterprise value for the Company.

We have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or publicly available, and do not assume any responsibility with respect to such data, material, and other information. We have relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or this Opinion, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading.
We have relied upon and assumed, without independent verification, that (a) the representations and warranties of the Parties to the Business Combination Agreement and all other related documents and instruments that are referred to therein are true and correct, (b) each Party to the Business Combination Agreement and other related documents and instruments will fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Business Combination Agreement will be satisfied without waiver thereof, and (d) the Transaction will be consummated in a timely manner in accordance with the terms described in the Business Combination Agreement and other related documents and instruments. We have relied upon and assumed, without independent verification, that (i) the Transaction will be consummated in a manner that complies in all respects with all applicable federal and state statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Transaction will be obtained and that no delay, limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would have an effect on the Transaction or the Company that would be material to our analyses or this Opinion.
Furthermore, in connection with this Opinion, we have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties, or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of the Company or any other Party, nor were we provided with any such appraisal or evaluation. We have undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company is or may be a party or are or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company is or may be a party or is or may be subject.
TMG has not in the past provided financial consulting services to either of the Parties. TMG has not acted as financial advisor to Purchaser or the Company in connection with this Opinion and has not participated in any of the negotiations leading to the Business Combination Agreement. We will receive a fee for rendering this Opinion, which is not contingent upon the successful completion of the Transaction. We have not been requested to, and did not, solicit indications of interest from, third parties with respect to the Business Combination Agreement, the securities, assets, business or operations of the Company or any other party. We have not been requested to, and did not, advise Purchaser or any other party with respect to alternatives to the Transaction. This Opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this Opinion, or otherwise comment on or consider events occurring or coming to our attention after the date hereof.
This Opinion is directed only to the Board of Directors of Purchaser and addresses only the fairness of the proposed Transaction from a financial point of view. This Opinion is furnished for the use of the Purchaser’s Board of Directors (in its capacity as such) in connection with its evaluation of the Business Combination Agreement and the Transaction and may not be used for any other purpose without our prior written consent. This Opinion is not intended to be, and does not constitute, a recommendation to the Board of Directors of the Company, any security holder or any other party as to how to act or vote with respect to any matter relating to, or whether to tender shares in connection with, the Business Combination Agreement or otherwise. The Opinion is based on TMG’s analyses, which contain estimates and valuation ranges that are not necessarily indicative of actual values or predictive of future results or values.
This Opinion shall be used only by the Board of Directors of Purchaser in evaluating the Transaction. It is not to be used, circulated, quoted or otherwise referred to (either in its entirety or through excepts or summaries) for any other purposes, provided that (1) it may be filed with or referred to in any registration statement, proxy statement or any other document filed with the Securities and Exchange Commission, as long as it is included in full and you have received TMG’s prior written consent with respect to all of the references to it and/or the opinion included in any such registration statement, proxy statement or any other document filed with the Securities and Exchange Commission or (2) it is to be introduced into evidence or referred to in any litigation pertaining to matters relating to the Business Combination Agreement and covered in the Opinion; provided further, however, that notwithstanding the foregoing, (a) the Board of Directors of Purchaser shall provide, upon request, a copy of the Opinion or a summary of it (and TMG shall have the right to review and approve any such summary, such approval not be unreasonably withheld, conditioned or delayed) to (i) the Board of Directors of Purchaser and (ii) any shareholders as determined from time to time by the Board.
Purchaser will give TMG written notice at least three business days in advance of such use in any litigation or it (or the summary) being provided to any shareholder. The Opinion will be provided to the Board of Directors of Purchaser for its evaluation and analysis of the Business Combination Agreement at or prior to the time that Purchaser will execute definitive merger documents, and TMG is not required to update our Opinion as of a later date, anything to the contrary contained herein notwithstanding.
The material in this Opinion may not be reprinted in whole or in part without the prior express written consent of TMG. The Board of Directors of Purchaser alone contracted for and are the intended beneficiary of this Opinion. This Opinion may not be relied upon by any other person or entity without TMG’s prior express written consent. Any use which any third party makes of the Opinion, or any reliance on it, or decision to be made based upon it, are the responsibilities of that party. This Opinion is subject to the attached Statement of Assumptions and Limited Conditions.
We have not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Purchaser Board, the Board of Directors of the Company, its security holders or any of the other Parties to proceed with or effect the Transaction, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Business Combination Agreement or otherwise, (iii) the fairness of any portion or aspect of the Business Combination Agreement to the holders of any class of securities, creditors or other constituencies of Purchaser (other than the public shareholders), the Company, or to any other party, except if and only to the extent expressly set forth in the last sentence of this Opinion, (iv) the fairness of any portion or aspect of the Transaction to any one class or group of Purchaser’s, the Company’s, or any other party’s security holders or other constituents vis-à-vis any other class or group of acquiror’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration amongst or within such classes or groups of security holders or other constituents), (v) whether or not the Company, its security holders or any other party is receiving or paying reasonably equivalent value in the Business Combination Agreement, (vi) the solvency, creditworthiness or fair value of the Company or any other participant in the Business Combination Agreement, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, or (vii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Business Combination Agreement, any class of such persons or any other party. Furthermore, no opinion, counsel or interpretation is intended in matters that require legal, regulatory, accounting, tax or other similar professional advice. It is assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources.

Conclusion
Based upon and subject to the foregoing, and in reliance thereon, it is our opinion that, as of the date hereof, the Equity Value of the Company of $250,000,000, is fair to the public shareholders of Integrated Wellness Acquisition Corp from a financial point of view.
Respectfully submitted,

THE MENTOR GROUP, INC.

Statement of Limiting Factors and Assumptions
The analyses and opinions concluded by The Mentor Group, Inc. (hereinafter referred to as “TMG”) and set forth in this Opinion are subject to the following assumptions and limiting conditions:
We have no present or contemplated material interest in the business or assets that are the subject of this Opinion. We have no personal interest or bias with respect to the subject matter of this Opinion or the parties involved. In accordance with recognized professional ethics, the professional fee for this service is not contingent upon TMG’s conclusion of value, and neither TMG nor any of its employees has a present or intended financial interest in the Sellers.
To the best of our knowledge and belief, the statements of fact contained in this Opinion, upon which the analyses, opinions, and conclusions expressed herein are based, are true and correct.
The fee for this engagement is not contingent upon the values reported. The opinion of value expressed herein is valid only for the stated purpose and only as of the date of the Opinion.
No investigation of legal fee or title to the business or its assets has been made and the ownership claim to the business and its assets is assumed valid. No consideration has been given to liens or encumbrances which may be in place against the business or assets, except as specifically stated in this Opinion.
The Mentor Group, Inc. is not specifically identified as a tax advisor under IRS Circular 230. Under these standards, written advice may not be relied upon for the purpose of avoiding accuracy-related penalties or reportable transaction understatement penalties, unless the advice satisfies a variety of requirements. Nothing contained in any written product issued by TMG has been prepared, nor may be relied upon, for the purpose of avoiding tax penalties that may be imposed.
This letter and the conclusions arrived at herein are for the exclusive use of the Board of Directors of Integrated Wellness Acquisition Corp. (“Client”). Furthermore, the letter and conclusions are not intended by the author, and should not be construed by the reader, to be investment advice in any manner whatsoever. The conclusions reached herein represent the considered opinion of TMG based upon information furnished to it by the Client and other sources. The extent to which the conclusions and valuations arrived at herein should be relied upon, they should be governed and weighted accordingly.
All value conclusions are presented as the considered opinion of TMG based on the facts noted within this Opinion. We assume no responsibility for changes in values or market conditions. The value conclusions derived were for the specific purpose set forth herein and may be invalid if used for any other purpose. This is not a solvency opinion and may not be used out of the context as presented herein nor used to solicit potential buyers. Client agrees to preserve the confidential format and content of our Opinions. Our Opinions and the TMG name are not to be used in whole or in part outside your organization, without our prior written approval, except for review by your auditors, legal counsel, advisors, financial institution (if the purpose of our appraisal is financing), and by representatives of taxing authorities. We will likewise preserve the confidential nature of information received from you, or developed during this engagement, in accordance with our established professional standards. Client agrees that TMG does not, either by entering into this contract or by performing the services rendered, assume, abrogate or undertake to discharge any duty of Client to any other person. Unless otherwise stated in writing, TMG may reference the work performed for Client in general public announcements.
All financial statements and other pertinent data relating to the income and expense attributed to the Company have been provided either by management or its representatives and accepted without further verification, except as may be noted in the Opinion. Therefore, to the extent that such information may be found at a later date to have been inaccurate or misrepresented, we cannot accept liability for the consequences such inaccuracy or misrepresentation may have on our value conclusion or the use of our conclusion in actions taken by our client.
While we accept as correct the information furnished to us by others, no guarantee is expressed or implied herein for the validity of such information, whether in written or oral form. We accept as correct the information furnished us by others. Providers of the information warrant the following:
1.
The above referenced information does not contain any untrue statements of material fact, or omit a material fact which makes the information misleading;

2.
The financial statements and other financial information provided to TMG fairly present in all material respects the financial condition, results of operations and cash flow of the Company; and

3.
TMG was made aware of all known factors which could significantly affect an independent third-party financial analysis of the Company.

In addition, we assume that the information supplied by management and others represented a good faith effort to describe the business or assets of the Company. We further assume that, unless indicated otherwise, there is no intention of selling control of or liquidating any material asset other than in the normal and ordinary course of business.
Neither all nor any part of the contents of this Opinion shall be conveyed to the public through advertising, public relations, news, sales, or other media, without the written consent and approval of TMG.
We assume that the terms of any leases currently in effect will not be altered by any lessor contending that the new financial structure triggers a material change in the financial condition of the Company, unless and to the extent that these assertions are specifically disclosed. We assume there are no hidden or unexpected conditions of either the real or personal property utilized by the business enterprise which would materially and adversely affect value.
We express no opinion as to: a) the tax consequences of the Transaction which may result; b) the effect of the tax consequences of any net value received or to be received as a result of the Transaction; and, c) the possible impact on the market price resulting from any need to effect the Transaction to pay taxes; and, d) the viability or legality of the Transaction for which our valuation may be utilized.
No opinion is expressed for matters that require legal or specialized expertise, investigation, or knowledge beyond that customarily employed by appraisers. Therefore, this Opinion does not address issues of law, engineering, code conformance, toxic contamination or discharge, the potential presence of hazardous substances, etc., unless specifically identified in the body of the Opinion.
Unless express written notice of noncompliance is delivered and brought to the attention of TMG, we assume that the Company is in compliance with all laws and regulations of any government or agency significant and relevant to its operations.
TMG has no responsibility to update the opinions stated herein for events and circumstances occurring after the date of this letter. Any additional consultation, attendance during any hearings or depositions, testimony, or additional research required in reference to the present engagement beyond the opinions expressed herein, as of the date of this letter, are subject to specific written arrangements between the parties.
The analyses and market value estimate may, in part, be based on estimates and assumptions which are inherently subject to uncertainty and variation, depending on evolving events. However, some assumptions inevitably will not materialize, and unanticipated events and circumstances may occur; therefore, actual results achieved during the period covered by our analyses may vary from our estimates, and the variations may be material.
This Opinion may contain prospective financial estimates or opinions that represent TMG’s expectations at a particular point in time, but such information, estimates or opinions are not offered as predictions or as assurances that a particular level of income or profit will be achieved, that events will occur, or that a particular price will be offered or accepted.
Any value estimates provided in the Opinion apply to the overall business enterprise, and any proration of the total into fractional interests will invalidate the value estimate, unless such proration or division of interests has been set forth in the Opinion.
No consideration has been given in this appraisal to the underlying market value of the real and personal property, such as furniture, fixtures, machinery and equipment located on the premises, unless otherwise identified in this Opinion.
TMG assumes no responsibility for economic or physical factors which may affect the opinions herein stated which may occur at some date after the date of this Opinion. Forecasts of future events which influence the valuation process are predicated on the continuation of historical and current trends in the market, as identified in the Opinion.
TMG reserves the right to make such adjustments to the analyses, opinions and conclusions set forth in this Opinion as may be required by consideration of additional data or more reliable data that may become available.
We assume no responsibility for any financial reporting judgements which are appropriately those of management. Management accepts the responsibility for any related financial reporting with respect to the assets or properties encompassed by this appraisal.
All appraisal services, pursuant to this Opinion, shall be deemed to be contracted for and rendered in the county of TMG office contracted to perform the services, and any arbitration or judicial proceedings shall take place in that county.
With regard to any intangible assets (patents, trademarks, service marks, trade names, copyrights, trade secrets, etc.), either valued separately and distinctly from the business or which may contribute to the value of the business enterprise but not be separately valued as a part of this valuation engagement, TMG expresses no opinion regarding nor shall it have any responsibility in connection with, any of the following matters:
a.
verifying the ownership of the property;

b.
determining whether the owner of such property has granted to other parties any licenses, options or security interests therein, or made any commitment to license or assign rights in such property; or whether such property has liens or other encumbrances against it;

c.
the validity or enforceability of any patent, copyright registration or trademark (or service mark) registration;

d.
whether property identified as a trade secret is, in fact, a legally enforceable trade secret, and the scope of protection afforded;

e.
the scope of patent claims; that is, the range and types of products or processes covered by any patent;

f.
whether the inventor(s) identified in any patent is(are) the true inventor(s), and whether all inventors have been named;

g.
the scope of rights in trademarks, service marks or trade names;

h.
the correct authorship of any copyrighted works;

I.
whether there has been litigation relating to such intangible assets and the results of any adjudication or settlement of such litigation, particularly with respect to issues of validity, enforceability and scope of protection afforded.

TMG has not been involved in the financial planning, the structuring of the ownership entity(s), and/or the tax and accounting issues related to any Federal Gift and/or Estate Tax Planning Strategy. Furthermore, we have provided no legal advice and we take no responsibility for the legal interpretation of Georgia, or the Laws of any other state impacting the entity(s) valued herein. In addition, if any adjustments have been made for the lack of control or the lack of marketability in the appraisal, then that segment of our analysis is not in compliance with the Uniform Standards of Professional Appraisal Practice (“USPAP”), in that USPAP does not specifically reference any methodology for valuing minority interests in Partnerships, Corporations, LLCs, etc. or undivided fractional interests held directly in real estate.
The liability of TMG and its employees and associates is limited to the Client only and to the amount of the fee actually received by TMG. There is no accountability, obligation, or liability to any third party. If the Opinion or any part thereof is disseminated to anyone other than the Client, the Client shall make such party or parties aware of all limiting conditions and assumptions affecting the appraisal assignment.
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Integrated Wellness Corp. Valuation of Btab Ecommerce Group, Inc. Guideline Company Consensus Estimate Multiples As of February 10, 2024	Schedule 5 Page 1 of 1 ($million)
Company Name	Enterprise Value	Revenue					EBITDA					EBIT
		CY2024	CY2025	CY2026	CY2027	CY2028	CY2024	CY2025	CY2026	CY2027	CY2028	CY2024	CY2025	CY2026	CY2027	CY2028
MercadoLibre, Inc.	$87,843.9	4.96x	4.08x	3.35x	2.74x	2.49x	26.32x	20.33x	16.26x	13.98x	11.91x	32.36x	24.28x	18.57x	15.52x	13.06x
Coupang, Inc.	23,746.5	0.83x	0.72x	0.63x			20.16x	12.98x	9.05x			32.88x	18.44x	11.57x
Jumia Technologies AG	188.6	0.99x	0.80x	0.89x
Etsy, Inc.	10,763.2	3.79x	3.50x	3.22x	2.99x	2.63x	13.81x	12.55x	11.36x	9.72x	8.39x	26.67x	22.00x	18.72x	15.39x	12.41x
Revolve Group, Inc.	959.7	0.87x	0.80x	0.70x	0.56x	0.45x	19.19x	13.66x	9.19x	6.02x	4.89x	26.01x	17.02x	11.68x	6.90x	5.42x
Chewy, Inc.	7,104.7	0.61x	0.57x	0.53x	0.52x	0.48x	15.91x	13.11x	10.43x	8.94x	7.62x		106.84x	46.98x	42.04x	29.24x
PDD Holdings Inc.	144,275.3	2.78x	2.21x	1.82x	1.76x	1.59x	10.55x	8.23x	6.16x			11.25x	8.20x	6.41x	7.12x	5.70x
Wayfair Inc.	8,935.8	0.75x	0.70x	0.65x	0.61x	0.58x	15.45x	12.37x	9.91x	8.31x	7.61x	58.60x	33.47x	19.99x	14.16x
Global-E Online Ltd.	6,682.0	8.89x	6.82x	4.82x	4.02x		51.25x	35.29x	23.33x	19.17x			139.13x	52.21x	52.22x	33.96x
Beyond, Inc.	834.1	0.44x	0.35x	0.28x				19.22x	7.60x					15.84x
Maximum		8.90x	6.80x	4.80x	4.00x	2.60x	51.20x	35.30x	23.30x	19.20x	11.90x	58.60x	139.10x	52.20x	52.20x	34.00x
Third Quartile		3.50x	3.20x	2.90x	2.90x	2.30x	21.70x	19.20x	11.40x	12.90x	8.40x	32.70x	51.80x	20.00x	28.80x	25.20x
Average		2.50x	2.10x	1.70x	1.90x	1.40x	21.60x	16.40x	11.50x	11.00x	8.10x	31.30x	46.20x	22.40x	21.90x	16.60x
Median		0.90x	0.80x	0.80x	1.80x	1.10x	17.60x	13.10x	9.90x	9.30x	7.60x	29.50x	23.10x	18.60x	15.40x	12.70x
First Quartile		0.80x	0.70x	0.60x	0.60x	0.50x	15.00x	12.60x	9.10x	8.50x	7.60x	26.20x	18.10x	11.70x	10.60x	7.40x
Minimum		0.40x	0.30x	0.30x	0.50x	0.50x	10.60x	8.20x	6.20x	6.00x	4.90x	11.20x	8.20x	6.40x	6.90x	5.40x
Coefficient of Variance		109.0%	101.0%	92.0%	74.0%	73.0%	60.0%	49.0%	46.0%	43.0%	31.0%	50.0%	105.0%	72.0%	81.0%	73.0%

Notes to Schedule
(1)
See Schedule 11.

Integrated Wellness Corp. Valuation of Btab Ecommerce Group, Inc. Guideline Company Consensus Estimate Multiples As of February 10, 2024	Schedule 6 Page 1 of 1 ($million)
Company Name	Forecast Revenue					Forecast EBITDA					Forecast EBIT
	CY2024	CY2025	CY2026	CY2027	CY2028	CY2024	CY2025	CY2026	CY2027	CY2028	CY2024	CY2025	CY2026	CY2027	CY2028
MercadoLibre, Inc.	$17,724.0	$21,545.0	$26,185.5	$32,117.0	$35,248.5	$3,337.0	$4,321.2	$5,402.4	$6,283.0	$7,378.5	$2,715.0	$3,618.5	$4,730.5	$5,660.5	$6,726.0
Coupang, Inc.	28,729.1	33,172.7	37,828.4			1,177.8	1,829.1	2,622.5			722.2	1,288.0	2,052.2
Jumia Technologies AG	189.6	235.3	211.2			(28.2)	(22.3)	(0.4)			(35.5)	(31.4)	(6.3)
Etsy, Inc.	2,841.6	3,072.1	3,347.5	3,600.0	4,090.3	779.1	857.3	947.1	1,107.3	1,283.2	403.5	489.2	574.9	699.3	867.4
Revolve Group, Inc.	1,097.0	1,194.9	1,376.5	1,703.5	2,132.0	50.0	70.3	104.5	159.5	196.1	36.9	56.4	82.2	139.0	177.0
Chewy, Inc.	11,705.5	12,369.6	13,427.4	13,739.0	14,680.0	446.6	542.1	681.0	794.7	932.1	(2.3)	66.5	151.2	169.0	243.0
PDD Holdings Inc.	51,883.8	65,298.1	79,266.1	82,140.9	90,631.1	13,672.7	17,535.8	23,434.0			12,830.0	17,604.7	22,508.6	20,253.9	25,317.3
Wayfair Inc.	11,941.9	12,739.4	13,741.3	14,642.0	15,370.5	578.4	722.4	901.5	1,075.0	1,174.8	152.5	267.0	447.0	631.1	0.0
Global-E Online Ltd.	751.4	980.3	1,387.5	1,663.9		130.4	189.4	286.4	348.5	0.0	(96.9)	48.0	128.0	128.0	196.8
Beyond, Inc.	1,911.0	2,409.1	3,011.5			(47.8)	43.4	109.8			(94.6)	(7.5)	52.7
	Forecast Revenue Growth				Forecast EBITDA Growth				Forecast EBIT Growth
MercadoLibre, Inc.	21.6%	21.5%	22.7%	9.8%	29.5%	25.0%	16.3%	17.4%	33.3%	30.7%	19.7%	18.8%
Coupang, Inc.	15.5%	14.0%			55.3%	43.4%			78.3%	59.3%
Jumia Technologies AG	24.1%	-10.2%			20.7%	98.2%			11.6%	80.0%
Etsy, Inc.	8.1%	9.0%	7.5%	13.6%	10.0%	10.5%	16.9%	15.9%	21.2%	17.5%	21.6%	24.0%
Revolve Group, Inc.	8.9%	15.2%	23.8%	25.2%	40.5%	48.7%	52.6%	23.0%	52.8%	45.7%	69.2%	27.3%
Chewy, Inc.	5.7%	8.6%	2.3%	6.8%	21.4%	25.6%	16.7%	17.3%	2991.3%	127.4%	11.8%	43.8%
PDD Holdings Inc.	25.9%	21.4%	3.6%	10.3%	28.3%	33.6%			37.2%	27.9%	-10.0%	25.0%
Wayfair Inc.	6.7%	7.9%	6.6%	5.0%	24.9%	24.8%	19.2%	9.3%	75.1%	67.4%	41.2%
Global-E Online Ltd.	30.5%	41.5%	19.9%		45.2%	51.2%	21.7%		149.6%	166.5%	0.0%	53.7%
Beyond, Inc.	26.1%	25.0%			190.8%	152.9%			92.1%	806.7%
Median	18.5%	14.6%	7.5%	10.0%	28.9%	38.5%	18.1%	17.3%	64.0%	63.4%	19.7%	26.2%
Mean	17.3%	15.4%	12.3%	11.8%	46.7%	51.4%	23.9%	16.6%	354.3%	142.9%	21.9%	32.1%

	Forecast CAGR
	CY2024 — CY2027 CAGR	CY2024 — CY2028 CAGR	CY2024 — CY2027 CAGR	CY2024 — CY2028 CAGR	CY2024 — CY2027 CAGR	CY2024 — CY2028 CAGR
MercadoLibre, Inc.	21.9%	18.8%	23.5%	21.9%	27.8%	25.5%
Coupang, Inc.
Jumia Technologies AG
Etsy, Inc.	8.2%	9.5%	12.4%	13.3%	20.1%	21.1%
Revolve Group, Inc.	15.8%	18.1%	47.2%	40.7%	55.6%	48.0%
Chewy, Inc.	5.5%	5.8%	21.2%	20.2%	320.7%	221.4%
PDD Holdings Inc.	16.5%	15.0%			16.4%	18.5%
Wayfair Inc.	7.0%	6.5%	23.0%	19.4%	60.5%
Global-E Online Ltd.	30.3%		38.8%		32.4%
Median	15.8%	12.2%	23.2%	20.2%	32.4%	25.5%
Mean	15.0%	12.3%	27.7%	23.1%	76.2%	66.9%

Notes to Schedule
Source: CapitalIQ

Integrated Wellness Corp.
Valuation of Btab Ecommerce Group, Inc. Guideline Public Multiples of Enterprise Value As of February 10, 2024	Schedule 7 Page 1 of 1 ($million)
Company Name	Stock Price On 02/10/2024	% of 52 Week High	Enterprise Value on February 10, 2024	Enterprise Value as a multiple of:(1)
				TTM Revenue	2023 Revenue	2022 Revenue	2021 Revenue	TTM EBITDA	2023 EBITDA	2022 EBITDA	2021 EBITDA	TTM EBIT	2023 EBIT	2022 EBIT	2021 EBIT
MercadoLibre, Inc.	$1,742.26	96.8%	$87,843.9	6.65x	8.34x	8.27x	15.56x	33.38x	55.11x	80.72x	224.72x	45.35x	83.98x	132.64x
Coupang, Inc.	14.46	72.3%	23,746.5	1.03x	1.15x	1.46x	3.24x	21.02x	41.77x			55.83x
Jumia Technologies AG	3.26	68.3%	188.6	0.91x	0.85x	0.57x	4.53x
Etsy, Inc.	78.09	54.6%	10,763.2	3.97x	4.19x	7.71x	11.38x	24.58x	23.49x	32.40x	42.83x	28.73x	27.65x	35.74x	46.12x
Revolve Group, Inc.	16.42	57.2%	959.7	0.90x	0.87x	1.83x	7.32x	18.73x	10.55x	14.21x	64.49x	25.15x	12.08x	15.49x	69.59x
Chewy, Inc.	17.40	35.1%	7,104.7	0.65x	0.70x	2.13x	3.02x	37.67x	34.25x		0.00x		127.43x
PDD Holdings Inc.	127.48	83.3%	144,275.3	5.30x	7.62x	6.76x	7.24x	21.48x	29.97x	69.25x		23.21x	32.90x	88.85x
Wayfair Inc.	52.42	57.8%	8,935.8	0.75x	0.73x	0.61x	1.20x			39.35x	25.49x				46.59x
Global-E Online Ltd.	42.09	92.1%	6,682.0	12.74x	16.34x	16.69x	40.87x	130.51x		194.96x
Beyond, Inc.	24.71	62.9%	834.1	0.53x	0.43x	0.21x	0.66x			3.98x	32.46x			4.61x	63.38x
Maximum	$1,742.30	96.8%	$144,275.3	12.74x	16.34x	16.69x	40.87x	130.51x	55.11x	194.96x	224.72x	55.83x	127.43x	132.64x	69.59x
Third Quartile	71.70	80.6%	20,500.7	4.97x	6.77x	7.47x	10.36x	35.52x	39.89x	74.98x	59.08x	45.35x	83.98x	88.85x	64.93x
Average	211.90	67.8%	29,133.4	3.34x	4.12x	4.62x	9.50x	41.05x	32.52x	62.12x	65.00x	35.65x	56.81x	55.46x	56.42x
Median	33.40	64.6%	8,020.2	0.97x	1.01x	1.98x	5.88x	24.58x	32.11x	39.35x	37.65x	28.73x	32.90x	35.74x	54.98x
First Quartile	16.70	57.3%	2,390.3	0.78x	0.76x	0.82x	3.08x	21.25x	25.11x	23.30x	27.23x	25.15x	27.65x	15.49x	46.47x
Minimum	3.30	35.1%	188.6	0.53x	0.43x	0.21x	0.66x	18.73x	10.55x	3.98x	0.00x	23.21x	12.08x	4.61x	46.12x
Harmonic Mean				1.16x	1.13x	0.96x	2.74x	27.74x	24.79x	17.08x		31.72x	29.57x	15.23x	54.57x
Coefficient of Valiance				119.0%	127.0%	114.0%	126.0%	98.0%	47.0%	104.0%	125.0%	40.0%	84.0%	97.0%	21.0%

Notes to Schedule
(1)
TTM = Trailing Twelve Months.
Enterprise Value = (Market Capitalization + Debt + Preferred Stock + Non-Controlling Interest) - (Cash & Equivalents) - (Net Non-Operating Assets) = MVEq - (Cash & Equivalents) - (Net Non-Operating Assets).
EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization.
EBIT = Earnings Before Interest and Taxes
Source: Capital IQ

Integrated Wellness Corp.
Valuation of Btab Ecommerce Group, Inc.	Schedule 8
Guideline Public Company Data — Financial Overview	Page 1 of 2
As of February 10, 2024	($million)
Company Name	Price On 02/10/2024	x	Shares Outstanding (Millions)	=	Market Value of Equity (MVEq)	+	Total Debt	+	Preferred Stock	+	Minority Interest	=	Market Value of Invested Capital (MVIC)
MercadoLibre, Inc.	$1,742.26		50.6		$88,087.9		$5,350.0		$0.0		$0.0		$93,437.9
Coupang, Inc.	14.46		1,787.8		25,851.4		2,787.0		—		15.0		28,653.4
Jumia Technologies AG	3.26		101.1		329.7		6.1		—		(0.5)		335.3
Etsy, Inc.	78.09		119.7		9,351.0		2,435.6		—		—		11,786.5
Revolve Group, Inc.	16.42		72.2		1,184.8		41.0		—		—		1,225.8
Chewy, Inc.	17.40		431.4		7,506.5		556.8		—		—		8,063.3
PDD Holdings Inc.	127.48		1,328.6		169,368.3		1,433.7		—		—		170,801.9
Wayfair Inc.	52.42		117.9		6,182.8		4,204.0		—		—		10,386.8
Global-E Online Ltd.	42.09		164.3		6,913.4		23.3		—		—		6,936.8
Beyond, Inc.	24.71		45.3		1,119.5		38.2		—		—		1,157.7
Btab Ecommerce Group, Inc.							$4.3		$0.0		$0.0
Maximum	$1,742.30		1,787.8		$169,368.3		$5,350.0		$0.0		$15.0		$170,801.9
Third Quartile	71.70		364.6		21,726.3		2,699.1		—		—		24,436.7
Average	211.90		421.9		31,589.5		1,687.6		—		1.4		33,278.5
Median	33.40		118.8		7,209.9		995.2		—		—		9,225.0
First Quartile	16.70		79.4		2,434.3		38.9		—		—		2,653.5
Minimum	3.30		45.3		329.7		6.1		—		(0.5)		335.3
Harmonic Mean					1,861.2								1,936.9
Coefficient of Variance					175%		115%						168%

Company Name	Trailing Twelve Month				Trailing Twelve Month Margins
	Revenue	EBITDA	EBIT	NI After Extr Items	EBITDA	EBIT	Net Income
MercadoLibre, Inc.	$14,473.0	$2,698.0	$2,174.0	$1,072.0	18.6%	15.0%	7.4%
Coupang, Inc.	24,383.0	748.0	473.0	1,360.0	3.1%	1.9%	5.6%
Jumia Technologies AG	186.4	(68.7)	(73.3)	(82.0)	(36.8)%	(39.3)%	(44.0)%
Etsy, Inc.	2,748.4	432.7	375.7	406.1	15.7%	13.7%	14.8%
Revolve Group, Inc.	1,068.7	27.5	22.4	23.3	2.6%	2.1%	2.2%
Chewy, Inc.	11,147.7	55.9	(23.6)	39.6	0.5%	(0.2)%	0.4%
PDD Holdings Inc.	34,923.5	8,591.7	8,278.0	8,466.0	24.6%	23.7%	24.2%
Wayfair Inc.	12,003.0	(596.0)	(734.0)	(759.0)	(5.0)%	(6.1)%	(6.3)%
Global-E Online Ltd.	569.9	47.8	(124.9)	(121.6)	8.4%	(21.9)%	(21.3)%
Beyond, Inc.	1,561.1	(106.4)	(118.1)	(141.5)	(6.8)%	(7.6)%	(9.1)%
Btab Ecommerce Group, Inc.	$9.1	$0.4	$0.4	$0.1	4.7%	4.5%	1.2%
Maximum	$34,923.50	$8,591.70	$8,278.00	$8,466.00	25.0%	24.0%	24.0%
Third Quartile	13,855.5	669.2	448.7	905.5	14.0%	11.0%	7.0%
Average	10,306.5	1,183.1	1,024.9	1,026.3	2.0%	(2.0)%	(3.0)%
Median	6,948.0	51.8	(0.6)	31.5	3.0%	1.0%	1.0%
First Quartile	1,191.8	(44.6)	(106.9)	(111.7)	(4.0)%	(7.0)%	(8.0)%
Minimum	186.4	(596.0)	(734.0)	(759.0)	(37.0)%	(39.0)%	(44.0)%
Harmonic Mean(1)	1,067.1	88.3	100.1	82.9	2.0%	4.0%	2.0%
Coefficient of Variance	114%	233%	260%	262%	859.0%	(923.0)%	(642.0)%

Integrated Wellness Corp.
Valuation of Btab Ecommerce Group, Inc. Guideline Public Company Data — Financial Ratio Comparison As of February 10, 2024	Schedule 8 Page 2 of 2
Company Name	1-Year Revenue Growth	3-Year Revenue CAGR	Current Ratio	NWC excl. cash as % of Revenue	NWC as % of Revenue	Debt / Total Capital	Debt / EBITDA
MercadoLibre, Inc.	37.4%	53.9%	1.3x	(4.0)%	37.7%	5.7%	198.3%
Coupang, Inc.	18.5%	26.8%	1.1x	(14.0)%	7.5%	9.7%	372.6%
Jumia Technologies AG	(8.3)%	5.4%	1.4x	(35.1)%	29.6%	1.8%	(8.8)%
Etsy, Inc.	7.1%	16.8%	2.2x	(10.2)%	31.7%	20.7%	562.8%
Revolve Group, Inc.	(3.0)%	22.6%	2.8x	9.4%	32.4%	3.3%	148.9%
Chewy, Inc.	10.2%	16.0%	1.0x	(10.0)%	0.2%	6.9%	996.6%
PDD Holdings Inc.	84.5%	56.5%	1.9x	(29.5)%	58.2%	0.8%	16.7%
Wayfair Inc.	(1.8)%	(5.3)%	0.8x	(11.9)%	(0.6)%	40.5%	(705.4)%
Global-E Online Ltd.	39.3%	61.1%	1.9x	(11.7)%	44.0%	0.3%	48.8%
Beyond, Inc.	(19.1)%	(14.5)%	1.5x	(11.7)%	7.7%	3.3%	(35.9)%
Btab Ecommerce Group, Inc.	NM	NM	2.4x	55.2%	58.7%	NA
Maximum	84.0%	61.0%	2.8x	9.0%	58.0%	40.0%	997.0%
Third Quartile	33.0%	47.0%	1.9x	(10.0)%	36.0%	9.0%	329.0%
Average	16.0%	24.0%	1.6x	(13.0)%	25.0%	9.0%	159.0%
Median	9.0%	20.0%	1.5x	(12.0)%	31.0%	5.0%	99.0%
First Quartile	(3.0)%	8.0%	1.2x	(14.0)%	8.0%	2.0%	(2.0)%
Minimum	(19.0)%	(14.0)%	0.8x	(35.0)%	(1.0)%	0.0%	(705.0)%
Harmonic Mean(1)	17.0%	18.0%	1.4x	9.0%	2.0%	2.0%	72.0%
Coefficient of Variance	190%	109%	38%	-95%	80%	139%	278%

Company Name	Total Asset Turnover	Fixed Asset Turnover	D&A as Percent of Revenue	CAPEX as Percent of Revenue	Cash as Percent of Revenue	Return on Assets	Return on Equity
MercadoLibre, Inc.	0.8x	6.7x	3.6%	3.5%	41.7%	7.4%	34.9%
Coupang, Inc.	1.8x	6.0x	1.1%	3.7%	21.5%	10.5%	33.3%
Jumia Technologies AG	1.0x	13.0x	5.3%	1.2%	64.7%	(42.0)%	(118.4)%
Etsy, Inc.	1.0x	9.4x	2.1%	0.5%	41.9%	15.6%	(74.7)%
Revolve Group, Inc.	1.8x	24.2x	0.5%	0.4%	23.0%	3.8%	6.1%
Chewy, Inc.	3.5x	11.2x	0.7%	1.3%	10.2%	1.3%	7.8%
PDD Holdings Inc.	0.7x	48.7x	0.0%	0.0%	87.7%	17.3%	32.1%
Wayfair Inc.	3.5x	7.7x	1.1%	1.2%	11.3%	(20.1)%	28.0%
Global-E Online Ltd.	0.5x	17.1x	30.3%	0.3%	55.7%	(10.1)%	(13.5)%
Beyond, Inc.	2.5x	50.3x	0.7%	1.2%	19.4%	(22.3)%	(39.4)%
Btab Ecommerce Group, Inc.	0.9x	NM	0.2%	0.0%	3.5%	NM	NM
Maximum	3.5x	50.3x	30.3%	3.7%	87.7%	17.3%	34.9%
Third Quartile	2.3x	22.4x	3.2%	1.3%	52.2%	9.8%	31.1%
Average	1.7x	19.4x	4.5%	1.3%	37.7%	(3.8)%	(10.4)%
Median	1.4x	12.1x	1.1%	1.2%	32.3%	2.6%	6.9%
First Quartile	0.9x	8.1x	0.7%	0.4%	19.9%	(17.6)%	(32.9)%
Minimum	0.5x	6.0x	0.0%	0.0%	10.2%	(42.0)%	(118.4)%
Harmonic Mean(1)	1.1x	11.6x	1.2%	0.8%	23.7%	4.4%	14.3%
Coefficient of Variance	65%	86%	204%	99%	68%	-507%	-502%

Notes to Schedule
(1)
The harmonic mean does not include any values which are negative.
Source: Capital lQ

Integrated Wellness Corp.
Valuation of Btab Ecommerce Group, Inc. Guideline Public Company Historical Revenue and Margin Growth As of February 10, 2024	Schedule 9 Page 1 of 1
	Revenue Growth (%)(1)					EBITDA Growth (%)(1)					EBIT Growth (%)(1)					EBITDA Margin (%)(1)				EBIT Margin (%)(1)
Company Name	3 Yr. CAGR	TTM	2023	2022	2021	3 Yr. CAGR	TTM	2023	2022	2021	3 Yr. CAGR	TTM	2023	2022	2021	TTM EBITDA	2023 EBITDA	2022 EBITDA	2021 EBITDA	TTM EBIT	2023 EBIT	2022 EBIT	2021 EBIT
MercadoLibre, Inc.	53.9%	9.5%	37.4%	49.1%	77.9%	126.2%	10.4%	86.2%	121.6%	180.7%	157.0%	12.5%	107.8%	132.4%	251.6%	18.6%	18.6%	13.8%	9.3%	15.0%	15.0%	9.9%	6.4%
Coupang, Inc.	26.8%	5.3%	18.5%	11.8%	53.8%	57.7%	10.0%	528.6%	111.9%	(156.6)%	42.9%	11.2%	522.3%	90.7%	(132.2)%	3.1%	3.1%	0.6%	(5.4)%	1.9%	1.9%	(0.5)%	(6.5)%
Jumia	5.4%	(9.6)%	(8.3)%	21.3%	5.2%	16.6%	40.0%	64.4%	9.0%	(27.5)%	16.2%	(38.2)%	63.0%	10.6%	(30.1)%	(36.8)%	(36.8)%	(94.9)%	(126.4)%	(39.3)%	(39.3)%	(97.4)%	(132.2)%
Etsy, Inc.	16.8%	1.3%	7.1%	10.2%	35.0%	(2.1)%	1.0%	(3.6)%	(17.9)%	18.5%	(4.1)%	0.3%	(3.5)%	(22.5)%	18.0%	15.7%	15.7%	17.5%	23.5%	13.7%	13.7%	15.2%	21.6%
Revolve Group,	22.6%	(0.1)%	(3.0)%	23.6%	53.5%	(25.2)%	(36.3)%	(67.3)%	(23.3)%	66.6%	(28.4)%	(41.2)%	(71.8)%	(24.6)%	72.4%	2.6%	2.6%	7.6%	12.3%	2.1%	2.1%	7.2%	11.8%
Chewy, Inc.	16.0%	1.3%	10.2%	12.8%	25.5%	42.6%	(36.7)%	(52.4)%	462.0%	47.8%	20.3%	(302.0)%	(141.9)%	176.7%	18.7%	0.5%	0.5%	1.2%	(0.4)%	(0.2)%	(0.2)%	0.6%	(0.8)%
PDD Holdings Inc.	56.5%	28.3%	84.5%	28.0%	62.3%	103.5%	30.1%	81.6%	258.1%	198.8%	98.0%	33.0%	87.8%	306.0%	175.6%	24.6%	24.6%	25.0%	8.9%	23.7%	23.7%	23.3%	7.3%
Wayfair Inc.	(5.3)%	0.1%	(1.8)%	(10.9)%	(3.1)%	(204.8)%	15.2%	48.9%	(1791.3)%	(86.7)%	(226.3)%	(17.7)%	44.1%	(1502.4)%	(122.5)%	(5.0)%	(5.0)%	(9.6)%	0.5%	(6.1)%	(6.1)%	(10.8)%	(0.6)%
Global-E Online	61.1%	8.7%	39.3%	66.8%	79.9%	76.8%	4.6%	387.8%	(48.4)%	119.4%	(345.8)%	(2.8)%	26.0%	(156.9)%	(880.4)%	8.4%	8.4%	2.4%	7.7%	(21.9)%	(21.9)%	(41.2)%	(26.8)%
Beyond, Inc.	(14.5)%	(1.3)%	(19.1)%	(30.0)%	10.5%	(199.4)%	(138.2)%	(386.5)%	(69.7)%	13.1%	(206.9)%	110.2%	(537.3)%	(75.7)%	14.8%	(6.8)%	(6.8)%	1.9%	4.4%	(7.6)%	(7.6)%	1.4%	4.0%
Maximum	61.1%	28.3%	84.5%	66.8%	79.9%	126.2%	40.0%	528.6%	462.0%	198.8%		110.2%	522.3%	306.0%	251.6%	24.6%	24.6%	25.0%	23.5%	23.7%	23.7%	23.3%	21.6%
Third Quartile	47.1%	7.8%	32.6%	26.9%	60.2%	72.0%	14.0%	85.1%	119.2%	106.2%		12.2%	81.6%	122.0%	59.0%	13.9%	13.9%	12.2%	9.2%	10.8%	10.8%	9.2%	7.1%
Average	23.9%	4.4%	16.5%	18.3%	40.0%	(0.8)%	(10.0)%	68.8%	(98.8)%	37.4%		(23.5)%	9.7%	(106.8)%	(61.4)%	2.5%	2.5%	(3.5)%	(6.6)%	(1.9)%	(1.9)%	(9.2)%	(11.6)%
Median	19.7%	1.3%	8.6%	17.1%	44.2%	29.6%	7.3%	56.7%	(4.5)%	33.2%		(1.2)%	35.0%	(6.0)%	16.4%	2.8%	2.8%	2.2%	6.1%	0.9%	0.9%	1.0%	1.7%
First Quartile	8.0%	(0.1)%	(2.7)%	10.6%	14.3%	(19.5)%	(26.9)%	(40.2)%	(42.1)%	(17.4)%		(33.1)%	(54.7)%	(62.9)%	(99.4)%	(3.6)%	(3.6)%	0.7%	(0.1)%	(7.2)%	(7.2)%	(8.2)%	(5.1)%
Minimum	(14.5)%	(9.6)%	(19.1)%	(30.0)%	(3.1)%	(204.8)%	(138.2)%	(386.5)%	(1791.3)%	(156.8)%		(302.0)%	(537.3)%	(1502.4)%	(880.4)%	(36.8)%	(36.8)%	(94.9)%	(126.4)%	(39.3)%	(39.3)%	(97.4)%	(132.2)%
Coefficient of Variance		227.8%	184.1%	149.6%	74.8%	-14452.6%	-513.4%	362.5%	-624.5%	298.9%		-454.5%	2687.9%	-476.9%	-506.7%	686.8%	686.8%	-960.3%	-649.3%	-971.9%	-971.9%	-386.5%	-381.3%

Notes to Schedule
(1)
CAGR = Compoud Annual Growth Rate; TTM = Trailing Twelve Months.
EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization, EBIT = Earnings Before Interest and Taxes.
Source: Capital IQ

(2)
See Schedule 11.

Annex H
2023 CODE OF GEORGIA
Section 14-2-701. Annual Meeting
(a)   A corporation shall hold a meeting of shareholders annually at a time stated in or fixed in accordance with the bylaws.
(b)   (1) Except as provided for in paragraph (2) of this subsection, annual shareholders’ meetings may be held in or out of this state at the place stated in or fixed in accordance with the bylaws. If no place is stated in or fixed in accordance with the bylaws, annual shareholders’ meetings shall be held at the corporation’s principal office.
(2)   Unless the articles of incorporation or the bylaws provide otherwise, the board of directors may determine that an annual shareholders’ meeting may be held wholly or partially by means of remote communication as authorized by Code Section 14-2-708.
(c)   The failure to hold an annual meeting at the time stated in or fixed in accordance with a corporation’s bylaws does not affect the validity of any corporate action.
Section 14-2-702. Special Meeting
(a)   A corporation shall hold a special meeting of shareholders:
(1)   On call of its board of directors or the person or persons authorized to do so by the articles of incorporation or bylaws;
(2)   Except as to corporations described in paragraph (3) of this subsection, if the holders of at least 25 percent, or such greater or lesser percentage as may be provided in the articles of incorporation or bylaws, of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting, sign, date, and deliver to the corporation one or more demands in writing or by electronic transmission for the meeting describing the purpose or purposes for which it is to be held; or
(3)   In the case of a corporation having 100 or fewer shareholders of record, if the holders of at least 25 percent, or such lesser percentage as may be provided in the articles of incorporation or bylaws, of all the votes entitled to be cast on any issue to be considered at the proposed special meeting sign, date, and deliver to the corporation one or more demands in writing or by electronic means for the meeting describing the purpose or purposes for which it is to be held.
(b)   If not otherwise fixed under Code Section 14-2-703 or Code Section 14-2-707, the record date for determining shareholders entitled to demand a special meeting is the date the first shareholder signs the demand.
(c)   (1) Except as provided for under paragraph (2) of this subsection, special shareholders’ meetings may be held in or out of this state at the place stated in or fixed in accordance with the bylaws. If no place is stated or fixed in accordance with the bylaws, special shareholders’ meetings shall be held at the corporation’s principal office.
(2)   Unless the articles of incorporation or the bylaws provide otherwise, the board of directors may determine that a special shareholders’ meeting be held wholly or partially by means of remote communication as authorized by Code Section 14-2-708.
(d)   Only business within the purpose or purposes described in the meeting notice required by subsection (c) of Code Section 14-2-705 may be conducted at a special shareholders’ meeting.
(e)   Unless otherwise provided in the articles of incorporation, a demand by a shareholder for a special meeting may be revoked by a written or electronic transmission to that effect by the shareholder received by the corporation prior to the call of the special meeting.

(f)   A bylaw provision governing the percentage of shares required to call special meetings is not a quorum or voting requirement.
Section 14-2-703. Court-Ordered Meeting
(a)   The superior court of the county where a corporation’s registered office is located may summarily order a meeting to be held:
(1)   On application of any shareholder of the corporation if an annual meeting was not held within the earlier of six months after the end of a fiscal year of the corporation or 15 months after its last annual meeting; or
(2)   On application of a shareholder who signed a demand for a special meeting valid under Code Section 14-2-702, if:
(A)   Notice of the special meeting was not given within 30 days after the date the demand was delivered to the corporation’s secretary; or
(B)   The special meeting was not held in accordance with the notice.
(b)   After notice to the corporation, the superior court may order that the meeting be deemed an annual meeting or a special meeting.
Section 14-2-704 — Action without meeting
(a)   Action required or permitted by this chapter to be taken at a shareholders’ meeting may be taken without a meeting if the action is taken by all the shareholders entitled to vote on the action or, if so provided in the articles of incorporation, by persons who would be entitled to vote at a meeting shares having voting power to cast not less than the minimum number (or numbers, in the case of voting by groups) of votes that would be necessary to authorize or take the action at a meeting at which all shareholders entitled to vote were present and voted. The action must be evidenced by one or more written consents bearing the date of signature and describing the action taken, signed by shareholders entitled to take action without a meeting and delivered to the corporation for inclusion in the minutes or filing with the corporate records.
(b)   No written consent signed under this Code section shall be valid unless:
(1)   The consenting shareholder has been furnished the same material that, under this chapter, would have been required to be sent to shareholders in a notice of a meeting at which the proposed action would have been submitted to the shareholders for action, including notice of any applicable dissenters’ rights as provided in Code Section 14-2-1320; or
(2)   The written consent contains an express waiver of the right to receive the material otherwise required to be furnished.
(c)   If the articles of incorporation give the shareholders the right to cumulate their votes, action with respect to any election of directors may be taken without a meeting only by written consent signed by all the shareholders entitled to vote on the election of directors.
(d)   If not otherwise fixed under Code Section 14-2-703 or Code Section 14-2-707, the record date for determining shareholders entitled to take action without a meeting is the date the first shareholder signs the consent. No written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest date appearing on a consent delivered to the corporation in the manner required by this Code section, evidence of written consents signed by shareholders sufficient to act by written consent are received by the corporation. A written consent may be revoked by a writing to that effect received by the corporation prior to the receipt by the corporation of unrevoked written consents sufficient in number to take corporate action.
(e)   A consent signed under this Code section has the effect of a meeting vote and may be described as such in any document. A consent delivered to the corporation shall become effective on the date of delivery of the last consent required to take action under subsection (d) of this Code section or such later date as it may provide.

(f)   If action is taken under this Code section by less than all of the shareholders entitled to vote on the action, all voting shareholders on the record date who did not participate in taking the action shall be given written notice of the action, together with the material described in paragraph (1) of subsection (b) of this Code section, not more than ten days after the taking of action without a meeting.
(g)   If this chapter requires that notice of action by shareholders be given to nonvoting shareholders and the action is taken by voting shareholders without a meeting, the corporation must give its nonvoting shareholders written notice of the action not more than ten days after the taking of action without a meeting. The notice must contain or be accompanied by the same material that, under this chapter, would have been required to be sent to nonvoting shareholders in a notice of meeting at which the proposed action would have been submitted to the shareholders for action.
(h)   An electronic transmission which is transmitted by a shareholder that evidences a shareholder’s consent, requests or demands an action to be taken by the corporation, or provides notice to the corporation under this chapter shall be deemed to be written, signed, and dated for the purposes of this chapter, provided that any such electronic transmission sets forth or is delivered with information from which the corporation can determine:
(1)   That the electronic transmission was transmitted by the shareholder; and
(2)   The date on which such shareholder transmitted such electronic transmission. The date on which such electronic transmission is transmitted shall be deemed to be the date on which such consent, request, demand, or notice was signed.
Section 14-2-705. Notice of Meeting
(a)   A corporation shall notify shareholders of the date, time, and place of each annual and special shareholders’ meeting no fewer than ten nor more than 60 days before the meeting date. Unless this chapter or the articles of incorporation require otherwise, the corporation is required to give notice only to shareholders entitled to vote at the meeting.
(b)   Unless this chapter or the articles of incorporation require otherwise, notice of an annual meeting need not include a description of the purpose or purposes for which the meeting is called.
(c)   Notice of a special meeting must include a description of the purpose or purposes for which the meeting is called.
(d)   If not otherwise fixed under Code Section 14-2-703 or Code Section 14-2-707, the record date for determining shareholders entitled to notice of and to vote at an annual or special shareholders’ meeting is the close of business on the day before the first notice is delivered to shareholders.
(e)   Unless the bylaws require otherwise, if an annual or special shareholders’ meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time, or place if the new date, time, or place is announced at the meeting before adjournment. If a new record date for the adjourned meeting is or must be fixed under Code Section 14-2-707, however, notice of the adjourned meeting must be given under this Code section to persons who are shareholders as of the new record date.
(f)   Notwithstanding the provisions of this Code section, a corporation need not provide any notice required by this Code section to a shareholder to whom:
(1)   Notices of two consecutive annual meetings; or
(2)   All and at least two payments of dividends or interest on securities or dividend reinvestment confirmations during a 12 month period have been mailed addressed to the shareholder’s address shown in the corporation’s current record of shareholders and have been returned as undeliverable. Any action or meeting which shall be taken or held without notice to any such shareholder shall have the same force and effect as if such notice had been duly given. If any such shareholder shall deliver to the corporation written notice setting forth such shareholder’s then current address, the requirement that notice be given to such shareholder shall be reinstated. If the action taken by the corporation requires the filing of a document under any other provision of this chapter, the document need not state that notice was not given to shareholders to whom notice was not required to be given pursuant to this subsection.
Section 14-2-706. Waiver of Notice
(a)   A shareholder may waive any notice required by this chapter, the articles of incorporation, or bylaws before or after the date and time stated in the notice. The waiver must be in writing or by electronic transmission, be signed by the shareholder entitled to the notice, and be delivered to the corporation for inclusion in the minutes or filing with the corporate records.
(b)   A shareholder’s attendance at a meeting:
(1)   Waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting; and
(2)   Waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.
(c)   Unless required by the bylaws, neither the business transacted nor the purpose of the meeting need be specified in the waiver, except that any waiver by a shareholder of the notice of a meeting of shareholders with respect to an amendment of the articles of incorporation pursuant to Code Section 14-2-1003, a plan of merger or share exchange pursuant to Code Section 14-2-1103, a sale of assets pursuant to Code Section 14-2-1202, or any other action which would entitle the shareholder to dissent pursuant to Code Section 14-2-1302 and obtain payment for his shares shall not be effective unless:
(1)   Prior to the execution of the waiver, the shareholder shall have been furnished the same material that under this chapter would have been required to be sent to the shareholder in a notice of the meeting, including notice of any applicable dissenters’ rights as provided in Code Sections 14-2-1320 and 14-2-1322; or
(2)   The waiver expressly waives the right to receive the material required to be furnished.
Section 14-2-707. Record Date
(a)   The bylaws may fix or provide the manner of fixing the record date for one or more voting groups in order to determine the shareholders entitled to notice of a shareholders’ meeting, to demand a special meeting, to vote, or to take any other action. If the bylaws do not fix or provide for fixing a record date, the board of directors of the corporation may fix a future date as the record date.
(b)   A record date fixed under this Code section may not be more than 70 days before the meeting or action requiring a determination of shareholders.
(c)   A determination of shareholders entitled to notice of or to vote at a shareholders’ meeting is effective for any adjournment of the meeting unless the board of directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.
(d)   If a court orders a meeting adjourned to a date more than 120 days after the date fixed for the original meeting, it may provide that the original record date continues in effect or it may fix a new record date.
Section 14-2-708 — Shareholder and proxies’ participation by remote communication
When authorized by the board of directors, and subject to such guidelines and procedures as the board of directors may adopt, shareholders and holders of proxies of any class or series designated by the board of directors not physically present at a meeting of shareholders may, by means of remote communication:
(1)   Participate in a meeting of shareholders; and

(2)   Be deemed present in person and vote at a meeting of shareholders, whether such meeting is held at a designated place or held wholly by means of remote communication, provided that:
(A)   The corporation implements reasonable procedures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a shareholder or holder of a proxy;
(B)   The corporation implements reasonable procedures to provide such shareholders and holders of proxies a reasonable opportunity to participate in the meeting and to vote on matters submitted to such shareholders and holders of proxies, including, but not limited to, an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and
(C)   When any shareholder or holder of a proxy votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.
Section 14-2-1320 — Notice of dissenters’ rights
(a)   If proposed corporate action creating dissenters’ rights under Code Section 14-2-1302 is submitted to a vote at a shareholders’ meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters’ rights under this article and be accompanied by a copy of this article.
(b)   If corporate action creating dissenters’ rights under Code Section 14-2-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters’ rights that the action was taken and send them the dissenters’ notice described in Code Section 14-2-1322 no later than ten days after the corporate action was taken.
Section 14-2-1321 — Notice of intent to demand payment
(a)   If proposed corporate action creating dissenters’ rights under Code Section 14-2-1302 is submitted to a vote at a shareholders’ meeting, a record shareholder who wishes to assert dissenters’ rights:
(1)   Must deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
(2)   Must not vote his shares in favor of the proposed action.
(b)   A record shareholder who does not satisfy the requirements of subsection (a) of this Code section is not entitled to payment for his shares under this article.
Section 14-2-1322 — Dissenters’ notice
(a)   If proposed corporate action creating dissenters’ rights under Code Section 14-2-1302 is authorized at a shareholders’ meeting, the corporation shall deliver a written dissenters’ notice to all shareholders who satisfied the requirements of Code Section 14-2-1321.
(b)   The dissenters’ notice must be sent no later than ten days after the corporate action was taken and must:
(1)   State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;
(2)   Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;
(3)   Set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the notice required in subsection (a) of this Code section is delivered; and
(4)   Be accompanied by a copy of this article.

Section 14-2-1323 — Duty to demand payment
(a)   A record shareholder sent a dissenters’ notice described in Code Section 14-2-1322 must demand payment and deposit his certificates in accordance with the terms of the notice.
(b)   A record shareholder who demands payment and deposits his shares under subsection (a) of this Code section retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.
(c)   A record shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters’ notice, is not entitled to payment for his shares under this article.
Section 14-2-1324 — Share restrictions
(a)   The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under Code Section 14-2-1326.
(b)   The person for whom dissenters’ rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.
Section 14-2-1325 — Offer of payment
(a)   Except as provided in Code Section 14-2-1327, within ten days of the later of the date the proposed corporate action is taken or receipt of a payment demand, the corporation shall by notice to each dissenter who complied with Code Section 14-2-1323 offer to pay to such dissenter the amount the corporation estimates to be the fair value of his or her shares, plus accrued interest.
(b)   The offer of payment must be accompanied by:
(1)   The corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders’ equity for that year, and the latest available interim financial statements, if any;
(2)   A statement of the corporation’s estimate of the fair value of the shares;
(3)   An explanation of how the interest was calculated;
(4)   A statement of the dissenter’s right to demand payment under Code Section 14-2-1327; and
(5)   A copy of this article.
(c)   If the shareholder accepts the corporation’s offer by written notice to the corporation within 30 days after the corporation’s offer or is deemed to have accepted such offer by failure to respond within said 30 days, payment for his or her shares shall be made within 60 days after the making of the offer or the taking of the proposed corporate action, whichever is later.
Section 14-2-1326 — Failure to take action
(a)   If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.
(b)   If, after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters’ notice under Code Section 14-2-1322 and repeat the payment demand procedure.

Section 14-2-1327 — Procedure if shareholder dissatisfied with payment or offer
(a)   A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate of the fair value of his shares and interest due, if:
(1)   The dissenter believes that the amount offered under Code Section 14-2-1325 is less than the fair value of his shares or that the interest due is incorrectly calculated; or
(2)   The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.
(b)   A dissenter waives his or her right to demand payment under this Code section and is deemed to have accepted the corporation’s offer unless he or she notifies the corporation of his or her demand in writing under subsection (a) of this Code section within 30 days after the corporation offered payment for his or her shares, as provided in Code Section 14-2-1325.
(c)   If the corporation does not offer payment within the time set forth in subsection (a) of Code Section 14-2-1325:
(1)   The shareholder may demand the information required under subsection (b) of Code Section 14-2-1325, and the corporation shall provide the information to the shareholder within ten days after receipt of a written demand for the information; and
(2)   The shareholder may at any time, subject to the limitations period of Code Section 14-2-1332, notify the corporation of his own estimate of the fair value of his shares and the amount of interest due and demand payment of his estimate of the fair value of his shares and interest due.

Annex I
201912 Integrated Wellness Acquisition Corp BC Proxy Card Rev3 — FrontYOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.2025Vote by Internet — QUICKEASY{foots}IMMEDIATE — 24 Hours a Day, 7 Days a Week or by MailINTEGRATED WELLNESS ACQUISITION CORP PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 7, 2025.INTERNET — www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.Vote at the Meeting — If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary generalmeeting. To attend the extraordinary general meeting, visit: https://www.cstproxy.com/ integratedwellnessholdings/2025MAIL — Mark, sign and date your proxy card and return it in the postage-paid envelope provided. FOLD HERE > DO NOT SEPARATE > INSERT IN ENVELOPE PROVIDEDPROXYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSINTEGRATED WELLNESS ACQUISITION CORPThe undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated November 12, 2025, in connection with the Extraordinary General Meeting of shareholders (the “Extraordinary General Meeting”) of Integrated Wellness Acquisition Corp to be held at 10:00 a.m. Eastern Time, on December 8, 2025, at the office of Ellenoff Grossman & Schole LLP located at1345 Avenue of the Americas, New York, New York 10105 and via a virtual meeting at https://www.cstproxy.com/ integratedwellnessholdings/2025, and hereby appoints Binson Lau and Matthew Malriat, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Shareholders Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement/prospectus.THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALSPLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.(Continued and to be marked, dated and signed on the other side)

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201912 Integrated Wellness Acquisition Corp BC Proxy Card Rev3 — Back2025NOTICE IS HEREBY GIVEN that an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) of Integrated Wellness Acquisition Corp, a Cayman Islands exempted company (“IWAC”), will be held at 10:00 a.m. Eastern Time, onDecember 8, 2025, at the office of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, New York10105. You can participate in the Extraordinary General Meeting and vote your shares electronically via live webcast by visiting with the password of and entering the voter control number included on your proxy card. You will not be required to attend the Extraordinary General Meeting in person in order to vote, and IWAC encourages virtual participation. You are cordially invited to attend the Extraordinary General Meeting via the live webcast noted above, which will be held for the purposes of considering and voting upon, and if thought fit, passing and approving the following resolutions:PROXYPlease markXTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALSyour voteslike thisProposal No. 1 — The NTA Proposal — RESOLVED,FORAGAINST ABSTAINas a special resolution, that subject to the approval of theBusiness Combination Proposal and with effect immediatelyprior to the effectiveness of the Domestication, article 36.5(c) of IWAC’s current amended and restated articles of association be deleted in itsentirety.Proposal No. 2 — The Domestication Proposal —FORAGAINSTABSTAINRESOLVED, as a special resolution in accordance withArticle 31 of IWAC’s current amended and restated articlesof association, that IWAC transfer by way of continuation toDelaware and thereby be de-registered as an exempted company in the CaymanIslands and be registered by way of continuation as a corporation in the State ofDelaware, and conditional upon, and with effect from, the registration of IWAC in theState of Delaware as a corporation with the laws of the State of Delaware, the nameof Integral Wellness Acquisition Corp be changed to “Integrated Wellness AcquisitionCorp.” (the “Domestication”)Proposal No. 3 — The Business Combination ProposalFORAGAINSTABSTAIN— RESOLVED, as an ordinary resolution, that IWAC’s entryinto the Amended and Restated Business CombinationAgreement, dated as of May 30, 2024, by and amongIWAC, Btab and the other parties thereto (in the form attached to the joint proxystatement/information statement/prospectus as Annex A), and the transactionscontemplated thereby be confirmed, ratified and approved in all respects.Proposal No. 4 — The Charter Proposal — RESOLVED,FORAGAINSTABSTAINas a special resolution, that the Interim Charter of IWACHolding Company Inc., attached as Annex D to thejoint proxy statement/information statement/prospectusin respect of the meeting, be amended and restated and replaced in its entiretyby the Proposed Charter, in the form appended to the accompanying joint proxystatement/ information statement/prospectus as Annex E, to be effective upon theconsummation of the Business Combination.Proposal No. 5 — The Organizational Documents Advisory Proposals —RESOLVED, as an ordinary resolution, on an advisory and non-binding basis, toapprove each of the following proposals (Proposals A-F):Proposal ATo approve provisions in the Proposed Charter, whichFORAGAINSTABSTAINwill amend and replace the Interim Charter if theCharter Proposal is approved, providing that directorsmay be removed at any time, with or without cause, bythe affirmative vote of the holders of a majority of the voting power of the thenoutstanding shares of stock of Pubco entitled to vote generally in the election ofdirectors, voting together as a single class;Proposal BTo approve provisions in the Proposed Charter, whichFORAGAINSTABSTAINwill amend and replace the Interim Charter if the CharterProposal is approved, providing that (i) stockholder specialmeetings may only be called by the Pubco Board or holdersof Class V Shares pursuant to a resolution adopted by a majority of the Pubco Boardand (ii) stockholders may only act at annual and special meetings and not by writtenconsent;Proposal CTo approve provisions to be included in the ProposedFORAGAINSTABSTAINCharter providing that any amendment of the ProposedCharter and that any amendment of the Proposed Bylawsrequires the affirmative vote of the holders of a majority ofthe voting power of the then outstanding shares of capital stock of Pubco entitledto vote on such amendment;Proposal DTo approve provisions to be included in the ProposedFORAGAINSTABSTAINCharter changing the post-Business Combinationcompany’s corporate name to “Btab EcommerceHoldings, Inc.”;Proposal ETo approve provisions in the Proposed Charter toFORAGAINSTABSTAINremove certain provisions related to IWAC’s status asa blank check company that will no longer apply uponconsummation of the Business Combination;Proposal FTo approve provisions in the Proposed Charter, whichFORAGAINSTABSTAINwill amend and replace the Interim Charter if the CharterProposal is approved, increasing the total number ofauthorized shares of all classes of stock to 300,000,000shares, each with a par value of $0.0001 per share, consisting of (i) 250,000,000shares of Pubco Class A Shares and (ii) 50,000,000 shares of Pubco Class VShares;Proposal No. 6 — The Incentive Plan Proposal —FORAGAINSTABSTAINRESOLVED, as an ordinary resolution, the Pubco 2025Omnibus Incentive Plan (the “Incentive Plan”), a copy ofwhich is attached to this joint proxy statement/ informationstatement/prospectus as Annex F (such proposal, the “Incentive Plan Proposal”).Proposal No. 7 — The Director Election Proposal — RESOLVED, as an ordinary resolution, that the appointment of Douglas Benoit, Donald Fell, and Daniel Kelly Kennedy to serve as a Class I directors whose terms expire at the annual meeting of stockholders to be held in 2026 or until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, retirement or removal, Matthew Malriat and Qun Hua Wang to serve as Class II directors whose terms expire at the annual meeting of stockholders to be held in 2027 or until each such director’s successor has been duly elected and qualified, or until each such director’s earlier death, resignation, retirement or removal, and Binson Lau to serve as Class III director whose terms expire at the annual meeting of stockholders to be held in 2028 or until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, retirement or removal, be authorized, approved and confirmed in all respects (such proposal, the “DirectorElection Proposal”).NameDouglas BenoitFORWITHHOLDFOR ALLDonald FellALLALLEXCEPTDaniel Kelly Kennedy GaoMatthew MalriatQun Hua WangBinson LauTo withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the name(s) of the nominee(s) on the line below:{foots}Proposal No. 8 — The AdjournmentProposalFORAGAINSTABSTAIN— RESOLVED, as an ordinaryresolution,thattheExtraordinary General Meeting beadjournedto alaterdate or dates or sine die, if necessary or desirable, at thedetermination of the IWAC Board (such proposal, the “Adjournment Proposal”).CONTROL NUMBER Signature> Signature, if held jointly> Date>2025.Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

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